UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          September 30, 2008

Date of reporting period:         September 30, 2008


ITEM 1.  REPORT TO SHAREHOLDERS
===============================

                                                     WELLS FARGO ADVANTAGE FUNDS

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                                    (GRAPHIC)

Annual Report
September 30, 2008

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

-    WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

-    WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND

-    WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

-    WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
Asia Pacific Fund .........................................................    4
Emerging Markets Equity Fund ..............................................   10
International Core Fund ...................................................   16
International Equity Fund .................................................   22
FUND EXPENSES .............................................................   28
PORTFOLIO OF INVESTMENTS
Asia Pacific Fund .........................................................   30
Emerging Markets Equity Fund ..............................................   34
International Core Fund ...................................................   39
International Equity Fund .................................................   43
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   52
Statements of Operations ..................................................   54
Statements of Changes in Net Assets .......................................   56
Financial Highlights ......................................................   60
NOTES TO FINANCIAL STATEMENTS .............................................   64
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   73
OTHER INFORMATION .........................................................   74
LIST OF ABBREVIATIONS .....................................................   78

The views expressed are as of September 30, 2008, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO
INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978   ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
       PORTFOLIO MANAGEMENT.

1985   ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT
       "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY
       MODELS INDICATE WILL PERFORM BETTER.

1994   INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
       OVER SPECIFIC TIME HORIZONS.

1997   WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF
       FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999   REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO
       THE WELLS FARGO FUNDS(R).

2003   EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
       MONTGOMERY ASSET MANAGEMENT, LLC.

2004   ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING
       THE COOKE & BIELER VALUE FUNDS.

2005   WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO
       ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 120 FUNDS AND PLACING IT
       AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006   ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
       WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO
       REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE
       FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds, the WELLS FARGO ADVISOR(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF SEPTEMBER 30, 2008.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund
Enterprise Fund
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio
WealthBuilder Equity Portfolio
WealthBuilder Growth Allocation Portfolio
WealthBuilder Growth Balanced Portfolio
WealthBuilder Moderate Balanced Portfolio
WealthBuilder Tactical Equity Portfolio
Target Today Fund(2)
Target 2010 Fund(2)
Target 2015 Fund(2)
Target 2020 Fund(2)
Target 2025 Fund(2)
Target 2030 Fund(2)
Target 2035 Fund(2)
Target 2040 Fund(2)
Target 2045 Fund(2)
Target 2050 Fund(2)

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1) The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM).

(3) The Variable Trust Funds are generally available only through insurance company variable contracts.

NOT PART OF THE ANNUAL REPORT.

                2 Wells Fargo Advantage International Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE PERIOD WAS MARKED BY AN EXTRAORDINARY AMOUNT OF MARKET VOLATILITY AND A SERIES OF FINANCIAL EVENTS THAT WERE NEARLY UNPRECEDENTED IN THEIR GLOBAL SCALE AND SCOPE.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the Wells Fargo Advantage International Stock Funds that covers the 12-month period that ended September 30, 2008. The period was marked by an extraordinary amount of market volatility and a series of financial events that were nearly unprecedented in their global scale and scope.

THE CREDIT CRISIS DEEPENED.

The real estate crisis that originated in the United States grew to affect credit markets and banks around the world. The events leading up to the crisis included cheap credit that encouraged an explosion in mortgage lending, a subsequent rise in home prices, and the packaging of mortgage loans into securities that were often purchased using debt. When home price appreciation stalled in 2006, easy access to credit all but disappeared, preventing struggling homeowners from refinancing their mortgages on more favorable terms. The price correction in the market value of homes also prevented some speculators from being able to sell their homes to pay off their full mortgage balances. The increase in mortgage defaults and late payments resulted in reduced cash flows to mortgage-backed securities and the forced unwinding of several debt-financed positions. The nationalization of the United Kingdom's Northern Rock bank, the partial nationalization of Dutch-Belgian bank Fortis, and the rescue deal for Germany's Hypo Real Estate (still in progress when the period ended) underscored the risks in the market.

GOVERNMENTS RESPONDED WITH INCREASING MONETARY AND FISCAL MEASURES.

Toward the beginning of the period, the government response was largely monetary. Credit-related problems led to reduced bank lending and dampened consumer sentiment, posing a threat to economic growth. At the same time, rising prices for food and energy put upward pressure on inflation. Central banks aimed to provide liquidity while also keeping inflation in check. The Bank of England cut its key rate during the period from 5.5% to 5.0% and launched a program in April 2008 that allowed banks to temporarily swap high-quality securities for U.K. Treasury bills. The European Central Bank (ECB) actually raised its key rate in July, warning against a replay of 1970s-style inflation if central banks cut interest rates in the face of rising inflation, and remained on hold through the end of the period. However, the ECB participated in a global consortium of central banks--which also included the Bank of Canada, the Bank of England, the U.S. Federal Reserve, the Bank of Japan, and the Swiss National Bank--to provide U.S. dollar liquidity through short-term auctions.

                Wells Fargo Advantage International Stock Funds 3


Letter to Shareholders

As stresses to the banking system increased, governments escalated their intervention. Toward the end of September, Ireland's government pledged to guarantee the deposits and debts at six Irish financial institutions. Sentiment surrounding global banks was also improved by the late September negotiations over the Troubled Asset Relief Program (TARP) within the United States, which would provide the U.S. Treasury Department authority to purchase troubled assets.

STOCK MARKETS STRUGGLED IN MOST AREAS.

Disruption in the credit markets led to tighter lending standards and/or higher borrowing costs for companies and individuals, feeding fears of a recession. Global stock market returns were negative across the board, with the MSCI EAFE(1), an index of developed market countries, posting returns that were comparable to those of the MSCI Emerging Markets Index(2). Asian markets excluding Japan were especially hard hit on worries that the export-dependent region would suffer disproportionately from a slowdown in global growth. Investors sought relative safety in high-quality government bonds, which were one of the few asset classes to post positive returns for the period.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

GLOBAL STOCK MARKET RETURNS WERE NEGATIVE ACROSS THE BOARD, WITH THE MSCI EAFE, AN INDEX OF DEVELOPED MARKET COUNTRIES, POSTING RETURNS THAT WERE COMPARABLE TO THOSE OF THE MSCI EMERGING MARKETS INDEX. ASIAN MARKETS EXCLUDING JAPAN WERE ESPECIALLY HARD HIT ON WORRIES THAT THE EXPORT-DEPENDENT REGION WOULD SUFFER DISPROPORTIONATELY FROM A SLOWDOWN IN GLOBAL GROWTH.

----------
(1) The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

(2) The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

                4 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE ASIA PACIFIC
FUND (the Fund) seeks long-term
capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Anthony L. T. Cragg

FUND INCEPTION

December 31, 1993

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

ASIA PACIFIC FUND                  1 YEAR
-----------------                  ------
Investor Class                     (38.63)%
BENCHMARK
   MSCI AC Asia Pacific Index(1)   (32.65)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.65% AND 2.01%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

                   WELLS FARGO
                 ADVANTAGE ASIA       WELLS FARGO ADVANTAGE ASIA       MSCI AC ASIA
   Date      PACIFIC FUND - CLASS A   PACIFIC FUND - INVESTOR CLASS   PACIFIC INDEX
----------   ----------------------   -----------------------------   -------------
 9/30/1998            9,425                       10,000                10,000
10/31/1998           10,860                       11,529                11,700
11/30/1998           12,140                       12,887                12,340
12/31/1998           12,540                       13,312                12,721
 1/31/1999           12,620                       13,397                12,823
 2/28/1999           12,180                       12,930                12,548
 3/31/1999           13,480                       14,310                14,116
 4/30/1999           15,660                       16,624                15,176
 5/31/1999           15,900                       16,879                14,390
 6/30/1999           18,520                       19,660                15,897
 7/31/1999           18,940                       20,106                16,887
 8/31/1999           18,760                       19,915                16,823
 9/30/1999           18,580                       19,724                17,302
10/31/1999           19,240                       20,425                17,933
11/30/1999           22,020                       23,376                18,894
12/31/1999           24,582                       26,095                20,137
 1/31/2000           23,671                       25,129                19,428
 2/29/2000           25,285                       26,842                18,950
 3/31/2000           24,747                       26,271                20,163
 4/30/2000           20,671                       21,944                18,644
 5/31/2000           18,085                       19,198                17,577
 6/30/2000           19,595                       20,802                18,806
 7/31/2000           18,395                       19,528                17,051
 8/31/2000           19,637                       20,846                17,767
 9/30/2000           17,547                       18,627                16,611
10/31/2000           16,119                       17,111                15,563
11/30/2000           15,953                       16,936                15,002
12/31/2000           15,500                       16,454                14,410
 1/31/2001           16,087                       17,077                14,798
 2/28/2001           15,543                       16,501                14,123
 3/31/2001           13,913                       14,770                13,313
 4/30/2001           14,543                       15,439                14,048
 5/31/2001           14,457                       15,347                14,022
 6/30/2001           14,261                       15,139                13,416
 7/31/2001           13,413                       14,239                12,567
 8/31/2001           13,870                       14,724                12,320
 9/30/2001           11,848                       12,577                10,941
10/31/2001           12,065                       12,808                11,155
11/30/2001           13,304                       14,124                11,687
12/31/2001           13,562                       14,397                11,423
 1/31/2002           14,287                       15,166                10,998
 2/28/2002           14,506                       15,399                11,299
 3/31/2002           15,008                       15,935                11,956
 4/30/2002           15,422                       16,378                12,392
 5/31/2002           15,990                       16,983                12,877
 6/30/2002           15,263                       16,215                12,223
 7/31/2002           14,276                       15,166                11,452
 8/31/2002           13,903                       14,770                11,365
 9/30/2002           12,544                       13,326                10,678
10/31/2002           12,149                       12,906                10,393
11/30/2002           12,675                       13,466                10,826
12/31/2002           12,499                       13,278                10,470
 1/31/2003           12,256                       13,020                10,255
 2/28/2003           12,123                       12,879                10,172
 3/31/2003           11,836                       12,574                 9,839
 4/30/2003           12,057                       12,809                 9,985
 5/31/2003           13,294                       14,122                10,537
 6/30/2003           14,376                       15,272                11,233
 7/31/2003           15,215                       16,163                11,725
 8/31/2003           16,805                       17,852                12,735
 9/30/2003           17,887                       19,002                13,301
10/31/2003           19,212                       20,409                14,103
11/30/2003           18,792                       19,964                13,796
12/31/2003           20,030                       21,278                14,752
 1/31/2004           20,654                       21,942                15,133
 2/29/2004           21,167                       22,487                15,336
 3/31/2004           22,266                       23,655                16,532
 4/30/2004           21,214                       22,537                15,623
 5/31/2004           20,364                       21,634                15,171
 6/30/2004           20,789                       22,086                15,658
 7/31/2004           20,073                       21,325                15,003
 8/31/2004           20,342                       21,610                15,281
 9/30/2004           21,103                       22,418                15,340
10/31/2004           21,461                       22,799                15,741
11/30/2004           23,318                       24,772                16,745
12/31/2004           24,125                       25,630                17,495
 1/31/2005           24,928                       26,482                17,298
 2/28/2005           25,589                       27,184                17,909
 3/31/2005           24,503                       26,031                17,370
 4/30/2005           24,214                       25,723                17,008
 5/31/2005           24,238                       25,749                17,038
 6/30/2005           24,817                       26,365                17,306
 7/31/2005           25,855                       27,467                17,781
 8/31/2005           26,193                       27,826                18,353
 9/30/2005           27,835                       29,570                19,925
10/31/2005           27,014                       28,698                19,262
11/30/2005           28,124                       29,878                20,221
12/31/2005           30,796                       32,717                21,653
 1/31/2006           32,728                       34,768                22,923
 2/28/2006           32,146                       34,150                22,770
 3/31/2006           34,527                       36,680                23,251
 4/30/2006           37,173                       39,490                24,347
 5/31/2006           34,077                       36,202                22,770
 6/30/2006           33,389                       35,471                22,617
 7/31/2006           32,834                       34,881                22,590
 8/31/2006           33,495                       35,584                23,105
 9/30/2006           33,257                       35,331                23,075
10/31/2006           34,712                       36,877                23,760
11/30/2006           36,220                       38,479                24,521
12/31/2006           37,861                       40,222                25,298
 1/31/2007           39,013                       41,446                25,339
 2/28/2007           39,498                       41,961                26,014
 3/31/2007           40,407                       42,927                26,207
 4/30/2007           41,196                       43,764                26,514
 5/31/2007           42,863                       45,535                27,290
 6/30/2007           44,288                       47,049                27,814
 7/31/2007           44,469                       47,242                28,417
 8/31/2007           42,772                       45,407                27,789
 9/30/2007           47,986                       50,946                29,932
10/31/2007           53,078                       56,356                31,419
11/30/2007           49,319                       52,362                29,738
12/31/2007           48,699                       51,710                29,001
 1/31/2008           44,750                       47,475                26,398
 2/29/2008           46,271                       49,092                27,195
 3/31/2008           43,409                       46,050                25,824
 4/30/2008           44,713                       47,436                27,831
 5/31/2008           45,039                       47,783                27,890
 6/30/2008           40,800                       43,278                25,469
 7/31/2008           37,829                       40,159                24,709
 8/31/2008           35,184                       37,310                23,454
 9/30/2008           29,459                       31,265                20,158

----------
(1) The Morgan Stanley Capital International All Country Asia Pacific ("MSCI AC Asia Pacific") Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Asia Pacific Fund Class A and Investor Class shares for the most recent ten years with the MSCI AC Asia Pacific Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

               Wells Fargo Advantage International Stock Funds 5


Performance Highlights

                             WELLS FARGO ADVANTAGE ASIA PACIFIC FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS:

- In a period of challenging market conditions, the Fund underperformed its benchmark.

- During the period, we reduced exposure to Australia, Hong Kong, and South Korea and also to oil and commodities.

- Toward the end of the period, we added exposure to China because valuations had become more attractive.

STOCK SELECTION IN SOUTH KOREA, CHINA, AND THAILAND HELPED BOOST THE FUND'S RELATIVE RESULTS WHILE STOCK SELECTION IN JAPAN, INDIA, AND AUSTRALIA DETRACTED FROM RETURNS.

The Fund's performance during the period was driven by country and sector allocation decisions; however, the overall selection of specific stocks also detracted from performance for the period. In terms of stock selection, the Fund's biggest relative gains came from South Korea, China, and Thailand while stock selection in Japan and Australia was the least effective. From a country-allocation perspective, the Fund's underweight position in South Korea and China proved beneficial, as did its underweighting in Japan and Australia. Unfortunately, the Fund's Japanese, Australian, and Indian holdings underperformed the benchmark for the period.

The Fund's two best-performing individual stocks were Jardine Strategic Holdings, a Hong Kong-based holding company with principal interests in engineering, construction, retailing, mining, and agribusiness companies; and Indofood Agri Resources Limited, a Singapore-based producer of edible oil and fats. Also performing well was South Korean Mirae Asset Securities, a financial services provider that specializes in the securities market. The Fund's weakest performers were Sino Gold Mining Limited, an Australia-based mining company; Edelweiss Capital Limited, a diversified financial services company in India; and Cosco Corporation Limited of Singapore. Among the Japanese stocks that detracted from performance were Marubeni Corporation, a diversified trading company with divisions in food, textiles, paper pulp, materials, energy, industrials, real estate, and finance. Mitsui & Company Limited, a Japanese general global business trading company, also declined.

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF SEPTEMBER 30, 2008)

Nippon Telegraph & Telephone Corporation   2.85%
iShares Asia Trust China Tracker ETF       2.47%
Jardine Strategic Holdings Limited         1.91%
Inpex Holdings Incorporated                1.90%
Mizuho Financial Group Incorporated        1.89%
Marubeni Corporation                       1.86%
Mitsubishi Corporation                     1.83%
Noble Group Limited                        1.79%
Oriental Land Company Limited              1.70%
SK Telecom Company Limited                 1.68%

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio. Holdings are subject to change and may have changed since the date specified.

                6 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND (CONTINUED)

WE CHOSE TO SELL SOME HOLDINGS AS WE ANTICIPATED A GLOBAL ECONOMIC SLOWDOWN.

We reduced the Fund's exposure to the energy, financials, and materials sectors. We used these proceeds to further diversify the portfolio. For example, we added to the Fund's holdings in the consumer discretionary, health care, industrials, and telecommunication services sectors. In terms of asset allocation by country, we increased the Fund's weighting in China, Japan, India, Singapore, Philippines, and Thailand while reducing its allocation to Australia, Hong Kong, and South Korea.

We increased the Fund's exposure to China because we felt that valuations were attractive and demand was still strong in certain industries. While we increased the Fund's exposure to Japan, it is still underweight relative to the benchmark. By the end of the period, the macroeconomic recovery in Japan was slowing, and looking forward, consumption may be constrained by a rapidly aging population and the stagnation of wages. Also, Japanese exporters have lost their cost competitiveness to China and South Korea in recent years.

In Australia, we decreased the Fund's exposure to precious metals, natural resources, and commodity-oriented investments. Because the portfolio already had exposure to stocks that depend on the Chinese domestic economy, we reduced the Fund's exposure to these areas, shifting our focus to financials. We also took profits from the Fund's holdings in South Korea because we believed that the country's growth would likely slow in line with the United States.

WE BELIEVE THAT THERE WILL BE LONG-TERM ECONOMIC GROWTH AND THAT CURRENT MARKET VALUATIONS ARE LOW IN ASIA.

In Japan, although growth may be muted in 2008, we plan to seek out firms with value-added products and global technologies with high-export potential and strong franchises with dividend-yield potential. In China, we think that the government is managing a slowdown in economic growth with reasonable success. While there is still some risk of earnings downgrades in China, valuations are approaching the average of the rest of the emerging-market countries and demand is still strong in certain industries. We remain optimistic about the longer-term potential of Chinese companies. The second half of 2008 may provide us with the chance to enter some attractive high-quality companies at better valuations. We have somewhat of a mixed outlook for Taiwan. On the one

COUNTRY ALLOCATION(4)
(AS OF SEPTEMBER 30, 2008)

                                  (PIE CHART)

Canada            (1%)
Indonesia         (1%)
Vietnam           (1%)
United Kingdom    (2%)
Malaysia          (2%)
New Zealand       (3%)
South Korea       (3%)
Taiwan            (4%)
Thailand          (5%)
India             (4%)
Philippines       (6%)
Australia         (7%)
China             (8%)
Japan            (16%)
Hong Kong        (19%)
Singapore        (18%)

----------
(4) Country allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of country allocation.

                Wells Fargo Advantage International Stock Funds 7


Performance Highlights

                             WELLS FARGO ADVANTAGE ASIA PACIFIC FUND (CONTINUED)

hand, the positive ramifications of future reunification with China and potential increased tourism from the mainland are attractive catalysts. On the other hand, performance of the market also depends on the global technology sector, which has been challenged recently. We do not favor India, where the rupee is weakening despite higher interest rates.

We've maintained the Fund's underweighting in financials because overall global sentiment is negative based on slowing growth in many countries. The Fund is underweight in technology holdings because we are cautious of the demand by U.S. and European consumers for electronics. The Fund is also slightly underweight in the energy sector. The portfolio is overweight in the industrials sector because we see opportunities for government and private infrastructure spending in the region. Overall, we will continue to focus on high-quality companies that we believe have good defensive attributes in their home markets, achievable growth strategies, and strong financials. We look for higher-dividend-yielding stocks with defensive growth characteristics and the potential to benefit the Fund's returns.

After a tumultuous September, investors remain concerned about slowing global growth and the fallout from the U.S. financial crisis. Despite increasing volatility, we remain focused on the fundamental value within each market and are looking for those companies that have the potential to survive a global slowdown due to their strong management, sound business models, and solid execution of their strategies. Lower oil and other commodity prices could create a scenario that may favor the Asia Pacific region. However, political risks, stock valuations, and country-specific macroeconomic policies have the potential to determine the winners and losers in each region.

                8 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

                             WELLS FARGO ADVANTAGE ASIA PACIFIC FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                         Including Sales Charge              Excluding Sales Charge           Expense Ratio
                                  -----------------------------------  -----------------------------------  ----------------
ASIA PACIFIC FUND                 6 Months*   1 Year  5 Year  10 Year  6 Months*   1 Year  5 Year  10 Year  Gross(6)  Net(7)
-----------------                 ---------  -------  ------  -------  ---------  -------  ------  -------  --------  ------
Class A (WFAAX)                    (36.03)   (42.15)   9.20    11.41    (32.14)   (38.53)   10.49    12.08    1.98%    1.60%
Class C (WFCAX)                    (33.35)   (40.10)   9.73    11.46    (32.35)   (39.10)    9.73    11.46    2.73%    2.35%
Investor Class (SASPX)                                                  (32.11)   (38.63)   10.47    12.07    2.01%    1.65%
BENCHMARK
   MSCI AC Asia Pacific Index(1)                                        (21.94)   (32.65)    8.67     7.26

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile, and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to regional risk and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Performance shown prior to the inception of Class A and Class C shares on July 31, 2007, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares and lower than those of the Class C shares. Investor Class shares incepted on December 31, 1993.

(6) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus for Class A and Class C shares and the April 1, 2008, prospectus for Investor Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

               10 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND (THE FUND) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Anthony L.T. Cragg
Alison Shimada

FUND INCEPTION

December 31, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008 (EXCLUDING SALES CHARGES)

EMERGING MARKETS EQUITY FUND        1 YEAR
----------------------------        ------
Class A                             (33.79)%
BENCHMARK
   MSCI Emerging Markets Index(1)   (33.01)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.90% AND 2.05%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

              WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE EMERGING
             EMERGING MARKETS EQUITY       MARKETS EQUITY FUND -        MSCI EMERGING
   Date           FUND - CLASS A            ADMINISTRATOR CLASS         MARKETS INDEX
----------   -----------------------   ------------------------------   -------------
 9/30/1998             9,425                        10,000                  10,000
10/31/1998            10,157                        10,781                  11,053
11/30/1998            10,422                        11,068                  11,972
12/31/1998             9,712                        10,318                  11,799
 1/31/1999            10,171                        10,810                  11,608
 2/28/1999            10,029                        10,664                  11,721
 3/31/1999            12,037                        12,805                  13,266
 4/30/1999            13,368                        14,228                  14,907
 5/31/1999            13,974                        14,879                  14,821
 6/30/1999            16,415                        17,485                  16,503
 7/31/1999            16,283                        17,352                  16,054
 8/31/1999            15,091                        16,089                  16,200
 9/30/1999            14,909                        15,903                  15,652
10/31/1999            15,763                        16,820                  15,985
11/30/1999            19,218                        20,517                  17,419
12/31/1999            21,484                        22,946                  19,634
 1/31/2000            21,525                        23,000                  19,751
 2/29/2000            21,680                        23,175                  20,012
 3/31/2000            23,033                        24,633                  20,110
 4/30/2000            20,715                        22,163                  18,203
 5/31/2000            19,596                        20,975                  17,451
 6/30/2000            20,885                        22,366                  18,066
 7/31/2000            20,145                        21,583                  17,136
 8/31/2000            21,358                        22,892                  17,221
 9/30/2000            19,599                        21,016                  15,717
10/31/2000            18,760                        20,125                  14,578
11/30/2000            16,940                        18,181                  13,303
12/31/2000            17,688                        18,992                  13,624
 1/31/2001            19,319                        20,752                  15,500
 2/28/2001            18,215                        19,575                  14,286
 3/31/2001            16,973                        18,248                  12,883
 4/30/2001            17,821                        19,168                  13,520
 5/31/2001            18,455                        19,859                  13,681
 6/30/2001            17,604                        18,952                  13,400
 7/31/2001            16,226                        17,476                  12,554
 8/31/2001            15,993                        17,233                  12,430
 9/30/2001            13,587                        14,647                  10,506
10/31/2001            14,271                        15,392                  11,158
11/30/2001            15,690                        16,935                  12,323
12/31/2001            17,063                        18,280                  13,301
 1/31/2002            17,822                        19,112                  13,752
 2/28/2002            18,239                        19,508                  13,978
 3/31/2002            18,973                        20,327                  14,818
 4/30/2002            19,327                        20,708                  14,915
 5/31/2002            19,719                        21,145                  14,677
 6/30/2002            18,340                        19,672                  13,576
 7/31/2002            17,430                        18,689                  12,543
 8/31/2002            17,139                        18,376                  12,737
 9/30/2002            15,102                        16,207                  11,362
10/31/2002            16,051                        17,243                  12,100
11/30/2002            16,658                        17,898                  12,933
12/31/2002            16,118                        17,315                  12,503
 1/31/2003            15,801                        17,002                  12,448
 2/28/2003            15,346                        16,510                  12,112
 3/31/2003            15,245                        16,401                  11,769
 4/30/2003            17,585                        18,939                  12,817
 5/31/2003            18,420                        19,840                  13,737
 6/30/2003            19,319                        20,815                  14,520
 7/31/2003            20,609                        22,216                  15,429
 8/31/2003            22,077                        23,808                  16,465
 9/30/2003            22,481                        24,234                  16,586
10/31/2003            24,480                        26,403                  17,997
11/30/2003            25,088                        27,062                  18,218
12/31/2003            27,605                        29,795                  19,539
 1/31/2004            27,314                        29,479                  20,233
 2/29/2004            27,921                        30,152                  21,166
 3/31/2004            27,947                        30,179                  21,438
 4/30/2004            24,759                        26,733                  19,686
 5/31/2004            24,139                        26,088                  19,298
 6/30/2004            24,113                        26,046                  19,386
 7/31/2004            23,544                        25,442                  19,043
 8/31/2004            24,885                        26,898                  19,840
 9/30/2004            26,087                        28,216                  20,986
10/31/2004            26,517                        28,683                  21,489
11/30/2004            29,136                        31,525                  23,480
12/31/2004            30,996                        33,543                  24,610
 1/31/2005            30,199                        32,678                  24,688
 2/28/2005            32,539                        35,232                  26,856
 3/31/2005            29,351                        31,786                  25,086
 4/30/2005            28,124                        30,467                  24,418
 5/31/2005            29,085                        31,511                  25,277
 6/30/2005            29,604                        32,088                  26,150
 7/31/2005            31,641                        34,298                  28,000
 8/31/2005            32,349                        35,081                  28,252
 9/30/2005            34,905                        37,868                  30,887
10/31/2005            32,615                        35,383                  28,869
11/30/2005            35,095                        38,088                  31,259
12/31/2005            37,133                        40,300                  33,111
 1/31/2006            42,695                        46,353                  36,829
 2/28/2006            42,116                        45,722                  36,794
 3/31/2006            43,532                        47,278                  37,124
 4/30/2006            47,292                        51,383                  39,773
 5/31/2006            41,446                        45,036                  35,615
 6/30/2006            42,000                        45,652                  35,539
 7/31/2006            42,129                        45,807                  36,071
 8/31/2006            42,811                        46,563                  37,008
 9/30/2006            42,566                        46,297                  37,319
10/31/2006            45,000                        48,973                  39,093
11/30/2006            48,077                        52,322                  42,005
12/31/2006            49,140                        53,503                  43,901
 1/31/2007            48,393                        52,688                  43,446
 2/28/2007            47,826                        52,097                  43,194
 3/31/2007            48,895                        53,264                  44,931
 4/30/2007            49,540                        53,982                  47,017
 5/31/2007            51,821                        56,485                  49,358
 6/30/2007            54,037                        58,904                  51,693
 7/31/2007            56,125                        61,197                  54,447
 8/31/2007            54,927                        59,903                  53,308
 9/30/2007            61,821                        67,456                  59,199
10/31/2007            69,296                        75,614                  65,805
11/30/2007            63,046                        68,806                  61,145
12/31/2007            63,961                        69,833                  61,363
 1/31/2008            57,955                        63,293                  53,723
 2/29/2008            60,507                        66,092                  57,708
 3/31/2008            57,401                        62,730                  54,660
 4/30/2008            60,468                        66,092                  59,104
 5/31/2008            62,105                        67,892                  60,218
 6/30/2008            56,937                        62,266                  54,222
 7/31/2008            52,774                        57,737                  52,219
 8/31/2008            48,792                        53,391                  48,066
 9/30/2008            40,931                        44,783                  39,659

----------
(1) The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an Index.

               Wells Fargo Advantage International Stock Funds 11


Performance Highlights

                  WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS:

- In a period of challenging market conditions, the Fund underperformed its benchmark.

- During the period, we reduced exposure to Russia, oil, and other commodities and added exposure to China as valuations became attractive.

- We continued to find buying opportunities in historically successful companies, particularly those that we believe have the potential to survive a global slowdown due to strong management, sound business models, and solid strategic execution.

- On February 1, 2008, the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND was renamed the WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND. The new name reflected a change in its principal investment strategy to a more diversified approach.

EMERGING MARKETS AROUND THE WORLD PERFORMED WELL DURING THE FIRST FEW MONTHS OF THE REPORTING PERIOD BUT HAVE SINCE CORRECTED FOLLOWING FIVE YEARS OF ROBUST PERFORMANCE FOR THE ASSET CLASS.

After posting positive returns during the final months of 2007, emerging markets suffered a correction in 2008 following five years of gains in the asset class as worries of weakness in the U.S. economy and the possibility of a recession increased. All major emerging markets were down for the period, and most were down significantly.

The Fund's holdings in Brazil, India, and Peru detracted from performance due to stock selection in all three countries.

The Fund's overweight in Peru also detracted from performance. Specifically, Brazilian materials and consumer discretionary holdings hurt the Fund's relative returns. The Fund's holding of Anhanguera Educacional, a Brazilian educational services company, detracted from performance for the period. Indian financials stocks declined as well, including Phoenix Mill Limited and Edelweiss Capital Limited. Energy and materials stocks dropped during the final three months of the reporting period; however, we had anticipated this correction and reduced the Fund's weighting in both sectors. Nevertheless, two of the Fund's biggest detractors were the Peruvian silver and gold producer Compania de Minas

COUNTRY ALLOCATION(3)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Continental Europe    (4%)
Latin America        (28%)
Mideast/Africa       (12%)
Russia                (7%)
Eastern Asia         (32%)
Australia             (1%)
United Kingdom        (1%)
Scadinavia            (1%)
Southeast Asia       (11%)
India                 (3%)


----------
(2) The chart compares the performance of the Wells Fargo Advantage Emerging Markets Equity Fund Class A and Administrator Class shares for the most recent ten years with the MSCI Emerging Markets Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

(3) Country allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of country allocation.

               12 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND (CONTINUED)

Buenaventura and Brazil's Companhia Vale do Rio Roce (CVRD), the world's largest iron ore producer. Also in Peru, Copeinca, a fishmeal-producing company, was a weak performer for the Fund.

While the Fund's energy and materials holdings lagged the benchmark, stock selection within the industrials sector was quite strong and added to relative returns for the year. Oil and commodity prices rose during the first six months of 2008, helping energy, materials, and industrials stocks during the period. Against this backdrop, Industrias Penoles, a Mexican mining company, was the Fund's leading contributor to performance. Evraz Group, Russia's largest steel producer, was another positive performer, as was Petrobras, Brazil's primary oil producer; Gazprom, the Russian gas company; and PetroChina, the Chinese oil producer.

South Korea, Russia, Mexico, Thailand, and China were positive contributors to the Fund's relative performance. South Korea was one of the weaker countries during the period, and the Fund's underweight position in the country and our stock selection helped performance. The Fund's positioning in Russia and its stock selection also helped performance. The Fund was overweight in Russia during the first half of the period, when commodity prices soared, which was beneficial. We reduced the overweight position when we felt that commodities were overvalued. Chinese markets sold off during the first part of 2008. The Fund's underweight position in China was a benefit. Toward the end of the period, we increased exposure to China because valuations became quite attractive and our stock selection in this area added value.

DURING A PERIOD OF CHALLENGING MARKET CONDITIONS, WE MADE A NUMBER OF CHANGES TO SECTORS AND COUNTRY-SPECIFIC WEIGHTINGS WITHIN THE PORTFOLIO.

We chose to reduce the Fund's exposure to the energy, materials, and information technology sectors because we anticipated a global economic slowdown. We also reduced the Fund's exposure to financials and used the proceeds to further diversify the portfolio. For example, we added holdings in consumer stocks, health care, and telecommunication services. We increased the Fund's weighting in Mexico through investments in Kimberly-Clark de Mexico, a paper-based-product manufacturer; American Movil; and Grupo Televisa. We also added exposure to the Philippines, Taiwan, and Thailand.

In contrast, we decreased the Fund's exposure to Brazil to reduce a substantial overweighting toward that country. We also reduced the Fund's holdings in South Korea because we believed that the country's growth would likely slow in line with the U.S. economy. We reduced the portfolio's weighting in Russia, based on our opinion that oil and commodity companies were overvalued. Finally, we lowered the Fund's weighting in South Africa due to deteriorating macroeconomic conditions.

               Wells Fargo Advantage International Stock Funds 13


Performance Highlights

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND (CONTINUED)

WE REMAIN FOCUSED ON THE FUNDAMENTAL VALUE WITHIN EACH MARKET AND ARE LOOKING FOR THOSE COMPANIES THAT HAVE THE POTENTIAL TO SURVIVE A GLOBAL SLOWDOWN.

We ended the period with overweight positions in China, Thailand, and the Philippines and underweight positions in Brazil, Russia, and India. In China, the government is managing a slowdown in economic growth with reasonable success. While there is still some risk of earnings downgrades in China, valuations are approaching the average of the rest of the emerging market countries and demand is still strong in certain industries. We have a neutral outlook on Israel and Central Europe (with a more positive bias toward Poland and the Czech Republic than toward Hungary). After a period of underperformance, we were warming up to South Africa; however, recent political events have weighed on its stock market. We are cautious about Latin America partially due to its exposure to commodities. Since valuations across the region have converged, we believe that country allocation will be less relevant in generating returns this year compared with the period 2002 to 2007. In our view, what will drive performance in Latin America in 2008 will be careful industry and stock selection. With this in mind, we will be looking for companies that have reasonable valuations, solid growth prospects, and high rates of returns compared with their global peers.

Although the Fund remains underweight in energy, falling but still historically high oil prices will make it likely that we will retain the majority of our exposure to Russia and Brazil. We have less conviction about commodities, due to the global growth slowdown, and we have reduced positions in the materials sector. Globally, we are finding attractive investments in infrastructure-related companies, and the Fund is overweight in the industrial sector. The U.S. consumer remains a focus as wages remain steady, domestic demand is relatively strong, and inflationary pressures have eased slightly. As a result, we have overweight positions in health care and consumer discretionary stocks. We see buying opportunities in companies with good operational track records, strong management, and sustainable demand. Therefore, we will focus on companies that have good defensive attributes in their home markets, achievable growth strategies, and strong financials. We will also increasingly look for higher-dividend-yielding stocks that have defensive growth characteristics.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Companhia Vale do Rio Doce Preferreda   0.91%
Gazprom ADR                             0.76%
Acer Incorporated                       0.69%
China Mobile (Hong Kong) Limited        0.65%
MTN Group Limited                       0.58%
Orascom Construction Industries         0.58%
Bank of China Limited                   0.58%
Telekomunikacja Polska SA               0.55%
America Movil SA de CV                  0.54%
Kimberly Clark de Mexico SA Class A     0.54%

----------
(4) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio. Holdings are subject to change and may have changed since the date specified.

               14 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND (CONTINUED)

After a tumultuous September, investors remain concerned about slowing global growth and the fallout from the U.S. financial crisis. Despite increasing volatility, we remain focused on the fundamental value within each market and are looking for those companies that have the potential to survive a global slowdown due to strong management, sound business models, and solid strategic execution. Lower oil and other commodity prices could create a scenario that may favor the Asia Pacific region over Latin America, Eastern Europe, the Middle East, and Africa. However, political risk, stock valuations, and country-specific macroeconomic policy have the potential to distinguish the winners from the losers in each region.

               Wells Fargo Advantage International Stock Funds 15


Performance Highlights

                  WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                           Including Sales Charge               Excluding Sales Charge         Expense Ratio
                                   -----------------------------------  -----------------------------------  ----------------
EMERGING MARKETS EQUITY FUND       6 Months*  1 Year   5 Year  10 Year  6 Months*  1 Year   5 Year  10 Year  Gross(6)  Net(7)
----------------------------       ---------  ------   ------  -------  ---------  ------   ------  -------  --------  ------
Class A (MFFAX)                     (32.79)   (37.60)   11.40   15.13    (28.69)   (33.79)   12.73   15.82     2.05%    1.90%
Class B (MFFBX)**                   (33.97)   (39.31)   11.67   15.55    (28.97)   (34.31)   11.93   15.55     2.80%    2.65%
Class C (MFFCX)                     (30.00)   (35.33)   11.87   14.82    (29.00)   (34.33)   11.87   14.82     2.80%    2.65%
Administrator Class (MNEFX)                                              (28.61)   (33.61)   13.07   16.17     1.87%    1.60%
BENCHMARK
   MSCI Emerging Markets Index(1)                                        (27.44)   (33.01)   19.05   14.77

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile, and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to regional risk and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Class A, Class B, and Class C shares incepted on October 31, 2001. Performance shown prior to the inception of Class A, Class B, and Class C reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable. The Administrator Class shares incepted on December 31, 1997.

(6) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

               16 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

New Star Institutional Managers Limited

PORTFOLIO MANAGERS

Mark Beale
Brian Coffey
Richard Lewis

FUND INCEPTION

September 28, 2001

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

INTERNATIONAL CORE FUND    1 YEAR
-----------------------   -------
Class A                   (31.74)%
BENCHMARK
   MSCI EAFE Index(1)     (30.50)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.50% AND 2.79%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                                       WELLS FARGO
                 WELLS FARGO            ADVANTAGE
                 ADVANTAGE         INTERNATIONAL CORE
             INTERNATIONAL CORE   FUND - ADMINISTRATOR   MSCI EAFE
Date          FUND - CLASS A              CLASS            INDEX
----         ------------------   --------------------   ---------
 9/28/2001          9,425                10,000            10,000
 9/30/2001          9,425                10,000             9,999
10/31/2001          9,227                 9,790            10,255
11/30/2001          9,566                10,150            10,633
12/31/2001          9,811                10,410            10,696
 1/31/2002          9,331                 9,900            10,128
 2/28/2002          9,331                 9,900            10,199
 3/31/2002          9,793                10,390            10,751
 4/30/2002          9,793                10,390            10,822
 5/31/2002          9,821                10,420            10,959
 6/30/2002          9,538                10,120            10,523
 7/31/2002          8,699                 9,230             9,484
 8/31/2002          8,728                 9,260             9,462
 9/30/2002          8,030                 8,520             8,446
10/31/2002          8,190                 8,690             8,900
11/30/2002          8,492                 9,010             9,304
12/31/2002          8,332                 8,840             8,991
 1/31/2003          8,040                 8,530             8,616
 2/28/2003          7,926                 8,410             8,418
 3/31/2003          7,870                 8,350             8,253
 4/30/2003          8,492                 9,010             9,062
 5/31/2003          8,973                 9,520             9,611
 6/30/2003          9,067                 9,620             9,843
 7/31/2003          9,161                 9,720            10,081
 8/31/2003          9,331                 9,900            10,325
 9/30/2003          9,529                10,110            10,643
10/31/2003          9,962                10,570            11,306
11/30/2003         10,264                10,890            11,558
12/31/2003         10,946                11,614            12,461
 1/31/2004         11,185                11,867            12,637
 2/29/2004         11,452                12,151            12,929
 3/31/2004         11,448                12,147            13,001
 4/30/2004         11,066                11,741            12,707
 5/31/2004         11,248                11,934            12,750
 6/30/2004         11,506                12,208            13,029
 7/31/2004         11,133                11,812            12,606
 8/31/2004         11,257                11,944            12,662
 9/30/2004         11,601                12,309            12,993
10/31/2004         11,898                12,623            13,436
11/30/2004         12,528                13,292            14,354
12/31/2004         13,067                13,864            14,984
 1/31/2005         12,809                13,590            14,709
 2/28/2005         13,385                14,201            15,344
 3/31/2005         13,028                13,822            14,959
 4/30/2005         12,729                13,516            14,607
 5/31/2005         12,699                13,474            14,614
 6/30/2005         12,898                13,696            14,808
 7/31/2005         13,326                14,139            15,262
 8/31/2005         13,625                14,456            15,648
 9/30/2005         13,913                14,773            16,345
10/31/2005         13,505                14,340            15,867
11/30/2005         13,615                14,456            16,255
12/31/2005         14,205                15,077            17,012
 1/31/2006         15,077                16,015            18,056
 2/28/2006         14,910                15,837            18,016
 3/31/2006         15,379                16,335            18,610
 4/30/2006         15,995                16,999            19,499
 5/31/2006         15,256                16,204            18,742
 6/30/2006         15,279                16,240            18,740
 7/31/2006         15,379                16,347            18,926
 8/31/2006         15,827                16,833            19,446
 9/30/2006         15,827                16,833            19,476
10/31/2006         16,375                17,414            20,234
11/30/2006         16,766                17,841            20,838
12/31/2006         17,046                18,141            21,493
 1/31/2007         17,253                18,370            21,638
 2/28/2007         17,414                18,540            21,813
 3/31/2007         17,747                18,902            22,369
 4/30/2007         18,334                19,531            23,362
 5/31/2007         18,851                20,088            23,772
 6/30/2007         19,115                20,366            23,801
 7/31/2007         18,632                19,858            23,451
 8/31/2007         18,437                19,652            23,084
 9/30/2007         19,587                20,874            24,319
10/31/2007         20,345                21,696            25,275
11/30/2007         19,495                20,789            24,443
12/31/2007         19,028                20,311            23,893
 1/31/2008         17,330                18,494            21,686
 2/29/2008         17,281                18,442            21,997
 3/31/2008         17,097                18,260            21,765
 4/30/2008         18,056                19,286            22,947
 5/31/2008         18,425                19,675            23,170
 6/30/2008         16,998                18,157            21,275
 7/31/2008         16,187                17,300            20,592
 8/31/2008         15,485                16,547            19,758
 9/30/2008         13,370                14,289            16,901

----------
(1) The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(SM) an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

               Wells Fargo Advantage International Stock Funds 17


Performance Highlights

                       WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a period of challenging market conditions, the Fund underperformed its benchmark.

- The Fund's underweighting in the United Kingdom and the rest of Europe was a modest contributor to its returns versus the benchmark, but this positive effect was eclipsed by disappointing stock selection in Europe and Japan.

- Our process continues to focus on companies that have the potential to deliver strong and reliable returns on invested capital and that have below-average debt levels, good cash flows, and reasonable valuations.

WE EMPHASIZED ASIA OVER EUROPE OVER THE PAST 12 MONTHS AND TRIED TO AVOID THE PROBLEMATIC FINANCIAL SECTOR.

The Fund had greater exposure than the benchmark to Asian markets over the past 12 months, though we have been close to neutral in Japan. We maintained below-benchmark exposure to the United Kingdom and, to a lesser extent, continental Europe. Looking at stock sectors, the Fund was overweight in the energy, materials, health care, and information technology sectors and significantly underweight in the financial, consumer staples, and consumer discretionary sectors, with a smaller underweight in utilities. Within the financial sector, we avoided banks in the United Kingdom, continental Europe, and Australia because of the well-documented issues surrounding the credit crunch and asset impairment.

The Fund's underweighting in the United Kingdom and the rest of Europe was a modest contributor to its returns versus the benchmark, but this positive effect was eclipsed by disappointing stock selection in Europe and Japan. Within Europe, the Fund was hurt by some of its more cyclical securities, such as steel companies Arcelor Mittal and Vallourec, a French group with activities in steel and automotive parts. The Fund was also overweight in energy companies, such as Total of France and ENI of Italy, positioning that aided results in the first half of the period but weighed on returns in the latter half.

COUNTRY ALLOCATION(3)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Australia             (5%)
Continental Europe   (44%)
Eastern Asia          (5%)
Scandinavia           (3%)
Canada                (1%)
Japan                (22%)
Russia                (1%)
Southeast Asia        (1%)
United Kingdom       (18%)

----------
(2) The chart compares the performance of the Wells Fargo Advantage International Core Fund Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

(3) Country allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of country allocation.

               18 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (CONTINUED)

In the financial sector, an underweighting in banks worked well as these stocks came under pressure throughout Europe and the United Kingdom. However, we had a positive viewpoint on European insurance companies because these entities had limited exposure to U.S. subprime securities. Unfortunately, insurance shares moved downward in tandem with banks and hurt the Fund's relative performance. The negative stock contribution in Japan was, as in Europe, a result of cyclically sensitive holdings. The trading houses Mitsui and Mitsubishi Corporation were significant detractors for the Fund, as was Hitachi Construction Equipment.

WE INCREASED HOLDINGS IN THE HEALTH CARE AND TELECOMMUNICATIONS SERVICES SECTORS BUT REDUCED EXPOSURE TO CONSUMER DISCRETIONARY COMPANIES.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Roche Holdings AG Genusschein                 2.40%
Credit Suisse Group                           2.39%
Deutsche Telekom AG                           2.26%
Telefonica SA                                 2.17%
Rio Tinto plc                                 2.07%
Mitsubishi UFJ Financial Group Incorporated   2.07%
Deutsche Bank AG                              2.06%
Takeda Pharmaceutical Company Limited         1.86%
BP plc                                        1.83%
GlaxoSmithKline plc                           1.81%

The biggest sector increase was in health care, where we purchased wound-care company Smith & Nephew in the United Kingdom and pharmaceutical companies Takeda Chemicals of Japan and Novartis of Switzerland. We believe that these are businesses that may provide a high return on shareholder capital and earnings in uncertain times. We increased the Fund's position in the telecommunications services sector with purchases of Spain's Telefonica and Germany's Deutsche Telekom. We believe that telecommunications companies may have relatively resilient earnings in an environment of slowing consumer spending in Europe and the United Kingdom. The energy weighting also rose over the period.

Even though the price of oil has fallen from its highs, we think that energy companies may continue to deliver strong returns on capital. The ongoing economic slowdown will no doubt reduce demand in the developed world, but we think that the continued relative strength in China and India may offset this impact. Additions to the portfolio included BP in the United Kingdom, Inpex Corp. in Japan, and Petro China. We have significantly reduced exposure to companies in the consumer discretionary sector, selling several automotive stocks, including Germany's Daimler Benz and Japan's Yamaha Motors. We also sold Japanese retailer Isetan, French luxury goods company Pinault Printemps, and French advertising and publishing giant Publicis Groupe. Consumers are under pressure, particularly in much of Europe, where discretionary spending is very weak.

----------
(4) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio. Holdings are subject to change and may have changed since the date specified.

               Wells Fargo Advantage International Stock Funds 19


Performance Highlights

                       WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (CONTINUED)

COMPANIES ARE FACING A DIFFICULT ENVIRONMENT ACROSS THE GLOBE, BUT MARKET DECLINES SO FAR IN 2008 HAVE BEEN QUITE EXTREME.

The increased dividend yields that result from lower prices should provide some valuation support. Our process continues to focus on companies that have the potential to deliver strong and reliable returns on invested capital, below-average debt levels, good cash flows, and reasonable valuations. It is disappointing that such companies are not necessarily being rewarded for these characteristics at present, but we do not believe that this current situation will persist.

               20 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
                                                            Life of                                 Life of
INTERNATIONAL CORE FUND       6 Months*   1 Year   5 Year     Fund    6 Months*   1 Year   5 Year     Fund    Gross(6)   Net(7)
-----------------------       ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WFIAX)                (26.31)    (35.67)   5.74      4.23     (21.80)    (31.74)   7.01      5.12      2.79%     1.50%
Class B (WFIBX)**              (27.08)    (37.24)   6.14      4.71     (22.08)    (32.24)   6.46      4.71      3.54%     2.25%
Class C (WFICX)                (23.08)    (33.19)   6.50      4.75     (22.08)    (32.19)   6.50      4.75      3.54%     2.25%
Administrator Class (WFIDX)                                            (21.75)    (31.55)   7.16      5.23      2.67%     1.25%
BENCHMARK
   MSCI EAFE Index(1)                                                  (22.35)    (30.50)   9.69      7.77

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile, and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Class A, Class B, and Class C shares incepted on September 28, 2001. Performance shown prior to April 11, 2005 for the Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor International Core Fund, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges, as applicable. Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

(6) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

               22 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage International Equity Fund (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited

PORTFOLIO MANAGERS

Mark Beale
Brian Coffey
Josef Lakonishok
Richard Lewis
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Mark L. Yockey, CFA

FUND INCEPTION

September 24, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

INTERNATIONAL EQUITY FUND   1 YEAR
-------------------------   ------
Investor Class              (32.12)%
BENCHMARK
   MSCI EAFE Index(1)       (30.50)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.46% AND 1.82%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                                                      WELLS FARGO ADVANTAGE
                    WELLS FARGO ADVANTAGE          INTERNATIONAL EQUITY FUND -   MSCI EAFE
   Date      INTERNATIONAL EQUITY FUND - CLASS A          INVESTOR CLASS          INDEX
----------   -----------------------------------   ---------------------------   ---------
 9/30/1998                   9,426                            10,000              10,000
10/31/1998                  10,262                            10,873              11,042
11/30/1998                  10,856                            11,489              11,608
12/31/1998                  11,299                            11,943              12,066
 1/31/1999                  11,490                            12,130              12,030
 2/28/1999                  11,289                            11,904              11,744
 3/31/1999                  11,641                            12,261              12,234
 4/30/1999                  12,085                            12,712              12,730
 5/31/1999                  11,672                            12,263              12,074
 6/30/1999                  12,336                            12,945              12,545
 7/31/1999                  12,719                            13,330              12,918
 8/31/1999                  12,608                            13,198              12,965
 9/30/1999                  12,790                            13,372              13,095
10/31/1999                  13,535                            14,134              13,586
11/30/1999                  15,025                            15,672              14,058
12/31/1999                  17,080                            17,795              15,320
 1/31/2000                  16,355                            17,018              14,346
 2/29/2000                  17,774                            18,474              14,732
 3/31/2000                  17,989                            18,673              15,303
 4/30/2000                  16,886                            17,507              14,498
 5/31/2000                  15,835                            16,397              14,144
 6/30/2000                  16,672                            17,243              14,697
 7/31/2000                  16,335                            16,873              14,081
 8/31/2000                  16,631                            17,158              14,203
 9/30/2000                  15,559                            16,032              13,512
10/31/2000                  15,140                            15,582              13,193
11/30/2000                  14,324                            14,723              12,698
12/31/2000                  14,826                            15,220              13,149
 1/31/2001                  15,191                            15,576              13,142
 2/28/2001                  14,001                            14,340              12,157
 3/31/2001                  13,041                            13,340              11,347
 4/30/2001                  13,688                            13,985              12,135
 5/31/2001                  13,574                            13,850              11,707
 6/30/2001                  13,156                            13,408              11,228
 7/31/2001                  12,801                            13,030              11,024
 8/31/2001                  12,311                            12,515              10,744
 9/30/2001                  10,955                            11,123               9,656
10/31/2001                  11,362                            11,521               9,904
11/30/2001                  11,842                            11,994              10,269
12/31/2001                  12,102                            12,243              10,330
 1/31/2002                  11,518                            11,637               9,781
 2/28/2002                  11,362                            11,466               9,849
 3/31/2002                  11,936                            12,030              10,382
 4/30/2002                  11,936                            12,016              10,451
 5/31/2002                  11,831                            11,896              10,583
 6/30/2002                  11,289                            11,337              10,162
 7/31/2002                  10,110                            10,140               9,159
 8/31/2002                   9,995                            10,012               9,138
 9/30/2002                   8,826                             8,830               8,157
10/31/2002                   9,212                             9,205               8,595
11/30/2002                   9,692                             9,674               8,985
12/31/2002                   9,286                             9,256               8,683
 1/31/2003                   8,733                             8,693               8,321
 2/28/2003                   8,534                             8,486               8,130
 3/31/2003                   8,357                             8,300               7,970
 4/30/2003                   9,056                             8,983               8,751
 5/31/2003                   9,557                             9,469               9,281
 6/30/2003                   9,692                             9,591               9,506
 7/31/2003                   9,818                             9,703               9,736
 8/31/2003                  10,089                             9,959               9,971
 9/30/2003                  10,308                            10,163              10,278
10/31/2003                  10,955                            10,787              10,919
11/30/2003                  11,195                            11,024              11,161
12/31/2003                  11,962                            11,779              12,033
 1/31/2004                  11,951                            11,769              12,204
 2/29/2004                  12,098                            11,913              12,485
 3/31/2004                  12,140                            11,955              12,556
 4/30/2004                  11,720                            11,541              12,272
 5/31/2004                  11,710                            11,531              12,313
 6/30/2004                  11,857                            11,676              12,583
 7/31/2004                  11,458                            11,283              12,174
 8/31/2004                  11,406                            11,231              12,228
 9/30/2004                  11,636                            11,459              12,548
10/31/2004                  11,941                            11,758              12,975
11/30/2004                  12,707                            12,513              13,862
12/31/2004                  13,256                            13,054              14,470
 1/31/2005                  13,057                            12,857              14,204
 2/28/2005                  13,634                            13,426              14,818
 3/31/2005                  13,277                            13,074              14,446
 4/30/2005                  12,941                            12,743              14,106
 5/31/2005                  12,889                            12,692              14,113
 6/30/2005                  13,099                            12,899              14,300
 7/31/2005                  13,518                            13,312              14,739
 8/31/2005                  13,938                            13,725              15,111
 9/30/2005                  14,369                            14,149              15,784
10/31/2005                  13,886                            13,674              15,323
11/30/2005                  14,127                            13,911              15,698
12/31/2005                  14,825                            14,598              16,428
 1/31/2006                  15,727                            15,486              17,437
 2/28/2006                  15,716                            15,476              17,399
 3/31/2006                  16,268                            16,019              17,972
 4/30/2006                  17,000                            16,740              18,830
 5/31/2006                  16,246                            15,998              18,099
 6/30/2006                  16,225                            15,977              18,098
 7/31/2006                  16,353                            16,103              18,277
 8/31/2006                  16,820                            16,563              18,780
 9/30/2006                  16,883                            16,625              18,809
10/31/2006                  17,424                            17,158              19,540
11/30/2006                  17,934                            17,660              20,124
12/31/2006                  18,450                            18,168              20,756
 1/31/2007                  18,578                            18,294              20,896
 2/28/2007                  18,771                            18,484              21,065
 3/31/2007                  19,328                            19,033              21,602
 4/30/2007                  19,918                            19,613              22,561
 5/31/2007                  20,400                            20,088              22,957
 6/30/2007                  20,539                            20,225              22,985
 7/31/2007                  20,078                            19,772              22,647
 8/31/2007                  19,832                            19,529              22,293
 9/30/2007                  20,882                            20,563              23,485
10/31/2007                  21,975                            21,639              24,408
11/30/2007                  20,946                            20,626              23,605
12/31/2007                  20,424                            20,112              23,074
 1/31/2008                  18,422                            18,140              20,943
 2/29/2008                  18,373                            18,092              21,243
 3/31/2008                  18,349                            18,069              21,019
 4/30/2008                  19,295                            19,001              22,160
 5/31/2008                  19,623                            19,323              22,376
 6/30/2008                  17,876                            17,602              20,546
 7/31/2008                  17,135                            16,874              19,886
 8/31/2008                  16,371                            16,121              19,080
 9/30/2008                  14,174                            13,958              16,322

----------
(1) The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE")(SM) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

               Wells Fargo Advantage International Stock Funds 23


Performance Highlights

                     WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)

The Fund uses three different styles of international equity management: international value style, subadvised by LSV Asset Management (LSV); international core style, subadvised by New Star Institutional Managers Limited (New Star); and international growth style, subadvised by Artisan Partners Limited Partnership (Artisan).

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a period of challenging market conditions, the Fund underperformed its benchmark.

- All sectors posted negative returns in the fiscal year; however, three sectors provided some downside relief. Consumer staples, health care, and utilities performed better than the broader market.

- In the current market environment, our managers generally have a bias toward mid cap stocks.

- On July 18, 2008, the former WELLS FARGO ADVANTAGE OVERSEAS FUND was reorganized into the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND, and former shareholders of the Overseas Fund became shareholders of the International Equity Fund.

BOTH STOCK SELECTION AND COUNTRY ALLOCATION AFFECTED THE FUND'S PERFORMANCE.

The LSV international value portfolio struggled during the period as many stocks underperformed the broader market. All sectors posted negative returns in the fiscal year; however, three sectors provided some downside relief. Consumer staples, health care, and utilities performed better than the broader market. The LSV portfolio was underweight in consumer staples and utilities stocks due to the relatively high valuations of stocks in these sectors, and it had a negative impact on performance. This was somewhat offset by an overweight to energy, which posted the best results over the first nine months of the period but reversed course near the end of the period as oil prices declined. While stock selection was a contributor in the telecommunication services and utilities sectors, it was not enough to overcome poor stock selection in the industrials, financials, and consumer discretionary sectors.

Individual stocks that added value included Japanese telecommunications companies NTT DOCOMO and NTT, British pharmaceutical company AstraZeneca, and financials BNP Paribas and Zurich Financial. The financials exposure hurt

----------
(2) The chart compares the performance of the Wells Fargo Advantage International Equity Fund Class A and Investor Class shares for the most recent ten years with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

               24 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)

performance, particularly the financial holdings in the United Kingdom. Detractors included HBOS, the troubled financial services company that has agreed to be acquired by Lloyds, and mortgage lenders Bradford & Bingley and Alliance & Leicester. Bradford & Bingley was nationalized by the U.K. government and its savings business was sold to Banco Santander while Alliance & Leicester was acquired by Banco Santander after its share price had collapsed. Other companies that struggled included Perilya, an Australian mining company that was negatively impacted by falling commodity prices, and Orient Overseas, a Hong Kong-based shipping company. Underweighting of the firms HSBC, Nestle, and Volkswagen also detracted from performance.

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF SEPTEMBER 30, 2008)

Roche Holdings AG Genusschein                 5.94%
Telefonica SA                                 5.78%
Nestle SA                                     5.22%
Bayer AG                                      4.96%
Fortum Oyj                                    4.86%
Credit Suisse Group AG                        4.06%
Mitsubishi UFJ Financial Group Incorporated   3.76%
BP plc                                        3.74%
Holcim Limited                                3.66%
National Grid plc                             3.59%

The New Star international core portfolio had greater exposure than the benchmark to Asian markets over the past 12 months, though it was close to neutral in Japan. The portfolio maintained below-benchmark exposure to the United Kingdom and, to a lesser extent, continental Europe. Looking at stock sectors, the portfolio was overweight in the energy, materials, health care, and information technology sectors and significantly underweight in the financial, consumer staples, and consumer discretionary sectors, with a smaller underweight in utilities. Within the financial sector, the portfolio avoided banks in the United Kingdom, continental Europe, and Australia because of the well-documented issues surrounding the credit crunch and asset impairment.

The New Star portfolio's underweighting in the United Kingdom and the rest of Europe was a modest contributor to the Fund's returns, but this positive effect was eclipsed by disappointing stock selection in Europe and Japan. Within Europe, the portfolio was hurt by some of its more cyclical securities such as steel companies Arcelor Mittal and Vallourec, a French group with activities in steel and automotive parts. The New Star portfolio was also overweight in energy companies, such as Total of France and ENI of Italy, a positioning that aided results in the first half of the period but weighed on returns in the latter half.

In the financial sector, an underweighting in banks worked well as these stocks came under pressure throughout Europe and the United Kingdom. However, New Star had a positive viewpoint on European insurance companies because these entities had limited exposure to U.S. subprime securities. Unfortunately, insurance shares moved downward in tandem with banks and hurt relative performance. The negative stock contribution in Japan was, as in Europe, a result of cyclically

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio. Holdings are subject to change and may have changed since the date specified.

               Wells Fargo Advantage International Stock Funds 25


Performance Highlights

                     WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)

sensitive holdings. The trading houses Mitsui and Mitsubishi Corporation were significant detractors for the portfolio, as was Hitachi Construction Equipment.

On a relative basis, the Artisan international growth portfolio benefited from its materials holdings, particularly its underweighting in the metals and mining industry. As commodity prices steadily dropped from their peak in early July, the industry fell more than 40%. The telecommunications stocks within the portfolio also outperformed those in the benchmark. Many of the portfolio's top contributors were in the telecommunication services sector, including China Mobile, China Unicom, and China Netcom Group. Other top contributors came from a variety of sectors and countries and included U.K. bank Standard Chartered; Grupo Televisa, a broadcaster in the Spanish-speaking world; and French grocer Carrefour. The Artisan portfolio's industrials, energy, and utilities holdings detracted from returns. This underperformance can be generally linked to a recent decline in energy prices and the volatile operating environment as investors sought solace in traditionally defensive sectors.

New Star remains committed to a number of the portfolio's infrastructure holdings that have recently struggled, including Russian oil company Gazprom, Nordic utility Fortum, French construction company Vinci, and industrial conglomerate Alstom. Regionally, security selection was positive in Europe as portfolio holdings in Finland, Switzerland, and the United Kingdom performed better than those in the benchmark. Results were held back by investments in Russia, Japan, and France.

COUNTRY ALLOCATION(4)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Australia                (3%)
Continental Europe      (45%)
Eastern Asia             (6%)
Canada                   (2%)
Russia                   (1%)
Scandinavia              (6%)
Latin America            (1%)
Japan                   (19%)
United Kingdom          (16%)
Southeast Asia           (1%)

CHANGES IN THE FUND WERE DRIVEN BY THE THREE INVESTMENT STYLES THAT INCLUDE VALUE, CORE, AND GROWTH.

LSV seeks to add value through a selection process that favors deep value stocks. There were no major shifts in sector allocations for the LSV portfolio during the period. The largest overweighting remained in the financial and consumer discretionary sectors. The financial sector overweight was primarily in insurance companies. LSV reduced the underweighting of technology and health care by adding new stocks in both sectors. The most significant underweighting was to the consumer staples sector. Even though the portfolio's exposure to energy declined modestly, we continue to like the major integrated oil and gas companies, including Royal Dutch Shell, BP, Repsol, and ENI.

New Star made several changes to the Fund's core portfolio. The biggest sector increase was in health care, where New Star purchased wound-care company

----------
(4) Country allocation is subject to change. Cash and cash equivalents are not reflected in the calculations of country allocation.

               26 Wells Fargo Advantage International Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)

Smith & Nephew in the United Kingdom and pharmaceutical companies Takeda Chemicals of Japan and Novartis of Switzerland. We believe that these are businesses that may provide a high return on shareholder capital and earnings in uncertain times. The portfolio's position in the telecommunications services sector was increased with purchases of Spain's Telefonica and Germany's Deutsche Telekom. New Star believes that telecommunication services companies may have relatively resilient earnings in an environment of slowing consumer spending in Europe and the United Kingdom.

Artisan's fundamental investment process led to many new purchases during this unprecedented volatility. The portfolio's largest new positions include Japanese banks Mitsubishi UFJ Financial Group and Mizuho Financial Group, Japanese automobile manufacturer Suzuki Motor Corporation, and Japanese trading house Mitsui & Co. The portfolio also initiated positions in U.K.-based food company Cadbury and Brazilian oil company Petrobras. These new purchases were funded, in part, with the sale of China Unicom, Deutsche Telekom, Swire Pacific, Kookmin Bank, Swiss Reinsurance, and Mitsubishi Heavy Industries.

THE FUND LEVERAGES THE INVESTMENT EXPERTISE OF THREE INDEPENDENT TEAMS. AS SUCH, THERE IS WIDE RANGE OF OPINION REGARDING THE OUTLOOK FOR THE INTERNATIONAL EQUITY MARKETS.

It is important to note that the Fund is, by design, a diversified vehicle intended to provide broad exposure across international equity markets. LSV's portfolio is conservatively positioned and will continue to seek investments at significant valuation discounts compared to the market, with a bias toward mid cap stocks relative to the Fund's benchmark. New Star's portfolio remains positioned in companies that it believes have attractive returns on invested capital and low levels of indebtedness. New Star currently favors the large and mid cap asset classes. Artisan plans to use this volatile trading period to initiate positions in companies that it believes are mispriced relative to their underlying value.

               Wells Fargo Advantage International Stock Funds 27


Performance Highlights

                     WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
INTERNATIONAL EQUITY FUND     6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)   Net(7)
-------------------------     ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SILAX)                (27.18)    (36.03)   5.33      3.55     (22.75)    (32.12)   6.58      4.16      1.70%     1.41%
Class B (SILBX)**              (28.02)    (37.61)   5.47      3.61     (23.02)    (32.61)   5.79      3.61      2.45%     2.16%
Class C (WFECX)                (24.06)    (33.64)   5.77      3.36     (23.06)    (32.64)   5.77      3.36      2.45%     2.16%
Administrator Class (WFIEX)                                            (22.66)    (31.98)   6.84      4.39      1.52%     1.25%
Institutional Class (WFISX)                                            (22.53)    (31.79)   6.95      4.44      1.25%     0.99%
Investor Class (WIEVX)                                                 (22.75)    (32.12)   6.55      3.39      1.82%     1.46%
BENCHMARK
   MSCI EAFE Index(1)                                                  (22.35)    (30.50)   9.69      5.02

----------
*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

     FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

     FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

     THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile, and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Class A and Class B shares incepted on September 24, 1997. Class C shares incepted on April 1, 1998. Performance shown prior to the inception of Class C reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Administrator Class reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on July 18, 2008. Performance shown prior to the inception of the Investor Class shares reflect the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Investor Class shares.

(6) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus for Class A, Class B, Class C, Administrator Class, and Institutional Class shares and the April 1, 2008, prospectus for Investor Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

               28 Wells Fargo Advantage International Stock Funds


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning        Ending         Expenses
                                                     Account Value   Account Value   Paid During     Net Annual
WELLS FARGO ADVANTAGE ASIA PACIFIC FUND                04-01-2008      09-30-2008     Period(1)    Expense Ratio
---------------------------------------              -------------   -------------   -----------   -------------
CLASS A
   Actual                                              $1,000.00       $  678.60        $ 6.71         1.60%
   Hypothetical (5% return before expenses)            $1,000.00       $1,017.00        $ 8.07         1.60%
CLASS C
   Actual                                              $1,000.00       $  676.50        $ 9.85         2.35%
   Hypothetical (5% return before expenses)            $1,000.00       $1,013.25        $11.83         2.35%
INVESTOR CLASS
   Actual                                              $1,000.00       $  678.90        $ 6.93         1.65%
   Hypothetical (5% return before expenses)            $1,000.00       $1,016.75        $ 8.32         1.65%

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND

CLASS A
   Actual                                              $1,000.00       $  713.10        $ 8.14         1.90%
   Hypothetical (5% return before expenses)            $1,000.00       $1,015.50        $ 9.57         1.90%
CLASS B
   Actual                                              $1,000.00       $  710.30        $11.33         2.65%
   Hypothetical (5% return before expenses)            $1,000.00       $1,011.75        $13.33         2.65%
CLASS C
   Actual                                              $1,000.00       $  710.00        $11.33         2.65%
   Hypothetical (5% return before expenses)            $1,000.00       $1,011.75        $13.33         2.65%
ADMINISTRATOR CLASS
   Actual                                              $1,000.00       $  713.90        $ 6.86         1.60%
   Hypothetical (5% return before expenses)            $1,000.00       $1,017.00        $ 8.07         1.60%

               Wells Fargo Advantage International Stock Funds 29


Fund Expenses (Unaudited)

                                                       Beginning        Ending         Expenses
                                                     Account Value   Account Value   Paid During     Net Annual
WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND          04-01-2008      09-30-2008     Period(1)    Expense Ratio
---------------------------------------------        -------------   -------------   -----------   -------------
CLASS A
   Actual                                              $1,000.00       $  782.00        $ 6.68         1.50%
   Hypothetical (5% return before expenses)            $1,000.00       $1,017.50        $ 7.57         1.50%
CLASS B
   Actual                                              $1,000.00       $  779.20        $10.01         2.25%
   Hypothetical (5% return before expenses)            $1,000.00       $1,013.75        $11.33         2.25%
CLASS C
   Actual                                              $1,000.00       $  779.20        $10.01         2.25%
   Hypothetical (5% return before expenses)            $1,000.00       $1,013.75        $11.33         2.25%
ADMINISTRATOR CLASS
   Actual                                              $1,000.00       $  782.50        $ 5.57         1.25%
   Hypothetical (5% return before expenses)            $1,000.00       $1,018.75        $ 6.31         1.25%

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

CLASS A
   Actual                                              $1,000.00       $  772.50        $ 6.56         1.48%
   Hypothetical (5% return before expenses)            $1,000.00       $1,017.60        $ 7.47         1.48%
CLASS B
   Actual                                              $1,000.00       $  769.80        $ 9.87         2.23%
   Hypothetical (5% return before expenses)            $1,000.00       $1,013.85        $11.23         2.23%
CLASS C
   Actual                                              $1,000.00       $  760.10        $ 9.81         2.23%
   Hypothetical (5% return before expenses)            $1,000.00       $1,013.85        $11.23         2.23%
ADMINISTRATOR CLASS
   Actual                                              $1,000.00       $  773.40        $ 5.54         1.25%
   Hypothetical (5% return before expenses)            $1,000.00       $1,018.75        $ 6.31         1.25%
INSTITUTIONAL CLASS
   Actual                                              $1,000.00       $  774.70        $ 4.61         1.04%
   Hypothetical (5% return before expenses)            $1,000.00       $1,019.80        $ 5.25         1.04%
INVESTOR CLASS(2)
   Actual                                              $1,000.00       $  818.50        $ 2.68         1.46%
   Hypothetical (5% return before expenses)            $1,000.00       $1,007.16        $ 2.96         1.46%

----------
(1) Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2) This class commenced operations on July 18, 2008. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 74/366 (to reflect the period from July 18, 2008 to September 30, 2008).

               30 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

ASIA PACIFIC FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 82.10%
AUSTRALIA: 5.53%
    174,000   BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC
                 MINERALS, EXCEPT FUELS)                                                                  $    4,501,493
    394,800   BOART LONGYEAR GROUP (HEAVY CONSTRUCTION OTHER THAN
                 BUILDING CONSTRUCTION CONTRACTS)                                                                356,114
    486,000   KINGSGATE CONSOLIDATED LIMITED (METAL MINING)                                                    1,777,313
    980,000   LIHIR GOLD LIMITED (MINING & QUARRYING OF NONMETALLIC
                 MINERALS, EXCEPT FUELS)+                                                                      1,990,852
    750,000   MOUNT GIBSON IRON LIMITED (METAL MINING)+                                                          999,140
    400,266   PALADIN RESOURCES LIMITED (DIVERSIFIED MINING)+                                                  1,237,047
     35,300   RIO TINTO LIMITED (METAL MINING)                                                                 2,378,593
    462,600   SINO GOLD MINING LIMITED (COAL MINING)+                                                          1,480,614
  1,420,000   STRAITS RESOURCES LIMITED (MINING & QUARRYING OF
                 NONMETALLIC MINERALS, EXCEPT FUELS)                                                           2,768,800
    917,100   TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                     3,076,837
                                                                                                              20,566,803
                                                                                                          --------------
CANADA: 0.93%
    275,000   SINO-FOREST CORPORATION (FORESTRY)                                                               3,465,116
                                                                                                          --------------
CHINA: 6.41%
  6,390,000   AIR CHINA (TRANSPORTATION BY AIR)<<                                                              2,887,770
  3,034,000   BEIJING CAPITAL INTERNATIONAL AIRPORT COMPANY LIMITED
                 CLASS H (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT
                 & RELATED SERVICES)<<                                                                         2,506,005
  2,152,000   CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP COMPANY
                 LIMITED (TRANSPORTATION SERVICES)                                                             3,938,587
  6,250,000   CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL
                 COMPANIES)<<                                                                                  4,932,702
    230,550   LONGTOP FINANCIAL TECHNOLOGIES LIMITED ADR (BUSINESS
                 SERVICES)+                                                                                    3,248,450
  9,498,000   SHANGHAI ELECTRIC GROUP COMPANY LIMITED CLASS H
                 (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                    2,895,570
     48,800   SUNTECH POWER HOLDINGS COMPANY LIMITED ADR (FOOD &
                 KINDRED PRODUCTS)+                                                                            1,750,456
  3,300,000   ZIJIN MINING GROUP COMPANY LIMITED CLASS H (METAL
                 MINING)                                                                                       1,668,697
                                                                                                              23,828,237
                                                                                                          --------------
HONG KONG: 13.99%
  7,929,000   BANK OF CHINA LIMITED (DEPOSITORY INSTITUTIONS)                                                  3,072,691
    747,000   BEIJING ENTERPRISES HOLDINGS LIMITED (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                           2,845,124
 12,500,000   CHAMPION REIT (REAL ESTATE)                                                                      5,111,230
  2,526,000   CHINA EVERBRIGHT LIMITED (DEPOSITORY INSTITUTIONS)                                               4,052,947
    389,000   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                3,896,877
 18,900,000   CHINA RARE EARTH HOLDINGS LIMITED (DIVERSIFIED
                 OPERATIONS)                                                                                   2,145,022
  5,285,000   CHINA SOUTH LOCOMOTIVE & ROLLING STOCK COMPANY (RAILROAD
                 TRANSPORTATION)+                                                                              2,007,862
  9,700,000   CHINA TRAVEL INTERNATIONAL INVESTMENT (HONG KONG)
                 LIMITED (AMUSEMENT & RECREATION SERVICES)                                                     2,204,197
    309,500   HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS
                 SERVICES)                                                                                     3,811,933
  1,865,000   HOPEWELL HIGHWAY INFRASTRUCTURE LIMITED (HEAVY
                 CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                    1,297,773
 10,828,600   NAGACORP LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER
                 LODGE PLACES)                                                                                 2,076,090
  5,898,800   NOBLE GROUP LIMITED (MISCELLANEOUS MANUFACTURING
                 INDUSTRIES)                                                                                   5,613,555
  6,102,423   QIN JIA YUAN MEDIA SERVICES COMPANY LIMITED (PRINTING,
                 PUBLISHING & ALLIED INDUSTRIES)                                                               2,029,418
  1,390,000   SHANGHAI INDUSTRIAL HOLDINGS LIMITED (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                           3,177,358
  7,170,000   SINOFERT HOLDINGS LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          3,614,480
  4,000,000   SINOTRUK HONG KONG LIMITED (TRANSPORTATION EQUIPMENT)                                            3,304,964
  4,348,000   TIANJIN DEVELOPMENT HOLDINGS LIMITED (BUSINESS SERVICES)                                         1,762,012
                                                                                                              52,023,533
                                                                                                          --------------
INDIA: 4.38%
    243,350   EDELWEISS CAPITAL LIMITED (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                2,182,350
     64,000   EDUCOMP SOLUTIONS LIMITED (EDUCATIONAL SERVICES)                                                 4,695,056
     62,700   INFOSYS TECHNOLOGIES LIMITED (APPAREL & OTHER FINISHED
                 PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                                               1,906,866
    250,000   PANTALOON RETAIL INDIA LIMITED (PERSONAL SERVICES)                                               1,409,631
    105,000   TITAN INDUSTRIES LIMTED (MEASURING, ANALYZING &
                 CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                      2,533,407
    840,000   ZEE ENTERTAINMENT ENTERPRISES LIMITED (MOTION PICTURES)                                          3,571,182
                                                                                                              16,298,492
                                                                                                          --------------

               Wells Fargo Advantage International Stock Funds 31


Portfolio of Investments--September 30, 2008

ASIA PACIFIC FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
INDONESIA: 1.05%
  3,078,333   PT UNITED TRACTORS TBK (STONE, CLAY, GLASS & CONCRETE
                 PRODUCTS)                                                                                $    3,035,275
 14,600,000   SUMALINDO LESTARI JAYA TBK PT (FORESTRY)+                                                          875,242
                                                                                                               3,910,517
                                                                                                          --------------
JAPAN: 13.68%
        700   INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)                                              5,948,902
  1,283,000   MARUBENI CORPORATION (BUSINESS SERVICES)                                                         5,815,823
    275,000   MITSUBISHI CORPORATION (BUSINESS SERVICES)<<                                                     5,736,541
    397,000   MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                         4,928,485
      1,350   MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                    5,903,749
      2,000   NIPPON TELEGRAPH & TELEPHONE CORPORATION
                 (COMMUNICATIONS)                                                                              8,926,894
    209,600   NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY
                 BROKERS, DEALERS, EXCHANGES & SERVICES)                                                       2,735,302
     78,300   ORIENTAL LAND COMPANY LIMITED (AMUSEMENT & RECREATION
                 SERVICES)<<                                                                                   5,308,224
    660,000   SUMITOMO CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                     2,915,612
        600   UNITED URBAN INVESTMENT CORPORATION (REAL ESTATE)                                                2,630,916
                                                                                                              50,850,448
                                                                                                          --------------
MALAYSIA: 1.97%
  4,740,000   KNM GROUP BERHAD (HOLDING & OTHER INVESTMENT OFFICES)                                            1,756,221
  2,080,000   SIME DARBY BERHAD (HOLDING & OTHER INVESTMENT OFFICES)                                           4,020,859
    779,000   TENAGA NASIONAL BERHAD (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                     1,553,887
                                                                                                               7,330,967
                                                                                                          --------------
NEW ZEALAND: 2.26%
  4,393,980   AIR NEW ZEALAND LIMITED (TRANSPORTATION BY AIR)                                                  2,836,399
    783,775   CAVOTEC MSL HOLDINGS LIMITED (AGRICULTURAL SERVICES)                                             1,967,862
    500,600   FISHER & PAYKEL HEALTHCARE CORPORATION (MEASURING,
                 ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                              995,328
  1,049,900   SKY CITY ENTERTAINMENT GROUP LIMITED (HOTELS, ROOMING
                 HOUSES, CAMPS & OTHER LODGE PLACES)                                                           2,607,395
                                                                                                               8,406,984
                                                                                                          --------------
PHILIPPINES: 4.72%
 27,499,800   ALLIANCE GLOBAL GROUP INCORPORATED (MISCELLANEOUS
                 MANUFACTURING INDUSTRIES)+                                                                    2,070,208
  3,676,000   BANK OF THE PHILIPPINE ISLANDS (DEPOSITORY INSTITUTIONS)                                         3,629,440
    107,700   GLOBE TELECOM INCORPORATED (COMMUNICATIONS)                                                      2,378,884
 10,600,000   MANILA WATER COMPANY (FOOD & KINDRED PRODUCTS)                                                   3,784,373
 43,337,500   PNOC ENERGY DEVELOPMENT CORPORATION (ELECTRIC, GAS &
                 SANITARY SERVICES)                                                                            3,774,747
 47,625,000   VISTA LAND & LIFESCAPES INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                 1,898,488
                                                                                                              17,536,140
                                                                                                          --------------
SINGAPORE: 14.65%
  6,598,000   ASCOTT RESIDENCE TRUST (REAL ESTATE)                                                             3,278,878
  4,206,300   BANYAN TREE HOLDINGS LIMITED (HOTELS, ROOMING HOUSES,
                 CAMPS & OTHER LODGE PLACES)                                                                   2,615,570
  5,280,000   CDL HOSPITALITY TRUSTS (REAL ESTATE)                                                             3,216,352
  2,510,000   COSCO CORPORATION SINGAPORE LIMITED (WATER
                 TRANSPORTATION)                                                                               2,693,857
    361,000   DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                             4,302,125
  1,530,000   FRASER & NEAVE LIMITED (MULTI-INDUSTRY COMPANIES)                                                3,837,592
    406,200   HAW PAR CORPORATION LIMITED (BUSINESS SERVICES)                                                  1,326,490
  2,060,000   HYFLUX LIMITED (BUSINESS SERVICES)                                                               3,499,151
    420,023   JARDINE STRATEGIC HOLDINGS LIMITED (DEPOSITORY
                 INSTITUTIONS)                                                                                 5,973,393
    545,000   KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                   3,011,563
  2,400,000   KS ENERGY SERVICES LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                               2,499,316
  3,050,667   PARKWAY HOLDINGS LIMITED (HEALTH SERVICES)                                                       4,041,084
  7,669,600   RAFFLES EDUCATION CORPORATION LIMITED (EDUCATIONAL
                 SERVICES)                                                                                     3,864,852

               32 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

ASIA PACIFIC FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
SINGAPORE (continued)
  1,348,000   SEMBCORP MARINE LIMITED (TRANSPORTATION EQUIPMENT)                                          $    2,865,801
    282,000   SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                             2,832,943
    284,000   SINGAPORE PETROLEUM COMPANY LIMITED (PETROLEUM REFINING
                 & RELATED INDUSTRIES)                                                                           922,889
    950,000   SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING &
                 ALLIED INDUSTRIES)                                                                            2,650,475
  1,360,000   SWIBER HOLDINGS LIMITED (CONSTRUCTION SPECIAL TRADE
                 CONTRACTORS)+<<                                                                               1,032,897
                                                                                                              54,465,228
                                                                                                          --------------
SOUTH KOREA: 2.65%
    552,500   LG TELECOM LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            4,610,528
     30,700   SK TELECOM COMPANY LIMITED (COMMUNICATIONS)                                                      5,255,015
                                                                                                               9,865,543
                                                                                                          --------------
TAIWAN: 3.24%
  1,231,250   ACER INCORPORATED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            2,096,457
  9,378,000   EVA AIRWAYS CORPORATION (TRANSPORTATION BY AIR)+                                                 2,384,062
  4,332,000   FUHWA FINANCIAL HOLDINGS COMPANY LIMITED (SECURITY &
                 COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                             2,397,309
  4,087,413   PRESIDENT SECURITIES CORPORATION (SECURITY & COMMODITY
                 BROKERS, DEALERS, EXCHANGES & SERVICES)                                                       1,643,077
  2,110,587   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED
                 (SEMICONDUCTORS)                                                                              3,539,522
                                                                                                              12,060,427
                                                                                                          --------------
THAILAND: 4.07%
  4,270,000   BUMRUNGRAD HOSPITAL PCL (HEALTH SERVICES)                                                        4,055,361
    969,400   ELECTRICITY GENERATING PCL (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                    1,810,200
 12,156,100   MAJOR CINEPLEX GROUP PCL (FOREIGN REGISTERED) (BUSINESS
                 SERVICES)                                                                                     3,471,253
 10,451,700   MINOR INTERNATIONAL PCL (FOREIGN REGISTERED) (HOTELS,
                 ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                                   3,469,167
  5,135,000   PRECIOUS SHIPPING PCL (FOREIGN REGISTERED) (WATER
                 TRANSPORTATION)                                                                               2,321,842
                                                                                                              15,127,823
                                                                                                          --------------
UNITED KINGDOM: 1.42%
  3,329,942   ASEANA PROPERTIES LIMITED (HOLDING & OTHER INVESTMENT
                 OFFICES)+                                                                                     1,365,276
  4,715,208   GUINNESS PEAT GROUP PLC (MISCELLANEOUS MANUFACTURING
                 INDUSTRIES)                                                                                   3,894,679
  1,921,582   MAXJET AIRWAYS GDR (TRANSPORTATION BY AIR)+(a)                                                           0
                                                                                                               5,259,955
                                                                                                          --------------
VIETNAM: 1.12%
    680,000   SAIGON SECURITIES INCORPORATED (DEPOSITORY INSTITUTIONS)                                         2,212,048
  2,700,000   VIETNAM PROPERTY FUND LIMITED (MUTUAL FUNDS)+                                                    1,930,500
                                                                                                               4,142,548
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $425,566,322)                                                                      305,138,761
                                                                                                          --------------
INVESTMENT COMPANIES: 2.08%
  5,700,600   ISHARES ASIA TRUST CHINA TRACKER ETF+<<                                                          7,723,306
TOTAL INVESTMENT COMPANIES (COST $9,111,155)                                                                   7,723,306
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 1.44%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.44%
  5,353,204   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                 5,353,204
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $5,353,204)                                                      5,353,204
                                                                                                          --------------

               Wells Fargo Advantage International Stock Funds 33


Portfolio of Investments--September 30, 2008

ASIA PACIFIC FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
SHORT-TERM INVESTMENTS: 8.89%
 33,057,337   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                $   33,057,337
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $33,057,337)                                                               33,057,337
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $473,088,018)*                                                            94.48%                    $  351,272,608
OTHER ASSETS AND LIABILITIES, NET                                                5.52                         20,542,421
                                                                               ------                     --------------
TOTAL NET ASSETS                                                               100.00%                    $  371,815,029
                                                                               ------                     --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $33,057,337.

* Cost for federal income tax purposes is $473,958,014 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $   3,630,600
Gross unrealized depreciation                 (126,316,006)
                                             -------------
Net unrealized appreciation (depreciation)   $(122,685,406)

The accompanying notes are an integral part of these financial statements.

               34 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

EMERGING MARKETS EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 84.24%
AUSTRALIA: 1.24%
    309,666   SINO GOLD MINING LIMITED (COAL MINING)+                                                     $      991,128
    470,000   STRAITS RESOURCES LIMITED (MINING & QUARRYING OF
                 NONMETALLIC MINERALS, EXCEPT FUELS)                                                             916,434

                                                                                                               1,907,562
                                                                                                          --------------
BRAZIL: 8.88%
    198,300   AES TIETE SA (ELECTRIC, GAS & SANITARY SERVICES)                                                 1,604,824
    131,600   ANHANGERA EDUCACIONAL PARTICIPACOES SA (EDUCATIONAL
                 SERVICES)                                                                                     1,305,696
    159,500   MARFRIG FRIGORIFICOS E COMERCIO DE ALIMENTOS SA
                 (BUSINESS SERVICES)+                                                                          1,450,076
    378,700   MINERVA SA (FOOD STORES)+                                                                          706,493
     63,900   MRV ENGENHARIA E PARTICIPACOES SA (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)+                                                                                      659,853
    101,000   ODONTOPREV SA (INSURANCE CARRIERS)+                                                              1,512,691
     35,300   PETROLEO BRASILEIRO CLASS A SA ADR (OIL COMPANIES)<<                                             1,320,926
     49,100   PETROLEO BRASILEIRO SA ADR (OIL COMPANIES)                                                       2,157,945
     97,900   TELE NORTE LESTE PARTICIPACOES SA ADR (COMMUNICATIONS)                                           1,709,334
    111,500   TRACTEBEL ENERGIA SA (ELECTRIC, GAS & SANITARY SERVICES)                                         1,177,755

                                                                                                              13,605,593
                                                                                                          --------------
CAYMAN ISLANDS: 0.50%
     20,000   CTRIP.COM INTERNATIONAL LIMITED ADR (BUSINESS
                 SERVICES)<<                                                                                     772,200
                                                                                                          --------------
CHILE: 2.43%
 25,832,200   BANCO DE CHILE (DEPOSITORY INSTITUTIONS)                                                         1,707,025
    177,300   LAN AIRLINES SA ADR (TRANSPORTATION BY AIR)<<                                                    2,021,220

                                                                                                               3,728,245
                                                                                                          --------------
CHINA: 5.06%
  2,653,900   AIR CHINA (TRANSPORTATION BY AIR)                                                                1,199,351
  1,192,000   BEIJING CAPITAL INTERNATIONAL AIRPORT COMPANY LIMITED
                 CLASS H (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT
                 & RELATED SERVICES)<<                                                                           984,561
    686,000   CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP COMPANY
                 LIMITED (TRANSPORTATION SERVICES)<<                                                           1,255,516
  2,520,000   CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL
                 COMPANIES)<<                                                                                  1,988,865
  1,830,000   HONGHUA GROUP LIMITED (OIL & GAS EXTRACTION)<<                                                     353,406
     90,000   LONGTOP FINANCIAL TECHNOLOGIES LIMITED ADR (BUSINESS
                 SERVICES)+<<                                                                                  1,268,100
     19,800   SUNTECH POWER HOLDINGS COMPANY LIMITED ADR (FOOD &
                 KINDRED PRODUCTS)+<<                                                                            710,226

                                                                                                               7,760,025
                                                                                                          --------------
CZECH REPUBLIC: 1.03%
     67,000   TELEFONICA O2 CZECH REPUBLIC AS (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                    1,581,650
                                                                                                          --------------
EGYPT: 1.59%
     42,300   ORASCOM CONSTRUCTION INDUSTRIES (CONSTRUCTION SPECIAL
                 TRADE CONTRACTORS)                                                                            2,433,014
                                                                                                          --------------
HONG KONG: 10.54%
  6,275,000   BANK OF CHINA LIMITED (DEPOSITORY INSTITUTIONS)                                                  2,431,724
    272,500   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                2,729,817
  3,379,500   CHINA SOUTH LOCOMOTIVE & ROLLING STOCK COMPANY (RAILROAD
                 TRANSPORTATION)+                                                                              1,283,930
  2,364,000   DONGFENG MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                              870,033
  3,406,800   GLOBAL BIO-CHEM TECHNOLOGY (MISCELLANEOUS SERVICES)                                              1,101,905
     65,700   HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS
                 SERVICES)                                                                                       809,189
  8,700,000   KINGDEE INTERNATIONAL SOFTWARE GROUP COMPANY LIMITED
                 (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                    1,677,171
    483,000   LI NING COMPANY LIMITED (AMUSEMENT & RECREATION
                 SERVICES)                                                                                       847,348
  1,706,300   POU SHENG INTERNATIONAL HOLDINGS LIMITED (APPAREL &
                 ACCESSORY STORES)+                                                                              197,772
    603,000   SHANGHAI INDUSTRIAL HOLDINGS LIMITED (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                           1,378,379
  1,508,000   SINOFERT HOLDINGS LIMITED (CHEMICALS & ALLIED PRODUCTS)                                            760,200

               Wells Fargo Advantage International Stock Funds 35


Portfolio of Investments--September 30, 2008

EMERGING MARKETS EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
HONG KONG (continued)
  3,372,000   TIANJIN DEVELOPMENT HOLDINGS LIMITED (BUSINESS SERVICES)                                    $    1,366,492
  2,120,000   UNITED LABORATORIES LIMITED (HEALTH SERVICES)                                                      694,047

                                                                                                              16,148,007
                                                                                                          --------------
INDIA: 2.94%
    110,136   EDELWEISS CAPITAL LIMITED (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                  987,694
     20,000   EDUCOMP SOLUTIONS LIMITED (EDUCATIONAL SERVICES)                                                 1,467,205
     36,600   INFOSYS TECHNOLOGIES LIMITED (APPAREL & OTHER FINISHED
                 PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                                               1,113,099
    220,000   ZEE ENTERTAINMENT ENTERPRISES LIMITED (MOTION PICTURES)                                            935,310

                                                                                                               4,503,308
                                                                                                          --------------
ISRAEL: 2.79%
  1,200,000   BEZEQ ISRAELI TELECOMMUNICATION CORPORATION LIMITED
                 (COMMUNICATIONS)                                                                              2,126,880
     46,900   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR
                 (BIOPHARMACEUTICALS)<<                                                                        2,147,551

                                                                                                               4,274,431
                                                                                                          --------------
LUXEMBOURG: 0.85%
     47,500   MHP SA GDR (FOOD & KINDRED PRODUCTS)+ ++                                                           522,500
     20,800   TENARIS SA ADR (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)<<                                                         775,632

                                                                                                               1,298,132
                                                                                                          --------------
MALAYSIA: 0.82%
    650,000   SIME DARBY BERHAD (HOLDING & OTHER INVESTMENT OFFICES)                                           1,256,518
                                                                                                          --------------
MEXICO: 7.92%
    983,100   AMERICA MOVIL SA DE CV (COMMUNICATIONS)                                                          2,279,652
  2,362,000   CARSO INFRAESTRUCTURA Y CONSTRUCCION SAB DE CV
                 (CONSTRUCTION SPECIAL TRADE CONTRACTORS)+<<                                                   1,835,779
    578,600   EMPRESAS ICA SOCIEDAD CONTROLADORA SA DE CV (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)+                                                                                    1,682,392
    337,500   GRUPO BIMBO SAB DE CV (FOOD & KINDRED PRODUCTS)                                                  2,123,166
    118,900   INDUSTRIA PENOLES SA DE CV (NON-FERROUS METALS)                                                  1,450,305
    524,000   KIMBERLY CLARK DE MEXICO SA CLASS A (PAPER & ALLIED
                 PRODUCTS)                                                                                     2,275,865
    258,900   PROMOTORA AMBIENTAL SAB DE CV (PETROLEUM REFINING &
                 RELATED INDUSTRIES)+                                                                            494,766

                                                                                                              12,141,925
                                                                                                          --------------
NETHERLANDS: 0.41%
     49,900   NEW WORLD RESOURCES NV (COAL MINING)                                                               621,518
                                                                                                          --------------
NORWAY: 1.09%
    310,400   COPEINCA ASA (FISHING, HUNTING & TRAPPING)+                                                      1,664,287
                                                                                                          --------------
PANAMA: 0.99%
     46,600   COPA HOLDINGS SA (TRANSPORTATION BY AIR)                                                         1,514,500
                                                                                                          --------------
PHILIPPINES: 4.52%
 21,843,000   ALLIANCE GLOBAL GROUP INCORPORATED (MISCELLANEOUS
                 MANUFACTURING INDUSTRIES)+                                                                    1,644,359
    979,200   BANK OF THE PHILIPPINE ISLANDS (DEPOSITORY INSTITUTIONS)                                           966,798
     41,800   GLOBE TELECOM INCORPORATED (COMMUNICATIONS)                                                        923,281
  5,508,000   MANILA WATER COMPANY (FOOD & KINDRED PRODUCTS)                                                   1,966,446
 16,382,000   PNOC ENERGY DEVELOPMENT CORPORATION (ELECTRIC, GAS &
                 SANITARY SERVICES)                                                                            1,426,891

                                                                                                               6,927,775
                                                                                                          --------------
POLAND: 1.53%
    245,000   TELEKOMUNIKACJA POLSKA SA (COMMUNICATIONS)                                                       2,336,916
                                                                                                          --------------

               36 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

EMERGING MARKETS EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
RUSSIA: 5.81%
    103,400   GAZPROM ADR (OIL & GAS EXTRACTION)                                                          $    3,200,230
     78,900   PHARMSTANDARD GDR (HEALTH SERVICES)+                                                             1,400,662
    144,000   ROSNEFT OIL COMPANY (PETROLEUM REFINING & RELATED
                 INDUSTRIES)                                                                                     996,617
    766,400   SBERBANK OF RUSSIA (DEPOSITORY INSTITUTIONS)                                                     1,199,854
    103,700   VIMPEL COMMUNICATIONS ADR (COMMUNICATIONS)                                                       2,105,110

                                                                                                               8,902,473
                                                                                                          --------------
SAUDI ARABIA: 0.90%
     50,800   IMPALA PLATINUM HOLDINGS LIMITED (METAL MINING)                                                  1,037,051
    183,200   NEW CLICKS HOLDINGS LIMITED (MISCELLANEOUS RETAIL)                                                 335,410

                                                                                                               1,372,461
                                                                                                          --------------
SINGAPORE: 0.91%
  2,756,000   RAFFLES EDUCATION CORPORATION LIMITED (EDUCATIONAL
                 SERVICES)                                                                                     1,388,799
                                                                                                          --------------
SOUTH AFRICA: 4.51%
    173,000   MTN GROUP LIMITED (COMMUNICATIONS)                                                               2,441,114
    174,200   MURRAY & ROBERTS HOLDINGS LIMITED (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                           2,046,032
     14,700   SASOL LIMITED (COAL MINING)                                                                        627,406
    155,600   STANDARD BANK GROUP LIMITED (DEPOSITORY INSTITUTIONS)                                            1,788,467

                                                                                                               6,903,019
                                                                                                          --------------
SOUTH KOREA: 4.20%
      8,330   DONGWON INDUSTRIES COMPANY LIMITED (TRANSPORTATION BY
                 AIR)                                                                                            667,491
      6,420   HITE BREWERY COMPANY LIMITED (FOOD & KINDRED PRODUCTS)+                                          1,170,222
      5,580   HITE HOLDINGS COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            134,081
     10,000   HYUNDAI DEPARTMENT STORE COMPANY LIMITED (GENERAL
                 MERCHANDISE STORES)                                                                             777,575
     10,000   KOOKMIN BANK (FINANCIAL SERVICES)                                                                  438,807
      2,570   SAMSUNG ELECTRONICS COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                    1,177,712
     12,100   SK TELECOM COMPANY LIMITED (COMMUNICATIONS)                                                      2,071,195

                                                                                                               6,437,083
                                                                                                          --------------
TAIWAN: 8.80%
  1,705,200   ACER INCORPORATED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            2,903,454
    742,000   AMBASSADOR HOTEL THE (HOTELS, ROOMING HOUSES, CAMPS &
                 OTHER LODGE PLACES)                                                                             816,888
  1,467,400   CTCI CORPORATION (ENGINEERING, ACCOUNTING, RESEARCH
                 MANAGEMENT & RELATED SERVICES)                                                                1,000,464
  3,779,000   EVA AIRWAYS CORPORATION (TRANSPORTATION BY AIR)+                                                   960,692
  1,649,982   POU CHEN CORPORATION (APPAREL & OTHER FINISHED PRODUCTS
                 MADE FROM FABRICS & SIMILAR MATERIALS)                                                        1,020,371
  2,714,724   PRESIDENT SECURITIES CORPORATION (SECURITY & COMMODITY
                 BROKERS, DEALERS, EXCHANGES & SERVICES)                                                       1,091,277
  1,118,700   SYNNEX TECHNOLOGY INTERNATIONAL CORPORATION (MOTOR
                 FREIGHT TRANSPORTATION & WAREHOUSING)                                                         1,753,561
  1,162,074   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED
                 (SEMICONDUCTORS)                                                                              1,948,836
  1,800,000   TECO ELECTRIC & MACHINERY COMPANY LIMITED (ELECTRONIC &
                 OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT)                                                                             631,568
  2,456,740   YUANTA FINANCIAL HOLDING COMPANY (SECURITY & COMMODITY
                 BROKERS, DEALERS, EXCHANGES & SERVICES)                                                       1,359,549

                                                                                                              13,486,660
                                                                                                          --------------
THAILAND: 3.57%
    240,000   BANGKOK BANK PCL (FOREIGN REGISTERED) (FINANCIAL
                 SERVICES)                                                                                       735,311
  1,748,000   BUMRUNGRAD HOSPITAL PCL (HEALTH SERVICES)                                                        1,660,134
  4,167,300   MAJOR CINEPLEX GROUP PCL (FOREIGN REGISTERED) (BUSINESS
                 SERVICES)                                                                                     1,189,999
  3,530,000   MINOR INTERNATIONAL PCL (FOREIGN REGISTERED) (HOTELS,
                 ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                                   1,171,691
  1,562,300   PRECIOUS SHIPPING PCL (WATER TRANSPORTATION)                                                       706,412

                                                                                                               5,463,547
                                                                                                          --------------

               Wells Fargo Advantage International Stock Funds 37


Portfolio of Investments--September 30, 2008

EMERGING MARKETS EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
UNITED ARAB EMIRATES: 0.41%
    300,100   EMAAR PROPERTIES (HOTELS, ROOMING HOUSES, CAMPS & OTHER
                 LODGE PLACES)                                                                            $      626,102
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $178,137,463)                                                                      129,055,750
                                                                                                          --------------
INVESTMENT COMPANIES: 1.35%
  1,523,700   ISHARES ASIA TRUST CHINA TRACKER ETF+<<                                                          2,064,345
TOTAL INVESTMENT COMPANIES (COST $2,430,095)                                                                   2,064,345
                                                                                                          --------------
PREFERRED STOCKS: 4.80%
     48,400   BANCO BRADESCO SA PREFERRED                                                                        771,948
     35,200   CIA DE BEBIDAS DAS AMERICAS PREFERRED  SHARES                                                    1,942,299
    227,300   COMPANHIA VALE DO RIO DOCE PREFERRED(a)                                                          3,858,211
    420,000   UBS AG LONDON+                                                                                     791,280

TOTAL PREFERRED STOCKS (COST $10,480,911)                                                                      7,363,738
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 6.65%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.41%
  3,087,722   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                 3,087,722
    151,869   BLACKROCKTEMPORARY #24 MONEY MARKET FUND                                                           151,869
    151,869   DAILY ASSETS FUND INSTITUTIONAL                                                                    151,869
    151,869   DREYFUS CASH MANAGEMENT FUND                                                                       151,869
    151,869   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                    151,869
                                                                                                               3,695,198
                                                                                                          --------------

 PRINCIPAL                                                               INTEREST RATE    MATURITY DATE
-----------                                                              -------------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: 4.24%
$   123,681   ATLANTIS ONE FUNDING CORPORATION++                                  6.75%      10/01/2008          123,681
     57,526   BANCO SANTANDER TOTTA LOAN++ +/-                                    2.51       10/15/2008           57,522
     57,526   BANK OF IRELAND++ +/-                                               2.80       10/14/2008           57,525
  1,035,470   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
              MORTGAGE BACKED SECURITIES (MATURITY VALUE $1,035,535)              2.25       10/01/2008        1,035,470
     58,747   CHEYNE FINANCE LLC++ +/-####(a)(i)                                  2.08       02/25/2008              969
     45,229   CHEYNE FINANCE LLC+/-####(a)(i)                                     7.04       05/19/2008              746
     37,215   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY
                 VALUE $37,216)                                                   1.15       10/01/2008           37,215
  1,130,964   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $1,131,035)                                                      2.25       10/01/2008        1,130,964
    220,635   GRYPHON FUNDING LIMITED(a)(i)                                       0.00       08/23/2009           96,131
    149,568   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                 2.58       10/16/2008          149,568
    122,128   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $122,151)                                                  6.75       10/01/2008          122,128
  1,130,964   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $1,131,019)                                      1.75       10/01/2008        1,130,964
    123,681   MATCHPOINT MASTER TRUST++                                           6.75       10/01/2008          123,681
    123,681   MONT BLANC CAPITAL CORPORATION++                                    7.50       10/01/2008          123,681
     10,642   MORGAN STANLEY+/-                                                   2.64       10/15/2008           10,642
    928,932   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $928,958)                                        1.00       10/01/2008          928,932
    115,052   NORTHERN ROCK PLC++ +/-                                             2.52       10/03/2008          115,042
     34,516   ROYAL BANK OF CANADA                                                0.25       10/01/2008           34,516
    112,751   ROYAL BANK OF CANADA                                                8.00       10/01/2008          112,751
     94,343   ROYAL BANK OF CANADA                                               10.00       10/01/2008           94,343
     62,128   ROYAL BANK OF CANADA                                               11.00       10/01/2008           62,128
     94,343   ROYAL BANK OF CANADA                                               12.00       10/01/2008           94,343

               38 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

EMERGING MARKETS EQUITY FUND

 PRINCIPAL    SECURITY NAME                                              INTEREST RATE    MATURITY DATE        VALUE
-----------   --------------------------------------------------------   -------------   --------------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   123,681   STARBIRD FUNDING CORPORATION++                                      7.00%      10/01/2008   $      123,681
    123,681   TULIP FUNDING CORPORATION++                                         6.75       10/01/2008          123,681
     57,526   UNICREDITO ITALIANO BANK (IRELAND)++ +/-                            2.52       10/14/2008           57,524
     57,526   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB++ +/-                 2.52       10/08/2008           57,525
    123,681   VERSAILLES CP LLC++                                                 7.00       10/01/2008          123,681
     71,332   VICTORIA FINANCE LLC++ +/-####(a)(i)                                4.05       04/03/2008           54,926
    115,052   VICTORIA FINANCE LLC++ +/-####(a)(i)                                4.06       02/15/2008           88,590
     98,945   VICTORIA FINANCE LLC++ +/-####(a)(i)                                7.07       07/28/2008           76,188
     57,526   VICTORIA FINANCE LLC++ +/-####(a)(i)                                7.10       08/07/2008           44,295
    115,052   WHITE PINE FINANCE LLC++ +/-####(a)(i)                              4.01       02/22/2008          105,504
                                                                                                               6,498,537
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $10,300,957)                                                    10,193,735
                                                                                                          --------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 8.64%
 13,231,976   WELLS FARGO ADVANTAGE MONEY MARKET TRUST+++~                                                    13,231,976
TOTAL SHORT-TERM INVESTMENTS (COST $13,231,976)                                                               13,231,976
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES (COST $214,581,402)*                            105.68%                   $  161,909,544
OTHER ASSETS AND LIABILITIES, NET                                                (5.68)                       (8,705,787)
                                                                                ------                    --------------
TOTAL NET ASSETS                                                                100.00%                   $  153,203,757
                                                                                ------                    --------------

+    Non-income earning securities.

<<   All or a  portion  of this  security  is on  loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

+++  Short-term security of an affiliate of the Fund with a cost of $13,231,976.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

* Cost for federal income tax purposes is $214,887,724 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                    $    691,276
Gross unrealized depreciation                     (53,669,456)
                                                 ------------
Net unrealized appreciation (depreciation)       $(52,978,180)

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 39


Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS: 97.48%
AUSTRALIA: 4.54%
      1,085   BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC
                 MINERALS, EXCEPT FUELS)                                                                  $       28,070
      2,201   ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                              37,171
      9,600   PALADIN RESOURCES LIMITED (DIVERSIFIED MINING)+                                                     29,669
      4,600   QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                    99,204
        577   RIO TINTO LIMITED (METAL MINING)                                                                    38,880
      3,793   SANTOS LIMITED (OIL & GAS EXTRACTION)                                                               58,038
                                                                                                                 291,032
                                                                                                          --------------
CANADA: 0.63%
      1,430   TECK COMINCO INCORPORATED LIMITED (METAL MINING)                                                    40,606
                                                                                                          --------------
CHINA: 0.68%
     42,000   PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                   43,600
                                                                                                          --------------
FINLAND: 2.24%
      1,900   FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                      63,762
      4,288   NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                           79,977
                                                                                                                 143,739
                                                                                                          --------------
FRANCE: 9.27%
        700   ALSTOM (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                       53,136
         19   ARKEMA INCORPORATED ADR (CHEMICALS & ALLIED PRODUCTS)                                                  687
      3,100   AXA SA (INSURANCE CARRIERS)                                                                        101,476
        900   BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                              40,770
      1,050   GAZ DE FRANCE (GAS DISTRIBUTION)                                                                    54,627
        605   LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                             53,115
        275   SUEZ ENVIRONNEMENT SA (ELECTRIC, GAS & SANITARY
                 SERVICES)+                                                                                        6,771
        685   TECHNIP SA (OIL & GAS EXTRACTION)                                                                   38,491
      1,440   TOTAL SA (OIL & GAS EXTRACTION)                                                                     87,480
        394   TOTAL SA ADR (OIL & GAS EXTRACTION)                                                                 23,908
        200   VALLOUREC SA (STEEL PRODUCERS, PRODUCTS)                                                            43,155
      2,865   VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                               89,820
                                                                                                                 593,436
                                                                                                          --------------
GERMANY: 9.13%
        500   ALLIANZ SE (INSURANCE CARRIERS)                                                                     68,549
      1,889   ARCANDOR AG (GENERAL MERCHANDISE STORES)<<                                                           6,196
      1,080   BAYER AG (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    79,096
      1,800   DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                         128,766
      9,300   DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                               141,241
      1,890   E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                         95,136
      1,822   GEA GROUP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                   35,266
      1,806   SYMRISE AG (CHEMICALS & ALLIED PRODUCTS)                                                            30,662
                                                                                                                 584,912
                                                                                                          --------------
GREECE: 1.34%
      3,931   ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                             85,582
                                                                                                          --------------
HONG KONG: 3.48%
      9,400   BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                 29,590
      5,000   CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                          56,643
      5,000   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                   50,088
     15,000   HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                          35,311

               40 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
HONG KONG (continued)
     12,000   TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                             $       50,958
                                                                                                                 222,590
                                                                                                          --------------
ITALY: 2.84%
      3,000   ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                   79,518
     27,400   UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                  102,458
                                                                                                                 181,976
                                                                                                          --------------
JAPAN: 21.53%
      7,000   BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                  34,674
        500   CAPCOM COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                       14,323
         14   EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                             104,407
      1,300   FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                       97,801
      2,800   HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  69,207
      4,000   HITACHI METALS LIMITED (PRIMARY METAL INDUSTRIES)                                                   47,808
         12   INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)                                                101,981
      2,000   KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                       53,635
      2,200   MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                          45,892
     14,800   MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                              129,060
      3,000   MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                            37,243
      4,000   MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                        77,288
      1,500   MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               60,556
      1,100   NIDEC CORPORATION (WHOLESALE TRADE-DURABLE GOODS)                                                   67,671
      6,700   NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS,
                 EXCHANGES & SERVICES)                                                                            87,436
      2,400   NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              49,395
      1,900   SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    90,346
      2,300   TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                115,806
      2,200   TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)                                                                                        94,056
                                                                                                               1,378,585
                                                                                                          --------------
LUXEMBOURG: 0.64%
        806   ARCELORMITTAL (PRIMARY METAL INDUSTRIES)                                                            40,829
                                                                                                          --------------
NETHERLANDS: 5.27%
      2,586   ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)                                   45,194
      1,700   HEINEKEN NV (EATING & DRINKING PLACES)                                                              68,301
      3,035   ING GROEP NV (FINANCIAL SERVICES)                                                                   65,064
        400   ROYAL DUTCH SHELL PLC ADR CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                         23,604
      2,475   UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                               69,668
      3,230   WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                        65,466
                                                                                                                 337,297
                                                                                                          --------------
NORWAY: 0.61%
      1,100   YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                      39,149
                                                                                                          --------------
RUSSIA: 1.55%
        850   GAZPROM ADR (OIL & GAS EXTRACTION)                                                                  26,308
      1,248   LUKOIL ADR (OIL & GAS EXTRACTION)                                                                   73,008
                                                                                                                  99,316
                                                                                                          --------------
SINGAPORE: 1.18%
     13,000   CAPITALAND LIMITED (REAL ESTATE)                                                                    28,337

               Wells Fargo Advantage International Stock Funds 41


Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
SINGAPORE (continued)
      5,000   GREAT EASTERN HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                         $       47,012
                                                                                                                  75,349
                                                                                                          --------------
SPAIN: 2.78%
      1,774   INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                       42,274
      5,700   TELEFONICA SA (COMMUNICATIONS)                                                                     135,532
                                                                                                                 177,806
                                                                                                          --------------
SWEDEN: 0.46%
      3,140   TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                            29,820
                                                                                                          --------------
SWITZERLAND: 11.24%
      3,200   CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           149,446
      1,150   HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                        84,285
      2,390   NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                103,290
      1,600   NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                           84,239
        956   ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                   149,654
        300   SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                           63,265
        310   ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                   85,845
                                                                                                                 720,024
                                                                                                          --------------
TAIWAN: 0.74%
      5,059   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (SEMICONDUCTORS)                             47,406
                                                                                                          --------------
UNITED KINGDOM: 17.33%
      7,220   AVIVA PLC (INSURANCE CARRIERS)                                                                      62,801
      8,696   BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                             64,106
      1,930   BHP BILLITON PLC (COAL MINING)                                                                      43,722
     13,703   BP PLC (OIL & GAS EXTRACTION)                                                                      114,122
      9,380   BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                       69,786
      5,210   GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                  112,862
        960   GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                               41,722
     42,600   LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                      76,881
      6,171   NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                       78,329
      2,060   RIO TINTO PLC (METAL MINING)                                                                       129,283
      2,122   ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                61,284
      2,800   SABMILLER PLC (EATING & DRINKING PLACES)                                                            54,669
      5,700   SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                    60,200
      4,160   SMITHS GROUP PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                       75,434
     29,151   VODAFONE GROUP PLC (COMMUNICATIONS)                                                                 64,383
                                                                                                               1,109,584
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $7,383,850)                                                                          6,242,638
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 0.08%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.08%
      5,177   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                     5,177
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $5,177)                                                              5,177
                                                                                                          --------------

               42 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
SHORT-TERM INVESTMENTS: 0.16%
     10,136   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                $       10,136
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,136)                                                                       10,136
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $7,399,163)*                                                              97.72%                    $    6,257,951
OTHER ASSETS AND LIABILITIES, NET                                                2.28                            146,148
                                                                               ------                     --------------
TOTAL NET ASSETS                                                               100.00%                    $    6,404,099
                                                                               ======                     ==============

+    Non-income earning securities.

<<   All or a portion of this security is on loan.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $10,136.

* Cost for federal income tax purposes is $7,441,799 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $   266,102
Gross unrealized depreciation                 (1,449,950)
                                             -----------
Net unrealized appreciation (depreciation)   $(1,183,848)

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 43


Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS: 95.48%
AUSTRALIA: 2.96%
    103,200   AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                    $      453,814
     23,165   BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS,
                 EXCEPT FUELS)                                                                                   599,294
    166,200   BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                   979,518
    264,000   BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                         1,310,870
    739,500   GOODMAN FIELDER LIMITED (DURABLE GOODS - CONSUMER)                                                 838,885
     43,000   NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                          867,846
     74,002   ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           1,249,768
    202,556   PALADIN RESOURCES LIMITED (DIVERSIFIED MINING)+                                                    626,012
    397,900   PERILYA LIMITED (METAL MINING)                                                                      95,866
    422,200   QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                           1,076,350
     94,429   QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                 2,036,463
     13,144   RIO TINTO LIMITED (METAL MINING)<<                                                                 885,672
    100,782   SANTOS LIMITED (OIL & GAS EXTRACTION)                                                            1,542,100
     84,600   TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION SERVICES)                                         555,795
                                                                                                              13,118,253
                                                                                                          --------------
AUSTRIA: 0.14%
     19,700   VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
                 TRANSPORTATION EQUIPMENT)                                                                       615,591
                                                                                                          --------------
BELGIUM: 0.49%
      9,571   DELHAIZE GROUP (FOOD STORES)                                                                       555,923
     10,400   DEXIA SA (DEPOSITORY INSTITUTIONS)<<                                                               113,603
     38,200   FORTIS (DEPOSITORY INSTITUTIONS)                                                                   235,998
     21,800   TESSENDERLO CHEMIE NV (CHEMICALS & ALLIED PRODUCTS)                                              1,091,717
      6,190   UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                 191,160
                                                                                                               2,188,401
                                                                                                          --------------
BRAZIL: 0.79%
     46,160   PETROLEO BRASILEIRO SA ADR (OIL COMPANIES)                                                       1,727,307
     82,551   REDECARD SA (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 1,028,146
    177,058   VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)                                                         733,020
                                                                                                               3,488,473
                                                                                                          --------------
CANADA: 0.91%
     58,871   CANADIAN PACIFIC RAILWAY LIMITED (RAILROAD TRANSPORTATION)                                       3,170,792
     30,528   TECK COMINCO INCORPORATED LIMITED (METAL MINING)                                                   866,860
                                                                                                               4,037,652
                                                                                                          --------------
CHINA: 1.48%
  2,850,500   CHINA CONSTRUCTION BANK CLASS H (FINANCIAL SERVICES)<<                                           1,902,043
    473,000   CHINA LIFE INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                        1,762,095
  1,748,900   CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)<<                               1,380,288
    904,000   PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                  938,438
  1,789,739   SHANGHAI ELECTRIC GROUP COMPANY LIMITED CLASS H (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                      545,622
                                                                                                               6,528,486
                                                                                                          --------------
DENMARK: 0.46%
     29,700   DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                          715,102
     53,300   H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                    1,013,353
      6,500   NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           306,110
                                                                                                               2,034,565
                                                                                                          --------------

               44 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
FINLAND: 2.30%
     22,100   ELCOTEQ NETWORK OYJ (COMMUNICATIONS)                                                        $       97,457
    200,487   FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                   6,728,181
    120,900   NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT)                                                                           2,254,953
     22,000   RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                         439,671
     43,100   TIETOENATOR OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                           634,414
                                                                                                              10,154,676
                                                                                                          --------------
FRANCE: 10.54%
     53,091   ALSTOM (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                  4,030,094
        910   ARKEMA (OIL & GAS EXTRACTION)                                                                       33,595
     66,980   AXA SA (INSURANCE CARRIERS)                                                                      2,192,542
     34,400   BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                         3,283,729
     70,514   BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                           3,194,309
     16,200   COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                 837,999
      9,500   COMPAGNIE GENERALE DES ETABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS
                 PLASTICS PRODUCTS)                                                                              615,336
     28,400   CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                       546,978
     56,781   ELECTRICITE DE FRANCE SA (ELECTRIC, GAS & SANITARY SERVICES)                                     4,106,018
     26,145   GAZ DE FRANCE (GAS DISTRIBUTION)                                                                 1,360,225
     49,361   LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                          4,333,573
         52   PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                              726
     16,900   PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                        636,050
     14,600   RALLYE SA (GENERAL MERCHANDISE STORES)                                                             428,026
      9,700   RENAULT SA (TRANSPORTATION EQUIPMENT)                                                              618,173
     35,800   SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                              626,521
     42,700   SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                  2,807,327
      6,800   SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                         610,840
      6,850   SUEZ ENVIRONNEMENT SA (ELECTRIC, GAS & SANITARY SERVICES)+                                         168,663
     50,457   TECHNIP SA (OIL & GAS EXTRACTION)                                                                2,835,233
     63,726   TOTAL SA (OIL & GAS EXTRACTION)                                                                  3,871,340
     26,899   VALEO SA (TRANSPORTATION EQUIPMENT)                                                                814,009
      4,140   VALLOUREC SA (STEEL PRODUCERS, PRODUCTS)                                                           893,318
     91,585   VINCI SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                         4,315,115
     49,800   VIVENDI SA (COMMUNICATIONS)                                                                      1,561,261
     61,085   VIVENDI SA (COMMUNICATIONS)                                                                      1,915,053
                                                                                                              46,636,053
                                                                                                          --------------
GERMANY: 10.20%
     24,173   ALLIANZ SE (INSURANCE CARRIERS)                                                                  3,314,068
     59,408   ARCANDOR AG (GENERAL MERCHANDISE STORES)<<                                                         194,868
     52,600   BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                            2,507,777
     93,860   BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                            6,874,022
     28,200   BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)                                                                                     1,093,051
     92,330   DAIMLER AG (TRANSPORTATION EQUIPMENT)                                                            4,584,444
     55,180   DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                       3,947,403
     66,800   DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                    1,305,825
    208,317   DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                             3,163,751
     45,520   E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                      2,291,328
     27,272   FRAPORT AG (TRANSPORTATION SERVICES)                                                             1,620,725
     43,172   GEA GROUP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                  835,622
     11,300   HANNOVER RUECKVERSICHERUNG AG (INSURANCE CARRIERS)                                                 413,558
     27,600   HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED
                 INDUSTRIES)<<                                                                                   434,774
     32,247   LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                     3,443,511
      2,754   MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                           293,695
     14,800   MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                               2,232,498
     20,900   NORDDEUTSCHE AFFINERIE AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          883,351

               Wells Fargo Advantage International Stock Funds 45


Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ----------------------------------------------------------------------------------------    --------------
GERMANY (continued)
     39,524   SYMRISE AG (CHEMICALS & ALLIED PRODUCTS)                                                    $      671,039
     47,300   THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                       1,420,128
     25,291   WACKER CHEMIE AG (CHEMICALS & ALLIED PRODUCTS)                                                   3,610,741
                                                                                                              45,136,179
                                                                                                          --------------
GREECE: 0.48%
     87,888   Alpha Bank AE (Depository Institutions)                                                          1,913,420
      6,400   DryShips Incorporated (Water Transportation)                                                       227,136
                                                                                                               2,140,556
                                                                                                          --------------
HONG KONG: 3.23%
    582,700   BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                              1,834,235
    105,000   CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                       1,189,496
    266,900   CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY (HONG KONG) LIMITED
                 (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                    856,144
    100,000   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                1,001,768
  1,342,500   CHINA RESOURCES LAND (HONG KONG) LIMITED (REAL ESTATE)<<                                         1,425,706
    164,500   CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                       480,856
    416,000   HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                         979,278
    106,000   HONGKONG ELECTRIC HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                             665,783
    321,605   HUTCHINSON WHAMPOA LIMITED (DIVERSIFIED OPERATIONS)                                              2,470,101
    503,232   NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                           902,988
    169,220   ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)<<                                     433,491
    102,052   SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                    1,051,623
    238,000   TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                  1,010,670
                                                                                                              14,302,139
                                                                                                          --------------
INDIA: 0.29%
     13,465   HOUSING DEVELOPMENT FINANCE CORPORATION (BUSINESS SERVICES)                                        626,206
     11,703   ICICI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                       134,783
     22,454   ICICI BANK LIMITED ADR (DEPOSITORY INSTITUTIONS)                                                   528,118
                                                                                                               1,289,107
                                                                                                          --------------
IRELAND: 0.47%
     36,500   ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                   300,048
    110,500   BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                          616,028
    254,000   CONNEMARA GREEN MARBLE QUARRIES PLC (MINING & QUARRYING OF NONMETALLIC
                 MINERALS, EXCEPT FUELS)(a)                                                                            0
     66,190   ELAN CORPORATION PLC ADR (CHEMICALS & ALLIED PRODUCTS)+                                            706,247
     65,300   IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                    457,452
                                                                                                               2,079,775
                                                                                                          --------------
ITALY: 3.13%
    122,400   ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                     1,021,754
    150,530   ENI SPA (OIL & GAS EXTRACTION)                                                                   3,989,947
    186,108   FIAT SPA (TRANSPORTATION EQUIPMENT)                                                              2,500,902
    499,173   INTESA SANPAOLO SPA (DEPOSITORY INSTITUTIONS)                                                    2,745,236
    604,060   UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                2,258,784
     61,200   UNIONE DI BANCHE ITALIANE SCPA (DEPOSITORY INSTITUTIONS)                                         1,340,689
                                                                                                              13,857,312
                                                                                                          --------------
JAPAN: 18.11%
      9,000   ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)<<                                        307,586
     97,700   ADEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    617,645
     34,300   ALPINE ELECTRONICS INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                 & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        329,260
     58,600   ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                 & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        458,717

               46 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
JAPAN (continued)
     98,800   AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                               $      542,593
    183,000   ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                              769,956
     29,500   ASTELLAS PHARMA INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                       1,239,567
    109,100   BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                 540,417
     21,400   CAPCOM COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                      613,025
    161,000   CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN
                 SUPPLY & MOBILE HOME DEALERS)                                                                   537,548
    226,400   COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                   537,015
     25,124   CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                               412,912
    229,000   DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                  602,453
     69,400   DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                     1,702,232
        319   EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                           2,378,986
     26,100   EIZO NANAO CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          501,548
     27,400   FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                     2,061,352
    174,000   FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                             881,374
     48,100   HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                   585,690
     62,800   HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                               1,552,211
     94,000   HITACHI METALS LIMITED (PRIMARY METAL INDUSTRIES)                                                1,123,495
     45,600   HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                           1,383,174
        258   INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)                                              2,192,595
        933   JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                    3,516,557
     19,600   JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)                                               607,917
        842   JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)                                        606,251
     46,200   KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    1,238,970
        114   KDDI CORPORATION (COMMUNICATIONS)                                                                  645,772
    102,000   MAEDA ROAD CONSTRUCTION COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                               659,870
    156,400   MARUBENI CORPORATION (BUSINESS SERVICES)                                                           708,959
    101,000   MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME FURNITURE,
                 FURNISHINGS & EQUIPMENT STORES)                                                               1,741,191
     89,900   MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                       1,875,327
     47,200   MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                    930,083
    596,800   MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                            5,204,245
    232,005   MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                         2,880,185
    150,254   MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                     2,903,201
        501   MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                    2,190,947
     38,600   MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            1,558,307
     41,000   NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          501,940
     23,100   NIDEC CORPORATION (WHOLESALE TRADE-DURABLE GOODS)                                                1,421,083
     70,000   NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION &
                 WAREHOUSING)                                                                                    312,496
    166,000   NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                         668,653
    128,500   NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                      647,086
        460   NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                        2,053,186
    145,200   NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)<<                                                                                     981,811
     38,300   NITTO DENKO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                              974,375
    129,500   NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS,
                 EXCHANGES & SERVICES)                                                                         1,689,989
     79,100   NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                           1,627,981
      1,500   NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                         2,401,046
     53,500   OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                      830,444
    106,000   RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        1,490,462
     43,200   RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          894,368
    151,000   SANKEN ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                 & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        637,388
    160,000   SANWA HOLDINGS CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY
                 & MOBILE HOME DEALERS)                                                                          604,316
        400   SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                               3,672
      8,600   SFCG COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                 SERVICES)                                                                                       391,606
     37,700   SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                 1,792,662
     60,400   SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                       588,275
    126,000   SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    538,856

               Wells Fargo Advantage International Stock Funds 47


Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
JAPAN (continued)
    127,000   SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
                 & SERVICES)                                                                              $    1,184,129
    110,400   SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                              2,045,620
     45,500   TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                              2,290,952
    146,000   TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          575,104
     90,000   TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)                                                                                     3,847,726
                                                                                                              80,134,359
                                                                                                          --------------
LUXEMBOURG: 0.33%
     20,360   ARCELORMITTAL (PRIMARY METAL INDUSTRIES)                                                         1,031,374
      7,084   RTL GROUP SA (COMMUNICATIONS)                                                                      441,486
                                                                                                               1,472,860
                                                                                                          --------------
MEXICO: 0.19%
    192,436   GRUPO MODELO SA DE CV (FOOD & KINDRED PRODUCTS)                                                    818,203
                                                                                                          --------------
NETHERLANDS: 3.12%
    140,700   AEGON NV (INSURANCE CARRIERS)                                                                    1,244,813
    284,097   ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)                                4,965,032
     36,780   HEINEKEN NV (EATING & DRINKING PLACES)                                                           1,477,718
    142,700   ING GROEP NV (FINANCIAL SERVICES)                                                                3,059,165
     54,646   UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                            1,538,220
     75,610   WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                     1,532,472
                                                                                                              13,817,420
                                                                                                          --------------
NORWAY: 1.84%
     74,400   CERMAQ ASA (FOOD & KINDRED PRODUCTS)                                                               483,799
     80,700   DNB NOR ASA (DEPOSITORY INSTITUTIONS)                                                              626,054
     46,800   NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                             316,612
    206,410   ORKLA ASA (MISCELLANEOUS RETAIL)                                                                 1,899,468
    153,233   SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                       3,174,704
     32,000   STATOILHYDRO ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                         760,427
     25,240   YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                     898,289
                                                                                                               8,159,353
                                                                                                          --------------
PORTUGAL: 0.17%
     59,600   BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                  739,018
                                                                                                          --------------
QATAR: 0.19%
     20,964   INDUSTRIES QATAR (CHEMICALS & ALLIED PRODUCTS)                                                     821,082
                                                                                                          --------------
RUSSIA: 1.61%
    125,846   GAZPROM ADR (PETROLEUM REFINING & RELATED INDUSTRIES)                                            3,894,938
     54,542   LUKOIL ADR (OIL & GAS EXTRACTION)                                                                3,242,522
      1,087   NOVOROSSIYSK SEA TRADE PORT GDR (BUSINESS SERVICES)+                                                 6,957
                                                                                                               7,144,417
                                                                                                          --------------
SINGAPORE: 0.64%
    412,000   CAPITALAND LIMITED (REAL ESTATE)                                                                   898,069
    389,791   MOBILONE LIMITED (COMMUNICATIONS)                                                                  500,072
    398,000   NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)<<                                              507,584
     92,333   SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                               927,571
                                                                                                               2,833,296
                                                                                                          --------------
SOUTH AFRICA: 0.16%
     36,725   NASPERS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                         725,368
                                                                                                          --------------

               48 Wells Fargo Advantage International Stock Funds


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
SOUTH KOREA: 0.39%
     13,514   NHN CORPORATION (BUSINESS SERVICES)                                                         $    1,733,472
                                                                                                          --------------
SPAIN: 4.22%
     61,000   BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                       986,412
    183,500   BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                     2,751,451
     40,053   GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY SERVICES)                            1,372,291
     71,111   IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                   722,413
     58,177   INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)<<                                                                                  1,386,341
     38,767   INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                       1,640,372
     60,900   REPSOL YPF SA (OIL & GAS EXTRACTION)                                                             1,804,823
    336,607   TELEFONICA SA (COMMUNICATIONS)                                                                   8,003,676
                                                                                                              18,667,779
                                                                                                          --------------
SWEDEN: 1.07%
     40,900   ELECTROLUX AB CLASS B (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          478,486
    127,100   NORDEA AB (DEPOSITORY INSTITUTIONS)                                                              1,517,440
     24,417   SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                           388,262
     17,800   SVENSKA HANDELSBANKEN AB CLASS A (DEPOSITORY INSTITUTIONS)                                         398,653
     83,922   TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                           796,990
    126,500   VOLVO AB CLASS B (TRANSPORTATION EQUIPMENT)                                                      1,142,873
                                                                                                               4,722,704
                                                                                                          --------------
SWITZERLAND: 9.71%
     26,648   ADECCO SA (BUSINESS SERVICES)                                                                    1,157,631
    390,895   ANGANG NEW STEEL COMPANY LIMITED (PRIMARY METAL INDUSTRIES)<<                                      362,529
     14,300   BALOISE HOLDING AG (INSURANCE AGENTS, BROKERS & SERVICE)                                           976,329
     16,900   CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                          723,341
     85,818   CLARIANT AG (CHEMICALS & ALLIED PRODUCTS)                                                          835,716
    120,300   CREDIT SUISSE GROUP AG (DEPOSITORY INSTITUTIONS)                                                 5,618,247
      1,700   GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)                                                        611,392
     69,200   HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                     5,071,764
    167,252   NESTLE SA (FOOD & KINDRED PRODUCTS)                                                              7,228,220
     43,190   NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                        2,273,934
      2,200   RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                    669,472
      4,823   ROCHE HOLDINGS AG - BEARER SHARES (MEDICAL PRODUCTS)                                               757,444
     52,544   ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                 8,225,339
      4,400   SWISSCOM AG (COMMUNICATIONS)                                                                     1,311,274
      5,540   SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                        1,168,297
      2,900   VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                     547,116
      6,400   VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                         1,032,478
     15,920   ZURICH FINANCIAL SERVICES AG (INSURANCE CARRIERS)                                                4,408,576
                                                                                                              42,979,099
                                                                                                          --------------
TAIWAN: 0.53%
    249,326   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (SEMICONDUCTORS)                          2,336,184
                                                                                                          --------------
UNITED KINGDOM: 15.33%
     12,861   ACERGY SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
                 SERVICES)                                                                                       130,012
     88,300   ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                 430,499
    231,800   AMLIN PLC (INSURANCE CARRIERS)                                                                   1,326,373
     69,900   ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                    3,058,774
    283,294   AVIVA PLC (INSURANCE CARRIERS)                                                                   2,464,144
    218,663   BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                          1,611,960
    361,800   BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                           2,149,601
     93,600   BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                             178,627

               Wells Fargo Advantage International Stock Funds 49


Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
UNITED KINGDOM (continued)
     40,730   BHP BILLITON PLC (COAL MINING)                                                              $      922,701
    621,493   BP PLC (OIL & GAS EXTRACTION)                                                                    5,175,950
    129,100   BRADFORD & BINGLEY PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                         45,904
    205,400   BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                   671,616
    203,060   BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                    1,510,743
    465,800   BT GROUP PLC (COMMUNICATIONS)                                                                    1,350,371
    175,223   CADBURY PLC (FOOD & KINDRED PRODUCTS)                                                            1,772,182
    189,800   CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 1,067,953
     80,237   DRAX GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                               1,080,350
    253,300   DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                             491,223
    523,200   DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                 455,419
    283,000   GKN PLC (TRANSPORTATION EQUIPMENT)                                                               1,005,159
    165,532   GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                3,585,850
     15,600   GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                              677,976
    106,700   GREENE KING PLC (FOOD & KINDRED PRODUCTS)                                                          877,311
    186,300   HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                 422,671
    106,400   IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                   717,904
    402,828   KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE
                 HOME DEALERS)                                                                                   960,317
    983,742   LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                   1,775,381
    668,171   LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                   2,684,895
    270,900   MARSTON'S PLC (EATING & DRINKING PLACES)                                                           765,376
    391,765   NATIONAL GRID PLC (ELECTRIC, GAS & SANITARY SERVICES)                                            4,972,687
     47,631   NEXT PLC (APPAREL & ACCESSORY STORES)                                                              878,227
    348,700   NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                       400,827
    477,500   OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                668,362
     46,728   RIO TINTO PLC (METAL MINING)                                                                     2,932,602
    310,900   ROYAL & SUN ALLIANCE INSURANCE GROUP PLC (INSURANCE CARRIERS)                                      831,230
     95,940   ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                         309,493
     64,091   ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                             1,850,967
    141,000   ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                             3,961,069
     43,690   SABMILLER PLC (EATING & DRINKING PLACES)                                                           853,028
     89,440   SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                   944,611
     89,943   SMITHS GROUP PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                    1,630,962
      6,800   SPECTRIS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)+                                                                      81,321
    137,900   TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                          947,366
    213,300   TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                             138,190
     96,552   TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                671,515
    255,900   TOMKINS PLC (BUSINESS SERVICES)                                                                    714,492
  1,200,443   VODAFONE GROUP PLC (COMMUNICATIONS)                                                              2,651,082
     99,900   WH SMITH PUBLIC LIMITED CORPORATION (COMMUNICATIONS)                                               680,241
    502,745   WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                      2,337,956
                                                                                                              67,823,470
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $521,353,721)                                                                      422,535,302
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 2.16%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.16%
  9,574,963   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                 9,574,963
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $9,574,963)                                                      9,574,963
                                                                                                          --------------

               50 Wells Fargo Advantage International Stock Funds


                  Portfolio of Investments--September 30, 2008

INTERNATIONAL EQUITY FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------------------------------   --------------
SHORT-TERM INVESTMENTS: 4.31%
 19,054,441   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                $   19,054,441
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $19,054,441)                                                               19,054,441
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $549,983,125)*                                                           101.95%                    $  451,164,706
OTHER ASSETS AND LIABILITIES, NET                                               (1.95)                        (8,625,613)
                                                                               ------                     --------------
TOTAL NET ASSETS                                                               100.00%                    $  442,539,093
                                                                               ------                     --------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $19,054,441.

* Cost for federal income tax purposes is $554,782,373 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                   $  13,098,118
Gross unrealized depreciation                    (116,715,785)
                                                -------------
   Net unrealized appreciation (depreciation)   $(103,617,667)

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

               52 Wells Fargo Advantage International Stock Funds


                        Statements of Assets and Liabilities--September 30, 2008


                                                                            Asia Pacific
                                                                                Fund
                                                                           -------------
ASSETS
   Investments
      In securities, at market value (including securities on loan) ....   $ 312,862,067
      Collateral received for securities loaned (Note 2) ...............       5,353,204
      Investments in affiliates ........................................      33,057,337
                                                                           -------------
   Total investments at market value (see cost below) ..................     351,272,608
                                                                           -------------
   Cash ................................................................         458,552
   Receivable for Fund shares issued ...................................         844,546
   Foreign currency, at value ..........................................      22,995,346
   Receivable for investments sold .....................................       9,256,835
   Receivables for dividends and interest ..............................       1,785,118
   Receivable from investment advisor and affiliates ...................               0
   Prepaid expenses and other assets ...................................               0
                                                                           -------------
Total assets ...........................................................     386,613,005
                                                                           -------------
LIABILITIES
   Foreign taxes payable ...............................................               0
   Payable for Fund shares redeemed ....................................       1,682,800
   Payable for investments purchased ...................................       7,180,290
   Payable upon receipt of securities loaned (Note 2) ..................       5,353,204
   Payable to investment advisor and affiliates (Note 3) ...............         440,403
   Payable to securities lending agent .................................               0
   Accrued expenses and other liabilities ..............................         141,279
                                                                           -------------
Total liabilities ......................................................      14,797,976
                                                                           -------------
TOTAL NET ASSETS .......................................................   $ 371,815,029
                                                                           =============
NET ASSETS CONSIST OF
   Paid-in capital .....................................................   $ 558,051,334
   Undistributed net investment income (loss) ..........................         228,367
   Undistributed net realized gain (loss) on investments ...............     (64,204,671)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities
      denominated in foreign currencies ................................    (122,260,001)
   Net unrealized appreciation (depreciation) of securities lending ....               0
                                                                           -------------
TOTAL NET ASSETS .......................................................   $ 371,815,029
                                                                           =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ................................................   $  43,946,412
   Shares outstanding - Class A ........................................       5,401,215
   Net asset value per share - Class A .................................   $        8.14
   Maximum offering price per share - Class A(2) .......................   $        8.64
   Net assets - Class B ................................................              NA
   Shares outstanding - Class B ........................................              NA
   Net asset value and offering price per share - Class B ..............              NA
   Net assets - Class C ................................................   $     939,155
   Shares outstanding - Class C ........................................         116,646
   Net asset value and offering price per share - Class C ..............   $        8.05
   Net assets - Administrator Class ....................................              NA
   Shares outstanding - Administrator Class ............................              NA
   Net asset value and offering price per share - Administrator Class ..              NA
   Net assets - Institutional Class ....................................              NA
   Shares outstanding - Institutional Class ............................              NA
   Net asset value and offering price per share - Institutional Class ..              NA
   Net assets - Investor Class .........................................   $ 326,929,462
   Shares outstanding - Investor Class .................................      40,252,753
   Net asset value and offering price per share - Investor Class .......   $        8.12
                                                                           -------------
Investments at cost ....................................................   $ 473,088,018
                                                                           -------------
Foreign currencies at cost .............................................   $  23,528,811
                                                                           -------------
Securities on loan, at market value (Note 2) ...........................   $   4,847,991
                                                                           -------------

----------
(1)  Each Fund has an unlimited number of authorized shares.

(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

     The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 53


Statements of Assets and Liabilities--September 30, 2008

   Emerging
Markets Equity   International   International
     Fund          Core Fund      Equity Fund
--------------   -------------   -------------


 $138,483,833     $ 6,242,638    $422,535,302
   10,193,735           5,177       9,574,963
   13,231,976          10,136      19,054,441
 ------------     -----------    ------------
  161,909,544       6,257,951     451,164,706
 ------------     -----------    ------------
            0               0          53,391
       28,601          25,279         443,805
      709,056               0       1,421,918
    1,998,349         105,208       1,376,213
      524,172          24,145       2,124,065
            0           8,568               0
            0          29,675               0
 ------------     -----------    ------------
  165,169,722       6,450,826     456,584,098
 ------------     -----------    ------------

      299,640             122               0
      298,045          18,776       1,093,409
      699,513           8,765       2,844,493
   10,372,111           5,177       9,574,963
      200,940           3,705         413,905
       21,766               0               0
       73,950          10,182         118,235
 ------------     -----------    ------------
   11,965,965          46,727      14,045,005
 ------------     -----------    ------------
 $153,203,757     $ 6,404,099    $442,539,093
 ------------     -----------    ------------

 $200,114,986     $ 7,848,733    $497,185,699
      425,686          58,007       9,225,028
    5,394,618        (360,555)     35,056,779


  (52,624,311)     (1,142,086)    (98,928,413)
     (107,222)              0               0
 ------------     -----------    ------------
 $153,203,757     $ 6,404,099    $442,539,093
 ------------     -----------    ------------

 $122,754,240     $ 3,558,143    $ 37,818,628
    3,865,323         327,320       3,237,344
 $      31.76     $     10.87    $      11.68
 $      33.70     $     11.53    $      12.39
 $  3,690,439     $ 1,757,105    $  3,212,914
      120,700         165,498         290,327
 $      30.58     $     10.62    $      11.07
 $  1,751,076     $   585,308    $    994,608
       57,511          54,750          90,570
 $      30.45     $     10.69    $      10.98
 $ 25,008,002     $   503,543    $293,830,984
      785,461          45,728      25,172,411
 $      31.84     $     11.01    $      11.67
           NA              NA    $ 59,619,638
           NA              NA       5,101,570
           NA              NA    $      11.69
           NA              NA    $ 47,062,321
           NA              NA       4,028,278
           NA              NA    $      11.68
 ------------     -----------    ------------
 $214,581,402     $ 7,399,163    $549,983,125
 ------------     -----------    ------------
 $    764,370     $         0    $  1,479,712
 ------------     -----------    ------------
 $ 10,252,340     $     5,843    $  8,684,003
 ------------     -----------    ------------

               54 Wells Fargo Advantage International Stock Funds


                 Statements of Operations--For the Year Ended September 30, 2008


                                                                             Asia Pacific
                                                                                 Fund
                                                                            -------------
INVESTMENT INCOME
   Dividends(1) .........................................................   $  11,439,795
   Interest .............................................................          15,088
   Interest from affiliated securities ..................................       1,166,191
   Securities lending income, net .......................................         193,445
                                                                            -------------
Total investment income .................................................      12,814,519
                                                                            -------------
EXPENSES
   Advisory fees ........................................................       6,409,350
   Administration fees
      Fund Level ........................................................         293,529
      Class A ...........................................................         121,688
      Class B ...........................................................              NA
      Class C ...........................................................           2,355
      Administrator Class ...............................................              NA
      Institutional Class ...............................................              NA
      Investor Class ....................................................       1,689,710
   Custody fees .........................................................       1,467,647
   Shareholder servicing fees (Note 3) ..................................       1,376,566
   Accounting fees ......................................................          27,976
   Distribution fees (Note 3)
      Class B ...........................................................              NA
      Class C ...........................................................           6,309
   Professional fees ....................................................          55,808
   Registration fees ....................................................         152,755
   Shareholder reports ..................................................         192,525
   Trustees' fees .......................................................           8,646
   Other fees and expenses ..............................................          34,349
                                                                            -------------
Total expenses ..........................................................      11,839,213
                                                                            -------------
LESS
   Waived fees and reimbursed expenses (Note 3) .........................      (2,167,311)
   Net expenses .........................................................       9,671,902
                                                                            -------------
Net investment income (loss) ............................................       3,142,617
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation ......     (38,976,956)
   Securities lending ...................................................               0
                                                                            -------------
Net realized gain and loss from investments .............................     (38,976,956)
                                                                            -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation ......    (215,871,492)
   Securities lending ...................................................               0
                                                                            -------------
Net change in unrealized appreciation (depreciation) of investments .....    (215,871,492)
                                                                            -------------
Net realized and unrealized gain (loss) on investments ..................    (254,848,448)
                                                                            -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $(251,705,831)
                                                                            =============
(1) Net of foreign withholding taxes of .................................   $   1,281,891

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 55


Statements of Operations--For the Year Ended September 30, 2008

   Emerging
Markets Equity   International   International
     Fund          Core Fund      Equity Fund
--------------   -------------   -------------
$   5,388,168     $   268,742    $  18,351,826
       13,795               0            2,815
      776,257           6,051          542,399
       89,969          10,260          673,111
-------------     -----------    -------------
    6,268,189         285,053       19,570,151
-------------     -----------    -------------

    2,565,221          89,782        5,695,237

      116,601           4,725          302,606
      518,750          12,896          150,172
       18,306           7,576           17,925
        7,918           2,468            4,407
       38,568             673          464,933
           NA              NA           54,548
           NA              NA           41,947
      583,005           9,451          605,212
      581,948          23,485        1,337,927
       44,386          41,376          158,070

       49,033          21,825           48,013
       21,209           7,107           11,804
       62,969          26,108           35,089
       51,954          47,966           70,732
        7,709           9,890           21,159
        8,646           8,646            8,646
       18,381          26,107           16,674
-------------     -----------    -------------
    4,694,604         340,081        9,045,101
-------------     -----------    -------------

     (307,409)       (171,067)      (1,386,054)
    4,387,195         169,014        7,659,047
-------------     -----------    -------------
    1,880,994         116,039       11,911,104
-------------     -----------    -------------


   25,336,835        (306,206)      57,775,582
      (92,920)              0                0
-------------     -----------    -------------
   25,243,915        (306,206)      57,775,582
-------------     -----------    -------------

 (107,532,179)     (3,076,993)    (290,228,095)
     (107,222)              0                0
-------------     -----------    -------------
 (107,639,401)     (3,076,993)    (290,228,095)
-------------     -----------    -------------
  (82,395,486)     (3,383,199)    (232,452,513)
-------------     -----------    -------------
$ (80,514,492)    $(3,267,160)   $(220,541,409)
=============     ===========    =============
$     500,446     $    27,922    $   1,716,024

               56 Wells Fargo Advantage International Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                       ASIA PACIFIC FUND
                                                                                            --------------------------------------
                                                                                                  For the            For the
                                                                                                Year Ended          Year Ended
                                                                                            September 30, 2008  September 30, 2007
                                                                                            ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ..................................................................    $ 584,283,919       $ 373,743,849
OPERATIONS
   Net investment income (loss) ..........................................................        3,142,617           1,715,396
   Net realized gain (loss) on investments ...............................................      (38,976,956)         76,721,772
   Net change in unrealized appreciation (depreciation) of investments ...................     (215,871,492)         94,238,290
                                                                                              -------------       -------------
Net increase (decrease) in net assets resulting from operations ..........................     (251,705,831)        172,675,458
                                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ............................................................................                0                   0
      Class B ............................................................................               NA                  NA
      Class C ............................................................................                0                   0
      Administrator Class ................................................................               NA                  NA
      Institutional Class ................................................................               NA                  NA
      Investor Class .....................................................................                0          (1,195,272)
   Net realized gain on sales of investments
      Class A ............................................................................       (5,290,197)                  0
      Class B ............................................................................               NA                  NA
      Class C ............................................................................          (56,488)                  0
      Administrator Class ................................................................               NA                  NA
      Institutional Class ................................................................               NA                  NA
      Investor Class .....................................................................      (98,963,318)        (52,703,744)
                                                                                              -------------       -------------
Total distributions to shareholders ......................................................     (104,310,003)        (53,899,016)
                                                                                              -------------       -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...................................................       77,830,412             396,438
   Proceeds from redemption fees - Class A ...............................................            5,207                   4
   Reinvestment of distributions - Class A ...............................................        5,280,215                   0
   Cost of shares redeemed - Class A .....................................................       (8,059,400)             (1,027)
                                                                                              -------------       -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A .............................................................       75,056,434             395,415
                                                                                              -------------       -------------
   Proceeds from shares sold - Class B ...................................................               NA                  NA
   Proceeds from redemption fees - Class B ...............................................               NA                  NA
   Reinvestment of distributions - Class B ...............................................               NA                  NA
   Cost of shares redeemed - Class B .....................................................               NA                  NA
                                                                                              -------------       -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class B .............................................................               NA                  NA
                                                                                              -------------       -------------
   Proceeds from shares sold - Class C ...................................................        1,631,907              40,268
   Proceeds from redemption fees - Class C ...............................................               97                   0
   Reinvestment of distributions - Class C ...............................................           56,109                   0
   Cost of shares redeemed - Class C .....................................................         (216,294)                  0
                                                                                              -------------       -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C .............................................................        1,471,819              40,268
                                                                                              -------------       -------------
   Proceeds from shares sold - Administrator Class .......................................               NA                  NA
   Proceeds from redemption fees - Administrator Class ...................................               NA                  NA
   Reinvestment of distributions - Administrator Class ...................................               NA                  NA
   Cost of shares redeemed - Administrator Class .........................................               NA                  NA
                                                                                              -------------       -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class ................................................................               NA                  NA
                                                                                              -------------       -------------
   Proceeds from shares sold - Institutional Class (Note 1) ..............................               NA                  NA
   Proceeds from redemption fees - Institutional Class ...................................               NA                  NA
   Reinvestment of distributions - Institutional Class ...................................               NA                  NA
   Cost of shares redeemed - Institutional Class .........................................               NA                  NA
                                                                                              -------------       -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class ................................................................               NA                  NA
                                                                                              -------------       -------------
   Proceeds from shares sold - Investor Class (Note 1) ...................................      304,132,644         238,911,390
   Proceeds from redemption fees - Investor Class ........................................           68,924              57,044
   Reinvestment of distributions - Investor Class ........................................       92,482,938          50,541,321
   Cost of shares redeemed - Investor Class ..............................................     (329,665,815)       (198,181,810)
                                                                                              -------------       -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class ......................................................       67,018,691          91,327,945
                                                                                              -------------       -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ..      143,546,944          91,763,628
                                                                                              -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................     (212,468,890)        210,540,070
                                                                                              =============       =============
ENDING NET ASSETS ........................................................................    $ 371,815,029       $ 584,283,919
                                                                                              =============       =============

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 57


                                             Statements of Changes in Net Assets

     EMERGING MARKETS EQUITY FUND                INTERNATIONAL CORE FUND               INTERNATIONAL EQUITY FUND
--------------------------------------  --------------------------------------  --------------------------------------
      For the            For the             For the             For the             For the             For the
    Year Ended          Year Ended          Year Ended         Year Ended          Year Ended           Year Ended
September 30, 2008  September 30, 2007  September 30, 2008  September 30, 2007  September 30, 2008  September 30, 2007
------------------  ------------------  ------------------  ------------------  ------------------  ------------------

  $ 261,556,470        $248,317,649        $10,835,115         $ 6,028,406        $ 833,797,097       $ 768,067,979

      1,880,994             133,195            116,039              92,141           11,911,104          12,249,083
     25,243,915          59,332,700           (306,206)            505,678           57,775,582         112,938,262
   (107,639,401)         33,577,511         (3,076,993)          1,216,798         (290,228,095)         51,673,148
  -------------        ------------        -----------         -----------        -------------       -------------
    (80,514,492)         93,043,406         (3,267,160)          1,814,617         (220,541,409)        176,860,493
  -------------        ------------        -----------         -----------        -------------       -------------


              0            (169,255)           (57,048)            (26,932)            (808,160)           (525,276)
              0                   0            (16,582)            (14,074)             (23,268)            (40,528)
              0                   0             (5,278)             (2,635)             (12,549)             (7,656)
              0            (322,155)           (10,353)                  0           (9,816,437)         (8,944,660)
             NA                  NA                 NA                  NA           (1,221,357)               (146)
             NA                  NA                 NA                  NA                    0                  NA

              0                   0           (290,982)            (65,183)          (6,283,532)                  0
              0                   0           (192,797)            (54,719)            (904,571)                  0
              0                   0            (62,682)            (13,918)            (206,442)                  0
              0                   0            (40,548)            (12,746)         (66,669,488)                  0
             NA                  NA                 NA                  NA           (7,067,884)                  0
             NA                  NA                 NA                  NA                    0                  NA
  -------------        ------------        -----------         -----------        -------------       -------------
              0            (491,410)          (676,270)           (190,207)         (93,013,688)         (9,518,266)
  -------------        ------------        -----------         -----------        -------------       -------------

     14,370,554          14,166,899          1,365,698           2,650,858            6,219,912          11,760,660
          2,831               1,867                758                   0                1,348                 845
              0             159,234            318,833              83,689            6,762,143             505,289
    (31,774,401)        (39,891,121)        (1,537,113)           (790,858)         (11,857,120)        (13,369,452)
  -------------        ------------        -----------         -----------        -------------       -------------

    (17,401,016)        (25,563,121)           148,176           1,943,689            1,126,283          (1,102,658)
  -------------        ------------        -----------         -----------        -------------       -------------
        569,121             941,502            484,653           1,056,047              583,498           1,889,327
            105                  72                404                   0                  178                 112
              0                   0            200,841              66,635              869,991              37,594
     (2,446,686)         (2,059,491)        (1,174,066)           (843,160)          (4,862,805)        (10,450,739)
  -------------        ------------        -----------         -----------        -------------       -------------

     (1,877,460)         (1,117,917)          (488,168)            279,522           (3,409,138)         (8,523,706)
  -------------        ------------        -----------         -----------        -------------       -------------
        684,322             362,852            275,063             443,549              213,122             308,710
             45                  33                124                   0                   41                  14
              0                   0             65,623              15,771              180,139               6,541
     (1,240,490)         (1,357,921)          (481,721)           (137,884)            (587,300)           (374,719)
  -------------        ------------        -----------         -----------        -------------       -------------
       (556,123)           (995,036)          (140,911)            321,436             (193,998)            (59,454)
  -------------        ------------        -----------         -----------        -------------       -------------
      6,480,113           6,587,277             41,767             637,000           55,813,975          66,102,133
            607                 528                 96                   0               13,531               5,175
              0             171,545              2,166                 652           52,422,745           6,439,237
    (14,484,342)        (58,396,451)           (50,712)                  0         (265,279,736)       (225,581,837)
  -------------        ------------        -----------         -----------        -------------       -------------

     (8,003,622)        (51,637,101)            (6,683)            637,652         (157,029,485)       (153,035,292)
  -------------        ------------        -----------         -----------        -------------       -------------
             NA                  NA                 NA                  NA           19,019,393          64,462,504
             NA                  NA                 NA                  NA                1,582                 494
             NA                  NA                 NA                  NA            8,289,241                 146
             NA                  NA                 NA                  NA           (3,167,648)         (3,355,143)
  -------------        ------------        -----------         -----------        -------------       -------------

             NA                  NA                 NA                  NA           24,142,568          61,108,001
  -------------        ------------        -----------         -----------        -------------       -------------
             NA                  NA                 NA                  NA           59,283,557                  NA
             NA                  NA                 NA                  NA                  118                  NA
             NA                  NA                 NA                  NA                    0                  NA
             NA                  NA                 NA                  NA           (1,622,812)                 NA
  -------------        ------------        -----------         -----------        -------------       -------------

             NA                  NA                 NA                  NA           57,660,863                  NA
  -------------        ------------        -----------         -----------        -------------       -------------
    (27,838,221)        (79,313,175)          (487,586)          3,182,299          (77,702,907)       (101,613,109)
  -------------        ------------        -----------         -----------        -------------       -------------
   (108,352,713)         13,238,821         (4,431,016)          4,806,709         (391,258,004)         65,729,118
  =============        ============        ===========         ===========        =============       =============
  $ 153,203,757        $261,556,470        $ 6,404,099         $10,835,115        $ 442,539,093       $ 833,797,097
  =============        ============        ===========         ===========        =============       =============

               58 Wells Fargo Advantage International Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                        ASIA PACIFIC FUND
                                                                                             --------------------------------------
                                                                                                   For the             For the
                                                                                                 Year Ended          Year Ended
                                                                                             September 30, 2008  September 30, 2007
                                                                                             ------------------  ------------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..................................................................        5,665,448              27,275
   Shares issued in reinvestment of distributions - Class A ...............................          399,410                   0
   Shares redeemed - Class A ..............................................................         (690,843)                (75)
                                                                                                ------------        ------------
   Net increase (decrease) in shares outstanding - Class A ................................        5,374,015              27,200
                                                                                                ------------        ------------
   Shares sold - Class B ..................................................................               NA                  NA
   Shares issued in reinvestment of distributions - Class B ...............................               NA                  NA
   Shares redeemed - Class B ..............................................................               NA                  NA
                                                                                                ------------        ------------
   Net increase (decrease) in shares outstanding - Class B ................................               NA                  NA
                                                                                                ------------        ------------
   Shares sold - Class C ..................................................................          128,293               2,767
   Shares issued in reinvestment of distributions - Class C ...............................            4,260                   0
   Shares redeemed - Class C ..............................................................          (18,674)                  0
                                                                                                ------------        ------------
   Net increase (decrease) in shares outstanding - Class C ................................          113,879               2,767
                                                                                                ------------        ------------
   Shares sold - Administrator Class ......................................................               NA                  NA
   Shares issued in reinvestment of distributions - Administrator Class ...................               NA                  NA
   Shares redeemed - Administrator Class ..................................................               NA                  NA
                                                                                                ------------        ------------
   Net increase (decrease) in shares outstanding - Administrator Class ....................               NA                  NA
                                                                                                ------------        ------------
   Shares sold - Institutional Class ......................................................               NA                  NA
   Shares issued in reinvestment of distributions - Institutional Class ...................               NA                  NA
   Shares redeemed - Institutional Class ..................................................               NA                  NA
                                                                                                ------------        ------------
   Net increase (decrease) in shares outstanding - Institutional Class ....................               NA                  NA
                                                                                                ------------        ------------
   Shares sold - Investor Class ...........................................................       24,065,492          17,692,918
   Shares issued in reinvestment of distributions - Investor Class ........................        7,006,282           4,165,059
   Shares redeemed - Investor Class .......................................................      (27,717,751)        (14,708,329)
                                                                                                ------------        ------------
   Net increase (decrease) in shares outstanding - Investor Class .........................        3,354,023           7,149,648
                                                                                                ------------        ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...        8,841,917           7,179,615
                                                                                                ============        ============
Ending balance of undistributed net investment income (loss) ..............................     $    228,367        $ (1,090,022)
                                                                                                ------------        ------------

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 59


Statements of Changes in Net Assets

     EMERGING MARKETS EQUITY FUND               INTERNATIONAL CORE FUND                INTERNATIONAL EQUITY FUND
--------------------------------------  --------------------------------------  --------------------------------------
      For the             For the             For the             For the             For the             For the
    Year Ended          Year Ended          Year Ended          Year Ended          Year Ended          Year Ended
September 30, 2008  September 30, 2007  September 30, 2008  September 30, 2007  September 30, 2008  September 30, 2007
------------------  ------------------  ------------------  ------------------  ------------------  ------------------

      305,757              363,671             92,989             172,374               382,102             651,487
            0                4,242             20,683               5,637               401,136              29,497
     (703,060)          (1,021,653)          (107,914)            (50,392)             (762,566)           (748,328)
    ---------          -----------          ---------            --------          ------------        ------------
     (397,303)            (653,740)             5,758             127,619                20,672             (67,344)
    ---------          -----------          ---------            --------          ------------        ------------
       12,799               25,208             31,279              69,455                35,817             111,916
            0                    0             13,299               4,565                54,573               2,295
      (58,634)             (54,089)           (85,450)            (55,419)             (317,186)           (614,088)
    ---------          -----------          ---------            --------          ------------        ------------
      (45,835)             (28,881)           (40,872)             18,601              (226,796)           (499,877)
    ---------          -----------          ---------            --------          ------------        ------------
       15,337                9,575             19,325              29,046                13,152              18,253
            0                    0              4,319               1,076                11,352                 401
      (28,774)             (35,671)           (35,518)             (9,094)              (40,134)            (21,886)
    ---------          -----------          ---------            --------          ------------        ------------
      (13,437)             (26,096)           (11,874)             21,028               (15,630)             (3,232)
    ---------          -----------          ---------            --------          ------------        ------------
      137,968              179,429              2,666              43,917             3,626,061           3,703,238
            0                4,581                139                  44             3,112,329             376,784
     (312,042)          (1,535,388)            (3,145)                  0           (16,978,051)        (12,618,050)
    ---------          -----------          ---------            --------          ------------        ------------
     (174,074)          (1,351,378)              (340)             43,961           (10,239,661)         (8,538,028)
    ---------          -----------          ---------            --------          ------------        ------------
           NA                   NA                 NA                  NA             1,257,261           3,757,802
           NA                   NA                 NA                  NA               491,977                   9
           NA                   NA                 NA                  NA              (225,626)           (180,484)
    ---------          -----------          ---------            --------          ------------        ------------
           NA                   NA                 NA                  NA             1,523,612           3,577,327
    ---------          -----------          ---------            --------          ------------        ------------
           NA                   NA                 NA                  NA             4,151,667                  NA
           NA                   NA                 NA                  NA                     0                  NA
           NA                   NA                 NA                  NA              (123,389)                 NA
    ---------          -----------          ---------            --------          ------------        ------------
           NA                   NA                 NA                  NA             4,028,278                  NA
    ---------          -----------          ---------            --------          ------------        ------------
     (630,649)          (2,060,095)           (47,328)            211,209            (4,909,525)         (5,531,154)
    =========          ===========          =========            ========          ============        ============
    $ 425,686          $  (680,746)         $  58,007            $ 62,217          $  9,225,028        $ 10,211,558
    ---------          -----------          ---------            --------          ------------        ------------

               60 Wells Fargo Advantage International Stock Funds


                                                            Financial Highlights

                                              Beginning      Net      Net Realized   Distributions
                                              Net Asset  Investment  and Unrealized     from Net     Distributions
                                              Value Per    Income      Gain (Loss)     Investment      from Net
                                                Share      (Loss)    on Investments      Income     Realized Gains
                                              ---------  ----------  --------------  -------------  --------------
ASIA PACIFIC FUND
Class A
October 1, 2007 to September 30, 2008 ......    $15.83     0.09(4)       (5.20)           0.00          (2.58)
August 1, 2007(5) to September 30, 2007 ....    $14.75     0.01           1.07            0.00           0.00
Class C
October 1, 2007 to September 30, 2008 ......    $15.81     0.04(4)       (5.22)           0.00          (2.58)
August 1, 2007(5) to September 30, 2007 ....    $14.75     0.00           1.06            0.00           0.00
Investor Class
October 1, 2007 to September 30, 2008 ......    $15.82     0.06(4)       (5.18)           0.00          (2.58)
October 1, 2006 to September 30, 2007 ......    $12.56     0.05           4.97           (0.03)         (1.73)
October 1, 2005 to September 30, 2006 ......    $11.53     0.07           2.02           (0.06)         (1.00)
January 1, 2005 to September 30, 2005(8) ...    $10.22     0.07           1.47           (0.05)         (0.18)
January 1, 2004 to December 31, 2004 .......    $ 8.98     0.05           1.75(6)        (0.03)         (0.53)
January 1, 2003 to December 31, 2003 .......    $ 5.66     0.03           3.38(7)        (0.09)          0.00
EMERGING MARKETS EQUITY FUND
Class A
October 1, 2007 to September 30, 2008 ......    $47.97     0.36(4)      (16.57)           0.00           0.00
October 1, 2006 to September 30, 2007 ......    $33.06     0.02(4)       14.93           (0.04)          0.00
October 1, 2005 to September 30, 2006 ......    $27.59     0.58           5.40           (0.51)          0.00
October 1, 2004 to September 30, 2005 ......    $20.62     0.13(4)        6.84            0.00           0.00
October 1, 2003 to September 30, 2004 ......    $17.76     0.00(4)        2.86            0.00           0.00
Class B
October 1, 2007 to September 30, 2008 ......    $46.55     0.00(4)      (15.97)           0.00           0.00
October 1, 2006 to September 30, 2007 ......    $32.29    (0.27)(4)      14.53            0.00           0.00
October 1, 2005 to September 30, 2006 ......    $27.02     0.30           5.33           (0.36)          0.00
October 1, 2004 to September 30, 2005 ......    $20.34    (0.03)(4)       6.71            0.00           0.00
October 1, 2003 to September 30, 2004 ......    $17.62    (0.13)(4)       2.85            0.00           0.00
Class C
October 1, 2007 to September 30, 2008 ......    $46.37     0.01(4)      (15.93)           0.00           0.00
October 1, 2006 to September 30, 2007 ......    $32.17    (0.27)(4)      14.47            0.00           0.00
October 1, 2005 to September 30, 2006 ......    $26.87     0.31           5.28           (0.29)          0.00
October 1, 2004 to September 30, 2005 ......    $20.24    (0.05)(4)       6.68            0.00           0.00
October 1, 2003 to September 30, 2004 ......    $17.56    (0.14)(4)       2.82            0.00           0.00
Administrator Class
October 1, 2007 to September 30, 2008 ......    $47.96     0.49(4)      (16.61)           0.00           0.00
October 1, 2006 to September 30, 2007 ......    $33.04     0.07(4)       14.99           (0.14)          0.00
October 1, 2005 to September 30, 2006 ......    $27.58     0.69           5.36           (0.59)          0.00
October 1, 2004 to September 30, 2005 ......    $20.55     0.22(4)        6.81            0.00           0.00
October 1, 2003 to September 30, 2004 ......    $17.64     0.06(4)        2.85            0.00           0.00

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements
     (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4)  Calculated based upon average shares outstanding.

(5)  Commencement of operations.

(6)  Includes $0.01 in redemption fees.

(7)  Includes $0.03 in redemption fees.

(8)  The Fund changed its fiscal year-end from December 31 to September 30.

(9)  Amount calculated is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 61


Financial Highlights

  Ending    Ratio to Average Net Assets (Annualized)(1)
Net Asset  --------------------------------------------             Portfolio   Net Assets at
Value Per  Net Investment    Gross   Expenses     Net      Total     Turnover   End of Period
  Share     Income (Loss)  Expenses   Waived   Expenses  Return(2)   Rate(3)   (000's omitted)
---------  --------------  --------  --------  --------  ---------  ---------  ---------------


  $ 8.14        0.77%        1.99%    (0.39)%    1.60%    (38.53)%     187%        $ 43,946
  $15.83        0.93%        1.91%    (0.41)%    1.50%      7.32%      184%        $    431

  $ 8.05        0.36%        2.71%    (0.36)%    2.35%    (39.10)%     187%        $    939
  $15.81        0.08%        2.64%    (0.39)%    2.25%      7.19%      184%        $     44

  $ 8.12        0.52%        2.01%    (0.36)%    1.65%    (38.63)%     187%        $326,929
  $15.82        0.34%        1.95%    (0.30)%    1.65%     44.31%      184%        $583,810
  $12.56        0.65%        1.96%    (0.31)%    1.65%     19.38%      167%        $373,744
  $11.53        1.08%        1.92%    (0.23)%    1.69%     15.38%      117%        $186,088
  $10.22        0.57%        1.80%    (0.06)%    1.74%     20.45%      153%        $126,395
  $ 8.98        0.53%        1.97%    (0.28)%    1.69%     60.25%      286%        $ 93,041


  $31.76        0.79%        2.01%    (0.11)%    1.90%    (33.79)%     173%        $122,754
  $47.97        0.06%        2.04%    (0.14)%    1.90%     45.23%      149%        $204,496
  $33.06        1.87%        2.01%    (0.11)%    1.90%     21.95%      103%        $162,525
  $27.59        0.54%        2.03%    (0.13)%    1.90%     33.80%      184%        $157,107
  $20.62        0.00%        2.01%    (0.11)%    1.90%     16.04%      225%        $139,880

  $30.58        0.00%        2.76%    (0.11)%    2.65%    (34.31)%     173%        $  3,690
  $46.55       (0.70)%       2.79%    (0.14)%    2.65%     44.16%      149%        $  7,752
  $32.29        0.89%        2.76%    (0.11)%    2.65%     21.01%      103%        $  6,310
  $27.02       (0.12)%       2.77%    (0.12)%    2.65%     32.84%      184%        $  4,242
  $20.34       (0.64)%       2.77%    (0.12)%    2.65%     15.37%      225%        $  2,781

  $30.45        0.02%        2.75%    (0.10)%    2.65%    (34.33)%     173%        $  1,751
  $46.37       (0.70)%       2.79%    (0.14)%    2.65%     44.14%      149%        $  3,290
  $32.17        1.00%        2.76%    (0.11)%    2.65%     20.96%      103%        $  3,122
  $26.87       (0.20)%       2.77%    (0.12)%    2.65%     32.76%      184%        $  2,632
  $20.24       (0.71)%       2.77%    (0.12)%    2.65%     15.26%      225%        $  2,449

  $31.84        1.07%        1.83%    (0.23)%    1.60%    (33.61)%     173%        $ 25,008
  $47.96        0.18%        1.86%    (0.26)%    1.60%     45.73%      149%        $ 46,018
  $33.04        2.10%        1.83%    (0.23)%    1.60%     22.26%      103%        $ 76,362
  $27.58        0.92%        1.76%    (0.16)%    1.60%     34.21%      184%        $ 73,406
  $20.55        0.30%        1.69%    (0.09)%    1.60%     16.43%      225%        $ 50,376

               62 Wells Fargo Advantage International Stock Funds


                                                            Financial Highlights

                                               Beginning       Net       Net Realized    Distributions
                                               Net Asset   Investment   and Unrealized      from Net      Distributions
                                               Value Per     Income       Gain (Loss)      Investment       from Net
                                                 Share       (Loss)     on Investments       Income      Realized Gains
                                               ---------   ----------   --------------   -------------   --------------
INTERNATIONAL CORE FUND
Class A
October 1, 2007 to September 30, 2008 ......     $17.04       0.22(4)        (5.32)          (0.17)          (0.90)
October 1, 2006 to September 30, 2007 ......     $14.15       0.17            3.13           (0.12)          (0.29)
October 1, 2005 to September 30, 2006 ......     $13.98       0.16            1.58           (0.12)          (1.45)
January 1, 2005 to September 30, 2005(8) ...     $13.16       0.11            0.74            0.00           (0.03)
January 1, 2004 to December 31, 2004 .......     $11.47       0.28(4)         1.93           (0.25)          (0.27)
January 1, 2003 to December 31, 2003 .......     $ 8.84       0.18(4)         2.59           (0.14)           0.00
Class B
October 1, 2007 to September 30, 2008 ......     $16.69       0.10(4)        (5.20)          (0.07)          (0.90)
October 1, 2006 to September 30, 2007 ......     $13.93       0.08            3.04           (0.07)          (0.29)
October 1, 2005 to September 30, 2006 ......     $13.90       0.08            1.54           (0.14)          (1.45)
January 1, 2005 to September 30, 2005(8) ...     $13.13       0.14            0.66            0.00           (0.03)
January 1, 2004 to December 31, 2004 .......     $11.45       0.28(4)         1.92           (0.25)          (0.27)
January 1, 2003 to December 31, 2003 .......     $ 8.82       0.20(4)         2.58           (0.15)           0.00
Class C
October 1, 2007 to September 30, 2008 ......     $16.78       0.10(4)        (5.22)          (0.07)          (0.90)
October 1, 2006 to September 30, 2007 ......     $13.97       0.07            3.08           (0.05)          (0.29)
October 1, 2005 to September 30, 2006 ......     $13.88       0.05            1.58           (0.09)          (1.45)
January 1, 2005 to September 30, 2005(8) ...     $13.12       0.11            0.68            0.00           (0.03)
January 1, 2004 to December 31, 2004 .......     $11.43       0.28(4)         1.93           (0.25)          (0.27)
January 1, 2003 to December 31, 2003 .......     $ 8.82       0.21(4)         2.57           (0.17)           0.00
Administrator Class
October 1, 2007 to September 30, 2008 ......     $17.26       0.26(4)        (5.38)          (0.23)          (0.90)
October 1, 2006 to September 30, 2007 ......     $14.19       0.43            2.93            0.00           (0.29)
October 1, 2005 to September 30, 2006 ......     $13.99       0.24            1.52           (0.11)          (1.45)
April 11, 20055 to September 30, 2005 ......     $13.23       0.08            0.68            0.00            0.00
INTERNATIONAL EQUITY FUND
Class A
October 1, 2007 to September 30, 2008 ......     $19.49       0.31(4)        (5.91)          (0.23)          (1.98)
October 1, 2006 to September 30, 2007 ......     $15.91       0.24(4)         3.51           (0.17)           0.00
October 1, 2005 to September 30, 2006 ......     $13.69       0.17(4)         2.20           (0.15)           0.00
October 1, 2004 to September 30, 2005 ......     $11.09       0.17            2.43           (0.00)           0.00
October 1, 2003 to September 30, 2004 ......     $ 9.88       0.04(4)         1.23           (0.06)           0.00
Class B
October 1, 2007 to September 30, 2008 ......     $18.52       0.16(4)        (5.58)          (0.05)          (1.98)
October 1, 2006 to September 30, 2007 ......     $15.13       0.07(4)         3.36           (0.04)           0.00
October 1, 2005 to September 30, 2006 ......     $13.03       0.07(4)         2.08           (0.05)           0.00
October 1, 2004 to September 30, 2005 ......     $10.62       0.07            2.34           (0.00)           0.00
October 1, 2003 to September 30, 2004 ......     $ 9.48       (0.05)(4)       1.19            0.00            0.00
Class C
October 1, 2007 to September 30, 2008 ......     $18.46       0.17(4)        (5.56)          (0.11)          (1.98)
October 1, 2006 to September 30, 2007 ......     $15.10       0.09(4)         3.34           (0.07)           0.00
October 1, 2005 to September 30, 2006 ......     $13.00       0.07(4)         2.09           (0.06)           0.00
October 1, 2004 to September 30, 2005 ......     $10.60       0.06            2.34            0.00            0.00
October 1, 2003 to September 30, 2004 ......     $ 9.47      (0.04)(4)        1.17             0.00           0.00
Administrator Class
October 1, 2007 to September 30, 2008 ......     $19.48       0.31(4)        (5.87)          (0.27)          (1.98)
October 1, 2006 to September 30, 2007 ......     $15.90       0.26(4)         3.53           (0.21)           0.00
October 1, 2005 to September 30, 2006 ......     $13.69       0.23(4)         2.17           (0.19)           0.00
October 1, 2004 to September 30, 2005 ......     $11.08       0.17            2.48           (0.04)           0.00
October 1, 2003 to September 30, 2004 ......     $ 9.87       0.07(4)         1.22           (0.08)           0.00
Institutional Class
October 1, 2007 to September 30, 2008 ......     $19.50       0.38(4)        (5.90)          (0.31)          (1.98)
October 1, 2006 to September 30, 2007 ......     $15.91       0.45(4)         3.37           (0.23)           0.00
August 31, 20065 to September 30, 2006 .....     $15.84       0.02(4)         0.05            0.00            0.00
Investor Class
July 18, 20085 to September 30, 2008 .......     $14.27       0.04(4)        (2.63)           0.00            0.00

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage International Stock Funds 63


Financial Highlights

  Ending      Ratio to Average Net Assets (Annualized)(1)
Net Asset   -----------------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment   Gross      Expenses      Net       Total      Turnover    End of Period
  Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
---------   --------------   --------   --------   --------   ---------   ---------   --------------


  $10.87         1.55%         3.31%     (1.81)%     1.50%     (31.74)%       54%        $  3,558
  $17.04         1.37%         2.78%     (1.28)%     1.50%      23.68%        61%        $  5,478
  $14.15         1.61%         4.04%     (2.54)%     1.50%      13.75%        36%        $  2,745
  $13.98         1.82%         5.94%     (4.96)%     0.98%       6.48%        37%        $  1,299
  $13.16         2.33%         4.78%     (4.77)%     0.01%      19.38%        28%        $    757
  $11.47         1.78%         7.65%     (7.64)%     0.01%      31.38%        88%        $    585

  $10.62         0.72%         4.05%     (1.80)%     2.25%     (32.24)%       54%        $  1,757
  $16.69         0.55%         3.53%     (1.28)%     2.25%      22.81%        61%        $  3,444
  $13.93         0.72%         4.86%     (2.61)%     2.25%      12.93%        36%        $  2,616
  $13.90         1.58%         6.88%     (5.44)%     1.44%       6.11%        37%        $  1,702
  $13.13         2.32%         5.52%     (5.52)%     0.00%(9)   19.32%        28%        $  1,218
  $11.45         2.01%         8.58%     (8.58)%     0.00%(9)   31.58%        88%        $    727

  $10.69         0.73%         4.04%     (1.79)%     2.25%     (32.19)%       54%        $    585
  $16.78         0.56%         3.53%     (1.28)%     2.25%      22.95%        61%        $  1,118
  $13.97         0.77%         4.87%     (2.62)%     2.25%      12.99%        36%        $    637
  $13.88         1.51%         6.73%     (5.34)%     1.40%       6.04%        37%        $    325
  $13.12         2.31%         5.51%     (5.51)%     0.00%(9)   19.44%        28%        $    317
  $11.43         2.15%         8.36%     (8.35)%     0.01%      31.52%        88%        $    183

  $11.01         1.76%         3.15%     (1.90)%     1.25%     (31.55)%       54%        $    504
  $17.26         1.57%         2.66%     (1.41)%     1.25%      24.00%        61%        $    795
  $14.19         1.95%         4.01%     (2.76)%     1.25%      13.95%        36%        $     30
  $13.99         1.53%         5.60%     (4.18)%     1.41%       5.74%       106%        $     16


  $11.68         1.93%         1.67%     (0.19)%     1.48%     (32.12)%       62%        $ 37,819
  $19.49         1.32%         1.70%     (0.20)%     1.50%      23.68%        49%        $ 62,693
  $15.91         1.16%         1.67%     (0.17)%     1.50%      17.50%        44%        $ 52,243
  $13.69         1.24%         1.66%     (0.16)%     1.50%      23.48%        46%        $ 57,496
  $11.09         0.36%         1.71%     (0.21)%     1.50%      12.89%       112%        $ 56,108

  $11.07         1.03%         2.43%     (0.20)%     2.23%     (32.61)%       62%        $  3,213
  $18.52         0.39%         2.45%     (0.20)%     2.25%      22.73%        49%        $  9,579
  $15.13         0.49%         2.42%     (0.17)%     2.25%      16.57%        44%        $ 15,385
  $13.03         0.49%         2.41%     (0.16)%     2.25%      22.69%        46%        $ 14,653
  $10.62        (0.43)%        2.46%     (0.21)%     2.25%      12.03%       112%        $ 14,796

  $10.98         1.11%         2.42%     (0.19)%     2.23%     (32.64)%       62%        $    995
  $18.46         0.54%         2.45%     (0.20)%     2.25%      22.76%        49%        $  1,961
  $15.10         0.49%         2.42%     (0.17)%     2.25%      16.65%        44%        $  1,652
  $13.00         0.42%         2.41%     (0.16)%     2.25%      22.64%        46%        $  1,512
  $10.60        (0.39)%        2.45%     (0.20)%     2.25%      11.93%       112%        $  1,618

  $11.67         1.92%         1.50%     (0.25)%     1.25%     (31.98)%       62%        $293,831
  $19.48         1.48%         1.52%     (0.27)%     1.25%      24.00%        49%        $689,808
  $15.90         1.52%         1.49%     (0.24)%     1.25%      17.74%        44%        $698,778
  $13.69         1.54%         1.41%     (0.16)%     1.25%      23.94%        46%        $594,488
  $11.08         0.64%         1.38%     (0.13)%     1.25%      13.11%       112%        $394,649

  $11.69         2.46%         1.23%     (0.19)%     1.04%     (31.79)%       62%        $ 59,620
  $19.50         2.43%         1.22%     (0.17)%     1.05%      24.22%        49%        $ 69,756
  $15.91         1.77%         1.29%     (0.40)%     0.89%       0.44%        44%        $     10

  $11.68         1.60%         1.85%     (0.39)%     1.46%     (18.15)%       62%        $ 47,062

               64 Wells Fargo Advantage International Stock Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2008, was comprised of 98 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Asia Pacific Fund, Emerging Markets Equity Fund, International Core Fund, and International Equity Fund. Each Fund in this report is a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

As of the open of business on July 21, 2008, the Wells Fargo Advantage International Equity Fund (the "Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Wells Fargo Advantage Overseas Fund (the "Target Fund") (the "Acquisition"). The Acquiring Fund was deemed to be the accounting survivor in the Acquisition.

The Acquisition was completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of the Target Fund on June 30, 2008. The Acquisition was accomplished through the following steps. In a tax-free exchange, the Acquiring Fund issued 133,206 of its Institutional Class shares (valued at $1,899,375), and 4,018,644 of its Investor Class shares (valued at $57,333,765), in exchange for all of the assets and liabilities of the Target Fund. The aggregate net assets of the Target Fund, representing the aggregate net asset value of the Institutional Class and Investor Class shares of the Target Fund, at the close of business on July 18, 2008 were valued at $59,233,140 and were combined with those of the Acquiring Fund. The Target Fund then liquidated by distributing (i) Institutional Class shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Institutional Class shares of the Target Fund, and (ii) Investor Class shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Investor Class shares of the Target Fund. As a result, the Target Fund shareholders received shares of their specified class of the Acquiring Fund with a total value equal to the value of their Target Fund shares at the close of business on July 18, 2008.

In connection with the Acquisition, the Target Fund was dissolved and terminated as a series of the Trust. The aggregate net assets of the Acquiring Fund immediately after the Acquisition totaled $545,634,204.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum

               Wells Fargo Advantage International Stock Funds 65


Notes to Financial Statements

exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

               66 Wells Fargo Advantage International Stock Funds


                                                   Notes to Financial Statements

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At September 30, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and
Liabilities:

                               Undistributed Net    Undistributed Net
FUND                           Investment Income   Realized Gain/Loss   Paid-in Capital
----                           -----------------   ------------------   ---------------
ASIA PACIFIC FUND                 $(1,824,228)         $1,997,960         $  (173,732)
EMERGING MARKETS EQUITY FUND         (774,562)            774,562                   0
INTERNATIONAL CORE FUND               (30,988)             30,988                   0
INTERNATIONAL EQUITY FUND          (1,015,863)          2,085,501          (1,069,638)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2008.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: September 30, 2005; September 30, 2006; September 30, 2007; September 30, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                  Capital Loss
FUND                           Expiration Year   Carryforwards
----                           ---------------   -------------
INTERNATIONAL EQUITY FUND            2009          $3,012,153
                                     2010           2,147,869
                                     2011           1,709,784

At September 30, 2008, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                 Deferred
                               Post-October
FUND                           Capital Loss
----                           ------------
ASIA PACIFIC FUND               $63,334,683
INTERNATIONAL CORE FUND             317,919

               Wells Fargo Advantage International Stock Funds 67


Notes to Financial Statements

At September 30, 2008, current year deferred post-October currency loss, which will be treated as realized for tax purposes on the first day of the succeeding year, was:

                             Deferred
                           Post-October
FUND                      Currency Loss
----                      -------------
INTERNATIONAL CORE FUND      $24,963

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

As of September 30, 2008, there were no outstanding forward foreign currency contracts.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the period from October 17, 2007 through the end of the fiscal year, Wells Fargo Bank, N.A. waived its share of revenues earned on domestic securities lending activities in Emerging Markets Equity Fund. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at September 30, 2008, are shown on the Statements of Assets and Liabilities.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets,

               68 Wells Fargo Advantage International Stock Funds


                                                   Notes to Financial Statements

residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of September 30, 2008, the following Fund owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                               Defaulted SIVs
FUND                           (Market Value)   % of Net Assets
----                           --------------   ---------------
EMERGING MARKETS EQUITY FUND      $371,218            0.24

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                      Advisory                                                  Subadvisory
                                                     Fees (% of                                                  Fees (% of
                                  Average Daily     Average Daily                            Average Daily     Average Daily
FUND                               Net Assets        Net Assets)         Subadviser           Net Assets        Net Assets)
----                           ------------------   -------------   -------------------   ------------------   -------------
ASIA PACIFIC FUND              First $500 million       1.100          Wells Capital      First $100 million       0.650
                                Next $500 million       1.050            Management       Next $100 million        0.550
                                  Next $2 billion       1.000           Incorporated      Over $200 million        0.450
                                  Next $2 billion       0.975
                                  Over $5 billion       0.950
EMERGING MARKETS EQUITY FUND   First $500 million       1.100          Wells Capital      First $100 million       0.650

                                Next $500 million       1.050            Management       Next $100 million        0.550
                                  Next $2 billion       1.000           Incorporated      Over $200 million        0.450
                                  Next $2 billion       0.975
                                  Over $5 billion       0.950
INTERNATIONAL CORE FUND        First $500 million       0.950             New Star        First $50 million        0.350
                                Next $500 million       0.900          Institutional      Next $500 million        0.290
                                  Next $2 billion       0.850             Managers        Over $550 million        0.200
                                  Next $2 billion       0.825             Limited
                                  Over $5 billion       0.800

               Wells Fargo Advantage International Stock Funds 69


Notes to Financial Statements

                                                      Advisory                                                  Subadvisory
                                                     Fees (% of                                                  Fees (% of
                                  Average Daily     Average Daily                            Average Daily     Average Daily
FUND                               Net Assets        Net Assets)         Subadviser           Net Assets        Net Assets)
----                           ------------------   -------------   -------------------   ------------------   -------------
INTERNATIONAL EQUITY FUND      First $500 million       0.950       Artisan Partners LP   First $250 million       0.700
                                Next $500 million       0.900                             Over $250 million        0.500
                                  Next $2 billion       0.850
                                  Next $2 billion       0.825            LSV Asset        First $150 million       0.350
                                  Over $5 billion       0.800            Management       Next $350 million        0.400
                                                                                          Next $250 million        0.350
                                                                                          Next $250 million        0.325
                                                                                           Over $1 billion         0.300
                                                                          New Star        First $50 million        0.350
                                                                       Institutional      Next $500 million        0.290
                                                                          Managers        Over $550 million        0.200
                                                                          Limited

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                           Admin Fees For
                                         International Core       Admin Fees
                                              Fund Only        For Other Funds
                        Average Daily       (% of Average       (% of Average
Fund                     Net Assets       Daily Net Assets)   Daily Net Assets)
----                  ----------------   ------------------   -----------------
Fund Level            First $5 billion          0.05                 0.05
                       Next $5 billion          0.04                 0.04
                      Over $10 billion          0.03                 0.03
Class A               All asset levels          0.23                 0.28
Class B               All asset levels          0.23                 0.28
Class C               All asset levels          0.23                 0.28
Administrator Class   All asset levels          0.10                 0.10
Institutional Class   All asset levels            NA                 0.08
Investor Class        All asset levels            NA                 0.38*

* Effective March 28, 2008, the class-level administration fee for the Investor Class was reduced by 0.02%, as shown in the table. Prior to March 28, 2008, the class level administration fee for Investor Class was 0.40%.

The trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                 % of Average
FUND                           Daily Net Assets
----                           ----------------
ASIA PACIFIC FUND                    0.25
EMERGING MARKETS EQUITY FUND         0.25
INTERNATIONAL CORE FUND              0.10
INTERNATIONAL EQUITY FUND            0.10

               70 Wells Fargo Advantage International Stock Funds


                                                   Notes to Financial Statements

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                      % of Average
SHARE CLASS                                                         Daily Net Assets
-----------                                                         ----------------
Class A, Class B, Class C, Administrator Class and Investor Class         0.25

For the year ended September 30, 2008, shareholder servicing fees paid were as follows:

                                                             Administrator    Investor
Fund                           Class A   Class B   Class C       Class          Class
----                          --------   -------   -------   -------------   ----------
ASIA PACIFIC FUND             $102,929        NA    $1,769             NA    $1,271,868
EMERGING MARKET EQUITY FUND    463,169   $16,249     6,684     $   95,846            NA
INTERNATIONAL CORE FUND         12,301     7,275     2,227          1,682            NA
INTERNATIONAL EQUITY FUND      134,082    15,940     3,785      1,157,903        26,217

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended September 30, 2008, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

PNC Global Investment Servicing, Inc. ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended September 30, 2008, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the year ended September 30, 2008, were as follows:

                                                        Net Operating Expense Ratios
                                                   ---------------------------------------
Fund                           Class A   Class B   Class C   Administrator   Institutional   Investor
----                           -------   -------   -------   -------------   -------------   --------
ASIA PACIFIC FUND               1.60%      NA       2.35%          NA              NA          1.65%
EMERGING MARKETS EQUITY FUND    1.90%     2.65%     2.65%        1.60%             NA            NA
INTERNATIONAL CORE FUND         1.50%     2.25%     2.25%        1.25%             NA            NA
INTERNATIONAL EQUITY FUND       1.41%*    2.16%*    2.16%*       1.25%           0.99%*        1.46%

* Effective July 18, 2008, the net operating expense ratio for the International Equity Fund Class A, Class B, Class C and Institutional Class decreased from 1.50%, 2.25%, 2.25% and 1.05%, respectively to 1.41%, 2.16%,
     2.16% and 0.99%, respectively. The weighted blended net operating expense ratio for the year ended September 30, 2008, for the International Equity Fund Class A, Class B, Class C and Institutional Class is 1.48%, 2.23%, 2.23% and 1.04%, respectively.

               Wells Fargo Advantage International Stock Funds 71


Notes to Financial Statements

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2008, were as follows:

FUND                          PURCHASES AT COST   SALES PROCEEDS
----                          -----------------   --------------
ASIA PACIFIC FUND               $1,006,428,461     $994,214,638
EMERGING MARKET EQUITY FUND        357,022,312      372,102,486
INTERNATIONAL CORE FUND              4,959,360        5,872,848
INTERNATIONAL EQUITY FUND          365,577,781      515,033,145

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Prior to its amendment on September 10, 2008, the agreement permitted borrowings of up to $150 million, collectively. Interest was charged to each Fund based on its borrowing at a rate equal to the Federal Funds rate plus 0.40%. In addition, the Funds paid a quarterly commitment fee equal to 0.1% per annum of the credit line. Pursuant to the amendment to the Credit Agreement entered into on September 10, 2008, interest under the Credit Agreement after such date is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

For the year ended September 30, 2008, the Emerging Markets Equity Fund and International Core Fund had no borrowings under the Credit Agreement. The Asia Pacific Fund had one borrowing of $10,000,000 with a term of one business day during the period, and the International Equity Fund had three borrowings, each with one day term, totalling $30,000,000, during the period.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2008, and September 30, 2007, was as follows:

                                   Ordinary Income          Long-term Capital Gain               Total
                              -------------------------   -------------------------   --------------------------
Fund                              2008          2007          2008          2007          2008           2007
----                          -----------   -----------   -----------   -----------   ------------   -----------
ASIA PACIFIC FUND             $86,135,899   $33,943,475   $18,174,104   $19,955,541   $104,310,003   $53,899,016
EMERGING MARKET EQUITY FUND             0       491,410             0             0              0       491,410
INTERNATIONAL CORE FUND           284,632       125,293       391,638        64,914        676,270       190,207
INTERNATIONAL EQUITY FUND      11,881,771     9,518,266    81,131,917             0     93,013,688     9,518,266

As of September 30, 2008, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                              Undistributed   Undistributed     Unrealized                        Currency
                                 Ordinary       Long-Term      Appreciation     Capital Loss       Loss
Fund                              Income           Gain       (Depreciation)   Carryforward*   Carryforward*       Total
----                          -------------   -------------   --------------   -------------   -------------   -------------
ASIA PACIFIC FUND               $  155,439     $         0    $(123,057,061)   $(63,334,683)      $      0     $(186,236,305)
EMERGING MARKET EQUITY FUND        425,690       5,700,937      (53,037,856)              0              0       (46,911,229)
INTERNATIONAL CORE FUND             83,212               0       (1,184,964)       (317,919)       (24,963)       (1,444,634)
INTERNATIONAL EQUITY FUND        9,212,207      46,725,833     (103,714,840)     (6,869,806)             0       (54,646,606)

* This amount includes the post-October loss, which will reverse on the first day of the following year.

               72 Wells Fargo Advantage International Stock Funds


                                                   Notes to Financial Statements

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' advisor has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements. "This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, Management has determined the adoption of SFAS No. 157 will not impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of September 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

9. MISCELLANEOUS

FOREIGN TAXES PAYABLE

Under Indian tax law, U.S. mutual funds are subject to taxation on capital gains realized upon the sale of Indian securities. Mutual fund industry practice has long been to net long-term capital losses against taxable short-term capital gains. However, the Indian tax statute was amended in mid-2002 to disallow such netting, and the Indian tax authorities have subsequently assessed additional taxes on many U.S. mutual funds based upon a retroactive application of the tax statute. For the taxable years since its inception date, the Wells Fargo Advantage Emerging Markets Equity Fund (the "Focus Fund"), as successor to the Montgomery Emerging Markets Fund and Montgomery Emerging Markets Focus Fund, has been assessed approximately $590,000. The Fund filed an administrative appeal to this assessment in April 2003.

In 2003, the Focus Fund received a demand for half of the $590,000 to stay the imposition of additional penalties while the assessment was under appeal, and pursuant to an agreement reached that year, the Focus Fund made such payment. The Focus Fund made the determination to accrue the entire amount at issue as a tax expense. The Focus Fund has received favorable decisions from the Income Tax Appellate Tribunal ("ITAT") for the tax years in question. However, based upon discussions with counsel in India, it remains possible that the tax authority could successfully appeal the decisions with the High Court in India. As a result, the liability for foreign taxes will remain on the Focus Fund's Statement of Assets and Liabilities until the ultimate resolution is known.

Foreign taxes payable also reflects accrued India and Thailand capital gains tax on unrealized gains, if any, on Indian and Thai securities as required under GAAP.

               Wells Fargo Advantage International Stock Funds 73


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Asia Pacific Fund, Emerging Markets Equity Fund, International Core Fund, and International Equity Fund (collectively the "Funds"), four of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2008, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended for the Asia Pacific Fund and International Core Fund and for each of the years in the five year period then ended for the Emerging Markets Equity Fund and International Equity Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Asia Pacific Fund and International Core Fund for the years or period ended December 31, 2003 and prior were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their reports dated February 3, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                       /s/ KPMG LLP

Philadelphia, Pennsylvania
November 26, 2008

               74 Wells Fargo Advantage International Stock Funds


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended September 30, 2008:

                                   Capital Gain
FUND                                 Dividend
----                             ----------------
ASIA PACIFIC FUND                   $18,174,104
INTERNATIONAL CORE FUND                 391,638
INTERNATIONAL EQUITY FUND            81,131,917

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended September 30, 2008 as qualified dividend income (QDI):

FUND                                    QDI
----                             ----------------
ASIA PACIFIC FUND                   $ 8,865,545
EMERGING MARKET EQUITY FUND             469,503
INTERNATIONAL CORE FUND                 278,449
INTERNATIONAL EQUITY FUND            13,807,383

Pursuant to Section 871(k)(1)(C) of the Code, the Funds listed below designate the following amounts as interest-related dividends:

                                 Interest-Related
FUND                                 Dividends
----                             ----------------
EMERGING MARKET EQUITY FUND          $ 69,017
INTERNATIONAL CORE FUND                   737
INTERNATIONAL EQUITY FUND             420,238

Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                    Short-Term
                                   Capital Gains
FUND                                 Dividends
----                             ----------------
ASIA PACIFIC FUND                   $86,135,899
INTERNATIONAL CORE FUND                 193,120

               Wells Fargo Advantage International Stock Funds 75


Other Information (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended September 30, 2008. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

                                 FOREIGN SOURCE   CREDITABLE FOREIGN
FUND                                 INCOME*          TAXES PAID
----                             --------------   ------------------
ASIA PACIFIC FUND                  $12,721,686        $  672,760
EMERGING MARKET EQUITY FUND          5,983,706           469,503
INTERNATIONAL CORE FUND                291,229            27,241
INTERNATIONAL EQUITY FUND           19,551,069         1,925,612

* None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

               76 Wells Fargo Advantage International Stock Funds


                          Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                      Position Held and
Name and Age          Length of Service(2)       Principal Occupations During Past Five Years         Other Directorships
--------------------  -------------------------  ---------------------------------------------------  -------------------
Thomas S. Goho        Trustee, since 1987        Co-Director for the Calloway School of Stephens      None
66                                               University of Wake Forest University. Prior
                                                 thereto, the Thomas Goho Chair of Finance of Wake
                                                 Forest University, Calloway School of Business and
                                                 Accountancy, from 2006-2007 and Associate Professor
                                                 of Finance from 1999-2005.

Peter G. Gordon       Trustee, since 1998;       Chairman, CEO and Co-Founder of Crystal Geyser       None
66                    Chairman, since 2005       Water Company and President of Crystal Geyser
                      (Lead Trustee since 2001)  Roxane Water Company.

Judith M. Johnson     Trustee, since 2008        Retired. Prior thereto, Chief Executive Officer and  None
59                                               Chief Investment Officer of Minneapolis Retirement
                                                 Fund from 1996 to 2008.

Olivia S. Mitchell    Trustee, since 2006        Professor of Insurance and Risk Management, Wharton  None
55                                               School, University of Pennsylvania. Director of the
                                                 Boettner Center on Pensions and Retirement
                                                 Research. Research associate and board member, Penn
                                                 Aging Research Center. Research associate, National
                                                 Bureau of Economic Research.

Timothy J. Penny      Trustee, since 1996        President and CEO of Southern Minnesota Initiative   None
56                                               Foundation, a non-profit organization since 2007
                                                 and Senior Fellow at the Humphrey Institute Policy
                                                 Forum at the University of Minnesota since 1995.

Donald C. Willeke     Trustee, since 1996        Principal of the law firm of Willeke & Daniels.      None
68

INTERESTED TRUSTEE(3)

                      Position Held and
Name and Age          Length of Service(2)       Principal Occupations During Past Five Years         Other Directorships
--------------------  -------------------------  ---------------------------------------------------  -------------------
J. Tucker Morse       Trustee, since 1987        Private Investor/Real Estate Developer. Prior        None
63                                               thereto, Chairman of Whitepoint Capital, LLC until
                                                 2004.

               Wells Fargo Advantage International Stock Funds 77


                          Other Information (Unaudited)

OFFICERS

                      Position Held and
Name and Age          Length of Service(2)       Principal Occupations During Past Five Years         Other Directorships
--------------------  -------------------------  ---------------------------------------------------  -------------------
Karla M. Rabusch      President, since 2003      Executive Vice President of Wells Fargo Bank, N.A.   None
49                                               and President of Wells Fargo Funds Management, LLC
                                                 since 2003. Senior Vice President and Chief
                                                 Administrative Officer of Wells Fargo Funds
                                                 Management, LLC from 2001 to 2003.

C. David Messman      Secretary, since 2000;     Senior Vice President and Secretary of Wells Fargo   None
48                    Chief Legal Counsel,       Funds Management, LLC since 2001. Vice President
                      since 2003                 and Managing Senior Counsel of Wells Fargo Bank,
                                                 N.A. since 1996.

Stephen W. Leonhardt  Treasurer, since 2007      Vice President and Manager of Fund Accounting,       None
49                                               Reporting and Tax for Wells Fargo Funds Management,
                                                 LLC since 2007. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
                                                 Chief Operating Officer for UMB Fund Services, Inc.
                                                 from 2004 to 2005. Controller for Sungard
                                                 Transaction Networks from 2002 to 2004.

Debra Ann Early       Chief Compliance Officer,  Chief Compliance Officer of Wells Fargo Funds        None
44                    since 2007                 Management, LLC since 2007. Chief Compliance
                                                 Officer of Parnassus Investments from 2005 to 2007.
                                                 Chief Financial Officer of Parnassus Investments
                                                 from 2004 to 2007 and Senior Audit Manager of
                                                 PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of September 30, 2008, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

               78 Wells Fargo Advantage International Stock Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

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More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones"and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Lehman Brothers Bond Indexes, which are published by Lehman Brothers Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Lehman Brothers, and neither Dow Jones nor Lehman Brothers makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Lehman Brothers Bond Indexes. IN NO EVENT SHALL DOW JONES, LEHMAN BROTHERS OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC. All rights reserved.  |  www.wellsfargo.com/advantagefunds  |       113199 11-08
                                                                                                           AISLD/AR108 09-08

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

(REDUCE CLUTTER. SAVE TREES. LOGO)
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                                   (GRAPHIC)

Annual Report
September 30, 2008

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

-    WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

-    WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

-    WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

-    WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

-    WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

                                                     REDUCE CLUTTER. SAVE TREES.

                                              Sign up for electronic delivery of
                                         prospectuses and shareholder reports at
                                            www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Aggressive Allocation Fund ...............................................     6
Asset Allocation Fund ....................................................    10
Conservative Allocation Fund .............................................    14
Growth Balanced Fund .....................................................    18
Moderate Balanced Fund ...................................................    22
FUND EXPENSES ............................................................    26
PORTFOLIO OF INVESTMENTS
Aggressive Allocation Fund ...............................................    28
Asset Allocation Fund ....................................................    29
Conservative Allocation Fund .............................................    44
Growth Balanced Fund .....................................................    45
Moderate Balanced Fund ...................................................    46
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    48
Statements of Operations .................................................    50
Statements of Changes in Net Assets ......................................    52
Financial Highlights .....................................................    58
NOTES TO FINANCIAL STATEMENTS ............................................    62
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................    72
MASTER PORTFOLIOS
PORTFOLIO OF INVESTMENTS
C&B Large Cap Value Portfolio ............................................    73
Disciplined Growth Portfolio .............................................    77
Emerging Growth Portfolio ................................................    81
Equity Income Portfolio ..................................................    86
Equity Value Portfolio ...................................................    90
Index Portfolio ..........................................................    95
International Core Portfolio .............................................   109
International Growth Portfolio ...........................................   112
International Index Portfolio ............................................   115
International Value Portfolio ............................................   136
Large Cap Appreciation Portfolio .........................................   141
Large Company Growth Portfolio ...........................................   146
Small Cap Index Portfolio ................................................   149
Small Company Growth Portfolio ...........................................   165
Small Company Value Portfolio ............................................   170
Strategic Small Cap Value Portfolio ......................................   175
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................   186
Statements of Operations .................................................   190
Statements of Changes in Net Assets ......................................   194
Financial Highlights .....................................................   202
NOTES TO FINANCIAL STATEMENTS ............................................   204
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   212
OTHER INFORMATION ........................................................   213
LIST OF ABBREVIATIONS ....................................................   217

The views expressed are as of September 30, 2008, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ALLOCATION FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF OVER 120 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds, the Wells Fargo Advisor(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF SEPTEMBER 30, 2008.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund
Enterprise Fund
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio
WealthBuilder Equity Portfolio
WealthBuilder Growth Allocation Portfolio
WealthBuilder Growth Balanced Portfolio
WealthBuilder Moderate Balanced Portfolio
WealthBuilder Tactical Equity Portfolio
Target Today Fund(2)
Target 2010 Fund(2)
Target 2015 Fund(2)
Target 2020 Fund(2)
Target 2025 Fund(2)
Target 2030 Fund(2)
Target 2035 Fund(2)
Target 2040 Fund(2)
Target 2045 Fund(2)
Target 2050 Fund(2)

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1) The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2) The full name of this Fund series is the Wells Fargo Advantage Dow Jones Target Date Funds(SM).

(3) The Variable Trust Funds are generally available only through insurance company variable contracts.

NOT PART OF THE ANNUAL REPORT.

                    2 Wells Fargo Advantage Allocation Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE PERIOD WAS MARKED BY EXTREME VOLATILITY ACROSS THE FINANCIAL MARKETS AND PROVED TO BE A CHALLENGING TIME FOR INVESTORS.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Asset Allocation Funds for the 12-month period that ended September 30, 2008. The period was marked by extreme volatility across the financial markets and proved to be a challenging time for investors. While periods of volatility can present challenges, we believe that investors should remember the importance of maintaining a long-term investment strategy based on their individual goals and risk tolerance.

MARKET VOLATILITY SPIKED AMID A GLOBAL FINANCIAL CRISIS.

Volatility across the financial markets rose to record highs during the 12-month period. Dislocations that had first surfaced in the subprime mortgage market after years of credit excesses and lax lending standards spread across the financial system. This contagion resulted in a vicious circle of declining asset values that escalated the credit crunch into a global financial crisis.

As the period began, delinquencies and foreclosures in the housing market continued to accelerate, further boosting housing inventory levels and depressing home prices. Mounting loan losses among lenders and a decline in the value of the mortgage-backed securities tied to those loans hurt the capital ratios of the overleveraged institutions that held the securities. As the market for lower-quality securities dried up, financial institutions and other investors were forced to sell their most-liquid securities to maintain liquidity, required capital ratios, and, in some cases, solvency. This caused further deterioration in the value of these and other securities, which in turn caused further deterioration in the asset bases of financial institutions holding the securities.

RAPID STRUCTURAL CHANGES TRANSFORMED THE FINANCIAL LANDSCAPE.

By the end of the 12-month period, the financial landscape was in the midst of its most consequential changes since the 1930s. Fear reached extreme levels in March 2008, with the forced sale of failing investment bank Bear Stearns to JPMorgan Chase and again in September as the 12-month period concluded with one of the most tumultuous months that the financial markets have ever experienced. The failure of several of the nation's most well-known financial institutions led to a crisis of confidence that resulted in the global financial system becoming nearly frozen, with large financial institutions too fearful even to lend to one another.

In September alone, government-sponsored enterprises Fannie Mae and Freddie Mac were placed into government receivership, investment bank Lehman Brothers filed Chapter 11 bankruptcy, Merrill Lynch was hastily sold to Bank of America, the government effectively took over insurer American International Group, investment banks Goldman Sachs and Morgan Stanley converted into bank holding companies, and Washington Mutual was bought by JPMorgan Chase.

GOVERNMENT TOOK UNPRECEDENTED ACTIONS TO STABILIZE THE FINANCIAL SYSTEM.

Throughout the 12-month period, the Federal Reserve took repeated actions to stabilize the financial system. This included a rapid succession of cuts in the target federal funds rate from 4.75% to 2.00%; large injections of capital into the financial system; and the initiation of several nontraditional, nonmonetary facilities.

                    Wells Fargo Advantage Allocation Funds 3


Letter to Shareholders

In February 2008, Congress passed an economic stimulus bill featuring tax rebate checks for consumers. This helped boost spending through the early summer, but spending fell sharply in July and remained weak throughout the rest of the period. By the end of September, the Fed and the U.S. Treasury Department were struggling to push a rescue plan through Congress that would enable the Treasury to directly purchase mortgage securities from financial institutions.

ECONOMIC GROWTH WEAKENED, BUT INFLATION PRESSURES EASED.

Economic growth weakened during the 12-month period, leading to growing concerns of an economic recession. Amid this environment, consumer confidence slipped as personal income growth slowed and the unemployment rate rose to 6.1%.

On the positive side, the economic slowing helped ease the inflation fears that had grown due to surging gasoline and food prices. Headline inflation moderated as crude oil prices saw a rapid reversal in the final months of the period. This gave the Fed more leeway for interest-rate cuts without the immediate concern of higher inflation pressures. The U.S. dollar also reversed course from its multiyear weakening trend, showing significant strength against the euro during the latter half of the period.

EQUITY MARKETS EXPERIENCED EXTREME VOLATILITY.

The equity markets were turbulent throughout the period, with volatility rising to extreme levels in January and September 2008. The broad market, as measured by the S&P 500 Index, rose early in the period, closing at an all-time high in October 2007. The index then began an extended decline and ended the 12-month period down 22%, with the steepest declines occurring in January, down 6%, and September, down 9%. For the full period, the Dow Jones Industrial Average declined 20% and the NASDAQ Composite Index(1) fell 22%.

Despite an extremely difficult market and economic environment in the United States, the U.S. stock markets outperformed the international markets. International stocks, as measured by the MSCI EAFE Index,(2) declined 30% during the 12-month period. Emerging markets suffered even larger declines, with the MSCI Emerging Markets Index(3) down more than 33% for the period.

THE BROAD MARKET, AS MEASURED BY THE S&P 500 INDEX, ROSE EARLY IN THE PERIOD, CLOSING AT AN ALL-TIME HIGH IN OCTOBER 2007. THE INDEX THEN BEGAN AN EXTENDED DECLINE AND ENDED THE 12-MONTH PERIOD DOWN 22%, WITH THE STEEPEST DECLINES OCCURRING IN JANUARY, DOWN 6%, AND SEPTEMBER, DOWN 9%.

(1) The NASDAQ Composite Index measures the market value of all domestic and foreign common stocks, representing a wide array of more than 5,000 companies, listed on the NASDAQ Stock Market. You cannot invest directly in an index.

(2) The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index.

(3) The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

                    4 Wells Fargo Advantage Allocation Funds


                                                          Letter to Shareholders

HIGH-QUALITY FIXED-INCOME SECURITIES PROVIDED POSITIVE RETURNS WHILE OTHERS, PERCEIVED AS RISKIER, LOST VALUE.

Fixed-income markets had a challenging 12 months as the Fed aggressively shifted the interest rate environment sharply lower in response to distressed credit markets and a downturn in economic conditions. U.S. Treasuries and mortgage-backed securities generated positive returns for the period while corporate bonds, asset-backed securities, commercial mortgage-backed securities, and municipal bonds lost value. U.S. Treasuries represented the best-performing sector as investors repeatedly fled to higher-quality assets throughout the period.

Higher-quality fixed-income assets outperformed the lower-quality credit tiers over the 12-month period as investors shifted away from riskier securities and into higher-quality assets. As a whole, high-yield bonds lost value for the period. Investment strategies that favored higher-quality investments, particularly U.S. Treasuries, fared better during the 12-month period. Corporate bonds, structured products, and municipal bonds came under extraordinary pricing pressures, particularly during the credit crisis in the third quarter of 2008. The higher-rated securities in each of these asset classes performed better than their lower-rated counterparts.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                    6 Wells Fargo Advantage Allocation Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND (the Fund) seeks total return, consisting primarily of capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

MASTER PORTFOLIO SUBADVISERS
Artisan Partners Limited Partnership
Cadence Capital Management
Cooke & Bieler, L.P.
Galliard Capital Management, Inc.
LSV Asset Management
New Star Institutional Managers Limited
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION
December 2, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

AGGRESSIVE ALLOCATION FUND                      1 YEAR
--------------------------                     --------
Administrator Class                            (23.80)%
BENCHMARK
   Aggressive Allocation Composite Index(1)    (17.85)%
   S&P 500 Index(2)                            (21.98)%
   Lehman Brothers U.S. Aggregate Index(3)        3.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR SHARES ARE 1.00% AND 1.20%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(4)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

                WELLS FARGO ADVANTAGE
             AGGRESSIVE ALLOCATION FUND                   LEHMAN BROTHERS U.S.   AGGRESSIVE ALLOCATION
   DATE         - ADMINISTRATOR CLASS     S&P 500 INDEX   AGGREGATE BOND INDEX      COMPOSITE INDEX
----------   --------------------------   -------------   --------------------   ---------------------
 9/30/1998              10000                $10,000             $10,000                $10,000
10/31/1998              10744                $10,813              $9,947                $10,625
11/30/1998              11353                $11,468             $10,004                $11,137
12/31/1998              12001                $12,128             $10,034                $11,656
 1/31/1999              12341                $12,635             $10,105                $11,934
 2/28/1999              12001                $12,242              $9,929                $11,564
 3/31/1999              12371                $12,732              $9,984                $11,911
 4/30/1999              12770                $13,225             $10,016                $12,380
 5/31/1999              12585                $12,913              $9,928                $12,135
 6/30/1999              13130                $13,629              $9,896                $12,603
 7/31/1999              12906                $13,205              $9,854                $12,377
 8/31/1999              12789                $13,139              $9,849                $12,280
 9/30/1999              12546                $12,779              $9,963                $12,119
10/31/1999              13033                $13,588             $10,000                $12,663
11/30/1999              13363                $13,864              $9,999                $12,944
12/31/1999              13872                $14,680              $9,951                $13,622
 1/31/2000              13548                $13,943              $9,919                $13,138
 2/29/2000              13705                $13,679             $10,039                $13,270
 3/31/2000              14551                $15,016             $10,171                $14,070
 4/30/2000              14315                $14,565             $10,142                $13,654
 5/31/2000              14079                $14,266             $10,137                $13,384
 6/30/2000              14462                $14,618             $10,348                $13,743
 7/31/2000              14374                $14,390             $10,442                $13,540
 8/31/2000              14954                $15,283             $10,593                $14,240
 9/30/2000              14531                $14,477             $10,660                $13,748
10/31/2000              14629                $14,415             $10,730                $13,603
11/30/2000              14167                $13,280             $10,906                $12,759
12/31/2000              14576                $13,345             $11,108                $13,008
 1/31/2001              14791                $13,818             $11,290                $13,386
 2/28/2001              13897                $12,559             $11,388                $12,445
 3/31/2001              13219                $11,764             $11,445                $11,793
 4/30/2001              14267                $12,677             $11,398                $12,553
 5/31/2001              14298                $12,762             $11,467                $12,576
 6/30/2001              14010                $12,452             $11,510                $12,383
 7/31/2001              13897                $12,329             $11,767                $12,266
 8/31/2001              13373                $11,558             $11,902                $11,773
 9/30/2001              12355                $10,625             $12,041                $10,939
10/31/2001              12602                $10,827             $12,293                $11,208
11/30/2001              13517                $11,658             $12,123                $11,813
12/31/2001              13725                $11,760             $12,046                $11,937
 1/31/2002              13516                $11,588             $12,144                $11,775
 2/28/2002              13265                $11,365             $12,261                $11,643
 3/31/2002              13839                $11,792             $12,057                $12,033
 4/30/2002              13453                $11,078             $12,291                $11,673
 5/31/2002              13328                $10,996             $12,396                $11,607
 6/30/2002              12732                $10,213             $12,503                $11,012
 7/31/2002              11583                $ 9,417             $12,654                $10,278
 8/31/2002              11562                $ 9,479             $12,867                $10,343
 9/30/2002              10351                $ 8,450             $13,076                $ 9,514
10/31/2002              11134                $ 9,193             $13,016                $10,074
11/30/2002              11740                $ 9,733             $13,013                $10,555
12/31/2002              11057                $ 9,162             $13,281                $10,148
 1/31/2003              10728                $ 8,922             $13,293                $ 9,925
 2/28/2003              10495                $ 8,788             $13,477                $ 9,809
 3/31/2003              10569                $ 8,873             $13,466                $ 9,853
 4/30/2003              11375                $ 9,604             $13,577                $10,542
 5/31/2003              11937                $10,109             $13,831                $11,101
 6/30/2003              12117                $10,239             $13,803                $11,231
 7/31/2003              12541                $10,419             $13,339                $11,373
 8/31/2003              12742                $10,622             $13,428                $11,599
 9/30/2003              12562                $10,509             $13,783                $11,615
10/31/2003              13326                $11,104             $13,655                $12,162
11/30/2003              13453                $11,201             $13,687                $12,314
12/31/2003              14047                $11,788             $13,827                $12,841
 1/31/2004              14241                $12,005             $13,938                $13,073
 2/29/2004              14412                $12,171             $14,089                $13,256
 3/31/2004              14284                $11,988             $14,194                $13,182
 4/30/2004              14058                $11,800             $13,825                $12,887
 5/31/2004              14198                $11,962             $13,769                $13,008
 6/30/2004              14412                $12,194             $13,847                $13,246
 7/31/2004              13876                $11,790             $13,985                $12,874
 8/31/2004              13833                $11,838             $14,251                $12,959
 9/30/2004              14047                $11,966             $14,290                $13,148
10/31/2004              14219                $12,149             $14,410                $13,370
11/30/2004              14906                $12,640             $14,295                $13,886
12/31/2004              15341                $13,070             $14,426                $14,314
 1/31/2005              14929                $12,752             $14,517                $14,037
 2/28/2005              15244                $13,020             $14,431                $14,294
 3/31/2005              14972                $12,789             $14,357                $14,062
 4/30/2005              14571                $12,547             $14,552                $13,838
 5/31/2005              15027                $12,946             $14,709                $14,230
 6/30/2005              15113                $12,964             $14,789                $14,337
 7/31/2005              15754                $13,446             $14,655                $14,766
 8/31/2005              15635                $13,324             $14,842                $14,749
 9/30/2005              15819                $13,432             $14,690                $14,880
10/31/2005              15580                $13,208             $14,573                $14,613
11/30/2005              16134                $13,707             $14,638                $15,058
12/31/2005              16149                $13,712             $14,777                $15,175
 1/31/2006              16656                $14,075             $14,778                $15,647
 2/28/2006              16679                $14,113             $14,827                $15,673
 3/31/2006              16995                $14,288             $14,681                $15,892
 4/30/2006              17231                $14,480             $14,655                $16,097
 5/31/2006              16656                $14,064             $14,639                $15,663
 6/30/2006              16589                $14,082             $14,670                $15,689
 7/31/2006              16510                $14,169             $14,868                $15,745
 8/31/2006              16927                $14,506             $15,096                $16,109
 9/30/2006              17265                $14,879             $15,229                $16,386
10/31/2006              17851                $15,364             $15,329                $16,889
11/30/2006              18178                $15,656             $15,507                $17,233
12/31/2006              18413                $15,876             $15,417                $17,420
 1/31/2007              18738                $16,115             $15,411                $17,642
 2/28/2007              18437                $15,799             $15,648                $17,513
 3/31/2007              18653                $15,976             $15,648                $17,694
 4/30/2007              19375                $16,684             $15,733                $18,286
 5/31/2007              20000                $17,266             $15,613                $18,748
 6/30/2007              19795                $16,976             $15,566                $18,511
 7/31/2007              19327                $16,450             $15,695                $18,064
 8/31/2007              19543                $16,697             $15,889                $18,258
 9/30/2007              20336                $17,321             $16,009                $18,837
10/31/2007              20769                $17,597             $16,153                $19,190
11/30/2007              19819                $16,861             $16,444                $18,582
12/31/2007              19603                $16,744             $16,490                $18,465
 1/31/2008              18296                $15,740             $16,767                $17,564
 2/29/2008              17656                $15,229             $16,790                $17,214
 3/31/2008              17536                $15,163             $16,847                $17,147
 4/30/2008              18376                $15,901             $16,812                $17,822
 5/31/2008              18603                $16,107             $16,689                $18,052
 6/30/2008              17096                $14,749             $16,675                $16,850
 7/31/2008              16976                $14,625             $16,662                $16,726
 8/31/2008              17056                $14,837             $16,820                $16,865
 9/30/2008              15496                $13,515             $16,594                $15,475

----------
(1) The Aggressive Allocation Composite Index is weighted 20% in the Lehman Brothers U.S. Aggregate Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities), 20% in the Russell 1000(R) Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 20% in the S&P 500 Index, 20% in the Russell 1000(R) Growth (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 12% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 8% in the Russell 2000(R) Index (measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index). You cannot invest directly in an Index.

                    Wells Fargo Advantage Allocation Funds 7


Performance Highlights

                    WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a difficult period in which nearly all equity styles declined, the Fund underperformed its composite benchmark, the S&P 500 Index, and the Lehman Brothers U.S. Aggregate Index.

- Bonds significantly outperformed stocks during the period; thus, the Fund's emphasis on stocks detracted from performance.

- U.S. government bonds--particularly long-term Treasuries--produced positive gains.

NEARLY ALL EQUITY STYLES AND ASSET CLASSES HAD SIGNIFICANT DECLINES DURING THE PERIOD.

The Fund emphasized stocks throughout the entire 12-month period, which detracted from its performance as bonds significantly outperformed stocks for the period. Although U.S. economic growth was positive and corporate earnings continued to advance at a healthy pace (excluding the financial sector), investors were focused on the persistent problems of the housing industry and its negative impact on the financial sector. By the summer of 2008, the credit markets were tight for both consumers and businesses, which led to a reduction in economic growth. This led stocks to decline sharply in September and brought a rough end to a tumultuous 12 months. The period ended with several highly publicized bankruptcies and mergers of financial companies along with a proposed $700 billion rescue plan by the U.S. Treasury.

TEN LARGEST HOLDINGS(5)
(AS OF SEPTEMBER 30, 2008)
--------------------------
Exxon Mobil Corporation            1.77%
Microsoft Corporation              1.68%
Cisco Systems Incorporated         1.20%
Charles Schwab Corporation         1.14%
Medtronic Incorporated             1.11%
JPMorgan Chase & Company           1.11%
Goldman Sachs Group Incorporated   1.07%
US Treasury Bill                   0.97%
Bank of America Corporation        0.94%
Google Incorporated Class A        0.89%

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(3) The Lehman Brothers U.S. Aggregate Index includes bonds from the Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an Index.

(4) The chart compares the performance of the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND Administrator Class shares for the most recent ten years with the Aggressive Allocation Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

(5) The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                    8 Wells Fargo Advantage Allocation Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND (CONTINUED)

While many major corporate bond indices showed negative returns for the 12 months, U.S. government bonds--particularly long-term Treasuries--produced positive gains. The extreme turbulence in the financial sector produced a flight from assets that were perceived to be associated with risk to the relative safe haven of U.S. Treasuries. Investors' appetite for safety pushed yields on U.S. Treasury securities to unprecedented lows. Eventually, global financial authorities were forced to intervene in an attempt to divert a worsening financial crisis. In response to events throughout the period, the Fed aggressively reduced short-term interest rates from 4.5% to 2.0% by the end of the period.

THE TAA OVERLAY, WITH ITS TILT TOWARD EQUITIES FOR THE PERIOD, WAS A DETRACTOR FROM THE FUND'S PERFORMANCE AS STOCKS UNDERPERFORMED BONDS DURING THE REPORTING PERIOD.

NEUTRAL ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (80%)
Bonds    (20%)

EFFECTIVE ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (95%)
Bonds     (5%)

The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds change. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy's maximum equity overweighting, providing an effective target allocation of 95% stocks and 5% bonds. The Fund's neutral target allocation is 80% stocks and 20% bonds. (To implement the emphasis on stocks, the Fund employed a hedged futures overlay transaction by maintaining a long position in S&P 500 Index futures.)

THE TAA MODEL CONTINUES TO FAVOR STOCKS RELATIVE TO BONDS--EVEN MORE SO AFTER THEIR RELATIVE MOVES IN RECENT MONTHS.

Major commodity prices dropped during the final months of the reporting period, which could ease production costs for U.S. manufacturing companies. The price of oil declined by $40 per barrel, which may allow consumers to spend more on discretionary items and less on gas for their vehicles. Lastly, the U.S. dollar has recently rallied against currencies of other major developed countries; we view this as a sign of relative economic strength. We believe that these factors may benefit stocks going forward. As a result, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to historical norms.

(6) Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

                    Wells Fargo Advantage Allocation Funds 9


Performance Highlights

                    WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(7) (%) (AS OF SEPTEMBER 30, 2008)

                                                                                     Expense Ratio
                                                                                    ---------------
AGGRESSIVE ALLOCATION FUND                  6 Months*   1 Year   5 Year   10 Year   Gross(8)  Net(9)
--------------------------                  ---------   ------   ------   -------   -------   -----
Administrator Class (NWBEX)                  (11.64)    (23.80)   4.29      4.48      1.20%    1.00%
BENCHMARKS
   Aggressive Allocation Composite Index(1)   (9.75)    (17.85)   5.91      4.47
   S&P 500 Index(2)                          (10.87)    (21.98)   5.17      3.06
   Lehman Brothers U.S. Aggregate Index(3)    (1.50)      3.65    3.78      5.20

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.


(7) The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

(8) Reflects the gross expense ratio as stated in the February 1, 2008 prospectus.

(9) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                    10 Wells Fargo Advantage Allocation Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE
THE WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (the Fund) seeks long-term total return, consisting of capital appreciation and current income.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

FUND INCEPTION
November 13, 1986

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

ASSET ALLOCATION FUND                      1 YEAR
---------------------                      ------
Class A                                    (17.97)%
BENCHMARK
   Asset Allocation Composite Index(1)      (9.68)%
   S&P 500 Index(2)                        (21.98)%
   Lehman Brothers 20+ Treasury Index(3)    11.78%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.15% AND 1.26%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

             WELLS FARGO ASSET    WELLS FARGO ASSET
              ALLOCATION FUND      ALLOCATION FUND     LEHMAN BROTHERS 20+                   ASSET ALLOCATION
   DATE           CLASS A        ADMINISTRATOR CLASS   YEAR TREASURY INDEX   S&P 500 INDEX    COMPOSITE INDEX
----------   -----------------   -------------------   ------------------    -------------   ----------------
 9/30/1998          9426                10000                $10,000            $10,000           $10,000
10/31/1998          9981                10589                $ 9,830            $10,813           $10,420
11/30/1998         10473                11112                $ 9,921            $11,468           $10,837
12/31/1998         10942                11609                $ 9,898            $12,128           $11,201
 1/31/1999         11325                12015                $ 9,992            $12,635           $11,525
 2/28/1999         10917                11582                $ 9,458            $12,242           $11,063
 3/31/1999         11227                11911                $ 9,416            $12,732           $11,309
 4/30/1999         11552                12256                $ 9,424            $13,225           $11,576
 5/31/1999         11313                12002                $ 9,274            $12,913           $11,339
 6/30/1999         11630                12338                $ 9,160            $13,629           $11,660
 7/31/1999         11372                12065                $ 9,108            $13,205           $11,416
 8/31/1999         11308                11997                $ 9,065            $13,139           $11,360
 9/30/1999         11147                11826                $ 9,131            $12,779           $11,206
10/31/1999         11548                12251                $ 9,132            $13,588           $11,632
11/30/1999         11647                12357                $ 9,062            $13,864           $11,739
12/31/1999         11980                12711                $ 8,902            $14,680           $12,070
 1/31/2000         11728                12438                $ 9,057            $13,943           $11,790
 2/29/2000         11814                12529                $ 9,379            $13,679           $11,824
 3/31/2000         12669                13441                $ 9,730            $15,016           $12,695
 4/30/2000         12385                13140                $ 9,637            $14,565           $12,415
 5/31/2000         12177                12920                $ 9,589            $14,266           $12,238
 6/30/2000         12464                13223                $ 9,797            $14,618           $12,525
 7/31/2000         12418                13175                $ 9,991            $14,390           $12,507
 8/31/2000         12999                13791                $10,235            $15,283           $13,095
 9/30/2000         12479                13239                $10,060            $14,477           $12,590
10/31/2000         12510                13272                $10,228            $14,415           $12,642
11/30/2000         11977                12707                $10,575            $13,280           $12,216
12/31/2000         12099                12836                $10,822            $13,345           $12,366
 1/31/2001         12405                13160                $10,821            $13,818           $12,629
 2/28/2001         11593                12300                $11,012            $12,559           $12,027
 3/31/2001         11021                11694                $10,923            $11,764           $11,532
 4/30/2001         11551                12256                $10,580            $12,677           $11,924
 5/31/2001         11629                12332                $10,598            $12,762           $11,980
 6/30/2001         11458                12156                $10,708            $12,452           $11,855
 7/31/2001         11514                12216                $11,130            $12,329           $11,972
 8/31/2001         11105                11782                $11,398            $11,558           $11,638
 9/30/2001         10542                11178                $11,424            $10,625           $11,085
10/31/2001         10863                11524                $12,103            $10,827           $11,475
11/30/2001         11235                11918                $11,462            $11,658           $11,760
12/31/2001         11229                11912                $11,214            $11,760           $11,721
 1/31/2002         11144                11822                $11,371            $11,588           $11,684
 2/28/2002         11024                11695                $11,496            $11,365           $11,600
 3/31/2002         11161                11840                $10,965            $11,792           $11,647
 4/30/2002         10865                11532                $11,415            $11,078           $11,415
 5/31/2002         10810                11475                $11,416            $10,996           $11,365
 6/30/2002         10445                11087                $11,618            $10,213           $10,960
 7/31/2002          9910                10520                $11,986            $ 9,417           $10,586
 8/31/2002         10013                10636                $12,612            $ 9,479           $10,849
 9/30/2002          9151                 9715                $13,171            $ 8,450           $10,334
10/31/2002          9774                10382                $12,680            $ 9,193           $10,725
11/30/2002         10251                10888                $12,577            $ 9,733           $11,069
12/31/2002          9778                10386                $13,122            $ 9,162           $10,871
 1/31/2003          9550                10151                $13,081            $ 8,922           $10,687
 2/28/2003          9440                10034                $13,494            $ 8,788           $10,725
 3/31/2003          9499                10102                $13,269            $ 8,873           $10,716
 4/30/2003         10160                10803                $13,439            $ 9,604           $11,300
 5/31/2003         10678                11360                $14,300            $10,109           $11,947
 6/30/2003         10746                11427                $14,007            $10,239           $11,941
 7/31/2003         10721                11408                $12,564            $10,419           $11,575
 8/31/2003         10926                11625                $12,838            $10,622           $11,811
 9/30/2003         10893                11598                $13,543            $10,509           $11,996
10/31/2003         11354                12087                $13,125            $11,104           $12,254
11/30/2003         11435                12180                $13,201            $11,201           $12,347
12/31/2003         11944                12723                $13,358            $11,788           $12,794
 1/31/2004         12153                12946                $13,626            $12,005           $13,038
 2/29/2004         12312                13121                $13,922            $12,171           $13,260
 3/31/2004         12179                12981                $14,135            $11,988           $13,222
 4/30/2004         11892                12676                $13,252            $11,800           $12,767
 5/31/2004         12007                12805                $13,197            $11,962           $12,851
 6/30/2004         12204                13016                $13,325            $12,194           $13,050
 7/31/2004         11884                12675                $13,569            $11,790           $12,887
 8/31/2004         11986                12784                $14,131            $11,838           $13,131
 9/30/2004         12105                12912                $14,285            $11,966           $13,273
10/31/2004         12278                13104                $14,528            $12,149           $13,485
11/30/2004         12633                13488                $14,167            $12,640           $13,679
12/31/2004         13048                13934                $14,558            $13,070           $14,109
 1/31/2005         12863                13736                $15,071            $12,752           $14,101
 2/28/2005         13055                13948                $14,872            $13,020           $14,205
 3/31/2005         12832                13711                $14,771            $12,789           $14,016
 4/30/2005         12699                13569                $15,348            $12,547           $14,075
 5/31/2005         13098                14003                $15,818            $12,946           $14,516
 6/30/2005         13160                14071                $16,139            $12,964           $14,646
 7/31/2005         13488                14428                $15,655            $13,446           $14,797
 8/31/2005         13448                14385                $16,179            $13,324           $14,914
 9/30/2005         13439                14378                $15,600            $13,432           $14,773
10/31/2005         13184                14112                $15,260            $13,208           $14,496
11/30/2005         13614                14572                $15,365            $13,707           $14,865
12/31/2005         13674                14640                $15,808            $13,712           $15,039
 1/31/2006         13927                14918                $15,609            $14,075           $15,202
 2/28/2006         13995                14991                $15,799            $14,113           $15,301
 3/31/2006         14003                15001                $15,063            $14,288           $15,130
 4/30/2006         14072                15074                $14,643            $14,480           $15,083
 5/31/2006         13722                14707                $14,657            $14,064           $14,829
 6/30/2006         13753                14738                $14,797            $14,082           $14,897
 7/31/2006         13857                14856                $15,107            $14,169           $15,077
 8/31/2006         14195                15226                $15,588            $14,506           $15,484
 9/30/2006         14533                15589                $15,889            $14,879           $15,843
10/31/2006         14949                16035                $16,022            $15,364           $16,206
11/30/2006         15227                16340                $16,405            $15,656           $16,546
12/31/2006         15320                16444                $15,954            $15,876           $16,503
 1/31/2007         15469                16604                $15,781            $16,115           $16,581
 2/28/2007         15292                16421                $16,340            $15,799           $16,621
 3/31/2007         15361                16490                $16,054            $15,976           $16,617
 4/30/2007         15946                17125                $16,186            $16,684           $17,112
 5/31/2007         16339                17554                $15,838            $17,266           $17,323
 6/30/2007         16112                17314                $15,673            $16,976           $17,076
 7/31/2007         15990                17191                $16,167            $16,450           $16,972
 8/31/2007         16234                17453                $16,466            $16,697           $17,246
 9/30/2007         16688                17942                $16,517            $17,321           $17,637
10/31/2007         16934                18214                $16,772            $17,597           $17,912
11/30/2007         16573                17834                $17,671            $16,861           $17,842
12/31/2007         16440                17689                $17,574            $16,744           $17,725
 1/31/2008         15592                16778                $17,932            $15,740           $17,229
 2/29/2008         15110                16269                $17,902            $15,229           $16,877
 3/31/2008         15152                16315                $18,199            $15,163           $16,942
 4/30/2008         15667                16876                $17,776            $15,901           $17,277
 5/31/2008         15721                16934                $17,341            $16,107           $17,238
 6/30/2008         14654                15780                $17,762            $14,749           $16,531
 7/31/2008         14468                15589                $17,652            $14,625           $16,403
 8/31/2008         14708                15855                $18,213            $14,837           $16,750
 9/30/2008         13690                14762                $18,463            $13,515           $15,929

----------
(1) The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index. You cannot invest directly in an Index.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                   Wells Fargo Advantage Allocation Funds 11


Performance Highlights

                         WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a difficult period in which large cap stocks experienced significant declines, the Fund underperformed its composite benchmark and the Lehman Brothers 20+ Treasury Index; however, its diversified portfolio, which includes U.S. Treasury bonds, helped it to outperform the S&P 500 Index.

- Bonds significantly outperformed stocks during the period; thus, the Fund's emphasis on stocks detracted from performance.

- U.S. government bonds--particularly long-term Treasuries--produced positive gains.

- On July 18, 2008, the former WELLS FARGO ADVANTAGE BALANCED FUND was reorganized into the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND, and former shareholders of the Balanced Fund became shareholders of the Asset Allocation Fund.

LARGE CAP STOCKS HAD SIGNIFICANT DECLINES DURING THE PERIOD.

The Fund emphasized stocks throughout the entire 12-month period, which detracted from its performance as U.S. Treasury bonds significantly outperformed large cap stocks for the period. The portfolio's exposure to long-term U.S. Treasury bonds, however, somewhat offset the weak performance of its equity holdings. Although U.S. economic growth was positive and corporate earnings continued to advance at a healthy pace (excluding the financial sector), investors were focused on the persistent problems of the housing industry and its negative impact on the financial sector. By the summer of 2008, the credit markets were tight for both consumers and businesses, which led to a reduction in economic growth. This led stocks to decline sharply in September and brought a rough end to a tumultuous 12 months. The period ended with several highly publicized bankruptcies and mergers of financial companies along with a proposed $700 billion rescue plan by the U.S. Treasury.

While many major corporate bond indices showed negative returns for the 12 months, U.S. government bonds--particularly long-term Treasuries--produced

TEN LARGEST HOLDINGS(5)
(AS OF SEPTEMBER 30, 2008)
--------------------------
US Treasury Bond, 4.50%, 02/15/2036         6.58%
US Treasury Bond, 6.25%, 05/15/2030         5.03%
US Treasury Bond, 5.38%, 02/15/2031         4.55%
US Treasury Bond, 5.00%, 05/15/2037         4.20%
US Treasury Bond, 4.38%, 02/15/2038         4.06%
US Treasury Bond, 4.75%, 02/15/2037         4.00%
US Treasury Bond, 6.13%, 08/15/2029         2.97%
US Treasury Bond, 5.25%, 02/15/2029         2.87%
US Treasury Bond, 5.25%, 11/15/2028         2.80%
US Treasury Bond, 4.50%, 05/15/2038         2.79%

----------
(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an Index.

(4) The chart compares the performance of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND Class A and Administrator Class shares for the most recent ten years with the Asset Allocation Composite Index, the Lehman Brothers 20+ Treasury Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

(5) The ten largest holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

                    12 Wells Fargo Advantage Allocation Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (CONTINUED)

positive gains. The extreme turbulence in the financial sector produced a flight from assets that were perceived to be associated with risk to the relative safe haven of U.S. Treasuries. Investors' appetite for safety pushed yields on U.S. Treasury securities to unprecedented lows. Eventually, global financial authorities were forced to intervene in an attempt to divert a worsening financial crisis. In response to events throughout the period, the Fed aggressively reduced short-term interest rates from 4.5% to 2.0% by the end of the period.

THE TAA OVERLAY, WITH ITS TILT TOWARD EQUITIES FOR THE PERIOD, WAS A DETRACTOR FROM THE FUND'S PERFORMANCE AS STOCKS UNDERPERFORMED BONDS DURING THE REPORTING PERIOD.

SECTOR DISTRIBUTION(6)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Consumer Discretionary        (5%)
Consumer Staples              (8%)
Energy                        (9%)
Financials                   (10%)
Health Care                   (8%)
Industrials                   (7%)
Information Technology       (10%)
Materials                     (2%)
Telecommunication Services    (2%)
U.S. Treasury Securities     (37%)
Utilities                     (2%)

NEUTRAL ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (60%)
Bonds    (40%)

EFFECTIVE ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (85%)
Bonds    (15%)

The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds change. The Fund's stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Lehman Brothers 20+ Treasury Bond Index. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy's maximum equity overweighting, providing an effective target allocation of 85% stocks and 15% bonds. The Fund's neutral target allocation is 60% stocks and 40% bonds. (To implement the emphasis on stocks, the Fund employed a hedged futures overlay transaction by maintaining a long position in S&P 500 Index futures.)

THE TAA MODEL CONTINUES TO FAVOR STOCKS RELATIVE TO BONDS--EVEN MORE SO AFTER THEIR RELATIVE MOVES IN RECENT MONTHS.

Major commodity prices dropped during the final months of the reporting period, which could ease production costs for U.S. manufacturing companies. The price of oil declined by $40 per barrel, which may allow consumers to spend more on discretionary items and less on gas for their vehicles. Lastly, the U.S. dollar has recently rallied against currencies of other major developed countries; we view this as a sign of relative economic strength. We believe that these factors may benefit large company stocks going forward. As a result, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to historical norms.

----------
(6) Sector distribution and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution or portfolio allocations.

                   Wells Fargo Advantage Allocation Funds 13


Performance Highlights

                         WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(7) (%) (AS OF SEPTEMBER 30, 2008)

                                                 Including Sales Charge               Excluding Sales Charge          Expense Ratio
                                          -----------------------------------  -----------------------------------  ----------------
ASSET ALLOCATION FUND                     6 Months*   1 Year  5 Year  10 Year  6 Months*   1 Year  5 Year  10 Year  Gross(8)  Net(9)
---------------------                     ---------  -------  ------  -------  ---------  -------  ------  -------  --------  ------
Class A (SFAAX)                            (14.83)   (22.68)   3.44     3.19     (9.65)   (17.97)   4.68     3.80     1.26     1.15
Class B (SASBX)**                          (15.00)   (23.56)   3.55     3.26    (10.00)   (18.56)   3.90     3.26     2.01     1.90
Class C (WFALX)                            (10.96)   (19.56)   3.89     3.03     (9.96)   (18.56)   3.89     3.03     2.01     1.90
Administrator Class (WFAIX)                                                      (9.52)   (17.73)   4.94     3.97     1.08     0.90
BENCHMARKS
   Asset Allocation Composite Index(1)                                           (5.98)    (9.68)   5.85     4.77
   S&P 500 Index(2)                                                             (10.87)   (21.98)   5.17     3.06
   Lehman Brothers 20+ Treasury Index(3)                                          1.45     11.78    6.39     6.32

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(7) Administrator Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Administrator Class reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

(8) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(9) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                    14 Wells Fargo Advantage Allocation Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND (the Fund) seeks total return, consisting primarily of current income.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

MASTER PORTFOLIO SUBADVISERS
Artisan Partners Limited Partnership
Cadence Capital Management
Cooke & Bieler, L.P.
Galliard Capital Management, Inc.
LSV Asset Management
New Star Institutional Managers Limited
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION
April 30, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

CONSERVATIVE ALLOCATION FUND                    1-YEAR
----------------------------                    ------
Administrator Class                              (6.85)%
BENCHMARK
   Conservative Allocation Composite Index(1)    (1.81)%
   Lehman Brothers U.S. Aggregate Index(2)        3.65%
   S&P 500 Index(3)                             (21.98)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR SHARES ARE 0.85% AND 1.05%. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                 WELLS FARGO
                 CONSERVATIVE                                               CONSERVATIVE
              ALLOCATION FUND --                      LEHMAN BROTHERS        ALLOCATION
   DATE      ADMINISTRATOR CLASS   S&P 500 INDEX   AGGREGATE BOND INDEX   COMPOSITE INDEX
----------   -------------------   -------------   --------------------   ---------------
 9/30/1998          10000             $10,000             $10,000             $10,000
10/31/1998          10135             $10,813             $ 9,947             $10,143
11/30/1998          10331             $11,468             $10,004             $10,297
12/31/1998          10521             $12,128             $10,034             $10,443
 1/31/1999          10649             $12,635             $10,105             $10,553
 2/28/1999          10452             $12,242             $ 9,929             $10,382
 3/31/1999          10580             $12,732             $ 9,984             $10,504
 4/30/1999          10708             $13,225             $10,016             $10,633
 5/31/1999          10644             $12,913             $ 9,928             $10,542
 6/30/1999          10751             $13,629             $ 9,896             $10,637
 7/31/1999          10708             $13,205             $ 9,854             $10,578
 8/31/1999          10681             $13,139             $ 9,849             $10,563
 9/30/1999          10687             $12,779             $ 9,963             $10,604
10/31/1999          10804             $13,588             $10,000             $10,752
11/30/1999          10889             $13,864             $ 9,999             $10,818
12/31/1999          10988             $14,680             $ 9,951             $10,941
 1/31/2000          10943             $13,943             $ 9,919             $10,836
 2/29/2000          11097             $13,679             $10,039             $10,942
 3/31/2000          11389             $15,016             $10,171             $11,193
 4/30/2000          11309             $14,565             $10,142             $11,108
 5/31/2000          11252             $14,266             $10,137             $11,062
 6/30/2000          11475             $14,618             $10,348             $11,273
 7/31/2000          11544             $14,390             $10,442             $11,298
 8/31/2000          11761             $15,283             $10,593             $11,535
 9/30/2000          11704             $14,477             $10,660             $11,488
10/31/2000          11790             $14,415             $10,730             $11,509
11/30/2000          11870             $13,280             $10,906             $11,444
12/31/2000          12111             $13,345             $11,108             $11,633
 1/31/2001          12239             $13,818             $11,290             $11,844
 2/28/2001          12148             $12,559             $11,388             $11,700
 3/31/2001          12050             $11,764             $11,445             $11,597
 4/30/2001          12251             $12,677             $11,398             $11,773
 5/31/2001          12306             $12,762             $11,467             $11,830
 6/30/2001          12276             $12,452             $11,510             $11,816
 7/31/2001          12386             $12,329             $11,767             $11,939
 8/31/2001          12343             $11,558             $11,902             $11,896
 9/30/2001          12160             $10,625             $12,041             $11,782
10/31/2001          12355             $10,827             $12,293             $11,995
11/30/2001          12465             $11,658             $12,123             $12,079
12/31/2001          12510             $11,760             $12,046             $12,080
 1/31/2002          12496             $11,588             $12,144             $12,091
 2/28/2002          12496             $11,365             $12,261             $12,122
 3/31/2002          12516             $11,792             $12,057             $12,118
 4/30/2002          12542             $11,078             $12,291             $12,164
 5/31/2002          12555             $10,996             $12,396             $12,204
 6/30/2002          12470             $10,213             $12,503             $12,116
 7/31/2002          12241             $ 9,417             $12,654             $11,997
 8/31/2002          12294             $ 9,479             $12,867             $12,121
 9/30/2002          12052             $ 8,450             $13,076             $11,989
10/31/2002          12254             $ 9,193             $13,016             $12,144
11/30/2002          12431             $ 9,733             $13,013             $12,288
12/31/2002          12325             $ 9,162             $13,281             $12,307
 1/31/2003          12236             $ 8,922             $13,293             $12,248
 2/28/2003          12250             $ 8,788             $13,477             $12,301
 3/31/2003          12257             $ 8,873             $13,466             $12,315
 4/30/2003          12555             $ 9,604             $13,577             $12,584
 5/31/2003          12853             $10,109             $13,831             $12,871
 6/30/2003          12887             $10,239             $13,803             $12,903
 7/31/2003          12867             $10,419             $13,339             $12,725
 8/31/2003          12955             $10,622             $13,428             $12,834
 9/30/2003          13036             $10,509             $13,783             $13,017
10/31/2003          13213             $11,104             $13,655             $13,109
11/30/2003          13260             $11,201             $13,687             $13,166
12/31/2003          13472             $11,788             $13,827             $13,384
 1/31/2004          13578             $12,005             $13,938             $13,503
 2/29/2004          13683             $12,171             $14,089             $13,629
 3/31/2004          13711             $11,988             $14,194             $13,665
 4/30/2004          13500             $11,800             $13,825             $13,404
 5/31/2004          13507             $11,962             $13,769             $13,409
 6/30/2004          13585             $12,194             $13,847             $13,508
 7/31/2004          13507             $11,790             $13,985             $13,487
 8/31/2004          13585             $11,838             $14,251             $13,647
 9/30/2004          13655             $11,966             $14,290             $13,715
10/31/2004          13746             $12,149             $14,410             $13,836
11/30/2004          13872             $12,640             $14,295             $13,912
12/31/2004          14043             $13,070             $14,426             $14,088
 1/31/2005          13985             $12,752             $14,517             $14,068
 2/28/2005          14022             $13,020             $14,431             $14,092
 3/31/2005          13942             $12,789             $14,357             $14,005
 4/30/2005          13927             $12,547             $14,552             $14,055
 5/31/2005          14116             $12,946             $14,709             $14,242
 6/30/2005          14195             $12,964             $14,789             $14,313
 7/31/2005          14275             $13,446             $14,655             $14,357
 8/31/2005          14347             $13,324             $14,842             $14,459
 9/30/2005          14326             $13,432             $14,690             $14,419
10/31/2005          14224             $13,208             $14,573             $14,303
11/30/2005          14391             $13,707             $14,638             $14,455
12/31/2005          14475             $13,712             $14,777             $14,566
 1/31/2006          14597             $14,075             $14,778             $14,688
 2/28/2006          14628             $14,113             $14,827             $14,728
 3/31/2006          14643             $14,288             $14,681             $14,718
 4/30/2006          14689             $14,480             $14,655             $14,764
 5/31/2006          14574             $14,064             $14,639             $14,668
 6/30/2006          14582             $14,082             $14,670             $14,699
 7/31/2006          14674             $14,169             $14,868             $14,832
 8/31/2006          14903             $14,506             $15,096             $15,049
 9/30/2006          15063             $14,879             $15,229             $15,197
10/31/2006          15246             $15,364             $15,329             $15,379
11/30/2006          15421             $15,656             $15,507             $15,563
12/31/2006          15428             $15,876             $15,417             $15,572
 1/31/2007          15508             $16,115             $15,411             $15,633
 2/28/2007          15580             $15,799             $15,648             $15,743
 3/31/2007          15652             $15,976             $15,648             $15,800
 4/30/2007          15860             $16,684             $15,733             $15,989
 5/31/2007          15932             $17,266             $15,613             $16,045
 6/30/2007          15884             $16,976             $15,566             $15,988
 7/31/2007          15900             $16,450             $15,695             $15,979
 8/31/2007          16028             $16,697             $15,889             $16,147
 9/30/2007          16276             $17,321             $16,009             $16,362
10/31/2007          16444             $17,597             $16,153             $16,525
11/30/2007          16420             $16,861             $16,444             $16,581
12/31/2007          16346             $16,744             $16,490             $16,587
 1/31/2008          16209             $15,740             $16,767             $16,574
 2/29/2008          16047             $15,229             $16,790             $16,524
 3/31/2008          15911             $15,163             $16,847             $16,550
 4/30/2008          16064             $15,901             $16,812             $16,691
 5/31/2008          16073             $16,107             $16,689             $16,682
 6/30/2008          15732             $14,749             $16,675             $16,401
 7/31/2008          15612             $14,625             $16,662             $16,377
 8/31/2008          15681             $14,837             $16,820             $16,499
 9/30/2008          15160             $13,515             $16,594             $16,065

----------
(1) The Conservative Allocation Composite Index is weighted 55% in the Lehman Brothers U.S. Aggregate Index (includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities), 25% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index (an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from one up to but not including 12 months), 5% in the Russell 1000(R) Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 5% in the S&P 500 Index, 5% in the Russell 1000 Growth (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 3% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 2% in the Russell 2000(R) Index (measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. You cannot invest directly in an Index.

                    Wells Fargo Advantage Allocation Funds 15


Performance Highlights

                  WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a difficult period in which nearly all equity styles declined, the Fund underperformed its composite benchmark and the Lehman Brothers U.S. Aggregate Index; however, its relative weighting in bonds helped it to outperform the S&P 500 Index.

- Bonds significantly outperformed stocks during the period; thus, the Fund's emphasis on stocks detracted from performance.

- U.S. government bonds--particularly long-term Treasuries--produced positive gains.

NEARLY ALL EQUITY STYLES AND ASSET CLASSES HAD SIGNIFICANT DECLINES DURING THE PERIOD.

The Fund emphasized stocks throughout the entire 12-month period, which detracted from its performance as bonds significantly outperformed stocks for the period. Although U.S. economic growth was positive and corporate earnings continued to advance at a healthy pace (excluding the financial sector), investors were focused on the persistent problems of the housing industry and its negative impact on the financial sector. By the summer of 2008, the credit markets were tight for both consumers and businesses, which led to a reduction in economic growth. This led stocks to decline sharply in September and brought a rough end to a tumultuous 12 months. The period ended with several highly publicized bankruptcies and mergers of financial companies along with a proposed $700 billion rescue plan by the U.S. Treasury.

TEN LARGEST HOLDINGS(5)
(AS OF SEPTEMBER 30, 2008)

FNMA, 5.50%, 10/01/2034                          1.98%
FNMA, 4.50%, 10/01/2023                          1.65%
FMNA, 4.35%, 06/01/2034                          0.73%
FNMA, 6.50%, 10/01/2035                          0.66%
GNMA, 7.05%, 08/16/2042                          0.66%
US Treasury Bond, 4.38%, 02/15/2038              0.60%
FHLMC, 6.50%, 02/15/2024                         0.58%
US Treasury Bond, 3.38%, 04/15/2032              0.58%
FHLMC, 4.50%, 06/01/2019                         0.50%
Small Business Administration Series 2006-P10A
   Class 1                                       0.46%

----------
(2) The Lehman Brothers U.S. Aggregate Index includes bonds from the Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an Index.

(3) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(4) The chart compares the performance of the WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND Administrator Class shares for the most recent ten years with, the Conservative Allocation Composite Index, the Lehman Brothers Aggregate Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

(5) The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                    16 Wells Fargo Advantage Allocation Funds


Performance Highlights

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND (CONTINUED)

While many major corporate bond indices showed negative returns for the 12 months, U.S. government bonds--particularly long-term Treasuries--produced positive gains. The extreme turbulence in the financial sector produced a flight from assets that were perceived to be associated with risk to the relative safe haven of U.S. Treasuries. Investors' appetite for safety pushed yields on U.S. Treasury securities to unprecedented lows. Eventually, global financial authorities were forced to intervene in an attempt to divert a worsening financial crisis. In response to events throughout the period, the Fed aggressively reduced short-term interest rates from 4.5% to 2.0% by the end of the period.

THE TAA OVERLAY, WITH ITS TILT TOWARD EQUITIES FOR THE PERIOD, WAS A DETRACTOR FROM THE FUND'S PERFORMANCE AS STOCKS UNDERPERFORMED BONDS DURING THE REPORTING PERIOD.

The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds change. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy's maximum equity overweighting, providing an effective target allocation of 25% stocks and 75% bonds. The Fund's neutral target allocation is 20% stocks and 80% bonds. (To implement the emphasis on stocks, the Fund employed a hedged futures overlay transaction by maintaining a long position in S&P 500 Index futures.)

THE TAA MODEL CONTINUES TO FAVOR STOCKS RELATIVE TO BONDS--EVEN MORE SO AFTER THEIR RELATIVE MOVES IN RECENT MONTHS.

Major commodity prices dropped during the final months of the reporting period, which could ease production costs for U.S. manufacturing companies. The price of oil declined by $40 per barrel, which may allow consumers to spend more on discretionary items and less on gas for their vehicles. Lastly, the U.S. dollar has recently rallied against currencies of other major developed countries; we view this as a sign of relative economic strength. We believe that these factors may benefit stocks going forward. As a result, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to historical norms.

NEUTRAL ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (20%)
Bonds    (80%)

EFFECTIVE ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (25%)
Bonds    (75%)

----------
(6) Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

                    Wells Fargo Advantage Allocation Funds 17


Performance Highlights

                  WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(7) (%) (AS OF SEPTEMBER 30, 2008)

                                                                                          Expense Ratio
                                                                                        -----------------
CONSERVATIVE ALLOCATION FUND                    6 Months*   1 Year   5 Year   10 Year   Gross(8)   Net(9)
----------------------------                    ---------   ------   ------   -------   --------   ------
Administrator Class (NVCBX)                       (4.72)     (6.85)   3.06      4.25      1.05      0.85
BENCHMARKS
   Conservative Allocation Composite Index(1)     (2.93)     (1.81)   4.30      4.86
   Lehman Brothers U.S. Aggregate Index(2)        (1.50)      3.65    3.78      5.20
   S&P 500 Index(3)                              (10.87)    (21.98)   5.17      3.06

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(7) The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

(8) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(9) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                    18 Wells Fargo Advantage Allocation Funds

Performance Highlights

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE GROWTH BALANCED FUND (the Fund) seeks total return, consisting of capital appreciation and current income.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

MASTER PORTFOLIO
SUBADVISERS
Artisan Partners Limited Partnership
Cadence Capital Management
Cooke & Bieler, L.P.
Galliard Capital Management, Inc.
LSV Asset Management
New Star Institutional Managers Limited
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION
April 30, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

GROWTH BALANCED FUND                          1 YEAR
--------------------                         -------
Class A                                      (20.42)%
BENCHMARK
   Growth Balanced Composite Index(1)        (14.06)%
   S&P 500 Index(2)                          (21.98)%
   Lehman Brothers U.S. Aggregate Index(3)      3.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.20% AND 1.31%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

             WELLS FARGO GROWTH   WELLS FARGO GROWTH                    LEHMAN BROTHERS
                BALANCED FUND        BALANCED FUND                       AGGREGATE BOND   GROWTH BALANCED
   DATE          CLASS A          ADMINISTRATOR CLASS   S&P 500 INDEX       INDEX         COMPOSITE INDEX
----------   ------------------   -------------------   -------------   ---------------   ---------------
 9/30/1998           9425                10000             $10,000           $10,000          $10,000
10/31/1998           9982                10590             $10,813           $ 9,947          $10,498
11/30/1998          10503                11146             $11,468           $10,004          $10,920
12/31/1998          11007                11686             $12,128           $10,034          $11,340
 1/31/1999          11285                11984             $12,635           $10,105          $11,575
 2/28/1999          10983                11666             $12,242           $ 9,929          $11,245
 3/31/1999          11258                11956             $12,732           $ 9,984          $11,531
 4/30/1999          11546                12266             $13,225           $10,016          $11,907
 5/31/1999          11397                12113             $12,913           $ 9,928          $11,695
 6/30/1999          11807                12548             $13,629           $ 9,896          $12,055
 7/31/1999          11633                12363             $13,205           $ 9,854          $11,870
 8/31/1999          11539                12269             $13,139           $ 9,849          $11,794
 9/30/1999          11365                12085             $12,779           $ 9,963          $11,694
10/31/1999          11734                12481             $13,588           $10,000          $12,128
11/30/1999          11995                12759             $13,864           $ 9,999          $12,346
12/31/1999          12341                13133             $14,680           $ 9,951          $12,861
 1/31/2000          12139                12917             $13,943           $ 9,919          $12,482
 2/29/2000          12311                13103             $13,679           $10,039          $12,612
 3/31/2000          12950                13784             $15,016           $10,171          $13,260
 4/30/2000          12767                13594             $14,565           $10,142          $12,935
 5/31/2000          12595                13412             $14,266           $10,137          $12,726
 6/30/2000          12912                13754             $14,618           $10,348          $13,053
 7/31/2000          12897                13737             $14,390           $10,442          $12,919
 8/31/2000          13345                14220             $15,283           $10,593          $13,496
 9/30/2000          13054                13915             $14,477           $10,660          $13,133
10/31/2000          13151                14017             $14,415           $10,730          $13,037
11/30/2000          12927                13780             $13,280           $10,906          $12,420
12/31/2000          13278                14159             $13,345           $11,108          $12,660
 1/31/2001          13456                14348             $13,818           $11,290          $12,997
 2/28/2001          12830                13685             $12,559           $11,388          $12,277
 3/31/2001          12342                13165             $11,764           $11,445          $11,766
 4/30/2001          13133                14012             $12,677           $11,398          $12,372
 5/31/2001          13173                14063             $12,762           $11,467          $12,404
 6/30/2001          12963                13837             $12,452           $11,510          $12,259
 7/31/2001          12911                13786             $12,329           $11,767          $12,216
 8/31/2001          12552                13404             $11,558           $11,902          $11,843
 9/30/2001          11777                12580             $10,625           $12,041          $11,188
10/31/2001          12003                12824             $10,827           $12,293          $11,455
11/30/2001          12701                13570             $11,658           $12,123          $11,928
12/31/2001          12860                13743             $11,760           $12,046          $12,016
 1/31/2002          12704                13573             $11,588           $12,144          $11,901
 2/28/2002          12514                13375             $11,365           $12,261          $11,814
 3/31/2002          12936                13830             $11,792           $12,057          $12,099
 4/30/2002          12670                13549             $11,078           $12,291          $11,849
 5/31/2002          12586                13462             $10,996           $12,396          $11,813
 6/30/2002          12146                12992             $10,213           $12,503          $11,341
 7/31/2002          11235                12019             $ 9,417           $12,654          $10,752
 8/31/2002          11218                12005             $ 9,479           $12,867          $10,841
 9/30/2002          10247                10964             $ 8,450           $13,076          $10,169
10/31/2002          10855                11622             $ 9,193           $13,016          $10,646
11/30/2002          11370                12174             $ 9,733           $13,013          $11,059
12/31/2002          10813                11579             $ 9,162           $13,281          $10,755
 1/31/2003          10539                11288             $ 8,922           $13,293          $10,564
 2/28/2003          10355                11091             $ 8,788           $13,477          $10,492
 3/31/2003          10410                11155             $ 8,873           $13,466          $10,528
 4/30/2003          11092                11890             $ 9,604           $13,577          $11,142
 5/31/2003          11576                12408             $10,109           $13,831          $11,661
 6/30/2003          11726                12571             $10,239           $13,803          $11,768
 7/31/2003          12069                12941             $10,419           $13,339          $11,815
 8/31/2003          12240                13129             $10,622           $13,428          $12,021
 9/30/2003          12116                12995             $10,509           $13,783          $12,093
10/31/2003          12729                13657             $11,104           $13,655          $12,535
11/30/2003          12836                13775             $11,201           $13,687          $12,668
12/31/2003          13325                14305             $11,788           $13,827          $13,133
 1/31/2004          13487                14482             $12,005           $13,938          $13,345
 2/29/2004          13631                14638             $12,171           $14,089          $13,524
 3/31/2004          13544                14548             $11,988           $14,194          $13,482
 4/30/2004          13317                14305             $11,800           $13,825          $13,171
 5/31/2004          13417                14421             $11,962           $13,769          $13,262
 6/30/2004          13592                14613             $12,194           $13,847          $13,472
 7/31/2004          13177                14169             $11,790           $13,985          $13,191
 8/31/2004          13164                14154             $11,838           $14,251          $13,308
 9/30/2004          13330                14336             $11,966           $14,290          $13,473
10/31/2004          13478                14497             $12,149           $14,410          $13,679
11/30/2004          14011                15072             $12,640           $14,295          $14,087
12/31/2004          14366                15460             $13,070           $14,426          $14,464
 1/31/2005          14041                15114             $12,752           $14,517          $14,254
 2/28/2005          14282                15377             $13,020           $14,431          $14,450
 3/31/2005          14059                15140             $12,789           $14,357          $14,245
 4/30/2005          13765                14824             $12,547           $14,552          $14,098
 5/31/2005          14130                15222             $12,946           $14,709          $14,451
 6/30/2005          14215                15315             $12,964           $14,789          $14,553
 7/31/2005          14696                15837             $13,446           $14,655          $14,882
 8/31/2005          14625                15765             $13,324           $14,842          $14,904
 9/30/2005          14740                15894             $13,432           $14,690          $14,983
10/31/2005          14540                15682             $13,208           $14,573          $14,743
11/30/2005          14981                16157             $13,707           $14,638          $15,119
12/31/2005          15016                16200             $13,712           $14,777          $15,242
 1/31/2006          15406                16623             $14,075           $14,778          $15,628
 2/28/2006          15421                16645             $14,113           $14,827          $15,658
 3/31/2006          15649                16895             $14,288           $14,681          $15,807
 4/30/2006          15835                17095             $14,480           $14,655          $15,967
 5/31/2006          15383                16612             $14,064           $14,639          $15,614
 6/30/2006          15330                16562             $14,082           $14,670          $15,642
 7/31/2006          15302                16534             $14,169           $14,868          $15,727
 8/31/2006          15654                16917             $14,506           $15,096          $16,067
 9/30/2006          15939                17229             $14,879           $15,229          $16,319
10/31/2006          16401                17729             $15,364           $15,329          $16,746
11/30/2006          16672                18024             $15,656           $15,507          $17,059
12/31/2006          16841                18214             $15,876           $15,417          $17,191
 1/31/2007          17085                18484             $16,115           $15,411          $17,368
 2/28/2007          16882                18268             $15,799           $15,648          $17,314
 3/31/2007          17055                18460             $15,976           $15,648          $17,460
 4/30/2007          17614                19065             $16,684           $15,733          $17,953
 5/31/2007          18072                19563             $17,266           $15,613          $18,295
 6/30/2007          17915                19395             $16,976           $15,566          $18,097
 7/31/2007          17604                19059             $16,450           $15,695          $17,771
 8/31/2007          17787                19269             $16,697           $15,889          $17,966
 9/30/2007          18418                19959             $17,321           $16,009          $18,455
10/31/2007          18754                20324             $17,597           $16,153          $18,767
11/30/2007          18077                19599             $16,861           $16,444          $18,347
12/31/2007          17906                19409             $16,744           $16,490          $18,263
 1/31/2008          16951                18384             $15,740           $16,767          $17,596
 2/29/2008          16454                17844             $15,229           $16,790          $17,316
 3/31/2008          16339                17727             $15,163           $16,847          $17,272
 4/30/2008          16986                18431             $15,901           $16,812          $17,818
 5/31/2008          17157                18616             $16,107           $16,689          $17,980
 6/30/2008          15973                17338             $14,749           $16,675          $17,005
 7/31/2008          15859                17215             $14,625           $16,662          $16,901
 8/31/2008          15928                17297             $14,837           $16,820          $17,045
 9/30/2008          14658                15916             $13,515           $16,594          $15,860

----------
(1) The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers Aggregate Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities), 16.25% in the Russell 1000(R) Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 16.25% in the S&P 500 Index, 16.25% in the Russell 1000(R) Growth (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 9.75% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia, and the Far East), and 6.50% in the Russell 2000(R) Index (measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index). You cannot invest directly in an Index.

                   Wells Fargo Advantage Allocation Funds 19


Performance Highlights

                          WELLS FARGO ADVANTAGE GROWTH BALANCED FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a difficult period in which nearly all equity styles declined, the Fund underperformed its composite benchmark and the Lehman Brothers U.S. Aggregate Index; however, its diversified portfolio of stocks and bonds helped it to outperform the S&P 500 Index.

- Bonds significantly outperformed stocks during the period; thus, the Fund's emphasis on stocks detracted from performance.

- U.S. government bonds--particularly long-term Treasuries--produced positive gains.

NEARLY ALL EQUITY STYLES AND ASSET CLASSES HAD SIGNIFICANT DECLINES DURING THE PERIOD.

The Fund emphasized stocks throughout the entire 12-month period, which detracted from its performance as bonds significantly outperformed stocks for the period. Although U.S. economic growth was positive and corporate earnings continued to advance at a healthy pace (excluding the financial sector), investors were focused on the persistent problems of the housing industry and its negative impact on the financial sector. By the summer of 2008, the credit markets were tight for both consumers and businesses, which led to a reduction in economic growth. This led stocks to decline sharply in September and brought a rough end to a tumultuous 12 months. The period ended with several highly publicized bankruptcies and mergers of financial companies along with a proposed $700 billion rescue plan by the U.S. Treasury.

TEN LARGEST HOLDINGS(5)
(AS OF SEPTEMBER 30, 2008)

Exxon Mobil Corporation            1.43%
Microsoft Corporation              1.36%
FNMA, 5.50%, 10/01/2034            1.24%
FNMA, 4.50%, 10/01/2023            1.03%
Cisco Systems Incorporated         0.97%
Charles Schwab Corporation         0.92%
Medtronic Incorporated             0.90%
JPMorgan Chase & Company           0.90%
Goldman Sachs Group Incorporated   0.86%
Bank of America Corporation        0.76%

----------
(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(3) The Lehman Brothers U.S. Aggregate Index includes bonds from the Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an Index.

(4) The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH BALANCED FUND Class A and Administrator Class shares for the most recent ten years with the Growth Balanced Composite Index, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

(5) The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                    20 Wells Fargo Advantage Allocation Funds

                                                          Performance Highlights

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND (CONTINUED)

While many major corporate bond indices showed negative returns for the 12 months, U.S. government bonds--particularly long-term Treasuries--produced positive gains. The extreme turbulence in the financial sector produced a flight from assets that were perceived to be associated with risk to the relative safe haven of U.S. Treasuries. Investors' appetite for safety pushed yields on U.S. Treasury securities to unprecedented lows. Eventually, global financial authorities were forced to intervene in an attempt to divert a worsening financial crisis. In response to events throughout the period, the Fed aggressively reduced short-term interest rates from 4.5% to 2.0% by the end of the period.

THE TAA OVERLAY, WITH ITS TILT TOWARD EQUITIES FOR THE PERIOD, WAS A DETRACTOR FROM THE FUND'S PERFORMANCE AS STOCKS UNDERPERFORMED BONDS DURING THE REPORTING PERIOD.

NEUTRAL ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks         (65%)
Bonds          (35%)

EFFECTIVE ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks         (80%)
Bonds          (20%)

The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds change. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy's maximum equity overweighting, providing an effective target allocation of 80% stocks and 20% bonds. The Fund's neutral target allocation is 65% stocks and 35% bonds. (To implement the emphasis on stocks, the Fund employed a hedged futures overlay transaction by maintaining a long position in S&P 500 Index futures.)

THE TAA MODEL CONTINUES TO FAVOR STOCKS RELATIVE TO BONDS--EVEN MORE SO AFTER THEIR RELATIVE MOVES IN RECENT MONTHS.

Major commodity prices dropped during the final months of the reporting period, which could ease production costs for U.S. manufacturing companies. The price of oil declined by $40 per barrel, which may allow consumers to spend more on discretionary items and less on gas for their vehicles. Lastly, the U.S. dollar has recently rallied against currencies of other major developed countries; we view this as a sign of relative economic strength. We believe that these factors may benefit stocks going forward. As a result, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to historical norms.

----------
(6) Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

                   Wells Fargo Advantage Allocation Funds 21


Performance Highlights

                          WELLS FARGO ADVANTAGE GROWTH BALANCED FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF SEPTEMBER 30, 2008)

                                 Including Sales Charge                Excluding Sales Charge          Expense Ratio
                           -----------------------------------  -----------------------------------  ----------------
GROWTH BALANCED FUND       6 Months*   1 Year  5 Year  10 Year  6 Months*   1 Year  5 Year  10 Year  Gross(8)  Net(9)
--------------------       ---------  -------  ------  -------  ---------  -------  ------  -------  --------  ------
Class A (WFGBX)             (15.45)   (24.99)   2.66     3.90    (10.29)   (20.42)    3.88    4.52     1.31     1.20
Class B (NVGRX)**           (15.67)   (26.02)   2.74     3.97    (10.67)   (21.02)    3.09    3.97     2.06     1.95
Class C (WFGWX)             (11.64)   (22.02)   3.11     3.76    (10.64)   (21.02)    3.11    3.76     2.06     1.95
Administrator Class
  (NVGBX)                                                        (10.22)   (20.25)    4.14    4.76     1.13     0.95
BENCHMARKS
Growth Balanced Composite
   Index(1)                                                       (8.17)   (14.06)   5.58     4.72
   S&P 500 Index(2)                                              (10.87)   (21.98)   5.17     3.06
   Lehman Brothers U.S. Aggregate Index(3)                        (1.50)     3.65    3.78     5.20

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(7) The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. Class A shares incepted on October 14, 1998. Class B and Class C shares incepted on October 1, 1998. Performance shown prior to the inception of Class A, Class B, and Class C reflects the performance of the Administrator Class shares, adjusted to reflect the Class A, Class B, and Class C sales charges and expenses, as applicable.

(8) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(9) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                    22 Wells Fargo Advantage Allocation Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE MODERATE BALANCED FUND (the Fund) seeks total return, consisting of current income and capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

MASTER PORTFOLIO
SUBADVISERS
Artisan Partners Limited Partnership
Cadence Capital Management
Cooke & Bieler, L.P.
Galliard Capital Management, Inc
LSV Asset Management.
New Star Institutional Managers Limited
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Galen G. Blomster, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas
Andrew Owen, CFA

FUND INCEPTION
April 30, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

MODERATE BALANCED FUND                    1 YEAR
----------------------                    ------
Class A                                   (13.39)%
BENCHMARK
Moderate Balanced Composite Index(1)       (7.37)%
S&P 500 Index(2)                          (21.98)%
Lehman Brothers U.S. Aggregate Index(3)     3.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.15% AND 1.28%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                                     WELLS FARGO MODERATE
              WELLS FARGO MODERATE      BALANCED FUND                       LEHMAN BROTHERS AGGREGATE   MODERATE BALANCED
   DATE      BALANCED FUND CLASS A    ADMINISTRATOR CLASS   S&P 500 Index           BOND INDEX           COMPOSITE INDEX
----------   ---------------------   --------------------   -------------   -------------------------   -----------------
 9/30/1998            9425                   10000             $10,000               $10,000                 $10,000
10/31/1998            9729                   10325             $10,813               $ 9,947                 $10,302
11/30/1998           10049                   10667             $11,468               $10,004                 $10,572
12/31/1998           10379                   11019             $12,128               $10,034                 $10,836
 1/31/1999           10575                   11229             $12,635               $10,105                 $10,999
 2/28/1999           10335                   10977             $12,242               $ 9,929                 $10,763
 3/31/1999           10527                   11183             $12,732               $ 9,984                 $10,955
 4/30/1999           10727                   11398             $13,225               $10,016                 $11,189
 5/31/1999           10624                   11290             $12,913               $ 9,928                 $11,048
 6/30/1999           10846                   11529             $13,629               $ 9,896                 $11,256
 7/31/1999           10751                   11431             $13,205               $ 9,854                 $11,145
 8/31/1999           10700                   11379             $13,139               $ 9,849                 $11,105
 9/30/1999           10632                   11309             $12,779               $ 9,963                 $11,087
10/31/1999           10841                   11533             $13,588               $10,000                 $11,355
11/30/1999           10993                   11697             $13,864               $ 9,999                 $11,486
12/31/1999           11184                   11904             $14,680               $ 9,951                 $11,772
 1/31/2000           11076                   11791             $13,943               $ 9,919                 $11,556
 2/29/2000           11232                   11960             $13,679               $10,039                 $11,671
 3/31/2000           11651                   12408             $15,016               $10,171                 $12,085
 4/30/2000           11534                   12286             $14,565               $10,142                 $11,903
 5/31/2000           11436                   12184             $14,266               $10,137                 $11,792
 6/30/2000           11687                   12454             $14,618               $10,348                 $12,049
 7/31/2000           11723                   12495             $14,390               $10,442                 $12,008
 8/31/2000           12017                   12811             $15,283               $10,593                 $12,385
 9/30/2000           11876                   12663             $14,477               $10,660                 $12,210
10/31/2000           11964                   12760             $14,415               $10,730                 $12,182
11/30/2000           11938                   12735             $13,280               $10,906                 $11,886
12/31/2000           12218                   13036             $13,345               $11,108                 $12,096
 1/31/2001           12351                   13181             $13,818               $11,290                 $12,361
 2/28/2001           12046                   12858             $12,559               $11,388                 $11,972
 3/31/2001           11793                   12591             $11,764               $11,445                 $11,692
 4/30/2001           12245                   13075             $12,677               $11,398                 $12,059
 5/31/2001           12294                   13131             $12,762               $11,467                 $12,106
 6/30/2001           12182                   13014             $12,452               $11,510                 $12,035
 7/31/2001           12221                   13059             $12,329               $11,767                 $12,084
 8/31/2001           12042                   12869             $11,558               $11,902                 $11,894
 9/30/2001           11612                   12413             $10,625               $12,041                 $11,538
10/31/2001           11807                   12624             $10,827               $12,293                 $11,774
11/30/2001           12180                   13025             $11,658               $12,123                 $12,039
12/31/2001           12275                   13129             $11,760               $12,046                 $12,079
 1/31/2002           12194                   13046             $11,588               $12,144                 $12,033
 2/28/2002           12102                   12950             $11,365               $12,261                 $12,011
 3/31/2002           12306                   13171             $11,792               $12,057                 $12,139
 4/30/2002           12203                   13064             $11,078               $12,291                 $12,051
 5/31/2002           12173                   13034             $10,996               $12,396                 $12,057
 6/30/2002           11936                   12783             $10,213               $12,503                 $11,793
 7/31/2002           11409                   12222             $ 9,417               $12,654                 $11,456
 8/31/2002           11418                   12234             $ 9,479               $12,867                 $11,562
 9/30/2002           10847                   11625             $ 8,450               $13,076                 $11,171
10/31/2002           11257                   12067             $ 9,193               $13,016                 $11,485
11/30/2002           11584                   12419             $ 9,733               $13,013                 $11,759
12/31/2002           11268                   12083             $ 9,162               $13,281                 $11,624
 1/31/2003           11091                   11896             $ 8,922               $13,293                 $11,501
 2/28/2003           11002                   11803             $ 8,788               $13,477                 $11,492
 3/31/2003           11029                   11834             $ 8,873               $13,466                 $11,517
 4/30/2003           11502                   12344             $ 9,604               $13,577                 $11,955
 5/31/2003           11871                   12743             $10,109               $13,831                 $12,351
 6/30/2003           11962                   12843             $10,239               $13,803                 $12,419
 7/31/2003           12127                   13023             $10,419               $13,339                 $12,351
 8/31/2003           12252                   13160             $10,622               $13,428                 $12,504
 9/30/2003           12227                   13135             $10,509               $13,783                 $12,634
10/31/2003           12601                   13540             $11,104               $13,655                 $12,889
11/30/2003           12674                   13621             $11,201               $13,687                 $12,981
12/31/2003           13000                   13975             $11,788               $13,827                 $13,311
 1/31/2004           13124                   14111             $12,005               $13,938                 $13,471
 2/29/2004           13245                   14241             $12,171               $14,089                 $13,620
 3/31/2004           13215                   14215             $11,988               $14,194                 $13,620
 4/30/2004           13010                   13995             $11,800               $13,825                 $13,340
 5/31/2004           13058                   14053             $11,962               $13,769                 $13,384
 6/30/2004           13178                   14183             $12,194               $13,847                 $13,533
 7/31/2004           12944                   13937             $11,790               $13,985                 $13,394
 8/31/2004           12980                   13969             $11,838               $14,251                 $13,533
 9/30/2004           13082                   14092             $11,966               $14,290                 $13,644
10/31/2004           13197                   14215             $12,149               $14,410                 $13,803
11/30/2004           13504                   14545             $12,640               $14,295                 $14,029
12/31/2004           13743                   14812             $13,070               $14,426                 $14,294
 1/31/2005           13573                   14622             $12,752               $14,517                 $14,189
 2/28/2005           13699                   14765             $13,020               $14,431                 $14,290
 3/31/2005           13554                   14615             $12,789               $14,357                 $14,152
 4/30/2005           13415                   14466             $12,547               $14,552                 $14,114
 5/31/2005           13674                   14744             $12,946               $14,709                 $14,374
 6/30/2005           13743                   14826             $12,964               $14,789                 $14,459
 7/31/2005           14002                   15111             $13,446               $14,655                 $14,630
 8/31/2005           14008                   15118             $13,324               $14,842                 $14,696
 9/30/2005           14040                   15158             $13,432               $14,690                 $14,709
10/31/2005           13901                   15009             $13,208               $14,573                 $14,541
11/30/2005           14185                   15315             $13,707               $14,638                 $14,791
12/31/2005           14243                   15380             $13,712               $14,777                 $14,906
 1/31/2006           14475                   15636             $14,075               $14,778                 $15,144
 2/28/2006           14495                   15665             $14,113               $14,827                 $15,180
 3/31/2006           14604                   15783             $14,288               $14,681                 $15,241
 4/30/2006           14706                   15900             $14,480               $14,655                 $15,337
 5/31/2006           14454                   15629             $14,064               $14,639                 $15,131
 6/30/2006           14434                   15614             $14,082               $14,670                 $15,161
 7/31/2006           14468                   15651             $14,169               $14,868                 $15,273
 8/31/2006           14740                   15944             $14,506               $15,096                 $15,542
 9/30/2006           14937                   16171             $14,879               $15,229                 $15,734
10/31/2006           15236                   16493             $15,364               $15,329                 $16,021
11/30/2006           15440                   16720             $15,656               $15,507                 $16,259
12/31/2006           15518                   16807             $15,876               $15,417                 $16,322
 1/31/2007           15665                   16965             $16,115               $15,411                 $16,433
 2/28/2007           15613                   16918             $15,799               $15,648                 $16,473
 3/31/2007           15730                   17044             $15,976               $15,648                 $16,568
 4/30/2007           16074                   17422             $16,684               $15,733                 $16,886
 5/31/2007           16307                   17674             $17,266               $15,613                 $17,064
 6/30/2007           16212                   17580             $16,976               $15,566                 $16,950
 7/31/2007           16096                   17453             $16,450               $15,695                 $16,808
 8/31/2007           16242                   17611             $16,697               $15,889                 $16,988
 9/30/2007           16629                   18044             $17,321               $16,009                 $17,318
10/31/2007           16863                   18297             $17,597               $16,153                 $17,543
11/30/2007           16563                   17981             $16,861               $16,444                 $17,400
12/31/2007           16453                   17863             $16,744               $16,490                 $17,368
 1/31/2008           15977                   17349             $15,740               $16,767                 $17,078
 2/29/2008           15670                   17018             $15,229               $16,790                 $16,929
 3/31/2008           15549                   16887             $15,163               $16,847                 $16,925
 4/30/2008           15904                   17279             $15,901               $16,812                 $17,243
 5/31/2008           15977                   17358             $16,107               $16,689                 $17,309
 6/30/2008           15283                   16608             $14,749               $16,675                 $16,729
 7/31/2008           15170                   16495             $14,625               $16,662                 $16,671
 8/31/2008           15234                   16565             $14,837               $16,820                 $16,802
 9/30/2008           14403                   15667             $13,515               $16,594                 $16,041

----------
(1) The Moderate Balanced Allocation Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities), 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index (an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from one up to but not including 12 months), 10% in the Russell 2000(R) Index (measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index), 10% in the S&P 500 Index, 10% in the Russell 1000(R) Growth (measures the performance of those

                                                        (continued on next page)

                    Wells Fargo Advantage Allocation Funds 23


Performance Highlights

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a difficult period in which nearly all equity styles declined, the Fund underperformed its composite benchmark and the Lehman Brothers U.S. Aggregate Index; however, its diversified portfolio of stocks and bonds helped it to outperform the S&P 500 Index.

- Bonds significantly outperformed stocks during the period; thus, the Fund's emphasis on stocks detracted from performance.

- U.S. government bonds--particularly long-term Treasuries--produced positive gains.

NEARLY ALL EQUITY STYLES AND ASSET CLASSES HAD SIGNIFICANT DECLINES DURING THE PERIOD.

The Fund emphasized stocks throughout the entire 12-month period, which detracted from its performance as bonds significantly outperformed stocks for the period. Although U.S. economic growth was positive and corporate earnings continued to advance at a healthy pace (excluding the financial sector), investors were focused on the persistent problems of the housing industry and its negative impact on the financial sector. By the summer of 2008, the credit markets were tight for both consumers and businesses, which led to a reduction in economic growth. This led stocks to decline sharply in September and brought a rough end to a tumultuous 12 months. The period ended with several highly publicized bankruptcies and mergers of financial companies along with a proposed $700 billion rescue plan by the U.S. Treasury.

TEN LARGEST HOLDINGS(5)
(AS OF SEPTEMBER 30, 2008)

FNMA, 5.50%, 10/01/2034      1.62%
FNMA, 4.50%, 10/01/2023      1.35%
Exxon Mobil Corporation      0.86%
Microsoft Corporation        0.83%
Cisco Systems Incorporated   0.59%
Charles Schwab Corporation   0.56%
Medtronic Incorporated       0.55%
FNMA, 6.50%, 10/01/2035      0.54%
JPMorgan Chase & Company     0.54%
GNMA, 7.05%, 08/16/2042      0.54%

----------
     Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 6% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 4% in the Russell 2000(R) Index. You cannot invest directly in an Index.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(3) The Lehman Brothers U.S. Aggregate Index includes bonds from the Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an Index.

(4) The chart compares the performance of the WELLS FARGO ADVANTAGE MODERATE BALANCED FUND CLASS A and Administrator Class shares for the most recent ten years with the Moderate Balanced Composite Index, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

(5) The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                    24 Wells Fargo Advantage Allocation Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND (CONTINUED)

While many major corporate bond indices showed negative returns for the 12 months, U.S. government bonds--particularly long-term Treasuries--produced positive gains. The extreme turbulence in the financial sector produced a flight from assets that were perceived to be associated with risk to the relative safe haven of U.S. Treasuries. Investors' appetite for safety pushed yields on U.S. Treasury securities to unprecedented lows. Eventually, global financial authorities were forced to intervene in an attempt to divert a worsening financial crisis. In response to events throughout the period, the Fed aggressively reduced short-term interest rates from 4.5% to 2.0% by the end of the period.

THE TAA OVERLAY, WITH ITS TILT TOWARD EQUITIES FOR THE PERIOD, WAS A DETRACTOR FROM THE FUND'S PERFORMANCE AS STOCKS UNDERPERFORMED BONDS DURING THE REPORTING PERIOD.

NEUTRAL ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (40%)
Bonds    (60%)

EFFECTIVE ALLOCATION(6)
(AS OF SEPTEMBER 30, 2008)

Stocks   (50%)
Bonds    (50%)

The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds change. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy's maximum equity overweighting, providing an effective target allocation of 50% stocks and 50% bonds. The Fund's neutral target allocation is 40% stocks and 60% bonds. (To implement the emphasis on stocks, the Fund employed a hedged futures overlay transaction by maintaining a long position in S&P 500 Index futures.)

THE TAA MODEL CONTINUES TO FAVOR STOCKS RELATIVE TO BONDS--EVEN MORE SO AFTER THEIR RELATIVE MOVES IN RECENT MONTHS.

Major commodity prices dropped during the final months of the reporting period, which could ease production costs for U.S. manufacturing companies. The price of oil declined by $40 per barrel, which may allow consumers to spend more on discretionary items and less on gas for their vehicles. Lastly, the U.S. dollar has recently rallied against currencies of other major developed countries; we view this as a sign of relative economic strength. We believe that these factors may benefit stocks going forward. As a result, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to historical norms.

----------
(6) Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

                    Wells Fargo Advantage Allocation Funds 25


Performance Highlights

                        WELLS FARGO ADVANTAGE MODERATE BALANCED FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(7) (%) (AS OF SEPTEMBER 30, 2008)

                                                  Including Sales Charge              Excluding Sales Charge          Expense Ratio
                                            ----------------------------------  ----------------------------------  ----------------
MODERATE BALANCED FUND                      6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(8)  Net(9)
----------------------                      ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (WFMAX)                              (12.70)   (18.37)  2.11     3.72     (7.37)   (13.39)  3.33     4.33     1.28     1.15
Class B (WMOBX)**                            (12.68)   (19.06)  2.19     3.79     (7.68)   (14.06)  2.56     3.79     2.03     1.90
Class C (WFBCX)                               (8.69)   (15.05)  2.55     3.55     (7.69)   (14.05)  2.55     3.55     2.03     1.90
Administrator Class (NVMBX)                                                       (7.22)   (13.17)  3.59     4.59     1.10     0.90
BENCHMARKS
   Moderate Balanced Composite Index(1)                                           (5.22)    (7.37)  4.89     4.84
   S&P 500 Index(2)                                                              (10.87)   (21.98)  5.17     3.06
   Lehman Brothers U.S. Aggregate Index(3)                                        (1.50)     3.65   3.78     5.20

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(7) The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. Class A, Class B, and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of Class A, Class B, and Class C reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable.

(8) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(9) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                    26 Wells Fargo Advantage Allocation Funds


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Beginning         Ending        Expenses
                                                      Account Value   Account Value   Paid During     Net Annual
                                                        04-01-2008      09-30-2008      Period*     Expense Ratio
                                                      -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND
ADMINISTRATOR CLASS
   Actual                                               $1,000.00       $  883.60        $4.71          1.00%
   Hypothetical (5% return before expenses)             $1,000.00       $1,020.00        $5.05          1.00%
WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
CLASS A
   Actual                                               $1,000.00       $  903.50        $5.47          1.15%
   Hypothetical (5% return before expenses)             $1,000.00       $1,019.25        $5.81          1.15%
CLASS B
   Actual                                               $1,000.00       $  900.00        $9.03          1.90%
   Hypothetical (5% return before expenses)             $1,000.00       $1,015.50        $9.57          1.90%
CLASS C
   Actual                                               $1,000.00       $  900.40        $9.03          1.90%
   Hypothetical (5% return before expenses)             $1,000.00       $1,015.50        $9.57          1.90%
ADMINISTRATOR CLASS
   Actual                                               $1,000.00       $  904.80        $4.29          0.90%
   Hypothetical (5% return before expenses)             $1,000.00       $1,020.50        $4.55          0.90%
WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND
ADMINISTRATOR CLASS
   Actual                                               $1,000.00       $  952.80        $4.15          0.85%
   Hypothetical (5% return before expenses)             $1,000.00       $1,020.75        $4.29          0.85%

                    Wells Fargo Advantage Allocation Funds 27


Fund Expenses (Unaudited)

                                                        Beginning         Ending        Expenses
                                                      Account Value   Account Value   Paid During     Net Annual
                                                        04-01-2008      09-30-2008      Period*     Expense Ratio
                                                      -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE GROWTH BALANCED FUND
CLASS A
   Actual                                               $1,000.00       $  897.10        $5.69          1.20%
   Hypothetical (5% return before expenses)             $1,000.00       $1,019.00        $6.06          1.20%
CLASS B
   Actual                                               $1,000.00       $  893.30        $9.23          1.95%
   Hypothetical (5% return before expenses)             $1,000.00       $1,015.25        $9.82          1.95%
CLASS C
   Actual                                               $1,000.00       $  893.60        $9.23          1.95%
   Hypothetical (5% return before expenses)             $1,000.00       $1,015.25        $9.82          1.95%
ADMINISTRATOR CLASS
   Actual                                               $1,000.00       $  897.80        $4.51          0.95%
   Hypothetical (5% return before expenses)             $1,000.00       $1,020.25        $4.80          0.95%
WELLS FARGO ADVANTAGE MODERATE BALANCED FUND
CLASS A
   Actual                                               $1,000.00       $  926.30        $5.54          1.15%
   Hypothetical (5% return before expenses)             $1,000.00       $1,019.25        $5.81          1.15%
CLASS B
   Actual                                               $1,000.00       $  923.20        $9.14          1.90%
   Hypothetical (5% return before expenses)             $1,000.00       $1,015.50        $9.57          1.90%
CLASS C
   Actual                                               $1,000.00       $  923.10        $9.13          1.90%
   Hypothetical (5% return before expenses)             $1,000.00       $1,015.50        $9.57          1.90%
ADMINISTRATOR CLASS
   Actual                                               $1,000.00       $  927.80        $4.34          0.90%
   Hypothetical (5% return before expenses)             $1,000.00       $1,020.50        $4.55          0.90%

----------
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                    28 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

AGGRESSIVE ALLOCATION FUND

 FACE/SHARE
   AMOUNT     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 97.37%
         NA   WELLS FARGO ADVANTAGE C & B LARGE CAP GROWTH PORTFOLIO                                      $    13,398,691
         NA   WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                7,915,625
         NA   WELLS FARGO ADVANTAGE EMERGING GROWTH PORTFOLIO                                                   1,841,988
         NA   WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                    13,639,707
         NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                     13,237,059
         NA   WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                            40,505,228
         NA   WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                          3,836,922
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                5,890,508
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                              5,890,271
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                               5,906,126
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                               5,867,747
         NA   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                            3,944,350
         NA   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                             28,446,702
         NA   WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                             27,015,886
         NA   WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                   5,290,232
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                              3,435,759
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                 529,379
         NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                         4,769,261
         NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                 7,707,430
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $209,148,521)                                         199,068,871
                                                                                                          ---------------

 PRINCIPAL                                                                INTEREST RATE   MATURITY DATE
-----------                                                               -------------   -------------
SHORT-TERM INVESTMENTS: 1.26%
US TREASURY BILLS: 1.26%
$    85,000   US TREASURY BILL###                                                  0.30%     11/06/2008            84,975
     65,000   US TREASURY BILL###                                                  1.71      11/06/2008            64,900
    455,000   US TREASURY BILL###                                                  1.74      11/06/2008           454,300
     10,000   US TREASURY BILL###                                                  1.76      02/05/2009             9,963
  1,930,000   US TREASURY BILL###                                                  1.89      02/05/2009         1,922,830
     35,000   US TREASURY BILL###                                                  1.94      11/06/2008            34,946
                                                                                                                2,571,914
                                                                                                          ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,566,221)                                                                  2,571,914
                                                                                                          ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $ 211,714,742)                                                              98.63%                  $   201,640,785
OTHER ASSETS AND LIABILITIES, NET                                                  1.37                         2,804,622
                                                                                 ------                   ---------------
TOTAL NET ASSETS                                                                 100.00%                  $   204,445,407
                                                                                 ------                   ---------------

----------
##    Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 29


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                     VALUE
-----------   ---------------------------------------------------------                                   ---------------
COMMON STOCKS: 57.91%
AMUSEMENT & RECREATION SERVICES: 0.03%
     15,313   INTERNATIONAL GAME TECHNOLOGY                                                               $       263,077
                                                                                                          ---------------
APPAREL & ACCESSORY STORES: 0.20%
      4,305   ABERCROMBIE & FITCH COMPANY CLASS A                                                                 169,832
     23,224   GAP INCORPORATED<<                                                                                  412,923
     15,064   KOHL'S CORPORATION+                                                                                 694,149
     14,115   LIMITED BRANDS INCORPORATED                                                                         244,472
      7,888   NORDSTROM INCORPORATED<<                                                                            227,332
                                                                                                                1,748,708
                                                                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 0.08%
      4,126   JONES APPAREL GROUP INCORPORATED                                                                     76,372
      4,687   LIZ CLAIBORNE INCORPORATED<<                                                                         77,007
      2,812   POLO RALPH LAUREN CORPORATION                                                                       187,392
      4,309   VF CORPORATION<<                                                                                    333,129
                                                                                                                  673,900
                                                                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.04%
      5,330   AUTONATION INCORPORATED+<<                                                                           59,909
      2,066   AUTOZONE INCORPORATED+<<                                                                            254,820
                                                                                                                  314,729
                                                                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.02%
      2,792   Ryder System Incorporated                                                                           173,104
                                                                                                          ---------------
BIOPHARMACEUTICALS: 0.53%
     22,499   CELGENE CORPORATION+                                                                              1,423,737
     13,288   GENZYME CORPORATION+                                                                              1,074,866
     45,501   GILEAD SCIENCES INCORPORATED+                                                                     2,073,936
                                                                                                                4,572,539
                                                                                                          ---------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.07%
      6,112   CENTEX CORPORATION                                                                                   99,014
     13,624   D.R. HORTON INCORPORATED<<                                                                          177,384
      3,722   KB HOME<<                                                                                            73,249
      6,991   LENNAR CORPORATION CLASS A<<                                                                        106,193
     10,567   PULTE HOMES INCORPORATED                                                                            147,621
                                                                                                                  603,461
                                                                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.52%
      6,391   FASTENAL COMPANY<<                                                                                  315,651
     84,009   HOME DEPOT INCORPORATED<<                                                                         2,174,993
     72,495   LOWE'S COMPANIES INCORPORATED                                                                     1,717,407
      4,880   SHERWIN-WILLIAMS COMPANY                                                                            278,941
                                                                                                                4,486,992
                                                                                                          ---------------
BUSINESS SERVICES: 3.71%
     26,237   ADOBE SYSTEMS INCORPORATED                                                                        1,035,574
      4,811   AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                  243,581
      8,365   AKAMAI TECHNOLOGIES INCORPORATED+                                                                   145,886
     11,126   AUTODESK INCORPORATED                                                                               373,277
     25,169   AUTOMATIC DATA PROCESSING INCORPORATED                                                            1,075,975
      9,399   BMC SOFTWARE INCORPORATED+                                                                          269,093

                    30 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
BUSINESS SERVICES (continued)
     19,481   CA INCORPORATED                                                                             $       388,841
      9,020   CITRIX SYSTEMS INCORPORATED+<<                                                                      227,845
     14,424   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                 329,300
      7,485   COMPUTER SCIENCES CORPORATION+                                                                      300,822
     12,607   COMPUWARE CORPORATION+                                                                              122,162
      6,025   CONVERGYS CORPORATION+                                                                               89,050
     54,036   EBAY INCORPORATED+                                                                                1,209,326
     15,769   ELECTRONIC ARTS INCORPORATED+                                                                       583,295
      6,343   EQUIFAX INCORPORATED                                                                                218,516
      9,383   FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED                                                 173,210
      8,113   FISERV INCORPORATED+                                                                                383,907
     11,820   GOOGLE INCORPORATED CLASS A+                                                                      4,734,146
      8,995   IMS HEALTH INCORPORATED                                                                             170,095
     23,566   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                                                      182,637
     15,877   INTUIT INCORPORATED+<<                                                                              501,872
     26,884   JUNIPER NETWORKS INCORPORATED+<<                                                                    566,446
      3,578   MASTERCARD INCORPORATED CLASS A                                                                     634,487
    388,379   MICROSOFT CORPORATION                                                                            10,365,836
      6,132   MONSTER WORLDWIDE INCORPORATED+<<                                                                    91,428
     17,077   NOVELL INCORPORATED+                                                                                 87,776
     15,768   OMNICOM GROUP INCORPORATED                                                                          608,014
    193,814   ORACLE CORPORATION+                                                                               3,936,370
      7,711   ROBERT HALF INTERNATIONAL INCORPORATED                                                              190,847
      5,147   SALESFORCE.COM INCORPORATED+                                                                        249,115
     37,242   SUN MICROSYSTEMS INCORPORATED+                                                                      283,039
     41,503   SYMANTEC CORPORATION+                                                                               812,629
      9,777   TOTAL SYSTEM SERVICES INCORPORATED                                                                  160,343
     17,784   UNISYS CORPORATION                                                                                   48,906
      9,556   VERISIGN INCORPORATED+                                                                              249,220
     68,544   YAHOO! INCORPORATED+                                                                              1,185,811
                                                                                                               32,228,677
                                                                                                          ---------------
CHEMICALS & ALLIED PRODUCTS: 6.63%
     76,248   ABBOTT LABORATORIES                                                                               4,390,360
     10,477   AIR PRODUCTS & CHEMICALS INCORPORATED                                                               717,570
     52,332   AMGEN INCORPORATED+                                                                               3,101,718
      5,267   AVERY DENNISON CORPORATION                                                                          234,276
     21,055   AVON PRODUCTS INCORPORATED                                                                          875,256
      5,382   BARR PHARMACEUTICALS INCORPORATED+                                                                  351,445
     14,356   BIOGEN IDEC INCORPORATED+<<                                                                         721,963
     97,916   BRISTOL-MYERS SQUIBB COMPANY                                                                      2,041,549
      2,794   CF INDUSTRIES HOLDINGS INCORPORATED                                                                 255,539
      6,830   CLOROX COMPANY                                                                                      428,173
     25,014   COLGATE-PALMOLIVE COMPANY                                                                         1,884,805
     45,750   DOW CHEMICAL COMPANY                                                                              1,453,935
     44,622   E.I. DU PONT DE NEMOURS & COMPANY                                                                 1,798,267
      3,778   EASTMAN CHEMICAL COMPANY                                                                            208,017
      8,683   ECOLAB INCORPORATED                                                                                 421,299
     49,487   ELI LILLY & COMPANY                                                                               2,178,913
      5,679   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                         283,439
     15,079   FOREST LABORATORIES INCORPORATED+                                                                   426,434
      7,886   HOSPIRA INCORPORATED+                                                                               301,245
      3,885   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                     153,302
    138,221   JOHNSON & JOHNSON                                                                                 9,575,951

                    Wells Fargo Advantage Allocation Funds 31


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
CHEMICALS & ALLIED PRODUCTS (continued)
     12,191   KING PHARMACEUTICALS INCORPORATED+                                                          $       116,790
     27,204   MONSANTO COMPANY                                                                                  2,692,652
     15,060   MYLAN LABORATORIES INCORPORATED<<                                                                   171,985
    333,424   PFIZER INCORPORATED                                                                               6,148,339
      8,117   PPG INDUSTRIES INCORPORATED<<                                                                       473,383
     15,579   PRAXAIR INCORPORATED                                                                              1,117,637
    150,083   PROCTER & GAMBLE COMPANY                                                                         10,459,284
      6,125   ROHM & HAAS COMPANY<<                                                                               428,750
     80,405   SCHERING-PLOUGH CORPORATION                                                                       1,485,080
      6,230   SIGMA-ALDRICH CORPORATION                                                                           326,577
     65,954   WYETH                                                                                             2,436,341
                                                                                                               57,660,274
                                                                                                          ---------------
COAL MINING: 0.13%
      9,060   CONSOL ENERGY INCORPORATED<<                                                                        415,763
      4,182   MASSEY ENERGY COMPANY                                                                               149,172
     13,450   PEABODY ENERGY CORPORATION                                                                          605,250
                                                                                                                1,170,185
                                                                                                          ---------------
COMMUNICATIONS: 2.17%
     19,485   AMERICAN TOWER CORPORATION CLASS A                                                                  700,875
    291,480   AT&T INCORPORATED                                                                                 8,138,122
      5,062   CENTURYTEL INCORPORATED                                                                             185,522
    144,339   COMCAST CORPORATION CLASS A                                                                       2,833,375
     28,551   DIRECTV GROUP INCORPORATED<<                                                                        747,180
      7,048   EMBARQ CORPORATION                                                                                  285,796
     73,417   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<                                                   237,137
      4,445   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                           161,398
    141,174   SPRINT NEXTEL CORPORATION                                                                           861,161
    140,855   VERIZON COMMUNICATIONS INCORPORATED                                                               4,520,037
     21,744   WINDSTREAM CORPORATION                                                                              237,890
                                                                                                               18,908,493
                                                                                                          ---------------
DEPOSITORY INSTITUTIONS: 4.86%
    225,553   BANK OF AMERICA CORPORATION<<                                                                     7,894,355
     56,687   BANK OF NEW YORK MELLON CORPORATION                                                               1,846,862
     27,178   BB&T CORPORATION<<                                                                                1,027,328
    269,341   CITIGROUP INCORPORATED<<                                                                          5,524,184
      7,441   COMERICA INCORPORATED                                                                               243,990
     28,565   FIFTH THIRD BANCORP                                                                                 339,924
      9,978   FIRST HORIZON NATIONAL CORPORATION<<                                                                 93,395
     25,704   HUDSON CITY BANCORP INCORPORATED<<                                                                  474,239
     18,110   HUNTINGTON BANCSHARES INCORPORATED<<                                                                144,699
    182,217   JPMORGAN CHASE & COMPANY                                                                          8,509,534
     24,466   KEYCORP<<                                                                                           292,124
      3,815   M&T BANK CORPORATION<<                                                                              340,489
     12,832   MARSHALL & ILSLEY CORPORATION                                                                       258,565
     37,651   NATIONAL CITY CORPORATION<<                                                                          65,889
     10,933   NORTHERN TRUST CORPORATION                                                                          789,363
     17,138   PNC FINANCIAL SERVICES GROUP<<                                                                    1,280,209
     34,366   REGIONS FINANCIAL CORPORATION<<                                                                     329,914
     26,880   SOVEREIGN BANCORP INCORPORATED<<                                                                    106,176
     21,355   STATE STREET CORPORATION                                                                          1,214,672
     17,494   SUNTRUST BANKS INCORPORATED                                                                         787,055
     86,165   US BANCORP                                                                                        3,103,663

                    32 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
DEPOSITORY INSTITUTIONS (continued)
    106,780   WACHOVIA CORPORATION                                                                        $       373,730
     73,385   WASHINGTON MUTUAL INCORPORATED<<                                                                      6,018
    163,668   WELLS FARGO & COMPANY<<(l)                                                                        6,142,460
     36,064   WESTERN UNION COMPANY                                                                               889,699
      5,672   ZIONS BANCORPORATION                                                                                219,506
                                                                                                               42,298,042
                                                                                                          ---------------
E-COMMERCE/SERVICES: 0.13%
     15,800   AMAZON.COM INCORPORATED                                                                           1,149,608
                                                                                                          ---------------
EATING & DRINKING PLACES: 0.50%
      6,946   DARDEN RESTAURANTS INCORPORATED+                                                                    198,864
     55,629   MCDONALD'S CORPORATION                                                                            3,432,309
     23,184   YUM! BRANDS INCORPORATED                                                                            756,030
                                                                                                                4,387,203
                                                                                                          ---------------
EDUCATIONAL SERVICES: 0.04%
      5,253   APOLLO GROUP INCORPORATED CLASS A+<<                                                                311,503
                                                                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES: 2.33%
     33,275   AES CORPORATION<<                                                                                   388,985
      8,352   ALLEGHENY ENERGY INCORPORATED                                                                       307,103
     16,761   ALLIED WASTE INDUSTRIES INCORPORATED+                                                               186,215
     10,397   AMEREN CORPORATION                                                                                  405,795
     19,896   AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                        736,749
     16,907   CENTERPOINT ENERGY INCORPORATED                                                                     246,335
     11,142   CMS ENERGY CORPORATION                                                                              138,941
     13,512   CONSOLIDATED EDISON INCORPORATED                                                                    580,476
      8,820   CONSTELLATION ENERGY GROUP INCORPORATED                                                             214,326
     28,685   DOMINION RESOURCES INCORPORATED<<                                                                 1,227,144
      8,067   DTE ENERGY COMPANY<<                                                                                323,648
     62,564   DUKE ENERGY CORPORATION                                                                           1,090,491
     25,005   DYNEGY INCORPORATED CLASS A                                                                          89,518
     16,115   EDISON INTERNATIONAL                                                                                642,989
     34,683   EL PASO CORPORATION                                                                                 442,555
      9,475   ENTERGY CORPORATION                                                                                 843,370
     32,513   EXELON CORPORATION                                                                                2,035,964
     15,077   FIRSTENERGY CORPORATION                                                                           1,010,008
     20,204   FPL GROUP INCORPORATED                                                                            1,016,261
     15,627   FRONTIER COMMUNICATIONS CORPORATION                                                                 179,711
      3,780   INTEGRYS ENERGY GROUP INCORPORATED                                                                  188,773
      2,233   NICOR INCORPORATED                                                                                   99,034
     13,563   NISOURCE INCORPORATED                                                                               200,190
      9,979   PEPCO HOLDINGS INCORPORATED                                                                         228,619
     17,734   PG&E CORPORATION                                                                                    664,138
      4,982   PINNACLE WEST CAPITAL CORPORATION                                                                   171,431
     18,523   PPL CORPORATION                                                                                     685,721
     12,958   PROGRESS ENERGY INCORPORATED                                                                        558,879
     25,150   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                        824,669
      8,575   QUESTAR CORPORATION                                                                                 350,889
     12,186   SEMPRA ENERGY                                                                                       615,027
     30,411   SPECTRA ENERGY CORPORATION                                                                          723,782
     10,522   TECO ENERGY INCORPORATED                                                                            165,511
     38,095   THE SOUTHERN COMPANY                                                                              1,435,801
     24,259   WASTE MANAGEMENT INCORPORATED                                                                       763,916
     22,060   XCEL ENERGY INCORPORATED                                                                            440,979
                                                                                                               20,223,943
                                                                                                          ---------------

                    Wells Fargo Advantage Allocation Funds 33


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 3.89%
     30,033   ADVANCED MICRO DEVICES INCORPORATED+<<                                                      $       157,673
     14,878   ALTERA CORPORATION                                                                                  307,677
      8,745   AMPHENOL CORPORATION CLASS A                                                                        351,024
     14,366   ANALOG DEVICES INCORPORATED                                                                         378,544
     21,830   BROADCOM CORPORATION CLASS A+                                                                       406,693
      4,467   CIENA CORPORATION+<<                                                                                 45,027
    292,180   CISCO SYSTEMS INCORPORATED+                                                                       6,591,581
      8,606   COOPER INDUSTRIES LIMITED CLASS A                                                                   343,810
     38,379   EMERSON ELECTRIC COMPANY                                                                          1,565,479
    492,051   GENERAL ELECTRIC COMPANY                                                                         12,547,301
      9,532   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                        324,755
     10,388   JABIL CIRCUIT INCORPORATED                                                                           99,102
     10,603   JDS UNIPHASE CORPORATION+<<                                                                          89,701
      8,567   KLA-TENCOR CORPORATION                                                                              271,146
      6,005   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                            590,412
     10,957   LINEAR TECHNOLOGY CORPORATION                                                                       335,942
     31,834   LSI LOGIC CORPORATION+                                                                              170,630
     11,173   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                             315,749
      9,107   MICROCHIP TECHNOLOGY INCORPORATED<<                                                                 268,019
     37,642   MICRON TECHNOLOGY INCORPORATED<<                                                                    152,450
      7,056   MOLEX INCORPORATED                                                                                  158,407
    112,050   MOTOROLA INCORPORATED                                                                               800,037
      9,643   NATIONAL SEMICONDUCTOR CORPORATION                                                                  165,956
     16,193   NETAPP INCORPORATED+                                                                                295,198
      4,904   NOVELLUS SYSTEMS INCORPORATED+<<                                                                     96,315
     27,529   NVIDIA CORPORATION+                                                                                 294,836
      6,488   QLOGIC CORPORATION+<<                                                                                99,656
     81,165   QUALCOMM INCORPORATED                                                                             3,487,660
      7,884   ROCKWELL COLLINS INCORPORATED                                                                       379,142
     19,664   TELLABS INCORPORATED+                                                                                79,836
     64,838   TEXAS INSTRUMENTS INCORPORATED                                                                    1,394,017
     23,361   TYCO ELECTRONICS LIMITED                                                                            646,165
      3,681   WHIRLPOOL CORPORATION<<                                                                             291,875
     13,673   XILINX INCORPORATED                                                                                 320,632
                                                                                                               33,822,447
                                                                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.19%
      8,853   FLUOR CORPORATION                                                                                   493,112
      6,054   JACOBS ENGINEERING GROUP INCORPORATED+                                                              328,793
      9,763   MOODY'S CORPORATION<<                                                                               331,942
     15,869   PAYCHEX INCORPORATED                                                                                524,153
                                                                                                                1,678,000
                                                                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.19%
      4,782   BALL CORPORATION                                                                                    188,841
      7,415   FORTUNE BRANDS INCORPORATED                                                                         425,324
     19,780   ILLINOIS TOOL WORKS INCORPORATED                                                                    879,221
      2,841   SNAP-ON INCORPORATED                                                                                149,607
                                                                                                                1,642,993
                                                                                                          ---------------
FINANCIAL SERVICES: 0.02%
      7,904   JANUS CAPITAL GROUP INCORPORATED<<                                                                  191,909
                                                                                                          ---------------

                    34 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
FOOD & KINDRED PRODUCTS: 2.62%
     35,565   ANHEUSER-BUSCH COMPANIES INCORPORATED                                                       $     2,307,457
     31,866   ARCHER DANIELS MIDLAND COMPANY<<                                                                    698,184
     10,474   CAMPBELL SOUP COMPANY                                                                               404,296
     15,683   COCA-COLA ENTERPRISES INCORPORATED                                                                  263,004
     22,406   CONAGRA FOODS INCORPORATED                                                                          436,021
      9,587   CONSTELLATION BRANDS INCORPORATED CLASS A+                                                          205,737
     16,629   GENERAL MILLS INCORPORATED                                                                        1,142,745
     15,447   H.J. HEINZ COMPANY                                                                                  771,887
      5,574   HERCULES INCORPORATED                                                                               110,309
     12,385   KELLOGG COMPANY                                                                                     694,799
     75,089   KRAFT FOODS INCORPORATED CLASS A                                                                  2,459,165
      6,378   MCCORMICK & COMPANY INCORPORATED                                                                    245,234
      7,450   MOLSON COORS BREWING COMPANY                                                                        348,288
      6,755   PEPSI BOTTLING GROUP INCORPORATED                                                                   197,043
     77,434   PEPSICO INCORPORATED                                                                              5,518,721
     34,939   SARA LEE CORPORATION<<                                                                              441,280
     98,325   THE COCA-COLA COMPANY                                                                             5,199,426
      8,197   THE HERSHEY COMPANY<<                                                                               324,109
     14,840   TYSON FOODS INCORPORATED CLASS A                                                                    177,190
     10,656   WM. WRIGLEY JR. COMPANY                                                                             846,086
                                                                                                               22,790,981
                                                                                                          ---------------
FOOD STORES: 0.24%
     32,393   KROGER COMPANY                                                                                      890,160
     21,535   SAFEWAY INCORPORATED                                                                                510,810
     36,137   STARBUCKS CORPORATION+                                                                              537,357
      6,938   WHOLE FOODS MARKET INCORPORATED<<                                                                   138,968
                                                                                                                2,077,295
                                                                                                          ---------------
FORESTRY: 0.07%
     10,450   WEYERHAEUSER COMPANY                                                                                633,061
                                                                                                          ---------------
FURNITURE & FIXTURES: 0.08%
      7,950   LEGGETT & PLATT INCORPORATED<<                                                                      173,231
     17,806   MASCO CORPORATION                                                                                   319,440
     13,705   NEWELL RUBBERMAID INCORPORATED                                                                      236,548
                                                                                                                  729,219
                                                                                                          ---------------
GENERAL MERCHANDISE STORES: 1.19%
      4,057   BIG LOTS INCORPORATED+                                                                              112,906
      6,909   FAMILY DOLLAR STORES INCORPORATED                                                                   163,743
     10,984   JCPENNEY COMPANY INCORPORATED                                                                       366,207
     20,801   MACY'S INCORPORATED                                                                                 374,002
      2,813   SEARS HOLDINGS CORPORATION+<<                                                                       263,016
     37,327   TARGET CORPORATION                                                                                1,830,889
     20,744   TJX COMPANIES INCORPORATED<<                                                                        633,107
    110,912   WAL-MART STORES INCORPORATED<<                                                                    6,642,520
                                                                                                               10,386,390
                                                                                                          ---------------
HEALTH SERVICES: 0.21%
     17,764   CARDINAL HEALTH INCORPORATED                                                                        875,410
      5,163   DAVITA INCORPORATED+                                                                                294,343
      5,500   LABORATORY CORPORATION OF AMERICA HOLDINGS+<<                                                       382,250
     20,517   TENET HEALTHCARE CORPORATION+                                                                       113,869
      5,167   WATSON PHARMACEUTICALS INCORPORATED+                                                                147,260
                                                                                                                1,813,132
                                                                                                          ---------------

                    Wells Fargo Advantage Allocation Funds 35


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
HOLDING & OTHER INVESTMENT OFFICES: 0.75%
      4,234   APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A<<                                         $       148,275
      3,810   AVALONBAY COMMUNITIES INCORPORATED                                                                  374,980
      5,926   BOSTON PROPERTIES INCORPORATED                                                                      555,029
      5,948   DEVELOPERS DIVERSIFIED REALTY CORPORATION<<                                                         188,492
     13,400   EQUITY RESIDENTIAL                                                                                  595,094
     11,255   GENERAL GROWTH PROPERTIES INCORPORATED                                                              169,951
     12,446   HCP INCORPORATED<<                                                                                  499,458
     25,694   HOST HOTELS & RESORTS INCORPORATED                                                                  341,473
     11,231   KIMCO REALTY CORPORATION                                                                            414,873
      8,464   PLUM CREEK TIMBER COMPANY<<                                                                         422,015
     12,982   PROLOGIS                                                                                            535,767
      6,194   PUBLIC STORAGE INCORPORATED                                                                         613,268
     11,131   SIMON PROPERTY GROUP INCORPORATED<<                                                               1,079,707
      6,774   VORNADO REALTY TRUST                                                                                616,095
                                                                                                                6,554,477
                                                                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.12%
     12,880   BED BATH & BEYOND INCORPORATED+                                                                     404,561
     16,707   BEST BUY COMPANY INCORPORATED                                                                       626,513
                                                                                                                1,031,074
                                                                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.09%
     14,616   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                         381,331
      9,235   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                    259,873
      8,778   WYNDHAM WORLDWIDE CORPORATION                                                                       137,906
                                                                                                                  779,110
                                                                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.56%
     34,573   3M COMPANY                                                                                        2,361,682
     43,817   APPLE INCORPORATED+                                                                               4,980,240
     66,361   APPLIED MATERIALS INCORPORATED<<                                                                  1,004,042
     15,245   BAKER HUGHES INCORPORATED<<                                                                         922,932
      2,966   BLACK & DECKER CORPORATION                                                                          180,185
     10,767   CAMERON INTERNATIONAL CORPORATION+                                                                  414,960
     30,108   CATERPILLAR INCORPORATED                                                                          1,794,437
     10,026   CUMMINS INCORPORATED                                                                                438,337
     21,120   DEERE & Company                                                                                   1,045,440
     86,209   DELL INCORPORATED+                                                                                1,420,724
      9,291   DOVER CORPORATION                                                                                   376,750
      8,220   EATON CORPORATION                                                                                   461,800
    102,412   EMC CORPORATION                                                                                   1,224,848
      8,079   GAMESTOP CORPORATION CLASS A+                                                                       276,383
    121,138   HEWLETT-PACKARD COMPANY                                                                           5,601,421
     15,755   INGERSOLL-RAND COMPANY LIMITED CLASS A                                                              491,083
    278,076   INTEL CORPORATION                                                                                 5,208,363
     67,013   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                       7,837,840
      4,351   LEXMARK INTERNATIONAL INCORPORATED+                                                                 141,712
      6,443   MANITOWOC COMPANY INCORPORATED                                                                      100,189
     20,644   NATIONAL OILWELL VARCO INCORPORATED+                                                              1,036,948
      5,929   PALL CORPORATION                                                                                    203,898
      8,291   PARKER HANNIFIN CORPORATION                                                                         439,423
     10,277   PITNEY BOWES INCORPORATED                                                                           341,813
     11,129   SANDISK CORPORATION+                                                                                217,572
     10,683   SMITH INTERNATIONAL INCORPORATED                                                                    626,451
      3,886   STANLEY WORKS                                                                                       162,202

                    36 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
      8,829   TERADATA CORPORATION+                                                                       $       172,166
      4,807   TEREX CORPORATION                                                                                   146,710
                                                                                                               39,630,551
                                                                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.25%
     13,734   AON CORPORATION                                                                                     617,481
      8,353   HUMANA INCORPORATED                                                                                 344,144
     25,369   MARSH & MCLENNAN COMPANIES INCORPORATED                                                             805,719
     17,088   UNUMPROVIDENT CORPORATION                                                                           428,909
                                                                                                                2,196,253
                                                                                                          ---------------
INSURANCE CARRIERS: 2.03%
     23,326   AETNA INCORPORATED                                                                                  842,302
     23,554   AFLAC INCORPORATED                                                                                1,383,798
     26,784   ALLSTATE CORPORATION                                                                              1,235,278
    132,995   AMERICAN INTERNATIONAL GROUP INCORPORATED<<                                                         442,873
      5,865   ASSURANT INCORPORATED                                                                               322,575
     17,833   CHUBB CORPORATION                                                                                   979,032
     13,595   CIGNA CORPORATION                                                                                   461,958
      8,031   CINCINNATI FINANCIAL CORPORATION                                                                    228,404
     21,420   GENWORTH FINANCIAL INCORPORATED                                                                     184,426
     14,902   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                      610,833
      8,752   LEUCADIA NATIONAL CORPORATION<<                                                                     397,691
     12,702   LINCOLN NATIONAL CORPORATION                                                                        543,773
     17,910   LOEWS CORPORATION                                                                                   707,266
      9,670   MBIA INCORPORATED<<                                                                                 115,073
     33,964   METLIFE INCORPORATED                                                                              1,901,984
      6,186   MGIC INVESTMENT CORPORATION<<                                                                        43,488
     12,818   PRINCIPAL FINANCIAL GROUP INCORPORATED                                                              557,455
     21,120   PRUDENTIAL FINANCIAL INCORPORATED                                                                 1,520,640
     33,414   THE PROGRESSIVE CORPORATION<<                                                                       581,404
     29,222   THE TRAVELERS COMPANIES INCORPORATED                                                              1,320,834
      4,314   TORCHMARK CORPORATION                                                                               257,977
     60,227   UNITEDHEALTH GROUP INCORPORATED                                                                   1,529,164
     25,291   WELLPOINT INCORPORATED+                                                                           1,182,860
     15,435   XL CAPITAL LIMITED CLASS A<<                                                                        276,904
                                                                                                               17,627,992
                                                                                                          ---------------
LEATHER & LEATHER PRODUCTS: 0.05%
     16,663   Coach Incorporated+                                                                                 417,242
                                                                                                          ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 1.06%
     17,684   AGILENT TECHNOLOGIES INCORPORATED+                                                                  524,507
      8,384   APPLIED BIOSYSTEMS                                                                                  287,152
     12,047   BECTON DICKINSON & COMPANY                                                                          966,892
     74,224   BOSTON SCIENTIFIC CORPORATION+                                                                      910,728
      4,913   C.R. BARD INCORPORATED<<                                                                            466,096
     24,820   COVIDIEN LIMITED                                                                                  1,334,323
     12,620   DANAHER CORPORATION                                                                                 875,828
     14,254   EASTMAN KODAK COMPANY                                                                               219,227
      2,729   MILLIPORE CORPORATION<<                                                                             187,755
      5,911   PERKINELMER INCORPORATED                                                                            147,598
      7,817   TQUEST DIAGNOSTICS INCORPORATED                                                                     403,904

                    Wells Fargo Advantage Allocation Funds 37


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS (continued)
     20,620   RAYTHEON COMPANY                                                                            $     1,103,376
      7,201   ROCKWELL AUTOMATION INCORPORATED                                                                    268,885
      8,352   TERADYNE INCORPORATED+                                                                               65,229
     20,725   THERMO FISHER SCIENTIFIC INCORPORATED+                                                            1,139,875
      4,896   WATERS CORPORATION+                                                                                 284,849
                                                                                                                9,186,224
                                                                                                          ---------------
MEDICAL EQUIPMENT & SUPPLIES: 0.50%
      1,920   INTUITIVE SURGICAL INCORPORATED+                                                                    462,682
     55,807   MEDTRONIC INCORPORATED                                                                            2,795,931
     16,905   ST. JUDE MEDICAL INCORPORATED                                                                       735,198
      6,175   VARIAN MEDICAL SYSTEMS INCORPORATED                                                                 352,778
                                                                                                                4,346,589
                                                                                                          ---------------
MEDICAL MANAGEMENT SERVICES: 0.26%
      7,326   COVENTRY HEALTH CARE INCORPORATED+                                                                  238,461
     12,198   EXPRESS SCRIPTS INCORPORATED+                                                                       900,456
     25,012   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                              1,125,540
                                                                                                                2,264,457
                                                                                                          ---------------
MEDICAL PRODUCTS: 0.88%
     15,210   ALLERGAN INCORPORATED                                                                               783,315
     31,045   BAXTER INTERNATIONAL INCORPORATED                                                                 2,037,483
    105,971   MERCK & COMPANY INCORPORATED                                                                      3,344,445
     12,236   STRYKER CORPORATION                                                                                 762,303
     11,140   ZIMMER HOLDINGS INCORPORATED+                                                                       719,198
                                                                                                                7,646,744
                                                                                                          ---------------
METAL MINING: 0.23%
     18,991   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                               1,079,638
     22,588   NEWMONT MINING CORPORATION                                                                          875,511
                                                                                                                1,955,149
                                                                                                          ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.05%
      5,432   VULCAN MATERIALS COMPANY<<                                                                          404,684
                                                                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.18%
      6,210   HASBRO INCORPORATED                                                                                 215,611
     17,832   MATTEL INCORPORATED                                                                                 321,689
      6,133   TIFFANY & COMPANY                                                                                   217,844
     23,485   TYCO INTERNATIONAL LIMITED                                                                          822,445
                                                                                                                1,577,589
                                                                                                          ---------------
MISCELLANEOUS RETAIL: 0.73%
     21,504   COSTCO WHOLESALE CORPORATION                                                                      1,396,255
     70,987   CVS CAREMARK CORPORATION                                                                          2,389,422
      2,829   DILLARD'S INCORPORATED CLASS A                                                                       33,382
     13,601   OFFICE DEPOT INCORPORATED+<<                                                                         79,158
      6,486   RADIOSHACK CORPORATION<<                                                                            112,078
     35,169   STAPLES INCORPORATED<<                                                                              791,303
     48,961   WALGREEN COMPANY                                                                                  1,515,833
                                                                                                                6,317,431
                                                                                                          ---------------

                    38 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
MOTION PICTURES: 0.75%
    113,563   NEWS CORPORATION CLASS A<<                                                                  $     1,361,620
    177,214   TIME WARNER INCORPORATED                                                                          2,323,276
     92,812   WALT DISNEY COMPANY                                                                               2,848,400
                                                                                                                6,533,296
                                                                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.50%
     15,392   FEDEX CORPORATION                                                                                 1,216,584
     49,865   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                        3,136,010
                                                                                                                4,352,594
                                                                                                          ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.45%
     10,238   AMERICAN CAPITAL LIMITED<<                                                                          261,171
     57,345   AMERICAN EXPRESS COMPANY                                                                          2,031,733
     18,584   CAPITAL ONE FINANCIAL CORPORATION<<                                                                 947,784
     14,114   CIT GROUP INCORPORATED                                                                               98,233
     23,709   DISCOVER FINANCIAL SERVICES                                                                         327,658
     23,113   SLM CORPORATION                                                                                     285,214
                                                                                                                3,951,793
                                                                                                          ---------------
OFFICE EQUIPMENT: 0.06%
     43,142   XEROX CORPORATION                                                                                   497,427
                                                                                                          ---------------
OIL & GAS EXTRACTION: 2.67%
     23,171   ANADARKO PETROLEUM CORPORATION                                                                    1,124,025
     16,542   APACHE CORPORATION                                                                                1,725,000
     14,549   BJ SERVICES COMPANY                                                                                 278,322
      5,112   CABOT OIL & GAS CORPORATION                                                                         184,748
     25,782   CHESAPEAKE ENERGY CORPORATION                                                                       924,543
     21,852   DEVON ENERGY CORPORATION                                                                          1,992,902
      7,088   ENSCO INTERNATIONAL INCORPORATED                                                                    408,481
     12,306   EOG RESOURCES INCORPORATED                                                                        1,100,895
     43,372   HALLIBURTON COMPANY                                                                               1,404,819
     13,857   NABORS INDUSTRIES LIMITED+                                                                          345,316
     13,311   NOBLE CORPORATION                                                                                   584,353
      8,541   NOBLE ENERGY INCORPORATED                                                                           474,794
     40,414   OCCIDENTAL PETROLEUM CORPORATION                                                                  2,847,166
      5,919   PIONEER NATURAL RESOURCES COMPANY                                                                   309,445
      7,671   RANGE RESOURCES CORPORATION                                                                         328,856
      5,589   ROWAN COMPANIES INCORPORATED                                                                        170,744
     59,334   SCHLUMBERGER LIMITED                                                                              4,633,392
     16,974   SOUTHWESTERN ENERGY COMPANY                                                                         518,386
     15,779   TRANSOCEAN INCORPORATED                                                                           1,733,165
     33,666   WEATHERFORD INTERNATIONAL LIMITED+                                                                  846,363
     27,171   XTO ENERGY INCORPORATED                                                                           1,263,995
                                                                                                               23,199,710
                                                                                                          ---------------
PAPER & ALLIED PRODUCTS: 0.12%
      4,929   BEMIS COMPANY INCORPORATED<<                                                                        129,189
     21,147   INTERNATIONAL PAPER COMPANY<<                                                                       553,628
      8,448   MEADWESTVACO CORPORATION                                                                            196,923
      6,475   PACTIV CORPORATION+                                                                                 160,774
                                                                                                                1,040,514
                                                                                                          ---------------
PERSONAL SERVICES: 0.06%
      6,537   CINTAS CORPORATION                                                                                  187,677
     16,228   H & R BLOCK INCORPORATED                                                                            369,187
                                                                                                                  556,864
                                                                                                          ---------------

                    Wells Fargo Advantage Allocation Funds 39


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
PETROLEUM REFINING & RELATED INDUSTRIES: 4.39%
      2,804   ASHLAND INCORPORATED<<                                                                      $        81,989
    101,618   CHEVRON CORPORATION                                                                               8,381,453
     75,172   CONOCOPHILLIPS                                                                                    5,506,349
    256,906   EXXON MOBIL CORPORATION                                                                          19,951,320
     13,999   HESS CORPORATION                                                                                  1,149,038
     34,898   MARATHON OIL CORPORATION                                                                          1,391,383
      9,419   MURPHY OIL CORPORATION                                                                              604,135
      5,780   SUNOCO INCORPORATED                                                                                 205,652
      6,820   TESORO PETROLEUM CORPORATION                                                                        112,462
     25,876   VALERO ENERGY CORPORATION                                                                           784,043
                                                                                                               38,167,824
                                                                                                          ---------------
PIPELINES: 0.08%
     28,503   THE WILLIAMS COMPANIES INCORPORATED                                                                 674,096
                                                                                                          ---------------
PRIMARY METAL INDUSTRIES: 0.33%
      5,549   AK STEEL HOLDING CORPORATION<<                                                                      143,830
     40,232   ALCOA INCORPORATED                                                                                  908,439
      4,960   ALLEGHENY TECHNOLOGIES INCORPORATED                                                                 146,568
     15,658   NUCOR CORPORATION                                                                                   618,491
      6,892   PRECISION CASTPARTS CORPORATION                                                                     542,952
      4,209   TITANIUM METALS CORPORATION<<                                                                        47,730
      5,811   UNITED STATES STEEL CORPORATION                                                                     450,992
                                                                                                                2,859,002
                                                                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.29%
     33,630   CBS CORPORATION CLASS B<<                                                                           490,325
     11,283   GANNETT COMPANY INCORPORATED<<                                                                      190,796
     15,709   MCGRAW-HILL COMPANIES INCORPORATED                                                                  496,561
      1,790   MEREDITH CORPORATION<<                                                                               50,192
      5,760   NEW YORK TIMES COMPANY CLASS A<<                                                                     82,310
     10,387   RR DONNELLEY & SONS COMPANY                                                                         254,793
     30,711   VIACOM INCORPORATED CLASS B+<<                                                                      762,861
        296   WASHINGTON POST COMPANY CLASS B                                                                     164,801
                                                                                                                2,492,639
                                                                                                          ---------------
RAILROAD TRANSPORTATION: 0.62%
     13,968   BURLINGTON NORTHERN SANTA FE CORPORATION                                                          1,291,062
     20,162   CSX CORPORATION<<                                                                                 1,100,240
     18,558   NORFOLK SOUTHERN CORPORATION                                                                      1,228,725
     25,184   UNION PACIFIC CORPORATION                                                                         1,792,093
                                                                                                                5,412,120
                                                                                                          ---------------
REAL ESTATE: 0.01%
      8,507   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                                        113,743
                                                                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.04%
      7,819   SEALED AIR CORPORATION                                                                              171,940
     11,927   THE GOODYEAR TIRE & RUBBER COMPANY                                                                  182,602
                                                                                                                  354,542
                                                                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.36%
     10,730   AMERIPRISE FINANCIAL INCORPORATED                                                                   409,886
     46,142   CHARLES SCHWAB CORPORATION                                                                        1,199,692
      3,318   CME GROUP INCORPORATED                                                                            1,232,670

                    40 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (continued)
     26,572   E*TRADE FINANCIAL CORPORATION+<<                                                            $        74,402
      4,346   FEDERATED INVESTORS INCORPORATED CLASS B                                                            125,382
      7,531   FRANKLIN RESOURCES INCORPORATED                                                                     663,707
     21,489   GOLDMAN SACHS GROUP INCORPORATED                                                                  2,750,592
      3,728   INTERCONTINENTAL EXCHANGE INCORPORATED+                                                             300,775
     19,129   INVESCO LIMITED<<                                                                                   401,326
      7,010   LEGG MASON INCORPORATED                                                                             266,801
     75,749   MERRILL LYNCH & COMPANY INCORPORATED                                                              1,916,450
     54,854   MORGAN STANLEY                                                                                    1,261,642
     13,156   NYSE EURONEXT INCORPORATED<<                                                                        515,452
     12,798   T. ROWE PRICE GROUP INCORPORATED<<                                                                  687,381
                                                                                                               11,806,158
                                                                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.14%
     78,047   CORNING INCORPORATED                                                                              1,220,655
                                                                                                          ---------------
TOBACCO PRODUCTS: 0.97%
    101,878   ALTRIA GROUP INCORPORATED                                                                         2,021,260
      8,602   LORILLARD INCORPORATED                                                                              612,032
    101,951   PHILIP MORRIS INTERNATIONAL                                                                       4,903,843
      8,408   REYNOLDS AMERICAN INCORPORATED                                                                      408,797
      7,298   UST INCORPORATED                                                                                    485,609
                                                                                                                8,431,541
                                                                                                          ---------------
TRANSPORTATION BY AIR: 0.06%
     36,301   SOUTHWEST AIRLINES COMPANY                                                                          526,728
                                                                                                          ---------------
TRANSPORTATION EQUIPMENT: 1.73%
     36,614   BOEING COMPANY                                                                                    2,099,813
    111,851   FORD MOTOR COMPANY<<                                                                                581,625
     19,649   GENERAL DYNAMICS CORPORATION                                                                      1,446,559
     28,003   GENERAL MOTORS CORPORATION<<                                                                        264,628
      8,003   GENUINE PARTS COMPANY                                                                               321,801
      6,187   GOODRICH CORPORATION                                                                                257,379
     11,639   HARLEY-DAVIDSON INCORPORATED                                                                        434,135
     36,821   HONEYWELL INTERNATIONAL INCORPORATED                                                              1,529,913
      8,989   ITT CORPORATION                                                                                     499,878
     29,369   JOHNSON CONTROLS INCORPORATED                                                                       890,762
     16,467   LOCKHEED MARTIN CORPORATION                                                                       1,805,936
     16,695   NORTHROP GRUMMAN CORPORATION                                                                      1,010,715
     17,971   PACCAR INCORPORATED<<                                                                               686,312
     12,293   TEXTRON INCORPORATED                                                                                359,939
     47,699   UNITED TECHNOLOGIES CORPORATION                                                                   2,864,802
                                                                                                               15,054,197
                                                                                                          ---------------
TRANSPORTATION SERVICES: 0.09%
      8,409   C.H. ROBINSON WORLDWIDE INCORPORATED                                                                428,523
     10,538   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED                                                 367,144
                                                                                                                  795,667
                                                                                                          ---------------
TRAVEL & RECREATION: 0.11%
     21,612   CARNIVAL CORPORATION<<                                                                              763,984
     10,350   EXPEDIA INCORPORATED+<<                                                                             156,389
                                                                                                                  920,373
                                                                                                          ---------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.45%
      7,837   AMERISOURCEBERGEN CORPORATION                                                                       295,063
      3,880   BROWN-FORMAN CORPORATION CLASS B                                                                    278,623

                    Wells Fargo Advantage Allocation Funds 41


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
WHOLESALE TRADE NON-DURABLE GOODS (continued)
      7,535   DEAN FOODS COMPANY+                                                                         $       176,018
     13,647   MCKESSON CORPORATION                                                                                734,345
     19,405   NIKE INCORPORATED CLASS B<<                                                                       1,298,195
     10,505   SUPERVALU INCORPORATED                                                                              227,959
     29,775   SYSCO CORPORATION                                                                                   917,963
                                                                                                                3,928,166
                                                                                                          ---------------
WHOLESALE TRADE-DURABLE GOODS: 0.20%
     20,537   KIMBERLY-CLARK CORPORATION                                                                        1,331,619
      4,505   PATTERSON COMPANIES INCORPORATED+                                                                   136,997
      3,205   W.W. GRAINGER INCORPORATED                                                                          278,739
                                                                                                                1,747,355
                                                                                                          ---------------
Total Common Stocks (Cost $517,529,754)                                                                       503,512,435
                                                                                                          ---------------

 PRINCIPAL                                                                INTEREST RATE   MATURITY DATE
-----------                                                               -------------   -------------
ASSET BACKED SECURITIES: 0.08%
$   720,454   COMMUNITY PROGRAM LOAN TRUST SERIES 1987-A CLASS A4             4.50%         10/01/2018            718,372
Total Asset Backed Securities (Cost $720,454)                                                                     718,372
                                                                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.13%
    309,756   BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2005-10
                 CLASS 6A1                                                    5.50          11/25/2020            281,201
     38,964   CITIGROUP MORTGAGE LOAN TRUST INCORPORATED
                 SERIES 2004-HYB4 CLASS AA+/-                                 2.81          12/25/2034             33,501
    300,000   CITIGROUP MORTGAGE LOAN TRUST INCORPORATED
                 SERIES 2006-NCB1 CLASS 2A2+/-                                2.58          05/15/2036            200,485
     17,872   COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2006-0C8
                 CLASS 2A1C+/-                                                2.54          11/25/2036             17,736
    140,663   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57
                 CLASS 2A1+/-                                                 6.00          07/25/2043            139,797
    160,639   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59
                 CLASS 2A1+/-                                                 5.92          10/25/2043            159,434
    241,229   FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                      9.50          11/25/2031            263,506
     30,046   TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1                2.96          12/25/2034             25,997
Total Collateralized Mortgage Obligations (Cost $1,271,825)                                                     1,121,657
                                                                                                          ---------------
Agency Securities: 0.05%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 0.00%
      1,084   FHLMC #170151                                                  10.50          01/01/2016              1,239
        211   FHLMC #254325                                                  10.25          03/01/2015                213
                                                                                                                    1,452
                                                                                                          ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 0.05%
    413,602   FNMA #735613                                                    6.00          02/01/2035            421,408
                                                                                                          ---------------
Total Agency Securities (Cost $422,392)                                                                           422,860
                                                                                                          ---------------
Collateral for Securities Lending: 45.30%

   SHARES
-----------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 4.20%
  9,133,244   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                         9,133,244
  9,133,244   DREYFUS CASH MANAGEMENT FUND                                                                      9,133,244
  9,133,244   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                            9,133,244
  9,133,244   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                   9,133,244
                                                                                                               36,532,976
                                                                                                          ---------------

 PRINCIPAL
-----------
COLLATERAL INVESTED IN OTHER ASSETS: 41.10%
$ 6,924,796   ATLANTIS ONE FUNDING CORPORATION++                              6.75          10/01/2008          6,924,796
 52,403,859   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $52,403,861)      2.25          10/01/2008         52,403,859

                    42 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

 PRINCIPAL    SECURITY NAME                                               INTEREST RATE   MATURITY DATE        VALUE
-----------   ---------------------------------------------------------   -------------   -------------   ---------------
COLLATERAL INVESTED IN OTHER ASSETS: (continued)
$ 7,486,266   BASF FINANCE EUROPE NV+++/-                                     2.80%         10/17/2008    $     7,485,266
  1,676,060   CHEYNE FINANCE LLC+++/-####(a)(i)                               2.08          02/25/2008             27,655
  1,635,150   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY
                 VALUE $1,635,151)                                            1.15          10/01/2008          1,635,150
 65,209,117   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $65,209,119)                                                 2.25          10/01/2008         65,209,117
  3,555,369   GRYPHON FUNDING LIMITED(a)(i)                                   0.00          08/23/2009          1,549,074
  5,240,386   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)             2.58          10/16/2008          5,240,386
  7,025,860   JPMORGAN CHASE REPURCHASE AGREEMENT -102% COLLATERALIZED
                 BY MONEY MARKET SECURITIES (MATURITY VALUE $7,025,867)       6.75          10/01/2008          7,025,860
 65,209,117   JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $65,209,119)                                                 1.75          10/01/2008         65,209,117
  6,924,796   MATCHPOINT MASTER TRUST++                                       6.75          10/01/2008          6,924,796
  3,743,133   METLIFE GLOBAL FUNDING I+++/-                                   3.19          10/21/2008          3,742,886
  6,924,796   MONT BLANC CAPITAL CORPORATION++                                7.50          10/01/2008          6,924,796
  2,302,027   MORGAN STANLEY+/-                                               2.64          10/15/2008          2,302,027
 48,907,773   MORGAN STANLEY REPURCHASE AGREEMENT -102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $48,907,774)                                                 1.00          10/01/2008         48,907,773
  2,245,880   ROYAL BANK OF CANADA                                            0.25          10/01/2008          2,245,880
  6,288,463   ROYAL BANK OF CANADA                                            8.00          10/01/2008          6,288,463
  5,390,111   ROYAL BANK OF CANADA                                           10.00          10/01/2008          5,390,111
  6,677,749   ROYAL BANK OF CANADA                                           11.00          10/01/2008          6,677,749
  5,390,111   ROYAL BANK OF CANADA                                           12.00          10/01/2008          5,390,111
  6,924,796   STARBIRD FUNDING CORPORATION++                                  7.00          10/01/2008          6,924,796
 14,972,531   TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-(a)                    2.26          10/31/2008         14,972,531
  6,924,796   TULIP FUNDING CORPORATION++                                     6.75          10/01/2008          6,924,796
  3,743,133   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-              2.52          10/08/2008          3,743,043
  6,924,796   VERSAILLES CP LLC++                                             7.00          10/01/2008          6,924,796
  5,989,013   VICTORIA FINANCE LLC+++/-####(a)(i)                             4.05          04/03/2008          4,611,540
  3,743,133   VICTORIA FINANCE LLC+/-####(a)(i)                               3.95          05/02/2008          2,882,212
  3,743,133   VICTORIA FINANCE LLC+++/-####(a)(i)                             7.10          08/07/2008          2,882,212
                                                                                                              357,370,798
                                                                                                          ---------------
Total Collateral for Securities Lending (Cost $397,301,409)                                                   393,903,774
                                                                                                          ---------------
US Treasury Securities: 38.54%
US TREASURY BONDS: 38.54%
 33,669,000   US TREASURY BOND<<                                              4.38          02/15/2038         34,097,741
 53,868,000   US TREASURY BOND<<                                              4.50          02/15/2036         55,290,438
 22,697,000   US TREASURY BOND<<                                              4.50          05/15/2038         23,431,112
 31,433,000   US TREASURY BOND<<                                              4.75          02/15/2037         33,623,503
 31,781,000   US TREASURY BOND<<                                              5.00          05/15/2037         35,353,884
 21,219,000   US TREASURY BOND<<                                              5.25          11/15/2028         23,508,339
 21,734,000   US TREASURY BOND<<                                              5.25          02/15/2029         24,099,268
 33,703,000   US TREASURY BOND<<                                              5.38          02/15/2031         38,297,663
 20,294,000   US TREASURY BOND<<                                              6.13          08/15/2029         25,013,938
 33,700,000   US TREASURY BOND<<                                              6.25          05/15/2030         42,325,111
                                                                                                              335,040,997
                                                                                                          ---------------
Total US Treasury Securities (Cost $323,043,708)                                                              335,040,997
                                                                                                          ---------------

                    Wells Fargo Advantage Allocation Funds 43


Portfolio of Investments--September 30, 2008

ASSET ALLOCATION FUND

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
Short-Term Investments: 2.19%
MUTUAL FUNDS:0.01%
     78,228   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                $        78,228
                                                                                                          ---------------

 PRINCIPAL    SECURITY NAME                                               INTEREST RATE   MATURITY DATE
-----------   ---------------------------------------------------------   -------------   -------------
US TREASURY BILLS: 2.18%
$    745,00   US TREASURY BILL###                                             0.30%         11/06/2008            744,444
     30,000   US TREASURY BILL###                                             1.16          02/05/2009             29,889
     60,000   US TREASURY BILL###                                             1.73          11/06/2008             59,908
  3,385,000   US TREASURY BILL###                                             1.76          11/06/2008          3,379,793
     10,000   US TREASURY BILL###                                             1.76          02/05/2009              9,963
  5,505,000   US TREASURY BILL###                                             1.79          02/05/2009          5,484,549
     60,000   US TREASURY BILL###                                             1.84          11/06/2008             59,908
     135,00   US TREASURY BILL###                                             1.89          11/06/2008            134,792
     210,00   US TREASURY BILL###                                             1.91          11/06/2008            209,937
  8,250,000   US TREASURY BILL###                                             1.91          02/05/2009          8,219,351
     525,00   US TREASURY BILL###                                             1.92          11/06/2008            524,193
     105,00   US TREASURY BILL###                                             1.94          11/06/2008            104,838
                                                                                                               18,961,565
                                                                                                          ---------------
Total Short-Term Investments (Cost $18,999,195)                                                                19,039,793
                                                                                                          ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $1,259,288,735)*                                                   144.20%                       $ 1,253,759,888
OTHER ASSETS AND LIABILITIES, NET                                           (44.20)                          (384,276,908)
                                                                            ------                        ---------------
TOTAL NET ASSETS                                                            100.00%                       $   869,482,980
                                                                            ------                        ---------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

(l)  Long-term security of an affiliate of the fund with a cost of $4,141,994.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $78,228.

* Cost for federal income tax purposes is $1,279,623,637 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 113,228,128
Gross unrealized depreciation                 (139,091,877)
                                             -------------
Net unrealized appreciation (depreciation)   $ (25,863,749)

The accompanying notes are an integral part of these financial statements.

                    44 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

CONSERVATIVE ALLOCATION FUND

 FACE/SHARE
   AMOUNT     SECURITY NAME                                                                                      VALUE
-----------   ---------------------------------------------------------                                      ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.26%
         NA   WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                            $  7,815,639
         NA   WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                4,509,280
         NA   WELLS FARGO ADVANTAGE EMERGING GROWTH PORTFOLIO                                                   1,051,171
         NA   WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                     7,763,560
         NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                      7,441,977
         NA   WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                            22,908,066
         NA   WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                         26,002,362
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                3,427,703
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                              3,429,663
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                               3,435,778
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                               3,403,887
         NA   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                            2,248,568
         NA   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                             16,409,790
         NA   WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                            184,361,929
         NA   WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                   3,162,758
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                              1,985,605
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                 315,886
         NA   WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                   120,638,316
         NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                         2,852,468
         NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                52,522,183
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $502,361,948)                                         475,686,589
                                                                                                             ------------

 PRINCIPAL    SECURITY NAME                                               INTEREST RATE   MATURITY DATE
-----------   ---------------------------------------------------------   -------------   -------------
SHORT-TERM INVESTMENTS: 0.40%

US TREASURY BILLS: 0.40%
$    75,000   US TREASURY BILL###                                             0.30%         11/06/2008             74,978
    325,000   US TREASURY BILL###                                             1.74          11/06/2008            324,500
  1,545,000   US TREASURY BILL###                                             1.89          02/05/2009          1,539,260
                                                                                                                1,938,738
                                                                                                             ------------
Total Short-Term Investments (Cost $1,934,226)                                                                  1,938,738
                                                                                                             ------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $504,296,174)                                                       99.66%                          $477,625,327
OTHER ASSETS AND LIABILITIES, NET                                             0.34                              1,612,452
                                                                            ------                           ------------
TOTAL NET ASSETS                                                            100.00%                          $479,237,779
                                                                            ------                           ------------

----------
##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 45


Portfolio of Investments--September 30, 2008

GROWTH BALANCED FUND

 FACE/SHARE
   AMOUNT     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 97.45%
         NA   WELLS FARGO ADVANTAGE C&B Large Cap Value Portfolio                                         $    67,930,039
         NA   WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                               39,451,540
         NA   WELLS FARGO ADVANTAGE EMERGING GROWTH PORTFOLIO                                                   9,264,152
         NA   WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                    67,786,687
         NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                     65,812,509
         NA   WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                           201,527,925
         NA   WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                         42,201,611
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                               29,454,828
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                             29,717,025
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                              29,418,185
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                              29,413,517
         NA   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                           19,668,986
         NA   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                            141,221,361
         NA   WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                            297,150,755
         NA   WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                  27,033,089
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                             17,444,038
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                               2,651,431
         NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                        24,365,631
         NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                84,714,290
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,259,429,148)                                     1,226,227,599
                                                                                                          ---------------

 PRINCIPAL                                                                INTEREST RATE   MATURITY DATE
-----------                                                               -------------   -------------
SHORT-TERM INVESTMENTS: 1.25%
US TREASURY BILLS: 1.25%
$   180,000   US TREASURY BILL###                                             0.30%          11/06/2008           179,946
  2,365,000   US TREASURY BILL###                                             1.74           11/06/2008         2,361,362
     35,000   US TREASURY BILL###                                             1.76           02/05/2009            34,870
 13,050,000   US TREASURY BILL###                                             1.89           02/05/2009        13,001,519
    140,000   US TREASURY BILL###                                             1.94           11/06/2008           139,785
                                                                                                               15,717,482
                                                                                                          ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $15,679,303)                                                                15,717,482
                                                                                                          ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,275,108,451)                                                        98.70%                       $ 1,241,945,081
OTHER ASSETS AND LIABILITIES, NET                                             1.30                             16,370,358
                                                                            ------                        ---------------
TOTAL NET ASSETS                                                            100.00%                       $ 1,258,315,439
                                                                            ------                        ---------------

----------
##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

The accompanying notes are an integral part of these financial statements.

                    46 Wells Fargo Advantage Allocation Funds


                                    Portfolio of Investments--September 30, 2008

MODERATE BALANCED FUND

 FACE/SHARE
   AMOUNT     SECURITY NAME                                                                                    VALUE
-----------   ---------------------------------------------------------                                   ---------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 98.16%
         NA   WELLS FARGO ADVANTAGE C&B Large Cap Value Portfolio                                         $    13,863,103
         NA   WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                8,008,757
         NA   WELLS FARGO ADVANTAGE EMERGING GROWTH PORTFOLIO                                                   1,876,417
         NA   WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                    13,830,819
         NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                     13,303,890
         NA   WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                            40,764,982
         NA   WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                         18,537,763
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                6,077,679
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                              6,101,279
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                               6,081,942
         NA   WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                               6,047,112
         NA   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                            3,995,462
         NA   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                             28,946,244
         NA   WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                            130,528,462
         NA   WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                   5,561,700
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                              3,538,723
         NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                 555,346
         NA   WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                    62,629,925
         NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                         4,993,538
         NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                37,224,736
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $425,785,204)                                         412,467,879
                                                                                                          ---------------

 PRINCIPAL                                                                INTEREST RATE   MATURITY DATE
-----------                                                               -------------   -------------
SHORT-TERM INVESTMENTS: 0.81%
US TREASURY BILLS: 0.81%
$   120,000   US TREASURY BILL###                                             0.30%         11/06/2008            119,964
    550,000   US TREASURY BILL###                                             1.74          11/06/2008            549,154
     40,000   US TREASURY BILL###                                             1.94          11/06/2008             39,938
     10,000   US TREASURY BILL###                                             1.76          02/05/2009              9,963
  2,715,000   US TREASURY BILL###                                             1.89          02/05/2009          2,704,914
                                                                                                                3,423,933
                                                                                                          ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,415,969)                                                                  3,423,933
                                                                                                          ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $429,201,173)                                                          98.97%                       $   415,891,812
OTHER ASSETS AND LIABILITIES, NET                                             1.03                              4,316,178
                                                                            ------                        ---------------
TOTAL NET ASSETS                                                            100.00%                       $   420,207,990
                                                                            ------                        ---------------

----------
##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                    48 Wells Fargo Advantage Allocation Funds


                        Statements of Assets and Liabilities--September 30, 2008

                                                                              Aggressive        Asset
                                                                              Allocation      Allocation
                                                                                 Fund            Fund
                                                                             ------------   --------------
ASSETS
   Investments
      In securities, at market value (including securities on loan) ......   $  2,571,914   $  853,635,426
      Investments in affiliated Master Portfolios ........................    199,068,871                0
      Collateral received for securities loaned (Note 2) .................              0      393,903,774
      Investments in affiliates ..........................................              0        6,220,688
                                                                             ------------   --------------
   Total investments at market value (see cost below) ....................    201,640,785    1,253,759,888
                                                                             ------------   --------------
   Cash ..................................................................      1,146,160           99,956
   Receivable for Fund shares issued .....................................        236,381          149,375
   Variation margin receivable on futures contracts ......................      2,048,219       14,616,019
   Receivable for investments sold .......................................              0          123,023
   Receivables for dividends and interest ................................              0        4,234,428
                                                                             ------------   --------------
Total assets .............................................................    205,071,545    1,272,982,689
                                                                             ------------   --------------
LIABILITIES
   Payable for Fund shares redeemed ......................................        522,707        2,162,804
   Payable for investments purchased .....................................              0        1,222,391
   Payable upon receipt of securities loaned (Note 2) ....................              0      398,518,988
   Payable to investment advisor and affiliates (Note 3) .................         28,488          624,566
   Payable to securities lending agent ...................................              0          591,201
   Accrued expenses and other liabilities ................................         74,943          379,759
                                                                             ------------   --------------
Total liabilities ........................................................        626,138      403,499,709
                                                                             ------------   --------------
TOTAL NET ASSETS .........................................................   $204,445,407   $  869,482,980
                                                                             ============   ==============
NET ASSETS CONSIST OF
   Paid-in capital .......................................................   $230,674,203   $  971,832,849
   Undistributed net investment income (loss) ............................      3,247,982          199,482
   Undistributed net realized gain (loss) on investments .................    (17,381,586)     (82,667,521)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in
      foreign currencies .................................................    (10,073,969)      (2,131,212)
   Net unrealized appreciation (depreciation) of securities lending ......              0       (3,397,635)
   Net unrealized appreciation (depreciation) of futures .................     (2,021,223)     (14,352,983)
                                                                             ------------   --------------
TOTAL NET ASSETS .........................................................   $204,445,407   $  869,482,980
                                                                             ============   ==============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ..................................................             NA   $  777,875,506
   Shares outstanding - Class A ..........................................             NA       44,133,998
   Net asset value per share - Class A ...................................             NA   $        17.63
   Maximum offering price per share - Class A(2) .........................             NA   $        18.70
   Net assets - Class B ..................................................             NA   $   31,831,265
   Shares outstanding - Class B ..........................................             NA        2,963,480
   Net asset value and offering price per share - Class B ................             NA   $        10.74
   Net assets - Class C ..................................................             NA   $   24,974,547
   Shares outstanding - Class C ..........................................             NA        2,326,472
   Net asset value and offering price per share - Class C ................             NA   $        10.73
   Net assets - Administrator Class ......................................   $204,445,407   $   34,801,662
   Shares outstanding - Administrator Class ..............................     17,588,124        1,971,504
   Net asset value and offering price per share - Administrator Class ....   $      11.62   $        17.65
                                                                             ------------   --------------
Investments at cost ......................................................   $211,714,742   $1,259,288,735
                                                                             ------------   --------------
Securities on loan, at market value (Note 2) .............................   $          0   $  386,407,896
                                                                             ------------   --------------

----------
(1)  Each Fund has an unlimited number of authorized shares.

(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 49


Statements of Assets and Liabilities--September 30, 2008

Conservative       Growth         Moderate
Allocation        Balanced        Balanced
   Fund             Fund            Fund
------------   --------------   ------------


$  1,938,738   $   15,717,482   $  3,423,933
 475,686,589    1,226,227,599    412,467,879
           0                0              0
           0                0              0
------------   --------------   ------------
 477,625,327    1,241,945,081    415,891,812
------------   --------------   ------------
     723,155        7,116,430      2,315,330
     288,528          565,368         79,503
   1,541,294       12,491,575      2,723,875
           0                0              0
           0                0              3
------------   --------------   ------------
 480,178,304    1,262,118,454    421,010,523
------------   --------------   ------------

     737,471        3,065,089        584,820
           0                0              0
           0                0              0
      62,736          253,595         68,711
           0                0              0
     140,318          484,331        149,002
------------   --------------   ------------
     940,525        3,803,015        802,533
------------   --------------   ------------
$479,237,779   $1,258,315,439   $420,207,990
============   ==============   ============

$497,628,751   $1,332,412,354   $431,889,550
  15,119,337       25,330,878     10,933,364
  (5,318,781)     (53,852,183)    (6,609,052)


 (26,670,852)     (33,163,199)   (13,309,348)
           0                0              0
  (1,520,676)     (12,412,411)    (2,696,524)
------------   --------------   ------------
$479,237,779   $1,258,315,439   $420,207,990
============   ==============   ============

          NA   $   55,626,280   $  8,524,387
          NA        2,170,532        477,470
          NA   $        25.63   $      17.85
          NA   $        27.19   $      18.94
          NA   $   31,891,760   $  2,177,301
          NA        1,404,818        123,212
          NA   $        22.70   $      17.67
          NA   $    9,587,596   $  1,677,002
          NA          421,136         95,045
          NA   $        22.77   $      17.64
$479,237,779   $1,161,209,803   $407,829,300
  26,971,774       49,853,213     22,685,768
$      17.77   $        23.29   $      17.98
------------   --------------   ------------
$504,296,174   $1,275,108,451   $429,201,173
------------   --------------   ------------
$          0   $            0   $          0
------------   --------------   ------------

                    50 Wells Fargo Advantage Allocation Funds


                 Statements of Operations--For the Year Ended September 30, 2008

                                                                                               Aggressive        Asset
                                                                                               Allocation     Allocation
                                                                                                  Fund            Fund
                                                                                              ------------   -------------
INVESTMENT INCOME
   Dividends(1) ...........................................................................   $          0   $  11,759,425
   Dividends allocated from affiliated Master Portfolios ..................................      3,856,860               0
   Dividends from affiliated securities ...................................................              0         198,699
   Interest ...............................................................................         90,881      17,378,443
   Interest allocated from affiliated Master Portfolios ...................................      2,458,985               0
   Interest from affiliated securities ....................................................              0         642,845
   Securities lending income, net .........................................................              0       1,994,064
   Expenses allocated from affiliated Master Portfolios ...................................     (1,293,991)              0
   Waivers allocated from affiliated Master Portfolios ....................................        106,071               0
                                                                                              ------------   -------------
Total investment income ...................................................................      5,218,806      31,973,476
                                                                                              ------------   -------------
EXPENSES
   Advisory fees ..........................................................................        581,067       6,014,598
   Administration fees
   Fund Level .............................................................................        116,213         481,007
   Class A ................................................................................             NA       2,330,886
   Class B ................................................................................             NA         154,382
   Class C ................................................................................             NA          86,724
   Administrator Class ....................................................................        232,427          43,446
   Custody fees ...........................................................................              0         192,403
   Shareholder servicing fees (Note 3) ....................................................        581,067       2,400,692
   Accounting fees ........................................................................         38,604          69,924
   Distribution fees (Note 3)
   Class B ................................................................................             NA         413,523
   Class C ................................................................................             NA         232,295
   Professional fees ......................................................................         14,418          23,328
   Registration fees ......................................................................         25,291          53,394
   Shareholder reports ....................................................................         14,244         336,601
   Trustees' fees .........................................................................          8,646           8,646
   Other fees and expenses ................................................................          9,445          57,953
                                                                                              ------------   -------------
Total expenses ............................................................................      1,621,422      12,899,802
                                                                                              ------------   -------------
LESS
   Waived fees and reimbursed expenses (Note 3) ...........................................       (483,563)     (1,299,435)
   Net expenses ...........................................................................      1,137,859      11,600,367
                                                                                              ------------   -------------
Net investment income (loss) ..............................................................      4,080,947      20,373,109
                                                                                              ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation ........................         14,020      38,857,075
   Securities lending .....................................................................              0      (1,808,780)
   Futures transactions ...................................................................     (9,725,058)    (63,697,764)
   Affiliated securities ..................................................................              0         131,406
   Securities transactions allocated from Master Portfolios ...............................     (4,394,646)              0
   Forward foreign currency contracts allocated from Master Portfolios ....................         (1,464)              0
   Futures transactions allocated from Master Portfolios ..................................        129,648               0
   Options, swap agreement and short sale transactions allocated from Master Portfolios ...         16,622               0
                                                                                              ------------   -------------
Net realized gain and loss from investments ...............................................    (13,960,878)    (26,518,063)
                                                                                              ------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation ........................              0    (151,558,765)
   Securities lending .....................................................................              0      (3,397,635)
   Futures transactions ...................................................................     (3,305,583)    (19,856,774)
   Securities transactions allocated from Master Portfolios ...............................    (49,172,720)              0
   Forwards, futures, options, swaps and short sales allocated from Master Portfolios .....       (118,149)              0
                                                                                              ------------   -------------
Net change in unrealized appreciation (depreciation) of investments .......................    (52,596,452)   (174,813,174)
                                                                                              ------------   -------------
Net realized and unrealized gain (loss) on investments ....................................    (66,557,330)   (201,331,237)
                                                                                              ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $(62,476,383)  $(180,958,128)
                                                                                              ============   =============
(1) Net of foreign withholding taxes allocated from the masters ...........................   $     99,012   $           0

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 51


Statements of Operations--For the Year Ended September 30, 2008

Conservative       Growth         Moderate
 Allocation       Balanced        Balanced
    Fund            Fund            Fund
------------   -------------   -------------

$          0   $           0   $          0
   3,421,190      21,609,523      4,703,903
           0               0              0
      73,429         634,165        148,640
  22,238,722      28,966,952     14,817,737
           0               0              0
           0               0              0
  (2,618,404)     (8,351,972)    (2,438,225)
     494,736         888,070        363,341
------------   -------------   ------------
  23,609,673      43,746,738     17,595,396
------------   -------------   ------------

   1,382,075       3,911,611      1,220,227

     276,415         782,322        244,045
          NA         202,526         26,700
          NA         138,614          8,142
          NA          34,591          5,303
     552,830       1,430,455        473,753
           0               0              0
   1,382,075       3,903,754      1,219,796
      46,153          94,589         59,967

          NA         371,287         21,810
          NA          92,655         14,205
      16,610          14,095         14,840
      24,686          77,869         56,825
      26,951         178,135        119,196
       8,646           8,646          8,646
      15,788          41,291         16,755
------------   -------------   ------------
   3,732,229      11,282,440      3,510,210
------------   -------------   ------------

  (1,155,030)     (3,073,605)    (1,118,243)
   2,577,199       8,208,835      2,391,967
------------   -------------   ------------
  21,032,474      35,537,903     15,203,429
------------   -------------   ------------


           0         146,443         62,545
           0               0              0
  (7,290,096)    (65,956,077)   (13,255,291)
           0               0              0
   2,599,488      35,615,611     10,335,998
        (738)         (7,075)        (1,461)
   2,837,714       4,811,665      1,999,604
      91,923         176,766         68,246
------------   -------------   ------------
  (1,761,709)    (25,212,667)      (790,359)
------------   -------------   ------------

           0               0              0
           0               0              0
  (2,532,211)    (21,828,777)    (4,463,941)
 (52,661,961)   (335,138,022)   (76,474,997)
    (146,165)     (1,223,775)      (143,683)
------------   -------------   ------------
 (55,340,337)   (358,190,574)   (81,082,621)
------------   -------------   ------------
 (57,102,046)   (383,403,241)   (81,872,980)
------------   -------------   ------------
$(36,069,572)  $(347,865,338)  $(66,669,551)
============   =============   ============
$     60,155   $     537,406   $    106,085

                   52 Wells Fargo Advantage Allocation Funds


                                             Statements of Changes in Net Assets

                                                                           AGGRESSIVE ALLOCATION FUND
                                                                         -----------------------------
                                                                            For the         For the
                                                                           Year Ended      Year Ended
                                                                         September 30,   September 30,
                                                                              2008            2007
                                                                         -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..............................................   $ 273,273,187   $ 223,487,636
OPERATIONS
   Net investment income (loss) ......................................       4,080,947       3,926,847
   Net realized gain (loss) on investments ...........................     (13,960,878)     21,447,357
   Net change in unrealized appreciation (depreciation) of
      investments ....................................................     (52,596,452)     15,291,168
                                                                         -------------   -------------
Net increase (decrease) in net assets resulting from operations ......     (62,476,383)     40,665,372
                                                                         -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
   Class A ...........................................................              NA              NA
   Class B ...........................................................              NA              NA
   Class C ...........................................................              NA              NA
   Administrator Class ...............................................      (4,228,068)     (2,907,837)
   Net realized gain on sales of investments
   Class A ...........................................................              NA              NA
   Class B ...........................................................              NA              NA
   Class C ...........................................................              NA              NA
   Administrator Class ...............................................     (22,591,814)    (12,552,487)
                                                                         -------------   -------------
Total distributions to shareholders ..................................     (26,819,882)    (15,460,324)
                                                                         -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A (Note 1) ......................              NA              NA
   Reinvestment of distributions - Class A ...........................              NA              NA
   Cost of shares redeemed - Class A .................................              NA              NA
                                                                         -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A .........................................              NA              NA
                                                                         -------------   -------------
   Proceeds from shares sold - Class B ...............................              NA              NA
   Reinvestment of distributions - Class B ...........................              NA              NA
   Cost of shares redeemed - Class B .................................              NA              NA
                                                                         -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class B .........................................              NA              NA
                                                                         -------------   -------------
   Proceeds from shares sold - Class C ...............................              NA              NA
   Reinvestment of distributions - Class C ...........................              NA              NA
   Cost of shares redeemed - Class C .................................              NA              NA
                                                                         -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C .........................................              NA              NA
                                                                         -------------   -------------
   Proceeds from shares sold - Administrator Class (Note 1) ..........     182,354,626     133,973,540
   Reinvestment of distributions - Administrator Class ...............      27,591,433      15,434,885
   Cost of shares redeemed - Administrator Class .....................    (189,477,574)   (124,827,922)
                                                                         -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class .............................      20,468,485      24,580,503
                                                                         -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Total ...........................................      20,468,485      24,580,503
                                                                         -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS ................................     (68,827,780)     49,785,551
                                                                         =============   =============
ENDING NET ASSETS ....................................................   $ 204,445,407   $ 273,273,187
                                                                         =============   =============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Allocation Funds 53


Statements of Changes in Net Assets

     ASSET ALLOCATION FUND           CONSERVATIVE ALLOCATION FUND          GROWTH BALANCED FUND
--------------------------------    ------------------------------   -------------------------------
    For the           For the          For the          For the          For the          For the
  Year Ended        Year Ended       Year Ended        Year Ended      Year Ended       Year Ended
 September 30,     September 30,    September 30,    September 30,    September 30,    September 30,
     2008              2007             2008              2007            2008             2007
--------------    --------------    -------------    -------------   --------------   --------------

$1,085,566,829    $1,112,227,954    $ 615,216,030    $ 515,658,362   $1,964,983,190   $2,073,810,460

    20,373,109        22,612,528       21,032,474       21,292,067       35,537,903       42,839,582
   (26,518,063)       58,282,702       (1,761,709)      15,091,208      (25,212,667)     178,102,605

  (174,813,174)       72,041,874      (55,340,337)       7,217,573      358,190,574)      81,059,525
--------------    --------------    -------------    -------------   --------------   --------------
  (180,958,128)      152,937,104      (36,069,572)      43,600,848     (347,865,338)     302,001,712
--------------    --------------    -------------    -------------   --------------   --------------


   (18,240,104)      (19,026,268)              NA               NA       (1,515,004)      (1,123,070)
      (688,334)       (1,326,634)              NA               NA         (835,796)        (685,208)
      (434,716)         (495,100)              NA               NA         (191,471)        (157,410)
    (1,036,146)       (1,671,847)     (22,620,815)     (17,563,812)     (40,627,880)     (39,169,481)

   (43,843,258)      (16,199,697)              NA               NA       (7,143,581)      (3,574,063)
    (3,556,051)       (2,169,682)              NA               NA       (6,253,922)      (4,075,275)
    (1,711,356)         (665,945)              NA               NA       (1,428,737)        (909,437)
    (2,350,485)       (1,447,613)     (16,654,798)      (7,736,762)    (169,076,464)    (109,292,276)
--------------    --------------    -------------    -------------   --------------   --------------
   (71,860,450)      (43,002,786)     (39,275,613)     (25,300,574)    (227,072,855)    (158,986,220)
--------------    --------------    -------------    -------------   --------------   --------------

   262,546,738        52,832,471               NA               NA       29,470,946       48,234,102
    59,895,047        33,867,809               NA               NA        8,441,936        4,580,343
  (240,948,806)     (132,223,615)              NA               NA      (37,146,509)     (43,792,807)
--------------    --------------    -------------    -------------   --------------   --------------

    81,492,979       (45,523,335)              NA               NA          766,373        9,021,638
--------------    --------------    -------------    -------------   --------------   --------------
     1,628,336         3,127,586               NA               NA          811,274        2,152,647
     3,997,479         3,248,221               NA               NA        6,923,700        4,642,836
   (44,473,716)      (57,403,237)              NA               NA      (23,977,475)     (19,231,949)
--------------    --------------    -------------    -------------   --------------   --------------
   (38,847,901)      (51,027,430)              NA               NA      (16,242,501)     (12,436,466)
--------------    --------------    -------------    -------------   --------------   --------------
     1,599,242         1,589,355               NA               NA          587,334          709,420
     1,828,057           969,810               NA               NA        1,553,322        1,016,360
    (6,190,799)       (6,374,622)              NA               NA       (3,345,946)      (3,981,898)
--------------    --------------    -------------    -------------   --------------   --------------

    (2,763,500)       (3,815,457)              NA               NA       (1,205,290)      (2,256,118)
--------------    --------------    -------------    -------------   --------------   --------------
    10,025,699        11,934,008      298,506,785      550,398,406      770,040,963      308,155,406
     3,350,804         3,087,450       39,232,748       25,254,153      208,915,858      147,475,537
   (16,523,352)      (51,250,679)    (398,372,599)    (494,395,165)   1,094,004,961)    (701,802,759)
--------------    --------------    -------------    -------------   --------------   --------------

    (3,146,849)      (36,229,221)     (60,633,066)      81,257,394     (115,048,140)    (246,171,816)
--------------    --------------    -------------    -------------   --------------   --------------

    36,734,729      (136,595,443)     (60,633,066)      81,257,394     (131,729,558)    (251,842,762)
--------------    --------------    -------------    -------------   --------------   --------------
  (216,083,849)      (26,661,125)    (135,978,251)      99,557,668     (706,667,751)    (108,827,270)
==============    ==============    =============    =============   ==============   ==============
$  869,482,980    $1,085,566,829    $ 479,237,779    $ 615,216,030   $1,258,315,439   $1,964,983,190
==============    ==============    =============    =============   ==============   ==============

                   54 Wells Fargo Advantage Allocation Funds


                                             Statements of Changes in Net Assets

                                                                     AGGRESSIVE ALLOCATION FUND
                                                              ---------------------------------------
                                                                    For the              For the
                                                                  Year Ended           Year Ended
                                                              September 30, 2008   September 30, 2007
                                                              ------------------   ------------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A (Note 1) .........................               NA                   NA
   Shares issued in reinvestment of distributions -
      Class A .............................................               NA                   NA
   Shares redeemed - Class A ..............................               NA                   NA
                                                                 -----------          -----------
Net increase (decrease) in shares outstanding - Class A ...               NA                   NA
                                                                 -----------          -----------
   Shares sold - Class B ..................................               NA                   NA
   Shares issued in reinvestment of distributions -
      Class B .............................................               NA                   NA
   Shares redeemed - Class B ..............................               NA                   NA
                                                                 -----------          -----------
Net increase (decrease) in shares outstanding - Class B ...               NA                   NA
                                                                 -----------          -----------
   Shares sold - Class C ..................................               NA                   NA
   Shares issued in reinvestment of distributions -
      Class C .............................................               NA                   NA
   Shares redeemed - Class C ..............................               NA                   NA
                                                                 -----------          -----------
Net increase (decrease) in shares outstanding - Class C ...               NA                   NA
                                                                 -----------          -----------
   Shares sold - Administrator Class (Note 1) .............       13,354,506            8,374,565
   Shares issued in reinvestment of distributions -
      Administrator Class .................................        1,802,244              993,991
   Shares redeemed - Administrator Class ..................      (13,716,507)          (7,805,613)
                                                                 -----------          -----------
Net increase (decrease) in shares outstanding -
   Administrator Class ....................................        1,440,243            1,562,943
                                                                 -----------          -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ........................        1,440,243            1,562,943
                                                                 ===========          ===========
Ending balance of undistributed net investment income
   (loss) .................................................      $ 3,247,982          $ 3,402,524
                                                                 -----------          -----------

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 55


Statements of Changes in Net Assets

         ASSET ALLOCATION FUND                  CONSERVATIVE ALLOCATION FUND                  GROWTH BALANCED FUND
---------------------------------------   ---------------------------------------   ---------------------------------------
      For the              For the              For the              For the              For the              For the
    Year Ended           Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

     14,070,471           2,398,133                    NA                   NA              976,635            1,399,849

      2,861,327           1,544,432                    NA                   NA              265,909              136,178
    (12,370,195)         (6,000,554)                   NA                   NA           (1,264,942)          (1,269,782)
   ------------         -----------          ------------         ------------         ------------         ------------
      4,561,603          (2,057,989)                   NA                   NA              (22,398)             266,245
   ------------         -----------          ------------         ------------         ------------         ------------
        127,660             233,137                    NA                   NA               28,454               69,819

        309,381             244,539                    NA                   NA              245,656              153,383
     (3,528,312)         (4,290,435)                   NA                   NA             (902,195)           (620,154)
   ------------         -----------          ------------         ------------         ------------         ------------
     (3,091,271)         (3,812,759)                   NA                   NA             (628,085)           (396,952)
   ------------         -----------          ------------         ------------         ------------         ------------
        125,782             118,885                    NA                   NA               21,860               22,917

        142,179              72,902                    NA                   NA               54,954               33,491
       (502,168)           (475,954)                   NA                   NA             (122,801)           (127,664)
   ------------         -----------          ------------         ------------         ------------         ------------
       (234,207)           (284,167)                   NA                   NA              (45,987)            (71,256)
   ------------         -----------          ------------         ------------         ------------         ------------
        478,950             543,393            15,349,895           27,791,867           29,136,165           9,692,974

        159,759             140,862             2,024,122            1,293,476            7,215,373           4,767,969
       (810,628)         (2,282,419)          (20,640,129)         (24,972,535)         (40,704,103)        (22,217,329)
   ------------         -----------          ------------         ------------         ------------         ------------

       (171,919)         (1,598,164)           (3,266,112)           4,112,808           (4,352,565)         (7,756,386)
   ------------         -----------          ------------         ------------         ------------         ------------

      1,064,206          (7,753,079)           (3,266,112)           4,112,808           (5,049,035)         (7,958,349)
   ============         ===========          ============         ============         ============         ============

   $    199,482         $   356,969          $ 15,119,337         $ 16,668,794         $ 25,330,878         $ 32,978,433
   ------------         -----------          ------------         ------------         ------------         ------------

                    56 Wells Fargo Advantage Allocation Funds


                                             Statements of Changes in Net Assets

                                                                                      MODERATE BALANCED FUND
                                                                              ---------------------------------------
                                                                                    For the              For the
                                                                                  Year Ended           Year Ended
                                                                              September 30, 2008   September 30, 2007
                                                                              ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning Net Assets ...................................................     $ 549,301,132        $ 569,104,796
OPERATIONS
   Net investment income (loss) ...........................................        15,203,429           16,537,592
   Net realized gain (loss) on investments ................................          (790,359)          35,490,880
   Net change in unrealized appreciation (depreciation) of investments ....       (81,082,621)           8,810,517
                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from operations ...........       (66,669,551)          60,838,989
                                                                                -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
   Class A ................................................................          (299,039)            (201,725)
   Class B ................................................................           (65,799)             (72,560)
   Class C ................................................................           (43,988)             (36,099)
   Administrator Class ....................................................       (16,370,580)         (16,487,073)
   Net realized gain on sales of investments
   Class A ................................................................          (690,415)            (298,489)
   Class B ................................................................          (222,775)            (152,456)
   Class C ................................................................          (137,371)             (73,756)
   Administrator Class ....................................................       (35,378,727)         (24,058,820)
                                                                                -------------        -------------
Total distributions to shareholders .......................................       (53,208,694)         (41,380,978)
                                                                                -------------        -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ....................................         4,902,016           10,982,580
   Reinvestment of distributions - Class A ................................           949,902              485,320
   Cost of shares redeemed - Class A ......................................        (4,850,670)          (7,576,233)
                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Class A ...........................................         1,001,248            3,891,667
                                                                                -------------        -------------
   Proceeds from shares sold - Class B ....................................           617,952            1,172,341
   Reinvestment of distributions - Class B ................................           267,680              217,924
   Cost of shares redeemed - Class B ......................................        (1,713,788)          (1,090,707)
                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Class B ...........................................          (828,156)             299,558
                                                                                -------------        -------------
   Proceeds from shares sold - Class C ....................................           259,846              714,219
   Reinvestment of distributions - Class C ................................           172,129              101,588
   Cost of shares redeemed - Class C ......................................          (326,145)            (454,594)
                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Class C ...........................................           105,830              361,213
                                                                                -------------        -------------
   Proceeds from shares sold - Administrator Class (Note 1) ...............       196,855,694          138,713,131
   Reinvestment of distributions - Administrator Class ....................        51,589,865           40,286,028
   Cost of shares redeemed - Administrator Class ..........................      (257,939,378)        (222,813,272)
                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Administrator Class ...............................        (9,493,819)         (43,814,113)
                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Total .............................................        (9,214,897)         (39,261,675)
                                                                                -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS .....................................      (129,093,142)         (19,803,664)
                                                                                =============        =============
ENDING NET ASSETS .........................................................     $ 420,207,990        $ 549,301,132
                                                                                =============        =============

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 57


Statements of Changes in Net Assets

                                                                                       MODERATE BALANCED FUND
                                                                              ---------------------------------------
                                                                                    For the              For the
                                                                                  Year Ended           Year Ended
                                                                              September 30, 2008   September 30, 2007
                                                                              ------------------   ------------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..................................................           242,046              493,788
   Shares issued in reinvestment of distributions - Class A ...............            45,814               22,404
   Shares redeemed - Class A ..............................................          (242,580)            (339,660)
                                                                                 ------------         ------------
   Net increase (decrease) in shares outstanding - Class A ................            45,280              176,532
                                                                                 ------------         ------------
   Shares sold - Class B ..................................................            30,890               53,733
   Shares issued in reinvestment of distributions - Class B ...............            13,017               10,132
   Shares redeemed - Class B ..............................................           (84,894)             (50,569)
                                                                                 ------------         ------------
   Net increase (decrease) in shares outstanding - Class B ................           (40,987)              13,296
                                                                                 ------------         ------------
   Shares sold - Class C ..................................................            13,061               32,792
   Shares issued in reinvestment of distributions - Class C ...............             8,380                4,722
   Shares redeemed - Class C ..............................................           (16,714)             (20,792)
                                                                                 ------------         ------------
   Net increase (decrease) in shares outstanding - Class C ................             4,727               16,722
                                                                                 ------------         ------------
   Shares sold - Administrator Class (Note 1) .............................         9,719,006            6,273,852
   Shares issued in reinvestment of distributions - Administrator Class ...         2,471,148            1,851,139
   Shares redeemed - Administrator Class ..................................       (12,813,788)         (10,118,978)
                                                                                 ------------         ------------
   Net increase (decrease) in shares outstanding - Administrator Class ....          (623,634)          (1,993,987)
                                                                                 ------------         ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................          (614,614)          (1,787,437)
                                                                                 ------------         ------------
Ending balance of undistributed net investment income (loss) ..............      $ 10,933,364         $ 12,504,077
                                                                                 ------------         ------------

The accompanying notes are an integral part of these financial statements.

                   58 Wells Fargo Advantage Allocation Funds


                                                            Financial Highlights

                                                      Beginning       Net       Net Realized    Distributions
                                                      Net Asset   Investment   and Unrealized      from Net      Distributions
                                                      Value Per     Income       Gain (Loss)      Investment       from Net
                                                        Share       (Loss)     on Investments       Income      Realized Gains
                                                      ---------   ----------   --------------   -------------   --------------
AGGRESSIVE ALLOCATION FUND
Administrator Class
October 1, 2007 to September 30, 2008 .............     $16.92      0.21           (3.91)           (0.23)          (1.37)
October 1, 2006 to September 30, 2007 .............     $15.32      0.23            2.39            (0.18)          (0.84)
October 1, 2005 to September 30, 2006 .............     $14.57      0.22            1.08            (0.20)          (0.35)
October 1, 2004 to September 30, 2005 .............     $13.09      0.19            1.45            (0.16)           0.00
October 1, 2003 to September 30, 2004 .............     $11.85      0.14            1.26            (0.16)           0.00
ASSET ALLOCATION FUND
Class A
October 1, 2007 to September 30, 2008 .............     $23.12      0.44(6)        (4.36)           (0.44)          (1.13)
October 1, 2006 to September 30, 2007 .............     $20.94      0.47(6)         2.58            (0.47)          (0.40)
October 1, 2005 to September 30, 2006 .............     $19.99      0.44            1.16            (0.43)          (0.22)
October 1, 2004 to September 30, 2005 .............     $18.80      0.40            1.64            (0.41)          (0.44)
October 1, 2003 to September 30, 2004 .............     $17.50      0.36(6)         1.57            (0.36)          (0.27)
Class B
October 1, 2007 to September 30, 2008 .............     $14.07      0.18(6)        (2.66)           (0.16)          (0.69)
October 1, 2006 to September 30, 2007 .............     $12.73      0.19(6)         1.57            (0.18)          (0.24)
October 1, 2005 to September 30, 2006 .............     $12.15      0.18            0.70            (0.17)          (0.13)
October 1, 2004 to September 30, 2005 .............     $11.42      0.15            1.00            (0.15)          (0.27)
October 1, 2003 to September 30, 2004 .............     $10.63      0.13(6)         0.95            (0.13)          (0.16)
Class C
October 1, 2007 to September 30, 2008 .............     $14.07      0.18(6)        (2.66)           (0.17)          (0.69)
October 1, 2006 to September 30, 2007 .............     $12.75      0.18(6)         1.56            (0.18)          (0.24)
October 1, 2005 to September 30, 2006 .............     $12.16      0.17            0.72            (0.17)          (0.13)
October 1, 2004 to September 30, 2005 .............     $11.44      0.17            0.98            (0.16)          (0.27)
October 1, 2003 to September 30, 2004 .............     $10.65      0.13(6)         0.95            (0.13)          (0.16)
Administrator Class
October 1, 2007 to September 30, 2008 .............     $23.15      0.50(6)        (4.38)           (0.49)          (1.13)
October 1, 2006 to September 30, 2007 .............     $20.97      0.54(6)         2.57            (0.53)          (0.40)
October 1, 2005 to September 30, 2006 .............     $20.02      0.41            1.24            (0.48)          (0.22)
October 1, 2004 to September 30, 2005 .............     $18.82      0.47            1.63            (0.46)          (0.44)
October 1, 2003 to September 30, 2004 .............     $17.53      0.40(6)         1.57            (0.41)          (0.27)
CONSERVATIVE ALLOCATION FUND
Administrator Class
October 1, 2007 to September 30, 2008 .............     $20.35      0.73           (2.04)           (0.72)          (0.55)
October 1, 2006 to September 30, 2007 .............     $19.74      0.70            0.84            (0.64)          (0.29)
October 1, 2005 to September 30, 2006 .............     $19.78      0.67            0.30            (0.63)          (0.38)
October 1, 2004 to September 30, 2005 .............     $19.48      0.54            0.40            (0.41)          (0.23)
October 1, 2003 to September 30, 2004 .............     $19.23      0.44            0.46            (0.51)          (0.14)

----------
(1) During each period, various fees and expens es were waived an indicated. the ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)  Commencement of operations.

(4) Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

(5) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

(6)  Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 59


Financial Highlights

 Ending       Ratio to Average Net Assets (Annualized)(1)
Net Asset   -----------------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross    Expenses      Net       Total     Turnover     End of Period
  Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)     Rate      (000's omitted)
---------   --------------   --------   --------   --------   ---------   ---------   ---------------

  $11.62        1.76%        1.21%(4)    (0.21)%   1.00%(4)    (23.80)%     62%(5)       $204,445
  $16.92        1.55%        1.20%(4)    (0.20)%   1.00%(4)     17.79%      58%(5)       $273,273
  $15.32        1.55%        1.20%(4)    (0.20)%   1.00%(4)      9.14%      61%(5)       $223,488
  $14.57        1.42%        1.12%(4)    (0.12)%   1.00%(4)     12.61%      64%(5)       $196,484
  $13.09        1.14%        1.02%(4)    (0.02)%   1.00%(4)     11.82%      42%(5)       $170,383


  $17.63        2.17%        1.29%       (0.14)%   1.15%       (17.92)%     45%          $777,876
  $23.12        2.12%        1.25%       (0.10)%   1.15%        14.83%      16%          $914,716
  $20.94        2.13%        1.26%       (0.11)%   1.15%         8.13%      11%          $871,848
  $19.99        2.06%        1.23%       (0.08)%   1.15%        11.03%       6%          $934,783
  $18.80        1.90%        1.34%       (0.19)%   1.15%        11.12%       4%          $864,857

  $10.74        1.42%        2.04%       (0.14)%   1.90%       (18.56)%     45%          $ 31,831
  $14.07        1.36%        2.00%       (0.10)%   1.90%        14.03%      16%          $ 85,203
  $12.73        1.38%        2.01%       (0.11)%   1.90%         7.33%      11%          $125,661
  $12.15        1.33%        1.98%       (0.08)%   1.90%        10.19%       6%          $146,644
  $11.42        1.15%        2.09%       (0.19)%   1.90%        10.24%       4%          $208,029

  $10.73        1.42%        2.03%       (0.13)%   1.90%       (18.56)%     45%          $ 24,975
  $14.07        1.37%        2.00%       (0.10)%   1.90%        13.91%      16%          $ 36,028
  $12.75        1.38%        2.01%       (0.11)%   1.90%         7.42%      11%          $ 36,261
  $12.16        1.26%        1.98%       (0.08)%   1.90%        10.15%       6%          $ 40,795
  $11.44        1.15%        2.09%       (0.19)%   1.90%        10.25%       4%          $ 25,268

  $17.65        2.43%        1.11%       (0.21)%   0.90%       (17.73)%     45%          $ 34,802
  $23.15        2.35%        1.07%       (0.17)%   0.90%        15.10%      16%          $ 49,620
  $20.97        2.39%        1.08%       (0.18)%   0.90%         8.43%      11%          $ 78,458
  $20.02        2.31%        1.00%       (0.10)%   0.90%        11.35%       6%          $ 36,815
  $18.82        2.16%        1.10%       (0.20)%   0.90%        11.33%       4%          $ 37,794


  $17.77        3.80%        1.06%(4)    (0.21)%   0.85%(4)     (6.85)%    100%(5)       $479,238
  $20.35        3.75%        1.05%(4)    (0.20)%   0.85%(4)      8.05%      91%(5)       $615,216
  $19.74        3.69%        1.04%(4)    (0.19)%   0.85%(4)      5.14%     106%(5)       $515,658
  $19.78        2.78%        1.01%(4)    (0.16)%   0.85%(4)      4.91%     102%(5)       $442,285
  $19.48        2.32%        0.90%(4)    (0.05)%   0.85%(4)      4.74%      72%(5)       $412,341

                   60 Wells Fargo Advantage Allocation Funds


                                                            Financial Highlights

                                                  Beginning      Net        Net Realized    Distributions
                                                  Net Asset   Investment   and Unrealized      from Net     Distributions
                                                  Value Per     Income       Gain (Loss)      Investment       from Net
                                                    Share       (Loss)     on Investments      Income       Realized Gains
                                                  ---------   ----------   --------------   -------------   --------------
GROWTH BALANCED FUND
Class A
October 1, 2007 to September 30, 2008..........     $36.21      0.63(6)        (7.32)           (0.63)          (3.26)
October 1, 2006 to September 30, 2007..........     $33.51      0.61            4.40            (0.53)          (1.78)
October 1, 2005 to September 30, 2006..........     $33.09      0.60            1.98            (0.45)          (1.71)
October 1, 2004 to September 30, 2005..........     $30.51      0.52            2.68            (0.41)          (0.21)
October 1, 2003 to September 30, 2004..........     $28.27      0.41(6)         2.41            (0.58)           0.00
Class B
October 1, 2007 to September 30, 2008..........     $32.51      0.36(6)        (6.52)           (0.39)          (3.26)
October 1, 2006 to September 30, 2007..........     $30.29      0.33            3.95            (0.28)          (1.78)
October 1, 2005 to September 30, 2006..........     $30.12      0.30            1.81            (0.23)          (1.71)
October 1, 2004 to September 30, 2005..........     $27.83      0.23            2.47            (0.20)          (0.21)
October 1, 2003 to September 30, 2004..........     $25.89      0.16(6)         2.22            (0.44)           0.00
Class C
October 1, 2007 to September 30, 2008..........     $32.60      0.36(6)        (6.54)           (0.39)          (3.26)
October 1, 2006 to September 30, 2007..........     $30.37      0.33            3.97            (0.29)          (1.78)
October 1, 2005 to September 30, 2006..........     $30.19      0.32            1.80            (0.23)          (1.71)
October 1, 2004 to September 30, 2005..........     $27.81      0.21            2.50            (0.12)          (0.21)
October 1, 2003 to September 30, 2004..........     $25.88      0.16(6)         2.21            (0.44)           0.00
Administrator Class
October 1, 2007 to September 30, 2008..........     $33.29      0.64(6)        (6.67)           (0.71)          (3.26)
October 1, 2006 to September 30, 2007..........     $30.98      0.70            3.99            (0.60)          (1.78)
October 1, 2005 to September 30, 2006..........     $30.76      0.62            1.85            (0.54)          (1.71)
October 1, 2004 to September 30, 2005..........     $28.41      0.56            2.50            (0.50)          (0.21)
October 1, 2003 to September 30, 2004..........     $26.34      0.45(6)         2.25            (0.63)           0.00

MODERATE BALANCED FUND
Class A
October 1, 2007 to September 30, 2008..........     $22.76      0.55           (3.34)           (0.61)          (1.51)
October 1, 2006 to September 30, 2007..........     $21.97      0.65(6)         1.73            (0.61)          (0.98)
October 1, 2005 to September 30, 2006..........     $22.23      0.60            0.75            (0.51)          (1.10)
October 1, 2004 to September 30, 2005..........     $21.72      0.43            1.13            (0.40)          (0.65)
January 30, 2004(3) to September 30, 2004......     $21.79      0.13           (0.20)            0.00            0.00
Class B
October 1, 2007 to September 30, 2008..........     $22.53      0.42           (3.34)           (0.43)          (1.51)
October 1, 2006 to September 30, 2007..........     $21.76      0.47(6)         1.72            (0.44)          (0.98)
October 1, 2005 to September 30, 2006..........     $22.04      0.42            0.76            (0.36)          (1.10)
October 1, 2004 to September 30, 2005..........     $21.62      0.31            1.08            (0.32)          (0.65)
January 30, 2004(3) to September 30, 2004......     $21.79      0.06           (0.23)            0.00            0.00
Class C
October 1, 2007 to September 30, 2008..........     $22.52      0.41           (3.33)           (0.45)          (1.51)
October 1, 2006 to September 30, 2007..........     $21.77      0.47(6)         1.72            (0.46)          (0.98)
October 1, 2005 to September 30, 2006..........     $22.05      0.43            0.75            (0.36)          (1.10)
October 1, 2004 to September 30, 2005..........     $21.62      0.31            1.08            (0.31)          (0.65)
January 30, 2004(3) to September 30, 2004......     $21.79      0.08           (0.25)            0.00            0.00
Administrator Class
October 1, 2007 to September 30, 2008..........     $22.90      0.60           (3.36)           (0.65)          (1.51)
October 1, 2006 to September 30, 2007..........     $22.08      0.67(6)         1.77            (0.64)          (0.98)
October 1, 2005 to September 30, 2006..........     $22.32      0.64            0.78            (0.56)          (1.10)
October 1, 2004 to September 30, 2005..........     $21.76      0.52            1.10            (0.41)          (0.65)
October 1, 2003 to September 30, 2004..........     $21.09      0.42            1.10            (0.64)          (0.21)

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Allocation Funds 61


Financial Highlights

              Ratio to Average Net Assets (Annualized)(1)
  Ending    ----------------------------------------------
Net Asset       Net                                                      Portfolio    Net Assets at
Value Per    Investment       Gross    Expenses      Net       Total     Turnover     End of Period
  Share     Income (Loss)   Expenses    Waived    Expenses   Return(2)     Rate      (000's omitted)
---------   -------------   --------   --------   --------   ---------   ---------   ---------------


 $25.63         2.09%       1.34%(4)    (0.14)%   1.20%(4)    (20.42)%     80%(5)      $   55,626
 $36.21         1.89%       1.32%(4)    (0.12)%   1.20%(4)     15.55%      75%(5)      $   79,411
 $33.51         1.89%       1.30%(4)    (0.10)%   1.20%(4)      8.13%      80%(5)      $   64,560
 $33.09         1.59%       1.33%(4)    (0.13)%   1.20%(4)     10.58%      80%(5)      $   58,091
 $30.51         1.33%       1.28%(4)    (0.08)%   1.20%(4)     10.02%      51%(5)      $   56,566

 $22.70         1.31%       2.09%(4)    (0.14)%   1.95%(4)    (21.02)%     80%(5)      $   31,892
 $32.51         1.12%       2.06%(4)    (0.11)%   1.95%(4)     14.69%      75%(5)      $   66,097
 $30.29         1.12%       2.05%(4)    (0.10)%   1.95%(4)      7.30%      80%(5)      $   73,602
 $30.12         0.84%       2.08%(4)    (0.13)%   1.95%(4)      9.76%      80%(5)      $   85,327
 $27.83         0.58%       2.02%(4)    (0.07)%   1.95%(4)      9.17%      51%(5)      $   89,783

 $22.77         1.33%       2.08%(4)    (0.13)%   1.95%(4)    (21.02)%     80%(5)      $    9,588
 $32.60         1.12%       2.06%(4)    (0.11)%   1.95%(4)     14.72%      75%(5)      $   15,226
 $30.37         1.12%       2.05%(4)    (0.10)%   1.95%(4)      7.29%      80%(5)      $   16,351
 $30.19         0.84%       2.08%(4)    (0.13)%   1.95%(4)      9.79%      80%(5)      $   18,262
 $27.81         0.58%       2.02%(4)    (0.07)%   1.95%(4)      9.18%      51%(5)      $   20,799

 $23.29         2.32%       1.16%(4)    (0.21)%   0.95%(4)    (20.25)%     80%(5)      $1,161,210
 $33.29         2.12%       1.14%(4)    (0.19)%   0.95%(4)     15.84%      75%(5)      $1,804,249
 $30.98         2.13%       1.12%(4)    (0.17)%   0.95%(4)      8.40%      80%(5)      $1,919,297
 $30.76         1.84%       1.07%(4)    (0.12)%   0.95%(4)     10.87%      80%(5)      $1,848,078
 $28.41         1.59%       0.95%(4)    (0.01)%   0.94%(4)     10.31%      51%(5)      $1,738,782


 $17.85         2.88%       1.31%(4)    (0.16)%   1.15%(4)    (13.39)%     89%(5)      $    8,524
 $22.76         2.80%       1.28%(4)    (0.13)%   1.15%(4)     11.33%      82%(5)      $    9,839
 $21.97         2.75%       1.27%(4)    (0.12)%   1.15%(4)      6.39%      93%(5)      $    5,618
 $22.23         2.11%       1.30%(4)    (0.15)%   1.15%(4)      7.32%      91%(5)      $    4,745
 $21.72         1.14%       1.27%(4)    (0.12)%   1.15%(4)     (0.32)%     62%(5)      $    2,576

 $17.67         2.13%       2.06%(4)    (0.16)%   1.90%(4)    (14.06)%     89%(5)      $    2,177
 $22.53         2.01%       2.03%(4)    (0.13)%   1.90%(4)     10.49%      82%(5)      $    3,699
 $21.76         1.99%       2.02%(4)    (0.12)%   1.90%(4)      5.60%      93%(5)      $    3,283
 $22.04         1.35%       2.05%(4)    (0.15)%   1.90%(4)      6.50%      91%(5)      $    3,121
 $21.62         0.65%       2.02%(4)    (0.12)%   1.90%(4)     (0.78)%     62%(5)      $    2,304

 $17.64         2.13%       2.05%(4)    (0.15)%   1.90%(4)    (14.05)%     89%(5)      $    1,677
 $22.52         2.03%       2.03%(4)    (0.13)%   1.90%(4)     10.49%      82%(5)      $    2,034
 $21.77         2.00%       2.02%(4)    (0.12)%   1.90%(4)      5.58%      93%(5)      $    1,602
 $22.05         1.35%       2.05%(4)    (0.15)%   1.90%(4)      6.50%      91%(5)      $    1,223
 $21.62         0.65%       2.01%(4)    (0.11)%   1.90%(4)     (0.78)%     62%(5)      $      693

 $17.98         3.13%       1.13%(4)    (0.23)%   0.90%(4)    (13.17)%     89%(5)      $  407,829
 $22.90         3.00%       1.10%(4)    (0.20)%   0.90%(4)     11.59%      82%(5)      $  533,729
 $22.08         2.98%       1.09%(4)    (0.19)%   0.90%(4)      6.68%      93%(5)      $  558,601
 $22.32         2.34%       1.04%(4)    (0.14)%   0.90%(4)      7.57%      91%(5)      $  557,564
 $21.76         1.97%       0.92%(4)    (0.02)%   0.90%(4)      7.28%      62%(5)      $  544,698

                   62 Wells Fargo Advantage Allocation Funds


                                                   Notes to Financial Statements

1.   ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2008, was comprised of 98 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Aggressive Allocation Fund, Asset Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund. These Funds are each a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales changes and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

As of the open of business on July 21, 2008, several of the Funds (the "Acquiring Funds") acquired all of the assets and assumed all of the liabilities of certain target funds of the Trust (the "Target Funds") (the "Acquisitions"). The Acquiring Funds were deemed to be the accounting survivor in the Acquisitions.

Target Funds                          Acquiring Funds
------------                          --------------------------
BALANCED FUND                         Asset Allocation Fund
LIFE STAGE - CONSERVATIVE PORTFOLIO   Moderate Balanced Fund
LIFE STAGE - MODERATE PORTFOLIO       Growth Balanced Fund
LIFE STAGE - AGGRESSIVE PORTFOLIO     Aggressive Allocation Fund

The Acquisitions were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of the Target Funds on June 30, 2008. The Acquisitions were accomplished through the following steps.

In a tax-free exchange, the Asset Allocation Fund issued 5,912,962 of its Class A shares (valued at $110,309,643) in exchange for all of the assets and liabilities of the Balanced Fund. The aggregate net assets of the Balanced Fund, representing the aggregate net asset value of the Investor Class shares of the Balanced Fund, at the close of business on July 18, 2008 were valued at $110,309,643, and included $4,352,128 of net unrealized appreciation, and were combined with those of the Asset Allocation Fund. The Balanced Fund then liquidated by distributing Class A shares of the Asset Allocation Fund pro rata to the Balanced Fund shareholders holding Investor Class shares of the Balanced Fund. As a result, the Balanced Fund shareholders received shares of their specified class of the Asset Allocation Fund with a total value equal to the value of their Balanced Fund shares at the close of business on July 18, 2008.

In connection with the Acquisition, the Balanced Fund was dissolved and terminated as a series of the Trust. The aggregate net assets of the Asset Allocation Fund shares immediately after the Acquisition totaled $944,211,582.

In a taxable exchange, the Moderate Balanced Fund issued 388,110 of its Administrator Class shares (valued at $7,733,012) in exchange for all of the assets and liabilities of the Life Stage - Conservative Portfolio. The aggregate net assets of the Life Stage - Conservative Portfolio, representing the aggregate net asset value of the Investor Class shares of the Life Stage - Conservative Portfolio, at the close of business on July 18, 2008 were valued at $7,733,012, which included $1,126,601 of accumulated net realized loss, and were combined with those of the Moderate Balanced Fund. The Life Stage - Conservative Portfolio then liquidated by distributing Administrator Class shares of the Moderate Balanced Fund pro rata to the Life Stage - Conservative Portfolio shareholders holding Investor Class shares of the Life Stage - Conservative Portfolio. As a result, the Life Stage - Conservative Portfolio shareholders received shares of their specified class of the Moderate Balanced Fund with a total value equal to the value of their Life Stage - Conservative Portfolio shares at the close of business on July 18, 2008.

                   Wells Fargo Advantage Allocation Funds 63


Notes to Financial Statements

In connection with the Acquisition, the Life Stage - Conservative Portfolio was dissolved and terminated as a series of the Trust. The aggregate net assets of the Moderate Balanced Fund shares immediately after the Acquisition totaled $449,499,740.

In a taxable exchange, the Growth Balanced Fund issued 904,172 of its Administrator Class shares (valued at $22,994,517) in exchange for all of the assets and liabilities of the Life Stage - Moderate Portfolio. The aggregate net assets of the Life Stage - Moderate Portfolio, representing the aggregate net asset value of the Investor Class shares of the Life Stage -Moderate Portfolio, at the close of business on July 18, 2008 were valued at $22,994,517, which included $3,593,961 of accumulated net realized loss, and were combined with those of the Growth Balanced Fund. The Life Stage - Moderate Portfolio then liquidated by distributing Administrator Class shares of the Growth Balanced Fund pro rata to the Life Stage - Moderate Portfolio shareholders holding Investor Class shares of the Life Stage - Moderate Portfolio. As a result, the Life Stage - Moderate Portfolio shareholders received shares of their specified class of the Growth Balanced Fund with a total value equal to the value of their Life Stage - Moderate Portfolio shares at the close of business on July 18, 2008.

In connection with the Acquisition, the Life Stage - Moderate Portfolio was dissolved and terminated as a series of the Trust. The aggregate net assets of the Growth Balanced Fund shares immediately after the Acquisition totaled $1,399,991,185.

In a taxable exchange, the Aggressive Allocation Fund issued 1,878,834 of its Administrator Class shares (valued at $24,096,461) in exchange for all of the assets and liabilities of the Life Stage - Aggressive Portfolio. The aggregate net assets of the Life Stage - Aggressive Portfolio, representing the aggregate net asset value of the Investor Class shares of the Life Stage - Aggressive Portfolio, at the close of business on July 18, 2008 were valued at $24,096,461, which included $2,822,340 of accumulated net realized loss, and were combined with those of the Aggressive Allocation Fund. The Life Stage - Aggressive Portfolio then liquidated by distributing Administrator Class shares of the Aggressive Allocation Fund pro rata to the Life Stage - Aggressive Portfolio shareholders holding Investor Class shares of the Life Stage - Aggressive Portfolio. As a result, the Life Stage - Aggressive Portfolio shareholders received shares of their specified class of the Aggressive Allocation Fund with a total value equal to the value of their Life Stage - Aggressive Portfolio shares at the close of business on July 18, 2008.

In connection with the Acquisition, the Life Stage - Aggressive Portfolio was dissolved and terminated as a series of the Trust. The aggregate net assets of the Aggressive Allocation Fund shares immediately after the Acquisition totaled $224,990,988.

The Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund each seeks to achieve its investment objective by investing substantially all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and the fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expense and realized and unrealized gains and losses. The financial statements of the Master Portfolios as of September 30, 2008, are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio by the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund at September 30, 2008 are as follows:

                                      Aggressive   Conservative    Growth    Moderate
                                      Allocation    Allocation    Balanced   Balanced
                                         Fund         Fund          Fund       Fund
                                      ----------   ------------   --------   --------
C&B LARGE CAP VALUE PORTFOLIO             2%            1%           10%         2%
DISCIPLINED GROWTH PORTFOLIO              7%            4%           36%         7%
EMERGING GROWTH PORTFOLIO                 2%            1%            9%         2%
EQUITY INCOME PORTFOLIO                   4%            2%           19%         4%
EQUITY VALUE PORTFOLIO                    2%            1%           11%         2%
INDEX PORTFOLIO                           2%            1%            9%         2%
INFLATION PROTECTED BOND PORTFOLIO        2%           16%           27%        12%
INTERNATIONAL EQUITY PORTFOLIO            7%            4%           34%         7%
INTERNATIONAL GROWTH PORTFOLIO            4%            3%           23%         5%

                    64 Wells Fargo Advantage Allocation Funds


                                                   Notes to Financial Statements

                                      Aggressive   Conservative    Growth    Moderate
                                      Allocation    Allocation    Balanced   Balanced
                                        Fund           Fund         Fund       Fund
                                      ----------   ------------   --------   --------
INTERNATIONAL INDEX PORTFOLIO             7%            4%           34%         7%
INTERNATIONAL VALUE PORTFOLIO             2%            1%            9%         2%
LARGE CAP APPRECIATION PORTFOLIO          3%            2%           14%         3%
LARGE COMPANY GROWTH PORTFOLIO            2%            1%           10%         2%
MANAGED FIXED INCOME PORTFOLIO            4%           27%           44%        19%
SMALL CAP INDEX PORTFOLIO                 2%            1%           10%         2%
SMALL COMPANY GROWTH PORTFOLIO            1%            0%            4%         1%
SMALL COMPANY VALUE PORTFOLIO             0%            0%            1%         0%
STABLE INCOME PORTFOLIO                   0%           26%            0%        13%
STRATEGIC SMALL CAP VALUE PORTFOLIO       2%            1%           10%         2%
TOTAL RETURN BOND PORTFOLIO               0%            3%            5%         2%

2.   SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price ("NASDAQ"). If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of such securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

                    Wells Fargo Advantage Allocation Funds 65


Notes to Financial Statements

Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2008, the following Funds held futures contracts:

                                                                                               Net Unrealized
                                                                  Expiration      Notional      Appreciation/
FUND                            Contracts          Type              Date          Amount      (Depreciation)
----                           -----------   ----------------   -------------   ------------   --------------
AGGRESSIVE ALLOCATION FUND     105 Long      S&P 500 Index      December 2008   $ 32,867,930    $ (2,181,680)
                               275 Short     US Treasury Bond   December 2008     32,382,756         160,457
ASSET ALLOCATION FUND          761 Long      S&P 500 Index      December 2008    237,867,924     (15,465,673)
                               1,907 Short   US Treasury Bond   December 2008    224,555,880       1,112,690
CONSERVATIVE ALLOCATION FUND   79 Long       S&P 500 Index      December 2008     24,729,205      (1,641,456)
                               207 Short     US Treasury Bond   December 2008     24,374,970         120,780
GROWTH BALANCED FUND           644 Long      S&P 500 Index      December 2008    201,589,968     (13,380,979)
                               1,660 Short   US Treasury Bond   December 2008    195,470,769         968,568
MODERATED BALANCED FUND        140 Long      S&P 500 Index      December 2008     43,823,907      (2,908,909)
                               364 Short     US Treasury Bond   December 2008     42,862,265         212,385

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Asset Allocation Fund, for which net investment income, if any, is declared and distributed to shareholders quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

                    66 Wells Fargo Advantage Allocation Funds


                                                   Notes to Financial Statements

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At September 30, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and
Liabilities:

                               Undistributed Net     Undistributed Net
FUND                           Investment Income   Realized Gain (Loss)   Paid-In Capital
----                           -----------------   --------------------   ---------------
AGGRESSIVE ALLOCATION FUND         $  (7,421)          $    19,703          $  (12,282)
ASSET ALLOCATION FUND               (131,296)           (4,606,983)          4,738,279
CONSERVATIVE ALLOCATION FUND          38,884               (39,841)                957
GROWTH BALANCED FUND                 (15,307)               48,521             (33,214)
MODERATE BALANCED FUND                 5,264                11,826             (17,090)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2008.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2005; September 30, 2005; May 31, 2006; September 30, 2006; May 31, 2007; September 30, 2007; May 31, 2008; September 30, 2008) are
subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                           Capital Loss
FUND                    Expiration Year   Carryforwards
----                    ---------------   -------------
ASSET ALLOCATION FUND         2016          $4,414,660

At September 30, 2008, current year deferred post-October losses, which will be treated for tax purposes on the fiscal day of the succeeding year, were:

                             Deferred Post-October
FUND                              Capital Loss
----                         ---------------------
AGGRESSIVE ALLOCATION FUND        $ 2,351,058
ASSET ALLOCATION FUND              62,416,406

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to

                    Wells Fargo Advantage Allocation Funds 67


Notes to Financial Statements

receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) according to written investment guidelines that are approved by the Fund's adviser and designed to be consistent with the investment objective, principal investment strategies and policies of the Fund. Gain or loss in the market price of the securities loaned and securities in which the cash collateral is invested by a Fund that may occur during the term of the loan are reflected in the value of the Funds. A risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. A further risk is the potential loss in the market price of the securities in which the cash collateral may be invested. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. For the period from October 17, 2007 through the end of the fiscal year, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the value of the related collateral at September 30, 2008, are shown on the Statements of Assets and Liabilities.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of September 30, 2008, the following Fund owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

FUND                    Defaulted SIVs (Market Value)   % of Net Assets
----                    -----------------------------   ---------------
ASSET ALLOCATION FUND            $10,403,619                  1.20

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                    68 Wells Fargo Advantage Allocation Funds


                                                   Notes to Financial Statements

                                                       Advisory                                           Subadvisory
                                                      Fees (% of                                           Fees (% of
                                  Average Daily     Average Daily                      Average Daily     Average Daily
FUND                               Net Assets        Net Assets)      Subadviser        Net Assets        Net Assets)
----                           ------------------   -------------   -------------   ------------------   -------------
AGGRESSIVE ALLOCATION FUND       All asset levels       0.250       Wells Capital   First $250 million       0.100
                                                                    Management       Over $250 million       0.050
                                                                    Incorporated
ASSET ALLOCATION FUND          First $500 million       0.650       Wells Capital   First $100 million       0.150
                                Next $500 million       0.600       Management       Next $100 million       0.125
                                  Next $2 billion       0.550       Incorporated     Over $200 million       0.100
                                  Next $2 billion       0.525
                                  Over $5 billion       0.500
CONSERVATIVE ALLOCATION FUND     All asset levels       0.250       Wells Capital   First $250 million       0.100
                                                                    Management       Over $250 million       0.050
                                                                    Incorporated
GROWTH BALANCED FUND             All asset levels       0.250       Wells Capital   First $250 million       0.100
                                                                    Management       Over $250 million       0.050
                                                                    Incorporated
MODERATE BALANCED FUND           All asset levels       0.250       Wells Capital   First $250 million       0.100
                                                                    Management       Over $250 million       0.050
                                                                    Incorporated

For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                         Administration Fees
                        Average Daily       (% of Average
                         Net Assets        Daily Net Assets)
                      ----------------   -------------------
Fund Level            First $5 billion           0.05
                       Next $5 billion           0.04
                      Over $10 billion           0.03
Class Level
Class A               All asset levels           0.28
Class B               All asset levels           0.28
Class C               All asset levels           0.28
Administrator Class   All asset levels           0.10

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                          % of Average
FUND                    Daily Net Assets
----                    ----------------
ASSET ALLOCATION FUND         0.02

                    Wells Fargo Advantage Allocation Funds 69


Notes to Financial Statements

WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                       % Of Average
SHARE CLASS                                          Daily Net Assets
-----------                                          ----------------
Class A, Class B, Class C, and Administrator Class         0.25

For the year ended September 30, 2008, shareholder servicing fees paid were as follows:

                                                                 Administrator
FUND                             Class A     Class B   Class C       Class
----                           ----------   --------   -------   -------------
AGGRESSIVE ALLOCATION FUND             NA         NA        NA     $  581,067
ASSET ALLOCATION FUND          $2,079,880   $137,198   $75,000        108,614
CONSERVATIVE ALLOCATION FUND           NA         NA        NA      1,382,075
GROWTH BALANCED FUND              180,826    123,425    29,175      3,570,328
MODERATE BALANCED FUND             23,629      7,268     4,516      1,184,383

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended September 30, 2008, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios in effect for the year ended September 30, 2008, were as follows:

                                           Net
                                 Operating Expense Ratios
                               ---------------------------
Fund*                          Class A   Class B   Class C   Administrator Class
-----                          -------   -------   -------   -------------------
AGGRESSIVE ALLOCATION FUND        NA        NA        NA            1.00%
ASSET ALLOCATION FUND           1.15%     1.90%     1.90%           0.90%
CONSERVATIVE ALLOCATION FUND      NA        NA        NA            0.85%
GROWTH BALANCED FUND            1.20%     1.95%     1.95%           0.95%
MODERATE BALANCED FUND          1.15%     1.90%     1.90%           0.90%

*    The Fund's adviser has committed to waive fees through January 31, 2009.

                    70 Wells Fargo Advantage Allocation Funds


                                                   Notes to Financial Statements

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2008, were as follows:

FUND                            Purchases at Cost   Sales Proceeds
----                            -----------------   --------------
AGGRESSIVE ALLOCATION FUND*       $  154,745,525    $  207,681,806
ASSET ALLOCATION FUND                421,462,833       517,317,471
CONSERVATIVE ALLOCATION FUND*        558,536,438       688,841,428
GROWTH BALANCED FUND*              1,213,186,666     1,534,733,084
MODERATE BALANCED FUND*              443,349,241       554,688,411

* These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Prior to its amendment on September 10, 2008, the agreement permitted borrowings of up to $150 million, collectively. Interest was charged to each Fund based on its borrowing at a rate equal to the Federal Funds rate plus 0.40%. In addition, the Funds paid a quarterly commitment fee equal to 0.1% per annum of the credit line. Pursuant to the amendment to the Credit Agreement entered into on September 10, 2008, interest under the Credit Agreement after such date is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line. For the year ended September 30, 2008, the Funds had no borrowing under the Credit Agreement.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the tax year ended May 31, 2008, and May 31, 2007, was as follows:

                                                   Long-Term    Dividends Paid
                               Ordinary Income   Capital Gain   on Redemption        Total
FUND                                 2008            2008            2008            2008
----                           ---------------   ------------   --------------   ------------
AGGRESSIVE ALLOCATION FUND       $10,067,308     $ 16,752,574         $0         $ 26,819,882
ASSET ALLOCATION FUND*            37,054,971       34,805,479          0           71,860,450
CONSERVATIVE ALLOCATION FUND      27,383,091       11,892,522          0           39,275,613
GROWTH BALANCED FUND              89,170,814      137,902,041          0          227,072,855
MODERATE BALANCED FUND            25,235,007       27,973,687          0           53,208,694

                                                   Long-Term    Dividends Paid
                               Ordinary Income   Capital Gain    on Redemption       Total
FUND                                2007             2007            2007            2007
----                           ---------------   ------------   --------------   ------------
AGGRESSIVE ALLOCATION FUND       $ 5,543,250      $ 9,917,074         $0         $ 15,460,324
ASSET ALLOCATION FUND*            32,124,526       10,878,260          0           43,002,786
CONSERVATIVE ALLOCATION FUND      18,414,977        6,885,597          0           25,300,574
GROWTH BALANCED FUND              65,794,787       93,191,433          0          158,986,220
MODERATE BALANCED FUND            20,945,013       20,435,966          0           41,380,979

*    The Asset Allocation Fund has a tax year-end of September 30.

                    Wells Fargo Advantage Allocation Funds 71


Notes to Financial Statements

As of May 31, 2008, the Funds' tax year-end, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of loses on wash sales, market-to-market and straddle loss deferred adjustment.

                                                 Undistributed     Unrealized
                                Undistributed      Long-Term      Appreciation     Capital Loss
FUND                           Ordinary Income        Gain       (Depreciation)   Carryforward**       Total
----                           ---------------   -------------   --------------   --------------   -------------
AGGRESSIVE ALLOCATION FUND       $ 1,713,656       $   19,497    $  14,097,709     $ (2,351,058)   $  13,479,804
ASSET ALLOCATION FUND*               199,482           81,111      (35,799,396)     (67,135,466)    (102,654,269)
CONSERVATIVE ALLOCATION FUND       8,701,783        2,637,804         (371,250)               0       10,968,337
GROWTH BALANCED FUND              14,770,044        4,011,429      122,637,453                0      141,418,926
MODERATE BALANCED FUND             6,332,113        3,908,839       24,002,290                0       34,243,242

** This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, Management has determined the adoption of SFAS No. 157 will not impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133. " FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of September 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

                    72 Wells Fargo Advantage Allocation Funds


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Aggressive Allocation Fund, Asset Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund, (collectively the "Funds"), five of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                        /s/ KPMG LLP

Philadelphia, Pennsylvania
November 26, 2008

                   Wells Fargo Advantage Master Portfolios 73


Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
COMMON STOCKS: 95.67%
APPAREL & ACCESSORY STORES: 2.30%
    338,260   KOHL'S CORPORATION+                                                                $   15,587,021
                                                                                                 --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 3.35%
    624,970   JONES APPAREL GROUP INCORPORATED                                                       11,568,195
    143,560   VF CORPORATION<<                                                                       11,098,624
                                                                                                     22,666,819
                                                                                                 --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.23%
     14,520   NVR INCORPORATED<<                                                                      8,305,440
                                                                                                 --------------
BUSINESS SERVICES: 7.10%
    155,000   MANPOWER INCORPORATED                                                                   6,689,800
    710,510   MICROSOFT CORPORATION                                                                  18,963,512
    579,440   OMNICOM GROUP INCORPORATED                                                             22,343,206
                                                                                                     47,996,518
                                                                                                 --------------
CHEMICALS & ALLIED PRODUCTS: 12.90%
    365,810   AVERY DENNISON CORPORATION                                                             16,271,229
    225,520   AVON PRODUCTS INCORPORATED                                                              9,374,866
    260,620   COLGATE-PALMOLIVE COMPANY                                                              19,637,717
    184,390   HENKEL KGAA ADR                                                                         5,622,973
    330,294   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                        13,033,401
    336,610   JOHNSON & JOHNSON                                                                      23,320,341
                                                                                                     87,260,527
                                                                                                 --------------
COMMUNICATIONS: 2.39%
    731,497   VODAFONE GROUP PLC ADR                                                                 16,166,084
                                                                                                 --------------
DEPOSITORY INSTITUTIONS: 7.12%
    527,279   BANK OF AMERICA CORPORATION<<                                                          18,454,765
    255,590   JPMORGAN CHASE & COMPANY                                                               11,936,053
    312,391   STATE STREET CORPORATION                                                               17,768,800
                                                                                                     48,159,618
                                                                                                 --------------
EATING & DRINKING PLACES: 4.10%
    456,590   DARDEN RESTAURANTS INCORPORATED                                                        13,072,172
    237,950   MCDONALD'S CORPORATION                                                                 14,681,515
                                                                                                     27,753,687
                                                                                                 --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 6.32%
  1,443,080   FLEXTRONICS INTERNATIONAL LIMITED+                                                     10,217,006
    631,140   GENERAL ELECTRIC COMPANY                                                               16,094,070
    551,942   MOLEX INCORPORATED CLASS A                                                             11,485,913
    178,412   TYCO ELECTRONICS LIMITED                                                                4,934,876
                                                                                                     42,731,865
                                                                                                 --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 1.96%
    298,640   ILLINOIS TOOL WORKS INCORPORATED                                                       13,274,548
                                                                                                 --------------
FOOD & KINDRED PRODUCTS: 2.53%
    248,300   DIAGEO PLC ADR<<                                                                       17,097,938
                                                                                                 --------------
HEALTH SERVICES: 1.84%
    253,240   CARDINAL HEALTH INCORPORATED                                                           12,479,667
                                                                                                 --------------

                   74 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
HOLDING & OTHER INVESTMENT OFFICES: 2.93%
      4,515   BERKSHIRE HATHAWAY INCORPORATED CLASS B+                                           $   19,843,425
                                                                                                 --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 8.58%
    367,013   DELL INCORPORATED+                                                                      6,048,374
    311,000   DIEBOLD INCORPORATED                                                                   10,297,210
    390,580   DOVER CORPORATION                                                                      15,838,019
    198,500   EATON CORPORATION                                                                      11,151,730
    441,980   PITNEY BOWES INCORPORATED                                                              14,700,255
                                                                                                     58,035,588
                                                                                                 --------------
INSURANCE AGENTS, BROKERS & SERVICE: 2.97%
    621,800   WILLIS GROUP HOLDINGS LIMITED                                                          20,059,268
                                                                                                 --------------
INSURANCE CARRIERS: 4.40%
    438,580   ALLSTATE CORPORATION<<                                                                 20,227,310
    745,500   Old Republic International Corporation                                                  9,505,125
                                                                                                     29,732,435
                                                                                                 --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 6.15%
     79,020   BECTON DICKINSON & COMPANY                                                              6,342,145
  1,008,702   BOSTON SCIENTIFIC CORPORATION+                                                         12,376,774
    443,230   QUEST DIAGNOSTICS INCORPORATED                                                         22,901,694
                                                                                                     41,620,613
                                                                                                 --------------
MEDICAL PRODUCTS: 1.81%
    186,070   BAXTER INTERNATIONAL INCORPORATED                                                      12,211,774
                                                                                                 --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.80%
    348,622   TYCO INTERNATIONAL LIMITED                                                             12,208,742
                                                                                                 --------------
MISCELLANEOUS RETAIL: 1.17%
  1,357,635   OFFICE DEPOT INCORPORATED+<<                                                            7,901,436
                                                                                                 --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 3.42%
    653,590   AMERICAN EXPRESS COMPANY                                                               23,156,694
                                                                                                 --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 3.78%
    329,490   EXXON MOBIL CORPORATION                                                                25,588,193
                                                                                                 --------------
PRIMARY METAL INDUSTRIES: 0.92%
    176,910   HUBBELL INCORPORATED CLASS B                                                            6,200,696
                                                                                                 --------------
TRAVEL & RECREATION: 1.87%
    357,130   CARNIVAL CORPORATION                                                                   12,624,546
                                                                                                 --------------
WHOLESALE TRADE-DURABLE GOODS: 2.73%
    285,350   KIMBERLY-CLARK CORPORATION                                                             18,502,092
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $725,019,647)                                                             647,165,234
                                                                                                 --------------
PREFERRED STOCKS: 1.39%
    258,570   HENKEL KGAA ADR PREFERRED                                                               9,406,906
TOTAL PREFERRED STOCKS (COST $12,149,904)                                                             9,406,906
                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING: 5.03%

                   Wells Fargo Advantage Master Portfolios 75


Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.43%
    727,472   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                          $      727,472
    727,472   DAILY ASSETS FUND INSTITUTIONAL                                                           727,472
    727,472   DREYFUS CASH MANAGEMENT FUND                                                              727,472
    727,472   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                           727,472
                                                                                                      2,909,888
                                                                                                 --------------

                                                                         INTEREST    MATURITY
 PRINCIPAL                                                                 RATE        DATE
-----------                                                              --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 4.60%
$   592,449   ATLANTIS ONE FUNDING CORPORATION++                            6.75%   10/01/2008          592,449
    275,557   BANCO SANTANDER TOTTA LOAN+/-++                               2.51    10/15/2008          275,539
    275,557   BANK OF IRELAND+/-++                                          2.80    10/14/2008          275,550
  4,960,034   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $4,960,344)                                                2.25    10/01/2008        4,960,034
    281,407   CHEYNE FINANCE LLC+/-++(a)(i)####                             2.08    02/25/2008            4,643
    216,655   CHEYNE FINANCE LLC+/-(a)(i)####                               7.04    05/19/2008            3,575
    178,264   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $178,270)                                                  1.15    10/01/2008          178,264
  5,417,459   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $5,417,798)                                                2.25    10/01/2008        5,417,459
  1,056,872   GRYPHON FUNDING LIMITED(a)(i)                                 0.00    08/23/2009          460,479
    716,449   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)           2.58    10/16/2008          716,449
    585,008   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $585,118)                                            6.75    10/01/2008          585,008
  5,417,459   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $5,417,722)                                1.75    10/01/2008        5,417,459
    592,449   MATCHPOINT MASTER TRUST++                                     6.75    10/01/2008          592,449
    592,449   MONT BLANC CAPITAL CORPORATION++                              7.50    10/01/2008          592,449
     50,978   MORGAN STANLEY+/-                                             2.64    10/15/2008           50,978
  4,449,702   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $4,449,826)                                1.00    10/01/2008        4,449,702
    551,115   NORTHERN ROCK PLC+/-++                                        2.52    10/03/2008          551,064
    165,334   ROYAL BANK OF CANADA                                          0.25    10/01/2008          165,334
    540,093   ROYAL BANK OF CANADA                                          8.00    10/01/2008          540,093
    451,914   ROYAL BANK OF CANADA                                         10.00    10/01/2008          451,914
    297,602   ROYAL BANK OF CANADA                                         11.00    10/01/2008          297,602
    451,914   ROYAL BANK OF CANADA                                         12.00    10/01/2008          451,914
    592,449   STARBIRD FUNDING CORPORATION++                                7.00    10/01/2008          592,449
    592,449   TULIP FUNDING CORPORATION++                                   6.75    10/01/2008          592,449
    275,557   UNICREDITO ITALIANO BANK (IRELAND)+/-++                       2.52    10/14/2008          275,546
    275,557   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++            2.52    10/08/2008          275,551
    592,449   VERSAILLES CP LLC++                                           7.00    10/01/2008          592,449
    341,691   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.05    04/03/2008          263,102
    551,115   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.06    02/15/2008          424,358
    473,959   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.07    07/28/2008          364,948
    275,557   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.10    08/07/2008          212,179
    551,115   WHITE PINE FINANCE LLC+/-++(a)(i)####                         4.01    02/22/2008          505,371
                                                                                                     31,128,809
                                                                                                 --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $34,901,955)                                           34,038,697
                                                                                                 --------------

                   76 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
SHORT-TERM INVESTMENTS: 4.20%
 28,412,552   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                       $   28,412,552
                                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $28,412,552)                                                      28,412,552
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $800,484,058)*                                                      106.29%                $  719,023,389
OTHER ASSETS AND LIABILITIES, NET                                          (6.29)                   (42,577,575)
                                                                          ------                 --------------
TOTAL NET ASSETS                                                          100.00%                $  676,445,814
                                                                          ------                 --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $28,412,552.

* Cost for federal income tax purposes is $803,739,450 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  28,901,222
Gross unrealized depreciation                 (113,617,283)
                                             -------------
Net unrealized appreciation (depreciation)   $ (84,716,061)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 77


Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
COMMON STOCKS: 97.29%
APPAREL & ACCESSORY STORES: 2.36%
     79,700   AEROPOSTALE INCORPORATED+<<                                                        $    2,559,167
                                                                                                 --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 2.39%
     57,300   WARNACO GROUP INCORPORATED+<<                                                           2,595,117
                                                                                                 --------------
BIOPHARMACEUTICALS: 1.98%
     27,760   CEPHALON INCORPORATED+<<                                                                2,151,122
                                                                                                 --------------
BUSINESS SERVICES: 17.71%
     60,900   ADOBE SYSTEMS INCORPORATED                                                              2,403,723
     64,200   AUTODESK INCORPORATED+                                                                  2,153,910
     77,300   BMC SOFTWARE INCORPORATED+                                                              2,213,099
     85,900   CA INCORPORATED                                                                         1,714,564
     40,935   GLOBAL PAYMENTS INCORPORATED                                                            1,836,344
    104,300   JUNIPER NETWORKS INCORPORATED+                                                          2,197,601
     10,300   MASTERCARD INCORPORATED CLASS A                                                         1,826,499
     96,600   NCR CORPORATION+                                                                        2,130,030
    141,200   SYMANTEC CORPORATION+                                                                   2,764,696
                                                                                                     19,240,466
                                                                                                 --------------
CHEMICALS & ALLIED PRODUCTS: 6.40%
     31,600   COLGATE-PALMOLIVE COMPANY                                                               2,381,060
     25,300   MONSANTO COMPANY                                                                        2,504,194
     39,500   SIGMA-ALDRICH CORPORATION                                                               2,070,590
                                                                                                      6,955,844
                                                                                                 --------------
EDUCATIONAL SERVICES: 2.39%
     43,700   APOLLO GROUP INCORPORATED CLASS A+                                                      2,591,410
                                                                                                 --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.66%
     48,945   ALLEGHENY ENERGY INCORPORATED                                                           1,799,708
                                                                                                 --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 7.66%
     65,200   AMPHENOL CORPORATION CLASS A                                                            2,617,128
    138,900   QLOGIC CORPORATION+<<                                                                   2,133,504
     45,000   QUALCOMM INCORPORATED                                                                   1,933,650
     29,430   SOHU.COM INCORPORATED+                                                                  1,640,723
                                                                                                      8,325,005
                                                                                                 --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 4.45%
     65,700   ACCENTURE LIMITED CLASS A                                                               2,496,600
     43,100   JACOBS ENGINEERING GROUP INCORPORATED+                                                  2,340,761
                                                                                                      4,837,361
                                                                                                 --------------
FOOD & KINDRED PRODUCTS: 1.61%
     24,500   PEPSICO INCORPORATED                                                                    1,746,115
                                                                                                 --------------
GENERAL MERCHANDISE STORES: 6.78%
     71,500   BIG LOTS INCORPORATED+                                                                  1,989,845
     63,200   BJ'S WHOLESALE CLUB INCORPORATED+                                                       2,455,952
     48,800   WAL-MART STORES INCORPORATED                                                            2,922,632
                                                                                                      7,368,429
                                                                                                 --------------

                   78 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 12.32%
     54,500   AGCO CORPORATION<<                                                                 $    2,322,245
     35,300   CUMMINS INCORPORATED                                                                    1,543,316
     53,500   DOVER CORPORATION                                                                       2,169,425
     58,700   HEWLETT-PACKARD COMPANY                                                                 2,714,288
     22,800   INTERNATIONAL BUSINESS MACHINES CORPORATION                                             2,666,688
     39,200   NATIONAL OILWELL VARCO INCORPORATED+                                                    1,969,016
                                                                                                     13,384,978
                                                                                                 --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.76%
     76,300   UNUMPROVIDENT CORPORATION                                                               1,915,130
                                                                                                 --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 4.95%
     36,200   BECTON DICKINSON & COMPANY                                                              2,905,412
     44,900   THERMO FISHER SCIENTIFIC INCORPORATED+                                                  2,469,500
                                                                                                      5,374,912
                                                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES: 3.52%
      5,130   INTUITIVE SURGICAL INCORPORATED+                                                        1,236,227
     59,400   ST. JUDE MEDICAL INCORPORATED+                                                          2,583,306
                                                                                                      3,819,533
                                                                                                 --------------
MEDICAL MANAGEMENT SERVICES: 2.08%
     30,600   EXPRESS SCRIPTS INCORPORATED+                                                           2,258,892
                                                                                                 --------------
MEDICAL PRODUCTS: 2.06%
     34,100   BAXTER INTERNATIONAL INCORPORATED                                                       2,237,983
                                                                                                 --------------
MISCELLANEOUS SERVICES: 1.74%
     19,985   D&B CORPORATION                                                                         1,885,785
                                                                                                 --------------
OIL & GAS EXTRACTION: 5.58%
     23,600   DEVON ENERGY CORPORATION                                                                2,152,320
     32,200   ENSCO INTERNATIONAL INCORPORATED                                                        1,855,686
     29,100   OCCIDENTAL PETROLEUM CORPORATION                                                        2,050,095
                                                                                                      6,058,101
                                                                                                 --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.05%
     28,700   EXXON MOBIL CORPORATION                                                                 2,228,842
                                                                                                 --------------
RAILROAD TRANSPORTATION: 1.67%
     33,200   CSX CORPORATION<<                                                                       1,811,724
                                                                                                 --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1. 71%
     60,800   NASDAQ STOCK MARKET INCORPORATED+                                                       1,858,656
                                                                                                 --------------
TRANSPORTATION EQUIPMENT: 2.46%
     44,500   UNITED TECHNOLOGIES CORPORATION                                                         2,672,670
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $107,146,532)                                                             105,676,950
                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING: 7.48%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.64%
    173,608   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                 173,608
    173,608   DAILY ASSETS FUND INSTITUTIONAL                                                           173,608
    173,608   DREYFUS CASH MANAGEMENT FUND                                                              173,608
    173,608   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                           173,608
                                                                                                        694,432
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 79


Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

                                                                         INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                RATE        DATE           VALUE
-----------   --------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: 6.84%
$   141,385   ATLANTIS ONE FUNDING CORPORATION++                            6.75%   10/01/2008   $      141,385
     65,761   BANCO SANTANDER TOTTA LOAN+/-++                               2.51    10/15/2008           65,756
     65,761   BANK OF IRELAND+/-++                                          2.80    10/14/2008           65,759
  1,183,691   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $1,183,765)                                                2.25    10/01/2008        1,183,691
     67,157   CHEYNE FINANCE LLC+/-++(a)(i)####                             2.08    02/25/2008            1,108
     51,704   CHEYNE FINANCE LLC+/-(a)(i)####                               7.04    05/19/2008              853
     42,542   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $42,543)                                                   1.15    10/01/2008           42,542
  1,292,854   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $1,292,935)                                                2.25    10/01/2008        1,292,854
    252,218   GRYPHON FUNDING LIMITED(a)(i)                                 0.00    08/23/2009          109,891
    170,978   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)           2.58    10/16/2008          170,978
    139,610   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $139,636)                                            6.75    10/01/2008          139,610
  1,292,854   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $1,292,917)                                1.75    10/01/2008        1,292,854
    141,385   MATCHPOINT MASTER TRUST++                                     6.75    10/01/2008          141,385
    141,385   MONT BLANC CAPITAL CORPORATION++                              7.50    10/01/2008          141,385
     12,166   MORGAN STANLEY+/-                                             2.64    10/15/2008           12,166
  1,061,903   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $1,061,932)                                1.00    10/01/2008        1,061,903
    131,521   NORTHERN ROCK PLC+/-++                                        2.52    10/03/2008          131,509
     39,456   ROYAL BANK OF CANADA                                          0.25    10/01/2008           39,456
    128,891   ROYAL BANK OF CANADA                                          8.00    10/01/2008          128,891
    107,847   ROYAL BANK OF CANADA                                         10.00    10/01/2008          107,847
     71,021   ROYAL BANK OF CANADA                                         11.00    10/01/2008           71,021
    107,847   ROYAL BANK OF CANADA                                         12.00    10/01/2008          107,847
    141,385   STARBIRD FUNDING CORPORATION++                                7.00    10/01/2008          141,385
    141,385   TULIP FUNDING CORPORATION++                                   6.75    10/01/2008          141,385
     65,761   UNICREDITO ITALIANO BANK (IRELAND)+/-++                       2.52    10/14/2008           65,758
     65,761   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++            2.52    10/08/2008           65,759
    141,385   VERSAILLES CP LLC++                                           7.00    10/01/2008          141,385
     81,543   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.05    04/03/2008           62,788
    131,521   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.06    02/15/2008          101,271
    113,108   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.07    07/28/2008           87,093
     65,761   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.10    08/07/2008           50,636
    131,521   WHITE PINE FINANCE LLC+/-++(a)(i)####                         4.01    02/22/2008          120,609
                                                                                                      7,428,760
                                                                                                 --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,263,722)                                             8,123,192
                                                                                                 --------------

                   80 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
SHORT-TERM INVESTMENTS: 3.20%
  3,473,513   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                       $    3,473,513
                                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,473,513)                                                        3,473,513
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $118,883,767)*                                                      107.97%                $  117,273,655
OTHER ASSETS AND LIABILITIES, NET                                          (7.97)                    (8,652,290)
                                                                          ------                 --------------
TOTAL NET ASSETS                                                          100.00%                $  108,621,365
                                                                          ------                 --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $3,473,513.

* Cost for federal income tax purposes is $119,060,044 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 7,981,685
Gross unrealized depreciation                 (9,768,074)
                                             -----------
Net unrealized appreciation (depreciation)   $(1,786,389)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 81


Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
COMMON STOCKS: 96.45%
AMUSEMENT & RECREATION SERVICES: 0.97%
     31,400   WMS INDUSTRIES INCORPORATED+                                                       $      959,898
                                                                                                 --------------
APPAREL & ACCESSORY STORES: 0.69%
     10,100   AEROPOSTALE INCORPORATED+                                                                 324,311
      6,400   THE BUCKLE INCORPORATED<<                                                                 355,456
                                                                                                        679,767
                                                                                                 --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 1.66%
     27,100   TRUE RELIGION APPAREL INCORPORATED+                                                       700,535
     20,900   WARNACO GROUP INCORPORATED+<<                                                             946,561
                                                                                                      1,647,096
                                                                                                 --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.61%
     41,900   COPART INCORPORATED+                                                                    1,592,200
                                                                                                 --------------
BIOPHARMACEUTICALS: 3.83%
     60,600   ALEXION PHARMACEUTICALS INCORPORATED+<<                                                 2,381,580
     13,500   UNITED THERAPEUTICS CORPORATION+<<                                                      1,419,795
                                                                                                      3,801,375
                                                                                                 --------------
BUSINESS SERVICES: 15.54%
     13,000   ANSYS INCORPORATED+                                                                       492,310
      5,100   BANKRATE INCORPORATED+                                                                    198,441
     34,900   CAPELLA EDUCATION COMPANY+                                                              1,495,814
     83,600   CONCUR TECHNOLOGIES INCORPORATED+<<                                                     3,198,536
     90,100   CYBERSOURCE CORPORATION+                                                                1,451,511
     12,200   F5 NETWORKS INCORPORATED+                                                                 285,236
     85,000   FALCONSTOR SOFTWARE INCORPORATED+                                                         455,600
     37,700   IGATE CORPORATION+                                                                        326,859
      2,513   MASTECH HOLDINGS INCORPORATED+                                                             19,101
     23,900   MEDASSETS INCORPORATED+                                                                   411,080
     38,800   MERCADOLIBRE INCORPORATED+<<                                                              789,580
     92,000   PHASE FORWARD INCORPORATED+                                                             1,923,720
     56,720   RISKMETRICS GROUP INCORPORATED+<<                                                       1,110,010
     24,600   SHANDA INTERACTIVE ENTERTAINMENT LIMITED ADR+<<                                           628,530
     77,550   VOCUS INCORPORATED+                                                                     2,633,598
                                                                                                     15,419,926
                                                                                                 --------------
CHEMICALS & ALLIED PRODUCTS: 3.93%
      6,300   FMC CORPORATION                                                                           323,757
     31,300   IDEXX LABORATORIES INCORPORATED+<<                                                      1,715,240
     45,200   MARTEK BIOSCIENCES CORPORATION+                                                         1,420,184
     19,400   PHARMERICA CORPORATION+                                                                   436,306
                                                                                                      3,895,487
                                                                                                 --------------
COAL MINING: 0.63%
     11,700   PENN VIRGINIA CORPORATION<<                                                               625,248
                                                                                                 --------------
COMMUNICATIONS: 1.74%
     24,900   EQUINIX INCORPORATED+<<                                                                 1,729,554
                                                                                                 --------------
DEPOSITORY INSTITUTIONS: 0.12%
      2,100   SVB FINANCIAL GROUP+<<                                                                    121,632
                                                                                                 --------------

                   82 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
E-COMMERCE/SERVICES: 1.42%
     20,600   PRICELINE.COM INCORPORATED+<<                                                      $    1,409,658
                                                                                                 --------------
EATING & DRINKING PLACES: 3.24%
    131,000   BURGER KING HOLDINGS INCORPORATED                                                       3,217,360
                                                                                                 --------------
EDUCATIONAL SERVICES: 4.35%
     12,100   AMERICAN PUBLIC EDUCATION INCORPORATED+<<                                                 584,188
     78,900   K12 INCORPORATED+                                                                       2,090,850
     25,600   NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP INCORPORATED+                                 1,644,544
                                                                                                      4,319,582
                                                                                                 --------------
ELECTRIC, GAS & SANITARY SERVICES: 2.38%
     19,900   CLEAN HARBORS INCORPORATED+                                                             1,344,245
     29,500   WASTE CONNECTIONS INCORPORATED+                                                         1,011,850
                                                                                                      2,356,095
                                                                                                 --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 7.40%
     11,750   DIODES INCORPORATED+                                                                      216,788
    218,700   HARMONIC INCORPORATED+                                                                  1,848,015
     43,800   JA SOLAR HOLDINGS COMPANY LIMITED+<<                                                      463,404
     48,700   MICROSEMI CORPORATION+                                                                  1,240,876
     91,900   MONOLITHIC POWER SYSTEMS+                                                               1,596,303
     68,900   SOLERA HOLDINGS INCORPORATED+                                                           1,978,808
                                                                                                      7,344,194
                                                                                                 --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 2.29%
      7,200   CORE LABORATORIES NV<<                                                                    729,504
     22,500   RESOURCES CONNECTION INCORPORATED+                                                        506,925
     10,300   SEQUENOM INCORPORATED+                                                                    274,186
     20,600   STANLEY INCORPORATED+                                                                     760,346
                                                                                                      2,270,961
                                                                                                 --------------
FOOD & KINDRED PRODUCTS: 2.08%
     18,600   CENTRAL EUROPEAN DISTRIBUTION CORPORATION+<<                                              844,626
     36,700   EURAND NV+                                                                                666,472
     18,700   TREEHOUSE FOODS INCORPORATED+                                                             555,390
                                                                                                      2,066,488
                                                                                                 --------------
FOOTWEAR: 0.63%
      6,000   DECKERS OUTDOOR CORPORATION+<<                                                            624,480
                                                                                                 --------------
HEALTH SERVICES: 1.66%
      9,200   CARDIONET INCORPORATED+                                                                   229,632
     32,800   CRYOLIFE INCORPORATED+                                                                    430,336
     30,300   GENOPTIX INCORPORATED+                                                                    989,901
                                                                                                      1,649,869
                                                                                                 --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.01%
     30,950   COLFAX CORPORATION+                                                                       517,175
     42,400   DATA DOMAIN INCORPORATED+<<                                                               944,248
     43,320   WOODWARD GOVERNOR COMPANY                                                               1,527,896
                                                                                                      2,989,319
                                                                                                 --------------
INSURANCE CARRIERS: 0.34%
      6,000   PROASSURANCE CORPORATION+                                                                 336,000
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 83


Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
LEGAL SERVICES: 1.75%
     24,100   FTI CONSULTING INCORPORATED+                                                       $    1,740,984
                                                                                                 --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 15.23%
     35,400   AXSYS TECHNOLOGIES INCORPORATED+                                                        2,086,476
      6,300   BIO-RAD LABORATORIES INCORPORATED+                                                        624,456
     28,900   BRUKER BIOSCIENCES CORPORATION+                                                           385,237
     21,000   CELERA CORPORATION+                                                                       324,450
     44,100   CONMED CORPORATION+                                                                     1,411,200
     17,300   ENERGY CONVERSION DEVICES INCORPORATED+<<                                               1,007,725
    111,400   ICON PLC ADR+<<                                                                         4,261,050
     60,300   MASIMO CORPORATION+<<                                                                   2,243,160
     16,400   NATUS MEDICAL INCORPORATED+                                                               371,624
     11,400   STERIS CORPORATION                                                                        428,412
     64,600   WRIGHT MEDICAL GROUP INCORPORATED+<<                                                    1,966,424
                                                                                                     15,110,214
                                                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES: 3.25%
     65,260   NUVASIVE INCORPORATED+<<                                                                3,219,276
                                                                                                 --------------
MEDICAL PRODUCTS: 1.02%
     58,600   VOLCANO CORPORATION+                                                                    1,013,194
                                                                                                 --------------
OIL & GAS EXTRACTION: 5.57%
     58,400   ARENA RESOURCES INCORPORATED+<<                                                         2,268,840
      7,600   ATWOOD OCEANICS INCORPORATED+                                                             276,640
     16,400   CARRIZO OIL & GAS INCORPORATED+<<                                                         594,828
     14,900   CNX GAS CORPORATION+                                                                      333,611
      7,500   GOODRICH PETROLEUM CORPORATION+                                                           326,925
     13,200   PETROLEUM DEVELOPMENT CORPORATION+                                                        585,684
     26,700   REX ENERGY CORPORATED+<<                                                                  420,792
     27,000   WILLBROS GROUP INCORPORATED+<<                                                            715,500
                                                                                                      5,522,820
                                                                                                 --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 3.12%
     30,100   MSCI INCORPORATED+<<                                                                      722,400
     72,300   VISTAPRINT LIMITED+<<                                                                   2,374,332
                                                                                                      3,096,732
                                                                                                 --------------
RAILROAD TRANSPORTATION: 2.16%
     48,400   KANSAS CITY SOUTHERN+                                                                   2,147,024
                                                                                                 --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.41%
      8,400   WEST PHARMACEUTICAL SERVICES INCORPORATED                                                 410,088
                                                                                                 --------------
SOCIAL SERVICES: 0.86%
     21,500   ALMOST FAMILY INCORPORATED+<<                                                             850,325
                                                                                                 --------------
SOFTWARE: 0.75%
     12,500   MANTECH INTERNATIONAL CORPORATION CLASS A+                                                741,125
                                                                                                 --------------
TRANSPORTATION EQUIPMENT: 1.10%
     34,300   AEROVIRONMENT INCORPORATED+                                                             1,095,885
                                                                                                 --------------
WHOLESALE TRADE-DURABLE GOODS: 1.71%
     99,800   LKQ CORPORATION+                                                                        1,693,605
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $97,600,035)                                                               95,697,461
                                                                                                 --------------

                   84 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

  SHARES      SECURITY NAME                                                                          VALUE
-----------   --------------------------------------------------------                           --------------
COLLATERAL FOR SECURITIES LENDING: 31.68%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.71%
    671,658   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                          $      671,658
    671,658   DAILY ASSETS FUND INSTITUTIONAL                                                           671,658
    671,658   DREYFUS CASH MANAGEMENT FUND                                                              671,658
    671,658   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                           671,658
                                                                                                 --------------
                                                                                                      2,686,632
                                                                                                 --------------

                                                                         INTEREST    MATURITY
 PRINCIPAL                                                                 RATE        DATE
-----------                                                              --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 28.97%
$   546,994   ATLANTIS ONE FUNDING CORPORATION++                            6.75%   10/01/2008          546,994
    254,416   BANCO SANTANDER TOTTA LOAN+/-++                               2.51    10/15/2008          254,399
    254,416   BANK OF IRELAND+/-++                                          2.80    10/14/2008          254,409
  4,579,483   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $4,579,769)                                                2.25    10/01/2008        4,579,483
    259,817   CHEYNE FINANCE LLC+/-++(a)(i)####                             2.08    02/25/2008            4,287
    200,032   CHEYNE FINANCE LLC+/-(a)(i)####                               7.04    05/19/2008            3,301
    164,587   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $164,592)                                                  1.15    10/01/2008          164,587
  5,001,814   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGEBACKED SECURITIES (MATURITY VALUE $5,002,127)      2.25    10/01/2008        5,001,814
    975,785   GRYPHON FUNDING LIMITED(a)(i)                                 0.00    08/23/2009          425,150
    661,481   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)           2.58    10/16/2008          661,481
    540,125   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $540,226)                                            6.75    10/01/2008          540,125
  5,001,814   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES (MATURITY
                 VALUE $5,002,057)                                          1.75    10/01/2008        5,001,814
    546,994   MATCHPOINT MASTER TRUST++                                     6.75    10/01/2008          546,994
    546,994   MONT BLANC CAPITAL CORPORATION++                              7.50    10/01/2008          546,994
     47,067   MORGAN STANLEY+/-                                             2.64    10/15/2008           47,067
  4,108,305   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES (MATURITY
                 VALUE $4,108,419)                                          1.00    10/01/2008        4,108,305
    508,831   NORTHERN ROCK PLC+/-++                                        2.52    10/03/2008          508,785
    152,649   ROYAL BANK OF CANADA                                          0.25    10/01/2008          152,649
    498,655   ROYAL BANK OF CANADA                                          8.00    10/01/2008          498,655
    417,242   ROYAL BANK OF CANADA                                         10.00    10/01/2008          417,242
    274,769   ROYAL BANK OF CANADA                                         11.00    10/01/2008          274,769
    417,242   ROYAL BANK OF CANADA                                         12.00    10/01/2008          417,242
    546,994   STARBIRD FUNDING CORPORATION++                                7.00    10/01/2008          546,994
    546,994   TULIP FUNDING CORPORATION++                                   6.75    10/01/2008          546,994
    254,416   UNICREDITO ITALIANO BANK (IRELAND)+/-++                       2.52    10/14/2008          254,405
    254,416   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++            2.52    10/08/2008          254,410
    546,994   VERSAILLES CP LLC++                                           7.00    10/01/2008          546,994
    315,476   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.05    04/03/2008          242,916
    508,831   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.06    02/15/2008          391,800
    437,595   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.07    07/28/2008          336,948
    254,416   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.10    08/07/2008          195,900
    508,831   WHITE PINE FINANCE LLC+/-++(a)(i)####                         4.01    02/22/2008          466,594
                                                                                                     28,740,501
                                                                                                 --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $31,793,736)                                           31,427,133
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 85


Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

  SHARES      SECURITY NAME                                                                          VALUE
-----------   --------------------------------------------------------                           --------------
INVESTMENT COMPANIES: 1.31%
     18,400   ISHARES RUSSELL 2000 GROWTH INDEX FUND<<                                           $    1,301,248
TOTAL INVESTMENT COMPANIES (COST $1,447,063)                                                          1,301,248
SHORT-TERM INVESTMENTS: 3.11%
  3,085,099   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                            3,085,099
TOTAL SHORT-TERM INVESTMENTS (COST $3,085,099)                                                        3,085,099
TOTAL INVESTMENTS IN SECURITIES
(COST $133,925,933)*                                                      132.55%                $  131,510,941
OTHER ASSETS AND LIABILITIES, NET                                         (32.55)                   (32,293,591)
                                                                          ------                 --------------
TOTAL NET ASSETS                                                          100.00%                $   99,217,350
                                                                          ------                 --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $3,085,099.

* Cost for federal income tax purposes is $135,407,898 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  6,623,145
Gross unrealized depreciation                 (10,520,102)
                                             ------------
Net unrealized appreciation (depreciation)   $ (3,896,957)

The accompanying notes are an integral part of these financial statements.

                   86 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

  SHARES      SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
COMMON STOCKS: 98.87%
BUSINESS SERVICES: 3.02%
    143,225   MICROSOFT CORPORATION                                                              $    3,822,675
    114,000   ORACLE CORPORATION+                                                                     2,315,340
    239,325   SYMANTEC CORPORATION+                                                                   4,685,984
                                                                                                     10,823,999
                                                                                                 --------------
CHEMICALS & ALLIED PRODUCTS: 14.90%
    101,850   ABBOTT LABORATORIES                                                                     5,864,523
     59,947   AIR PRODUCTS & CHEMICALS INCORPORATED                                                   4,105,770
    192,425   BRISTOL-MYERS SQUIBB COMPANY                                                            4,012,061
     22,025   COLGATE-PALMOLIVE COMPANY                                                               1,659,584
    122,709   E.I. DU PONT DE NEMOURS & COMPANY                                                       4,945,173
    102,240   JOHNSON & JOHNSON                                                                       7,083,187
    347,085   PFIZER INCORPORATED                                                                     6,400,247
    144,860   PROCTER & GAMBLE COMPANY                                                               10,095,293
     73,031   ROHM & HAAS COMPANY<<                                                                   5,112,170
    127,400   SCHERING-PLOUGH CORPORATION                                                             2,353,078
     46,000   WYETH                                                                                   1,699,240
                                                                                                     53,330,326
                                                                                                 --------------
COMMUNICATIO NS: 5.75%
    426,940   AT&T INCORPORATED                                                                      11,920,165
    270,436   VERIZON COMMUNICATIONS INCORPORATED                                                     8,678,291
                                                                                                     20,598,456
                                                                                                 --------------
DEPOSITORY INSTITUTIONS: 14.80%
    326,230   BANK OF AMERICA CORPORATION<<                                                          11,418,050
    202,505   BANK OF NEW YORK MELLON CORPORATION                                                     6,597,613
    354,840   CITIGROUP INCORPORATED                                                                  7,277,768
    344,090   JPMORGAN CHASE & COMPANY                                                               16,069,003
     70,750   STATE STREET CORPORATION                                                                4,024,260
    211,556   US BANCORP                                                                              7,620,247
                                                                                                     53,006,941
                                                                                                 --------------
EATING & DRINKING PLACES: 1.35%
     78,420   MCDONALD'S CORPORATION                                                                  4,838,514
                                                                                                 --------------
ELECTRIC, GAS & SANITARY SERVICES: 5.18%
     94,166   DOMINION RESOURCES INCORPORATED<<                                                       4,028,421
        525   EXELON CORPORATION                                                                         32,876
     42,995   FIRSTENERGY CORPORATION                                                                 2,880,235
    132,570   FPL GROUP INCORPORATED                                                                  6,668,271
     50,275   MDU RESOURCES GROUP INCORPORATED                                                        1,457,975
    106,530   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                            3,493,119
                                                                                                     18,560,897
                                                                                                 --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT: 6.12%
    142,900   CISCO SYSTEMS INCORPORATED+                                                             3,223,824
    120,875   EMERSON ELECTRIC COMPANY                                                                4,930,491
    424,294   GENERAL ELECTRIC COMPANY                                                               10,819,497
    157,795   NOKIA OYJ ADR                                                                           2,942,877
                                                                                                     21,916,689
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 87


Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

  SHARES      SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 1.91%
     82,875   COMMERCIAL METALS COMPANY                                                          $    1,399,759
     94,560   FORTUNE BRANDS INCORPORATED                                                             5,423,962
                                                                                                      6,823,721
                                                                                                 --------------
FOOD & KINDRED PRODUCTS: 2.60%
     64,662   KRAFT FOODS INCORPORATED CLASS A                                                        2,117,681
    101,095   PEPSICO INCORPORATED                                                                    7,205,041
                                                                                                      9,322,722
                                                                                                 --------------
FOOD STORES: 0.85%
    128,300   SAFEWAY INCORPORATED                                                                    3,043,276
                                                                                                 --------------
GENERAL MERCHANDISE STORES: 2.25%
    163,995   TARGET CORPORATION                                                                      8,043,955
                                                                                                 --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.07%
     59,116   3M COMPANY                                                                              4,038,214
    181,670   HEWLETT-PACKARD COMPANY                                                                 8,400,421
    223,250   INTEL CORPORATION                                                                       4,181,473
     43,792   INTERNATIONAL BUSINESS MACHINES CORPORATION                                             5,121,912
                                                                                                     21,742,020
                                                                                                 --------------
INSURANCE CARRIERS: 4.89%
    143,405   METLIFE INCORPORATED                                                                    8,030,680
     25,800   PRUDENTIAL FINANCIAL INCORPORATED                                                       1,857,600
    168,150   THE TRAVELERS COMPANIES INCORPORATED                                                    7,600,380
                                                                                                     17,488,660
                                                                                                 --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
    MEDICAL & OPTICAL GOODS: 1.77%
     44,234   BECTON DICKINSON & COMPANY                                                              3,550,221
     74,425   ROCKWELL AUTOMATION INCORPORATED                                                        2,779,030
                                                                                                      6,329,251
                                                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES: 1.36%
     97,275   MEDTRONIC INCORPORATED                                                                  4,873,478
                                                                                                 --------------
MEDICAL PRODUCTS: 0.79%
     89,775   MERCK & COMPANY INCORPORATED                                                            2,833,299
                                                                                                 --------------
MISCELLANEOUS RETAIL: 1.11%
    118,375   CVS CAREMARK CORPORATION                                                                3,984,503
                                                                                                 --------------
MOTION PICTURES: 1.81%
    245,050   TIME WARNER INCORPORATED                                                                3,212,606
    106,215   WALT DISNEY COMPANY                                                                     3,259,738
                                                                                                      6,472,344
                                                                                                 --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.76%
     97,010   AMERICAN EXPRESS COMPANY                                                                3,437,064
     55,925   CAPITAL ONE FINANCIAL CORPORATION<<                                                     2,852,175
                                                                                                      6,289,239
                                                                                                 --------------
OIL & GAS EXTRACTION: 2.27%
     82,300   CHESAPEAKE ENERGY CORPORATION                                                           2,951,278
    153,775   HALLIBURTON COMPANY                                                                     4,980,772
      2,700   SCHLUMBERGER LIMITED                                                                      210,843
                                                                                                      8,142,893
                                                                                                 --------------

                   88 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

  SHARES      SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 12.75%
    152,320   CHEVRON CORPORATION                                                                $   12,563,354
    171,400   CONOCOPHILLIPS                                                                         12,555,050
    217,436   EXXON MOBIL CORPORATION                                                                16,886,080
     91,550   MARATHON OIL CORPORATION                                                                3,650,099
                                                                                                     45,654,583
                                                                                                 --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.37%
     13,272   AMERIPRISE FINANCIAL INCORPORATED                                                         506,990
     31,800   MERRILL LYNCH & COMPANY INCORPORATED                                                      804,540
                                                                                                      1,311,530
                                                                                                 --------------
TOBACCO PRODUCTS: 0.92%
     68,275   PHILIP MORRIS INTERNATIONAL                                                             3,284,028
                                                                                                 --------------
TRANSPORTATION EQUIPMENT: 3.25%
    145,130   HONEYWELL INTERNATIONAL INCORPORATED                                                    6,030,152
     93,500   UNITED TECHNOLOGIES CORPORATION                                                         5,615,610
                                                                                                     11,645,762
                                                                                                 --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.02%
    118,525   SYSCO CORPORATION                                                                       3,654,123
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $314,171,755)                                                             354,015,209
                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING: 5.11%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.44%
    391,037   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                 391,037
    391,037   DAILY ASSETS FUND INSTITUTIONAL                                                           391,037
    391,037   DREYFUS CASH MANAGEMENT FUND                                                              391,037
    391,037   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                           391,037
                                                                                                      1,564,148
                                                                                                 --------------

                                                                         INTEREST    MATURITY
 PRINCIPAL                                                                 RATE        DATE
-----------                                                              --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 4.67%
$   318,458   ATLANTIS ONE FUNDING CORPORATION++                           6.75%    10/01/2008          318,458
    148,120   BANCO SANTANDER TOTTA LOAN+/-++                              2.51     10/15/2008          148,110
    148,120   BANK OF IRELAND+/-++                                         2.80     10/14/2008          148,116
  2,666,162   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $2,666,329)                                               2.25     10/01/2008        2,666,162
    151,264   CHEYNE FINANCE LLC+/-++(a)(i)####                            2.08     02/25/2008            2,496
    116,458   CHEYNE FINANCE LLC+/-(a)(i)####                              7.04     05/19/2008            1,922
     95,822   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $95,825)                                                  1.15     10/01/2008           95,822
  2,912,041   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $2,912,223)                                               2.25     10/01/2008        2,912,041
    568,099   GRYPHON FUNDING LIMITED(a)(i)                                0.00     08/23/2009          247,521
    385,112   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)          2.58     10/16/2008          385,112
    314,459   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $314,518)                                           6.75     10/01/2008          314,459
  2,912,041   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $2,912,183)                               1.75     10/01/2008        2,912,041
    318,458   MATCHPOINT MASTER TRUST++                                    6.75     10/01/2008          318,458
    318,458   MONT BLANC CAPITAL CORPORATION++                             7.50     10/01/2008          318,458
     27,402   MORGAN STANLEY+/-                                            2.64     10/15/2008           27,402

                   Wells Fargo Advantage Master Portfolios 89


Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

                                                                         INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                RATE        DATE          VALUE
-----------   --------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 2,391,843   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $2,391,909)                                1.00%   10/01/2008   $    2,391,843
    296,240   NORTHERN ROCK PLC+/-++                                        2.52    10/03/2008          296,213
     88,872   ROYAL BANK OF CANADA                                          0.25    10/01/2008           88,872
    290,315   ROYAL BANK OF CANADA                                          8.00    10/01/2008          290,315
    242,917   ROYAL BANK OF CANADA                                         10.00    10/01/2008          242,917
    159,970   ROYAL BANK OF CANADA                                         11.00    10/01/2008          159,970
    242,917   ROYAL BANK OF CANADA                                         12.00    10/01/2008          242,917
    318,458   STARBIRD FUNDING CORPORATION++                                7.00    10/01/2008          318,458
    318,458   TULIP FUNDING CORPORATION++                                   6.75    10/01/2008          318,458
    148,120   UNICREDITO ITALIANO BANK (IRELAND)+/-++                       2.52    10/14/2008          148,114
    148,120   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++            2.52    10/08/2008          148,117
    318,458   VERSAILLES CP LLC++                                           7.00    10/01/2008          318,458
    183,669   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.05    04/03/2008          141,425
    296,240   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.06    02/15/2008          228,105
    254,767   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.07    07/28/2008          196,170
    148,120   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.10    08/07/2008          114,052
    296,240   WHITE PINE FINANCE LLC+/-++(a)(i)####                         4.01    02/22/2008          271,654
                                                                                                     16,732,636
                                                                                                 --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,806,442)                                           18,296,784
                                                                                                 --------------

  SHARES
-----------
SHORT-TERM INVESTMENTS: 1.90%
  6,784,659   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                            6,784,659
                                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,784,659)                                                        6,784,659
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $339,762,856)*                                                      105.88%                $  379,096,652
OTHER ASSETS AND LIABILITIES, NET                                          (5.88)                   (21,044,726)
                                                                          ------                 --------------
TOTAL NET ASSETS                                                          100.00%                $  358,051,926
                                                                          ------                 --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $6,784,659.

* Cost for federal income tax purposes is $340,403,547 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 81,685,363
Gross unrealized depreciation                 (42,992,258)
                                             ------------
Net unrealized appreciation (depreciation)   $ 38,693,105

The accompanying notes are an integral part of these financial statements.

                   90 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
COMMON STOCKS: 99.30%
APPAREL & ACCESSORY STORES: 0.70%
     92,600   KOHL'S CORPORATION+                                                                $    4,267,008
                                                                                                 --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 0.94%
     73,900   VF CORPORATION<<                                                                        5,713,209
                                                                                                 --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.60%
     92,000   ADVANCE AUTO PARTS INCORPORATED                                                         3,648,720
                                                                                                 --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.73%
     71,900   RYDER SYSTEM INCORPORATED                                                               4,457,800
                                                                                                 --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.96%
    237,860   PULTE HOMES INCORPORATED                                                                3,322,904
    182,050   WALTER INDUSTRIES INCORPORATED                                                          8,638,273
                                                                                                     11,961,177
                                                                                                 --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
   DEALERS: 1.31%
    337,700   LOWE'S COMPANIES INCORPORATED                                                           8,000,113
                                                                                                 --------------
BUSINESS SERVICES: 1.04%
    278,100   CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                              6,323,994
                                                                                                 --------------
CHEMICALS & ALLIED PRODUCTS: 11.63%
    224,100   AMGEN INCORPORATED+                                                                    13,282,407
    125,600   E.I. DU PONT DE NEMOURS & Company                                                       5,061,680
    466,100   INVITROGEN CORPORATION+<<                                                              17,618,580
     91,500   JOHNSON & JOHNSON                                                                       6,339,120
     49,100   MOSAIC COMPANY                                                                          3,339,782
    739,700   PFIZER INCORPORATED                                                                    13,640,068
     63,100   PROCTER & GAMBLE COMPANY                                                                4,397,439
    250,000   TERRA INDUSTRIES INCORPORATED<<                                                         7,350,000
                                                                                                     71,029,076
                                                                                                 --------------
COMMUNICATIONS: 7.30%
    704,300   AT&T INCORPORATED                                                                      19,664,056
    349,500   COMCAST CORPORATION CLASS A                                                             6,860,685
    122,000   NII HOLDINGS INCORPORATED+                                                              4,626,240
    418,300   VERIZON COMMUNICATIONS INCORPORATED                                                    13,423,247
                                                                                                     44,574,228
                                                                                                 --------------
DEPOSITORY INSTITUTIONS: 15.78%
    571,300   BANK OF AMERICA CORPORATION<<                                                          19,995,500
    668,100   JPMORGAN CHASE & COMPANY                                                               31,200,270
    354,627   MARSHALL & ILSLEY CORPORATION<<                                                         7,145,734
    529,000   NEW YORK COMMUNITY BANCORP INCORPORATED<<                                               8,881,910
    362,700   SUNTRUST BANKS INCORPORATED                                                            16,317,873
    170,100   WESTERN UNION COMPANY                                                                   4,196,367
    222,900   ZIONS BANCORPORATION<<                                                                  8,626,230
                                                                                                     96,363,884
                                                                                                 --------------
EATING & DRINKING PLACES: 0.92%
     91,000   MCDONALD'S CORPORATION                                                                  5,614,700
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 91


Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
ELECTRIC, GAS & SANITARY SERVICES: 5.25%
    380,000   ALLIED WASTE INDUSTRIES INCORPORATED+                                              $    4,221,800
    347,000   AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                           12,849,410
    412,800   NORTHEAST UTILITIES                                                                    10,588,320
    178,400   NRG ENERGY INCORPORATED+<<                                                              4,415,400
                                                                                                     32,074,930
                                                                                                 --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
   COMPUTER EQUIPMENT: 1.59%
    579,100   MOTOROLA INCORPORATED                                                                   4,134,774
    202,200   TYCO ELECTRONICS LIMITED                                                                5,592,852
                                                                                                      9,727,626
                                                                                                 --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 1.16%
    125,600   CROWN HOLDINGS INCORPORATED+                                                            2,789,576
     82,158   SNAP-ON INCORPORATED                                                                    4,326,440
                                                                                                      7,116,016
                                                                                                 --------------
FOOD & KINDRED PRODUCTS: 1.50%
     75,775   BUNGE LIMITED<<                                                                         4,787,465
     93,100   MOLSON COORS BREWING COMPANY<<                                                          4,352,425
                                                                                                      9,139,890
                                                                                                 --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.22%
    150,000   CNH GLOBAL N.V.<<                                                                       3,306,000
     70,700   CUMMINS INCORPORATED                                                                    3,091,004
    205,800   HEWLETT-PACKARD COMPANY                                                                 9,516,192
     80,300   INTERNATIONAL BUSINESS MACHINES CORPORATION                                             9,391,888
     99,400   SPX CORPORATION                                                                         7,653,800
    165,500   TEREX CORPORATION+                                                                      5,051,060
                                                                                                     38,009,944
                                                                                                 --------------
INSURANCE AGENTS, BROKERS & SERVICE: 3.67%
    414,400   MARSH & MCLENNAN COMPANIES INCORPORATED                                                13,161,344
    368,700   UNUMPROVIDENT CORPORATION<<                                                             9,254,370
                                                                                                     22,415,714
                                                                                                 --------------
INSURANCE CARRIERS: 5.46%
     84,000   ACE LIMITED                                                                             4,546,920
     63,100   ARCH CAPITAL GROUP LIMITED+<<                                                           4,608,193
    374,100   THE TRAVELERS COMPANIES INCORPORATED                                                   16,909,320
    155,100   WELLPOINT INCORPORATED+                                                                 7,254,027
                                                                                                     33,318,460
                                                                                                 --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS: 0.80%
    397,100   BOSTON SCIENTIFIC CORPORATION+<<                                                        4,872,417
                                                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES: 1.12%
    157,200   ST. JUDE MEDICAL INCORPORATED                                                           6,836,628
                                                                                                 --------------
METAL MINING: 1.61%
    172,700   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                     9,817,995
                                                                                                 --------------
MISCELLANEOUS RETAIL: 1.66%
    300,900   CVS CAREMARK CORPORATION                                                               10,128,294
                                                                                                 --------------
MOTION PICTURES: 1.12%
    223,900   WALT DISNEY COMPANY                                                                     6,871,491
                                                                                                 --------------

                   92 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
OIL & GAS EXTRACTION: 5.88%
     71,400   APACHE CORPORATION                                                                 $    7,445,592
    190,200   NOBLE CORPORATION                                                                       8,349,780
     95,100   NOBLE ENERGY INCORPORATED                                                               5,286,609
   145,300O   CCIDENTAL PETROLEUM CORPORATION                                                        10,236,385
     64,000   WHITING PETROLEUM CORPORATION+                                                          4,560,640
                                                                                                     35,879,006
                                                                                                 --------------
PAPER & ALLIED PRODUCTS: 1.31%
    305,600   INTERNATIONAL PAPER COMPANY<<                                                           8,000,608
                                                                                                 --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 8.87%
    152,000   CHEVRON CORPORATION                                                                    12,536,960
    114,300   CONOCOPHILLIPS                                                                          8,372,475
    325,200   EXXON MOBIL CORPORATION                                                                25,255,032
     97,200   HESS CORPORATION                                                                        7,978,176
                                                                                                     54,142,643
                                                                                                 --------------
PIPELINES: 0.92%
    238,900   THE WILLIAMS COMPANIES INCORPORATED                                                     5,649,985
                                                                                                 --------------
PRIMARY METAL INDUSTRIES: 0.84%
    129,800   NUCOR CORPORATION                                                                       5,127,100
                                                                                                 --------------
RAILROAD TRANSPORTATION: 1.71%
     57,900   NORFOLK SOUTHERN CORPORATION                                                            3,833,559
     92,600   UNION PACIFIC CORPORATION                                                               6,589,416
                                                                                                     10,422,975
                                                                                                 --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 3.10%
    301,100   INVESCO LIMITED<<                                                                       6,317,078
    413,000   NASDAQ STOCK MARKET INCORPORATED+<<                                                    12,625,410
                                                                                                     18,942,488
                                                                                                 --------------
TOBACCO PRODUCTS: 2.13%
    270,900   PHILIP MORRIS INTERNATIONAL                                                            13,030,290
                                                                                                 --------------
TRANSPORTATION BY AIR: 0.47%
    388,500   DELTA AIR LINES INCORPORATED+<<                                                         2,894,325
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $669,429,290)                                                             606,372,734
                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING: 12.74%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.09%
  1,662,992   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                               1,662,992
  1,662,992   DAILY ASSETS FUND INSTITUTIONAL                                                         1,662,992
  1,662,992   DREYFUS CASH MANAGEMENT FUND                                                            1,662,992
  1,662,992   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                         1,662,992
                                                                                                      6,651,968
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 93


Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

                                                                         INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                RATE        DATE           VALUE
-----------   --------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: 11.65%
$ 1,354,331   ATLANTIS ONE FUNDING CORPORATION++                            6.75%   10/01/2008   $    1,354,331
    629,921   BANCO SANTANDER TOTTA LOAN+/-++                               2.51    10/15/2008          629,879
    629,921   BANK OF IRELAND+/-++                                          2.80    10/14/2008          629,905
 11,338,584   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $11,339,293)                                               2.25    10/01/2008       11,338,584
    643,293   CHEYNE FINANCE LLC+/-++(a)(i)####                             2.08    02/25/2008           10,614
    495,270   CHEYNE FINANCE LLC+/-(a)(i)####                               7.04    05/19/2008            8,172
    407,509   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $407,522)                                                  1.15    10/01/2008          407,509
 12,384,253   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $12,385,027)                                               2.25    10/01/2008       12,384,253
  2,415,997   GRYPHON FUNDING LIMITED(a)(i)                                 0.00    08/23/2009        1,052,650
  1,637,795   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)           2.58    10/16/2008        1,637,795
  1,337,323   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $1,337,574)                                          6.75    10/01/2008        1,337,323
 12,384,253   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $12,384,855)                               1.75    10/01/2008       12,384,253
  1,354,331   MATCHPOINT MASTER TRUST++                                     6.75    10/01/2008        1,354,331
  1,354,331   MONT BLANC CAPITAL CORPORATION++                              7.50    10/01/2008        1,354,331
    116,535   MORGAN STANLEY+/-                                             2.64    10/15/2008          116,535
 10,171,970   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $10,172,253)                               1.00    10/01/2008       10,171,970
  1,259,843   NORTHERN ROCK PLC+/-++                                        2.52    10/03/2008        1,259,727
    377,953   ROYAL BANK OF CANADA                                          0.25    10/01/2008          377,953
  1,234,646   ROYAL BANK OF CANADA                                          8.00    10/01/2008        1,234,646
  1,033,071   ROYAL BANK OF CANADA                                         10.00    10/01/2008        1,033,071
    680,315   ROYAL BANK OF CANADA                                         11.00    10/01/2008          680,315
  1,033,071   ROYAL BANK OF CANADA                                         12.00    10/01/2008        1,033,071
  1,354,331   STARBIRD FUNDING CORPORATION++                                7.00    10/01/2008        1,354,331
  1,354,331   TULIP FUNDING CORPORATION++                                   6.75    10/01/2008        1,354,331
    629,921   UNICREDITO ITALIANO BANK (IRELAND)+/-++                       2.52    10/14/2008          629,895
    629,921   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++            2.52    10/08/2008          629,906
  1,354,331   VERSAILLES CP LLC++                                           7.00    10/01/2008        1,354,331
    781,102   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.05    04/03/2008          601,449
  1,259,843   VICTORIA FINANCE LLC+/-++(a)(i)####                           4.06    02/15/2008          970,079
  1,083,465   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.07    07/28/2008          834,268
    629,921   VICTORIA FINANCE LLC+/-++(a)(i)####                           7.10    08/07/2008          485,039
  1,259,843   WHITE PINE FINANCE LLC+/-++(a)(i)####                         4.01    02/22/2008        1,155,277
                                                                                                     71,160,124
                                                                                                 --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $78,453,083)                                           77,812,092
                                                                                                 --------------

                   94 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
SHORT-TERM INVESTMENTS: 1.36%
  8,271,768   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                       $    8,271,768
                                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,271,768)                                                        8,271,768
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $756,154,141)*                                                      113.40%                $  692,456,594
OTHER ASSETS AND LIABILITIES, NET                                         (13.40)                   (81,809,575)
                                                                          ------                 --------------
TOTAL NET ASSETS                                                          100.00%                $  610,647,019
                                                                          ------                 --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Security that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $8,271,768

* Cost for federal income tax purposes is $758,287,313 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 14,387,065
Gross unrealized depreciation                 (80,217,784)
                                             ------------
Net unrealized appreciation (depreciation)   $(65,830,719)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 95


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
COMMON STOCKS: 99.87%
AMUSEMENT & RECREATION SERVICES: 0.05%
     67,998   INTERNATIONAL GAME TECHNOLOGY                                                      $    1,168,206
                                                                                                 --------------
APPAREL & ACCESSORY STORES: 0.35%
     19,116   ABERCROMBIE & FITCH COMPANY CLASS A<<                                                     754,126
    103,125   GAP INCORPORATED<<                                                                      1,833,563
     66,890   KOHL'S CORPORATION+                                                                     3,082,291
     62,679   LIMITED BRANDS INCORPORATED<<                                                           1,085,600
     35,026   NORDSTROM INCORPORATED<<                                                                1,009,449
                                                                                                      7,765,029
                                                                                                 --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 0.13%
     18,324   JONES APPAREL GROUP INCORPORATED                                                          339,177
     20,815   LIZ CLAIBORNE INCORPORATED<<                                                              341,990
     12,486   POLO RALPH LAUREN CORPORATION                                                             832,067
     19,135   VF CORPORATION<<                                                                        1,479,327
                                                                                                      2,992,561
                                                                                                 --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.06%
     23,667   AUTONATION INCORPORATED<<+                                                                266,017
      9,175   AUTOZONE INCORPORATED<<+                                                                1,131,645
                                                                                                      1,397,662
                                                                                                 --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.03%
     12,399   RYDER SYSTEM INCORPORATED<<                                                               768,738
                                                                                                 --------------
BIOPHARMACEUTICALS: 0.91%
     99,907   CELGENE CORPORATION+                                                                    6,322,115
     59,004   GENZYME CORPORATION<<+                                                                  4,772,834
    202,043   GILEAD SCIENCES INCORPORATED<<+                                                         9,209,120
                                                                                                     20,304,069
                                                                                                 --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.12%
     27,140   CENTEX CORPORATION                                                                        439,668
     60,497   D.R. HORTON INCORPORATED<<                                                                787,671
     16,531   KB HOME<<                                                                                 325,330
     31,045   LENNAR CORPORATION CLASS A<<                                                              471,574
     46,924   PULTE HOMES INCORPORATED                                                                  655,528
                                                                                                      2,679,771
                                                                                                 --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
   DEALERS: 0.89%
     28,381   FASTENAL COMPANY<<                                                                      1,401,738
    373,038   HOME DEPOT INCORPORATED<<                                                               9,657,954
    321,911   LOWE'S COMPANIES INCORPORATED                                                           7,626,072
     21,670   SHERWIN-WILLIAMS COMPANY                                                                1,238,657
                                                                                                     19,924,421
                                                                                                 --------------
BUSINESS SERVICES: 6.40%
    116,504   ADOBE SYSTEMS INCORPORATED                                                              4,598,413
     21,363   AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                      1,081,609
     37,144   AKAMAI TECHNOLOGIES INCORPORATED+                                                         647,791
     49,407   AUTODESK INCORPORATED<<                                                                 1,657,605
    111,763   AUTOMATIC DATA PROCESSING INCORPORATED                                                  4,777,868
     41,736   BMC SOFTWARE INCORPORATED+                                                              1,194,902
     86,507   CA INCORPORATED                                                                         1,726,680

                   96 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
BUSINESS SERVICES (continued)
     40,056   CITRIX SYSTEMS INCORPORATED<<+                                                     $    1,011,815
     64,050   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                     1,462,262
     33,239   COMPUTER SCIENCES CORPORATION+                                                          1,335,875
     55,983   COMPUWARE CORPORATION+                                                                    542,475
     26,756   CONVERGYS CORPORATION+                                                                    395,454
    239,942   EBAY INCORPORATED+                                                                      5,369,902
     70,023   ELECTRONIC ARTS INCORPORATED+                                                           2,590,151
     28,167   EQUIFAX INCORPORATED                                                                      970,353
     41,668   FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED                                       769,191
     36,028   FISERV INCORPORATED+                                                                    1,704,845
     52,487   GOOGLE INCORPORATED CLASS A+                                                           21,022,093
     39,944   IMS HEALTH INCORPORATED                                                                   755,341
    104,648   INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                            811,022
     70,503   INTUIT INCORPORATED<<+                                                                  2,228,600
    119,379   JUNIPER NETWORKS INCORPORATED<<+                                                        2,515,316
     15,887   MASTERCARD INCORPORATED CLASS A<<                                                       2,817,242
  1,724,566   MICROSOFT CORPORATION                                                                  46,028,667
     27,229   MONSTER WORLDWIDE INCORPORATED<<+                                                         405,984
     75,829   NOVELL INCORPORATED+                                                                      389,761
     70,018   OMNICOM GROUP INCORPORATED                                                              2,699,894
    860,616   ORACLE CORPORATION+                                                                    17,479,111
     34,243   ROBERT HALF INTERNATIONAL INCORPORATED                                                    847,514
     22,854   SALESFORCE.COM INCORPORATED<<+                                                          1,106,134
    165,373   SUN MICROSYSTEMS INCORPORATED+                                                          1,256,833
    184,293   SYMANTEC CORPORATION+                                                                   3,608,457
     43,416   TOTAL SYSTEM SERVICES INCORPORATED                                                        712,022
     78,971   UNISYS CORPORATION                                                                        217,170
     42,435   VERISIGN INCORPORATED<<+                                                                1,106,705
    304,364   YAHOO! INCORPORATED<<+                                                                  5,265,497
                                                                                                    143,110,554
                                                                                                 --------------
CHEMICALS & ALLIED PRODUCTS: 11.44%
    338,573   ABBOTT LABORATORIES                                                                    19,495,033
     46,526   AIR PRODUCTS & CHEMICALS INCORPORATED                                                   3,186,566
    232,379   AMGEN INCORPORATED+                                                                    13,773,103
     23,388   AVERY DENNISON CORPORATION<<                                                            1,040,298
     93,496   AVON PRODUCTS INCORPORATED                                                              3,886,629
     23,902   BARR PHARMACEUTICALS INCORPORATED+                                                      1,560,801
     63,749   BIOGEN IDEC INCORPORATED<<+                                                             3,205,937
    434,788   BRISTOL-MYERS SQUIBB COMPANY                                                            9,065,330
     12,407   CF INDUSTRIES HOLDINGS INCORPORATED                                                     1,134,744
     30,328   CLOROX COMPANY                                                                          1,901,262
    111,075   COLGATE-PALMOLIVE COMPANY                                                               8,369,501
    203,153   DOW CHEMICAL COMPANY                                                                    6,456,202
    198,144   E.I. DU PONT DE NEMOURS & COMPANY                                                       7,985,203
     16,778   EASTMAN CHEMICAL COMPANY                                                                  923,797
     38,558   ECOLAB INCORPORATED                                                                     1,870,834
    219,745   ELI LILLY & COMPANY                                                                     9,675,372
     25,218   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                             1,258,630
     66,958   FOREST LABORATORIES INCORPORATED+                                                       1,893,572
     35,020   HOSPIRA INCORPORATED+                                                                   1,337,764
     17,254   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                           680,843
    613,762   JOHNSON & JOHNSON                                                                      42,521,431
     54,137   KING PHARMACEUTICALS INCORPORATED+                                                        518,632
    120,798   MONSANTO COMPANY                                                                       11,956,586
     66,875   MYLAN LABORATORIES INCORPORATED<<                                                         763,713
  1,480,541   PFIZER INCORPORATED                                                                    27,301,176

                   Wells Fargo Advantage Master Portfolios 97


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
CHEMICALS & ALLIED PRODUCTS (continued)
     36,046   PPG INDUSTRIES INCORPORATED<<                                                      $    2,102,203
     69,180   PRAXAIR INCORPORATED                                                                    4,962,973
    666,433   PROCTER & GAMBLE COMPANY<<                                                             46,443,716
     27,201   ROHM & HAAS COMPANY<<                                                                   1,904,070
    357,032   SCHERING-PLOUGH CORPORATION                                                             6,594,381
     27,666   SIGMA-ALDRICH CORPORATION                                                               1,450,252
    292,865   WYETH                                                                                  10,818,433
                                                                                                    256,038,987
                                                                                                 --------------
COAL MINING: 0.23%
     40,233   CONSOL ENERGY INCORPORATED<<                                                            1,846,292
     18,573   MASSEY ENERGY COMPANY                                                                     662,499
     59,727   PEABODY ENERGY CORPORATION                                                              2,687,715
                                                                                                      5,196,506
                                                                                                 --------------
COMMUNICATIONS: 3.75%
     86,522   AMERICAN TOWER CORPORATION CLASS A                                                      3,112,196
  1,294,294   AT&T INCORPORATED<<                                                                    36,136,688
     22,479   CENTURYTEL INCORPORATED                                                                   823,855
    640,925   COMCAST CORPORATION CLASS A                                                            12,581,358
    126,780   DIRECTV GROUP INCORPORATED<<                                                            3,317,833
     31,299   EMBARQ CORPORATION                                                                      1,269,174
    326,003   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<                                       1,052,990
     19,739   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                 716,723
    626,873   SPRINT NEXTEL CORPORATION<<                                                             3,823,925
    625,454   VERIZON COMMUNICATIONS INCORPORATED                                                    20,070,819
     96,552   WINDSTREAM CORPORATION                                                                  1,056,279
                                                                                                     83,961,840
                                                                                                 --------------
DEPOSITORY INSTITUTIONS: 8.39%
  1,001,549   BANK OF AMERICA CORPORATION<<                                                          35,054,218
    251,714   BANK OF NEW YORK MELLON CORPORATION                                                     8,200,842
    120,685   BB&T CORPORATION<<                                                                      4,561,893
  1,195,985   CITIGROUP INCORPORATED<<                                                               24,529,652
     33,043   COMERICA INCORPORATED<<                                                                 1,083,480
    126,844   FIFTH THIRD BANCORP                                                                     1,509,444
     44,309   FIRST HORIZON NATIONAL CORPORATION<<                                                      414,737
    114,137   HUDSON CITY BANCORP INCORPORATED<<                                                      2,105,828
     80,418   HUNTINGTON BANCSHARES INCORPORATED<<                                                      642,540
    809,117   JPMORGAN CHASE & COMPANY                                                               37,785,764
    108,642   KEYCORP<<                                                                               1,297,185
     16,943   M&T BANK CORPORATION<<                                                                  1,512,163
     56,982   MARSHALL & ILSLEY CORPORATION<<                                                         1,148,187
    167,186   NATIONAL CITY CORPORATION<<                                                               292,576
     48,549   NORTHERN TRUST CORPORATION                                                              3,505,238
     76,102   PNC FINANCIAL SERVICES GROUP<<                                                          5,684,819
    152,600   REGIONS FINANCIAL CORPORATION<<                                                         1,464,960
    119,358   SOVEREIGN BANCORP INCORPORATED                                                            471,465
     94,825   STATE STREET CORPORATION                                                                5,393,646
     77,681   SUNTRUST BANKS INCORPORATED                                                             3,494,868
    382,611   US BANCORP                                                                             13,781,648
    474,154   WACHOVIA CORPORATION                                                                    1,659,539
    325,860   WASHINGTON MUTUAL INCORPORATED<<                                                           26,721
    726,755   WELLS FARGO & COMPANY<<(l)                                                             27,275,115
    160,141   WESTERN UNION COMPANY<<                                                                 3,950,678
     25,186   ZIONS BANCORPORATION<<                                                                    974,698
                                                                                                    187,821,904
                                                                                                 --------------

                   98 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
E-COMMERCE/SERVICES: 0.23%
     70,159   AMAZON.COM INCORPORATED+                                                           $    5,104,769
                                                                                                 --------------
EATING & DRINKING PLACES: 0.87%
     30,846   DARDEN RESTAURANTS INCORPORATED                                                           883,121
    247,015   MCDONALD'S CORPORATION                                                                 15,240,826
    102,947   YUM! BRANDS INCORPORATED                                                                3,357,102
                                                                                                     19,481,049
                                                                                                 --------------
EDUCATIONAL SERVICES: 0.06%
     23,325   APOLLO GROUP INCORPORATED CLASS A<<+                                                    1,383,173
                                                                                                 --------------
ELECTRIC, GAS & SANITARY SERVICES: 4.01%
    147,757   AES CORPORATION<<                                                                       1,727,279
     37,087   ALLEGHENY ENERGY INCORPORATED                                                           1,363,689
     74,428   ALLIED WASTE INDUSTRIES INCORPORATED+                                                     826,895
     46,168   AMEREN CORPORATION                                                                      1,801,937
     88,349   AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                            3,271,563
     75,075   CENTERPOINT ENERGY INCORPORATED                                                         1,093,843
     49,479   CMS ENERGY CORPORATION                                                                    617,003
     60,001   CONSOLIDATED EDISON INCORPORATED                                                        2,577,643
     39,167   CONSTELLATION ENERGY GROUP INCORPORATED                                                   951,758
    127,373   DOMINION RESOURCES INCORPORATED<<                                                       5,449,017
     35,820   DTE ENERGY COMPANY<<                                                                    1,437,098
    277,812   DUKE ENERGY CORPORATION                                                                 4,842,263
    111,034   DYNEGY INCORPORATED CLASS A                                                               397,502
     71,558   EDISON INTERNATIONAL                                                                    2,855,164
    154,006   EL PASO CORPORATION                                                                     1,965,117
     42,076   ENTERGY CORPORATION                                                                     3,745,185
    144,371   EXELON CORPORATION                                                                      9,040,512
     66,951   FIRSTENERGY CORPORATION                                                                 4,485,047
     89,717   FPL GROUP INCORPORATED                                                                  4,512,765
     69,394   FRONTIER COMMUNICATIONS CORPORATION                                                       798,031
     16,785   INTEGRYS ENERGY GROUP INCORPORATED                                                        838,243
      9,916   NICOR INCORPORATED                                                                        439,775
     60,229   NISOURCE INCORPORATED                                                                     888,980
     44,312   PEPCO HOLDINGS INCORPORATED                                                             1,015,188
     78,750   PG&E CORPORATION                                                                        2,949,188
     22,124   PINNACLE WEST CAPITAL CORPORATION                                                         761,287
     82,250   PPL CORPORATION                                                                         3,044,895
     57,540   PROGRESS ENERGY INCORPORATED                                                            2,481,700
    111,678   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                            3,661,922
     38,080   QUESTAR CORPORATION                                                                     1,558,234
     54,112   SEMPRA ENERGY                                                                           2,731,033
    135,037   SPECTRA ENERGY CORPORATION                                                              3,213,881
     46,724   TECO ENERGY INCORPORATED                                                                  734,969
    169,158   THE SOUTHERN COMPANY                                                                    6,375,565
    107,722   WASTE MANAGEMENT INCORPORATED                                                           3,392,150
     97,956   XCEL ENERGY INCORPORATED                                                                1,958,140
                                                                                                     89,804,461
                                                                                                 --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 6.67%
    133,359   ADVANCED MICRO DEVICES INCORPORATED<<+                                                    700,135
     66,068   ALTERA CORPORATION<<                                                                    1,366,286
     38,832   AMPHENOL CORPORATION CLASS A                                                            1,558,716
     63,791   ANALOG DEVICES INCORPORATED                                                             1,680,893
     96,935   BROADCOM CORPORATION CLASS A+                                                           1,805,899

                   Wells Fargo Advantage Master Portfolios 99


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT (continued)
     19,838   CIENA CORPORATION<<+                                                               $      199,967
  1,297,399   CISCO SYSTEMS INCORPORATED+                                                            29,269,321
     38,214   COOPER INDUSTRIES LIMITED CLASS A<<                                                     1,526,649
    170,422   EMERSON ELECTRIC COMPANY                                                                6,951,513
  2,184,910   GENERAL ELECTRIC COMPANY<<                                                             55,715,205
     12,855   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                              437,970
     46,130   JABIL CIRCUIT INCORPORATED                                                                440,080
     47,084   JDS UNIPHASE CORPORATION<<+                                                               398,331
     38,045   KLA-TENCOR CORPORATION                                                                  1,204,124
     26,668   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                2,621,998
     48,654   LINEAR TECHNOLOGY CORPORATION                                                           1,491,732
    141,360   LSI LOGIC CORPORATION+                                                                    757,690
     49,614   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                 1,402,092
     40,440   MICROCHIP TECHNOLOGY INCORPORATED<<                                                     1,190,149
    167,149   MICRON TECHNOLOGY INCORPORATED<<                                                          676,953
     31,333   MOLEX INCORPORATED                                                                        703,426
    497,551   MOTOROLA INCORPORATED                                                                   3,552,514
     42,821   NATIONAL SEMICONDUCTOR CORPORATION                                                        736,949
     71,906   NETAPP INCORPORATED+                                                                    1,310,846
     21,776   NOVELLUS SYSTEMS INCORPORATED<<+                                                          427,681
    122,243   NVIDIA CORPORATION+                                                                     1,309,223
     28,811   QLOGIC CORPORATION<<+                                                                     442,537
    360,408   QUALCOMM INCORPORATED                                                                  15,486,732
     35,012   ROCKWELL COLLINS INCORPORATED                                                           1,683,727
     87,319   TELLABS INCORPORATED+                                                                     354,515
    287,911   TEXAS INSTRUMENTS INCORPORATED<<                                                        6,190,087
    103,734   TYCO ELECTRONICS LIMITED                                                                2,869,282
     16,348   WHIRLPOOL CORPORATION<<                                                                 1,296,233
     60,716   XILINX INCORPORATED                                                                     1,423,790
                                                                                                    149,183,245
                                                                                                 --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.33%
     39,314   FLUOR CORPORATION                                                                       2,189,790
     26,886   JACOBS ENGINEERING GROUP INCORPORATED+                                                  1,460,179
     43,354   MOODY'S CORPORATION<<                                                                   1,474,036
     70,469   PAYCHEX INCORPORATED                                                                    2,327,591
                                                                                                      7,451,596
                                                                                                 --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 0.33%
     21,235   BALL CORPORATION                                                                          838,570
     32,927   FORTUNE BRANDS INCORPORATED                                                             1,888,693
     87,833   ILLINOIS TOOL WORKS INCORPORATED                                                        3,904,177
     12,615   SNAP-ON INCORPORATED                                                                      664,306
                                                                                                      7,295,746
                                                                                                 --------------
FINANCIAL SERVICES: 0.04%
     35,099   JANUS CAPITAL GROUP INCORPORATED                                                          852,204
                                                                                                 --------------
FOOD & KINDRED PRODUCTS: 4.52%
    157,925   ANHEUSER-BUSCH COMPANIES INCORPORATED                                                  10,246,174
    141,502   ARCHER DANIELS MIDLAND COMPANY<<                                                        3,100,309
     46,510   CAMPBELL SOUP COMPANY                                                                   1,795,286
     69,643   COCA-COLA ENTERPRISES INCORPORATED                                                      1,167,913
     99,495   CONAGRA FOODS INCORPORATED                                                              1,936,173
     42,572   CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                              913,595
     73,841   GENERAL MILLS INCORPORATED                                                              5,074,354

                   100 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
FOOD & KINDRED PRODUCTS (continued)
     68,593   H.J. HEINZ COMPANY<<                                                               $    3,427,592
     24,754   HERCULES INCORPORATED                                                                     489,882
     54,997   KELLOGG COMPANY                                                                         3,085,332
    333,428   KRAFT FOODS INCORPORATED CLASS A                                                       10,919,767
     28,322   MCCORMICK & COMPANY INCORPORATED                                                        1,088,981
     33,085   MOLSON COORS BREWING COMPANY                                                            1,546,724
     29,995   PEPSI BOTTLING GROUP INCORPORATED                                                         874,954
    343,839   PEPSICO INCORPORATED                                                                   24,505,406
    155,144   SARA LEE CORPORATION<<                                                                  1,959,469
    436,604   THE COCA-COLA COMPANY                                                                  23,087,620
     36,398   THE HERSHEY COMPANY<<                                                                   1,439,177
     65,898   TYSON FOODS INCORPORATED CLASS A                                                          786,822
     47,317   WM. WRIGLEY JR. COMPANY                                                                 3,756,970
                                                                                                    101,202,500
                                                                                                 --------------
FOOD STORES: 0.41%
    143,839   KROGER COMPANY                                                                          3,952,696
     95,628   SAFEWAY INCORPORATED                                                                    2,268,296
    160,463   STARBUCKS CORPORATION+                                                                  2,386,085
     30,811   WHOLE FOODS MARKET INCORPORATED<<                                                         617,144
                                                                                                      9,224,221
                                                                                                 --------------
FORESTRY: 0.13%
     46,404   WEYERHAEUSER COMPANY                                                                    2,811,154
                                                                                                 --------------
FURNITURE & FIXTURES: 0.15%
     35,303   LEGGETT & PLATT INCORPORATED<<                                                            769,252
     79,067   MASCO CORPORATION                                                                       1,418,462
     60,860   NEWELL RUBBERMAID INCORPORATED                                                          1,050,444
                                                                                                      3,238,158
                                                                                                 --------------
GENERAL MERCHANDISE STORES: 2.06%
     18,015   BIG LOTS INCORPORATED+                                                                    501,357
     30,682   FAMILY DOLLAR STORES INCORPORATED                                                         727,163
     48,775   JCPENNEY COMPANY INCORPORATED                                                           1,626,159
     92,366   MACY'S INCORPORATED                                                                     1,660,741
     12,494   SEARS HOLDINGS CORPORATION<<+                                                           1,168,189
    165,747   TARGET CORPORATION                                                                      8,129,890
     92,116   TJX COMPANIES INCORPORATED<<                                                            2,811,380
    492,496   WAL-MART STORES INCORPORATED                                                           29,495,585
                                                                                                     46,120,464
                                                                                                 --------------
HEALTH SERVICES: 0.36%
     78,881   CARDINAL HEALTH INCORPORATED                                                            3,887,256
     22,929   DAVITA INCORPORATED+                                                                    1,307,182
     24,423   LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                           1,697,399
     91,108   TENET HEALTHCARE CORPORATION+                                                             505,649
     22,943   WATSON PHARMACEUTICALS INCORPORATED+                                                      653,876
                                                                                                      8,051,362
                                                                                                 --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.30%
     18,805   APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A<<                                       658,551
     16,921   AVALONBAY COMMUNITIES INCORPORATED                                                      1,665,365
     26,314   BOSTON PROPERTIES INCORPORATED                                                          2,464,569
     26,415   DEVELOPERS DIVERSIFIED REALTY CORPORATION<<                                               837,091

                   Wells Fargo Advantage Master Portfolios 101


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
     59,504   EQUITY RESIDENTIAL<<                                                               $    2,642,573
     49,977   GENERAL GROWTH PROPERTIES INCORPORATED                                                    754,653
     55,268   HCP INCORPORATED<<                                                                      2,217,905
    114,092   HOST HOTELS & RESORTS INCORPORATED                                                      1,516,283
     49,873   KIMCO REALTY CORPORATION                                                                1,842,309
     37,585   PLUM CREEK TIMBER COMPANY<<                                                             1,873,988
     57,647   PROLOGIS                                                                                2,379,092
     27,504   PUBLIC STORAGE INCORPORATED                                                             2,723,171
     49,426   SIMON PROPERTY GROUP INCORPORATED<<                                                     4,794,322
     30,081   VORNADO REALTY TRUST<<                                                                  2,735,867
                                                                                                     29,105,739
                                                                                                 --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.21%
     57,194   BED BATH & BEYOND INCORPORATED<<+                                                       1,796,464
     74,188   BEST BUY COMPANY INCORPORATED                                                           2,782,050
                                                                                                      4,578,514
                                                                                                 --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.16%
     64,903   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                             1,693,319
     41,008   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                        1,153,965
     38,977   WYNDHAM WORLDWIDE CORPORATION                                                             612,329
                                                                                                      3,459,613
                                                                                                 --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 7.87%
    153,520   3M COMPANY                                                                             10,486,951
    194,567   APPLE INCORPORATED+                                                                    22,114,485
    294,672   APPLIED MATERIALS INCORPORATED<<                                                        4,458,387
     67,698   BAKER HUGHES INCORPORATED<<                                                             4,098,437
     13,171   BLACK & DECKER CORPORATION<<                                                              800,138
     47,810   CAMERON INTERNATIONAL CORPORATION<<+                                                    1,842,597
    133,693   CATERPILLAR INCORPORATED<<                                                              7,968,103
     44,519   CUMMINS INCORPORATED                                                                    1,946,371
     93,784   DEERE & COMPANY                                                                         4,642,308
    382,805   DELL INCORPORATED+                                                                      6,308,626
     41,257   DOVER CORPORATION                                                                       1,672,971
     36,502   EATON CORPORATION                                                                       2,050,682
    454,755   EMC CORPORATION                                                                         5,438,870
     35,878   GAMESTOP CORPORATION CLASS A<<+                                                         1,227,386
    537,902   HEWLETT-PACKARD COMPANY                                                                24,872,588
     69,958   INGERSOLL-RAND COMPANY LIMITED CLASS A                                                  2,180,591
  1,234,774   INTEL CORPORATION                                                                      23,127,317
    297,566   INTERNATIONAL BUSINESS MACHINES CORPORATION                                            34,803,319
     19,322   LEXMARK INTERNATIONAL INCORPORATED+                                                       629,318
     28,612   MANITOWOC COMPANY INCORPORATED                                                            444,917
     91,670   NATIONAL OILWELL VARCO INCORPORATED+                                                    4,604,584
     26,328   PALL CORPORATION                                                                          905,420
     36,816   PARKER HANNIFIN CORPORATION                                                             1,951,248
     45,636   PITNEY BOWES INCORPORATED                                                               1,517,853
     49,419   SANDISK CORPORATION<<+                                                                    966,141
     47,439   SMITH INTERNATIONAL INCORPORATED                                                        2,781,823
     17,258   STANLEY WORKS<<                                                                           720,349
     39,204   TERADATA CORPORATION+                                                                     764,478
     21,348   TEREX CORPORATION+                                                                        651,541
                                                                                                    175,977,799
                                                                                                 --------------

                   102 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.44%
     60,985   AON CORPORATION                                                                    $    2,741,886
     37,094   HUMANA INCORPORATED                                                                     1,528,273
    112,649   MARSH & MCLENNAN COMPANIES INCORPORATED                                                 3,577,732
     75,882   UNUMPROVIDENT CORPORATION<<                                                             1,904,638
                                                                                                      9,752,529
                                                                                                 --------------
INSURANCE CARRIERS: 3.50%
    103,578   AETNA INCORPORATED                                                                      3,740,202
    104,591   AFLAC INCORPORATED                                                                      6,144,721
    118,934   ALLSTATE CORPORATION<<                                                                  5,485,236
    590,555   AMERICAN INTERNATIONAL GROUP INCORPORATED<<                                             1,966,548
     26,047   ASSURANT INCORPORATED                                                                   1,432,585
     79,190   CHUBB CORPORATION                                                                       4,347,531
     60,367   CIGNA CORPORATION                                                                       2,051,271
     35,664   CINCINNATI FINANCIAL CORPORATION                                                        1,014,284
     95,116   GENWORTH FINANCIAL INCORPORATED                                                           818,949
     66,173   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                          2,712,431
     38,865   LEUCADIA NATIONAL CORPORATION<<                                                         1,766,026
     56,407   LINCOLN NATIONAL CORPORATION                                                            2,414,784
     79,529   LOEWS CORPORATION                                                                       3,140,600
     42,940   MBIA INCORPORATED<<                                                                       510,986
    150,818   METLIFE INCORPORATED                                                                    8,445,808
     27,469   MGIC INVESTMENT CORPORATION<<                                                             193,107
     56,919   PRINCIPAL FINANCIAL GROUP INCORPORATED                                                  2,475,407
     93,783   PRUDENTIAL FINANCIAL INCORPORATED                                                       6,752,376
    148,372   THE PROGRESSIVE CORPORATION<<                                                           2,581,673
    129,758   THE TRAVELERS COMPANIES INCORPORATED                                                    5,865,062
     19,158   TORCHMARK CORPORATION                                                                   1,145,648
    267,435   UNITEDHEALTH GROUP INCORPORATED                                                         6,790,175
    112,305   WELLPOINT INCORPORATED+                                                                 5,252,505
     68,539   XL CAPITAL LIMITED CLASS A<<                                                            1,229,590
                                                                                                     78,277,505
                                                                                                 --------------
LEATHER & LEATHER PRODUCTS: 0.08%
     73,991   COACH INCORPORATED+                                                                     1,852,735
                                                                                                 --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS: 1.82%
     78,527   AGILENT TECHNOLOGIES INCORPORATED+                                                      2,329,111
     37,229   APPLIED BIOSYSTEMS                                                                      1,275,093
     53,495   BECTON DICKINSON & COMPANY                                                              4,293,509
    329,589   BOSTON SCIENTIFIC CORPORATION<<+                                                        4,044,061
     21,818   C.R. BARD INCORPORATED<<                                                                2,069,874
    110,213   COVIDIEN LIMITED                                                                        5,925,051
     56,039   DANAHER CORPORATION                                                                     3,889,107
     63,296   EASTMAN KODAK COMPANY                                                                     973,492
     12,121   MILLIPORE CORPORATION<<                                                                   833,925
     26,247   PERKINELMER INCORPORATED                                                                  655,388
     34,714   QUEST DIAGNOSTICS INCORPORATED                                                          1,793,672
     91,565   RAYTHEON COMPANY                                                                        4,899,643
     31,976   ROCKWELL AUTOMATION INCORPORATED                                                        1,193,984
     37,087   TERADYNE INCORPORATED+                                                                    289,649
     92,029   THERMO FISHER SCIENTIFIC INCORPORATED+                                                  5,061,595
     21,740   WATERS CORPORATION<<+                                                                   1,264,833
                                                                                                     40,791,987
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 103


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
MEDICAL EQUIPMENT & SUPPLIES: 0.86%
      8,529   INTUITIVE SURGICAL INCORPORATED+                                                   $    2,055,318
    247,810   MEDTRONIC INCORPORATED                                                                 12,415,281
     75,068   ST. JUDE MEDICAL INCORPORATED<<                                                         3,264,707
     27,420   VARIAN MEDICAL SYSTEMS INCORPORATED<<                                                   1,566,505
                                                                                                     19,301,811
                                                                                                 --------------
MEDICAL MANAGEMENT SERVICES: 0.45%
     32,531   COVENTRY HEALTH CARE INCORPORATED+                                                      1,058,884
     54,167   EXPRESS SCRIPTS INCORPORATED<<+                                                         3,998,608
    111,067   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                    4,998,015
                                                                                                     10,055,507
                                                                                                 --------------
MEDICAL PRODUCTS: 1.52%
     67,539   ALLERGAN INCORPORATED                                                                   3,478,259
    137,854   BAXTER INTERNATIONAL INCORPORATED                                                       9,047,358
    470,557   MERCK & COMPANY INCORPORATED                                                           14,850,779
     54,334   STRYKER CORPORATION                                                                     3,385,008
     49,468   ZIMMER HOLDINGS INCORPORATED+                                                           3,193,654
                                                                                                     33,955,058
                                                                                                 --------------
METAL MINING: 0.39%
     84,329   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                     4,794,104
    100,301   NEWMONT MINING CORPORATION                                                              3,887,667
                                                                                                      8,681,771
                                                                                                 --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.08%
     24,123   VULCAN MATERIALS COMPANY<<                                                              1,797,164
                                                                                                 --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.31%
     27,576   HASBRO INCORPORATED                                                                       957,439
     79,183   MATTEL INCORPORATED                                                                     1,428,461
     27,236   TIFFANY & COMPANY                                                                         967,423
    104,285   TYCO INTERNATIONAL LIMITED                                                              3,652,061
                                                                                                      7,005,384
                                                                                                 --------------
MISCELLANEOUS RETAIL: 1.25%
     95,490   COSTCO WHOLESALE CORPORATION                                                            6,200,166
    315,213   CVS CAREMARK CORPORATION                                                               10,610,070
     12,565   DILLARD'S INCORPORATED CLASS A                                                            148,267
     60,396   OFFICE DEPOT INCORPORATED<<+                                                              351,505
     28,801   RADIOSHACK CORPORATION<<                                                                  497,681
    156,168   STAPLES INCORPORATED<<                                                                  3,513,769
    217,410   WALGREEN COMPANY<<                                                                      6,731,014
                                                                                                     28,052,472
                                                                                                 --------------
MOTION PICTURES: 1.30%
    504,267   NEWS CORPORATION CLASS A<<                                                              6,046,161
    786,904   TIME WARNER INCORPORATED                                                               10,316,311
    412,123   WALT DISNEY COMPANY                                                                    12,648,055
                                                                                                     29,010,527
                                                                                                 --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.86%
     68,347   FEDEX CORPORATION                                                                       5,402,147
    221,425   UNITED PARCEL SERVICE INCORPORATED CLASS B                                             13,925,418
                                                                                                     19,327,565
                                                                                                 --------------

                   104 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

  SHARES      SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.78%
     45,465   AMERICAN CAPITAL LIMITED<<                                                         $    1,159,812
    254,638   AMERICAN EXPRESS COMPANY                                                                9,021,824
     82,523   CAPITAL ONE FINANCIAL CORPORATION<<                                                     4,208,673
     62,674   CIT GROUP INCORPORATED                                                                    436,211
    105,279   DISCOVER FINANCIAL SERVICES                                                             1,454,956
    102,633   SLM CORPORATION                                                                         1,266,491
                                                                                                     17,547,967
                                                                                                 --------------
OFFICE EQUIPMENT: 0.10%
    191,570   XEROX CORPORATION                                                                       2,208,802
                                                                                                 --------------
OIL & GAS EXTRACTION: 4.60%
    102,891   ANADARKO PETROLEUM CORPORATION                                                          4,991,242
     73,456   APACHE CORPORATION<<                                                                    7,659,992
     64,605   BJ SERVICES COMPANY                                                                     1,235,894
     22,699   CABOT OIL & GAS CORPORATION                                                               820,342
    114,482   CHESAPEAKE ENERGY CORPORATION                                                           4,105,325
     97,033   DEVON ENERGY CORPORATION                                                                8,849,410
     31,474   ENSCO INTERNATIONAL INCORPORATED                                                        1,813,847
     54,645   EOG RESOURCES INCORPORATED                                                              4,888,542
    192,590   HALLIBURTON COMPANY                                                                     6,237,990
     61,530   NABORS INDUSTRIES LIMITED+                                                              1,533,328
     59,109   NOBLE CORPORATION                                                                       2,594,885
     37,929   NOBLE ENERGY INCORPORATED                                                               2,108,473
    179,456   OCCIDENTAL PETROLEUM CORPORATION                                                       12,642,675
     26,281   PIONEER NATURAL RESOURCES COMPANY                                                       1,373,971
     34,065   RANGE RESOURCES CORPORATION                                                             1,460,367
     24,819   ROWAN COMPANIES INCORPORATED                                                              758,220
    263,470   SCHLUMBERGER LIMITED                                                                   20,574,372
     75,374   SOUTHWESTERN ENERGY COMPANY                                                             2,301,922
     70,070   TRANSOCEAN INCORPORATED                                                                 7,696,531
    149,492   WEATHERFORD INTERNATIONAL LIMITED+                                                      3,758,229
    120,649   XTO ENERGY INCORPORATED                                                                 5,612,591
                                                                                                    103,018,148
                                                                                                 --------------
PAPER & ALLIED PRODUCTS: 0.21%
     21,887   BEMIS COMPANY INCORPORATED<<                                                              573,658
     93,904   INTERNATIONAL PAPER COMPANY<<                                                           2,458,407
     37,515   MEADWESTVACO CORPORATION                                                                  874,475
     28,753   PACTIV CORPORATION+                                                                       713,937
                                                                                                      4,620,477
                                                                                                 --------------
PERSONAL SERVICES: 0.11%
     29,029   CINTAS CORPORATION                                                                        833,423
     72,059   H & R BLOCK INCORPORATED                                                                1,639,342
                                                                                                      2,472,765
                                                                                                 --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 7.57%
     12,454   ASHLAND INCORPORATED<<                                                                    364,155
    451,228   CHEVRON CORPORATION<<                                                                  37,217,285
    333,798   CONOCOPHILLIPS                                                                         24,450,704
  1,140,772   EXXON MOBIL CORPORATION<<                                                              88,592,354
     62,165   HESS CORPORATION                                                                        5,102,503
    154,961   MARATHON OIL CORPORATION                                                                6,178,295
     41,825   MURPHY OIL CORPORATION                                                                  2,682,656

                   Wells Fargo Advantage Master Portfolios 105


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

  SHARES      SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
PETROLEUM REFINING & RELATED INDUSTRIES (CONTINUED)
     25,666   SUNOCO INCORPORATED                                                                $      913,196
     30,286   TESORO PETROLEUM CORPORATION<<                                                            499,416
    114,902   VALERO ENERGY CORPORATION                                                               3,481,531
                                                                                                    169,482,095
                                                                                                 --------------
PIPELINES: 0.13%
    126,566   THE WILLIAMS COMPANIES INCORPORATED                                                     2,993,286
                                                                                                 --------------
PRIMARY METAL INDUSTRIES: 0.57%
     24,643   AK STEEL HOLDING CORPORATION<<                                                            638,747
    178,648   ALCOA INCORPORATED<<                                                                    4,033,872
     22,026   ALLEGHENY TECHNOLOGIES INCORPORATED                                                       650,868
     69,530   NUCOR CORPORATION                                                                       2,746,435
     30,606   PRECISION CASTPARTS CORPORATION                                                         2,411,141
     18,690   TITANIUM METALS CORPORATION<<                                                             211,945
     25,804   UNITED STATES STEEL CORPORATION                                                         2,002,648
                                                                                                     12,695,656
                                                                                                 --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.50%
    149,333   CBS CORPORATION CLASS B<<                                                               2,177,275
     50,101   GANNETT COMPANY INCORPORATED<<                                                            847,208
     69,755   MCGRAW-HILL COMPANIES INCORPORATED                                                      2,204,956
      7,950   MEREDITH CORPORATION<<                                                                    222,918
     25,578   NEW YORK TIMES COMPANY CLASS A<<                                                          365,510
     46,122   RR DONNELLEY & SONS COMPANY<<                                                           1,131,373
    136,373   VIACOM INCORPORATED CLASS B<<+                                                          3,387,505
      1,316   WASHINGTON POST COMPANY CLASS B                                                           732,696
                                                                                                     11,069,441
                                                                                                 --------------
RAILROAD TRANSPORTATION: 1.07%
     62,026   BURLINGTON NORTHERN SANTA FE CORPORATION                                                5,733,063
     89,531   CSX CORPORATION<<                                                                       4,885,707
     82,405   NORFOLK SOUTHERN CORPORATION                                                            5,456,035
    111,830   UNION PACIFIC CORPORATION                                                               7,957,823
                                                                                                     24,032,628
                                                                                                 --------------
REAL ESTATE: 0.02%
     37,776   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                              505,065
                                                                                                 --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.07%
     34,721   SEALED AIR CORPORATION                                                                    763,515
     52,962   THE GOODYEAR TIRE & RUBBER COMPANY                                                        810,848
                                                                                                      1,574,363
                                                                                                 --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 2.34%
     47,645   AMERIPRISE FINANCIAL INCORPORATED                                                       1,820,039
    204,892   CHARLES SCHWAB CORPORATION                                                              5,327,192
     14,736   CME GROUP INCORPORATED                                                                  5,474,571
    117,992   E*TRADE FINANCIAL CORPORATION<<+                                                          330,378
     19,300   FEDERATED INVESTORS INCORPORATED CLASS B                                                  556,805
     33,443   FRANKLIN RESOURCES INCORPORATED                                                         2,947,332
     95,420   GOLDMAN SACHS GROUP INCORPORATED                                                       12,213,760
     16,556   INTERCONTINENTAL EXCHANGE INCORPORATED+                                                 1,335,738
     84,944   INVESCO LIMITED<<                                                                       1,782,125
     31,131   LEGG MASON INCORPORATED                                                                 1,184,846

                   106 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

  SHARES      SECURITY NAME                                                                           VALUE
-----------   --------------------------------------------------------                           --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
   SERVICES (continued)
    336,359   MERRILL LYNCH & COMPANY INCORPORATED                                               $    8,509,883
    243,575   MORGAN STANLEY                                                                          5,602,225
     58,422   NYSE EURONEXT INCORPORATED<<                                                            2,288,974
     56,828   T. ROWE PRICE GROUP INCORPORATED<<                                                      3,052,232
                                                                                                     52,426,100
                                                                                                 --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.24%
    346,561   CORNING INCORPORATED                                                                    5,420,214
                                                                                                 --------------
TOBACCO PRODUCTS: 1.67%
    452,383   ALTRIA GROUP INCORPORATED                                                               8,975,279
     38,200   LORILLARD INCORPORATED                                                                  2,717,930
    452,708   PHILIP MORRIS INTERNATIONAL                                                            21,775,255
     37,336   REYNOLDS AMERICAN INCORPORATED                                                          1,815,276
     32,406   UST INCORPORATED                                                                        2,156,295
                                                                                                     37,440,035
                                                                                                 --------------
TRANSPORTATION BY AIR: 0.11%
    161,195   SOUTHWEST AIRLINES COMPANY                                                              2,338,939
                                                                                                 --------------
TRANSPORTATION EQUIPMENT: 2.99%
    162,581   BOEING COMPANY                                                                          9,324,020
    496,666   FORD MOTOR COMPANY<<                                                                    2,582,663
     87,251   GENERAL DYNAMICS CORPORATION                                                            6,423,419
    124,347   GENERAL MOTORS CORPORATION<<                                                            1,175,079
     35,537   GENUINE PARTS COMPANY                                                                   1,428,943
     27,477   GOODRICH CORPORATION                                                                    1,143,043
     51,685   HARLEY-DAVIDSON INCORPORATED                                                            1,927,851
    163,502   HONEYWELL INTERNATIONAL INCORPORATED                                                    6,793,508
     39,916   ITT CORPORATION                                                                         2,219,729
    130,411   JOHNSON CONTROLS INCORPORATED<<                                                         3,955,366
     73,123   LOCKHEED MARTIN CORPORATION                                                             8,019,399
     74,132   NORTHROP GRUMMAN CORPORATION                                                            4,487,951
     79,802   PACCAR INCORPORATED<<                                                                   3,047,638
     54,587   TEXTRON INCORPORATED                                                                    1,598,307
    211,804   UNITED TECHNOLOGIES CORPORATION                                                        12,720,948
                                                                                                     66,847,864
                                                                                                 --------------
TRANSPORTATION SERVICES: 0.16%
     37,340   C.H. ROBINSON WORLDWIDE INCORPORATED<<                                                  1,902,846
     46,793   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED                                     1,630,268
                                                                                                      3,533,114
                                                                                                 --------------
TRAVEL & RECREATION: 0.18%
     95,969   CARNIVAL CORPORATION<<                                                                  3,392,504
     45,959   EXPEDIA INCORPORATED<<+                                                                   694,440
                                                                                                      4,086,944
                                                                                                 --------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.78%
     34,803   AMERISOURCEBERGEN CORPORATION                                                           1,310,333
     17,230   BROWN-FORMAN CORPORATION CLASS B                                                        1,237,286
     33,461   DEAN FOODS COMPANY+                                                                       781,649
     60,599   MCKESSON CORPORATION                                                                    3,260,832
     86,168   NIKE INCORPORATED CLASS B<<                                                             5,764,639
     46,649   SUPERVALU INCORPORATED                                                                  1,012,283
    132,217   SYSCO CORPORATION                                                                       4,076,250
                                                                                                     17,443,272
                                                                                                 --------------

                   Wells Fargo Advantage Master Portfolios 107


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                          VALUE
-----------   --------------------------------------------------------                           --------------
WHOLESALE TRADE-DURABLE GOODS: 0.35%
     91,194   KIMBERLY-CLARK CORPORATION                                                         $    5,913,019
     20,004   PATTERSON COMPANIES INCORPORATED+                                                         608,322
     14,232   W.W. GRAINGER INCORPORATED                                                              1,237,746
                                                                                                      7,759,087
                                                                                                 --------------
TOTAL COMMON STOCKS (COST $2,097,476,577)                                                         2,234,834,292
                                                                                                 --------------
RIGHTS: 0.00%
     44,400   SEAGATE TECHNOLOGY RIGHTS+(a)(i)                                                                0
TOTAL RIGHTS (COST $0)                                                                                        0
                                                                                                 --------------
COLLATERAL FOR SECURITIES LENDING: 14.69%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.26%
  7,023,033   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                               7,023,033
  7,023,033   DAILY ASSETS FUND INSTITUTIONAL                                                         7,023,033
  7,023,033   DREYFUS CASH MANAGEMENT FUND                                                            7,023,033
  7,023,033   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                         7,023,033
 28,092,132

                                                                         INTEREST    MATURITY
 PRINCIPAL                                                                 RATE        DATE
-----------                                                              --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 13.43%
$ 5,719,516   ATLANTIS ONE FUNDING CORPORATION++                             6.75%  10/01/2008        5,719,516
  2,660,240   BANCO SANTANDER TOTTA LOAN+/-++                                2.51   10/15/2008        2,660,061
  2,660,240   BANK OF IRELAND+/-++                                           2.80   10/14/2008        2,660,172
 47,884,318   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $47,887,311)                                                2.25   10/01/2008       47,884,318
  2,716,712   CHEYNE FINANCE LLC+/-++(a)####(i)                              2.08   02/25/2008           44,826
  2,091,591   CHEYNE FINANCE LLC+/-(a)####(i)                                7.04   05/19/2008           34,511
  1,720,962   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $1,721,017)                                                 1.15   10/01/2008        1,720,962
 52,300,316   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $52,303,585)                                                2.25   10/01/2008       52,300,316
 10,203,071   GRYPHON FUNDING LIMITED(a)(i)                                  0.00   08/23/2009        4,445,478
  6,916,624   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)            2.58   10/16/2008        6,916,624
  5,647,689   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $5,648,748)                                           6.75   10/01/2008        5,647,689
 52,300,316   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $52,302,858)                                1.75   10/01/2008       52,300,316
  5,719,516   MATCHPOINT MASTER TRUST++                                      6.75   10/01/2008        5,719,516
  5,719,516   MONT BLANC CAPITAL CORPORATION++                               7.50   10/01/2008        5,719,516
    492,144   MORGAN STANLEY+/-                                              2.64   10/15/2008          492,144
 42,957,553   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $42,958,746)                                1.00   10/01/2008       42,957,553
  5,320,480   NORTHERN ROCK PLC+/-++                                         2.52   10/03/2008        5,319,993
  1,596,144   ROYAL BANK OF CANADA                                           0.25   10/01/2008        1,596,144
  5,214,070   ROYAL BANK OF CANADA                                           8.00   10/01/2008        5,214,070
  4,362,793   ROYAL BANK OF CANADA                                          10.00   10/01/2008        4,362,793
  2,873,059   ROYAL BANK OF CANADA                                          11.00   10/01/2008        2,873,059
  4,362,793   ROYAL BANK OF CANADA                                          12.00   10/01/2008        4,362,793
  5,719,516   STARBIRD FUNDING CORPORATION++                                 7.00   10/01/2008        5,719,516
  5,719,516   TULIP FUNDING CORPORATION++                                    6.75   10/01/2008        5,719,516
  2,660,240   UNICREDITO ITALIANO BANK (IRELAND)+/-++                        2.52   10/14/2008        2,660,128
  2,660,240   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++             2.52   10/08/2008        2,660,176
  5,719,516   VERSAILLES CP LLC++                                            7.00   10/01/2008        5,719,516

                   108 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

                                                                         INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                RATE        DATE           VALUE
-----------   --------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 3,298,697   VICTORIA FINANCE LLC+/-++(a)####(i)                            4.05%  04/03/2008   $    2,539,997
  5,320,480   VICTORIA FINANCE LLC+/-++(a)####(i)                            4.06   02/15/2008        4,096,769
  4,575,613   VICTORIA FINANCE LLC+/-++(a)####(i)                            7.07   07/28/2008        3,523,222
  2,660,240   VICTORIA FINANCE LLC+/-++(a)####(i)                            7.10   08/07/2008        2,048,385
  5,320,480   WHITE PINE FINANCE LLC+/-++(a)####(i)                          4.01   02/22/2008        4,878,879
                                                                                                    300,518,474
                                                                                                 --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $332,747,336)                                         328,610,606
                                                                                                 --------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 0.48%
MUTUAL FUNDS: 0.42%
  9,383,289   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                            9,383,289
                                                                                                 --------------

 PRINCIPAL
-----------
US TREASURY BILLS: 0.06%
$   195,000   US TREASURY BILL## #                                           1.66   02/05/2009          194,276
    230,000   US TREASURY BILL## #                                           1.78   02/05/2009          229,146
    920,000   US TREASURY BILL## #                                           1.89   02/05/2009          916,582
     10,000   US TREASURY BILL## #                                           1.90   11/06/2008            9,985
                                                                                                      1,349,989
                                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,729,635)                                                      10,733,278
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,440,953,548)*                                                     115.04%               $2,574,178,176
OTHER ASSETS AND LIABILITIES, NET                                          (15.04)                 (336,569,649)
                                                                           ------                --------------
TOTAL NET ASSETS                                                           100.00%               $2,237,608,527
                                                                           ------                --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

(l)  Long-term security of an affiliate of the fund with a cost of $16,505,424.

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $9,383,289.

* Cost for federal income tax purposes is $2,465,032,905 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 508,718,401
Gross unrealized depreciation                 (399,573,130)
                                             -------------
Net unrealized appreciation (depreciation)   $ 109,145,271

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 109


Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
COMMON STOCKS: 95.25%
AUSTRALIA: 4.63%
     12,166   BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS,
                 EXCEPT FUELS)                                                                            $      314,742
     37,599   ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                             634,983
    149,566   PALADIN RESOURCES LIMITED (DIVERSIFIED MINING)+                                                    462,243
     52,231   QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                 1,126,418
      7,626   RIO TINTO LIMITED (METAL MINING)<<                                                                 513,857
     59,190   SANTOS LIMITED (OIL & GAS EXTRACTION)                                                              905,687
                                                                                                               3,957,930
                                                                                                          --------------
CANADA: 0.54%
     16,156   TECK COMINCO INCORPORATED LIMITED (METAL MINING)                                                   458,759
                                                                                                          --------------
CHINA: 0.76%
    630,000   PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                  654,000
                                                                                                          --------------
FINLAND: 2.28%
     23,670   FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                     794,346
     62,191   NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                    1,159,949
                                                                                                               1,954,295
                                                                                                          --------------
FRANCE: 9.31%
     10,400   ALSTOM (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    789,455
     41,000   AXA SA (INSURANCE CARRIERS)                                                                      1,342,105
     10,700   BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                             484,714
     14,767   GAZ DE FRANCE (GAS DISTRIBUTION)                                                                   768,271
      8,762   LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                            769,246
      3,450   SUEZ ENVIRONNEMENT SA (ELECTRIC, GAS & SANITARY SERVICES)+                                          84,947
     10,617   TECHNIP SA (OIL & GAS EXTRACTION)                                                                  596,580
     23,320   TOTAL SA (OIL & GAS EXTRACTION)                                                                  1,416,685
      2,170   VALLOUREC SA (STEEL PRODUCERS, PRODUCTS)                                                           468,237
     39,769   VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                            1,246,783
                                                                                                               7,967,023
                                                                                                          --------------
GERMANY: 8.84%
      6,500   ALLIANZ SE (INSURANCE CARRIERS)                                                                    891,137
     27,675   ARCANDOR AG (GENERAL MERCHANDISE STORES)<<                                                          90,779
     14,480   BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                 PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                              1,060,471
     21,900   DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                       1,566,657
    125,070   DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                             1,899,462
     25,820   E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                      1,299,695
     19,592   GEA GROUP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                  379,216
     21,900   SYMRISE AG (CHEMICALS & ALLIED PRODUCTS)                                                           371,818
                                                                                                               7,559,235
                                                                                                          --------------
GREECE: 1.14%
     44,824   ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                            975,869
                                                                                                          --------------
HONG KONG: 3.27%
    156,000   BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                491,060
     48,000   CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                         543,770
     61,500   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                  616,087
    206,000   HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                         484,931
        940   SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                        9,686
    153,000   TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                    649,717
                                                                                                               2,795,251
                                                                                                          --------------
ITALY: 2.74%
     40,585   ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                1,075,746
    339,100   UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                1,268,009
                                                                                                               2,343,755
                                                                                                          --------------

                   110 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
JAPAN: 21.03%
     76,000   BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                          $      376,459
     11,800   CAPCOM COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                             338,023
        167   EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                           1,245,425
     15,300   FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        1,151,047
     35,900   HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                      887,331
     56,000   HITACHI METALS LIMITED (PRIMARY METAL INDUSTRIES)                                                  669,316
        139   INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)                                              1,181,282
     31,000   KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                      831,343
     35,200   MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                         734,277
    125,100   MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                 1,090,903
     46,000   MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                           571,059
     53,000   MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                     1,024,063
     20,300   MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                   819,524
     17,000   NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                 & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        208,121
     13,800   NIDEC CORPORATION (WHOLESALE TRADE-DURABLE GOODS)                                                  848,958
     94,700   NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                1,235,845
     45,200   NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                 930,275
     22,000   SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                 1,046,116
     25,400   TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                     1,278,905
     35,600   TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)                                                                                     1,521,989
                                                                                                              17,990,261
                                                                                                          --------------
LUXEMBOURG: 0.63%
     10,625   ARCELORMITTAL (PRIMARY METAL INDUSTRIES)                                                           538,229
                                                                                                          --------------
NETHERLANDS: 4.72%
     39,477   ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)                                  689,921
     21,600   HEINEKEN NV (EATING & DRINKING PLACES)                                                             867,828
     32,000   ING GROEP NV (FINANCIAL SERVICES)                                                                  686,008
     30,679   UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                              863,578
     45,800   WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                       928,279
                                                                                                               4,035,614
                                                                                                          --------------
NORWAY: 0.77%
     18,400   YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                     654,854
                                                                                                          --------------
RUSSIA: 1.53%
     13,100   GAZPROM OAO (OIL & GAS EXTRACTION)                                                                 405,445
     15,357   LUKOIL ADR (OIL & GAS EXTRACTION)                                                                  902,992
                                                                                                               1,308,437
                                                                                                          --------------
SINGAPORE: 0.59%
    232,000   CAPITALAND LIMITED (REAL ESTATE)                                                                   505,709
                                                                                                          --------------
SPAIN: 3.14%
     32,959   INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                      785,403
     79,900   TELEFONICA SA (COMMUNICATIONS)                                                                   1,899,823
                                                                                                               2,685,226
                                                                                                          --------------
SWEDEN: 0.49%
     44,300   TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                           420,708
                                                                                                          --------------
SWITZERLAND: 11.33%
     39,900   CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                         1,863,409
     16,200   HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                           1,187,321
     30,600   NESTLE SA (FOOD & KINDRED PRODUCTS)                                                              1,322,457

                   Wells Fargo Advantage Master Portfolios 111


Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
SWITZERLAND (continued)
     22,700   NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                   $    1,195,145
     12,800   ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                 2,003,736
      3,900   SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                          822,448
      4,700   ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                1,301,527
                                                                                                               9,696,043
                                                                                                          --------------
TAIWAN: 1.08%
     98,533   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR
                 (SEMICONDUCTORS)                                                                                923,255
                                                                                                          --------------
UNITED KINGDOM: 16.43%
    101,600   AVIVA PLC (INSURANCE CARRIERS)                                                                     883,736
    119,852   BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                            883,536
     21,640   BHP BILLITON PLC (COAL MINING)                                                                     490,234
    194,960   BP PLC (OIL & GAS EXTRACTION)                                                                    1,623,676
    111,600   BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                      830,291
     68,770   GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                1,489,736
    567,460   LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                   1,024,108
     76,839   NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          975,320
     25,557   RIO TINTO PLC (METAL MINING)                                                                     1,603,931
     39,500   ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                             1,140,772
     36,476   SABMILLER PLC (EATING & DRINKING PLACES)                                                           712,178
     65,600   SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                   692,827
     48,830   SMITHS GROUP PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          885,448
    369,574   VODAFONE GROUP PLC (COMMUNICATIONS)                                                                816,176
                                                                                                              14,051,969
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $97,450,824)                                                                        81,476,422
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 0.79%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.79%
    671,768   BANK OF NEW YORK INSTITUIONAL CASH RESERVE FUND                                                    671,768
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $671,768)                                                          671,768
                                                                                                          --------------
SHORT-TERM INVESTMENTS: 4.32%
  3,699,427   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     3,699,427
TOTAL SHORT-TERM INVESTMENTS (COST $3,699,427)                                                                 3,699,427
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $101,822,019)*                                                                100.36%               $   85,847,617
OTHER ASSETS AND LIABILITIES, NET                                                    (0.36)                     (311,445)
                                                                                    ------                --------------
TOTAL NET ASSETS                                                                    100.00%               $   85,536,172
                                                                                    ------                --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $3,699,427.

* Cost for federal income tax purposes is $102,533,051 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  3,378,536
Gross unrealized depreciation                 (20,063,970)
                                             ------------
Net unrealized appreciation (depreciation)   $(16,685,434)

The accompanying notes are an integral part of these financial statements.

                   112 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
COMMON STOCKS: 93.85%
BELGIUM: 0.50%
      8,364   DELHAIZE GROUP (FOOD STORES)                                                                $      485,816
      5,409   UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT
                 FUELS)                                                                                          167,041
                                                                                                                 652,857
                                                                                                          --------------
BRAZIL: 2.37%
     41,181   PETROLEO BRASILEIRO SA ADR (OIL COMPANIES)                                                       1,540,993
     73,735   REDECARD SA (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                   918,345
    157,959   VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)                                                         653,950
                                                                                                               3,113,288
                                                                                                          --------------
CANADA: 2.17%
     53,023   CANADIAN PACIFIC RAILWAY LIMITED (RAILROAD TRANSPORTATION)                                       2,855,819
                                                                                                          --------------
CHINA: 3.78%
  2,539,500   CHINA CONSTRUCTION BANK CLASS H (FINANCIAL SERVICES)<<                                           1,694,523
    420,000   CHINA LIFE INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                        1,564,651
  1,572,700   CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL
                 COMPANIES)<<                                                                                  1,241,226
  1,545,543   SHANGHAI ELECTRIC GROUP COMPANY LIMITED CLASS H (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                      471,176
                                                                                                               4,971,576
                                                                                                          --------------
FINLAND: 3.23%
    126,311   FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                   4,238,895
                                                                                                          --------------
FRANCE: 12.37%
     29,691   ALSTOM SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                    2,253,820
     44,267   BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                           2,005,311
     50,656   ELECTRICITE DE FRANCE SA (ELECTRIC, GAS & SANITARY SERVICES)                                     3,663,099
     30,119   LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                          2,644,251
     32,615   TECHNIP SA (OIL & GAS EXTRACTION)                                                                1,832,671
     81,667   VINCI SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                    3,847,819
                                                                                                              16,246,971
                                                                                                          --------------
GERMANY: 12.95%
     11,439   ALLIANZ AG (INSURANCE CARRIERS)                                                                  1,568,263
     62,502   BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                 PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                              4,577,457
     57,568   DAIMLER AG (TRANSPORTATION EQUIPMENT)                                                            2,858,413
     23,883   FRAPORT AG (TRANSPORTATION SERVICES)                                                             1,419,323
     28,788   LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                     3,074,140
      2,695   MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                           287,403
     22,597   WACKER CHEMIE AG (CHEMICALS & ALLIED PRODUCTS)                                                   3,226,125
                                                                                                              17,011,124
                                                                                                          --------------
HONG KONG: 5.24%
    298,900   BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                940,884
    229,600   CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY (HONG KONG)
                 LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                            736,495
  1,176,400   CHINA RESOURCES LAND (HONG KONG) LIMITED (REAL ESTATE)<<                                         1,249,311
    289,507   HUTCHINSON WHAMPOA LIMITED (DIVERSIFIED OPERATIONS)                                              2,223,571
    445,129   NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                           798,729
     90,624   SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                      933,860
                                                                                                               6,882,850
                                                                                                          --------------
INDIA: 0.89%
     12,639   HOUSING DEVELOPMENT FINANCE CORPORATION (BUSINESS SERVICES)                                        587,792
     24,931   ICICI BANK LIMITED ADR (DEPOSITORY INSTITUTIONS)                                                   586,377
                                                                                                               1,174,169
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 113


Portfolio of Investments--September 30, 2008

INTERNATIONAL GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
IRELAND: 0.47%
     58,003   ELAN CORPORATION PLC ADR (CHEMICALS & ALLIED PRODUCTS)+                                     $      618,892
                                                                                                          --------------
ITALY: 2.18%
     82,677   FIAT SPA (TRANSPORTATION EQUIPMENT)                                                              1,111,006
    319,007   INTESA SANPAOLO SPA (DEPOSITORY INSTITUTIONS)                                                    1,754,400
                                                                                                               2,865,406
                                                                                                          --------------
JAPAN: 11.38%
     22,412   CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                               368,340
     62,100   DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                     1,523,179
        834   JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                    3,143,417
        746   JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)                                        537,130
     40,500   MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                    798,058
    239,400   MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                 2,087,628
    141,152   MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                         1,752,306
     49,287   MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                       952,321
        447   MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                    1,954,797
     98,650   SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                              1,827,903
                                                                                                              14,945,079
                                                                                                          --------------
LUXEMBOURG: 0.33%
      6,946   RTL GROUP SA (COMMUNICATIONS)                                                                      432,885
                                                                                                          --------------
MEXICO: 0.56%
    171,678   GRUPO MODELO SA DE CV (FOOD & KINDRED PRODUCTS)                                                    729,943
                                                                                                          --------------
NETHERLANDS: 2.57%
    193,144   ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)                                3,375,488
                                                                                                          --------------
NORWAY: 3.49%
    184,333   ORKLA ASA (MISCELLANEOUS RETAIL)                                                                 1,696,307
    139,566   SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                       2,891,549
                                                                                                               4,587,856
                                                                                                          --------------
QATAR: 0.50%
     16,732   INDUSTRIES QATAR (CHEMICALS & ALLIED PRODUCTS)                                                     655,330
                                                                                                          --------------
RUSSIA: 3.25%
      6,058   GAZPROM ADR (OIL & GAS EXTRACTION)                                                                 187,495
     89,486   GAZPROM OAO (OIL & GAS EXTRACTION)                                                               2,769,592
     22,421   LUKOIL ADR (OIL & GAS EXTRACTION)                                                                1,311,629
      1,264   NOVOROSSIYSK SEA TRADE PORT GDR (BUSINESS SERVICES)+                                                 8,090
                                                                                                               4,276,806
                                                                                                          --------------
SOUTH AFRICA: 0.49%
     32,513   NASPERS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                         642,176
                                                                                                          --------------
SOUTH KOREA: 1.14%
     11,647   NHN CORPORATION (BUSINESS SERVICES)                                                              1,493,987
                                                                                                          --------------
SPAIN: 5.23%
     35,890   GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                     1,229,659
     63,440   IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                   644,483
     34,911   INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                       1,477,211
    148,252   TELEFONICA SA (COMMUNICATIONS)                                                                   3,525,063
                                                                                                               6,876,416
                                                                                                          --------------

                   114 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008


INTERNATIONAL GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
SWEDEN: 0.26%
     21,337   SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                    $      339,286
                                                                                                          --------------
SWITZERLAND: 10.27%
     23,774   ADECCO SA (BUSINESS SERVICES)                                                                    1,032,780
    338,494   ANGANG NEW STEEL COMPANY LIMITED (PRIMARY METAL INDUSTRIES)<<                                      313,931
     36,005   HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                           2,638,856
    103,888   NESTLE SA (FOOD & KINDRED PRODUCTS)                                                              4,489,784
      4,215   ROCHE HOLDINGS AG - BEARER SHARES (MEDICAL PRODUCTS)                                               661,959
     27,780   ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                 4,348,734
                                                                                                              13,486,044
                                                                                                          --------------
TAIWAN: 0.22%
     30,995   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR
                 (SEMICONDUCTORS)                                                                                290,423
                                                                                                          --------------
UNITED KINGDOM: 8.01%
     11,239   ACERGY SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED
                 SERVICES)                                                                                       113,615
    156,322   CADBURY PLC (FOOD & KINDRED PRODUCTS)                                                            1,581,020
    358,850   KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY &
                 MOBILE HOME DEALERS)                                                                            855,477
    408,555   LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                   1,641,686
    227,070   NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        2,882,208
     42,431   NEXT PLC (APPAREL & ACCESSORY STORES)                                                              782,349
     84,293   TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                586,254
    448,514   WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                      2,085,760
                                                                                                              10,528,369
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $153,520,130)                                                                      123,291,935
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 2.00%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.00%
  2,630,181   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                 2,630,181
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $2,630,181)                                                      2,630,181
                                                                                                          --------------
SHORT-TERM INVESTMENTS: 6.76%
  8,876,994   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     8,876,994
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,876,994)                                                                 8,876,994
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $165,027,305)*                                                                102.61%               $  134,799,110
OTHER ASSETS AND LIABILITIES, NET                                                    (2.61)                   (3,429,099)
                                                                                    ------                --------------
TOTAL NET ASSETS                                                                    100.00%               $  131,370,011
                                                                                    ------                --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $8,876,994.

* Cost for federal income tax purposes is $165,974,779 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  1,730,827
Gross unrealized depreciation                 (32,906,496)
                                             ------------
Net unrealized appreciation (depreciation)   $(31,175,669)

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 115


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    -------------
COMMON STOCKS: 97.27%
AUSTRALIA: 6.30%
      3,761   AGL ENERGY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                      $      41,479
     12,135   ALUMINA LIMITED (METAL MINING)<<                                                                   30,596
      6,963   AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                           30,619
     16,511   AMP LIMITED (INSURANCE CARRIERS)                                                                   93,885
      3,074   ARISTOCRAT LEISURE LIMITED (AMUSEMENT & RECREATION
                 SERVICES)                                                                                       16,107
      5,006   ASCIANO GROUP (TRANSPORTATION SERVICES)                                                            13,089
      1,399   ASX LIMITED (BUSINESS SERVICES)                                                                    34,487
     16,375   AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED
                 (DEPOSITORY INSTITUTIONS)                                                                      252,981
      6,979   AXA ASIA PACIFIC HOLDINGS LIMITED (INSURANCE CARRIERS)                                             28,716
      1,850   BABCOCK & BROWN LIMITED (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)<<                                                                 3,027
      2,265   BENDIGO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                     21,622
     28,477   BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC
                 MINERALS, EXCEPT FUELS)                                                                        736,719
      1,354   BILLABONG INTERNATIONAL LIMITED (APPAREL & OTHER
                 FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                 MATERIALS)                                                                                      15,119
      6,475   BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING
                 INDUSTRIES)                                                                                     38,161
     10,752   BOART LONGYEAR GROUP (HEAVY CONSTRUCTION OTHER THAN
                 BUILDING CONSTRUCTION CONTRACTS)                                                                 9,698
      5,049   BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE
                 PRODUCTS)<<                                                                                     25,070
     13,462   BRAMBLES LIMITED (BUSINESS SERVICES)                                                               83,998
      1,184   CALTEX AUSTRALIA LIMITED (PETROLEUM REFINING &
                 RELATED INDUSTRIES)                                                                             11,711
      8,707   CENTRO PROPERTIES GROUP (REAL ESTATE)                                                                 622
     11,898   CENTRO RETAIL GROUP (REAL ESTATE)                                                                   1,116
     12,811   CFS GANDEL RETAIL TRUST (REAL ESTATE)<<                                                            23,245
      4,642   COCA-COLA AMATIL LIMITED (FOOD & KINDRED PRODUCTS)                                                 30,994
        465   COCHLEAR LIMITED (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                   22,282
     11,453   COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                          403,646
      4,025   COMPUTERSHARE LIMITED (BUSINESS SERVICES)                                                          30,428
      3,813   CROWN LIMITED (ENTERTAINMENT)                                                                      26,483
      5,221   CSL LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                         158,170
      7,751   CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS
                 & OPERATIVE BUILDERS)                                                                           15,531
     25,287   DB RREEF TRUST (REAL ESTATE)                                                                       29,745
     10,997   FAIRFAX MEDIA LIMITED (COMMUNICATIONS)<<                                                           23,563
     10,514   FORTESCUE METALS GROUP LIMITED (METAL MINING)+                                                     40,002
     16,012   FOSTER'S GROUP LIMITED (FOOD & KINDRED PRODUCTS)                                                   71,538
     11,290   GOODMAN FIELDER LIMITED (DURABLE GOODS - CONSUMER)                                                 12,807
     18,128   GPT GROUP (REAL ESTATE)<<                                                                          26,499
      4,224   HARVEY NORMAN HOLDINGS LIMITED (GENERAL MERCHANDISE
                 STORES)                                                                                         10,639
     10,900   INCITEC PIVOT LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                45,825
     15,830   INSURANCE AUSTRALIA GROUP LIMITED (INSURANCE CARRIERS)                                             52,544
      3,720   JAMES HARDIE INDUSTRIES NV (STONE, CLAY, GLASS &
                 CONCRETE PRODUCTS)                                                                              15,158
      1,241   LEIGHTON HOLDINGS LIMITED (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)<<                                                                                     38,197
      3,177   LEND LEASE CORPORATION LIMITED (REAL ESTATE)                                                       23,434
      2,337   LION NATHAN LIMITED (FOOD & KINDRED PRODUCTS)                                                      17,497
     16,677   MACQUAIRE OFFICE TRUST (REAL ESTATE)                                                               10,655
      6,299   MACQUARIE AIRPORTS (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                  13,848
     13,034   MACQUARIE GOODMAN GROUP (PROPERTIES)                                                               26,302
      2,304   MACQUARIE GROUP LIMITED (DEPOSITORY INSTITUTIONS)<<                                                70,943
     20,203   MACQUARIE INFRASTRUCTURE GROUP (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                             38,309
      6,063   METCASH LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                    19,408
      8,718   MIRVAC GROUP (REAL ESTATE)                                                                         17,770
     14,094   NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY
                 INSTITUTIONS)                                                                                  284,452
      3,863   NEWCREST MINING LIMITED (METAL MINING)                                                             80,265
      6,723   ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                        24,869
      3,238   ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                             54,679
      7,415   ORIGIN ENERGY LIMITED (OIL & GAS EXTRACTION)                                                       95,910
     24,612   OXIANA LIMITED (MINING & QUARRYING OF NONMETALLIC
                 MINERALS, EXCEPT FUELS)                                                                         31,229


                  116 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
      4,439   PALADIN RESOURCES LIMITED (DIVERSIFIED MINING)+                                             $       13,719
        294   PERPETUAL TRUSTEES AUSTRALIA LIMITED (BUSINESS SERVICES)                                            11,296
      7,910   QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                              20,166
      7,673   QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                   165,477
      2,495   RIO TINTO LIMITED (METAL MINING)                                                                   168,119
      5,084   SANTOS LIMITED (OIL & GAS EXTRACTION)                                                               77,792
      1,252   SIMS GROUP LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY
                 & COMPUTER EQUIPMENT)                                                                            30,334
      2,592   SONIC HEALTHCARE LIMITED (HEALTH SERVICES)                                                          27,572
      4,729   ST. GEORGE BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                  111,617
     12,352   STOCKLAND (REAL ESTATE)                                                                             55,452
      7,962   SUNCORP-METWAY LIMITED (DEPOSITORY INSTITUTIONS)                                                    60,518
      4,707   TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION
                 SERVICES)                                                                                        30,924
      9,046   TATTERSALL'S LIMITED (AMUSEMENT & RECREATION SERVICES)                                              17,443
     36,759   TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                       123,325
      4,946   TOLL HOLDINGS LIMITED (TRANSPORTATION SERVICES)                                                     28,019
      9,895   TRANSURBAN GROUP (SOCIAL SERVICES)                                                                  45,349
      4,946   VIRGIN BLUE HOLDINGS LIMITED (TRANSPORTATION BY AIR)                                                 1,277
      5,652   WESFARMERS LIMITED (MISCELLANEOUS MANUFACTURING
                 INDUSTRIES)                                                                                     131,430
      1,153   WESFARMERS LIMITED - PRICE PROTECTED SHARES
                 (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                         26,530
     15,312   WESTFIELD GROUP (PROPERTIES)                                                                       209,743
     16,221   WESTPAC BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                              287,511
      4,207   WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                  169,756
     10,371   WOOLWORTHS LIMITED (FOOD STORES)                                                                   228,453
      1,225   WORLEYPARSONS LIMITED (PERSONAL SERVICES)                                                           30,300
                                                                                                               5,447,810
                                                                                                          --------------
AUSTRIA: 0.47%
        310   ANDRITZ AG (INDUSTRIAL & COMMERCIAL MACHINERY
                 & COMPUTER EQUIPMENT)                                                                            13,381
      1,682   ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG
                 (DEPOSITORY INSTITUTIONS)                                                                        83,737
      3,316   IMMOEAST IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                        8,376
      3,911   IMMOFINANZ IMMOBILIEN ANLAGEN AG (REAL ESTATE)                                                      13,835
      2,386   MEINL EUROPEAN LAND LIMITED (REAL ESTATE)+                                                          17,976
      1,406   OMV AG (OIL & GAS EXTRACTION)                                                                       59,263
        492   RAIFFEISEN INTERNATIONAL BANK HOLDINGS (DEPOSITORY
                 INSTITUTIONS)<<                                                                                  35,535
        407   STRABAG SE (BUILDING CONSTRUCTION-GENERAL CONTRACTORS
                 & OPERATIVE BUILDERS)                                                                            18,112
      2,908   TELEKOM AUSTRIA AG (COMMUNICATIONS)                                                                 51,166
        631   VERBUND - OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS
                 AG (ELECTRIC, GAS & SANITARY SERVICES)                                                           38,833
      1,049   VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                            32,779
        310   WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG
                 (INSURANCE CARRIERS)                                                                             15,476
        715   WIENERBERGER AG (BUILDING MATERIALS, HARDWARE,
                 GARDEN SUPPLY & MOBILE HOME DEALERS)                                                             19,412
                                                                                                                 407,881
                                                                                                          --------------

BELGIUM: 0.87%
      1,440   BELGACOM SA (COMMUNICATIONS)                                                                        54,254
        142   COLRUYT SA (FOOD STORES)                                                                            35,642
        314   COMPAGNIE NATIONALE A PORTEFEUILLE (HOLDING
                 & OTHER INVESTMENT OFFICES)                                                                      20,780
        854   DELHAIZE GROUP (FOOD STORES)                                                                        49,604
      4,392   DEXIA SA (DEPOSITORY INSTITUTIONS)<<                                                                47,976
     19,265   FORTIS (DEPOSITORY INSTITUTIONS)                                                                   119,019
      9,100   FORTIS - STRIP WHEN PRESENTED (DEPOSITOR
                 INSTITUTIONS)+                                                                                      128
        672   GROUPE BRUXELLES LAMBERT SA (INVESTMENTS &
                 MISCELLANEOUS FINANCIAL SERVICES)                                                                57,999
      1,559   INBEV NA (FOOD & KINDRED PRODUCTS)                                                                  92,752
        248   KBC ANCORA (ENGINEERING, ACCOUNTING, RESEARCH
                 MANAGEMENT & RELATED SERVICES)                                                                   16,343
      1,310   KBC BANK VERZEKERINGS HOLDINGS (DEPOSITORY INSTITUTIONS)                                           113,959
        260   MOBISTAR SA (COMMUNICATIONS)                                                                        18,300
        500   SOLVAY SA (CHEMICALS & ALLIED PRODUCTS)                                                             61,375


                  Wells Fargo Advantage Master Portfolios 117


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
        875   UCB SA (CHEMICALS & ALLIED PRODUCTS)                                                        $       31,088
      1,019   UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS,
                 EXCEPT FUELS)                                                                                    31,469
                                                                                                                 750,688
                                                                                                          --------------
BERMUDA: 0.00%
         50   INDEPENDENT TANKERS CORPORATION LIMITED
                 (WATER TRANSPORTATION)+                                                                              60
                                                                                                          --------------
CYPRUS: 0.00%
      1,500   PROSAFE PRODUCTION PUBLIC LIMITED (TRANSPORTATION
                 EQUIPMENT)+                                                                                       3,574
                                                                                                          --------------
DENMARK: 0.88%
          9   A.P. MOLLER - MAERSK A/S (LOCAL & SUB-TRANSIT
                 & INTERURBAN HIGHWAY PASS TRANSPORTATION)                                                        78,289
        612   CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                             46,661
        213   COLOPLAST A/S (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & Optical)                                                    15,807
        388   DANISCO A/S (FOOD & KINDRED PRODUCTS)                                                               21,807
      3,828   DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                           92,169
      1,650   DSV A/S (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                26,269
        423   FLSMIDTH & COMPANY A/S (BUILDING MATERIALS, HARDWARE,
                 GARDEN SUPPLY & MOBILE HOME DEALERS)                                                             21,479
        436   JYSKE BANK (BUSINESS SERVICES)                                                                      21,953
      3,952   NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                             204,881
        406   NOVOZYMES A/S CLASS B (HEALTH SERVICES)                                                             36,180
         50   ROCKWOOL INTERNATIONAL A/S (BUILDING CONSTRUCTION-
                 GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                                         4,276
        510   SYDBANK (DEPOSITORY INSTITUTIONS)                                                                   15,298
        133   TOPDANMARK A/S (INSURANCE CARRIERS)                                                                 19,059
        233   TRYGVESTA A/S (WHOLESALE TRADE-DURABLE GOODS)                                                       14,981
      1,548   VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING &
                 CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
                 & OPTICAL)                                                                                      135,117
        220   WILLIAM DEMANT HOLDING A/S (MEASURING, ANALYZING &
                 CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                          9,895
                                                                                                                 764,121
                                                                                                          --------------
FINLAND: 1.38%
        333   CARGOTEC CORPORATION (TRANSPORTATION SERVICES)                                                       6,803
      1,257   ELISA OYJ (COMMUNICATIONS)                                                                          24,665
      3,744   FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                     125,646
        538   KESKO OYJ (FOOD STORES)                                                                             13,765
      1,251   KONE OYJ (BUSINESS SERVICES)                                                                        34,046
      1,057   METSO OYJ (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              25,924
      1,021   NESTE OIL OYJ LIMITED (OIL & GAS EXTRACTION)                                                        21,288
     32,226   NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                 & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                        601,060
        900   NOKIAN RENKAAT OYJ (TRANSPORTATION EQUIPMENT)                                                       21,657
      1,000   OKO BANK (DEPOSITORY INSTITUTIONS)                                                                  14,573
      1,353   ORIOLA-KD OYJ (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                     3,813
        776   ORION OYJ (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    13,147
      1,038   OUTOKUMPU OYJ (METAL MINING)                                                                        16,538
        800   RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                          15,988
      3,575   SAMPO OYJ (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                      81,338
        720   SANOMAWSOY OYJ (MULTI MEDIA)<<                                                                      13,615
      4,960   STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                            48,465
      4,389   UPM-KYMMENE OYJ (PAPER & ALLIED PRODUCTS)                                                           68,479
        689   WARTSILA OYJ (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                               29,005
      1,039   YIT OYJ (BUILDING CONSTRUCTION-GENERAL CONTRACTORS
                 & OPERATIVE BUILDERS)                                                                            10,850
                                                                                                               1,190,665
                                                                                                          --------------
FRANCE: 10.09%
      1,650   ACCOR SA (METAL MINING)                                                                             88,121
        235   AEROPORTS DE PARIS (TRANSPORTATION BY AIR)                                                          19,403
      1,072   AIR FRANCE-KLM (TRANSPORTATION BY AIR)                                                              24,544
      2,133   AIR LIQUIDE (CHEMICALS & ALLIED PRODUCTS)                                                          234,372

                  118 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
FRANCE (continued)
     19,554   ALCATEL SA (COMMUNICATIONS)                                                                 $       75,355
      1,855   ALSTOM (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                      140,812
        577   ATOS ORIGIN (BUSINESS SERVICES)                                                                     25,393
     13,365   AXA SA (INSURANCE CARRIERS)                                                                        437,494
      6,916   BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                           660,182
      2,056   BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                              93,138
        322   BUREAU VERITAS SA (ENVIRONMENTAL CONTROL)                                                           16,474
      1,152   CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              54,421
      5,471   CARREFOUR SA (FOOD STORES)                                                                         257,995
        357   CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                          31,855
        460   CHRISTIAN DIOR SA (CHEMICALS & ALLIED PRODUCTS)                                                     34,887
        316   CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                35,692
      2,478   COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE
                 PRODUCTS)                                                                                       128,183
      1,111   COMPAGNIE GENERALE DE GEOPHYSIQUE - VERITAS (MEASURING,
                 ANALYZING & CONTROLLING INSTRUMENTS:
              PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                    35,251
      1,268   COMPAGNIE GENERALE DES ETABLISSEMENTS MICHELIN (RUBBER &
                 MISCELLANEOUS PLASTICS PRODUCTS)                                                                 82,131
      7,517   CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                       144,776
        518   DASSAULT SYSTEMES SA (INDUSTRIAL & COMMERCIAL MACHINERY
                 & COMPUTER EQUIPMENT)                                                                            27,756
        295   EIFFAGE SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                              15,807
      1,765   ELECTRICITE DE FRANCE SA (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                       127,633
         41   ERAMET (METAL MINING)                                                                               15,707
      1,692   ESSILOR INTERNATIONAL SA CIE GENERALE D'OPTIQUE
                 (MEASURING, ANALYZING & CONTROLLING
              PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                    84,507
        202   EURAZEO SA (HOLDING & OTHER INVESTMENT OFFICES)                                                     17,102
        693   EUTELSAT COMMUNICATIONS (COMMUNICATIONS)                                                            18,434
     15,805   FRANCE TELECOM SA (COMMUNICATIONS)                                                                 443,323
      9,424   GAZ DE FRANCE (GAS DISTRIBUTION)                                                                   490,307
      1,714   GAZ DE FRANCE SA (ELECTRIC, GAS & SANITARY SERVICES)+                                                   24
        157   GECINA SA (REAL ESTATE)                                                                             16,922
      3,766   GROUPE DANONE (FOOD & KINDRED PRODUCTS)                                                            267,129
        588   HERMES INTERNATIONAL (APPAREL & OTHER FINISHED PRODUCTS
                 MADE FROM FABRICS & SIMILAR MATERIALS)                                                           95,664
        170   ICADE (REAL ESTATE)                                                                                 13,773
        253   IMERYS SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                  14,536
        580   JCDECAUX SA (BUSINESS SERVICES)                                                                     12,701
        589   KLEPIERRE (REAL ESTATE)                                                                             23,053
      2,133   L'OREAL SA (APPAREL & ACCESSORY STORES)                                                            209,297
      1,236   LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                130,136
      1,013   LAGARDERE SCA (COMMUNICATIONS)                                                                      45,662
        763   LEGRAND SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                           17,208
      2,140   LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                            187,878
        502   M6 METROPOLE TELEVISION (COMMUNICATIONS)                                                            11,037
      8,347   NATIXIS (DEPOSITORY INSTITUTIONS)                                                                   27,952
        268   NEOPOST SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                       25,271
          1   NYSE EURONEXT (SECURITY & COMMODITY BROKERS, DEALERS,
                 EXCHANGES & SERVICES)                                                                                36
      1,004   PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED
                 INDUSTRIES)                                                                                      14,010
      1,387   PERNOD-RICARD (FOOD & KINDRED PRODUCTS)                                                            122,147
      1,283   PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)                                                                                        48,287
        640   PPR SA (APPAREL & ACCESSORY STORES)                                                                 57,266
      1,043   PUBLICIS GROUPE (COMMUNICATIONS)                                                                    32,851
      1,561   RENAULT SA (TRANSPORTATION EQUIPMENT)                                                               99,481
      1,539   SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                               26,933
      8,924   SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                    586,712
      1,861   SCHNEIDER ELECTRIC SA (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                              159,812
      1,421   SCOR REGROUPE (INSURANCE CARRIERS)                                                                  27,631
        211   SOCIETE BIC SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT
                 STORES)                                                                                          10,962
      3,961   SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                         355,814

                   Wells Fargo Advantage Master Portfolios 119


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
FRANCE (continued)
        975   SOCIETE TELEVISION FRANCAISE 1 (COMMUNICATIONS)                                             $       17,273
        813   SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                       47,978
      2,237   SUEZ ENVIRONNEMENT SA (ELECTRIC, GAS & SANITARY
                 SERVICES)+                                                                                       55,080
        850   TECHNIP SA (OIL & GAS EXTRACTION)                                                                   47,762
        726   THALES SA (TRANSPORTATION BY AIR)                                                                   36,637
     18,275   TOTAL SA (OIL & GAS EXTRACTION)                                                                  1,110,202
         56   TOTAL SA - CLASS B (OIL & GAS EXTRACTION)                                                            3,357
        690   UNIBAIL (REAL ESTATE)                                                                              139,608
        577   VALEO SA (TRANSPORTATION EQUIPMENT)                                                                 17,461
        452   VALLOUREC SA (STEEL PRODUCERS, PRODUCTS)                                                            97,531
      3,181   VEOLIA ENVIRONNEMENT (ELECTRIC, GAS & SANITARY SERVICES)                                           130,870
      3,497   VINCI SA (HEAVY CONSTRUCTION OTHER THAN BUILDING
                 CONSTRUCTION CONTRACTS)                                                                         164,765
     10,063   VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                              315,481
        219   WENDEL INVESTISSEMENT (HOLDING & OTHER INVESTMENT
                 OFFICES)                                                                                         17,467
        340   ZODIAC SA (TRANSPORTATION BY AIR)                                                                   16,215
                                                                                                               8,718,927
                                                                                                          --------------
GERMANY: 8.89%
          5   A.P. MOLLER-MAERSK A/S (WATER TRANSPORTATION)                                                       43,130
      1,805   ADIDAS-SALOMON AG (APPAREL & ACCESSORY STORES)                                                      96,422
      3,838   ALLIANZ SE (INSURANCE CARRIERS)                                                                    526,182
        574   ARCANDOR AG (GENERAL MERCHANDISE STORES)<<                                                           1,883
      8,139   BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                              388,038
      6,560   BAYER AG (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                   480,435
      2,795   BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS &
                 GASOLINE SERVICE STATIONS)                                                                      108,336
        804   BEIERSDORF AG (APPAREL & ACCESSORY STORES)                                                          50,818
        304   BILFINGER BERGER AG (BUILDING & CONSTRUCTION)                                                       15,834
        725   CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                          31,641
      5,824   COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                            86,334
      1,260   CONTINENTAL AG (TRANSPORTATION EQUIPMENT)+                                                         125,232
      7,363   DAIMLER AG (TRANSPORTATION EQUIPMENT)                                                              365,594
      4,353   DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                         311,400
      1,640   DEUTSCHE BOERSE AG (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                  150,077
      1,874   DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                       36,633
      7,128   DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                         148,712
        748   DEUTSCHE POSTBANK AG (DEPOSITORY INSTITUTIONS)                                                      28,334
     24,456   DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                               371,418
     16,130   E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                        811,932
        290   FRAPORT AG (TRANSPORTATION SERVICES)                                                                17,234
        673   FRESENIUS AG (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    48,978
      1,679   FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                         86,916
        241   FRESENIUS SE (HEALTH SERVICES)                                                                      17,691
      1,282   GEA GROUP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                   24,814
        202   HAMBURGER HAFEN UND LOGISTIK AG (TRANSPORTATION
                 SERVICES)                                                                                        11,981
        478   HANNOVER RUECKVERSICHERUNG AG (INSURANCE CARRIERS)                                                  17,494
        198   HEIDELBERGCEMENT AG (STONE, CLAY, GLASS & CONCRETE
                 PRODUCTS)                                                                                        20,924
      1,107   HENKEL KGAA (CHEMICALS & ALLIED PRODUCTS)                                                           33,952
      1,518   HENKEL KGAA VORZUG (CHEMICALS & ALLIED PRODUCTS)                                                    55,371
        358   HOCHTIEF AG (BUILDING CONSTRUCTION-GENERAL CONTRACTORS
                 & OPERATIVE BUILDERS)                                                                            17,086
      1,319   HYPO REAL ESTATE HOLDING AG (DEPOSITORY INSTITUTIONS)                                                7,781
      6,388   INFINEON TECHNOLOGIES AG (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               35,465
        766   IVG IMMOBILIEN AG (REAL ESTATE)                                                                      7,380
      1,253   K+S AG (CHEMICALS & ALLIED PRODUCTS)                                                                86,878
      1,130   LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                       120,668
        901   MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                       60,661
        545   MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                            58,120

                  120 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
GERMANY (continued)
        957   METRO AG (FOOD STORES)                                                                      $       47,990
      1,780   MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE
                 CARRIERS)                                                                                       268,503
        775   PORSCHE AG (TRANSPORTATION EQUIPMENT)                                                               84,041
        715   PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)<<                                                           4,837
         52   PUMA AG RUDOLF DASSLER SPORT (APPAREL & ACCESSORY
                 STORES)                                                                                          14,152
        516   Q-CELLS AG (ELECTRIC, GAS & SANITARY SERVICES)+                                                     43,268
        293   RHEINMETALL BERLIN (MACHINERY)                                                                      15,770
      3,843   RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                         366,378
        310   RWE AG NON-VOTING PREFERRED (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        22,293
        350   SALZGITTER AG (STEEL PRODUCERS, PRODUCTS)                                                           35,394
      7,535   SAP AG (BUSINESS SERVICES)                                                                         401,305
      7,369   SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                     687,357
        714   SOLARWORLD AG (ENERGY)                                                                              30,053
      3,035   THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                          91,122
      1,748   TUI AG (TRANSPORTATION BY AIR)<<                                                                    28,874
        997   UNITED INTERNET AG (COMMUNICATIONS)                                                                 10,720
      1,257   VOLKSWAGEN AG (TRANSPORTATION EQUIPMENT)                                                           492,550
        887   VOLKSWAGEN AG PREFERRED (TRANSPORTATION EQUIPMENT)                                                 110,427
        124   WACKER CHEMIE AG (CHEMICALS & ALLIED PRODUCTS)                                                      17,703
                                                                                                               7,680,516
                                                                                                          --------------
GREECE: 0.64%
      3,369   ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                             73,347
      1,395   COCA-COLA HELLENIC BOTTLING COMPANY SA (FOOD & KINDRED
                 PRODUCTS)                                                                                        30,447
      2,693   EFG EUROBANK ERGASIAS SA (DEPOSITORY INSTITUTIONS)                                                  49,088
        920   HELLENIC PETROLEUM SA (OIL & GAS EXTRACTION)                                                         9,804
      2,280   HELLENIC TELECOMMUNICATIONS ORGANIZATION SA
                 (COMMUNICATIONS)                                                                                 40,983
      5,264   MARFIN INVESTMENT GROUP SA (HOLDING & OTHER INVESTMENT
                 OFFICES)                                                                                         37,763
      4,184   NATIONAL BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                               169,537
      1,880   OPAP SA (AMUSEMENT & RECREATION SERVICES)                                                           57,705
      2,592   PIRAEUS BANK SA (DEPOSITORY INSTITUTIONS)                                                           53,970
        850   PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        13,113
        490   TITAN CEMENT COMPANY SA (STONE, CLAY, GLASS & CONCRETE
                 PRODUCTS)                                                                                        16,183
                                                                                                                 551,940
                                                                                                          --------------
HONG KONG: 2.01%
      1,500   ASM PACIFIC TECHNOLOGY (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                8,670
     12,074   BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                 38,007
     31,000   BOC HONG KONG HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                            55,421
     10,000   C C LAND HOLDINGS LIMITED (PAPER & ALLIED PRODUCTS)                                                  2,185
     11,000   CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)                                              18,763
     12,000   CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                         135,942
      4,000   CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED (HEAVY
                 CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                       18,615
      8,000   CHINESE ESTATES HOLDINGS LIMITED (REAL ESTATE)<<                                                     9,913
     16,000   CITIC INTERNATIONAL FINANCIAL HOLDINGS LIMITED (HOLDING
                 & OTHER INVESTMENT OFFICES)                                                                      10,591
     17,500   CLP HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                           141,168
      9,000   ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE
                 GOODS)                                                                                           55,787
     17,000   FOXCONN INTERNATIONAL HOLDINGS LIMITED (MISCELLANEOUS
                 MANUFACTURING INDUSTRIES)+ 7,604
     20,000   GENTING INTERNATIONAL PLC (REAL ESTATE)<<                                                            6,415
      7,000   HANG LUNG GROUP LIMITED (REAL ESTATE)                                                               22,173
     17,000   HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                          40,019
      6,500   HANG SENG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   122,877
      9,000   HENDERSON LAND DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                            40,120
     34,220   HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS
                 EXTRACTION)                                                                                      78,115
        400   HONG KONG AIRCRAFT ENGINEERING (ENGINEERING, ACCOUNTING,
                 RESEARCH MANAGEMENT & RELATED SERVICES)                                                           4,600

                   Wells Fargo Advantage Master Portfolios 121


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
HONG KONG (CONTINUED)
      8,000   HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS
                 SERVICES)                                                                                $       98,531
     12,000   HONGKONG ELECTRIC HOLDINGS LIMITED (ELECTRIC, GAS &
                 SANITARY SERVICES)                                                                               75,372
      5,000   HOPEWELL HOLDINGS (REAL ESTATE)                                                                     18,158
     14,000   HUTCHISON TELECOMMUNICATIONS INTERNATIONAL LIMITED
                 (TELECOMMUNICATIONS)+                                                                            15,634
     18,000   HUTCHISON WHAMPOA (DIVERSIFIED OPERATIONS)                                                         138,250
      5,504   HYSAN DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                     14,327
      5,432   KERRY PROPERTIES LIMITED (REAL ESTATE)                                                              17,605
      4,000   KINGBOARD CHEMICALS HOLDINGS (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        13,658
      4,000   LEE & MAN PAPER MANUFACTURING LIMITED (PAPER & ALLIED
                 PRODUCTS)                                                                                         2,192
     18,200   LI & FUNG LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                               44,536
      6,000   LIFESTYLE INTERNATIONAL HOLDINGS LIMITED (GENERAL
                 MERCHANDISE STORES)                                                                               6,815
     17,861   LINK REIT (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                   37,129
     26,000   MONGOLIA ENERGY COMPANY LIMITED (MINING & QUARRYING OF
                 NONMETALLIC MINERALS, EXCEPT FUELS)                                                              14,001
     11,685   MTR CORPORATION (RAILROAD TRANSPORTATION)                                                           34,503
     20,257   NEW WORLD DEVELOPMENT COMPANY LIMITED (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                        22,561
     12,800   NOBLE GROUP LIMITED (MISCELLANEOUS MANUFACTURING
                 INDUSTRIES)                                                                                      12,181
      6,000   NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                            10,766
      2,200   ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER
                 TRANSPORTATION)<<                                                                                 5,636
     13,000   PACIFIC BASIN SHIPPING LIMITED (WATER TRANSPORTATION)                                               10,808
     32,000   PCCW LIMITED (COMMUNICATIONS)                                                                       13,334
     10,000   SHANGRI-LA ASIA LIMITED (HOTELS, ROOMING HOUSES, CAMPS
                 & OTHER LODGE PLACES)                                                                            14,327
     10,000   SHUN TAK HOLDINGS LIMITED (REAL ESTATE)                                                              3,443
     13,159   SINO LAND COMPANY (REAL ESTATE)                                                                     14,738
     12,000   SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                      123,657
      7,000   SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                           61,531
      2,000   TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                      8,493
     11,625   WHARF HOLDINGS LIMITED (BUSINESS SERVICES)                                                          33,212
      7,000   WHEELOCK & COMPANY (REAL ESTATE)                                                                    12,697
      1,500   WING HANG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                    11,525
        600   WING LUNG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                    11,994
      5,500   YUE YUEN INDUSTRIAL HOLDINGS LIMITED (APPAREL &
                 ACCESSORY STORES)                                                                                15,024
                                                                                                               1,733,623
                                                                                                          --------------
IRELAND: 0.47%
      7,339   ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                    60,330
      6,409   ANGLO IRISH BANK CORPORATION PLC (DEPOSITORY
                 INSTITUTIONS)                                                                                    34,936
      8,257   BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                           46,032
      4,523   CRH PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    95,716
      4,029   ELAN CORPORATION PLC (CHEMICALS & ALLIED PRODUCTS)+                                                 42,646
      8,721   EXPERIAN GROUP LIMITED (BUSINESS SERVICES)                                                          57,797
      2,259   IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT
                 INSTITUTIONS)                                                                                    15,825
      1,128   KERRY GROUP PLC (FOOD & KINDRED PRODUCTS)                                                           33,030
        624   RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                   13,996
      1,045   SMURFIT KAPPA GROUP PLC (PAPER & ALLIED PRODUCTS)                                                    4,464
                                                                                                                 404,772
                                                                                                          --------------
ITALY: 3.64%
     10,678   AEM SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                         27,246
      3,465   ALLEANZA ASSICURAZIONI SPA (INSURANCE CARRIERS)                                                     31,850
      9,132   ASSICURAZIONI GENERALI SPA (INSURANCE CARRIERS)                                                    303,162
      2,174   ATLANTIA SPA (SOCIAL SERVICES)                                                                      44,791
        776   AUTOGRILL SPA (EATING & DRINKING PLACES)<<                                                           8,811
      6,191   BANCA CARIGE SPA (DEPOSITORY INSTITUTIONS)                                                          20,452
     20,598   BANCA MONTE DEI PASCHI DI SIENA SPA (DEPOSITORY
                 INSTITUTIONS)                                                                                    51,265
      3,398   BANCA POPOLARE DI MILANO SCARL (DEPOSITORY INSTITUTIONS)                                            28,879

                   122 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
ITALY (continued)
      5,640   BANCO POPOLARE SPA (DEPOSITORY INSTITUTIONS)+                                               $       87,614
      1,307   BULGARI SPA (APPAREL & ACCESSORY STORES)                                                            11,699
     37,392   ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                       312,136
     22,091   ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)+                                                 585,544
      6,253   FIAT SPA (TRANSPORTATION EQUIPMENT)                                                                 84,027
      2,481   FINMECCANICA SPA (TRANSPORTATION BY AIR)                                                            53,779
        563   FONDIARIA SAI SPA (INSURANCE-MULTI LINE)                                                            13,289
      2,505   IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)                                                       11,359
     66,514   INTESA SANPAOLO (DEPOSITORY INSTITUTIONS)                                                          365,798
      7,548   INTESA SANPAOLO RNC (DEPOSITORY INSTITUTIONS)                                                       36,010
        502   ISTITUTO FINANZIARIO INDUSTRIALE SPA (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                               5,545
        820   ITALCEMENTI SPA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                            10,157
        506   ITALCEMENTI SPA RNC (STONE, CLAY, GLASS & CONCRETE
                 PRODUCTS)                                                                                         4,769
        550   LOTTOMATICA SPA (AMUSEMENT & RECREATION SERVICES)<<                                                 14,402
      1,183   LUXOTTICA GROUP SPA (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)<<                                                  27,219
      6,994   MEDIASET SPA (COMMUNICATIONS)                                                                       44,418
      4,145   MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)                                                            56,259
      2,004   MEDIOLANUM SPA (INSURANCE CARRIERS)<<                                                                9,180
     14,053   PARMALAT SPA (FOOD & KINDRED PRODUCTS)                                                              33,171
     23,782   PIRELLI & COMPANY SPA (TRANSPORTATION EQUIPMENT)                                                    14,032
        856   PRYSMIAN SPA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                           16,838
      2,256   SAIPEM SPA (OIL & GAS EXTRACTION)                                                                   67,502
      6,668   SNAM RETE GAS SPA (OIL & GAS EXTRACTION)                                                            40,297
     50,864   TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                             57,657
     84,707   TELECOM ITALIA SPA (COMMUNICATIONS)                                                                126,067
      9,826   TERNA SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                       36,125
     97,956   UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                  366,292
      5,125   UNIONE DI BANCHE ITALIANE SCPA (DEPOSITORY INSTITUTIONS)                                           112,272
      7,366   UNIPOL PREFERRED (INSURANCE COMPANIES)                                                              12,513
      5,279   UNIPOL SPA (INSURANCE CARRIERS)                                                                     11,328
                                                                                                               3,143,754
                                                                                                          --------------
JAPAN: 21.63%
      3,000   77 BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           15,127
        560   ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT
                 INSTITUTIONS)                                                                                    19,139
      1,300   ADVANTEST CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               27,489
      5,500   AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                         56,193
        700   AEON CREDIT SERVICE COMPANY LIMITED (NON-DEPOSITORY
                 CREDIT INSTITUTIONS)                                                                              7,145
        500   AEON MALL COMPANY LIMITED (REAL ESTATE)                                                             14,902
        650   AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               5,029
      4,000   AIOI INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                 19,952
      1,600   AISIN SEIKI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                              39,184
      6,000   AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                            57,185
        300   ALFRESA HOLDINGS CORPORATION (WHOLESALE TRADE
                 NON-DURABLE GOODS)                                                                               14,523
      5,000   ALL NIPPON AIRWAYS COMPANY LIMITED (TRANSPORTATION BY
                 AIR)                                                                                             17,812
      1,500   ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       11,742
      3,000   AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY
                 & COMPUTER EQUIPMENT)                                                                            16,475
      5,000   AOZORA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                        7,838
      3,300   ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                   57,838
      9,000   ASAHI GLASS COMPANY LIMITED (BUILDING MATERIALS,
                 HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                                   79,116
     10,000   ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                               42,074
      1,000   ASICS CORPORATION (FOOTWEAR)                                                                         7,774
      4,200   ASTELLAS PHARMA INCORPORATED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                       176,481
      3,000   BANK OF KYOTO LIMITED (DEPOSITORY INSTITUTIONS)<<                                                   30,619
     11,000   BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                  54,488
        600   BENESSE CORPORATION (EDUCATIONAL SERVICES)                                                          24,507

                   Wells Fargo Advantage Master Portfolios 123


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
JAPAN (continued)
      5,100   BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE
                 SERVICE STATIONS)                                                                        $       96,551
      1,900   BROTHER INDUSTRIES LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       20,118
      9,100   CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                              344,989
        600   CANON MARKETING JAPAN INCORPORATED (WHOLESALE
                 TRADE-DURABLE GOODS)                                                                              9,191
      1,900   CASIO COMPUTER COMPANY LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  17,839
         13   CENTRAL JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                            122,584
      6,000   CHIBA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                        31,459
      5,700   CHUBU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS
                 & SANITARY SERVICES)                                                                            134,308
      2,000   CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS &
                 ALLIED PRODUCTS)                                                                                 32,591
          7   CITIGROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                                       144
      2,800   CITIZEN HOLDINGS COMPANY LIMITED (APPAREL & ACCESSORY
                 STORES)                                                                                          19,406
        500   COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED
                 PRODUCTS)                                                                                        11,298
      4,000   COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                     9,488
      1,300   CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                21,365
        500   CSK HOLDINGS CORPORATION (BUSINESS SERVICES)                                                         7,307
      5,000   DAI NIPPON PRINTING COMPANY LIMITED (PRINTING,
                 PUBLISHING & ALLIED INDUSTRIES)                                                                  67,442
      2,000   DAICEL CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                         8,997
      3,000   DAIDO STEEL COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       15,877
      2,000   DAIHATSU MOTOR COMPANY LIMITED (TRANSPORTATION
                 EQUIPMENT)                                                                                       21,881
      6,000   DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                       154,599
      2,200   DAIKIN INDUSTRIES LIMITED (BUILDING MATERIALS, HARDWARE,
                 GARDEN SUPPLY & MOBILE HOME DEALERS)                                                             74,202
      5,000   DAINIPPON INK & CHEMICALS INCORPORATED (CHEMICALS &
                 ALLIED PRODUCTS)                                                                                  9,470
      1,000   DAINIPPON SUMITOMO PHARMA COMPANY LIMITED (CHEMICALS &
                 ALLIED PRODUCTS)                                                                                  8,192
        700   DAITO TRUST CONSTRUCTION COMPANY LIMITED (REAL ESTATE)                                              26,035
      4,000   DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                        38,242
     11,000   DAIWA SECURITIES GROUP INCORPORATED (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                              80,121
          2   DENA COMPANY LIMITED (BUSINESS SERVICES)                                                             8,058
      4,000   DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        10,523
      4,200   DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                       103,017
         16   DENTSU INCORPORATED (BUSINESS SERVICES)                                                             32,179
      2,000   DOWA MINING COMPANY LIMITED (MINING & QUARRYING OF
                 NONMETALLIC MINERALS, EXCEPT FUELS)                                                               8,968
         29   EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                             216,271
      2,100   EISAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                 82,005
      1,080   ELECTRIC POWER DEVELOPMENT COMPANY LIMITED (ELECTRIC,
                 GAS & SANITARY SERVICES)                                                                         34,876
        900   ELPIDA MEMORY INCORPORATED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)+                                                                 16,915
        500   FAMILYMART COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                             21,157
      1,600   FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          120,371
        400   FAST RETAILING COMPANY LIMITED (APPAREL & ACCESSORY
                 STORES)                                                                                          40,789
      4,000   FUJI ELECTRIC HOLDINGS COMPANY LIMITED (BUILDING
                 MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                 DEALERS)                                                                                          9,662
      5,000   FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  25,327
          4   FUJI TELEVISION NETWORK INCORPORATED (COMMUNICATIONS)                                                5,159
      4,100   FUJIFILM HOLDINGS CORPORATION (MEASURING, ANALYZING &
                 CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                        105,702
     16,000   FUJITSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              89,952
      7,000   FUKUOKA FINANCIAL GROUP INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                    25,760
      5,000   FURUKAWA ELECTRIC COMPANY LIMITED (MEASURING, ANALYZING
                 & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                         22,079
          7   GOODWILL GROUP INCORPORATED (PRINTING, PUBLISHING &
                 ALLIED INDUSTRIES)                                                                                  220
      3,000   GUNMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                        17,107
        200   HAKUHODO DY HOLDINGS INCORPORATED (CONSUMER SERVICES)                                                9,867
      9,800   HANKYU HANSHIN HOLDINGS INCORPORATED (RAILROAD
                 TRANSPORTATION)                                                                                  45,013
      9,000   HASEKO CORPORATION (RESIDENTIAL)                                                                     6,464
        200   HIKARI TSUSHIN INCORPORATED (MISCELLANEOUS RETAIL)                                                   4,282
      2,000   HINO MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                       8,086
        300   HIROSE ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       28,593
        600   HISAMITSU PHARMACEUTICAL COMPANY INCORPORATED (CHEMICALS
                 & ALLIED PRODUCTS)                                                                               26,261
        900   HITACHI CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        12,077
        900   HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED
                 (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                       22,245

                  124 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
JAPAN (continued)
        600   HITACHI HIGH-TECHNOLOGIES CORPORATION (MACHINERY)                                           $       11,898
     29,000   HITACHI LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                             195,778
      1,000   HITACHI METALS LIMITED (PRIMARY METAL INDUSTRIES)                                                   11,952
      1,600   HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC
                 & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                       33,408
     10,000   HOKUHOKU FINANCIAL GROUP INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                    22,316
      1,500   HOKURIKU ELECTRIC POWER COMPANY (ELECTRIC, GAS &
                 SANITARY SERVICES)                                                                               36,095
     14,100   HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)<<                                           427,692
      3,500   HOYA CORPORATION (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)<<                                                  69,432
      1,100   IBIDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               26,779
        200   IDEMITSU KOSAN COMPANY LIMITED (OIL & GAS EXTRACTION)                                               16,198
          7   INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)                                                 59,489
      2,760   ISETAN MITSUKOSHI HOLDINGS LIMITED (MISCELLANEOUS
                 RETAIL)                                                                                          32,383
     11,000   ISHIKAWAJIMA-HARIMA HEAVY INDUSTRIES COMPANY LIMITED
                 (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                         17,284
     11,000   ISUZU MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                     30,569
        500   ITO EN LIMITED (EATING & DRINKING PLACES)                                                            6,490
     13,000   ITOCHU CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                              78,314
        200   ITOCHU TECHNO-SCIENCE CORPORATION (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                        5,094
      4,800   J FRONT RETAILING COMPANY LIMITED (WHOLESALE
                 TRADE-DURABLE GOODS)                                                                             27,692
        300   JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT
                 OFFICES)                                                                                         11,308
      7,000   JAPAN AIRLINES CORPORATION (TRANSPORTATION BY AIR)                                                  14,414
        200   JAPAN PETROLEUM EXPLORATION COMPANY (OIL & GAS
                 EXTRACTION)                                                                                      10,267
          5   JAPAN PRIME REALTY INVESTMENT CORPORATION (REAL ESTATE
                 INVESTMENT TRUSTS (REITS))                                                                       11,855
          4   JAPAN REAL ESTATE INVESTMENT CORPORATION (REAL ESTATE
                 INVESTMENT TRUSTS (REITS))                                                                       32,277
          3   JAPAN RETAIL FUND INVESTMENT CORPORATION (REAL ESTATE
                 INVESTMENT TRUSTS (REITS))                                                                       12,334
      3,000   JAPAN STEEL WORKS (MACHINERY)                                                                       37,299
         38   JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                      143,225
      4,400   JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)<<                                             136,471
      2,000   JGC CORPORATION (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                32,087
      6,000   JOYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         27,315
      1,500   JSR CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                       20,003
      1,600   JTEKT CORPORATION (TRANSPORTATION EQUIPMENT)                                                        18,256
      7,000   KAJIMA CORPORATION (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                21,146
      2,000   KAMIGUMI COMPANY LIMITED (TRANSPORTATION SERVICES)                                                  15,024
      3,000   KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    16,573
      6,600   KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC,
                 GAS & SANITARY SERVICES)                                                                        146,840
      2,000   KANSAI PAINT COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        12,405
      4,000   KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                      107,270
     12,000   KAWASAKI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS
                 MANUFACTURING INDUSTRIES)                                                                        25,603
      5,000   KAWASAKI KISEN KAISHA LIMITED (WATER TRANSPORTATION)                                                30,933
         25   KDDI CORPORATION (COMMUNICATIONS)                                                                  141,617
      4,000   KEIHIN ELECTRIC EXPRESS RAILWAY COMPANY LIMITED
                 (RAILROAD TRANSPORTATION)                                                                        26,217
      5,000   KEIO CORPORATION (RAILROAD TRANSPORTATION)                                                          26,927
      2,000   KEISEI ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD
                 TRANSPORTATION)                                                                                  11,011
        300   KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               59,845
      1,000   KIKKOMAN CORPORATION (FOOD & KINDRED PRODUCTS)                                                      13,545
      1,000   KINDEN CORPORATION (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                 9,526
     14,000   KINTETSU CORPORATION (RAILROAD TRANSPORTATION)                                                      48,788
      7,000   KIRIN BREWERY COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                             91,973
     22,000   KOBE STEEL LIMITED (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                            44,270
      7,600   KOMATSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                             124,423
        800   KONAMI CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              20,130
      4,000   KONICA MINOLTA HOLDINGS INCORPORATED (MEASURING,
                 ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                               45,715
      9,000   KUBOTA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              56,767
      3,000   KURARAY COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                     29,821
        900   KURITA WATER INDUSTRIES LIMITED (ADMINISTRATION OF
                 ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                                                        21,080

                   Wells Fargo Advantage Master Portfolios 125


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
JAPAN (continued)
      1,400   KYOCERA CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                       $      106,268
      2,000   KYOWA HAKKO KOGYO COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        21,034
      3,200   KYUSHU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC,
                 GAS & SANITARY SERVICES)                                                                         66,703
        600   LAWSON INCORPORATED (GENERAL MERCHANDISE STORES)                                                    27,669
      1,100   LEOPALACE 21 CORPORATION (REAL ESTATE)                                                               8,506
        300   MABUCHI MOTOR COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       13,642
      1,000   MAKITA CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               20,485
     14,000   MARUBENI CORPORATION (BUSINESS SERVICES)                                                            63,462
      2,400   MARUI COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                  17,923
        300   MARUICHI STEEL TUBE LIMITED (PRIMARY METAL INDUSTRIES)                                               8,240
     16,000   MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME
                 FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                      275,832
      3,000   MATSUSHITA ELECTRIC WORKS LIMITED (BUILDING MATERIALS,
                 HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                                   26,642
      8,000   MAZDA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                  32,580
      1,200   MEDICEO PALTAC HOLDINGS COMPANY LIMITED (WHOLESALE TRADE
                 NON-DURABLE GOODS)                                                                               14,681
      2,000   MEIJI DAIRIES CORPORATION (FOOD & KINDRED PRODUCTS)                                                 10,692
      5,800   MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                  212,940
      3,000   MINEBEA COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               11,252
     11,000   MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS &
                 ALLIED PRODUCTS)                                                                                 58,143
     11,600   MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                         241,978
     17,000   MITSUBISHI ELECTRIC CORPORATION (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                 114,700
     10,000   MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                    197,051
      3,000   MITSUBISHI GAS CHEMICAL COMPANY INCORPORATED (CHEMICALS
                 & ALLIED PRODUCTS)                                                                               14,509
     27,000   MITSUBISHI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS
                 MANUFACTURING INDUSTRIES)                                                                       117,274
      1,000   MITSUBISHI LOGISTICS CORPORATION (MOTOR FREIGHT
                 TRANSPORTATION & WAREHOUSING)                                                                    12,671
     10,000   MITSUBISHI MATERIALS CORPORATION (MINING & QUARRYING OF
                 NONMETALLIC MINERALS, EXCEPT FUELS)                                                              31,410
     31,000   MITSUBISHI MOTORS CORPORATION (TRANSPORTATION EQUIPMENT)                                            52,238
      4,000   MITSUBISHI RAYON COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                             9,906
     88,170   MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                   768,864
        470   MITSUBISHI UFJ SECURITIES COMPANY LIMITED
                 (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                             15,380
     15,000   MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                           186,215
      5,000   MITSUI CHEMICALS INCORPORATED (CHEMICALS & ALLIED
                 PRODUCTS)<<                                                                                      22,043
      6,000   MITSUI ENGINEERING & SHIPBUILDING COMPANY LIMITED
                 (TRANSPORTATION EQUIPMENT)                                                                       11,434
      7,000   MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                       135,254
      5,000   MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                             11,670
     10,000   MITSUI O.S.K. LINES LIMITED (WATER TRANSPORTATION)                                                  86,884
      3,200   MITSUI SUMITOMO INSURANCE GROUP HOLDINGS INCORPORATED
                 (INSURANCE CARRIERS)                                                                            108,984
      8,000   MITSUI TRUST HOLDINGS INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                    43,190
        700   MITSUMI ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       17,775
         83   MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                      362,971
     12,000   MIZUHO TRUST & BANKING COMPANY LIMITED (DEPOSITORY
                 INSTITUTIONS)                                                                                    16,465
      1,800   MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                       72,667
      1,600   NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT &
                 RECREATION SERVICES)                                                                             17,590
     16,000   NEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                 & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                         68,386
        300   NEC ELECTRONICS CORPORATION (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                        6,268
      2,000   NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               24,485
      1,000   NGK SPARK PLUG COMPANY LIMITED (TRANSPORTATION
                 EQUIPMENT)<<                                                                                      9,735
      1,000   NHK SPRING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                5,546
        900   NIDEC CORPORATION (WHOLESALE TRADE-DURABLE GOODS)                                                   55,367
      3,000   NIKON CORPORATION (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    71,967
        800   NINTENDO COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                              339,339
          4   NIPPON BUILDING FUND INCORPORATED (REAL ESTATE
                 INVESTMENT TRUSTS (REITS))                                                                       38,669
      3,000   NIPPON ELECTRIC GLASS COMPANY LIMITED (MISCELLANEOUS
                 MANUFACTURING INDUSTRIES)<<                                                                      27,175
      7,000   NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT
                 TRANSPORTATION & WAREHOUSING)                                                                    31,250
      2,000   NIPPON MEAT PACKERS INCORPORATED (FOOD & KINDRED
                 PRODUCTS)                                                                                        30,328
      7,500   NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS
                 EXTRACTION)                                                                                      30,210

                   126 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
JAPAN (continued)
     11,000   NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                               $       55,393
          7   NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED
                 PRODUCTS)                                                                                        20,457
      5,000   NIPPON SHEET GLASS COMPANY LIMITED (BUILDING MATERIALS,
                 HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                                   25,894
     44,000   NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                166,107
         44   NIPPON TELEGRAPH & TELEPHONE CORPORATION
                 (COMMUNICATIONS)                                                                                196,392
      9,000   NIPPON YUSEN KABUSHIKI KAISHA (WATER TRANSPORTATION)                                                58,667
      6,000   NIPPONKOA INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                            33,725
      6,000   NISHI-NIPPON CITY BANK LIMITED (DEPOSITORY INSTITUTIONS)                                            14,982
      1,000   NISSAN CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                         9,183
     19,000   NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS &
                 GASOLINE SERVICE STATIONS)<<                                                                    128,474
      1,500   NISSHIN SEIFUN GROUP INCORPORATED (FOOD & KINDRED
                 PRODUCTS)                                                                                        20,192
      6,000   NISSHIN STEEL COMPANY LIMITED (FABRICATED METAL
                 PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                       11,607
      1,000   NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL
                 PRODUCTS)                                                                                         9,752
        700   NISSIN FOOD PRODUCTS COMPANY LIMITED (FOOD & KINDRED
                 PRODUCTS)                                                                                        24,948
        350   NITORI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS &
                 EQUIPMENT STORES)                                                                                20,795
      1,400   NITTO DENKO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                               35,617
        900   NOK CORPORATION (TRANSPORTATION EQUIPMENT)                                                          10,090
     15,100   NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY
                 BROKERS, DEALERS, EXCHANGES & SERVICES)                                                         197,057
        400   NOMURA REAL ESTATE HOLDINGS INCORPORATED (REAL ESTATE)                                               9,528
          2   NOMURA REAL ESTATE OFFICE FUND (REAL ESTATE INVESTMENT
                 TRUSTS (REITS))                                                                                  13,667
        900   NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                       18,523
      4,000   NSK LIMITED (PRIMARY METAL INDUSTRIES)                                                              23,108
      4,000   NTN CORPORATION (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                            20,787
         11   NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               43,489
        133   NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                           212,893
          9   NTT URBAN DEVELOPMENT CORPORATION (REAL ESTATE)                                                     10,944
      5,000   OBAYASHI CORPORATION (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                25,286
         60   OBIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY
                 & COMPUTER EQUIPMENT)                                                                             9,792
      5,000   ODAKYU ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD
                 TRANSPORTATION)                                                                                  37,009
      7,000   OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                 35,192
      1,000   OKUMA CORPORATION (MACHINERY)                                                                        5,803
      2,000   OLYMPUS CORPORATION (GENERAL MERCHANDISE STORES)                                                    58,455
      1,700   OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               26,388
        800   ONO PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        36,959
      1,000   ONWARD KASHIYAMA COMPANY LIMITED (APPAREL & OTHER
                 FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                 MATERIALS)                                                                                       10,458
        300   ORACLE CORPORATION JAPAN (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  13,654
        400   ORIENTAL LAND COMPANY LIMITED (AMUSEMENT & RECREATION
                 SERVICES)                                                                                        27,117
        790   ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                             98,914
     17,000   OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        58,536
        100   OTSUKA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY
                 & COMPUTER EQUIPMENT)                                                                             6,526
      1,400   PIONEER CORPORATION (HOME FURNITURE, FURNISHINGS &
                 EQUIPMENT STORES)                                                                                 9,235
        500   PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT
                 INSTITUTIONS)<<                                                                                   9,675
         54   RAKUTEN INCORPORATED (COMMUNICATIONS)                                                               30,471
         44   RESONA HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)<<                                            59,357
      6,000   RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               84,366
        900   ROHM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               49,503
        500   SANKYO COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE
                 GOODS)                                                                                           25,380
        600   SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS &
                 ALLIED PRODUCTS)                                                                                 15,252
     14,000   SANYO ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  24,308
          3   SAPPORO HOKUYO HOLDINGS INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                    15,018
      2,000   SAPPORO HOLDINGS LIMITED (EATING & DRINKING PLACES)                                                 14,852
        136   SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT
                 OFFICES)                                                                                         20,382
      1,800   SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               74,984
      1,600   SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION
                 SERVICES)<<                                                                                      14,473
      1,100   SEIKO EPSON CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               25,581
      4,000   SEKISUI CHEMICAL COMPANY LIMITED (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                        23,778

                  Wells Fargo Advantage Master Portfolios 127


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
JAPAN (continued)
      4,000   SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                        $       36,724
      7,320   SEVEN & I HOLDINGS COMPANY LIMITED (FOOD STORES)                                                   210,303
      9,000   SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               98,343
      1,500   SHIKOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC,
                 GAS & SANITARY SERVICES)                                                                         37,675
      2,000   SHIMADZU CORPORAION (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    16,207
        200   SHIMAMURA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                              13,412
        600   SHIMANO INCORPORATED (HOME FURNITURE, FURNISHINGS &
                 EQUIPMENT STORES)                                                                                20,656
      5,000   SHIMIZU CORPORATION (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                23,818
      3,500   SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                       166,428
        600   SHINKO ELECTRIC INDUSTRIES (ELECT
                 COMPONENTS-SEMICONDUCTORS)                                                                        5,679
      4,000   SHINKO SECURITIES COMPANY LIMITED (SECURITY & COMMODITY
                 BROKERS, DEALERS, EXCHANGES & SERVICES)                                                          11,294
     13,000   SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                      39,985
      3,000   SHIONOGI & COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                            60,763
      3,000   SHISEIDO COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                               67,180
      5,000   SHIZUOKA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                     49,228
     10,000   SHOWA DENKO KK (CHEMICALS & ALLIED PRODUCTS)                                                        21,086
      1,500   SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                        14,609
        500   SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              52,094
      6,400   SOFTBANK CORPORATION (HOLDING & OTHER INVESTMENT
                 OFFICES)                                                                                         83,402
     10,500   SOJITZ HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE
                 GOODS)                                                                                           24,336
      7,000   SOMPO JAPAN INSURANCE INCORPORATED (INSURANCE CARRIERS)                                             59,414
      8,600   SONY CORPORATION (ELECTRONIC)                                                                      265,203
          7   SONY FINANCIAL HOLDINGS INCORPORATED (HOLDING & OTHER
                 INVESTMENT OFFICES)                                                                              27,560
        500   SQUARE ENIX COMPANY LIMITED (BUSINESS SERVICES)                                                     14,623
      1,200   STANLEY ELECTRIC COMPANY LIMITED (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                       17,604
      1,000   SUMCO CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               15,828
     13,000   SUMITOMO CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        57,429
      9,600   SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                   89,509
      6,400   SUMITOMO ELECTRIC INDUSTRIES LIMITED (MEASURING,
                 ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                               69,659
      5,000   SUMITOMO HEAVY INDUSTRIES LIMITED (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                       23,839
     33,000   SUMITOMO METAL INDUSTRIES LIMITED (FABRICATED METAL
                 PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                      102,305
      5,000   SUMITOMO METAL MINING COMPANY LIMITED (MINING &
                 QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                                 50,109
         57   SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY
                 INSTITUTIONS)                                                                                   357,371
      3,000   SUMITOMO REALTY & DEVELOPMENT COMPANY LIMITED (REAL
                 ESTATE)                                                                                          65,336
      1,500   SUMITOMO RUBBER INDUSTRIES LIMITED (TRANSPORTATION
                 EQUIPMENT)                                                                                       13,363
        100   SUMITOMO TITANIUM (NON-FERROUS METALS)                                                               3,328
     12,000   SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY
                 INSTITUTIONS)                                                                                    79,949
      2,000   SURUGA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                       23,280
        600   SUZUKEN COMPANY LIMITED (MEASURING, ANALYZING &
                 CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                         18,233
      3,000   SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                 55,588
      1,650   T&D HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      87,156
      7,000   TAIHEIYO CEMENT CORPORATION (STONE, CLAY, GLASS &
                 CONCRETE PRODUCTS)                                                                               10,205
      8,000   TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                20,878
      1,000   TAISHO PHARMACEUTICAL COMPANY LIMITED (MEASURING,
                 ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                               19,834
      2,000   TAIYO NIPPON SANSO CORPORATION (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        15,844
      3,000   TAKASHIMAYA COMPANY LIMITED (APPAREL & ACCESSORY
                 STORES)<<                                                                                        26,139
      7,100   TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS &
                 ALLIED PRODUCTS)                                                                                357,489
        880   TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT
                 OFFICES)                                                                                         11,452
      2,000   TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        27,796
      1,000   TDK CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              50,086
      7,000   TEIJIN LIMITED (TEXTILE MILL PRODUCTS)                                                              21,034
      1,400   TERUMO CORPORATION (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    73,030
      1,000   THE CHUGOKU BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                  13,954
      2,300   THE CHUGOKU ELECTRIC POWER COMPANY INCORPORATED
                 (ELECTRIC, GAS & SANITARY SERVICES)                                                              47,154
      4,000   THE HACHIJUNI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                21,220
      4,000   THE HIROSHIMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                14,817

                   128 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
JAPAN (continued)
      2,000   THE IYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                              $       21,802
      1,000   THK COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              15,560
      7,000   TOBU RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                              33,943
        900   TOHO COMPANY LIMITED TOKYO (MOTION PICTURES)                                                        18,835
      4,000   TOHO GAS COMPANY LIMITED (PETROLEUM REFINING & RELATED
                 INDUSTRIES)                                                                                      22,062
        200   TOHO TITANIUM COMPANY LIMITED (METAL MINING)                                                         3,095
      3,600   TOHOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC,
                 GAS & SANITARY SERVICES)                                                                         77,380
        400   TOKAI RIKA COMPANY LIMITED (AUTO PARTS - ORIGINAL
                 EQUIPMENT)                                                                                        5,081
      2,000   TOKUYAMA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                  11,604
        300   TOKYO BROADCASTING SYSTEM INCORPORATED (COMMUNICATIONS)                                              5,150
     10,300   TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS
                 & SANITARY SERVICES)                                                                            253,426
      1,500   TOKYO ELECTRON LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               67,877
     20,000   TOKYO GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        83,449
        900   TOKYO STEEL MANUFACTURING COMPANY LIMITED (FURNITURE &
                 FIXTURES)                                                                                         9,944
      2,000   TOKYO TATEMONO COMPANY LIMITED (INSURANCE AGENTS,
                 BROKERS & SERVICE)                                                                                9,511
     10,000   TOKYU CORPORATION (TRANSPORTATION SERVICES)                                                         47,776
      4,000   TOKYU LAND CORPORATION (REAL ESTATE)                                                                14,868
      2,000   TONENGENERAL SEKIYU KK (OIL & GAS EXTRACTION)                                                       16,427
      4,000   TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING &
                 ALLIED INDUSTRIES)                                                                               31,195
     11,000   TORAY INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                               51,643
     26,000   TOSHIBA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                             113,393
      4,000   TOSOH CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                     11,803
      2,200   TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS
                 MANUFACTURING INDUSTRIES)                                                                        27,696
      2,000   TOTO LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT
                 STORES)                                                                                          14,790
      1,300   TOYO SEIKAN KAISHA LIMITED (STONE, CLAY, GLASS &
                 CONCRETE PRODUCTS)                                                                               19,956
      1,000   TOYO SUISAN KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                25,351
        500   TOYODA GOSEI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                              8,495
        500   TOYOTA BOSHOKU CORPORATION (TRANSPORTATION EQUIPMENT)                                                5,528
      1,500   TOYOTA INDUSTRIES CORPORATION (TRANSPORTATION EQUIPMENT)                                            37,855
     23,400   TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE
                 SERVICE STATIONS)                                                                             1,000,409
      1,700   TOYOTA TSUSHO CORPORATION (BUSINESS SERVICES)                                                       22,273
      1,000   TREND MICRO INCORPORATED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  37,902
      8,000   UBE INDUSTRIES LIMITED JAPAN (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                        21,571
        400   UNI-CHARM CORPORATION (APPAREL & ACCESSORY STORES)                                                  30,705
      2,000   UNY COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                          20,352
        900   USHIO INCORPORATED (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    14,829
        210   USS COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE
                 SERVICE STATIONS)                                                                                13,506
         14   WEST JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                59,955
        124   YAHOO JAPAN CORPORATION (BUSINESS SERVICES)                                                         40,594
        900   YAKULT HONSHA COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                             27,733
        730   YAMADA DENKI COMPANY LIMITED (HOME FURNITURE,
                 FURNISHINGS & EQUIPMENT STORES)                                                                  55,333
      2,000   YAMAGUCHI FINANCIAL GROUP (DEPOSITORY INSTITUTIONS)                                                 24,407
      1,400   YAMAHA CORPORATION (HOME FURNITURE, FURNISHINGS &
                 EQUIPMENT STORES)                                                                                23,872
      1,700   YAMAHA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                             23,219
        300   YAMATO KOGYO COMPANY LIMITED (PRIMARY METAL INDUSTRIES)                                             10,483
      3,000   YAMATO TRANSPORT COMPANY LIMITED (TRANSPORTATION
                 SERVICES)                                                                                        33,601
      1,000   YAMAZAKI BAKING COMPANY LIMITED (FOOD & KINDRED
                 PRODUCTS)                                                                                        12,128
      2,000   YASKAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       11,388
      1,700   YOKOGAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       10,794
                                                                                                              18,693,642
                                                                                                          --------------
KAZAKHSTAN: 0.03%
      2,635   EURASIAN NATURAL RESOURCES CORPORATION (METAL MINING)                                               23,994
                                                                                                          --------------

                  Wells Fargo Advantage Master Portfolios 129


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
LUXEMBOURG: 0.55%
      7,507   ARCELORMITTAL (PRIMARY METAL INDUSTRIES)                                                    $      380,281
        598   MILLICOM INTERNATIONAL CELLULAR SA (COMMUNICATIONS)+                                                41,293
      2,547   SES FDR (COMMUNICATIONS)                                                                            52,725
                                                                                                                 474,299
                                                                                                          --------------
NETHERLANDS: 3.34%
     11,807   AEGON NV (INSURANCE CARRIERS)                                                                      104,462
      2,229   AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                        107,011
      3,477   ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING &
                 RELATED)                                                                                         60,772
        465   BOSKALIS WESTMINSTER (CONSTRUCTION SPECIAL TRADE
                 CONTRACTORS)                                                                                     22,041
        372   CORIO NV (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                    26,430
      2,775   EUROPEAN AERONAUTIC DEFENCE & SPACE COMPANY
                 (TRANSPORTATION BY AIR)                                                                          47,354
        472   FUGRO NV (OIL FIELD SERVICES)                                                                       27,873
      1,007   HEINEKEN HOLDING NV (FOOD & KINDRED PRODUCTS)                                                       39,533
      2,158   HEINEKEN NV (EATING & DRINKING PLACES)                                                              86,702
     16,294   ING GROEP NV (FINANCIAL SERVICES)                                                                  349,306
     15,645   KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)                                                        225,944
      8,904   KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV (ELECTRONIC &
                 OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                      241,588
      9,775   KONINKLIJKE AHOLD NV (FOOD STORES)                                                                 112,920
      1,148   KONINKLIJKE DSM NV (CHEMICALS & ALLIED PRODUCTS)                                                    54,300
        807   RANDSTAD HOLDINGS NV (PRINTING, PUBLISHING & ALLIED
                 INDUSTRIES)                                                                                      21,220
      5,262   REED ELSEVIER NV (COMMUNICATIONS)                                                                   78,062
     23,650   ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING &
                 RELATED INDUSTRIES)<<                                                                           696,779
      1,167   SBM OFFSHORE NV (PETROLEUM REFINING & RELATED
                 INDUSTRIES)                                                                                      24,983
      1,036   SNS REAAL (DEPOSITORY INSTITUTIONS)                                                                 11,823
      3,201   TNT NV (TRANSPORTATION SERVICES)                                                                    88,689
        532   TOMTOM NV (BUSINESS SERVICES)<<+                                                                     9,784
     14,068   UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                              395,998
      2,450   WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED
                 INDUSTRIES)                                                                                      49,657
                                                                                                               2,883,231
                                                                                                          --------------
NEW ZEALAND: 0.09%
      7,762   AUCKLAND INTERNATIONAL AIRPORT LIMITED (CONSTRUCTION
                 SPECIAL TRADE CONTRACTORS)                                                                       10,200
      2,518   CONTACT ENERGY LIMITED (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        13,331
      3,983   FLETCHER BUILDING LIMITED (BUILDING MATERIALS, HARDWARE,
                 GARDEN SUPPLY & MOBILE HOME DEALERS)                                                             17,994
      4,036   SKY CITY ENTERTAINMENT GROUP LIMITED (HOTELS, ROOMING
                 HOUSES, CAMPS & OTHER LODGE PLACES)                                                              10,023
     15,215   TELECOM CORPORATION OF NEW ZEALAND LIMITED
                 (COMMUNICATIONS)<<                                                                               28,146
                                                                                                                  79,694
                                                                                                          --------------
NORWAY: 0.84%
      1,346   AKER KVAERNER ASA (ENGINEERING CONSTRUCTION)                                                        21,796
      6,214   DNB NOR ASA (DEPOSITORY INSTITUTIONS)                                                               48,207
        450   FRONTLINE LIMITED (WATER TRANSPORTATION)                                                            21,252
      5,627   NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                              38,068
      7,065   ORKLA ASA (MISCELLANEOUS RETAIL)                                                                    65,015
      1,360   PETROLEUM GEO-SERVICES ASA (OIL & GAS EXTRACTION)+                                                  17,971
      1,500   PROSAFE ASA (OIL & GAS EXTRACTION)                                                                   8,211
      1,176   RENEWABLE ENERGY CORPORATION AS (ELECTRIC, GAS &
                 SANITARY SERVICES)+                                                                              21,799
      2,515   SEADRILL LIMITED (PETROLEUM REFINING & RELATED
                 INDUSTRIES)                                                                                      52,106
     11,103   STATOILHYDRO ASA (PETROLEUM REFINING & RELATED
                 INDUSTRIES)                                                                                     263,837
      3,262   STOREBRAND ASA (INSURANCE CARRIERS)                                                                 19,386
      7,293   TELENOR ASA (COMMUNICATIONS)                                                                        90,816
      1,600   YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                      56,944
                                                                                                                 725,408
                                                                                                          --------------

                   130 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
PORTUGAL: 0.29%
      3,075   BANCO BPI SA (DEPOSITORY INSTITUTIONS)                                                      $        9,564
     19,192   BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                              31,396
      1,790   BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                   22,189
      2,386   BRISA-AUTO ESTRADAS DE PORTUGAL SA (CONSTRUCTION)                                                   23,732
      2,170   CIMPOR CIMENTOS DE PORTUGAL SA (STONE, CLAY, GLASS &
                 CONCRETE PRODUCTS)<<                                                                             13,911
     15,235   ENERGIAS DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               63,938
      1,835   JERONIMO MARTINS (WHOLESALE TRADE NON-DURABLE GOODS)                                                15,650
      5,367   PORTUGAL TELECOM SGPS SA (COMMUNICATIONS)                                                           53,971
      1,368   PT MULTIMEDIA SERVICOS DE TELECOMUNICACOES E MULTIMEDIA
                 SGPS SA (COMMUNICATIONS)                                                                         10,118
      6,678   SONAE SGPS SA (GENERAL MERCHANDISE STORES)                                                           5,917
                                                                                                                 250,386
                                                                                                          --------------
SINGAPORE: 1.10%
      8,000   ASCENDAS REIT (REAL ESTATE INVESTMENT TRUSTS (REITS))                                               10,568
      8,000   CAPITACOMMERICAL TRUST (REAL ESTATE)                                                                 7,439
     14,000   CAPITALAND LIMITED (REAL ESTATE)                                                                    30,517
      9,300   CAPITAMALL TRUST (REAL ESTATE INVESTMENT TRUSTS (REITS))                                            14,831
      4,000   CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                             25,012
     16,000   COMFORTDELGRO CORPORATION LIMITED (TRANSPORTATION
                 SERVICES)                                                                                        16,844
      7,000   COSCO CORPORATION SINGAPORE LIMITED (WATER
                 TRANSPORTATION)                                                                                   7,513
     10,000   DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                               119,172
      8,000   FRASER & NEAVE LIMITED (MULTI-INDUSTRY COMPANIES)                                                   20,066
     40,000   GOLDEN AGRI-RESOURCES LIMITED (AGRICULTURAL SERVICES)                                                8,918
      1,122   JARDINE CYCLE & CARRIAGE LIMITED (WHOLESALE TRADE
                 NON-DURABLE GOODS)                                                                               12,342
      1,040   K-REIT ASIA (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                    701
     11,000   KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                      60,784
      3,000   KEPPEL LAND LIMITED (REAL ESTATE)                                                                    5,992
      4,000   NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                  5,101
      9,500   OLAM INTERNATIONAL LIMITED (AGRICULTURAL SERVICES)<<                                                12,116
     21,200   OVERSEA-CHINESE BANKING CORPORATION LIMITED (DEPOSITORY
                 INSTITUTIONS)                                                                                   107,039
      8,140   PARKWAY HOLDINGS LIMITED (HEALTH SERVICES)                                                          10,783
      7,980   SEMBCORP INDUSTRIES LIMITED (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                        18,282
      7,000   SEMBCORP MARINE LIMITED (TRANSPORTATION EQUIPMENT)                                                  14,882
      4,600   SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                46,211
      7,000   SINGAPORE EXCHANGE LIMITED (BUSINESS SERVICES)                                                      30,493
     13,000   SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING
                 & ALLIED INDUSTRIES)                                                                             36,270
     11,000   SINGAPORE TECHNOLOGIES ENGINEERING LIMITED (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                        20,889
     67,000   SINGAPORE TELECOMMUNICATIONS LIMITED (COMMUNICATIONS)                                              153,144
     10,000   UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                             119,548
      4,000   UOL GROUP LIMITED (REAL ESTATE)                                                                      7,075
      2,000   VENTURE CORPORATION LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       10,881
      7,000   WILMAR INTERNATIONAL LIMITED (FOOD & KINDRED PRODUCTS)                                              12,414
      4,000   YANLORD LAND GROUP LIMITED (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                         2,624
                                                                                                                 948,451
                                                                                                          --------------
SOUTH AFRICA 0.00%
          0   MONDI LIMITED (FORESTRY)                                                                                 2
                                                                                                          --------------
SPAIN: 4.11%
      2,443   ABERTIS INFRAESTRUCTURAS SA (SOCIAL SERVICES)                                                       48,077
        241   ACCIONA SA (HEAVY CONSTRUCTION OTHER THAN BUILDING
                 CONSTRUCTION CONTRACTS)                                                                          36,731
      1,238   ACERINOX SA (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)<<                                                          22,175
      1,654   ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY
                 CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                       66,961
     30,212   BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY
                 INSTITUTIONS)                                                                                   488,549
      7,737   BANCO DE SABADELL SA (DEPOSITORY INSTITUTIONS)<<                                                    60,133

                  Wells Fargo Advantage Master Portfolios 131


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
SPAIN (continued)
      6,583   BANCO POPULAR ESPANOL SA (DEPOSITORY INSTITUTIONS)<<                                        $       78,413
     53,069   BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY
                 INSTITUTIONS)                                                                                   795,732
      2,092   BANKINTER SA (DEPOSITORY INSTITUTIONS)<<                                                            26,297
      1,803   CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPORTE SA
                 (TRANSPORTATION SERVICES)<<                                                                      21,188
      7,164   CRITERIA CAIXACORP SA (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                   34,444
      1,492   ENAGAS SA (ELECTRIC, GAS & SANITARY SERVICES)                                                       32,173
        381   FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA (HEAVY
                 CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                       17,212
      1,540   GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS &
                 SANITARY SERVICES)                                                                               52,763
        922   GAS NATURAL SDG SA (ELECTRIC, GAS & SANITARY SERVICES)<<                                            34,224
        861   GESTEVISION TELECINCO SA (AMUSEMENT & RECREATION
                 SERVICES)                                                                                         8,800
      1,089   GRIFOLS SA (HEALTH SERVICES)                                                                        27,825
        502   GRUPO FERROVIAL SA (HEAVY CONSTRUCTION OTHER THAN
                 BUILDING CONSTRUCTION CONTRACTS)<<                                                               23,077
      6,916   IBERDROLA RENOVABLES (PIPELINES)<<+                                                                 30,219
     29,230   IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                   296,946
      4,151   IBERIA LINEAS AEREAS DE ESPANA SA (TRANSPORTATION BY
                 AIR)                                                                                             10,104
        781   INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)<<                                                                            18,611
      1,859   INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY
                 STORES)<<                                                                                        78,661
      5,504   MAPFRE SA (INSURANCE CARRIERS)                                                                      24,060
        655   PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING &
                 ALLIED INDUSTRIES)<<                                                                              4,423
        913   RED ELECTRICA DE ESPANA (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        46,491
      6,396   REPSOL YPF SA (OIL & GAS EXTRACTION)                                                               189,551
        564   SACYR VALLEHERMOSO SA (REAL ESTATE)                                                                  9,365
     36,454   TELEFONICA SA (COMMUNICATIONS)                                                                     866,785
      3,081   UNION FENOSA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                 75,324
      1,053   ZARDOYA-OTIS SA (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              22,995
                                                                                                               3,548,309
                                                                                                          --------------
SWEDEN: 2.05%
      3,168   ALFA LAVAL AB (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    32,783
      2,687   ASSA ABLOY AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                            32,538
      5,722   ATLAS COPCO AB CLASS A (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  65,008
      3,194   ATLAS COPCO AB CLASS B (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                  32,271
      2,500   BOLIDEN AB (METAL MINING)                                                                           10,514
      2,024   ELECTROLUX AB CLASS B (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               23,679
      1,433   GETINGE AB (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    29,536
      4,480   HENNES & MAURITZ AB CLASS B (APPAREL & OTHER FINISHED
                 PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                                                 183,437
        431   HOLMEN AB CLASS B (PAPER & ALLIED PRODUCTS)                                                         14,024
          1   HUSQVARNA AB A SHARES (MACHINERY)                                                                        7
      2,230   HUSQVARNA AB B SHARES (MACHINERY)                                                                   16,773
      3,800   INVESTOR AB (HOLDING & OTHER INVESTMENT OFFICES)                                                    71,159
      1,930   LUNDIN PETROLEUM AB (OIL & GAS EXTRACTION)+                                                         16,125
        532   METRO INTERNATIONAL SA A SHARES (PRINTING, PUBLISHING &
                 ALLIED INDUSTRIES)+                                                                                 174
        433   MODERN TIMES GROUP MTG B SHARES (MEDIA)                                                             15,598
     17,859   NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                213,218
      8,592   SANDVIK AB (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY
                 & MOBILE HOME DEALERS)                                                                           91,025
      3,092   SCANIA AB CLASS B (TRANSPORTATION EQUIPMENT)                                                        38,082
      2,507   SECURITAS AB (BUSINESS SERVICES)                                                                    28,239
      4,012   SKANDINAVISKA ENSKILDA BANKEN AB CLASS A (DEPOSITORY
                 INSTITUTIONS)                                                                                    62,576
      3,340   SKANSKA AB CLASS B (HEAVY CONSTRUCTION OTHER THAN
                 BUILDING CONSTRUCTION CONTRACTS)                                                                 38,017
      3,240   SKF AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                            41,392
      1,592   SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL
                 PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                       25,315
        675   SSAB SVENSKT STAL AB B SHARES (FABRICATED METAL
                 PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                        9,326
      4,777   SVENSKA CELLULOSA AB CLASS B (PAPER & ALLIED PRODUCTS)                                              50,605
      3,914   SVENSKA HANDELSBANKEN AB CLASS A (DEPOSITORY
                 INSTITUTIONS)                                                                                    87,659
      3,300   SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                               43,143
      2,125   SWEDISH MATCH AB (TOBACCO PRODUCTS)                                                                 37,146

                  132 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
SWEDEN (continued)
      2,496   TELE2 AB (COMMUNICATIONS)                                                                   $       28,485
     25,587   TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                           242,998
     18,911   TELIASONERA AB (COMMUNICATIONS)                                                                    107,471
      9,595   VOLVO AB CLASS B (TRANSPORTATION EQUIPMENT)                                                         86,687
                                                                                                               1,775,010
                                                                                                          --------------
SWITZERLAND: 7.69%
     19,001   ABB LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                   368,210
        893   ACTELION LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                      46,015
      1,038   ADECCO SA (BUSINESS SERVICES)                                                                       45,092
        658   ARYZTA AG (FOOD & KINDRED PRODUCTS)+                                                                26,631
        437   BALOISE HOLDING AG (INSURANCE AGENTS, BROKERS &
                 SERVICE)                                                                                         29,836
      4,448   COMPAGNIE FINANCIERE RICHEMONT SA (GENERAL MERCHANDISE
                 STORES)                                                                                         196,528
      9,036   CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           421,999
        383   EFG INTERNATIONAL (BANKING)                                                                         11,058
        325   GEBERIT AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY
                 & MOBILE HOME DEALERS)                                                                           39,857
         54   GIVAUDAN (CHEMICALS & ALLIED PRODUCTS)                                                              45,104
      1,777   HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                               130,239
      1,790   JULIUS BAER HOLDING AG (DEPOSITORY INSTITUTIONS)                                                    89,018
        442   KUEHNE & NAGEL INTERNATIONAL AG (TRANSPORTATION
                 SERVICES)                                                                                        29,491
          7   LINDT & SPRUENGLI AG (FOOD & KINDRED PRODUCTS)                                                      17,068
      1,412   LOGITECH INTERNATIONAL SA (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)+                                                                 32,231
        396   LONZA GROUP AG (CHEMICALS & ALLIED PRODUCTS)                                                        49,687
     33,353   NESTLE SA (FOOD & KINDRED PRODUCTS)                                                              1,441,435
        979   NOBEL BIOCARE HOLDING AG (MEDICAL PRODUCTS)                                                         32,746
     20,189   NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                        1,062,942
         51   OC OERLIKON CORPORATION AG (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                       10,102
        214   PARGESA HOLDING SA (HOLDING & OTHER INVESTMENT OFFICES)                                             18,418
        402   PHONAK HOLDING AG (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    26,209
      5,961   ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                   933,146
        417   SCHINDLER HOLDING AG (BUILDING MATERIALS, HARDWARE,
                 GARDEN SUPPLY & MOBILE HOME DEALERS)                                                             25,103
         40   SGS SOCIETE GENERALE DE SURVEILLANCE HOLDING SA
                 (BUSINESS SERVICES)                                                                              47,076
      5,689   STMICROELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               57,688
         69   STRAUMANN HOLDING AG (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    19,118
        231   SULZER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                       24,578
        408   SWATCH GROUP AG (APPAREL & ACCESSORY STORES)                                                        13,671
        267   SWATCH GROUP AG CLASS B (APPAREL & ACCESSORY STORES)                                                49,284
        295   SWISS LIFE HOLDING (INSURANCE CARRIERS)                                                             42,830
      3,072   SWISS REINSURANCE (INSURANCE CARRIERS)                                                             170,513
        191   SWISSCOM AG (COMMUNICATIONS)                                                                        56,921
        909   SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                          191,694
        495   SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING
                 INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                    68,479
     24,938   UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
                 & SERVICES)                                                                                     426,249
      1,256   ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                  347,812
                                                                                                               6,644,078
                                                                                                          --------------
UNITED KINGDOM: 19.91%
      3,447   3I GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                   43,645
      1,551   ACERGY SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT
                 & RELATED SERVICES)                                                                              15,679
      3,002   ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                  14,636
      2,733   AMEC PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                              31,348
     11,418   ANGLO AMERICAN PLC (METAL MINING)                                                                  385,706
      3,360   ANTOFAGASTA PLC (MINING & QUARRYING OF NONMETALLIC
                 MINERALS, EXCEPT FUELS)                                                                          24,408
      3,255   ASSOCIATED BRITISH FOODS PLC (FOOD & KINDRED PRODUCTS)                                              41,305
     12,356   ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                      540,690

                   Wells Fargo Advantage Master Portfolios 133


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
UNITED KINGDOM (continued)
     23,201   AVIVA PLC (INSURANCE CARRIERS)                                                              $      201,807
     30,357   BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                            223,789
      3,846   BALFOUR BEATTY PLC (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                20,897
     69,090   BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                             410,492
        674   BERKELEY GROUP HOLDINGS PLC (BUILDING
                 CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                            9,210
     28,389   BG GROUP PLC (OIL & GAS EXTRACTION)                                                                514,862
     18,727   BHP BILLITON PLC (COAL MINING)                                                                     424,243
    159,760   BP PLC (OIL & GAS EXTRACTION)                                                                    1,330,522
      4,818   BRITISH AIRWAYS PLC (TRANSPORTATION BY AIR)                                                         14,699
     13,036   BRITISH AMERICAN TOBACCO PLC (TOBACCO PRODUCTS)                                                    425,588
      8,727   BRITISH ENERGY GROUP PLC (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                       118,589
      4,313   BRITISH LAND COMPANY PLC (REAL ESTATE)                                                              58,176
      9,708   BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                       72,226
     67,315   BT GROUP PLC (COMMUNICATIONS)                                                                      195,149
      2,726   BUNZL PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                  32,070
      3,441   BURBERRY GROUP PLC (APPAREL & OTHER FINISHED PRODUCTS
                 MADE FROM FABRICS & SIMILAR MATERIALS)                                                           24,331
     11,417   CADBURY PLC (FOOD & KINDRED PRODUCTS)                                                              115,471
      1,092   CAIRN ENERGY PLC (OIL & GAS EXTRACTION)+                                                            40,758
      5,382   CAPITA GROUP PLC (PERSONAL SERVICES)                                                                66,979
      1,351   CARNIVAL PLC (WATER TRANSPORTATION)                                                                 40,266
      3,304   CARPHONE WAREHOUSE PLC (ELECTRONICS)                                                                10,204
        114   CATTLES PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                       159
     31,056   CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                   174,744
      9,694   COBHAM PLC (TRANSPORTATION BY AIR)                                                                  32,953
     15,622   COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                         96,888
      2,419   DAILY MAIL & GENERAL TRUST CLASS A NV (COMMUNICATIONS)                                              13,960
     22,028   DIAGEO PLC (FOOD & KINDRED PRODUCTS)                                                               375,784
      2,828   DRAX GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                  38,078
      4,158   ENTERPRISE INNS PLC (EATING & DRINKING PLACES)                                                      13,427
      4,103   FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                            39,170
     18,679   FRIENDS PROVIDENT PLC (INSURANCE CARRIERS)                                                          31,769
      5,604   GKN PLC (TRANSPORTATION EQUIPMENT)                                                                  19,904
     46,412   GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                1,005,404
     10,799   GROUP 4 SECURICOR PLC (SOCIAL SERVICES)                                                             39,051
      2,367   HAMMERSON PLC (REAL ESTATE)                                                                         41,730
     11,959   HAYS PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                 17,317
     44,725   HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                 101,471
      7,274   HOME RETAIL GROUP (GENERAL MERCHANDISE STORES)                                                      30,655
    101,868   HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                      1,648,039
      4,229   ICAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                       27,277
      2,692   IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    18,164
      8,763   IMPERIAL TOBACCO GROUP PLC (TOBACCO PRODUCTS)                                                      281,297
      3,789   INCHCAPE PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                    12,799
      2,104   INTERCONTINENTAL HOTELS GROUP PLC (HOTELS, ROOMING
                 HOUSES, CAMPS & OTHER LODGE PLACES)                                                              26,066
     13,376   INTERNATIONAL POWER PLC (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        86,551
      6,793   INVENSYS PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                               25,240
      3,166   INVESTEC PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                   17,299
     27,062   ITV PLC (COMMUNICATIONS)                                                                            20,323
      8,675   J SAINSBURY PLC (FOOD & KINDRED PRODUCTS)                                                           54,406
      1,757   JOHNSON MATTHEY PLC (CHEMICALS & ALLIED PRODUCTS)                                                   42,743
      1,806   KAZAKHMYS PLC (METAL MINING)                                                                        18,966
     19,927   KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN
                 SUPPLY & MOBILE HOME DEALERS)                                                                    47,505
      5,037   LADBROKERS PLC (AMUSEMENT & RECREATION SERVICES)                                                    17,010
      3,975   LAND SECURITIES GROUP PLC (REAL ESTATE)                                                             89,777
     50,440   LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                      91,030

                   134 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
UNITED KINGDOM (continued)
      2,075   LIBERTY INTERNATIONAL PLC (REAL ESTATE)                                                     $       35,880
        248   LIGHTHOUSE CALEDONIA ASA (FISHING, HUNTING & TRAPPING)+                                                165
     48,726   LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                     195,794
     11,585   LOGICACMG PLC (BUSINESS SERVICES)                                                                   22,666
      1,222   LONDON STOCK EXCHANGE GROUP PLC (FINANCIAL)                                                         19,357
      1,303   LONMIN PLC (METAL MINING)                                                                           53,291
     14,475   MAN GROUP PLC (BUSINESS SERVICES)                                                                   88,454
     14,241   MARKS & SPENCER GROUP PLC (GENERAL MERCHANDISE STORES)                                              52,017
      5,356   MEGGITT PLC (TRANSPORTATION BY AIR)                                                                 18,022
      3,037   MONDI PLC (PAPER & ALLIED PRODUCTS)                                                                 14,172
      1,033   NATIONAL EXPRESS GROUP PLC (TRANSPORTATION SERVICES)                                                14,937
     21,550   NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                              273,535
      1,677   NEXT PLC (APPAREL & ACCESSORY STORES)                                                               30,921
     44,416   OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                 62,170
      6,888   PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                              74,623
      2,399   PERSIMMON PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS
                 & OPERATIVE BUILDERS)                                                                            17,456
     21,129   PRUDENTIAL PLC (INSURANCE CARRIERS)                                                                192,656
      2,249   PUNCH TAVERNS PLC (EATING & DRINKING PLACES)                                                         5,500
      5,218   RECKITT BENCKISER GROUP (CHEMICALS & ALLIED PRODUCTS)                                              252,993
      9,296   REED ELSEVIER PLC (COMMUNICATIONS)                                                                  92,567
     15,414   RENTOKIL INITIAL PLC (COMMUNICATIONS)                                                               19,124
      5,258   REXAM PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                  37,357
      8,469   RIO TINTO PLC (METAL MINING)                                                                       531,506
     15,377   ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                          93,108
    140,284   ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                         452,543
      7,120   ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                               205,628
     23,245   ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                               653,015
      7,617   SABMILLER PLC (EATING & DRINKING PLACES)                                                           148,719
     10,677   SAGE GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                              37,398
        985   SCHRODERS PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                  18,171
      7,598   SCOTTISH & SOUTHERN ENERGY PLC (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                      193,336
      3,712   SEGRO PLC (REAL ESTATE)                                                                             27,987
      3,879   SERCO GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                          25,298
      1,933   SEVERN TRENT PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                46,903
      4,665   SHIRE LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                         73,768
        971   SIGNET JEWELERS LIMITED (APPAREL & ACCESSORY STORES)                                                19,327
      7,397   SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                    78,123
      3,232   SMITHS GROUP PLC (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               58,613
      4,401   STAGECOACH GROUP PLC (TRANSPORTATION SERVICES)                                                      20,000
     12,267   STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                   301,835
     19,298   STANDARD LIFE PLC (INSURANCE AGENTS, BROKERS & SERVICE)                                             84,129
      3,873   TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                           26,607
      8,802   TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                 5,703
     67,820   TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                471,685
      3,885   THOMAS COOK GROUP PLC (TRANSPORTATION SERVICES)                                                     15,415
      1,657   THOMSON REUTERS PLC (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               37,031
      7,217   TOMKINS PLC (BUSINESS SERVICES)                                                                     20,150
      4,645   TUI TRAVEL PLC (HOTELS, ROOMING HOUSES, CAMPS & OTHER
                 LODGE PLACES)                                                                                    17,961
      6,134   TULLOW OIL PLC (OIL & GAS EXTRACTION)                                                               78,425
     11,211   UNILEVER PLC (FOOD & KINDRED PRODUCTS)                                                             304,831
      2,075   UNITED BUSINESS MEDIA LIMITED (COMMUNICATIONS)                                                      18,278
      6,043   UNITED UTILITIES GROUP PLC (ELECTRIC, GAS & SANITARY
                 SERVICES)                                                                                        74,995
      1,228   VEDANTA RESOURCES PLC (METAL MINING)                                                                25,739
    450,844   VODAFONE GROUP PLC (COMMUNICATIONS)                                                                995,652
      1,498   WHITBREAD PLC (EATING & DRINKING PLACES)                                                            28,333
      2,951   WILLIAM HILL PLC (AMUSEMENT & RECREATION SERVICES)                                                  12,444

                   Wells Fargo Advantage Master Portfolios 135


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
UNITED KINGDOM (continued)
     21,268   WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED
                 PRODUCTS)                                                                                $       98,904
      5,416   WOLSELEY PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                    40,937
      9,400   WPP GROUP PLC (BUSINESS SERVICES)                                                                   76,032
      5,415   XSTRATA PLC (DIVERSIFIED MINING)                                                                   168,730
                                                                                                              17,205,617
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $81,746,776)                                                                        84,050,452
                                                                                                          --------------

                                                                                             EXPIRATION
                                                                                                DATE
                                                                                             ----------
WARRANTS: 0.00%
      4,000   DOWA MINING WARRANTS+                                                          01/29/2010              826
TOTAL WARRANTS (COST $0)                                                                                             826
                                                                                                          --------------
PREFERRED STOCKS: 0.02%
        414   BAYERISCHE MOTOREN WERKE AG PREFERRED                                                               12,697
TOTAL PREFERRED STOCKS (COST $19,600)                                                                             12,697
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 1.85%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.85%
  1,602,052   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                 1,602,052
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $1,602,052)                                                      1,602,052
                                                                                                          --------------
SHORT-TERM INVESTMENTS: 0.40%
    345,298   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                       345,298
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $345,298)                                                                     345,298
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $83,713,726)*                                                       99.54%                          $   86,011,325
OTHER ASSETS AND LIABILITIES, NET                                          0.46                                  394,384
                                                                         ------                           --------------
TOTAL NET ASSETS                                                         100.00%                          $   86,405,709
                                                                         ------                           --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $345,298.

* Cost for federal income tax purposes is $84,040,085 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                 $ 13,389,513
Gross unrealized depreciation                  (11,418,273)
                                              ------------
Net unrealized appreciation (depreciation)    $  1,971,240

The accompanying notes are an integral part of these financial statements.

                  136 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 91.35%
AUSTRALIA: 5.92%
    356,700   AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                    $    1,568,562
    448,500   AWB LIMITED (AGRICULTURAL SERVICES)                                                              1,001,863
    404,900   BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING
                 INDUSTRIES)                                                                                   2,386,322
    493,200   BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                         2,448,944
    228,400   CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                             457,646
  1,718,600   GOODMAN FIELDER LIMITED (DURABLE GOODS - CONSUMER)                                               1,949,571
    574,800   METCASH LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                  1,840,000
    700,300   MINCOR RESOURCES NL (METAL MINING)<<                                                               702,060
     88,400   NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY
                 INSTITUTIONS)                                                                                 1,784,130
    845,300   PERILYA LIMITED (METAL MINING)<<                                                                   203,659
    894,000   QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                           2,279,150
    414,900   SALLY MALAY MINING LIMITED (METAL MINING)                                                          489,321
    210,400   TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION
                 SERVICES)                                                                                     1,382,262
                                                                                                              18,493,490
                                                                                                          --------------
AUSTRIA: 0.39%
     39,300   VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                         1,228,057
                                                                                                          --------------
BELGIUM: 0.82%
      7,700   DEXIA SA (DEPOSITORY INSTITUTIONS)<<                                                                84,110
     99,600   FORTIS (DEPOSITORY INSTITUTIONS)                                                                   615,325
     37,000   TESSENDERLO CHEMIE NV (CHEMICALS & ALLIED PRODUCTS)                                              1,852,914
                                                                                                               2,552,349
                                                                                                          --------------
DENMARK: 1.31%
     44,400   DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                        1,069,042
    110,600   H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                    2,102,755
     19,850   NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           934,813
                                                                                                               4,106,610
                                                                                                          --------------
FINLAND: 0.72%
     51,800   RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                       1,035,226
     82,700   TIETOENATOR OYJ (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                           1,217,309
                                                                                                               2,252,535
                                                                                                          --------------
FRANCE: 9.45%
        730   ARKEMA (OIL & GAS EXTRACTION)                                                                       26,950
     64,300   BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                         6,137,901
     32,800   COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE
                 PRODUCTS)                                                                                     1,696,689
     17,400   COMPAGNIE GENERALE DES ETABLISSEMENTS MICHELIN (RUBBER &
                 MISCELLANEOUS PLASTICS PRODUCTS)                                                              1,127,036
     74,700   CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                     1,438,707
     21,200   PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)                                                                                       797,885
     27,600   RALLYE SA (GENERAL MERCHANDISE STORES)                                                             809,145
     21,400   RENAULT SA (TRANSPORTATION EQUIPMENT)                                                            1,363,805
     92,500   SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                            1,618,804
     83,700   SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                  5,502,888
      4,300   SCOR SE (INSURANCE AGENTS, BROKERS & SERVICE)                                                       80,706
     17,600   SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                       1,580,998
     58,900   TOTAL SA (OIL & GAS EXTRACTION)                                                                  3,578,162
     54,100   VALEO SA (TRANSPORTATION EQUIPMENT)                                                              1,637,157
     68,000   VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                            2,131,843
                                                                                                              29,528,676
                                                                                                          --------------

                  Wells Fargo Advantage Master Portfolios 137


Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
GERMANY: 8.22%
      2,825   ALLIANZ SE (INSURANCE CARRIERS)                                                             $      387,302
     99,900   BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                            4,762,869
     72,500   BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS &
                 GASOLINE SERVICE STATIONS)                                                                    2,810,150
     61,100   DAIMLER AG (TRANSPORTATION EQUIPMENT)                                                            3,033,787
     20,100   DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                       1,437,891
    122,200   DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                    2,388,800
     31,000   HANNOVER RUECKVERSICHERUNG AG (INSURANCE CARRIERS)                                               1,134,540
     54,500   HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING &
                 ALLIED INDUSTRIES)                                                                              858,521
     31,800   MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE
                 CARRIERS)                                                                                     4,796,854
     29,900   NORDDEUTSCHE AFFINERIE AG (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            1,263,741
     93,800   THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                       2,816,238
                                                                                                              25,690,693
                                                                                                          --------------
GREECE: 0.12%
     10,300   DRYSHIPS INCORPORATED (WATER TRANSPORTATION)                                                       365,547
                                                                                                          --------------
HONG KONG: 1.84%
  1,133,000   CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)<<                                         1,932,558
    439,500   CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                     1,284,717
    253,500   HONGKONG ELECTRIC HOLDINGS LIMITED (ELECTRIC, GAS &
                 SANITARY SERVICES)                                                                            1,592,226
    371,500   ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER
                 TRANSPORTATION)<<                                                                               951,672
                                                                                                               5,761,173
                                                                                                          --------------
IRELAND: 0.86%
     79,300   ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                   651,885
    225,000   BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                        1,254,355
    111,500   IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT
                 INSTITUTIONS)                                                                                   781,102
                                                                                                               2,687,342
                                                                                                          --------------
ITALY: 4.42%
    266,500   ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                     2,224,653
    167,100   ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                4,429,152
    189,400   FIAT SPA (TRANSPORTATION EQUIPMENT)                                                              2,545,139
    175,000   INTESA SANPAOLO (DEPOSITORY INSTITUTIONS)                                                          962,424
    166,200   UNIONE DI BANCHE ITALIANE SCPA (DEPOSITORY INSTITUTIONS)                                         3,640,892
                                                                                                              13,802,260
                                                                                                          --------------
JAPAN: 19.74%
     24,200   ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT
                 INSTITUTIONS)                                                                                   827,064
    190,000   ADEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                  1,201,153
     96,400   ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                      754,613
    252,200   AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                               1,385,040
    244,000   ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                            1,026,608
     58,500   ASTELLAS PHARMA INCORPORATED (CHEMICALS & ALLIED
                 PRODUCTS)<<                                                                                   2,458,124
    180,000   CALSONIC KANSEI CORPORATION (TRANSPORTATION EQUIPMENT)<<                                           516,215
    315,000   CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS,
                 HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                                1,051,725
    510,000   COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                 1,209,707
    294,900   DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                       775,823
     72,500   EIZO NANAO CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            1,393,189
    171,000   FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL
                 MACHINERY & COMPUTER EQUIPMENT)                                                                 866,178
     57,700   HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT
                 INSTITUTIONS)                                                                                   702,585
     45,800   HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                           1,389,241
     40,300   JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)                                             1,249,952
        400   KDDI CORPORATION (COMMUNICATIONS)                                                                2,265,868
    319,000   MARUBENI CORPORATION (BUSINESS SERVICES)                                                         1,446,023

                   138 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
JAPAN (continued)
    154,000   MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME
                 FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                               $    2,654,886
     64,100   MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                       1,337,136
     97,000   MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                         1,204,189
    599,000   MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                          1,398,113
     55,500   NIFCO INCORPORATED (RUBBER & MISCELLANEOUS PLASTICS
                 PRODUCTS)                                                                                       975,225
    213,000   NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT
                 TRANSPORTATION & WAREHOUSING)                                                                   950,880
    406,500   NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS
                 EXTRACTION)                                                                                   1,637,393
    303,300   NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)<<                                                  1,527,324
      1,000   NIPPON TELEGRAPH & TELEPHONE CORPORATION
                 (COMMUNICATIONS)                                                                              4,463,447
    349,600   NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS &
                 GASOLINE SERVICE STATIONS)<<                                                                  2,363,919
      2,900   NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                         4,642,022
    164,400   OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            2,551,868
    211,000   RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                            2,966,864
     40,000   RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                              828,118
    337,000   SANKEN ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER
                 ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)<<                                                                                  1,422,515
    384,000   SANWA HOLDINGS CORPORATION (BUILDING MATERIALS,
                 HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                                1,450,358
     19,400   SFCG COMPANY LIMITED (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)<<                                                                883,391
     94,500   SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                       920,398
    147,000   SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED
                 PRODUCTS)                                                                                       628,665
    321,800   SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS,
                 DEALERS, EXCHANGES & SERVICES)                                                                3,000,415
    234,000   TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                              921,742
     56,800   TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE
                 SERVICE STATIONS)<<                                                                           2,428,343
                                                                                                              61,676,319
                                                                                                          --------------
NETHERLANDS: 2.20%
    286,300   AEGON NV (INSURANCE CARRIERS)                                                                    2,532,979
    137,300   ING GROEP NV (FINANCIAL SERVICES)                                                                2,943,401
     47,800   ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING &
                 RELATED INDUSTRIES)                                                                           1,408,289
                                                                                                               6,884,669
                                                                                                          --------------
NORWAY: 1.50%
    170,500   CERMAQ ASA (FOOD & KINDRED PRODUCTS)                                                             1,108,706
    177,600   DNB NOR ASA (DEPOSITORY INSTITUTIONS)                                                            1,377,785
     63,600   NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                             430,268
     74,100   STATOILHYDRO ASA (PETROLEUM REFINING & RELATED
                 INDUSTRIES)                                                                                   1,760,862
                                                                                                               4,677,621
                                                                                                          --------------
PORTUGAL: 0.65%
    164,702   BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                2,042,243
                                                                                                          --------------
SINGAPORE: 0.97%
    606,490   MOBILONE LIMITED (COMMUNICATIONS)                                                                  778,081
    787,000   NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)<<                                            1,003,689
    126,000   SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                             1,265,783
                                                                                                               3,047,553
                                                                                                          --------------
SPAIN: 4.30%
     75,800   BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY
                 INSTITUTIONS)                                                                                 1,225,738
    409,900   BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY
                 INSTITUTIONS)                                                                                 6,146,156
    138,100   REPSOL YPF SA (OIL & GAS EXTRACTION)                                                             4,092,709
     82,400   TELEFONICA SA (COMMUNICATIONS)                                                                   1,959,267
                                                                                                              13,423,870
                                                                                                          --------------

                  Wells Fargo Advantage Master Portfolios 139


Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
SWEDEN: 1.83%
     87,600   ELECTROLUX AB CLASS B (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)<<                                     $    1,024,825
    121,000   NORDEA AB (DEPOSITORY INSTITUTIONS)                                                              1,444,612
     70,500   SVENSKA HANDELSBANKEN AB CLASS A (DEPOSITORY
                 INSTITUTIONS)                                                                                 1,578,934
     22,200   SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                              290,232
    151,400   VOLVO AB CLASS B (TRANSPORTATION EQUIPMENT)                                                      1,367,833
                                                                                                               5,706,436
                                                                                                          --------------
SWITZERLAND: 6.64%
     34,200   BALOISE HOLDING AG (INSURANCE AGENTS, BROKERS & SERVICE)                                         2,334,997
    209,944   CLARIANT AG (CHEMICALS & ALLIED PRODUCTS)                                                        2,044,485
     87,400   CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                         4,081,752
      3,700   GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)                                                      1,330,678
     19,900   NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                        1,047,726
      3,700   RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                  1,125,930
      9,000   SWISSCOM AG (COMMUNICATIONS)                                                                     2,682,151
      2,000   VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                     377,322
      7,800   VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                         1,258,332
     16,100   ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                4,458,421
                                                                                                              20,741,794
                                                                                                          --------------
UNITED KINGDOM: 19.45%
    175,800   ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                 857,098
    376,000   AMLIN PLC (INSURANCE CARRIERS)                                                                   2,151,494
    125,700   ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                    5,500,541
    220,500   AVIVA PLC (INSURANCE CARRIERS)                                                                   1,917,950
    268,700   BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                           1,596,456
    791,800   BP PLC (OIL & GAS EXTRACTION)                                                                    6,594,310
    332,100   BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                 1,085,899
  1,016,100   BT GROUP PLC (COMMUNICATIONS)                                                                    2,945,711
    533,000   CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 2,999,046
    181,087   DRAX GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                               2,438,243
    390,000   DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                             756,325
    569,500   GKN PLC (TRANSPORTATION EQUIPMENT)                                                               2,022,750
    126,800   GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                2,746,815
    184,200   GREENE KING PLC (FOOD & KINDRED PRODUCTS)                                                        1,514,533
    298,900   HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                 678,134
    242,900   IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                 1,638,900
    172,200   JJB SPORTS PLC (APPAREL & ACCESSORY STORES)                                                        137,311
    295,800   LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                   1,188,606
    539,900   MARSTON'S PLC (EATING & DRINKING PLACES)                                                         1,525,385
    237,100   NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                       272,544
  1,123,200   OLD MUTUAL PLC (INSURANCE CARRIERS)                                                              1,572,157
    315,100   PREMIER FOODS PLC (WHOLESALE TRADE-DURABLE GOODS)                                                  423,050
    652,900   ROYAL & SUN ALLIANCE INSURANCE GROUP PLC (INSURANCE
                 CARRIERS)                                                                                     1,745,610
    261,478   ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY
                 INSTITUTIONS)                                                                                   843,500
    264,000   ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                             7,416,472
     23,500   SPECTRIS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                         281,035
    319,900   TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                        2,197,697
          1   TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL
                 CONTRACTORS & OPERATIVE BUILDERS)                                                                     0
    566,200   TOMKINS PLC (BUSINESS SERVICES)                                                                  1,580,873
  1,181,894   VODAFONE GROUP PLC (COMMUNICATIONS)                                                              2,610,118
    223,600   WH SMITH PUBLIC LIMITED CORPORATION (COMMUNICATIONS)                                             1,522,538
                                                                                                              60,761,101
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $378,827,425)                                                                      285,430,338
                                                                                                          --------------

                  140 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008


INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COLLATERAL FOR SECURITIES LENDING: 4.37%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 4.37%
 13,647,927   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                            $   13,647,927
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $13,647,927)                                                    13,647,927
                                                                                                          --------------
SHORT-TERM INVESTMENTS: 5.55%
 17,359,667   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                    17,359,667
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $17,359,667)                                                               17,359,667
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES (COST $409,835,019)*                     101.27%                          $  316,437,932
OTHER ASSETS AND LIABILITIES, NET                                         (1.27)                              (3,976,907)
                                                                         ------                           --------------
TOTAL NET ASSETS                                                         100.00%                          $  312,461,025
                                                                         ------                           --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $17,359,667.

* Cost for federal income tax purposes is $409,952,518 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  4,581,476
Gross unrealized depreciation                 (98,096,062)
                                             ------------
Net unrealized appreciation (depreciation)   $(93,514,586)

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 141


Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 97.05%
APPAREL & ACCESSORY STORES: 1.64%
    134,390   GAP INCORPORATED<<                                                                          $    2,389,454
                                                                                                          --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
   DEALERS: 1.21%
     30,870   SHERWIN-WILLIAMS COMPANY                                                                         1,764,529
                                                                                                          --------------
BUSINESS SERVICES: 8.69%
    113,300   ACTIVISION BLIZZARD INCORPORATED+                                                                1,748,219
     59,380   ADOBE SYSTEMS INCORPORATED                                                                       2,343,729
     86,070   CA INCORPORATED                                                                                  1,717,957
     78,060   JUNIPER NETWORKS INCORPORATED+                                                                   1,644,724
      6,470   MASTERCARD INCORPORATED CLASS A                                                                  1,147,325
    113,110   ORACLE CORPORATION+                                                                              2,297,264
     89,800   SYMANTEC CORPORATION+                                                                            1,758,284
                                                                                                              12,657,502
                                                                                                          --------------
CHEMICALS & ALLIED PRODUCTS: 12.79%
     52,330   ABBOTT LABORATORIES                                                                              3,013,161
     29,220   AMGEN INCORPORATED+                                                                              1,731,869
     46,890   AVON PRODUCTS INCORPORATED                                                                       1,949,217
     36,200   BIOGEN IDEC INCORPORATED+                                                                        1,820,498
      6,630   CF INDUSTRIES HOLDINGS INCORPORATED                                                                606,380
     33,390   JOHNSON & JOHNSON                                                                                2,313,259
     19,510   MONSANTO COMPANY                                                                                 1,931,100
     20,920   MOSAIC COMPANY                                                                                   1,422,978
    101,510   PFIZER INCORPORATED                                                                              1,871,844
     28,330   PROCTER & GAMBLE COMPANY                                                                         1,974,318
                                                                                                              18,634,624
                                                                                                          --------------
COAL MINING: 0.95%
     30,670   PEABODY ENERGY CORPORATION                                                                       1,380,150
                                                                                                          --------------
COMMUNICATIONS: 2.90%
     56,100   AMERICAN TOWER CORPORATION CLASS A                                                               2,017,917
     84,620   DIRECTV GROUP INCORPORATED<<                                                                     2,214,505
                                                                                                               4,232,422
                                                                                                          --------------
DEPOSITORY INSTITUTIONS: 4.35%
    108,010   HUDSON CITY BANCORP INCORPORATED<<                                                               1,992,785
     30,790   NORTHERN TRUST CORPORATION                                                                       2,223,038
     86,180   WESTERN UNION COMPANY                                                                            2,126,061
                                                                                                               6,341,884
                                                                                                          --------------
EATING & DRINKING PLACES: 1.24%
     29,330   MCDONALD'S CORPORATION                                                                           1,809,661
                                                                                                          --------------
EDUCATIONAL SERVICES: 1.43%
     35,210   APOLLO GROUP INCORPORATED CLASS A+                                                               2,087,953
                                                                                                          --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.12%
    128,020   EL PASO CORPORATION                                                                              1,633,535
                                                                                                          --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT: 9.87%
     50,270   AMPHENOL CORPORATION CLASS A                                                                     2,017,838
     64,620   ANALOG DEVICES INCORPORATED                                                                      1,702,737
     84,170   BROADCOM CORPORATION CLASS A+                                                                    1,568,087

                  142 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
   COMPUTER EQUIPMENT (continued)
     49,820   EMERSON ELECTRIC COMPANY                                                                     $   2,032,158
      7,770   FIRST SOLAR INCORPORATED+                                                                        1,467,831
    166,350   MARVELL TECHNOLOGY GROUP LIMITED+                                                                1,547,055
     45,700   QUALCOMM INCORPORATED                                                                            1,963,729
     89,080   XILINX INCORPORATED                                                                              2,088,926
                                                                                                              14,388,361
                                                                                                          --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.75%
     66,990   ACCENTURE LIMITED CLASS A                                                                        2,545,620
                                                                                                          --------------
FOOD & KINDRED PRODUCTS: 2.71%
     23,170   BUNGE LIMITED<<                                                                                  1,463,881
     36,060   GENERAL MILLS INCORPORATED                                                                       2,478,043
                                                                                                               3,941,924
                                                                                                          --------------
FOOD STORES: 1.38%
     73,300   KROGER COMPANY                                                                                   2,014,284
                                                                                                          --------------
GENERAL MERCHANDISE STORES: 1.35%
     64,280   TJX COMPANIES INCORPORATED<<                                                                     1,961,826
                                                                                                          --------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 1.14%
     46,080   FOSTER WHEELER LIMITED                                                                           1,663,949
                                                                                                          --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 7.49%
     32,760   FMC TECHNOLOGIES INCORPORATED<<+                                                                 1,524,978
     57,630   GAMESTOP CORPORATION CLASS A+                                                                    1,971,522
     46,810   HEWLETT-PACKARD COMPANY                                                                          2,164,494
     27,500   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                      3,216,402
     14,190   NATIONAL OILWELL VARCO INCORPORATED+                                                               712,764
     17,250   SPX CORPORATION                                                                                  1,328,250
                                                                                                              10,918,410
                                                                                                          --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.40%
     81,220   UNUMPROVIDENT CORPORATION                                                                        2,038,622
                                                                                                          --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS: 4.38%
     22,000   C.R. BARD INCORPORATED<<                                                                         2,087,140
     38,340   COVIDIEN LIMITED                                                                                 2,061,158
     40,670   THERMO FISHER SCIENTIFIC INCORPORATED+                                                           2,236,850
                                                                                                               6,385,148
                                                                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES: 2.72%
     49,700   ST. JUDE MEDICAL INCORPORATED                                                                    2,161,453
     31,500   VARIAN MEDICAL SYSTEMS INCORPORATED                                                              1,799,595
                                                                                                               3,961,048
                                                                                                          --------------
MEDICAL MANAGEMENT SERVICES: 1.37%
     26,950   EXPRESS SCRIPTS INCORPORATED+                                                                    1,989,449
                                                                                                          --------------
MEDICAL PRODUCTS: 1.25%
     27,720   BAXTER INTERNATIONAL INCORPORATED                                                                1,819,264
                                                                                                          --------------
METAL MINING: 0.39%
     10,770   CLEVELAND-CLIFFS INCORPORATED                                                                      570,164
                                                                                                          --------------

                  Wells Fargo Advantage Master Portfolios 143


Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.15%
     47,700   TYCO INTERNATIONAL LIMITED                                                                  $    1,670,454
                                                                                                               1,670,454
                                                                                                          --------------
MOTION PICTURES: 1.35%
     63,890   WALT DISNEY COMPANY                                                                              1,960,784
                                                                                                          --------------
OIL & GAS EXTRACTION: 5.20%
     18,710   APACHE CORPORATION                                                                               1,951,079
     32,710   ENSCO INTERNATIONAL INCORPORATED                                                                 1,885,077
     27,500   OCCIDENTAL PETROLEUM CORPORATION                                                                 1,937,375
     59,120   SOUTHWESTERN ENERGY COMPANY                                                                      1,805,525
                                                                                                               7,579,056
                                                                                                          --------------
PAPER & ALLIED PRODUCTS: 1.14%
     63,290   INTERNATIONAL PAPER COMPANY<<                                                                    1,656,932
                                                                                                          --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.77%
     27,130   EXXON MOBIL CORPORATION                                                                          2,106,916
     23,510   HESS CORPORATION                                                                                 1,929,701
                                                                                                               4,036,617
                                                                                                          --------------
PIPELINES: 1.03%
     63,270   THE WILLIAMS COMPANIES INCORPORATED                                                              1,496,336
                                                                                                          --------------
PRIMARY METAL INDUSTRIES: 1.01%
     37,200   NUCOR CORPORATION                                                                                1,469,400
                                                                                                          --------------
RAILROAD TRANSPORTATION: 1.26%
     27,800   NORFOLK SOUTHERN CORPORATION                                                                     1,840,638
                                                                                                          --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.17%
    105,290   TD AMERITRADE HOLDING CORPORATION<<+                                                             1,705,698
                                                                                                          --------------
TOBACCO PRODUCTS: 1.39%
     42,200   PHILIP MORRIS INTERNATIONAL                                                                      2,029,820
                                                                                                          --------------
TRANSPORTATION BY AIR: 1.34%
    134,300   SOUTHWEST AIRLINES COMPANY                                                                       1,948,693
                                                                                                          --------------
TRANSPORTATION EQUIPMENT: 3.52%
     13,750   GENERAL DYNAMICS CORPORATION                                                                     1,012,274
     43,760   HONEYWELL INTERNATIONAL INCORPORATED                                                             1,818,228
     21,000   LOCKHEED MARTIN CORPORATION                                                                      2,303,070
                                                                                                               5,133,572
                                                                                                          --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.20%
     56,760   SYSCO CORPORATION                                                                                1,749,911
                                                                                                          --------------
TOTAL COMMON STOCKS(COST $157,416,959)                                                                       141,407,694
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 10.07%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.86%
    313,459   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                          313,459
    313,459   DAILY ASSETS FUND INSTITUTIONAL                                                                    313,459
    313,459   DREYFUS CASH MANAGEMENT FUND                                                                       313,459
    313,459   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                    313,459
                                                                                                               1,253,836
                                                                                                          --------------

                  144 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

                                                                                  INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                         RATE        DATE           VALUE
-----------   --------------------------------------------------------            --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: 9.21%
$   255,279   ATLANTIS ONE FUNDING CORPORATION++                                      6.75%  10/01/2008   $     255,279
    118,735   BANCO SANTANDER TOTTA LOAN+++/-                                         2.51   10/15/2008         118,730
    118,735   BANK OF IRELAND+++/-                                                    2.80   10/14/2008         118,732
  2,137,223   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $2,137,357)                                          2.25   10/01/2008       2,137,223
    121,255   CHEYNE FINANCE LLC+++/-####(a)(i)                                       2.08   02/25/2008           2,001
     93,354   CHEYNE FINANCE LLC+/-####(a)(i)                                         7.04   05/19/2008           1,540
     76,812   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED
              SECURITIES (MATURITY VALUE $76,814)                                     1.15   10/01/2008          76,812
  2,334,323   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $2,334,469)                                          2.25   10/01/2008       2,334,323
    455,394   GRYPHON FUNDING LIMITED(a)(i)                                           0.00   08/23/2009         198,415
    308,710   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)
                                                                                      2.58   10/16/2008         308,710
    252,074   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET
                 SECURITIES (MATURITY VALUE $252,121)                                 6.75   10/01/2008         252,074
  2,334,323   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $2,334,436)                               1.75   10/01/2008       2,334,323
    255,279   MATCHPOINT MASTER TRUST++                                               6.75   10/01/2008         255,279
    255,279   MONT BLANC CAPITAL CORPORATION++                                        7.50   10/01/2008         255,279
     21,966   MORGAN STANLEY+/-                                                       2.64   10/15/2008          21,966
  1,917,327   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $1,917,380)                               1.00   10/01/2008       1,917,327
    237,469   NORTHERN ROCK PLC+++/-                                                  2.52   10/03/2008         237,448
     71,241   ROYAL BANK OF CANADA                                                    0.25   10/01/2008          71,241
    232,720   ROYAL BANK OF CANADA                                                    8.00   10/01/2008         232,720
    194,725   ROYAL BANK OF CANADA                                                   10.00   10/01/2008         194,725
    128,233   ROYAL BANK OF CANADA                                                   11.00   10/01/2008         128,233
    194,725   ROYAL BANK OF CANADA                                                   12.00   10/01/2008         194,725
    255,279   STARBIRD FUNDING CORPORATION++                                          7.00   10/01/2008         255,279
    255,279   TULIP FUNDING CORPORATION++                                             6.75   10/01/2008         255,279
    118,735   UNICREDITO ITALIANO BANK (IRELAND) +++/-                                2.52   10/14/2008         118,730
    118,735   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                      2.52   10/08/2008         118,732
    255,279   VERSAILLES CP LLC++                                                     7.00   10/01/2008         255,279
    147,231   VICTORIA FINANCE LLC+++/-####(a)(i)                                     4.05   04/03/2008         113,368
    237,469   VICTORIA FINANCE LLC+++/-####(a)(i)                                     4.06   02/15/2008         182,851
    204,224   VICTORIA FINANCE LLC+++/-####(a)(i)                                     7.07   07/28/2008         157,252
    118,735   VICTORIA FINANCE LLC+++/-####(a)(i)                                     7.10   08/07/2008          91,426
    237,469   WHITE PINE FINANCE LLC+++/-####(a)(i)                                   4.01   02/22/2008         217,759

                                                                                                              13,413,060
                                                                                                          --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $14,806,609)                                                    14,666,896
                                                                                                          --------------

                  Wells Fargo Advantage Master Portfolios 145


Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
SHORT-TERM INVESTMENTS: 3.49%
   5,087,712  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                $    5,087,712
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,087,712)                                                                 5,087,712
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $177,311,280)*                                                                110.61%               $  161,162,302
OTHER ASSETS AND LIABILITIES, NET                                                   (10.61)                  (15,462,124)
                                                                                    ------                --------------
TOTAL NET ASSETS                                                                    100.00%               $  145,700,178
                                                                                    ------                --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $5,087,712.

* Cost for federal income tax purposes is $177,540,395 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  3,571,607
Gross unrealized depreciation                 (19,949,700)
                                             ------------
Net unrealized appreciation (depreciation)   $(16,378,093)

The accompanying notes are an integral part of these financial statements.

                  146 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE COMPANY GROWTH PORTFOLIO

  SHARES      SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 99.20%
APPAREL & ACCESSORY STORES: 1.67%
    496,800   KOHL'S CORPORATION<<+                                                                       $   22,892,544
                                                                                                          --------------
BIOPHARMACEUTICALS: 6.96%
    568,100   GENENTECH INCORPORATED+                                                                         50,379,108
    559,440   GENZYME CORPORATION<<+                                                                          45,253,102
                                                                                                              95,632,210
                                                                                                          --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
   DEALERS: 5.95%
    836,200   FASTENAL COMPANY<<                                                                              41,299,918
  1,706,500   LOWE'S COMPANIES INCORPORATED<<                                                                 40,426,985
                                                                                                              81,726,903
                                                                                                          --------------
BUSINESS SERVICES: 17.09%
    520,000   AUTOMATIC DATA PROCESSING INCORPORATED                                                          22,230,000
  2,195,870   EBAY INCORPORATED+                                                                              49,143,571
    167,700   GOOGLE INCORPORATED CLASS A+                                                                    67,167,204
  3,606,198   MICROSOFT CORPORATION                                                                           96,249,425
                                                                                                             234,790,200
                                                                                                          --------------
CHEMICALS & ALLIED PRODUCTS: 3.10%
    719,900   AMGEN INCORPORATED<<+                                                                           42,668,473
                                                                                                          --------------
DEPOSITORY INSTITUTIONS: 1.38%
    766,500   WESTERN UNION COMPANY<<                                                                         18,909,555
                                                                                                          --------------
E-COMMERCE/SERVICES: 1.46%
    275,200   AMAZON.COM INCORPORATED<<+                                                                      20,023,552
                                                                                                          --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 12.75%
  3,716,343   CISCO SYSTEMS INCORPORATED+                                                                     83,840,698
    788,100   LINEAR TECHNOLOGY CORPORATION<<                                                                 24,163,146
  2,322,800   NOKIA OYJ ADR                                                                                   43,320,220
    554,500   QUALCOMM INCORPORATED                                                                           23,826,865
                                                                                                             175,150,929
                                                                                                          --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 4.20%
  1,749,400   PAYCHEX INCORPORATED<<                                                                          57,782,682
                                                                                                          --------------
GENERAL MERCHANDISE STORES: 6.81%
  1,290,860   TARGET CORPORATION                                                                              63,316,683
    504,300   WAL-MART STORES INCORPORATED                                                                    30,202,527
                                                                                                              93,519,210
                                                                                                          --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.70%
  1,146,800   EMC CORPORATION+                                                                                13,715,728
  2,717,370   INTEL CORPORATION                                                                               50,896,340
                                                                                                              64,612,068
                                                                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES: 6.35%
  1,741,810   MEDTRONIC INCORPORATED                                                                          87,264,681
                                                                                                          --------------
PERSONAL SERVICES: 1.05%
    501,850   CINTAS CORPORATION<<                                                                            14,408,114
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 147


Portfolio of Investments--September 30, 2008

LARGE COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                   VALUE
-----------   --------------------------------------------------------                                    --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 21.97%
  4,018,337   CHARLES SCHWAB CORPORATION                                                                  $  104,476,762
     38,200   CME GROUP INCORPORATED                                                                          14,191,682
    460,800   FRANKLIN RESOURCES INCORPORATED                                                                 40,610,304
    716,590   GOLDMAN SACHS GROUP INCORPORATED                                                                91,723,520
    313,600   LEGG MASON INCORPORATED                                                                         11,935,616
    724,200   T. ROWE PRICE GROUP INCORPORATED<<                                                              38,896,782
                                                                                                             301,834,666
                                                                                                          --------------
TRANSPORTATION SERVICES: 3.76%
    542,800   C.H. ROBINSON WORLDWIDE INCORPORATED<<                                                          27,661,086
    687,800   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED<<                                           23,962,952
                                                                                                              51,624,038
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $1,292,625,884)                                                                  1,362,839,825
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 12.15%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.04%
  3,568,478   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                        3,568,478
  3,568,478   DAILY ASSETS FUND INSTITUTIONAL                                                                  3,568,478
  3,568,478   DREYFUS CASH MANAGEMENT FUND                                                                     3,568,478
  3,568,478   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  3,568,478
                                                                                                              14,273,912
                                                                                                          --------------

                                                                                  INTEREST    MATURITY
 PRINCIPAL                                                                          RATE        DATE
-----------                                                                       --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 11.11%
$ 2,906,147   ATLANTIS ONE FUNDING CORPORATION++                                     6.75%   10/01/2008        2,906,147
  1,351,696   BANCO SANTANDER TOTTA LOAN+++/-                                        2.51    10/15/2008        1,351,600
  1,351,696   BANK OF IRELAND+++/-                                                   2.80    10/14/2008        1,351,661
 24,330,530   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $24,332,051)                                        2.25    10/01/2008       24,330,530
  1,380,390   CHEYNE FINANCE LLC+++/-####(a)(i)                                      2.08    02/25/2008           22,776
  1,062,760   CHEYNE FINANCE LLC+/-####(a)(i)                                        7.04    05/19/2008           17,536
    874,439   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $874,467)                                                           1.15    10/01/2008          874,439
 26,574,346   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $26,576,007)                                                        2.25    10/01/2008       26,574,346
  5,184,289   GRYPHON FUNDING LIMITED(a)(i)                                          0.00    08/23/2009        2,258,795
  3,514,410   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                    2.58    10/16/2008        3,514,410
  2,869,651   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES
                 (MATURITY VALUE $2,870,189)                                         6.75    10/01/2008        2,869,651
 26,574,346   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $26,575,638)                                        1.75    10/01/2008       26,574,346
  2,906,147   MATCHPOINT MASTER TRUST++                                              6.75    10/01/2008        2,906,147
  2,906,147   MONT BLANC CAPITAL CORPORATION++                                       7.50    10/01/2008        2,906,147
    250,064   MORGAN STANLEY+/-                                                      2.64    10/15/2008          250,064
 21,827,189   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $21,827,795)                                        1.00    10/01/2008       21,827,189
  2,703,392   NORTHERN ROCK PLC+++/-                                                 2.52    10/03/2008        2,703,145
    811,018   ROYAL BANK OF CANADA                                                   0.25    10/01/2008          811,018
  2,649,324   ROYAL BANK OF CANADA                                                   8.00    10/01/2008        2,649,324
  2,216,782   ROYAL BANK OF CANADA                                                  10.00    10/01/2008        2,216,782
  1,459,832   ROYAL BANK OF CANADA                                                  11.00    10/01/2008        1,459,832
  2,216,782   ROYAL BANK OF CANADA                                                  12.00    10/01/2008        2,216,782

                  148 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE COMPANY GROWTH PORTFOLIO

                                                                                  INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                         RATE        DATE          VALUE
-----------   --------------------------------------------------------            --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$ 2,906,147    STARBIRD FUNDING CORPORATION++                                        7.00%   10/01/2008   $    2,906,147
  2,906,147    TULIP FUNDING CORPORATION++                                           6.75    10/01/2008        2,906,147
  1,351,696    UNICREDITO ITALIANO BANK (IRELAND)+++/-                               2.52    10/14/2008        1,351,639
  1,351,696    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                    2.52    10/08/2008        1,351,664
  2,906,147    VERSAILLES CP LLC++                                                   7.00    10/01/2008        2,906,147
  1,676,103    VICTORIA FINANCE LLC+++/-####(a)(i)                                   4.05     4/03/2008        1,290,599
  2,703,392    VICTORIA FINANCE LLC+++/-####(a)(i)                                   4.06    02/15/2008        2,081,612
  2,324,917    VICTORIA FINANCE LLC+++/-####(a)(i)                                   7.07    07/28/2008        1,790,186
  1,351,696    VICTORIA FINANCE LLC+++/-####(a)(i)                                   7.10    08/07/2008        1,040,806
  2,703,392    WHITE PINE FINANCE LLC+++/-####(a)(i)                                 4.01    02/22/2008        2,479,011
                                                                                                             152,696,625
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $169,380,903)                                                  166,970,537
                                                                                                          --------------
SHORT-TERM INVESTMENTS: 1.18%
 16,109,282   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                    16,109,282
TOTAL SHORT-TERM INVESTMENTS (COST $16,109,282)                                                               16,109,282
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,478,116,069)*                                                             112.53%                $1,545,919,644
OTHER ASSETS AND LIABILITIES, NET                                                  (12.53)                  (172,122,037)
                                                                                   ------                 --------------
TOTAL NET ASSETS                                                                   100.00%                $1,373,797,607
                                                                                   ------                 --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $16,109,282.

* Cost for federal income tax purposes is $1,518,529,757 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 169,769,575
Gross unrealized depreciation                 (142,379,688)
                                             -------------
Net unrealized appreciation (depreciation)   $  27,389,887

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 149


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 99.69%
AMUSEMENT & RECREATION SERVICES: 0.46%
     14,696   MULTIMEDIA GAMES INCORPORATED<<+                                                            $       63,634
     24,792   TICKETMASTER+                                                                                      266,018
     31,861   WMS INDUSTRIES INCORPORATED<<+                                                                     973,991
                                                                                                               1,303,643
                                                                                                          --------------
APPAREL & ACCESSORY STORES: 1.33%
     13,260   CHARLOTTE RUSSE HOLDING INCORPORATED+                                                              135,915
     15,327   CHILDREN'S PLACE RETAIL STORES INCORPORATED<<+                                                     511,155
     22,500   CHRISTOPHER & BANKS CORPORATION                                                                    172,575
     28,741   DRESS BARN INCORPORATED<<+                                                                         439,450
     34,842   FINISH LINE INCORPORATED CLASS A                                                                   348,072
     27,807   HOT TOPIC INCORPORATED<<+                                                                          183,804
     11,552   JOS. A. BANK CLOTHIERS INCORPORATED+                                                               388,147
     24,580   STAGE STORES INCORPORATED                                                                          335,763
      9,924   THE BUCKLE INCORPORATED<<                                                                          551,179
     18,783   THE CATO CORPORATION CLASS A                                                                       329,642
     15,736   TWEEN BRANDS INCORPORATED+                                                                         154,055
     12,701   ZUMIEZ INCORPORATED<<+                                                                             209,312
                                                                                                               3,759,069
                                                                                                          --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 0.75%
     18,425   GYMBOREE CORPORATION<<+                                                                            654,088
     11,866   MAIDENFORM BRANDS INCORPORATED+                                                                    172,176
     80,679   QUIKSILVER INCORPORATED+                                                                           463,097
     21,117   SKECHERS U.S.A. INCORPORATED CLASS A+                                                              355,399
     11,618   TRUE RELIGION APPAREL INCORPORATED<<+                                                              300,325
     10,061   VOLCOM INCORPORATED<<+                                                                             173,854
                                                                                                               2,118,939
                                                                                                          --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.10%
     10,437   LITHIA MOTORS INCORPORATED CLASS A<<                                                                44,983
     11,703   MARINEMAX INCORPORATED+                                                                             84,613
     17,825   SONIC AUTOMOTIVE INCORPORATED<<                                                                    150,800
                                                                                                                 280,396
                                                                                                          --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.30%
      8,913   MIDAS INCORPORATED+                                                                                122,643
     24,657   WRIGHT EXPRESS CORPORATION+                                                                        736,011
                                                                                                                 858,654
                                                                                                          --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.20%
      8,906   M/I HOMES INCORPORATED<<+                                                                          202,879
     73,144   STANDARD-PACIFIC CORPORATION<<+                                                                    359,137
                                                                                                                 562,016
                                                                                                          --------------
BUSINESS SERVICES: 8.36%
     33,871   AARON RENTS INCORPORATED<<                                                                         916,888
     28,076   ABM INDUSTRIES INCORPORATED                                                                        613,180
     14,392   ADMINISTAFF INCORPORATED                                                                           391,750
     36,417   ALLSCRIPTS HEALTHCARE SOLUTIONS INCORPORATED<<+                                                    453,027
     21,435   AMN HEALTHCARE SERVICES INCORPORATED+                                                              376,613
     16,856   ARBITRON INCORPORATED                                                                              753,295
      8,823   BANKRATE INCORPORATED<<+                                                                           343,303
     27,682   BLACKBAUD INCORPORATED                                                                             510,733

                   150 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
BUSINESS SERVICES (continued)
     24,750   BLUE COAT SYSTEMS INCORPORATED<<+                                                           $      351,203
     34,213   BRADY CORPORATION CLASS A                                                                        1,207,035
     19,228   CACI INTERNATIONAL INCORPORATED CLASS A+                                                           963,323
     16,817   CAPTARIS INCORPORATED+                                                                              77,526
     33,875   CIBER INCORPORATED+                                                                                236,786
     26,658   COGNEX CORPORATION                                                                                 537,425
     27,294   CONCUR TECHNOLOGIES INCORPORATED<<+                                                              1,044,268
     22,201   CSG SYSTEMS INTERNATIONAL INCORPORATED+                                                            389,184
     44,147   CYBERSOURCE CORPORATION+                                                                           711,208
     25,881   DEALERTRACK HOLDINGS INCORPORATED<<+                                                               435,836
     34,546   ECLIPSYS CORPORATION+                                                                              723,739
     37,849   EPICOR SOFTWARE CORPORATION<<+                                                                     298,629
     15,153   GERBER SCIENTIFIC INCORPORATED+                                                                    138,498
     15,050   GEVITY HR INCORPORATED                                                                             109,564
     27,283   HEALTHCARE SERVICES GROUP<<                                                                        499,002
     10,463   HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED                                                    315,459
     15,918   HMS HOLDINGS CORPORATION+                                                                          381,395
     56,554   INFORMATICA CORPORATION+                                                                           734,636
     21,953   INFOSPACE INCORPORATED+                                                                            238,190
     17,287   JDA SOFTWARE GROUP INCORPORATED+                                                                   262,935
     11,025   LOJACK CORPORATION+                                                                                 73,757
     15,578   MANHATTAN ASSOCIATES INCORPORATED+                                                                 348,013
     18,350   NETWORK EQUIPMENT TECHNOLOGY INCORPORATED<<+                                                        62,757
     19,737   OMNICELL INCORPORATED<<+                                                                           259,542
     22,528   ON ASSIGNMENT INCORPORATED+                                                                        177,521
     12,192   PCTEL INCORPORATED+                                                                                113,629
     20,435   PERFICIENT INCORPORATED<<+                                                                         135,688
     27,192   PHASE FORWARD INCORPORATED+                                                                        568,585
     17,810   PHOENIX TECHNOLOGIES LIMITED+                                                                      142,302
      9,758   PORTFOLIO RECOVERY ASSOCIATES INCORPORATED<<+                                                      474,532
     26,145   PROGRESS SOFTWARE CORPORATION+                                                                     679,509
     11,289   QUALITY SYSTEMS INCORPORATED<<                                                                     477,073
     17,488   RADIANT SYSTEMS INCORPORATED+                                                                      151,971
     14,365   RADISYS CORPORATION+                                                                               123,539
     43,315   SECURE COMPUTING CORPORATION+                                                                      237,366
      8,435   SI INTERNATIONAL INCORPORATED+                                                                     253,472
     17,680   SMITH MICRO SOFTWARE INCORPORATED<<+                                                               125,528
     33,549   SPHERION CORPORATION+                                                                              163,384
     11,509   SPSS INCORPORATED+                                                                                 337,904
      7,323   STARTEK INCORPORATED+                                                                               47,014
     13,346   STRATASYS INCORPORATED<<+                                                                          233,155
     21,219   SYKES ENTERPRISES INCORPORATED<<+                                                                  465,969
     11,801   SYNNEX CORPORATION<<+                                                                              263,634
     49,303   TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED                                                         808,569
     18,152   THE KNOT INCORPORATED<<+                                                                           151,569
     42,402   THQ INCORPORATED+                                                                                  510,520
     20,441   TRADESTATION GROUP INCORPORATED<<+                                                                 191,123
     27,567   TRUEBLUE INCORPORATED+                                                                             445,483
     51,609   UNITED ONLINE INCORPORATED                                                                         485,641
     13,323   VIAD CORPORATION                                                                                   383,569
      8,107   VOLT INFORMATION SCIENCE INCORPORATED+                                                              72,801
     28,624   WEBSENSE INCORPORATED<<+                                                                           639,746
                                                                                                              23,619,495
                                                                                                          --------------
CASINO & GAMING: 0.10%
     38,098   PINNACLE ENTERTAINMENT INCORPORATED<<+                                                             288,021
                                                                                                          --------------

                    Wells Fargo Advantage Master Portfolios 151


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
CHEMICALS & ALLIED PRODUCTS: 4.04%
     26,534   ALPHARMA INCORPORATED CLASS A+                                                              $      978,839
     15,801   ARCH CHEMICALS INCORPORATED                                                                        557,775
     17,902   ARQULE INCORPORATED<<+                                                                              57,644
     11,547   BALCHEM CORPORATION                                                                                307,958
     18,528   CAMBREX CORPORATION+                                                                               113,947
     11,924   CHATTEM INCORPORATED<<+                                                                            932,218
     35,944   CUBIST PHARMACEUTICALS INCORPORATED<<+                                                             799,035
     19,056   GEORGIA GULF CORPORATION+                                                                           47,640
     30,769   HB FULLER COMPANY<<                                                                                642,149
     44,597   IMMUCOR INCORPORATED+                                                                            1,425,320
      9,918   MANNATECH INCORPORATED<<                                                                            39,672
     21,041   MARTEK BIOSCIENCES CORPORATION+                                                                    661,108
      7,973   NEWMARKET CORPORATION                                                                              419,061
     15,816   NOVEN PHARMACEUTICALS INCORPORATED+                                                                184,731
     19,357   OM GROUP INCORPORATED<<+                                                                           435,533
     27,213   OMNOVA SOLUTIONS INCORPORATED+                                                                      54,154
     21,931   PAR PHARMACEUTICAL COMPANIES INCORPORATED+                                                         269,532
     35,058   PAREXEL INTERNATIONAL CORPORATION+                                                               1,004,762
      7,147   PENFORD CORPORATION                                                                                126,430
     19,331   PHARMERICA CORPORATION+                                                                            434,754
     59,279   POLYONE CORPORATION+                                                                               382,350
      6,742   QUAKER CHEMICAL CORPORATION                                                                        191,877
     30,521   SALIX PHARMACEUTICALS LIMITED<<+                                                                   195,640
     20,101   SCIELE PHARMA INCORPORATED+                                                                        618,910
      9,645   SURMODICS INCORPORATED<<+                                                                          303,721
     13,297   ZEP INCORPORATED                                                                                   234,559
                                                                                                              11,419,319
                                                                                                          --------------
COAL MINING: 0.50%
     26,579   PENN VIRGINIA CORPORATION<<                                                                      1,420,382
                                                                                                          --------------
COMMUNICATIONS: 1.35%
     18,974   ANIXTER INTERNATIONAL INCORPORATED<<+                                                            1,129,143
     11,761   AUDIOVOX CORPORATION CLASS A+                                                                      110,201
     32,671   BRIGHTPOINT INCORPORATED+                                                                          235,233
     56,557   FAIRPOINT COMMUNICATIONS INCORPORATED                                                              490,349
     28,057   GENERAL COMMUNICATION INCORPORATED CLASS A+                                                        259,808
     27,832   J2 GLOBAL COMMUNICATIONS INCORPORATED+                                                             649,877
     48,139   LIVE NATION INCORPORATED<<+                                                                        783,222
     20,132   NOVATEL WIRELESS INCORPORATED+                                                                     122,000
     50,732   RADIO ONE INCORPORATED CLASS D+                                                                     38,049
                                                                                                               3,817,882
                                                                                                          --------------
COMPUTERS-INTEGRATED SYSTEMS: 0.05%
     14,458   AGILYSYS INCORPORATED                                                                              145,881
                                                                                                          --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 0.98%
     49,425   CHAMPION ENTERPRISES INCORPORATED<<+                                                               274,309
     14,552   CHEMED CORPORATION                                                                                 597,505
     12,432   DREW INDUSTRIES INCORPORATED<<+                                                                    212,712
     41,517   EMCOR GROUP INCORPORATED+                                                                        1,092,727
     17,751   INSITUFORM TECHNOLOGIES INCORPORATED CLASS A<<+                                                    265,555
     16,558   MATRIX SERVICE COMPANY+                                                                            316,258
                                                                                                               2,759,066
                                                                                                          --------------

                   152 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

SHARES        SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
DEPOSITORY INSTITUTIONS: 7.41%
     11,463   ANCHOR BANCORP WISCONSIN INCORPORATED<<                                                     $       84,253
     30,636   BANK MUTUAL CORPORATION<<                                                                          347,719
      5,221   BANKATLANTIC BANCORP INCORPORATED CLASS A                                                           42,812
     36,386   BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                   318,014
     37,083   BROOKLINE BANCORP INCORPORATED<<                                                                   474,292
     17,837   CASCADE BANCORP<<                                                                                  158,571
     18,249   CENTRAL PACIFIC FINANCIAL CORPORATION<<                                                            306,766
     11,531   COLUMBIA BANKING SYSTEM INCORPORATED                                                               204,445
     19,018   COMMUNITY BANK SYSTEM INCORPORATED<<                                                               478,303
     19,792   CORUS BANKSHARES INCORPORATED+                                                                      80,158
     16,720   DIME COMMUNITY BANCSHARES                                                                          254,478
     40,323   EAST WEST BANCORP INCORPORATED                                                                     552,425
     48,195   FIRST BANCORP PUERTO RICO<<                                                                        533,037
     40,970   FIRST COMMONWEALTH FINANCIAL CORPORATION<<                                                         551,866
     20,241   FIRST FINANCIAL BANCORP<<                                                                          295,519
     13,210   FIRST FINANCIAL BANKSHARE<<                                                                        685,335
     30,866   FIRST MIDWEST BANCORP INCORPORATED                                                                 748,192
      7,564   FIRSTFED FINANCIAL CORPORATION+                                                                     59,302
     32,170   FLAGSTAR BANCORP INCORPORATED<<+                                                                    95,867
     29,866   FRONTIER FINANCIAL CORPORATION                                                                     401,100
     34,303   GLACIER BANCORP INCORPORATED<<                                                                     849,685
     14,965   HANCOCK HOLDING COMPANY<<                                                                          763,215
     23,621   HANMI FINANCIAL CORPORATION<<+                                                                     119,286
     12,135   INDEPENDENT BANK CORPORATION                                                                        75,116
     12,067   IRWIN FINANCIAL CORPORATION<<+                                                                      47,665
     15,059   JPMORGAN CHASE & COMPANY+                                                                          236,426
     14,156   NARA BANK NATIONAL ASSOCIATION                                                                     158,547
     50,604   NATIONAL PENN BANCSHARES INCORPORATED                                                              738,818
     42,052   OLD NATIONAL BANCORP<<                                                                             841,881
     17,367   PRIVATEBANCORP INCORPORATED                                                                        723,509
     26,043   PROSPERITY BANCSHARES INCORPORATED<<                                                               885,202
     21,075   PROVIDENT BANKSHARES CORPORATION                                                                   204,638
     21,906   SIGNATURE BANK+                                                                                    764,081
     46,269   SOUTH FINANCIAL GROUP INCORPORATED<<                                                               339,152
     11,428   STERLING BANCORPORATION (NEW YORK)<<                                                               165,249
     46,489   STERLING BANCSHARES INCORPORATED (TEXAS)                                                           485,810
     33,078   STERLING FINANCIAL CORPORATION                                                                     479,631
     54,666   SUSQUEHANNA BANCSHARES INCORPORATED                                                              1,067,080
     48,190   TRUSTCO BANK CORPORATION NEW YORK SHARES<<                                                         564,305
     70,178   UCBH HOLDINGS INCORPORATED                                                                         449,841
     18,722   UMB FINANCIAL CORPORATION                                                                          983,279
     38,179   UMPQUA HOLDINGS CORPORATION                                                                        561,613
     23,921   UNITED BANKSHARES INCORPORATED<<                                                                   837,235
     25,628   UNITED COMMUNITY BANKS INCORPORATED<<                                                              339,831
     40,646   WHITNEY HOLDING CORPORATION<<                                                                      985,666
     12,324   WILSHIRE BANCORP INCORPORATED                                                                      149,983
     15,016   WINTRUST FINANCIAL CORPORATION<<                                                                   440,720
                                                                                                              20,929,918
                                                                                                          --------------
DURABLE GOODS - CONSUMER: 0.03%
     13,077   STURM, RUGER & COMPANY INCORPORATED+                                                                90,754
                                                                                                          --------------
EATING & DRINKING PLACES: 1.71%
     15,585   CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                             200,579
     14,071   CBRL GROUP INCORPORATED                                                                            370,067
     14,385   CEC ENTERTAINMENT INCORPORATED+                                                                    477,582

                   Wells Fargo Advantage Master Portfolios 153


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

SHARES        SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
EATING & DRINKING PLACES (continued)
     33,314   CKE RESTAURANTS INCORPORATED                                                                $      353,128
      9,786   DINEEQUITY INCORPORATED<<                                                                          164,992
     36,027   JACK IN THE BOX INCORPORATED<<+                                                                    760,170
      7,897   LANDRY'S RESTAURANTS INCORPORATED+                                                                 122,798
     13,526   O'CHARLEYS INCORPORATED                                                                            118,353
     15,105   P.F. CHANG'S CHINA BISTRO INCORPORATED<<+                                                          355,572
     13,748   PAPA JOHNS INTERNATIONAL INCORPORATED+                                                             373,396
     10,733   RED ROBIN GOURMET BURGERS INCORPORATED+                                                            287,644
     33,535   RUBY TUESDAY INCORPORATED<<                                                                        194,168
     12,875   RUTH'S CHRIS STEAK HOUSE INCORPORATED<<+                                                            50,599
     38,328   SONIC CORPORATION<<+                                                                               558,439
     18,167   STEAK N SHAKE COMPANY<<+                                                                           157,690
     33,405   TEXAS ROADHOUSE INCORPORATED CLASS A<<+                                                            300,311
                                                                                                               4,845,488
                                                                                                          --------------
EDUCATIONAL SERVICES: 0.08%
     13,708   UNIVERSAL TECHNICAL INSTITUTE INCORPORATED<<+                                                      233,858
                                                                                                          --------------
ELECTRIC, GAS & SANITARY SERVICES: 6.15%
     16,531   ALLETE INCORPORATED                                                                                735,630
     10,962   AMERICAN STATES WATER COMPANY                                                                      422,037
     57,578   ATMOS ENERGY CORPORATION                                                                         1,532,726
     33,988   AVISTA CORPORATION                                                                                 737,879
      6,573   CENTRAL VERMONT PUBLIC SERVICE                                                                     154,071
     10,027   CH ENERGY GROUP INCORPORATED                                                                       436,876
     38,118   CLECO CORPORATION                                                                                  962,480
     28,479   EL PASO ELECTRIC COMPANY<<                                                                         598,059
     13,959   LACLEDE GROUP INCORPORATED                                                                         676,872
     26,705   NEW JERSEY RESOURCES<<                                                                             958,442
     16,795   NORTHWEST NATURAL GAS COMPANY<<                                                                    873,340
     46,556   PIEDMONT NATURAL GAS COMPANY<<                                                                   1,487,930
     18,887   SOUTH JERSEY INDUSTRIES INCORPORATED                                                               674,266
     78,798   SOUTHERN UNION COMPANY                                                                           1,627,172
     27,657   SOUTHWEST GAS CORPORATION                                                                          836,901
     68,392   UGI CORPORATION                                                                                  1,763,146
     16,042   UIL HOLDINGS CORPORATION                                                                           550,722
     22,549   UNISOURCE ENERGY CORPORATION                                                                       658,205
     49,264   WASTE CONNECTIONS INCORPORATED+                                                                  1,689,755
                                                                                                              17,376,509
                                                                                                          --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 7.86%
     16,370   ACTEL CORPORATION+                                                                                 204,298
     25,831   ACUITY BRANDS INCORPORATED                                                                       1,078,703
     76,519   ADAPTEC INCORPORATED+                                                                              250,982
     20,704   ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                           283,231
     14,338   AO SMITH CORPORATION                                                                               561,906
      8,104   APPLIED SIGNAL TECHNOLOGY INCORPORATED                                                             140,848
     77,992   ARRIS GROUP INCORPORATED+                                                                          602,878
     19,855   ATMI INCORPORATED+                                                                                 356,993
     29,358   BALDOR ELECTRIC COMPANY<<                                                                          845,804
      7,494   BEL FUSE INCORPORATED CLASS B                                                                      213,354
     42,257   BENCHMARK ELECTRONICS INCORPORATED+                                                                594,979
     16,346   C&D TECHNOLOGIES INCORPORATED<<+                                                                    92,845
      5,475   CATAPULT COMMUNICATIONS CORPORATION+                                                                26,335
     16,690   CERADYNE INCORPORATED+                                                                             611,855
     24,538   CHECKPOINT SYSTEMS INCORPORATED+                                                                   461,805

                   154 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

SHARES        SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT (continued)
     15,408   COMTECH TELECOMMUNICATIONS CORPORATION+                                                     $      758,690
     21,415   CTS CORPORATION                                                                                    273,684
      9,848   CUBIC CORPORATION                                                                                  242,162
     18,826   CYMER INCORPORATED+                                                                                476,863
     20,504   DIODES INCORPORATED+                                                                               378,299
     11,500   DIONEX CORPORATION<<+                                                                              730,825
     17,624   DSP GROUP INCORPORATED+                                                                            134,824
     17,170   ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                        244,157
     27,133   EXAR CORPORATION<<+                                                                                207,839
     14,527   GREATBATCH INCORPORATED<<+                                                                         356,493
     60,213   HARMONIC INCORPORATED+                                                                             508,800
     14,573   HUTCHINSON TECHNOLOGY INCORPORATED+                                                                168,755
     13,781   LITTELFUSE INCORPORATED+                                                                           409,709
     19,453   MAGNETEK INCORPORATED<<+                                                                            78,785
     14,451   MERCURY COMPUTER SYSTEMS INCORPORATED+                                                             128,614
     24,191   METHODE ELECTRONICS INCORPORATED                                                                   216,268
     31,334   MICREL INCORPORATED                                                                                284,199
     50,376   MICROSEMI CORPORATION                                                                            1,283,580
     27,117   MOOG INCORPORATED CLASS A<<+                                                                     1,162,756
      3,044   NATIONAL PRESTO INDUSTRIES INCORPORATED                                                            226,778
     12,995   PARK ELECTROCHEMICAL CORPORATION                                                                   314,999
     16,092   PERICOM SEMICONDUCTOR+                                                                             168,966
     26,687   PHOTRONICS INCORPORATED+                                                                            50,172
     24,934   PLEXUS CORPORATION<<+                                                                              516,134
     20,466   REGAL-BELOIT CORPORATION                                                                           870,214
     11,413   ROGERS CORPORATION+                                                                                422,053
    104,794   SKYWORKS SOLUTIONS INCORPORATED<<+                                                                 876,078
     14,143   STANDARD MICROSYSTEMS CORPORATION<<+                                                               353,292
      8,157   SUPERTEX INCORPORATED<<+                                                                           229,701
     28,552   SYMMETRICOM INCORPORATED+                                                                          141,903
     21,401   SYNAPTICS INCORPORATED<<+                                                                          646,738
     26,045   TECHNITROL INCORPORATED                                                                            385,206
      8,435   TOLLGRADE COMMUNICATIONS INCORPORATED+                                                              35,427
     91,942   TRIQUINT SEMICONDUCTOR INCORPORATED+                                                               440,402
     27,194   TTM TECHNOLOGIES INCORPORATED<<+                                                                   269,764
      8,841   UNIVERSAL ELECTRONICS INCORPORATED+                                                                220,848
     46,140   VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES
                 INCORPORATED<<+                                                                               1,159,037
     17,177   VIASAT INCORPORATED+                                                                               405,034
     12,443   VICOR CORPORATION                                                                                  110,494
                                                                                                              22,215,358
                                                                                                          --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.52%
      8,777   CDI CORPORATION                                                                                    195,990
      5,913   LANDAUER INCORPORATED<<                                                                            430,171
     11,849   MAXMUS INCORPORATED<<                                                                              436,517
     12,369   PHARMANET DEVELOPMENT GROUP INCORPORATED+                                                           89,304
     39,783   REGENERON PHARMACEUTICAL INCORPORATED+                                                             868,463
     37,766   TETRA TECH INCORPORATED<<+                                                                         908,650
     27,481   WATSON WYATT & COMPANY HOLDINGS                                                                  1,366,630
                                                                                                               4,295,725
                                                                                                          --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 1.36%
     26,145   GRIFFON CORPORATION<<+                                                                             235,828
      9,071   GULF ISLAND FABRICATION INCORPORATED                                                               312,677
      7,520   MATERIAL SCIENCES CORPORATION+                                                                      43,240

                   Wells Fargo Advantage Master Portfolios 155


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

  SHARES      SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
   (continued)
     22,140   MOBILE MINI INCORPORATED<<+                                                                 $      427,966
     12,532   NCI BUILDING SYSTEMS INCORPORATED<<+                                                               397,891
     23,925   QUANEX BUILDING PRODUCTS CORPORATION<<                                                             364,617
     23,774   SIMPSON MANUFACTURING COMPANY INCORPORATED                                                         644,038
     11,125   VALMONT INDUSTRIES INCORPORATED                                                                    919,926
     18,540   WATTS WATER TECHNOLOGIES INCORPORATED<<                                                            507,069
                                                                                                               3,853,252
                                                                                                          --------------
FINANCE COMPANIES: 0.03%
     17,144   REWARDS NETWORK INCORPORATED+                                                                       86,063
                                                                                                          --------------
FOOD & KINDRED PRODUCTS: 1.78%
      6,337   BOSTON BEER COMPANY INCORPORATED+                                                                  300,944
     52,003   DARLING INTERNATIONAL INCORPORATED+                                                                577,753
     50,856   FLOWERS FOODS INCORPORATED                                                                       1,493,132
      9,024   J & J SNACK FOODS CORPORATION                                                                      306,004
     19,997   LANCE INCORPORATED                                                                                 453,732
      7,582   PEET'S COFFEE & TEA INCORPORATED<<+                                                                211,689
     11,083   SANDERSON FARMS INCORPORATED<<                                                                     407,189
     19,979   TREEHOUSE FOODS INCORPORATED+                                                                      593,376
     27,239   UNITED NATURAL FOODS INCORPORATED<<+                                                               680,703
                                                                                                               5,024,522
                                                                                                          --------------
FOOD STORES: 0.42%
     19,186   GREAT ATLANTIC & PACIFIC TEA COMPANY INCORPORATED<<+                                               207,593
     19,349   PANERA BREAD COMPANY<<+                                                                            984,864
                                                                                                               1,192,457
                                                                                                          --------------
FOOTWEAR: 0.37%
     52,632   CROCS INCORPORATED<<+                                                                              188,423
      8,292   DECKERS OUTDOOR CORPORATION<<+                                                                     863,031
                                                                                                               1,051,454
                                                                                                          --------------
FURNITURE & FIXTURES: 0.33%
      7,393   BASSETT FURNITURE INDUSTRIES INCORPORATED                                                           63,210
     18,239   ETHAN ALLEN INTERIORS INCORPORATED<<                                                               511,057
     32,965   LA-Z-BOY INCORPORATED<<                                                                            307,234
     28,548   SELECT COMFORT CORPORATION<<+                                                                       47,104
                                                                                                                 928,605
                                                                                                          --------------
GENERAL MERCHANDISE STORES: 0.60%
     24,929   CABELA'S INCORPORATED<<+                                                                           301,142
     32,259   CASEY'S GENERAL STORES INCORPORATED                                                                973,254
     25,376   FRED'S INCORPORATED<<                                                                              360,847
     16,135   STEIN MART INCORPORATED+                                                                            63,088
                                                                                                               1,698,331
                                                                                                          --------------
HEALTH SERVICES: 2.70%
     17,026   AMEDISYS INCORPORATED<<+                                                                           828,655
     20,100   AMSURG CORPORATION+                                                                                511,947
     19,485   CROSS COUNTRY HEALTHCARE INCORPORATED+                                                             317,411
     17,791   CRYOLIFE INCORPORATED<<+                                                                           233,418
     20,564   ENZO BIOCHEM INCORPORATED<<+                                                                       225,793
     18,186   GENTIVA HEALTH SERVICES INCORPORATED+                                                              489,931
     21,339   HEALTHWAYS INCORPORATED<<+                                                                         344,198

                   156 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
HEALTH SERVICES (continued)
     24,792   INTERVAL LEISURE GROUP INCORPORATED+                                                        $      257,837
     21,101   INVENTIV HEALTH INCORPORATED+                                                                      372,644
     11,774   LCA-VISION INCORPORATED<<+                                                                          54,629
      9,412   LHC GROUP INCORPORATED+                                                                            268,054
     25,813   MAGELLAN HEALTH SERVICES INCORPORATED+                                                           1,059,882
     12,440   MEDCATH CORPORATION+                                                                               222,925
     14,635   NAUTILUS GROUP INCORPORATED<<+                                                                      66,882
     20,843   ODYSSEY HEALTHCARE INCORPORATED+                                                                   211,556
     28,971   PEDIATRIX MEDICAL GROUP INCORPORATED+                                                            1,562,116
     11,462   REHABCARE GROUP INCORPORATED+                                                                      207,462
     28,817   SUNRISE SENIOR LIVING INCORPORATED+                                                                397,386
                                                                                                               7,632,726
                                                                                                          --------------
HOLDING & OTHER INVESTMENT OFFICES: 5.05%
      7,520   4KIDS ENTERTAINMENT INCORPORATED+                                                                   53,091
     20,553   ACADIA REALTY TRUST                                                                                519,580
     45,566   BIOMED REALTY TRUST INCORPORATED                                                                 1,205,221
     28,264   CEDAR SHOPPING CENTERS INCORPORATED                                                                373,650
     30,420   COLONIAL PROPERTIES TRUST<<                                                                        568,550
     58,561   DIAMONDROCK HOSPITALITY<<                                                                          532,905
     15,916   EASTGROUP PROPERTIES INCORPORATED                                                                  772,563
     20,878   ENTERTAINMENT PROPERTIES TRUST                                                                   1,142,444
     20,279   HOME PROPERTIES INCORPORATED<<                                                                   1,175,168
     36,553   INLAND REAL ESTATE CORPORATION                                                                     573,517
     20,744   KILROY REALTY CORPORATION                                                                          991,356
     18,532   KITE REALTY GROUP TRUST                                                                            203,852
     25,698   LASALLE HOTEL PROPERTIES                                                                           599,277
     14,673   LTC PROPERTIES INCORPORATED                                                                        430,212
     42,147   MEDICAL PROPERTIES TRUST INCORPORATED                                                              478,368
     17,470   MID-AMERICA APARTMENT COMMUNITIES INCORPORATED                                                     858,476
     46,999   NATIONAL RETAIL PROPERTIES INCORPORATED<<                                                        1,125,626
      9,714   PARKWAY PROPERTIES INCORPORATED                                                                    367,772
      9,480   PS BUSINESS PARKS INCORPORATED                                                                     546,048
     13,946   SOVRAN SELF STORAGE INCORPORATED<<                                                                 623,247
     20,089   TANGER FACTORY OUTLET CENTERS INCORPORATED<<                                                       879,697
     13,539   URSTADT BIDDLE PROPERTIES INCORPORATED                                                             253,856
                                                                                                              14,274,476
                                                                                                          --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.08%
     11,779   HAVERTY FURNITURE COMPANIES INCORPORATED                                                           134,752
     19,128   TUESDAY MORNING CORPORATION<<                                                                       78,999
                                                                                                                 213,751
                                                                                                          --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.11%
     13,401   MARCUS CORPORATION                                                                                 215,488
      7,272   MONARCH CASINO & RESORT INCORPORATED<<+                                                             82,828
                                                                                                                 298,316
                                                                                                          --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 5.20%
     12,506   ASTEC INDUSTRIES INCORPORATED<<+                                                                   385,560
     65,462   AXCELIS TECHNOLOGIES INCORPORATED+                                                                 111,285
     11,128   BLACK BOX CORPORATION                                                                              384,250
     31,647   BRIGGS & STRATTON CORPORATION<<                                                                    512,048
     40,402   BROOKS AUTOMATION INCORPORATED+                                                                    337,761
      5,378   CASCADE CORPORATION                                                                                235,610

                   Wells Fargo Advantage Master Portfolios 157


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
     19,399   DRIL-QUIP INCORPORATED+                                                                     $      841,723
     12,718   ENPRO INDUSTRIES INCORPORATED<<+                                                                   472,601
     33,814   GARDNER DENVER INCORPORATED+                                                                     1,174,022
     13,844   INTEVAC INCORPORATED+                                                                              147,300
     17,509   JOHN BEAN TECHNOLOGIES CORPORATION+                                                                221,664
     17,693   KAYDON CORPORATION                                                                                 797,247
     34,066   KULICKE & SOFFA INDUSTRIES INCORPORATED<<+                                                         153,638
     29,781   LENNOX INTERNATIONAL INCORPORATED                                                                  990,814
      7,713   LINDSAY MANUFACTURING COMPANY<<                                                                    561,121
      9,456   LUFKIN INDUSTRIES INCORPORATED                                                                     750,334
     51,268   MICROS SYSTEMS INCORPORATED+                                                                     1,366,805
     12,826   NATCO GROUP INCORPORATED<<+                                                                        515,349
     22,506   NETGEAR INCORPORATED+                                                                              337,590
     21,997   ROBBINS & MYERS INCORPORATED<<                                                                     680,367
     16,741   SCANSOURCE INCORPORATED+                                                                           481,973
     22,563   TORO COMPANY                                                                                       931,852
     14,915   ULTRATECH INCORPORATED+                                                                            180,472
     17,997   WATSCO INCORPORATED<<                                                                              904,889
     34,652   WOODWARD GOVERNOR COMPANY                                                                        1,222,176
                                                                                                              14,698,451
                                                                                                          --------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.52%
     23,155   HILB, ROGAL & HAMILTON COMPANY                                                                   1,082,265
     25,224   NATIONAL FINANCIAL PARTNERS CORPORATION<<                                                          378,360
                                                                                                               1,460,625
                                                                                                          --------------
INSURANCE CARRIERS: 3.56%
     33,698   AMERIGROUP CORPORATION+                                                                            850,538
     27,467   CENTENE CORPORATION+                                                                               563,348
     26,213   DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                        735,013
     24,166   HEALTHEXTRAS INCORPORATED+                                                                         631,216
     31,592   HEALTHSPRING INCORPORATED+                                                                         668,487
      9,725   INFINITY PROPERTY & CASUALTY CORPORATION<<                                                         400,670
      9,835   LANDAMERICA FINANCIAL GROUP INCORPORATED                                                           238,499
      9,074   MOLINA HEALTHCARE INCORPORATED<<+                                                                  281,294
     13,712   PRESIDENTIAL LIFE CORPORATION                                                                      216,512
     21,278   PROASSURANCE CORPORATION<<+                                                                      1,191,568
     11,259   RLI CORPORATION                                                                                    699,071
     10,347   SAFETY INSURANCE GROUP INCORPORATED<<                                                              392,462
     33,469   SELECTIVE INSURANCE GROUP INCORPORATED                                                             767,109
     11,528   STEWART INFORMATION SERVICES CORPORATION                                                           342,958
      8,426   THE NAVIGATORS GROUP INCORPORATED+                                                                 488,708
     12,888   TOWER GROUP INCORPORATED                                                                           303,641
     14,298   UNITED FIRE & CASUALTY COMPANY                                                                     408,780
     23,665   ZENITH NATIONAL INSURANCE CORPORATION                                                              867,086
                                                                                                              10,046,960
                                                                                                          --------------
LEATHER & LEATHER PRODUCTS: 0.41%
     26,892   BROWN SHOE COMPANY INCORPORATED                                                                    440,491
     12,183   GENESCO INCORPORATED<<+                                                                            407,887
     17,034   K-SWISS INCORPORATED                                                                               296,392
                                                                                                               1,144,770
                                                                                                          --------------
LEGAL SERVICES: 0.07%
      4,881   PRE-PAID LEGAL SERVICES INCORPORATED<<+                                                            201,390
                                                                                                          --------------

                   158 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

  SHARES      SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 0.32%
      6,731   DELTIC TIMBER CORPORATION                                                                   $      428,361
      4,318   SKYLINE CORPORATION                                                                                114,125
     10,617   UNIVERSAL FOREST PRODUCTS                                                                          370,639
                                                                                                                 913,125
                                                                                                          --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 6.80%
     13,838   ABAXIS INCORPORATED<<+                                                                             272,609
     46,421   AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED<<+                                                  824,437
      8,514   ANALOGIC CORPORATION                                                                               423,657
     16,916   ARTHROCARE CORPORATION+                                                                            468,912
     15,402   BIOLASE TECHNOLOGY INCORPORATED<<+                                                                  29,110
     14,748   COHU INCORPORATED                                                                                  233,313
     18,266   CONMED CORPORATION+                                                                                584,512
     28,586   COOPER COMPANIES INCORPORATED                                                                      993,649
     14,765   CYBERONICS INCORPORATED<<+                                                                         251,005
      8,450   DATASCOPE CORPORATION                                                                              436,274
     18,828   ESTERLINE TECHNOLOGIES CORPORATION                                                                 745,401
     10,604   FARO TECHNOLOGIES INCORPORATED<<+                                                                  216,003
     23,345   FEI COMPANY+                                                                                       555,844
     28,803   FOSSIL INCORPORATED+                                                                               813,109
     16,134   HAEMONETICS CORPORATION+                                                                           995,790
      7,988   ICU MEDICAL INCORPORATED+                                                                          242,915
     15,580   II-VI INCORPORATED+                                                                                602,323
     12,379   INTEGRA LIFESCIENCES HOLDINGS<<+                                                                   545,047
     54,574   ION GEOPHYSICAL CORPORATION<<+                                                                     774,405
     21,796   ITRON INCORPORATED<<+                                                                            1,929,600
      8,699   KEITHLEY INSTRUMENTS INCORPORATED                                                                   72,811
      7,389   KENSEY NASH CORPORATION+                                                                           232,458
     43,032   KOPIN CORPORATION+                                                                                 134,260
     21,458   MENTOR CORPORATION<<                                                                               511,988
     25,553   MERIDIAN DIAGNOSTICS INCORPORATED                                                                  742,059
     17,709   MERIT MEDICAL SYSTEMS INCORPORATED+                                                                332,398
     31,258   MKS INSTRUMENTS INCORPORATED<<+                                                                    622,347
     10,778   MTS SYSTEMS CORPORATION                                                                            453,754
     17,646   NATUS MEDICAL INCORPORATED+                                                                        399,858
     22,933   NEWPORT CORPORATION<<+                                                                             247,218
     11,312   OSTEOTECH INCORPORATED+                                                                             48,189
     11,465   PALOMAR MEDICAL TECHNOLOGIES INCORPORATED+                                                         154,319
     11,319   PHOTON DYNAMICS INCORPORATED+                                                                      173,747
     19,461   RUDOLPH TECHNOLOGIES INCORPORATED+                                                                 163,083
     16,863   SONIC SOLUTIONS<<+                                                                                  74,197
     22,746   SYMMETRY MEDICAL INCORPORATED+                                                                     422,166
     22,673   TELEDYNE TECHNOLOGIES INCORPORATED+                                                              1,295,989
     21,123   THERAGENICS CORPORATION+                                                                            65,904
     20,436   VEECO INSTRUMENTS INCORPORATED<<+                                                                  302,657
      5,068   VITAL SIGNS INCORPORATED                                                                           374,525
     13,362   ZOLL MEDICAL CORPORATION+                                                                          437,205
                                                                                                              19,199,047
                                                                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES: 0.45%
     20,367   INVACARE CORPORATION                                                                               491,659
     39,520   PSS WORLD MEDICAL INCORPORATED<<+                                                                  770,640
                                                                                                               1,262,299
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 159


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

  SHARES      SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.16%
     14,283   AMCOL INTERNATIONAL CORPORATION                                                             $      446,487
                                                                                                          --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.03%
     45,186   CENTRAL GARDEN & PET COMPANY CLASS A+                                                              268,857
     21,580   DAKTRONICS INCORPORATED<<                                                                          359,523
     39,665   HILLENBRAND INCORPORATED                                                                           799,646
     17,427   JAKKS PACIFIC INCORPORATED<<+                                                                      434,107
     10,577   LYDALL INCORPORATED+                                                                               101,857
     10,920   RC2 CORPORATION+                                                                                   218,400
     10,690   RUSS BERRIE & COMPANY INCORPORATED+                                                                 81,992
     35,287   SHUFFLE MASTER INCORPORATED<<+                                                                     179,611
      7,935   STANDEX INTERNATIONAL CORPORATION                                                                  220,196
      4,518   STEPAN COMPANY                                                                                     246,547
                                                                                                               2,910,736
                                                                                                          --------------
MISCELLANEOUS RETAIL: 1.90%
     13,688   BIG 5 SPORTING GOODS CORPORATION                                                                   141,260
      9,255   BLUE NILE INCORPORATED<<+                                                                          396,762
     18,467   CASH AMERICA INTERNATIONAL INCORPORATED                                                            665,551
     18,088   HIBBETT SPORTS INCORPORATED<<+                                                                     362,122
     24,792   HSN INCORPORATED+                                                                                  272,960
     16,129   JO ANN STORES INCORPORATED<<+                                                                      338,386
     19,216   LONGS DRUG STORES CORPORATION                                                                    1,453,498
     11,414   NORTH AMERICAN WATCH CORPORATION                                                                   255,103
     18,781   NUTRI SYSTEM INCORPORATED                                                                          332,799
     48,243   OFFICEMAX INCORPORATED                                                                             428,880
     25,484   SPECTRUM BRANDS INCORPORATED<<+                                                                     35,423
      9,735   STAMPS.COM INCORPORATED+                                                                           113,607
     22,450   ZALE CORPORATION<<+                                                                                561,250
                                                                                                               5,357,601
                                                                                                          --------------
MOTION PICTURES: 0.16%
     19,308   AVID TECHNOLOGY INCORPORATED<<+                                                                    464,550
                                                                                                          --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.26%
     16,066   ARKANSAS BEST CORPORATION                                                                          541,264
     18,364   FORWARD AIR CORPORATION                                                                            500,052
     35,433   HEARTLAND EXPRESS INCORPORATED                                                                     549,920
     33,642   LANDSTAR SYSTEM INCORPORATED                                                                     1,482,267
     17,529   OLD DOMINION FREIGHT LINE+                                                                         496,772
                                                                                                               3,570,275
                                                                                                          --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.35%
     16,208   FINANCIAL FEDERAL CORPORATION                                                                      371,487
     16,341   FIRST CASH FINANCIAL SERVICES INCORPORATED+                                                        245,115
     10,396   WORLD ACCEPTANCE CORPORATION<<+                                                                    374,256
                                                                                                                 990,858
                                                                                                          --------------
OIL & GAS EXTRACTION: 3.34%
     35,391   ATWOOD OCEANICS INCORPORATED+                                                                    1,288,232
     14,705   BASIC ENERGY SERVICES INCORPORATED+                                                                313,217
      9,435   PETROLEUM DEVELOPMENT CORPORATION<<+                                                               418,631
     27,558   PETROQUEST ENERGY INCORPORATED+                                                                    423,015
     31,632   PIONEER DRILLING COMPANY+                                                                          420,706
     13,246   SEACOR HOLDINGS INCORPORATED+                                                                    1,045,772

                   160 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

  SHARES      SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
OIL & GAS EXTRACTION (continued)
     39,504   ST. MARY LAND & EXPLORATION COMPANY                                                         $    1,408,318
     21,954   STONE ENERGY CORPORATION+                                                                          929,313
     10,488   SUPERIOR WELL SERVICES+                                                                            265,451
     19,598   SWIFT ENERGY COMPANY<<+                                                                            758,247
     47,521   TETRA TECHNOLOGIES INCORPORATED+                                                                   658,166
     30,013   UNIT CORPORATION+                                                                                1,495,248
                                                                                                               9,424,316
                                                                                                          --------------
PAPER & ALLIED PRODUCTS: 0.69%
     24,879   BUCKEYE TECHNOLOGIES INCORPORATED+                                                                 203,759
      9,271   NEENAH PAPER INCORPORATED                                                                          183,566
     24,250   ROCK-TENN COMPANY CLASS A                                                                          969,515
      9,954   SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED                                                      189,026
      8,039   STANDARD REGISTER COMPANY                                                                           79,184
     31,002   WAUSAU PAPER CORPORATION                                                                           314,050
                                                                                                               1,939,100
                                                                                                          --------------
PERSONAL SERVICES: 0.49%
     17,937   COINSTAR INCORPORATED+                                                                             573,984
      2,879   CPI CORPORATION<<                                                                                   30,949
     12,010   G & K SERVICES INCORPORATED CLASS A                                                                396,931
      9,083   UNIFIRST CORPORATION                                                                               391,386
                                                                                                               1,393,250
                                                                                                          --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 0.41%
     26,679   HEADWATERS INCORPORATED<<+                                                                         356,165
     10,445   WD-40 COMPANY                                                                                      375,289
     18,589   WORLD FUEL SERVICES CORPORATION                                                                    428,105
                                                                                                               1,159,559
                                                                                                          --------------
PHARMACEUTICALS: 0.50%
      8,415   KENDLE INTERNATIONAL INCORPORATED+                                                                 376,235
     30,025   SAVIENT PHARMACEUTICALS INCORPORATED<<+                                                            447,673
     44,447   VIROPHARMA INCORPORATED<<+                                                                         583,145
                                                                                                               1,407,053
                                                                                                          --------------
PRIMARY METAL INDUSTRIES: 1.88%
     27,390   BELDEN CDT INCORPORATED                                                                            870,728
     12,963   BRUSH ENGINEERED MATERIALS INCORPORATED+                                                           240,723
     23,371   CENTURY ALUMINUM COMPANY<<+                                                                        647,143
     28,527   CURTISS-WRIGHT CORPORATION                                                                       1,296,552
     17,121   GIBRALTAR INDUSTRIES INCORPORATED                                                                  320,334
     23,593   MUELLER INDUSTRIES INCORPORATED                                                                    542,875
      5,727   OLYMPIC STEEL INCORPORATED                                                                         168,889
     14,611   RTI INTERNATIONAL METALS INCORPORATED<<+                                                           285,791
     17,495   TEXAS INDUSTRIES INCORPORATED<<                                                                    714,846
     12,195   TREDEGAR CORPORATION                                                                               216,949
                                                                                                               5,304,830
                                                                                                          --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.21%
     11,189   AH BELO CORPORATION                                                                                 57,735
     17,131   BOWNE & COMPANY INCORPORATED                                                                       197,863
      7,080   CONSOLIDATED GRAPHICS INCORPORATED+                                                                214,736
     18,687   EW SCRIPPS COMPANY<<                                                                               132,117
                                                                                                                 602,451
                                                                                                          --------------

                  Wells Fargo Advantage Master Portfolios 161


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
REAL ESTATE: 0.29%
     22,666   FORESTAR REAL ESTATE GROUP INCORPORATED+                                                    $      334,324
     19,496   MERITAGE CORPORATION<<+                                                                            481,551
                                                                                                                 815,875
                                                                                                          --------------
REAL ESTATE INVESTMENT TRUST (REIT): 1.32%
     52,055   EXTRA SPACE STORAGE INCORPORATED                                                                   799,565
     41,039   LEXINGTON CORPORATE PROPERTIES TRUST                                                               706,692
     25,274   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST                                                          476,415
     72,738   SENIOR HOUSING PROPERTIES TRUST                                                                  1,733,347
                                                                                                               3,716,019
                                                                                                          --------------
RESTAURANTS: 0.16%
     11,322   BUFFALO WILD WINGS INCORPORATED<<+                                                                 455,597
                                                                                                          --------------
RETAIL, TRADE & SERVICES: 0.25%
     32,801   MEN'S WEARHOUSE INCORPORATED<<                                                                     696,693
                                                                                                          --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.47%
     16,805   A. SCHULMAN INCORPORATED                                                                           332,403
     20,657   WEST PHARMACEUTICAL SERVICES INCORPORATED<<                                                      1,008,475
                                                                                                               1,340,878
                                                                                                          --------------
S&L THRIFTS-SOUTHERN US: 0.04%
     28,335   GUARANTY FINANCIAL GROUP INCORPORATED<<+                                                           111,923
                                                                                                          --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.39%
     11,117   GREENHILL & COMPANY INCORPORATED                                                                   819,879
     27,692   INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                                          842,668
     34,265   LABRANCHE & COMPANY INCORPORATED+                                                                  154,193
     27,084   OPTIONSXPRESS HOLDINGS INCORPORATED                                                                525,971
     10,020   PIPER JAFFRAY COMPANIES INCORPORATED+                                                              433,365
     15,943   STIFEL FINANCIAL CORPORATION<<+                                                                    795,556
     17,432   SWS GROUP INCORPORATED                                                                             351,429
                                                                                                               3,923,061
                                                                                                          --------------
SEMICONDUCTORS: 0.18%
     96,309   CYPRESS SEMICONDUCTOR CORPORATION+                                                                 502,733
                                                                                                          --------------
SOCIAL SERVICES: 0.10%
     16,249   RES-CARE INCORPORATED+                                                                             294,757
                                                                                                          --------------
SOFTWARE: 0.39%
     22,560   EPIQ SYSTEMS INCORPORATED<<+                                                                       306,816
     13,178   MANTECH INTERNATIONAL CORPORATION CLASS A<<+                                                       781,324
                                                                                                               1,088,140
                                                                                                          --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.53%
     18,293   APOGEE ENTERPRISES INCORPORATED                                                                    274,944
     14,778   CABOT MICROELECTRONICS CORPORATION<<+                                                              474,078
     12,968   CARBO CERAMICS INCORPORATED<<                                                                      669,278
      9,358   LIBBEY INCORPORATED                                                                                 79,637
                                                                                                               1,497,937
                                                                                                          --------------
TEXTILE MILL PRODUCTS: 0.68%
     16,875   ALBANY INTERNATIONAL CORPORATION CLASS A                                                           461,194
     35,839   INTERFACE INCORPORATED                                                                             407,489

                  162 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
TEXTILE MILL PRODUCTS (continued)
      8,664   OXFORD INDUSTRIES INCORPORATED                                                              $      223,791
     31,123   WOLVERINE WORLD WIDE INCORPORATED                                                                  823,515
                                                                                                               1,915,989
                                                                                                          --------------
TEXTILES - PRODUCTS: 0.17%
     36,719   ICONIX BRAND GROUP INCORPORATED<<+                                                                 480,285
                                                                                                          --------------
TOBACCO PRODUCTS: 0.08%
     56,466   ALLIANCE ONE INTERNATIONAL INCORPORATED+                                                           214,571
                                                                                                          --------------
TRANSPORTATION BY AIR: 0.49%
      6,831   AIR METHODS CORPORATION+                                                                           193,386
     18,479   BRISTOW GROUP INCORPORATED<<+                                                                      625,329
     36,230   SKYWEST INCORPORATED                                                                               578,955
                                                                                                               1,397,670
                                                                                                          --------------
TRANSPORTATION EQUIPMENT: 2.49%
     24,610   AAR CORPORATION<<+                                                                                 408,280
      7,575   ARCTIC CAT INCORPORATED                                                                             69,311
     13,355   ATC TECHNOLOGY CORPORATION+                                                                        317,048
     55,657   BRUNSWICK CORPORATION<<                                                                            711,853
     32,241   CLARCOR INCORPORATED                                                                             1,223,546
     48,449   FLEETWOOD ENTERPRISES INCORPORATED<<+                                                               49,418
     30,889   GENCORP INCORPORATED<<+                                                                            208,192
     14,784   GROUP 1 AUTOMOTIVE INCORPORATED<<                                                                  321,256
     14,617   HORNBECK OFFSHORE+                                                                                 564,509
     18,943   MONACO COACH CORPORATION<<+                                                                         36,939
     37,253   ORBITAL SCIENCES CORPORATION<<+                                                                    892,954
     20,631   POLARIS INDUSTRIES INCORPORATED<<                                                                  938,504
     20,774   SPARTAN MOTORS INCORPORATED                                                                         66,061
      7,601   STANDARD MOTOR PRODUCTS INCORPORATED                                                                47,278
     14,735   SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED                                                     282,323
     10,412   TRIUMPH GROUP INCORPORATED<<                                                                       475,933
     19,521   WABASH NATIONAL CORPORATION                                                                        184,473
     18,466   WINNEBAGO INDUSTRIES INCORPORATED<<                                                                238,581
                                                                                                               7,036,459
                                                                                                          --------------
TRANSPORTATION SERVICES: 0.32%
     23,926   HUB GROUP INCORPORATED CLASS A+                                                                    900,814
                                                                                                          --------------
WATER TRANSPORTATION: 0.46%
     34,330   KIRBY CORPORATION+                                                                               1,302,480
                                                                                                          --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.58%
     11,081   GREEN MOUNTAIN COFFEE ROASTERS INCORPORATED<<+                                                     435,927
     25,515   HAIN CELESTIAL GROUP INCORPORATED+                                                                 702,428
     17,903   MYERS INDUSTRIES INCORPORATED                                                                      225,757
      8,122   NASH FINCH COMPANY                                                                                 350,221
      7,510   PERRY ELLIS INTERNATIONAL INCORPORATED+                                                            111,974
     10,144   SCHOOL SPECIALTY INCORPORATED+                                                                     316,391
     14,030   SPARTAN STORES INCORPORATED                                                                        349,066
     11,499   THE ANDERSONS INCORPORATED                                                                         404,995
     20,367   TRACTOR SUPPLY COMPANY+                                                                            856,432
     14,863   UNITED STATIONERS INCORPORATED<<+                                                                  710,897
                                                                                                               4,464,088
                                                                                                          --------------

                  Wells Fargo Advantage Master Portfolios 163


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
WHOLESALE TRADE-DURABLE GOODS: 2.48%
     10,597   A.M. CASTLE & COMPANY                                                                       $      183,116
     23,124   APPLIED INDUSTRIAL TECHNOLOGIES INCORPORATED                                                       622,729
     27,660   BARNES GROUP INCORPORATED                                                                          559,285
     16,291   DIGI INTERNATIONAL INCORPORATED+                                                                   166,168
     28,943   INSIGHT ENTERPRISES INCORPORATED+                                                                  388,126
     16,132   KAMAN CORPORATION CLASS A                                                                          459,439
     37,016   KNIGHT TRANSPORTATION INCORPORATED<<                                                               628,162
      2,653   LAWSON PRODUCTS INCORPORATED                                                                        73,355
     86,144   LKQ CORPORATION+                                                                                 1,461,864
     26,267   OWENS & Minor INCORPORATED<<                                                                     1,273,950
     28,150   PEP BOYS-MANNY, MOE & JACK<<                                                                       173,967
     30,424   POOL CORPORATION<<                                                                                 709,780
     19,823   TYLER TECHNOLOGIES INCORPORATED                                                                    300,700
                                                                                                               7,000,641
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $293,060,801)                                                                      281,648,669
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 23.14%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.98%
  1,396,889   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                        1,396,889
  1,396,889   DAILY ASSETS FUND INSTITUTIONAL                                                                  1,396,889
  1,396,889   DREYFUS CASH MANAGEMENT FUND                                                                     1,396,889
  1,396,889   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  1,396,889
                                                                                                               5,587,556
                                                                                                          --------------

                                                                                  INTEREST    MATURITY
 PRINCIPAL                                                                          RATE        DATE
-----------                                                                       --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 21.16%
$ 1,137,618   ATLANTIS ONE FUNDING CORPORATION++                                      6.75%  10/01/2008        1,137,618
    529,124   BANCO SANTANDER TOTTA LOAN+++/-                                         2.51   10/15/2008          529,084
    529,124   BANK OF IRELAND+++/-                                                    2.80   10/14/2008          529,111
  9,524,240   BARCLAYS REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $9,524,835)                                          2.25   10/01/2008        9,524,240
    540,357   CHEYNE FINANCE LLC+++/-####(a)(i)                                       2.08   02/25/2008            8,916
    416,020   CHEYNE FINANCE LLC+/-####(a)(i)                                         7.04   05/19/2008            6,864
    342,301   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $342,312)                                 1.15   10/01/2008          342,301
 10,402,587   GREENWICH REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $10,403,237)                              2.25   10/01/2008       10,402,587
  2,029,401   GRYPHON FUNDING LIMITED(a)(i)                                           0.00   08/23/2009          884,210
  1,375,724   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                     2.58   10/16/2008        1,375,724
  1,123,331   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET
                 SECURITIES (MATURITY VALUE $1,123,542)                               6.75   10/01/2008        1,123,331
 10,402,587   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $10,403,093)                              1.75   10/01/2008       10,402,587
  1,137,618   MATCHPOINT MASTER TRUST++                                               6.75   10/01/2008        1,137,618
  1,137,618   MONT BLANC CAPITAL CORPORATION++                                        7.50   10/01/2008        1,137,618
     97,888   MORGAN STANLEY+/-                                                       2.64   10/15/2008           97,888
  8,544,302   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $8,544,539)                               1.00   10/01/2008        8,544,302
  1,058,249   NORTHERN ROCK PLC+++/-                                                  2.52   10/03/2008        1,058,152
    317,475   ROYAL BANK OF CANADA                                                    0.25   10/01/2008          317,475
  1,037,084   ROYAL BANK OF CANADA                                                    8.00   10/01/2008        1,037,084
    867,764   ROYAL BANK OF CANADA                                                   10.00   10/01/2008          867,764
    571,454   ROYAL BANK OF CANADA                                                   11.00   10/01/2008          571,454
    867,764   ROYAL BANK OF CANADA                                                   12.00   10/01/2008          867,764

                  164 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

                                                                                  INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                         RATE        DATE           VALUE
-----------   --------------------------------------------------------            --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 1,137,618   STARBIRD FUNDING CORPORATION++                                          7.00%  10/01/2008   $    1,137,618
  1,137,618   TULIP FUNDING CORPORATION++                                             6.75   10/01/2008        1,137,618
    529,124   UNICREDITO ITALIANO BANK (IRELAND)+++/-                                 2.52   10/14/2008          529,102
    529,124   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB +++/-                     2.52   10/08/2008          529,112
  1,137,618   VERSAILLES CP LLC++                                                     7.00   10/01/2008        1,137,618
    656,114   VICTORIA FINANCE LLC+++/-####(a)(i)                                     4.05   04/03/2008          505,208
  1,058,249   VICTORIA FINANCE LLC+++/-####(a)(i)                                     4.06   02/15/2008          814,852
    910,094   VICTORIA FINANCE LLC+++/-####(a)(i)                                     7.07   07/28/2008          700,772
    529,124   VICTORIA FINANCE LLC+++/-####(a)(i)                                     7.10   08/07/2008          407,426
  1,058,249   WHITE PINE FINANCE LLC+++/-####(a)(i)                                   4.01   02/22/2008          970,414
                                                                                                              59,773,432
                                                                                                          --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $66,382,256)                                                    65,360,988
                                                                                                          --------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 0.49%
    853,499   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                       853,499
                                                                                                          --------------

 PRINCIPAL
-----------
US TREASURY BILLS: 0.19%
$    45,000   US TREASURY BILL###                                                     1.48   11/06/2008           44,931
     45,000   US TREASURY BILL###                                                     1.71   11/06/2008           44,931
    115,000   US TREASURY BILL###                                                     1.74   11/06/2008          114,823
    240,000   US TREASURY BILL###                                                     1.85   11/06/2008          239,631
     90,000   US TREASURY BILL###                                                     1.94   11/06/2008           89,862
                                                                                                                 534,178
                                                                                                          --------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,387,546)                                                                 1,387,677
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $360,830,603)*                                                                123.32%               $  348,397,334
OTHER ASSETS AND LIABILITIES, NET                                                   (23.32)                  (65,886,814)
                                                                                  --------                --------------
TOTAL NET ASSETS                                                                    100.00%               $  282,510,520
                                                                                  --------                --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $853,499.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

* Cost for federal income tax purposes is $365,461,158 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 43,995,432
Gross unrealized depreciation                 (61,059,256)
                                             ------------
Net unrealized appreciation (depreciation)   $(17,063,824)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 165


Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
COMMON STOCKS: 96.95%
AMUSEMENT & RECREATION SERVICES: 0.54%
     86,200   BALLY TECHNOLOGIES INCORPORATED+                                                            $    2,610,136
                                                                                                          --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.77%
    197,300   G-III APPAREL GROUP LIMITED+                                                                     3,691,483
                                                                                                          --------------
BUSINESS SERVICES: 12.28%
    111,500   CACI INTERNATIONAL INCORPORATED CLASS A+                                                         5,586,150
    317,600   COMMVAULT SYSTEMS INCORPORATED+                                                                  3,827,080
    150,700   CONCUR TECHNOLOGIES INCORPORATED+<<                                                              5,765,782
     87,600   HURON CONSULTING GROUP INCORPORATED+<<                                                           4,991,448
    176,000   LENDER PROCESSING SERVICES INCORPORATED                                                          5,371,520
    238,500   MONSTER WORLDWIDE INCORPORATED+<<                                                                3,556,035
    430,600   QUEST SOFTWARE INCORPORATED+<<                                                                   5,464,314
    119,000   S1 CORPORATION+                                                                                    728,280
    608,000   SKILLSOFT PLC ADR+<<                                                                             6,359,680
    575,200   SUCCESSFACTORS INCORPORATED+<<                                                                   6,269,680
    427,800   TELETECH HOLDINGS INCORPORATED+                                                                  5,321,832
    217,400   ULTIMATE SOFTWARE GROUP INCORPORATED+<<                                                          5,869,800
                                                                                                              59,111,601
                                                                                                          --------------
CHEMICALS & ALLIED PRODUCTS: 5.27%
    246,200   ALNYLAM PHARMACEUTICALS INCORPORATED+<<                                                          7,127,490
    128,800   ALPHARMA INCORPORATED CLASS A+<<                                                                 4,751,432
    227,000   BIOMARIN PHARMACEUTICAL INCORPORATED+<<                                                          6,013,230
     70,300   CRUCELL NV ADR+                                                                                  1,093,868
    212,800   INVERNESS MEDICAL INNOVATIONS INCORPORATED+<<                                                    6,384,000
                                                                                                              25,370,020
                                                                                                          --------------
COMMERCIAL SERVICES: 0.43%
    195,800   AERCAP HOLDINGS NV+                                                                              2,077,438
                                                                                                          --------------
COMMUNICATIONS: 2.63%
    263,100   NEUSTAR INCORPORATED CLASS A+<<                                                                  5,233,059
    399,100   NEUTRAL TANDEM INCORPORATION+                                                                    7,399,314
                                                                                                              12,632,373
                                                                                                          --------------
COMPUTER SOFTWARE & SERVICES: 1.22%
    513,300   NESS TECHNOLOGIES INCORPORATED+                                                                  5,887,551
                                                                                                          --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.16%
    292,000   MATRIX SERVICE COMPANY+                                                                          5,577,200
                                                                                                          --------------
DEPOSITORY INSTITUTIONS: 2.63%
    130,980   BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                 1,144,765
    101,100   PRIVATEBANCORP INCORPORATED<<                                                                    4,211,826
    208,900   SIGNATURE BANK+<<                                                                                7,286,432
                                                                                                              12,643,023
                                                                                                          --------------
EATING & DRINKING PLACES: 0.89%
    474,500   TEXAS ROADHOUSE INCORPORATED CLASS A+<<                                                          4,265,755
                                                                                                          --------------
EDUCATIONAL SERVICES: 1.11%
    357,300   CORINTHIAN COLLEGES INCORPORATED+<<                                                              5,359,500
                                                                                                          --------------

                   166 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 11.33%
    567,300   ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                $    2,637,945
  1,869,400   ATMEL CORPORATION+                                                                               6,337,266
    461,000   MACROVISION SOLUTIONS CORPORATION+<<                                                             7,090,180
    164,200   NETLOGIC MICROSYSTEMS INCORPORATED+                                                              4,965,408
    305,700   OSI SYSTEMS INCORPORATED+                                                                        7,187,007
    571,500   PMC-SIERRA INCORPORATED+<<                                                                       4,240,530
    370,900   POLYCOM INCORPORATED+<<                                                                          8,578,917
    244,000   SILICON LABORATORIES INCORPORATED+                                                               7,490,800
    367,200   TESSERA TECHNOLOGIES INCORPORATED+<<                                                             6,000,048
                                                                                                              54,528,101
                                                                                                          --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 5.19%
     68,400   GEN-PROBE INCORPORATED+                                                                          3,628,620
    154,200   ICF INTERNATIONAL INCORPORATED+                                                                  3,045,450
    261,500   ISIS PHARMACEUTICALS INCORPORATED+                                                               4,416,735
    100,900   MYRIAD GENETICS INCORPORATED+<<                                                                  6,546,392
    786,500   RTI BIOLOGICS INCORPORATION+                                                                     7,353,775
                                                                                                              24,990,972
                                                                                                          --------------
FOOD & KINDRED PRODUCTS: 0.82%
    158,700   UNITED NATURAL FOODS INCORPORATED+<<                                                             3,965,913
                                                                                                          --------------
GENERAL MERCHANDISE STORES: 2.42%
    517,700   99 CENTS ONLY STORES+<<                                                                          5,679,169
    368,500   FOOT LOCKER INCORPORATED<<                                                                       5,954,960
                                                                                                              11,634,129
                                                                                                          --------------
HEALTH SERVICES: 3.33%
    156,900   CARDIONET INCORPORATED+                                                                          3,916,224
    179,800   GENOPTIX INCORPORATED+<<                                                                         5,874,066
    118,600   IPC THE HOSPITALIST COMPANY+                                                                     3,048,020
     90,400   LIFE SCIENCES RESEARCH INCORPORATED+                                                             3,164,000
                                                                                                              16,002,310
                                                                                                          --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.22%
    249,700   PIER 1 IMPORTS INCORPORATED+<<                                                                   1,031,261
                                                                                                          --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.70%
    785,600   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                                     4,572,192
    431,400   DATA DOMAIN INCORPORATED+<<                                                                      9,607,278
    300,400   NUANCE COMMUNICATIONS INCORPORATED+<<                                                            3,661,876
    139,700   TENNANT COMPANY<<                                                                                4,786,122
                                                                                                              22,627,468
                                                                                                          --------------
INSURANCE CARRIERS: 0.90%
     44,700   ENSTAR GROUP LIMITED+<<                                                                          4,351,992
                                                                                                          --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 1.37%
  1,068,300   SUNOPTA INCORPORATED+<<                                                                          6,580,728
                                                                                                          --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 10.59%
    294,200   ABIOMED INCORPORATED+<<                                                                          5,222,050
    343,100   ADVANCED MEDICAL OPTICS INCORPORATED+<<                                                          6,100,318
    223,900   ARGON ST INCORPORATED+                                                                           5,259,411
    552,100   CELERA CORPORATION+<<                                                                            8,529,945
    314,900   INFINERA CORPORATION+<<                                                                          3,010,444

                   Wells Fargo Advantage Master Portfolios 167


Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS (continued)
    312,100   ION GEOPHYSICAL CORPORATION+<<                                                              $    4,428,699
    254,700   SONOSITE INCORPORATED+<<                                                                         7,997,580
    397,300   THORATEC CORPORATION+<<                                                                         10,429,125
                                                                                                              50,977,572
                                                                                                          --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.30%
    310,700   KAPSTONE PAPER AND PACKAGING CORPORATION+<<                                                      1,972,945
    404,700   LEAPFROG ENTERPRISES INCORPORATED+<<                                                             4,273,632
    344,300   SOLUTIA INCORPORATED+                                                                            4,820,200
                                                                                                              11,066,777
                                                                                                          --------------
MISCELLANEOUS REPAIR SERVICES: 0.99%
    283,500   DYNCORP INTERNATIONAL INCORPORATED+                                                              4,751,460
                                                                                                          --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.58%
    490,600   HEARTLAND EXPRESS INCORPORATED<<                                                                 7,614,112
                                                                                                          --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.69%
    661,911   CAPITALSOURCE INCORPORATED<<                                                                     8,141,505
                                                                                                          --------------
OIL & GAS EXTRACTION: 5.95%
    168,500   CONCHO RESOURCES INCORPORATED+<<                                                                 4,652,285
    228,700   HELIX ENERGY SOLUTIONS GROUP INCORPORATED+<<                                                     5,552,836
    167,000   PETROHAWK ENERGY CORPORATION+                                                                    3,612,210
    114,500   ROWAN COMPANIES INCORPORATED                                                                     3,497,975
    311,900   TESCO CORPORATION+<<                                                                             6,531,186
    181,000   WILLBROS GROUP INCORPORATED+<<                                                                   4,796,500
                                                                                                              28,642,992
                                                                                                          --------------
PAPER & ALLIED PRODUCTS: 0.75%
     90,400   ROCK-TENN COMPANY CLASS A<<                                                                      3,614,192
                                                                                                          --------------
PERSONAL SERVICES: 2.61%
    280,600   COINSTAR INCORPORATED+                                                                           8,979,200
    270,300   ULTA SALON COSMETICS & FRAGRANCE INCORPORATED+<<                                                 3,589,584
                                                                                                              12,568,784
                                                                                                          --------------
PHARMACEUTICALS: 0.72%
     77,900   KENDLE INTERNATIONAL INCORPORATED+<<                                                             3,482,909
                                                                                                          --------------
PRIMARY METAL INDUSTRIES: 2.04%
    104,600   HAYNES INTERNATIONAL INCORPORATED+<<                                                             4,898,418
    112,800   NORTHWEST PIPE COMPANY+<<                                                                        4,920,336
                                                                                                               9,818,754
                                                                                                          --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 1.13%
    232,200   JARDEN CORPORATION+                                                                              5,445,090
                                                                                                          --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.81%
    122,000   CABOT MICROELECTRONICS CORPORATION+<<                                                            3,913,760
                                                                                                          --------------
TRANSPORTATION BY AIR: 0.94%
    111,900   ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                       4,510,689
                                                                                                          --------------
TRANSPORTATION SERVICES: 1.41%
    180,400   HUB GROUP INCORPORATED CLASS A+<<                                                                6,792,060
                                                                                                          --------------

                   168 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   -----------------------------------------------------------------                           --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.09%
    132,200   HERBALIFE LIMITED                                                                           $    5,224,544
                                                                                                          --------------
WHOLESALE TRADE-DURABLE GOODS: 3.14%
    241,500   KAMAN CORPORATION CLASS A                                                                        6,877,920
    275,800   TECH DATA CORPORATION+                                                                           8,232,630
                                                                                                              15,110,550
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $477,059,689)                                                                      466,614,704
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 24.00%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.05%
  2,469,240   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                        2,469,240
  2,469,240   DAILY ASSETS FUND INSTITUTIONAL                                                                  2,469,240
  2,469,240   DREYFUS CASH MANAGEMENT FUND                                                                     2,469,240
  2,469,240   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  2,469,240
                                                                                                               9,876,960
                                                                                                          --------------

                                                                                  INTEREST    MATURITY
 PRINCIPAL                                                                          RATE        DATE
-----------                                                                       --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 21.95%
$ 2,010,934   ATLANTIS ONE FUNDING CORPORATION++                                      6.75%  10/01/2008        2,010,934
    935,318   BANCO SANTANDER TOTTA LOAN+++/-                                         2.51   10/15/2008          935,251
    935,318   BANK OF IRELAND+++/-                                                    2.80   10/14/2008          935,294
 16,835,726   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $16,836,778)                       2.25   10/01/2008       16,835,726
    955,173   CHEYNE FINANCE LLC+++/-####(a)(i)                                       2.08   02/25/2008           15,760
    735,386   CHEYNE FINANCE LLC+/-####(a)(i)                                         7.04   05/19/2008           12,134
    605,076   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $605,095)                 1.15   10/01/2008          605,076
 18,388,354   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $18,389,503)                       2.25   10/01/2008       18,388,354
  3,587,315   GRYPHON FUNDING LIMITED(a)(i)                                           0.00   08/23/2009        1,562,993
  2,431,827   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                     2.58   10/16/2008        2,431,827
  1,985,680   JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MONEY MARKET SECURITIES (MATURITY VALUE $1,986,052)                  6.75   10/01/2008        1,985,680
 18,388,354   JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $18,389,248)              1.75   10/01/2008       18,388,354
  2,010,934   MATCHPOINT MASTER TRUST++                                               6.75   10/01/2008        2,010,934
  2,010,934   MONT BLANC CAPITAL CORPORATION++                                        7.50   10/01/2008        2,010,934
    173,034   MORGAN STANLEY+/-                                                       2.64   10/15/2008          173,034
 15,103,517   MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $15,103,937)              1.00   10/01/2008       15,103,517

  1,870,636   NORTHERN ROCK PLC+++/-                                                  2.52   10/03/2008        1,870,465
    561,191   ROYAL BANK OF CANADA                                                    0.25   10/01/2008          561,191
  1,833,223   ROYAL BANK OF CANADA                                                    8.00   10/01/2008        1,833,223
  1,533,922   ROYAL BANK OF CANADA                                                   10.00   10/01/2008        1,533,922
  1,010,144   ROYAL BANK OF CANADA                                                   11.00   10/01/2008        1,010,144
  1,533,922   ROYAL BANK OF CANADA                                                   12.00   10/01/2008        1,533,922
  2,010,934   STARBIRD FUNDING CORPORATION++                                          7.00   10/01/2008        2,010,934
  2,010,934   TULIP FUNDING CORPORATION++                                             6.75   10/01/2008        2,010,934
    935,318   UNICREDITO ITALIANO BANK (IRELAND)+++/-                                 2.52   10/14/2008          935,279
    935,318   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                      2.52   10/08/2008          935,296
  2,010,934   VERSAILLES CP LLC++                                                     7.00   10/01/2008        2,010,934
  1,159,794   VICTORIA FINANCE LLC+++/-####(a)(i)                                     4.05   04/03/2008          893,042
  1,870,636   VICTORIA FINANCE LLC+++/-####(a)(i)                                     4.06   02/15/2008        1,440,390

                   Wells Fargo Advantage Master Portfolios 169


Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

                                                                                  INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                         RATE        DATE          VALUE
-----------   -----------------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: 21.95%
$ 1,608,747   VICTORIA FINANCE LLC+++/-####(a)(i)                                     7.07%  07/28/2008   $    1,238,735
    935,318   VICTORIA FINANCE LLC+++/-####(a)(i)                                     7.10   08/07/2008          720,195
  1,870,636   WHITE PINE FINANCE LLC+++/-####(a)(i)                                   4.01   02/22/2008        1,715,373
                                                                                                             105,659,781
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $116,494,531)                                                  115,536,741
                                                                                                          --------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 3.70%
 17,805,047   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                    17,805,047
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $17,805,047)                                                               17,805,047
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $611,359,267)*                                                                124.65%               $  599,956,492
OTHER ASSETS AND LIABILITIES, NET                                                   (24.65)                 (118,651,708)
                                                                                  --------                --------------
TOTAL NET ASSETS                                                                    100.00%               $  481,304,784
                                                                                  --------                --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $17,805,047.

* Cost for federal income tax purposes is $616,592,782 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 36,783,605
Gross unrealized depreciation                 (53,419,895)
                                             ------------
Net unrealized appreciation (depreciation)   $(16,636,290)

The accompanying notes are an integral part of these financial statements.

                  170 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 97.58%
APPAREL & ACCESSORY STORES: 2.73%
    282,790   CARTER'S INCORPORATED+                                                                      $    5,579,447
    291,300   DSW INCORPORATED CLASS A+<<                                                                      3,990,810
    247,960   TWEEN BRANDS INCORPORATED+<<                                                                     2,427,528
                                                                                                              11,997,785
                                                                                                          --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 1.04%
    264,990   VOLCOM INCORPORATED+<<                                                                           4,579,027
                                                                                                          --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.87%
    313,020   ASBURY AUTOMOTIVE GROUP INCORPORATED                                                             3,605,990
    253,080   MARINEMAX INCORPORATED+                                                                          1,829,768
    328,220   SONIC AUTOMOTIVE INCORPORATED<<                                                                  2,776,741
                                                                                                               8,212,499
                                                                                                          --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.49%
    147,620   PERINI CORPORATION+                                                                              3,807,120
    102,950   RYLAND GROUP INCORPORATED<<                                                                      2,730,234
                                                                                                               6,537,354
                                                                                                          --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS:
   0.45%
    333,490   BUILDERS FIRSTSOURCE INCORPORATED+<<                                                             1,997,605
                                                                                                          --------------
BUSINESS SERVICES: 8.53%
    402,240   AIRCASTLE LIMITED                                                                                3,986,198
    184,820   AVOCENT CORPORATION+                                                                             3,781,417
    465,670   EPICOR SOFTWARE CORPORATION+<<                                                                   3,674,136
     73,990   MICROSTRATEGY INCORPORATED CLASS A+                                                              4,404,625
    472,744   ON ASSIGNMENT INCORPORATED+<<                                                                    3,725,223
     96,640   PORTFOLIO RECOVERY ASSOCIATES INCORPORATED+<<                                                    4,699,603
    224,350   RENT-A-CENTER INCORPORATED+                                                                      4,998,518
    210,580   SYNNEX CORPORATION+<<                                                                            4,704,357
    171,900   TAL INTERNATIONAL GROUP INCORPORATED                                                             3,578,958
                                                                                                              37,553,035
                                                                                                          --------------
CHEMICALS & ALLIED PRODUCTS: 3.98%
    101,800   CYTEC INDUSTRIES INCORPORATED                                                                    3,961,038
    234,210   ELIZABETH ARDEN INCORPORATED+                                                                    4,597,542
    163,820   ROCKWOOD HOLDINGS INCORPORATED+<<                                                                4,203,621
    875,340   USEC INCORPORATED+<<                                                                             4,735,589
                                                                                                              17,497,790
                                                                                                          --------------
COMMUNICATIONS: 1.17%
  1,669,700   CINCINNATI BELL INCORPORATED+                                                                    5,159,373
                                                                                                          --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.94%
    765,720   CHAMPION ENTERPRISES INCORPORATED+<<                                                             4,249,746
    104,260   CHEMED CORPORATION                                                                               4,280,916
                                                                                                               8,530,662
                                                                                                          --------------
DEPOSITORY INSTITUTIONS: 11.69%
    318,440   BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                 2,783,166
    293,090   BROOKLINE BANCORP INCORPORATED<<                                                                 3,748,621
    272,340   EAST WEST BANCORP INCORPORATED<<                                                                 3,731,058
    166,600   PACWEST BANCORP<<                                                                                4,763,094
     94,480   PRIVATEBANCORP INCORPORATED<<                                                                    3,936,037

                   Wells Fargo Advantage Master Portfolios 171


Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
DEPOSITORY INSTITUTIONS (continued)
    350,400   STERLING FINANCIAL CORPORATION                                                              $    5,080,800
    219,100   TCF FINANCIAL CORPORATION<<                                                                      3,943,800
    387,600   THE COLONIAL BANCGROUP INCORPORATED<<                                                            3,046,536
    627,640   UCBH HOLDINGS INCORPORATED                                                                       4,023,172
    293,610   UMPQUA HOLDINGS CORPORATION                                                                      4,319,003
    192,010   WEBSTER FINANCIAL CORPORATION<<                                                                  4,848,253
    106,900   WILMINGTON TRUST CORPORATION<<                                                                   3,081,927
    139,990   WINTRUST FINANCIAL CORPORATION<<                                                                 4,108,707
                                                                                                              51,414,174
                                                                                                          --------------
EATING & DRINKING PLACES: 2.09%
    531,610   CKE RESTAURANTS INCORPORATED                                                                     5,635,066
    228,930   LANDRY'S RESTAURANTS INCORPORATED+                                                               3,559,862
                                                                                                               9,194,928
                                                                                                          --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.09%
    203,460   PORTLAND GENERAL ELECTRIC COMPANY                                                                4,813,864
                                                                                                          --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 14.09%
     97,860   AO SMITH CORPORATION                                                                             3,835,133
    459,390   ARRIS GROUP INCORPORATED+                                                                        3,551,085
    156,620   CERADYNE INCORPORATED+                                                                           5,741,689
    199,800   COMTECH TELECOMMUNICATIONS CORPORATION+                                                          9,838,152
    483,800   FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+                                              4,300,982
    305,430   GREATBATCH INCORPORATED+<<                                                                       7,495,252
    330,050   OMNIVISION TECHNOLOGIES INCORPORATED+                                                            3,765,871
  1,433,290   POWERWAVE TECHNOLOGIES+<<                                                                        5,675,828
  1,423,340   RF MICRO DEVICES INCORPORATED+<<                                                                 4,156,153
    245,010   TECHNITROL INCORPORATED                                                                          3,623,698
    477,060   TTM TECHNOLOGIES INCORPORATED+<<                                                                 4,732,435
    228,170   WESTAR ENERGY INCORPORATED                                                                       5,257,037
                                                                                                              61,973,315
                                                                                                          --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 0.96%
    469,870   MUELLER WATER PRODUCTS INCORPORATED<<                                                            4,219,433
                                                                                                          --------------
FOOD STORES: 0.83%
    263,030   WINN-DIXIE STORES INCORPORATED+<<                                                                3,656,117
                                                                                                          --------------
FURNITURE & FIXTURES: 0.77%
    525,530   SEALY CORPORATION+<<                                                                             3,394,924
                                                                                                          --------------
GENERAL MERCHANDISE STORES: 1.01%
    369,810   CABELA'S INCORPORATED+<<                                                                         4,467,305
                                                                                                          --------------
HEALTH SERVICES: 1.10%
    118,050   MAGELLAN HEALTH SERVICES INCORPORATED+<<                                                         4,847,133
                                                                                                          --------------
HOLDING & OTHER INVESTMENT OFFICES: 8.21%
    133,040   AMERICAN CAMPUS COMMUNITIES<<                                                                    4,507,395
    185,590   BIOMED REALTY TRUST INCORPORATED                                                                 4,908,856
    126,790   CORPORATE OFFICE PROPERTIES TRUST                                                                5,115,977
    212,870   EQUITY ONE INCORPORATED<<                                                                        4,361,706
    280,550   FIRST POTOMAC REALTY TRUST                                                                       4,822,655
    210,290   LASALLE HOTEL PROPERTIES                                                                         4,903,963
    159,900   REDWOOD TRUST INCORPORATED                                                                       3,474,627
    296,760   SUNSTONE HOTEL INVESTORS INCORPORATED                                                            4,006,260
                                                                                                              36,101,439
                                                                                                          --------------

                   172 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 3.08%
    287,920   AMERISTAR CASINOS INCORPORATED                                                              $    4,085,585
    382,650   BOYD GAMING CORPORATION+<<                                                                       3,581,604
    199,710   GAYLORD ENTERTAINMENT COMPANY+<<                                                                 5,865,483
                                                                                                              13,532,672
                                                                                                          --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.91%
    245,200   VERIGY LIMITED+                                                                                  3,991,856
                                                                                                          --------------
INSURANCE CARRIERS: 5.34%
    353,850   AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                  2,653,875
    122,371   ARGO GROUP INTERNATIONAL HOLDINGS LIMITED+<<                                                     4,509,378
    204,750   ASSURED GUARANTY LIMITED<<                                                                       3,329,235
    181,130   HEALTHSPRING INCORPORATED+                                                                       3,832,711
    123,710   PLATINUM UNDERWRITERS HOLDINGS LIMITED<<                                                         4,389,231
    167,740   UNITED FIRE & CASUALTY COMPANY<<                                                                 4,795,687
                                                                                                              23,510,117
                                                                                                          --------------
LEATHER & LEATHER PRODUCTS: 1.00%
    131,200   GENESCO INCORPORATED+<<                                                                          4,392,576
                                                                                                          --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 0.43%
    179,480   CUTERA INCORPORATED+                                                                             1,904,283
                                                                                                          --------------
METAL FABRICATE, HARDWARE: 1.20%
    184,650   CHART INDUSTRIES INCORPORATED+                                                                   5,273,604
                                                                                                          --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.16%
    254,510   RC2 CORPORATION+                                                                                 5,090,200
                                                                                                          --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.07%
    276,200   APOLLO INVESTMENT CORPORATION<<                                                                  4,709,210
                                                                                                          --------------
OIL & GAS EXTRACTION: 3.28%
    106,500   BERRY PETROLEUM COMPANY CLASS A<<                                                                4,124,745
    266,600   CALLAWAY GOLF COMPANY                                                                            3,751,062
    543,400   GLOBAL INDUSTRIES LIMITED+<<                                                                     3,771,196
    182,880   HERCULES OFFSHORE INCORPORATED+<<                                                                2,772,461
                                                                                                              14,419,464
                                                                                                          --------------
PAPER & ALLIED PRODUCTS: 0.99%
    286,400   TEMPLE-INLAND INCORPORATED<<                                                                     4,370,464
                                                                                                          --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.79%
    563,950   HEADWATERS INCORPORATED+<<                                                                       7,528,733
    164,200   HOLLY CORPORATION                                                                                4,748,664
                                                                                                              12,277,397
                                                                                                          --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.83%
    422,440   VALASSIS COMMUNICATIONS INCORPORATED+<<                                                          3,658,330
                                                                                                          --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.81%
    413,380   COOPER TIRE & RUBBER COMPANY                                                                     3,555,068
                                                                                                          --------------
SOCIAL SERVICES: 1.18%
    285,900   RES-CARE INCORPORATED+                                                                           5,186,226
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 173


Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
TRANSPORTATION BY AIR: 1.26%
    749,940   AIRTRAN HOLDINGS INCORPORATED+<<                                                            $    1,822,354
     92,160   ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                       3,714,970
                                                                                                               5,537,324
                                                                                                          --------------
TRANSPORTATION EQUIPMENT: 3.09%
    470,460   ARVIN INDUSTRIES INCORPORATED<<                                                                  6,134,798
    215,330   MARTEN TRANSPORT LIMITED+                                                                        4,201,088
    306,810   TENNECO AUTOMOTIVE INCORPORATED+                                                                 3,261,384
                                                                                                              13,597,270
                                                                                                          --------------
TRANSPORTATION SERVICES: 0.93%
    103,570   GATX CORPORATION                                                                                 4,098,265
                                                                                                          --------------
WHOLESALE TRADE-DURABLE GOODS: 3.19%
    248,390   A.M. CASTLE & COMPANY                                                                            4,292,179
    300,700   INTERLINE BRANDS INCORPORATED+                                                                   4,874,350
    151,320   WESCO INTERNATIONAL INCORPORATED+                                                                4,869,478
                                                                                                              14,036,007
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $508,800,752)                                                                      429,288,095
                                                                                                          --------------
COLLATERAL FOR SECURITIES LENDING: 13.66%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.17%
  1,284,847   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                        1,284,847
  1,284,847   DAILY ASSETS FUND INSTITUTIONAL                                                                  1,284,847
  1,284,847   DREYFUS CASH MANAGEMENT FUND                                                                     1,284,847
  1,284,847   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  1,284,847
                                                                                                               5,139,388
                                                                                                          --------------

                                                                                  INTEREST    MATURITY
 PRINCIPAL                                                                          RATE        DATE
-----------                                                                       --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 12.49%
$ 1,046,372   ATLANTIS ONE FUNDING CORPORATION++                                    6.75%    10/01/2008        1,046,372
    486,685   BANCO SANTANDER TOTTA LOAN+++/-                                       2.51     10/15/2008          486,654
    486,685   BANK OF IRELAND+++/-                                                  2.80     10/14/2008          486,672
  8,760,323   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $8,760,871)                                                        2.25     10/01/2008        8,760,323
    497,016   CHEYNE FINANCE LLC+++/-####(a)(i)                                     2.08     02/25/2008            8,201
    382,652   CHEYNE FINANCE LLC+/-####(a)(i)                                       7.04     05/19/2008            6,314
    314,846   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $314,856)                                                          1.15     10/01/2008          314,846
  9,568,220   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE
                 $9,568,818)                                                        2.25     10/01/2008        9,568,220
  1,866,628   GRYPHON FUNDING LIMITED(a)(i)                                         0.00     08/23/2009          813,290
  1,265,380   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                   2.58     10/16/2008        1,265,380
  1,033,231   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $1,033,425)                                                  6.75     10/01/2008        1,033,231
  9,568,220   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES (MATURITY
                 VALUE $9,568,685)                                                  1.75     10/01/2008        9,568,220
  1,046,372   MATCHPOINT MASTER TRUST++                                             6.75     10/01/2008        1,046,372
  1,046,372   MONT BLANC CAPITAL CORPORATION++                                      7.50     10/01/2008        1,046,372
     90,037   MORGAN STANLEY+/-                                                     2.64     10/15/2008           90,037
  7,858,983   MORGAN STANLEY REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $7,859,201)                                        1.00     10/01/2008        7,858,983
    973,369   NORTHERN ROCK PLC+++/-                                                2.52     10/03/2008          973,280

                   174 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

                                                                                  INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                         RATE        DATE           VALUE
-----------   --------------------------------------------------------            --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   292,011   ROYAL BANK OF CANADA                                                   0.25%   10/01/2008   $      292,011
    953,902   ROYAL BANK OF CANADA                                                   8.00    10/01/2008          953,902
    798,163   ROYAL BANK OF CANADA                                                  10.00    10/01/2008          798,163
    525,619   ROYAL BANK OF CANADA                                                  11.00    10/01/2008          525,619
    798,163   ROYAL BANK OF CANADA                                                  12.00    10/01/2008          798,163
  1,046,372   STARBIRD FUNDING CORPORATION++                                         7.00    10/01/2008        1,046,372
  1,046,372   TULIP FUNDING CORPORATION++                                            6.75    10/01/2008        1,046,372
    486,685   UNICREDITO ITALIANO BANK (IRELAND)+++/-                                2.52    10/14/2008          486,664
    486,685   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                     2.52    10/08/2008          486,673
  1,046,372   VERSAILLES CP LLC++                                                    7.00    10/01/2008        1,046,372
    603,489   VICTORIA FINANCE LLC+++/-####(a)(i)                                    4.05    04/03/2008          464,686
    973,369   VICTORIA FINANCE LLC+++/-####(a)(i)                                    4.06    02/15/2008          749,494
    837,098   VICTORIA FINANCE LLC+++/-####(a)(i)                                    7.07    07/28/2008          644,565
    486,685   VICTORIA FINANCE LLC+++/-####(a)(i)                                    7.10    08/07/2008          374,747
    973,369   WHITE PINE FINANCE LLC+++/-####(a)(i)                                  4.01    02/22/2008          892,580
                                                                                                              54,979,150
                                                                                                          --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $60,730,581)                                                    60,118,538
                                                                                                          --------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 3.04%
 13,382,542   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                    13,382,542
                                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,382,542)                                                               13,382,542
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $582,913,875)*                                                               114.28%                $  502,789,175
OTHER ASSETS AND LIABILITIES, NET                                                  (14.28)                   (62,825,977)
                                                                                   ------                 --------------
TOTAL NET ASSETS                                                                   100.00%                $  439,963,198
                                                                                   ------                 --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $13,382,542.

* Cost for federal income tax purposes is $586,214,322 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  20,108,494
Gross unrealized depreciation                 (103,533,641)
                                             -------------
Net unrealized appreciation (depreciation)   $ (83,425,147)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 175


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
COMMON STOCKS: 97.26%
AMUSEMENT & RECREATION SERVICES: 0.26%
    135,105   CENTURY CASINOS INCORPORATED+                                                               $      283,721
     38,100   LAKES ENTERTAINMENT INCORPORATED+                                                                  250,698
    231,200   WESTWOOD ONE INCORPORATED+                                                                         127,160
                                                                                                                 661,579
                                                                                                          --------------
APPAREL & ACCESSORY STORES: 2.41%
     42,811   CHARLOTTE RUSSE HOLDING INCORPORATED+                                                              438,813
    148,300   CHARMING SHOPPES INCORPORATED+                                                                     725,187
     60,400   CHRISTOPHER & BANKS CORPORATION                                                                    463,268
     18,200   CITI TRENDS INCORPORATED+                                                                          296,478
    130,000   COLDWATER CREEK INCORPORATED+                                                                      752,700
     36,165   COLLECTIVE BRANDS INCORPORATED+                                                                    662,181
    103,211   DELIA*S INCORPORATED+                                                                              297,248
     55,200   HEELYS INCORPORATED+                                                                               247,296
    100,500   NEW YORK AND COMPANY INCORPORATED+                                                                 958,770
     14,100   STAGE STORES INCORPORATED                                                                          192,606
     42,300   THE CATO CORPORATION CLASS A                                                                       742,365
    101,900   WET SEAL INCORPORATED CLASS A+                                                                     369,897
                                                                                                               6,146,809
                                                                                                          --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 0.65%
      5,400   COLUMBIA SPORTSWEAR COMPANY                                                                        226,584
     51,700   MAIDENFORM BRANDS INCORPORATED+                                                                    750,167
     37,000   MOTHERS WORK INCORPORATED+                                                                         513,560
     10,200   SKECHERS U.S.A. INCORPORATED CLASS A+                                                              171,666
                                                                                                               1,661,977
                                                                                                          --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.89%
     98,990   MONRO MUFFLER BRAKE INCORPORATED                                                                 2,282,709
                                                                                                          --------------
BIOPHARMACEUTICALS: 0.06%
      2,100   CEPHALON INCORPORATED+                                                                             162,729
                                                                                                          --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.71%
     21,116   CAVCO INDUSTRIES INCORPORATED+                                                                     763,343
     87,065   PALM HARBOR HOMES INCORPORATED+                                                                    862,814
      7,100   PERINI CORPORATION+                                                                                183,109
                                                                                                               1,809,266
                                                                                                          --------------
BUSINESS SERVICES: 13.58%
    462,730   3COM CORPORATION+                                                                                1,078,161
     55,155   ABM INDUSTRIES INCORPORATED                                                                      1,204,585
     67,800   AMERICAN SOFTWARE INCORPORATED CLASS A                                                             369,510
    311,700   APAC CUSTOMER SERVICES INCORPORATED+                                                               670,155
    261,792   ASSET ACCEPTANCE CAPITAL CORPORATION+                                                            2,759,288
     20,300   BARRETT BUSINESS SERVICES INCORPORATED                                                             263,494
    184,500   BORLAND SOFTWARE CORPORATION+                                                                      282,285
     55,900   CAI INTERNATIONAL INCORPORATED+                                                                    618,254
     18,800   COMSYS IT PARTNERS INCORPORATED+                                                                   182,736
    139,700   CONVERGYS CORPORATION+                                                                           2,064,766
     20,300   COREL CORPORATION+                                                                                 172,552
     24,500   EARTHLINK INCORPORATED+                                                                            208,250
     20,200   ELECTRO RENT CORPORATION                                                                           271,286
     37,500   ELECTRONICS FOR IMAGING INCORPORATED+                                                              522,375
     47,900   FAIR ISAAC CORPORATION                                                                           1,104,095

                   176 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
BUSINESS SERVICES (continued)
     60,050   GERBER SCIENTIFIC INCORPORATED+                                                             $      548,857
     27,231   GEVITY HR INCORPORATED                                                                             198,242
     81,800   GSE SYSTEMS INCORPORATED+                                                                          572,600
     81,000   HACKETT GROUP INCORPORATED+                                                                        440,640
     96,677   HEALTHCARE SERVICES GROUP                                                                        1,768,222
    179,080   HILL INTERNATIONAL INCORPORATED+                                                                 2,480,258
    181,400   HLTH CORPORATION+                                                                                2,073,402
     30,000   I2 TECHNOLOGIES INCORPORATED+                                                                      404,700
     74,800   INFOGROUP INCORPORATED                                                                             494,428
     69,700   JDA SOFTWARE GROUP INCORPORATED+                                                                 1,060,137
    166,800   LAWSON SOFTWARE INCORPORATED+                                                                    1,167,600
    188,000   LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                              458,720
     12,400   MENTOR GRAPHICS CORPORATION+                                                                       140,740
    210,600   MIDWAY GAMES INCORPORATED+                                                                         499,122
    205,800   MONSTER WORLDWIDE INCORPORATED+                                                                  3,068,478
     37,000   MSC SOFTWARE CORPORATION+                                                                          395,900
     43,200   NOVELL INCORPORATED+                                                                               222,048
     37,000   PEGASYSTEMS INCORPORATED                                                                           477,670
     87,400   PLATO LEARNING INCORPORATED+                                                                       248,216
     70,925   REALNETWORKS INCORPORATED+                                                                         360,299
     12,400   ROLLINS INCORPORATED                                                                               235,352
     36,100   SPSS INCORPORATED+                                                                               1,059,896
     88,700   SUPPORTSOFT INCORPORATED+                                                                          266,100
     12,433   SYBASE INCORPORATED+                                                                               380,698
     18,000   SYKES ENTERPRISES INCORPORATED+                                                                    395,280
    141,430   TIER TECHNOLOGIES INCORPORATED CLASS B+                                                          1,050,825
     74,600   WEBMD HEALTH CORPORATION+                                                                        2,218,604
     38,800   WEBSITE PROS INCORPORATED+                                                                         209,520
                                                                                                              34,668,346
                                                                                                          --------------
CHEMICALS & ALLIED PRODUCTS: 1.98%
      5,215   ALPHARMA INCORPORATED CLASS A+                                                                     192,381
      4,100   CHATTEM INCORPORATED+                                                                              320,538
     54,100   ELIZABETH ARDEN INCORPORATED+                                                                    1,061,983
     97,800   ICO INCORPORATED+                                                                                  548,658
     51,700   LANDEC CORPORATION+                                                                                423,423
     35,000   NOVEN PHARMACEUTICALS INCORPORATED+                                                                408,800
    112,200   ORASURE TECHNOLOGIES INCORPORATED+                                                                 552,024
     98,450   PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                             874,236
     13,400   ROCKWOOD HOLDINGS INCORPORATED+                                                                    343,844
      7,900   RPM INTERNATIONAL INCORPORATED                                                                     152,786
     55,053   SERACARE LIFE SCIENCES INCORPORATED+                                                               170,664
                                                                                                               5,049,337
                                                                                                          --------------
COMMUNICATIONS: 1.69%
     63,865   CHINA GRENTECH CORPORATION LIMITED ADR+                                                            114,318
    159,890   CINCINNATI BELL INCORPORATED+                                                                      494,060
    279,800   MASTEC INCORPORATED+                                                                             3,718,542
                                                                                                               4,326,920
                                                                                                          --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.00%
    306,455   CHAMPION ENTERPRISES INCORPORATED+                                                               1,700,825
      7,550   CHICAGO BRIDGE & IRON COMPANY NV NEW YORK SHARES                                                   145,262
     20,800   COMFORT SYSTEMS USA INCORPORATED                                                                   277,888
     28,200   INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                      421,872
                                                                                                               2,545,847
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 177


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
DEPOSITORY INSTITUTIONS: 6.86%
        450   AMCORE FINANCIAL INCORPORATED                                                               $        4,163
     22,100   ASTORIA FINANCIAL CORPORATION                                                                      458,133
      9,800   BANK OF THE OZARKS INCORPORATED                                                                    264,600
     34,400   BANNER CORPORATION                                                                                 413,144
     47,500   BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED                                                     415,150
      6,900   CENTRAL PACIFIC FINANCIAL CORPORATION                                                              115,989
     13,300   CITY BANK LYNNWOOD WASHINGTON                                                                      207,480
     18,900   COMMONWEALTH BANKSHARES INCORPORATION                                                              268,569
     22,200   COMMUNITY BANCORP+                                                                                 141,192
     12,800   COMMUNITY TRUST BANCORP                                                                            440,320
     10,300   EAST WEST BANCORP INCORPORATED                                                                     141,110
     84,300   FIRST COMMONWEALTH FINANCIAL CORPORATION                                                         1,135,521
      4,200   FIRST FINANCIAL CORPORATION                                                                        197,316
     11,000   FIRST MIDWEST BANCORP INCORPORATED                                                                 266,640
     21,200   FIRST REGIONAL BANCORP+                                                                            132,500
     39,233   FIRST SECURITY GROUP INCORPORATED                                                                  287,186
     15,800   FIRST STATE BANCORPORATION+                                                                         84,372
     19,500   FIRSTMERIT CORPORATION                                                                             409,500
     14,900   GREAT SOUTHERN BANCORP INCORPORATION                                                               189,975
     18,200   INTEGRA BANK CORPORATION                                                                           145,236
     16,400   INTERNATIONAL BANCSHARES CORPORATION                                                               442,800
     20,100   MERCANTILE BANK CORPORATION                                                                        160,398
     55,517   NATIONAL PENN BANCSHARES INCORPORATED                                                              810,548
      5,600   NBT BANCORP INCORPORATED                                                                           167,552
     44,100   NEWBRIDGE BANCORPORATION                                                                           210,357
      7,700   NORTHRIM BANCORP INCORPORATED                                                                      126,280
     35,800   OLD NATIONAL BANCORP                                                                               716,716
     15,100   PACIFIC CAPITAL BANCORP                                                                            307,285
     28,200   PACWEST BANCORP                                                                                    806,238
     15,000   PROVIDENT BANKSHARES CORPORATION                                                                   145,650
     13,100   SOUTH FINANCIAL GROUP INCORPORATED                                                                  96,023
     21,700   SOUTHWEST BANCORP INCORPORATED (OKLAHOMA)                                                          383,439
     16,000   STELLARONE CORPORATION                                                                             330,720
     13,800   STERLING BANCSHARES INCORPORATED (TEXAS)                                                           144,210
     42,100   STERLING FINANCIAL CORPORATION                                                                     610,450
     50,400   SUSQUEHANNA BANCSHARES INCORPORATED                                                                983,808
      8,700   TCF FINANCIAL CORPORATION                                                                          156,600
     20,300   TEXAS CAPITAL BANCSHARES INCORPORATED+                                                             421,428
     76,900   UCBH HOLDINGS INCORPORATED                                                                         492,929
      9,100   UMB FINANCIAL CORPORATION                                                                          477,932
     71,000   UMPQUA HOLDINGS CORPORATION                                                                      1,044,410
     31,843   UNITED COMMUNITY BANKS INCORPORATED                                                                422,238
      4,900   UNIVEST CORPORATION OF PENNSYLVANIA                                                                181,300
     13,755   VALLEY NATIONAL BANCORP                                                                            288,305
     23,900   WASHINGTON FEDERAL INCORPORATED                                                                    440,955
     17,200   WEBSTER FINANCIAL CORPORATION                                                                      434,300
     21,700   WEST COAST BANCORP OREGON                                                                          318,122
      6,400   WHITNEY HOLDING CORPORATION                                                                        155,200
     18,400   WILMINGTON TRUST CORPORATION                                                                       530,472
                                                                                                              17,524,761
                                                                                                          --------------
EATING & DRINKING PLACES: 0.97%
     56,600   CEC ENTERTAINMENT INCORPORATED+                                                                  1,879,120
     41,300   MORTON'S RESTAURANT GROUP                                                                          209,391
     31,400   O'CHARLEYS INCORPORATED                                                                            274,750
     19,400   RUBIO'S RESTAURANTS INCORPORATED+                                                                  111,938
                                                                                                               2,475,199
                                                                                                          --------------

                   178 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
EDUCATIONAL SERVICES: 1.10%
    116,700   CORINTHIAN COLLEGES INCORPORATED+                                                           $    1,750,500
     48,900   LEARNING TREE INTERNATIONAL INCORPORATED+                                                          608,805
     34,540   LINCOLN EDUCATIONAL SERVICES+                                                                      456,964
                                                                                                               2,816,269
                                                                                                          --------------
Electric, Gas & Sanitary Services: 3.38%
    127,915   AQUA AMERICA INCORPORATED                                                                        2,274,329
     39,000   CLEAN HARBORS INCORPORATED+                                                                      2,634,450
        500   IDACORP INCORPORATED                                                                                14,545
     25,665   NEWALTA CORPORATION                                                                                352,894
    182,200   NISOURCE INCORPORATED                                                                            2,689,272
     10,500   PORTLAND GENERAL ELECTRIC COMPANY                                                                  248,430
     14,500   UNISOURCE ENERGY CORPORATION                                                                       423,255
                                                                                                               8,637,175
                                                                                                          --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 5.79%
     15,400   ADC TELECOMMUNICATIONS INCORPORATED+                                                               130,130
      2,300   ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                        10,695
    186,700   ARRIS GROUP INCORPORATED+                                                                        1,443,191
    158,976   ATMI INCORPORATED+                                                                               2,858,388
     44,000   CTS CORPORATION                                                                                    562,320
      9,100   DIODES INCORPORATED+                                                                               167,895
    117,653   EVANS & SUTHERLAND COMPUTER CORPORATION+                                                           132,948
     55,900   EXAR CORPORATION+                                                                                  428,194
    156,943   FUELCELL ENERGY INCORPORATED+                                                                      946,366
      9,225   GRAFTECH INTERNATIONAL LIMITED+                                                                    139,390
     17,400   HARRIS STRATEX NETWORKS INCORPORATED CLASS A+                                                      135,894
     19,300   HELEN OF TROY LIMITED+                                                                             439,461
     12,500   HOUSTON WIRE & CABLE COMPANY                                                                       214,625
     11,400   IMATION CORPORATION                                                                                257,526
     24,770   INTEGRATED ELECTRICAL SERVICES INCORPORATED+                                                       434,961
    135,300   JABIL CIRCUIT INCORPORATED                                                                       1,290,762
    162,200   MERCURY COMPUTER SYSTEMS INCORPORATED+                                                           1,443,580
    565,590   MRV COMMUNICATIONS INCORPORATED+                                                                   661,740
     34,765   OSI SYSTEMS INCORPORATED+                                                                          817,325
    165,100   POWER-ONE INCORPORATED+                                                                            239,395
     61,270   RICHARDSON ELECTRONICS LIMITED                                                                     379,874
     37,000   SMART MODULAR TECHNOLOGIES INCORPORATED+                                                           111,000
     62,900   SYMMETRICOM INCORPORATED+                                                                          312,613
     53,800   TRIDENT MICROSYSTEMS INCORPORATED+                                                                 129,120
     23,100   UNIVERSAL ELECTRONICS INCORPORATED+                                                                577,038
     30,200   ZOLTEK COMPANIES INCORPORATED+                                                                     516,722
                                                                                                              14,781,153
                                                                                                          --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.47%
     14,300   AMERICAN PHYSICIANS SERVICE GROUP INCORPORATED                                                     302,731
     93,400   CRA INTERNATIONAL INCORPORATED+                                                                  2,566,632
     24,290   INFINITY PHARMACEUTICALS INCORPORATED+                                                             188,248
     69,740   SYMYX TECHNOLOGIES INCORPORATED+                                                                   691,123
      3,100   TRIMERIS INCORPORATED+                                                                              12,152
                                                                                                               3,760,886
                                                                                                          --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 0.22%
      7,100   CROWN HOLDINGS INCORPORATED+                                                                       157,691
     38,400   MATERIAL SCIENCES CORPORATION+                                                                     220,800
      2,200   VALMONT INDUSTRIES INCORPORATED                                                                    181,918
                                                                                                                 560,409
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 179


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
FINANCIAL SERVICES: 0.77%
     80,643   JANUS CAPITAL GROUP INCORPORATED                                                            $    1,958,012
                                                                                                          --------------
FOOD & KINDRED PRODUCTS: 2.69%
     59,390   DEL MONTE FOODS COMPANY                                                                            463,242
     22,150   FLOWERS FOODS INCORPORATED                                                                         650,324
    125,700   HERCULES INCORPORATED                                                                            2,487,603
     11,900   MATRIXX INITIATIVES INCORPORATED+                                                                  214,081
    105,589   TOOTSIE ROLL INDUSTRIES INCORPORATED                                                             3,052,578
                                                                                                               6,867,828
                                                                                                          --------------
FOOD STORES: 1.53%
     19,600   INGLES MARKETS INCORPORATED CLASS A                                                                447,468
     54,500   THE PANTRY INCORPORATED+                                                                         1,154,855
    165,100   WINN-DIXIE STORES INCORPORATED+                                                                  2,294,890
                                                                                                               3,897,213
                                                                                                          --------------
FOOTWEAR: 0.04%
     29,900   CROCS INCORPORATED+                                                                                107,042
                                                                                                          --------------
FURNITURE & FIXTURES: 0.42%
     16,700   HNI CORPORATION                                                                                    423,178
     59,400   LSI INDUSTRIES INCORPORATED                                                                        491,238
     23,100   SEALY CORPORATION+                                                                                 149,226
                                                                                                               1,063,642
                                                                                                          --------------
GENERAL MERCHANDISE STORES: 0.07%
     44,700   RETAIL VENTURES INCORPORATED+                                                                      174,330
                                                                                                          --------------
HEALTH SERVICES: 2.84%
    137,000   ALLIED HEALTHCARE INTERNATIONAL INCORPORATED+                                                      260,300
     29,700   AMERICAN DENTAL PARTNERS INCORPORATED+                                                             347,490
     11,025   BIO-REFERENCE LABORATORIES INCORPORATED+                                                           318,623
    114,600   BIOSCRIP INCORPORATED+                                                                             341,508
     74,300   CARDIAC SCIENCE CORPORATION+                                                                       769,748
     57,340   CROSS COUNTRY HEALTHCARE INCORPORATED+                                                             934,069
     35,050   ENSIGN GROUP INCORPORATED                                                                          599,005
     86,000   FIVE STAR QUALITY CARE INCORPORATED+                                                               322,500
     25,175   GENTIVA HEALTH SERVICES INCORPORATED+                                                              678,215
     11,140   HEALTHSOUTH REHABILITATION CORPORATION+                                                            205,310
  1,263,300   HOOPER HOLMES INCORPORATED+                                                                      1,642,290
     22,700   NAUTILUS GROUP INCORPORATED+                                                                       103,739
     81,800   NOVAMED INCORPORATED+                                                                              387,732
     18,900   REHABCARE GROUP INCORPORATED+                                                                      342,090
                                                                                                               7,252,619
                                                                                                          --------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 0.29%
     46,155   STERLING CONSTRUCTION COMPANY INCORPORATED+                                                        747,711
                                                                                                          --------------
HOLDING & OTHER INVESTMENT OFFICES: 4.57%
     26,600   AGREE REALTY CORPORATION                                                                           760,760
     96,095   ANNALY MORTGAGE MANAGEMENT INCORPORATED                                                          1,292,478
    163,700   ANTHRACITE CAPITAL INCORPORATED                                                                    877,432
    317,455   ANWORTH MORTGAGE ASSET CORPORATION                                                               1,879,334
     38,100   APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                1,334,262
     81,170   CAPSTEAD MORTGAGE CORPORATION                                                                      888,812
     46,100   CARE INVESTMENT TRUST INCORPORATED                                                                 529,228

                   180 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
HOLDING & OTHER INVESTMENT OFFICES (continued)
     12,800   GLIMCHER REALTY TRUST                                                                       $      133,632
     41,380   HILLTOP HOLDINGS INCORPORATED+                                                                     427,042
     70,600   JER INVESTORS TRUST INCORPORATED                                                                   340,292
     67,800   MEDICAL PROPERTIES TRUST INCORPORATED                                                              769,530
    159,070   MFA MORTGAGE INVESTMENTS INCORPORATED                                                            1,033,955
    239,160   ORIGEN FINANCIAL INCORPORATED                                                                      294,167
     79,090   PRIMORIS SERVICES CORPORATION+                                                                     608,993
     17,600   RAIT INVESTMENT TRUST                                                                               96,624
     58,575   UMH PROPERTIES INCORPORATED                                                                        407,096
                                                                                                              11,673,637
                                                                                                          --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.10%
    146,400   BELL MICROPRODUCTS INCORPORATED+                                                                   263,520
                                                                                                          --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.44%
     27,895   EMPIRE RESORTS INCORPORATED+                                                                        70,295
    119,235   OUTDOOR CHANNEL HOLDINGS INCORPORATED+                                                           1,049,268
                                                                                                               1,119,563
                                                                                                          --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.60%
     32,800   BLOUNT INTERNATIONAL INCORPORATED+                                                                 365,064
      7,500   BRIGGS & STRATTON CORPORATION                                                                      121,350
     62,660   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                                       364,681
     38,200   COLUMBUS MCKINNON CORPORATION+                                                                     900,374
     94,875   CRAY INCORPORATED+                                                                                 491,453
      5,300   DIEBOLD INCORPORATED                                                                               175,483
     51,000   DOT HILL SYSTEMS CORPORATION+                                                                      114,750
    402,100   ENTEGRIS INCORPORATED+                                                                           1,946,164
     61,700   FLANDER CORPORATION+                                                                               388,710
      8,500   GARDNER DENVER INCORPORATED+                                                                       295,120
    596,900   INFOCUS CORPORATION+                                                                               877,443
    246,360   INTERMEC INCORPORATED+                                                                           4,838,510
     34,200   INTEVAC INCORPORATED+                                                                              363,888
     44,700   NN INCORPORATED                                                                                    574,395
        200   PLANAR SYSTEMS INCORPORATED+                                                                           508
     53,100   QUALSTAR CORPORATION                                                                               158,769
     51,500   SPARTECH CORPORATION                                                                               509,850
     10,900   TENNANT COMPANY                                                                                    373,434
     10,100   TIMKEN COMPANY                                                                                     286,335
    277,400   ULTRATECH INCORPORATED+                                                                          3,356,540
     88,680   VOYAGER LEARNING COMPANY+                                                                          354,720
                                                                                                              16,857,541
                                                                                                          --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.45%
    325,300   CRAWFORD & COMPANY CLASS A+                                                                      3,272,518
     20,400   ONEBEACON INSURANCE GROUP LIMITED                                                                  431,460
                                                                                                               3,703,978
                                                                                                          --------------
INSURANCE CARRIERS: 4.05%
     18,600   AFFIRMATIVE INSURANCE HOLDINGS INCORPORATED                                                         58,776
     79,700   AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                    597,750
     38,400   AMERICAN SAFETY INSURANCE GROUP LIMITED+                                                           580,224
     46,150   AMERISAFE INCORPORATED+                                                                            839,930
     29,066   ARGO GROUP INTERNATIONAL HOLDINGS LIMITED+                                                       1,071,082
    107,500   CRM HOLDINGS LIMITED+                                                                              290,250
     12,800   DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                        358,912

                   Wells Fargo Advantage Master Portfolios 181


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
INSURANCE CARRIERS (continued)
     51,200   DONEGAL GROUP INCORPORATED CLASS A                                                          $      928,256
     15,300   EMC INSURANCE GROUP INCORPORATED                                                                   451,044
     11,900   HARLEYSVILLE GROUP INCORPORATED                                                                    449,820
     65,300   KINGSWAY FINANCIAL SERVICES INCORPORATED                                                           455,794
    147,282   MEADOWBROOK INSURANCE GROUP INCORPORATED                                                         1,039,810
     13,420   MERCURY GENERAL CORPORATION                                                                        734,745
     14,775   NYMAGIC INCORPORATED                                                                               373,069
     55,200   PMA CAPITAL CORPORATION CLASS A+                                                                   486,864
     53,800   SEABRIGHT INSURANCE HOLDINGS+                                                                      699,400
     11,500   STANCORP FINANCIAL GROUP INCORPORATED                                                              598,000
      7,500   STATE AUTO FINANCIAL CORPORATION                                                                   218,025
      3,200   ZENITH NATIONAL INSURANCE CORPORATION                                                              117,248
                                                                                                              10,348,999
                                                                                                          --------------
JUSTICE, PUBLIC ORDER & SAFETY: 0.51%
     64,159   GEO GROUP INCORPORATED+                                                                          1,296,653
                                                                                                          --------------
LEATHER & LEATHER PRODUCTS: 0.43%
     75,020   BAKERS FOOTWEAR GROUP INCORPORATED+                                                                112,530
     30,600   SHOE CARNIVAL INCORPORATED+                                                                        501,228
     14,700   WEYCO GROUP INCORPORATED                                                                           492,009
                                                                                                               1,105,767
                                                                                                          --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 0.50%
     18,600   LOUISIANA-PACIFIC CORPORATION+                                                                     172,980
     27,380   NOBILITY HOMES INCORPORATED                                                                        443,556
     24,706   SKYLINE CORPORATION                                                                                652,980
                                                                                                               1,269,516
                                                                                                          --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 6.32%
    169,354   ALLIED HEALTHCARE PRODUCTS INCORPORATED+                                                           967,011
     58,000   CANTEL INDUSTRIES+                                                                                 557,960
     20,616   COHERENT INCORPORATED+                                                                             732,899
     47,252   DEL GLOBAL TECHNOLOGIES CORPORATION+                                                                61,428
     44,000   EDAP TMS SA ADR+                                                                                    85,800
     14,000   HANGER ORTHOPEDIC GROUP INCORPORATED+                                                              244,300
    162,500   HEALTHTRONICS INCORPORATED+                                                                        474,500
    173,380   HERLEY INDUSTRIES INCORPORATED+                                                                  2,964,798
     36,200   HOME DIAGNOSTICS INCORPORATION+                                                                    350,416
      9,800   ICU MEDICAL INCORPORATED+                                                                          298,018
     93,323   LTX-CREDENCE CORPORATION+                                                                          162,382
     38,400   MEDICAL ACTION INDUSTRIES INCORPORATED+                                                            504,192
     93,800   NEWPORT CORPORATION+                                                                             1,011,164
     12,500   PALOMAR MEDICAL TECHNOLOGIES INCORPORATED+                                                         168,250
    117,400   PERKINELMER INCORPORATED                                                                         2,931,478
     22,200   TERADYNE INCORPORATED+                                                                             173,382
     60,052   VITAL SIGNS INCORPORATED                                                                         4,437,843
                                                                                                              16,125,821
                                                                                                          --------------
METAL MINING: 1.85%
    109,430   APEX SILVER MINES LIMITED+                                                                         188,220
     21,775   GOLDCORP INCORPORATED                                                                              688,743
     55,450   NOVAGOLD RESOURCES INCORPORATED+                                                                   360,980
    127,120   PETAQUILLA MINERALS LIMITED+                                                                       100,425
     75,855   RANDGOLD RESOURCES LIMITED ADR                                                                   3,112,331
     33,106   YAMANA GOLD INCORPORATED                                                                           275,776
                                                                                                               4,726,475
                                                                                                          --------------

                   182 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.00%
     59,560   BIRCH MOUNTAIN RESOURCES LIMITED+                                                           $        5,063
                                                                                                          --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.61%
     49,510   ACCO BRANDS CORPORATION+                                                                           373,305
     25,600   ARMSTRONG WORLD INDUSTRIES INCORPORATED+                                                           739,840
    411,000   LEAPFROG ENTERPRISES INCORPORATED+                                                               4,340,160
     21,200   LYDALL INCORPORATED+                                                                               204,156
      5,000   RC2 CORPORATION+                                                                                   100,000
     32,700   RUSS BERRIE & COMPANY INCORPORATED+                                                                250,809
     23,300   STANDEX INTERNATIONAL CORPORATION                                                                  646,575
                                                                                                               6,654,845
                                                                                                          --------------
MISCELLANEOUS RETAIL: 0.21%
     44,000   AC MOORE ARTS & CRAFTS INCORPORATED+                                                               275,880
     39,300   PC MALL INCORPORATED+                                                                              268,419
                                                                                                                 544,299
                                                                                                          --------------
MOTION PICTURES: 0.02%
     80,500   WPT ENTERPRISES INCORPORATED+                                                                       45,885
                                                                                                          --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.13%
    126,457   MCG CAPITAL CORPORATION                                                                            331,317
                                                                                                          --------------
OIL & GAS EXTRACTION: 5.62%
      8,800   ATWOOD OCEANICS INCORPORATED+                                                                      320,320
     27,200   BRIGHAM EXPLORATION COMPANY+                                                                       298,928
      6,600   COMSTOCK RESOURCES INCORPORATED+                                                                   330,330
      9,020   FOREST OIL CORPORATION                                                                             447,392
    131,935   GLOBAL INDUSTRIES LIMITED+                                                                         915,629
     41,495   HELIX ENERGY SOLUTIONS GROUP INCORPORATED+                                                       1,007,499
     15,980   HELMERICH & PAYNE INCORPORATED                                                                     690,176
     16,710   HERCULES OFFSHORE INCORPORATED+                                                                    253,324
     71,435   KEY ENERGY SERVICES INCORPORATED+                                                                  828,646
     81,405   MCMORAN EXPLORATION COMPANY+                                                                     1,924,414
    251,705   NEWPARK RESOURCES INCORPORATED+                                                                  1,837,447
     15,605   OCEANEERING INTERNATIONAL INCORPORATED+                                                            832,059
      8,270   PRIDE INTERNATIONAL INCORPORATED+                                                                  244,875
     34,705   RANGE RESOURCES CORPORATION                                                                      1,487,803
     12,555   SANDRIDGE ENERGY INCORPORATED+                                                                     246,078
     12,600   SUPERIOR ENERGY SERVICES INCORPORATED+                                                             392,364
    205,400   SYNTROLEUM CORPORATION+                                                                            223,886
     56,020   TRILOGY ENERGY TRUST                                                                               419,525
      5,100   UNIT CORPORATION+                                                                                  254,082
     30,600   WARREN RESOURCES INCORPORATED+                                                                     305,388
     41,290   WILLBROS GROUP INCORPORATED+                                                                     1,094,185
                                                                                                              14,354,350
                                                                                                          --------------
PAPER & ALLIED PRODUCTS: 0.60%
    106,500   BUCKEYE TECHNOLOGIES INCORPORATED+                                                                 872,235
     26,190   CHESAPEAKE CORPORATION+                                                                             17,547
      8,800   SONOCO PRODUCTS COMPANY                                                                            261,184
     39,800   STANDARD REGISTER COMPANY                                                                          392,030
                                                                                                               1,542,996
                                                                                                          --------------
PERSONAL SERVICES: 0.11%
     10,600   REGIS CORPORATION                                                                                  291,500
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 183


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.33%
     30,100   DELEK US HOLDINGS INCORPORATED                                                              $      279,027
     50,075   INTEROIL CORPORATION+                                                                            1,377,063
     48,200   WD-40 COMPANY                                                                                    1,731,826
                                                                                                               3,387,916
                                                                                                          --------------
PIPELINES: 0.17%
     11,200   ENBRIDGE ENERGY PARTNERS LP                                                                        445,536
                                                                                                          --------------
PRIMARY METAL INDUSTRIES: 0.07%
      5,400   BELDEN CDT INCORPORATED                                                                            171,666
                                                                                                          --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.54%
     16,900   AMERICAN GREETINGS CORPORATION CLASS A                                                             258,401
     37,700   ENNIS INCORPORATED                                                                                 582,842
     64,460   JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                        314,565
     22,460   MCCLATCHY COMPANY CLASS A                                                                           98,824
     11,200   MULTI-COLOR CORPORATION                                                                            267,568
    458,200   PLAYBOY ENTERPRISES INCORPORATED CLASS B+                                                        1,805,308
     79,000   PRESSTEK INCORPORATED+                                                                             445,560
     79,365   R.H. DONNELLEY CORPORATION                                                                         157,936
                                                                                                               3,931,004
                                                                                                          --------------
REAL ESTATE: 0.35%
     26,135   HATTERAS FINANCIAL CORPORATION                                                                     606,332
     28,000   THOMAS PROPERTIES GROUP INCORPORATED                                                               282,800
                                                                                                                 889,132
                                                                                                          --------------
REAL ESTATE INVESTMENT TRUST (REIT): 0.35%
     51,100   LEXINGTON CORPORATE PROPERTIES TRUST                                                               879,942
                                                                                                          --------------
RESTAURANTS: 0.10%
     26,300   MCCORMICK & SCHMICK'S SEAFOOD INCORPORATED+                                                        256,162
                                                                                                          --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.44%
    147,883   INTERTAPE POLYMER GROUP INCORPORATED+                                                              403,721
      4,521   JARDEN CORPORATION+                                                                                106,017
     28,300   SEALED AIR CORPORATION                                                                             622,317
                                                                                                               1,132,055
                                                                                                          --------------
SOFTWARE: 0.05%
     10,000   EPIQ SYSTEMS INCORPORATED+                                                                         136,000
                                                                                                          --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.60%
     91,425   GENTEX CORPORATION                                                                               1,307,378
     48,800   US CONCRETE INCORPORATED+                                                                          218,136
                                                                                                               1,525,514
                                                                                                          --------------
TRANSPORTATION BY AIR: 0.41%
     69,075   AIRTRAN HOLDINGS INCORPORATED+                                                                     167,852
     33,365   JETBLUE AIRWAYS CORPORATION+                                                                       165,157
      5,966   PHI INCORPORATED+                                                                                  209,407
     13,885   PHI INCORPORATED (NON-VOTING)+                                                                     512,773
                                                                                                               1,055,189
                                                                                                          --------------

                   184 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
TRANSPORTATION EQUIPMENT: 0.81%
     21,000   ARCTIC CAT INCORPORATED                                                                     $      192,150
     28,700   ATC TECHNOLOGY CORPORATION+                                                                        681,338
     38,897   EXIDE TECHNOLOGIES+                                                                                287,060
    182,505   FLEETWOOD ENTERPRISES INCORPORATED+                                                                186,155
     47,065   HI SHEAR TECHNOLOGY CORPORATION                                                                    447,118
      5,400   WABTEC CORPORATION                                                                                 276,642
                                                                                                               2,070,463
                                                                                                          --------------
TRANSPORTATION SERVICES: 0.56%
     25,600   DYNAMEX INCORPORATED+                                                                              728,576
      8,500   GATX CORPORATION                                                                                   336,345
     21,600   PACER INTERNATIONAL INCORPORATED                                                                   355,752
                                                                                                               1,420,673
                                                                                                          --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.26%
    114,400   KENNETH COLE PRODUCTIONS INCORPORATED CLASS A                                                    1,681,680
     31,800   SCHOOL SPECIALTY INCORPORATED+                                                                     991,842
     92,200   SOURCE INTERLINK COMPANIES INCORPORATED+                                                            95,888
      9,200   UNITED STATIONERS INCORPORATED+                                                                    440,036
                                                                                                               3,209,446
                                                                                                          --------------
WHOLESALE TRADE-DURABLE GOODS: 1.43%
      5,300   BARNES GROUP INCORPORATED                                                                          107,166
     10,800   INTERLINE BRANDS INCORPORATED+                                                                     175,068
     48,400   KAMAN CORPORATION CLASS A                                                                        1,378,432
     14,900   LKQ CORPORATION+                                                                                   252,853
     97,900   NAVARRE CORPORATION+                                                                               141,955
      7,400   OWENS & MINOR INCORPORATED                                                                         358,900
     62,148   PATRICK INDUSTRIES INCORPORATED+                                                                   338,085
     73,400   POMEROY IT SOLUTIONS INCORPORATED+                                                                 331,034
     50,000   WILLIS LEASE FINANCE CORPORATION+                                                                  558,495
                                                                                                               3,641,988
                                                                                                          --------------
TOTAL COMMON STOCKS (COST $293,434,273)                                                                      248,354,179
                                                                                                          --------------
PREFERRED STOCKS: 0.13%
     14,000   ANWORTH MORTGAGE PREFERRED                                                                         231,000
      5,255   SVB CAPITAL II PREFERRED                                                                           104,575
TOTAL PREFERRED STOCKS (COST $433,183)                                                                           335,575
                                                                                                          --------------

                   Wells Fargo Advantage Master Portfolios 185


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                    VALUE
-----------   --------------------------------------------------------                                    --------------
SHORT-TERM INVESTMENTS: 3.78%
  9,665,690   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                $    9,665,690
                                                                                                          --------------
              TOTAL SHORT-TERM INVESTMENTS (COST $9,665,690)                                                   9,665,690
                                                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $303,533,146)*                                                     101.17%                          $  258,355,444
OTHER ASSETS AND LIABILITIES, NET                                         (1.17)                              (3,000,209)
                                                                         ------                           --------------
TOTAL NET ASSETS                                                         100.00%                          $  255,355,235
                                                                         ------                           --------------

----------
+    Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $9,665,690.

* Cost for federal income tax purposes is $305,427,189 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 30,068,459
Gross unrealized depreciation                 (77,140,204)
                                             ------------
Net unrealized appreciation (depreciation)   $(47,071,745)

The accompanying notes are an integral part of these financial statements.

                  186 Wells Fargo Advantage Master Portfolios


                        Statements of Assets and Liabilities--September 30, 2008

                                                                           C&B Large     Disciplined
                                                                           Cap Value       Growth
                                                                           Portfolio      Portfolio
                                                                         ------------   ------------
ASSETS
   Investments
      In securities, at market value (including securities on loan) ..   $656,572,140   $105,676,950
      Collateral received for securities loaned (Note 2) .............     34,038,697      8,123,192
      Investments in affiliates ......................................     28,412,552      3,473,513
                                                                         ------------   ------------
   Total investments at market value (see cost below) ................    719,023,389    117,273,655
                                                                         ------------   ------------
   Foreign currency, at value ........................................              0              0
   Variation margin receivable on futures contracts ..................              0              0
   Receivable for investments sold ...................................        321,000              0
   Receivables for dividends and interest ............................      1,783,826         51,019
   Receivable from securities lending agent ..........................              0              0
   Prepaid expenses and other assets .................................              0              0
                                                                         ------------   ------------
Total assets .........................................................    721,128,215    117,324,674
                                                                         ------------   ------------
LIABILITIES
   Foreign taxes payable .............................................              0              0
   Payable for investments purchased .................................      8,634,272        198,073
   Unrealized depreciation on forward foreign currency contracts .....              0              0
   Payable upon receipt of securities loaned (Note 2) ................     34,893,142      8,327,102
   Payable to investment advisor and affiliates (Note 3) .............        350,255         65,875
   Payable to securities lending agent ...............................        799,506         90,380
   Accrued expenses and other liabilities ............................          5,226         21,879
                                                                         ------------   ------------
Total liabilities ....................................................     44,682,401      8,703,309
                                                                         ------------   ------------
TOTAL NET ASSETS .....................................................   $676,445,814   $108,621,365
                                                                         ============   ============
Investments at cost ..................................................   $800,484,058   $118,883,767
                                                                         ------------   ------------
Foreign currencies at cost ...........................................   $          0   $          0
                                                                         ------------   ------------
Securities on loan, at market value (Note 2) .........................   $ 35,374,575   $  8,144,205
                                                                         ------------   ------------

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 187


Statements of Assets and Liabilities--September 30, 2008

  Emerging        Equity         Equity                       International   International
   Growth         Income          Value           Index            Core           Growth
  Portfolio      Portfolio      Portfolio       Portfolio       Portfolio       Portfolio
------------   ------------   ------------   --------------   -------------   -------------


$ 96,998,709   $354,015,209   $606,372,734   $2,208,909,166    $ 81,476,422    $123,291,935
  31,427,133     18,296,784     77,812,092      328,610,606         671,768       2,630,181
   3,085,099      6,784,659      8,271,768       36,658,404       3,699,427       8,876,994
------------   ------------   ------------   --------------    ------------    ------------
 131,510,941    379,096,652    692,456,594    2,574,178,176      85,847,617     134,799,110
------------   ------------   ------------   --------------    ------------    ------------
           0              0              0                0               0             100
           0              0              0          401,600               0               0
   2,731,738              0      9,079,693          423,972          64,564       1,204,197
      14,839        400,834        476,046        3,348,450         374,534         482,597
           0              0        515,705          510,051               0               0
           0              0              0                0          14,364               0
------------   ------------   ------------   --------------    ------------    ------------
 134,257,518    379,497,486    702,528,038    2,578,862,249      86,301,079     136,486,004
------------   ------------   ------------   --------------    ------------    ------------

           0              0              0                0          11,974               0
   2,692,780      1,992,088     11,736,679        4,179,239               0       2,354,453
           0              0              0                0               0           1,821
  32,216,022     18,756,073     79,765,343      336,859,441         671,768       2,630,181
      71,704        184,197        360,346          170,341          72,588         127,096
      31,561        482,489              0                0               0               0
      28,101         30,713         18,651           44,701           8,577           2,442
------------   ------------   ------------   --------------    ------------    ------------
  35,040,168     21,445,560     91,881,019      341,253,722         764,907       5,115,993
------------   ------------   ------------   --------------    ------------    ------------
$ 99,217,350   $358,051,926   $610,647,019   $2,237,608,527    $ 85,536,172    $131,370,011
============   ============   ============   ==============    ============    ============
$133,925,933   $339,762,856   $756,154,141   $2,440,953,548    $101,822,019    $165,027,305
------------   ------------   ------------   --------------    ------------    ------------
$          0   $          0   $          0   $            0    $          0    $        101
------------   ------------   ------------   --------------    ------------    ------------
$ 32,089,713   $ 20,316,478   $ 81,650,834   $  345,468,902    $    578,651    $  2,389,568
------------   ------------   ------------   --------------    ------------    ------------

                  188 Wells Fargo Advantage Master Portfolios


                        Statements of Assets and Liabilities--September 30, 2008

                                                                      International   International
                                                                          Index           Value
                                                                        Portfolio       Portfolio
                                                                      -------------   -------------
ASSETS
   Investments
      In securities, at market value (including securities on
         loan) ....................................................    $84,063,975     $285,430,338
      Collateral received for securities loaned (Note 2) ..........      1,602,052       13,647,927
      Investments in affiliates ...................................        345,298       17,359,667
                                                                       -----------     ------------
   Total investments at market value (see cost below) .............     86,011,325      316,437,932
                                                                       -----------     ------------
   Foreign currency, at value .....................................      1,152,787        8,109,222
   Variation margin receivable on futures contracts ...............        158,964                0
   Receivable for investments sold ................................        439,093           36,256
   Receivable from securities lending agent .......................              0                0
   Receivables for dividends and interest .........................        405,832        2,247,524
                                                                       -----------     ------------
Total assets ......................................................     88,168,001      326,830,934
                                                                       -----------     ------------
LIABILITIES
   Foreign taxes payable ..........................................              0                0
   Payable for investments purchased ..............................         16,405          370,723
   Unrealized depreciation on forward foreign currency contracts ..         46,402            1,446
   Payable upon receipt of securities loaned (Note 2) .............      1,602,052       13,647,927
   Payable to investment advisor and affiliates (Note 3) ..........         29,457          300,683
   Payable to securities lending agent ............................              0                0
   Accrued expenses and other liabilities .........................         67,976           49,130
                                                                       -----------     ------------
Total liabilities .................................................      1,762,292       14,369,909
                                                                       -----------     ------------
TOTAL NET ASSETS ..................................................    $86,405,709     $312,461,025
                                                                       ===========     ============
Investments at cost ...............................................    $83,713,726     $409,835,019
                                                                       -----------     ------------
Foreign currencies at cost ........................................    $ 1,171,081     $  8,235,382
                                                                       -----------     ------------
Securities on loan, at market value (Note 2) ......................    $ 1,490,547     $ 12,670,437
                                                                       -----------     ------------

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 189


Statements of Assets and Liabilities--September 30, 2008

   Large Cap      Large Company     Small Cap    Small Company   Small Company   Strategic Small
 Appreciation        Growth           Index          Growth          Value          Cap Value
   Portfolio        Portfolio       Portfolio      Portfolio       Portfolio        Portfolio
--------------   --------------   ------------   -------------   -------------   ---------------


$  141,407,694   $1,362,839,825   $282,182,847    $466,614,704    $429,288,095     $248,689,754
    14,666,896      166,970,537     65,360,988     115,536,741      60,118,538                0
     5,087,712       16,109,282        853,499      17,805,047      13,382,542        9,665,690
--------------   --------------   ------------    ------------    ------------     ------------
   161,162,302    1,545,919,644    348,397,334     599,956,492     502,789,175      258,355,444
--------------   --------------   ------------    ------------    ------------     ------------
             0                0              0               0               0                0
             0                0         99,050               0               0                0
     1,344,653                0      2,200,768       3,039,645       1,747,150          344,803
        82,814                0              0         778,420         174,415                0
       107,734          583,730        319,338          43,763         839,148          360,046
--------------   --------------   ------------    ------------    ------------     ------------
   162,697,503    1,546,503,374    351,016,490     603,818,320     505,549,888      259,060,293
--------------   --------------   ------------    ------------    ------------     ------------

           423                0              0               0               0            1,339
     1,854,674                0        877,834       3,703,935       3,623,128        3,594,413
             0                0              0               0               0                0
    15,035,067      171,161,858     67,001,690     118,436,963      61,627,643                0
        90,782          713,534         50,034         349,049         322,359          101,579
             0          776,293        563,653               0               0                0
        16,379           54,082         12,759          23,589          13,560            7,727
--------------   --------------   ------------    ------------    ------------     ------------
    16,997,325      172,705,767     68,505,970     122,513,536      65,586,690        3,705,058
--------------   --------------   ------------    ------------    ------------     ------------
$  145,700,178   $1,373,797,607   $282,510,520    $481,304,784    $439,963,198     $255,355,235
==============   ==============   ============    ============    ============     ============
$  177,311,280   $1,478,116,069   $360,830,603    $611,359,267    $582,913,875     $303,533,146
--------------   --------------   ------------    ------------    ------------     ------------
$            0   $            0   $          0    $          0    $          0     $          0
--------------   --------------   ------------    ------------    ------------     ------------
$   15,114,109   $  175,141,246   $ 65,938,273    $117,336,643    $ 61,181,889     $          0
--------------   --------------   ------------    ------------    ------------     ------------

                   190 Wells Fargo Advantage Master Portfolios


                 Statements of Operations--For the Year Ended September 30, 2008

                                                                                C&B Large      Disciplined
                                                                                Cap Value        Growth
                                                                                Portfolio       Portfolio
                                                                              -------------   ------------
    INVESTMENT INCOME
       Dividends(1) ......................................................    $  20,778,238   $    988,878
       Interest ..........................................................              316          1,398
       Income from affiliated securities .................................          832,134        154,335
       Securities lending income, net ....................................          328,434         29,914
                                                                              -------------   ------------
    Total investment income ..............................................       21,939,122      1,174,525
                                                                              -------------   ------------
    EXPENSES
       Advisory fees .....................................................        6,394,414      1,023,605
       Custody fees ......................................................          183,909         28,434
       Accounting fees ...................................................                0              0
       Professional fees .................................................           16,436         20,363
       Shareholder reports ...............................................           10,200          3,086
       Trustees' fees ....................................................            8,646          8,646
       Other fees and expenses ...........................................           20,818          6,236
                                                                              -------------   ------------
    Total expenses .......................................................        6,634,423      1,090,370
                                                                              -------------   ------------
    LESS
       Waived fees and reimbursed expenses (Note 3) ......................         (377,147)       (14,650)
       Net expenses ......................................................        6,257,276      1,075,720
                                                                              -------------   ------------
    Net investment income (loss) .........................................       15,681,846         98,805
                                                                              -------------   ------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    NET REALIZED GAIN (LOSS) FROM
       Securities, foreign currencies and foreign currency translation ...      (35,367,536)     4,180,970
       Securities lending ................................................         (790,693)      (153,760)
       Futures transactions ..............................................                0              0
       Affiliated securities .............................................                0              0
                                                                              -------------   ------------
    Net realized gain and loss from investments ..........................      (36,158,229)     4,027,210
                                                                              -------------   ------------
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
       Securities, foreign currencies and foreign currency translation ...     (190,956,930)   (42,079,017)
       Securities lending ................................................         (863,258)      (140,530)
       Forward foreign currency contracts ................................                0              0
       Futures transactions ..............................................                0              0
                                                                              -------------   ------------
    Net change in unrealized appreciation (depreciation) of investments ..     (191,820,188)   (42,219,547)
                                                                              -------------   ------------
    Net realized and unrealized gain (loss) on investments ...............     (227,978,417)   (38,192,337)
                                                                              -------------   ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......    $(212,296,571)  $(38,093,532)
                                                                              =============   ============

(1) Net of foreign withholding taxes of ..................................    $      73,551   $          0

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 191


                 Statements of Operations--For the Year Ended September 30, 2008

  Emerging         Equity          Equity                      International   International
   Growth          Income          Value           Index           Core            Growth
  Portfolio      Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
------------   -------------   -------------   -------------   -------------   -------------

$    131,100   $  12,897,896   $  14,441,835   $  51,821,004   $  3,142,396    $  4,810,505
           0           3,070           1,808          36,607              0             247
     114,613          99,505         643,913       1,423,075         48,691         230,673
     196,170         171,231         162,645         884,996         25,765         231,590
------------   -------------   -------------   -------------   ------------    ------------
     441,883      13,171,702      15,250,201      54,165,682      3,216,852       5,273,015
------------   -------------   -------------   -------------   ------------    ------------

     884,683       3,451,139       4,516,035       2,114,085      1,121,965       2,255,673
      20,480          96,211         127,997         497,089        118,102         237,439
           0               0               0               0            264           7,387
      26,198          24,124          19,593          27,082         60,014          30,587
      10,561           3,500           3,900          23,881          1,691           1,757
       8,646           8,646           8,646           8,646          8,646           8,646
       3,391           2,240           2,006          52,309         40,654          24,229
------------   -------------   -------------   -------------   ------------    ------------
     953,959       3,585,860       4,678,177       2,723,092      1,351,336       2,565,718
------------   -------------   -------------   -------------   ------------    ------------

     (15,144)       (821,797)       (188,193)        (17,780)       (26,513)        (78,855)
     938,815       2,764,063       4,489,984       2,705,312      1,324,823       2,486,863
------------   -------------   -------------   -------------   ------------    ------------
    (496,932)     10,407,639      10,760,217      51,460,370      1,892,029       2,786,152
------------   -------------   -------------   -------------   ------------    ------------

 (17,712,627)     15,451,096     (62,051,321)     83,050,873      9,186,889      23,560,876
    (453,847)       (432,120)       (796,555)     (3,602,054)             0               0
           0               0               0      (4,260,266)             0               0
           0               0               0       1,348,644              0               0
------------   -------------   -------------   -------------   ------------    ------------
 (18,166,474)     15,018,976     (62,847,876)     76,537,197      9,186,889      23,560,876
------------   -------------   -------------   -------------   ------------    ------------

 (16,210,650)   (146,940,690)   (143,548,406)   (632,095,020)   (50,504,489)    (91,452,506)
    (366,603)       (509,658)       (640,991)     (4,136,730)             0               0
           0               0               0               0          2,864         (19,118)
           0               0               0        (825,628)             0               0
------------   -------------   -------------   -------------   ------------    ------------
 (16,577,253)   (147,450,348)   (144,189,397)   (637,057,378)   (50,501,625)    (91,471,624)
------------   -------------   -------------   -------------   ------------    ------------
 (34,743,727)   (132,431,372)   (207,037,273)   (560,520,181)   (41,314,736)    (67,910,748)
------------   -------------   -------------   -------------   ------------    ------------
$(35,240,659)  $(122,023,733)  $(196,277,056)  $(509,059,811)  $(39,422,707)   $(65,124,596)
============   =============   =============   =============   ============    ============
$          0   $      20,518   $      34,987   $           0   $    421,380    $    668,895

                  192 Wells Fargo Advantage Master Portfolios


                 Statements of Operations--For the Year Ended September 30, 2008

                                                                              International   International
                                                                                  Index           Value
                                                                                Portfolio       Portfolio
                                                                              -------------   -------------
    INVESTMENT INCOME
       Dividends(1) .......................................................   $  3,783,913    $  17,948,688
       Interest ...........................................................         16,929           48,430
       Income from affiliated securities ..................................         31,209          385,829
       Securities lending income, net .....................................        109,871          562,563
                                                                              ------------    -------------
    Total investment income ...............................................      3,941,922       18,945,510
                                                                              ------------    -------------
    EXPENSES
       Advisory fees ......................................................        414,074        3,834,517
       Custody fees .......................................................        118,307          403,633
       Accounting fees ....................................................          4,185           15,400
       Professional fees ..................................................         24,838           24,126
       Shareholder reports ................................................          1,652              628
       Trustees' fees .....................................................          8,646            8,646
       Other fees and expenses ............................................         30,229           25,815
                                                                              ------------    -------------
    Total expenses ........................................................        601,931        4,312,765
                                                                              ------------    -------------
    LESS
       Waived fees and reimbursed expenses (Note 3) .......................        (14,216)        (218,326)
       Net expenses .......................................................        587,715        4,094,439
                                                                              ------------    -------------
    Net investment income (loss) ..........................................      3,354,207       14,851,071
                                                                              ------------    -------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    NET REALIZED GAIN (LOSS) FROM
       Securities, foreign currencies and foreign currency translation ....     17,784,127       (2,062,179)
       Securities lending .................................................              0                0
       Forward Foreign Currency Contracts .................................        (18,251)               0
       Futures transactions ...............................................       (749,746)               0
                                                                              ------------    -------------
    Net realized gain and loss from investments ...........................     17,016,130       (2,062,179)
                                                                              ------------    -------------
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
       Securities, foreign currencies and foreign currency translation ....    (57,030,578)    (174,522,680)
       Securities lending .................................................              0                0
       Forward foreign currency contracts .................................        (53,357)          (1,534)
       Futures transactions ...............................................       (245,154)               0
                                                                              ------------    -------------
    Net change in unrealized appreciation (depreciation) of investments ...    (57,329,089)    (174,524,214)
                                                                              ------------    -------------
    Net realized and unrealized gain (loss) on investments ................    (40,312,959)    (176,586,393)
                                                                              ------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......   $(36,958,752)   $(161,735,322)
                                                                              ============    =============
(1) Net of foreign withholding taxes of ...................................   $    370,161    $   1,400,067

   The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 193


Statements of Operations--For the Year Ended September 30, 2008

 Large Cap     Large Company     Small Cap     Small Company   Small Company     Strategic
Appreciation       Growth          Index           Growth           Value         Small Cap
 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio     Value Portfolio
------------   -------------   -------------   -------------   -------------   ---------------

$  1,651,577   $  22,175,514   $   4,171,938   $   1,219,924   $   6,857,939    $  4,575,480
           0             664          19,105               0               0             153
     123,002         905,951         194,150         670,801         372,829         330,509
      26,510         703,145         806,880         349,105         828,298               0
------------   -------------   -------------   -------------   -------------    ------------
   1,801,089      23,785,274       5,192,073       2,239,830       8,059,066       4,906,142
------------   -------------   -------------   -------------   -------------    ------------

   1,144,851      13,637,585         673,721       5,333,627       3,649,032       2,631,132
      32,710         415,090          67,372         123,716          84,099          60,546
           0               0               0               0               0               0
      18,776          28,392          22,293          21,551          18,733          31,390
         775           8,478           3,905           1,428           3,906           3,761
       8,646           8,646           8,646           8,646           8,646           8,646
       3,816          32,868           2,924          11,701           4,218           7,392
------------   -------------   -------------   -------------   -------------    ------------
   1,209,574      14,131,059         778,861       5,500,669       3,768,634       2,742,867
------------   -------------   -------------   -------------   -------------    ------------

     (77,147)       (264,250)       (160,083)         (9,264)        (13,035)       (244,481)
   1,132,427      13,866,809         618,778       5,491,405       3,755,599       2,498,386
------------   -------------   -------------   -------------   -------------    ------------
     668,662       9,918,465       4,573,295      (3,251,575)      4,303,467       2,407,756
------------   -------------   -------------   -------------   -------------    ------------


  (1,924,725)    201,266,216      46,876,861    (113,960,919)    (43,549,080)    (13,730,330)
    (145,644)     (2,557,248)     (1,183,087)     (1,164,012)       (722,647)              0
           0               0               0               0               0               0
           0               0        (572,738)              0               0               0
------------   -------------   -------------   -------------   -------------    ------------
  (2,070,369)    198,708,968      45,121,036    (115,124,931)    (44,271,727)    (13,730,330)
------------   -------------   -------------   -------------   -------------    ------------

 (45,765,351)   (723,598,746)   (103,738,024)    (83,992,941)    (74,767,896)    (45,354,009)
    (139,713)     (2,410,366)     (1,021,268)       (957,790)       (612,043)              0
           0               0               0               0               0               0
           0               0        (170,768)              0               0               0
------------   -------------   -------------   -------------   -------------    ------------
 (45,905,064)   (726,009,112)   (104,930,060)    (84,950,731)    (75,379,939)    (45,354,009)
------------   -------------   -------------   -------------   -------------    ------------
 (47,975,433)   (527,300,144)    (59,809,024)   (200,075,662)   (119,651,666)    (59,084,339)
------------   -------------   -------------   -------------   -------------    ------------
$(47,306,771)  $(517,381,679)  $ (55,235,729)  $(203,327,237)  $(115,348,199)   $(56,676,583)
============   =============   =============   =============   =============    ============
$          0   $     425,230   $       1,473   $      12,624   $           0    $     18,704

                  194 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                  C&B LARGE CAP VALUE PORTFOLIO
                                                                             ---------------------------------------
                                                                                   For the              For the
                                                                                 Year Ended           Year Ended
                                                                             September 30, 2008   September 30, 2007
                                                                             ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................................     $1,241,289,608       $  841,546,045
OPERATIONS
   Net investment income (loss) ..........................................         15,681,846           16,064,930
   Net realized gain (loss) on investments ...............................        (36,158,229)          56,127,455
   Net change in unrealized appreciation (depreciation) of investments ...       (191,820,188)          43,387,252
                                                                               --------------       --------------
Net increase (decrease) in net assets resulting from operations ..........       (212,296,571)         115,579,637
                                                                               --------------       --------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions .........................................................         98,602,518          483,212,085
   Withdrawals ...........................................................       (451,149,741)        (199,048,159)
                                                                               --------------       --------------
Net increase (decrease) from transactions in investors'
   beneficial interests ..................................................       (352,547,223)         284,163,926
                                                                               --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................       (564,843,794)         399,743,563
                                                                               ==============       ==============
ENDING NET ASSETS ........................................................     $  676,445,814       $1,241,289,608
                                                                               ==============       ==============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 195


Statements of Changes in Net Assets

      DISCIPLINED GROWTH PORTFOLIO               EMERGING GROWTH PORTFOLIO                  EQUITY INCOME PORTFOLIO
---------------------------------------   ---------------------------------------   ---------------------------------------
      For the              For the              For the              For the              For the              For the
    Year Ended           Year Ended           Year Ended          Period Ended          Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

   $ 183,601,568        $187,057,301         $ 86,519,880         $          0        $ 665,234,283        $1,015,722,285

          98,805             185,231             (496,932)            (191,853)          10,407,639            16,078,785
       4,027,210          20,448,384          (18,166,474)             377,651           15,018,976           188,810,247
     (42,219,547)         15,231,365          (16,577,253)          14,162,261         (147,450,348)          (73,139,434)
   -------------        ------------         ------------         ------------        -------------        --------------
     (38,093,532)         35,864,980          (35,240,659)          14,348,059         (122,023,733)          131,749,598
   -------------        ------------         ------------         ------------        -------------        --------------


      14,240,316           4,065,448           80,290,432           88,757,743           20,691,701            16,754,808
     (51,126,987)        (43,386,161)         (32,352,303)         (16,585,922)        (205,850,325)         (498,992,408)
   -------------        ------------         ------------         ------------        -------------        --------------

     (36,886,671)        (39,320,713)          47,938,129           72,171,821         (185,158,624)         (482,237,600)
   -------------        ------------         ------------         ------------        -------------        --------------
     (74,980,203)         (3,455,733)          12,697,470           86,519,880         (307,182,357)         (350,488,002)
   =============        ============         ============         ============        =============        ==============
   $ 108,621,365        $183,601,568         $ 99,217,350         $ 86,519,880        $ 358,051,926        $  665,234,283
   =============        ============         ============         ============        =============        ==============

                  196 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                      EQUITY VALUE PORTFOLIO
                                                  ------------------------------
                                                      For the        For the
                                                    Year Ended      Year Ended
                                                   September 30,   September 30,
                                                       2008            2007
                                                  -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................    $ 639,562,611   $ 490,515,385
OPERATIONS
   Net investment income (loss) ...............       10,760,217       7,512,769
   Net realized gain (loss) on investments ....      (62,847,876)     65,605,985
   Net change in unrealized appreciation
      (depreciation) of investments ...........     (144,189,397)     30,705,045
                                                   -------------   -------------
Net increase (decrease) in net assets resulting
   from operations ............................     (196,277,056)    103,823,799
                                                   -------------   -------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ..............................      292,223,804     125,489,688
   Withdrawals ................................     (124,862,340)    (80,266,261)
                                                   -------------   -------------
Net increase (decrease) from transactions in
   investors' beneficial interests ............      167,361,464      45,223,427
                                                   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS .........      (28,915,592)    149,047,226
                                                   =============   =============
ENDING NET ASSETS .............................    $ 610,647,019   $ 639,562,611
                                                   =============   =============

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 197


Statements of Changes in Net Assets

         INDEX PORTFOLIO           INTERNATIONAL CORE PORTFOLIO    INTERNATIONAL GROWTH PORTFOLIO
-------------------------------    -----------------------------   ------------------------------
    For the          For the          For the         For the          For the         For the
  Year Ended       Year Ended        Year Ended      Year Ended      Year Ended       Year Ended
September 30,     September 30,    September 30,   September 30,   September 30,    September 30,
     2008             2007              2008            2007            2008             2007
--------------   --------------    -------------   -------------   --------------   -------------
$2,814,355,166   $2,548,093,616    $ 159,894,926   $ 161,638,942   $  300,626,325   $ 301,162,819
    51,460,370       51,519,728        1,892,029       2,056,363        2,786,152       3,331,475
    76,537,197      117,184,727        9,186,889      27,306,462       23,560,876      56,226,589
  (637,057,378)     245,109,179      (50,501,625)      5,567,904      (91,471,624)     15,364,318
--------------   --------------    -------------   -------------   --------------   -------------
  (509,059,811)     413,813,634      (39,422,707)     34,930,729      (65,124,596)     74,922,382
--------------   --------------    -------------   -------------   --------------   -------------

   283,521,466      226,915,817       16,890,599       5,766,735       30,221,875      57,271,305
  (351,208,294)    (374,467,901)     (51,826,646)    (42,441,480)    (134,353,593)   (132,730,181)
--------------   --------------    -------------   -------------   --------------   -------------
   (67,686,828)    (147,552,084)     (34,936,047)    (36,674,745)    (104,131,718)    (75,458,876)
--------------   --------------    -------------   -------------   --------------   -------------
  (576,746,639)     266,261,550      (74,358,754)     (1,744,016)    (169,256,314)       (536,494)
==============   ==============    =============   =============   ==============   =============
$2,237,608,527   $2,814,355,166    $  85,536,172   $ 159,894,926   $  131,370,011   $ 300,626,325
==============   ==============    =============   =============   ==============   =============

                  198 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                  INTERNATIONAL INDEX PORTFOLIO
                                                                                  -----------------------------
                                                                                     For the        For the
                                                                                    Year Ended     Year Ended
                                                                                  September 30,   September 30,
                                                                                       2008            2007
                                                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................   $160,036,146    $161,960,014
OPERATIONS
   Net investment income (loss) ...............................................      3,354,207       3,481,241
   Net realized gain (loss) on investments ....................................     17,016,130      13,737,627
   Net change in unrealized appreciation (depreciation) of investments ........    (57,329,089)     18,734,077
                                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from operations ...............    (36,958,752)     35,952,945
                                                                                  ------------    ------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ..............................................................     15,602,378       4,852,777
   Withdrawals ................................................................    (52,274,063)    (42,729,590)
                                                                                  ------------    ------------
Net increase (decrease) from transactions in investors' beneficial interests ..    (36,671,685)    (37,876,813)
                                                                                  ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................    (73,630,437)     (1,923,868)
                                                                                  ============    ============
ENDING NET ASSETS .............................................................    $86,405,709    $160,036,146
                                                                                  ============    ============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 199


Statements of Changes in Net Assets

                                     LARGE CAP APPRECIATION
INTERNATIONAL VALUE PORTFOLIO              PORTFOLIO             LARGE COMPANY GROWTH PORTFOLIO
-----------------------------   -----------------------------   --------------------------------
   For the        For the         For the          For the          For the           For the
 Year Ended      Year Ended      Year Ended      Year Ended       Year Ended        Year Ended
September 30,   September 30,   September 30,   September 30,    September 30,     September 30,
    2008            2007            2008             2007            2008              2007
-------------   -------------   -------------   -------------   ---------------   --------------

$ 447,175,488   $303,207,650    $179,028,956    $170,740,349    $ 2,759,101,141   $3,092,485,051

   14,851,071      9,296,214         668,662         967,108          9,918,465       13,363,990
   (2,062,179)    23,855,136      (2,070,369)     14,007,484        198,708,968      260,107,600
 (174,524,214)    35,415,227     (45,905,064)     19,094,005       (726,009,112)     206,232,842
-------------   ------------    ------------    ------------    ---------------   --------------
 (161,735,322)    68,566,577     (47,306,771)     34,068,597       (517,381,679)     479,704,432
-------------   ------------    ------------    ------------    ---------------   --------------


   97,350,699    121,299,047      48,967,685      16,092,463         74,224,168       90,833,168
  (70,329,840)   (45,897,786)    (34,989,692)    (41,872,453)      (942,146,023)    (903,921,510)
-------------   ------------    ------------    ------------    ---------------   --------------
   27,020,859     75,401,261      13,977,993     (25,779,990)      (867,921,855)    (813,088,342)
-------------   ------------    ------------    ------------    ---------------   --------------
 (134,714,463)   143,967,838     (33,328,778)      8,288,607     (1,385,303,534)    (333,383,910)
=============   ============    ============    ============    ===============   ==============
$ 312,461,025   $447,175,488    $145,700,178    $179,028,956    $ 1,373,797,607   $2,759,101,141
=============   ============    ============    ============    ===============   ==============

                   200 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                              SMALL CAP INDEX PORTFOLIO
                                                                                      ---------------------------------------
                                                                                            For the              For the
                                                                                          Year Ended           Year Ended
                                                                                      September 30, 2008   September 30, 2007
                                                                                      ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ...........................................................      $ 415,372,828        $ 396,054,239
OPERATIONS
   Net investment income (loss) ...................................................          4,573,295            4,748,319
   Net realized gain (loss) on investments ........................................         45,121,036           52,487,191
   Net change in unrealized appreciation (depreciation) of investments ............       (104,930,060)             527,499
                                                                                         -------------        -------------
Net increase (decrease) in net assets resulting from operations ...................        (55,235,729)          57,763,009
                                                                                         -------------        -------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ..................................................................         20,072,159           51,981,926
   Withdrawals ....................................................................        (97,698,738)         (90,426,346)
                                                                                         -------------        -------------
Net increase (decrease) from transactions in investors' beneficial interests ......        (77,626,579)         (38,444,420)
                                                                                         -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS .............................................       (132,862,308)          19,318,589
                                                                                         =============        =============
ENDING NET ASSETS .................................................................      $ 282,510,520        $ 415,372,828
                                                                                         =============        =============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 201


Statements of Changes in Net Assets

     SMALL COMPANY GROWTH PORTFOLIO            SMALL COMPANY VALUE PORTFOLIO          STRATEGIC SMALL CAP VALUE PORTFOLIO
---------------------------------------   ---------------------------------------   ---------------------------------------
      For the              For the              For the              For the              For the              For the
    Year Ended           Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

  $ 833,747,672         $ 927,550,765        $ 513,730,741        $ 456,421,037       $ 371,760,563        $ 359,375,258

     (3,251,575)           (4,245,817)           4,303,467            2,716,459           2,407,756            1,156,324
   (115,124,931)          119,507,224          (44,271,727)          60,770,961         (13,730,330)          28,258,077
    (84,950,731)           33,980,926          (75,379,939)         (34,673,152)        (45,354,009)           1,189,101
  -------------         -------------        -------------        -------------       -------------        -------------
   (203,327,237)          149,242,333         (115,348,199)          28,814,268         (56,676,583)          30,603,502
  -------------         -------------        -------------        -------------       -------------        -------------


     38,634,147            59,572,668          168,578,933          106,270,058          22,945,270           56,302,978
   (187,749,798)         (302,618,094)        (126,998,277)         (77,774,622)        (82,674,015)         (74,521,175)
  -------------         -------------        -------------        -------------       -------------        -------------
   (149,115,651)         (243,045,426)          41,580,656           28,495,436         (59,728,745)         (18,218,197)
  -------------         -------------        -------------        -------------       -------------        -------------
   (352,442,888)          (93,803,093)         (73,767,543)          57,309,704        (116,405,328)          12,385,305
  =============         =============        =============        =============       =============        =============
  $ 481,304,784         $ 833,747,672        $ 439,963,198        $ 513,730,741       $ 255,355,235        $ 371,760,563
  =============         =============        =============        =============       =============        =============

                   202 Wells Fargo Advantage Master Portfolios


                                                            Financial Highlights

                                                 Ratio to Average Net Assets (Annualized)(1)
                                               -----------------------------------------------               Portfolio
                                               Net Investment     Gross    Expenses      Net       Total      Turnover
                                                Income (Loss)   Expenses    Waived    Expenses   Return(2)      Rate
                                               --------------   --------   --------   --------   ---------   ---------
C&B LARGE CAP VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 ......        1.71%         0.73%    (0.05)%      0.68%     (20.18)%       21%
October 1, 2006 to September 30, 2007 ......        1.48%         0.74%    (0.06)%      0.68%      11.88%        24%
October 1, 2005 to September 30, 2006 ......        1.77%         0.76%    (0.10)%      0.66%      15.30%        29%
December 6, 2004(3) to September 30, 2005 ..        0.98%         0.77%    (0.06)%      0.71%       1.51%        19%

DISCIPLINED GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 ......        0.07%         0.77%    (0.01)%      0.76%     (25.19)%      103%
October 1, 2006 to September 30, 2007 ......        0.10%         0.79%     0.00%(4)    0.79%      21.22%        68%
October 1, 2005 to September 30, 2006 ......        0.12%         0.79%    (0.01)%      0.78%       1.41%        90%
October 1, 2004 to September 30, 2005 ......        0.44%         0.79%    (0.01)%      0.78%      11.76%        45%
October 1, 2003 to September 30, 2004 ......        0.28%         0.80%    (0.26)%      0.54%       9.88%        87%

EMERGING GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 ......       (0.49)%        0.93%    (0.01)%      0.92%     (30.95)%      191%
January 31, 2007(3) to September 30, 2007 ..       (0.54)%        1.01%    (0.02)%      0.99%      24.40%       125%

EQUITY INCOME PORTFOLIO
October 1, 2007 to September 30, 2008 ......        2.16%         0.75%    (0.18)%      0.57%     (23.18)%        8%
October 1, 2006 to September 30, 2007 ......        1.91%         0.76%    (0.19)%      0.57%      15.91%        16%
October 1, 2005 to September 30, 2006 ......        1.84%         0.75%    (0.05)%      0.70%      11.21%         7%
October 1, 2004 to September 30, 2005 ......        2.04%         0.73%    (0.13)%      0.60%      13.30%        20%
October 1, 2003 to September 30, 2004 ......        1.86%         0.77%    (0.21)%      0.56%      17.04%        11%

EQUITY VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 ......        1.68%         0.74%    (0.04)%      0.70%     (27.44)%      152%
October 1, 2006 to September 30, 2007 ......        1.29%         0.77%    (0.08)%      0.69%      20.21%       108%
October 1, 2005 to September 30, 2006 ......        1.18%         0.78%    (0.01)%      0.77%      10.73%       107%
October 1, 2004 to September 30, 2005 ......        1.22%         0.78%    (0.02)%      0.76%      21.61%       145%
October 1, 2003 to September 30, 2004 ......        1.25%         0.80%    (0.18)%      0.62%      17.82%       122%

INDEX PORTFOLIO
October 1, 2007 to September 30, 2008 ......        2.07%         0.11%     0.00%(4)    0.11%     (22.28)%        5%
October 1, 2006 to September 30, 2007 ......        1.86%         0.11%    (0.01)%      0.10%      16.35%         8%
October 1, 2005 to September 30, 2006 ......        1.86%         0.11%     0.00%       0.11%      10.70%         9%
October 1, 2004 to September 30, 2005 ......        2.08%         0.12%    (0.08)%      0.04%      12.23%         8%
October 1, 2003 to September 30, 2004 ......        1.71%         0.17%    (0.14)%      0.03%      13.87%         2%

INTERNATIONAL CORE PORTFOLIO
October 1, 2007 to September 30, 2008 ......        1.60%         1.14%    (0.02)%      1.12%     (31.42)%       55%
October 1, 2006 to September 30, 2007 ......        1.27%         1.09%    (0.01)%      1.08%      23.70%        66%
October 1, 2005 to September 30, 2006 ......        1.99%         1.09%    (0.06)%      1.03%      14.58%        39%
October 1, 2004 to September 30, 2005 ......        1.51%         1.09%    (0.01)%      1.08%      18.69%       108%
October 1, 2003 to September 30, 2004 ......        0.86%         1.11%    (0.15)%      0.96%      13.84%        33%

INTERNATIONAL GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 ......        1.17%         1.08%    (0.03)%      1.05%     (28.68)%       57%
October 1, 2006 to September 30, 2007 ......        1.09%         1.06%    (0.03)%      1.03%      27.40%        73%
October 1, 2005 to September 30, 2006 ......        0.87%         1.07%    (0.09)%      0.98%      19.95%        62%
October 6, 2004(3) to September 30, 2005 ...        1.02%         1.08%    (0.02)%      1.06%      22.30%        67%

----------
(1) During each period, various fees and expenses were waived and reimbursed, as indicated The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown Returns for periods less than one year are not annualized.

(3)  Commencement of operations

(4)  Amount calculated is less than .005%.

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 203


Financial Highlights

                                                 Ratio to Average Net Assets (Annualized)(1)
                                               -----------------------------------------------               Portfolio
                                               Net Investment     Gross    Expenses      Net       Total      Turnover
                                                Income (Loss)   Expenses    Waived    Expenses   Return(2)      Rate
                                               --------------   --------   --------   --------   ---------   ---------
INTERNATIONAL INDEX PORTFOLIO
October 1, 2007 to September 30, 2008 ......        2.84%         0.51%    (0.01)%      0.50%     (29.67)%       14%
October 1, 2006 to September 30, 2007 ......        2.15%         0.49%     0.00%       0.49%      24.52%         3%
October 1, 2005 to September 30, 2006 ......        2.59%         0.49%    (0.12)%      0.37%      19.44%         7%
October 6, 2004(3) to September 30, 2005 ...        2.41%         0.49%    (0.03)%      0.46%      21.90%        21%

INTERNATIONAL VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 ......        3.68%         1.07%    (0.06)%      1.01%     (34.21)%       23%
October 1, 2006 to September 30, 2007 ......        2.47%         1.07%    (0.04)%      1.03%      21.91%        19%
October 1, 2005 to September 30, 2006 ......        2.34%         1.09%     0.00%       1.09%      19.32%        31%
October 1, 2004 to September 30, 2005 ......        2.21%         1.11%    (0.01)%      1.10%      25.92%        14%
October 31, 2003(3) to September 30, 2004 ..        2.61%         1.02%    (0.18)%      0.84%      20.00%        24%

LARGE CAP APPRECIATION PORTFOLIO
October 1, 2007 to September 30, 2008 ......        0.41%         0.74%    (0.05)%      0.69%     (25.49)%      151%
October 1, 2006 to September 30, 2007 ......        0.57%         0.74%    (0.05)%      0.69%      21.80%       145%
October 1, 2005 to September 30, 2006 ......        0.65%         0.75%    (0.03)%      0.72%       3.34%       155%
October 1, 2004 to September 30, 2005 ......        0.83%         0.74%     0.00%       0.74%      20.02%       133%
October 1, 2003 to September 30, 2004 ......        0.50%         0.76%    (0.14)%      0.62%      10.56%       149%

LARGE COMPANY GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 ......        0.48%         0.68%    (0.01)%      0.67%     (22.59)%        7%
October 1, 2006 to September 30, 2007 ......        0.46%         0.70%    (0.02)%      0.68%      17.80%        10%
October 1, 2005 to September 30, 2006 ......        0.14%         0.70%    (0.09)%      0.61%       1.41%         6%
October 1, 2004 to September 30, 2005 ......        0.69%         0.69%    (0.01)%      0.68%      11.03%        18%
October 1, 2003 to September 30, 2004 ......       (0.09)%        0.76%    (0.08)%      0.68%       2.96%        14%

SMALL CAP INDEX PORTFOLIO
October 1, 2007 to September 30, 2008 ......        1.36%         0.23%    (0.05)%      0.18%     (14.30)%       22%
October 1, 2006 to September 30, 2007 ......        1.10%         0.23%    (0.05)%      0.18%      14.78%        24%
October 1, 2005 to September 30, 2006 ......        0.95%         0.24%    (0.01)%      0.23%       6.89%        20%
October 1, 2004 to September 30, 2005 ......        1.00%         0.23%    (0.05)%      0.18%      21.03%        14%
October 1, 2003 to September 30, 2004 ......        0.93%         0.28%    (0.19)%      0.09%      23.97%        17%

SMALL COMPANY GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 ......       (0.53)%        0.89%     0.00%(4)    0.89%     (27.50)%      150%
October 1, 2006 to September 30, 2007 ......       (0.46)%        0.90%     0.00%       0.90%      17.74%       138%
October 1, 2005 to September 30, 2006 ......       (0.33)%        0.91%    (0.01)%      0.90%       7.02%       125%
October 1, 2004 to September 30, 2005 ......       (0.45)%        0.91%     0.00%       0.91%      16.51%       142%
October 1, 2003 to September 30, 2004 ......       (0.63)%        0.93%    (0.07)%      0.86%      12.70%       145%

SMALL COMPANY VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 ......        1.02%         0.90%    (0.01)%      0.89%     (22.01)%       82%
October 1, 2006 to September 30, 2007 ......        0.53%         0.93%    (0.01)%      0.92%       6.53%        69%
October 1, 2005 to September 30, 2006 ......        0.64%         0.92%    (0.13)%      0.79%       6.70%       114%
October 1, 2004 to September 30, 2005 ......        0.61%         0.92%    (0.10)%      0.82%      24.77%        70%
October 1, 2003 to September 30, 2004 ......        0.54%         0.93%    (0.13)%      0.80%      23.72%        64%

STRATEGIC SMALL CAP VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 ......        0.80%         0.91%    (0.08)%      0.83%     (16.47)%       46%
October 1, 2006 to September 30, 2007 ......        0.30%         0.93%    (0.01)%      0.92%       8.65%        64%
January 31, 2006(3) to September 30, 2006 ..        0.75%         0.94%    (0.19)%      0.75%       0.60%        37%

                   204 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 23 separate investment portfolios. These financial statements are for 16 of those portfolios as follows: the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (each, a "Fund" and collectively, the "Funds").

Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

                   Wells Fargo Advantage Master Portfolios 205


Notes to Financial Statements

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of Septemer 30, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2005; May 31, 2006; May 31, 2007; May 31, 2008) are
subject to examination by the Internal Revenue Service and state departments of revenue.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

                   206 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

As of September 30, 2008, outstanding forward contracts were as follows:

                       Currency                                    Currency
                       Amount to                                     Amount    Net Unrealized
                          be                          Settlement     to be      Appreciation/
    PORTFOLIO          Received    Type of Currency      Date      Delivered   (Depreciation)
-------------------   ----------   ----------------   ----------   ---------   --------------
INTERNATIONAL INDEX
   PORTFOLIO             325,000     British Pound    12/29/2008    $601,608      $(22,184)
                         400,000         Euro         12/29/2008     588,520       (23,504)
                      70,000,000     Japanese Yen     12/29/2008     667,843          (714)

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2008, the following Funds held open futures contracts:


                                                                       Notional   Net Unrealized
                                                        Expiration     Contract    Appreciation/
     PORTFOLIO         Contracts         Type              Date         Amount    (Depreciation)
-------------------   ----------   ----------------   -------------   ---------   --------------
INDEX PORTFOLIO         32 Long         S&P 500       December 2008   9,621,700     $(269,700)
INTERNATIONAL
   INDEX PORTFOLIO      15 Long     DJ Eurostoxx 50   December 2008     668,444       (23,287)
                         8 Long     FTSE 100 Index    December 2008     750,430       (41,306)
                         7 Long          TOPIX        December 2008     785,369       (69,315)
SMALL CAP INDEX
   PORTFOLIO             7 Long      Russell 2000     December 2008   2,331,168        43,232

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of

                  Wells Fargo Advantage Master Portfolios 207


Notes to Financial Statements

a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the period from October 17, 2007 through the end of the fiscal year, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at September 30, 2008, are shown on the Statements of Assets and Liabilities.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of September 30, 2008, the following Funds owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                    Defaulted SIVs
PORTFOLIO                          ($Market Value)   % of Net Assets
---------                          ---------------   ---------------
C&B LARGE CAP VALUE PORTFOLIO        $ 1,778,176          0.26%
DISCIPLINED GROWTH PORTFOLIO             424,358          0.39%
EMERGING GROWTH PORTFOLIO              1,641,746          1.65%
EQUITY INCOME PORTFOLIO                  955,824          0.27%
EQUITY VALUE PORTFOLIO                 4,064,898          0.67%
INDEX PORTFOLIO                       17,166,589          0.77%
LARGE CAP APPRECIATION PORTFOLIO         766,197          0.53%
LARGE COMPANY GROWTH PORTFOLIO         8,722,526          0.63%
SMALL CAP INDEX PORTFOLIO              3.414,452          1.21%
SMALL COMPANY GROWTH PORTFOLIO         6,035,629          1.25%
SMALL COMPANY VALUE PORTFOLIO          3,140,587          0.71%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

                  208 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                         Advisory
                                                         Fees (%
                                                            of
                                                          Average                                               Subadvisory
                                                           Daily                                                 Fees (% of
                                       Average Daily        Net                               Average Daily     Average Daily
PORTFOLIO                               Net Assets        Assets)        Subadviser            Net Assets        Net Assets)
---------                           ------------------   --------   --------------------   ------------------   -------------
C&B LARGE CAP VALUE PORTFOLIO(1)    First $500 million     0.700    Cooke & Bieler LP      First $250 million       0.450
                                    Next $500 million      0.650                           Next $250 million        0.400
                                    Next $2 billion        0.600                           Next $250 million        0.350
                                    Next $2 billion        0.575                           Over $750 million        0.300
                                    Over $5 billion        0.550
DISCIPLINED GROWTH PORTFOLIO(1)     First $500 million     0.700    Smith Asset            First $200 million       0.300
                                    Next $500 million      0.650    Management             Next $300 million        0.200
                                    Next $2 billion        0.600    Group LP               Over $500 million        0.150
                                    Next $2 billion        0.575
                                    Over $5 billion        0.550
EMERGING GROWTH PORTFOLIO(2)        First 500 million      0.850    Wells Capital          First $100 million       0.550
                                    Next 500 million       0.825    Management             Next $100 million        0.500
                                    Next $1 billion        0.800    Incorporated           Over $200 million        0.400
                                    Next $1 billion        0.775
                                    Next $3 billion        0.750
EQUITY INCOME PORTFOLIO(1)          First $500 million     0.700    Wells Capital          First $100 million       0.350
                                    Next $500 million      0.650    Management             Next $100 million        0.300
                                    Next $2 billion        0.600    Incorporated           Next $300 million        0.200
                                    Next $2 billion        0.575                           Over $500 million        0.150
                                    Over $5 billion        0.550
EQUITY VALUE PORTFOLIO(1)           First $500 million     0.700    Systematic Financial   First $150 million       0.300
                                    Next $500 million      0.650    Management LP          Next $200 million        0.200
                                    Next $2 billion        0.600                           Next $400 million        0.150
                                    Next $2 billion        0.575                           Next $250 million        0.130
                                    Over $5 billion        0.550                           Over $1 billion          0.100
INDEX PORTFOLIO                     First $500 million     0.100    Wells Capital          First $100 million       0.050
                                    Next $500 million      0.100    Management             Next $100 million        0.030
                                    Next $2 billion        0.075    Incorporated           Over $200 million        0.020
                                    Next $2 billion        0.075
                                    Over $5 billion        0.050
INTERNATIONAL CORE PORTFOLIO        First $500 million     0.950    New Star               First $50 million        0.350
                                    Next $500 million      0.900    Institutional          Next $500 million        0.290
                                    Next $2 billion        0.850    Managers               Over $550 million        0.200
                                    Next $2 billion        0.825    Limited
                                    Over $5 billion        0.800
INTERNATIONAL GROWTH PORTFOLIO      First $500 million     0.950    Artisan Partners LP    First $250 million       0.700
                                    Next $500 million      0.900                           Over $250 million        0.500
                                    Next $2 billion        0.850
                                    Next $2 billion        0.825
                                    Over $5 billion        0.800
INTERNATIONAL INDEX PORTFOLIO       First $500 million     0.350    SSgA Funds             First $100 million       0.080
                                    Next $500 million      0.350    Management             Over $100 million        0.060
                                    Next $2 billion        0.325
                                    Next $2 billion        0.325
                                    Over $5 billion        0.300

                  Wells Fargo Advantage Master Portfolios 209


Notes to Financial Statements

                                                         Advisory
                                                         Fees (%
                                                            of
                                                          Average                                                Subadvisory
                                                           Daily                                                 Fees (% of
                                       Average Daily        Net                               Average Daily     Average Daily
PORTFOLIO                               Net Assets        Assets)        Subadviser            Net Assets        Net Assets)
---------                           ------------------   --------   --------------------   ------------------   -------------
INTERNATIONAL VALUE PORTFOLIO       First $500 million     0.950    LSV Asset              First $150 million       0.350
                                    Next $500 million      0.900    Management             Next $350 million        0.400
                                    Next $2 billion        0.850                           Next $250 million        0.350
                                    Next $2 billion        0.825                           Next $250 million        0.325
                                    Over $5 billion        0.800                           Over $1 billion          0.300
LARGE CAP APPRECIATION
   PORTFOLIO(3)                     First $500 million     0.700    Cadence Capital        First $250 million       0.300
                                    Next $500 million      0.650    Management LLC         Next $250 million        0.200
                                    Next $2 billion        0.600                           Next $500 million        0.150
                                    Next $2 billion        0.575                           Over $1 billion          0.100
                                    Over $5 billion        0.550
LARGE COMPANY GROWTH PORTFOLIO(1)   First $500 million     0.700    Peregrine Capital      First $25 million        0.550
                                    Next $500 million      0.650    Management             Next $25 million         0.450
                                    Next $2 billion        0.600    Incorporated           Next $100 million        0.400
                                    Next $2 billion        0.575                           Next $125 million        0.350
                                    Over $5 billion        0.550                           Over $275 million        0.225
SMALL CAP INDEX PORTFOLIO           First $500 million     0.200    Wells Capital          First $100 million       0.050
                                    Next $500 million      0.200    Management             Next $100 million        0.030
                                    Next $2 billion        0.175    Incorporated           Over $200 million        0.020
                                    Next $2 billion        0.175
                                    Over $5 billion        0.150
SMALL COMPANY GROWTH PORTFOLIO(2)   First $500 million     0.850    Peregrine Capital      First $50 million        0.900
                                    Next $500 million      0.825    Management             Next $130 million        0.750
                                    Next $1 billion        0.800    Incorporated           Next $160 million        0.650
                                    Next $1 billion        0.775                           Next $345 million        0.500
                                    Over $3 billion        0.750                           Next $50 million         0.520
                                                                                           Over $735 million        0.550
SMALL COMPANY VALUE PORTFOLIO(2)    First $500 million     0.850    Peregrine Capital      First $175 million       0.500
                                    Next $500 million      0.825    Management             Over $175 million        0.750
                                    Next $1 billion        0.800    Incorporated
                                    Next $1 billion        0.775
                                    Over $3 billion        0.750
STRATEGIC SMALL CAP VALUE
   PORTFOLIO(2)                     First $500 million     0.850    Wells Capital          First $200 million       0.450
                                    Next $500 million      0.825    Management             Over $200 million        0.400
                                    Next $1 billion        0.800    Incorporated
                                    Next $1 billion        0.775
                                    Over $3 billion        0.750

(1) Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

(2) Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for next $ 2billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.

(3) Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.70% for the first $500 million; 0.70% for the next $500 million; 0.65% for next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

ADMINISTRATION AND TRANSFER AGENT FEES

Currently, there are no administration or transfer agency fees charged to the Master Trust.

                  210 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                   % of Average
PORTFOLIO                        Daily Net Assets
---------                        ----------------
INTERNATIONAL CORE PORTFOLIO           0.10
INTERNATIONAL GROWTH PORTFOLIO         0.10
INTERNATIONAL INDEX PORTFOLIO          0.10
INTERNATIONAL VALUE PORTFOLIO          0.10
ALL OTHER PORTFOLIOS                   0.02

TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2008, there were no brokerage commissions paid to an affiliated broker-dealer.

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust. PNC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Portfolio also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its independent Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended September 30, 2008, were waived by Funds Management, first from advisory fees, and then any remaining amount from custody fees. Funds Management has contractually committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for certain series of Wells Fargo Funds Trust that invest substantially all or a portion of their assets in the Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2008, were as follows:

PORTFOLIO                             Purchases at Cost   Sales Proceeds
---------                             -----------------   --------------
C&B LARGE CAP VALUE PORTFOLIO           $  184,972,182    $  523,080,111
DISCIPLINED GROWTH PORTFOLIO               142,419,879       179,733,953
EMERGING GROWTH PORTFOLIO                  234,899,680       190,311,654
EQUITY INCOME PORTFOLIO                     37,881,286       210,614,902
EQUITY VALUE PORTFOLIO                   1,143,036,034       952,515,598
INDEX PORTFOLIO                            127,176,619       322,723,942
INTERNATIONAL CORE PORTFOLIO                64,581,725        99,082,964
INTERNATIONAL GROWTH PORTFOLIO             131,958,096       231,946,363
INTERNATIONAL INDEX PORTFOLIO               16,776,788        50,487,394
INTERNATIONAL VALUE PORTFOLIO              122,899,320        87,975,912
LARGE CAP APPRECIATION PORTFOLIO           253,550,858       241,504,804
LARGE COMPANY GROWTH PORTFOLIO             147,810,770       994,394,259
SMALL CAP INDEX PORTFOLIO                   71,476,760       142,650,887
SMALL COMPANY GROWTH PORTFOLIO             904,995,604     1,061,899,235
SMALL COMPANY VALUE PORTFOLIO              386,352,022       341,623,331
STRATEGIC SMALL CAP VALUE PORTFOLIO        137,141,425       179,305,070

                  Wells Fargo Advantage Master Portfolios 211


Notes to Financial Statements

5. IN-KIND TRANSACTIONS

In connection with the transactions described below, each of the C&B Large Cap Value Portfolio and the Index Portfolio received securities that were contributed in-kind by the Wells Fargo Advantage C&B Large Cap Value Fund and the Wells Fargo Advantage Index Fund, respectively, each a series of Wells Fargo Funds Trust, in an in-kind subscription for interests in the respective portfolios. As of the open of business on July 21, 2008, each series of Wells Fargo Funds Trust identified below as an "Acquiring Gateway Fund" acquired all of the assets and assumed all of the liabilities of its corresponding series of Wells Fargo Funds Trust identified below as a "Target Gateway Fund" (each a "Gateway Acquisition", and collectively the "Gateway Acquisitions"), as shown in the table below.

Target Gateway Fund                                   Acquiring Gateway Fund
-------------------                       ----------------------------------------------
WELLS FARGO ADVANTAGE EQUITY INDEX FUND          Wells Fargo Advantage Index Fund
WELLS FARGO ADVANTAGE VALUE FUND          Wells Fargo Advantage C&B Large Cap Value Fund

The Gateway Acquisitions were accomplished through the following steps. In a tax-free exchange, the Wells Fargo Advantage Index Fund issued 5,921,421 of its shares (valued at $286,059,163) in exchange for all of the assets and liabilities of the Wells Fargo Advantage Equity Index Fund. The aggregate net assets of the Wells Fargo Advantage Equity Index Fund at the close of business on July 18, 2008 were valued at $286,059,163 and were combined with those of the Wells Fargo Advantage Index Fund. In a tax-free exchange, the Wells Fargo Advantage C&B Large Cap Value Fund issued 2,679,869 of its shares (valued at $21,385,482) in exchange for all of the assets and liabilities of the Wells Fargo Advantage Value Fund. The aggregate net assets of the Wells Fargo Advantage Value Fund at the close of business on July 18, 2008 were valued at $21,385,482 and were combined with those of the Wells Fargo Advantage C&B Large Cap Value Fund. Each Target Gateway Fund then liquidated by distributing the corresponding Acquiring Gateway Fund shares pro rata to the Target Gateway Fund shareholders, so that Target Gateway Fund shareholders received shares of a specified class of the corresponding Acquiring Gateway Fund with a total value equal to the value of their Target Gateway Fund shares at the close of business on July 18, 2008. The Wells Fargo Advantage Index Fund then transferred in-kind the assets acquired in the Gateway Acquisition valued at $286,059,163 to the Index Portfolio in which it invests all or substantially all of its assets in exchange for interests in the Index Portfolio. The Wells Fargo Advantage C&B Large Cap Value Fund then transferred in-kind the assets acquired in the Gateway Acquisition valued at $21,385,482 to the C&B Large Cap Value Portfolio in which it invests all or substantially all of its assets in exchange for interests in the C&B Large Cap Value Portfolio.

6. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, Management has determined the adoption of SFAS No. 157 will not impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of September 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

                  212 Wells Fargo Advantage Master Portfolios


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND INTERESTHOLDERS OF
WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Strategic Small Cap Value Portfolio (collectively the "Portfolios"), sixteen of the portfolios constituting the Wells Fargo Master Trust, as of September 30, 2008, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of September 30, 2008, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.


                                        /s/ KPMG LLP

Philadelphia, Pennsylvania
November 26, 2008

                   Wells Fargo Advantage Allocation Funds 213


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following funds designate the amounts listed below as a long-term capital gain distribution for the year ended September 30, 2008:

FUND                    Capital Gain Dividend
----                    ---------------------
ASSET ALLOCATION FUND        $34,805,479

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designates a percentage of its ordinary income dividends distributed during the year ended September 30, 2008 as qualifying for the corporate dividends-received deduction:

                        Dividend-Received
                            Deduction
                        (% of ordinary
FUND                    income dividends)
----                    -----------------
ASSET ALLOCATION FUND        41.10

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended September 30, 2008 as qualified dividend income (QDI):

FUND                        QDI
----                    -----------
ASSET ALLOCATION FUND   $15,342,313

Pursuant to Section 871(k)(1)(C) of the Code, the Funds designate the following amounts of their income dividends paid during the year ended September 30, 2008 as interest-related dividends:

                        Interest-Related
FUND                       Dividends
----                    ----------------
ASSET ALLOCATION FUND     $12,227,817

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Funds listed below designates the following amounts as short-term capital gain dividends:

                         Short-Term
FUND                    Capital Gain
----                    ------------
ASSET ALLOCATION FUND   $16,655,231

DISTRIBUTION INFORMATION

On July 17, 2008, the Wells Fargo Advantage LifeStage Conservative Portfolio paid a distribution of $0.66134 per share to shareholders of record as of July 16, 2008, that included amounts from net investment income, short-term capital gain, long-term capital gain and return of capital. It is a requirement of law to notify shareholders if an investment company pays a dividend, or makes a distribution in the nature of a dividend payment, to its shareholders from sources other than net investment income. Accordingly, pursuant to Rule 19a-1 of the 1940 Act, the sources of the distributions are as follows:

                                                 Short-    Long-
                                       Net        Term      Term     Return
                                   Investment   Capital   Capital     of
                                     Income       Gain      Gain    Capital
                                   ----------   -------   -------   -------
LifeStage Conservative Portfolio     21.14%      0.00%     76.90%    1.96%

                   214 Wells Fargo Advantage Allocation Funds


                                                   Other Information (Unaudited)

These figures provided are for informational purposes only and should not be used for tax reporting. If applicable, shareholders will receive their 2008 IRS Form 1099-DIV in January 2009 for any taxable accounts, which will contain the appropriate information to enable them to file their federal and state income tax returns.

A "return of capital" represents a return of shareholders' original investment in their shares and should not be confused with dividend "yield" or "income." Shareholders that held Wells Fargo Advantage LifeStage Conservative Portfolio shares in taxable accounts must, upon a taxable disposition of their shares, reduce the cost basis in their shares (including any shares of the Moderate Balanced Fund received in the reorganization) to the extent that the distribution contains a return of capital and, if they have no further basis in their shares, report any excess as capital gain. Shareholders should consult their tax advisers regarding the federal, state and local tax considerations that may be applicable to their individual circumstances.

                   Wells Fargo Advantage Allocation Funds 215


Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                     Position Held and
Name and Age         Length of Service(2)   Principal Occupations During Past Five Years                   Other Directorships
------------------   --------------------   ------------------------------------------------------------   -------------------
Thomas S. Goho       Trustee, since 1987    Co-Director for the Calloway School of Stephens University     None
66                                          of Wake Forest University. Prior thereto, the Thomas Goho
                                            Chair of Finance of Wake Forest University, Calloway School
                                            of Business and Accountancy, from 2006-2007 and Associate
                                            Professor of Finance from 1999-2005.

Peter G. Gordon      Trustee, since 1998;   Chairman, CEO and Co-Founder of Crystal Geyser Water Company   None
65                   Chairman, since 2005   and President of Crystal Geyser Roxane Water Company.
                     (Lead Trustee since
                     2001)

Judith M. Johnson    Trustee, since 2008    Retired. Prior thereto, Chief Executive Officer and Chief      None
                                            Investment Officer of Minneapolis Retirement Fund from 1996 to 2008.

Olivia S. Mitchell   Trustee, since 2006    Professor of Insurance and Risk Management, Wharton School,    None
55                                          University of Pennsylvania. Director of the Boettner Center
                                            on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research
                                            associate, National Bureau of Economic Research.

Timothy J. Penny     Trustee, since 1996    President and CEO of Southern Minnesota Initiative             None
56                                          Foundation, a non-profit organization since 2007 and Senior
                                            Fellow at the Humphrey Institute Policy Forum at the
                                            University of Minnesota since 1995.

Donald C. Willeke    Trustee, since 1996    Principal of the law firm of Willeke & Daniels.                None
68

INTERESTED TRUSTEE(3)

                     Position Held and
Name and Age         Length of Service(2)   Principal Occupations During Past Five Years                   Other Directorships
------------------   --------------------   ------------------------------------------------------------   -------------------
J. Tucker Morse      Trustee, since 1987    Private Investor/Real Estate Developer. Prior thereto,         None
63                                          Chairman of Whitepoint Capital, LLC until 2004.

                   216 Wells Fargo Advantage Allocation Funds


                                                   Other Information (Unaudited)

OFFICERS

                       Position Held and
Name and Age           Length of Service(2)    Principal Occupations During Past Five Years                  Other Directorships
--------------------   ---------------------   -----------------------------------------------------------   -------------------
Karla M. Rabusch       President, since 2003   Executive Vice President of Wells Fargo Bank, N.A. and        None
49                                             President of Wells Fargo Funds Management, LLC since 2003.
                                               Senior Vice President and Chief Administrative Officer of
                                               Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman       Secretary, since        Senior Vice President and Secretary of Wells Fargo Funds      None
48                     2000; Chief Legal       Management, LLC since 2001. Vice President and Managing
                       Counsel, since 2003     Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Stephen W. Leonhardt   Treasurer, since 2007   Vice President and Manager of Fund Accounting, Reporting      None
49                                             and Tax for Wells Fargo Funds Management, LLC since 2007.
                                               Director of Fund Administration and SEC Reporting for
                                               TIAA-CREF from 2005 to 2007. Chief Operating Officer for
                                               UMB Fund Services, Inc. from 2004 to 2005. Controller for
                                               Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early        Chief Compliance        Chief Compliance Officer of Wells Fargo Funds Management,     None
44                     Officer, since 2007     LLC since 2007. Chief Compliance Officer of Parnassus
                                               Investments from 2005 to 2007. Chief Financial Officer of
                                               Parnassus Investments from 2004 to 2007 and Senior Audit
                                               Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of September 30, 2008, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

                   Wells Fargo Advantage Allocation Funds 217


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Lehman Brothers Bond Indexes, which are published by Lehman Brothers Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Lehman Brothers, and neither Dow Jones nor Lehman Brothers makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Lehman Brothers Bond Indexes. IN NO EVENT SHALL DOW JONES, LEHMAN BROTHERS OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds        113196 11-08
                                                                                                       AAFLD/AR110 09-08

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                                   (GRAPHIC)

Annual Report
September 30, 2008

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

-    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

-    WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

-    WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

-    WELLS FARGO ADVANTAGE EMERGING GROWTH FUND

-    WELLS FARGO ADVANTAGE EQUITY INCOME FUND

-    WELLS FARGO ADVANTAGE EQUITY VALUE FUND

-    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

-    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

-    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

-    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

-    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND

-    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

-    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND

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Contents

LETTER TO SHAREHOLDERS ...................................................     2

PERFORMANCE HIGHLIGHTS
C&B Large Cap Value Fund .................................................     6
Diversified Equity Fund ..................................................    10
Diversified Small Cap Fund ...............................................    14
Emerging Growth Fund .....................................................    18
Equity Income Fund .......................................................    22
Equity Value Fund ........................................................    28
Growth Equity Fund .......................................................    32
International Value Fund .................................................    36
Large Cap Appreciation Fund ..............................................    42
Large Company Growth Fund ................................................    48
Small Company Growth Fund ................................................    52
Small Company Value Fund .................................................    56
Strategic Small Cap Value Fund ...........................................    60

FUND EXPENSES ............................................................    64

PORTFOLIO OF INVESTMENTS
C&B Large Cap Value Fund .................................................    69
Diversified Equity Fund ..................................................    69
Diversified Small Cap Fund ...............................................    70
Emerging Growth Fund .....................................................    70
Equity Income Fund .......................................................    70
Equity Value Fund ........................................................    71
Growth Equity Fund .......................................................    71
International Value Fund .................................................    71
Large Cap Appreciation Fund ..............................................    72
Large Company Growth Fund ................................................    72
Small Company Growth Fund ................................................    72
Small Company Value Fund .................................................    73
Strategic Small Cap Value Fund ...........................................    73

FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    74
Statements of Operations .................................................    78
Statements of Changes in Net Assets ......................................    82
Financial Highlights .....................................................    96

NOTES TO FINANCIAL STATEMENTS ............................................   108

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM ...................................................   118

MASTER PORTFOLIOS

PORTFOLIO OF INVESTMENTS
C&B Large Cap Value Portfolio ............................................   119
Disciplined Growth Portfolio .............................................   123
Emerging Growth Portfolio ................................................   127
Equity Income Portfolio ..................................................   132
Equity Value Portfolio ...................................................   136
Index Portfolio ..........................................................   141
International Core Portfolio .............................................   155
International Growth Portfolio ...........................................   158
International Index Portfolio ............................................   161
International Value Portfolio ............................................   182
Large Cap Appreciation Portfolio .........................................   187
Large Company Growth Portfolio ...........................................   192
Small Cap Index Portfolio ................................................   195
Small Company Growth Portfolio ...........................................   211
Small Company Value Portfolio ............................................   216
Strategic Small Cap Value Portfolio ......................................   221

FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................   232
Statements of Operations .................................................   236
Statements of Changes in Net Assets ......................................   240
Financial Highlights .....................................................   248

NOTES TO FINANCIAL STATEMENTS ............................................   250

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   258

OTHER INFORMATION ........................................................   259
LIST OF ABBREVIATIONS ....................................................   262

----------
The views expressed are as of September 30, 2008, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978   ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
       PORTFOLIO MANAGEMENT.

1985   ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT
       "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY
       MODELS INDICATE WILL PERFORM BETTER.

1994   INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
       OVER SPECIFIC TIME HORIZONS.

1997   WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF
       FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999   REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO
       THE WELLS FARGO FUNDS(R).

2003   EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
       MONTGOMERY ASSET MANAGEMENT, LLC.

2004   ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING
       THE COOKE & BIELER VALUE FUNDS.

2005   WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO
       ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 120 FUNDS AND PLACING IT
       AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006   ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
       WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO
       REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE
       FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds, the Wells Fargo Advisor(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF SEPTEMBER 30, 2008.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund
Enterprise Fund
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio
WealthBuilder Equity Portfolio
WealthBuilder Growth Allocation Portfolio
WealthBuilder Growth Balanced Portfolio
WealthBuilder Moderate Balanced Portfolio
WealthBuilder Tactical Equity Portfolio
Target Today Fund(2)
Target 2010 Fund(2)
Target 2015 Fund(2)
Target 2020 Fund(2)
Target 2025 Fund(2)
Target 2030 Fund(2)
Target 2035 Fund(2)
Target 2040 Fund(2)
Target 2045 Fund(2)
Target 2050 Fund(2)

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1) The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM).

(3) The Variable Trust Funds are generally available only through insurance company variable contracts.

NOT PART OF THE ANNUAL REPORT.

                       2 Wells Fargo Equity Gateway Funds


                                                          Letter to Shareholders



[PHOTO OF KARLA M. RABUSCH]

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE PERIOD WAS MARKED BY EXTREME VOLATILITY ACROSS THE FINANCIAL MARKETS AND PROVED TO BE A CHALLENGING TIME FOR INVESTORS

DEAR VALUED SHAREHOLDER,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Equity Gateway Funds for the 12-month period that ended September 30, 2008. The period was marked by extreme volatility across the financial markets and proved to be a challenging time for investors. While periods of volatility can present challenges, we believe that investors should remember the importance of maintaining a long-term investment strategy based on their individual goals and risk tolerance.

MARKET VOLATILITY SPIKED AMID GLOBAL FINANCIAL CRISIS.

Volatility across the financial markets rose to record highs during the 12-month period. Dislocations that had first surfaced in the subprime mortgage market after years of credit excesses and lax lending standards spread across the financial system. This contagion resulted in a vicious circle of declining asset values that escalated the credit crunch into a global financial crisis.

As the period began, delinquencies and foreclosures in the housing market continued to accelerate, further boosting housing inventory levels and depressing home prices. Mounting loan losses among lenders and a decline in the value of the mortgage-backed securities tied to those loans hurt the capital ratios of the overleveraged institutions that held the securities. As the market for lower-quality securities dried up, financial institutions and other investors were forced to sell their most-liquid securities to maintain liquidity, required capital ratios, and, in some cases, solvency. This caused further deterioration in the value of these and other securities, which in turn caused further deterioration in the asset bases of financial institutions holding the securities.

RAPID STRUCTURAL CHANGES TRANSFORMED THE FINANCIAL LANDSCAPE.

By the end of the 12-month period, the financial landscape was in the midst of its most consequential changes since the 1930s. Fear reached extreme levels in March 2008, with the forced sale of failing investment bank Bear Stearns to JPMorgan Chase and again in September as the 12-month period concluded with one of the most tumultuous months that the financial markets have ever experienced. The failure or government takeover of several of the nation's most well-known financial institutions led to a crisis of confidence that resulted in the global financial system becoming nearly frozen, with large financial institutions too fearful even to lend to one another.

In September alone, government-sponsored enterprises Fannie Mae and Freddie Mac were placed into government receivership, investment bank Lehman Brothers filed Chapter 11 bankruptcy, Merrill Lynch was hastily sold to Bank of America, the government effectively took over insurer American International Group, investment banks Goldman Sachs and Morgan Stanley converted into bank holding companies, and Washington Mutual was bought by JPMorgan Chase.

                       Wells Fargo Equity Gateway Funds 3


Letter to Shareholders

GOVERNMENT TOOK UNPRECEDENTED ACTIONS TO STABILIZE THE FINANCIAL SYSTEM.

Throughout the 12-month period, the Federal Reserve took repeated actions in an effort to stabilize the financial system. This included a rapid succession of cuts in the target federal funds rate from 4.75% to 2.00%; large injections of capital into the financial system; and the initiation of several nontraditional, nonmonetary facilities.

In February 2008, Congress passed an economic stimulus bill featuring tax rebate checks for consumers. This helped boost spending through the early summer, but spending fell sharply in July and remained weak throughout the rest of the period. By the end of September, the Fed and the U.S. Treasury Department were struggling to push a rescue plan through Congress that would enable the Treasury to directly purchase mortgage securities from financial institutions.

ECONOMIC GROWTH WEAKENED, BUT INFLATION PRESSURES EASED.

Economic growth weakened during the 12-month period, leading to growing concerns of an economic recession. Amid this environment, consumer confidence slipped as personal income growth slowed and the unemployment rate rose to 6.1%.

On the positive side, the economic slowing helped ease the inflation fears that had grown due to surging gasoline and food prices. Headline inflation moderated as crude oil prices saw a rapid reversal in the final months of the period. This gave the Fed more leeway for interest-rate cuts without the immediate concern of higher inflation pressures. The U.S. dollar also reversed course from its multiyear weakening trend, showing significant strength against the euro during the latter half of the period.

EQUITY MARKETS EXPERIENCED EXTREME VOLATILITY.

The equity markets were turbulent throughout the period, with volatility rising to extreme levels in January and September 2008. The broad market, as measured by the S&P 500 Index, rose early in the period, closing at an all-time high in October 2007. The index then began an extended decline and ended the 12-month period down 22%, with the steepest declines occurring in January, down 6%, and September, down 9%. For the full period, the Dow Jones Industrial Average declined 20% and the NASDAQ Composite Index fell 22%.

Uncharacteristically, domestic small cap stocks bucked their historical tendency to underperform in periods of high volatility. For the full period, small cap stocks significantly outpaced both large cap and mid cap stocks, with large caps slightly edging out mid caps. The growth style outpaced the value style, due largely to the value indices' higher weightings to the volatile financial sector.

Despite an extremely difficult market and economic environment in the United States, the U.S. stock markets outperformed the international markets. International stocks, as measured by the MSCI EAFE Index, declined 30% during the 12-month period. Emerging markets suffered even larger declines, with the MSCI Emerging Markets Index down more than 33% for the period.

DESPITE AN EXTREMELY DIFFICULT MARKET AND ECONOMIC ENVIRONMENT IN THE UNITED STATES, THE U.S. STOCK MARKETS OUTPERFORMED THE INTERNATIONAL MARKETS.

                       4 Wells Fargo Equity Gateway Funds


                                                          Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
-------------------------------
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                       6 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (the Fund) seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Cooke & Bieler, L.P.

PORTFOLIO MANAGERS

Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION

May 15, 1990

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

C&B LARGE CAP VALUE FUND         1 YEAR
------------------------         ------
Investor Class                   (20.59)%
Russell 1000(R) Value Index(1)   (23.56)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.20% AND 1.43%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

             Wells Fargo Advantage   Wells Fargo Advantage
              C&B Large Cap Value     C&B Large Cap Value    RUSSELL 1000
DATE            Fund - Class A       Fund - Investor Class    VALUE INDEX
----------   ---------------------   ---------------------   ------------
 9/30/1998            9424                   10000              10,000
10/31/1998           10465                   11104              10,775
11/30/1998           10781                   11439              11,277
12/31/1998           10952                   11620              11,661
 1/31/1999           10526                   11169              11,754
 2/28/1999           10637                   11287              11,588
 3/31/1999           10979                   11650              11,828
 4/30/1999           11945                   12674              12,933
 5/31/1999           11815                   12536              12,790
 6/30/1999           12242                   12989              13,161
 7/31/1999           12027                   12762              12,776
 8/31/1999           11571                   12278              12,302
 9/30/1999           11190                   11873              11,872
10/31/1999           11274                   11963              12,556
11/30/1999           11237                   11923              12,458
12/31/1999           11177                   11860              12,518
 1/31/2000           10779                   11437              12,110
 2/29/2000           10125                   10743              11,210
 3/31/2000           11387                   12082              12,578
 4/30/2000           11515                   12219              12,432
 5/31/2000           12001                   12734              12,563
 6/30/2000           11424                   12122              11,988
 7/31/2000           11538                   12243              12,138
 8/31/2000           12154                   12896              12,813
 9/30/2000           12315                   13067              12,931
10/31/2000           12502                   13265              13,249
11/30/2000           12487                   13250              12,758
12/31/2000           13355                   14171              13,397
 1/31/2001           13610                   14441              13,448
 2/28/2001           13428                   14248              13,074
 3/31/2001           13079                   13878              12,612
 4/30/2001           13389                   14207              13,230
 5/31/2001           13991                   14845              13,528
 6/30/2001           13530                   14356              13,228
 7/31/2001           13804                   14647              13,200
 8/31/2001           13768                   14609              12,671
 9/30/2001           12991                   13785              11,779
10/31/2001           13065                   13862              11,677
11/30/2001           13871                   14718              12,356
12/31/2001           14235                   15105              12,647
 1/31/2002           14216                   15085              12,550
 2/28/2002           14502                   15387              12,570
 3/31/2002           15226                   16156              13,165
 4/30/2002           15112                   16035              12,713
 5/31/2002           15283                   16216              12,777
 6/30/2002           14334                   15210              12,043
 7/31/2002           13210                   14016              10,923
 8/31/2002           13343                   14158              11,006
 9/30/2002           11820                   12542               9,782
10/31/2002           12393                   13150              10,507
11/30/2002           13309                   14122              11,169
12/31/2002           12685                   13460              10,684
 1/31/2003           12258                   13007              10,426
 2/28/2003           11725                   12442              10,148
 3/31/2003           11873                   12598              10,165
 4/30/2003           13197                   14003              11,059
 5/31/2003           14137                   15000              11,774
 6/30/2003           14359                   15236              11,921
 7/31/2003           14616                   15508              12,100
 8/31/2003           15194                   16122              12,288
 9/30/2003           14812                   15717              12,169
10/31/2003           15905                   16877              12,913
11/30/2003           16141                   17127              13,088
12/31/2003           16930                   17964              13,895
 1/31/2004           17187                   18237              14,140
 2/29/2004           17703                   18784              14,443
 3/31/2004           17604                   18680              14,316
 4/30/2004           17411                   18474              13,966
 5/31/2004           17604                   18680              14,109
 6/30/2004           18010                   19110              14,442
 7/31/2004           17472                   18539              14,239
 8/31/2004           17536                   18607              14,441
 9/30/2004           17730                   18813              14,665
10/31/2004           17794                   18881              14,909
11/30/2004           18268                   19384              15,662
12/31/2004           19047                   20208              16,187
 1/31/2005           18546                   19677              15,900
 2/28/2005           18873                   20024              16,427
 3/31/2005           18677                   19793              16,201
 4/30/2005           18307                   19423              15,911
 5/31/2005           18742                   19885              16,294
 6/30/2005           18764                   19908              16,472
 7/31/2005           19308                   20485              16,949
 8/31/2005           18960                   20116              16,875
 9/30/2005           18764                   19908              17,112
10/31/2005           18437                   19562              16,678
11/30/2005           19156                   20301              17,223
12/31/2005           19105                   20269              17,329
 1/31/2006           19596                   20790              18,002
 2/28/2006           19641                   20837              18,112
 3/31/2006           20109                   21334              18,357
 4/30/2006           20623                   21879              18,824
 5/31/2006           20333                   21571              18,348
 6/30/2006           20154                   21382              18,465
 7/31/2006           20221                   21453              18,914
 8/31/2006           20891                   22163              19,231
 9/30/2006           21583                   22897              19,614
10/31/2006           22364                   23726              20,255
11/30/2006           22899                   24271              20,717
12/31/2006           23224                   24638              21,181
 1/31/2007           23577                   25013              21,453
 2/28/2007           22941                   24313              21,118
 3/31/2007           22918                   24313              21,445
 4/30/2007           23836                   25288              22,239
 5/31/2007           24355                   25838              23,041
 6/30/2007           24072                   25538              22,502
 7/31/2007           23247                   24663              21,463
 8/31/2007           23153                   24563              21,703
 9/30/2007           24001                   25463              22,449
10/31/2007           24166                   25638              22,451
11/30/2007           23389                   24813              21,354
12/31/2007           22749                   24118              21,147
 1/31/2008           21806                   23117              20,300
 2/29/2008           20888                   22169              19,450
 3/31/2008           20864                   22143              19,303
 4/30/2008           21633                   22959              20,244
 5/31/2008           21707                   23012              20,212
 6/30/2008           19574                   20748              18,278
 7/31/2008           19995                   21195              18,212
 8/31/2008           20392                   21616              18,521
 9/30/2008           19077                   20221              17,160

----------
(1) The Russell 1000 Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND Class A shares and Investor Class shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 7


Performance Highlights

                      WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's relative outperformance was attributable to its underweighting in commodity-related securities.

- Market conditions during the period did not favor our value-style of investing.

- Risk factors have increased, and we believe that careful stock selection is more important than ever.

- On July 18, 2008, the former WELLS FARGO ADVANTAGE VALUE FUND was reorganized into the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND, and former shareholders of the Value Fund became shareholders of the C&B Large Cap Value Fund.

THE FUND'S RELATIVE PERFORMANCE WAS ATTRIBUTABLE TO ITS UNDERWEIGHTING IN COMMODITY-RELATED SECURITIES.

Commodity price inflation created a drag for commodity users and a boon for commodity producers throughout most of the 12-month period. Our performance results demonstrate that we were on the wrong side of both of these trends. Fortunately, as our long-term results demonstrate, market trends are not permanent. They come and go.

It appears that this is the case now, as evidenced by the dramatic decline of energy and commodity stocks during the third quarter of 2008 resulting from fears of slowing global demand and speculators' inability to extend leveraged bets in a liquidity-constrained market. In such an environment, energy and commodities lost their status as safe havens. Alternatively, in a return to a more conventional flight-to-quality pattern, the stocks that held up best were those of financially strong and generally demand-defensive companies.

Stock selection continued to be a positive factor in the Fund's relative performance. Positive contributors during the 12-month period included Wal-Mart Stores, Anheuser-Busch, McDonald's, Zale, and Berkshire Hathaway. Our worst detractors included Vodafone Group, Countrywide Financial, American Express, MBIA, and AIG.

WE MADE CHANGES IN RESPONSE TO EXTREME VOLATILITY.

In addition to adding to existing holdings, we also established the following new positions: Cardinal Health, Darden Restaurants, International Flavors & Fragrances, Manpower, NVR Inc., Office Depot, and Old Republic International.

SECTOR DISTRIBUTION(3)
(AS OF SEPTEMBER 30, 2008)

                                  (PIE CHART)

Materials                         2%
Telecommunication Services        2%
Consumer Discretionary           18%
Consumer Staples                 12%
Energy                            4%
Financials                       22%
Health Care                      14%
Industrials                      17%
Information Techonology           9%

----------
(3) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       8 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (CONTINUED)

To make room for these new positions, the following holdings were eliminated due to reaching the valuation targets we had set for them or because they were acquired or spun off into another company: Anheuser-Busch, Wal-Mart Stores, Zale (all three positions eliminated during the third quarter of 2008), and Covidien Limited. Williams-Sonoma was eliminated based on the belief that Kohl's was a more attractive holding in this industry. In the case of the sales of Countrywide, MBIA, and AIG, Countrywide was caught in the credit market maelstrom; we underestimated the magnitude of the mortgage meltdown and its impact on MBIA's business of insuring structured finance deals, in particular as reflected in actions of the ratings agencies; and AIG was eliminated due to the government takeover of the company, which was largely the result of liquidity problems that had occurred from collateral calls made on its credit default swap positions.

THE INVESTING ENVIRONMENT REMAINS VOLATILE AND CHALLENGING.

With the S&P 500 Index now down more than 35% from its early October 2007 peak, there is no denying that we are in a bear market. The severe credit crunch has spread around the world and is wreaking havoc with the global economy. Here in the United States, financial companies, main street businesses, consumers, and investors are being forced to find ways to reduce leverage that in many cases had reached extreme levels. The result has been growing deflationary pressures within the economy to the point that we are almost certainly in the midst of a recession. Thus, with weakening fundamental underpinnings exacerbated by increasing fear that is borderline panic in some cases, the investing environment is in our view very likely to remain volatile and challenging. As such, caution is urged, especially in the short term.

On the other hand, more and more we are sensing the emergence of some extremely attractive investment opportunities. With the recent significant and nondiscriminating sell-off, we are beginning to see unusually low valuations across the broader market, including numerous examples of financially strong and competitively advantaged companies that are far removed from the eye of the credit market storm.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Exxon Mobile Corporation                  3.74%
Johnson & Johnson                         3.40%
American Express Company                  3.38%
Quest Diagnostics Incorporated            3.34%
Omnicom Group Incorporated                3.26%
Allstate Corporation                      2.95%
Willis Group Holdings Limited             2.93%
Berkshire Hathaway Incorporated Class B   2.90%
Colgate Palmolive Company                 2.87%
Microsoft Corporation                     2.77%

----------
(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       Wells Fargo Equity Gateway Funds 9


Performance Highlights

                      WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
C&B LARGE CAP VALUE FUND      6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)   Net(7)
------------------------      ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (CBEAX)                (13.79)    (25.07)   3.96      6.67      (8.56)    (20.51)   5.19      7.31     1.31%      1.15%
Class B (CBEBX)**              (13.97)    (26.19)   4.06      6.78      (8.97)    (21.19)   4.40      6.78     2.06%      1.90%
Class C (CBECX)                 (9.98)    (22.21)   4.40      6.53      (8.98)    (21.21)   4.40      6.53     2.06%      1.90%
Administrator Class (CBLLX)                                             (8.55)    (20.42)   5.38      7.40     1.13%      0.95%
Institutional Class (CBLSX)                                             (8.39)    (20.10)   5.65      7.54     0.86%      0.70%
Investor Class (CBEQX)                                                  (8.68)    (20.59)   5.17      7.30     1.43%      1.20%
Russell 1000 Value Index(1)                                            (11.10)    (23.56)   7.12      5.55

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) Effective December 6, 2004, the Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Class A, Class B, and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of Class A, Class B and Class C reflects the performance of the unnamed share class of the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Administrator Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Administrator Class reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Institutional Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Institutional Class reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, Class C (as supplemented on June 20, 2008), and Institutional Class shares, the February 1, 2008, prospectus for Administrator Class shares, and the June 20, 2008, prospectus for Investor Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                       10 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Diversified Equity Fund (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISERS FOR MASTER PORTFOLIOS

Artisan Partners Limited Partnership
Cadence Capital Management LLC
Cooke & Bieler, L.P.
LSV Asset Management
New Star Institutional Managers Limited
Peregrine Capital Management, Inc.
Smith Asset Management Group L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION

December 31, 1988

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008 (EXCLUDING SALES CHARGES)

DIVERSIFIED EQUITY FUND                 1 YEAR
-----------------------                 ------
Class A                                 (24.44)%
Diversified Equity Composite Index(1)   (22.62)%
S&P 500 Index(2)                        (21.98)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.25% AND 1.43%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(3)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

             Wells Fargo Advantage     Wells Fargo Advantage
              Diversified Equity     Diversified Equity Fund -                   DIVERSIFIED EQUITY
   DATE         Fund - CLASS A          ADMINISTRATOR CLASS      S&P 500 INDEX     COMPOSITE INDEX
----------   ---------------------   -------------------------   -------------   ------------------
 9/30/1998            9425                     10000                 10,000            10,000
10/31/1998           10056                     10669                 10,813            10,795
11/30/1998           10653                     11303                 11,468            11,429
12/31/1998           11299                     11988                 12,129            12,087
 1/31/1999           11626                     12332                 12,636            12,425
 2/28/1999           11289                     11978                 12,243            11,998
 3/31/1999           11690                     12403                 12,733            12,432
 4/30/1999           12125                     12865                 13,225            13,033
 5/31/1999           11932                     12660                 12,913            12,739
 6/30/1999           12585                     13353                 13,630            13,363
 7/31/1999           12325                     13077                 13,204            13,078
 8/31/1999           12189                     12933                 13,139            12,953
 9/30/1999           11873                     12595                 12,779            12,703
10/31/1999           12449                     13206                 13,588            13,403
11/30/1999           12808                     13589                 13,864            13,775
12/31/1999           13609                     14440                 14,680            14,694
 1/31/2000           13029                     13822                 13,943            14,054
 2/29/2000           13027                     13819                 13,680            14,187
 3/31/2000           14121                     14980                 15,018            15,209
 4/30/2000           13782                     14620                 14,566            14,658
 5/31/2000           13473                     14296                 14,267            14,298
 6/30/2000           13847                     14689                 14,619            14,702
 7/31/2000           13638                     14467                 14,391            14,398
 8/31/2000           14382                     15260                 15,285            15,276
 9/30/2000           13771                     14609                 14,478            14,592
10/31/2000           13797                     14636                 14,417            14,377
11/30/2000           12951                     13741                 13,281            13,202
12/31/2000           13352                     14164                 13,346            13,463
 1/31/2001           13568                     14394                 13,820            13,896
 2/28/2001           12480                     13242                 12,561            12,646
 3/31/2001           11611                     12320                 11,766            11,802
 4/30/2001           12541                     13309                 12,679            12,764
 5/31/2001           12567                     13343                 12,764            12,774
 6/30/2001           12247                     13004                 12,454            12,517
 7/31/2001           12063                     12812                 12,332            12,300
 8/31/2001           11476                     12192                 11,561            11,646
 9/30/2001           10457                     11110                 10,628            10,582
10/31/2001           10725                     11398                 10,831            10,851
11/30/2001           11487                     12210                 11,662            11,621
12/31/2001           11660                     12399                 11,764            11,792
 1/31/2002           11482                     12210                 11,592            11,568
 2/28/2002           11257                     11974                 11,369            11,377
 3/31/2002           11742                     12492                 11,796            11,901
 4/30/2002           11304                     12027                 11,081            11,398
 5/31/2002           11158                     11874                 11,000            11,294
 6/30/2002           10504                     11179                 10,217            10,546
 7/31/2002            9482                     10096                  9,421             9,635
 8/31/2002            9523                     10142                  9,483             9,670
 9/30/2002            8466                      9015                  8,453             8,663
10/31/2002            9105                      9701                  9,196             9,310
11/30/2002            9619                     10251                  9,736             9,867
12/31/2002            9080                      9676                  9,165             9,340
 1/31/2003            8782                      9360                  8,926             9,081
 2/28/2003            8597                      9167                  8,792             8,917
 3/31/2003            8638                      9210                  8,876             8,969
 4/30/2003            9347                      9970                  9,608             9,734
 5/31/2003            9889                     10551                 10,113            10,334
 6/30/2003           10050                     10723                 10,242            10,491
 7/31/2003           10331                     11026                 10,423            10,745
 8/31/2003           10533                     11245                 10,626            10,994
 9/30/2003           10431                     11139                 10,513            10,939
10/31/2003           11069                     11823                 11,107            11,609
11/30/2003           11190                     11954                 11,205            11,784
12/31/2003           11720                     12524                 11,792            12,384
 1/31/2004           11909                     12729                 12,009            12,639
 2/29/2004           12077                     12908                 12,176            12,825
 3/31/2004           11989                     12817                 11,992            12,712
 4/30/2004           11709                     12521                 11,804            12,440
 5/31/2004           11827                     12647                 11,966            12,598
 6/30/2004           12030                     12867                 12,198            12,868
 7/31/2004           11558                     12366                 11,794            12,385
 8/31/2004           11561                     12372                 11,841            12,428
 9/30/2004           11768                     12596                 11,969            12,646
10/31/2004           11944                     12788                 12,152            12,886
11/30/2004           12537                     13425                 12,644            13,534
12/31/2004           12950                     13871                 13,074            14,024
 1/31/2005           12600                     13497                 12,755            13,662
 2/28/2005           12879                     13799                 13,023            13,995
 3/31/2005           12623                     13528                 12,793            13,729
 4/30/2005           12289                     13174                 12,550            13,410
 5/31/2005           12722                     13641                 12,949            13,848
 6/30/2005           12828                     13755                 12,967            13,959
 7/31/2005           13383                     14356                 13,449            14,513
 8/31/2005           13316                     14284                 13,327            14,446
 9/30/2005           13447                     14432                 13,435            14,643
10/31/2005           13210                     14177                 13,210            14,344
11/30/2005           13714                     14721                 13,710            14,874
12/31/2005           13759                     14776                 13,715            14,983
 1/31/2006           14213                     15268                 14,079            15,566
 2/28/2006           14224                     15279                 14,117            15,585
 3/31/2006           14486                     15564                 14,292            15,896
 4/30/2006           14667                     15763                 14,483            16,159
 5/31/2006           14122                     15182                 14,068            15,619
 6/30/2006           14057                     15116                 14,086            15,643
 7/31/2006           13962                     15014                 14,173            15,660
 8/31/2006           14351                     15435                 14,511            16,052
 9/30/2006           14660                     15774                 14,885            16,363
10/31/2006           15197                     16351                 15,370            16,963
11/30/2006           15499                     16679                 15,662            17,345
12/31/2006           15678                     16876                 15,881            17,606
 1/31/2007           15959                     17186                 16,121            17,889
 2/28/2007           15706                     16915                 15,805            17,655
 3/31/2007           15874                     17100                 15,982            17,883
 4/30/2007           16511                     17788                 16,690            18,608
 5/31/2007           17055                     18374                 17,273            19,225
 6/30/2007           16839                     18146                 16,982            18,941
 7/31/2007           16295                     17565                 16,455            18,326
 8/31/2007           16455                     17741                 16,702            18,516
 9/30/2007           17175                     18520                 17,327            19,221
10/31/2007           17591                     18976                 17,602            19,628
11/30/2007           16767                     18090                 16,867            18,763
12/31/2007           16556                     17867                 16,750            18,602
 1/31/2008           15380                     16600                 15,745            17,388
 2/29/2008           14804                     15984                 15,233            16,950
 3/31/2008           14715                     15888                 15,168            16,853
 4/30/2008           15450                     16686                 15,906            17,691
 5/31/2008           15633                     16888                 16,112            18,009
 6/30/2008           14321                     15474                 14,754            16,513
 7/31/2008           14260                     15409                 14,630            16,365
 8/31/2008           14345                     15510                 14,842            16,496
 9/30/2008           12977                     14030                 13,519            14,852

----------
(1) Diversified Equity Composite Index is weighted 25% in the Russell 1000 Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 25% in the S&P 500 Index, 25% in the Russell 1000 Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 15% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the sock markets of Europe, Australasia and the Far East), 10% in the Russell 2000(R) Index (measures the performance of the 2,000 smallest companies in the Russell 3000 Index). You cannot invest directly in an Index.

(2) S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                       Wells Fargo Equity Gateway Funds 11


Performance Highlights

                       WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund lagged its composite benchmark, as nearly all asset classes fell into bear market territory.

- The Fund's three large-cap growth portfolios were the largest detractors over the year as they all significantly lagged the Russell 1000 Growth Index.

-    The Fund's small cap strategies lagged the Russell 2000 Index.

GLOBAL EQUITIES PLUNGE INTO BEAR MARKET AS FEARS OF A GLOBAL RECESSION MOUNT.

Fallout from the financial crisis and fears of a global recession intensified over the last 12 months. As a result, virtually all equity markets across the globe suffered dramatic losses. U.S. equities outperformed foreign equities, although both are deep in bear market territory. The only safe havens over this period were government securities and money market funds.

While large-, mid-, and small-capitalization stock indices were all down over the past year, small cap stocks fell the least. The Fund's small cap portfolios, however, underperformed the small cap benchmark and were large detractors from return.

Growth stocks declined less than value stocks over the period, but the Fund's three growth portfolios lagged their style benchmark. The Large Company Growth Portfolio, which represents 17.5% of overall Fund assets, was the largest detractor. Its strong relative performance toward the end of the period was not enough to offset previous quarters of significant underperformance. Its results were hurt primarily by a large overweight in financial stocks and underexposure to energy stocks.

The Small Company Growth Portfolio was also an important detractor from return. Poor stock selection in the energy, health care, and technology sectors led the portfolio to lag its style benchmark by a wide margin.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Exxon Mobil Corporation            2.20%
Microsoft Corporation              2.10%
Cisco Systems Incorporated         1.50%
Charles Schwab Corporation         1.42%
Medtronic Incorporated             1.39%
JP Morgan Chase & Company          1.38%
Goldman Sachs Group Incorporated   1.33%
Bank of America Corporation        1.17%
Google Incorporated Class A        1.11%
Target Corporation                 1.11%

----------
(3) The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND Class A shares and Administrator Class shares for the most recent ten years with the Diversified Equity Composite Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       12 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND (CONTINUED)

On the value side, the Equity Value Portfolio lagged the Russell 1000 Value Index and contributed to the Fund's underperformance. While the strategy's stock selections in the financials sector were excellent, those gains were more than offset by poor selection in the energy and industrials sectors.

The C&B Large Cap Value Portfolio was a positive contributor for the Fund as it outpaced the Russell 1000 Value Index. The primary reason for its relative outperformance was excellent stock selection in the consumer discretionary, technology, and healthcare sectors.

THE FUND INCREASED ITS POSITION IN THE EMERGING GROWTH PORTFOLIO.

Beginning in February 2008, the Fund's position in the Emerging Growth Portfolio was increased from 0.61% to 1.17%. This change was funded by a reduction in the Small Company Growth Portfolio. The Fund's overall weighting in the small-company growth category remained constant at 3.33%.

The Fund remains invested in its neutral allocation of 25% each in large-cap value, large-cap core, and large-cap growth categories; 10% in the small cap category; and 15% in the international equity category.

WHILE STRONG HEADWINDS FOR STOCKS COULD PERSIST, THERE ARE REASONS TO BE OPTIMISTIC.

The credit crisis has been the primary focus of the markets for many months. It has crippled many financial institutions and sparked fear among investors, leading to heavy selling across a wide range of asset classes. Investors have sold stocks, corporate bonds, and commodities and sought refuge in the safety of U.S. Treasury securities. Selling intensified near the end of the period, which could be a sign of equity markets nearing a bottom.

SECTOR DISTRIBUTION(5)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Telecommunication Services       2%
Utilities                        2%
Consumer Discretionary           9%
Consumer Staples                 7%
Energy                           8%
Financials                      16%
Health Care                     12%
Industrials                      9%
Information Technology          17%
International                   15%
Materials                        3%

----------
(5) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       Wells Fargo Equity Gateway Funds 13


Performance Highlights

                       WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF SEPTEMBER 30, 2008)

                               Including Sales Charge              Excluding Sales Charge         Expense Ratio
                         ----------------------------------  ----------------------------------  ----------------
DIVERSIFIED EQUITY FUND  6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(7)  Net(8)
-----------------------  ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (NVDAX)           (16.88)   (28.79)  3.23     2.64    (11.81)   (24.44)  4.46     3.25     1.43%    1.25%
Class B (NVDBX)**         (17.16)   (30.01)  3.33     2.71    (12.16)   (25.01)  3.68     2.71     2.18%    2.00%
Class C (WFDEX)           (13.12)   (26.00)  3.67     2.50    (12.12)   (25.00)  3.67     2.50     2.18%    2.00%
Administrator Class
   (NVDEX)                                                    (11.69)   (24.24)  4.72     3.44     1.25%    1.00%
Diversified Equity
   Composite Index(1)                                         (11.87)   (22.62)  6.31     4.04
S&P 500 Index(2)                                              (10.87)   (21.98)  5.17     3.06

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6) The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

(7) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, and Class C shares and the February 1, 2008, prospectus for Administrator Class shares.

(8) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                       14 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISERS FOR MASTER PORTFOLIOS

Peregrine Capital Management, Inc.
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION

December 31, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

DIVERSIFIED SMALL CAP FUND   1 YEAR
--------------------------   ------
Administrator Class          (20.61)%
Russell 2000 Index(1)        (14.48)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 1.00% AND 1.32%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

              Wells Fargo Advantage Diversified
             Small Cap Fund - ADMINISTRATOR CLASS   RUSSELL 2000 (SMALL STOCK) INDEX
             ------------------------------------   --------------------------------
 9/30/1998                   10000                              10,000
10/31/1998                   10439                              10,408
11/30/1998                   10979                              10,953
12/31/1998                   11468                              11,631
 1/31/1999                   11343                              11,786
 2/28/1999                   10364                              10,831
 3/31/1999                   10226                              11,000
 4/30/1999                   10941                              11,986
 5/29/1999                   11280                              12,161
 6/30/1999                   11920                              12,711
 7/31/1999                   11857                              12,362
 8/31/1999                   11381                              11,904
 9/30/1999                   11318                              11,907
10/31/1999                   11318                              11,955
11/30/1999                   11757                              12,669
12/31/1999                   12598                              14,103
 1/31/2000                   12008                              13,877
 2/29/2000                   13049                              16,168
 3/31/2000                   13501                              15,102
 4/30/2000                   13413                              14,194
 5/31/2000                   12987                              13,366
 6/30/2000                   13564                              14,531
 7/31/2000                   13200                              14,064
 8/31/2000                   14354                              15,137
 9/30/2000                   14028                              14,692
10/31/2000                   13915                              14,036
11/30/2000                   12773                              12,595
12/31/2000                   14076                              13,677
 1/31/2001                   14397                              14,389
 2/28/2001                   13822                              13,445
 3/31/2001                   13194                              12,787
 4/30/2001                   14130                              13,788
 5/31/2001                   14437                              14,127
 6/30/2001                   14812                              14,614
 7/31/2001                   14491                              13,823
 8/31/2001                   14063                              13,377
 9/30/2001                   12272                              11,576
10/31/2001                   12726                              12,254
11/30/2001                   13664                              13,202
12/31/2001                   14369                              14,017
 1/31/2002                   14505                              13,871
 2/28/2002                   14437                              13,491
 3/31/2002                   15573                              14,576
 4/30/2002                   15924                              14,708
 5/31/2002                   15356                              14,056
 6/30/2002                   14775                              13,358
 7/31/2002                   12572                              11,341
 8/31/2002                   12666                              11,312
 9/30/2002                   11761                              10,499
10/31/2002                   12071                              10,836
11/30/2002                   12734                              11,803
12/31/2002                   12278                              11,146
 1/31/2003                   11855                              10,837
 2/28/2003                   11473                              10,510
 3/31/2003                   11637                              10,645
 4/30/2003                   12592                              11,655
 5/31/2003                   13793                              12,905
 6/30/2003                   14147                              13,139
 7/31/2003                   15075                              13,961
 8/31/2003                   15771                              14,601
 9/30/2003                   15443                              14,332
10/31/2003                   16630                              15,535
11/30/2003                   17135                              16,086
12/31/2003                   17672                              16,413
 1/31/2004                   18152                              17,126
 2/29/2004                   18317                              17,279
 3/31/2004                   18509                              17,440
 4/30/2004                   17823                              16,551
 5/31/2004                   18042                              16,815
 6/30/2004                   18825                              17,523
 7/31/2004                   17740                              16,343
 8/31/2004                   17562                              16,259
 9/30/2004                   18413                              17,022
10/31/2004                   18853                              17,357
11/30/2004                   20377                              18,863
12/31/2004                   21049                              19,421
 1/31/2005                   20207                              18,611
 2/28/2005                   20650                              18,926
 3/31/2005                   20089                              18,384
 4/30/2005                   19025                              17,331
 5/31/2005                   20178                              18,466
 6/30/2005                   21005                              19,178
 7/31/2005                   22157                              20,393
 8/31/2005                   21862                              20,015
 9/30/2005                   22113                              20,078
10/31/2005                   21138                              19,454
11/30/2005                   22364                              20,399
12/31/2005                   22468                              20,306
 1/31/2006                   24306                              22,126
 2/28/2006                   24242                              22,065
 3/31/2006                   25258                              23,136
 4/30/2006                   25210                              23,132
 5/31/2006                   23871                              21,833
 6/30/2006                   23629                              21,974
 7/31/2006                   22839                              21,259
 8/31/2006                   23532                              21,888
 9/30/2006                   23645                              22,070
10/31/2006                   24822                              23,341
11/30/2006                   25403                              23,955
12/31/2006                   25434                              24,035
 1/31/2007                   25777                              24,437
 2/28/2007                   25705                              24,243
 3/31/2007                   26048                              24,503
 4/30/2007                   26644                              24,943
 5/31/2007                   27728                              25,965
 6/30/2007                   27475                              25,585
 7/31/2007                   25994                              23,835
 8/31/2007                   26156                              24,375
 9/30/2007                   26897                              24,794
10/31/2007                   27637                              25,505
11/30/2007                   25434                              23,674
12/31/2007                   25234                              23,659
 1/31/2008                   23263                              22,045
 2/29/2008                   22380                              21,228
 3/31/2008                   22175                              21,317
 4/30/2008                   23078                              22,210
 5/31/2008                   23920                              23,230
 6/30/2008                   22051                              21,442
 7/31/2008                   22380                              22,235
 8/31/2008                   23242                              23,039
 9/30/2008                   21353                              21,203

---------
(1) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND Administrator Class shares for the most recent ten years of the Fund with the Russell 2000 Index. The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

                       Wells Fargo Equity Gateway Funds 15


Performance Highlights

                    WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-    The Fund lagged behind its benchmark during the period.

- While all five components of the Fund underperformed their respective benchmarks, the two growth portfolios especially hurt performance.

-    The Small Company Growth Portfolio was the largest detractor.

GLOBAL EQUITIES PLUNGED INTO BEAR MARKET AS FEARS OF A GLOBAL RECESSION MOUNTED.

Fallout from the financial crisis and fears of a global recession intensified over the last 12 months. As a result, virtually all equity markets across the globe suffered dramatic losses. Small cap stocks declined less than mid and large cap stocks over the period. Small-cap value stocks declined more than small-cap growth stocks for most of the 12-month period, but value stocks overtook growth toward the end of the period.

All five Fund components lagged both their style benchmarks and the broader Russell 2000 Index for the period. The Fund's small-cap growth portfolios were the most significant underperformers. The Small Company Growth Portfolio, which comprises 21.67% of the Fund, lagged the Russell 2000 Growth Index by a wide margin and accounted for more than half of the overall Fund's underperformance.

The Emerging Growth Portfolio underperformed its style benchmark, the Russell 2000 Growth Index, for the period. The portfolio's stock selections were almost uniformly negative across sectors, with the exception of materials. In particular, stock picks within the technology, energy, consumer discretionary, and industrials sectors were detrimental to returns.

Fund components in the small-cap value category were also detractors for the period. In particular, the Strategic Small Cap Value Portfolio, which comprises 30% of Fund assets, lagged both the Russell 2000 Value Index and Russell 2000 Index.

THE FUND INCREASED ITS POSITION IN THE EMERGING GROWTH PORTFOLIO.

Beginning in February 2008, the Fund's position in the Emerging Growth Portfolio was increased from 6.62% to 11.67%. This change was funded by a reduction in the Small Company Growth Portfolio. The overall weighting in the small-company growth category remained constant at 33.33%.

SECTOR DISTRIBUTION(3)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Telecommunication Services   1%
Utilities                    2%
Consumer Discretionary      16%
Consumer Staples             3%
Energy                       7%
Financials                  17%
Health Care                 14%
Industrials                 15%
Information Technology      21%
Materials                    4%

----------
(3) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                      16 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND (CONTINUED)

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Concur Technologies Incorporated    0.74%
Leapfrog Enterprises Incorporated   0.70%
Intermec Incorporated               0.57%
Vital Signs Incorporated            0.57%
Data Domain Incorporated            0.53%
Kayman Corporation                  0.52%
Monster Worldwide Incorporated      0.51%
Icon Plc Adr                        0.48%
Coinstar Incorporated               0.47%
Clean Harbors Incorporated          0.46%

The Fund remains in its neutral allocation of one-third each in the small-company value, small-company core, and small-company growth categories.

WHILE STRONG HEADWINDS FOR STOCKS COULD PERSIST, THERE ARE REASONS TO BE OPTIMISTIC.

For much of the past nine years, small cap stocks have outperformed large caps, but in April 2007, large caps resumed leadership. That did not last long, though, as small caps overtook large caps again in March 2008. This was puzzling to many analysts, because small caps are typically hurt more by a slowing domestic economy. One possible reason that small caps have outperformed large caps this year is an expectation that the U.S. economy would outperform those of Europe in the near term. This would bode well for domestically focused small-cap companies and hurt large cap multinationals. Additionally, many large-cap financial-services companies have been hurt by the credit crisis. If the crisis rights itself in the next 12 months, a bounce in these large cap financials could cause another reversal in capitalization leadership.

The credit crisis has been the primary focus of the markets for many months. It has crippled many financial institutions and sparked fear among investors, leading to heavy selling across a wide range of asset classes. Investors have sold stocks, corporate bonds, and commodities and sought refuge in the safety of U.S. Treasury securities. Selling intensified near the end of the period, which could be a sign of equity markets nearing a bottom.

Global policymakers have taken unprecedented steps to restore confidence in the credit markets and avoid a prolonged recession. Governments around the world are providing liquidity, capital injections, and monetary and fiscal stimulus in as many forms as possible. Initial ad hoc attempts by policymakers to shore up the financial system disappointed the markets, but more recent coordinated, systemic efforts among G-7 countries should in our view have a better chance of success. While it is too soon to gauge how effective these measures may be, world governments have shown their willingness to deal aggressively with the crisis.

History has shown how misguided policies in dealing with financial crises can exacerbate the negative impact on economic growth (for example, the Great Depression and Japan's lost decade of the 1990s). History has also shown how appropriate policy initiatives can mollify the impact. Today's financial authorities have the advantage of learning from the past.

---------
(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       Wells Fargo Equity Gateway Funds 17


Performance Highlights

                    WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                                                         Expense Ratio
                                                                       -----------------
DIVERSIFIED SMALL CAP FUND    6 Months*   1 Year    5 Year   10 Year   Gross(6)   Net(7)
--------------------------    ---------   -------   ------   -------   --------   ------
Administrator Class (NVDSX)     (3.70)    (20.61)    6.70      7.88      1.32%     1.00%
Russell 2000 Index(1)           (0.54)    (14.48)    8.15      7.81

----------
*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway blended Fund that invests all of its assets in two or more Master Portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolios in which it invests.

(6) Reflects the gross expense ratio effective as of June 2, 2008, as stated in the supplement dated May 30, 2008, to the February 1, 2008, prospectus.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                       18 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EMERGING GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE EMERGING GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA*
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION

January 31, 2007

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

EMERGING GROWTH FUND           1 YEAR
--------------------           ------
Investor Class                 (30.84)%
Russell 2000 Growth Index(1)   (17.07)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.49% AND 5.89%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                 WELLS FARGO          WELLS FARGO
             ADVANTAGE EMERGING   ADVANTAGE EMERGING
               GROWTH FUND -         GROWTH FUND -     RUSSELL 2000
   DATE            CLASS A          INVESTOR CLASS     GROWTH INDEX
----------   ------------------   ------------------   ------------
 1/31/2007          9425                10,000            10,000
 2/28/2007          9369                 9,940             9,968
 3/31/2007          9642                10,230            10,060
 4/30/2007          9925                10,530            10,324
 5/31/2007         10358                10,990            10,795
 6/30/2007         10575                11,220            10,734
 7/31/2007         10471                11,110            10,177
 8/31/2007         10679                11,330            10,433
 9/30/2007         11668                12,380            10,736
10/31/2007         12648                13,420            11,219
11/30/2007         11640                12,350            10,445
12/31/2007         11691                12,404            10,510
 1/31/2008          9838                10,438             9,546
 2/29/2008          9381                 9,954             9,216
 3/31/2008          8935                 9,480             9,162
 4/30/2008          9598                10,196             9,633
 5/31/2008          9778                10,377            10,178
 6/30/2008          9361                 9,933             9,572
 7/31/2008          9333                 9,903             9,794
 8/31/2008          9143                 9,712            10,038
 9/30/2008          8063                 8,562             8,903

----------
*    Effective April 25, 2008, Mr. Eberhardy became a portfolio manager for the
     Fund.

(1) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE EMERGING GROWTH FUND Class A and Investor Class shares for the life of the Fund with the Russell 2000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 19


Performance Highlights

                          WELLS FARGO ADVANTAGE EMERGING GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund significantly underperformed its benchmark; holdings in industrials were the biggest detractors.

- Volatile market conditions combined with a decreased appetite for growth stocks among investors created insurmountable headwinds for the Fund during the period.

- In all types of market environments, we look for companies whose revenue and earnings expectations are being underestimated.

THE FUND'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK WAS DRIVEN BY A CHALLENGING ECONOMIC ENVIRONMENT AND UNFAVORABLE MARKET DYNAMICS.

Economic headwinds in technology, consumer discretionary, and industrials hurt performance. Individual detractors from performance included footwear maker Crocs, health care systems provider Omnicel, payment processor Verifone, and laser manufacturer Cynosure. Notable positive contributors were medical product companies Nuvasive and Masimo, oil and gas development company Arena Resources, business services provider Concur Technologies, and contract research organization Icon PLC.

During this challenging market environment, we were adversely affected by the decreased appetite among investors for growth stocks. During the past year, growth stocks significantly underperformed value stocks. In addition, stocks with lower growth expectations performed better than stocks with higher growth expectations. This trend detracted from Fund performance because our portfolio seeks out faster-growing stocks than the average stock in the Russell 2000 Growth Index.

THROUGHOUT THE PERIOD, WE REMAINED TRUE TO OUR INVESTMENT PHILOSOPHY.

Our investment process is designed to identify companies that are likely to see sustained positive revisions to growth expectations. Through experience, we have learned that companies with these positive revisions tend to be the most successful stocks because valuation often can be a function of the rate and sustainability of growth.

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF SEPTEMBER 30, 2008)

Nuvasive Incorporated                  3.21%
Burger King Holdings Incorporated      3.21%
Concur Technologies Incorporated       3.19%
Vocus Incorporated                     2.63%
Alexion Pharmaceuticals Incorporated   2.38%
Vistaprint Limited                     2.37%
Arena Resources Incorporated           2.26%
Masimo Corporation                     2.24%
Kansas City Southern                   2.14%
K12 Incorporated                       2.09%

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       20 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EMERGING GROWTH FUND (CONTINUED)

For example, our fundamental research anticipated that the growth opportunity at Icon PLC, which is a contract research organization that serves the pharmaceutical and biotech industries, was being underestimated by the market. Our research indicated that strong backlog growth and improving operating margins supported an earnings power that in our estimation was at least 10% higher than market expectations for 2008.

SECTOR DISTRIBUTION(4)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Consumer Discretionary    17%
Consumer Staples           1%
Energy                     7%
Financials                 4%
Health Care               31%
Industrials               16%
Information Technology    24%

How we sell stocks is just as critical as how we buy them. When selling a stock, we follow a strict discipline. For example, when a company's growth prospects relative to market expectations are threatened in a way that we believe will fall short of market expectations, we tend to quickly reduce our position. One such example during the period was Crocs. We began to question the stability of Crocs's strategy to roll out innovative, affordable footwear when channel checks began to indicate that competitive products were detracting from the sustainability of future earnings growth. Consequently, we sold it. While in hindsight we wish that we had sold it even sooner, our responsiveness allowed us to retain most of the share price gains that the Fund had collected over the previous year.

SIGNIFICANT ECONOMIC CHALLENGES ARE PRESENT, BUT WE BELIEVE THAT THOSE CHALLENGES MAY ALSO OPEN UP OPPORTUNITIES FOR EMERGING GROWTH STOCKS.

We believe that high energy prices, reduced availability of credit, and a significant slowdown in the housing market have put stress on the U.S. consumer. As a result, the economy may grow below its historical rate of expansion over the coming year, or may even contract. At the same time, we are hopeful that economic challenges will incubate a more favorable backdrop for growth stocks. As earnings growth becomes more scarce, we believe certain pockets of strength are likely to emerge in the economy. We seek to find those pockets of strength and identify stocks that meet our investment criteria.

----------
(4) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       Wells Fargo Equity Gateway Funds 21


Performance Highlights

                          WELLS FARGO ADVANTAGE EMERGING GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                   Including Sales Charge           Excluding Sales Charge        Expense Ratio
                              -------------------------------  -------------------------------  ----------------
EMERGING GROWTH FUND          6 Months*  1 Year  Life of Fund  6 Months*  1 Year  Life of Fund  Gross(6)  Net(7)
--------------------          ---------  ------  ------------  ---------  ------  ------------  --------  ------
Class A (WEMAX)                (14.95)   (34.90)    (12.14)      (9.76)   (30.90)    (8.96)       5.77%    1.45%
Class C (WEMCX)                (11.07)   (32.39)     (9.60)     (10.07)   (31.39)    (9.60)       6.52%    2.20%
Administrator Class (WFGDX)                                      (9.54)   (30.63)    (8.66)      10.27%    1.20%
Institutional Class (WEMIX)                                      (9.54)   (30.63)    (8.66)       5.57%    0.95%
Investor Class (WFGTX)                                           (9.68)   (30.84)    (8.91)       5.89%    1.49%
Russell 2000 Growth Index(1)                                     (2.83)   (17.07)    (6.75)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Class A and Class C shares incepted on March 31, 2008. Performance shown prior to the inception of Class A and Class C reflects the performance of the Investor Class shares, which incepted on January 31, 2007, adjusted to reflect Class A and Class C expenses and sales charges, as applicable. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, which incepted on January 31, 2007, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class C shares, and Institutional Class shares, and the February 1, 2008, prospectus for Administrator Class shares, and the June 20, 2008, prospectus for Investor Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                       22 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE EQUITY INCOME FUND (the Fund) seeks long-term capital appreciation and dividend income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION

March 31, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

EQUITY INCOME FUND            1 YEAR
------------------            ------
Class A                       (23.58)%
Russell 1000 Value Index(1)   (23.56)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%.PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.10% AND 1.36%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE EQUITY   RUSSELL 1000
   DATE      EQUITY INCOME CLASS A    INCOME ADMINISTRATOR CLASS     VALUE INDEX
----------   ---------------------   ----------------------------   ------------
 9/30/1998            9425                      10000                  10,000
10/31/1998           10095                      10708                  10,775
11/30/1998           10570                      11212                  11,277
12/31/1998           10903                      11568                  11,661
 1/31/1999           10873                      11536                  11,754
 2/28/1999           10898                      11560                  11,588
 3/31/1999           11324                      12012                  11,828
 4/30/1999           11908                      12634                  12,933
 5/31/1999           11877                      12599                  12,790
 6/30/1999           12364                      13118                  13,161
 7/31/1999           12035                      12769                  12,776
 8/31/1999           11835                      12554                  12,302
 9/30/1999           11383                      12075                  11,872
10/31/1999           11697                      12408                  12,556
11/30/1999           11785                      12504                  12,458
12/31/1999           11804                      12527                  12,518
 1/31/2000           11209                      11898                  12,110
 2/29/2000           10352                      10991                  11,210
 3/31/2000           11387                      12094                  12,578
 4/30/2000           11331                      12037                  12,432
 5/31/2000           11517                      12234                  12,563
 6/30/2000           11247                      11950                  11,988
 7/31/2000           11021                      11713                  12,138
 8/31/2000           11640                      12373                  12,813
 9/30/2000           11516                      12243                  12,931
10/31/2000           11823                      12572                  13,249
11/30/2000           11407                      12133                  12,758
12/31/2000           11998                      12765                  13,397
 1/31/2001           11990                      12759                  13,448
 2/28/2001           11638                      12387                  13,074
 3/31/2001           10985                      11694                  12,612
 4/30/2001           11717                      12476                  13,230
 5/31/2001           11927                      12699                  13,528
 6/30/2001           11578                      12333                  13,228
 7/31/2001           11451                      12201                  13,200
 8/31/2001           11207                      11944                  12,671
 9/30/2001           10483                      11171                  11,779
10/31/2001           10613                      11315                  11,677
11/30/2001           11187                      11926                  12,356
12/31/2001           11318                      12069                  12,647
 1/31/2002           11153                      11896                  12,550
 2/28/2002           11216                      11967                  12,570
 3/31/2002           11585                      12365                  13,165
 4/30/2002           11223                      11978                  12,713
 5/31/2002           11214                      11971                  12,777
 6/30/2002           10617                      11339                  12,043
 7/31/2002            9640                      10295                  10,923
 8/31/2002            9683                      10344                  11,006
 9/30/2002            8404                       8978                   9,782
10/31/2002            9024                       9640                  10,507
11/30/2002            9556                      10216                  11,169
12/31/2002            9066                       9694                  10,684
 1/31/2003            8786                       9393                  10,426
 2/28/2003            8514                       9107                  10,148
 3/31/2003            8531                       9126                  10,165
 4/30/2003            9216                       9860                  11,059
 5/31/2003            9757                      10439                  11,774
 6/30/2003            9953                      10654                  11,921
 7/31/2003           10129                      10847                  12,100
 8/31/2003           10174                      10895                  12,288
 9/30/2003           10095                      10811                  12,169
10/31/2003           10669                      11430                  12,913
11/30/2003           10781                      11554                  13,088
12/31/2003           11424                      12241                  13,895
 1/31/2004           11623                      12458                  14,140
 2/29/2004           11934                      12795                  14,443
 3/31/2004           11799                      12651                  14,316
 4/30/2004           11606                      12447                  13,966
 5/31/2004           11620                      12465                  14,109
 6/30/2004           11806                      12665                  14,442
 7/31/2004           11565                      12410                  14,239
 8/31/2004           11656                      12516                  14,441
 9/30/2004           11753                      12621                  14,665
10/31/2004           11831                      12709                  14,909
11/30/2004           12332                      13247                  15,662
12/31/2004           12696                      13639                  16,187
 1/31/2005           12613                      13553                  15,900
 2/28/2005           13001                      13975                  16,427
 3/31/2005           12741                      13700                  16,201
 4/30/2005           12505                      13445                  15,911
 5/31/2005           12829                      13798                  16,294
 6/30/2005           12785                      13755                  16,472
 7/31/2005           13177                      14177                  16,949
 8/31/2005           13100                      14099                  16,875
 9/30/2005           13250                      14266                  17,112
10/31/2005           13042                      14041                  16,678
11/30/2005           13430                      14459                  17,223
12/31/2005           13351                      14383                  17,329
 1/31/2006           13547                      14594                  18,002
 2/28/2006           13624                      14682                  18,112
 3/31/2006           13705                      14773                  18,357
 4/30/2006           14073                      15171                  18,824
 5/31/2006           13696                      14768                  18,348
 6/30/2006           13721                      14795                  18,465
 7/31/2006           14013                      15116                  18,914
 8/31/2006           14338                      15471                  19,231
 9/30/2006           14672                      15832                  19,614
10/31/2006           15139                      16342                  20,255
11/30/2006           15428                      16654                  20,717
12/31/2006           15807                      17068                  21,181
 1/31/2007           15870                      17142                  21,453
 2/28/2007           15560                      16812                  21,118
 3/31/2007           15790                      17058                  21,445
 4/30/2007           16405                      17730                  22,239
 5/31/2007           16982                      18355                  23,041
 6/30/2007           16638                      17986                  22,502
 7/31/2007           16010                      17312                  21,463
 8/31/2007           16297                      17623                  21,703
 9/30/2007           16925                      18309                  22,449
10/31/2007           16995                      18390                  22,451
11/30/2007           16372                      17716                  21,354
12/31/2007           16233                      17566                  21,147
 1/31/2008           15414                      16694                  20,300
 2/29/2008           14846                      16071                  19,450
 3/31/2008           14710                      15932                  19,303
 4/30/2008           15295                      16575                  20,244
 5/31/2008           15295                      16575                  20,212
 6/30/2008           13894                      15056                  18,278
 7/31/2008           13799                      14961                  18,212
 8/31/2008           13958                      15133                  18,521
 9/30/2008           12934                      14032                  17,160

----------
(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Equity Income Fund Class A and Administrator Class shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 23


Performance Highlights

                            WELLS FARGO ADVANTAGE EQUITY INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund nearly matched the Russell 1000 Value Index's drop; all economic sectors declined for the year.

- As financial sector woes accelerated, Fund holdings were adjusted to reduce risk.

- We are staying with quality and stability of earnings--fundamentals will eventually count.

IT WAS AN IN-LINE YEAR IN A DIFFICULT MARKET.

As one would expect in such a difficult year, all sectors of the Russell 1000 Value Index and the sectors represented by the holdings of the Equity Income Fund generated negative returns. Financial stocks delivered the worst absolute sector performance while consumer staples stocks held up the best. Positive stock selection for the year was offset by negative contribution from sector weightings. While the decline was significant, it could have been worse, considering the historic events that transpired in the financial sector during the last 12 months.

Financial stocks in general experienced one of the most challenging environments of recent memory. The credit crisis that began in the mortgage sector spread to most other segments of the financial world, from insurers to large and small mortgage lenders to the largest investment banking firms in the world. The carnage accelerated as the year progressed, and several higher-risk financial stocks were sold as fundamentals deteriorated. Sales included American Capital Strategies, American International Group, Goldman Sachs, Lehman Brothers, Morgan Stanley, and Wachovia. While the Fund's exposure to this sector was slightly reduced as a whole, some of the proceeds from sales were added to quality holdings such as Bank of New York, JPMorgan Chase, and State Street. The Fund's approximate 15% underweight versus the Russell financial sector was a positive contributor on a relative basis, as was stock selection.

Likewise, technology stocks were under pressure for much of the year as concerns mounted that both consumer and business spending for information technology would slow considerably. Importantly, the Fund's large cap bias in well-known and well-capitalized companies proved beneficial. Collectively, technology stocks owned by the Fund fell less than half of what the Russell sector dropped. Hewlett-Packard, IBM, and Microsoft delivered better-than-expected earnings growth, and the stocks performed well in a very

SECTOR DISTRIBUTION(3)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Telecommunication Services    6%
Utilities                     5%
Consumer Discretionary        7%
Consumer Staples             10%
Energy                       15%
Financials                   23%
Health Care                  10%
Industrials                  10%
Information Technology       10%
Materials                     4%

----------
(3) Sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       24 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EQUITY INCOME FUND (CONTINUED)

difficult sector. While the Fund's overweight position in the technology group was detrimental, owning some of the best companies in the group more than offset the sector positioning and provided significant positive relative performance.

QUALITY AND RISK REDUCTION WERE IMPORTANT FACTORS TO THE PORTFOLIO ADJUSTMENTS WE MADE DURING THE PERIOD.

Several sectors that hindered performance included the energy, industrials, and health care sectors. The price of crude oil dropped dramatically in September 2008 and fell from over $140 per barrel to $100 a barrel. Along with concerns of global slowing growth and energy demand, most energy stocks, ours included, declined during the 12-month period. We sold the Fund's small position in Valero Energy because refining margins came under extreme pressure. Industrial stocks also felt the weight of slowing worldwide growth. Rockwell Automation in particular experienced a considerable stock price slide as earnings expectations moved lower as the year progressed. Fund holding in the health care segment had a range of returns, including a solid year for Abbott Laboratories to weak results from managed care companies such as WellPoint, which was sold from the Fund's portfolio.

WE CONTINUED TO EMPHASIZE GOOD COMPANIES WITH SOLID, LONG-TERM FUNDAMENTALS.

Volatility was the key word for the equity markets during the 12-month period because many companies worldwide, financial companies in particular, experienced difficulties and weaker operating fundamentals. The deleveraging that took place in the capital markets--necessitated by the credit crisis--will mostly likely need at least several quarters to unwind. The U.S. government and Federal Reserve have stepped in aggressively to try to restore some semblance of investor confidence with significant actions that should eventually impact the economy and financial markets. We believe that the passage of a $700 billion financial rescue package should insert much-needed capital and provide necessary liquidity to highly damaged and illiquid mortgage-related securities and assets.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Exxon Mobil Corporation              4.71%
JP Morgan Chase & Company            4.48%
Chevron Corporation                  3.50%
Conoco6hillips                       3.50%
AT&T Incorporated                    3.32%
Bank of America Corporation          3.18%
General Electric Company             3.02%
Procter & Gamble Company             2.81%
Verizon Communication Incorporated   2.42%
Hewlett-Packard Company              2.34%

----------
(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       Wells Fargo Equity Gateway Funds 25


Performance Highlights

              WELLS FARGO ADVANTAGE EQUITY INCOME FUND (CONTINUED)

Unfortunately, the equity market's recent focus has not been on fundamentals, but at some point, they will become more important. We believe that the solid fundamentals associated with the Equity Income style, including attractive valuations; double-digit, long-term expected earnings growth; and a competitive current yield should prove to be beneficial to long-term investors. Quality remains a focus for the Equity Income team, and portfolio adjustments are geared toward investing in premier companies that generate significant and predictable cash flow. These attributes may allow for continued dividend growth, less need for companies to raise capital in a tough environment, and lower volatility for the portfolio as a whole. The reduction in higher risk holdings such as financials, coupled with increased exposure to more predictable and stable earners such as health care, should provide--in our opinion--better downside protection should the world economies stagnate for an extended period of time. We anticipate that the market's current aversion to riskier assets will eventually benefit higher-quality portfolios such as the Equity Income Fund.

                       26 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EQUITY INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                    Including Sales Charge              Excluding Sales Charge         Expense Ratio
                              ----------------------------------  ---------------------------------  ----------------
EQUITY INCOME FUND            6 Months*  1 Year  5 Year  10 Year  6 Months* 1 Year  5 Year  10 Year  Gross(6)  Net(7)
------------------            ---------  ------  ------  -------  --------  ------  ------  -------  --------  ------
Class A (NVAEX)                (17.13)   (27.98)  3.84     2.61    (12.07)  (23.58)  5.08     3.22     1.36%    1.10%
Class B (NVBEX)**              (17.38)   (29.15)  3.96     2.67    (12.38)  (24.15)  4.30     2.67     2.11%    1.85%
Class C (WFEEX)                (13.38)   (25.14)  4.29     2.44    (12.38)  (24.14)  4.29     2.44     2.11%    1.85%
Administrator Class (NVIEX)                                        (11.92)  (23.36)  5.35     3.45     1.18%    0.85%
Russell 1000 Value Index (1)                                       (11.10)  (23.56)  7.12     5.55

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, and Class C shares and the February 1, 2008, prospectus for Administrator Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                       28 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE EQUITY VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Systematic Financial Management, L.P.

PORTFOLIO MANAGERS

D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION

August 29, 2003

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008 (EXCLUDING SALES CHARGES)

EQUITY VALUE FUND             1 YEAR
-----------------             ------
Class A                       (27.24)%
Russell 1000 Value Index(1)   (23.56)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.25% AND 1.39%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                                         WELLS FARGO
                  WELLS FARGO         ADVANTAGE EQUITY
               ADVANTAGE EQUITY         VALUE FUND -      RUSSELL 1000
DATE         VALUE FUND - CLASS A   ADMINISTRATOR CLASS    VALUE INDEX
----------   --------------------   -------------------   ------------
 8/31/2003            9425                 10000              10,000
 9/30/2003            9255                  9820               9,902
10/31/2003            9689                 10280              10,508
11/30/2003           10028                 10650              10,651
12/31/2003           10438                 11088              11,308
 1/31/2004           10618                 11278              11,506
 2/29/2004           10910                 11599              11,753
 3/31/2004           10750                 11428              11,650
 4/30/2004           10306                 10958              11,365
 5/31/2004           10476                 11138              11,481
 6/30/2004           10825                 11519              11,753
 7/31/2004           10580                 11258              11,587
 8/31/2004           10599                 11278              11,752
 9/30/2004           10825                 11519              11,934
10/31/2004           11080                 11799              12,132
11/30/2004           11664                 12419              12,746
12/31/2004           11996                 12782              13,173
 1/31/2005           11816                 12581              12,939
 2/28/2005           12271                 13072              13,368
 3/31/2005           12091                 12892              13,184
 4/30/2005           11711                 12481              12,948
 5/31/2005           12110                 12912              13,260
 6/30/2005           12309                 13132              13,405
 7/31/2005           12764                 13613              13,793
 8/31/2005           12773                 13623              13,733
 9/30/2005           13105                 13994              13,925
10/31/2005           12735                 13593              13,572
11/30/2005           13115                 14004              14,016
12/31/2005           13204                 14106              14,102
 1/31/2006           13730                 14670              14,649
 2/28/2006           13739                 14680              14,739
 3/31/2006           13911                 14861              14,938
 4/30/2006           14131                 15103              15,318
 5/31/2006           13720                 14670              14,931
 6/30/2006           13854                 14821              15,027
 7/31/2006           14026                 15002              15,392
 8/31/2006           14284                 15274              15,650
 9/30/2006           14447                 15465              15,961
10/31/2006           14953                 16009              16,483
11/30/2006           15287                 16371              16,859
12/31/2006           15472                 16573              17,237
 1/31/2007           15837                 16958              17,458
 2/28/2007           15630                 16750              17,185
 3/31/2007           16014                 17155              17,452
 4/30/2007           16674                 17862              18,097
 5/31/2007           17314                 18559              18,751
 6/30/2007           16960                 18174              18,312
 7/31/2007           16378                 17561              17,466
 8/31/2007           16556                 17758              17,661
 9/30/2007           17265                 18528              18,268
10/31/2007           17501                 18777              18,270
11/30/2007           16851                 18080              17,377
12/31/2007           16686                 17917              17,209
 1/31/2008           15482                 16623              16,520
 2/29/2008           14939                 16038              15,828
 3/31/2008           14822                 15914              15,709
 4/30/2008           15685                 16859              16,474
 5/31/2008           15781                 16961              16,448
 6/30/2008           14438                 15520              14,874
 7/31/2008           14225                 15295              14,820
 8/31/2008           14065                 15137              15,072
 9/30/2008           12563                 13517              13,965

----------
(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY VALUE FUND Class A and Administrator Class shares for the life of the Fund with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 29


Performance Highlights

                             WELLS FARGO ADVANTAGE EQUITY VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund lagged its benchmark, the Russell 1000 Value Index, in part, because our selections in energy and industrials detracted from performance.

- We took advantage of opportunities in the financials and consumer discretionary sectors while increasing the portfolio's exposure to health care and energy.

-    We are optimistic about the Fund's potential to perform well over time.

STOCK SELECTIONS PROVED TO BE THE MAIN DRAG ON PERFORMANCE.

The market environment during the 12-month period was characterized by uncertainty, volatility, and government intervention. On the one hand, investors sought safety in U.S. Treasuries. On the other hand, some investors appeared to be fleeing the market on the back of repeated government intervention to bolster the financial system. In this environment, company fundamentals were largely ignored by investors. As a result, our bottom-up focus on company-specific attributes and prospects was not rewarded during the period, and our large-cap value strategy underperformed the Russell 1000 Value Index. More specifically, our selections in the energy and industrials sectors detracted the most from returns. Conversely, the portfolio benefited from strong stock selections in the financials and consumer discretionary sectors. Sector allocation also contributed positively to the Fund's relative performance, with the portfolio's underweightings in financials and utilities leading the way.

WE ADDED TO OUR POSITION IN HEALTH CARE, WHILE IN THE INDUSTRIALS SECTOR, WE ELIMINATED EATON CORPORATION FROM THE PORTFOLIO.

We increased the Fund's exposure to health care and energy while reducing its exposure to the industrials sector. Our increased exposure in energy proved to be a detractor from performance in terms of both sector allocation and stock selection. Oil companies were hurt by falling oil prices, and while holdings such as Exxon Mobil and Noble Energy remain fundamentally strong corporations, their close correlation to the commodity hindered their stock price performance. We do not believe that this market reaction is sustainable in the long term because there are still strong supply-and-demand dynamics worldwide.

We added to our position in Invitrogen, which contributed to our overall augmentation of the health care sector. The company has increased its presence in emerging markets, as well as in higher-margin cellular analysis and

SECTOR DISTRIBUTION(3)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Telecommunication Services        6%
Utilities                         5%
Consumer Discretionary            8%
Consumer Staples                  6%
Energy                           17%
Financials                       25%
Health Care                      12%
Industrials                       7%
Information Techonology           7%
Materials                         7%

----------
(3) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       30 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE EQUITY VALUE FUND (CONTINUED)

instrumentation markets. The company has also been adding more distribution outlets. Valuation remains compelling in our view as the company was at period end trading at the very low end of its historical range. We also believe that the acquisition of Applied Biosystems will be more accretive than guidance currently dictates, given the high level of cost and revenue synergies.

One of the contributors to the Fund's reduction in the industrials sector was the sale of Eaton Corporation. Eaton Corporation designs, manufactures, markets, and services electrical systems and components worldwide. The company offers a wide range of solutions to aircraft, truck, and automotive clients surrounding power and quality control and fuel economy. The company was sold due to downward earnings guidance after reporting second-quarter 2008 results. The company is facing a tougher environment in raw material costs, while deteriorating aerospace, auto, and truck markets proved to be the cause of the lowered guidance.

DISCIPLINE IS KEY AT TIMES LIKE THESE.

The outlook for the equity markets is unclear at best. Home prices continue to decline, credit conditions have worsened materially, and unemployment has ticked up. On the bright side, commodity price pressures have eased substantially and inflation readings are likely to recede significantly in the months ahead. The amount and effectiveness of government intervention remains the wildcard.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

JPMorgan Chase & Company               5.08%
Exxon Mobil Corporation                4.11%
Bank of America Corporation            3.26%
AT & T Incorporated                    3.20%
Invitrogen Corporation                 2.87%
The Travelers Companies Incorporated   2.75%
Suntrust Banks Incorporated            2.34%
Pfizer Incorporated                    2.22%
Verizon Communications Incorporated    2.19%
Amgen Incorporated                     2.16%

At times of extreme volatility, it is often tempting for investors to abandon their time-tested strategies due to the pull of fear and greed. However, we believe that it is exactly during times like these that it's important to follow our discipline and not let emotion get the best of us. Sticking to our disciplined approach is precisely what we are doing and will seek to continue to do.

----------
(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust Portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       Wells Fargo Equity Gateway Funds 31


Performance Highlights

                             WELLS FARGO ADVANTAGE EQUITY VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                      Including Sales Charge                   Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   ------------------
                                                            Life of                                 Life of
EQUITY VALUE FUND             6 Months*   1 Year   5 Year     Fund    6 Months*   1 Year   5 Year     Fund    Gross(6)   Net(7)
-----------------             ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WLVAX)                (20.11)    (31.42)   5.05      4.59     (15.24)    (27.24)   6.30      5.81      1.39%     1.25%
Class B (WLVBX)**              (20.54)    (32.77)   5.20      4.87     (15.54)    (27.77)   5.52      5.03      2.14%     2.00%
Class C (WLVCX)                (16.50)    (28.80)   5.53      5.04     (15.50)    (27.80)   5.53      5.04      2.14%     2.00%
Administrator Class (WLVIX)                                            (15.06)    (27.05)   6.60      6.10      1.21%     1.00%
Institutional Class (WLVSX)                                            (14.98)    (26.84)   6.70      6.20      0.94%     0.75%
Russell 1000 Value Index(1)                                            (11.10)    (23.56)   7.12      6.78

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, Class C, and Institutional Class shares and the February 1, 2008, prospectus for Administrator Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                      32 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE GROWTH EQUITY FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISERS FOR MASTER PORTFOLIOS

Artisan Partners Limited Partnership
LSV Asset Management
New Star Institutional Managers Limited
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management, Inc.
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION

April 30, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

GROWTH EQUITY FUND                 1 YEAR
--------------------------------   ------
Class A                            (24.89)%
Growth Equity Composite Index(1)   (21.64)%
S&P 500 Index(2)                   (21.98)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.50% AND 1.58%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

                                          WELLS FARGO
                   WELLS FARGO         ADVANTAGE GROWTH
                ADVANTAGE GROWTH         EQUITY FUND -      GROWTH EQUITY
DATE         EQUITY FUND - CLASS A   ADMINISTRATOR CLASS   COMPOSITE INDEX    S&P 500 INDEX
----------   ---------------------   -------------------   ---------------    -------------
 9/30/1998            9425                   10000               10,000           10,000
10/31/1998            9942                   10549               10,737           10,813
11/30/1998           10583                   11229               11,385           11,468
12/31/1998           11301                   11990               12,125           12,129
 1/31/1999           11644                   12355               12,420           12,636
 2/28/1999           11063                   11738               11,780           12,243
 3/31/1999           11349                   12041               12,210           12,733
 4/30/1999           11754                   12471               12,746           13,225
 5/31/1999           11622                   12331               12,477           12,913
 6/30/1999           12354                   13105               13,127           13,630
 7/31/1999           12216                   12962               12,972           13,204
 8/31/1999           12030                   12764               12,892           13,139
 9/30/1999           11834                   12552               12,837           12,779
10/31/1999           12361                   13115               13,339           13,588
11/30/1999           12949                   13739               14,009           13,864
12/31/1999           14200                   15073               15,451           14,680
 1/31/2000           13714                   14558               14,816           13,943
 2/29/2000           14515                   15412               16,045           13,680
 3/31/2000           15305                   16258               16,264           15,018
 4/30/2000           14841                   15766               15,394           14,566
 5/31/2000           14226                   15117               14,695           14,267
 6/30/2000           15012                   15955               15,706           14,619
 7/31/2000           14786                   15719               15,102           14,391
 8/31/2000           15583                   16569               16,024           15,285
 9/30/2000           14793                   15731               15,094           14,478
10/31/2000           14619                   15554               14,502           14,417
11/30/2000           13547                   14412               13,069           13,281
12/31/2000           14156                   15063               13,457           13,346
 1/31/2001           14434                   15362               14,025           13,820
 2/28/2001           13033                   13872               12,554           12,561
 3/31/2001           12020                   12797               11,610           11,766
 4/30/2001           13082                   13932               12,684           12,679
 5/31/2001           13011                   13858               12,594           12,764
 6/30/2001           12835                   13676               12,489           12,454
 7/31/2001           12531                   13358               12,075           12,332
 8/31/2001           11875                   12657               11,501           11,561
 9/30/2001           10514                   11209               10,208           10,628
10/31/2001           10963                   11695               10,683           10,831
11/30/2001           11822                   12611               11,450           11,662
12/31/2001           12111                   12925               11,710           11,764
 1/31/2002           11951                   12751               11,408           11,592
 2/28/2002           11618                   12402               11,157           11,369
 3/31/2002           12302                   13134               11,787           11,796
 4/30/2002           12051                   12872               11,511           11,081
 5/31/2002           11755                   12552               11,279           11,000
 6/30/2002           11144                   11903               10,583           10,217
 7/31/2002            9832                   10503                9,507            9,421
 8/31/2002            9845                   10523                9,502            9,483
 9/30/2002            8888                    9500                8,612            8,453
10/31/2002            9472                   10125                9,124            9,196
11/30/2002           10037                   10726                9,706            9,736
12/31/2002            9481                   10139                9,185            9,165
 1/31/2003            9125                    9761                8,903            8,926
 2/28/2003            8925                    9548                8,733            8,792
 3/31/2003            8957                    9582                8,778            8,876
 4/30/2003            9713                   10396                9,554            9,608
 5/31/2003           10356                   11084               10,254           10,113
 6/30/2003           10543                   11288               10,442           10,242
 7/31/2003           11008                   11787               10,838           10,423
 8/31/2003           11350                   12155               11,185           10,626
 9/30/2003           11231                   12029               11,174           10,513
10/31/2003           11983                   12839               11,931           11,107
11/30/2003           12161                   13033               12,202           11,205
12/31/2003           12671                   13580               12,723           11,792
 1/31/2004           12867                   13793               13,061           12,009
 2/29/2004           12968                   13905               13,221           12,176
 3/31/2004           12986                   13929               13,201           11,992
 4/30/2004           12608                   13527               12,822           11,804
 5/31/2004           12735                   13667               12,990           11,966
 6/30/2004           12995                   13949               13,324           12,198
 7/31/2004           12329                   13236               12,617           11,794
 8/31/2004           12270                   13173               12,589           11,841
 9/30/2004           12621                   13556               12,936           11,969
10/31/2004           12867                   13823               13,228           12,152
11/30/2004           13670                   14685               14,060           12,644
12/31/2004           14147                   15200               14,584           13,074
 1/31/2005           13633                   14653               14,120           12,755
 2/28/2005           13916                   14965               14,440           13,023
 3/31/2005           13566                   14586               14,094           12,793
 4/30/2005           13094                   14085               13,618           12,550
 5/31/2005           13647                   14678               14,163           12,949
 6/30/2005           13907                   14965               14,392           12,967
 7/31/2005           14638                   15752               15,090           13,449
 8/31/2005           14618                   15737               15,038           13,327
 9/30/2005           14806                   15942               15,280           13,435
10/31/2005           14479                   15594               14,928           13,210
11/30/2005           15109                   16274               15,517           13,710
12/31/2005           15248                   16431               15,691           13,715
 1/31/2006           15978                   17219               16,569           14,079
 2/28/2006           15956                   17202               16,533           14,117
 3/31/2006           16422                   17703               17,063           14,292
 4/30/2006           16534                   17829               17,298           14,483
 5/31/2006           15725                   16963               16,551           14,068
 6/30/2006           15568                   16789               16,566           14,086
 7/31/2006           15209                   16413               16,316           14,173
 8/31/2006           15703                   16945               16,797           14,511
 9/30/2006           15961                   17231               17,016           14,885
10/31/2006           16646                   17972               17,767           15,370
11/30/2006           16989                   18343               18,213           15,662
12/31/2006           17127                   18503               18,427           15,881
 1/31/2007           17467                   18871               18,738           16,121
 2/28/2007           17316                   18711               18,608           15,805
 3/31/2007           17492                   18905               18,856           15,982
 4/30/2007           18103                   19568               19,536           16,690
 5/31/2007           18702                   20225               20,165           17,273
 6/30/2007           18569                   20077               19,964           16,982
 7/31/2007           17895                   19360               19,290           16,455
 8/31/2007           18015                   19488               19,460           16,702
 9/30/2007           18821                   20365               20,174           17,327
10/31/2007           19508                   21116               20,855           17,602
11/30/2007           18349                   19863               19,856           16,867
12/31/2007           18057                   19550               19,693           16,750
 1/31/2008           16576                   17953               18,140           15,745
 2/29/2008           15945                   17275               17,856           15,233
 3/31/2008           15859                   17175               17,788           15,168
 4/30/2008           16678                   18069               18,665           15,906
 5/31/2008           16982                   18408               19,259           16,112
 6/30/2008           15626                   16935               17,782           14,754
 7/31/2008           15610                   16927               17,723           14,630
 8/31/2008           15727                   17051               17,799           14,842
 9/30/2008           14137                   15339               15,809           13,519

----------
(1) Growth Equity Composite Index is weighted 35% in the Russell 1000 Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 35% in the Russell 2000 Index (measures the performance of the 2,000 smallest companies in the Russell 3000 Index), 30% in the MSCI EAFE(R) Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East). You cannot invest directly in an Index.

(2) S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weighting the Index proportionate to its market value. You cannot invest directly in an Index.

                       Wells Fargo Equity Gateway Funds 33


Performance Highlights

                            WELLS FARGO ADVANTAGE GROWTH EQUITY FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its composite benchmark, as markets around the world entered bear market territory.

- Foreign equities fell more than U.S. stocks, yet the Fund's international components were the strongest positive contributors.

-    The Small Company Growth Portfolio was the biggest detractor from return.

DOMESTIC EQUITIES PLUNGED INTO BEAR MARKET AS FEARS OF A GLOBAL RECESSION
MOUNTED.

Fallout from the financial crisis and fears of a global recession intensified over the last 12 months. As a result, virtually all equity markets across the globe suffered dramatic losses. U.S. equities outperformed foreign equities, although both are deep in bear market territory. The only safe havens over this period were government securities and money market funds.

While small cap stocks outpaced large cap stocks over the period, the Fund's small cap category, which comprises 35% of Fund assets, was the largest detractor from return. All five small cap portfolios lagged both their style benchmarks and the broader Russell 2000 Index.

The Fund's two large-cap growth portfolios, Large Company Growth and Disciplined Growth, lagged the Russell 1000 Growth Index and detracted from return. The Large Company Growth Portfolio, which represents 30% of overall Fund assets, was the largest detractor. Its strong relative performance toward the end of the period was not enough to offset previous quarters of significant underperformance. Its results were hurt primarily by a large overweight in financial stocks and underexposure to energy stocks.

The Small Company Growth Portfolio was a detractor from return for the period. Poor stock selection in the energy, health care, and technology sectors led the portfolio to lag its style benchmark by a wide margin.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Charles Schwab Corporation           2.35%
Microsoft Corporation                2.16%
Goldman Sachs Group Incorporated     2.06%
Medtronic Incorporated               1.96%
Cisco Systems Incorporated           1.88%
Google Incorporated Class A          1.51%
Target Corporation                   1.42%
Paychex Incorporated                 1.30%
Intel Corporation                    1.14%
Genentech Incorporated               1.13%

----------
(3) The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH EQUITY FUND Class A and Administrator Class shares for the most recent ten years with the Growth Equity Composite Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       34 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND (CONTINUED)

The Emerging Growth Portfolio also underperformed its style benchmark, the Russell 2000 Growth Index, for the period. Stock selections were almost uniformly negative across sectors, with the exception of materials. In particular, stock picks within the technology, energy, consumer discretionary, and industrials sectors were detrimental to returns.

The best-performing Fund segment was international. Despite foreign equities lagging U.S. stocks, two of the Fund's four portfolios in the segment outperformed the MSCI EAFE Index. The International Growth Portfolio was the largest positive contributor.

THE FUND ADDED TO ITS POSITION IN THE EMERGING GROWTH PORTFOLIO.

Beginning in February 2008, the Fund's position in the Emerging Growth Portfolio was increased from 2.21% to 4.08%. This change was funded by a reduction in the Small Company Growth Portfolio. The Fund's overall weighting in the small-company growth category remained constant at 11.67%.

The Fund remains invested in its neutral allocation of 35% in the large-cap growth category, 35% in the small-company category, and 30% in the international equity category.

WHILE STRONG HEADWINDS FOR STOCKS COULD PERSIST, THERE ARE REASONS TO BE OPTIMISTIC.

The credit crisis has been the primary focus of the markets for many months. It has crippled many financial institutions and sparked fear among investors, leading to heavy selling across a wide range of asset classes. Investors have sold stocks, corporate bonds, and commodities and sought refuge in the safety of U.S. Treasury securities. Selling intensified near the end of the period, which could be a sign of equity markets nearing a bottom.

SECTOR DISTRIBUTION(5)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Utilities                         1%
Consumer Discretionary            9%
Consumer Staples                  2%
Energy                            3%
Financials                       13%
Health Care                      11%
Industrials                       8%
Information Technology           21%
International                    30%
Materials                         2%

----------
(5) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       Wells Fargo Equity Gateway Funds 35


Performance Highlights

                            WELLS FARGO ADVANTAGE GROWTH EQUITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF SEPTEMBER 30, 2008)

                                           Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                   -------------------------------------   --------------------------------------   ----------------
GROWTH EQUITY FUND                 6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(7)   Net(8)
------------------                 ---------   ------   ------   -------   ---------   -------   -----   -------   --------   ------
Class A (NVEAX)                     (15.99)    (29.21)   3.48      3.52     (10.86)    (24.89)   4.71      4.14      1.58%     1.50%
Class B (NVEBX)**                   (16.16)    (30.41)   3.60      3.58     (11.16)    (25.41)   3.94      3.58      2.33%     2.25%
Class C (WFGGX)                     (12.17)    (26.42)   3.93      3.44     (11.17)    (25.42)   3.93      3.44      2.33%     2.25%
Administrator Class (NVGEX)                                                 (10.69)    (24.68)   4.98      4.37      1.40%     1.25%
Institutional Class (WGEIX)                                                 (10.64)    (24.53)   5.12      4.44      1.13%     1.05%
Growth Equity Composite Index(2)                                            (11.13)    (21.64)   7.19      4.69
S&P 500 Index(3)                                                            (10.87)    (21.98)   5.17      3.06

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6) The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(7) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A , Class B, Class C, and Institutional Class shares and the February 1, 2008, prospectus for Administrator Class shares.

(8) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                       36 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

LSV Asset Management

PORTFOLIO MANAGERS

Josef Lakonishok

Puneet Mansharamani, CFA
Menno Vermeulen, CFA

FUND INCEPTION

October 31, 2003

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

INTERNATIONAL VALUE FUND   1 YEAR
------------------------   ------
Class A                    (34.48)%
MSCI EAFE Value Index(1)   (30.50)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.50% AND 1.69%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE
                  INTERNATIONAL      INTERNATIONAL VALUE FUND    MSCI EAFE
   DATE       VALUE FUND - CLASS A     - ADMINISTRATOR CLASS    VALUE INDEX
----------   ---------------------   ------------------------   -----------
10/31/2003            9,425                   10,000               10,000
11/30/2003            9,491                   10,070               10,211
12/31/2003           10,254                   10,880               11,104
 1/31/2004           10,509                   11,150               11,202
 2/29/2004           10,867                   11,530               11,507
 3/31/2004           11,008                   11,680               11,626
 4/30/2004           10,735                   11,390               11,388
 5/31/2004           10,735                   11,390               11,486
 6/30/2004           11,140                   11,820               11,840
 7/31/2004           10,886                   11,550               11,547
 8/31/2004           10,924                   11,590               11,634
 9/30/2004           11,253                   11,940               11,954
10/31/2004           11,499                   12,200               12,369
11/30/2004           12,271                   13,020               13,206
12/31/2004           12,893                   13,679               13,805
 1/31/2005           12,843                   13,627               13,616
 2/28/2005           13,455                   14,276               14,245
 3/31/2005           13,021                   13,815               13,879
 4/30/2005           12,656                   13,428               13,497
 5/31/2005           12,527                   13,292               13,471
 6/30/2005           12,823                   13,606               13,720
 7/31/2005           13,179                   13,993               14,144
 8/31/2005           13,524                   14,360               14,454
 9/30/2005           13,959                   14,821               15,132
10/31/2005           13,495                   14,329               14,663
11/30/2005           13,653                   14,507               15,102
12/31/2005           14,252                   15,134               15,710
 1/31/2006           15,114                   16,056               16,671
 2/28/2006           15,233                   16,183               16,786
 3/31/2006           15,787                   16,765               17,245
 4/30/2006           16,570                   17,613               18,108
 5/31/2006           16,025                   17,030               17,466
 6/30/2006           15,866                   16,871               17,441
 7/31/2006           16,035                   17,051               17,705
 8/31/2006           16,461                   17,496               18,250
 9/30/2006           16,589                   17,634               18,405
10/31/2006           17,174                   18,269               19,206
11/30/2006           17,610                   18,735               19,794
12/31/2006           18,325                   19,505               20,482
 1/31/2007           18,554                   19,749               20,595
 2/28/2007           18,763                   19,972               20,769
 3/31/2007           19,320                   20,575               21,140
 4/30/2007           19,957                   21,254               22,109
 5/31/2007           20,394                   21,730               22,441
 6/30/2007           20,474                   21,815               22,438
 7/31/2007           19,957                   21,275               21,960
 8/31/2007           19,499                   20,787               21,487
 9/30/2007           20,106                   21,434               22,442
10/31/2007           20,822                   22,207               23,303
11/30/2007           19,390                   20,681               22,230
12/31/2007           18,823                   20,074               21,702
 1/31/2008           17,086                   18,233               19,690
 2/29/2008           16,930                   18,067               19,715
 3/31/2008           17,044                   18,200               19,606
 4/30/2008           17,928                   19,143               20,771
 5/31/2008           18,032                   19,254               20,688
 6/30/2008           16,296                   17,413               18,714
 7/31/2008           15,724                   16,803               18,168
 8/31/2008           15,100                   16,137               17,563
 9/30/2008           13,166                   14,074               15,131

----------
(1) The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Value Index(SM) is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the US & Canada. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%

                       Wells Fargo Equity Gateway Funds 37


Performance Highlights

                      WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the MSCI EAFE Value Index, during the 12-month period.

- As of September 30, 2008, the Fund remained overweighted in the consumer discretionary and financial sectors, though we reduced the overweighting in both sectors during the period. We reduced the underweighting of the technology and health care sectors by adding new companies within both sectors.

- Our investment model does not tend to outperform when growth outpaces value, as was the case during the period.

FOR THE FULL 12 MONTHS, GROWTH STOCKS HELD A SLIGHT ADVANTAGE OVER VALUE STOCKS.

This advantage had a negative impact on the Fund's results, given our deep-value approach to investing. International equity markets suffered significant declines during the 12-month period, with all sectors posting negative returns. Early in the period, financial stocks posted the deepest losses as the credit crisis spread across the globe. With oil and other commodity prices rising to all-time highs by the middle of 2008, energy and materials stocks led the market until the final three months of the period, when the price of oil dropped 25% and other commodities fell nearly 30%, reversing many of the gains in these sectors. Value stocks suffered early in the period but held up somewhat better in the latter part of the fiscal year.

The Fund was underweighted in consumer staples and utilities due to the relatively high valuations in these sectors. The underweightings had a negative impact on the Fund's performance that was somewhat offset by an overweighting of the energy sector, which posted the best results over the first nine months of the fiscal year but reversed course near the end of the period. The Fund's underweighting of the technology sector also helped Fund relative performance. While stock selection was strong in the telecommunication and utilities sectors, it was not enough to overcome our stock selection in the industrial, financial, and consumer discretionary sectors.

Individual stocks that added value during the period included Japanese telecommunications firms NTT DOCOMO and NTT, utility Hong Kong Electric Holdings, British pharmaceutical company AstraZeneca, and financials BNP Paribas, Amlin, and Zurich Financial. The Fund's financial sector exposure hurt performance, particularly our holdings within the United Kingdom. Detractors from the Fund's performance included HBOS, the troubled financial services company that will be acquired by Lloyds, and mortgage lenders Bradford & Bingley and Alliance & Leicester. Bradford & Bingley was rescued by the combined efforts of the United Kingdom government and Spain's Banco Santander, while Alliance & Leicester was acquired by Banco Santander after its share price had collapsed. Other companies that struggled included Perilya, an Australian mining firm that

                       38 Wells Fargo Equity Gateway Funds

                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND (CONTINUED)

was negatively impacted by falling commodity prices, and Orient Overseas, a Hong Kong-based shipping company. Our underweighting of HSBC, Nestle, and Volkswagen also detracted from the Fund's performance.

OUR STOCK-SELECTION PROCESS CONTINUED TO DRIVE CHANGES IN THE PORTFOLIO.

With our bias toward deep-value stocks, we seek to add value over time primarily through individual stock selection. Changes to the Fund's industry, country, and other weightings are regularly driven by our security-selection process. During the period, the portfolio's average market capitalization continued to increase gradually.

The Fund's largest sector overweighting was in energy, where we continue to like the major integrated oil and gas companies, including Royal Dutch Shell, BP, Repsol, and ENI. The Fund remained overweighted in the consumer discretionary and financial sectors, though we reduced our overweighting of both sectors during the period. Financial stocks comprised 28% of the Fund at the close of the 12-month period, about a 3% overweighting relative to the benchmark that is primarily in insurance companies. We reduced the Fund's underweighting in technology and health care by adding new stocks within both sectors. We also added to the utilities sector, even though the Fund remains underweight relative to the benchmark. The most significant underweighting is in consumer staples, where the Fund has no exposure to companies that in our view have high valuations. Given the correction in the markets, the portfolio now trades at multiples we have not seen in many years--7.5 times trailing earnings, 4.1 times cash flow, and a dividend yield of 5.4% at the close of the 12-month period.

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF SEPTEMBER 30, 2008)

Royal Dutch Shell plc Class B                   2.39%
BP plc                                          2.12%
Banco Santander SA                              1.98%
BNP Paribas SA                                  1.97%
Sanofi Aventis SA                               1.77%
Astrazeneca plc                                 1.77%
Muenchener Rueckversicherungs Gesellschaft Ag   1.54%
BASF SE                                         1.53%
Ntt Docomo Incorporated                         1.49%
Nippon Telegraph & Telephone Corporation        1.44%

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       Wells Fargo Equity Gateway Funds 39


Performance Highlights

                      WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND (CONTINUED)

WE CONTINUED TO EXECUTE OUR DEEP-VALUE STRATEGY, WHICH WE BELIEVE MAY LEAD TO FAVORABLE LONG-TERM PERFORMANCE.

The recent market environment has been very difficult for equity investors. Volatility has hit all-time highs as the period came to a close, which in previous bear markets has signaled a bottoming out. Our investment model does not tend to outperform well when growth outpaces value by a significant margin. Given the turmoil in the markets, we feel that valuations are attractive relative to historical averages, particularly in non-U.S equity markets. While we cannot predict when equity markets might improve, given the Fund's current valuation, we believe that investors could see a benefit in the next several years.

PORTFOLIO COMPOSITION(4)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Australia/New Zealand     6%
Cash Equivalents          6%
Continental Europe       44%
Japan                    21%
Southeast Asia            3%
United Kingdom           20%

----------
(4) Portfolio composition is subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio composition.

                       40 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                  Including Sales Charge           Excluding Sales Charge        Expense Ratio
                             -------------------------------  -------------------------------  ----------------
INTERNATIONAL VALUE FUND     6 Months*  1 Year  Life of Fund  6 Months*  1 Year  Life of Fund  Gross(6)  Net(7)
------------------------     ---------  ------  ------------  ---------  ------  ------------  --------  ------
Class A (WFFAX)               (27.20)   (38.28)     5.75       (22.76)   (34.48)     7.03        1.69%    1.50%
Class B (WFVBX)**             (28.05)   (39.99)     5.90       (23.05)   (34.97)     6.23        2.44%    2.25%
Class C (WFVCX)               (24.07)   (36.02)     6.21       (23.07)   (34.99)     6.21        2.44%    2.25%
Administrator Class (WFVDX)                                    (22.67)   (34.30)     7.20        1.52%    1.25%
Institutional Class (WFVIX)                                    (22.63)   (34.22)     7.29        1.24%    1.05%
MSCI EAFE Value Index(1)                                       (22.83)   (30.50)     8.78

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile, and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Performance shown prior to the inception of the Class B and Class C shares on April 11, 2005, reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Administrator Class shares on April 11, 2005, reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Performance shown prior to the inception of the Institutional Class shares on August 31, 2006, reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(6) Reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                       42 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Cadence Capital Management, LLC

PORTFOLIO MANAGERS

William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION

August 31, 2001

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

C&B LARGE CAP VALUE FUND       1 YEAR
------------------------       ------
Class A                        (26.01)%
Russell 1000 Growth Index(1)   (20.88)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.23% AND 1.42%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                                     WELLS FARGO
                WELLS FARGO        ADVANTAGE LARGE
              ADVANTAGE LARGE     CAP APPRECIATION
             CAP APPRECIATION   FUND - ADMINISTRATOR   RUSSELL 1000
   DATE       FUND - CLASS A            CLASS          GROWTH INDEX
----------   ----------------   --------------------   ------------
 8/31/2001          9425               10000              10,000
 9/30/2001          8982                9530               9,002
10/31/2001          8944                9500               9,475
11/30/2001          9340                9910              10,385
12/31/2001          9500               10090              10,365
 1/31/2002          9378                9960              10,182
 2/28/2002          9114                9670               9,760
 3/31/2002          9444               10030              10,097
 4/30/2002          9123                9690               9,273
 5/31/2002          8982                9540               9,049
 6/30/2002          8454                8980               8,212
 7/31/2002          7681                8160               7,760
 8/31/2002          7710                8190               7,783
 9/30/2002          7097                7550               6,976
10/31/2002          7474                7950               7,616
11/30/2002          7568                8050               8,030
12/31/2002          7238                7700               7,475
 1/31/2003          7163                7620               7,294
 2/28/2003          7088                7550               7,260
 3/31/2003          7238                7710               7,395
 4/30/2003          7653                8150               7,942
 5/31/2003          8077                8610               8,338
 6/30/2003          8143                8680               8,453
 7/31/2003          8313                8860               8,664
 8/31/2003          8539                9100               8,879
 9/30/2003          8407                8960               8,784
10/31/2003          8954                9540               9,277
11/30/2003          9029                9630               9,375
12/31/2003          9218                9830               9,699
 1/31/2004          9321                9950               9,897
 2/29/2004          9491               10120               9,960
 3/31/2004          9491               10130               9,775
 4/30/2004          9029                9640               9,661
 5/31/2004          9180                9800               9,841
 6/30/2004          9434               10080               9,964
 7/31/2004          8963                9570               9,401
 8/31/2004          8954                9560               9,355
 9/30/2004          9237                9870               9,444
10/31/2004          9444               10090               9,591
11/30/2004         10038               10720               9,921
12/31/2004         10312               11022              10,310
 1/31/2005         10111               10809               9,966
 2/28/2005         10408               11124              10,072
 3/31/2005         10255               10972               9,889
 4/30/2005          9939               10627               9,700
 5/31/2005         10284               10992              10,170
 6/30/2005         10437               11165              10,132
 7/31/2005         10944               11713              10,627
 8/31/2005         10839               11601              10,490
 9/30/2005         11039               11814              10,539
10/31/2005         10714               11469              10,436
11/30/2005         11135               11926              10,886
12/31/2005         11226               12026              10,853
 1/31/2006         11872               12723              11,044
 2/28/2006         11721               12562              11,026
 3/31/2006         11912               12766              11,189
 4/30/2006         12114               12981              11,174
 5/31/2006         11559               12402              10,795
 6/30/2006         11448               12273              10,752
 7/31/2006         11064               11865              10,548
 8/31/2006         11185               11994              10,877
 9/30/2006         11418               12251              11,176
10/31/2006         11640               12487              11,568
11/30/2006         11943               12820              11,798
12/31/2006         11924               12810              11,838
 1/31/2007         12152               13053              12,142
 2/28/2007         11924               12810              11,914
 3/31/2007         12174               13076              11,978
 4/30/2007         12662               13608              12,543
 5/31/2007         13173               14163              12,994
 6/30/2007         13021               14001              12,801
 7/31/2007         12869               13839              12,602
 8/31/2007         13075               14059              12,803
 9/30/2007         13846               14903              13,339
10/31/2007         14324               15412              13,793
11/30/2007         13738               14787              13,285
12/31/2007         13962               15031              13,237
 1/31/2008         12568               13534              12,204
 2/29/2008         12336               13287              11,962
 3/31/2008         12231               13176              11,889
 4/30/2008         12766               13745              12,513
 5/31/2008         13172               14190              12,972
 6/30/2008         12255               13200              12,038
 7/31/2008         11825               12743              11,809
 8/31/2008         11709               12619              11,936
 9/30/2008         10245               11048              10,554

----------
(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND Class A and Administrator Class shares for the life of the Fund with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 43


Performance Highlights

                   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund trailed the benchmark for the 12-month period, with most of the negative differential coming from the third quarter of 2008.

- Whereas the Fund had benefited from positions in global cyclicals for most of the period, the market sell-off in industrials from mid-summer 2008 through the end of the period caused the sector to be the second-greatest detractor from the Fund's relative performance; the Fund's holdings in consumer staples were the biggest detractors.

- Health care companies had a favorable impact on Fund performance, as we recently found attractive investment opportunities in this defensive sector.

GLOBAL GROWTH SLOWED, CRUDE OIL PRICES PEAKED--AND THEN RETRACTED--WHILE CONCERNS OVER FINANCIALS TOOK CENTER STAGE.

For all practical purposes, we have been in a market trending downward since October 2007. Early in the 12-month period, the Fund continued to benefit from its exposure to global cyclical companies in the energy, materials, and industrial sectors. In the early stage of the current difficult market, we were able to find growth opportunities that helped relative performance. However, there was an undertone of uncertainty throughout the period, primarily because of the credit crisis that was pushing itself to the forefront.

When the Bear Stearns buyout occurred in March 2008, there was a brief sigh of relief before investors realized that this was only the tip of the credit crisis iceberg. Until about mid-year 2008, the Fund's positions in energy, industrials, and materials were benefiting the Fund's relative performance. However, as more investors recognized the potential growth opportunities and joined in, they attracted momentum investors, and the potential to realize gains dwindled. Concurrently, by mid July 2008, the U.S. dollar had strengthened and contributed to the decline in stock prices of many global cyclicals as the cost of the goods and services they provided became less competitive.

Given the number of momentum investors in these stocks, losses triggered more selling despite strong fundamentals. Some of the worst detractors were McDermott (which we sold in August on lower-than-expected earnings) and Manitowoc (which we sold in July). Although Manitowoc's reported earnings were ahead of expectations, management indicated that it expected some pressure on rising steel input costs. Both of these stocks continued to fall after we sold them. While there may be further earnings potential for companies leveraged to infrastructure buildouts, for the near-term, that potential will be limited. For some time now, our low exposure to large-cap pharmaceutical companies was a positive factor for the Fund's performance. But recently we increased exposure and found attractive investments in the group as we looked for some defensive plays. Abbott Laboratories is a recent

                       44 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND (CONTINUED)

purchase that helped Fund performance. Its drug, Humira, is the key driver of growth and has been gaining traction for inflammatory bowel disease in addition to its primary target of rheumatoid arthritis.

In the meantime, the financial crisis came to a head as several large companies were either bailed out or, in the case of Lehman Brothers, allowed to fail. The Fund had no positions in any of the companies that made headline news in September 2008.

CHANGES TO THE FUND'S HOLDINGS CENTERED ON OUR SHIFTING TO A MORE DEFENSIVE INVESTMENT STRATEGY THAT INCREASED EXPOSURE TO HEALTH CARE AND CONSUMER STAPLES.

At the beginning of the 12-month period, the Fund was overweight in financials and had approximately 12% of its portfolio invested in the financial sector. Exposure was focused on insurance companies and some capital markets (CME Group, Charles Schwab, Franklin Resources). Earlier in the period, we had a small position in American International Group (AIG) that we sold on November 1, 2007, in response to concerns that a potential write-down was imminent due to the volatile credit markets. By March 31, 2008, we had cut the Fund's exposure to financials in half. We had no positions in any of the companies--such as Bear Stearns, Lehman Brothers, Washington Mutual, Fannie Mae, or Freddie Mac--that made headline news in September or earlier in 2008.

Our other significant reduction was in industrials. Although we were willing to lean into the wind to some extent, we significantly lowered our exposure to global cyclical companies since the end of 2007. Industrials sector companies have played a major role in the Fund's performance for some time, but global economic growth has slowed, and we invested the proceeds from our unwinding of these positions into more defensive companies and increased our exposure to health care and consumer staples. For example, we added Abbott Laboratories, Pfizer, Philip Morris, General Mills, and Proctor & Gamble.

SECTOR DISTRIBUTION(3)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Telecommunication Services                       1%
Consumer Discretionary                          11%
Consumer Staples                                10%
Energy                                          13%
Financials                                       6%
Health Care                                     18%
Industrials                                     12%
Information Technology                          24%
Materials                                        5%

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

International Business Machines Corporation   2.20%
Abbott Laboratories                           2.06%
Accenture Limited Class A                     1.74%
General Mills Incorporated                    1.69%
GAP Incorporated                              1.63%
Adobe Systems Incorporated                    1.60%
Johnson & Johnson                             1.58%
Lockheed Martin Corporation                   1.57%
Oracle Corporation                            1.57%
Thermo Fisher Scientific Incorporated         1.53%

----------
(3) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have been changed since the date specified. Current and future portfolio holdings are subject to risk.

                       Wells Fargo Equity Gateway Funds 45


Performance Highlights

                   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND (CONTINUED)

WITH POLICY MAKERS INTERVENING, WE BELIEVE THAT BOTH THE ECONOMY AND THE MARKET MAY BE POISED TO STABILIZE SOONER RATHER THAN LATER.

The respite we were hoping for with the drop in crude prices did not materialize because the credit crisis grabbed the spotlight. The failure of the U.S. House of Representatives to pass the Emergency Economic Stabilization Act on its first attempt temporarily sent global markets into a tailspin. And the subsequent passage the following week--though a positive catalyst--is not likely to put an immediate end to the current economic woes or the bear market. Some strategists are now forecasting negative real Gross Domestic Product (GDP) growth for the next few quarters. However, others maintain that revisions will show that the U.S. economy has been contracting since the end of 2007, evidenced in part by the fact that the S&P 500 Index peaked in October 2007. On the plus side, "typical" bear markets span 12 to 14 months and "typical" recessions about the same length of time. Moreover, stock multiples have been pounded, and growth stocks in particular look very attractive right now; the issue in the near term might be a definition of growth that that is defined as "declining less," at least until credit markets loosen up.

                       46 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights


WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2008)

                                       Including Sales Charge                   Excluding Sales Charge            Expense Ratio
                              ---------------------------------------  ---------------------------------------  ----------------
LARGE CAP APPRECIATION FUND   6 Months*  1 Year  5 Year  Life of Fund  6 Months*  1 Year  5 Year  Life of Fund  Gross(6)  Net(7)
---------------------------   ---------  ------  ------  ------------  ---------  ------  ------  ------------  --------  ------
Class A (WFAPX)                (21.06)   (30.26)  2.81       0.34       (16.24)   (26.01)  4.03       1.19        1.42%    1.25%
Class B (WFABX)**              (21.52)   (31.51)  2.93       0.44       (16.52)   (26.51)  3.28       0.44        2.17%    2.00%
Class C (WFACX)                (17.52)   (27.51)  3.26       0.44       (16.52)   (26.51)  3.26       0.44        2.17%    2.00%
Administrator Class (WFAKX)                                             (16.15)   (25.87)  4.28       1.42        1.24%    1.00%
Institutional Class (WFASX)                                             (16.03)   (25.60)  4.42       1.51        0.97%    0.70%
Russell 1000 Growth Index(1)                                            (11.23)   (20.88)  3.74       0.76

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Performance shown prior to the inception of the Institutional Class shares on August 31, 2006, reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, Class C, and Institutional Class shares and the February 1, 2008, prospectus for the Administrator Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Effective July 9, 2007, the investment adviser voluntarily waived expenses to further lower the net operating expense ratios by an additional 0.02% with respect to Class A, Class B, and Class C shares of the Fund. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                       48 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS

John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION

December 31, 1982

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008

LARGE COMPANY GROWTH FUND      1 YEAR
-------------------------      ------
Investor Class                 (23.05)%
Russell 1000 Growth Index(1)   (20.88)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.27% AND 1.49%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

                                        WELLS FARGO
             WELLS FARGO ADVANTAGE    ADVANTAGE LARGE
             LARGE COMPANY GROWTH    COMPANY GROWTH -   RUSSELL 1000
   DATE            - CLASS A          INVESTOR CLASS    GROWTH INDEX
----------   ---------------------   ----------------   ------------
 9/30/1998            9425                 10000           10,000
10/31/1998           10116                 10730           10,804
11/30/1998           11077                 11749           11,626
12/31/1998           12404                 13151           12,675
 1/31/1999           13415                 14222           13,419
 2/28/1999           12851                 13620           12,806
 3/31/1999           13648                 14461           13,480
 4/30/1999           13704                 14520           13,498
 5/31/1999           13226                 14007           13,084
 6/30/1999           14390                 15240           13,999
 7/31/1999           13686                 14494           13,554
 8/31/1999           13720                 14525           13,775
 9/30/1999           13197                 13970           13,486
10/31/1999           14335                 15170           14,504
11/30/1999           14859                 15722           15,287
12/31/1999           16493                 17446           16,877
 1/31/2000           16069                 16997           16,086
 2/29/2000           16369                 17311           16,872
 3/31/2000           18296                 19346           18,080
 4/30/2000           17588                 18591           17,220
 5/31/2000           16416                 17350           16,352
 6/30/2000           17679                 18683           17,591
 7/31/2000           17735                 18736           16,858
 8/31/2000           18797                 19856           18,383
 9/30/2000           17485                 18467           16,644
10/31/2000           17476                 18453           15,857
11/30/2000           15996                 16888           13,520
12/31/2000           15864                 16744           13,093
 1/31/2001           16114                 17005           13,997
 2/28/2001           13669                 14421           11,620
 3/31/2001           12234                 12908           10,356
 4/30/2001           13546                 14290           11,666
 5/31/2001           13421                 14158           11,495
 6/30/2001           13044                 13757           11,228
 7/31/2001           12810                 13507           10,947
 8/31/2001           11649                 12281           10,052
 9/30/2001           10517                 11083            9,049
10/31/2001           11003                 11595            9,524
11/30/2001           12291                 12953           10,439
12/31/2001           12409                 13075           10,419
 1/31/2002           12331                 12988           10,235
 2/28/2002           11508                 12119            9,810
 3/31/2002           12020                 12659           10,150
 4/30/2002           11081                 11666            9,321
 5/31/2002           10743                 11307            9,096
 6/30/2002           10038                 10562            8,254
 7/31/2002            9054                  9526            7,800
 8/31/2002            9160                  9636            7,824
 9/30/2002            8145                  8567            7,012
10/31/2002            9073                  9540            7,655
11/30/2002            9693                 10192            8,071
12/31/2002            8905                  9360            7,514
 1/31/2003            8584                  9021            7,331
 2/28/2003            8504                  8937            7,298
 3/31/2003            8613                  9054            7,434
 4/30/2003            9386                  9860            7,983
 5/31/2003            9830                 10325            8,382
 6/30/2003            9943                 10442            8,497
 7/31/2003           10455                 10977            8,709
 8/31/2003           10654                 11185            8,925
 9/30/2003           10373                 10885            8,830
10/31/2003           11000                 11545            9,326
11/30/2003           10953                 11494            9,423
12/31/2003           11262                 11816            9,749
 1/31/2004           11383                 11940            9,948
 2/29/2004           11371                 11928           10,011
 3/31/2004           11217                 11765            9,826
 4/30/2004           11031                 11568            9,711
 5/31/2004           11199                 11741            9,892
 6/30/2004           11196                 11737           10,016
 7/31/2004           10498                 11004            9,450
 8/31/2004           10488                 10992            9,403
 9/30/2004           10609                 11118            9,493
10/31/2004           10812                 11328            9,641
11/30/2004           11265                 11802            9,972
12/31/2004           11600                 12150           10,363
 1/31/2005           10956                 11474           10,018
 2/28/2005           10974                 11494           10,124
 3/31/2005           10675                 11178            9,940
 4/30/2005           10418                 10909            9,751
 5/31/2005           11121                 11647           10,222
 6/30/2005           11147                 11665           10,185
 7/31/2005           11935                 12487           10,682
 8/31/2005           11746                 12290           10,545
 9/30/2005           11720                 12258           10,593
10/31/2005           11857                 12401           10,491
11/30/2005           12496                 13070           10,943
12/31/2005           12234                 12791           10,909
 1/31/2006           12217                 12773           11,101
 2/28/2006           12238                 12794           11,083
 3/31/2006           12385                 12945           11,247
 4/30/2006           12132                 12677           11,232
 5/31/2006           11532                 12051           10,851
 6/30/2006           11315                 11821           10,808
 7/31/2006           10878                 11363           10,602
 8/31/2006           11326                 11829           10,933
 9/30/2006           11823                 12346           11,234
10/31/2006           12392                 12940           11,628
11/30/2006           12512                 13063           11,859
12/31/2006           12475                 13023           11,899
 1/31/2007           12980                 13548           12,205
 2/28/2007           12576                 13125           11,976
 3/31/2007           12406                 12945           12,041
 4/30/2007           13049                 13615           12,608
 5/31/2007           13491                 14074           13,062
 6/30/2007           13257                 13827           12,867
 7/31/2007           12860                 13409           12,667
 8/31/2007           13143                 13704           12,869
 9/30/2007           13857                 14444           13,408
10/31/2007           14365                 14974           13,864
11/30/2007           13654                 14228           13,354
12/31/2007           13356                 13918           13,305
 1/31/2008           12432                 12953           12,268
 2/29/2008           11534                 12017           12,024
 3/31/2008           11513                 11999           11,951
 4/30/2008           12205                 12721           12,578
 5/31/2008           12144                 12656           13,039
 6/30/2008           11260                 11735           12,100
 7/31/2008           11508                 11994           11,870
 8/31/2008           11764                 12257           11,998
 9/30/2008           10670                 11115           10,609

----------
(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the Wells Fargo Advantage Large Company Growth Fund Class A and Investor Class shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 49


Performance Highlights

                     WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- In a significant down period for the U.S. equity markets, the Fund underperformed its benchmark.

- The 12-month period was dominated by a commodity bubble followed by collapse and a significant financial crisis. The portfolio's lack of commodity and heavy industrial exposure helped Fund performance; its higher financial services weighting hurt performance.

- Fear and uncertainty resulted in the defensive-oriented sectors performing better. The portfolio's health care and retail holdings helped relative performance, while its exposure to technology and lack of exposure to defensive consumer staples hurt relative performance.

FEAR AND UNCERTAINTY GRIPPED GLOBAL EQUITY MARKETS DURING THE PAST 12 MONTHS.

Two significant events occurred. First, there was a dramatic rise in commodity prices followed by a dramatic collapse. Crude oil prices rose from $70 a barrel to $145, only to fall back to $100 a barrel by the close of the period. This movement in energy stocks performed relatively in line with the general market. A lack of exposure in commodities hurt the Fund's performance during the 12-month periods in 2006 and 2007. However, since June 2008, the Fund's zero commodity-oriented weighting significantly benefited the portfolio's relative and absolute performance. Second, the mortgage crisis led to a full-scale, credit crunch-induced financial crisis. Several brokerage firms and other financial service entities either folded or were bought out by competitors and the federal government. The Fund's financial services overweighting relative to the benchmark hurt performance; however, stock selection within the financial service sector has aided relative performance. The Fund's health care holdings, including Amgen, Medtronic, Genzyme, and Genentech added to both relative and absolute performance. The Fund's retail holdings, including Lowe's, Kohl's, Wal-Mart, and Amazon, also helped on a relative basis.

PORTFOLIO TURNOVER CONTINUED TO BE LOW DUE TO SOLID LONG-TERM FUNDAMENTALS.

Our investment style's high-quality profile has benefited recent performance. We are also finding incremental opportunities to add to the Fund's potential earnings growth rate without having to pay much of a premium for the growth because

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF SEPTEMBER 30, 2008)

Charles Schwab Corporation          7.58%
Microsoft Corporation               6.98%
Goldman Sachs Group Incorporated    6.65%
Medtronic Incorporated              6.33%
Cisco Systems Incorporated          6.08%
Google Incorporated Class A         4.87%
Target Corporation                  4.59%
Paychex Incorporated                4.19%
Intel Corporation                   3.69%
Genentech Incorporated              3.65%

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       50 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (CONTINUED)

most companies are selling near the market's average valuation. During the last year, we bought Amazon in December 2007 and Qualcomm in August 2008. We sold Texas Instruments in August 2008 and sold AIG in September 2008.

LOOKING AHEAD, WE SEE A FEW BRIGHT SPOTS.

At least for the short to intermediate term, we can take high inflation expectations off the table. Commodity prices have dropped from the stratosphere, eliminating that stress on the corporate and consumer levels. In addition, a significant amount of "slack" is building in the economy, reducing inflationary pressures. As a result of lower inflation expectations and an extremely high level of uncertainty built into stock prices, equity market valuations are becoming attractive. U.S. corporate balance sheets, for the most part, entered this latest period of crisis, which took place in September, in very good shape. In the long run, one positive effect might be that consumers will reduce their leverage and save more of their income. The current crisis will halt many of the practices that occurred in companies like Fannie Mae and Freddie Mac. In addition, we expect that harmful practices such as "naked" short-selling, mark-to-market accounting, and onerous tax and capital rules will likely be curtailed or reexamined. There is still a significant amount of capital on the sidelines, looking for opportunity.

Over the long term, two variables tend to drive stock returns: earnings growth and valuation changes. If the price-to-earnings (P/E) ratio remains the same, then by definition, a stock or portfolio total return matches the underlying earnings growth rate. We simply manage the portfolio's underlying earnings growth rate, which is affected by the price that we pay for that earnings growth. We anticipate that the portfolio's earnings growth rate will continue to exceed the growth rate of the average U.S. companies. We do not anticipate that the portfolio's P/E ratio will decline further relative to the market. At the close of the 12-month period, the Fund has higher earnings growth and higher quality than the average U.S. company or the Russell 1000 Growth Index.

SECTOR DISTRIBUTION(4)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Consumer Discretionary   11%
Consumer Staples          2%
Financials               22%
Health Care              17%
Industrials               8%
Information Technology   40%

----------
(4) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       Wells Fargo Equity Gateway Funds 51


Performance Highlights

                     WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2008)

                                    Including Sales Charge              Excluding Sales Charge          Expense Ratio
                              ----------------------------------  ----------------------------------  ----------------
LARGE COMPANY GROWTH FUND     6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(6)  Net(7)
-------------------------     ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (NVLAX)                (12.65)   (27.43) (0.62)    0.65     (7.33)   (23.00)  0.57     1.25     1.29%    1.20%
Class B (NVLOX)**              (12.69)   (28.51) (0.58)    0.81     (7.69)   (23.51) (0.18)    0.81     2.04%    1.95%
Class C (WFLCX)                 (8.67)   (24.50) (0.16)    0.60     (7.67)   (23.50) (0.16)    0.60     2.04%    1.95%
Administrator Class (NVLCX)                                         (7.21)   (22.78)  0.83     1.48     1.11%    0.95%
Institutional Class (WLCSX)                                         (7.15)   (22.66)  0.99     1.57     0.84%    0.75%
Investor Class (WFLZX)                                              (7.37)   (23.05)  0.42     1.06     1.49%    1.27%
Russell 1000 Growth Index(1)                                       (11.23)   (20.88)  3.74     0.76

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Performance shown prior to the inception of the Class C shares on November 8, 1999, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Institutional Class shares on June 30, 2004, reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on April 11, 2005. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class reflects the performance of the Administrator Class shares, adjusted to reflect Class Z expenses.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, Class C, and Institutional Class shares and the February 1, 2008, prospectus for Administrator Class shares and the June 20, 2008, prospectus for Investor Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                       52 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS

William A. Grierson, CFA
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION
December 31, 1982

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

SMALL COMPANY GROWTH FUND      1 YEAR
-------------------------      ------
Class A                        (27.91)%
Russell 2000 Growth Index(1)   (17.07)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.45% AND 1.47%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                               (PERFORMANCE GRAPH)

                WELLS FARGO            WELLS FARGO
             ADVANTAGE SMALL        ADVANTAGE SMALL
              COMPANY GROWTH         COMPANY GROWTH         RUSSELL 2000
DATE          FUND - CLASS A   FUND - ADMINISTRATOR CLASS   GROWTH INDEX
----         ---------------   ---------------------------  ------------
 9/30/1998         9,425                   10,000              10,000
10/31/1998        10,082                   10,699              10,522
11/30/1998        10,663                   11,318              11,339
12/31/1998        11,160                   11,848              12,365
 1/31/1999        11,498                   12,209              12,921
 2/28/1999        10,255                   10,892              11,739
 3/31/1999        10,186                   10,821              12,157
 4/30/1999        10,922                   11,605              13,230
 5/31/1999        11,376                   12,090              13,251
 6/30/1999        12,095                   12,857              13,950
 7/31/1999        12,080                   12,843              13,519
 8/31/1999        11,336                   12,055              13,013
 9/30/1999        11,197                   11,909              13,264
10/31/1999        11,290                   12,011              13,604
11/30/1999        12,198                   12,980              15,042
12/31/1999        13,260                   14,112              17,693
 1/31/2000        13,125                   13,971              17,529
 2/29/2000        15,456                   16,456              21,608
 3/31/2000        15,581                   16,593              19,337
 4/30/2000        15,082                   16,064              17,384
 5/31/2000        14,346                   15,284              15,861
 6/30/2000        15,311                   16,315              17,910
 7/31/2000        14,303                   15,245              16,375
 8/31/2000        15,548                   16,575              18,098
 9/30/2000        14,966                   15,958              17,199
10/31/2000        14,612                   15,584              15,802
11/30/2000        12,548                   13,385              12,932
12/31/2000        13,537                   14,443              13,724
 1/31/2001        14,199                   15,153              14,834
 2/28/2001        13,426                   14,330              12,800
 3/31/2001        12,315                   13,148              11,637
 4/30/2001        13,447                   14,359              13,061
 5/31/2001        14,077                   15,034              13,364
 6/30/2001        14,543                   15,535              13,745
 7/31/2001        14,139                   15,108              12,573
 8/31/2001        13,725                   14,668              11,787
 9/30/2001        11,447                   12,236               9,884
10/31/2001        12,160                   13,002              10,835
11/30/2001        12,990                   13,891              11,740
12/31/2001        13,587                   14,533              12,471
 1/31/2002        13,190                   14,111              12,027
 2/28/2002        12,440                   13,311              11,249
 3/31/2002        13,416                   14,359              12,226
 4/30/2002        12,976                   13,891              11,962
 5/31/2002        12,516                   13,401              11,262
 6/30/2002        11,783                   12,619              10,307
 7/31/2002         9,851                   10,552               8,723
 8/31/2002         9,938                   10,648               8,719
 9/30/2002         9,116                    9,769               8,089
10/31/2002         9,372                   10,045               8,498
11/30/2002        10,006                   10,727               9,341
12/31/2002         9,541                   10,231               8,697
 1/31/2003         9,329                   10,006               8,461
 2/28/2003         9,207                    9,876               8,235
 3/31/2003         9,378                   10,062               8,360
 4/30/2003         9,990                   10,721               9,151
 5/31/2003        11,069                   11,881              10,182
 6/30/2003        11,402                   12,241              10,378
 7/31/2003        12,118                   13,013              11,163
 8/31/2003        12,692                   13,632              11,762
 9/30/2003        12,511                   13,441              11,465
10/31/2003        13,499                   14,505              12,455
11/30/2003        13,805                   14,837              12,861
12/31/2003        14,311                   15,383              12,919
 1/31/2004        14,889                   16,008              13,597
 2/29/2004        14,879                   15,997              13,576
 3/31/2004        14,810                   15,924              13,640
 4/30/2004        14,245                   15,327              12,955
 5/31/2004        14,428                   15,524              13,213
 6/30/2004        14,842                   15,980              13,653
 7/31/2004        13,658                   14,702              12,427
 8/31/2004        13,286                   14,308              12,160
 9/30/2004        14,030                   15,108              12,832
10/31/2004        14,496                   15,614              13,144
11/30/2004        15,544                   16,752              14,255
12/31/2004        16,173                   17,428              14,767
 1/31/2005        15,198                   16,386              14,102
 2/28/2005        15,283                   16,476              14,295
 3/31/2005        14,713                   15,865              13,759
 4/30/2005        13,849                   14,942              12,884
 5/31/2005        14,508                   15,655              13,792
 6/30/2005        15,230                   16,431              14,238
 7/31/2005        16,063                   17,337              15,233
 8/31/2005        15,841                   17,105              15,018
 9/30/2005        16,263                   17,558              15,137
10/31/2005        15,409                   16,641              14,577
11/30/2005        16,521                   17,847              15,402
12/31/2005        16,800                   18,147              15,379
 1/31/2006        18,510                   20,003              16,863
 2/28/2006        18,584                   20,082              16,774
 3/31/2006        19,237                   20,796              17,589
 4/30/2006        19,186                   20,747              17,538
 5/31/2006        17,647                   19,081              16,304
 6/30/2006        17,249                   18,660              16,314
 7/31/2006        16,533                   17,891              15,466
 8/31/2006        17,260                   18,678              15,919
 9/30/2006        17,329                   18,758              16,027
10/31/2006        18,209                   19,710              17,065
11/30/2006        18,539                   20,070              17,474
12/31/2006        18,399                   19,920              17,432
 1/31/2007        18,527                   20,072              17,757
 2/28/2007        18,513                   20,057              17,701
 3/31/2007        18,802                   20,374              17,863
 4/30/2007        19,400                   21,030              18,331
 5/31/2007        20,354                   22,061              19,167
 6/30/2007        20,146                   21,844              19,058
 7/31/2007        19,306                   20,936              18,069
 8/31/2007        19,346                   20,987              18,524
 9/30/2007        20,287                   22,010              19,062
10/31/2007        21,079                   22,875              19,921
11/30/2007        19,373                   21,023              18,545
12/31/2007        18,985                   20,615              18,661
 1/31/2008        16,702                   18,136              16,949
 2/29/2008        16,025                   17,403              16,363
 3/31/2008        15,826                   17,190              16,268
 4/30/2008        16,328                   17,744              17,103
 5/31/2008        16,845                   18,306              18,072
 6/30/2008        15,365                   16,705              16,995
 7/31/2008        15,333                   16,671              17,390
 8/31/2008        16,304                   17,727              17,822
 9/30/2008        14,625                   15,913              15,808

----------
(1) The Russell 2000 Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND Class A and Administrator Class shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 53


Performance Highlights

                     WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Russell 2000 Growth Index declined 17.07% over the last 12 months as the increasing stress on the financial system led to a marked reduction in risk-taking.

- The Fund underperformed the benchmark during the period as investors fled smaller, faster-growing companies in favor of the benchmark's larger, more liquid names. During the third quarter of 2008, however, the Fund started to outperform.

- The credit crisis and subsequent market turmoil have created compelling valuation opportunities in small growth stocks. At the period end, the portfolio traded for just 15 times our forward 12-month earnings estimates. We believe that the Fund's broadly diversified position across market capitalization and sectors may benefit performance going forward.

FEAR AND UNCERTAINTY DOMINATED THE ECONOMIC LANDSCAPE.

Rarely does a single macroeconomic issue have such a profound impact on the markets as the financial crisis that began in 2007. What started as a seemingly benign event associated with subprime mortgage assets has since affected the global financial system in ways unforeseen just 12 months ago. Faced with frozen credit markets and a likely global economic recession, investors became increasingly adverse to risk throughout the period. The Fund's holdings--characterized by both lower market capitalization and more rapid earnings growth rates than the benchmark--were severely penalized.

Weaker stocks included Indevus Pharmaceuticals and Tessera Technologies. In the case of Indevus, the stock declined sharply when the FDA requested additional safety data on one of their drugs, possibly delaying profitability for as much as two years. The stock was sold on this adverse news event. Tessera Technologies licenses a vast patent portfolio to computer chip manufacturers worldwide. A current patent challenge, which we believe to be misunderstood by investors, caused the stock to fall precipitously. We are confident in Tessera's position, which has been successfully defended many times before, and have modestly increased the Fund's holdings in anticipation of a positive outcome. Petrohawk was the Fund's best contributor to returns, rising more than 100%. Higher energy prices combined with solid execution and excitement over the emerging Haynesville Shale

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF SEPTEMBER 30, 2008)

Thoratec Corporation                2.15%
Data Domain Incorporated            1.98%
Coinstar Incorporated               1.85%
Plycom Incorporated                 1.77%
Celera Corporation                  1.76%
Tech Data Corporation               1.70%
CapitalSource Incorporated          1.68%
SonoSite Incorporated               1.65%
Heartland Express Incorporated      1.57%
Silicon Laboratories Incorporated   1.54%

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       54 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND (CONTINUED)

gas play in Louisiana were key drivers of performance. Continental Resources, an oil energy company with a vast acreage position in North Dakota's Bakken Shale also provided strong returns. Two health care names, Thoratec and Alpharma, were also solid performers. Thoratec's stock price responded positively to a strong launch for its second-generation left-ventrical-assist device (LVAD), while Alpharma was targeted for acquisition by King Pharmaceutical.

OUR INVESTMENT PROCESS IS PURELY BOTTOM-UP, FOCUSED ON IDENTIFYING THE BEST INVESTMENT OPPORTUNITIES AT THE INDIVIDUAL SECURITY LEVEL.

The Fund's purchases and sales are driven by our disciplined and bottom-up investment process, which seeks to identify companies that have strong fundamentals and that create an attractive risk-return profile. Simply stated, we want to own stocks that have above-market earnings growth that sell for below-market valuations. Some new purchases during the last 12 months include the aforementioned Alpharma; Hub Group, a leading asset-light freight logistics company; and LeapFrog Enterprises, a manufacturer of interactive educational products for children. Stocks sold during the period included Sequenom in health care, Integrated Device Technologies, and CHC Helicopter (which was taken private). Sector changes resulting from our fundamental stock-selection process included decreases in technology and energy and increases in consumer discretionary, financials, and industrials.

THE MARKET SELL-OFF HAS CREATED A COMPELLING ENTRY POINT FOR SMALL-CAP GROWTH INVESTORS.

As difficult as the last 12 months have been, these tend to be precisely the times when the best long-term return opportunities are created. We are confident that investing in fundamentally strong companies that will survive the current downturn and thrive as markets normalize will drive investment success. To capitalize on this opportunity, we continue to consistently execute our style, just as we have throughout our 30-year history of small cap investing. We believe that the Fund is well positioned to achieve its capital appreciation objective.

SECTOR DISTRIBUTION(4)
(AS OF SEPTEMBER 30, 2008)

                                   (PIE CHART)

Consumer Discretionary           11%
Consumer Staples                  3%
Energy                            9%
Financials                        5%
Health Care                      22%
Industrials                      13%
Information Techonology          34%
Materials                         3%

----------
(4) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       Wells Fargo Equity Gateway Funds 55


Performance Highlights

                     WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                        Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                               -------------------------------------   -------------------------------------   -----------------
SMALL COMPANY GROWTH FUND      6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)   Net(7)
-------------------------      ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WFSAX)                 (12.91)    (32.05)   1.96      3.87      (7.59)    (27.91)   3.17      4.49      1.45%     1.45%
Class B (WFSBX)**               (12.92)    (33.45)   2.04      3.95      (7.92)    (28.45)   2.41      3.95      2.20%     2.20%
Class C (WSMCX)                  (8.90)    (29.44)   2.55      3.79      (7.90)    (28.44)   2.55      3.79      2.20%     2.20%
Administrator Class (NVSCX)                                              (7.43)    (27.70)   3.43      4.75      1.29%     1.20%
Institutional Class (WSCGX)                                              (7.33)    (27.60)   3.46      4.77      1.02%     0.95%
Russell 2000 Growth Index(1)                                             (2.83)    (17.07)   6.64      4.67

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Performance shown prior to the inception of the Class A, Class B and Class C shares on January 30, 2004, reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C shares sales charges and expenses, as applicable. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, which incepted on November 11, 1994, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, Class C, and Institutional Class shares and the February 1, 2008, prospectus for Administrator Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                       56 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

EFFECTIVE NOVEMBER 1, 2005, THIS FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Peregrine Capital Management, Inc.

FUND MANAGERS

Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

FUND INCEPTION

June 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008
(EXCLUDING SALES CHARGES)

SMALL COMPANY VALUE FUND      1 YEAR
------------------------      ------
Class A                       (22.58)%
Russell 2000 Value Index(1)   (12.25)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.45% AND 1.51%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

                                    WELLS FARGO
               WELLS FARGO        ADVANTAGE SMALL
             ADVANTAGE SMALL       COMPANY VALUE
              COMPANY VALUE    FUND - ADMINISTRATOR   RUSSELL 2000
   DATE      FUND - CLASS A            CLASS           VALUE INDEX
----------   ---------------   --------------------   ------------
 9/30/1998        9,425               10,000             10,000
10/31/1998        9,558               10,143             10,297
11/30/1998        9,875               10,481             10,576
12/31/1998       10,062               10,681             10,907
 1/31/1999        9,840               10,446             10,660
 2/28/1999        9,248                9,819              9,932
 3/31/1999        9,122                9,686              9,850
 4/30/1999        9,889               10,502             10,749
 5/31/1999       10,419               11,066             11,080
 6/30/1999       10,681               11,345             11,481
 7/31/1999       10,548               11,206             11,208
 8/31/1999       10,302               10,946             10,799
 9/30/1999        9,964               10,588             10,583
10/31/1999        9,857               10,476             10,371
11/30/1999        9,755               10,369             10,425
12/31/1999       10,106               10,744             10,745
 1/31/2000        9,378                9,971             10,464
 2/29/2000        9,341                9,933             11,104
 3/31/2000       10,171               10,817             11,156
 4/30/2000       10,248               10,899             11,222
 5/31/2000       10,339               10,998             11,050
 6/30/2000       10,303               10,961             11,373
 7/31/2000       10,576               11,253             11,752
 8/31/2000       11,447               12,181             12,278
 9/30/2000       11,295               12,021             12,208
10/31/2000       11,279               12,005             12,165
11/30/2000       11,231               11,956             11,917
12/31/2000       12,785               13,611             13,198
 1/31/2001       13,017               13,861             13,562
 2/28/2001       13,017               13,863             13,543
 3/31/2001       12,833               13,669             13,326
 4/30/2001       13,356               14,227             13,943
 5/31/2001       13,980               14,894             14,301
 6/30/2001       14,529               15,481             14,877
 7/31/2001       14,233               15,167             14,543
 8/31/2001       14,312               15,254             14,493
 9/30/2001       12,425               13,245             12,893
10/31/2001       12,762               13,606             13,230
11/30/2001       13,825               14,741             14,180
12/31/2001       14,434               15,392             15,048
 1/31/2002       14,621               15,594             15,248
 2/28/2002       15,411               16,436             15,341
 3/31/2002       16,873               18,011             16,490
 4/30/2002       17,297               18,448             17,070
 5/31/2002       16,931               18,073             16,506
 6/30/2002       16,420               17,512             16,140
 7/31/2002       13,539               14,440             13,742
 8/31/2002       13,247               14,144             13,681
 9/30/2002       12,326               13,161             12,704
10/31/2002       12,794               13,660             12,895
11/30/2002       13,876               14,814             13,924
12/31/2002       13,502               14,416             13,329
 1/31/2003       12,888               13,777             12,954
 2/28/2003       12,230               13,074             12,518
 3/31/2003       12,434               13,293             12,652
 4/30/2003       13,663               14,603             13,854
 5/31/2003       14,980               16,008             15,268
 6/30/2003       15,287               16,351             15,527
 7/31/2003       16,530               17,677             16,301
 8/31/2003       17,277               18,488             16,921
 9/30/2003       16,911               18,098             16,726
10/31/2003       18,037               19,315             18,090
11/30/2003       18,608               19,908             18,785
12/31/2003       19,346               20,714             19,464
 1/31/2004       19,650               21,038             20,137
 2/29/2004       19,862               21,265             20,527
 3/31/2004       20,349               21,784             20,811
 4/30/2004       19,528               20,908             19,735
 5/31/2004       19,695               21,103             19,973
 6/30/2004       20,637               22,108             20,987
 7/31/2004       19,877               21,314             20,022
 8/31/2004       20,014               21,459             20,219
 9/30/2004       20,759               22,270             21,019
10/31/2004       21,169               22,707             21,345
11/30/2004       22,962               24,620             23,239
12/31/2004       23,847               25,580             23,794
 1/31/2005       22,960               24,651             22,874
 2/28/2005       23,702               25,443             23,328
 3/31/2005       23,315               25,030             22,848
 4/30/2005       22,298               23,946             21,669
 5/31/2005       23,815               25,580             22,991
 6/30/2005       24,767               26,612             24,007
 7/31/2005       26,009               27,937             25,373
 8/31/2005       25,751               27,679             24,791
 9/30/2005       25,735               27,662             24,750
10/31/2005       24,541               26,389             24,129
11/30/2005       25,928               27,885             25,108
12/31/2005       26,102               28,063             24,915
 1/31/2006       27,699               29,786             26,975
 2/28/2006       27,646               29,730             26,973
 3/31/2006       28,717               30,891             28,278
 4/30/2006       28,559               30,742             28,354
 5/31/2006       27,436               29,524             27,180
 6/30/2006       27,365               29,449             27,514
 7/31/2006       26,400               28,419             27,133
 8/31/2006       26,716               28,775             27,944
 9/30/2006       27,295               29,393             28,216
10/31/2006       28,401               30,592             29,652
11/30/2006       29,209               31,472             30,498
12/31/2006       29,486               31,781             30,764
 1/31/2007       29,994               32,343             31,225
 2/28/2007       30,145               32,504             30,841
 3/31/2007       30,032               32,404             31,213
 4/30/2007       30,691               33,107             31,537
 5/31/2007       31,859               34,374             32,694
 6/30/2007       31,162               33,630             31,932
 7/31/2007       28,694               30,956             29,214
 8/31/2007       28,732               31,037             29,799
 9/30/2007       28,920               31,238             29,934
10/31/2007       28,430               30,715             30,260
11/30/2007       25,680               27,740             27,993
12/31/2007       25,361               27,394             27,756
 1/31/2008       24,533               26,509             26,617
 2/29/2008       23,153               25,033             25,559
 3/31/2008       23,153               25,033             25,944
 4/30/2008       23,748               25,692             26,765
 5/31/2008       24,533               26,554             27,680
 6/30/2008       21,647               23,422             25,024
 7/31/2008       22,305               24,126             26,307
 8/31/2008       23,748               25,714             27,558
 9/30/2008       22,389               24,262             26,266

----------
(1) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND Class A and Administrator Class shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                      Wells Fargo Equity Gateway Funds 57


Performance Highlights

                      WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund, which underperformed its Russell 2000 Value Index benchmark, was adversely affected by the credit crisis through exposure to financial stocks.

- The portfolio remained broadly diversified and included between 90 and 110 stocks at various times throughout the 12-month period.

- We maintained with our strict approach to value investing, even though it was out of favor with investors during the period.

UNPRECEDENTED VOLATILITY WITHIN THE FINANCIAL MARKETS ADVERSELY AFFECTED OUR FUNDAMENTAL INVESTMENT STYLE.

Fundamental stock picking was strongly out of favor during the period due to overwhelming global macroeconomic events that drove markets lower in a torrent of unprecedented market volatility. These macroeconomic events included record oil prices, a credit crisis of severity not seen since the 1930s, inflation, and rising unemployment. These economic events during the first six months of 2008 increased investor fears resulting in a buying rush into the perceived safety of oil, energy, and commodity stocks which propelled these sectors to record setting yet unsustainably high stock prices. Correspondingly, investors fled all financial and consumer-related holdings, bringing significant performance pressure on the Fund's performance. In general, the deeper the value characteristics of a stock, the poorer that stock performed.

More than 50% of the Fund's underperformance for the 12-month period was attributed to the fourth quarter of 2007, which marked the broad onset of the current credit crisis. The effect of the credit crisis could most clearly be seen in the performance of the portfolio's financial sector. On a relative basis, the portfolio's financial sector--which is the largest sector for both the Fund's benchmark and the portfolio--accounted for nearly 50% of the total underperformance in the fourth quarter. The average financial stock in the portfolio fell 18.7% while the benchmark financials fell 10.3%. This performance can be primarily attributed to four portfolio holdings in states hardest hit by the real estate contraction and correspondingly experienced dramatic negative price impact in the fourth quarter of 2007.

Fund holdings in the technology sector provided the strongest relative performance, compared to the Fund's benchmark. During the past 12 months, the average technology stock in the portfolio contracted 6.2%, considerably less than the average technology stock in the Russell 2000 Value Index, which plunged more than 22%.

SECTOR DISTRIBUTION(3)
(AS OF SEPTEMBER 30, 2008)

                                  (PIE CHART)

Telecommunication Services     1%
Materials                      6%
Utilities                      2%
Consumer Discretionary        22%
Information Technology        14%
Consumer Staples               2%
Energy                         5%
Industrials                   13%
Health Care                    7%
Financials                    28%

----------
(3) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

                       58 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND (CONTINUED)

The Fund's poorest-performing sector was the very small consumer staples sector (1.3% of assets), which fell 60% overall. This steep decline was almost entirely due to a single position that fell victim to the credit crisis due to misapplied corn hedges intended to protect from escalating costs. Overall portfolio performance impact was minimized due to the small sector weight and position size in this troubled holding.

MARKET VOLATILITY AND THE CREDIT CRISIS DROVE A NUMBER OF "SELLS," WHILE WE ADDED NEW POSITIONS THAT MET OUR STRICT INVESTMENT PROCESS.

Changes to the Fund's portfolio were consistent with our strict, value-investment process. We sold stocks that were adversely affected directly by the credit crisis and that we concluded did not have sufficient balance sheet strength to mount a recovery. Extreme volatility also drove turnover activity as stocks rapidly oscillated from hitting fair-valuation targets then selling off to levels that once again made them attractive to buy.

During the period, we added 53 new positions from various sectors to the portfolio. The number of holdings in the Fund continued to range from 90 and 110 at any given time, with all of our positions demonstrating very strong value characteristics under our criteria.

WE CONTINUE TO BELIEVE IN OUR DEEP-VALUE INVESTMENT APPROACH AND AWAIT A MORE FAVORABLE BACKDROP FOR SMALL-CAP VALUE INVESTING.

Because we follow a pure fundamental approach to deep-value investing, it is more difficult for us to benefit from the current market environment, which has been favoring either momentum or defensive stocks. However, we will neither deviate from our time-tested, small-cap value investment strategy, nor will we compromise our style integrity by chasing large cap or growth stocks. During difficult times, we have always maintained our strict approach. In the long run, we believe that investors are best served when we consistently apply our process in all market environments.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Comtech Telecommunications Corporation   2.24%
Headwaters Incorporated                  1.71%
Greatbatch Incorporated                  1.71%
Arvinmeritor Incorporated                1.40%
Gaylord Entertainment Company Class A    1.33%
Ceradyne Incorporated                    1.31%
Powerwave Technologies Incorporated      1.29%
Carter's Incorporated                    1.27%
Westar Energy Incorporated               1.20%
Res-Care Incorporated                    1.18%

----------
(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       Wells Fargo Equity Gateway Funds 59


Performance Highlights

                      WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                   Including Sales Charge              Excluding Sales Charge          Expense Ratio
                             ----------------------------------  ----------------------------------  ----------------
SMALL COMPANY VALUE FUND     6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(6)  Net(7)
------------------------     ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (SCVAX)                (8.86)   (27.03)  4.53     8.39     (3.30)   (22.58)  5.77     9.04     1.51%    1.45%
Class B (SCVBX)**              (8.61)   (28.16)  4.65     8.46     (3.61)   (23.16)  4.98     8.46     2.26%    2.20%
Class C (SCVFX)                (4.61)   (24.15)  4.98     8.22     (3.61)   (23.15)  4.98     8.22     2.26%    2.20%
Administrator Class (SCVIX)                                        (3.08)   (22.33)  6.04     9.27     1.33%    1.20%
Russell 2000 Value Index(2)                                         1.24    (12.25)  9.45    10.14

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's Prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests. Performance shown prior to the inception of the Class A, Class B, Class C shares on January 31, 2002, and August 30, 2002, respectively and the Administrator Class shares on January 31, 2002, reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests substantially all of its assets, adjusted to reflect Class A, Class B, Class C and Administrator Class sales charges and expenses, as applicable. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A, Class B, and Class C shares and the February 1, 2008, prospectus for Administrator Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                       60 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Dale E. Benson, Ph.D., CFA
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Mark D. Cooper, CFA
Robert J. Costomiris, CFA
Andrew Owen, CFA
Craig R. Pieringer, CFA
I. Charles Rinaldi

FUND INCEPTION

January 31, 2006

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008 (EXCLUDING SALES CHARGES)

STRATEGIC SMALL CAP VALUE FUND   1 YEAR
------------------------------   ------
Class A                          (17.24)%
Russell 2000 Value Index(1)      (12.25)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.45% AND 64.83%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF SEPTEMBER 30, 2008)

                              (PERFORMANCE GRAPH)

                 WELLS FARGO            WELLS FARGO
             ADVANTAGE STRATEGIC    ADVANTAGE STRATEGIC
               SMALL CAP VALUE      SMALL CAP VALUE FUND   RUSSELL 2000
   DATE        FUND - CLASS A      - ADMINISTRATOR CLASS    VALUE INDEX
----------   -------------------   ---------------------   ------------
10/31/2006          9,425                  10,000             10,000
11/30/2006          9,642                  10,240             10,285
12/31/2006          9,764                  10,370             10,375
 1/31/2007          9,925                  10,540             10,530
 2/28/2007          9,896                  10,510             10,401
 3/31/2007         10,038                  10,660             10,526
 4/30/2007         10,198                  10,830             10,636
 5/31/2007         10,500                  11,150             11,026
 6/30/2007         10,481                  11,140             10,769
 7/31/2007          9,651                  10,260              9,852
 8/31/2007          9,585                  10,190             10,049
 9/30/2007          9,746                  10,360             10,095
10/31/2007         10,417                  11,094             11,218
11/30/2007          9,501                  10,130             10,377
12/31/2007          9,550                  10,172             10,289
 1/31/2008          9,007                   9,604              9,867
 2/29/2008          8,671                   9,243              9,475
 3/31/2008          8,582                   9,145              9,618
 4/30/2008          8,908                   9,506              9,922
 5/31/2008          9,283                   9,910             10,261
 6/30/2008          8,483                   9,058              9,277
 7/31/2008          8,730                   9,309              9,752
 8/31/2008          9,066                   9,681             10,216
 9/30/2008          8,434                   9,003              9,737

----------
(1) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND Class A and Administrator Class shares for the life of the Fund with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Equity Gateway Funds 61


Performance Highlights

                WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

-    The Fund underperformed its benchmark.

- Small-cap value stocks outperformed all other style categories for the period.

-    Poor stock selection in several sectors hindered returns.

GLOBAL EQUITIES PLUNGED INTO BEAR MARKET AS FEARS OF A GLOBAL RECESSION MOUNTED.

Fallout from the financial crisis and fears of a global recession intensified over the last 12 months. As a result, virtually all equity markets across the globe suffered dramatic losses. Small cap stocks declined less than mid and large cap stocks over the period. Small-cap value stocks declined more than small-cap growth stocks for most of the 12-month period, but value stocks overtook growth toward the end of the period.

The Fund underperformed its category benchmark for the period. The main cause of underperformance was adverse stock selection in the energy, financials, and materials sectors. An underweight position in utilities stocks, which is usually a safe haven in down markets, also contributed to the Fund's underperformance.

On the positive side, stock selection in the consumer discretionary and industrials sectors aided overall Fund return in the period. A small cash position was also positive, as all sectors except energy and utilities had negative returns for the 12-month period.

No assets were reallocated among the three underlying investment strategies during the period.

SECTOR DISTRIBUTION(3)
(AS OF SEPTEMBER 30, 2008)

                                  (PIE CHART)

Utilities                 2%
Consumer Discretionary   15%
Consumer Staples          5%
Energy                    7%
Financials               21%
Health Care               9%
Industrials              17%
Information Technology   19%
Materials                 5%

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF SEPTEMBER 30, 2008)

Intermec Incorporated                  1.88%
Vital Signs Incorporated               1.72%
Leapfrog Enterprises Incorporated      1.68%
Mastec Incorporated                    1.44%
Ultratech Incorporated                 1.30%
Crawford & Company Class A             1.27%
Randgold Resources Limited Adr         1.21%
Monster Worldwide Incorporated         1.18%
Tootsie Roll Industries Incorporated   1.18%
Hercules Offshore Incorporated         1.15%

----------
(3) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

                       62 Wells Fargo Equity Gateway Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND (CONTINUED)

WHILE STRONG HEADWINDS FOR STOCKS COULD PERSIST, THERE ARE REASONS TO BE OPTIMISTIC.

For much of the past nine years, small cap stocks have outperformed large caps, but in April 2007, large caps resumed leadership. That did not last long, though, as small caps overtook large caps again in March 2008. This was puzzling to many analysts, because small caps are typically hurt more by a slowing domestic economy. One possible reason that small caps have outperformed this year is an expectation that the U.S. economy would outperform those of Europe in the near term. This would bode well for domestically focused small-cap companies and hurt large cap multinationals. Additionally, many large-cap financial-services companies have been hurt by the credit crisis. If the crisis rights itself in the next 12 months, a bounce in these large cap financials could cause another reversal in capitalization leadership.

The credit crisis has been the primary focus of the markets for many months. It has crippled many financial institutions and sparked fear among investors, leading to heavy selling across a wide range of asset classes. Investors have sold stocks, corporate bonds, and commodities and sought refuge in the safety of U.S. Treasury securities. Selling intensified near the end of the period, which could be a sign of equity markets nearing a bottom.

Global policymakers have taken unprecedented steps to restore confidence in the credit markets and avoid a prolonged recession. Governments around the world are providing liquidity, capital injections, and monetary and fiscal stimulus in as many forms as possible. Initial ad hoc attempts by policymakers to shore -up the financial system disappointed the markets, but more recent coordinated, systemic efforts among G-7 countries should in our view have a better chance of success. While it is too soon to gauge how effective these measures may be, world governments have shown their willingness to deal aggressively with the crisis.

History has shown how misguided policies in dealing with financial crises can exacerbate the negative impact on economic growth (for example, the Great Depression and Japan's lost decade of the 1990s). History has also shown how appropriate policy initiatives can mollify the impact. Today's financial authorities have the advantage of learning from the past.

                       Wells Fargo Equity Gateway Funds 63


Performance Highlights

                WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF SEPTEMBER 30, 2008)

                                     Including Sales Charge           Excluding Sales Charge        Expense Ratio
                                -------------------------------  -------------------------------  ----------------
STRATEGIC SMALL CAP VALUE FUND  6 Months*  1 Year  Life of Fund  6 Months*  1 Year  Life of Fund  Gross(6)  Net(7)
------------------------------  ---------  ------  ------------  ---------  ------  ------------  --------  ------
Class A (WFRAX)                   (7.38)   (21.99)    (6.20)       (1.73)   (17.24)    (4.09)      64.83%    1.45%
Class C (WFRCX)                   (2.98)   (18.84)    (4.79)       (1.98)   (17.84)    (4.79)      61.17%    2.20%
Administrator Class (WFRDX)                                        (1.55)   (17.05)    (3.87)      84.53%    1.20%
Russell 2000 Value Index                                            1.24    (12.25)    (6.14)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Class A, Class C, and Administrator Class shares incepted on October 31, 2006. Performance shown prior to the inception of Class A and Class C reflects the performance of the Strategic Small Cap Value Portfolio, a master portfolio in which the Fund invests substantially all of its assets, adjusted to reflect Class A and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Administrator Class reflects the performance of the Strategic Small Cap Value Portfolio, a master portfolio in which the Fund invests substantially all of its assets, adjusted to reflect Administrator Class expenses. The Strategic Small Cap Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund. The Strategic Small Cap Value Portfolio incepted on January 31, 2006.

(6) Reflects the gross expense ratio as stated in the April 1, 2008, prospectus for Class A and Class C shares and the February 1, 2008, prospectus for Administrator Class shares.

(7) The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

                       64 Wells Fargo Equity Gateway Funds


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning         Ending        Expenses
                                                 Account Value   Account Value   Paid During     Net Annual
WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND     04-01-2008     09-30-2008      Period(1)    Expense Ratio
----------------------------------------------   -------------   -------------   -----------   -------------
CLASS A
   Actual                                          $1,000.00       $  914.40        $5.70          1.19%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.05        $6.01          1.19%
CLASS B
   Actual                                          $1,000.00       $  910.30        $9.26          1.94%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.30        $9.77          1.94%
CLASS C
   Actual                                          $1,000.00       $  910.20        $9.26          1.94%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.30        $9.77          1.94%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  914.50        $4.55          0.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.25        $4.80          0.95%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  916.10        $3.35          0.70%
   Hypothetical (5% return before expenses)        $1,000.00       $1,021.50        $3.54          0.70%
INVESTOR CLASS
   Actual                                          $1,000.00       $  913.20        $5.74          1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.00        $6.06          1.20%

                       Wells Fargo Equity Gateway Funds 65


Fund Expenses (Unaudited)

                                                   Beginning         Ending        Expenses
                                                 Account Value   Account Value   Paid During     Net Annual
WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND      04-01-2008     09-30-2008      Period(1)    Expense Ratio
----------------------------------------------   -------------   -------------   -----------   -------------
CLASS A
   Actual                                          $1,000.00       $  881.90        $ 5.88         1.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.75        $ 6.31         1.25%
CLASS B
   Actual                                          $1,000.00       $  878.40        $ 9.39         2.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.00        $10.08         2.00%
CLASS C
   Actual                                          $1,000.00       $  878.80        $ 9.39         2.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.00        $10.08         2.00%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  883.10        $ 4.71         1.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.00        $ 5.05         1.00%

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP
   FUND
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  963.00        $ 5.59         1.14%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.30        $ 5.76         1.14%

WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
CLASS A
   Actual                                          $1,000.00       $  902.40        $ 6.90         1.45%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.75        $ 7.31         1.45%
CLASS C
   Actual                                          $1,000.00       $  899.30        $10.45         2.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.00        $11.08         2.20%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  904.60        $ 5.71         1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.00        $ 6.06         1.20%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  904.60        $ 4.52         0.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.25        $ 4.80         0.95%
INVESTOR CLASS
   Actual                                          $1,000.00       $  903.20        $ 7.09         1.49%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.55        $ 7.52         1.49%

WELLS FARGO ADVANTAGE EQUITY INCOME FUND
CLASS A
   Actual                                          $1,000.00       $  879.30        $ 5.17         1.10%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.50        $ 5.55         1.10%
CLASS B
   Actual                                          $1,000.00       $  876.20        $ 8.68         1.85%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.75        $ 9.32         1.85%
CLASS C
   Actual                                          $1,000.00       $  876.20        $ 8.68         1.85%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.75        $ 9.32         1.85%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  880.80        $ 4.00         0.85%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.75        $ 4.29         0.85%

                       66 Wells Fargo Equity Gateway Funds


                                                       Fund Expenses (Unaudited)

                                                   Beginning         Ending       Expenses
                                                 Account Value   Account Value   Paid During     Net Annual
WELLS FARGO ADVANTAGE EQUITY VALUE FUND            04-01-2008      09-30-2008     Period(1)    Expense Ratio
----------------------------------------------   -------------   -------------   -----------   -------------
CLASS A
   Actual                                          $1,000.00       $  847.60        $ 5.77         1.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.75        $ 6.31         1.25%
CLASS B
   Actual                                          $1,000.00       $  844.60        $ 9.23         2.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.00        $10.08         2.00%
CLASS C
   Actual                                          $1,000.00       $  845.00        $ 9.23         2.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.00        $10.08         2.00%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  849.40        $ 4.62         1.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.00        $ 5.05         1.00%
INSTITUTIONAL CLASS(2)
   Actual                                          $1,000.00       $  850.20        $ 3.47         0.75%
   Hypothetical (5% return before expenses)        $1,000.00       $1,021.25        $ 3.79         0.75%

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
CLASS A
   Actual                                          $1,000.00       $  891.40        $ 7.09         1.50%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.50        $ 7.57         1.50%
CLASS B
   Actual                                          $1,000.00       $  888.40        $10.62         2.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,013.75        $11.33         2.25%
CLASS C
   Actual                                          $1,000.00       $  888.30        $10.62         2.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,013.75        $11.33         2.25%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  893.10        $ 5.93         1.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.75        $ 6.31         1.25%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  893.60        $ 4.97         1.05%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.75        $ 5.30         1.05%

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND
CLASS A
   Actual                                          $1,000.00       $  772.40        $ 6.65         1.50%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.50        $ 7.57         1.50%
CLASS B
   Actual                                          $1,000.00       $  769.50        $ 9.95         2.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,013.75        $11.33         2.25%
CLASS C
   Actual                                          $1,000.00       $  769.30        $ 9.95         2.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,013.75        $11.33         2.25%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  773.30        $ 5.54         1.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.75        $ 6.31         1.25%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  773.70        $ 4.66         1.05%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.75        $ 5.30         1.05%

                       Wells Fargo Equity Gateway Funds 67


Fund Expenses (Unaudited)

                                                   Beginning         Ending        Expenses
WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION     Account Value   Account Value   Paid During     Net Annual
FUND                                               04-01-2008      09-30-2008     Period(1)    Expense Ratio
----------------------------------------------   -------------   -------------   -----------   -------------
CLASS A
   Actual                                          $1,000.00       $  837.60        $ 5.65         1.23%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.85        $ 6.21         1.23%
CLASS B
   Actual                                          $1,000.00       $  834.80        $ 9.08         1.98%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.10        $ 9.97         1.98%
CLASS C
   Actual                                          $1,000.00       $  834.80        $ 9.08         1.98%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.10        $ 9.97         1.98%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  838.50        $ 4.60         1.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.00        $ 5.05         1.00%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  839.70        $ 3.22         0.70%
   Hypothetical (5% return before expenses)        $1,000.00       $1,021.50        $ 3.54         0.70%

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH
   FUND
CLASS A
   Actual                                          $1,000.00       $  926.70        $ 5.78         1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.00        $ 6.06         1.20%
CLASS B
   Actual                                          $1,000.00       $  923.10        $ 9.38         1.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.25        $ 9.82         1.95%
CLASS C
   Actual                                          $1,000.00       $  923.30        $ 9.38         1.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,015.25        $ 9.82         1.95%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  927.90        $ 4.58         0.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.25        $ 4.80         0.95%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  928.50        $ 3.62         0.75%
   Hypothetical (5% return before expenses)        $1,000.00       $1,021.25        $ 3.79         0.75%
INVESTOR CLASS
   Actual                                          $1,000.00       $  926.30        $ 6.26         1.30%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.50        $ 6.56         1.30%

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH
   FUND
CLASS A
   Actual                                          $1,000.00       $  924.10        $ 6.97         1.45%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.75        $ 7.31         1.45%
CLASS B
   Actual                                          $1,000.00       $  920.80        $10.56         2.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.00        $11.08         2.20%
CLASS C
   Actual                                          $1,000.00       $  921.00        $10.57         2.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.00        $11.08         2.20%

                       68 Wells Fargo Equity Gateway Funds


                                                       Fund Expenses (Unaudited)

                                                   Beginning         Ending        Expenses
WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH       Account Value   Account Value   Paid During     Net Annual
FUND (continued)                                   04-01-2008      09-30-2008     Period(1)    Expense Ratio
----------------------------------------------   -------------   -------------   -----------   -------------
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  925.70        $ 5.78         1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.00        $ 6.06         1.20%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  926.70        $ 4.58         0.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.25        $ 4.80         0.95%

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND
----------------------------------------------
CLASS A
   Actual                                          $1,000.00       $  967.00        $ 7.13         1.45%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.75        $ 7.31         1.45%
CLASS B
   Actual                                          $1,000.00       $  963.90        $10.80         2.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.00        $11.08         2.20%
CLASS C
   Actual                                          $1,000.00       $  963.90        $10.80         2.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.00        $11.08         2.20%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  969.20        $ 5.91         1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.00        $ 6.06         1.20%

WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP
   VALUE FUND
----------------------------------------------
CLASS A
   Actual                                          $1,000.00       $  982.70        $ 7.19         1.45%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.75        $ 7.31         1.45%
CLASS C
   Actual                                          $1,000.00       $  980.20        $10.89         2.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.00        $11.08         2.20%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  984.50        $ 5.95         1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.00        $ 6.06         1.20%

----------
(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                       Wells Fargo Equity Gateway Funds 69


Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.99%
        NA   WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO         $505,286,454
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $567,507,445)     505,286,454
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $567,507,445)                  99.99%                              $505,286,454
OTHER ASSETS AND LIABILITIES, NET     0.01                                     49,836
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $505,336,290
                                    ------                               ------------

DIVERSIFIED EQUITY FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.23%
        NA   WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO         $ 68,151,366
        NA   WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO            39,132,293
        NA   WELLS FARGO ADVANTAGE EMERGING GROWTH PORTFOLIO                9,037,614
        NA   WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                 68,135,654
        NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                  65,155,088
        NA   WELLS FARGO ADVANTAGE INDEX PORTFOLIO                        201,494,115
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO            27,220,468
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO          27,312,402
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO           27,800,221
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO           27,722,057
        NA   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO        18,870,819
        NA   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO         142,114,453
        NA   WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO               27,024,302
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO          17,382,783
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO            2,696,349
        NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO     24,367,469
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $771,326,295)     793,617,453
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $771,326,295)                 100.23%                              $793,617,453
OTHER ASSETS AND LIABILITIES, NET    (0.23)                                (1,810,888)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $791,806,565
                                    ------                               ------------

The accompanying notes are an integral part of these financial statements.

                       70 Wells Fargo Equity Gateway Funds


                                    Portfolio of Investments--September 30, 2008

DIVERSIFIED SMALL CAP FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.14%
        NA   WELLS FARGO ADVANTAGE EMERGING GROWTH PORTFOLIO             $ 64,605,550
        NA   WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO              191,402,506
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO         122,164,983
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO           19,254,629
        NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO    172,541,273
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $616,343,713)     569,968,941
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $616,343,713)                 100.14%                              $569,968,941
OTHER ASSETS AND LIABILITIES, NET    (0.14)                                  (799,933)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $569,169,008
                                    ------                               ------------

EMERGING GROWTH FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.88%
        NA   EMERGING GROWTH PORTFOLIO                                    $3,752,271
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $3,840,807)        3,752,271
                                                                          ----------
TOTAL INVESTMENTS IN SECURITIES
(COST $3,840,807)                    99.88%                               $3,752,271
OTHER ASSETS AND LIABILITIES, NET     0.12                                     4,442
                                    ------                                ----------
TOTAL NET ASSETS                    100.00%                               $3,756,713
                                    ------                                ----------

EQUITY INCOME FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.31%
        NA   WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO               $186,895,498
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $431,950,426)     186,895,498
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $431,950,426)                 100.31%                              $186,895,498
OTHER ASSETS AND LIABILITIES, NET    (0.31)                                  (578,657)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $186,316,841
                                    ------                               ------------

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 71


Portfolio of Investments--September 30, 2008

EQUITY VALUE FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.98%
        NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                $255,514,868
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $282,541,263)     255,514,868
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $282,541,263)                  99.98%                              $255,514,868
OTHER ASSETS AND LIABILITIES, NET     0.02                                     54,822
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $255,569,690
                                    ------                               ------------

GROWTH EQUITY FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.23%
        NA   WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO          $  9,603,870
        NA   WELLS FARGO ADVANTAGE EMERGING GROWTH PORTFOLIO                7,788,194
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO            13,464,986
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO          13,504,456
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO           13,763,459
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO           13,712,582
        NA   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO          59,379,631
        NA   WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO               23,036,992
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO          14,740,566
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO            2,276,124
        NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO     20,797,666
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $173,221,854)     192,068,526
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $173,221,854)                 100.23%                              $192,068,526
OTHER ASSETS AND LIABILITIES, NET    (0.23)                                  (433,875)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $191,634,651
                                    ------                               ------------

INTERNATIONAL VALUE FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.11%
        NA   WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO         $226,294,123
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $318,200,176)     226,294,123
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $318,200,176)                 100.11%                              $226,294,123
OTHER ASSETS AND LIABILITIES, NET    (0.11)                                  (252,840)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $226,041,283
                                    ------                               ------------

The accompanying notes are an integral part of these financial statements.

                       72 Wells Fargo Equity Gateway Funds


                                    Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                  VALUE
----------   ---------------------------------------------------------   -----------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.22%
        NA   WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO      $96,971,446
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $108,507,104)     96,971,446
                                                                         -----------
TOTAL INVESTMENTS IN SECURITIES
(COST $108,507,104)                 100.22%                              $96,971,446
OTHER ASSETS AND LIABILITIES, NET    (0.22)                                 (209,141)
                                    ------                               -----------
TOTAL NET ASSETS                    100.00%                              $96,762,305
                                    ------                               -----------

LARGE COMPANY GROWTH FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.23%
        NA   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO        $957,279,427
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $939,597,833)     957,279,427
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $939,597,833)                 100.23%                              $957,279,427
OTHER ASSETS AND LIABILITIES, NET    (0.23)                                (2,196,226)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $955,083,201
                                    ------                               ------------

SMALL COMPANY GROWTH FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.10%
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO        $300,612,322
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $348,768,443)     300,612,322
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $348,768,443)                 100.10%                              $300,612,322
OTHER ASSETS AND LIABILITIES, NET    (0.10)                                  (299,242)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $300,313,080
                                    ------                               ------------

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 73


Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                   VALUE
----------   ---------------------------------------------------------   ------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.28%
        NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO         $294,883,251
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $351,755,889)     294,883,251
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $351,755,889)                 100.28%                              $294,883,251
OTHER ASSETS AND LIABILITIES, NET    (0.28)                                  (830,328)
                                    ------                               ------------
TOTAL NET ASSETS                    100.00%                              $294,052,923
                                    ------                               ------------

STRATEGIC SMALL CAP VALUE FUND

FACE/SHARE
AMOUNT       SECURITY NAME                                                 VALUE
----------   ---------------------------------------------------------   --------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 103.29%
        NA   WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO   $667,931
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $741,095)         667,931
                                                                         --------
TOTAL INVESTMENTS IN SECURITIES
(COST $741,095)                     103.29%                              $667,931
OTHER ASSETS AND LIABILITIES, NET    (3.29)                               (21,247)
                                    ------                               --------
TOTAL NET ASSETS                    100.00%                              $646,684
                                    ------                               --------

The accompanying notes are an integral part of these financial statements.

                       74 Wells Fargo Equity Gateway Funds


                        Statements of Assets and Liabilities--September 30, 2008

                                                                                       C&B Large     Diversified
                                                                                       Cap Value       Equity
                                                                                         Fund           Fund
                                                                                     ------------   ------------
ASSETS
   Investments
      Investments in affiliated Master Portfolios ................................   $505,286,454   $793,617,453
                                                                                     ------------   ------------
   Total investments at market value (see cost below) ............................    505,286,454    793,617,453
                                                                                     ------------   ------------
   Cash ..........................................................................         25,000         25,000
   Receivable for Fund shares issued .............................................        995,447         65,171
   Receivable from investment advisor and affiliates .............................              0              0
   Prepaid expenses and other assets .............................................              0              0
                                                                                     ------------   ------------
Total assets .....................................................................    506,306,901    793,707,624
                                                                                     ------------   ------------
LIABILITIES
   Payable for Fund shares redeemed ..............................................        797,205      1,494,979
   Payable to investment advisor and affiliates (Note 3) .........................         49,047        140,252
   Accrued expenses and other liabilities ........................................        124,359        265,828
                                                                                     ------------   ------------
Total liabilities ................................................................        970,611      1,901,059
                                                                                     ------------   ------------
TOTAL NET ASSETS .................................................................   $505,336,290   $791,806,565
                                                                                     ============   ============
NET ASSETS CONSIST OF
   Paid-in capital ...............................................................   $600,022,675   $720,470,818
   Undistributed net investment income (loss) ....................................      6,276,636      6,770,797
   Undistributed net realized gain (loss) on investments .........................    (38,742,030)    42,273,792
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign
      currencies .................................................................    (62,220,991)    22,291,158
                                                                                     ------------   ------------
TOTAL NET ASSETS .................................................................   $505,336,290   $791,806,565
                                                                                     ============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ..........................................................   $ 40,157,351   $ 90,443,678
   Shares outstanding - Class A ..................................................      5,224,045      3,264,868
   Net asset value per share - Class A ...........................................   $       7.69   $      27.70
   Maximum offering price per share - Class A(2) .................................   $       8.16   $      29.39
   Net assets - Class B ..........................................................   $ 13,460,460   $ 19,054,098
   Shares outstanding - Class B ..................................................      1,768,515        732,709
   Net asset value and offering price per share - Class B ........................   $       7.61   $      26.00(3)
   Net assets - Class C ..........................................................   $  9,424,033   $  3,490,998
   Shares outstanding - Class C ..................................................      1,239,337        131,566
   Net asset value and offering price per share - Class C ........................   $       7.60   $      26.53
   Net assets - Administrator Class ..............................................   $260,882,974   $678,817,791
   Shares outstanding - Administrator Class ......................................     33,872,119     24,425,347
   Net asset value and offering price per share - Administrator Class ............   $       7.70   $      27.79
   Net assets - Institutional Class ..............................................   $ 27,494,056             NA
   Shares outstanding - Institutional Class ......................................      3,548,693             NA
   Net asset value and offering price per share - Institutional Class ............   $       7.75             NA
   Net assets - Investor Class ...................................................   $153,917,416             NA
   Shares outstanding - Investor Class ...........................................     20,039,221             NA
   Net asset value and offering price per share - Investor Class .................   $       7.68             NA
                                                                                     ------------   ------------
Investments at cost ..............................................................   $567,507,445   $771,326,295
                                                                                     ------------   ------------

----------
(1)  Each Fund has an unlimited number of authorized shares.

(2) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3) Difference in NAV recalculations and NAV stated is caused by rounding differences.

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 75


Statements of Assets and Liabilities--September 30, 2008

 Diversified     Emerging         Equity          Equity         Growth
  Small Cap       Growth          Income          Value          Equity
    Fund           Fund            Fund            Fund           Fund
------------   -----------    --------------   ------------   ------------


$569,968,941   $ 3,752,271    $  186,895,498   $255,514,868   $192,068,526
------------   -----------    --------------   ------------   ------------
 569,968,941     3,752,271       186,895,498    255,514,868    192,068,526
------------   -----------    --------------   ------------   ------------
      25,000             0             5,106              0         25,000
     343,031         4,122            30,184        281,915         59,684
           0        11,075                 0          2,555              0
           0        33,300                 0              0              0
------------   -----------    --------------   ------------   ------------
 570,336,972     3,800,768       186,930,788    255,799,338    192,153,210
------------   -----------    --------------   ------------   ------------

     871,952        37,495           457,313        228,858        392,893
     138,948             0            13,007              0         45,850
     157,064         6,560           143,627            790         79,816
------------   -----------    --------------   ------------   ------------
   1,167,964        44,055           613,947        229,648        518,559
------------   -----------    --------------   ------------   ------------
$569,169,008   $ 3,756,713    $  186,316,841   $255,569,690   $191,634,651
============   ===========    ==============   ============   ============

$654,132,827   $ 5,487,136    $  414,984,227   $309,752,241   $128,882,408
     836,315       (15,533)          (50,721)     2,558,444       (148,210)
 (39,425,362)   (1,626,354)       16,438,263    (29,714,600)    44,053,781


 (46,374,772)      (88,536)     (245,054,928)   (27,026,395)    18,846,672
------------   -----------    --------------   ------------   ------------
$569,169,008   $ 3,756,713    $  186,316,841   $255,569,690   $191,634,651
============   ===========    ==============   ============   ============

          NA   $    14,448    $  112,415,769   $  4,867,528   $ 20,280,842
          NA         1,698         6,933,747        412,907      1,117,860
          NA   $      8.51    $        16.21   $      11.79   $      18.14
          NA   $      9.03    $        17.20   $      12.51   $      19.25
          NA            NA    $    8,712,597   $  1,502,313   $  2,885,555
          NA            NA           536,793        129,169        188,776
          NA            NA    $        16.23   $      11.63   $      15.29
          NA   $     8,992    $    2,475,343   $    997,220   $    696,579
          NA         1,060           141,838         85,880         42,711
          NA   $      8.48    $        17.45   $      11.61   $      16.31
$569,169,008   $    59,031    $   62,713,132   $183,379,057   $144,687,470
  54,707,749         6,922         3,874,046     15,271,125      7,804,990
$      10.40   $      8.53    $        16.19   $      12.01   $      18.54
          NA   $     9,048                NA   $ 64,823,572   $ 23,084,205
          NA         1,060                NA      5,388,029      1,243,598
          NA   $      8.53(3)             NA   $      12.03   $      18.56
          NA   $ 3,665,194                NA             NA             NA
          NA       431,813                NA             NA             NA
          NA   $      8.49                NA             NA             NA
------------   -----------    --------------   ------------   ------------
$616,343,713   $ 3,840,807    $  431,950,426   $282,541,263   $173,221,854
------------   -----------    --------------   ------------   ------------

                       76 Wells Fargo Equity Gateway Funds


                        Statements of Assets and Liabilities--September 30, 2008

                                                                                     International     Large Cap
                                                                                         Value       Appreciation
                                                                                          Fund           Fund
                                                                                     -------------   ------------
ASSETS
   Investments                                                                        $226,294,123   $ 96,971,446
      Investments in affiliated Master Portfolios ................................    ------------   ------------
                                                                                       226,294,123     96,971,446
   Total investments at market value (see cost below) ............................    ------------   ------------
                                                                                            26,593         28,000
   Cash ..........................................................................       1,156,920        113,184
   Receivable for Fund shares issued .............................................          32,628              0
   Receivable from investment advisor and affiliates .............................               0         37,747
   Prepaid expenses and other assets .............................................    ------------   ------------
                                                                                       227,510,264     97,150,377
Total assets .....................................................................    ------------   ------------
LIABILITIES                                                                              1,343,017        357,413
   Payable for Fund shares redeemed ..............................................               0         17,237
   Payable to investment advisor and affiliates (Note 3) .........................         125,964         13,422
   Accrued expenses and other liabilities ........................................    ------------   ------------
                                                                                         1,468,981        388,072
Total liabilities ................................................................    ------------   ------------
                                                                                      $226,041,283   $ 96,762,305
TOTAL NET ASSETS .................................................................    ============   ============
NET ASSETS CONSIST OF
   Paid-in capital ...............................................................    $318,320,604   $113,263,779
   Undistributed net investment income (loss) ....................................       9,143,475        (14,440)
   Undistributed net realized gain (loss) on investments .........................      (9,516,743)    (4,951,376)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign
      currencies .................................................................     (91,906,053)   (11,535,658)
                                                                                      ------------   ------------
TOTAL NET ASSETS .................................................................    $226,041,283   $ 96,762,305
                                                                                      ============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ..........................................................    $ 16,902,523   $ 21,784,729
   Shares outstanding - Class A ..................................................       1,335,482      2,469,087
   Net asset value per share - Class A ...........................................    $      12.66   $       8.82
   Maximum offering price per share - Class A(2) .................................    $      13.43   $       9.36
   Net assets - Class B ..........................................................    $    951,025   $  1,797,394
   Shares outstanding - Class B ..................................................          76,596        215,634
   Net asset value and offering price per share - Class B ........................    $      12.42   $       8.34
   Net assets - Class C ..........................................................    $    798,883   $    500,291
   Shares outstanding - Class C ..................................................          64,231         60,001
   Net asset value and offering price per share - Class C ........................    $      12.44   $       8.34
   Net assets - Administrator Class ..............................................    $206,602,580   $ 66,176,355
   Shares outstanding - Administrator Class ......................................      16,286,572      7,407,543
   Net asset value and offering price per share - Administrator Class ............    $      12.69   $       8.93
   Net assets - Institutional Class ..............................................    $    786,272   $  6,503,536
   Shares outstanding - Institutional Class ......................................          61,801        725,965
   Net asset value and offering price per share - Institutional Class ............    $      12.72   $       8.96
   Net assets - Investor Class ...................................................              NA             NA
   Shares outstanding - Investor Class ...........................................              NA             NA
   Net asset value and offering price per share - Investor Class .................              NA             NA
                                                                                      ------------   ------------
Investments at cost ..............................................................    $318,200,176   $108,507,104
                                                                                      ------------   ------------

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 77


Statements of Assets and Liabilities--September 30, 2008

     Large           Small          Small       Strategic
    Company         Company        Company      Small Cap
  Growth Fund     Growth Fund    Value Fund    Value Fund
--------------   ------------   ------------   ----------

$  957,279,427   $300,612,322   $294,883,251    $667,931
--------------   ------------   ------------    --------
   957,279,427    300,612,322    294,883,251     667,931
--------------   ------------   ------------    --------
        30,137         25,000         25,000           0
       375,246        294,607        157,313       1,277
             0              0              0       4,641
             0              0              0           0
--------------   ------------   ------------    --------
   957,684,810    300,931,929    295,065,564     673,849
--------------   ------------   ------------    --------
     2,019,948        548,465        872,463           0
        99,783          3,613         16,909           0
       481,878         66,771        123,269      27,165
--------------   ------------   ------------    --------
     2,601,609        618,849      1,012,641      27,165
--------------   ------------   ------------    --------
$  955,083,201   $300,313,080   $294,052,923    $646,684
==============   ============   ============    ========

$1,100,511,496   $430,061,084   $385,589,695    $728,900
     4,386,947       (590,349)     1,637,881       2,901
  (167,496,836)   (81,001,534)   (36,302,015)    (11,953)


    17,681,594    (48,156,121)   (56,872,638)    (73,164)
--------------   ------------   ------------    --------
$  955,083,201   $300,313,080   $294,052,923    $646,684
==============   ============   ============    ========

$  247,981,342   $  2,109,366   $ 34,964,086    $312,942
     5,491,523        114,745      3,313,088      36,637
$        45.16   $      18.38   $      10.55    $   8.54
$        47.92   $      19.50   $      11.19    $   9.06
$   22,732,287   $    343,672   $  5,086,306          NA
       571,793         19,579        514,193          NA
$        39.76   $      17.55   $       9.89          NA
$    6,318,999   $    230,529   $  1,727,699    $325,145
       158,565         13,003        174,614      38,619
$        39.85   $      17.73   $       9.89    $   8.42
$  562,567,891   $242,802,186   $252,274,832    $  8,597
    13,006,502     12,998,783     23,605,965       1,043
$        43.25   $      18.68   $      10.69    $   8.24
$   46,142,954   $ 54,827,327             NA          NA
     1,061,011      2,932,544             NA          NA
$        43.49   $      18.70             NA          NA
$   69,339,728             NA             NA          NA
     1,626,387             NA             NA          NA
$        42.63             NA             NA          NA
--------------   ------------   ------------    --------
$  939,597,833   $348,768,443   $351,755,889    $741,095
--------------   ------------   ------------    --------

                       78 Wells Fargo Equity Gateway Funds


                 Statements of Operations--For the Year Ended September 30, 2008

                                                                               C&B Large      Diversified
                                                                               Cap Value         Equity
                                                                                  Fund            Fund
                                                                             -------------   -------------
INVESTMENT INCOME
   Dividends allocated from affiliated Master Portfolios .................   $  16,907,601   $  21,137,257
   Interest allocated from affiliated Master Portfolios ..................             241               0
   Expenses allocated from affiliated Master Portfolios ..................      (5,116,326)     (6,141,390)
   Waivers allocated from affiliated Master Portfolios ...................         291,319         334,625
                                                                             -------------   -------------
Total investment income ..................................................      12,082,835      15,330,492
                                                                             -------------   -------------
EXPENSES
   Advisory fees .........................................................               0       2,577,607
   Administration fees
      Fund Level .........................................................         354,630         515,521
      Class A ............................................................         163,024         319,965
      Class B ............................................................          51,206          82,970
      Class C ............................................................          35,840          14,313
      Administrator Class ................................................         405,135         882,026
      Institutional Class ................................................          28,431              NA
      Investor Class .....................................................         552,660              NA
   Shareholder servicing fees (Note 3) ...................................       1,654,845       2,573,954
   Accounting fees .......................................................          90,833         110,759
   Distribution fees (Note 3)
      Class B ............................................................         137,160         222,242
      Class C ............................................................          95,998          38,338
   Professional fees .....................................................          13,321          17,290
   Registration fees .....................................................         101,758          56,474
   Shareholder reports ...................................................         198,982         141,655
   Trustees' fees ........................................................           8,646           8,646
   Other fees and expenses ...............................................          23,450          28,696
                                                                             -------------   -------------
Total expenses ...........................................................       3,915,919       7,590,456
                                                                             -------------   -------------
LESS
   Waived fees and reimbursed expenses (Note 3) ..........................      (1,195,314)     (2,445,827)
   Net expenses ..........................................................       2,720,605       5,144,629
                                                                             -------------   -------------
Net investment income (loss) .............................................       9,362,230      10,185,863
                                                                             -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities transactions allocated from Master Portfolios ..............     (34,203,489)     62,452,207
   Forward foreign currency contracts allocated from Master Portfolios ...               0          (5,158)
   Futures transactions allocated from Master Portfolios .................               0        (574,070)
                                                                             -------------   -------------
Net realized gain and loss from investments ..............................     (34,203,489)    (61,872,979)
                                                                             -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities transactions allocated from Master Portfolios ..............    (142,541,341)   (347,841,621)
   Forwards, futures, options, swaps and short sales allocated from Master
      Portfolios .........................................................               0        (112,194)
                                                                             -------------   -------------
Net change in unrealized appreciation (depreciation) of investments ......    (142,541,341)   (347,953,815)
                                                                             -------------   -------------
Net realized and unrealized gain (loss) on investments ...................    (176,744,830)   (286,080,836)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........   $(167,382,600)  $(275,894,973)
                                                                             =============   =============

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Equity Gateway Funds 79


Statements of Operations--For the Year Ended September 30, 2008

   Diversified     Emerging       Equity         Equity         Growth
    Small Cap       Growth        Income          Value         Equity
      Fund           Fund          Fund           Fund           Fund
 -------------   -----------   ------------   ------------   -------------

 $   7,690,272   $    21,685   $  7,411,336   $  5,212,731   $   5,485,131
        11,464             0              0              0               0
    (4,333,334)      (45,953)    (2,019,146)    (1,592,868)     (2,489,523)
       271,435           705        470,590         51,479          92,040
 -------------   -----------   ------------   ------------   -------------
     3,639,837       (23,563)     5,862,780      3,671,342       3,087,648
 -------------   -----------   ------------   ------------   -------------

     1,597,382             0              0              0         813,402

       319,476         2,469        135,044        109,856         162,680
            NA            21        392,943         16,716          76,323
            NA            NA         42,804          6,742          13,893
            NA            14          9,734          3,108           2,643
       638,953            35        110,989        144,622         240,052
            NA             4             NA         52,482          41,716
            NA        20,436             NA             NA              NA
     1,595,902        12,330        670,776        357,043         681,171
        59,515        28,338         67,789         53,738          39,259

            NA            NA        114,653         18,060          37,211
            NA            39         26,072          8,324           7,079
        16,840        16,523         16,563         14,800          16,050
        24,413        50,554         52,324         53,569          68,011
        10,250         5,369         33,852         23,765          22,774
         8,646         8,646          8,646          8,646           8,646
        19,860         3,573         13,448          9,668          15,548
 -------------   -----------   ------------   ------------   -------------
     4,291,237       148,351      1,695,637        881,139       2,246,458
 -------------   -----------   ------------   ------------   -------------


    (1,021,038)     (120,125)      (409,841)      (339,578)       (553,450)
     3,270,199        28,226      1,285,796        541,561       1,693,008
 -------------   -----------   ------------   ------------   -------------
       369,638       (51,789)     4,576,984      3,129,781       1,394,640

   (28,763,281)   (1,542,411)    25,030,075    (29,826,446)     58,801,375
             0             0              0              0          (2,356)
      (712,083)            0              0              0           6,128
 -------------   -----------   ------------   ------------   -------------
   (29,475,364)   (1,542,411)    25,030,075    (29,826,446)     58,805,147
 -------------   -----------   ------------   ------------   -------------

  (120,794,483)     (553,143)   (98,648,534)   (43,006,903)   (144,633,385)

      (633,249)            0              0              0         111,344
 -------------   -----------   ------------   ------------   -------------
  (121,427,732)     (553,143)   (98,648,534)   (43,006,903)   (144,522,041)
 -------------   -----------   ------------   ------------   -------------
  (150,903,096)   (2,095,554)   (73,618,459)   (72,833,349)    (85,716,894)
 -------------   -----------   ------------   ------------   -------------
 $(150,533,458)  $(2,147,343)  $(69,041,475)  $(69,703,568)  $ (84,322,254)
 =============   ===========   ============   ============   =============

                       80 Wells Fargo Equity Gateway Funds


                 Statements of Operations--For the Year Ended September 30, 2008

                                                                      International     Large Cap
                                                                          Value       Appreciation
                                                                          Fund            Fund
                                                                      -------------   ------------
INVESTMENT INCOME
   Dividends allocated from affiliated Master Portfolios ..........   $  13,573,311   $  1,102,271
   Interest allocated from affiliated Master Portfolios ...........               0              0
   Expenses allocated from affiliated Master Portfolios ...........      (3,054,990)      (722,909)
   Waivers allocated from affiliated Master Portfolios ............         151,617         25,599
                                                                      -------------   ------------
Total investment income ...........................................      10,669,938        404,961
                                                                      -------------   ------------
EXPENSES
   Administration fees
      Fund Level ..................................................         143,368         50,359
      Class A .....................................................          61,570         83,275
      Class B .....................................................           5,003          8,145
      Class C .....................................................           2,948          1,840
      Administrator Class .........................................         261,196         58,393
      Institutional Class .........................................             570          7,214
      Investor Class ..............................................              NA             NA
   Shareholder servicing fees (Note 3) ............................         714,457        204,772
   Accounting fees ................................................          43,313         32,902
   Distribution fees (Note 3)
      Class B .....................................................          13,401         21,818
      Class C .....................................................           7,896          4,929
   Professional fees ..............................................          14,811         14,877
   Registration fees ..............................................          51,740         50,179
   Shareholder reports ............................................         274,594         15,504
   Trustees' fees .................................................           8,646          8,646
   Other fees and expenses ........................................          12,635          8,316
                                                                      -------------   ------------
Total expenses ....................................................       1,616,148        571,169
                                                                      -------------   ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ...................        (853,354)      (184,931)
   Net expenses ...................................................         762,794        386,238
                                                                      -------------   ------------
Net investment income (loss) ......................................       9,907,144         18,723
                                                                      -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities transactions allocated from Master Portfolios .......      (8,805,734)    (3,527,220)
                                                                      -------------   ------------
NET REALIZED GAIN AND LOSS FROM INVESTMENTS .......................      (8,805,734)    (3,527,220)
                                                                      -------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities transactions allocated from Master Portfolios .......    (117,927,303)   (27,401,550)
                                                                      -------------   ------------
Net change in unrealized appreciation (depreciation) of
   investments ....................................................    (117,927,303)   (27,401,550)
                                                                      -------------   ------------
Net realized and unrealized gain (loss) on investments ............    (126,733,037)   (30,928,770)
                                                                      -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $(116,825,893)  $(30,910,047)
                                                                      -------------   ------------

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 81


Statements of Operations--For the Year Ended September 30, 2008

    Large            Small          Small       Strategic
   Company          Company        Company      Small Cap
 Growth Fund     Growth Fund     Value Fund    Value Fund
-------------   -------------   ------------   ----------

$  17,237,488   $   1,383,191   $  5,912,217    $  8,960
            0               0              0           0
  (10,170,625)     (3,410,352)    (2,782,073)     (4,955)
      189,463           5,754          9,847         530
-------------   -------------   ------------   ---------
    7,256,326      (2,021,407)     3,139,991       4,535
-------------   -------------   ------------   ---------


      746,770         191,697        155,334         267
    1,003,576           7,659        126,131         814
      108,805           1,532         19,432          NA
       25,175             747          6,843         656
      884,420         353,858        256,238           9
       95,570          20,788             NA          NA
      349,264              NA             NA          NA
    3,296,168         852,718        753,923       1,335
      151,479          55,536         38,230      28,667

      291,442           4,103         52,049          NA
       67,431           2,000         18,330       1,757
       17,156          15,916         15,285      14,509
      112,769          54,306         48,308      22,175
      446,833         105,012        144,758       1,249
        8,646           8,646          8,646       8,646
       36,464          15,456         12,872       8,443
-------------   -------------   ------------   ---------
    7,641,968       1,689,974      1,656,379      88,527
-------------   -------------   ------------   ---------

   (2,001,214)       (544,272)      (493,971)    (83,464)
    5,640,754       1,145,702      1,162,408       5,063
-------------   -------------   ------------   ---------
    1,615,572      (3,167,109)     1,977,583        (528)
-------------   -------------   ------------   ---------


  116,724,694     (72,326,861)   (36,236,222)     (8,949)
-------------   -------------   ------------   ---------
  116,724,694     (72,326,861)   (36,236,222)     (8,949)
-------------   -------------   ------------   ---------

 (497,246,233)    (51,047,673)   (53,088,176)    (72,628)
-------------   -------------   ------------   ---------

 (497,246,233)    (51,047,673)   (53,088,176)    (72,628)
-------------   -------------   ------------   ---------
 (380,521,539)   (123,374,534)   (89,324,398)    (81,577)
-------------   -------------   ------------   ---------
$(378,905,967)  $(126,541,643)  $(87,346,815)   $(82,105)
-------------   -------------   ------------   ---------

                       82 Wells Fargo Equity Gateway Funds


                                             Statements of Changes in Net Assets

                                                                                                        C&B LARGE CAP VALUE FUND
                                                                                                      ----------------------------
                                                                                                          For the        For the
                                                                                                        Year Ended     Year Ended
                                                                                                      September 30,  September 30,
                                                                                                           2008           2007
                                                                                                      -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ............................................................................  $ 984,662,075  $ 573,433,950
OPERATIONS
   Net investment income (loss) ....................................................................      9,362,230      9,079,885
   Net realized gain (loss) on investments .........................................................    (34,203,489)    38,174,049
   Net change in unrealized appreciation (depreciation) of investments .............................   (142,541,341)    34,977,949
                                                                                                      -------------  -------------
Net increase (decrease) in net assets resulting from operations ....................................   (167,382,600)    82,231,883
                                                                                                      -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ......................................................................................       (620,298)      (725,169)
      Class B ......................................................................................         (1,661)      (107,832)
      Class C ......................................................................................        (17,067)       (64,632)
      Administrator Class ..........................................................................     (6,891,528)    (3,407,267)
      Institutional Class ..........................................................................       (715,978)    (1,149,462)
      Investor Class ...............................................................................     (2,018,756)    (2,067,996)*
   Net realized gain on sales of investments
      Class A ......................................................................................     (2,765,357)    (2,857,862)
      Class B ......................................................................................       (924,766)    (1,211,422)
      Class C ......................................................................................       (642,354)      (706,094)
      Administrator Class ..........................................................................    (23,223,335)   (11,381,326)
      Institutional Class ..........................................................................     (1,987,854)    (3,313,919)
      Investor Class ...............................................................................     (8,688,111)    (8,253,863)*
   Return of Capital
      Class A ......................................................................................              0              0
      Class B ......................................................................................              0              0
      Class C ......................................................................................              0              0
      Administrator Class ..........................................................................              0              0
      Investor Class ...............................................................................              0              0
                                                                                                      -------------  -------------
Total distributions to shareholders ................................................................    (48,497,065)   (35,246,844)
                                                                                                      -------------  -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A (Note 1) ....................................................     19,307,968     47,430,716
   Reinvestment of distributions - Class A .........................................................      3,134,365      3,239,730
   Cost of shares redeemed - Class A ...............................................................    (38,513,146)   (38,317,352)
                                                                                                      -------------  -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A .......    (16,070,813)    12,353,094
                                                                                                      -------------  -------------
   Proceeds from shares sold - Class B (Note 1) ....................................................      1,374,796      4,652,833
   Reinvestment of distributions - Class B .........................................................        893,368      1,277,978
   Cost of shares redeemed - Class B ...............................................................     (8,543,670)    (8,337,021)
                                                                                                      -------------  -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B .......     (6,275,506)    (2,406,210)
                                                                                                      -------------  -------------
   Proceeds from shares sold - Class C (Note 1) ....................................................      1,317,986      3,594,143
   Reinvestment of distributions - Class C .........................................................        660,109        758,065
   Cost of shares redeemed - Class C ...............................................................     (5,716,831)    (3,350,272)
                                                                                                      -------------  -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C .......     (3,738,736)     1,001,936
                                                                                                      -------------  -------------
   Proceeds from shares sold - Administrator Class (Note 1) ........................................    146,633,083    508,659,551
   Reinvestment of distributions - Administrator Class .............................................     23,763,167     13,836,710
   Cost of shares redeemed - Administrator Class ...................................................   (371,664,329)  (202,807,142)
                                                                                                      -------------  -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Administrator
      Class ........................................................................................   (201,268,079)   319,689,119
                                                                                                      -------------  -------------
   Proceeds from shares sold - Institutional Class .................................................     20,132,718     45,258,168
   Reinvestment of distributions - Institutional Class .............................................      2,282,243      3,951,266
   Cost of shares redeemed - Institutional Class ...................................................    (41,173,098)   (65,562,524)
                                                                                                      -------------  -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Institutional
      Class ........................................................................................    (18,758,137)   (16,353,090)
                                                                                                      -------------  -------------
   Proceeds from shares sold - Investor Class (Note 1) .............................................    132,344,911    127,891,727*
   Reinvestment of distributions - Investor Class ..................................................      9,432,071     10,033,129*
   Cost of shares redeemed - Investor Class ........................................................   (159,111,831)   (87,966,619)*
                                                                                                      -------------  -------------
   Net increase (decrease) in net assets resulting from capital share transaction - Investor
      Class ........................................................................................    (17,334,849)    49,958,237*
                                                                                                      -------------  -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total ............   (263,446,120)   364,243,086
                                                                                                      -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS ..............................................................   (479,325,785)   411,228,125
                                                                                                      -------------  -------------
ENDING NET ASSETS ..................................................................................  $ 505,336,290  $ 984,662,075
                                                                                                      =============  =============

*    On June 20, 2008, Class D and Class Z were renamed to Investor Class.

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 83


Statements of Changes in Net Assets

     DIVERSIFIED EQUITY FUND        DIVERSIFIED SMALL CAP FUND         EMERGING GROWTH FUND
-------------------------------   -----------------------------   -----------------------------
    For the           For the         For the         For the        For the         For the
  Year Ended        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
September 30,     September 30,   September 30,   September 30,   September 30,   September 30,
     2008              2007            2008            2007            2008            2007
--------------   --------------   -------------   -------------   -------------   -------------

$1,263,768,337   $1,321,788,326   $ 757,352,399   $ 679,773,909   $  3,259,699     $        0

    10,185,863        9,801,352         369,638      (1,600,214)       (51,789)       (13,493)
    61,872,979      162,960,796     (29,475,364)     79,778,720     (1,542,411)        (6,788)
  (347,953,815)      36,928,458    (121,427,732)     16,002,819       (553,143)       464,607
--------------   --------------   -------------   -------------   ------------    -----------
  (275,894,973)     209,690,606    (150,533,458)     94,181,325     (2,147,343)       444,326
--------------   --------------   -------------   -------------   ------------    -----------


      (871,175)        (671,707)             NA              NA             NA             NA
             0                0              NA              NA             NA             NA
             0                0              NA              NA             NA             NA
    (9,531,857)      (9,058,518)              0               0             NA             NA
            NA               NA              NA              NA             NA             NA
            NA               NA              NA              NA             NA             NA

   (17,553,804)     (11,051,609)             NA              NA             NA             NA
    (5,435,615)      (4,740,202)             NA              NA             NA             NA
      (854,210)        (622,110)             NA              NA             NA             NA
  (140,946,052)    (104,474,681)    (78,950,736)    (76,923,297)          (137)            NA
            NA               NA              NA              NA             NA             NA
            NA               NA              NA              NA        (31,912)            NA

             0                0              NA              NA              0              0
             0                0              NA              NA             NA             NA
             0                0              NA              NA              0              0
             0                0      (1,846,921)              0            (84)             0
            NA               NA              NA              NA        (19,468)             0
--------------   --------------   -------------   -------------   ------------    -----------
  (175,192,713)    (130,618,827)    (80,797,657)    (76,923,297)       (51,601)             0
--------------   --------------   -------------   -------------   ------------    -----------

    20,269,570       23,186,263              NA              NA         16,641             NA
    17,937,613       11,406,146              NA              NA              0             NA
   (30,209,079)     (30,202,279)             NA              NA              0             NA
--------------   --------------   -------------   -------------   ------------    -----------
     7,998,104        4,390,130              NA              NA         16,641             NA
--------------   --------------   -------------   -------------   ------------    -----------
     1,304,248        2,038,695              NA              NA             NA             NA
     5,371,330        4,659,773              NA              NA             NA             NA
   (15,378,495)     (19,053,061)             NA              NA             NA             NA
--------------   --------------   -------------   -------------   ------------    -----------
    (8,702,917)     (12,354,593)             NA              NA             NA             NA
--------------   --------------   -------------   -------------   ------------    -----------
       278,906          591,753              NA              NA         10,000             NA
       842,478          607,689              NA              NA              0             NA
    (1,887,145)      (1,520,487)             NA              NA              0             NA
--------------   --------------   -------------   -------------   ------------    -----------
      (765,761)        (321,045)             NA              NA         10,000             NA
--------------   --------------   -------------   -------------   ------------    -----------
    95,903,149      104,505,301     187,262,903     272,062,567         65,843         14,612
   149,403,665      110,810,484      78,955,551      68,985,161            221             NA
  (264,710,326)    (344,122,045)   (223,070,730)   (280,727,266)        (7,634)          (626)
--------------   --------------   -------------   -------------   ------------    -----------

   (19,403,512)    (128,806,260)     43,147,724      60,320,462         58,430         13,986
--------------   --------------   -------------   -------------   ------------    -----------
            NA               NA              NA              NA         10,000             NA
            NA               NA              NA              NA              0             NA
            NA               NA              NA              NA              0             NA
--------------   --------------   -------------   -------------   ------------    -----------

            NA               NA              NA              NA         10,000             NA
--------------   --------------   -------------   -------------   ------------    -----------
            NA               NA              NA              NA      7,058,944      3,134,707
            NA               NA              NA              NA         50,972             NA
            NA               NA              NA              NA     (4,509,029)      (333,320)
--------------   --------------   -------------   -------------   ------------    -----------

            NA               NA              NA              NA      2,600,887      2,801,387
--------------   --------------   -------------   -------------   ------------    -----------
   (20,874,086)    (137,091,768)     43,147,724      60,320,462      2,695,958      2,815,373
--------------   --------------   -------------   -------------   ------------    -----------
  (471,961,772)     (58,019,989)   (188,183,391)     77,578,490        497,014      3,259,699
--------------   --------------   -------------   -------------   ------------    -----------
$  791,806,565   $1,263,768,337   $ 569,169,008   $ 757,352,399   $  3,756,713     $3,259,699
==============   ==============   =============   =============   ============    ===========

                       84 Wells Fargo Equity Gateway Funds


                                             Statements of Changes in Net Assets

                                                                                              C&B LARGE CAP VALUE FUND
                                                                                            ----------------------------
                                                                                                For the        For the
                                                                                              Year Ended     Year Ended
                                                                                            September 30,  September 30,
                                                                                                 2008           2007
                                                                                            -------------  -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ................................................................      2,228,894      4,721,625
   Shares issued in reinvestment of distributions - Class A .............................        326,214        324,443
   Shares redeemed - Class A ............................................................     (4,482,348)    (3,817,610)
                                                                                            ------------   ------------
   Net increase (decrease) in shares outstanding - Class A ..............................     (1,927,240)     1,228,458
                                                                                            ------------   ------------
   Shares sold - Class B ................................................................        165,007        471,146
   Shares issued in reinvestment of distributions - Class B .............................         97,928        129,273
   Shares redeemed - Class B ............................................................       (978,080)      (840,152)
                                                                                            ------------   ------------
   Net increase (decrease) in shares outstanding - Class B ..............................       (715,145)      (239,733)
                                                                                            ------------   ------------
   Shares sold - Class C ................................................................        158,027        362,766
   Shares issued in reinvestment of distributions - Class C .............................         70,261         76,682
   Shares redeemed - Class C ............................................................       (668,772)      (338,484)
                                                                                            ------------   ------------
   Net increase (decrease) in shares outstanding - Class C ..............................       (440,484)       100,964
                                                                                            ------------   ------------
   Shares sold - Administrator Class ....................................................     16,855,412     51,501,078
   Shares issued in reinvestment of distributions - Administrator Class .................      2,532,610      1,383,607
   Shares redeemed - Administrator Class ................................................    (43,295,975)   (20,009,205)
                                                                                            ------------   ------------
   Net increase (decrease) in shares outstanding - Administrator Class ..................    (23,907,953)    32,875,480
                                                                                            ------------   ------------
   Shares sold - Institutional Class ....................................................      2,351,545      4,508,990
   Shares issued in reinvestment of distributions - Institutional Class .................        244,488        393,177
   Shares redeemed - Institutional Class ................................................     (4,615,527)    (6,534,078)
                                                                                            ------------   ------------
   Net increase (decrease) in shares outstanding - Institutional Class ..................     (2,019,494)    (1,631,911)
                                                                                            ------------   ------------
   Shares sold - Investor Class .........................................................     15,512,322     12,770,860*
   Shares issued in reinvestment of distributions - Investor Class ......................      1,099,687      1,005,540*
   Shares redeemed - Investor Class .....................................................    (18,377,514)    (8,867,614)*
                                                                                            ------------   ------------
   Net increase (decrease) in shares outstanding - Investor Class .......................     (1,765,505)     4,908,786*
                                                                                            ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS..    (30,775,821)    37,242,044
                                                                                            ------------   ------------
Ending balance of undistributed net investment income (loss) ............................   $  6,276,636   $  7,179,694
                                                                                            ------------   ------------

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Equity Gateway Funds  85


Statements of Changes in Net Assets

     DIVERSIFIED EQUITY FUND        DIVERSIFIED SMALL CAP FUND         EMERGING GROWTH FUND
-------------------------------   -----------------------------   -----------------------------
    For the           For the         For the         For the        For the         For the
  Year Ended        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
September 30,     September 30,   September 30,   September 30,   September 30,   September 30,
     2008              2007            2008            2007            2008            2007
--------------   --------------   -------------   -------------   -------------   -------------

      602,670         568,014               NA              NA          1,698             NA
      505,355         288,096               NA              NA              0             NA
     (914,490)       (736,054)              NA              NA              0             NA
 ------------     -----------     ------------    ------------    -----------     ----------
      193,535         120,056               NA              NA          1,698             NA
 ------------     -----------     ------------    ------------    -----------     ----------
       39,592          52,438               NA              NA             NA             NA
      161,253         123,996               NA              NA             NA             NA
     (482,597)       (490,172)              NA              NA             NA             NA
 ------------     -----------     ------------    ------------    -----------     ----------
     (281,752)       (313,738)              NA              NA             NA             NA
 ------------     -----------     ------------    ------------    -----------     ----------
        8,489          14,676               NA              NA          1,060             NA
       24,786          15,900               NA              NA              0             NA
      (58,871)        (38,276)              NA              NA              0             NA
 ------------     -----------     ------------    ------------    -----------     ----------
      (25,596)         (7,700)              NA              NA          1,060             NA
 ------------     -----------     ------------    ------------    -----------     ----------
    2,897,237       2,558,018       16,342,933      18,757,980          6,225          1,460
    4,195,465       2,790,746        6,508,629       4,864,962             18             NA
   (7,862,991)     (8,455,733)     (18,997,661)    (19,124,948)          (725)           (56)
 ------------     -----------     ------------    ------------    -----------     ----------
     (770,289)     (3,106,969)       3,853,901       4,497,994          5,518          1,404
 ------------     -----------     ------------    ------------    -----------     ----------
           NA              NA               NA              NA          1,060             NA
           NA              NA               NA              NA              0             NA
           NA              NA               NA              NA              0             NA
 ------------     -----------     ------------    ------------    -----------     ----------
           NA              NA               NA              NA          1,060             NA
 ------------     -----------     ------------    ------------    -----------     ----------
           NA              NA               NA              NA        590,193        291,902
           NA              NA               NA              NA          4,248             NA
           NA              NA               NA              NA       (424,570)       (29,960)
 ------------     -----------     ------------    ------------    -----------     ----------
           NA              NA               NA              NA        169,871        261,942
 ------------     -----------     ------------    ------------    -----------     ----------
     (884,102)     (3,308,351)       3,853,901       4,497,994        179,207        263,346
 ------------     -----------     ------------    ------------    -----------     ----------
 $  6,770,797     $ 7,054,377     $    836,315    $   (789,233)     $ (15,533)      $ (8,850)
 ------------     -----------     ------------    ------------    -----------     ----------

                       86 Wells Fargo Equity Gateway Funds


                                             Statements of Changes in Net Assets

                                                                                                        EQUITY INCOME FUND
                                                                                             ---------------------------------------
                                                                                                   For the              For the
                                                                                                 Year Ended           Year Ended
                                                                                             September 30, 2008   September 30, 2007
                                                                                             ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................................................      $ 409,897,881        $ 747,083,229
Operations
   Net investment income (loss) ..........................................................          4,576,984            8,607,511
   Net realized gain (loss) on investments ...............................................         25,030,075          135,374,247
   Net change in unrealized appreciation (depreciation) of investments ...................        (98,648,534)         (53,894,786)
                                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from operations ..........................        (69,041,475)          90,086,972
                                                                                                -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ............................................................................         (2,254,692)          (2,960,352)
      Class B ............................................................................            (73,251)            (332,578)
      Class C ............................................................................            (16,418)             (48,275)
      Administrator Class ................................................................         (1,913,437)          (6,791,927)
      Institutional Class ................................................................                 NA                   NA
   Net realized gain on sales of investments
      Class A ............................................................................        (51,604,442)         (22,660,163)
      Class B ............................................................................         (6,470,342)          (4,580,954)
      Class C ............................................................................         (1,288,599)            (597,097)
      Administrator Class ................................................................        (50,621,927)         (62,644,476)
      Institutional Class ................................................................                 NA                   NA
                                                                                                -------------        -------------
Total distributions to shareholders ......................................................       (114,243,108)        (100,615,822)
                                                                                                -------------        -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...................................................         13,781,420           19,282,927
   Reinvestment of distributions - Class A ...............................................         51,401,637           24,381,816
   Cost of shares redeemed - Class A .....................................................        (34,233,191)         (43,273,757)
                                                                                                -------------        -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
   Class A ...............................................................................         30,949,866              390,986
                                                                                                -------------        -------------
   Proceeds from shares sold - Class B ...................................................            390,050            1,256,048
   Reinvestment of distributions - Class B ...............................................          6,275,864            4,709,848
   Cost of shares redeemed - Class B .....................................................        (11,256,598)         (20,901,198)
                                                                                                -------------        -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
   Class B ...............................................................................         (4,590,684)         (14,935,302)
                                                                                                -------------        -------------
   Proceeds from shares sold - Class C ...................................................            321,302              198,014
   Reinvestment of distributions - Class C ...............................................          1,166,308              575,317
   Cost of shares redeemed - Class C .....................................................         (1,356,659)          (1,105,997)
                                                                                                -------------        -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
   Class C ...............................................................................            130,951             (332,666)
                                                                                                -------------        -------------
   Proceeds from shares sold - Administrator Class .......................................         15,036,748           45,381,714
   Reinvestment of distributions - Administrator Class ...................................         40,008,043           34,183,729
   Cost of shares redeemed - Administrator Class .........................................       (121,831,381)        (391,344,959)
                                                                                                -------------        -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
   Administrator Class ...................................................................        (66,786,590)        (311,779,516)
                                                                                                -------------        -------------
   Proceeds from shares sold - Institutional Class .......................................                 NA                   NA
   Reinvestment of distributions - Institutional Class ...................................                 NA                   NA
   Cost of shares redeemed - Institutional Class .........................................                 NA                   NA
                                                                                                -------------        -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
   Institutional Class ...................................................................                 NA                   NA
                                                                                                -------------        -------------
Net increase (decrease) in net assets resulting from capital share transactions -
   Total .................................................................................        (40,296,457)        (326,656,498)
                                                                                                -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................       (223,581,040)        (337,185,348)
                                                                                                =============        =============
ENDING NET ASSETS ........................................................................      $ 186,316,841        $ 409,897,881
                                                                                                =============        =============

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 87


Statements of Changes in Net Assets

           EQUITY VALUE FUND                         GROWTH EQUITY FUND                     INTERNATIONAL VALUE FUND
---------------------------------------   ---------------------------------------   ---------------------------------------
     For the              For the              For the              For the              For the              For the
    Year Ended           Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

  $ 157,773,736         $ 79,447,616        $  543,408,526        $ 559,419,027        $ 292,578,939        $141,601,536

      3,129,781            1,244,763             1,394,640            1,642,584            9,907,144           4,964,112
    (29,826,446)          11,032,121            58,805,147           88,550,452           (8,805,734)          6,453,276
    (43,006,903)           8,856,875          (144,522,041)           3,702,497         (117,927,303)         23,740,270
  -------------         ------------        --------------        -------------        -------------        ------------
    (69,703,568)          21,133,759           (84,322,254)          93,895,533         (116,825,893)         35,157,658
  -------------         ------------        --------------        -------------        -------------        ------------


        (45,614)             (31,237)              (73,055)                   0             (506,607)            (15,551)
              0                    0                     0                    0              (26,237)             (5,988)
              0                 (521)                    0                    0              (17,550)                  0
       (732,567)            (683,069)           (1,433,181)            (583,464)          (5,478,439)                  0
       (749,383)                (101)           (1,011,072)            (515,915)             (11,375)                  0

       (435,383)            (113,073)           (5,920,736)          (3,215,834)            (637,258)             (1,404)
       (198,899)             (64,106)           (1,372,475)            (994,000)             (55,728)               (519)
        (50,990)             (12,111)             (226,033)            (125,440)             (31,676)               (157)
     (5,552,423)          (1,826,416)          (57,539,690)         (42,754,971)          (6,285,937)            (62,315)
     (4,476,759)                (252)          (27,375,165)         (15,932,542)             (12,281)                 (4)
  -------------         ------------        --------------        -------------        -------------        ------------
    (12,242,018)          (2,730,886)          (94,951,407)         (64,122,166)         (13,063,088)            (85,938)
  -------------         ------------        --------------        -------------        -------------        ------------

      4,071,993            1,626,923             3,150,292           10,345,546           14,712,993          25,733,585
        457,500              136,994             5,939,667            3,176,293            1,089,126              16,482
     (3,097,144)          (1,335,843)           (9,684,294)          (7,374,441)         (14,052,663)         (3,351,618)
  -------------         ------------        --------------        -------------        -------------        ------------

      1,432,349              428,074              (594,335)           6,147,398            1,749,456          22,398,449
  -------------         ------------        --------------        -------------        -------------        ------------
        441,693              783,646               386,768            1,276,009              244,636           1,544,178
        181,811               57,717             1,352,283              966,072               77,703               6,209
     (1,281,955)            (858,608)           (3,340,898)          (3,143,473)          (1,118,566)           (431,999)
  -------------         ------------        --------------        -------------        -------------        ------------

       (658,451)             (17,245)           (1,601,847)            (901,392)            (796,227)          1,118,388
  -------------         ------------        --------------        -------------        -------------        ------------
      1,577,829              528,429               125,860              472,115              287,537           1,071,717
         50,510               12,284               202,905              112,755               45,096                 150
     (1,224,400)             (68,803)             (332,122)            (420,269)            (358,868)           (171,047)
  -------------         ------------        --------------        -------------        -------------        ------------

        403,939              471,910                (3,357)             164,601              (26,235)            900,820
  -------------         ------------        --------------        -------------        -------------        ------------
    249,978,470           16,006,708            44,743,520           39,729,743          113,545,830         115,946,760
      5,864,614            2,265,440            59,280,592           42,948,871           11,671,212              62,247
   (105,579,980)         (16,488,830)         (177,786,590)        (143,529,661)         (63,944,765)        (24,520,985)
  -------------         ------------        --------------        -------------        -------------        ------------

    150,263,104            1,783,318           (73,762,478)         (60,851,047)          61,272,277          91,488,022
  -------------         ------------        --------------        -------------        -------------        ------------
     27,458,723           59,932,268            93,722,038           32,922,715            1,343,316                   0
      5,181,756                  353            28,386,469           16,448,456               23,656                   4
     (4,339,880)          (2,675,431)         (218,646,704)         (39,714,599)            (214,918)                  0
  -------------         ------------        --------------        -------------        -------------        ------------

     28,300,599           57,257,190           (96,538,197)           9,656,572            1,152,054                   4
  -------------         ------------        --------------        -------------        -------------        ------------

    179,741,540           59,923,247          (172,500,214)         (45,783,868)          63,351,325         115,905,683
  -------------         ------------        --------------        -------------        -------------        ------------
     97,795,954           78,326,120          (351,773,875)         (16,010,501)         (66,537,656)        150,977,403
  =============         ============        ==============        =============        =============        ============
  $ 255,569,690         $157,773,736        $  191,634,651        $ 543,408,526        $ 226,041,283        $292,578,939
  =============         ============        ==============        =============        =============        ============

                       88 Wells Fargo Equity Gateway Funds


                                             Statements of Changes in Net Assets

                                                                                            EQUITY INCOME FUND
                                                                                 ---------------------------------------
                                                                                      For the               For the
                                                                                     Year Ended           Year Ended
                                                                                 September 30, 2008   September 30, 2007
                                                                                 ------------------   ------------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .....................................................           690,840              619,976
   Shares issued in reinvestment of distributions - Class A ..................         2,490,270              808,994
   Shares redeemed - Class A .................................................        (1,668,523)          (1,391,948)
                                                                                     -----------         ------------
   Net increase (decrease) in shares outstanding - Class A ...................         1,512,587               37,022
                                                                                     -----------         ------------
   Shares sold - Class B .....................................................            17,422               40,060
   Shares issued in reinvestment of distributions - Class B ..................           304,214              156,500
   Shares redeemed - Class B .................................................          (534,680)            (671,530)
                                                                                     -----------         ------------
   Net increase (decrease) in shares outstanding - Class B ...................          (213,044)            (474,970)
                                                                                     -----------         ------------
   Shares sold - Class C .....................................................            14,262                5,990
   Shares issued in reinvestment of distributions - Class C ..................            52,626               18,206
   Shares redeemed - Class C .................................................           (62,262)             (33,646)
                                                                                     -----------         ------------
   Net increase (decrease) in shares outstanding - Class C ...................             4,626               (9,450)
                                                                                     -----------         ------------
   Shares sold - Administrator Class .........................................           766,559            1,473,979
   Shares issued in reinvestment of distributions - Administrator Class ......         1,938,057            1,135,798
   Shares redeemed - Administrator Class .....................................        (5,412,869)         (12,626,680)
                                                                                     -----------         ------------
   Net increase (decrease) in shares outstanding - Administrator Class .......        (2,708,253)         (10,016,903)
                                                                                     -----------         ------------
   Shares sold - Institutional Class .........................................                NA                   NA
   Shares issued in reinvestment of distributions - Institutional Class ......                NA                   NA
   Shares redeemed - Institutional Class .....................................                NA                   NA
                                                                                     -----------         ------------
   Net increase (decrease) in shares outstanding - Institutional Class .......                NA                   NA
                                                                                     -----------         ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ........................................................        (1,404,084)         (10,464,301)
                                                                                     ===========         ============
Ending balance of undistributed net investment income (loss) .................       $   (50,721)        $   (392,214)
                                                                                     -----------         ------------

                       Wells Fargo Equity Gateway Funds 89


Statements of Changes in Net Assets

           EQUITY VALUE FUND                         GROWTH EQUITY FUND                     INTERNATIONAL VALUE FUND
---------------------------------------   ---------------------------------------   ---------------------------------------
     For the              For the              For the              For the              For the              For the
    Year Ended           Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

        274,297              97,913               137,307              361,894              867,518            1,317,921
         28,947               8,650               256,509              115,965               60,305                  900
       (216,274)            (80,625)             (427,515)            (256,946)            (851,529)            (173,098)
    -----------          ----------           -----------          -----------          -----------          -----------
         86,970              25,938               (33,699)             220,913               76,294            1,145,723
    -----------          ----------           -----------          -----------          -----------          -----------
         27,655              47,971                17,954               50,520               13,642               82,185
         11,662               3,688                68,518               40,020                4,358                  344
        (87,850)            (53,345)             (175,574)            (124,672)             (68,165)             (22,853)
    -----------          ----------           -----------          -----------          -----------          -----------
        (48,533)             (1,686)              (89,102)             (34,132)             (50,165)              59,676
    -----------          ----------           -----------          -----------          -----------          -----------
        111,338              31,891                 6,183               18,063               17,176               55,469
          3,246                 785                 9,533                4,437                2,523                    8
        (85,056)             (4,224)              (16,461)             (16,206)             (21,031)              (8,749)
    -----------          ----------           -----------          -----------          -----------          -----------
         29,528              28,452                  (745)               6,294               (1,332)              46,728
    -----------          ----------           -----------          -----------          -----------          -----------
     17,201,213             963,866             1,798,176            1,381,347            6,828,082            5,979,176
        364,816             140,934             2,488,754            1,542,292              646,092                3,422
     (7,086,904)           (988,101)           (7,719,434)          (4,988,827)          (4,202,645)          (1,270,642)
    -----------          ----------           -----------          -----------          -----------          -----------
     10,479,125             116,699            (3,432,504)          (2,065,188)           3,271,529            4,711,956
    -----------          ----------           -----------          -----------          -----------          -----------
      1,875,697           3,666,909             4,164,545            1,130,794               73,799                    0
        321,812                  22             1,203,358              589,724                1,308                    0
       (319,720)           (157,350)           (9,345,217)          (1,365,311)             (13,911)                   0
    -----------          ----------           -----------          -----------          -----------          -----------
      1,877,789           3,509,581            (3,977,314)             355,207               61,196                    0
    -----------          ----------           -----------          -----------          -----------          -----------

     12,424,879           3,678,984            (7,533,364)          (1,516,906)           3,357,522            5,964,083
    ===========          ==========           ===========          ===========          ===========          ===========
    $ 2,558,444          $  995,931           $  (148,210)         $ 1,338,542          $ 9,143,475          $ 5,186,871
    -----------          ----------           -----------          -----------          -----------          -----------

                      90 Wells Fargo Equity Gateway Funds


                                             Statements of Changes in Net Assets

                                                                                                   LARGE CAP APPRECIATION FUND
                                                                                                 ------------------------------
                                                                                                     For the         For the
                                                                                                   Year Ended      Year Ended
                                                                                                 September 30,    September 30,
                                                                                                      2008           2007
                                                                                                 --------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................................  $  100,598,610   $ 91,801,956
Operations
   Net investment income (loss) ...............................................................          18,723         98,691
   Net realized gain (loss) on investments ....................................................      (3,527,220)     6,831,186
   Net change in unrealized appreciation (depreciation) of investments ........................     (27,401,550)    11,054,274
                                                                                                 --------------   ------------
Net increase (decrease) in net assets resulting from operations ...............................     (30,910,047)    17,984,151
                                                                                                 --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .................................................................................               0        (26,395)
      Administrator Class .....................................................................         (60,633)      (153,390)
      Institutional Class .....................................................................         (31,467)           (51)
   Net realized gain on sales of investments
      Class A .................................................................................      (2,173,626)    (2,652,905)
      Class B .................................................................................        (245,637)      (279,542)
      Class C .................................................................................         (58,079)       (64,374)
      Administrator Class .....................................................................      (3,439,362)    (3,244,128)
      Institutional Class .....................................................................        (634,182)          (747)
   Return of Capital
      Class A .................................................................................               0              0
      Class B .................................................................................               0              0
      Class C .................................................................................               0              0
      Administrator Class .....................................................................               0              0
      Investor Class ..........................................................................              NA             NA
                                                                                                 --------------   ------------
Total distributions to shareholders ...........................................................      (6,642,986)    (6,421,532)
                                                                                                 --------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ........................................................      14,059,747     16,274,093
   Reinvestment of distributions - Class A ....................................................       2,139,886      2,657,121
   Cost of shares redeemed - Class A ..........................................................     (18,340,036)   (25,266,407)
                                                                                                 --------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A ..      (2,140,403)    (6,335,193)
                                                                                                 --------------   ------------
   Proceeds from shares sold - Class B ........................................................         477,398        293,817
   Reinvestment of distributions - Class B ....................................................         231,905        266,565
   Cost of shares redeemed - Class B ..........................................................      (1,584,223)    (1,064,351)
                                                                                                 --------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B ..        (874,920)      (503,969)
                                                                                                 --------------   ------------
   Proceeds from shares sold - Class C ........................................................         260,854        110,618
   Reinvestment of distributions - Class C ....................................................          57,159         62,696
   Cost of shares redeemed - Class C ..........................................................        (362,764)      (350,066)
                                                                                                 --------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ..         (44,751)      (176,752)
                                                                                                 --------------   ------------
   Proceeds from shares sold - Administrator Class ............................................      69,172,389     14,373,918
   Reinvestment of distributions - Administrator Class ........................................       3,325,104      3,256,951
   Cost of shares redeemed - Administrator Class ..............................................     (36,154,430)   (21,983,935)
                                                                                                 --------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class .....................................................................      36,343,063     (4,353,066)
                                                                                                 --------------   ------------
   Proceeds from shares sold - Institutional Class ............................................       9,256,747     25,907,808
   Reinvestment of distributions - Institutional Class ........................................         665,648            797
   Cost of shares redeemed - Institutional Class ..............................................      (9,488,656)   (17,305,590)
                                                                                                 --------------   ------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class .....................................................................         433,739      8,603,015
                                                                                                 --------------   ------------
   Proceeds from shares sold - Investor Class .................................................              NA             NA
   Reinvestment of distributions - Investor Class .............................................              NA             NA
   Cost of shares redeemed - Investor Class ...................................................              NA             NA
                                                                                                 --------------   ------------
   Net increase (decrease) in net assets resulting from capital share transaction - Investor
      Class ...................................................................................              NA             NA
                                                                                                 --------------   ------------

Net increase (decrease) in net assets resulting from capital share transactions - Total .......      33,716,728     (2,765,965)
                                                                                                 --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................................      (3,836,305)     8,796,654
                                                                                                 ==============   ============
ENDING NET ASSETS .............................................................................   $  96,762,305   $100,598,610
                                                                                                 ==============   ============

   The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 91


Statements of Changes in Net Assets

   LARGE COMPANY GROWTH FUND         SMALL COMPANY GROWTH FUND         SMALL COMPANY VALUE FUND
--------------------------------  --------------------------------  ------------------------------
    For the          For the           For the          For the         For the         For the
   Year Ended       Year Ended       Year Ended       Year Ended       Year Ended      Year Ended
 September 30,    September 30,     September 30,    September 30,   September 30,   September 30,
      2008             2007             2008             2007             2008            2007
---------------  ---------------  ----------------  --------------  ---------------  -------------

$ 1,971,356,813  $2,298,957,455   $    492,337,925  $ 522,825,075    $ 407,917,965   $ 372,392,902

      1,615,572       1,632,898         (3,167,109)    (3,995,797)       1,977,583         683,864
    116,724,694     159,958,943        (72,326,861)    67,505,922      (36,236,222)     41,172,045
   (497,246,233)    181,613,581        (51,047,673)    20,587,131      (53,088,176)    (19,742,484)
---------------  --------------   ----------------  -------------    -------------   -------------
   (378,905,967)    343,205,422       (126,541,643)    84,097,256      (87,346,815)     22,113,425
---------------  --------------   ----------------  -------------    -------------   -------------


              0               0                  0              0          (16,108)              0
              0               0                  0              0       (1,154,819)       (114,943)
              0               0                 NA             NA               NA              NA

              0               0           (470,886)      (492,194)      (5,705,981)     (5,803,424)
              0               0           (103,346)      (138,906)        (967,402)       (991,292)
              0               0            (42,276)       (38,228)        (350,304)       (341,400)
              0               0        (63,098,937)   (80,941,828)     (29,100,468)    (19,838,953)
              0               0                 NA             NA               NA              NA

              0               0            (19,955)             0                0               0
              0               0             (4,379)             0                0               0
              0               0             (1,792)             0                0               0
              0               0         (2,673,956)             0                0               0
              0               0                 NA             NA               NA              NA
---------------  --------------   ----------------  -------------    -------------   -------------
              0               0        (66,415,527)   (81,611,156)     (37,295,082)    (27,090,012)
---------------  --------------   ----------------  -------------    -------------   -------------

     91,186,947     113,928,054          1,085,881      1,548,894       30,164,248      32,409,896
              0               1            475,468        482,840        5,632,380       5,610,555
   (209,196,498)   (217,766,735)        (1,307,966)    (1,995,831)     (48,123,585)    (52,615,902)
---------------  --------------   ----------------  -------------    -------------   -------------
   (118,009,551)   (103,838,680)           253,383         35,903      (12,326,957)    (14,595,451)
---------------  --------------   ----------------  -------------    -------------   -------------
      1,077,604       1,797,778            135,196         50,386          116,343         294,097
              0               0             98,709        128,419          946,526         954,080
    (29,470,982)    (57,494,585)          (331,866)      (317,641)      (3,286,991)     (4,113,588)
---------------  --------------   ----------------  -------------    -------------   -------------
    (28,393,378)    (55,696,807)           (97,961)      (138,836)      (2,224,122)     (2,865,411)
---------------  --------------   ----------------  -------------    -------------   -------------
        253,346         363,887             74,880        121,499          257,330         263,708
              0               0             43,147         37,339          320,115         314,131
     (3,508,914)     (4,843,109)           (75,936)       (45,988)      (1,482,845)     (1,463,659)
---------------  --------------   ----------------  -------------    -------------   -------------
     (3,255,568)     (4,479,222)            42,091        112,850         (905,400)       (885,820)
---------------  --------------   ----------------  -------------    -------------   -------------
    200,619,277     274,914,137         38,050,617     64,186,595      156,423,447     295,092,069
             NA           4,320         65,145,244     80,145,834       29,796,871      19,453,705
   (560,059,404)   (823,196,494)      (164,080,375)  (177,315,596)    (159,986,984)   (255,697,442)
---------------  --------------   ----------------  -------------    -------------   -------------

   (359,440,127)   (548,278,037)       (60,884,514)   (32,983,167)      26,233,334      58,848,332
---------------  --------------   ----------------  -------------    -------------   -------------
     24,484,054     127,042,151         77,709,904             NA               NA              NA
              0               0                  0             NA               NA              NA
   (144,794,839)    (63,603,167)       (16,090,578)            NA               NA              NA
---------------  --------------   ----------------  -------------    -------------   -------------

   (120,310,785)     63,438,984         61,619,326             NA               NA              NA
---------------  --------------   ----------------  -------------    -------------   -------------
      3,702,897       5,237,358*                NA             NA               NA              NA
              0             869*                NA             NA               NA              NA
    (11,661,133)    (27,190,529)*               NA             NA               NA              NA
---------------  --------------   ----------------  -------------    -------------   -------------

     (7,958,236)    (21,952,302)*               NA             NA               NA              NA
---------------  --------------   ----------------  -------------    -------------   -------------

   (637,367,645)   (670,806,064)           932,325    (32,973,250)      10,776,855      40,501,650
---------------  --------------   ----------------  -------------    -------------   -------------
 (1,016,273,612)   (327,600,642)      (192,024,845)   (30,487,150)    (113,865,042)     35,525,063
---------------  --------------   ----------------  -------------    -------------   -------------
$   955,083,201  $1,971,356,813   $    300,313,080  $ 492,337,925    $ 294,052,923   $ 407,917,965
===============  ==============   ================  =============    =============   =============

                      92 Wells Fargo Equity Gateway Funds


                                             Statements of Changes in Net Assets

                                                                                            LARGE CAP APPRECIATION FUND
                                                                                          ------------------------------
                                                                                             For the         For the
                                                                                            Year Ended      Year Ended
                                                                                          September 30,    September 30,
                                                                                               2008            2007
                                                                                          -------------   --------------
Shares issued and redeemed
   Shares sold - Class A ..............................................................      1,250,415       1,404,038
   Shares issued in reinvestment of distributions - Class A ...........................        178,175         238,752
   Shares redeemed - Class A ..........................................................     (1,647,087)     (2,173,307)
                                                                                          ------------     -----------
   Net increase (decrease) in shares outstanding - Class A ............................       (218,497)       (530,517)
                                                                                          ------------     -----------
   Shares sold - Class B ..............................................................         43,507          26,640
   Shares issued in reinvestment of distributions - Class B ...........................         20,325          24,959
   Shares redeemed - Class B ..........................................................       (151,425)        (96,959)
                                                                                          ------------     -----------
   Net increase (decrease) in shares outstanding - Class B ............................        (87,593)        (45,360)
                                                                                          ------------     -----------
   Shares sold - Class C ..............................................................         25,788          10,224
   Shares issued in reinvestment of distributions - Class C ...........................          5,010           5,870
   Shares redeemed - Class C ..........................................................        (35,735)        (31,729)
                                                                                          ------------     -----------
   Net increase (decrease) in shares outstanding - Class C ............................         (4,937)        (15,635)
                                                                                          ------------     -----------
   Shares sold - Administrator Class ..................................................      6,306,271       1,223,753
   Shares issued in reinvestment of distributions - Administrator Class ...............        273,693         289,624
   Shares redeemed - Administrator Class ..............................................     (3,252,991)     (1,872,493)
                                                                                          ------------     -----------
   Net increase (decrease) in shares outstanding - Administrator Class ................      3,326,973        (359,116)
                                                                                          ------------     -----------
   Shares sold - Institutional Class ..................................................        812,001       2,159,330
   Shares issued in reinvestment of distributions - Institutional Class ...............         54,670              71
   Shares redeemed - Institutional Class ..............................................       (858,562)     (1,442,439)
                                                                                          ------------     -----------
   Net increase (decrease) in shares outstanding - Institutional Class ................          8,109        (716,962)
                                                                                          ------------     -----------
   Shares sold - Investor Class .......................................................             NA              NA
   Shares issued in reinvestment of distributions - Investor Class ....................             NA              NA
   Shares redeemed - Investor Class ...................................................             NA              NA
                                                                                          ------------     -----------
   Net increase (decrease) in shares outstanding - Investor Class .....................             NA              NA
                                                                                          ------------     -----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
      TRANSACTIONS ....................................................................      3,024,055        (233,666)
                                                                                          ============     ===========
   Ending balance of undistributed net investment income (loss) .......................   $    (14,440)    $   (13,559)
                                                                                          ============     ===========

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 93


Statements of Changes in Net Assets

 LARGE COMPANY GROWTH FUND        SMALL COMPANY GROWTH FUND        SMALL COMPANY VALUE FUND
-----------------------------   -----------------------------   -----------------------------
   For the         For the         For the         For the         For the        For the
 Year Ended      Year Ended      Year Ended      Year Ended       Year Ended     Year Ended
September 30,   September 30,   September 30,   September 30,    September 30,  September 30,
   2008            2007              2008            2007             2008           2007
-------------   -------------   -------------   -------------   --------------  -------------

   1,699,535       2,100,175         47,379           53,304        2,602,144      2,019,109
           0               0         20,198           17,425          476,892        356,226
  (3,985,301)     (4,011,168)       (61,107)         (67,637)      (4,089,513)    (3,288,816)
------------    ------------    -----------      -----------     ------------   ------------
  (2,285,766)     (1,910,993)         6,470            3,092       (1,010,477)      (913,481)
------------    ------------    -----------      -----------     ------------   ------------
      22,778          37,648          5,643            1,679            9,302         19,298
           0               0          4,366            4,760           84,966         63,352
    (632,236)     (1,190,756)       (16,065)         (10,882)        (293,697)      (270,106)
------------    ------------    -----------      -----------     ------------   ------------
    (609,458)     (1,153,108)        (6,056)          (4,443)        (199,429)      (187,456)
------------    ------------    -----------      -----------     ------------   ------------
       5,465           7,460          3,642            4,143           22,764         17,500
           0               0          1,889            1,372           28,762         20,859
     (77,497)        (99,632)        (3,522)          (1,599)        (134,179)       (96,468)
------------    ------------    -----------      -----------     ------------   ------------
     (72,032)        (92,172)         2,009            3,916         (82,653)        (58,109)
------------    ------------    -----------      -----------     ------------   ------------
   4,008,728       5,297,812      1,730,630        2,191,039       13,481,559     18,260,519
          NA              80      2,729,168        2,866,446        2,485,891      1,222,806
 (11,509,799)    (15,866,181)    (7,438,787)      (5,954,776)     (13,432,812)   (15,795,039)
------------    ------------    -----------      -----------     ------------   ------------
  (7,501,071)    (10,568,289)    (2,978,989)        (897,291)       2,534,638      3,688,286
------------    ------------    -----------      -----------     ------------   ------------
     467,145       2,382,624      3,722,301               NA               NA             NA
           0               0              0               NA               NA             NA
  (2,858,410)     (1,217,267)      (789,757)              NA               NA             NA
------------    ------------    -----------      -----------     ------------   ------------
  (2,391,265)      1,165,357      2,932,544               NA               NA             NA
------------    ------------    -----------      -----------     ------------   ------------
      75,868         102,159*            NA               NA               NA             NA
           0              18*            NA               NA               NA             NA
    (235,890)       (529,292)*           NA               NA               NA             NA
------------    ------------    -----------      -----------     ------------   ------------
    (160,022)       (427,115)*           NA               NA               NA             NA
------------    ------------    -----------      -----------     ------------   ------------

 (13,019,614)    (12,986,320)       (44,022)        (894,726)       1,242,079      2,529,240
------------    ------------    -----------      -----------     ------------   ------------
$  4,386,947    $  2,771,375    $  (590,349)     $  (840,166)    $  1,637,881   $  1,450,176
============    ============    ===========      ===========     ============   ============

                       94 Wells Fargo Equity Gateway Funds


                                             Statements of Changes in Net Assets

                                                                                                  STRATEGIC SMALL CAP VALUE FUND
                                                                                             ---------------------------------------
                                                                                                   For the              For the
                                                                                                 Year Ended           Year Ended
                                                                                             September 30, 2008   September 30, 2007
                                                                                             ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................................................         $343,634            $      0
OPERATIONS
   Net investment income (loss) ..........................................................             (528)               (354)
   Net realized gain (loss) on investments ...............................................           (8,949)             (2,517)
   Net change in unrealized appreciation (depreciation) of investments ...................          (72,628)               (536)
                                                                                                   --------            --------
Net increase (decrease) in net assets resulting from operations ..........................          (82,105)             (3,407)
                                                                                                   --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Administrator Class ................................................................             (379)                  0
   Net realized gain on sales of investments
      Class A ............................................................................             (428)                  0
      Class C ............................................................................             (344)                  0
      Administrator Class ................................................................              (20)                  0
                                                                                                   --------            --------
Total distributions to shareholders ......................................................           (1,171)                  0
                                                                                                   --------            --------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...................................................          206,739             212,672
   Reinvestment of distributions - Class A ...............................................              428                   0
   Cost of shares redeemed - Class A .....................................................          (53,036)             (9,079)
                                                                                                   --------            --------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class A ..........................................................................          154,131             203,593
                                                                                                   --------            --------
   Proceeds from shares sold - Class C ...................................................          238,058             179,680
   Reinvestment of distributions - Class C ...............................................              338                   0
   Cost of shares redeemed - Class C .....................................................           (2,107)            (50,524)
                                                                                                   --------            --------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class C ..........................................................................          236,289             129,156
                                                                                                   --------            --------
   Proceeds from shares sold - Administrator Class .......................................                1              14,292
   Reinvestment of distributions - Administrator Class ...................................              398                   0
   Cost of shares redeemed - Administrator Class .........................................           (4,493)                  0
                                                                                                   --------            --------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Administrator Class ..............................................................           (4,094)             14,292
                                                                                                   --------            --------
Net increase (decrease) in net assets resulting from capital share transactions -
   Total .................................................................................          386,326             347,041
                                                                                                   --------            --------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................          303,050             343,634
                                                                                                   --------            --------
ENDING NET ASSETS ........................................................................         $646,684            $343,634
                                                                                                   ========            ========
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................................           23,002              20,473
   Shares issued in reinvestment of distributions - Class A ..............................               45                   0
   Shares redeemed - Class A .............................................................           (6,039)               (844)
                                                                                                   --------            --------
   Net increase (decrease) in shares outstanding - Class A ...............................           17,008              19,629
                                                                                                   --------            --------
   Shares sold - Class C .................................................................           26,563              17,122
   Shares issued in reinvestment of distributions - Class C ..............................               36                   0
   Shares redeemed - Class C .............................................................             (254)             (4,848)
                                                                                                   --------            --------
   Net increase (decrease) in shares outstanding - Class C ...............................           26,345              12,274
                                                                                                   --------            --------
   Shares sold - Administrator Class .....................................................                0               1,417
   Shares issued in reinvestment of distributions - Administrator Class ..................               43                   0
   Shares redeemed - Administrator Class .................................................             (417)                  0
                                                                                                   --------            --------
   Net increase (decrease) in shares outstanding - Administrator Class ...................             (374)              1,417
                                                                                                   --------            --------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ..........................................................................           42,979              33,320
                                                                                                   ========            ========
Ending balance of undistributed net investment income (loss) .............................         $  2,901            $   (338)
                                                                                                   --------            --------

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                       96 Wells Fargo Equity Gateway Funds


                                                            Financial Highlights

                                                 Beginning                    Net Realized    Distributions
                                                 Net Asset        Net        and Unrealized      from Net      Distributions
                                                 Value Per     Investment      Gain (Loss)      Investment       from Net
                                                   Share     Income (Loss)   on Investments       Income      Realized Gains
                                                 ---------   -------------   --------------   -------------   --------------
C&B LARGE CAP VALUE FUND
Class A
October 1, 2007 to September 30, 2008 ........     $10.19        0.11(7)         (2.12)           (0.09)           (0.40)
October 1, 2006 to September 30, 2007 ........     $ 9.67        0.09(7)          0.98            (0.11)           (0.44)
October 1, 2005 to September 30, 2006 ........     $ 8.62        0.11             1.16            (0.04)           (0.18)
November 1, 20048 to September 30, 2005 ......     $ 8.27        0.05(7)          0.40            (0.03)           (0.07)
July 26, 20049 to October 31, 2004 ...........     $ 8.01        0.00             0.26             0.00             0.00
Class B
October 1, 2007 to September 30, 2008 ........     $10.08        0.04(7)         (2.11)            0.00            (0.40)
October 1, 2006 to September 30, 2007 ........     $ 9.58        0.02(7)          0.96            (0.04)           (0.44)
October 1, 2005 to September 30, 2006 ........     $ 8.56           0.05          1.15             0.00            (0.18)
November 1, 20048 to September 30, 2005 ......     $ 8.26       (0.01)(7)         0.40            (0.02)           (0.07)
July 26, 20049 to October 31, 2004 ...........     $ 8.01       (0.01)            0.26             0.00             0.00
Class C
October 1, 2007 to September 30, 2008 ........     $10.08        0.04(7)         (2.11)           (0.01)           (0.40)
October 1, 2006 to September 30, 2007 ........     $ 9.58        0.02(7)          0.96            (0.04)           (0.44)
October 1, 2005 to September 30, 2006 ........     $ 8.56        0.05             1.15             0.00            (0.18)
November 1, 20048 to September 30, 2005 ......     $ 8.26       (0.01)(7)         0.40            (0.02)           (0.07)
July 26, 20049 to October 31, 2004 ...........     $ 8.01       (0.01)            0.26             0.00             0.00
Administrator Class
October 1, 2007 to September 30, 2008 ........     $10.22        0.13(7)         (2.13)           (0.12)           (0.40)
October 1, 2006 to September 30, 2007 ........     $ 9.69        0.12(7)          0.98            (0.13)           (0.44)
October 1, 2005 to September 30, 2006 ........     $ 8.64        0.13             1.16            (0.06)           (0.18)
November 1, 20048 to September 30, 2005 ......     $ 8.27        0.07(7)          0.41            (0.04)           (0.07)
July 26, 20049 to October 31, 2004 ...........     $ 8.01        0.01             0.25             0.00             0.00
Institutional Class
October 1, 2007 to September 30, 2008 ........     $10.27        0.15(7)         (2.13)           (0.14)           (0.40)
October 1, 2006 to September 30, 2007 ........     $ 9.74        0.15(7)          0.97            (0.15)           (0.44)
October 1, 2005 to September 30, 2006 ........     $ 8.67        0.16             1.17            (0.08)           (0.18)
November 1, 20048 to September 30, 2005 ......     $ 8.28        0.09(7)          0.41            (0.04)           (0.07)
July 26, 20049 to October 31, 2004 ...........     $ 8.01        0.02             0.25             0.00             0.00
Investor Class
October 1, 2007 to September 30, 2008 ........     $10.19        0.11(7)         (2.13)           (0.09)           (0.40)
October 1, 2006 to September 30, 2007(11) ....     $ 9.67        0.10(7)          0.97            (0.11)           (0.44)
October 1, 2005 to September 30, 2006(11) ....     $ 8.62        0.11             1.16            (0.04)           (0.18)
November 1, 20048 to September 30, 2005(11) ..     $ 8.27        0.05(7)          0.40            (0.03)           (0.07)
November 1, 2003 to October 31, 2004(11) .....     $ 7.42        0.03             0.85            (0.03)            0.00
November 1, 2002 to October 31, 2003(11) .....     $ 6.49        0.05             1.61            (0.05)           (0.68)

----------
(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguising between the clases of shares issued.

(4) Includes net expenses allocated from Portfolio(s) in which the Fund invests.

(5) Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

(6) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

(7)  Calculated based upon average shares outstanding.

(8)  The Fund changed its fiscal year end from October 31 to September 30.

(9)  Commencement of operations.

(10) Effective July 9, 2007, the investment adviser voluntarily waived expenses to further lower the net operating expense ratios by an additional 0.02% with respect to Class A, Class B and Class C shares of the Fund.

(11) On June 20, 2008, Class D and Class Z were renamed to Investor Class.

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 97


Financial Highlights

               Ending         Ratio to Average Net Assets (Annualized)(1)
             Net Asset   -----------------------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment      Gross      Expenses       Net         Total      Turnover    End of Period
of Capital     Share      Income (Loss)   Expenses(4)    Waived    Expenses(4)   Return(2)    Rate(3)    (000's omitted)
----------   ---------   --------------   -----------   --------   -----------   ---------   ---------   ---------------


   0.00        $ 7.69         1.20%          1.32%       (0.13)%      1.19%       (20.51)%     21%(5)        $ 40,157
   0.00        $10.19         0.94%          1.30%       (0.10)%      1.20%        11.20%      24%(5)        $ 72,865
   0.00        $ 9.67         1.25%          1.30%       (0.10)%      1.20%        15.02%      29%(5)        $ 57,288
   0.00        $ 8.62         0.63%          1.35%       (0.15)%      1.20%         5.45%      25%(5)        $ 51,719
   0.00        $ 8.27         0.18%          1.60%       (0.40)%      1.20%         3.25%      30%           $ 11,408

   0.00        $ 7.61         0.43%          2.07%       (0.13)%      1.94%       (21.19)%     21%(5)        $ 13,461
   0.00        $10.08         0.18%          2.05%       (0.10)%      1.95%        10.33%      24%(5)        $ 25,029
   0.00        $ 9.58         0.48%          2.05%       (0.10)%      1.95%        14.20%      29%(5)        $ 26,082
   0.00        $ 8.56        (0.11)%         2.10%       (0.15)%      1.95%         4.70%      25%(5)        $ 24,296
   0.00        $ 8.26        (0.60)%         2.35%       (0.40)%      1.95%         3.12%      30%           $  5,790

   0.00        $ 7.60         0.44%          2.06%       (0.12)%      1.94%       (21.21)%     21%(5)        $  9,424
   0.00        $10.08         0.19%          2.05%       (0.10)%      1.95%        10.34%      24%(5)        $ 16,926
   0.00        $ 9.58         0.49%          2.05%       (0.10)%      1.95%        14.20%      29%(5)        $ 15,120
   0.00        $ 8.56        (0.12)%         2.10%       (0.15)%      1.95%         4.71%      25%(5)        $ 13,075
   0.00        $ 8.26        (0.58)%         2.35%       (0.40)%      1.95%         3.12%      30%           $  2,732

   0.00        $ 7.70         1.43%          1.13%       (0.18)%      0.95%       (20.42)%     21%(5)        $260,883
   0.00        $10.22         1.23%          1.12%       (0.17)%      0.95%        11.52%      24%(5)        $590,511
   0.00        $ 9.69         1.48%          1.12%       (0.17)%      0.95%        15.24%      29%(5)        $241,435
   0.00        $ 8.64         0.83%          1.13%       (0.18)%      0.95%         5.74%      25%(5)        $201,181
   0.00        $ 8.27         0.47%          1.39%       (0.44)%      0.95%         3.37%      30%           $  9,627

   0.00        $ 7.75         1.68%          0.87%       (0.17)%      0.70%       (20.10)%     21%(5)        $ 27,494
   0.00        $10.27         1.45%          0.85%       (0.15)%      0.70%        11.69%      24%(5)        $ 57,189
   0.00        $ 9.74         1.74%          0.85%       (0.15)%      0.70%        15.63%      29%(5)        $ 70,113
   0.00        $ 8.67         1.14%          0.90%       (0.20)%      0.70%         6.05%      25%(5)        $ 63,303
   0.00        $ 8.28         0.91%          1.22%       (0.52)%      0.70%         3.37%      30%           $ 15,030

   0.00        $ 7.68         1.20%          1.35%       (0.15)%      1.20%       (20.59)%     21%(5)        $153,917
   0.00        $10.19         0.95%          1.30%       (0.10)%      1.20%        11.20%      24%(5)        $222,142
   0.00        $ 9.67         1.22%          1.30%       (0.10)%      1.20%        15.01%      29%(5)        $163,397
   0.00        $ 8.62         0.67%          1.35%       (0.15)%      1.20%         5.44%      25%(5)        $163,464
   0.00        $ 8.27         0.40%          1.30%       (0.14)%      1.16%        11.88%      30%           $ 50,790
   0.00        $ 7.42         0.76%          1.20%       (0.04)%      1.16%        28.34%      26%           $ 20,419

                       98 Wells Fargo Equity Gateway Funds


                                                            Financial Highlights

                                            Beginning                  Net Realized   Distributions
                                            Net Asset      Net        and Unrealized     from Net     Distributions
                                            Value Per    Investment     Gain (Loss)     Investment      from Net
                                              Share    Income (Loss)  on Investments      Income     Realized Gains
                                            ---------  -------------  --------------  -------------  --------------
DIVERSIFIED EQUITY FUND
Class A
October 1, 2007 to September 30, 2008 ....    $42.92     0.27(7)          (9.47)          (0.25)         (5.77)
October 1, 2006 to September 30, 2007 ....    $40.36     0.23(7)           6.33           (0.21)         (3.79)
October 1, 2005 to September 30, 2006 ....    $41.90     0.22(7)           3.31           (0.12)         (4.96)
October 1, 2004 to September 30, 2005 ....    $39.91     0.28(7)           5.22           (0.32)         (3.19)
October 1, 2003 to September 30, 2004 ....    $35.61     0.15              4.41           (0.26)          0.00

Class B
October 1, 2007 to September 30, 2008 ....    $40.68     0.01(7)          (8.92)           0.00          (5.77)
October 1, 2006 to September 30, 2007 ....    $38.53     (0.08)(7)         6.02            0.00          (3.79)
October 1, 2005 to September 30, 2006 ....    $40.38     (0.07)(7)         3.18            0.00          (4.96)
October 1, 2004 to September 30, 2005 ....    $38.55     (0.01)(7)         5.03            0.00          (3.19)
October 1, 2003 to September 30, 2004 ....    $34.43     (0.40)            4.52            0.00           0.00

Class C
October 1, 2007 to September 30, 2008 ....    $41.38     0.02(7)          (9.10)           0.00          (5.77)
October 1, 2006 to September 30, 2007 ....    $39.13     (0.07)(7)         6.11            0.00          (3.79)
October 1, 2005 to September 30, 2006 ....    $40.94     (0.07)(7)         3.22            0.00          (4.96)
October 1, 2004 to September 30, 2005 ....    $39.04     (0.02)(7)         5.11            0.00          (3.19)
October 1, 2003 to September 30, 2004 ....    $34.90     (0.37)            4.54           (0.03)          0.00

Administrator Class
October 1, 2007 to September 30, 2008 ....    $43.03     0.36(7)          (9.49)          (0.34)         (5.77)
October 1, 2006 to September 30, 2007 ....    $40.46     0.33(7)           6.33           (0.30)         (3.79)
October 1, 2005 to September 30, 2006 ....    $41.98     0.32(7)           3.33           (0.21)         (4.96)
October 1, 2004 to September 30, 2005 ....    $39.96     0.39(7)           5.22           (0.40)         (3.19)
October 1, 2003 to September 30, 2004 ....    $35.64     0.26              4.39           (0.33)          0.00

DIVERSIFIED SMALL CAP FUND

Administrator Class
October 1, 2007 to September 30, 2008 ....    $14.89     0.01             (2.85)           0.00          (1.62)
October 1, 2006 to September 30, 2007 ....    $14.66     (0.03)            1.96            0.00          (1.70)
October 1, 2005 to September 30, 2006 ....    $14.97     (0.02)            1.01            0.00          (1.30)
October 1, 2004 to September 30, 2005 ....    $13.41     (0.02)            2.63            0.00          (1.05)
October 1, 2003 to September 30, 2004 ....    $11.32     (0.04)            2.21            0.00          (0.08)

EMERGING GROWTH FUND

Class A
March 31, 2008(9) to September 30, 2008 ..    $ 9.43     (0.05)           (0.87)           0.00           0.00

Class C
March 31, 2008(9) to September 30, 2008 ..    $ 9.43     (0.09)           (0.86)           0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ....    $12.40     (0.07)           (3.70)           0.00          (0.06)
January 31, 2007(9) to September 30,
   2007 ..................................    $10.00     (0.06)            2.46            0.00           0.00

Institutional Class
March 31, 2008(9) to September 30, 2008 ..    $ 9.43     (0.03)           (0.87)           0.00           0.00

Investor Class
October 1, 2007 to September 30, 2008 ....    $12.38     (0.13)           (3.66)           0.00          (0.06)
January 31, 2007(9) to September 30,
   2007 ..................................    $10.00     (0.05)            2.43            0.00           0.00

EQUITY INCOME FUND

Class A
October 1, 2007 to September 30, 2008 ....    $31.80     0.34(7)          (5.78)          (0.31)         (9.84)
October 1, 2006 to September 30, 2007 ....    $32.01     0.43(7)           4.15           (0.51)         (4.28)
October 1, 2005 to September 30, 2006 ....    $36.21     0.44              2.85           (0.46)         (7.03)
October 1, 2004 to September 30, 2005 ....    $34.49     0.52              3.74           (0.52)         (2.02)
October 1, 2003 to September 30, 2004 ....    $31.32     0.45              4.59           (0.47)         (1.40)

Class B
October 1, 2007 to September 30, 2008 ....    $31.77     0.19(7)          (5.78)          (0.11)         (9.84)
October 1, 2006 to September 30, 2007 ....    $32.03     0.20(7)           4.14           (0.32)         (4.28)
October 1, 2005 to September 30, 2006 ....    $36.23     0.22              2.82           (0.21)         (7.03)
October 1, 2004 to September 30, 2005 ....    $34.49     0.25              3.74           (0.23)         (2.02)
October 1, 2003 to September 30, 2004 ....    $31.31     0.21              4.57           (0.20)         (1.40)

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Equity Gateway Funds 99


Financial Highlights

                       Ratio to Average Net Assets (Annualized)(1)
          Ending    -------------------------------------------------
Return   Net Asset       Net                                                      Portfolio   Net Assets at
  of     Value Per   Investment       Gross     Expenses      Net        Total     Turnover   End of Period
Capital    Share    Income (Loss)  Expenses(4)   Waived   Expenses(4)  Return(2)   Rate(3)   (000's omitted)
-------  ---------  -------------  -----------  --------  -----------  ---------  ---------  ---------------


  0.00     $27.70       0.81%          1.42%     (0.17)%     1.25%      (24.44)%    37%(6)     $   90,444
  0.00     $42.92       0.57%          1.43%     (0.18)%     1.25%       17.16%     36%(6)     $  131,810
  0.00     $40.36       0.57%          1.42%     (0.17)%     1.25%        9.02%     35%(6)     $  119,122
  0.00     $41.90       0.69%          1.41%     (0.16)%     1.25%       14.27%     42%(6)     $  118,140
  0.00     $39.91       0.37%          1.37%     (0.12)%     1.25%       12.82%     32%(6)     $  101,649


  0.00     $26.00       0.03%          2.17%     (0.17)%     2.00%      (25.01)%    37%(6)     $   19,054
  0.00     $40.68      (0.19)%         2.18%     (0.18)%     2.00%       16.24%     36%(6)     $   41,273
  0.00     $38.53      (0.19)%         2.17%     (0.17)%     2.00%        8.21%     35%(6)     $   51,171
  0.00     $40.38      (0.03)%         2.16%     (0.16)%     2.00%       13.44%     42%(6)     $   65,245
  0.00     $38.55      (0.40)%         2.12%     (0.12)%     2.00%       11.97%     32%(6)     $   81,966


  0.00     $26.53       0.05%          2.15%     (0.15)%     2.00%      (25.00)%    37%(6)     $    3,491
  0.00     $41.38      (0.18)%         2.18%     (0.18)%     2.00%       16.25%     36%(6)     $    6,504
  0.00     $39.13      (0.19)%         2.17%     (0.17)%     2.00%        8.20%     35%(6)     $    6,451
  0.00     $40.94      (0.04)%         2.16%     (0.16)%     2.00%       13.45%     42%(6)     $    7,170
  0.00     $39.04      (0.38)%         2.12%     (0.12)%     2.00%       11.92%     32%(6)     $    7,798


  0.00     $27.79       1.05%          1.24%     (0.24)%     1.00%      (24.24)%    37%(6)     $  678,818
  0.00     $43.03       0.81%          1.25%     (0.25)%     1.00%       17.41%     36%(6)     $1,084,181
  0.00     $40.46       0.82%          1.24%     (0.24)%     1.00%        9.30%     35%(6)     $1,145,044
  0.00     $41.98       0.96%          1.15%     (0.15)%     1.00%       14.57%     42%(6)     $1,180,748
  0.00     $39.96       0.61%          1.04%     (0.04)%     1.00%       13.08%     32%(6)     $1,178,146




 (0.03)    $10.40       0.06%          1.30%     (0.16)%     1.14%      (20.61)%    56%(6)     $  569,169
  0.00     $14.89      (0.21)%         1.36%     (0.16)%     1.20%       13.75%     67%(6)     $  757,352
  0.00     $14.66      (0.14)%         1.31%     (0.11)%     1.20%        6.93%     63%(6)     $  679,774
  0.00     $14.97      (0.17)%         1.26%     (0.07)%     1.19%       20.09%     75%(6)     $  564,318
  0.00     $13.41      (0.33)%         1.21%     (0.01)%     1.20%       19.23%     75%(6)     $  441,080




  0.00     $ 8.51      (1.05)%         4.16%     (2.71)%     1.45%       (9.76)%   191%(5)     $       14


  0.00     $ 8.48      (1.82)%         4.85%     (2.65)%     2.20%      (10.07)%   191%(5)     $        9


 (0.04)    $ 8.53      (0.76)%         3.87%     (2.67)%     1.20%      (30.63)%   191%(5)     $       59
  0.00     $12.40      (0.80)%        10.20%     (9.00)%     1.20%       24.00%    125%(5)     $       18


  0.00     $ 8.53      (0.56)%         3.64%     (2.69)%     0.95%       (9.54)%   191%(5)     $        9


 (0.04)    $ 8.49      (1.05)%         3.92%     (2.43)%     1.49%      (30.84)%   191%(5)     $    3,665
  0.00     $12.38      (1.12)%         5.86%     (4.37)%     1.49%       23.80%    125%(5)     $    3,242




  0.00     $16.21       1.65%          1.23%     (0.13)%     1.10%      (23.58)%     8%(5)     $  112,416
  0.00     $31.80       1.38%          1.22%     (0.12)%     1.10%       15.36%     16%(5)     $  172,385
  0.00     $32.01       1.43%          1.31%     (0.21)%     1.10%       10.73%      7%(5)     $  172,361
  0.00     $36.21       1.49%          1.22%     (0.12)%     1.10%       12.74%     20%(5)     $  185,533
  0.00     $34.49       1.32%          1.18%     (0.08)%     1.10%       16.43%     11%(5)     $  186,501


  0.00     $16.23       0.89%          1.98%     (0.13)%     1.85%      (24.15)%     8%(5)     $    8,713
  0.00     $31.77       0.64%          1.97%     (0.12)%     1.85%       14.49%     16%(5)     $   23,822
  0.00     $32.03       0.69%          2.06%     (0.21)%     1.85%        9.88%      7%(5)     $   39,233
  0.00     $36.23       0.76%          1.97%     (0.12)%     1.85%       11.91%     20%(5)     $   59,606
  0.00     $34.49       0.57%          1.93%     (0.08)%     1.85%       15.56%     11%(5)     $   80,298

                      100 Wells Fargo Equity Gateway Funds


                                                            Financial Highlights

                                            Beginning                  Net Realized   Distributions
                                            Net Asset      Net        and Unrealized     from Net     Distributions
                                            Value Per    Investment     Gain (Loss)     Investment      from Net
                                              Share    Income (Loss)  on Investments      Income     Realized Gains
                                            ---------  -------------  --------------  -------------  --------------
EQUITY INCOME FUND (continued)

Class C

October 1, 2007 to September 30, 2008 ....    $33.37     0.20(7)          (6.18)          (0.10)         (9.84)
October 1, 2006 to September 30, 2007 ....    $33.43     0.21(7)           4.33           (0.32)         (4.28)
October 1, 2005 to September 30, 2006 ....    $37.49     0.23              2.94           (0.20)         (7.03)
October 1, 2004 to September 30, 2005 ....    $35.61     0.27              3.86           (0.23)         (2.02)
October 1, 2003 to September 30, 2004 ....    $32.26     0.22              4.70           (0.17)         (1.40)

Administrator Class
October 1, 2007 to September 30, 2008 ....    $31.77     0.41(7)          (5.78)          (0.37)         (9.84)
October 1, 2006 to September 30, 2007 ....    $31.96     0.51(7)           4.14           (0.56)         (4.28)
October 1, 2005 to September 30, 2006 ....    $36.17     0.53              2.82           (0.53)         (7.03)
October 1, 2004 to September 30, 2005 ....    $34.45     0.62              3.73           (0.61)         (2.02)
October 1, 2003 to September 30, 2004 ....    $31.28     0.54              4.59           (0.56)         (1.40)

EQUITY VALUE FUND

Class A
October 1, 2007 to September 30, 2008 ....    $17.53     0.17(7)          (4.62)          (0.12)         (1.17)
October 1, 2006 to September 30, 2007 ....    $15.12     0.12(7)           2.77           (0.10)         (0.38)
October 1, 2005 to September 30, 2006 ....    $13.82     0.09              1.32           (0.08)         (0.03)
October 1, 2004 to September 30, 2005 ....    $11.48     0.10(7)           2.31           (0.07)          0.00
October 1, 2003 to September 30, 2004 ....    $ 9.82     0.05              1.62           (0.01)          0.00

Class B
October 1, 2007 to September 30, 2008 ....    $17.31     0.06(7)          (4.57)           0.00          (1.17)
October 1, 2006 to September 30, 2007 ....    $14.95     0.00(7)           2.74            0.00          (0.38)
October 1, 2005 to September 30, 2006 ....    $13.69     0.00              1.29            0.00          (0.03)
October 1, 2004 to September 30, 2005 ....    $11.40     0.01(7)           2.28            0.00           0.00
October 1, 2003 to September 30, 2004 ....    $ 9.81     0.00              1.59            0.00           0.00

Class C
October 1, 2007 to September 30, 2008 ....    $17.29     0.05(7)          (4.56)           0.00          (1.17)
October 1, 2006 to September 30, 2007 ....    $14.95     0.00(7)           2.74           (0.02)         (0.38)
October 1, 2005 to September 30, 2006 ....    $13.69     (0.01)            1.30            0.00          (0.03)
October 1, 2004 to September 30, 2005 ....    $11.40     0.01(7)           2.29           (0.01)          0.00
October 1, 2003 to September 30, 2004 ....    $ 9.81     0.00              1.59            0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ....    $17.82     0.20(7)          (4.70)          (0.14)         (1.17)
October 1, 2006 to September 30, 2007 ....    $15.36     0.16(7)           2.82           (0.14)         (0.38)
October 1, 2005 to September 30, 2006 ....    $13.96     0.14              1.33           (0.04)         (0.03)
October 1, 2004 to September 30, 2005 ....    $11.51     0.08(7)           2.38           (0.01)          0.00
October 1, 2003 to September 30, 2004 ....    $ 9.82     0.05              1.65           (0.01)          0.00

Institutional Class
October 1, 2007 to September 30, 2008 ....    $17.84     0.24(7)          (4.70)          (0.18)         (1.17)
October 1, 2006 to September 30, 2007 ....    $15.36     0.19(7)           2.82           (0.15)         (0.38)
August 31, 2006(9) to September 30,
   2006 ..................................    $15.17     0.01              0.18            0.00           0.00

GROWTH EQUITY FUND

Class A
October 1, 2007 to September 30, 2008 ....    $29.88     0.06(7)          (6.35)          (0.05)         (5.40)
October 1, 2006 to September 30, 2007 ....    $28.42     0.01(7)           4.78            0.00          (3.33)
October 1, 2005 to September 30, 2006 ....    $30.80     0.01(7)           2.24            0.00          (4.63)
October 1, 2004 to September 30, 2005 ....    $27.70     0.04(7)           4.63            0.00          (1.57)
October 1, 2003 to September 30, 2004 ....    $24.64     (0.08)(7)         3.14            0.00           0.00

Class B
October 1, 2007 to September 30, 2008 ....    $26.18     (0.10)(7)        (5.39)           0.00          (5.40)
October 1, 2006 to September 30, 2007 ....    $25.45     (0.18)(7)         4.24            0.00          (3.33)
October 1, 2005 to September 30, 2006 ....    $28.23     (0.19)(7)         2.04            0.00          (4.63)
October 1, 2004 to September 30, 2005 ....    $25.69     (0.16)(7)         4.27            0.00          (1.57)
October 1, 2003 to September 30, 2004 ....    $23.02     (0.28)(7)         2.95            0.00           0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Equity Gateway Funds 101


Financial Highlights

                       Ratio to Average Net Assets (Annualized)(1)
          Ending    -------------------------------------------------
Return   Net Asset       Net                                                      Portfolio   Net Assets at
  of     Value Per   Investment       Gross     Expenses      Net        Total     Turnover   End of Period
Capital    Share    Income (Loss)  Expenses(4)   Waived   Expenses(4)  Return(2)   Rate(3)   (000's omitted)
-------  ---------  -------------  -----------  --------  -----------  ---------  ---------  ---------------


 0.00      $17.45       0.89%          1.95%     (0.10)%     1.85%      (24.14)%     8%(5)      $  2,475
 0.00      $33.37       0.64%          1.97%     (0.12)%     1.85%       14.48%     16%(5)      $  4,579
 0.00      $33.43       0.69%          2.06%     (0.21)%     1.85%        9.90%      7%(5)      $  4,903
 0.00      $37.49       0.77%          1.97%     (0.12)%     1.85%       11.90%     20%(5)      $  6,937
 0.00      $35.61       0.58%          1.93%     (0.08)%     1.85%       15.54%     11%(5)      $  9,083


 0.00      $16.19       1.89%          1.05%     (0.20)%     0.85%      (23.36)%     8%(5)      $ 62,713
 0.00      $31.77       1.64%          1.04%     (0.19)%     0.85%       15.65%     16%(5)      $209,112
 0.00      $31.96       1.70%          1.13%     (0.28)%     0.85%       10.98%      7%(5)      $530,585
 0.00      $36.17       1.75%          0.96%     (0.11)%     0.85%       13.04%     20%(5)      $756,225
 0.00      $34.45       1.58%          0.85%     (0.01)%     0.84%       16.74%     11%(5)      $853,843




 0.00      $11.79       1.14%          1.36%     (0.11)%     1.25%      (27.24)%   152%(5)      $  4,868
 0.00      $17.53       0.73%          1.35%     (0.10)%     1.25%       19.50%    108%(5)      $  5,714
 0.00      $15.12       0.71%          1.52%     (0.27)%     1.25%       10.23%    107%(5)      $  4,537
 0.00      $13.82       0.80%          2.48%     (1.23)%     1.25%       21.06%    145%(5)      $  3,796
 0.00      $11.48       0.54%         10.90%     (9.65)%     1.25%       16.96%    122%(5)      $  1,645


 0.00      $11.63       0.39%          2.11%     (0.11)%     2.00%      (27.77)%   152%(5)      $  1,502
 0.00      $17.31      (0.01)%         2.10%     (0.10)%     2.00%       18.61%    108%(5)      $  3,077
 0.00      $14.95      (0.04)%         2.27%     (0.27)%     2.00%        9.43%    107%(5)      $  2,682
 0.00      $13.69       0.07%          3.25%     (1.25)%     2.00%       20.09%    145%(5)      $  2,245
 0.00      $11.40      (0.19)%        11.20%     (9.20)%     2.00%       16.21%    122%(5)      $  1,142


 0.00      $11.61       0.38%          2.10%     (0.10)%     2.00%      (27.80)%   152%(5)      $    997
 0.00      $17.29      (0.01)%         2.10%     (0.10)%     2.00%       18.60%    108%(5)      $    974
 0.00      $14.95      (0.03)%         2.27%     (0.27)%     2.00%        9.43%    107%(5)      $    417
 0.00      $13.69       0.06%          3.26%     (1.26)%     2.00%       20.20%    145%(5)      $    430
 0.00      $11.40      (0.19)%        11.11%     (9.11)%     2.00%       16.21%    122%(5)      $    295


 0.00      $12.01       1.37%          1.16%     (0.16)%     1.00%      (27.05)%   152%(5)      $183,379
 0.00      $17.82       0.98%          1.17%     (0.17)%     1.00%       19.80%    108%(5)      $ 85,370
 0.00      $15.36       0.96%          1.34%     (0.34)%     1.00%       10.60%    107%(5)      $ 71,801
 0.00      $13.96       0.67%          2.04%     (1.04)%     1.00%       21.40%    145%(5)      $ 63,194
 0.00      $11.51       0.77%          9.22%     (8.22)%     1.00%       17.30%    122%(5)      $    366

 0.00      $12.03       1.63%          0.91%     (0.16)%     0.75%      (26.84)%   152%(5)      $ 64,824
 0.00      $17.84       1.13%          0.90%     (0.15)%     0.75%       20.01%    108%(5)      $ 62,639
 0.00      $15.36       0.82%          0.97%     (0.32)%     0.65%        1.25%    107%(5)      $     10




 0.00      $18.14       0.27%          1.62%     (0.12)%     1.50%      (24.89)%    38%(6)      $ 20,281
 0.00      $29.88       0.05%          1.60%     (0.10)%     1.50%       17.92%     42%(6)      $ 34,409
 0.00      $28.42       0.02%          1.57%     (0.08)%     1.49%        7.80%     39%(6)      $ 26,448
 0.00      $30.80       0.15%          1.60%     (0.10)%     1.50%       17.27%     50%(6)      $ 22,769
 0.00      $27.70      (0.28)%         1.60%     (0.10)%     1.50%       12.38%     44%(6)      $ 18,742


 0.00      $15.29      (0.52)%         2.37%     (0.12)%     2.25%      (25.41)%    38%(6)      $  2,886
 0.00      $26.18      (0.73)%         2.35%     (0.10)%     2.25%       17.06%     42%(6)      $  7,276
 0.00      $25.45      (0.75)%         2.32%     (0.08)%     2.24%        7.01%     39%(6)      $  7,941
 0.00      $28.23      (0.60)%         2.35%     (0.10)%     2.25%       16.40%     50%(6)      $  8,811
 0.00      $25.69      (1.08)%         2.34%     (0.09)%     2.25%       11.60%     44%(6)      $ 11,700

                      102 Wells Fargo Equity Gateway Funds


                                                            Financial Highlights

                                              Beginning                  Net Realized   Distributions
                                              Net Asset       Net       and Unrealized     from Net     Distributions
                                              Value Per    Investment     Gain (Loss)     Investment      from Net
                                                Share    Income (Loss)  on Investments      Income     Realized Gains
                                              ---------  -------------  --------------  -------------  --------------
GROWTH EQUITY FUND (continued)

Class C
October 1, 2007 to September 30, 2008 ......    $27.55     (0.10)(7)        (5.74)           0.00          (5.40)
October 1, 2006 to September 30, 2007 ......    $26.63     (0.19)(7)         4.44            0.00          (3.33)
October 1, 2005 to September 30, 2006 ......    $29.32     (0.19)(7)         2.13            0.00          (4.63)
October 1, 2004 to September 30, 2005 ......    $26.61     (0.17)(7)         4.45            0.00          (1.57)
October 1, 2003 to September 30, 2004 ......    $23.87     (0.28)(7)         3.02            0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ......    $30.40      0.11(7)         (6.46)          (0.11)         (5.40)
October 1, 2006 to September 30, 2007 ......    $28.84      0.07(7)          4.86           (0.04)         (3.33)
October 1, 2005 to September 30, 2006 ......    $31.17      0.07(7)          2.29           (0.06)         (4.63)
October 1, 2004 to September 30, 2005 ......    $27.97      0.12(7)          4.68           (0.03)         (1.57)
October 1, 2003 to September 30, 2004 ......    $24.82     (0.01)(7)         3.16            0.00           0.00

Institutional Class
October 1, 2007 to September 30, 2008 ......    $30.43      0.11(7)         (6.42)          (0.16)         (5.40)
October 1, 2006 to September 30, 2007 ......    $28.86      0.14(7)          4.86           (0.10)         (3.33)
October 1, 2005 to September 30, 2006 ......    $31.19      0.13(7)          2.29           (0.12)         (4.63)
April 11, 2005(9) to September 30, 2005 ....    $28.50      0.03(7)          2.66            0.00           0.00

INTERNATIONAL VALUE FUND

Class A
October 1, 2007 to September 30, 2008 ......    $20.21      0.51(7)         (7.24)          (0.36)         (0.46)
October 1, 2006 to September 30, 2007 ......    $16.75      0.48(7)          3.07           (0.08)         (0.01)
October 1, 2005 to September 30, 2006 ......    $14.13      0.35(7)          2.32            0.00          (0.05)
October 1, 2004 to September 30, 2005 ......    $11.94      0.11             2.68           (0.23)         (0.37)
October 31, 2003(9) to September 30, 2004 ..    $10.00      0.21             1.73            0.00           0.00

Class B
October 1, 2007 to September 30, 2008 ......    $19.82      0.38(7)         (7.11)          (0.21)         (0.46)
October 1, 2006 to September 30, 2007 ......    $16.55      0.27(7)          3.09           (0.08)         (0.01)
October 1, 2005 to September 30, 2006 ......    $14.09      0.24(7)          2.27            0.00          (0.05)
April 11, 2005(9) to September 30, 2005 ....    $13.27      0.05             0.77            0.00           0.00

Class C
October 1, 2007 to September 30, 2008 ......    $19.90      0.38(7)         (7.13)          (0.25)         (0.46)
October 1, 2006 to September 30, 2007 ......    $16.54      0.30(7)          3.07            0.00          (0.01)
October 1, 2005 to September 30, 2006 ......    $14.09      0.21(7)          2.29            0.00          (0.05)
April 11, 2005(9) to September 30, 2005 ....    $13.27      0.05             0.77            0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ......    $20.23      0.58(7)         (7.27)          (0.39)         (0.46)
October 1, 2006 to September 30, 2007 ......    $16.65      0.44(7)          3.15            0.00          (0.01)
October 1, 2005 to September 30, 2006 ......    $14.15      0.32(7)          2.34           (0.11)         (0.05)
April 11, 2005(9) to September 30, 2005 ....    $13.27      0.18             0.70            0.00           0.00

Institutional Class
October 1, 2007 to September 30, 2008 ......    $20.28      0.62(7)         (7.31)          (0.41)         (0.46)
October 1, 2006 to September 30, 2007 ......    $16.67      0.46(7)          3.16            0.00          (0.01)
August 31, 2006(9) to September 30, 2006 ...    $16.52      0.01(7)          0.14            0.00           0.00

LARGE CAP APPRECIATION FUND

Class A
October 1, 2007 to September 30, 2008 ......    $12.75     (0.01)(7)        (3.08)           0.00          (0.84)
October 1, 2006 to September 30, 2007 ......    $11.31      0.00(7)          2.28           (0.01)         (0.83)
October 1, 2005 to September 30, 2006 ......    $11.54      0.01(7)          0.38            0.00          (0.62)
October 1, 2004 to September 30, 2005 ......    $ 9.80      0.03(7)          1.87           (0.04)         (0.12)
October 1, 2003 to September 30, 2004 ......    $ 8.92      0.00(7)          0.88            0.00           0.00

Class B
October 1, 2007 to September 30, 2008 ......    $12.18     (0.09)(7)        (2.91)           0.00          (0.84)
October 1, 2006 to September 30, 2007 ......    $10.91     (0.08)(7)         2.18            0.00          (0.83)
October 1, 2005 to September 30, 2006 ......    $11.22     (0.07)(7)         0.38            0.00          (0.62)
October 1, 2004 to September 30, 2005 ......    $ 9.57     (0.05)(7)         1.82            0.00          (0.12)
October 1, 2003 to September 30, 2004 ......    $ 8.78     (0.21)(7)         1.00            0.00           0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Equity Gateway Funds 103


Financial Highlights

                       Ratio to Average Net Assets (Annualized)(1)
          Ending    -------------------------------------------------
Return   Net Asset       Net                                                      Portfolio   Net Assets at
  of     Value Per   Investment       Gross     Expenses      Net        Total     Turnover   End of Period
Capital    Share    Income (Loss)  Expenses(4)   Waived   Expenses(4)  Return(2)   Rate(3)   (000's omitted)
-------  ---------  -------------  -----------  --------  -----------  ---------  ---------  ---------------


 0.00      $16.31      (0.48)%         2.35%      (0.10)%  2.25%         (25.42)%   38%(6)      $    697
 0.00      $27.55      (0.70)%         2.35%      (0.10)%  2.25%          17.01%    42%(6)      $  1,198
 0.00      $26.63      (0.71)%         2.33%      (0.09)%  2.24%           7.03%    39%(6)      $    989
 0.00      $29.32      (0.62)%         2.35%      (0.10)%  2.25%          16.47%    50%(6)      $    844
 0.00      $26.61      (1.05)%         2.34%      (0.09)%  2.25%          11.52%    44%(6)      $  1,097


 0.00      $18.54       0.48%          1.44%      (0.19)%  1.25%         (24.68)%   38%(6)      $144,688
 0.00      $30.40       0.26%          1.42%      (0.17)%  1.25%          18.19%    42%(6)      $341,631
 0.00      $28.84       0.26%          1.40%      (0.15)%  1.25%           8.09%    39%(6)      $383,616
 0.00      $31.17       0.42%          1.34%      (0.09)%  1.25%          17.60%    50%(6)      $396,865
 0.00      $27.97      (0.04)%         1.27%      (0.03)%  1.24%          12.69%    44%(6)      $493,899


 0.00      $18.56       0.40%          1.17%      (0.12)%  1.05%         (24.53)%   38%(6)      $ 23,084
 0.00      $30.43       0.49%          1.15%      (0.10)%  1.05%          18.44%    42%(6)      $158,895
 0.00      $28.86       0.46%          1.12%      (0.08)%  1.04%           8.30%    39%(6)      $140,423
 0.00      $31.19       0.19%          1.12%      (0.07)%  1.05%           9.44%    50%(6)      $131,489




 0.00      $12.66       3.04%          1.74%      (0.24)%  1.50%         (34.48)%   23%(5)      $ 16,903
 0.00      $20.21       2.45%          1.64%      (0.14)%  1.50%          21.20%    19%(5)      $ 25,445
 0.00      $16.75       2.26%          6.14%      (4.73)%  1.41%          18.93%    31%(5)      $  1,900
 0.00      $14.13       2.21%         33.96%     (32.46)%  1.50%          24.00%    14%(5)      $    493
 0.00      $11.94       2.46%        282.28%    (280.78)%  1.50%          19.40%    24%(5)      $     23


 0.00      $12.42       2.24%          2.49%      (0.24)%  2.25%         (34.97)%   23%(5)      $    951
 0.00      $19.82       1.43%          2.40%      (0.15)%  2.25%          20.32%    19%(5)      $  2,512
 0.00      $16.55       1.52%          6.84%      (4.65)%  2.19%          17.85%    31%(5)      $  1,110
 0.00      $14.09       1.66%         20.77%     (18.54)%  2.23%           6.18%    14%(5)      $    184


 0.00      $12.44       2.29%          2.46%      (0.21)%  2.25%         (34.99)%   23%(5)      $    799
 0.00      $19.90       1.54%          2.40%      (0.15)%  2.25%          20.36%    19%(5)      $  1,305
 0.00      $16.54       1.38%          6.29%      (4.15)%  2.14%          17.78%    31%(5)      $    312
 0.00      $14.09       1.84%         20.85%     (18.62)%  2.23%           6.18%    14%(5)      $     59


 0.00      $12.69       3.50%          1.56%      (0.31)%  1.25%         (34.30)%   23%(5)      $206,603
 0.00      $20.23       2.29%          1.47%      (0.22)%  1.25%          21.55%    19%(5)      $263,305
 0.00      $16.65       1.94%          1.61%      (0.37)%  1.24%          18.98%    31%(5)      $138,269
 0.00      $14.15       3.07%         20.19%     (18.94)%  1.25%           6.63%    14%(5)      $    207


 0.00      $12.72       3.83%          1.29%      (0.24)%  1.05%         (34.22)%   23%(5)      $    786
 0.00      $20.28       2.40%          1.20%      (0.15)%  1.05%          21.70%    19%(5)      $     12
 0.00      $16.67       1.08%          1.24%      (0.30)%  0.94%           0.91%    31%(5)      $     10




 0.00      $ 8.82      (0.13)%         1.40%      (0.17)%  1.23%(10)     (26.01)%  151%(5)      $ 21,785
 0.00      $12.75       0.01%          1.37%      (0.14)%  1.23%(10)      21.27%   145%(5)      $ 34,270
 0.00      $11.31       0.12%          1.42%      (0.17)%  1.25%           3.43%   155%(5)      $ 36,400
 0.00      $11.54       0.27%          1.42%      (0.17)%  1.25%          19.52%   133%(5)      $ 32,048
 0.00      $ 9.80      (0.11)%         1.42%      (0.17)%  1.25%           9.87%   149%(5)      $ 20,393


 0.00      $ 8.34      (0.87)%         2.15%      (0.17)%  1.98%(10)     (26.51)%  151%(5)      $  1,797
 0.00      $12.18      (0.73)%         2.12%      (0.14)%  1.98%(10)      20.36%   145%(5)      $  3,692
 0.00      $10.91      (0.63)%         2.17%      (0.17)%  2.00%           2.79%   155%(5)      $  3,802
 0.00      $11.22      (0.51)%         2.17%      (0.17)%  2.00%          18.60%   133%(5)      $  2,732
 0.00      $ 9.57      (0.88)%         2.16%      (0.16)%  2.00%           9.00%   149%(5)      $  1,509

                      104 Wells Fargo Equity Gateway Funds


                                                            Financial Highlights

                                              Beginning                  Net Realized   Distributions
                                              Net Asset       Net       and Unrealized     from Net     Distributions
                                              Value Per    Investment     Gain (Loss)     Investment      from Net
                                                Share    Income (Loss)  on Investments      Income     Realized Gains
                                              ---------  -------------  --------------  -------------  --------------
LARGE CAP APPRECIATION FUND (continued)

Class C
October 1, 2007 to September 30, 2008 ......    $12.18     (0.09)(7)         (2.91)          0.00          (0.84)
October 1, 2006 to September 30, 2007 ......    $10.91     (0.08)(7)          2.18           0.00          (0.83)
October 1, 2005 to September 30, 2006 ......    $11.23     (0.07)(7)          0.37           0.00          (0.62)
October 1, 2004 to September 30, 2005 ......    $ 9.58     (0.05)(7)          1.82           0.00          (0.12)
October 1, 2003 to September 30, 2004 ......    $ 8.79     (0.15)(7)          0.94           0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ......    $12.89      0.01(7)          (3.12)         (0.01)         (0.84)
October 1, 2006 to September 30, 2007 ......    $11.42      0.03(7)           2.31          (0.04)         (0.83)
October 1, 2005 to September 30, 2006 ......    $11.64      0.05(7)           0.37          (0.02)         (0.62)
October 1, 2004 to September 30, 2005 ......    $ 9.87      0.06(7)           1.87          (0.04)         (0.12)
October 1, 2003 to September 30, 2004 ......    $ 8.96      0.02(7)           0.89           0.00           0.00

Institutional Class
October 1, 2007 to September 30, 2008 ......    $12.91      0.04(7)          (3.11)         (0.04)         (0.84)
October 1, 2006 to September 30, 2007 ......    $11.43      0.06(7)           2.30          (0.05)         (0.83)
August 31, 2006(9) to September 30, 2006 ...    $11.18      0.01(7)           0.24           0.00           0.00

LARGE COMPANY GROWTH FUND

Class A
October 1, 2007 to September 30, 2008 ......    $58.65     (0.02)(7)        (13.47)          0.00           0.00
October 1, 2006 to September 30, 2007 ......    $50.04     (0.03)(7)          8.64           0.00           0.00
October 1, 2005 to September 30, 2006 ......    $49.67     (0.22)(7)          0.66          (0.07)          0.00
October 1, 2004 to September 30, 2005 ......    $44.97      0.06(7)           4.64           0.00           0.00
October 1, 2003 to September 30, 2004 ......    $43.96     (0.28)(7)          1.29           0.00           0.00

Class B
October 1, 2007 to September 30, 2008 ......    $51.98     (0.38)(7)        (11.84)          0.00           0.00
October 1, 2006 to September 30, 2007 ......    $44.69     (0.40)(7)          7.69           0.00           0.00
October 1, 2005 to September 30, 2006 ......    $44.64     (0.54)(7)          0.59           0.00           0.00
October 1, 2004 to September 30, 2005 ......    $40.72     (0.23)(7)          4.15           0.00           0.00
October 1, 2003 to September 30, 2004 ......    $40.11     (0.58)(7)          1.19           0.00           0.00

Class C
October 1, 2007 to September 30, 2008 ......    $52.09     (0.37)(7)        (11.87)          0.00           0.00
October 1, 2006 to September 30, 2007 ......    $44.77     (0.39)(7)          7.71           0.00           0.00
October 1, 2005 to September 30, 2006 ......    $44.72     (0.54)(7)          0.59           0.00           0.00
October 1, 2004 to September 30, 2005 ......    $40.80     (0.20)(7)          4.12           0.00           0.00
October 1, 2003 to September 30, 2004 ......    $40.18     (0.58)(7)          1.20           0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ......    $56.01      0.10(7)         (12.86)          0.00           0.00
October 1, 2006 to September 30, 2007 ......    $47.67      0.09(7)           8.25           0.00           0.00
October 1, 2005 to September 30, 2006 ......    $47.24     (0.09)(7)          0.63          (0.11)          0.00
October 1, 2004 to September 30, 2005 ......    $42.73      0.21(7)           4.37          (0.07)          0.00
October 1, 2003 to September 30, 2004 ......    $41.67     (0.16)(7)          1.22           0.00           0.00

Institutional Class
October 1, 2007 to September 30, 2008 ......    $56.23      0.20(7)         (12.94)          0.00           0.00
October 1, 2006 to September 30, 2007 ......    $47.76      0.25(7)           8.22           0.00           0.00
October 1, 2005 to September 30, 2006 ......    $47.27      0.00              0.64          (0.15)          0.00
October 1, 2004 to September 30, 2005 ......    $42.75      0.24(7)           4.44          (0.16)          0.00
June 30, 2004(9) to September 30, 2004 .....    $44.93     (0.02)(7)         (2.16)          0.00           0.00

Investor Class
October 1, 2007 to September 30, 2008(11) ..    $55.40     (0.07)(7)        (12.70)          0.00           0.00
October 1, 2006 to September 30, 2007(11) ..    $47.35     (0.11)(7)          8.16           0.00           0.00
October 1, 2005 to September 30, 2006(11) ..    $47.14     (0.29)(7)          0.63          (0.13)          0.00
April 11, 2005(9) to September 30,
   2005(11) ................................    $42.80     (0.17)(7)          4.51           0.00           0.00

SMALL COMPANY GROWTH FUND

Class A
October 1, 2007 to September 30, 2008 ......    $30.20     (0.24)(7)         (7.24)          0.00          (4.17)
October 1, 2006 to September 30, 2007 ......    $30.50     (0.29)(7)          5.04           0.00          (5.05)
October 1, 2005 to September 30, 2006 ......    $30.87     (0.28)(7)          2.22           0.00          (2.31)
October 1, 2004 to September 30, 2005 ......    $26.78     (0.29)(7)          4.55           0.00          (0.17)
January 30, 2004(9) to September 30, 2004 ..    $28.42     (0.21)(7)         (1.43)          0.00           0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Equity Gateway Funds 105


Financial Highlights

                       Ratio to Average Net Assets (Annualized)(1)
          Ending    -------------------------------------------------
Return   Net Asset       Net                                                      Portfolio   Net Assets at
  of     Value Per   Investment       Gross     Expenses      Net        Total     Turnover   End of Period
Capital    Share    Income (Loss)  Expenses(4)   Waived   Expenses(4)  Return(2)   Rate(3)   (000's omitted)
-------  ---------  -------------  -----------  --------  -----------  ---------  ---------  ---------------


  0.00     $ 8.34      (0.87)%        2.13%      (0.15)%   1.98%(10)    (26.51)%   151%(5)     $      500
  0.00     $12.18      (0.74)%        2.12%      (0.14)%   1.98%(10)     20.36%    145%(5)     $      791
  0.00     $10.91      (0.63)%        2.17%      (0.17)%   2.00%          2.69%    155%(5)     $      879
  0.00     $11.23      (0.44)%        2.17%      (0.17)%   2.00%         18.58%    133%(5)     $      771
  0.00     $ 9.58      (0.88)%        2.16%      (0.16)%   2.00%          8.99%    149%(5)     $      669


  0.00     $ 8.93       0.09%         1.18%      (0.18)%   1.00%        (25.87)%   151%(5)     $   66,176
  0.00     $12.89       0.25%         1.19%      (0.19)%   1.00%         21.64%    145%(5)     $   52,580
  0.00     $11.42       0.45%         1.24%      (0.24)%   1.00%          3.70%    155%(5)     $   50,711
  0.00     $11.64       0.56%         1.16%      (0.16)%   1.00%         19.70%    133%(5)     $   18,060
  0.00     $ 9.87       0.12%         1.08%      (0.08)%   1.00%         10.16%    149%(5)     $   14,830


  0.00     $ 8.96       0.40%         0.95%      (0.25)%   0.70%        (25.60)%   151%(5)     $    6,504
  0.00     $12.91       0.52%         0.90%      (0.20)%   0.70%         21.90%    145%(5)     $    9,266
  0.00     $11.43       0.62%         0.91%      (0.29)%   0.62%          2.24%    155%(5)     $       10




  0.00     $45.16      (0.03)%        1.27%      (0.07)%   1.20%        (23.00)%     7%(5)     $  247,981
  0.00     $58.65      (0.05)%        1.31%      (0.11)%   1.20%         17.21%     10%(5)     $  456,116
  0.00     $50.04      (0.44)%        1.22%      (0.02)%   1.20%          0.87%      6%(5)     $  484,767
  0.00     $49.67       0.12%         1.27%      (0.07)%   1.20%         10.45%     18%(5)     $  524,323
  0.00     $44.97      (0.61)%        1.28%      (0.08)%   1.20%          2.28%     14%(5)     $  454,499


  0.00     $39.76      (0.81)%        2.05%      (0.10)%   1.95%        (23.51)%     7%(5)     $   22,732
  0.00     $51.98      (0.83)%        2.06%      (0.11)%   1.95%         16.31%     10%(5)     $   61,402
  0.00     $44.69      (1.20)%        1.97%      (0.02)%   1.95%          0.11%      6%(5)     $  104,320
  0.00     $44.64      (0.53)%        2.02%      (0.07)%   1.95%          9.63%     18%(5)     $  187,895
  0.00     $40.72      (1.36)%        2.03%      (0.08)%   1.95%          1.52%     14%(5)     $  220,657


  0.00     $39.85      (0.80)%        2.05%      (0.10)%   1.95%        (23.50)%     7%(5)     $    6,319
  0.00     $52.09      (0.81)%        2.06%      (0.11)%   1.95%         16.35%     10%(5)     $   12,012
  0.00     $44.77      (1.20)%        1.97%      (0.02)%   1.95%          0.11%      6%(5)     $   14,451
  0.00     $44.72      (0.46)%        2.02%      (0.07)%   1.95%          9.61%     18%(5)     $   21,211
  0.00     $40.80      (1.36)%        2.03%      (0.08)%   1.95%          1.54%     14%(5)     $   31,937


  0.00     $43.25       0.20%         1.12%      (0.17)%   0.95%        (22.78)%     7%(5)     $  562,568
  0.00     $56.01       0.18%         1.13%      (0.18)%   0.95%         17.50%     10%(5)     $1,148,716
  0.00     $47.67      (0.20)%        1.04%      (0.09)%   0.95%          1.12%      6%(5)     $1,481,399
  0.00     $47.24       0.46%         1.01%      (0.06)%   0.95%         10.73%     18%(5)     $1,850,677
  0.00     $42.73      (0.35)%        0.95%      (0.01)%   0.94%          2.57%     14%(5)     $1,975,616


  0.00     $43.49       0.40%         0.85%      (0.10)%   0.75%        (22.66)%     7%(5)     $   46,143
  0.00     $56.23       0.48%         0.86%      (0.11)%   0.75%         17.73%     10%(5)     $  194,138
  0.00     $47.76       0.01%         0.77%      (0.02)%   0.75%          1.34%      6%(5)     $  109,216
  0.00     $47.27       0.53%         0.82%      (0.07)%   0.75%         10.96%     18%(5)     $  104,469
  0.00     $42.75      (0.04)%        0.85%      (0.10)%   0.75%         (4.85)%    14%(5)     $   52,884


  0.00     $42.63      (0.14)%        1.44%      (0.14)%   1.30%        (23.05)%     7%(5)     $   69,340
  0.00     $55.40      (0.22)%        1.48%      (0.11)%   1.37%         17.00%     10%(5)     $   98,973
  0.00     $47.35      (0.61)%        1.39%      (0.02)%   1.37%          0.71%      6%(5)     $  104,803
  0.00     $47.14      (0.77)%        1.43%      (0.06)%   1.37%         10.14%     18%(5)     $  124,645




 (0.17)    $18.38      (1.09)%        1.53%      (0.08)%   1.45%        (27.91)%   150%(5)     $    2,109
  0.00     $30.20      (1.00)%        1.52%      (0.07)%   1.45%         17.07%    138%(5)     $    3,270
  0.00     $30.50      (0.89)%        1.52%      (0.07)%   1.45%          6.52%    125%(5)     $    3,208
  0.00     $30.87      (1.00)%        1.54%      (0.09)%   1.45%         15.95%    142%(5)     $    2,317
  0.00     $26.78      (0.80)%        1.55%      (0.10)%   1.45%         (5.77)%   145%(5)     $      832

                      106 Wells Fargo Equity Gateway Funds


                                                            Financial Highlights

                                              Beginning                  Net Realized   Distributions
                                              Net Asset      Net        and Unrealized     from Net     Distributions
                                              Value Per    Investment     Gain (Loss)     Investment      from Net
                                                Share    Income (Loss)  on Investments      Income     Realized Gains
                                              ---------  -------------  --------------  -------------  --------------
SMALL COMPANY GROWTH FUND (continued)

Class B
October 1, 2007 to September 30, 2008 ......    $29.24     (0.40)(7)        (6.95)           0.00          (4.17)
October 1, 2006 to September 30, 2007 ......    $29.87     (0.50)(7)         4.92            0.00          (5.05)
October 1, 2005 to September 30, 2006 ......    $30.51     (0.48)(7)         2.15            0.00          (2.31)
October 1, 2004 to September 30, 2005 ......    $26.66     (0.50)(7)         4.52            0.00          (0.17)
January 30, 2004(9) to September 30, 2004 ..    $28.42     (0.34)(7)        (1.42)           0.00           0.00

Class C
October 1, 2007 to September 30, 2008 ......    $29.49     (0.39)(7)        (7.03)           0.00          (4.17)
October 1, 2006 to September 30, 2007 ......    $30.08     (0.50)(7)         4.96            0.00          (5.05)
October 1, 2005 to September 30, 2006 ......    $30.69     (0.48)(7)         2.18            0.00          (2.31)
October 1, 2004 to September 30, 2005 ......    $26.82     (0.50)(7)         4.54            0.00          (0.17)
January 30, 2004(9) to September 30, 2004 ..    $28.42     (0.34)(7)        (1.26)           0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ......    $30.54     (0.19)(7)        (7.33)           0.00          (4.17)
October 1, 2006 to September 30, 2007 ......    $30.73     (0.22)(7)         5.08            0.00          (5.05)
October 1, 2005 to September 30, 2006 ......    $31.01     (0.18)(7)         2.21            0.00          (2.31)
October 1, 2004 to September 30, 2005 ......    $26.83     (0.21)(7)         4.56            0.00          (0.17)
October 1, 2003 to September 30, 2004 ......    $23.87     (0.26)(7)         3.22            0.00           0.00

Institutional Class
March 31, 20089 to September 30, 2008 ......    $20.18     (0.05)(7)        (1.43)           0.00           0.00

SMALL COMPANY VALUE FUND

Class A
October 1, 2007 to September 30, 2008 ......    $15.35      0.05(7)         (3.36)           0.00          (1.49)
October 1, 2006 to September 30, 2007 ......    $15.55      0.00(7)          0.96            0.00          (1.16)
October 1, 2005 to September 30, 2006 ......    $15.95      0.01(7)          0.92           (0.01)         (1.32)
October 1, 2004 to September 30, 2005 ......    $13.66      0.00             3.17            0.00          (0.88)
October 1, 2003 to September 30, 2004 ......    $11.56     (0.01)            1.63            0.00           0.48

Class B
October 1, 2007 to September 30, 2008 ......    $14.59     (0.04)(7)        (3.17)           0.00          (1.49)
October 1, 2006 to September 30, 2007 ......    $14.94     (0.12)(7)         0.93            0.00          (1.16)
October 1, 2005 to September 30, 2006 ......    $15.48     (0.11)(7)         0.89            0.00          (1.32)
October 1, 2004 to September 30, 2005 ......    $13.38     (0.07)            3.05            0.00          (0.88)
October 1, 2003 to September 30, 2004 ......    $11.41     (0.08)            1.57            0.00           0.48

Class C
October 1, 2007 to September 30, 2008 ......    $14.59     (0.04)(7)        (3.17)           0.00          (1.49)
October 1, 2006 to September 30, 2007 ......    $14.94     (0.12)(7)         0.93            0.00          (1.16)
October 1, 2005 to September 30, 2006 ......    $15.48     (0.11)(7)         0.89            0.00          (1.32)
October 1, 2004 to September 30, 2005 ......    $13.37     (0.04)            3.03            0.00          (0.88)
October 1, 2003 to September 30, 2004 ......    $11.41     (0.08)            1.56            0.00           0.48

Administrator Class
October 1, 2007 to September 30, 2008 ......    $15.54      0.08(7)         (3.39)          (0.05)         (1.49)
October 1, 2006 to September 30, 2007 ......    $15.69      0.04(7)          0.98           (0.01)         (1.16)
October 1, 2005 to September 30, 2006 ......    $16.08      0.04(7)          0.92           (0.03)         (1.32)
October 1, 2004 to September 30, 2005 ......    $13.74      0.02             3.20            0.00          (0.88)
October 1, 2003 to September 30, 2004 ......    $11.60      0.01             1.65            0.00           0.48

STRATEGIC SMALL CAP VALUE FUND

Class A
October 1, 2007 to September 30, 2008 ......    $10.34     0.02(7)          (1.80)           0.00          (0.02)
October 31, 2006(9) to September 30, 2007 ..    $10.00     0.00              0.34            0.00           0.00

Class C
October 1, 2007 to September 30, 2008 ......    $10.27     (0.05)(7)        (1.78)           0.00          (0.02)
October 31, 2006(9) to September 30, 2007 ..    $10.00     (0.03)            0.30            0.00           0.00

Administrator Class
October 1, 2007 to September 30, 2008 ......    $10.36     0.04(7)          (1.76)          (0.38)         (0.02)
October 31, 2006(9) to September 30, 2007 ..    $10.00     0.02              0.34            0.00           0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Equity Gateway Funds 107


Financial Highlights

                       Ratio to Average Net Assets (Annualized)(1)
          Ending    -------------------------------------------------
Return   Net Asset       Net                                                      Portfolio   Net Assets at
  of     Value Per   Investment       Gross     Expenses      Net        Total     Turnover   End of Period
Capital    Share    Income (Loss)  Expenses(4)   Waived   Expenses(4)  Return(2)   Rate(3)   (000's omitted)
-------  ---------  -------------  -----------  --------  -----------  ---------  ---------  ---------------


 (0.17)    $17.55      (1.85)%         2.28%     (0.08)%     2.20%      (28.45)%   150%(5)      $    344
  0.00     $29.24      (1.76)%         2.27%     (0.07)%     2.20%       16.22%    138%(5)      $    750
  0.00     $29.87      (1.58)%         2.27%     (0.07)%     2.20%        5.66%    125%(5)      $    899
  0.00     $30.51      (1.75)%         2.29%     (0.09)%     2.20%       15.12%    142%(5)      $    554
  0.00     $26.66      (1.29)%         2.29%     (0.09)%     2.20%       (6.19)%   145%(5)      $    144


 (0.17)    $17.73      (1.85)%         2.23%     (0.03)%     2.20%      (28.44)%   150%(5)      $    231
  0.00     $29.49      (1.74)%         2.27%     (0.07)%     2.20%       16.24%    138%(5)      $    324
  0.00     $30.08      (1.58)%         2.27%     (0.07)%     2.20%        5.73%    125%(5)      $    213
  0.00     $30.69      (1.73)%         2.29%     (0.09)%     2.20%       15.10%    142%(5)      $     77
  0.00     $26.82      (1.29)%         2.27%     (0.07)%     2.20%       (5.59)%   145%(5)      $     28


 (0.17)    $18.68      (0.84)%         1.34%     (0.14)%     1.20%      (27.70)%   150%(5)      $242,802
  0.00     $30.54      (0.75)%         1.34%     (0.14)%     1.20%       17.34%    138%(5)      $487,994
  0.00     $30.73      (0.58)%         1.33%     (0.13)%     1.20%        6.80%    125%(5)      $518,506
  0.00     $31.01      (0.74)%         1.31%     (0.11)%     1.20%       16.26%    142%(5)      $523,190
  0.00     $26.83      (0.97)%         1.25%     (0.05)%     1.20%       12.40%    145%(5)      $486,285


  0.00     $18.70      (0.59)%         1.08%     (0.13)%     0.95%       (7.33)%   150%         $ 54,827




  0.00     $10.55       0.42%          1.52%     (0.07)%     1.45%      (22.58)%    82%(5)      $ 34,964
  0.00     $15.35      (0.02)%         1.55%     (0.10)%     1.45%        5.95%     69%(5)      $ 66,379
  0.00     $15.55       0.04%          1.44%     (0.03)%     1.41%        6.06%    114%(5)      $ 81,432
  0.00     $15.95       0.10%          1.44%     (0.09)%     1.35%       23.97%     70%(5)      $ 72,680
  0.00     $13.66      (0.06)%         1.58%     (0.13)%     1.45%       22.75%     64%(5)      $ 31,068


  0.00     $ 9.89      (0.33)%         2.31%     (0.11)%     2.20%      (23.16)%    82%(5)      $  5,086
  0.00     $14.59      (0.77)%         2.30%     (0.10)%     2.20%        5.15%     69%(5)      $ 10,413
  0.00     $14.94      (0.71)%         2.18%     (0.03)%     2.15%        5.24%    114%(5)      $ 13,463
  0.00     $15.48      (0.70)%         2.21%     (0.09)%     2.12%       23.01%     70%(5)      $ 15,802
  0.00     $13.38      (0.85)%         2.36%     (0.16)%     2.20%       21.89%     64%(5)      $ 11,571


  0.00     $ 9.89      (0.33)%         2.30%     (0.10)%     2.20%      (23.15)%    82%(5)      $  1,728
  0.00     $14.59      (0.77)%         2.30%     (0.10)%     2.20%        5.15%     69%(5)      $  3,754
  0.00     $14.94      (0.71)%         2.18%     (0.03)%     2.15%        5.24%    114%(5)      $  4,711
  0.00     $15.48      (0.67)%         2.20%     (0.09)%     2.11%       23.11%     70%(5)      $  4,847
  0.00     $13.37      (0.84)%         2.35%     (0.15)%     2.20%       21.80%     64%(5)      $  2,769


  0.00     $10.69       0.71%          1.38%     (0.18)%     1.20%      (22.33)%    82%(5)      $252,275
  0.00     $15.54       0.26%          1.37%     (0.17)%     1.20%        6.28%     69%(5)      $327,372
  0.00     $15.69       0.26%          1.27%     (0.08)%     1.19%        6.26%    114%(5)      $272,787
  0.00     $16.08       0.33%          1.22%     (0.10)%     1.12%       24.21%     70%(5)      $140,337
  0.00     $13.74       0.15%          1.38%     (0.18)%     1.20%       23.05%     64%(5)      $ 59,797




  0.00     $ 8.54       0.22%         17.31%    (15.86)%     1.45%      (17.24)%    46%(5)      $    313
  0.00     $10.34       0.07%         63.76%    (62.31)%     1.45%        3.40%     64%(5)      $    203


  0.00     $ 8.42      (0.51)%        17.38%    (15.19)%     2.20%      (17.84)%    46%(5)      $    325
  0.00     $10.27      (0.69)%        60.62%    (58.42)%     2.20%        2.70%     64%(5)      $    126


  0.00     $ 8.24       0.45%         18.53%    (17.32)%     1.20%      (17.05)%    46%(5)      $      9
  0.00     $10.36       0.17%         84.15%    (82.95)%     1.20%        3.60%     64%(5)      $     15

                      108 Wells Fargo Equity Gateway Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2008, was comprised of 98 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund, and Strategic Small Cap Value Fund. These Funds are each a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

As of the open of business on July 21, 2008, the Wells Fargo Advantage C&B Large Cap Value Fund (the "Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Wells Fargo Advantage Value Fund (the "Target Fund") (the "Acquisition"). The Acquiring Fund was deemed to be the accounting survivor in the Acquisition.

The Acquisition was completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of the Target Fund on June 30, 2008. The Acquisition was accomplished through the following steps. In a tax-free exchange, the Acquiring Fund issued 193,259 of its Class A shares (valued at $1,545,491), 58,383 of its Class B shares (valued at $463,080), 41,840 of its
Class C shares (valued at $331,524), 2,073,202 of its Investor Class shares (valued at $16,536,245) and 313,185 of its Administrator Class shares (valued at $2,509,142) in exchange for all of the assets and liabilities of the Target Fund. The aggregate net assets of the Target Fund, representing the aggregate net asset value of the Class A shares, Class B shares, Class C shares, Investor Class shares and Administrator Class shares of the Target Fund, at the close of business on July 18, 2008 were valued at $21,385,482 and were combined with those of the Acquiring Fund. Each Target Fund then liquidated by distributing
(i) Class A shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Class A shares of the Target Fund, (ii) Class B shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Class B shares of the Target Fund, (iii) Class C shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Class C shares of the Target Fund, (iv) Investor Class shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Investor Class shares of the Target Fund, and (v) Administrator Class shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Administrator Class shares of the Target Fund. As a result, the Target Fund shareholders received shares of their specified class of the Acquiring Fund with a total value equal to the value of their Target Fund shares at the close of business on July 18, 2008. The Acquiring Fund then transferred in-kind the assets acquired in the Acquisition to the master portfolio in which it invests all or substantially all of its assets in exchange for interests in the master portfolio.

In connection with the Acquisition, the Target Fund was dissolved and terminated as a series of the Trust. The aggregate net assets of the Acquiring Fund immediately after the Acquisition totaled $541,421,180.

In addition, effective at the close of business on June 20, 2008, the Class D shares of the Acquiring Fund was renamed Investor Class shares and was modified to assume the features and attributes associated with Investor Class shares, including its exchange privileges. Similarly, the Class Z shares of the Large Company Growth Fund was renamed Investor Class shares and was modified to assume the features and attributes associated with Investor Class shares, including its exchange privileges.

The C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund, and Strategic Small Cap Value Fund each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the

                      Wells Fargo Equity Gateway Funds 109


Notes to Financial Statements

Master Portfolios for the year ended September 30, 2008, are in this report and should be read in conjunction with each Fund's financial statements. As of September 30, 2008, the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund, and Strategic Small Cap Value Fund own the following percentages of the Master Portfolio(s) in which each Fund invests:

                                      C&B LARGE   DIVERSIFIED   DIVERSIFIED   EMERGING   EQUITY   EQUITY   GROWTH
                                      CAP VALUE      EQUITY        SMALL       GROWTH    INCOME    VALUE   EQUITY
                                         FUND         FUND        CAP FUND      FUND      FUND     FUND     FUND
                                      ---------   -----------   -----------   --------   ------   ------   ------
C&B LARGE CAP VALUE PORTFOLIO            75%          10%           NA           NA        NA       NA       NA
DISCIPLINED GROWTH PORTFOLIO             NA           36%           NA           NA        NA       NA       9%
EMERGING GROWTH PORTFOLIO                NA            9%           65%          4%        NA       NA       8%
EQUITY INCOME PORTFOLIO                  NA           19%           NA           NA        52%      NA       NA
EQUITY VALUE PORTFOLIO                   NA           11%           NA           NA        NA       42%      NA
INDEX PORTFOLIO                          NA            9%           NA           NA        NA       NA       NA
INTERNATIONAL CORE PORTFOLIO             NA           32%           NA           NA        NA       NA       16%
INTERNATIONAL GROWTH PORTFOLIO           NA           21%           NA           NA        NA       NA       10%
INTERNATIONAL INDEX PORTFOLIO            NA           32%           NA           NA        NA       NA       16%
INTERNATIONAL VALUE PORTFOLIO            NA            9%           NA           NA        NA       NA        4%
LARGE CAP APPRECIATION PORTFOLIO         NA           13%           NA           NA        NA       NA       NA
LARGE COMPANY GROWTH PORTFOLIO           NA           10%           NA           NA        NA       NA        4%
SMALL CAP INDEX PORTFOLIO                NA           10%           68%          NA        NA       NA        8%
SMALL COMPANY GROWTH PORTFOLIO           NA            4%           25%          NA        NA       NA        3%
SMALL COMPANY VALUE PORTFOLIO            NA            1%           4%           NA        NA       NA        1%
STRATEGIC SMALL CAP VALUE PORTFOLIO      NA           10%           68%          NA        NA       NA        8%

                                                        LARGE CAP       LARGE         SMALL         SMALL      STRATEGIC
                                      INTERNATIONAL   APPRECIATION     COMPANY       COMPANY       COMPANY     SMALL CAP
                                        VALUE FUND        FUND       GROWTH FUND   GROWTH FUND   VALUE FUND   VALUE FUND
                                      -------------   ------------   -----------   -----------   ----------   ----------
C&B LARGE CAP VALUE PORTFOLIO              NA              NA            NA             NA           NA           NA
DISCIPLINED GROWTH PORTFOLIO               NA              NA            NA             NA           NA           NA
EMERGING GROWTH PORTFOLIO                  NA              NA            NA             NA           NA           NA
EQUITY INCOME PORTFOLIO                    NA              NA            NA             NA           NA           NA
EQUITY VALUE PORTFOLIO                     NA              NA            NA             NA           NA           NA
INDEX PORTFOLIO                            NA              NA            NA             NA           NA           NA
INTERNATIONAL CORE PORTFOLIO               NA              NA            NA             NA           NA           NA
INTERNATIONAL GROWTH PORTFOLIO             NA              NA            NA             NA           NA           NA
INTERNATIONAL INDEX PORTFOLIO              NA              NA            NA             NA           NA           NA
INTERNATIONAL VALUE PORTFOLIO              72%             NA            NA             NA           NA           NA
LARGE CAP APPRECIATION PORTFOLIO           NA              67%           NA             NA           NA           NA
LARGE COMPANY GROWTH PORTFOLIO             NA              NA            70%            NA           NA           NA
SMALL CAP INDEX PORTFOLIO                  NA              NA            NA             NA           NA           NA
SMALL COMPANY GROWTH PORTFOLIO             NA              NA            NA             62%          NA           NA
SMALL COMPANY VALUE PORTFOLIO              NA              NA            NA             NA           67%          NA
STRATEGIC SMALL CAP VALUE PORTFOLIO        NA              NA            NA             NA           NA           0%*

*    The amount invested is less than 1%.

                      110 Wells Fargo Equity Gateway Funds


                                                   Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Equity Income Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At September 30, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                            Undistributed Net    Undistributed Net
FUND                        Investment Income   Realized Gain (Loss)   Paid-in Capital
----                        -----------------   -------------------    ---------------
C&B LARGE CAP VALUE FUND       $        0            $        0          $        0
DIVERSIFIED EQUITY FUND           (66,411)              (11,223)             77,634
DIVERSIFIED SMALL CAP FUND      1,255,910            (1,223,185)            (32,725)
EMERGING GROWTH FUND               45,106               (45,106)                  0
EQUITY INCOME FUND                 22,307            (9,477,416)          9,455,109

                      Wells Fargo Equity Gateway Funds 111


Notes to Financial Statements

                            Undistributed Net     Undistributed Net
FUND                        Investment Income    Realized Gain (Loss)   Paid-in Capital
----                        -----------------    -------------------    ---------------
EQUITY VALUE FUND                 (39,704)                38,986          $      718
GROWTH EQUITY FUND               (364,084)                27,144             336,940
INTERNATIONAL VALUE FUND           89,668                (89,668)                  0
LARGE CAP APPRECIATION FUND        45,378                    (22)            (45,356)
LARGE COMPANY GROWTH FUND               0              5,121,344          (5,121,344)
SMALL COMPANY GROWTH FUND       3,416,926             (3,417,241)                315
SMALL COMPANY VALUE FUND         (618,951)               511,415             107,536
STRATEGIC SMALL CAP VALUE FUND      4,146                    325              (4,471)

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2008.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2005; May 31, 2006; May 31, 2007; May 31, 2008) are
subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                    Capital Loss
FUND                             Expiration Year   Carryforwards
----                             ---------------   -------------
LARGE COMPANY GROWTH FUND             2009          $ 5,401,801
                                      2010           26,043,549
                                      2011           45,522,537
                                      2012           46,100,191
                                      2013           10,507,524
STRATEGIC SMALL CAP VALUE FUND        2016                2,719

At September 30, 2008, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                 Deferred Post-October
FUND                                Capital Loss
----                             ---------------------
C&B LARGE CAP VALUE FUND              $ 9,633,549
DIVERSIFIED SMALL CAP FUND             16,125,427
EMERGING GROWTH FUND                    1,380,583
EQUITY VALUE FUND                      13,307,657
INTERNATIONAL VALUE FUND                1,212,977
LARGE CAP APPRECIATION FUND               850,014
SMALL COMPANY GROWTH FUND              31,497,291
SMALL COMPANY VALUE FUND               24,538,467
STRATEGIC SMALL CAP VALUE FUND              5,085

                      112 Wells Fargo Equity Gateway Funds


                                                   Notes to Financial Statements

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

For each Fund that invests substantially all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing such advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services. Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding subadviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                         Administration Fees
                       Average Daily        (% of Average
                         Net Assets        Daily Net Assets)
                      ----------------   --------------------
Fund level            First $5 billion           0.05
                       Next $5 billion           0.04
                      Over $10 billion           0.03
Class level
Class A               All asset levels           0.28
Class B               All asset levels           0.28
Class C               All asset levels           0.28
Administrator Class   All asset levels           0.10
Institutional Class   All asset levels           0.08
Investor Class        All asset levels           0.40*

* On March 28, 2008, the class level administration fee for Investor Class was reduced by 0.05%. Prior to March 28, 2008, the class level administration fee for Investor Class was 0.45%.

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. Transfer agent fees are paid by Funds Management and not by the Funds.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                   % of Average
SHARE CLASS                                                      Daily Net Assets
----------                                                       ----------------
Class A, Class B, Class C, Administrator Class, Investor Class         0.25

                      Wells Fargo Equity Gateway Funds 113


Notes to Financial Statements

For the year ended September 30, 2008, shareholder servicing fees paid were as follows:

                                                                   Administrator  Institutional  Investor
FUND                              Class A     Class B     Class C     Class            Class       Class
----                             --------     -------    --------  ------------   -------------  --------
C&B LARGE CAP VALUE FUND         $145,021     $45,593    $31,006     $  985,036         NA       $448,189
DIVERSIFIED EQUITY FUND           285,563      73,878      11,731     2,202,782         NA             NA
DIVERSIFIED SMALL CAP FUND             NA          NA          NA     1,595,902         NA             NA
EMERGING GROWTH FUND                   18          NA          13            89         NA         12,210
EQUITY INCOME FUND                350,215      38,064       7,527       274,970         NA             NA
EQUITY VALUE FUND                  14,924       6,020       2,533       333,566         NA             NA
GROWTH EQUITY FUND                 68,046      12,358       2,159       598,608         NA             NA
INTERNATIONAL VALUE FUND           54,680       4,467       2,321       652,989         NA             NA
LARGE CAP APPRECIATION FUND        74,353       7,243       1,496       121,680         NA             NA
LARGE COMPANY GROWTH FUND         787,069      96,644      22,277     2,182,211         NA        207,967
SMALL COMPANY GROWTH FUND           6,820       1,368         539       843,991         NA             NA
SMALL COMPANY VALUE FUND           92,835      17,282       5,960       637,846         NA             NA
STRATEGIC SMALL CAP VALUE FUND        727          NA         585            23         NA             NA

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the year ended September 30, 2008, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended September 30, 2008, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the year ended September 30, 2008, were as follows:

                                                  Net Operating Expense Ratios
                                                  ----------------------------
                                                               Administrator   Institutional  Investor
FUND                           Class A   Class B     Class C       Class           Class       Class
----                          --------   -------    --------   ------------    -------------  --------
C& B LARGE CAP VALUE FUND       1.15%(1)   1.90%(1)   1.90%(1)    0.95%             0.70%       1.20%
DIVERSIFIED EQUITY FUND         1.25%      2.00%      2.00%       1.00%               NA          NA
DIVERSIFIED SMALL CAP FUND        NA         NA         NA        1.00%(2)            NA          NA
EMERGING GROWTH FUND            1.45%        NA       2.20%       1.20%             0.95%       1.49%
EQUITY INCOME FUND              1.10%      1.85%      1.85%       0.85%               NA          NA
EQUITY VALUE FUND               1.25%      2.00%      2.00%       1.00%             0.75%         NA

                      114 Wells Fargo Equity Gateway Funds


                                                   Notes to Financial Statements

                                                       Net Operating Expense Ratios
                                 ----------------------------------------------------------------------
                                                               Administrator   Institutional   Investor
FUND                             Class A   Class B   Class C       Class           Class         Class
----                             -------   -------   -------   -------------   -------------   --------
GROWTH EQUITY FUND                 1.50%     2.25%     2.25%       1.25%           1.05%          NA
INTERNATIONAL VALUE FUND           1.50%     2.25%     2.25%       1.25%           1.05%          NA
LARGE CAP APPRECIATION FUND        1.25%     2.00%     2.00%       1.00%           0.70%          NA
LARGE COMPANY GROWTH FUND          1.20%     1.95%     1.95%       0.95%           0.75%         1.27%(3)
SMALL COMPANY GROWTH FUND          1.45%     2.20%     2.20%       1.20%           0.95%          NA
SMALL COMPANY VALUE FUND           1.45%     2.20%     2.20%       1.20%             NA           NA
STRATEGIC SMALL CAP VALUE FUND     1.45%       NA      2.20%       1.20%             NA           NA

(1) Effective June 20, 2008, the net operating expense ratios for the C&B Large Cap Value Fund Class A decreased from 1.20% to 1.15% and Class B and C decreased from 1.95% to 1.90%. The weighted blended net operating expense ratios for the year ended September 30, 2008, for the C&B Large Cap Value Fund Class A, Class B and Class C are 1.19%, 1.94% and 1.94%, respectively.

(2) Effective June 20, 2008, the net operating expense ratio for the Diversified Small Cap Fund Administrator Class decreased from 1.20% to 1.00%. The weighted blended net operating expense ratios for the year ended September 30, 2008, for the Diversified Small Cap Fund Administrator Class is 1.14%.

(3) Effective January 1, 2008, the net operating expense ratio for the Large Company Growth Fund Investor Class decreased from 1.37% to 1.27%. The weighted blended net operating expense ratios for the year ended September 30, 2008, for the Large Company Growth Fund Investor Class is 1.30%.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2008, were as follows:

FUND*                            Purchases at Cost   Sales Proceeds
-----                            -----------------   --------------
C&B LARGE CAP VALUE FUND           $138,174,785       $390,742,440
DIVERSIFIED EQUITY FUND             399,360,766        614,706,423
DIVERSIFIED SMALL CAP FUND          540,679,292        626,223,075
EMERGING GROWTH FUND                  8,885,842          7,199,156
EQUITY INCOME FUND                   19,777,587        109,960,748
EQUITY VALUE FUND                   478,277,061        398,558,179
GROWTH EQUITY FUND                  115,927,616        185,672,632
INTERNATIONAL VALUE FUND             89,007,547         63,714,918
LARGE CAP APPRECIATION FUND         168,758,371        160,740,759
LARGE COMPANY GROWTH FUND           102,995,074        692,897,479
SMALL COMPANY GROWTH FUND           565,198,374        663,189,654
SMALL COMPANY VALUE FUND            258,947,814        228,968,945
STRATEGIC SMALL CAP VALUE FUND          358,841            469,165

* These Funds seek to achieve their investment objectives by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Prior to its amendment on September 10, 2008, the agreement permitted borrowings of up to $150 million, collectively. Interest was charged to each Fund based on its borrowing at a rate equal to the Federal Funds rate plus 0.40%. In addition, the Funds paid a quarterly commitment fee equal to 0.1% per annum of the credit line. Pursuant to the amendment to the Credit Agreement entered into on September 10, 2008, interest under the Credit Agreement after such date is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

                      Wells Fargo Equity Gateway Funds 115


Notes to Financial Statements

For the year ended September 30, 2008, C&B Large Cap Value Fund and Large Company Growth Fund paid a total of $2,749 and $1,438, respectively, in interest on the following borrowings under the Agreement. There were no outstanding loans under the Agreement as of September 30, 2008.

FUND                             Loan amount   Weighted Average Interest Rate
---                              -----------   ------------------------------
C & B LARGE CAP VALUE FUND       $ 7,000,000              4.71%
LARGE COMPANY GROWTH FUND         20,000,000              2.59%

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year for the Funds with a tax year ended May 31, 2008, and May 31, 2007, was as follows:

                                   Ordinary     Long-Term   Return of   Dividends Paid
                                    Income    Capital Gain   Capital    on Redemption       Total
FUND                                 2008          2008        2008          2008            2008
----                             -----------  ------------  ----------  --------------  ------------
C&B LARGE CAP VALUE FUND         $14,732,450  $ 33,764,617  $        0     $        0   $ 48,497,067
DIVERSIFIED EQUITY FUND           36,595,442   138,597,271           0              0    175,192,713
DIVERSIFIED SMALL CAP FUND        28,407,094    50,543,643   1,846,921              0     80,797,658
EMERGING GROWTH FUND                  32,049             0      19,552              0         51,601
EQUITY INCOME FUND                 4,642,045   109,985,310           0      9,457,317    124,084,672
EQUITY VALUE FUND                  7,412,847     4,829,171           0              0     12,242,018
GROWTH EQUITY FUND                18,189,184    76,762,224           0              0     94,951,408
INTERNATIONAL VALUE FUND           6,690,925     6,372,161           0              0     13,063,086
LARGE CAP APPRECIATION FUND        1,965,574     4,677,412           0              0      6,642,986
LARGE COMPANY GROWTH FUND                  0             0           0              0              0
SMALL COMPANY GROWTH FUND         31,163,183    32,552,263   2,700,082              0     66,415,528
SMALL COMPANY VALUE FUND           6,527,697    30,767,385           0        107,537     37,402,619
STRATEGIC SMALL CAP VALUE FUND           379           792           0              0          1,171

                                  Ordinary      Long-Term   Dividends Paid
                                   Income     Capital Gain  on Redemption        Total
FUND*                               2007          2007         2007              2007
-----                            -----------  ------------  ---------------  ------------
C&B LARGE CAP VALUE FUND         $17,865,757  $ 17,381,087   $         0     $ 35,246,844
DIVERSIFIED EQUITY FUND           27,467,940   103,150,887             0      130,618,827
DIVERSIFIED SMALL CAP FUND        25,193,116    51,730,181             0       76,923,297
EMERGING GROWTH FUND                       0             0             0                0
EQUITY INCOME FUND                15,980,631    88,420,403    12,197,560      116,598,594
EQUITY VALUE FUND                    932,625     1,798,261             0        2,730,886
GROWTH EQUITY FUND                14,885,449    49,236,717             0       64,122,166
INTERNATIONAL VALUE FUND              21,538        64,399             0           85,937
LARGE CAP APPRECIATION FUND        1,573,061     4,848,471             0        6,421,532
LARGE COMPANY GROWTH FUND                  0             0             0                0
SMALL COMPANY GROWTH FUND         45,735,037    35,876,119             0       81,611,156
SMALL COMPANY VALUE FUND           7,970,995    19,119,017             0       27,090,012
STRATEGIC SMALL CAP VALUE FUND             0             0             0                0

                      116 Wells Fargo Equity Gateway Funds


                                                   Notes to Financial Statements

As of May 31, 2008, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of loses on wash sales, REIT and PFIC (Passive Foreign Investment Company) adjustments.

                                                                      Unrealized
                                 Undistributed     Undistributed     Appreciation     Capital Loss
FUND*                            Ordinary Income   Long-Term Gain   (Depreciation)   Carryforward*         Total
-----                            ---------------   --------------   --------------   -------------   ---------------
C&B LARGE CAP VALUE FUND           $2,861,246        $     4,005     $ (18,649,576)  $  (9,633,549)  $   (25,417,874)
DIVERSIFIED EQUITY FUND             4,867,333         54,590,739       175,803,026               0       235,261,098
DIVERSIFIED SMALL CAP FUND                  0                  0           204,881     (16,125,427)      (15,920,546)
EMERGING GROWTH FUND                        0                  0           475,824      (1,380,583)         (904,759)
EQUITY INCOME FUND                    532,050         18,148,008      (212,172,824)              0      (193,492,766)
EQUITY VALUE FUND                   1,306,980              7,363        19,484,682     (13,307,657)        7,491,368
GROWTH EQUITY FUND                    443,996         38,666,323        64,213,810               0       103,324,129
INTERNATIONAL VALUE FUND            6,375,297                  0       (10,595,239)     (1,212,977)       (5,432,919)
LARGE CAP APPRECIATION FUND                 0                  0        10,918,553        (850,014)       10,068,539
LARGE COMPANY GROWTH FUND           4,291,338                  0       126,530,784    (133,575,602)       (2,753,480)
SMALL COMPANY GROWTH FUND                   0                  0       (50,836,922)    (31,497,291)      (82,334,213)
SMALL COMPANY VALUE FUND                    0                  0       (39,561,004)    (24,538,467)      (64,099,471)
STRATEGIC SMALL CAP VALUE FUND              0                  0           (10,643)         (7,805)          (18,448)

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

                      Wells Fargo Equity Gateway Funds 117


Notes to Financial Statements

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements."This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, Management has determined the adoption of SFAS No. 157 will not impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of September 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

                      118 Wells Fargo Equity Gateway Funds


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, Small Company Value Fund, and Strategic Small Cap Value Fund (collectively the "Funds"), thirteen of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                        /s/ KPMG LLP

Philadelphia, Pennsylvania
November 26, 2008

                   Wells Fargo Advantage Master Portfolios 119


Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 95.67%
APPAREL & ACCESSORY STORES: 2.30%
     338,260  KOHL'S CORPORATION+                                                                                    $   15,587,021
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 3.35%
     624,970  JONES APPAREL GROUP INCORPORATED                                                                           11,568,195
     143,560  VF CORPORATION<<                                                                                           11,098,624
                                                                                                                         22,666,819
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.23%
      14,520  NVR INCORPORATED<<                                                                                          8,305,440
                                                                                                                     --------------
BUSINESS SERVICES: 7.10%
     155,000  MANPOWER INCORPORATED                                                                                       6,689,800
     710,510  MICROSOFT CORPORATION                                                                                      18,963,512
     579,440  OMNICOM GROUP INCORPORATED                                                                                 22,343,206
                                                                                                                         47,996,518
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 12.90%
     365,810  AVERY DENNISON CORPORATION                                                                                 16,271,229
     225,520  AVON PRODUCTS INCORPORATED                                                                                  9,374,866
     260,620  COLGATE-PALMOLIVE COMPANY                                                                                  19,637,717
     184,390  HENKEL KGAA ADR                                                                                             5,622,973
     330,294  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                            13,033,401
     336,610  JOHNSON & JOHNSON                                                                                          23,320,341
                                                                                                                         87,260,527
                                                                                                                     --------------
COMMUNICATIONS: 2.39%
     731,497  VODAFONE GROUP PLC ADR                                                                                     16,166,084
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 7.12%
     527,279  BANK OF AMERICA CORPORATION<<                                                                              18,454,765
     255,590  JPMORGAN CHASE & COMPANY                                                                                   11,936,053
     312,391  STATE STREET CORPORATION                                                                                   17,768,800
                                                                                                                         48,159,618
                                                                                                                     --------------
EATING & DRINKING PLACES: 4.10%
     456,590  DARDEN RESTAURANTS INCORPORATED                                                                            13,072,172
     237,950  MCDONALD'S CORPORATION                                                                                     14,681,515
                                                                                                                         27,753,687
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 6.32%
   1,443,080  FLEXTRONICS INTERNATIONAL LIMITED+                                                                         10,217,006
     631,140  GENERAL ELECTRIC COMPANY                                                                                   16,094,070
     551,942  MOLEX INCORPORATED CLASS A                                                                                 11,485,913
     178,412  TYCO ELECTRONICS LIMITED                                                                                    4,934,876
                                                                                                                         42,731,865
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.96%
     298,640  ILLINOIS TOOL WORKS INCORPORATED                                                                           13,274,548
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 2.53%
     248,300  DIAGEO PLC ADR<<                                                                                           17,097,938
                                                                                                                     --------------
HEALTH SERVICES: 1.84%
     253,240  CARDINAL HEALTH INCORPORATED                                                                               12,479,667
                                                                                                                     --------------

                   120 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
HOLDING & OTHER INVESTMENT OFFICES: 2.93%
       4,515  BERKSHIRE HATHAWAY INCORPORATED CLASS B+                                                               $   19,843,425
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 8.58%
     367,013  DELL INCORPORATED+                                                                                          6,048,374
     311,000  DIEBOLD INCORPORATED                                                                                       10,297,210
     390,580  DOVER CORPORATION                                                                                          15,838,019
     198,500  EATON CORPORATION                                                                                          11,151,730
     441,980  PITNEY BOWES INCORPORATED                                                                                  14,700,255
                                                                                                                         58,035,588
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 2.97%
     621,800  WILLIS GROUP HOLDINGS LIMITED                                                                              20,059,268
                                                                                                                     --------------
INSURANCE CARRIERS: 4.40%
     438,580  ALLSTATE CORPORATION<<                                                                                     20,227,310
     745,500  OLD REPUBLIC INTERNATIONAL CORPORATION                                                                      9,505,125
                                                                                                                         29,732,435
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 6.15%
      79,020  BECTON DICKINSON & COMPANY                                                                                  6,342,145
   1,008,702  BOSTON SCIENTIFIC CORPORATION+                                                                             12,376,774
     443,230  QUEST DIAGNOSTICS INCORPORATED                                                                             22,901,694
                                                                                                                         41,620,613
                                                                                                                     --------------
MEDICAL PRODUCTS: 1.81%
     186,070  BAXTER INTERNATIONAL INCORPORATED                                                                          12,211,774
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.80%
     348,622  TYCO INTERNATIONAL LIMITED                                                                                 12,208,742
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 1.17%
   1,357,635  OFFICE DEPOT INCORPORATED+<<                                                                                7,901,436
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 3.42%
     653,590  AMERICAN EXPRESS COMPANY                                                                                   23,156,694
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 3.78%
     329,490  EXXON MOBIL CORPORATION                                                                                    25,588,193
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 0.92%
     176,910  HUBBELL INCORPORATED CLASS B                                                                                6,200,696
                                                                                                                     --------------
TRAVEL & RECREATION: 1.87%
     357,130  CARNIVAL CORPORATION                                                                                       12,624,546
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 2.73%
     285,350  KIMBERLY-CLARK CORPORATION                                                                                 18,502,092
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $725,019,647)                                                                                 647,165,234
                                                                                                                     --------------
PREFERRED STOCKS: 1.39%
     258,570  HENKEL KGAA ADR PREFERRED                                                                                   9,406,906
TOTAL PREFERRED STOCKS (COST $12,149,904)                                                                                 9,406,906
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 5.03%

                   Wells Fargo Advantage Master Portfolios 121


Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.43%
     727,472  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                              $      727,472
     727,472  DAILY ASSETS FUND INSTITUTIONAL                                                                               727,472
     727,472  DREYFUS CASH MANAGEMENT FUND                                                                                  727,472
     727,472  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               727,472
                                                                                                                          2,909,888
                                                                                                                     --------------


  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 4.60%
$    592,449  ATLANTIS ONE FUNDING CORPORATION++                                            6.75%       10/01/2008          592,449
     275,557  BANCO SANTANDER TOTTA LOAN+/-++                                               2.51        10/15/2008          275,539
     275,557  BANK OF IRELAND+/-++                                                          2.80        10/14/2008          275,550
   4,960,034  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
              BACKED SECURITIES (MATURITY VALUE $4,960,344)                                 2.25        10/01/2008        4,960,034
     281,407  CHEYNE FINANCE LLC+/-++(a)(i)####                                             2.08        02/25/2008            4,643
     216,655  CHEYNE FINANCE LLC+/-(a)(i)####                                               7.04        05/19/2008            3,575
     178,264  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
              BACKED SECURITIES (MATURITY VALUE $178,270)                                   1.15        10/01/2008          178,264
   5,417,459  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
              SECURITIES (MATURITY VALUE $5,417,798)                                        2.25        10/01/2008        5,417,459
   1,056,872  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          460,479
     716,449  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                           2.58        10/16/2008          716,449
     585,008  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
              MARKET SECURITIES (MATURITY VALUE $585,118)                                   6.75        10/01/2008          585,008
   5,417,459  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
              BACKED SECURITIES (MATURITY VALUE $5,417,722)                                 1.75        10/01/2008        5,417,459
     592,449  MATCHPOINT MASTER TRUST++                                                     6.75        10/01/2008          592,449
     592,449  MONT BLANC CAPITAL CORPORATION++                                              7.50        10/01/2008          592,449
      50,978  MORGAN STANLEY+/-                                                             2.64        10/15/2008           50,978
   4,449,702  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
              BACKED SECURITIES (MATURITY VALUE $4,449,826)                                 1.00        10/01/2008        4,449,702
     551,115  NORTHERN ROCK PLC+/-++                                                        2.52        10/03/2008          551,064
     165,334  ROYAL BANK OF CANADA                                                          0.25        10/01/2008          165,334
     540,093  ROYAL BANK OF CANADA                                                          8.00        10/01/2008          540,093
     451,914  ROYAL BANK OF CANADA                                                         10.00        10/01/2008          451,914
     297,602  ROYAL BANK OF CANADA                                                         11.00        10/01/2008          297,602
     451,914  ROYAL BANK OF CANADA                                                         12.00        10/01/2008          451,914
     592,449  STARBIRD FUNDING CORPORATION++                                                7.00        10/01/2008          592,449
     592,449  TULIP FUNDING CORPORATION++                                                   6.75        10/01/2008          592,449
     275,557  UNICREDITO ITALIANO BANK (IRELAND)+/-++                                       2.52        10/14/2008          275,546
     275,557  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                            2.52        10/08/2008          275,551
     592,449  VERSAILLES CP LLC++                                                           7.00        10/01/2008          592,449
     341,691  VICTORIA FINANCE LLC+/-++(a)(i)####                                           4.05        04/03/2008          263,102
     551,115  VICTORIA FINANCE LLC+/-++(a)(i)####                                           4.06        02/15/2008          424,358
     473,959  VICTORIA FINANCE LLC+/-++(a)(i)####                                           7.07        07/28/2008          364,948
     275,557  VICTORIA FINANCE LLC+/-++(a)(i)####                                           7.10        08/07/2008          212,179
     551,115  WHITE PINE FINANCE LLC+/-++(a)(i)####                                         4.01        02/22/2008          505,371
                                                                                                                         31,128,809
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $34,901,955)                                                               34,038,697
                                                                                                                     --------------

                   122 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

C&B LARGE CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 4.20%
  28,412,552  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           $   28,412,552
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $28,412,552)                                                                          28,412,552
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $800,484,058)*               106.29%                                                                           $  719,023,389
OTHER ASSETS AND LIABILITIES, NET   (6.29)                                                                              (42,577,575)
                                   ------                                                                            --------------
TOTAL NET ASSETS                   100.00%                                                                           $  676,445,814
                                   ------                                                                            --------------

+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $28,412,552.

* Cost for federal income tax purposes is $803,739,450 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  28,901,222
Gross unrealized depreciation                 (113,617,283)
                                             -------------
Net unrealized appreciation (depreciation)   $ (84,716,061)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 123


Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 97.29%
APPAREL & ACCESSORY STORES: 2.36%
      79,700  AEROPOSTALE INCORPORATED+<<                                                                            $    2,559,167
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 2.39%
      57,300  WARNACO GROUP INCORPORATED+<<                                                                               2,595,117
                                                                                                                     --------------
BIOPHARMACEUTICALS: 1.98%
      27,760  CEPHALON INCORPORATED+<<                                                                                    2,151,122
                                                                                                                     --------------
BUSINESS SERVICES: 17.71%
      60,900  ADOBE SYSTEMS INCORPORATED                                                                                  2,403,723
      64,200  AUTODESK INCORPORATED+                                                                                      2,153,910
      77,300  BMC SOFTWARE INCORPORATED+                                                                                  2,213,099
      85,900  CA INCORPORATED                                                                                             1,714,564
      40,935  GLOBAL PAYMENTS INCORPORATED                                                                                1,836,344
     104,300  JUNIPER NETWORKS INCORPORATED+                                                                              2,197,601
      10,300  MASTERCARD INCORPORATED CLASS A                                                                             1,826,499
      96,600  NCR CORPORATION+                                                                                            2,130,030
     141,200  SYMANTEC CORPORATION+                                                                                       2,764,696
                                                                                                                         19,240,466
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 6.40%
      31,600  COLGATE-PALMOLIVE COMPANY                                                                                   2,381,060
      25,300  MONSANTO COMPANY                                                                                            2,504,194
      39,500  SIGMA-ALDRICH CORPORATION                                                                                   2,070,590
                                                                                                                          6,955,844
                                                                                                                     --------------
EDUCATIONAL SERVICES: 2.39%
      43,700  APOLLO GROUP INCORPORATED CLASS A+                                                                          2,591,410
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.66%
      48,945  ALLEGHENY ENERGY INCORPORATED                                                                               1,799,708
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 7.66%
      65,200  AMPHENOL CORPORATION CLASS A                                                                                2,617,128
     138,900  QLOGIC CORPORATION+<<                                                                                       2,133,504
      45,000  QUALCOMM INCORPORATED                                                                                       1,933,650
      29,430  SOHU.COM INCORPORATED+                                                                                      1,640,723
                                                                                                                          8,325,005
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 4.45%
      65,700  ACCENTURE LIMITED CLASS A                                                                                   2,496,600
      43,100  JACOBS ENGINEERING GROUP INCORPORATED+                                                                      2,340,761
                                                                                                                          4,837,361
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 1.61%
      24,500  PEPSICO INCORPORATED                                                                                        1,746,115
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 6.78%
      71,500  BIG LOTS INCORPORATED+                                                                                      1,989,845
      63,200  BJ'S WHOLESALE CLUB INCORPORATED+                                                                           2,455,952
      48,800  WAL-MART STORES INCORPORATED                                                                                2,922,632

                                                                                                                          7,368,429
                                                                                                                     --------------

                   124 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 12.32%
      54,500  AGCO CORPORATION<<                                                                                     $    2,322,245
      35,300  CUMMINS INCORPORATED                                                                                        1,543,316
      53,500  DOVER CORPORATION                                                                                           2,169,425
      58,700  HEWLETT-PACKARD COMPANY                                                                                     2,714,288
      22,800  INTERNATIONAL BUSINESS MACHINES CORPORATION                                                                 2,666,688
      39,200  NATIONAL OILWELL VARCO INCORPORATED+                                                                        1,969,016
                                                                                                                         13,384,978
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.76%
      76,300  UNUMPROVIDENT CORPORATION                                                                                   1,915,130
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 4.95%
      36,200  BECTON DICKINSON & COMPANY                                                                                  2,905,412
      44,900  THERMO FISHER SCIENTIFIC INCORPORATED+                                                                      2,469,500
                                                                                                                          5,374,912
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 3.52%
       5,130  INTUITIVE SURGICAL INCORPORATED+                                                                            1,236,227
      59,400  ST. JUDE MEDICAL INCORPORATED+                                                                              2,583,306
                                                                                                                          3,819,533
                                                                                                                     --------------
MEDICAL MANAGEMENT SERVICES: 2.08%
      30,600  EXPRESS SCRIPTS INCORPORATED+                                                                               2,258,892
                                                                                                                     --------------
MEDICAL PRODUCTS: 2.06%
      34,100  BAXTER INTERNATIONAL INCORPORATED                                                                           2,237,983
                                                                                                                     --------------
MISCELLANEOUS SERVICES: 1.74%
      19,985  D&B CORPORATION                                                                                             1,885,785
                                                                                                                     --------------
OIL & GAS EXTRACTION: 5.58%
      23,600  DEVON ENERGY CORPORATION                                                                                    2,152,320
      32,200  ENSCO INTERNATIONAL INCORPORATED                                                                            1,855,686
      29,100  OCCIDENTAL PETROLEUM CORPORATION                                                                            2,050,095
                                                                                                                          6,058,101
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.05%
      28,700  EXXON MOBIL CORPORATION                                                                                     2,228,842
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 1.67%
      33,200  CSX CORPORATION<<                                                                                           1,811,724
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.71%
      60,800  NASDAQ STOCK MARKET INCORPORATED+                                                                           1,858,656
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 2.46%
      44,500  UNITED TECHNOLOGIES CORPORATION                                                                             2,672,670
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $107,146,532)                                                                                 105,676,950
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 7.48%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.64%
     173,608  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                     173,608
     173,608  DAILY ASSETS FUND INSTITUTIONAL                                                                               173,608
     173,608  DREYFUS CASH MANAGEMENT FUND                                                                                  173,608
     173,608  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               173,608

                                                                                                                            694,432
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 125


Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS: 6.84%
$    141,385  ATLANTIS ONE FUNDING CORPORATION++                                            6.75%       10/01/2008   $      141,385
      65,761  BANCO SANTANDER TOTTA LOAN+/-++                                               2.51        10/15/2008           65,756
      65,761  BANK OF IRELAND+/-++                                                          2.80        10/14/2008           65,759
   1,183,691  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $1,183,765)                                     2.25        10/01/2008        1,183,691
      67,157  CHEYNE FINANCE LLC+/-++(a)(i)####                                             2.08        02/25/2008            1,108
      51,704  CHEYNE FINANCE LLC+/-(a)(i)####                                               7.04        05/19/2008              853
      42,542  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $42,543)                                 1.15        10/01/2008           42,542
   1,292,854  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $1,292,935)                                     2.25        10/01/2008        1,292,854
     252,218  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          109,891
     170,978  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                           2.58        10/16/2008          170,978
     139,610  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $139,636)                                6.75        10/01/2008          139,610
   1,292,854  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $1,292,917)                              1.75        10/01/2008        1,292,854
     141,385  MATCHPOINT MASTER TRUST++                                                     6.75        10/01/2008          141,385
     141,385  MONT BLANC CAPITAL CORPORATION++                                              7.50        10/01/2008          141,385
      12,166  MORGAN STANLEY+/-                                                             2.64        10/15/2008           12,166
   1,061,903  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $1,061,932)                              1.00        10/01/2008        1,061,903
     131,521  NORTHERN ROCK PLC+/-++                                                        2.52        10/03/2008          131,509
      39,456  ROYAL BANK OF CANADA                                                          0.25        10/01/2008           39,456
     128,891  ROYAL BANK OF CANADA                                                          8.00        10/01/2008          128,891
     107,847  ROYAL BANK OF CANADA                                                         10.00        10/01/2008          107,847
      71,021  ROYAL BANK OF CANADA                                                         11.00        10/01/2008           71,021
     107,847  ROYAL BANK OF CANADA                                                         12.00        10/01/2008          107,847
     141,385  STARBIRD FUNDING CORPORATION++                                                7.00        10/01/2008          141,385
     141,385  TULIP FUNDING CORPORATION++                                                   6.75        10/01/2008          141,385
      65,761  UNICREDITO ITALIANO BANK (IRELAND)+/-++                                       2.52        10/14/2008           65,758
      65,761  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                            2.52        10/08/2008           65,759
     141,385  VERSAILLES CP LLC++                                                           7.00        10/01/2008          141,385
      81,543  VICTORIA FINANCE LLC+/-++(a)(i)####                                           4.05        04/03/2008           62,788
     131,521  VICTORIA FINANCE LLC+/-++(a)(i)####                                           4.06        02/15/2008          101,271
     113,108  VICTORIA FINANCE LLC+/-++(a)(i)####                                           7.07        07/28/2008           87,093
      65,761  VICTORIA FINANCE LLC+/-++(a)(i)####                                           7.10        08/07/2008           50,636
     131,521  WHITE PINE FINANCE LLC+/-++(a)(i)####                                         4.01        02/22/2008          120,609

                                                                                                                          7,428,760
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,263,722)                                                                 8,123,192
                                                                                                                     --------------

                   126 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

DISCIPLINED GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 3.20%
   3,473,513  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           $    3,473,513
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,473,513)                                                                            3,473,513
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $118,883,767)*               107.97%                                                                           $  117,273,655
OTHER ASSETS AND LIABILITIES, NET   (7.97)                                                                               (8,652,290)
                                   ------                                                                            --------------
TOTAL NET ASSETS                   100.00%                                                                           $  108,621,365
                                   ------                                                                            --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $3,473,513.

* Cost for federal income tax purposes is $119,060,044 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 7,981,685
Gross unrealized depreciation                 (9,768,074)
                                             -----------
Net unrealized appreciation (depreciation)   $(1,786,389)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 127


Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 96.45%
AMUSEMENT & RECREATION SERVICES: 0.97%
      31,400  WMS INDUSTRIES INCORPORATED+                                                                           $      959,898
                                                                                                                     --------------
APPAREL & ACCESSORY STORES: 0.69%
      10,100  AEROPOSTALE INCORPORATED+                                                                                     324,311
       6,400  THE BUCKLE INCORPORATED<<                                                                                     355,456
                                                                                                                            679,767
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 1.66%
      27,100  TRUE RELIGION APPAREL INCORPORATED+                                                                           700,535
      20,900  WARNACO GROUP INCORPORATED+<<                                                                                 946,561
                                                                                                                          1,647,096
                                                                                                                     --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.61%
      41,900  COPART INCORPORATED+                                                                                        1,592,200
                                                                                                                     --------------
BIOPHARMACEUTICALS: 3.83%
      60,600  ALEXION PHARMACEUTICALS INCORPORATED+<<                                                                     2,381,580
      13,500  UNITED THERAPEUTICS CORPORATION+<<                                                                          1,419,795
                                                                                                                          3,801,375
                                                                                                                     --------------
BUSINESS SERVICES: 15.54%
      13,000  ANSYS INCORPORATED+                                                                                           492,310
       5,100  BANKRATE INCORPORATED+                                                                                        198,441
      34,900  CAPELLA EDUCATION COMPANY+                                                                                  1,495,814
      83,600  CONCUR TECHNOLOGIES INCORPORATED+<<                                                                         3,198,536
      90,100  CYBERSOURCE CORPORATION+                                                                                    1,451,511
      12,200  F5 NETWORKS INCORPORATED+                                                                                     285,236
      85,000  FALCONSTOR SOFTWARE INCORPORATED+                                                                             455,600
      37,700  IGATE CORPORATION+                                                                                            326,859
       2,513  MASTECH HOLDINGS INCORPORATED+                                                                                 19,101
      23,900  MEDASSETS INCORPORATED+                                                                                       411,080
      38,800  MERCADOLIBRE INCORPORATED+<<                                                                                  789,580
      92,000  PHASE FORWARD INCORPORATED+                                                                                 1,923,720
      56,720  RISKMETRICS GROUP INCORPORATED+<<                                                                           1,110,010
      24,600  SHANDA INTERACTIVE ENTERTAINMENT LIMITED ADR+<<                                                               628,530
      77,550  VOCUS INCORPORATED+                                                                                         2,633,598
                                                                                                                         15,419,926
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 3.93%
       6,300  FMC CORPORATION                                                                                               323,757
      31,300  IDEXX LABORATORIES INCORPORATED+<<                                                                          1,715,240
      45,200  MARTEK BIOSCIENCES CORPORATION+                                                                             1,420,184
      19,400  PHARMERICA CORPORATION+                                                                                       436,306
                                                                                                                          3,895,487
                                                                                                                     --------------
COAL MINING: 0.63%
      11,700  PENN VIRGINIA CORPORATION<<                                                                                   625,248
                                                                                                                     --------------
COMMUNICATIONS: 1.74%
      24,900  EQUINIX INCORPORATED+<<                                                                                     1,729,554
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 0.12%
       2,100  SVB FINANCIAL GROUP+<<                                                                                        121,632
                                                                                                                     --------------

                   128 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
E-COMMERCE/SERVICES: 1.42%
      20,600  PRICELINE.COM INCORPORATED+<<                                                                          $    1,409,658
                                                                                                                     --------------
EATING & DRINKING PLACES: 3.24%
     131,000  BURGER KING HOLDINGS INCORPORATED                                                                           3,217,360
                                                                                                                     --------------
EDUCATIONAL SERVICES: 4.35%
     12,100   AMERICAN PUBLIC EDUCATION INCORPORATED+<<                                                                     584,188
     78,900   K12 INCORPORATED+                                                                                           2,090,850
     25,600   NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP INCORPORATED+                                                     1,644,544
                                                                                                                          4,319,582
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 2.38%
      19,900  CLEAN HARBORS INCORPORATED+                                                                                 1,344,245
      29,500  WASTE CONNECTIONS INCORPORATED+                                                                             1,011,850
                                                                                                                          2,356,095
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 7.40%
      11,750  DIODES INCORPORATED+                                                                                          216,788
     218,700  HARMONIC INCORPORATED+                                                                                      1,848,015
      43,800  JA SOLAR HOLDINGS COMPANY LIMITED+<<                                                                          463,404
      48,700  MICROSEMI CORPORATION+                                                                                      1,240,876
      91,900  MONOLITHIC POWER SYSTEMS+                                                                                   1,596,303
      68,900  SOLERA HOLDINGS INCORPORATED+                                                                               1,978,808
                                                                                                                          7,344,194
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 2.29%
       7,200  CORE LABORATORIES NV<<                                                                                        729,504
      22,500  RESOURCES CONNECTION INCORPORATED+                                                                            506,925
      10,300  SEQUENOM INCORPORATED+                                                                                        274,186
      20,600  STANLEY INCORPORATED+                                                                                         760,346
                                                                                                                          2,270,961
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 2.08%
      18,600  CENTRAL EUROPEAN DISTRIBUTION CORPORATION+<<                                                                  844,626
      36,700  EURAND NV+                                                                                                    666,472
      18,700  TREEHOUSE FOODS INCORPORATED+                                                                                 555,390
                                                                                                                          2,066,488
                                                                                                                     --------------
FOOTWEAR: 0.63%
       6,000  DECKERS OUTDOOR CORPORATION+<<                                                                                624,480
                                                                                                                     --------------
HEALTH SERVICES: 1.66%
       9,200  CARDIONET INCORPORATED+                                                                                       229,632
      32,800  CRYOLIFE INCORPORATED+                                                                                        430,336
      30,300  GENOPTIX INCORPORATED+                                                                                        989,901
                                                                                                                         1,649,869
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.01%
      30,950  COLFAX CORPORATION+                                                                                           517,175
      42,400  DATA DOMAIN INCORPORATED+<<                                                                                   944,248
      43,320  WOODWARD GOVERNOR COMPANY                                                                                   1,527,896
                                                                                                                          2,989,319
                                                                                                                     --------------
INSURANCE CARRIERS: 0.34%
       6,000  PROASSURANCE CORPORATION+                                                                                     336,000
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 129


Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
LEGAL SERVICES: 1.75%
      24,100  FTI CONSULTING INCORPORATED+                                                                           $    1,740,984
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 15.23%
      35,400  AXSYS TECHNOLOGIES INCORPORATED+                                                                            2,086,476
       6,300  BIO-RAD LABORATORIES INCORPORATED+                                                                            624,456
      28,900  BRUKER BIOSCIENCES CORPORATION+                                                                               385,237
      21,000  CELERA CORPORATION+                                                                                           324,450
      44,100  CONMED CORPORATION+                                                                                         1,411,200
      17,300  ENERGY CONVERSION DEVICES INCORPORATED+<<                                                                   1,007,725
     111,400  ICON PLC ADR+<<                                                                                             4,261,050
      60,300  MASIMO CORPORATION+<<                                                                                       2,243,160
      16,400  NATUS MEDICAL INCORPORATED+                                                                                   371,624
      11,400  STERIS CORPORATION                                                                                            428,412
      64,600  WRIGHT MEDICAL GROUP INCORPORATED+<<                                                                        1,966,424
                                                                                                                         15,110,214
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 3.25%
      65,260  NUVASIVE INCORPORATED+<<                                                                                    3,219,276
                                                                                                                     --------------
MEDICAL PRODUCTS: 1.02%
      58,600  VOLCANO CORPORATION+                                                                                        1,013,194
                                                                                                                     --------------
OIL & GAS EXTRACTION: 5.57%
      58,400  ARENA RESOURCES INCORPORATED+<<                                                                             2,268,840
       7,600  ATWOOD OCEANICS INCORPORATED+                                                                                 276,640
      16,400  CARRIZO OIL & GAS INCORPORATED+<<                                                                             594,828
      14,900  CNX GAS CORPORATION+                                                                                          333,611
       7,500  GOODRICH PETROLEUM CORPORATION+                                                                               326,925
      13,200  PETROLEUM DEVELOPMENT CORPORATION+                                                                            585,684
      26,700  REX ENERGY CORPORATED+<<                                                                                      420,792
      27,000  WILLBROS GROUP INCORPORATED+<<                                                                                715,500
                                                                                                                          5,522,820
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 3.12%
      30,100  MSCI INCORPORATED+<<                                                                                          722,400
      72,300  VISTAPRINT LIMITED+<<                                                                                       2,374,332
                                                                                                                          3,096,732
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 2.16%
      48,400  KANSAS CITY SOUTHERN+                                                                                       2,147,024
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.41%
       8,400  WEST PHARMACEUTICAL SERVICES INCORPORATED                                                                     410,088
                                                                                                                     --------------
SOCIAL SERVICES: 0.86%
      21,500  ALMOST FAMILY INCORPORATED+<<                                                                                 850,325
                                                                                                                     --------------
SOFTWARE: 0.75%
      12,500  MANTECH INTERNATIONAL CORPORATION CLASS A+                                                                    741,125
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 1.10%
      34,300  AEROVIRONMENT INCORPORATED+                                                                                 1,095,885
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 1.71%
      99,800  LKQ CORPORATION+                                                                                            1,693,605
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $97,600,035)                                                                                   95,697,461
                                                                                                                     --------------

                   130 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COLLATERAL FOR SECURITIES LENDING: 31.68%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.71%
     671,658  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                              $      671,658
     671,658  DAILY ASSETS FUND INSTITUTIONAL                                                                               671,658
     671,658  DREYFUS CASH MANAGEMENT FUND                                                                                  671,658
     671,658  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               671,658
                                                                                                                          2,686,632
                                                                                                                     --------------

 PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE       VALUE
------------                                                                           -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS: 28.97%
$    546,994  ATLANTIS ONE FUNDING CORPORATION++                                            6.75%       10/01/2008          546,994
     254,416  BANCO SANTANDER TOTTA LOAN+/-++                                               2.51        10/15/2008          254,399
     254,416  BANK OF IRELAND+/-++                                                          2.80        10/14/2008          254,409
   4,579,483  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $4,579,769)                                     2.25        10/01/2008        4,579,483
     259,817  CHEYNE FINANCE LLC+/-++(a)(i)####                                             2.08        02/25/2008            4,287
     200,032  CHEYNE FINANCE LLC+/-(a)(i)####                                               7.04        05/19/2008            3,301
     164,587  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $164,592)                                1.15        10/01/2008          164,587
   5,001,814  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $5,002,127)                                     2.25        10/01/2008        5,001,814
     975,785  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          425,150
     661,481  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                           2.58        10/16/2008          661,481
     540,125  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $540,226)                                6.75        10/01/2008          540,125
   5,001,814  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $5,002,057)                              1.75        10/01/2008        5,001,814
     546,994  MATCHPOINT MASTER TRUST++                                                     6.75        10/01/2008          546,994
     546,994  MONT BLANC CAPITAL CORPORATION++                                              7.50        10/01/2008          546,994
      47,067  MORGAN STANLEY+/-                                                             2.64        10/15/2008           47,067
   4,108,305  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $4,108,419)                              1.00        10/01/2008        4,108,305
     508,831  NORTHERN ROCK PLC+/-++                                                        2.52        10/03/2008          508,785
     152,649  ROYAL BANK OF CANADA                                                          0.25        10/01/2008          152,649
     498,655  ROYAL BANK OF CANADA                                                          8.00        10/01/2008          498,655
     417,242  ROYAL BANK OF CANADA                                                         10.00        10/01/2008          417,242
     274,769  ROYAL BANK OF CANADA                                                         11.00        10/01/2008          274,769
     417,242  ROYAL BANK OF CANADA                                                         12.00        10/01/2008          417,242
     546,994  STARBIRD FUNDING CORPORATION++                                                7.00        10/01/2008          546,994
     546,994  TULIP FUNDING CORPORATION++                                                   6.75        10/01/2008          546,994
     254,416  UNICREDITO ITALIANO BANK (IRELAND)+/-++                                       2.52        10/14/2008          254,405
     254,416  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                            2.52        10/08/2008          254,410
     546,994  VERSAILLES CP LLC++                                                           7.00        10/01/2008          546,994
     315,476  VICTORIA FINANCE LLC+/-++(a)(i)####                                           4.05        04/03/2008          242,916
     508,831  VICTORIA FINANCE LLC+/-++(a)(i)####                                           4.06        02/15/2008          391,800
     437,595  VICTORIA FINANCE LLC+/-++(a)(i)####                                           7.07        07/28/2008          336,948
     254,416  VICTORIA FINANCE LLC+/-++(a)(i)####                                           7.10        08/07/2008          195,900
     508,831  WHITE PINE FINANCE LLC+/-++(a)(i)####                                         4.01        02/22/2008          466,594
                                                                                                                         28,740,501
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $31,793,736)                                                               31,427,133
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 131


Portfolio of Investments--September 30, 2008

EMERGING GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INVESTMENT COMPANIES: 1.31%
      18,400  ISHARES RUSSELL 2000 GROWTH INDEX FUND<<                                                               $    1,301,248
TOTAL INVESTMENT COMPANIES (COST $1,447,063)                                                                              1,301,248
                                                                                                                     --------------
SHORT-TERM INVESTMENTS: 3.11%
   3,085,099  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                3,085,099
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,085,099)                                                                            3,085,099
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $133,925,933)*                            132.55%                                                              $  131,510,941
OTHER ASSETS AND LIABILITIES, NET               (32.55)                                                                 (32,293,591)
                                                ------                                                               --------------
TOTAL NET ASSETS                                100.00%                                                              $   99,217,350
                                                ------                                                               --------------

+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $3,085,099.

* Cost for federal income tax purposes is $135,407,898 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  6,623,145
Gross unrealized depreciation                 (10,520,102)
                                             ------------
Net unrealized appreciation (depreciation)   $ (3,896,957)

The accompanying notes are an integral part of these financial statements.

                   132 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 98.87%
BUSINESS SERVICES: 3.02%
     143,225  MICROSOFT CORPORATION                                                                                  $    3,822,675
     114,000  ORACLE CORPORATION+                                                                                         2,315,340
     239,325  SYMANTEC CORPORATION+                                                                                       4,685,984
                                                                                                                         10,823,999
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 14.90%
     101,850  ABBOTT LABORATORIES                                                                                         5,864,523
      59,947  AIR PRODUCTS & CHEMICALS INCORPORATED                                                                       4,105,770
     192,425  BRISTOL-MYERS SQUIBB COMPANY                                                                                4,012,061
      22,025  COLGATE-PALMOLIVE COMPANY                                                                                   1,659,584
     122,709  E.I. DU PONT DE NEMOURS & COMPANY                                                                           4,945,173
     102,240  JOHNSON & JOHNSON                                                                                           7,083,187
     347,085  PFIZER INCORPORATED                                                                                         6,400,247
     144,860  PROCTER & GAMBLE COMPANY                                                                                   10,095,293
      73,031  ROHM & HAAS COMPANY<<                                                                                       5,112,170
     127,400  SCHERING-PLOUGH CORPORATION                                                                                 2,353,078
      46,000  WYETH                                                                                                       1,699,240
                                                                                                                         53,330,326
                                                                                                                     --------------
COMMUNICATIONS: 5.75%
     426,940  AT&T INCORPORATED                                                                                          11,920,165
     270,436  VERIZON COMMUNICATIONS INCORPORATED                                                                         8,678,291
                                                                                                                         20,598,456
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 14.80%
     326,230  BANK OF AMERICA CORPORATION<<                                                                              11,418,050
     202,505  BANK OF NEW YORK MELLON CORPORATION                                                                         6,597,613
     354,840  CITIGROUP INCORPORATED                                                                                      7,277,768
     344,090  JPMORGAN CHASE & COMPANY                                                                                   16,069,003
      70,750  STATE STREET CORPORATION                                                                                    4,024,260
     211,556  US BANCORP                                                                                                  7,620,247
                                                                                                                         53,006,941
                                                                                                                     --------------
EATING & DRINKING PLACES: 1.35%
      78,420  MCDONALD'S CORPORATION                                                                                      4,838,514
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 5.18%
      94,166  DOMINION RESOURCES INCORPORATED<<                                                                           4,028,421
         525  EXELON CORPORATION                                                                                             32,876
      42,995  FIRSTENERGY CORPORATION                                                                                     2,880,235
     132,570  FPL GROUP INCORPORATED                                                                                      6,668,271
      50,275  MDU RESOURCES GROUP INCORPORATED                                                                            1,457,975
     106,530  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                                3,493,119
                                                                                                                         18,560,897
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT:
   6.12%
     142,900  CISCO SYSTEMS INCORPORATED+                                                                                 3,223,824
     120,875  EMERSON ELECTRIC COMPANY                                                                                    4,930,491
     424,294  GENERAL ELECTRIC COMPANY                                                                                   10,819,497
     157,795  NOKIA OYJ ADR                                                                                               2,942,877
                                                                                                                         21,916,689
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 133


Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.91%
      82,875  COMMERCIAL METALS COMPANY                                                                              $    1,399,759
      94,560  FORTUNE BRANDS INCORPORATED                                                                                 5,423,962
                                                                                                                          6,823,721
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 2.60%
      64,662  KRAFT FOODS INCORPORATED CLASS A                                                                            2,117,681
     101,095  PEPSICO INCORPORATED                                                                                        7,205,041
                                                                                                                          9,322,722
                                                                                                                     --------------
FOOD STORES: 0.85%
     128,300  SAFEWAY INCORPORATED                                                                                        3,043,276
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 2.25%
     163,995  TARGET CORPORATION                                                                                          8,043,955
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.07%
      59,116  3M COMPANY                                                                                                  4,038,214
     181,670  HEWLETT-PACKARD COMPANY                                                                                     8,400,421
     223,250  INTEL CORPORATION                                                                                           4,181,473
      43,792  INTERNATIONAL BUSINESS MACHINES CORPORATION                                                                 5,121,912
                                                                                                                         21,742,020
                                                                                                                     --------------
INSURANCE CARRIERS: 4.89%
     143,405  METLIFE INCORPORATED                                                                                        8,030,680
      25,800  PRUDENTIAL FINANCIAL INCORPORATED                                                                           1,857,600
     168,150  THE TRAVELERS COMPANIES INCORPORATED                                                                        7,600,380
                                                                                                                         17,488,660
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 1.77%
      44,234  BECTON DICKINSON & COMPANY                                                                                  3,550,221
      74,425  ROCKWELL AUTOMATION INCORPORATED                                                                            2,779,030
                                                                                                                          6,329,251
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 1.36%
      97,275  MEDTRONIC INCORPORATED                                                                                      4,873,478
                                                                                                                     --------------
MEDICAL PRODUCTS: 0.79%
      89,775  MERCK & COMPANY INCORPORATED                                                                                2,833,299
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 1.11%
     118,375  CVS CAREMARK CORPORATION                                                                                    3,984,503
                                                                                                                     --------------
MOTION PICTURES: 1.81%
     245,050  TIME WARNER INCORPORATED                                                                                    3,212,606
     106,215  WALT DISNEY COMPANY                                                                                         3,259,738
                                                                                                                          6,472,344
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.76%
      97,010  AMERICAN EXPRESS COMPANY                                                                                    3,437,064
      55,925  CAPITAL ONE FINANCIAL CORPORATION<<                                                                         2,852,175
                                                                                                                          6,289,239
                                                                                                                     --------------
OIL & GAS EXTRACTION: 2.27%
      82,300  CHESAPEAKE ENERGY CORPORATION                                                                               2,951,278
     153,775  HALLIBURTON COMPANY                                                                                         4,980,772
       2,700  SCHLUMBERGER LIMITED                                                                                          210,843
                                                                                                                          8,142,893
                                                                                                                     --------------

                   134 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 12.75%
     152,320  CHEVRON CORPORATION                                                                                    $   12,563,354
     171,400  CONOCOPHILLIPS                                                                                             12,555,050
     217,436  EXXON MOBIL CORPORATION                                                                                    16,886,080
      91,550  MARATHON OIL CORPORATION                                                                                    3,650,099
                                                                                                                         45,654,583
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.37%
      13,272  AMERIPRISE FINANCIAL INCORPORATED                                                                             506,990
      31,800  MERRILL LYNCH & COMPANY INCORPORATED                                                                          804,540
                                                                                                                          1,311,530
                                                                                                                     --------------
TOBACCO PRODUCTS: 0.92%
      68,275  PHILIP MORRIS INTERNATIONAL                                                                                 3,284,028
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 3.25%
     145,130  HONEYWELL INTERNATIONAL INCORPORATED                                                                        6,030,152
      93,500  UNITED TECHNOLOGIES CORPORATION                                                                             5,615,610
                                                                                                                         11,645,762
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.02%
     118,525  SYSCO CORPORATION                                                                                           3,654,123
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $314,171,755)                                                                                 354,015,209
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 5.11%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.44%
     391,037  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                     391,037
     391,037  DAILY ASSETS FUND INSTITUTIONAL                                                                               391,037
     391,037  DREYFUS CASH MANAGEMENT FUND                                                                                  391,037
     391,037  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               391,037
                                                                                                                          1,564,148
                                                                                                                     --------------

  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 4.67%
$    318,458  ATLANTIS ONE FUNDING CORPORATION++                                           6.75%        10/01/2008          318,458
     148,120  BANCO SANTANDER TOTTA LOAN+/-++                                              2.51         10/15/2008          148,110
     148,120  BANK OF IRELAND+/-++                                                         2.80         10/14/2008          148,116
   2,666,162  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $2,666,329)                                    2.25         10/01/2008        2,666,162
     151,264  CHEYNE FINANCE LLC+/-++(a)(i)####                                            2.08         02/25/2008            2,496
     116,458  CHEYNE FINANCE LLC+/-(a)(i)####                                              7.04         05/19/2008            1,922
      95,822  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $95,825)                                1.15         10/01/2008           95,822
   2,912,041  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $2,912,223)                                    2.25         10/01/2008        2,912,041
     568,099  GRYPHON FUNDING LIMITED(a)(i)                                                0.00         08/23/2009          247,521
     385,112  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                          2.58         10/16/2008          385,112
     314,459  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $314,518)                               6.75         10/01/2008          314,459
   2,912,041  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $2,912,183)                             1.75         10/01/2008        2,912,041
     318,458  MATCHPOINT MASTER TRUST++                                                    6.75         10/01/2008          318,458
     318,458  MONT BLANC CAPITAL CORPORATION++                                             7.50         10/01/2008          318,458
      27,402  MORGAN STANLEY+/-                                                            2.64         10/15/2008           27,402

                   Wells Fargo Advantage Master Portfolios 135


Portfolio of Investments--September 30, 2008

EQUITY INCOME PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  2,391,843  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $2,391,909)                                1.00%     10/01/2008   $    2,391,843
     296,240  NORTHERN ROCK PLC+/-++                                                          2.52      10/03/2008          296,213
      88,872  ROYAL BANK OF CANADA                                                            0.25      10/01/2008           88,872
     290,315  ROYAL BANK OF CANADA                                                            8.00      10/01/2008          290,315
     242,917  ROYAL BANK OF CANADA                                                           10.00      10/01/2008          242,917
     159,970  ROYAL BANK OF CANADA                                                           11.00      10/01/2008          159,970
     242,917  ROYAL BANK OF CANADA                                                           12.00      10/01/2008          242,917
     318,458  STARBIRD FUNDING CORPORATION++                                                  7.00      10/01/2008          318,458
     318,458  TULIP FUNDING CORPORATION++                                                     6.75      10/01/2008          318,458
     148,120  UNICREDITO ITALIANO BANK (IRELAND)+/-++                                         2.52      10/14/2008          148,114
     148,120  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                              2.52      10/08/2008          148,117
     318,458  VERSAILLES CP LLC++                                                             7.00      10/01/2008          318,458
     183,669  VICTORIA FINANCE LLC+/-++(a)(i)####                                             4.05      04/03/2008          141,425
     296,240  VICTORIA FINANCE LLC+/-++(a)(i)####                                             4.06      02/15/2008          228,105
     254,767  VICTORIA FINANCE LLC+/-++(a)(i)####                                             7.07      07/28/2008          196,170
     148,120  VICTORIA FINANCE LLC+/-++(a)(i)####                                             7.10      08/07/2008          114,052
     296,240  WHITE PINE FINANCE LLC+/-++(a)(i)####                                           4.01      02/22/2008          271,654
                                                                                                                         16,732,636
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,806,442)                                                               18,296,784
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 1.90%
   6,784,659  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                6,784,659
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,784,659)                                                                            6,784,659
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $339,762,856)*                             105.88%                                                          $  379,096,652
OTHER ASSETS AND LIABILITIES, NET                    (5.88)                                                             (21,044,726)
                                                    ------                                                           --------------
TOTAL NET ASSETS                                    100.00%                                                          $  358,051,926
                                                    ------                                                           --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $6,784,659.

* Cost for federal income tax purposes is $340,403,547 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 81,685,363
Gross unrealized depreciation                 (42,992,258)
                                             ------------
Net unrealized appreciation (depreciation)   $ 38,693,105

The accompanying notes are an integral part of these financial statements.

                   136 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 99.30%
APPAREL & ACCESSORY STORES: 0.70%
      92,600  KOHL'S CORPORATION+                                                                                    $    4,267,008
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.94%
      73,900  VF CORPORATION<<                                                                                            5,713,209
                                                                                                                     --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.60%
      92,000  ADVANCE AUTO PARTS INCORPORATED                                                                             3,648,720
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.73%
      71,900  RYDER SYSTEM INCORPORATED                                                                                   4,457,800
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.96%
     237,860  PULTE HOMES INCORPORATED                                                                                    3,322,904
     182,050  WALTER INDUSTRIES INCORPORATED                                                                              8,638,273
                                                                                                                         11,961,177
                                                                                                                     --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 1.31%
     337,700  LOWE'S COMPANIES INCORPORATED                                                                               8,000,113
                                                                                                                     --------------
BUSINESS SERVICES: 1.04%
     278,100  CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                                  6,323,994
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 11.63%
     224,100  AMGEN INCORPORATED+                                                                                        13,282,407
     125,600  E.I. DU PONT DE NEMOURS & COMPANY                                                                           5,061,680
     466,100  INVITROGEN CORPORATION+<<                                                                                  17,618,580
      91,500  JOHNSON & JOHNSON                                                                                           6,339,120
      49,100  MOSAIC COMPANY                                                                                              3,339,782
     739,700  PFIZER INCORPORATED                                                                                        13,640,068
      63,100  PROCTER & GAMBLE COMPANY                                                                                    4,397,439
     250,000  TERRA INDUSTRIES INCORPORATED<<                                                                             7,350,000
                                                                                                                         71,029,076
                                                                                                                     --------------
COMMUNICATIONS: 7.30%
     704,300  AT&T INCORPORATED                                                                                          19,664,056
     349,500  COMCAST CORPORATION CLASS A                                                                                 6,860,685
     122,000  NII HOLDINGS INCORPORATED+                                                                                  4,626,240
     418,300  VERIZON COMMUNICATIONS INCORPORATED                                                                        13,423,247
                                                                                                                         44,574,228
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 15.78%
     571,300  BANK OF AMERICA CORPORATION<<                                                                              19,995,500
     668,100  JPMORGAN CHASE & COMPANY                                                                                   31,200,270
     354,627  MARSHALL & ILSLEY CORPORATION<<                                                                             7,145,734
     529,000  NEW YORK COMMUNITY BANCORP INCORPORATED<<                                                                   8,881,910
     362,700  SUNTRUST BANKS INCORPORATED                                                                                16,317,873
     170,100  WESTERN UNION COMPANY                                                                                       4,196,367
     222,900  ZIONS BANCORPORATION<<                                                                                      8,626,230
                                                                                                                         96,363,884
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.92%
      91,000  MCDONALD'S CORPORATION                                                                                      5,614,700
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 137


Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
ELECTRIC, GAS & SANITARY SERVICES: 5.25%
     380,000  ALLIED WASTE INDUSTRIES INCORPORATED+                                                                  $    4,221,800
     347,000  AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                               12,849,410
     412,800  NORTHEAST UTILITIES                                                                                        10,588,320
     178,400  NRG ENERGY INCORPORATED+<<                                                                                  4,415,400
                                                                                                                         32,074,930
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 1.59%
     579,100  MOTOROLA INCORPORATED                                                                                       4,134,774
     202,200  TYCO ELECTRONICS LIMITED                                                                                    5,592,852
                                                                                                                          9,727,626
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.16%
     125,600  CROWN HOLDINGS INCORPORATED+                                                                                2,789,576
      82,158  SNAP-ON INCORPORATED                                                                                        4,326,440
                                                                                                                          7,116,016
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 1.50%
      75,775  BUNGE LIMITED<<                                                                                             4,787,465
      93,100  MOLSON COORS BREWING COMPANY<<                                                                              4,352,425
                                                                                                                          9,139,890
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.22%
     150,000  CNH GLOBAL N.V.<<                                                                                           3,306,000
      70,700  CUMMINS INCORPORATED                                                                                        3,091,004
     205,800  HEWLETT-PACKARD COMPANY                                                                                     9,516,192
      80,300  INTERNATIONAL BUSINESS MACHINES CORPORATION                                                                 9,391,888
      99,400  SPX CORPORATION                                                                                             7,653,800
     165,500  TEREX CORPORATION+                                                                                          5,051,060
                                                                                                                         38,009,944
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 3.67%
     414,400  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                    13,161,344
     368,700  UNUMPROVIDENT CORPORATION<<                                                                                 9,254,370
                                                                                                                         22,415,714
                                                                                                                     --------------
INSURANCE CARRIERS: 5.46%
      84,000  ACE LIMITED                                                                                                 4,546,920
      63,100  ARCH CAPITAL GROUP LIMITED+<<                                                                               4,608,193
     374,100  THE TRAVELERS COMPANIES INCORPORATED                                                                       16,909,320
     155,100  WELLPOINT INCORPORATED+                                                                                     7,254,027
                                                                                                                         33,318,460
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 0.80%
     397,100  BOSTON SCIENTIFIC CORPORATION+<<                                                                            4,872,417
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 1.12%
     157,200  ST. JUDE MEDICAL INCORPORATED                                                                               6,836,628
                                                                                                                     --------------
METAL MINING: 1.61%
     172,700  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                         9,817,995
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 1.66%
     300,900  CVS CAREMARK CORPORATION                                                                                   10,128,294
                                                                                                                     --------------
MOTION PICTURES: 1.12%
     223,900  WALT DISNEY COMPANY                                                                                         6,871,491
                                                                                                                     --------------

                   138 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
OIL & GAS EXTRACTION: 5.88%
      71,400  APACHE CORPORATION                                                                                     $    7,445,592
     190,200  NOBLE CORPORATION                                                                                           8,349,780
      95,100  NOBLE ENERGY INCORPORATED                                                                                   5,286,609
     145,300  OCCIDENTAL PETROLEUM CORPORATION                                                                           10,236,385
      64,000  WHITING PETROLEUM CORPORATION+                                                                              4,560,640
                                                                                                                         35,879,006
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 1.31%
     305,600  INTERNATIONAL PAPER COMPANY<<                                                                               8,000,608
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 8.87%
     152,000  CHEVRON CORPORATION                                                                                        12,536,960
     114,300  CONOCOPHILLIPS                                                                                              8,372,475
     325,200  EXXON MOBIL CORPORATION                                                                                    25,255,032
      97,200  HESS CORPORATION                                                                                            7,978,176
                                                                                                                         54,142,643
                                                                                                                     --------------
PIPELINES: 0.92%
     238,900  THE WILLIAMS COMPANIES INCORPORATED                                                                         5,649,985
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 0.84%
     129,800  NUCOR CORPORATION                                                                                           5,127,100
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 1.71%
      57,900  NORFOLK SOUTHERN CORPORATION                                                                                3,833,559
      92,600  UNION PACIFIC CORPORATION                                                                                   6,589,416
                                                                                                                         10,422,975
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 3.10%
     301,100  INVESCO LIMITED<<                                                                                           6,317,078
     413,000  NASDAQ STOCK MARKET INCORPORATED+<<                                                                        12,625,410
                                                                                                                         18,942,488
                                                                                                                     --------------
TOBACCO PRODUCTS: 2.13%
     270,900  PHILIP MORRIS INTERNATIONAL                                                                                13,030,290
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.47%
     388,500  DELTA AIR LINES INCORPORATED+<<                                                                             2,894,325
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $669,429,290)                                                                                 606,372,734
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 12.74%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.09%
   1,662,992  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                   1,662,992
   1,662,992  DAILY ASSETS FUND INSTITUTIONAL                                                                             1,662,992
   1,662,992  DREYFUS CASH MANAGEMENT FUND                                                                                1,662,992
   1,662,992  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             1,662,992
                                                                                                                          6,651,968
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 139


Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS: 11.65%
$  1,354,331  ATLANTIS ONE FUNDING CORPORATION++                                             6.75%      10/01/2008   $    1,354,331
     629,921  BANCO SANTANDER TOTTA LOAN+/-++                                                2.51       10/15/2008          629,879
     629,921  BANK OF IRELAND+/-++                                                           2.80       10/14/2008          629,905
  11,338,584  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $11,339,293)                                     2.25       10/01/2008       11,338,584
     643,293  CHEYNE FINANCE LLC+/-++(a)(i)####                                              2.08       02/25/2008           10,614
     495,270  CHEYNE FINANCE LLC+/-(a)(i)####                                                7.04       05/19/2008            8,172
     407,509  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $407,522)                                 1.15       10/01/2008          407,509
  12,384,253  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $12,385,027)                                     2.25       10/01/2008       12,384,253
   2,415,997  GRYPHON FUNDING LIMITED(a)(i)                                                  0.00       08/23/2009        1,052,650
   1,637,795  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                            2.58       10/16/2008        1,637,795
   1,337,323  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $1,337,574)                               6.75       10/01/2008        1,337,323
  12,384,253  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $12,384,855)                              1.75       10/01/2008       12,384,253
   1,354,331  MATCHPOINT MASTER TRUST++                                                      6.75       10/01/2008        1,354,331
   1,354,331  MONT BLANC CAPITAL CORPORATION++                                               7.50       10/01/2008        1,354,331
     116,535  MORGAN STANLEY+/-                                                              2.64       10/15/2008          116,535
  10,171,970  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $10,172,253)                              1.00       10/01/2008       10,171,970
   1,259,843  NORTHERN ROCK PLC+/-++                                                         2.52       10/03/2008        1,259,727
     377,953  ROYAL BANK OF CANADA                                                           0.25       10/01/2008          377,953
   1,234,646  ROYAL BANK OF CANADA                                                           8.00       10/01/2008        1,234,646
   1,033,071  ROYAL BANK OF CANADA                                                          10.00       10/01/2008        1,033,071
     680,315  ROYAL BANK OF CANADA                                                          11.00       10/01/2008          680,315
   1,033,071  ROYAL BANK OF CANADA                                                          12.00       10/01/2008        1,033,071
   1,354,331  STARBIRD FUNDING CORPORATION++                                                 7.00       10/01/2008        1,354,331
   1,354,331  TULIP FUNDING CORPORATION++                                                    6.75       10/01/2008        1,354,331
     629,921  UNICREDITO ITALIANO BANK (IRELAND)+/-++                                        2.52       10/14/2008          629,895
     629,921  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                             2.52       10/08/2008          629,906
   1,354,331  VERSAILLES CP LLC++                                                            7.00       10/01/2008        1,354,331
     781,102  VICTORIA FINANCE LLC+/-++(a)(i)####                                            4.05       04/03/2008          601,449
   1,259,843  VICTORIA FINANCE LLC+/-++(a)(i)####                                            4.06       02/15/2008          970,079
   1,083,465  VICTORIA FINANCE LLC+/-++(a)(i)####                                            7.07       07/28/2008          834,268
     629,921  VICTORIA FINANCE LLC+/-++(a)(i)####                                            7.10       08/07/2008          485,039
   1,259,843  WHITE PINE FINANCE LLC+/-++(a)(i)####                                          4.01       02/22/2008        1,155,277
                                                                                                                         71,160,124
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $78,453,083)                                                               77,812,092
                                                                                                                     --------------

                   140 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

EQUITY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 1.36%
   8,271,768  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           $    8,271,768
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,271,768)                                                                            8,271,768
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $756,154,141)*            113.40%                                                                           $  692,456,594
OTHER ASSETS AND LIABILITIES, NET  (13.40)                                                                              (81,809,575)
                                   ------                                                                            --------------
TOTAL NET ASSETS                   100.00%                                                                           $  610,647,019
                                   ------                                                                            --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $8,271,768

* Cost for federal income tax purposes is $758,287,313 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation               $ 14,387,065
Gross unrealized depreciation                (80,217,784)
                                            ------------
Net unrealized appreciation (depreciation)  $(65,830,719)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 141


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 99.87%
AMUSEMENT & RECREATION SERVICES: 0.05%
      67,998  INTERNATIONAL GAME TECHNOLOGY                                                                          $    1,168,206
                                                                                                                     --------------
APPAREL & ACCESSORY STORES: 0.35%
      19,116  ABERCROMBIE & FITCH COMPANY CLASS A<<                                                                         754,126
     103,125  GAP INCORPORATED<<                                                                                          1,833,563
      66,890  KOHL'S CORPORATION+                                                                                         3,082,291
      62,679  LIMITED BRANDS INCORPORATED<<                                                                               1,085,600
      35,026  NORDSTROM INCORPORATED<<                                                                                    1,009,449
                                                                                                                          7,765,029
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.13%
      18,324  JONES APPAREL GROUP INCORPORATED                                                                              339,177
      20,815  LIZ CLAIBORNE INCORPORATED<<                                                                                  341,990
      12,486  POLO RALPH LAUREN CORPORATION                                                                                 832,067
      19,135  VF CORPORATION<<                                                                                            1,479,327
                                                                                                                          2,992,561
                                                                                                                     --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.06%
      23,667  AUTONATION INCORPORATED<<+                                                                                    266,017
       9,175  AUTOZONE INCORPORATED<<+                                                                                    1,131,645
                                                                                                                          1,397,662
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.03%
      12,399  RYDER SYSTEM INCORPORATED<<                                                                                   768,738
                                                                                                                     --------------
BIOPHARMACEUTICALS: 0.91%
      99,907  CELGENE CORPORATION+                                                                                        6,322,115
      59,004  GENZYME CORPORATION<<+                                                                                      4,772,834
     202,043  GILEAD SCIENCES INCORPORATED<<+                                                                             9,209,120
                                                                                                                         20,304,069
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.12%
      27,140  CENTEX CORPORATION                                                                                            439,668
      60,497  D.R. HORTON INCORPORATED<<                                                                                    787,671
      16,531  KB HOME<<                                                                                                     325,330
      31,045  LENNAR CORPORATION CLASS A<<                                                                                  471,574
      46,924  PULTE HOMES INCORPORATED                                                                                      655,528
                                                                                                                          2,679,771
                                                                                                                     --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.89%
      28,381  FASTENAL COMPANY<<                                                                                          1,401,738
     373,038  HOME DEPOT INCORPORATED<<                                                                                   9,657,954
     321,911  LOWE'S COMPANIES INCORPORATED                                                                               7,626,072
      21,670  SHERWIN-WILLIAMS COMPANY                                                                                    1,238,657
                                                                                                                         19,924,421
                                                                                                                     --------------
BUSINESS SERVICES: 6.40%
     116,504  ADOBE SYSTEMS INCORPORATED                                                                                  4,598,413
      21,363  AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                          1,081,609
      37,144  AKAMAI TECHNOLOGIES INCORPORATED+                                                                             647,791
      49,407  AUTODESK INCORPORATED<<                                                                                     1,657,605
     111,763  AUTOMATIC DATA PROCESSING INCORPORATED                                                                      4,777,868
      41,736  BMC SOFTWARE INCORPORATED+                                                                                  1,194,902
      86,507  CA INCORPORATED                                                                                             1,726,680

                   142 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
BUSINESS SERVICES (continued)
      40,056  CITRIX SYSTEMS INCORPORATED<<+                                                                         $    1,011,815
      64,050  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                         1,462,262
      33,239  COMPUTER SCIENCES CORPORATION+                                                                              1,335,875
      55,983  COMPUWARE CORPORATION+                                                                                        542,475
      26,756  CONVERGYS CORPORATION+                                                                                        395,454
     239,942  EBAY INCORPORATED+                                                                                          5,369,902
      70,023  ELECTRONIC ARTS INCORPORATED+                                                                               2,590,151
      28,167  EQUIFAX INCORPORATED                                                                                          970,353
      41,668  FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED                                                           769,191
      36,028  FISERV INCORPORATED+                                                                                        1,704,845
      52,487  GOOGLE INCORPORATED CLASS A+                                                                               21,022,093
      39,944  IMS HEALTH INCORPORATED                                                                                       755,341
     104,648  INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                                                811,022
      70,503  INTUIT INCORPORATED<<+                                                                                      2,228,600
     119,379  JUNIPER NETWORKS INCORPORATED<<+                                                                            2,515,316
      15,887  MASTERCARD INCORPORATED CLASS A<<                                                                           2,817,242
   1,724,566  MICROSOFT CORPORATION                                                                                      46,028,667
      27,229  MONSTER WORLDWIDE INCORPORATED<<+                                                                             405,984
      75,829  NOVELL INCORPORATED+                                                                                          389,761
      70,018  OMNICOM GROUP INCORPORATED                                                                                  2,699,894
     860,616  ORACLE CORPORATION+                                                                                        17,479,111
      34,243  ROBERT HALF INTERNATIONAL INCORPORATED                                                                        847,514
      22,854  SALESFORCE.COM INCORPORATED<<+                                                                              1,106,134
     165,373  SUN MICROSYSTEMS INCORPORATED+                                                                              1,256,833
     184,293  SYMANTEC CORPORATION+                                                                                       3,608,457
      43,416  TOTAL SYSTEM SERVICES INCORPORATED                                                                            712,022
      78,971  UNISYS CORPORATION                                                                                            217,170
      42,435  VERISIGN INCORPORATED<<+                                                                                    1,106,705
     304,364  YAHOO! INCORPORATED<<+                                                                                      5,265,497
                                                                                                                        143,110,554
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 11.44%
     338,573  ABBOTT LABORATORIES                                                                                        19,495,033
      46,526  AIR PRODUCTS & CHEMICALS INCORPORATED                                                                       3,186,566
     232,379  AMGEN INCORPORATED+                                                                                        13,773,103
      23,388  AVERY DENNISON CORPORATION<<                                                                                1,040,298
      93,496  AVON PRODUCTS INCORPORATED                                                                                  3,886,629
      23,902  BARR PHARMACEUTICALS INCORPORATED+                                                                          1,560,801
      63,749  BIOGEN IDEC INCORPORATED<<+                                                                                 3,205,937
     434,788  BRISTOL-MYERS SQUIBB COMPANY                                                                                9,065,330
      12,407  CF INDUSTRIES HOLDINGS INCORPORATED                                                                         1,134,744
      30,328  CLOROX COMPANY                                                                                              1,901,262
     111,075  COLGATE-PALMOLIVE COMPANY                                                                                   8,369,501
     203,153  DOW CHEMICAL COMPANY                                                                                        6,456,202
     198,144  E.I. DU PONT DE NEMOURS & COMPANY                                                                           7,985,203
      16,778  EASTMAN CHEMICAL COMPANY                                                                                      923,797
      38,558  ECOLAB INCORPORATED                                                                                         1,870,834
     219,745  ELI LILLY & COMPANY                                                                                         9,675,372
      25,218  ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                                 1,258,630
      66,958  FOREST LABORATORIES INCORPORATED+                                                                           1,893,572
      35,020  HOSPIRA INCORPORATED+                                                                                       1,337,764
      17,254  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                               680,843
     613,762  JOHNSON & JOHNSON                                                                                          42,521,431
      54,137  KING PHARMACEUTICALS INCORPORATED+                                                                            518,632
     120,798  MONSANTO COMPANY                                                                                           11,956,586
      66,875  MYLAN LABORATORIES INCORPORATED<<                                                                             763,713
   1,480,541  PFIZER INCORPORATED                                                                                        27,301,176

                   Wells Fargo Advantage Master Portfolios 143


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
CHEMICALS & ALLIED PRODUCTS (continued)
      36,046  PPG INDUSTRIES INCORPORATED<<                                                                          $    2,102,203
      69,180  PRAXAIR INCORPORATED                                                                                        4,962,973
     666,433  PROCTER & GAMBLE COMPANY<<                                                                                 46,443,716
      27,201  ROHM & HAAS COMPANY<<                                                                                       1,904,070
     357,032  SCHERING-PLOUGH CORPORATION                                                                                 6,594,381
      27,666  SIGMA-ALDRICH CORPORATION                                                                                   1,450,252
     292,865  WYETH                                                                                                      10,818,433
                                                                                                                        256,038,987
                                                                                                                     --------------
COAL MINING: 0.23%
      40,233  CONSOL ENERGY INCORPORATED<<                                                                                1,846,292
      18,573  MASSEY ENERGY COMPANY                                                                                         662,499
      59,727  PEABODY ENERGY CORPORATION                                                                                  2,687,715
                                                                                                                          5,196,506
                                                                                                                     --------------
COMMUNICATIONS: 3.75%
      86,522  AMERICAN TOWER CORPORATION CLASS A                                                                          3,112,196
   1,294,294  AT&T INCORPORATED<<                                                                                        36,136,688
      22,479  CENTURYTEL INCORPORATED                                                                                       823,855
     640,925  COMCAST CORPORATION CLASS A                                                                                12,581,358
     126,780  DIRECTV GROUP INCORPORATED<<                                                                                3,317,833
      31,299  EMBARQ CORPORATION                                                                                          1,269,174
     326,003  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<                                                           1,052,990
      19,739  SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                                     716,723
     626,873  SPRINT NEXTEL CORPORATION<<                                                                                 3,823,925
     625,454  VERIZON COMMUNICATIONS INCORPORATED                                                                        20,070,819
      96,552  WINDSTREAM CORPORATION                                                                                      1,056,279
                                                                                                                         83,961,840
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 8.39%
   1,001,549  BANK OF AMERICA CORPORATION<<                                                                              35,054,218
     251,714  BANK OF NEW YORK MELLON CORPORATION                                                                         8,200,842
     120,685  BB&T CORPORATION<<                                                                                          4,561,893
   1,195,985  CITIGROUP INCORPORATED<<                                                                                   24,529,652
      33,043  COMERICA INCORPORATED<<                                                                                     1,083,480
     126,844  FIFTH THIRD BANCORP                                                                                         1,509,444
      44,309  FIRST HORIZON NATIONAL CORPORATION<<                                                                          414,737
     114,137  HUDSON CITY BANCORP INCORPORATED<<                                                                          2,105,828
      80,418  HUNTINGTON BANCSHARES INCORPORATED<<                                                                          642,540
     809,117  JPMORGAN CHASE & COMPANY                                                                                   37,785,764
     108,642  KEYCORP<<                                                                                                   1,297,185
      16,943  M&T BANK CORPORATION<<                                                                                      1,512,163
      56,982  MARSHALL & ILSLEY CORPORATION<<                                                                             1,148,187
     167,186  NATIONAL CITY CORPORATION<<                                                                                   292,576
      48,549  NORTHERN TRUST CORPORATION                                                                                  3,505,238
      76,102  PNC FINANCIAL SERVICES GROUP<<                                                                              5,684,819
     152,600  REGIONS FINANCIAL CORPORATION<<                                                                             1,464,960
     119,358  SOVEREIGN BANCORP INCORPORATED                                                                                471,465
      94,825  STATE STREET CORPORATION                                                                                    5,393,646
      77,681  SUNTRUST BANKS INCORPORATED                                                                                 3,494,868
     382,611  US BANCORP                                                                                                 13,781,648
     474,154  WACHOVIA CORPORATION                                                                                        1,659,539
     325,860  WASHINGTON MUTUAL INCORPORATED<<                                                                               26,721
     726,755  WELLS FARGO & COMPANY<<(l)                                                                                 27,275,115
     160,141  WESTERN UNION COMPANY<<                                                                                     3,950,678
      25,186  ZIONS BANCORPORATION<<                                                                                        974,698
                                                                                                                        187,821,904
                                                                                                                     --------------

                   144 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
E-COMMERCE/SERVICES: 0.23%
      70,159  AMAZON.COM INCORPORATED+                                                                               $    5,104,769
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.87%
      30,846  DARDEN RESTAURANTS INCORPORATED                                                                               883,121
     247,015  MCDONALD'S CORPORATION                                                                                     15,240,826
     102,947  YUM! BRANDS INCORPORATED                                                                                    3,357,102

                                                                                                                         19,481,049
                                                                                                                     --------------
EDUCATIONAL SERVICES: 0.06%
      23,325  APOLLO GROUP INCORPORATED CLASS A<<+                                                                        1,383,173
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 4.01%
     147,757  AES CORPORATION<<                                                                                           1,727,279
      37,087  ALLEGHENY ENERGY INCORPORATED                                                                               1,363,689
      74,428  ALLIED WASTE INDUSTRIES INCORPORATED+                                                                         826,895
      46,168  AMEREN CORPORATION                                                                                          1,801,937
      88,349  AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                                3,271,563
      75,075  CENTERPOINT ENERGY INCORPORATED                                                                             1,093,843
      49,479  CMS ENERGY CORPORATION                                                                                        617,003
      60,001  CONSOLIDATED EDISON INCORPORATED                                                                            2,577,643
      39,167  CONSTELLATION ENERGY GROUP INCORPORATED                                                                       951,758
     127,373  DOMINION RESOURCES INCORPORATED<<                                                                           5,449,017
      35,820  DTE ENERGY COMPANY<<                                                                                        1,437,098
     277,812  DUKE ENERGY CORPORATION                                                                                     4,842,263
     111,034  DYNEGY INCORPORATED CLASS A                                                                                   397,502
      71,558  EDISON INTERNATIONAL                                                                                        2,855,164
     154,006  EL PASO CORPORATION                                                                                         1,965,117
      42,076  ENTERGY CORPORATION                                                                                         3,745,185
     144,371  EXELON CORPORATION                                                                                          9,040,512
      66,951  FIRSTENERGY CORPORATION                                                                                     4,485,047
      89,717  FPL GROUP INCORPORATED                                                                                      4,512,765
      69,394  FRONTIER COMMUNICATIONS CORPORATION                                                                           798,031
      16,785  INTEGRYS ENERGY GROUP INCORPORATED                                                                            838,243
       9,916  NICOR INCORPORATED                                                                                            439,775
      60,229  NISOURCE INCORPORATED                                                                                         888,980
      44,312  PEPCO HOLDINGS INCORPORATED                                                                                 1,015,188
      78,750  PG&E CORPORATION                                                                                            2,949,188
      22,124  PINNACLE WEST CAPITAL CORPORATION                                                                             761,287
      82,250  PPL CORPORATION                                                                                             3,044,895
      57,540  PROGRESS ENERGY INCORPORATED                                                                                2,481,700
     111,678  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                                3,661,922
      38,080  QUESTAR CORPORATION                                                                                         1,558,234
      54,112  SEMPRA ENERGY                                                                                               2,731,033
     135,037  SPECTRA ENERGY CORPORATION                                                                                  3,213,881
      46,724  TECO ENERGY INCORPORATED                                                                                      734,969
     169,158  THE SOUTHERN COMPANY                                                                                        6,375,565
     107,722  WASTE MANAGEMENT INCORPORATED                                                                               3,392,150
      97,956  XCEL ENERGY INCORPORATED                                                                                    1,958,140
                                                                                                                         89,804,461
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 6.67%
     133,359  ADVANCED MICRO DEVICES INCORPORATED<<+                                                                        700,135
      66,068  ALTERA CORPORATION<<                                                                                        1,366,286
      38,832  AMPHENOL CORPORATION CLASS A                                                                                1,558,716
      63,791  ANALOG DEVICES INCORPORATED                                                                                 1,680,893
      96,935  BROADCOM CORPORATION CLASS A+                                                                               1,805,899

                   Wells Fargo Advantage Master Portfolios 145


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)
      19,838  CIENA CORPORATION<<+                                                                                   $      199,967
   1,297,399  CISCO SYSTEMS INCORPORATED+                                                                                29,269,321
      38,214  COOPER INDUSTRIES LIMITED CLASS A<<                                                                         1,526,649
     170,422  EMERSON ELECTRIC COMPANY                                                                                    6,951,513
   2,184,910  GENERAL ELECTRIC COMPANY<<                                                                                 55,715,205
      12,855  HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                                  437,970
      46,130  JABIL CIRCUIT INCORPORATED                                                                                    440,080
      47,084  JDS UNIPHASE CORPORATION<<+                                                                                   398,331
      38,045  KLA-TENCOR CORPORATION                                                                                      1,204,124
      26,668  L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                    2,621,998
      48,654  LINEAR TECHNOLOGY CORPORATION                                                                               1,491,732
     141,360  LSI LOGIC CORPORATION+                                                                                        757,690
      49,614  MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                     1,402,092
      40,440  MICROCHIP TECHNOLOGY INCORPORATED<<                                                                         1,190,149
     167,149  MICRON TECHNOLOGY INCORPORATED<<                                                                              676,953
      31,333  MOLEX INCORPORATED                                                                                            703,426
     497,551  MOTOROLA INCORPORATED                                                                                       3,552,514
      42,821  NATIONAL SEMICONDUCTOR CORPORATION                                                                            736,949
      71,906  NETAPP INCORPORATED+                                                                                        1,310,846
      21,776  NOVELLUS SYSTEMS INCORPORATED<<+                                                                              427,681
     122,243  NVIDIA CORPORATION+                                                                                         1,309,223
      28,811  QLOGIC CORPORATION<<+                                                                                         442,537
     360,408  QUALCOMM INCORPORATED                                                                                      15,486,732
      35,012  ROCKWELL COLLINS INCORPORATED                                                                               1,683,727
      87,319  TELLABS INCORPORATED+                                                                                         354,515
     287,911  TEXAS INSTRUMENTS INCORPORATED<<                                                                            6,190,087
     103,734  TYCO ELECTRONICS LIMITED                                                                                    2,869,282
      16,348  WHIRLPOOL CORPORATION<<                                                                                     1,296,233
      60,716  XILINX INCORPORATED                                                                                         1,423,790
                                                                                                                        149,183,245
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.33%
      39,314  FLUOR CORPORATION                                                                                           2,189,790
      26,886  JACOBS ENGINEERING GROUP INCORPORATED+                                                                      1,460,179
      43,354  MOODY'S CORPORATION<<                                                                                       1,474,036
      70,469  PAYCHEX INCORPORATED                                                                                        2,327,591
                                                                                                                          7,451,596
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.33%
      21,235  BALL CORPORATION                                                                                              838,570
      32,927  FORTUNE BRANDS INCORPORATED                                                                                 1,888,693
      87,833  ILLINOIS TOOL WORKS INCORPORATED                                                                            3,904,177
      12,615  SNAP-ON INCORPORATED                                                                                          664,306
                                                                                                                          7,295,746
                                                                                                                     --------------
FINANCIAL SERVICES: 0.04%
      35,099  JANUS CAPITAL GROUP INCORPORATED                                                                              852,204
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 4.52%
     157,925  ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                      10,246,174
     141,502  ARCHER DANIELS MIDLAND COMPANY<<                                                                            3,100,309
      46,510  CAMPBELL SOUP COMPANY                                                                                       1,795,286
      69,643  COCA-COLA ENTERPRISES INCORPORATED                                                                          1,167,913
      99,495  CONAGRA FOODS INCORPORATED                                                                                  1,936,173
      42,572  CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                                                  913,595
      73,841  GENERAL MILLS INCORPORATED                                                                                  5,074,354

                   146 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
FOOD & KINDRED PRODUCTS (continued)
      68,593  H.J. HEINZ COMPANY<<                                                                                   $    3,427,592
      24,754  HERCULES INCORPORATED                                                                                         489,882
      54,997  KELLOGG COMPANY                                                                                             3,085,332
     333,428  KRAFT FOODS INCORPORATED CLASS A                                                                           10,919,767
      28,322  MCCORMICK & COMPANY INCORPORATED                                                                            1,088,981
      33,085  MOLSON COORS BREWING COMPANY                                                                                1,546,724
      29,995  PEPSI BOTTLING GROUP INCORPORATED                                                                             874,954
     343,839  PEPSICO INCORPORATED                                                                                       24,505,406
     155,144  SARA LEE CORPORATION<<                                                                                      1,959,469
     436,604  THE COCA-COLA COMPANY                                                                                      23,087,620
      36,398  THE HERSHEY COMPANY<<                                                                                       1,439,177
      65,898  TYSON FOODS INCORPORATED CLASS A                                                                              786,822
      47,317  WM. WRIGLEY JR. COMPANY                                                                                     3,756,970
                                                                                                                        101,202,500
                                                                                                                     --------------
FOOD STORES: 0.41%
     143,839  KROGER COMPANY                                                                                              3,952,696
      95,628  SAFEWAY INCORPORATED                                                                                        2,268,296
     160,463  STARBUCKS CORPORATION+                                                                                      2,386,085
      30,811  WHOLE FOODS MARKET INCORPORATED<<                                                                             617,144
                                                                                                                          9,224,221
                                                                                                                     --------------
FORESTRY: 0.13%
      46,404  WEYERHAEUSER COMPANY                                                                                        2,811,154
                                                                                                                     --------------
FURNITURE & FIXTURES: 0.15%
      35,303  LEGGETT & PLATT INCORPORATED<<                                                                                769,252
      79,067  MASCO CORPORATION                                                                                           1,418,462
      60,860  NEWELL RUBBERMAID INCORPORATED                                                                              1,050,444
                                                                                                                          3,238,158
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 2.06%
      18,015  BIG LOTS INCORPORATED+                                                                                        501,357
      30,682  FAMILY DOLLAR STORES INCORPORATED                                                                             727,163
      48,775  JCPENNEY COMPANY INCORPORATED                                                                               1,626,159
      92,366  MACY'S INCORPORATED                                                                                         1,660,741
      12,494  SEARS HOLDINGS CORPORATION<<+                                                                               1,168,189
     165,747  TARGET CORPORATION                                                                                          8,129,890
      92,116  TJX COMPANIES INCORPORATED<<                                                                                2,811,380
     492,496  WAL-MART STORES INCORPORATED                                                                               29,495,585
                                                                                                                         46,120,464
                                                                                                                     --------------
HEALTH SERVICES: 0.36%
      78,881  CARDINAL HEALTH INCORPORATED                                                                                3,887,256
      22,929  DAVITA INCORPORATED+                                                                                        1,307,182
      24,423  LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                                               1,697,399
      91,108  TENET HEALTHCARE CORPORATION+                                                                                 505,649
      22,943  WATSON PHARMACEUTICALS INCORPORATED+                                                                          653,876
                                                                                                                          8,051,362
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.30%
      18,805  APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A<<                                                           658,551
      16,921  AVALONBAY COMMUNITIES INCORPORATED                                                                          1,665,365
      26,314  BOSTON PROPERTIES INCORPORATED                                                                              2,464,569
      26,415  DEVELOPERS DIVERSIFIED REALTY CORPORATION<<                                                                   837,091

                   Wells Fargo Advantage Master Portfolios 147


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
HOLDING & OTHER INVESTMENT OFFICES (continued)
      59,504  EQUITY RESIDENTIAL<<                                                                                   $    2,642,573
      49,977  GENERAL GROWTH PROPERTIES INCORPORATED                                                                        754,653
      55,268  HCP INCORPORATED<<                                                                                          2,217,905
     114,092  HOST HOTELS & RESORTS INCORPORATED                                                                          1,516,283
      49,873  KIMCO REALTY CORPORATION                                                                                    1,842,309
      37,585  PLUM CREEK TIMBER COMPANY<<                                                                                 1,873,988
      57,647  PROLOGIS                                                                                                    2,379,092
      27,504  PUBLIC STORAGE INCORPORATED                                                                                 2,723,171
      49,426  SIMON PROPERTY GROUP INCORPORATED<<                                                                         4,794,322
      30,081  VORNADO REALTY TRUST<<                                                                                      2,735,867
                                                                                                                         29,105,739
                                                                                                                     --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.21%
      57,194  BED BATH & BEYOND INCORPORATED<<+                                                                           1,796,464
      74,188  BEST BUY COMPANY INCORPORATED                                                                               2,782,050
                                                                                                                          4,578,514
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.16%
      64,903  MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                                 1,693,319
      41,008  STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                            1,153,965
      38,977  WYNDHAM WORLDWIDE CORPORATION                                                                                 612,329
                                                                                                                          3,459,613
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 7.87%
     153,520  3M COMPANY                                                                                                 10,486,951
     194,567  APPLE INCORPORATED+                                                                                        22,114,485
     294,672  APPLIED MATERIALS INCORPORATED<<                                                                            4,458,387
      67,698  BAKER HUGHES INCORPORATED<<                                                                                 4,098,437
      13,171  BLACK & DECKER CORPORATION<<                                                                                  800,138
      47,810  CAMERON INTERNATIONAL CORPORATION<<+                                                                        1,842,597
     133,693  CATERPILLAR INCORPORATED<<                                                                                  7,968,103
      44,519  CUMMINS INCORPORATED                                                                                        1,946,371
      93,784  DEERE & COMPANY                                                                                             4,642,308
     382,805  DELL INCORPORATED+                                                                                          6,308,626
      41,257  DOVER CORPORATION                                                                                           1,672,971
      36,502  EATON CORPORATION                                                                                           2,050,682
     454,755  EMC CORPORATION                                                                                             5,438,870
      35,878  GAMESTOP CORPORATION CLASS A<<+                                                                             1,227,386
     537,902  HEWLETT-PACKARD COMPANY                                                                                    24,872,588
      69,958  INGERSOLL-RAND COMPANY LIMITED CLASS A                                                                      2,180,591
   1,234,774  INTEL CORPORATION                                                                                          23,127,317
     297,566  INTERNATIONAL BUSINESS MACHINES CORPORATION                                                                34,803,319
      19,322  LEXMARK INTERNATIONAL INCORPORATED+                                                                           629,318
      28,612  MANITOWOC COMPANY INCORPORATED                                                                                444,917
      91,670  NATIONAL OILWELL VARCO INCORPORATED+                                                                        4,604,584
      26,328  PALL CORPORATION                                                                                              905,420
      36,816  PARKER HANNIFIN CORPORATION                                                                                 1,951,248
      45,636  PITNEY BOWES INCORPORATED                                                                                   1,517,853
      49,419  SANDISK CORPORATION<<+                                                                                        966,141
      47,439  SMITH INTERNATIONAL INCORPORATED                                                                            2,781,823
      17,258  STANLEY WORKS<<                                                                                               720,349
      39,204  TERADATA CORPORATION+                                                                                         764,478
      21,348  TEREX CORPORATION+                                                                                            651,541
                                                                                                                        175,977,799
                                                                                                                     --------------

                   148 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.44%
      60,985  AON CORPORATION                                                                                        $    2,741,886
      37,094  HUMANA INCORPORATED                                                                                         1,528,273
     112,649  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                     3,577,732
      75,882  UNUMPROVIDENT CORPORATION<<                                                                                 1,904,638
                                                                                                                          9,752,529
                                                                                                                     --------------
INSURANCE CARRIERS: 3.50%
     103,578  AETNA INCORPORATED                                                                                          3,740,202
     104,591  AFLAC INCORPORATED                                                                                          6,144,721
     118,934  ALLSTATE CORPORATION<<                                                                                      5,485,236
     590,555  AMERICAN INTERNATIONAL GROUP INCORPORATED<<                                                                 1,966,548
      26,047  ASSURANT INCORPORATED                                                                                       1,432,585
      79,190  CHUBB CORPORATION                                                                                           4,347,531
      60,367  CIGNA CORPORATION                                                                                           2,051,271
      35,664  CINCINNATI FINANCIAL CORPORATION                                                                            1,014,284
      95,116  GENWORTH FINANCIAL INCORPORATED                                                                               818,949
      66,173  HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                              2,712,431
      38,865  LEUCADIA NATIONAL CORPORATION<<                                                                             1,766,026
      56,407  LINCOLN NATIONAL CORPORATION                                                                                2,414,784
      79,529  LOEWS CORPORATION                                                                                           3,140,600
      42,940  MBIA INCORPORATED<<                                                                                           510,986
     150,818  METLIFE INCORPORATED                                                                                        8,445,808
      27,469  MGIC INVESTMENT CORPORATION<<                                                                                 193,107
      56,919  PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                      2,475,407
      93,783  PRUDENTIAL FINANCIAL INCORPORATED                                                                           6,752,376
     148,372  THE PROGRESSIVE CORPORATION<<                                                                               2,581,673
     129,758  THE TRAVELERS COMPANIES INCORPORATED                                                                        5,865,062
      19,158  TORCHMARK CORPORATION                                                                                       1,145,648
     267,435  UNITEDHEALTH GROUP INCORPORATED                                                                             6,790,175
     112,305  WELLPOINT INCORPORATED+                                                                                     5,252,505
      68,539  XL CAPITAL LIMITED CLASS A<<                                                                                1,229,590
                                                                                                                         78,277,505
                                                                                                                     --------------
LEATHER & LEATHER PRODUCTS: 0.08%
      73,991  COACH INCORPORATED+                                                                                         1,852,735
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 1.82%
      78,527  AGILENT TECHNOLOGIES INCORPORATED+                                                                          2,329,111
      37,229  APPLIED BIOSYSTEMS                                                                                          1,275,093
      53,495  BECTON DICKINSON & COMPANY                                                                                  4,293,509
     329,589  BOSTON SCIENTIFIC CORPORATION<<+                                                                            4,044,061
      21,818  C.R. BARD INCORPORATED<<                                                                                    2,069,874
     110,213  COVIDIEN LIMITED                                                                                            5,925,051
      56,039  DANAHER CORPORATION                                                                                         3,889,107
      63,296  EASTMAN KODAK COMPANY                                                                                         973,492
      12,121  MILLIPORE CORPORATION<<                                                                                       833,925
      26,247  PERKINELMER INCORPORATED                                                                                      655,388
      34,714  QUEST DIAGNOSTICS INCORPORATED                                                                              1,793,672
      91,565  RAYTHEON COMPANY                                                                                            4,899,643
      31,976  ROCKWELL AUTOMATION INCORPORATED                                                                            1,193,984
      37,087  TERADYNE INCORPORATED+                                                                                        289,649
      92,029  THERMO FISHER SCIENTIFIC INCORPORATED+                                                                      5,061,595
      21,740  WATERS CORPORATION<<+                                                                                       1,264,833
                                                                                                                         40,791,987
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 149


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MEDICAL EQUIPMENT & SUPPLIES: 0.86%
       8,529  INTUITIVE SURGICAL INCORPORATED+                                                                       $    2,055,318
     247,810  MEDTRONIC INCORPORATED                                                                                     12,415,281
      75,068  ST. JUDE MEDICAL INCORPORATED<<                                                                             3,264,707
      27,420  VARIAN MEDICAL SYSTEMS INCORPORATED<<                                                                       1,566,505
                                                                                                                         19,301,811
                                                                                                                     --------------
MEDICAL MANAGEMENT SERVICES: 0.45%
      32,531  COVENTRY HEALTH CARE INCORPORATED+                                                                          1,058,884
      54,167  EXPRESS SCRIPTS INCORPORATED<<+                                                                             3,998,608
     111,067  MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                        4,998,015
                                                                                                                         10,055,507
                                                                                                                     --------------
MEDICAL PRODUCTS: 1.52%
      67,539  ALLERGAN INCORPORATED                                                                                       3,478,259
     137,854  BAXTER INTERNATIONAL INCORPORATED                                                                           9,047,358
     470,557  MERCK & COMPANY INCORPORATED                                                                               14,850,779
      54,334  STRYKER CORPORATION                                                                                         3,385,008
      49,468  ZIMMER HOLDINGS INCORPORATED+                                                                               3,193,654
                                                                                                                         33,955,058
                                                                                                                     --------------
METAL MINING: 0.39%
      84,329  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                         4,794,104
     100,301  NEWMONT MINING CORPORATION                                                                                  3,887,667
                                                                                                                          8,681,771
                                                                                                                     --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.08%
      24,123  VULCAN MATERIALS COMPANY<<                                                                                  1,797,164
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.31%
      27,576  HASBRO INCORPORATED                                                                                           957,439
      79,183  MATTEL INCORPORATED                                                                                         1,428,461
      27,236  TIFFANY & COMPANY                                                                                             967,423
     104,285  TYCO INTERNATIONAL LIMITED                                                                                  3,652,061
                                                                                                                          7,005,384
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 1.25%
      95,490  COSTCO WHOLESALE CORPORATION                                                                                6,200,166
     315,213  CVS CAREMARK CORPORATION                                                                                   10,610,070
      12,565  DILLARD'S INCORPORATED CLASS A                                                                                148,267
      60,396  OFFICE DEPOT INCORPORATED<<+                                                                                  351,505
      28,801  RADIOSHACK CORPORATION<<                                                                                      497,681
     156,168  STAPLES INCORPORATED<<                                                                                      3,513,769
     217,410  WALGREEN COMPANY<<                                                                                          6,731,014
                                                                                                                         28,052,472
                                                                                                                     --------------
MOTION PICTURES: 1.30%
     504,267  NEWS CORPORATION CLASS A<<                                                                                  6,046,161
     786,904  TIME WARNER INCORPORATED                                                                                   10,316,311
     412,123  WALT DISNEY COMPANY                                                                                        12,648,055
                                                                                                                         29,010,527
                                                                                                                     --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.86%
      68,347  FEDEX CORPORATION                                                                                           5,402,147
     221,425  UNITED PARCEL SERVICE INCORPORATED CLASS B                                                                 13,925,418
                                                                                                                         19,327,565
                                                                                                                     --------------

                   150 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.78%
      45,465  AMERICAN CAPITAL LIMITED<<                                                                             $    1,159,812
     254,638  AMERICAN EXPRESS COMPANY                                                                                    9,021,824
      82,523  CAPITAL ONE FINANCIAL CORPORATION<<                                                                         4,208,673
      62,674  CIT GROUP INCORPORATED                                                                                        436,211
     105,279  DISCOVER FINANCIAL SERVICES                                                                                 1,454,956
     102,633  SLM CORPORATION                                                                                             1,266,491
                                                                                                                         17,547,967
                                                                                                                     --------------
OFFICE EQUIPMENT: 0.10%
     191,570  XEROX CORPORATION                                                                                           2,208,802
                                                                                                                     --------------
OIL & GAS EXTRACTION: 4.60%
     102,891  ANADARKO PETROLEUM CORPORATION                                                                              4,991,242
      73,456  APACHE CORPORATION<<                                                                                        7,659,992
      64,605  BJ SERVICES COMPANY                                                                                         1,235,894
      22,699  CABOT OIL & GAS CORPORATION                                                                                   820,342
     114,482  CHESAPEAKE ENERGY CORPORATION                                                                               4,105,325
      97,033  DEVON ENERGY CORPORATION                                                                                    8,849,410
      31,474  ENSCO INTERNATIONAL INCORPORATED                                                                            1,813,847
      54,645  EOG RESOURCES INCORPORATED                                                                                  4,888,542
     192,590  HALLIBURTON COMPANY                                                                                         6,237,990
      61,530  NABORS INDUSTRIES LIMITED+                                                                                  1,533,328
      59,109  NOBLE CORPORATION                                                                                           2,594,885
      37,929  NOBLE ENERGY INCORPORATED                                                                                   2,108,473
     179,456  OCCIDENTAL PETROLEUM CORPORATION                                                                           12,642,675
      26,281  PIONEER NATURAL RESOURCES COMPANY                                                                           1,373,971
      34,065  RANGE RESOURCES CORPORATION                                                                                 1,460,367
      24,819  ROWAN COMPANIES INCORPORATED                                                                                  758,220
     263,470  SCHLUMBERGER LIMITED                                                                                       20,574,372
      75,374  SOUTHWESTERN ENERGY COMPANY                                                                                 2,301,922
      70,070  TRANSOCEAN INCORPORATED                                                                                     7,696,531
     149,492  WEATHERFORD INTERNATIONAL LIMITED+                                                                          3,758,229
     120,649  XTO ENERGY INCORPORATED                                                                                     5,612,591
                                                                                                                        103,018,148
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 0.21%
      21,887  BEMIS COMPANY INCORPORATED<<                                                                                  573,658
      93,904  INTERNATIONAL PAPER COMPANY<<                                                                               2,458,407
      37,515  MEADWESTVACO CORPORATION                                                                                      874,475
      28,753  PACTIV CORPORATION+                                                                                           713,937
                                                                                                                          4,620,477
                                                                                                                     --------------
PERSONAL SERVICES: 0.11%
      29,029  CINTAS CORPORATION                                                                                            833,423
      72,059  H & R BLOCK INCORPORATED                                                                                    1,639,342
                                                                                                                          2,472,765
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 7.57%
      12,454  ASHLAND INCORPORATED<<                                                                                        364,155
     451,228  CHEVRON CORPORATION<<                                                                                      37,217,285
     333,798  CONOCOPHILLIPS                                                                                             24,450,704
   1,140,772  EXXON MOBIL CORPORATION<<                                                                                  88,592,354
      62,165  HESS CORPORATION                                                                                            5,102,503
     154,961  MARATHON OIL CORPORATION                                                                                    6,178,295
      41,825  MURPHY OIL CORPORATION                                                                                      2,682,656

                   Wells Fargo Advantage Master Portfolios 151


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES (continued)
      25,666  SUNOCO INCORPORATED                                                                                    $      913,196
      30,286  TESORO PETROLEUM CORPORATION<<                                                                                499,416
     114,902  VALERO ENERGY CORPORATION                                                                                   3,481,531
                                                                                                                        169,482,095
                                                                                                                     --------------
PIPELINES: 0.13%
     126,566  THE WILLIAMS COMPANIES INCORPORATED                                                                         2,993,286
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 0.57%
      24,643  AK STEEL HOLDING CORPORATION<<                                                                                638,747
     178,648  ALCOA INCORPORATED<<                                                                                        4,033,872
      22,026  ALLEGHENY TECHNOLOGIES INCORPORATED                                                                           650,868
      69,530  NUCOR CORPORATION                                                                                           2,746,435
      30,606  PRECISION CASTPARTS CORPORATION                                                                             2,411,141
      18,690  TITANIUM METALS CORPORATION<<                                                                                 211,945
      25,804  UNITED STATES STEEL CORPORATION                                                                             2,002,648
                                                                                                                         12,695,656
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.50%
     149,333  CBS CORPORATION CLASS B<<                                                                                   2,177,275
      50,101  GANNETT COMPANY INCORPORATED<<                                                                                847,208
      69,755  MCGRAW-HILL COMPANIES INCORPORATED                                                                          2,204,956
       7,950  MEREDITH CORPORATION<<                                                                                        222,918
      25,578  NEW YORK TIMES COMPANY CLASS A<<                                                                              365,510
      46,122  RR DONNELLEY & SONS COMPANY<<                                                                               1,131,373
     136,373  VIACOM INCORPORATED CLASS B<<+                                                                              3,387,505
       1,316  WASHINGTON POST COMPANY CLASS B                                                                               732,696
                                                                                                                         11,069,441
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 1.07%
      62,026  BURLINGTON NORTHERN SANTA FE CORPORATION                                                                    5,733,063
      89,531  CSX CORPORATION<<                                                                                           4,885,707
      82,405  NORFOLK SOUTHERN CORPORATION                                                                                5,456,035
     111,830  UNION PACIFIC CORPORATION                                                                                   7,957,823
                                                                                                                         24,032,628
                                                                                                                     --------------
REAL ESTATE: 0.02%
      37,776  CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                                                  505,065
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.07%
      34,721  SEALED AIR CORPORATION                                                                                        763,515
      52,962  THE GOODYEAR TIRE & RUBBER COMPANY                                                                            810,848
                                                                                                                          1,574,363
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 2.34%
      47,645  AMERIPRISE FINANCIAL INCORPORATED                                                                           1,820,039
     204,892  CHARLES SCHWAB CORPORATION                                                                                  5,327,192
      14,736  CME GROUP INCORPORATED                                                                                      5,474,571
     117,992  E*TRADE FINANCIAL CORPORATION<<+                                                                              330,378
      19,300  FEDERATED INVESTORS INCORPORATED CLASS B                                                                      556,805
      33,443  FRANKLIN RESOURCES INCORPORATED                                                                             2,947,332
      95,420  GOLDMAN SACHS GROUP INCORPORATED                                                                           12,213,760
      16,556  INTERCONTINENTAL EXCHANGE INCORPORATED+                                                                     1,335,738
      84,944  INVESCO LIMITED<<                                                                                           1,782,125
      31,131  LEGG MASON INCORPORATED                                                                                     1,184,846

                   152 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (continued)
     336,359  MERRILL LYNCH & COMPANY INCORPORATED                                                                   $    8,509,883
     243,575  MORGAN STANLEY                                                                                              5,602,225
      58,422  NYSE EURONEXT INCORPORATED<<                                                                                2,288,974
      56,828  T. ROWE PRICE GROUP INCORPORATED<<                                                                          3,052,232
                                                                                                                         52,426,100
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.24%
     346,561  CORNING INCORPORATED                                                                                        5,420,214
                                                                                                                     --------------
TOBACCO PRODUCTS: 1.67%
     452,383  ALTRIA GROUP INCORPORATED                                                                                   8,975,279
      38,200  LORILLARD INCORPORATED                                                                                      2,717,930
     452,708  PHILIP MORRIS INTERNATIONAL                                                                                21,775,255
      37,336  REYNOLDS AMERICAN INCORPORATED                                                                              1,815,276
      32,406  UST INCORPORATED                                                                                            2,156,295
                                                                                                                         37,440,035
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.11%
     161,195  SOUTHWEST AIRLINES COMPANY                                                                                  2,338,939
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 2.99%
     162,581  BOEING COMPANY                                                                                              9,324,020
     496,666  FORD MOTOR COMPANY<<                                                                                        2,582,663
      87,251  GENERAL DYNAMICS CORPORATION                                                                                6,423,419
     124,347  GENERAL MOTORS CORPORATION<<                                                                                1,175,079
      35,537  GENUINE PARTS COMPANY                                                                                       1,428,943
      27,477  GOODRICH CORPORATION                                                                                        1,143,043
      51,685  HARLEY-DAVIDSON INCORPORATED                                                                                1,927,851
     163,502  HONEYWELL INTERNATIONAL INCORPORATED                                                                        6,793,508
      39,916  ITT CORPORATION                                                                                             2,219,729
     130,411  JOHNSON CONTROLS INCORPORATED<<                                                                             3,955,366
      73,123  LOCKHEED MARTIN CORPORATION                                                                                 8,019,399
      74,132  NORTHROP GRUMMAN CORPORATION                                                                                4,487,951
      79,802  PACCAR INCORPORATED<<                                                                                       3,047,638
      54,587  TEXTRON INCORPORATED                                                                                        1,598,307
     211,804  UNITED TECHNOLOGIES CORPORATION                                                                            12,720,948
                                                                                                                         66,847,864
                                                                                                                     --------------
TRANSPORTATION SERVICES: 0.16%
      37,340  C.H. ROBINSON WORLDWIDE INCORPORATED<<                                                                      1,902,846
      46,793  EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED                                                         1,630,268
                                                                                                                          3,533,114
                                                                                                                     --------------
TRAVEL & RECREATION: 0.18%
      95,969  CARNIVAL CORPORATION<<                                                                                      3,392,504
      45,959  EXPEDIA INCORPORATED<<+                                                                                       694,440
                                                                                                                          4,086,944
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.78%
      34,803  AMERISOURCEBERGEN CORPORATION                                                                               1,310,333
      17,230  BROWN-FORMAN CORPORATION CLASS B                                                                            1,237,286
      33,461  DEAN FOODS COMPANY+                                                                                           781,649
      60,599  MCKESSON CORPORATION                                                                                        3,260,832
      86,168  NIKE INCORPORATED CLASS B<<                                                                                 5,764,639
      46,649  SUPERVALU INCORPORATED                                                                                      1,012,283
     132,217  SYSCO CORPORATION                                                                                           4,076,250
                                                                                                                         17,443,272
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 153


Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
WHOLESALE TRADE-DURABLE GOODS: 0.35%
      91,194  KIMBERLY-CLARK CORPORATION                                                                             $    5,913,019
      20,004  PATTERSON COMPANIES INCORPORATED+                                                                             608,322
      14,232  W.W. GRAINGER INCORPORATED                                                                                  1,237,746
                                                                                                                          7,759,087
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $2,097,476,577)                                                                             2,234,834,292
                                                                                                                     --------------
RIGHTS: 0.00%
      44,400  SEAGATE TECHNOLOGY RIGHTS+(a)(i)                                                                                    0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 14.69%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.26%
   7,023,033  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                   7,023,033
   7,023,033  DAILY ASSETS FUND INSTITUTIONAL                                                                             7,023,033
   7,023,033  DREYFUS CASH MANAGEMENT FUND                                                                                7,023,033
   7,023,033  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             7,023,033
                                                                                                                         28,092,132
                                                                                                                     --------------

  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 13.43%
$  5,719,516  ATLANTIS ONE FUNDING CORPORATION++                                             6.75%      10/01/2008        5,719,516
   2,660,240  BANCO SANTANDER TOTTA LOAN+/-++                                                2.51       10/15/2008        2,660,061
   2,660,240  BANK OF IRELAND+/-++                                                           2.80       10/14/2008        2,660,172
  47,884,318  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $47,887,311)                                     2.25       10/01/2008       47,884,318
   2,716,712  CHEYNE FINANCE LLC+/-++(a)####(i)                                              2.08       02/25/2008           44,826
   2,091,591  CHEYNE FINANCE LLC+/-(a)####(i)                                                7.04       05/19/2008           34,511
   1,720,962  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $1,721,017)                               1.15       10/01/2008        1,720,962
  52,300,316  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $52,303,585)                                     2.25       10/01/2008       52,300,316
  10,203,071  GRYPHON FUNDING LIMITED(a)(i)                                                  0.00       08/23/2009        4,445,478
   6,916,624  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                            2.58       10/16/2008        6,916,624
   5,647,689  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $5,648,748)                               6.75       10/01/2008        5,647,689
  52,300,316  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $52,302,858)                              1.75       10/01/2008       52,300,316
   5,719,516  MATCHPOINT MASTER TRUST++                                                      6.75       10/01/2008        5,719,516
   5,719,516  MONT BLANC CAPITAL CORPORATION++                                               7.50       10/01/2008        5,719,516
     492,144  MORGAN STANLEY+/-                                                              2.64       10/15/2008          492,144
  42,957,553  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $42,958,746)                              1.00       10/01/2008       42,957,553
   5,320,480  NORTHERN ROCK PLC+/-++                                                         2.52       10/03/2008        5,319,993
   1,596,144  ROYAL BANK OF CANADA                                                           0.25       10/01/2008        1,596,144
   5,214,070  ROYAL BANK OF CANADA                                                           8.00       10/01/2008        5,214,070
   4,362,793  ROYAL BANK OF CANADA                                                          10.00       10/01/2008        4,362,793
   2,873,059  ROYAL BANK OF CANADA                                                          11.00       10/01/2008        2,873,059
   4,362,793  ROYAL BANK OF CANADA                                                          12.00       10/01/2008        4,362,793
   5,719,516  STARBIRD FUNDING CORPORATION++                                                 7.00       10/01/2008        5,719,516
   5,719,516  TULIP FUNDING CORPORATION++                                                    6.75       10/01/2008        5,719,516
   2,660,240  UNICREDITO ITALIANO BANK (IRELAND)+/-++                                        2.52       10/14/2008        2,660,128
   2,660,240  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                             2.52       10/08/2008        2,660,176
   5,719,516  VERSAILLES CP LLC++                                                            7.00       10/01/2008        5,719,516

                   154 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  3,298,697  VICTORIA FINANCE LLC+/-++(a)####(i)                                           4.05%       04/03/2008   $    2,539,997
   5,320,480  VICTORIA FINANCE LLC+/-++(a)####(i)                                           4.06        02/15/2008        4,096,769
   4,575,613  VICTORIA FINANCE LLC+/-++(a)####(i)                                           7.07        07/28/2008        3,523,222
   2,660,240  VICTORIA FINANCE LLC+/-++(a)####(i)                                           7.10        08/07/2008        2,048,385
   5,320,480  WHITE PINE FINANCE LLC+/-++(a)####(i)                                         4.01        02/22/2008        4,878,879
                                                                                                                        300,518,474
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $332,747,336)                                                             328,610,606
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 0.48%
MUTUAL FUNDS: 0.42%
   9,383,289  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                9,383,289
                                                                                                                     --------------

 PRINCIPAL
------------
US TREASURY BILLS: 0.06%
$    195,000  US TREASURY BILL###                                                            1.66       02/05/2009          194,276
     230,000  US TREASURY BILL###                                                            1.78       02/05/2009          229,146
     920,000  US TREASURY BILL###                                                            1.89       02/05/2009          916,582
      10,000  US TREASURY BILL###                                                            1.90       11/06/2008            9,985
                                                                                                                          1,349,989
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $10,729,635)                                                                          10,733,278
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $2,440,953,548)*          115.04%                                                                           $2,574,178,176
OTHER ASSETS AND LIABILITIES, NET  (15.04)                                                                             (336,569,649)
                                   ------                                                                            --------------
TOTAL NET ASSETS                   100.00%                                                                           $2,237,608,527
                                   ------                                                                            --------------

<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

(l)  Long-term security of an affiliate of the fund with a cost of $16,505,424.

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $9,383,289.

* Cost for federal income tax purposes is $2,465,032,905 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 508,718,401
Gross unrealized depreciation                 (399,573,130)
                                             -------------
Net unrealized appreciation (depreciation)   $ 109,145,271

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 155


Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 95.25%
AUSTRALIA: 4.63%
      12,166  BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS,
                 EXCEPT FUELS)                                                                                       $      314,742
      37,599  ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                        634,983
     149,566  PALADIN RESOURCES LIMITED (DIVERSIFIED MINING)+                                                               462,243
      52,231  QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                            1,126,418
       7,626  RIO TINTO LIMITED (METAL MINING)<<                                                                            513,857
      59,190  SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                         905,687
                                                                                                                          3,957,930
                                                                                                                     --------------
CANADA: 0.54%
      16,156  TECK COMINCO INCORPORATED LIMITED (METAL MINING)                                                              458,759
                                                                                                                     --------------
CHINA: 0.76%
     630,000  PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                             654,000
                                                                                                                     --------------
FINLAND: 2.28%
      23,670  FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                                794,346
      62,191  NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                               1,159,949
                                                                                                                          1,954,295
                                                                                                                     --------------
FRANCE: 9.31%
      10,400  ALSTOM (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                               789,455
      41,000  AXA SA (INSURANCE CARRIERS)                                                                                 1,342,105
      10,700  BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                        484,714
      14,767  GAZ DE FRANCE (GAS DISTRIBUTION)                                                                              768,271
       8,762  LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                       769,246
       3,450  SUEZ ENVIRONNEMENT SA (ELECTRIC, GAS & SANITARY SERVICES)+                                                     84,947
      10,617  TECHNIP SA (OIL & GAS EXTRACTION)                                                                             596,580
      23,320  TOTAL SA (OIL & GAS EXTRACTION)                                                                             1,416,685
       2,170  VALLOUREC SA (STEEL PRODUCERS, PRODUCTS)                                                                      468,237
      39,769  VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                       1,246,783
                                                                                                                          7,967,023
                                                                                                                     --------------
GERMANY: 8.84%
       6,500  ALLIANZ SE (INSURANCE CARRIERS)                                                                               891,137
      27,675  ARCANDOR AG (GENERAL MERCHANDISE STORES)<<                                                                     90,779
      14,480  BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                 PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                         1,060,471
      21,900  DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                                  1,566,657
     125,070  DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                        1,899,462
      25,820  E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                 1,299,695
      19,592  GEA GROUP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                             379,216
      21,900  SYMRISE AG (CHEMICALS & ALLIED PRODUCTS)                                                                      371,818
                                                                                                                          7,559,235
                                                                                                                     --------------
GREECE: 1.14%
      44,824  ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                       975,869
                                                                                                                     --------------
HONG KONG: 3.27%
     156,000  BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                           491,060
      48,000  CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                                    543,770
      61,500  CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                             616,087
     206,000  HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                                    484,931
         940  SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                                   9,686
     153,000  TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                               649,717
                                                                                                                          2,795,251
                                                                                                                     --------------
ITALY: 2.74%
      40,585  ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                           1,075,746
     339,100  UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                           1,268,009
                                                                                                                          2,343,755
                                                                                                                     --------------

                   156 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
JAPAN: 21.03%
      76,000  Bank of Yokohama Limited (Depository Institutions)                                                     $      376,459
      11,800  Capcom Company Limited (Industrial & Commercial Machinery &
                 Computer Equipment)                                                                                        338,023
         167  East Japan Railway Company (Railroads)                                                                      1,245,425
      15,300  Fanuc Limited (Electronic & Other Electrical Equipment &
                 Components, Except Computer Equipment)                                                                   1,151,047
      35,900  Hitachi Construction Machinery Company Limited (Industrial &
                 Commercial Machinery & Computer Equipment)                                                                 887,331
      56,000  Hitachi Metals Limited (Primary Metal Industries)                                                             669,316
         139  Inpex Holdings Incorporated (Oil & Gas Exploration)                                                         1,181,282
      31,000  Kao Corporation (Chemicals & Allied Products)                                                                 831,343
      35,200  Mitsubishi Corporation (Business Services)                                                                    734,277
     125,100  Mitsubishi UFJ Financial Group Incorporated (Depository
                 Institutions)                                                                                            1,090,903
      46,000  Mitsui & Company Limited (Wholesale Trade-Durable Goods)                                                      571,059
      53,000  Mitsui Fudosan Company Limited (Real Estate)                                                                1,024,063
      20,300  Murata Manufacturing Company Limited (Electronic & Other
                 Electrical Equipment & Components, Except Computer Equipment)                                              819,524
      17,000  NGK Insulators Limited (Electronic & Other Electrical Equipment &
                 Components, Except Computer Equipment)                                                                     208,121
      13,800  Nidec Corporation (Wholesale Trade-Durable Goods)                                                             848,958
      94,700  Nomura Holdings Incorporated (Security & Commodity Brokers, Dealers,
                 Exchanges & Services)                                                                                    1,235,845
      45,200  Nomura Research Institute Limited (Industrial & Commercial Machinery &
                 Computer Equipment)                                                                                        930,275
      22,000  Shin-Etsu Chemical Company Limited (Chemicals & Allied Products)                                            1,046,116
      25,400  Takeda Pharmaceutical Company Limited (Chemicals & Allied Products)                                         1,278,905
      35,600  Toyota Motor Corporation (Automotive Dealers & Gasoline Service
                 Stations)                                                                                                1,521,989
                                                                                                                         17,990,261
                                                                                                                     --------------
LUXEMBOURG: 0.63%
      10,625  ArcelorMittal (Primary Metal Industries)                                                                      538,229
                                                                                                                     --------------
NETHERLANDS: 4.72%
      39,477  ASML Holding NV (Semiconductor Equipment Manufacturing & Related)                                             689,921
      21,600  Heineken NV (Eating & Drinking Places)                                                                        867,828
      32,000  ING Groep NV (Financial Services)                                                                             686,008
      30,679  Unilever NV (Food & Kindred Products)                                                                         863,578
      45,800  Wolters Kluwer NV (Printing, Publishing & Allied Industries)                                                  928,279
                                                                                                                          4,035,614
                                                                                                                     --------------
NORWAY: 0.77%
      18,400  Yara International ASA (Agricultural Services)                                                                654,854
                                                                                                                     --------------
RUSSIA: 1.53%
      13,100  Gazprom OAO (Oil & Gas Extraction)                                                                            405,445
      15,357  Lukoil ADR (Oil & Gas Extraction)                                                                             902,992
                                                                                                                          1,308,437
                                                                                                                     --------------
SINGAPORE: 0.59%
     232,000  CapitaLand Limited (Real Estate)                                                                              505,709
                                                                                                                     --------------
SPAIN: 3.14%
      32,959  Indra Sistemas SA (Industrial & Commercial Machinery &
                 Computer Equipment)                                                                                        785,403
      79,900  Telefonica SA (Communications)                                                                              1,899,823
                                                                                                                          2,685,226
                                                                                                                     --------------
SWEDEN: 0.49%
      44,300  Telefonaktiebolaget LM Ericsson Class B (Communications)                                                      420,708
                                                                                                                     --------------
SWITZERLAND: 11.33%
      39,900  Credit Suisse Group (Non-Depository Credit Institutions)                                                    1,863,409
      16,200  Holcim Limited (Building Construction-General Contractors &
                 Operative Builders)                                                                                      1,187,321
      30,600  Nestle SA (Food & Kindred Products)                                                                         1,322,457

                  Wells Fargo Advantage Master Portfolios 157


Portfolio of Investments--September 30, 2008

INTERNATIONAL CORE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SWITZERLAND (continued)
      22,700  NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              $    1,195,145
      12,800  ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                            2,003,736
       3,900  SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                                     822,448
       4,700  ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                           1,301,527
                                                                                                                          9,696,043
                                                                                                                     --------------
TAIWAN: 1.08%
      98,533  TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (SEMICONDUCTORS)                                       923,255
                                                                                                                     --------------
UNITED KINGDOM: 16.43%
     101,600  AVIVA PLC (INSURANCE CARRIERS)                                                                                883,736
     119,852  BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                       883,536
      21,640  BHP BILLITON PLC (COAL MINING)                                                                                490,234
     194,960  BP PLC (OIL & GAS EXTRACTION)                                                                               1,623,676
     111,600  BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                                 830,291
      68,770  GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                           1,489,736
     567,460  LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                              1,024,108
      76,839  NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                     975,320
      25,557  RIO TINTO PLC (METAL MINING)                                                                                1,603,931
      39,500  ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                        1,140,772
      36,476  SABMILLER PLC (EATING & DRINKING PLACES)                                                                      712,178
      65,600  SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                              692,827
      48,830  SMITHS GROUP PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                                 885,448
     369,574  VODAFONE GROUP PLC (COMMUNICATIONS)                                                                           816,176
                                                                                                                         14,051,969
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $97,450,824)                                                                                   81,476,422
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 0.79%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.79%
     671,768  BANK OF NEW YORK INSTITUIONAL CASH RESERVE FUND                                                               671,768
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $671,768)                                                                     671,768
                                                                                                                     --------------
SHORT-TERM INVESTMENTS: 4.32%
   3,699,427  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                3,699,427
TOTAL SHORT-TERM INVESTMENTS (COST $3,699,427)                                                                            3,699,427
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $101,822,019)*            100.36%                                                                           $   85,847,617
OTHER ASSETS AND LIABILITIES, NET   (0.36)                                                                                 (311,445)
                                   ------                                                                            --------------
TOTAL NET ASSETS                   100.00%                                                                           $   85,536,172
                                   ------                                                                            --------------

----------
<<    All or a portion of this security is on loan. (See Note 2)

+     Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++   Short-term security of an affiliate of the Fund with a cost of $3,699,427.

* Cost for federal income tax purposes is $102,533,051 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation               $  3,378,536
Gross unrealized depreciation                (20,063,970)
                                            ------------
Net unrealized appreciation (depreciation)  $(16,685,434)

The accompanying notes are an integral part of these financial statements.

                   158 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 93.85%
BELGIUM: 0.50%
       8,364  DELHAIZE GROUP (FOOD STORES)                                                                           $      485,816
       5,409  UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                            167,041
                                                                                                                            652,857
                                                                                                                     --------------
BRAZIL: 2.37%
      41,181  PETROLEO BRASILEIRO SA ADR (OIL COMPANIES)                                                                  1,540,993
      73,735  REDECARD SA (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                              918,345
     157,959  VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)                                                                    653,950
                                                                                                                          3,113,288
                                                                                                                     --------------
CANADA: 2.17%
      53,023  CANADIAN PACIFIC RAILWAY LIMITED (RAILROAD TRANSPORTATION)                                                  2,855,819
                                                                                                                     --------------
CHINA: 3.78%
   2,539,500  CHINA CONSTRUCTION BANK CLASS H (FINANCIAL SERVICES)<<                                                      1,694,523
     420,000  CHINA LIFE INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                   1,564,651
   1,572,700  CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)<<                                          1,241,226
   1,545,543  SHANGHAI ELECTRIC GROUP COMPANY LIMITED CLASS H (INDUSTRIAL &
                 COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                                 471,176
                                                                                                                          4,971,576
                                                                                                                     --------------
FINLAND: 3.23%
     126,311  FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                              4,238,895
                                                                                                                     --------------
FRANCE: 12.37%
      29,691  ALSTOM SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                          2,253,820
      44,267  BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                      2,005,311
      50,656  ELECTRICITE DE FRANCE SA (ELECTRIC, GAS & SANITARY SERVICES)                                                3,663,099
      30,119  LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                     2,644,251
      32,615  TECHNIP SA (OIL & GAS EXTRACTION)                                                                           1,832,671
      81,667  VINCI SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                               3,847,819
                                                                                                                         16,246,971
                                                                                                                     --------------
GERMANY: 12.95%
      11,439  ALLIANZ AG (INSURANCE CARRIERS)                                                                             1,568,263
      62,502  BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                                       4,577,457
      57,568  DAIMLER AG (TRANSPORTATION EQUIPMENT)                                                                       2,858,413
      23,883  FRAPORT AG (TRANSPORTATION SERVICES)                                                                        1,419,323
      28,788  LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                3,074,140
       2,695  MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                                      287,403
      22,597  WACKER CHEMIE AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,226,125
                                                                                                                         17,011,124
                                                                                                                     --------------
HONG KONG: 5.24%
     298,900  BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                           940,884
     229,600  CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY (HONG KONG) LIMITED
              (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                                  736,495
   1,176,400  CHINA RESOURCES LAND (HONG KONG) LIMITED (REAL ESTATE)<<                                                    1,249,311
     289,507  HUTCHINSON WHAMPOA LIMITED (DIVERSIFIED OPERATIONS)                                                         2,223,571
     445,129  NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                                      798,729
      90,624  SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                                 933,860
                                                                                                                          6,882,850
                                                                                                                     --------------
INDIA: 0.89%
      12,639  HOUSING DEVELOPMENT FINANCE CORPORATION (BUSINESS SERVICES)                                                   587,792
      24,931  ICICI BANK LIMITED ADR (DEPOSITORY INSTITUTIONS)                                                              586,377
                                                                                                                          1,174,169
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 159


Portfolio of Investments--September 30, 2008

INTERNATIONAL GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
IRELAND: 0.47%
      58,003  ELAN CORPORATION PLC ADR (CHEMICALS & ALLIED PRODUCTS)+                                                $      618,892
                                                                                                                     --------------
ITALY: 2.18%
      82,677  FIAT SPA (TRANSPORTATION EQUIPMENT)                                                                         1,111,006
     319,007  INTESA SANPAOLO SPA (DEPOSITORY INSTITUTIONS)                                                               1,754,400
                                                                                                                          2,865,406
                                                                                                                     --------------
JAPAN: 11.38%
      22,412  CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                          368,340
      62,100  DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                                1,523,179
         834  JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                               3,143,417
         746  JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)                                                   537,130
      40,500  MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                               798,058
     239,400  MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                       2,087,628
     141,152  MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                    1,752,306
      49,287  MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                                  952,321
         447  MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                               1,954,797
      98,650  SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                         1,827,903
                                                                                                                         14,945,079
                                                                                                                     --------------
LUXEMBOURG: 0.33%
       6,946  RTL GROUP SA (COMMUNICATIONS)                                                                                 432,885
                                                                                                                     --------------
MEXICO: 0.56%
     171,678  GRUPO MODELO SA DE CV (FOOD & KINDRED PRODUCTS)                                                               729,943
                                                                                                                     --------------
NETHERLANDS: 2.57%
     193,144  ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)                                           3,375,488
                                                                                                                     --------------
NORWAY: 3.49%
     184,333  ORKLA ASA (MISCELLANEOUS RETAIL)                                                                            1,696,307
     139,566  SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  2,891,549
                                                                                                                          4,587,856
                                                                                                                     --------------
QATAR: 0.50%
      16,732  INDUSTRIES QATAR (CHEMICALS & ALLIED PRODUCTS)                                                                655,330
                                                                                                                     --------------
RUSSIA: 3.25%
       6,058  GAZPROM ADR (OIL & GAS EXTRACTION)                                                                            187,495
      89,486  GAZPROM OAO (OIL & GAS EXTRACTION)                                                                          2,769,592
      22,421  LUKOIL ADR (OIL & GAS EXTRACTION)                                                                           1,311,629
       1,264  NOVOROSSIYSK SEA TRADE PORT GDR (BUSINESS SERVICES)+                                                            8,090
                                                                                                                          4,276,806
                                                                                                                     --------------
SOUTH AFRICA: 0.49%
      32,513  NASPERS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    642,176
                                                                                                                     --------------
SOUTH KOREA: 1.14%
      11,647  NHN CORPORATION (BUSINESS SERVICES)                                                                         1,493,987
                                                                                                                     --------------
SPAIN: 5.23%
      35,890  GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY SERVICES)                                       1,229,659
      63,440  IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                              644,483
      34,911  INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                                  1,477,211
     148,252  TELEFONICA SA (COMMUNICATIONS)                                                                              3,525,063
                                                                                                                          6,876,416
                                                                                                                     --------------

                  160 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SWEDEN: 0.26%
      21,337  SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT
                 MACHINERY & TRANSPORTATION EQUIPMENT)                                                               $      339,286
                                                                                                                     --------------
SWITZERLAND: 10.27%
      23,774  ADECCO SA (BUSINESS SERVICES)                                                                               1,032,780
     338,494  ANGANG NEW STEEL COMPANY LIMITED (PRIMARY METAL INDUSTRIES)<<                                                 313,931
      36,005  HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                                      2,638,856
     103,888  NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                         4,489,784
       4,215  ROCHE HOLDINGS AG - BEARER SHARES (MEDICAL PRODUCTS)                                                          661,959
      27,780  ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                            4,348,734
                                                                                                                         13,486,044
                                                                                                                     --------------
TAIWAN: 0.22%
      30,995  TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (SEMICONDUCTORS)                                       290,423
                                                                                                                     --------------
UNITED KINGDOM: 8.01%
      11,239  ACERGY SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT &
                 RELATED SERVICES)                                                                                          113,615
     156,322  CADBURY PLC (FOOD & KINDRED PRODUCTS)                                                                       1,581,020
     358,850  KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE
                 HOME DEALERS)                                                                                              855,477
     408,555  LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                              1,641,686
     227,070  NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   2,882,208
     42,431   NEXT PLC (APPAREL & ACCESSORY STORES)                                                                         782,349
     84,293   TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                           586,254
     448,514  WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                                 2,085,760
                                                                                                                         10,528,369
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $153,520,130)                                                                                 123,291,935
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 2.00%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.00%
   2,630,181  BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                            2,630,181
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $2,630,181)                                                                 2,630,181
                                                                                                                     --------------
SHORT-TERM INVESTMENTS: 6.76%
   8,876,994  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                8,876,994
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,876,994)                                                                            8,876,994
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $165,027,305)*                         102.61%                                                              $  134,799,110
OTHER ASSETS AND LIABILITIES, NET                (2.61)                                                                  (3,429,099)
                                                ------                                                               --------------
TOTAL NET ASSETS                                100.00%                                                              $  131,370,011
                                                ------                                                               --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $8,876,994.

* Cost for federal income tax purposes is $165,974,779 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation               $  1,730,827
Gross unrealized depreciation                (32,906,496)
                                            ------------
Net unrealized appreciation (depreciation)  $(31,175,669)

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 161


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS: 97.27%
AUSTRALIA: 6.30%
       3,761  AGL ENERGY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                 $       41,479
      12,135  ALUMINA LIMITED (METAL MINING)<<                                                                               30,596
       6,963  AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                       30,619
      16,511  AMP LIMITED (INSURANCE CARRIERS)                                                                               93,885
       3,074  ARISTOCRAT LEISURE LIMITED (AMUSEMENT & RECREATION SERVICES)                                                   16,107
       5,006  ASCIANO GROUP (TRANSPORTATION SERVICES)                                                                        13,089
       1,399  ASX LIMITED (BUSINESS SERVICES)                                                                                34,487
      16,375  AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED (DEPOSITORY INSTITUTIONS)                                       252,981
       6,979  AXA ASIA PACIFIC HOLDINGS LIMITED (INSURANCE CARRIERS)                                                         28,716
       1,850  BABCOCK & BROWN LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)<<                         3,027
       2,265  BENDIGO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                 21,622
      28,477  BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                               736,719
       1,354  BILLABONG INTERNATIONAL LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                 MATERIALS)                                                                                                  15,119
       6,475  BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                               38,161
      10,752  BOART LONGYEAR GROUP (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                            9,698
       5,049  BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                                       25,070
      13,462  BRAMBLES LIMITED (BUSINESS SERVICES)                                                                           83,998
       1,184  CALTEX AUSTRALIA LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                             11,711
       8,707  CENTRO PROPERTIES GROUP (REAL ESTATE)                                                                             622
      11,898  CENTRO RETAIL GROUP (REAL ESTATE)                                                                               1,116
      12,811  CFS GANDEL RETAIL TRUST (REAL ESTATE)<<                                                                        23,245
       4,642  COCA-COLA AMATIL LIMITED (FOOD & KINDRED PRODUCTS)                                                             30,994
         465  COCHLEAR LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)             22,282
      11,453  COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                                      403,646
       4,025  COMPUTERSHARE LIMITED (BUSINESS SERVICES)                                                                      30,428
       3,813  CROWN LIMITED (ENTERTAINMENT)                                                                                  26,483
       5,221  CSL LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                                     158,170
       7,751  CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                   15,531
      25,287  DB RREEF TRUST (REAL ESTATE)                                                                                   29,745
      10,997  FAIRFAX MEDIA LIMITED (COMMUNICATIONS)<<                                                                       23,563
      10,514  FORTESCUE METALS GROUP LIMITED (METAL MINING)+                                                                 40,002
      16,012  FOSTER'S GROUP LIMITED (FOOD & KINDRED PRODUCTS)                                                               71,538
      11,290  GOODMAN FIELDER LIMITED (DURABLE GOODS - CONSUMER)                                                             12,807
      18,128  GPT GROUP (REAL ESTATE)<<                                                                                      26,499
       4,224  HARVEY NORMAN HOLDINGS LIMITED (GENERAL MERCHANDISE STORES)                                                    10,639
      10,900  INCITEC PIVOT LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                            45,825
      15,830  INSURANCE AUSTRALIA GROUP LIMITED (INSURANCE CARRIERS)                                                         52,544
       3,720  JAMES HARDIE INDUSTRIES NV (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                            15,158
       1,241  LEIGHTON HOLDINGS LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)<<                   38,197
       3,177  LEND LEASE CORPORATION LIMITED (REAL ESTATE)                                                                   23,434
       2,337  LION NATHAN LIMITED (FOOD & KINDRED PRODUCTS)                                                                  17,497
      16,677  MACQUAIRE OFFICE TRUST (REAL ESTATE)                                                                           10,655
       6,299  MACQUARIE AIRPORTS (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                               13,848
      13,034  MACQUARIE GOODMAN GROUP (PROPERTIES)                                                                           26,302
       2,304  MACQUARIE GROUP LIMITED (DEPOSITORY INSTITUTIONS)<<                                                            70,943
      20,203  MACQUARIE INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                                            38,309
       6,063  METCASH LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                                19,408
       8,718  MIRVAC GROUP (REAL ESTATE)                                                                                     17,770
      14,094  NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                     284,452
       3,863  NEWCREST MINING LIMITED (METAL MINING)                                                                         80,265
       6,723  ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                                    24,869
       3,238  ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                         54,679
       7,415  ORIGIN ENERGY LIMITED (OIL & GAS EXTRACTION)                                                                   95,910
      24,612  OXIANA LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                      31,229

                   162 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
       4,439  PALADIN RESOURCES LIMITED (DIVERSIFIED MINING)+                                                        $       13,719
         294  PERPETUAL TRUSTEES AUSTRALIA LIMITED (BUSINESS SERVICES)                                                       11,296
       7,910  QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                         20,166
       7,673  QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                              165,477
       2,495  RIO TINTO LIMITED (METAL MINING)                                                                              168,119
       5,084  SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                          77,792
       1,252  SIMS GROUP LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    30,334
       2,592  SONIC HEALTHCARE LIMITED (HEALTH SERVICES)                                                                     27,572
       4,729  ST. GEORGE BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                             111,617
      12,352  STOCKLAND (REAL ESTATE)                                                                                        55,452
       7,962  SUNCORP-METWAY LIMITED (DEPOSITORY INSTITUTIONS)                                                               60,518
       4,707  TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION SERVICES)                                                     30,924
       9,046  TATTERSALL'S LIMITED (AMUSEMENT & RECREATION SERVICES)                                                         17,443
      36,759  TELSTRA CORPORATION LIMITED (COMMUNICATIONS)                                                                  123,325
       4,946  TOLL HOLDINGS LIMITED (TRANSPORTATION SERVICES)                                                                28,019
       9,895  TRANSURBAN GROUP (SOCIAL SERVICES)                                                                             45,349
       4,946  VIRGIN BLUE HOLDINGS LIMITED (TRANSPORTATION BY AIR)                                                            1,277
       5,652  WESFARMERS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                   131,430
       1,153  WESFARMERS LIMITED - PRICE PROTECTED SHARES (MISCELLANEOUS MANUFACTURING INDUSTRIES)                           26,530
      15,312  WESTFIELD GROUP (PROPERTIES)                                                                                  209,743
      16,221  WESTPAC BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                                         287,511
       4,207  WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                             169,756
      10,371  WOOLWORTHS LIMITED (FOOD STORES)                                                                              228,453
       1,225  WORLEYPARSONS LIMITED (PERSONAL SERVICES)                                                                      30,300
                                                                                                                          5,447,810
                                                                                                                     --------------
AUSTRIA: 0.47%
         310  ANDRITZ AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                            13,381
       1,682  ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG (DEPOSITORY INSTITUTIONS)                                       83,737
       3,316  IMMOEAST IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                                   8,376
       3,911  IMMOFINANZ IMMOBILIEN ANLAGEN AG (REAL ESTATE)                                                                 13,835
       2,386  MEINL EUROPEAN LAND LIMITED (REAL ESTATE)+                                                                     17,976
       1,406  OMV AG (OIL & GAS EXTRACTION)                                                                                  59,263
         492  RAIFFEISEN INTERNATIONAL BANK HOLDINGS (DEPOSITORY INSTITUTIONS)<<                                             35,535
         407  STRABAG SE (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                    18,112
       2,908  TELEKOM AUSTRIA AG (COMMUNICATIONS)                                                                            51,166
         631  VERBUND - OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS AG (ELECTRIC, GAS & SANITARY SERVICES)                    38,833
       1,049  VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                        32,779
         310  WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                                             15,476
         715  WIENERBERGER AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            19,412
                                                                                                                            407,881
                                                                                                                     --------------
BELGIUM: 0.87%
       1,440  BELGACOM SA (COMMUNICATIONS)                                                                                   54,254
         142  COLRUYT SA (FOOD STORES)                                                                                       35,642
         314  COMPAGNIE NATIONALE A PORTEFEUILLE (HOLDING & OTHER INVESTMENT OFFICES)                                        20,780
         854  DELHAIZE GROUP (FOOD STORES)                                                                                   49,604
       4,392  DEXIA SA (DEPOSITORY INSTITUTIONS)<<                                                                           47,976
      19,265  FORTIS (DEPOSITORY INSTITUTIONS)                                                                              119,019
       9,100  FORTIS - STRIP WHEN PRESENTED (DEPOSITORY INSTITUTIONS)+                                                          128
         672  GROUPE BRUXELLES LAMBERT SA (INVESTMENTS & MISCELLANEOUS FINANCIAL SERVICES)                                   57,999
       1,559  INBEV NA (FOOD & KINDRED PRODUCTS)                                                                             92,752
         248  KBC ANCORA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                                   16,343
       1,310  KBC BANK VERZEKERINGS HOLDINGS (DEPOSITORY INSTITUTIONS)                                                      113,959
         260  MOBISTAR SA (COMMUNICATIONS)                                                                                   18,300
         500  SOLVAY SA (CHEMICALS & ALLIED PRODUCTS)                                                                        61,375

                   Wells Fargo Advantage Master Portfolios 163


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
         875  UCB SA (CHEMICALS & ALLIED PRODUCTS)                                                                   $       31,088
       1,019  UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                             31,469
                                                                                                                            750,688
                                                                                                                     --------------
BERMUDA: 0.00%
          50  INDEPENDENT TANKERS CORPORATION LIMITED (WATER TRANSPORTATION)+                                                    60
                                                                                                                     --------------
CYPRUS: 0.00%
       1,500  PROSAFE PRODUCTION PUBLIC LIMITED (TRANSPORTATION EQUIPMENT)+                                                   3,574
                                                                                                                     --------------
DENMARK: 0.88%
           9  A.P. MOLLER - MAERSK A/S (LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION)                        78,289
         612  CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                        46,661
         213  COLOPLAST A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                15,807
         388  DANISCO A/S (FOOD & KINDRED PRODUCTS)                                                                          21,807
       3,828  DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                      92,169
       1,650  DSV A/S (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                           26,269
         423  FLSMIDTH & COMPANY A/S (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     21,479
         436  JYSKE BANK (BUSINESS SERVICES)                                                                                 21,953
       3,952  NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                        204,881
         406  NOVOZYMES A/S CLASS B (HEALTH SERVICES)                                                                        36,180
          50  ROCKWOOL INTERNATIONAL A/S (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                     4,276
         510  SYDBANK (DEPOSITORY INSTITUTIONS)                                                                              15,298
         133  TOPDANMARK A/S (INSURANCE CARRIERS)                                                                            19,059
         233  TRYGVESTA A/S (WHOLESALE TRADE-DURABLE GOODS)                                                                  14,981
       1,548  VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                                   135,117
         220  WILLIAM DEMANT HOLDING A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                                     9,895
                                                                                                                            764,121
                                                                                                                     --------------
FINLAND: 1.38%
         333  CARGOTEC CORPORATION (TRANSPORTATION SERVICES)                                                                  6,803
       1,257  ELISA OYJ (COMMUNICATIONS)                                                                                     24,665
       3,744  FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                                125,646
         538  KESKO OYJ (FOOD STORES)                                                                                        13,765
       1,251  KONE OYJ (BUSINESS SERVICES)                                                                                   34,046
       1,057  METSO OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                             25,924
       1,021  NESTE OIL OYJ LIMITED (OIL & GAS EXTRACTION)                                                                   21,288
      32,226  NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                   601,060
         900  NOKIAN RENKAAT OYJ (TRANSPORTATION EQUIPMENT)                                                                  21,657
       1,000  OKO BANK (DEPOSITORY INSTITUTIONS)                                                                             14,573
       1,353  ORIOLA-KD OYJ (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                 3,813
         776  ORION OYJ (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                    13,147
       1,038  OUTOKUMPU OYJ (METAL MINING)                                                                                   16,538
         800  RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                                     15,988
       3,575  SAMPO OYJ (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                                 81,338
         720  SANOMAWSOY OYJ (MULTI MEDIA)<<                                                                                 13,615
       4,960  STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                                       48,465
       4,389  UPM-KYMMENE OYJ (PAPER & ALLIED PRODUCTS)                                                                      68,479
         689  WARTSILA OYJ (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          29,005
       1,039  YIT OYJ (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                       10,850
                                                                                                                          1,190,665
                                                                                                                     --------------
FRANCE: 10.09%
       1,650  ACCOR SA (METAL MINING)                                                                                        88,121
         235  AEROPORTS DE PARIS (TRANSPORTATION BY AIR)                                                                     19,403
       1,072  AIR FRANCE-KLM (TRANSPORTATION BY AIR)                                                                         24,544
       2,133  AIR LIQUIDE (CHEMICALS & ALLIED PRODUCTS)                                                                     234,372

                  164 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
FRANCE (continued)
      19,554  ALCATEL SA (COMMUNICATIONS)                                                                            $       75,355
       1,855  ALSTOM (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                               140,812
         577  ATOS ORIGIN (BUSINESS SERVICES)                                                                                25,393
      13,365  AXA SA (INSURANCE CARRIERS)                                                                                   437,494
       6,916  BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                                      660,182
       2,056  BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                         93,138
         322  BUREAU VERITAS SA (ENVIRONMENTAL CONTROL)                                                                      16,474
       1,152  CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                         54,421
       5,471  CARREFOUR SA (FOOD STORES)                                                                                    257,995
         357  CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                                     31,855
         460  CHRISTIAN DIOR SA (CHEMICALS & ALLIED PRODUCTS)                                                                34,887
         316  CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                           35,692
       2,478  COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                            128,183
       1,111  COMPAGNIE GENERALE DE GEOPHYSIQUE - VERITAS (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                 PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                            35,251
       1,268  COMPAGNIE GENERALE DES ETABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                      82,131
       7,517  CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                                  144,776
         518  DASSAULT SYSTEMES SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                  27,756
         295  EIFFAGE SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                    15,807
       1,765  ELECTRICITE DE FRANCE SA (ELECTRIC, GAS & SANITARY SERVICES)                                                  127,633
          41  ERAMET (METAL MINING)                                                                                          15,707
       1,692  ESSILOR INTERNATIONAL SA CIE GENERALE D'OPTIQUE (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                 PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                            84,507
         202  EURAZEO SA (HOLDING & OTHER INVESTMENT OFFICES)                                                                17,102
         693  EUTELSAT COMMUNICATIONS (COMMUNICATIONS)                                                                       18,434
      15,805  FRANCE TELECOM SA (COMMUNICATIONS)                                                                            443,323
       9,424  GAZ DE FRANCE (GAS DISTRIBUTION)                                                                              490,307
       1,714  GAZ DE FRANCE SA (ELECTRIC, GAS & SANITARY SERVICES)+                                                              24
         157  GECINA SA (REAL ESTATE)                                                                                        16,922
       3,766  GROUPE DANONE (FOOD & KINDRED PRODUCTS)                                                                       267,129
         588  HERMES INTERNATIONAL (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                 95,664
         170  ICADE (REAL ESTATE)                                                                                            13,773
         253  IMERYS SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                             14,536
         580  JCDECAUX SA (BUSINESS SERVICES)                                                                                12,701
         589  KLEPIERRE (REAL ESTATE)                                                                                        23,053
       2,133  L'OREAL SA (APPAREL & ACCESSORY STORES)                                                                       209,297
       1,236  LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                           130,136
       1,013  LAGARDERE SCA (COMMUNICATIONS)                                                                                 45,662
         763  LEGRAND SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                   17,208
       2,140  LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                       187,878
         502  M6 METROPOLE TELEVISION (COMMUNICATIONS)                                                                       11,037
       8,347  NATIXIS (DEPOSITORY INSTITUTIONS)                                                                              27,952
         268  NEOPOST SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                            25,271
           1  NYSE EURONEXT (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                        36
       1,004  PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      14,010
       1,387  PERNOD-RICARD (FOOD & KINDRED PRODUCTS)                                                                       122,147
       1,283  PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                                    48,287
         640  PPR SA (APPAREL & ACCESSORY STORES)                                                                            57,266
       1,043  PUBLICIS GROUPE (COMMUNICATIONS)                                                                               32,851
       1,561  RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                          99,481
       1,539  SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                                          26,933
       8,924  SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                               586,712
       1,861  SCHNEIDER ELECTRIC SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                 159,812
       1,421  SCOR REGROUPE (INSURANCE CARRIERS)                                                                             27,631
         211  SOCIETE BIC SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                10,962
       3,961  SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                                    355,814

                   Wells Fargo Advantage Master Portfolios 165


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
FRANCE (continued)
         975  SOCIETE TELEVISION FRANCAISE 1 (COMMUNICATIONS)                                                        $       17,273
         813  SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                                  47,978
       2,237  SUEZ ENVIRONNEMENT SA (ELECTRIC, GAS & SANITARY SERVICES)+                                                     55,080
         850  TECHNIP SA (OIL & GAS EXTRACTION)                                                                              47,762
         726  THALES SA (TRANSPORTATION BY AIR)                                                                              36,637
      18,275  TOTAL SA (OIL & GAS EXTRACTION)                                                                             1,110,202
          56  TOTAL SA - CLASS B (OIL & GAS EXTRACTION)                                                                       3,357
         690  UNIBAIL (REAL ESTATE)                                                                                         139,608
         577  VALEO SA (TRANSPORTATION EQUIPMENT)                                                                            17,461
         452  VALLOUREC SA (STEEL PRODUCERS, PRODUCTS)                                                                       97,531
       3,181  VEOLIA ENVIRONNEMENT (ELECTRIC, GAS & SANITARY SERVICES)                                                      130,870
       3,497  VINCI SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                      164,765
      10,063  VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                         315,481
         219  WENDEL INVESTISSEMENT (HOLDING & OTHER INVESTMENT OFFICES)                                                     17,467
         340  ZODIAC SA (TRANSPORTATION BY AIR)                                                                              16,215
                                                                                                                          8,718,927
                                                                                                                     --------------
GERMANY: 8.89%
           5  A.P. MOLLER-MAERSK A/S (WATER TRANSPORTATION)                                                                  43,130
       1,805  ADIDAS-SALOMON AG (APPAREL & ACCESSORY STORES)                                                                 96,422
       3,838  ALLIANZ SE (INSURANCE CARRIERS)                                                                               526,182
         574  ARCANDOR AG (GENERAL MERCHANDISE STORES)<<                                                                      1,883
       8,139  BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                         388,038
       6,560  BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                    480,435
       2,795  BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                  108,336
         804  BEIERSDORF AG (APPAREL & ACCESSORY STORES)                                                                     50,818
         304  BILFINGER BERGER AG (BUILDING & CONSTRUCTION)                                                                  15,834
         725  CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                                     31,641
       5,824  COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                                       86,334
       1,260  CONTINENTAL AG (TRANSPORTATION EQUIPMENT)+                                                                    125,232
       7,363  DAIMLER AG (TRANSPORTATION EQUIPMENT)                                                                         365,594
       4,353  DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                                    311,400
       1,640  DEUTSCHE BOERSE AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                              150,077
       1,874  DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                                  36,633
       7,128  DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                                    148,712
         748  DEUTSCHE POSTBANK AG (DEPOSITORY INSTITUTIONS)                                                                 28,334
      24,456  DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                          371,418
      16,130  E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                   811,932
         290  FRAPORT AG (TRANSPORTATION SERVICES)                                                                           17,234
         673  FRESENIUS AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                 48,978
       1,679  FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                                    86,916
         241  FRESENIUS SE (HEALTH SERVICES)                                                                                 17,691
       1,282  GEA GROUP AG (HOLDING & OTHER INVESTMENT OFFICES)                                                              24,814
         202  HAMBURGER HAFEN UND LOGISTIK AG (TRANSPORTATION SERVICES)                                                      11,981
         478  HANNOVER RUECKVERSICHERUNG AG (INSURANCE CARRIERS)                                                             17,494
         198  HEIDELBERGCEMENT AG (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                   20,924
       1,107  HENKEL KGAA (CHEMICALS & ALLIED PRODUCTS)                                                                      33,952
       1,518  HENKEL KGAA VORZUG (CHEMICALS & ALLIED PRODUCTS)                                                               55,371
         358  HOCHTIEF AG (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                   17,086
       1,319  HYPO REAL ESTATE HOLDING AG (DEPOSITORY INSTITUTIONS)                                                           7,781
       6,388  INFINEON TECHNOLOGIES AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  35,465
         766  IVG IMMOBILIEN AG (REAL ESTATE)                                                                                 7,380
       1,253  K+S AG (CHEMICALS & ALLIED PRODUCTS)                                                                           86,878
       1,130  LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                  120,668
         901  MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                60,661
         545  MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                                       58,120

                   166 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
GERMANY (continued)
         957  METRO AG (FOOD STORES)                                                                                 $       47,990
       1,780  MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                                            268,503
         775  PORSCHE AG (TRANSPORTATION EQUIPMENT)                                                                          84,041
         715  PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)<<                                                                      4,837
          52  PUMA AG RUDOLF DASSLER SPORT (APPAREL & ACCESSORY STORES)                                                      14,152
         516  Q-CELLS AG (ELECTRIC, GAS & SANITARY SERVICES)+                                                                43,268
         293  RHEINMETALL BERLIN (MACHINERY)                                                                                 15,770
       3,843  RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                    366,378
         310  RWE AG NON-VOTING PREFERRED (ELECTRIC, GAS & SANITARY SERVICES)                                                22,293
         350  SALZGITTER AG (STEEL PRODUCERS, PRODUCTS)                                                                      35,394
       7,535  SAP AG (BUSINESS SERVICES)                                                                                    401,305
       7,369  SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                                687,357
         714  SOLARWORLD AG (ENERGY)                                                                                         30,053
       3,035  THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                                     91,122
       1,748  TUI AG (TRANSPORTATION BY AIR)<<                                                                               28,874
         997  UNITED INTERNET AG (COMMUNICATIONS)                                                                            10,720
       1,257  VOLKSWAGEN AG (TRANSPORTATION EQUIPMENT)                                                                      492,550
         887  VOLKSWAGEN AG PREFERRED (TRANSPORTATION EQUIPMENT)                                                            110,427
         124  WACKER CHEMIE AG (CHEMICALS & ALLIED PRODUCTS)                                                                 17,703
                                                                                                                          7,680,516
                                                                                                                     --------------
GREECE: 0.64%
       3,369  ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                        73,347
       1,395  COCA-COLA HELLENIC BOTTLING COMPANY SA (FOOD & KINDRED PRODUCTS)                                               30,447
       2,693  EFG EUROBANK ERGASIAS SA (DEPOSITORY INSTITUTIONS)                                                             49,088
         920  HELLENIC PETROLEUM SA (OIL & GAS EXTRACTION)                                                                    9,804
       2,280  HELLENIC TELECOMMUNICATIONS ORGANIZATION SA (COMMUNICATIONS)                                                   40,983
       5,264  MARFIN INVESTMENT GROUP SA (HOLDING & OTHER INVESTMENT OFFICES)                                                37,763
       4,184  NATIONAL BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                                          169,537
       1,880  OPAP SA (AMUSEMENT & RECREATION SERVICES)                                                                      57,705
       2,592  PIRAEUS BANK SA (DEPOSITORY INSTITUTIONS)                                                                      53,970
         850  PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY SERVICES)                                                13,113
         490  TITAN CEMENT COMPANY SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                               16,183
                                                                                                                            551,940
                                                                                                                     --------------
HONG KONG: 2.01%
       1,500  ASM PACIFIC TECHNOLOGY (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                   8,670
      12,074  BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                            38,007
      31,000  BOC HONG KONG HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                       55,421
      10,000  C C LAND HOLDINGS LIMITED (PAPER & ALLIED PRODUCTS)                                                             2,185
      11,000  CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)                                                         18,763
      12,000  CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                                    135,942
       4,000  CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                                  18,615
       8,000  CHINESE ESTATES HOLDINGS LIMITED (REAL ESTATE)<<                                                                9,913
      16,000  CITIC INTERNATIONAL FINANCIAL HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                            10,591
      17,500  CLP HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                      141,168
       9,000  ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                    55,787
      17,000  FOXCONN INTERNATIONAL HOLDINGS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                7,604
      20,000  GENTING INTERNATIONAL PLC (REAL ESTATE)<<                                                                       6,415
       7,000  HANG LUNG GROUP LIMITED (REAL ESTATE)                                                                          22,173
      17,000  HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                                     40,019
       6,500  HANG SENG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              122,877
       9,000  HENDERSON LAND DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                       40,120
      34,220  HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS EXTRACTION)                                                   78,115
         400  HONG KONG AIRCRAFT ENGINEERING (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                4,600

                  Wells Fargo Advantage Master Portfolios 167


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
HONG KONG (continued)
       8,000  HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS SERVICES)                                             $       98,531
      12,000  HONGKONG ELECTRIC HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                         75,372
       5,000  HOPEWELL HOLDINGS (REAL ESTATE)                                                                                18,158
      14,000  HUTCHISON TELECOMMUNICATIONS INTERNATIONAL LIMITED (TELECOMMUNICATIONS)+                                       15,634
      18,000  HUTCHISON WHAMPOA (DIVERSIFIED OPERATIONS)                                                                    138,250
       5,504  HYSAN DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                                14,327
       5,432  KERRY PROPERTIES LIMITED (REAL ESTATE)                                                                         17,605
       4,000  KINGBOARD CHEMICALS HOLDINGS (CHEMICALS & ALLIED PRODUCTS)                                                     13,658
       4,000  LEE & MAN PAPER MANUFACTURING LIMITED (PAPER & ALLIED PRODUCTS)                                                 2,192
      18,200  LI & FUNG LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                          44,536
       6,000  LIFESTYLE INTERNATIONAL HOLDINGS LIMITED (GENERAL MERCHANDISE STORES)                                           6,815
      17,861  LINK REIT (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                              37,129
      26,000  MONGOLIA ENERGY COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                     14,001
      11,685  MTR CORPORATION (RAILROAD TRANSPORTATION)                                                                      34,503
      20,257  NEW WORLD DEVELOPMENT COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                                   22,561
      12,800  NOBLE GROUP LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                   12,181
       6,000  NWS HOLDINGS LIMITED (BUSINESS SERVICES)                                                                       10,766
       2,200  ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)<<                                                  5,636
      13,000  PACIFIC BASIN SHIPPING LIMITED (WATER TRANSPORTATION)                                                          10,808
      32,000  PCCW LIMITED (COMMUNICATIONS)                                                                                  13,334
      10,000  SHANGRI-LA ASIA LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                   14,327
      10,000  SHUN TAK HOLDINGS LIMITED (REAL ESTATE)                                                                         3,443
      13,159  SINO LAND COMPANY (REAL ESTATE)                                                                                14,738
      12,000  SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                                 123,657
       7,000  SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                      61,531
       2,000  TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                                 8,493
      11,625  WHARF HOLDINGS LIMITED (BUSINESS SERVICES)                                                                     33,212
       7,000  WHEELOCK & COMPANY (REAL ESTATE)                                                                               12,697
       1,500  WING HANG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                               11,525
         600  WING LUNG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                               11,994
       5,500  YUE YUEN INDUSTRIAL HOLDINGS LIMITED (APPAREL & ACCESSORY STORES)                                              15,024
                                                                                                                          1,733,623
                                                                                                                     --------------
IRELAND: 0.47%
       7,339  ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                               60,330
       6,409  ANGLO IRISH BANK CORPORATION PLC (DEPOSITORY INSTITUTIONS)                                                     34,936
       8,257  BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                                      46,032
       4,523  CRH PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                               95,716
       4,029  ELAN CORPORATION PLC (CHEMICALS & ALLIED PRODUCTS)+                                                            42,646
       8,721  EXPERIAN GROUP LIMITED (BUSINESS SERVICES)                                                                     57,797
       2,259  IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                15,825
       1,128  KERRY GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                      33,030
         624  RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                              13,996
       1,045  SMURFIT KAPPA GROUP PLC (PAPER & ALLIED PRODUCTS)                                                               4,464
                                                                                                                            404,772
                                                                                                                     --------------
ITALY: 3.64%
      10,678  AEM SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                                    27,246
       3,465  ALLEANZA ASSICURAZIONI SPA (INSURANCE CARRIERS)                                                                31,850
       9,132  ASSICURAZIONI GENERALI SPA (INSURANCE CARRIERS)                                                               303,162
       2,174  ATLANTIA SPA (SOCIAL SERVICES)                                                                                 44,791
         776  AUTOGRILL SPA (EATING & DRINKING PLACES)<<                                                                      8,811
       6,191  BANCA CARIGE SPA (DEPOSITORY INSTITUTIONS)                                                                     20,452
      20,598  BANCA MONTE DEI PASCHI DI SIENA SPA (DEPOSITORY INSTITUTIONS)                                                  51,265
       3,398  BANCA POPOLARE DI MILANO SCARL (DEPOSITORY INSTITUTIONS)                                                       28,879

                   168 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
ITALY (continued)
       5,640  BANCO POPOLARE SPA (DEPOSITORY INSTITUTIONS)+                                                             $    87,614
       1,307  BULGARI SPA (APPAREL & ACCESSORY STORES)                                                                       11,699
      37,392  ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                                  312,136
      22,091  ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)+                                                            585,544
       6,253  FIAT SPA (TRANSPORTATION EQUIPMENT)                                                                            84,027
       2,481  FINMECCANICA SPA (TRANSPORTATION BY AIR)                                                                       53,779
         563  FONDIARIA SAI SPA (INSURANCE-MULTI LINE)                                                                       13,289
       2,505  IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)                                                                  11,359
      66,514  INTESA SANPAOLO (DEPOSITORY INSTITUTIONS)                                                                     365,798
       7,548  INTESA SANPAOLO RNC (DEPOSITORY INSTITUTIONS)                                                                  36,010
         502  ISTITUTO FINANZIARIO INDUSTRIALE SPA (HOLDING & OTHER INVESTMENT OFFICES)                                       5,545
         820  ITALCEMENTI SPA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                       10,157
         506  ITALCEMENTI SPA RNC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    4,769
         550  LOTTOMATICA SPA (AMUSEMENT & RECREATION SERVICES)<<                                                            14,402
       1,183  LUXOTTICA GROUP SPA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)<<                                                                                                  27,219
       6,994  MEDIASET SPA (COMMUNICATIONS)                                                                                  44,418
       4,145  MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)                                                                       56,259
       2,004  MEDIOLANUM SPA (INSURANCE CARRIERS)<<                                                                           9,180
      14,053  PARMALAT SPA (FOOD & KINDRED PRODUCTS)                                                                         33,171
      23,782  PIRELLI & COMPANY SPA (TRANSPORTATION EQUIPMENT)                                                               14,032
         856  PRYSMIAN SPA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                 16,838
       2,256  SAIPEM SPA (OIL & GAS EXTRACTION)                                                                              67,502
       6,668  SNAM RETE GAS SPA (OIL & GAS EXTRACTION)                                                                       40,297
      50,864  TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                                        57,657
      84,707  TELECOM ITALIA SPA (COMMUNICATIONS)                                                                           126,067
       9,826  TERNA SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                                  36,125
      97,956  UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                             366,292
       5,125  UNIONE DI BANCHE ITALIANE SCPA (DEPOSITORY INSTITUTIONS)                                                      112,272
       7,366  UNIPOL PREFERRED (INSURANCE COMPANIES)                                                                         12,513
       5,279  UNIPOL SPA (INSURANCE CARRIERS)                                                                                11,328
                                                                                                                          3,143,754
                                                                                                                     --------------
JAPAN: 21.63%
       3,000  77 BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                      15,127
         560  ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                      19,139
       1,300  ADVANTEST CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  27,489
       5,500  AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                    56,193
         700  AEON CREDIT SERVICE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                        7,145
         500  AEON MALL COMPANY LIMITED (REAL ESTATE)                                                                        14,902
         650  AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                          5,029
       4,000  AIOI INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                            19,952
       1,600  AISIN SEIKI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                         39,184
       6,000  AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                       57,185
         300  ALFRESA HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                               14,523
       5,000  ALL NIPPON AIRWAYS COMPANY LIMITED (TRANSPORTATION BY AIR)                                                     17,812
       1,500  ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  11,742
       3,000  AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 16,475
       5,000  AOZORA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                   7,838
       3,300  ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                              57,838
       9,000  ASAHI GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                79,116
      10,000  ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          42,074
       1,000  ASICS CORPORATION (FOOTWEAR)                                                                                    7,774
       4,200  ASTELLAS PHARMA INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                                    176,481
       3,000  BANK OF KYOTO LIMITED (DEPOSITORY INSTITUTIONS)<<                                                              30,619
      11,000  BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                             54,488
         600  BENESSE CORPORATION (EDUCATIONAL SERVICES)                                                                     24,507

                  Wells Fargo Advantage Master Portfolios 169


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
JAPAN (continued)
       5,100  BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               $       96,551
       1,900  BROTHER INDUSTRIES LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  20,118
       9,100  CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          344,989
         600  CANON MARKETING JAPAN INCORPORATED (WHOLESALE TRADE-DURABLE GOODS)                                              9,191
       1,900  CASIO COMPUTER COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                        17,839
          13  CENTRAL JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                       122,584
       6,000  CHIBA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                   31,459
       5,700  CHUBU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                 134,308
       2,000  CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                            32,591
           7  CITIGROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                                                  144
       2,800  CITIZEN HOLDINGS COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                  19,406
         500  COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                 11,298
       4,000  COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                                9,488
       1,300  CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                           21,365
         500  CSK HOLDINGS CORPORATION (BUSINESS SERVICES)                                                                    7,307
       5,000  DAI NIPPON PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                 67,442
       2,000  DAICEL CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                8,997
       3,000  DAIDO STEEL COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  15,877
       2,000  DAIHATSU MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                      21,881
       6,000  DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                  154,599
       2,200  DAIKIN INDUSTRIES LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                  74,202
       5,000  DAINIPPON INK & CHEMICALS INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                            9,470
       1,000  DAINIPPON SUMITOMO PHARMA COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                         8,192
         700  DAITO TRUST CONSTRUCTION COMPANY LIMITED (REAL ESTATE)                                                         26,035
       4,000  DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)          38,242
      11,000  DAIWA SECURITIES GROUP INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                       80,121
           2  DENA COMPANY LIMITED (BUSINESS SERVICES)                                                                        8,058
       4,000  DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                              10,523
       4,200  DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                                  103,017
          16  DENTSU INCORPORATED (BUSINESS SERVICES)                                                                        32,179
       2,000  DOWA MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                          8,968
          29  EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                                        216,271
       2,100  EISAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                            82,005
       1,080  ELECTRIC POWER DEVELOPMENT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                 34,876
         900  ELPIDA MEMORY INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                           16,915
         500  FAMILYMART COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                        21,157
       1,600  FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)               120,371
         400  FAST RETAILING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                    40,789
       4,000  FUJI ELECTRIC HOLDINGS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                 DEALERS)                                                                                                     9,662
       5,000  FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         25,327
           4  FUJI TELEVISION NETWORK INCORPORATED (COMMUNICATIONS)                                                           5,159
       4,100  FUJIFILM HOLDINGS CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
                 & OPTICAL)                                                                                                 105,702
      16,000  FUJITSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       89,952
       7,000  FUKUOKA FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                                 25,760
       5,000  FURUKAWA ELECTRIC COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                                          22,079
           7  GOODWILL GROUP INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                            220
       3,000  GUNMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                   17,107
         200  HAKUHODO DY HOLDINGS INCORPORATED (CONSUMER SERVICES)                                                           9,867
       9,800  HANKYU HANSHIN HOLDINGS INCORPORATED (RAILROAD TRANSPORTATION)                                                 45,013
       9,000  HASEKO CORPORATION (RESIDENTIAL)                                                                                6,464
         200  HIKARI TSUSHIN INCORPORATED (MISCELLANEOUS RETAIL)                                                              4,282
       2,000  HINO MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                                  8,086
         300  HIROSE ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT)                                                                                         28,593
         600  HISAMITSU PHARMACEUTICAL COMPANY INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                    26,261
         900  HITACHI CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                 12,077
         900  HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                                  22,245

                   170 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
JAPAN (continued)
         600  HITACHI HIGH-TECHNOLOGIES CORPORATION (MACHINERY)                                                      $       11,898
      29,000  HITACHI LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                      195,778
       1,000  HITACHI METALS LIMITED (PRIMARY METAL INDUSTRIES)                                                              11,952
       1,600  HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                                  33,408
      10,000  HOKUHOKU FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                                22,316
       1,500  HOKURIKU ELECTRIC POWER COMPANY (ELECTRIC, GAS & SANITARY SERVICES)                                            36,095
      14,100  HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)<<                                                      427,692
       3,500  HOYA CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)<<           69,432
       1,100  IBIDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  26,779
         200  IDEMITSU KOSAN COMPANY LIMITED (OIL & GAS EXTRACTION)                                                          16,198
           7  INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)                                                            59,489
       2,760  ISETAN MITSUKOSHI HOLDINGS LIMITED (MISCELLANEOUS RETAIL)                                                      32,383
      11,000  ISHIKAWAJIMA-HARIMA HEAVY INDUSTRIES COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                  17,284
      11,000  ISUZU MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                                30,569
         500  ITO EN LIMITED (EATING & DRINKING PLACES)                                                                       6,490
      13,000  ITOCHU CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                                         78,314
         200  ITOCHU TECHNO-SCIENCE CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                      5,094
       4,800  J FRONT RETAILING COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                              27,692
         300  JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                     11,308
       7,000  JAPAN AIRLINES CORPORATION (TRANSPORTATION BY AIR)                                                             14,414
         200  JAPAN PETROLEUM EXPLORATION COMPANY (OIL & GAS EXTRACTION)                                                     10,267
           5  JAPAN PRIME REALTY INVESTMENT CORPORATION (REAL ESTATE INVESTMENT TRUSTS (REITS))                              11,855
           4  JAPAN REAL ESTATE INVESTMENT CORPORATION (REAL ESTATE INVESTMENT TRUSTS (REITS))                               32,277
           3  JAPAN RETAIL FUND INVESTMENT CORPORATION (REAL ESTATE INVESTMENT TRUSTS (REITS))                               12,334
       3,000  JAPAN STEEL WORKS (MACHINERY)                                                                                  37,299
          38  JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                                 143,225
       4,400  JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)<<                                                        136,471
       2,000  JGC CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               32,087
       6,000  JOYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                    27,315
       1,500  JSR CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                  20,003
       1,600  JTEKT CORPORATION (TRANSPORTATION EQUIPMENT)                                                                   18,256
       7,000  KAJIMA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                            21,146
       2,000  KAMIGUMI COMPANY LIMITED (TRANSPORTATION SERVICES)                                                             15,024
       3,000  KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                               16,573
       6,600  KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                146,840
       2,000  KANSAI PAINT COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                     12,405
       4,000  KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                 107,270
      12,000  KAWASAKI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                     25,603
       5,000  KAWASAKI KISEN KAISHA LIMITED (WATER TRANSPORTATION)                                                           30,933
          25  KDDI CORPORATION (COMMUNICATIONS)                                                                             141,617
       4,000  KEIHIN ELECTRIC EXPRESS RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                      26,217
       5,000  KEIO CORPORATION (RAILROAD TRANSPORTATION)                                                                     26,927
       2,000  KEISEI ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                              11,011
         300  KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          59,845
       1,000  KIKKOMAN CORPORATION (FOOD & KINDRED PRODUCTS)                                                                 13,545
       1,000  KINDEN CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             9,526
      14,000  KINTETSU CORPORATION (RAILROAD TRANSPORTATION)                                                                 48,788
       7,000  KIRIN BREWERY COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                        91,973
      22,000  KOBE STEEL LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                    44,270
       7,600  KOMATSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                      124,423
         800  KONAMI CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    20,130
       4,000  KONICA MINOLTA HOLDINGS INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                                          45,715
       9,000  KUBOTA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    56,767
       3,000  KURARAY COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                                29,821
         900  KURITA WATER INDUSTRIES LIMITED (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                   21,080

                   Wells Fargo Advantage Master Portfolios 171


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
JAPAN (continued)
       1,400  KYOCERA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)  $      106,268
       2,000  KYOWA HAKKO KOGYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                21,034
       3,200  KYUSHU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                 66,703
         600  LAWSON INCORPORATED (GENERAL MERCHANDISE STORES)                                                               27,669
       1,100  LEOPALACE 21 CORPORATION (REAL ESTATE)                                                                          8,506
         300  MABUCHI MOTOR COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  13,642
       1,000  MAKITA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)           20,485
      14,000  MARUBENI CORPORATION (BUSINESS SERVICES)                                                                       63,462
       2,400  MARUI COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                             17,923
         300  MARUICHI STEEL TUBE LIMITED (PRIMARY METAL INDUSTRIES)                                                          8,240
      16,000  MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)               275,832
       3,000  MATSUSHITA ELECTRIC WORKS LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)          26,642
       8,000  MAZDA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                             32,580
       1,200  MEDICEO PALTAC HOLDINGS COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                    14,681
       2,000  MEIJI DAIRIES CORPORATION (FOOD & KINDRED PRODUCTS)                                                            10,692
       5,800  MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                             212,940
       3,000  MINEBEA COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  11,252
      11,000  MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                         58,143
      11,600  MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                                    241,978
      17,000  MITSUBISHI ELECTRIC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                      114,700
      10,000  MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                               197,051
       3,000  MITSUBISHI GAS CHEMICAL COMPANY INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                     14,509
      27,000  MITSUBISHI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                  117,274
       1,000  MITSUBISHI LOGISTICS CORPORATION (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                  12,671
      10,000  MITSUBISHI MATERIALS CORPORATION (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                    31,410
      31,000  MITSUBISHI MOTORS CORPORATION (TRANSPORTATION EQUIPMENT)                                                       52,238
       4,000  MITSUBISHI RAYON COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                        9,906
      88,170  MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                         768,864
         470  MITSUBISHI UFJ SECURITIES COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                 15,380
      15,000  MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                      186,215
       5,000  MITSUI CHEMICALS INCORPORATED (CHEMICALS & ALLIED PRODUCTS)<<                                                  22,043
       6,000  MITSUI ENGINEERING & SHIPBUILDING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                   11,434
       7,000  MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                                  135,254
       5,000  MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                                        11,670
      10,000  MITSUI O.S.K. LINES LIMITED (WATER TRANSPORTATION)                                                             86,884
       3,200  MITSUI SUMITOMO INSURANCE GROUP HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                    108,984
       8,000  MITSUI TRUST HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)                                                   43,190
         700  MITSUMI ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT)                                                                                         17,775
          83  MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                                 362,971
      12,000  MIZUHO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                               16,465
       1,800  MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
              EXCEPT COMPUTER EQUIPMENT)                                                                                     72,667
       1,600  NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                           17,590
      16,000  NEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)              68,386
         300  NEC ELECTRONICS CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                   6,268
       2,000  NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  24,485
       1,000  NGK SPARK PLUG COMPANY LIMITED (TRANSPORTATION EQUIPMENT)<<                                                     9,735
       1,000  NHK SPRING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                           5,546
         900  NIDEC CORPORATION (WHOLESALE TRADE-DURABLE GOODS)                                                              55,367
       3,000  NIKON CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)            71,967
         800  NINTENDO COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                 339,339
           4  NIPPON BUILDING FUND INCORPORATED (REAL ESTATE INVESTMENT TRUSTS (REITS))                                      38,669
       3,000  NIPPON ELECTRIC GLASS COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)<<                               27,175
       7,000  NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                    31,250
       2,000  NIPPON MEAT PACKERS INCORPORATED (FOOD & KINDRED PRODUCTS)                                                     30,328
       7,500  NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                                     30,210

                   172 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
JAPAN (continued)
      11,000  NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          $       55,393
           7  NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED PRODUCTS)                                                      20,457
       5,000  NIPPON SHEET GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                 DEALERS)                                                                                                    25,894
      44,000  NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                           166,107
          44  NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                                     196,392
       9,000  NIPPON YUSEN KABUSHIKI KAISHA (WATER TRANSPORTATION)                                                           58,667
       6,000  NIPPONKOA INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                       33,725
       6,000  NISHI-NIPPON CITY BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                       14,982
       1,000  NISSAN CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                9,183
      19,000  NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)<<                               128,474
       1,500  NISSHIN SEIFUN GROUP INCORPORATED (FOOD & KINDRED PRODUCTS)                                                    20,192
       6,000  NISSHIN STEEL COMPANY LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                                  11,607
       1,000  NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                       9,752
         700  NISSIN FOOD PRODUCTS COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                 24,948
         350  NITORI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                        20,795
       1,400  NITTO DENKO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          35,617
         900  NOK CORPORATION (TRANSPORTATION EQUIPMENT)                                                                     10,090
      15,100  NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                    197,057
         400  NOMURA REAL ESTATE HOLDINGS INCORPORATED (REAL ESTATE)                                                          9,528
           2  NOMURA REAL ESTATE OFFICE FUND (REAL ESTATE INVESTMENT TRUSTS (REITS))                                         13,667
         900  NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                     18,523
       4,000  NSK LIMITED (PRIMARY METAL INDUSTRIES)                                                                         23,108
       4,000  NTN CORPORATION (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                       20,787
          11  NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  43,489
         133  NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                      212,893
           9  NTT URBAN DEVELOPMENT CORPORATION (REAL ESTATE)                                                                10,944
       5,000  OBAYASHI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          25,286
          60  OBIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   9,792
       5,000  ODAKYU ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                              37,009
       7,000  OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                            35,192
       1,000  OKUMA CORPORATION (MACHINERY)                                                                                   5,803
       2,000  OLYMPUS CORPORATION (GENERAL MERCHANDISE STORES)                                                               58,455
       1,700  OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            26,388
         800  ONO PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               36,959
       1,000  ONWARD KASHIYAMA COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                 MATERIALS)                                                                                                  10,458
         300  ORACLE CORPORATION JAPAN (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              13,654
         400  ORIENTAL LAND COMPANY LIMITED (AMUSEMENT & RECREATION SERVICES)                                                27,117
         790  ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                        98,914
      17,000  OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                  58,536
         100  OTSUKA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     6,526
       1,400  PIONEER CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                            9,235
         500  PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)<<                                                  9,675
          54  RAKUTEN INCORPORATED (COMMUNICATIONS)                                                                          30,471
          44  RESONA HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)<<                                                       59,357
       6,000  RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  84,366
         900  ROHM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  49,503
         500  SANKYO COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                     25,380
         600  SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                            15,252
      14,000  SANYO ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                        24,308
           3  SAPPORO HOKUYO HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)                                                 15,018
       2,000  SAPPORO HOLDINGS LIMITED (EATING & DRINKING PLACES)                                                            14,852
         136  SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                                 20,382
       1,800  SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  74,984
       1,600  SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)<<                                           14,473
       1,100  SEIKO EPSON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  25,581
       4,000  SEKISUI CHEMICAL COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              23,778

                   Wells Fargo Advantage Master Portfolios 173


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
JAPAN (continued)
       4,000  SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 $       36,724
       7,320  SEVEN & I HOLDINGS COMPANY LIMITED (FOOD STORES)                                                              210,303
       9,000  SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            98,343
       1,500  SHIKOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                37,675
       2,000  SHIMADZU CORPORAION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)          16,207
         200  SHIMAMURA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                         13,412
         600  SHIMANO INCORPORATED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                          20,656
       5,000  SHIMIZU CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                           23,818
       3,500  SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                              166,428
         600  SHINKO ELECTRIC INDUSTRIES (ELECT COMPONENTS-SEMICONDUCTORS)                                                    5,679
       4,000  SHINKO SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                11,294
      13,000  SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                 39,985
       3,000  SHIONOGI & COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                       60,763
       3,000  SHISEIDO COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                          67,180
       5,000  SHIZUOKA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                49,228
      10,000  SHOWA DENKO KK (CHEMICALS & ALLIED PRODUCTS)                                                                   21,086
       1,500  SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                                   14,609
         500  SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       52,094
       6,400  SOFTBANK CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                      83,402
      10,500  SOJITZ HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                                24,336
       7,000  SOMPO JAPAN INSURANCE INCORPORATED (INSURANCE CARRIERS)                                                        59,414
       8,600  SONY CORPORATION (ELECTRONIC)                                                                                 265,203
           7  SONY FINANCIAL HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                      27,560
         500  SQUARE ENIX COMPANY LIMITED (BUSINESS SERVICES)                                                                14,623
       1,200  STANLEY ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                      17,604
       1,000  SUMCO CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            15,828
      13,000  SUMITOMO CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                57,429
       9,600  SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                             89,509
       6,400  SUMITOMO ELECTRIC INDUSTRIES LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                                          69,659
       5,000  SUMITOMO HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                     23,839
      33,000  SUMITOMO METAL INDUSTRIES LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                                 102,305
       5,000  SUMITOMO METAL MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)               50,109
          57  SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                        357,371
       3,000  SUMITOMO REALTY & DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                    65,336
       1,500  SUMITOMO RUBBER INDUSTRIES LIMITED (TRANSPORTATION EQUIPMENT)                                                  13,363
         100  SUMITOMO TITANIUM (NON-FERROUS METALS)                                                                          3,328
      12,000  SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                             79,949
       2,000  SURUGA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                  23,280
         600  SUZUKEN COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                                    18,233
       3,000  SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                            55,588
       1,650  T&D HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                                 87,156
       7,000  TAIHEIYO CEMENT CORPORATION (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                           10,205
       8,000  TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                            20,878
       1,000  TAISHO PHARMACEUTICAL COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                 MEDICAL & OPTICAL)                                                                                          19,834
       2,000  TAIYO NIPPON SANSO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                   15,844
       3,000  TAKASHIMAYA COMPANY LIMITED (APPAREL & ACCESSORY STORES)<<                                                     26,139
       7,100  TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           357,489
         880  TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                      11,452
       2,000  TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                   27,796
       1,000  TDK CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       50,086
       7,000  TEIJIN LIMITED (TEXTILE MILL PRODUCTS)                                                                         21,034
       1,400  TERUMO CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)           73,030
       1,000  THE CHUGOKU BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                             13,954
       2,300  THE CHUGOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            47,154
       4,000  THE HACHIJUNI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           21,220
       4,000  THE HIROSHIMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           14,817

                   174 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
JAPAN (continued)
       2,000  THE IYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         $       21,802
       1,000  THK COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   15,560
       7,000  TOBU RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                         33,943
         900  TOHO COMPANY LIMITED TOKYO (MOTION PICTURES)                                                                   18,835
       4,000  TOHO GAS COMPANY LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                             22,062
         200  TOHO TITANIUM COMPANY LIMITED (METAL MINING)                                                                    3,095
       3,600  TOHOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                 77,380
         400  TOKAI RIKA COMPANY LIMITED (AUTO PARTS - ORIGINAL EQUIPMENT)                                                    5,081
       2,000  TOKUYAMA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                             11,604
         300  TOKYO BROADCASTING SYSTEM INCORPORATED (COMMUNICATIONS)                                                         5,150
      10,300  TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                 253,426
       1,500  TOKYO ELECTRON LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  67,877
      20,000  TOKYO GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                  83,449
         900  TOKYO STEEL MANUFACTURING COMPANY LIMITED (FURNITURE & FIXTURES)                                                9,944
       2,000  TOKYO TATEMONO COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)                                            9,511
      10,000  TOKYU CORPORATION (TRANSPORTATION SERVICES)                                                                    47,776
       4,000  TOKYU LAND CORPORATION (REAL ESTATE)                                                                           14,868
       2,000  TONENGENERAL SEKIYU KK (OIL & GAS EXTRACTION)                                                                  16,427
       4,000  TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                     31,195
      11,000  TORAY INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                          51,643
      26,000  TOSHIBA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                  113,393
       4,000  TOSOH CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                11,803
       2,200  TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                       27,696
       2,000  TOTO LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                  14,790
       1,300  TOYO SEIKAN KAISHA LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                            19,956
       1,000  TOYO SUISAN KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                           25,351
         500  TOYODA GOSEI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                         8,495
         500  TOYOTA BOSHOKU CORPORATION (TRANSPORTATION EQUIPMENT)                                                           5,528
       1,500  TOYOTA INDUSTRIES CORPORATION (TRANSPORTATION EQUIPMENT)                                                       37,855
      23,400  TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                   1,000,409
       1,700  TOYOTA TSUSHO CORPORATION (BUSINESS SERVICES)                                                                  22,273
       1,000  TREND MICRO INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              37,902
       8,000  UBE INDUSTRIES LIMITED JAPAN (CHEMICALS & ALLIED PRODUCTS)                                                     21,571
         400  UNI-CHARM CORPORATION (APPAREL & ACCESSORY STORES)                                                             30,705
       2,000  UNY COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                     20,352
         900  USHIO INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)           14,829
         210  USS COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                           13,506
          14  WEST JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                           59,955
         124  YAHOO JAPAN CORPORATION (BUSINESS SERVICES)                                                                    40,594
         900  YAKULT HONSHA COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                        27,733
         730  YAMADA DENKI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                  55,333
       2,000  YAMAGUCHI FINANCIAL GROUP (DEPOSITORY INSTITUTIONS)                                                            24,407
       1,400  YAMAHA CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                            23,872
       1,700  YAMAHA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                        23,219
         300  YAMATO KOGYO COMPANY LIMITED (PRIMARY METAL INDUSTRIES)                                                        10,483
       3,000  YAMATO TRANSPORT COMPANY LIMITED (TRANSPORTATION SERVICES)                                                     33,601
       1,000  YAMAZAKI BAKING COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                      12,128
       2,000  YASKAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  11,388
       1,700  YOKOGAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  10,794
                                                                                                                         18,693,642
                                                                                                                     --------------
KAZAKHSTAN: 0.03%
       2,635  EURASIAN NATURAL RESOURCES CORPORATION (METAL MINING)                                                          23,994
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 175


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
LUXEMBOURG: 0.55%
       7,507  ARCELORMITTAL (PRIMARY METAL INDUSTRIES)                                                               $      380,281
         598  MILLICOM INTERNATIONAL CELLULAR SA (COMMUNICATIONS)+                                                           41,293
       2,547  SES FDR (COMMUNICATIONS)                                                                                       52,725
                                                                                                                            474,299
                                                                                                                     --------------
NETHERLANDS: 3.34%
      11,807  AEGON NV (INSURANCE CARRIERS)                                                                                 104,462
       2,229  AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                                   107,011
       3,477  ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)                                              60,772
         465  BOSKALIS WESTMINSTER (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                                  22,041
         372  CORIO NV (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                               26,430
       2,775  EUROPEAN AERONAUTIC DEFENCE & SPACE COMPANY (TRANSPORTATION BY AIR)                                            47,354
         472  FUGRO NV (OIL FIELD SERVICES)                                                                                  27,873
       1,007  HEINEKEN HOLDING NV (FOOD & KINDRED PRODUCTS)                                                                  39,533
       2,158  HEINEKEN NV (EATING & DRINKING PLACES)                                                                         86,702
      16,294  ING GROEP NV (FINANCIAL SERVICES)                                                                             349,306
      15,645  KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)                                                                   225,944
       8,904  KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)                                                                                 241,588
       9,775  KONINKLIJKE AHOLD NV (FOOD STORES)                                                                            112,920
       1,148  KONINKLIJKE DSM NV (CHEMICALS & ALLIED PRODUCTS)                                                               54,300
         807  RANDSTAD HOLDINGS NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                21,220
       5,262  REED ELSEVIER NV (COMMUNICATIONS)                                                                              78,062
      23,650  ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                     696,779
       1,167  SBM OFFSHORE NV (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      24,983
       1,036  SNS REAAL (DEPOSITORY INSTITUTIONS)                                                                            11,823
       3,201  TNT NV (TRANSPORTATION SERVICES)                                                                               88,689
         532  TOMTOM NV (BUSINESS SERVICES)<<+                                                                                9,784
      14,068  UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                         395,998
       2,450  WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                   49,657

                                                                                                                          2,883,231
                                                                                                                     --------------
NEW ZEALAND: 0.09%
       7,762  AUCKLAND INTERNATIONAL AIRPORT LIMITED (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                10,200
       2,518  CONTACT ENERGY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                     13,331
       3,983  FLETCHER BUILDING LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                  17,994
       4,036  SKY CITY ENTERTAINMENT GROUP LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                      10,023
      15,215  TELECOM CORPORATION OF NEW ZEALAND LIMITED (COMMUNICATIONS)<<                                                  28,146

                                                                                                                             79,694
                                                                                                                     --------------
NORWAY: 0.84%
       1,346  AKER KVAERNER ASA (ENGINEERING CONSTRUCTION)                                                                   21,796
       6,214  DNB NOR ASA (DEPOSITORY INSTITUTIONS)                                                                          48,207
         450  FRONTLINE LIMITED (WATER TRANSPORTATION)                                                                       21,252
       5,627  NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                         38,068
       7,065  ORKLA ASA (MISCELLANEOUS RETAIL)                                                                               65,015
       1,360  PETROLEUM GEO-SERVICES ASA (OIL & GAS EXTRACTION)+                                                             17,971
       1,500  PROSAFE ASA (OIL & GAS EXTRACTION)                                                                              8,211
       1,176  RENEWABLE ENERGY CORPORATION AS (ELECTRIC, GAS & SANITARY SERVICES)+                                           21,799
       2,515  SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                                     52,106
      11,103  STATOILHYDRO ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                    263,837
       3,262  STOREBRAND ASA (INSURANCE CARRIERS)                                                                            19,386
       7,293  TELENOR ASA (COMMUNICATIONS)                                                                                   90,816
       1,600  YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                                 56,944
                                                                                                                            725,408
                                                                                                                     --------------

                   176 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
PORTUGAL: 0.29%
       3,075  BANCO BPI SA (DEPOSITORY INSTITUTIONS)                                                                 $        9,564
      19,192  BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                         31,396
       1,790  BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                              22,189
       2,386  BRISA-AUTO ESTRADAS DE PORTUGAL SA (CONSTRUCTION)                                                              23,732
       2,170  CIMPOR CIMENTOS DE PORTUGAL SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                      13,911
      15,235  ENERGIAS DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  63,938
       1,835  JERONIMO MARTINS (WHOLESALE TRADE NON-DURABLE GOODS)                                                           15,650
       5,367  PORTUGAL TELECOM SGPS SA (COMMUNICATIONS)                                                                      53,971
       1,368  PT MULTIMEDIA SERVICOS DE TELECOMUNICACOES E MULTIMEDIA SGPS SA (COMMUNICATIONS)                               10,118
       6,678  SONAE SGPS SA (GENERAL MERCHANDISE STORES)                                                                      5,917

                                                                                                                            250,386
                                                                                                                     --------------
SINGAPORE: 1.10%
       8,000  ASCENDAS REIT (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                          10,568
       8,000  CAPITACOMMERICAL TRUST (REAL ESTATE)                                                                            7,439
      14,000  CAPITALAND LIMITED (REAL ESTATE)                                                                               30,517
       9,300  CAPITAMALL TRUST (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                       14,831
       4,000  CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                        25,012
      16,000  COMFORTDELGRO CORPORATION LIMITED (TRANSPORTATION SERVICES)                                                    16,844
       7,000  COSCO CORPORATION SINGAPORE LIMITED (WATER TRANSPORTATION)                                                      7,513
      10,000  DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                          119,172
       8,000  FRASER & NEAVE LIMITED (MULTI-INDUSTRY COMPANIES)                                                              20,066
      40,000  GOLDEN AGRI-RESOURCES LIMITED (AGRICULTURAL SERVICES)                                                           8,918
       1,122  JARDINE CYCLE & CARRIAGE LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                           12,342
       1,040  K-REIT ASIA (REAL ESTATE INVESTMENT TRUSTS (REITS))                                                               701
      11,000  KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                                 60,784
       3,000  KEPPEL LAND LIMITED (REAL ESTATE)                                                                               5,992
       4,000  NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                             5,101
       9,500  OLAM INTERNATIONAL LIMITED (AGRICULTURAL SERVICES)<<                                                           12,116
      21,200  OVERSEA-CHINESE BANKING CORPORATION LIMITED (DEPOSITORY INSTITUTIONS)                                         107,039
       8,140  PARKWAY HOLDINGS LIMITED (HEALTH SERVICES)                                                                     10,783
       7,980  SEMBCORP INDUSTRIES LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                   18,282
       7,000  SEMBCORP MARINE LIMITED (TRANSPORTATION EQUIPMENT)                                                             14,882
       4,600  SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                           46,211
       7,000  SINGAPORE EXCHANGE LIMITED (BUSINESS SERVICES)                                                                 30,493
      13,000  SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                    36,270
      11,000  SINGAPORE TECHNOLOGIES ENGINEERING LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                                   20,889
      67,000  SINGAPORE TELECOMMUNICATIONS LIMITED (COMMUNICATIONS)                                                         153,144
      10,000  UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                        119,548
       4,000  UOL GROUP LIMITED (REAL ESTATE)                                                                                 7,075
       2,000  VENTURE CORPORATION LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  10,881
       7,000  WILMAR INTERNATIONAL LIMITED (FOOD & KINDRED PRODUCTS)                                                         12,414
       4,000  YANLORD LAND GROUP LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                     2,624

                                                                                                                            948,451
                                                                                                                     --------------
SOUTH AFRICA 0.00%
           0  MONDI LIMITED (FORESTRY)                                                                                            2
                                                                                                                     --------------
SPAIN: 4.11%
       2,443  ABERTIS INFRAESTRUCTURAS SA (SOCIAL SERVICES)                                                                  48,077
         241  ACCIONA SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                     36,731
       1,238  ACERINOX SA (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)<<                         22,175
       1,654  ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                                  66,961
      30,212  BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                                  488,549
       7,737  BANCO DE SABADELL SA (DEPOSITORY INSTITUTIONS)<<                                                               60,133

                   Wells Fargo Advantage Master Portfolios 177


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
SPAIN (continued)
       6,583  BANCO POPULAR ESPANOL SA (DEPOSITORY INSTITUTIONS)<<                                                   $       78,413
      53,069  BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                                  795,732
       2,092  BANKINTER SA (DEPOSITORY INSTITUTIONS)<<                                                                       26,297
       1,803  CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPORTE SA (TRANSPORTATION SERVICES)<<                            21,188
       7,164  CRITERIA CAIXACORP SA (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                            34,444
       1,492  ENAGAS SA (ELECTRIC, GAS & SANITARY SERVICES)                                                                  32,173
         381  FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                                  17,212
       1,540  GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY SERVICES)                                          52,763
         922  GAS NATURAL SDG SA (ELECTRIC, GAS & SANITARY SERVICES)<<                                                       34,224
         861  GESTEVISION TELECINCO SA (AMUSEMENT & RECREATION SERVICES)                                                      8,800
       1,089  GRIFOLS SA (HEALTH SERVICES)                                                                                   27,825
         502  GRUPO FERROVIAL SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)<<                           23,077
       6,916  IBERDROLA RENOVABLES (PIPELINES)<<+                                                                            30,219
      29,230  IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                              296,946
       4,151  IBERIA LINEAS AEREAS DE ESPANA SA (TRANSPORTATION BY AIR)                                                      10,104
         781  INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                   18,611
       1,859  INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)<<                                                   78,661
       5,504  MAPFRE SA (INSURANCE CARRIERS)                                                                                 24,060
         655  PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                                      4,423
         913  RED ELECTRICA DE ESPANA (ELECTRIC, GAS & SANITARY SERVICES)                                                    46,491
       6,396  REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                          189,551
         564  SACYR VALLEHERMOSO SA (REAL ESTATE)                                                                             9,365
      36,454  TELEFONICA SA (COMMUNICATIONS)                                                                                866,785
       3,081  UNION FENOSA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                            75,324
       1,053  ZARDOYA-OTIS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       22,995

                                                                                                                          3,548,309
                                                                                                                     --------------
SWEDEN: 2.05%
       3,168  ALFA LAVAL AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                32,783
       2,687  ASSA ABLOY AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                 32,538
       5,722  ATLAS COPCO AB CLASS A (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                65,008
       3,194  ATLAS COPCO AB CLASS B (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                32,271
       2,500  BOLIDEN AB (METAL MINING)                                                                                      10,514
       2,024  ELECTROLUX AB CLASS B (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  23,679
       1,433  GETINGE AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                   29,536
       4,480  HENNES & MAURITZ AB CLASS B (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)         183,437
         431  HOLMEN AB CLASS B (PAPER & ALLIED PRODUCTS)                                                                    14,024
           1  HUSQVARNA AB A SHARES (MACHINERY)                                                                                   7
       2,230  HUSQVARNA AB B SHARES (MACHINERY)                                                                              16,773
       3,800  INVESTOR AB (HOLDING & OTHER INVESTMENT OFFICES)                                                               71,159
       1,930  LUNDIN PETROLEUM AB (OIL & GAS EXTRACTION)+                                                                    16,125
         532  METRO INTERNATIONAL SA A SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                       174
         433  MODERN TIMES GROUP MTG B SHARES (MEDIA)                                                                        15,598
      17,859  NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                           213,218
       8,592  SANDVIK AB (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                 91,025
       3,092  SCANIA AB CLASS B (TRANSPORTATION EQUIPMENT)                                                                   38,082
       2,507  SECURITAS AB (BUSINESS SERVICES)                                                                               28,239
       4,012  SKANDINAVISKA ENSKILDA BANKEN AB CLASS A (DEPOSITORY INSTITUTIONS)                                             62,576
       3,340  SKANSKA AB CLASS B (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                             38,017
       3,240  SKF AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                        41,392
       1,592  SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                                  25,315
         675  SSAB SVENSKT STAL AB B SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT)                                                                                                   9,326
       4,777  SVENSKA CELLULOSA AB CLASS B (PAPER & ALLIED PRODUCTS)                                                         50,605
       3,914  SVENSKA HANDELSBANKEN AB CLASS A (DEPOSITORY INSTITUTIONS)                                                     87,659
       3,300  SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                          43,143
       2,125  SWEDISH MATCH AB (TOBACCO PRODUCTS)                                                                            37,146

                   178 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
SWEDEN (continued)
       2,496  TELE2 AB (COMMUNICATIONS)                                                                              $       28,485
      25,587  TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                                      242,998
      18,911  TELIASONERA AB (COMMUNICATIONS)                                                                               107,471
       9,595  VOLVO AB CLASS B (TRANSPORTATION EQUIPMENT)                                                                    86,687

                                                                                                                          1,775,010
                                                                                                                     --------------
SWITZERLAND: 7.69%
      19,001  ABB LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                              368,210
         893  ACTELION LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                                 46,015
       1,038  ADECCO SA (BUSINESS SERVICES)                                                                                  45,092
         658  ARYZTA AG (FOOD & KINDRED PRODUCTS)+                                                                           26,631
         437  BALOISE HOLDING AG (INSURANCE AGENTS, BROKERS & SERVICE)                                                       29,836
       4,448  COMPAGNIE FINANCIERE RICHEMONT SA (GENERAL MERCHANDISE STORES)                                                196,528
       9,036  CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                      421,999
         383  EFG INTERNATIONAL (BANKING)                                                                                    11,058
         325  GEBERIT AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                 39,857
          54  GIVAUDAN (CHEMICALS & ALLIED PRODUCTS)                                                                         45,104
       1,777  HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               130,239
       1,790  JULIUS BAER HOLDING AG (DEPOSITORY INSTITUTIONS)                                                               89,018
         442  KUEHNE & NAGEL INTERNATIONAL AG (TRANSPORTATION SERVICES)                                                      29,491
           7  LINDT & SPRUENGLI AG (FOOD & KINDRED PRODUCTS)                                                                 17,068
       1,412  LOGITECH INTERNATIONAL SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                            32,231
         396  LONZA GROUP AG (CHEMICALS & ALLIED PRODUCTS)                                                                   49,687
      33,353  NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                         1,441,435
         979  NOBEL BIOCARE HOLDING AG (MEDICAL PRODUCTS)                                                                    32,746
      20,189  NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                   1,062,942
          51  OC OERLIKON CORPORATION AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  10,102
         214  PARGESA HOLDING SA (HOLDING & OTHER INVESTMENT OFFICES)                                                        18,418
         402  PHONAK HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)            26,209
       5,961  ROCHE HOLDINGS AG GENUSSCHEIN (MEDICAL PRODUCTS)                                                              933,146
         417  SCHINDLER HOLDING AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                       25,103
          40  SGS SOCIETE GENERALE DE SURVEILLANCE HOLDING SA (BUSINESS SERVICES)                                            47,076
       5,689  STMICROELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                 EQUIPMENT)                                                                                                  57,688
          69  STRAUMANN HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                                    19,118
         231  SULZER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                             24,578
         408  SWATCH GROUP AG (APPAREL & ACCESSORY STORES)                                                                   13,671
         267  SWATCH GROUP AG CLASS B (APPAREL & ACCESSORY STORES)                                                           49,284
         295  SWISS LIFE HOLDING (INSURANCE CARRIERS)                                                                        42,830
       3,072  SWISS REINSURANCE (INSURANCE CARRIERS)                                                                        170,513
         191  SWISSCOM AG (COMMUNICATIONS)                                                                                   56,921
         909  SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                                     191,694
         495  SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                 OPTICAL)                                                                                                    68,479
      24,938  UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                          426,249
       1,256  ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                             347,812

                                                                                                                          6,644,078
                                                                                                                     --------------
UNITED KINGDOM: 19.91%
       3,447  3I GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                              43,645
       1,551  ACERGY SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                                    15,679
       3,002  ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                             14,636
       2,733  AMEC PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                      31,348
      11,418  ANGLO AMERICAN PLC (METAL MINING)                                                                             385,706
       3,360  ANTOFAGASTA PLC (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                     24,408
       3,255  ASSOCIATED BRITISH FOODS PLC (FOOD & KINDRED PRODUCTS)                                                         41,305
      12,356  ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                                 540,690

                   Wells Fargo Advantage Master Portfolios 179


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
UNITED KINGDOM (continued)
      23,201  AVIVA PLC (INSURANCE CARRIERS)                                                                         $      201,807
      30,357  BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                       223,789
       3,846  BALFOUR BEATTY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                            20,897
      69,090  BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                        410,492
         674  BERKELEY GROUP HOLDINGS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    9,210
      28,389  BG GROUP PLC (OIL & GAS EXTRACTION)                                                                           514,862
      18,727  BHP BILLITON PLC (COAL MINING)                                                                                424,243
     159,760  BP PLC (OIL & GAS EXTRACTION)                                                                               1,330,522
       4,818  BRITISH AIRWAYS PLC (TRANSPORTATION BY AIR)                                                                    14,699
      13,036  BRITISH AMERICAN TOBACCO PLC (TOBACCO PRODUCTS)                                                               425,588
       8,727  BRITISH ENERGY GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                  118,589
       4,313  BRITISH LAND COMPANY PLC (REAL ESTATE)                                                                         58,176
       9,708  BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                                  72,226
      67,315  BT GROUP PLC (COMMUNICATIONS)                                                                                 195,149
       2,726  BUNZL PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                             32,070
       3,441  BURBERRY GROUP PLC (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                   24,331
      11,417  CADBURY PLC (FOOD & KINDRED PRODUCTS)                                                                         115,471
       1,092  CAIRN ENERGY PLC (OIL & GAS EXTRACTION)+                                                                       40,758
       5,382  CAPITA GROUP PLC (PERSONAL SERVICES)                                                                           66,979
       1,351  CARNIVAL PLC (WATER TRANSPORTATION)                                                                            40,266
       3,304  CARPHONE WAREHOUSE PLC (ELECTRONICS)                                                                           10,204
         114  CATTLES PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                                  159
      31,056  CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                              174,744
       9,694  COBHAM PLC (TRANSPORTATION BY AIR)                                                                             32,953
      15,622  COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                    96,888
       2,419  DAILY MAIL & GENERAL TRUST CLASS A NV (COMMUNICATIONS)                                                         13,960
      22,028  DIAGEO PLC (FOOD & KINDRED PRODUCTS)                                                                          375,784
       2,828  DRAX GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                             38,078
       4,158  ENTERPRISE INNS PLC (EATING & DRINKING PLACES)                                                                 13,427
       4,103  FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                       39,170
      18,679  FRIENDS PROVIDENT PLC (INSURANCE CARRIERS)                                                                     31,769
       5,604  GKN PLC (TRANSPORTATION EQUIPMENT)                                                                             19,904
      46,412  GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                           1,005,404
      10,799  GROUP 4 SECURICOR PLC (SOCIAL SERVICES)                                                                        39,051
       2,367  HAMMERSON PLC (REAL ESTATE)                                                                                    41,730
      11,959  HAYS PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                            17,317
      44,725  HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                            101,471
       7,274  HOME RETAIL GROUP (GENERAL MERCHANDISE STORES)                                                                 30,655
     101,868  HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                                 1,648,039
       4,229  ICAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                                  27,277
       2,692  IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                               18,164
       8,763  IMPERIAL TOBACCO GROUP PLC (TOBACCO PRODUCTS)                                                                 281,297
       3,789  INCHCAPE PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                               12,799
       2,104  INTERCONTINENTAL HOTELS GROUP PLC (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                         26,066
      13,376  INTERNATIONAL POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                    86,551
       6,793  INVENSYS PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          25,240
       3,166  INVESTEC PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                              17,299
      27,062  ITV PLC (COMMUNICATIONS)                                                                                       20,323
       8,675  J SAINSBURY PLC (FOOD & KINDRED PRODUCTS)                                                                      54,406
       1,757  JOHNSON MATTHEY PLC (CHEMICALS & ALLIED PRODUCTS)                                                              42,743
       1,806  KAZAKHMYS PLC (METAL MINING)                                                                                   18,966
      19,927  KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                             47,505
       5,037  LADBROKERS PLC (AMUSEMENT & RECREATION SERVICES)                                                               17,010
       3,975  LAND SECURITIES GROUP PLC (REAL ESTATE)                                                                        89,777
      50,440  LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                                 91,030

                   180 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
UNITED KINGDOM (continued)
       2,075  LIBERTY INTERNATIONAL PLC (REAL ESTATE)                                                                $       35,880
         248  LIGHTHOUSE CALEDONIA ASA (FISHING, HUNTING & TRAPPING)+                                                           165
      48,726  LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                                195,794
      11,585  LOGICACMG PLC (BUSINESS SERVICES)                                                                              22,666
       1,222  LONDON STOCK EXCHANGE GROUP PLC (FINANCIAL)                                                                    19,357
       1,303  LONMIN PLC (METAL MINING)                                                                                      53,291
      14,475  MAN GROUP PLC (BUSINESS SERVICES)                                                                              88,454
      14,241  MARKS & SPENCER GROUP PLC (GENERAL MERCHANDISE STORES)                                                         52,017
       5,356  MEGGITT PLC (TRANSPORTATION BY AIR)                                                                            18,022
       3,037  MONDI PLC (PAPER & ALLIED PRODUCTS)                                                                            14,172
       1,033  NATIONAL EXPRESS GROUP PLC (TRANSPORTATION SERVICES)                                                           14,937
      21,550  NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)           273,535
       1,677  NEXT PLC (APPAREL & ACCESSORY STORES)                                                                          30,921
      44,416  OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                            62,170
       6,888  PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                         74,623
       2,399  PERSIMMON PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 17,456
      21,129  PRUDENTIAL PLC (INSURANCE CARRIERS)                                                                           192,656
       2,249  PUNCH TAVERNS PLC (EATING & DRINKING PLACES)                                                                    5,500
       5,218  RECKITT BENCKISER GROUP (CHEMICALS & ALLIED PRODUCTS)                                                         252,993
       9,296  REED ELSEVIER PLC (COMMUNICATIONS)                                                                             92,567
      15,414  RENTOKIL INITIAL PLC (COMMUNICATIONS)                                                                          19,124
       5,258  REXAM PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                             37,357
       8,469  RIO TINTO PLC (METAL MINING)                                                                                  531,506
      15,377  ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                                     93,108
     140,284  ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                                    452,543
       7,120  ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                          205,628
      23,245  ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                          653,015
       7,617  SABMILLER PLC (EATING & DRINKING PLACES)                                                                      148,719
      10,677  SAGE GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        37,398
         985  SCHRODERS PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                             18,171
       7,598  SCOTTISH & SOUTHERN ENERGY PLC (ELECTRIC, GAS & SANITARY SERVICES)                                            193,336
       3,712  SEGRO PLC (REAL ESTATE)                                                                                        27,987
       3,879  SERCO GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                     25,298
       1,933  SEVERN TRENT PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                           46,903
       4,665  SHIRE LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                                    73,768
         971  SIGNET JEWELERS LIMITED (APPAREL & ACCESSORY STORES)                                                           19,327
       7,397  SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                               78,123
       3,232  SMITHS GROUP PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)             58,613
       4,401  STAGECOACH GROUP PLC (TRANSPORTATION SERVICES)                                                                 20,000
      12,267  STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                              301,835
      19,298  STANDARD LIFE PLC (INSURANCE AGENTS, BROKERS & SERVICE)                                                        84,129
       3,873  TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                      26,607
       8,802  TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             5,703
      67,820  TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                           471,685
       3,885  THOMAS COOK GROUP PLC (TRANSPORTATION SERVICES)                                                                15,415
       1,657  THOMSON REUTERS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          37,031
       7,217  TOMKINS PLC (BUSINESS SERVICES)                                                                                20,150
       4,645  TUI TRAVEL PLC (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                            17,961
       6,134  TULLOW OIL PLC (OIL & GAS EXTRACTION)                                                                          78,425
      11,211  UNILEVER PLC (FOOD & KINDRED PRODUCTS)                                                                        304,831
       2,075  UNITED BUSINESS MEDIA LIMITED (COMMUNICATIONS)                                                                 18,278
       6,043  UNITED UTILITIES GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 74,995
       1,228  VEDANTA RESOURCES PLC (METAL MINING)                                                                           25,739
     450,844  VODAFONE GROUP PLC (COMMUNICATIONS)                                                                           995,652
       1,498  WHITBREAD PLC (EATING & DRINKING PLACES)                                                                       28,333
       2,951  WILLIAM HILL PLC (AMUSEMENT & RECREATION SERVICES)                                                             12,444

                   Wells Fargo Advantage Master Portfolios 181


Portfolio of Investments--September 30, 2008

INTERNATIONAL INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------------------------------------  --------------
UNITED KINGDOM (continued)
      21,268  WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                            $       98,904
       5,416  WOLSELEY PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                               40,937
       9,400  WPP GROUP PLC (BUSINESS SERVICES)                                                                              76,032
       5,415  XSTRATA PLC (DIVERSIFIED MINING)                                                                              168,730
                                                                                                                         17,205,617
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $81,746,776)                                                                                   84,050,452
                                                                                                                     --------------

                                                                                                    EXPIRATION DATE
                                                                                                    ---------------
WARRANTS: 0.00%
       4,000  DOWA MINING WARRANTS+                                                                    01/29/2010               826

TOTAL WARRANTS (COST $0)                                                                                                        826
                                                                                                                     --------------
PREFERRED STOCKS: 0.02%
         414  BAYERISCHE MOTOREN WERKE AG PREFERRED                                                                          12,697

TOTAL PREFERRED STOCKS (COST $19,600)                                                                                        12,697
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 1.85%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.85%
   1,602,052  BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                            1,602,052
                                                                                                                     --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $1,602,052)                                                                 1,602,052
                                                                                                                     --------------
SHORT-TERM INVESTMENTS: 0.40%
     345,298  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                  345,298
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $345,298)                                                                                345,298
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $83,713,726)*                             99.54%                                                            $   86,011,325
OTHER ASSETS AND LIABILITIES, NET                   0.46                                                                    394,384
                                                  ------                                                             --------------
TOTAL NET ASSETS                                  100.00%                                                            $   86,405,709
                                                  ------                                                             --------------

<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $345,298.

* Cost for federal income tax purposes is $84,040,085 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation               $ 13,389,513
Gross unrealized depreciation                (11,418,273)
                                            ------------
Net unrealized appreciation(depreciation)   $  1,971,240

The accompanying notes are an integral part of these financial statements.

                   182 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 91.35%
AUSTRALIA: 5.92%
     356,700  AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                               $    1,568,562
     448,500  AWB LIMITED (AGRICULTURAL SERVICES)                                                                         1,001,863
     404,900  BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                            2,386,322
     493,200  BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                                    2,448,944
     228,400  CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS)                                                                                                  457,646
   1,718,600  GOODMAN FIELDER LIMITED (DURABLE GOODS - CONSUMER)                                                          1,949,571
     574,800  METCASH LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                             1,840,000
     700,300  MINCOR RESOURCES NL (METAL MINING)<<                                                                          702,060
      88,400  NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   1,784,130
     845,300  PERILYA LIMITED (METAL MINING)<<                                                                              203,659
     894,000  QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                      2,279,150
     414,900  SALLY MALAY MINING LIMITED (METAL MINING)                                                                     489,321
     210,400  TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION SERVICES)                                                  1,382,262
                                                                                                                         18,493,490
                                                                                                                     --------------
AUSTRIA: 0.39%
      39,300  VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
                 TRANSPORTATION EQUIPMENT)                                                                                1,228,057
                                                                                                                     --------------
BELGIUM: 0.82%
       7,700  DEXIA SA (DEPOSITORY INSTITUTIONS)<<                                                                           84,110
      99,600  FORTIS (DEPOSITORY INSTITUTIONS)                                                                              615,325
      37,000  TESSENDERLO CHEMIE NV (CHEMICALS & ALLIED PRODUCTS)                                                         1,852,914
                                                                                                                          2,552,349
                                                                                                                     --------------
DENMARK: 1.31%
      44,400  DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                   1,069,042
     110,600  H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                               2,102,755
      19,850  NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                      934,813
                                                                                                                          4,106,610
                                                                                                                     --------------
FINLAND: 0.72%
      51,800  RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                                  1,035,226
      82,700  TIETOENATOR OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                               1,217,309
                                                                                                                          2,252,535
                                                                                                                     --------------
FRANCE: 9.45%
         730  ARKEMA (OIL & GAS EXTRACTION)                                                                                  26,950
      64,300  BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                                    6,137,901
      32,800  COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                          1,696,689
      17,400  COMPAGNIE GENERALE DES ETABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS
                 PLASTICS PRODUCTS)                                                                                       1,127,036
      74,700  CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                                1,438,707
      21,200  PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                                   797,885
      27,600  RALLYE SA (GENERAL MERCHANDISE STORES)                                                                        809,145
      21,400  RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                       1,363,805
      92,500  SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)                                                       1,618,804
      83,700  SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                             5,502,888
       4,300  SCOR SE (INSURANCE AGENTS, BROKERS & SERVICE)                                                                  80,706
      17,600  SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                                  1,580,998
      58,900  TOTAL SA (OIL & GAS EXTRACTION)                                                                             3,578,162
      54,100  VALEO SA (TRANSPORTATION EQUIPMENT)                                                                         1,637,157
      68,000  VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                       2,131,843
                                                                                                                         29,528,676
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 183


Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
GERMANY: 8.22%
       2,825  ALLIANZ SE (INSURANCE CARRIERS)                                                                        $      387,302
      99,900  BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                       4,762,869
      72,500  BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)                                                                                                2,810,150
      61,100  DAIMLER AG (TRANSPORTATION EQUIPMENT)                                                                       3,033,787
      20,100  DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                                  1,437,891
     122,200  DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                               2,388,800
      31,000  HANNOVER RUECKVERSICHERUNG AG (INSURANCE CARRIERS)                                                          1,134,540
      54,500  HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED
                 INDUSTRIES)                                                                                                858,521
      31,800  MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                                          4,796,854
      29,900  NORDDEUTSCHE AFFINERIE AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   1,263,741
      93,800  THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                                  2,816,238
                                                                                                                         25,690,693
                                                                                                                     --------------
GREECE: 0.12%
      10,300  DRYSHIPS INCORPORATED (WATER TRANSPORTATION)                                                                  365,547
                                                                                                                     --------------
HONG KONG: 1.84%
   1,133,000  CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)<<                                                    1,932,558
     439,500  CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                                1,284,717
     253,500  HONGKONG ELECTRIC HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                      1,592,226
     371,500  ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)<<                                                951,672
                                                                                                                          5,761,173
                                                                                                                     --------------
IRELAND: 0.86%
      79,300  ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                              651,885
     225,000  BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                                   1,254,355
     111,500  IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               781,102
                                                                                                                          2,687,342
                                                                                                                     --------------
ITALY: 4.42%
     266,500  ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)                                                                2,224,653
     167,100  ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                           4,429,152
     189,400  FIAT SPA (TRANSPORTATION EQUIPMENT)                                                                         2,545,139
     175,000  INTESA SANPAOLO (DEPOSITORY INSTITUTIONS)                                                                     962,424
     166,200  UNIONE DI BANCHE ITALIANE SCPA (DEPOSITORY INSTITUTIONS)                                                    3,640,892
                                                                                                                         13,802,260
                                                                                                                     --------------
JAPAN: 19.74%
      24,200  ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                     827,064
     190,000  ADEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                             1,201,153
      96,400  ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                 & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   754,613
     252,200  AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT)                                                                                               1,385,040
     244,000  ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                       1,026,608
      58,500  ASTELLAS PHARMA INCORPORATED (CHEMICALS & ALLIED PRODUCTS)<<                                                2,458,124
     180,000  CALSONIC KANSEI CORPORATION (TRANSPORTATION EQUIPMENT)<<                                                      516,215
     315,000  CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN
                 SUPPLY & MOBILE HOME DEALERS)                                                                            1,051,725
     510,000  COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                            1,209,707
     294,900  DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                             775,823
      72,500  EIZO NANAO CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   1,393,189
     171,000  FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                 COMPUTER EQUIPMENT)                                                                                        866,178
      57,700  HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              702,585
      45,800  HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                      1,389,241
      40,300  JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)                                                        1,249,952
         400  KDDI CORPORATION (COMMUNICATIONS)                                                                           2,265,868
     319,000  MARUBENI CORPORATION (BUSINESS SERVICES)                                                                    1,446,023

                   184 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
JAPAN (continued)
     154,000  MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME FURNITURE,
                 FURNISHINGS & EQUIPMENT STORES)                                                                     $    2,654,886
      64,100  MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                                  1,337,136
      97,000  MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                    1,204,189
     599,000  MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                                     1,398,113
      55,500  NIFCO INCORPORATED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                 975,225
     213,000  NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION &
                 WAREHOUSING)                                                                                               950,880
     406,500  NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                                  1,637,393
     303,300  NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)<<                                                             1,527,324
       1,000  NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                                   4,463,447
     349,600  NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)<<                                                                                              2,363,919
       2,900  NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                    4,642,022
     164,400  OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   2,551,868
     211,000  RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   2,966,864
      40,000  RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                     828,118
     337,000  SANKEN ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL
                 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)<<                                                     1,422,515
     384,000  SANWA HOLDINGS CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY
                 & MOBILE HOME DEALERS)                                                                                   1,450,358
      19,400  SFCG COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
                 & SERVICES)<<                                                                                              883,391
      94,500  SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                                  920,398
     147,000  SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               628,665
     321,800  SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
                 & SERVICES)                                                                                              3,000,415
     234,000  TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                     921,742
      56,800  TOYOTA MOTOR CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE
                 STATIONS)<<                                                                                              2,428,343
                                                                                                                         61,676,319
                                                                                                                     --------------
NETHERLANDS: 2.20%
     286,300  AEGON NV (INSURANCE CARRIERS)                                                                               2,532,979
     137,300  ING GROEP NV (FINANCIAL SERVICES)                                                                           2,943,401
      47,800  ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                     1,408,289
                                                                                                                          6,884,669
                                                                                                                     --------------
NORWAY: 1.50%
     170,500  CERMAQ ASA (FOOD & KINDRED PRODUCTS)                                                                        1,108,706
     177,600  DNB NOR ASA (DEPOSITORY INSTITUTIONS)                                                                       1,377,785
      63,600  NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                        430,268
      74,100  STATOILHYDRO ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  1,760,862
                                                                                                                          4,677,621
                                                                                                                     --------------
PORTUGAL: 0.65%
     164,702  BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                           2,042,243
                                                                                                                     --------------
SINGAPORE: 0.97%
     606,490  MOBILONE LIMITED (COMMUNICATIONS)                                                                             778,081
     787,000  NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)<<                                                       1,003,689
     126,000  SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                        1,265,783
                                                                                                                          3,047,553
                                                                                                                     --------------
SPAIN: 4.30%
      75,800  BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                                1,225,738
     409,900  BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                                6,146,156
     138,100  REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                        4,092,709
      82,400  TELEFONICA SA (COMMUNICATIONS)                                                                              1,959,267
                                                                                                                         13,423,870
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 185


Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SWEDEN: 1.83%
      87,600  ELECTROLUX AB CLASS B (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT)<<                                                            $    1,024,825
     121,000  NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                         1,444,612
      70,500  SVENSKA HANDELSBANKEN AB CLASS A (DEPOSITORY INSTITUTIONS)                                                  1,578,934
      22,200  SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                         290,232
     151,400  VOLVO AB CLASS B (TRANSPORTATION EQUIPMENT)                                                                 1,367,833
                                                                                                                          5,706,436
                                                                                                                     --------------
SWITZERLAND: 6.64%
      34,200  BALOISE HOLDING AG (INSURANCE AGENTS, BROKERS & SERVICE)                                                    2,334,997
     209,944  CLARIANT AG (CHEMICALS & ALLIED PRODUCTS)                                                                   2,044,485
      87,400  CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                    4,081,752
       3,700  GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)                                                                 1,330,678
      19,900  NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                   1,047,726
       3,700  RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                             1,125,930
       9,000  SWISSCOM AG (COMMUNICATIONS)                                                                                2,682,151
       2,000  VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                                377,322
       7,800  VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                                    1,258,332
      16,100  ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                           4,458,421
                                                                                                                         20,741,794
                                                                                                                     --------------
UNITED KINGDOM: 19.45%
     175,800  ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                            857,098
     376,000  AMLIN PLC (INSURANCE CARRIERS)                                                                              2,151,494
     125,700  ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                               5,500,541
     220,500  AVIVA PLC (INSURANCE CARRIERS)                                                                              1,917,950
     268,700  BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                      1,596,456
     791,800  BP PLC (OIL & GAS EXTRACTION)                                                                               6,594,310
     332,100  BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                            1,085,899
   1,016,100  BT GROUP PLC (COMMUNICATIONS)                                                                               2,945,711
     533,000  CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                            2,999,046
     181,087  DRAX GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                          2,438,243
     390,000  DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                                        756,325
     569,500  GKN PLC (TRANSPORTATION EQUIPMENT)                                                                          2,022,750
     126,800  GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                           2,746,815
     184,200  GREENE KING PLC (FOOD & KINDRED PRODUCTS)                                                                   1,514,533
     298,900  HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                            678,134
     242,900  IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                            1,638,900
     172,200  JJB SPORTS PLC (APPAREL & ACCESSORY STORES)                                                                   137,311
     295,800  LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                              1,188,606
     539,900  MARSTON'S PLC (EATING & DRINKING PLACES)                                                                    1,525,385
     237,100  NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                                  272,544
   1,123,200  OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                         1,572,157
     315,100  PREMIER FOODS PLC (WHOLESALE TRADE-DURABLE GOODS)                                                             423,050
     652,900  ROYAL & SUN ALLIANCE INSURANCE GROUP PLC (INSURANCE CARRIERS)                                               1,745,610
     261,478  ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                                    843,500
     264,000  ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                        7,416,472
      23,500  SPECTRIS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                 EXCEPT COMPUTER EQUIPMENT)+                                                                                281,035
     319,900  TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                   2,197,697
           1  TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                 OPERATIVE BUILDERS)                                                                                              0
     566,200  TOMKINS PLC (BUSINESS SERVICES)                                                                             1,580,873
   1,181,894  VODAFONE GROUP PLC (COMMUNICATIONS)                                                                         2,610,118
     223,600  WH SMITH PUBLIC LIMITED CORPORATION (COMMUNICATIONS)                                                        1,522,538
                                                                                                                         60,761,101
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $378,827,425)                                                                                 285,430,338
                                                                                                                     --------------

                   186 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

INTERNATIONAL VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COLLATERAL FOR SECURITIES LENDING: 4.37%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 4.37%
  13,647,927  BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                       $   13,647,927
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $13,647,927)                                                               13,647,927
                                                                                                                     --------------
SHORT-TERM INVESTMENTS: 5.55%
  17,359,667 WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                17,359,667
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $17,359,667)                                                                          17,359,667
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $409,835,019)*                               101.27%                                                        $  316,437,932
OTHER ASSETS AND LIABILITIES, NET                      (1.27)                                                            (3,976,907)
                                                      ------                                                         --------------
TOTAL NET ASSETS                                      100.00%                                                        $  312,461,025
                                                      ------                                                         --------------

<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $17,359,667.

* Cost for federal income tax purposes is $409,952,518 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                   $  4,581,476
Gross unrealized depreciation                    (98,096,062)
                                                ------------
Net unrealized appreciation (depreciation)      $(93,514,586)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 187


Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 97.05%
APPAREL & ACCESSORY STORES: 1.64%
     134,390  GAP INCORPORATED<<                                                                                     $    2,389,454
                                                                                                                     --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 1.21%
      30,870  SHERWIN-WILLIAMS COMPANY                                                                                    1,764,529
                                                                                                                     --------------
BUSINESS SERVICES: 8.69%
     113,300  ACTIVISION BLIZZARD INCORPORATED+                                                                           1,748,219
      59,380  ADOBE SYSTEMS INCORPORATED                                                                                  2,343,729
      86,070  CA INCORPORATED                                                                                             1,717,957
      78,060  JUNIPER NETWORKS INCORPORATED+                                                                              1,644,724
       6,470  MASTERCARD INCORPORATED CLASS A                                                                             1,147,325
     113,110  ORACLE CORPORATION+                                                                                         2,297,264
      89,800  SYMANTEC CORPORATION+                                                                                       1,758,284
                                                                                                                         12,657,502
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 12.79%
      52,330  ABBOTT LABORATORIES                                                                                         3,013,161
      29,220  AMGEN INCORPORATED+                                                                                         1,731,869
      46,890  AVON PRODUCTS INCORPORATED                                                                                  1,949,217
      36,200  BIOGEN IDEC INCORPORATED+                                                                                   1,820,498
       6,630  CF INDUSTRIES HOLDINGS INCORPORATED                                                                           606,380
      33,390  JOHNSON & JOHNSON                                                                                           2,313,259
      19,510  MONSANTO COMPANY                                                                                            1,931,100
      20,920  MOSAIC COMPANY                                                                                              1,422,978
     101,510  PFIZER INCORPORATED                                                                                         1,871,844
      28,330  PROCTER & GAMBLE COMPANY                                                                                    1,974,318
                                                                                                                         18,634,624
                                                                                                                     --------------
COAL MINING: 0.95%
      30,670  PEABODY ENERGY CORPORATION                                                                                  1,380,150
                                                                                                                     --------------
COMMUNICATIONS: 2.90%
      56,100  AMERICAN TOWER CORPORATION CLASS A                                                                          2,017,917
      84,620  DIRECTV GROUP INCORPORATED<<                                                                                2,214,505
                                                                                                                          4,232,422
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 4.35%
     108,010  HUDSON CITY BANCORP INCORPORATED<<                                                                          1,992,785
      30,790  NORTHERN TRUST CORPORATION                                                                                  2,223,038
      86,180  WESTERN UNION COMPANY                                                                                       2,126,061
                                                                                                                          6,341,884
                                                                                                                     --------------
EATING & DRINKING PLACES: 1.24%
      29,330  MCDONALD'S CORPORATION                                                                                      1,809,661
                                                                                                                     --------------
EDUCATIONAL SERVICES: 1.43%
      35,210  APOLLO GROUP INCORPORATED CLASS A+                                                                          2,087,953
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.12%
     128,020  EL PASO CORPORATION                                                                                         1,633,535
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT:
   9.87%
      50,270  AMPHENOL CORPORATION CLASS A                                                                                2,017,838
      64,620  ANALOG DEVICES INCORPORATED                                                                                 1,702,737
      84,170  BROADCOM CORPORATION CLASS A+                                                                               1,568,087

                   188 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT
   (continued)
      49,820  EMERSON ELECTRIC COMPANY                                                                               $    2,032,158
       7,770  FIRST SOLAR INCORPORATED+                                                                                   1,467,831
     166,350  MARVELL TECHNOLOGY GROUP LIMITED+                                                                           1,547,055
      45,700  QUALCOMM INCORPORATED                                                                                       1,963,729
      89,080  XILINX INCORPORATED                                                                                         2,088,926
                                                                                                                         14,388,361
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.75%
      66,990  ACCENTURE LIMITED CLASS A                                                                                   2,545,620
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 2.71%
      23,170  BUNGE LIMITED<<                                                                                             1,463,881
      36,060  GENERAL MILLS INCORPORATED                                                                                  2,478,043
                                                                                                                          3,941,924
                                                                                                                     --------------
FOOD STORES: 1.38%
      73,300  KROGER COMPANY                                                                                              2,014,284
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 1.35%
      64,280  TJX COMPANIES INCORPORATED<<                                                                                1,961,826
                                                                                                                     --------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 1.14%
      46,080  FOSTER WHEELER LIMITED                                                                                      1,663,949
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 7.49%
      32,760  FMC TECHNOLOGIES INCORPORATED<<+                                                                            1,524,978
      57,630  GAMESTOP CORPORATION CLASS A+                                                                               1,971,522
      46,810  HEWLETT-PACKARD COMPANY                                                                                     2,164,494
      27,500  INTERNATIONAL BUSINESS MACHINES CORPORATION                                                                 3,216,402
      14,190  NATIONAL OILWELL VARCO INCORPORATED+                                                                          712,764
      17,250  SPX CORPORATION                                                                                             1,328,250
                                                                                                                         10,918,410
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.40%
      81,220  UNUMPROVIDENT CORPORATION                                                                                   2,038,622
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 4.38%
      22,000  C.R. BARD INCORPORATED<<                                                                                    2,087,140
      38,340  COVIDIEN LIMITED                                                                                            2,061,158
      40,670  THERMO FISHER SCIENTIFIC INCORPORATED+                                                                      2,236,850
                                                                                                                          6,385,148
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 2.72%
      49,700  ST. JUDE MEDICAL INCORPORATED                                                                               2,161,453
      31,500  VARIAN MEDICAL SYSTEMS INCORPORATED                                                                         1,799,595
                                                                                                                          3,961,048
                                                                                                                     --------------
MEDICAL MANAGEMENT SERVICES: 1.37%
      26,950  EXPRESS SCRIPTS INCORPORATED+                                                                               1,989,449
                                                                                                                     --------------
MEDICAL PRODUCTS: 1.25%
      27,720  BAXTER INTERNATIONAL INCORPORATED                                                                           1,819,264
                                                                                                                     --------------
METAL MINING: 0.39%
      10,770  CLEVELAND-CLIFFS INCORPORATED                                                                                 570,164
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 189


Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.15%
      47,700  TYCO INTERNATIONAL LIMITED                                                                             $    1,670,454
                                                                                                                          1,670,454
                                                                                                                     --------------
MOTION PICTURES: 1.35%
      63,890  WALT DISNEY COMPANY                                                                                         1,960,784
                                                                                                                     --------------
OIL & GAS EXTRACTION: 5.20%
      18,710  APACHE CORPORATION                                                                                          1,951,079
      32,710  ENSCO INTERNATIONAL INCORPORATED                                                                            1,885,077
      27,500  OCCIDENTAL PETROLEUM CORPORATION                                                                            1,937,375
      59,120  SOUTHWESTERN ENERGY COMPANY                                                                                 1,805,525
                                                                                                                          7,579,056
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 1.14%
      63,290  INTERNATIONAL PAPER COMPANY<<                                                                               1,656,932
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.77%
      27,130  EXXON MOBIL CORPORATION                                                                                     2,106,916
      23,510  HESS CORPORATION                                                                                            1,929,701
                                                                                                                          4,036,617
                                                                                                                     --------------
PIPELINES: 1.03%
      63,270  THE WILLIAMS COMPANIES INCORPORATED                                                                         1,496,336
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 1.01%
      37,200  NUCOR CORPORATION                                                                                           1,469,400
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 1.26%
      27,800  NORFOLK SOUTHERN CORPORATION                                                                                1,840,638
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.17%
     105,290  TD AMERITRADE HOLDING CORPORATION<<+                                                                        1,705,698
                                                                                                                     --------------
TOBACCO PRODUCTS: 1.39%
      42,200  PHILIP MORRIS INTERNATIONAL                                                                                 2,029,820
                                                                                                                     --------------
TRANSPORTATION BY AIR: 1.34%
     134,300  SOUTHWEST AIRLINES COMPANY                                                                                  1,948,693
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 3.52%
      13,750  GENERAL DYNAMICS CORPORATION                                                                                1,012,274
      43,760  HONEYWELL INTERNATIONAL INCORPORATED                                                                        1,818,228
      21,000  LOCKHEED MARTIN CORPORATION                                                                                 2,303,070
                                                                                                                          5,133,572
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.20%
      56,760  SYSCO CORPORATION                                                                                           1,749,911
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $157,416,959)                                                                                 141,407,694
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 10.07%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.86%
     313,459  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                     313,459
     313,459  DAILY ASSETS FUND INSTITUTIONAL                                                                               313,459
     313,459  DREYFUS CASH MANAGEMENT FUND                                                                                  313,459
     313,459  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                               313,459
                                                                                                                          1,253,836
                                                                                                                     --------------

                   190 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS: 9.21%
$    255,279  ATLANTIS ONE FUNDING CORPORATION++                                              6.75%     10/01/2008   $      255,279
     118,735  BANCO SANTANDER TOTTA LOAN+++/-                                                 2.51      10/15/2008          118,730
     118,735  BANK OF IRELAND+++/-                                                            2.80      10/14/2008          118,732
   2,137,223  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $2,137,357)                                       2.25      10/01/2008        2,137,223
     121,255  CHEYNE FINANCE LLC+++/-####(a)(i)                                               2.08      02/25/2008            2,001
      93,354  CHEYNE FINANCE LLC+/-####(a)(i)                                                 7.04      05/19/2008            1,540
      76,812  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $76,814)                                   1.15      10/01/2008           76,812
   2,334,323  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $2,334,469)                                       2.25      10/01/2008        2,334,323
     455,394  GRYPHON FUNDING LIMITED(a)(i)                                                   0.00      08/23/2009          198,415
     308,710  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                             2.58      10/16/2008          308,710
     252,074  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $252,121)                                  6.75      10/01/2008          252,074
   2,334,323  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $2,334,436)                                1.75      10/01/2008        2,334,323
     255,279  MATCHPOINT MASTER TRUST++                                                       6.75      10/01/2008          255,279
     255,279  MONT BLANC CAPITAL CORPORATION++                                                7.50      10/01/2008          255,279
      21,966  MORGAN STANLEY+/-                                                               2.64      10/15/2008           21,966
   1,917,327  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $1,917,380)                                1.00      10/01/2008        1,917,327
     237,469  NORTHERN ROCK PLC+++/-                                                          2.52      10/03/2008          237,448
      71,241  ROYAL BANK OF CANADA                                                            0.25      10/01/2008           71,241
     232,720  ROYAL BANK OF CANADA                                                            8.00      10/01/2008          232,720
     194,725  ROYAL BANK OF CANADA                                                           10.00      10/01/2008          194,725
     128,233  ROYAL BANK OF CANADA                                                           11.00      10/01/2008          128,233
     194,725  ROYAL BANK OF CANADA                                                           12.00      10/01/2008          194,725
     255,279  STARBIRD FUNDING CORPORATION++                                                  7.00      10/01/2008          255,279
     255,279  TULIP FUNDING CORPORATION++                                                     6.75      10/01/2008          255,279
     118,735  UNICREDITO ITALIANO BANK (IRELAND)+++/-                                         2.52      10/14/2008          118,730
     118,735  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                              2.52      10/08/2008          118,732
     255,279  VERSAILLES CP LLC++                                                             7.00      10/01/2008          255,279
     147,231  VICTORIA FINANCE LLC+++/-####(a)(i)                                             4.05      04/03/2008          113,368
     237,469  VICTORIA FINANCE LLC+++/-####(a)(i)                                             4.06      02/15/2008          182,851
     204,224  VICTORIA FINANCE LLC+++/-####(a)(i)                                             7.07      07/28/2008          157,252
     118,735  VICTORIA FINANCE LLC+++/-####(a)(i)                                             7.10      08/07/2008           91,426
     237,469  WHITE PINE FINANCE LLC+++/-####(a)(i)                                           4.01      02/22/2008          217,759
                                                                                                                         13,413,060
                                                                                                                     --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $14,806,609)                                                               14,666,896
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 191


Portfolio of Investments--September 30, 2008

LARGE CAP APPRECIATION PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 3.49%
   5,087,712  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           $    5,087,712
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,087,712)                                                                            5,087,712
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $177,311,280)*                                  110.61%                                                        $  161,162,302
OTHER ASSETS AND LIABILITIES, NET                     (10.61)                                                           (15,462,124)
                                                      ------                                                         --------------
TOTAL NET ASSETS                                      100.00%                                                        $  145,700,178
                                                      ------                                                         --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $5,087,712.

* Cost for federal income tax purposes is $177,540,395 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                   $  3,571,607
Gross unrealized depreciation                    (19,949,700)
                                                ------------
Net unrealized appreciation (depreciation)      $(16,378,093)

The accompanying notes are an integral part of these financial statements.

                   192 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 99.20%
APPAREL & ACCESSORY STORES: 1.67%
     496,800  KOHL'S CORPORATION<<+                                                                                  $   22,892,544
                                                                                                                     --------------
BIOPHARMACEUTICALS: 6.96%
     568,100  GENENTECH INCORPORATED+                                                                                    50,379,108
     559,440  GENZYME CORPORATION<<+                                                                                     45,253,102
                                                                                                                         95,632,210
                                                                                                                     --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 5.95%
     836,200  FASTENAL COMPANY<<                                                                                         41,299,918
   1,706,500  LOWE'S COMPANIES INCORPORATED<<                                                                            40,426,985
                                                                                                                         81,726,903
                                                                                                                     --------------
BUSINESS SERVICES: 17.09%
     520,000  AUTOMATIC DATA PROCESSING INCORPORATED                                                                     22,230,000
   2,195,870  EBAY INCORPORATED+                                                                                         49,143,571
     167,700  GOOGLE INCORPORATED CLASS A+                                                                               67,167,204
   3,606,198  MICROSOFT CORPORATION                                                                                      96,249,425
                                                                                                                        234,790,200
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 3.10%
     719,900  AMGEN INCORPORATED<<+                                                                                      42,668,473
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 1.38%
     766,500  WESTERN UNION COMPANY<<                                                                                    18,909,555
                                                                                                                     --------------
E-COMMERCE/SERVICES: 1.46%
     275,200  AMAZON.COM INCORPORATED<<+                                                                                 20,023,552
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT:
   12.75%
   3,716,343  CISCO SYSTEMS INCORPORATED+                                                                                83,840,698
     788,100  LINEAR TECHNOLOGY CORPORATION<<                                                                            24,163,146
   2,322,800  NOKIA OYJ ADR                                                                                              43,320,220
     554,500  QUALCOMM INCORPORATED                                                                                      23,826,865
                                                                                                                        175,150,929
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 4.20%
   1,749,400  PAYCHEX INCORPORATED<<                                                                                     57,782,682
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 6.81%
   1,290,860  TARGET CORPORATION                                                                                         63,316,683
     504,300  WAL-MART STORES INCORPORATED                                                                               30,202,527
                                                                                                                         93,519,210
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.70%
   1,146,800  EMC CORPORATION+                                                                                           13,715,728
   2,717,370  INTEL CORPORATION                                                                                          50,896,340
                                                                                                                         64,612,068
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 6.35%
   1,741,810  MEDTRONIC INCORPORATED                                                                                     87,264,681
                                                                                                                     --------------
PERSONAL SERVICES: 1.05%
     501,850  CINTAS CORPORATION<<                                                                                       14,408,114
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 193


Portfolio of Investments--September 30, 2008

LARGE COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 21.97%
   4,018,337  CHARLES SCHWAB CORPORATION                                                                             $  104,476,762
      38,200  CME GROUP INCORPORATED                                                                                     14,191,682
     460,800  FRANKLIN RESOURCES INCORPORATED                                                                            40,610,304
     716,590  GOLDMAN SACHS GROUP INCORPORATED                                                                           91,723,520
     313,600  LEGG MASON INCORPORATED                                                                                    11,935,616
     724,200  T. ROWE PRICE GROUP INCORPORATED<<                                                                         38,896,782
                                                                                                                        301,834,666
                                                                                                                     --------------
TRANSPORTATION SERVICES: 3.76%
     542,800  C.H. ROBINSON WORLDWIDE INCORPORATED<<                                                                     27,661,086
     687,800  EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED<<                                                      23,962,952
                                                                                                                         51,624,038
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $1,292,625,884)                                                                             1,362,839,825
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 12.15%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.04%
   3,568,478  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                   3,568,478
   3,568,478  DAILY ASSETS FUND INSTITUTIONAL                                                                             3,568,478
   3,568,478  DREYFUS CASH MANAGEMENT FUND                                                                                3,568,478
   3,568,478  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             3,568,478
                                                                                                                         14,273,912
                                                                                                                     --------------

 PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 11.11%
$  2,906,147  ATLANTIS ONE FUNDING CORPORATION++                                            6.75%       10/01/2008        2,906,147
   1,351,696  BANCO SANTANDER TOTTA LOAN+++/-                                               2.51        10/15/2008        1,351,600
   1,351,696  BANK OF IRELAND+++/-                                                          2.80        10/14/2008        1,351,661
  24,330,530  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $24,332,051)                                    2.25        10/01/2008       24,330,530
   1,380,390  CHEYNE FINANCE LLC+++/-####(a)(i)                                             2.08        02/25/2008           22,776
   1,062,760  CHEYNE FINANCE LLC+/-####(a)(i)                                               7.04        05/19/2008           17,536
     874,439  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $874,467)                                1.15        10/01/2008          874,439
  26,574,346  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $26,576,007)                                    2.25        10/01/2008       26,574,346
   5,184,289  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009        2,258,795
   3,514,410  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                           2.58        10/16/2008        3,514,410
   2,869,651  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $2,870,189)                              6.75        10/01/2008        2,869,651
  26,574,346  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $26,575,638)                             1.75        10/01/2008       26,574,346
   2,906,147  MATCHPOINT MASTER TRUST++                                                     6.75        10/01/2008        2,906,147
   2,906,147  MONT BLANC CAPITAL CORPORATION++                                              7.50        10/01/2008        2,906,147
     250,064  MORGAN STANLEY+/-                                                             2.64        10/15/2008          250,064
  21,827,189  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $21,827,795)                             1.00        10/01/2008       21,827,189
   2,703,392  NORTHERN ROCK PLC+++/-                                                        2.52        10/03/2008        2,703,145
     811,018  ROYAL BANK OF CANADA                                                          0.25        10/01/2008          811,018
   2,649,324  ROYAL BANK OF CANADA                                                          8.00        10/01/2008        2,649,324
   2,216,782  ROYAL BANK OF CANADA                                                         10.00        10/01/2008        2,216,782
   1,459,832  ROYAL BANK OF CANADA                                                         11.00        10/01/2008        1,459,832
   2,216,782  ROYAL BANK OF CANADA                                                         12.00        10/01/2008        2,216,782

                   194 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

LARGE COMPANY GROWTH PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  ---------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  2,906,147  STARBIRD FUNDING CORPORATION++                                                7.00%       10/01/2008   $    2,906,147
   2,906,147  TULIP FUNDING CORPORATION++                                                   6.75        10/01/2008        2,906,147
   1,351,696  UNICREDITO ITALIANO BANK (IRELAND)+++/-                                       2.52        10/14/2008        1,351,639
   1,351,696  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                            2.52        10/08/2008        1,351,664
   2,906,147  VERSAILLES CP LLC++                                                           7.00        10/01/2008        2,906,147
   1,676,103  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.05         4/03/2008        1,290,599
   2,703,392  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.06        02/15/2008        2,081,612
   2,324,917  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.07        07/28/2008        1,790,186
   1,351,696  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.10        08/07/2008        1,040,806
   2,703,392  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         4.01        02/22/2008        2,479,011
                                                                                                                        152,696,625
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $169,380,903)                                                             166,970,537
                                                                                                                     --------------
SHORT-TERM INVESTMENTS: 1.18%
  16,109,282   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                              16,109,282
TOTAL SHORT-TERM INVESTMENTS (COST $16,109,282)                                                                          16,109,282
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,478,116,069)*   112.53%                                                     $1,545,919,644
OTHER ASSETS AND LIABILITIES, NET                        (12.53)                                                       (172,122,037)
                                                         ------                                                      --------------
TOTAL NET ASSETS                                         100.00%                                                     $1,373,797,607
                                                         ------                                                      --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $16,109,282.

* Cost for federal income tax purposes is $1,518,529,757 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 169,769,575
Gross unrealized depreciation                 (142,379,688)
                                             -------------
Net unrealized appreciation (depreciation)   $  27,389,887

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 195


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                ---------------
COMMON STOCKS: 99.69%
AMUSEMENT & RECREATION SERVICES: 0.46%
      14,696  MULTIMEDIA GAMES INCORPORATED<<+                                                                       $       63,634
      24,792  TICKETMASTER+                                                                                                 266,018
      31,861  WMS INDUSTRIES INCORPORATED<<+                                                                                973,991
                                                                                                                          1,303,643
                                                                                                                     --------------
APPAREL & ACCESSORY STORES: 1.33%
      13,260  CHARLOTTE RUSSE HOLDING INCORPORATED+                                                                         135,915
      15,327  CHILDREN'S PLACE RETAIL STORES INCORPORATED<<+                                                                511,155
      22,500  CHRISTOPHER & BANKS CORPORATION                                                                               172,575
      28,741  DRESS BARN INCORPORATED<<+                                                                                    439,450
      34,842  FINISH LINE INCORPORATED CLASS A                                                                              348,072
      27,807  HOT TOPIC INCORPORATED<<+                                                                                     183,804
      11,552  JOS. A. BANK CLOTHIERS INCORPORATED+                                                                          388,147
      24,580  STAGE STORES INCORPORATED                                                                                     335,763
       9,924  THE BUCKLE INCORPORATED<<                                                                                     551,179
      18,783  THE CATO CORPORATION CLASS A                                                                                  329,642
      15,736  TWEEN BRANDS INCORPORATED+                                                                                    154,055
      12,701  ZUMIEZ INCORPORATED<<+                                                                                        209,312
                                                                                                                          3,759,069
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.75%
      18,425  GYMBOREE CORPORATION<<+                                                                                       654,088
      11,866  MAIDENFORM BRANDS INCORPORATED+                                                                               172,176
      80,679  QUIKSILVER INCORPORATED+                                                                                      463,097
      21,117  SKECHERS U.S.A. INCORPORATED CLASS A+                                                                         355,399
      11,618  TRUE RELIGION APPAREL INCORPORATED<<+                                                                         300,325
      10,061  VOLCOM INCORPORATED<<+                                                                                        173,854
                                                                                                                          2,118,939
                                                                                                                     --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.10%
      10,437  LITHIA MOTORS INCORPORATED CLASS A<<                                                                           44,983
      11,703  MARINEMAX INCORPORATED+                                                                                        84,613
      17,825  SONIC AUTOMOTIVE INCORPORATED<<                                                                               150,800
                                                                                                                            280,396
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.30%
       8,913  MIDAS INCORPORATED+                                                                                           122,643
      24,657  WRIGHT EXPRESS CORPORATION+                                                                                   736,011
                                                                                                                            858,654
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.20%
       8,906  M/I HOMES INCORPORATED<<+                                                                                     202,879
      73,144  STANDARD-PACIFIC CORPORATION<<+                                                                               359,137
                                                                                                                            562,016
                                                                                                                     --------------
BUSINESS SERVICES: 8.36%
      33,871  AARON RENTS INCORPORATED<<                                                                                    916,888
      28,076  ABM INDUSTRIES INCORPORATED                                                                                   613,180
      14,392  ADMINISTAFF INCORPORATED                                                                                      391,750
      36,417  ALLSCRIPTS HEALTHCARE SOLUTIONS INCORPORATED<<+                                                               453,027
      21,435  AMN HEALTHCARE SERVICES INCORPORATED+                                                                         376,613
      16,856  ARBITRON INCORPORATED                                                                                         753,295
       8,823  BANKRATE INCORPORATED<<+                                                                                      343,303
      27,682  BLACKBAUD INCORPORATED                                                                                        510,733

                        196 Wells Fargo Advantage Master Portfolios


                  Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                ---------------
BUSINESS SERVICES (continued)
      24,750  BLUE COAT SYSTEMS INCORPORATED<<+                                                                      $      351,203
      34,213  BRADY CORPORATION CLASS A                                                                                   1,207,035
      19,228  CACI INTERNATIONAL INCORPORATED CLASS A+                                                                      963,323
      16,817  CAPTARIS INCORPORATED+                                                                                         77,526
      33,875  CIBER INCORPORATED+                                                                                           236,786
      26,658  COGNEX CORPORATION                                                                                            537,425
      27,294  CONCUR TECHNOLOGIES INCORPORATED<<+                                                                         1,044,268
      22,201  CSG SYSTEMS INTERNATIONAL INCORPORATED+                                                                       389,184
      44,147  CYBERSOURCE CORPORATION+                                                                                      711,208
      25,881  DEALERTRACK HOLDINGS INCORPORATED<<+                                                                          435,836
      34,546  ECLIPSYS CORPORATION+                                                                                         723,739
      37,849  EPICOR SOFTWARE CORPORATION<<+                                                                                298,629
      15,153  GERBER SCIENTIFIC INCORPORATED+                                                                               138,498
      15,050  GEVITY HR INCORPORATED                                                                                        109,564
      27,283  HEALTHCARE SERVICES GROUP<<                                                                                   499,002
      10,463  HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED                                                               315,459
      15,918  HMS HOLDINGS CORPORATION+                                                                                     381,395
      56,554  INFORMATICA CORPORATION+                                                                                      734,636
      21,953  INFOSPACE INCORPORATED+                                                                                       238,190
      17,287  JDA SOFTWARE GROUP INCORPORATED+                                                                              262,935
      11,025  LOJACK CORPORATION+                                                                                            73,757
      15,578  MANHATTAN ASSOCIATES INCORPORATED+                                                                            348,013
      18,350  NETWORK EQUIPMENT TECHNOLOGY INCORPORATED<<+                                                                   62,757
      19,737  OMNICELL INCORPORATED<<+                                                                                      259,542
      22,528  ON ASSIGNMENT INCORPORATED+                                                                                   177,521
      12,192  PCTEL INCORPORATED+                                                                                           113,629
      20,435  PERFICIENT INCORPORATED<<+                                                                                    135,688
      27,192  PHASE FORWARD INCORPORATED+                                                                                   568,585
      17,810  PHOENIX TECHNOLOGIES LIMITED+                                                                                 142,302
       9,758  PORTFOLIO RECOVERY ASSOCIATES INCORPORATED<<+                                                                 474,532
      26,145  PROGRESS SOFTWARE CORPORATION+                                                                                679,509
      11,289  QUALITY SYSTEMS INCORPORATED<<                                                                                477,073
      17,488  RADIANT SYSTEMS INCORPORATED+                                                                                 151,971
      14,365  RADISYS CORPORATION+                                                                                          123,539
      43,315  SECURE COMPUTING CORPORATION+                                                                                 237,366
       8,435  SI INTERNATIONAL INCORPORATED+                                                                                253,472
      17,680  SMITH MICRO SOFTWARE INCORPORATED<<+                                                                          125,528
      33,549  SPHERION CORPORATION+                                                                                         163,384
      11,509  SPSS INCORPORATED+                                                                                            337,904
       7,323  STARTEK INCORPORATED+                                                                                          47,014
      13,346  STRATASYS INCORPORATED<<+                                                                                     233,155
      21,219  SYKES ENTERPRISES INCORPORATED<<+                                                                             465,969
      11,801  SYNNEX CORPORATION<<+                                                                                         263,634
      49,303  TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED                                                                    808,569
      18,152  THE KNOT INCORPORATED<<+                                                                                      151,569
      42,402  THQ INCORPORATED+                                                                                             510,520
      20,441  TRADESTATION GROUP INCORPORATED<<+                                                                            191,123
      27,567  TRUEBLUE INCORPORATED+                                                                                        445,483
      51,609  UNITED ONLINE INCORPORATED                                                                                    485,641
      13,323  VIAD CORPORATION                                                                                              383,569
       8,107  VOLT INFORMATION SCIENCE INCORPORATED+                                                                         72,801
      28,624  WEBSENSE INCORPORATED<<+                                                                                      639,746
                                                                                                                         23,619,495
                                                                                                                     --------------
CASINO & GAMING: 0.10%
      38,098  PINNACLE ENTERTAINMENT INCORPORATED<<+                                                                        288,021
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 197


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
CHEMICALS & ALLIED PRODUCTS: 4.04%
      26,534  ALPHARMA INCORPORATED CLASS A+                                                                         $      978,839
      15,801  ARCH CHEMICALS INCORPORATED                                                                                   557,775
      17,902  ARQULE INCORPORATED<<+                                                                                         57,644
      11,547  BALCHEM CORPORATION                                                                                           307,958
      18,528  CAMBREX CORPORATION+                                                                                          113,947
      11,924  CHATTEM INCORPORATED<<+                                                                                       932,218
      35,944  CUBIST PHARMACEUTICALS INCORPORATED<<+                                                                        799,035
      19,056  GEORGIA GULF CORPORATION+                                                                                      47,640
      30,769  HB FULLER COMPANY<<                                                                                           642,149
      44,597  IMMUCOR INCORPORATED+                                                                                       1,425,320
       9,918  MANNATECH INCORPORATED<<                                                                                       39,672
      21,041  MARTEK BIOSCIENCES CORPORATION+                                                                               661,108
       7,973  NEWMARKET CORPORATION                                                                                         419,061
      15,816  NOVEN PHARMACEUTICALS INCORPORATED+                                                                           184,731
      19,357  OM GROUP INCORPORATED<<+                                                                                      435,533
      27,213  OMNOVA SOLUTIONS INCORPORATED+                                                                                 54,154
      21,931  PAR PHARMACEUTICAL COMPANIES INCORPORATED+                                                                    269,532
      35,058  PAREXEL INTERNATIONAL CORPORATION+                                                                          1,004,762
       7,147  PENFORD CORPORATION                                                                                           126,430
      19,331  PHARMERICA CORPORATION+                                                                                       434,754
      59,279  POLYONE CORPORATION+                                                                                          382,350
       6,742  QUAKER CHEMICAL CORPORATION                                                                                   191,877
      30,521  SALIX PHARMACEUTICALS LIMITED<<+                                                                              195,640
      20,101  SCIELE PHARMA INCORPORATED+                                                                                   618,910
       9,645  SURMODICS INCORPORATED<<+                                                                                     303,721
      13,297  ZEP INCORPORATED                                                                                              234,559
                                                                                                                         11,419,319
                                                                                                                     --------------
COAL MINING: 0.50%
      26,579  PENN VIRGINIA CORPORATION<<                                                                                 1,420,382
                                                                                                                     --------------
COMMUNICATIONS: 1.35%
      18,974  ANIXTER INTERNATIONAL INCORPORATED<<+                                                                       1,129,143
      11,761  AUDIOVOX CORPORATION CLASS A+                                                                                 110,201
      32,671  BRIGHTPOINT INCORPORATED+                                                                                     235,233
      56,557  FAIRPOINT COMMUNICATIONS INCORPORATED                                                                         490,349
      28,057  GENERAL COMMUNICATION INCORPORATED CLASS A+                                                                   259,808
      27,832  J2 GLOBAL COMMUNICATIONS INCORPORATED+                                                                        649,877
      48,139  LIVE NATION INCORPORATED<<+                                                                                   783,222
      20,132  NOVATEL WIRELESS INCORPORATED+                                                                                122,000
      50,732  RADIO ONE INCORPORATED CLASS D+                                                                                38,049
                                                                                                                          3,817,882
                                                                                                                     --------------
COMPUTERS-INTEGRATED SYSTEMS: 0.05%
      14,458  AGILYSYS INCORPORATED                                                                                         145,881
                                                                                                                     --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 0.98%
      49,425  CHAMPION ENTERPRISES INCORPORATED<<+                                                                          274,309
      14,552  CHEMED CORPORATION                                                                                            597,505
      12,432  DREW INDUSTRIES INCORPORATED<<+                                                                               212,712
      41,517  EMCOR GROUP INCORPORATED+                                                                                   1,092,727
      17,751  INSITUFORM TECHNOLOGIES INCORPORATED CLASS A<<+                                                               265,555
      16,558  MATRIX SERVICE COMPANY+                                                                                       316,258
                                                                                                                          2,759,066
                                                                                                                     --------------

                   198 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
DEPOSITORY INSTITUTIONS: 7.41%
      11,463  ANCHOR BANCORP WISCONSIN INCORPORATED<<                                                                $       84,253
      30,636  BANK MUTUAL CORPORATION<<                                                                                     347,719
       5,221  BANKATLANTIC BANCORP INCORPORATED CLASS A                                                                      42,812
      36,386  BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                              318,014
      37,083  BROOKLINE BANCORP INCORPORATED<<                                                                              474,292
      17,837  CASCADE BANCORP<<                                                                                             158,571
      18,249  CENTRAL PACIFIC FINANCIAL CORPORATION<<                                                                       306,766
      11,531  COLUMBIA BANKING SYSTEM INCORPORATED                                                                          204,445
      19,018  COMMUNITY BANK SYSTEM INCORPORATED<<                                                                          478,303
      19,792  CORUS BANKSHARES INCORPORATED+                                                                                 80,158
      16,720  DIME COMMUNITY BANCSHARES                                                                                     254,478
      40,323  EAST WEST BANCORP INCORPORATED                                                                                552,425
      48,195  FIRST BANCORP PUERTO RICO<<                                                                                   533,037
      40,970  FIRST COMMONWEALTH FINANCIAL CORPORATION<<                                                                    551,866
      20,241  FIRST FINANCIAL BANCORP<<                                                                                     295,519
      13,210  FIRST FINANCIAL BANKSHARE<<                                                                                   685,335
      30,866  FIRST MIDWEST BANCORP INCORPORATED                                                                            748,192
       7,564  FIRSTFED FINANCIAL CORPORATION+                                                                                59,302
      32,170  FLAGSTAR BANCORP INCORPORATED<<+                                                                               95,867
      29,866  FRONTIER FINANCIAL CORPORATION                                                                                401,100
      34,303  GLACIER BANCORP INCORPORATED<<                                                                                849,685
      14,965  HANCOCK HOLDING COMPANY<<                                                                                     763,215
      23,621  HANMI FINANCIAL CORPORATION<<+                                                                                119,286
      12,135  INDEPENDENT BANK CORPORATION                                                                                   75,116
      12,067  IRWIN FINANCIAL CORPORATION<<+                                                                                 47,665
      15,059  JPMORGAN CHASE & COMPANY+                                                                                     236,426
      14,156  NARA BANK NATIONAL ASSOCIATION                                                                                158,547
      50,604  NATIONAL PENN BANCSHARES INCORPORATED                                                                         738,818
      42,052  OLD NATIONAL BANCORP<<                                                                                        841,881
      17,367  PRIVATEBANCORP INCORPORATED                                                                                   723,509
      26,043  PROSPERITY BANCSHARES INCORPORATED<<                                                                          885,202
      21,075  PROVIDENT BANKSHARES CORPORATION                                                                              204,638
      21,906  SIGNATURE BANK+                                                                                               764,081
      46,269  SOUTH FINANCIAL GROUP INCORPORATED<<                                                                          339,152
      11,428  STERLING BANCORPORATION (NEW YORK)<<                                                                          165,249
      46,489  STERLING BANCSHARES INCORPORATED (TEXAS)                                                                      485,810
      33,078  STERLING FINANCIAL CORPORATION                                                                                479,631
      54,666  SUSQUEHANNA BANCSHARES INCORPORATED                                                                         1,067,080
      48,190  TRUSTCO BANK CORPORATION NEW YORK SHARES<<                                                                    564,305
      70,178  UCBH HOLDINGS INCORPORATED                                                                                    449,841
      18,722  UMB FINANCIAL CORPORATION                                                                                     983,279
      38,179  UMPQUA HOLDINGS CORPORATION                                                                                   561,613
      23,921  UNITED BANKSHARES INCORPORATED<<                                                                              837,235
      25,628  UNITED COMMUNITY BANKS INCORPORATED<<                                                                         339,831
      40,646  WHITNEY HOLDING CORPORATION<<                                                                                 985,666
      12,324  WILSHIRE BANCORP INCORPORATED                                                                                 149,983
      15,016  WINTRUST FINANCIAL CORPORATION<<                                                                              440,720
                                                                                                                         20,929,918
                                                                                                                     --------------
DURABLE GOODS - CONSUMER: 0.03%
      13,077  STURM, RUGER & COMPANY INCORPORATED+                                                                           90,754
                                                                                                                     --------------
EATING & DRINKING PLACES: 1.71%
      15,585  CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                                        200,579
      14,071  CBRL GROUP INCORPORATED                                                                                       370,067
      14,385  CEC ENTERTAINMENT INCORPORATED+                                                                               477,582

                   Wells Fargo Advantage Master Portfolios 199


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
EATING & DRINKING PLACES (continued)
      33,314  CKE RESTAURANTS INCORPORATED                                                                           $      353,128
       9,786  DINEEQUITY INCORPORATED<<                                                                                     164,992
      36,027  JACK IN THE BOX INCORPORATED<<+                                                                               760,170
       7,897  LANDRY'S RESTAURANTS INCORPORATED+                                                                            122,798
      13,526  O'CHARLEYS INCORPORATED                                                                                       118,353
      15,105  P.F. CHANG'S CHINA BISTRO INCORPORATED<<+                                                                     355,572
      13,748  PAPA JOHNS INTERNATIONAL INCORPORATED+                                                                        373,396
      10,733  RED ROBIN GOURMET BURGERS INCORPORATED+                                                                       287,644
      33,535  RUBY TUESDAY INCORPORATED<<                                                                                   194,168
      12,875  RUTH'S CHRIS STEAK HOUSE INCORPORATED<<+                                                                       50,599
      38,328  SONIC CORPORATION<<+                                                                                          558,439
      18,167  STEAK N SHAKE COMPANY<<+                                                                                      157,690
      33,405  TEXAS ROADHOUSE INCORPORATED CLASS A<<+                                                                       300,311
                                                                                                                          4,845,488
                                                                                                                     --------------
EDUCATIONAL SERVICES: 0.08%
      13,708  UNIVERSAL TECHNICAL INSTITUTE INCORPORATED<<+                                                                 233,858
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 6.15%
      16,531  ALLETE INCORPORATED                                                                                           735,630
      10,962  AMERICAN STATES WATER COMPANY                                                                                 422,037
      57,578  ATMOS ENERGY CORPORATION                                                                                    1,532,726
      33,988  AVISTA CORPORATION                                                                                            737,879
       6,573  CENTRAL VERMONT PUBLIC SERVICE                                                                                154,071
      10,027  CH ENERGY GROUP INCORPORATED                                                                                  436,876
      38,118  CLECO CORPORATION                                                                                             962,480
      28,479  EL PASO ELECTRIC COMPANY<<                                                                                    598,059
      13,959  LACLEDE GROUP INCORPORATED                                                                                    676,872
      26,705  NEW JERSEY RESOURCES<<                                                                                        958,442
      16,795  NORTHWEST NATURAL GAS COMPANY<<                                                                               873,340
      46,556  PIEDMONT NATURAL GAS COMPANY<<                                                                              1,487,930
      18,887  SOUTH JERSEY INDUSTRIES INCORPORATED                                                                          674,266
      78,798  SOUTHERN UNION COMPANY                                                                                      1,627,172
      27,657  SOUTHWEST GAS CORPORATION                                                                                     836,901
      68,392  UGI CORPORATION                                                                                             1,763,146
      16,042  UIL HOLDINGS CORPORATION                                                                                      550,722
      22,549  UNISOURCE ENERGY CORPORATION                                                                                  658,205
      49,264  WASTE CONNECTIONS INCORPORATED+                                                                             1,689,755
                                                                                                                         17,376,509
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 7.86%
      16,370  ACTEL CORPORATION+                                                                                            204,298
      25,831  ACUITY BRANDS INCORPORATED                                                                                  1,078,703
      76,519  ADAPTEC INCORPORATED+                                                                                         250,982
      20,704  ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                                      283,231
      14,338  AO SMITH CORPORATION                                                                                          561,906
       8,104  APPLIED SIGNAL TECHNOLOGY INCORPORATED                                                                        140,848
      77,992  ARRIS GROUP INCORPORATED+                                                                                     602,878
      19,855  ATMI INCORPORATED+                                                                                            356,993
      29,358  BALDOR ELECTRIC COMPANY<<                                                                                     845,804
       7,494  BEL FUSE INCORPORATED CLASS B                                                                                 213,354
      42,257  BENCHMARK ELECTRONICS INCORPORATED+                                                                           594,979
      16,346  C&D TECHNOLOGIES INCORPORATED<<+                                                                               92,845
       5,475  CATAPULT COMMUNICATIONS CORPORATION+                                                                           26,335
      16,690  CERADYNE INCORPORATED+                                                                                        611,855
      24,538  CHECKPOINT SYSTEMS INCORPORATED+                                                                              461,805

                   200 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)
      15,408  COMTECH TELECOMMUNICATIONS CORPORATION+                                                                $      758,690
      21,415  CTS CORPORATION                                                                                               273,684
       9,848  CUBIC CORPORATION                                                                                             242,162
      18,826  CYMER INCORPORATED+                                                                                           476,863
      20,504  DIODES INCORPORATED+                                                                                          378,299
      11,500  DIONEX CORPORATION<<+                                                                                         730,825
      17,624  DSP GROUP INCORPORATED+                                                                                       134,824
      17,170  ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                                   244,157
      27,133  EXAR CORPORATION<<+                                                                                           207,839
      14,527  GREATBATCH INCORPORATED<<+                                                                                    356,493
      60,213  HARMONIC INCORPORATED+                                                                                        508,800
      14,573  HUTCHINSON TECHNOLOGY INCORPORATED+                                                                           168,755
      13,781  LITTELFUSE INCORPORATED+                                                                                      409,709
      19,453  MAGNETEK INCORPORATED<<+                                                                                       78,785
      14,451  MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                        128,614
      24,191  METHODE ELECTRONICS INCORPORATED                                                                              216,268
      31,334  MICREL INCORPORATED                                                                                           284,199
      50,376  MICROSEMI CORPORATION                                                                                       1,283,580
      27,117  MOOG INCORPORATED CLASS A<<+                                                                                1,162,756
       3,044  NATIONAL PRESTO INDUSTRIES INCORPORATED                                                                       226,778
      12,995  PARK ELECTROCHEMICAL CORPORATION                                                                              314,999
      16,092  PERICOM SEMICONDUCTOR+                                                                                        168,966
      26,687  PHOTRONICS INCORPORATED+                                                                                       50,172
      24,934  PLEXUS CORPORATION<<+                                                                                         516,134
      20,466  REGAL-BELOIT CORPORATION                                                                                      870,214
      11,413  ROGERS CORPORATION+                                                                                           422,053
     104,794  SKYWORKS SOLUTIONS INCORPORATED<<+                                                                            876,078
      14,143  STANDARD MICROSYSTEMS CORPORATION<<+                                                                          353,292
       8,157  SUPERTEX INCORPORATED<<+                                                                                      229,701
      28,552  SYMMETRICOM INCORPORATED+                                                                                     141,903
      21,401  SYNAPTICS INCORPORATED<<+                                                                                     646,738
      26,045  TECHNITROL INCORPORATED                                                                                       385,206
       8,435  TOLLGRADE COMMUNICATIONS INCORPORATED+                                                                         35,427
      91,942  TRIQUINT SEMICONDUCTOR INCORPORATED+                                                                          440,402
      27,194  TTM TECHNOLOGIES INCORPORATED<<+                                                                              269,764
       8,841  UNIVERSAL ELECTRONICS INCORPORATED+                                                                           220,848
      46,140  VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED<<+                                                   1,159,037
      17,177  VIASAT INCORPORATED+                                                                                          405,034
      12,443  VICOR CORPORATION                                                                                             110,494
                                                                                                                         22,215,358
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.52%
       8,777  CDI CORPORATION                                                                                               195,990
       5,913  LANDAUER INCORPORATED<<                                                                                       430,171
      11,849  MAXMUS INCORPORATED<<                                                                                         436,517
      12,369  PHARMANET DEVELOPMENT GROUP INCORPORATED+                                                                      89,304
      39,783  REGENERON PHARMACEUTICAL INCORPORATED+                                                                        868,463
      37,766  TETRA TECH INCORPORATED<<+                                                                                    908,650
      27,481  WATSON WYATT & COMPANY HOLDINGS                                                                             1,366,630
                                                                                                                          4,295,725
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.36%
      26,145  GRIFFON CORPORATION<<+                                                                                        235,828
       9,071  GULF ISLAND FABRICATION INCORPORATED                                                                          312,677
       7,520  MATERIAL SCIENCES CORPORATION+                                                                                 43,240

                   Wells Fargo Advantage Master Portfolios 201


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT (continued)
      22,140  MOBILE MINI INCORPORATED<<+                                                                            $      427,966
      12,532  NCI BUILDING SYSTEMS INCORPORATED<<+                                                                          397,891
      23,925  QUANEX BUILDING PRODUCTS CORPORATION<<                                                                        364,617
      23,774  SIMPSON MANUFACTURING COMPANY INCORPORATED                                                                    644,038
      11,125  VALMONT INDUSTRIES INCORPORATED                                                                               919,926
      18,540  WATTS WATER TECHNOLOGIES INCORPORATED<<                                                                       507,069
                                                                                                                          3,853,252
                                                                                                                     --------------
FINANCE COMPANIES: 0.03%
      17,144  REWARDS NETWORK INCORPORATED+                                                                                  86,063
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 1.78%
       6,337  BOSTON BEER COMPANY INCORPORATED+                                                                             300,944
      52,003  DARLING INTERNATIONAL INCORPORATED+                                                                           577,753
      50,856  FLOWERS FOODS INCORPORATED                                                                                  1,493,132
       9,024  J & J SNACK FOODS CORPORATION                                                                                 306,004
      19,997  LANCE INCORPORATED                                                                                            453,732
       7,582  PEET'S COFFEE & TEA INCORPORATED<<+                                                                           211,689
      11,083  SANDERSON FARMS INCORPORATED<<                                                                                407,189
      19,979  TREEHOUSE FOODS INCORPORATED+                                                                                 593,376
      27,239  UNITED NATURAL FOODS INCORPORATED<<+                                                                          680,703
                                                                                                                          5,024,522
                                                                                                                     --------------
FOOD STORES: 0.42%
      19,186  GREAT ATLANTIC & PACIFIC TEA COMPANY INCORPORATED<<+                                                          207,593
      19,349  PANERA BREAD COMPANY<<+                                                                                       984,864
                                                                                                                          1,192,457
                                                                                                                     --------------
FOOTWEAR: 0.37%
      52,632  CROCS INCORPORATED<<+                                                                                         188,423
       8,292  DECKERS OUTDOOR CORPORATION<<+                                                                                863,031
                                                                                                                          1,051,454
                                                                                                                     --------------
FURNITURE & FIXTURES: 0.33%
       7,393  BASSETT FURNITURE INDUSTRIES INCORPORATED                                                                      63,210
      18,239  ETHAN ALLEN INTERIORS INCORPORATED<<                                                                          511,057
      32,965  LA-Z-BOY INCORPORATED<<                                                                                       307,234
      28,548  SELECT COMFORT CORPORATION<<+                                                                                  47,104
                                                                                                                            928,605
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 0.60%
      24,929  CABELA'S INCORPORATED<<+                                                                                      301,142
      32,259  CASEY'S GENERAL STORES INCORPORATED                                                                           973,254
      25,376  FRED'S INCORPORATED<<                                                                                         360,847
      16,135  STEIN MART INCORPORATED+                                                                                       63,088
                                                                                                                          1,698,331
                                                                                                                     --------------
HEALTH SERVICES: 2.70%
      17,026  AMEDISYS INCORPORATED<<+                                                                                      828,655
      20,100  AMSURG CORPORATION+                                                                                           511,947
      19,485  CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                        317,411
      17,791  CRYOLIFE INCORPORATED<<+                                                                                      233,418
      20,564  ENZO BIOCHEM INCORPORATED<<+                                                                                  225,793
      18,186  GENTIVA HEALTH SERVICES INCORPORATED+                                                                         489,931
      21,339  HEALTHWAYS INCORPORATED<<+                                                                                    344,198

                  202 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
HEALTH SERVICES (continued)
      24,792  INTERVAL LEISURE GROUP INCORPORATED+                                                                   $      257,837
      21,101  INVENTIV HEALTH INCORPORATED+                                                                                 372,644
      11,774  LCA-VISION INCORPORATED<<+                                                                                     54,629
       9,412  LHC GROUP INCORPORATED+                                                                                       268,054
      25,813  MAGELLAN HEALTH SERVICES INCORPORATED+                                                                      1,059,882
      12,440  MEDCATH CORPORATION+                                                                                          222,925
      14,635  NAUTILUS GROUP INCORPORATED<<+                                                                                 66,882
      20,843  ODYSSEY HEALTHCARE INCORPORATED+                                                                              211,556
      28,971  PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                       1,562,116
      11,462  REHABCARE GROUP INCORPORATED+                                                                                 207,462
      28,817  SUNRISE SENIOR LIVING INCORPORATED+                                                                           397,386
                                                                                                                          7,632,726
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 5.05%
       7,520  4KIDS ENTERTAINMENT INCORPORATED+                                                                              53,091
      20,553  ACADIA REALTY TRUST                                                                                           519,580
      45,566  BIOMED REALTY TRUST INCORPORATED                                                                            1,205,221
      28,264  CEDAR SHOPPING CENTERS INCORPORATED                                                                           373,650
      30,420  COLONIAL PROPERTIES TRUST<<                                                                                   568,550
      58,561  DIAMONDROCK HOSPITALITY<<                                                                                     532,905
      15,916  EASTGROUP PROPERTIES INCORPORATED                                                                             772,563
      20,878  ENTERTAINMENT PROPERTIES TRUST                                                                              1,142,444
      20,279  HOME PROPERTIES INCORPORATED<<                                                                              1,175,168
      36,553  INLAND REAL ESTATE CORPORATION                                                                                573,517
      20,744  KILROY REALTY CORPORATION                                                                                     991,356
      18,532  KITE REALTY GROUP TRUST                                                                                       203,852
      25,698  LASALLE HOTEL PROPERTIES                                                                                      599,277
      14,673  LTC PROPERTIES INCORPORATED                                                                                   430,212
      42,147  MEDICAL PROPERTIES TRUST INCORPORATED                                                                         478,368
      17,470  MID-AMERICA APARTMENT COMMUNITIES INCORPORATED                                                                858,476
      46,999  NATIONAL RETAIL PROPERTIES INCORPORATED<<                                                                   1,125,626
       9,714  PARKWAY PROPERTIES INCORPORATED                                                                               367,772
       9,480  PS BUSINESS PARKS INCORPORATED                                                                                546,048
      13,946  SOVRAN SELF STORAGE INCORPORATED<<                                                                            623,247
      20,089  TANGER FACTORY OUTLET CENTERS INCORPORATED<<                                                                  879,697
      13,539  URSTADT BIDDLE PROPERTIES INCORPORATED                                                                        253,856
                                                                                                                         14,274,476
                                                                                                                     --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.08%
      11,779  HAVERTY FURNITURE COMPANIES INCORPORATED                                                                      134,752
      19,128  TUESDAY MORNING CORPORATION<<                                                                                  78,999
                                                                                                                            213,751
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.11%
      13,401  MARCUS CORPORATION                                                                                            215,488
       7,272  MONARCH CASINO & RESORT INCORPORATED<<+                                                                        82,828

                                                                                                                            298,316
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 5.20%
      12,506  ASTEC INDUSTRIES INCORPORATED<<+                                                                              385,560
      65,462  AXCELIS TECHNOLOGIES INCORPORATED+                                                                            111,285
      11,128  BLACK BOX CORPORATION                                                                                         384,250
      31,647  BRIGGS & STRATTON CORPORATION<<                                                                               512,048
      40,402  BROOKS AUTOMATION INCORPORATED+                                                                               337,761
       5,378  CASCADE CORPORATION                                                                                           235,610

                   Wells Fargo Advantage Master Portfolios 203


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
      19,399  DRIL-QUIP INCORPORATED+                                                                                $      841,723
      12,718  ENPRO INDUSTRIES INCORPORATED<<+                                                                              472,601
      33,814  GARDNER DENVER INCORPORATED+                                                                                1,174,022
      13,844  INTEVAC INCORPORATED+                                                                                         147,300
      17,509  JOHN BEAN TECHNOLOGIES CORPORATION+                                                                           221,664
      17,693  KAYDON CORPORATION                                                                                            797,247
      34,066  KULICKE & SOFFA INDUSTRIES INCORPORATED<<+                                                                    153,638
      29,781  LENNOX INTERNATIONAL INCORPORATED                                                                             990,814
       7,713  LINDSAY MANUFACTURING COMPANY<<                                                                               561,121
       9,456  LUFKIN INDUSTRIES INCORPORATED                                                                                750,334
      51,268  MICROS SYSTEMS INCORPORATED+                                                                                1,366,805
      12,826  NATCO GROUP INCORPORATED<<+                                                                                   515,349
      22,506  NETGEAR INCORPORATED+                                                                                         337,590
      21,997  ROBBINS & MYERS INCORPORATED<<                                                                                680,367
      16,741  SCANSOURCE INCORPORATED+                                                                                      481,973
      22,563  TORO COMPANY                                                                                                  931,852
      14,915  ULTRATECH INCORPORATED+                                                                                       180,472
      17,997  WATSCO INCORPORATED<<                                                                                         904,889
      34,652  WOODWARD GOVERNOR COMPANY                                                                                   1,222,176
                                                                                                                         14,698,451
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.52%
      23,155  HILB, ROGAL & HAMILTON COMPANY                                                                              1,082,265
      25,224  NATIONAL FINANCIAL PARTNERS CORPORATION<<                                                                     378,360

                                                                                                                          1,460,625
                                                                                                                     --------------
INSURANCE CARRIERS: 3.56%
      33,698  AMERIGROUP CORPORATION+                                                                                       850,538
      27,467  CENTENE CORPORATION+                                                                                          563,348
      26,213  DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                                   735,013
      24,166  HEALTHEXTRAS INCORPORATED+                                                                                    631,216
      31,592  HEALTHSPRING INCORPORATED+                                                                                    668,487
       9,725  INFINITY PROPERTY & CASUALTY CORPORATION<<                                                                    400,670
       9,835  LANDAMERICA FINANCIAL GROUP INCORPORATED                                                                      238,499
       9,074  MOLINA HEALTHCARE INCORPORATED<<+                                                                             281,294
      13,712  PRESIDENTIAL LIFE CORPORATION                                                                                 216,512
      21,278  PROASSURANCE CORPORATION<<+                                                                                 1,191,568
      11,259  RLI CORPORATION                                                                                               699,071
      10,347  SAFETY INSURANCE GROUP INCORPORATED<<                                                                         392,462
      33,469  SELECTIVE INSURANCE GROUP INCORPORATED                                                                        767,109
      11,528  STEWART INFORMATION SERVICES CORPORATION                                                                      342,958
       8,426  THE NAVIGATORS GROUP INCORPORATED+                                                                            488,708
      12,888  TOWER GROUP INCORPORATED                                                                                      303,641
      14,298  UNITED FIRE & CASUALTY COMPANY                                                                                408,780
      23,665  ZENITH NATIONAL INSURANCE CORPORATION                                                                         867,086
                                                                                                                         10,046,960
                                                                                                                     --------------
LEATHER & LEATHER PRODUCTS: 0.41%
      26,892  BROWN SHOE COMPANY INCORPORATED                                                                               440,491
      12,183  GENESCO INCORPORATED<<+                                                                                       407,887
      17,034  K-SWISS INCORPORATED                                                                                          296,392
                                                                                                                          1,144,770
                                                                                                                     --------------
LEGAL SERVICES: 0.07%

       4,881  PRE-PAID LEGAL SERVICES INCORPORATED<<+                                                                       201,390
                                                                                                                     --------------

                  204 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 0.32%
       6,731  DELTIC TIMBER CORPORATION                                                                              $      428,361
       4,318  SKYLINE CORPORATION                                                                                           114,125
      10,617  UNIVERSAL FOREST PRODUCTS                                                                                     370,639
                                                                                                                            913,125
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 6.80%
      13,838  ABAXIS INCORPORATED<<+                                                                                        272,609
      46,421  AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED<<+                                                             824,437
       8,514  ANALOGIC CORPORATION                                                                                          423,657
      16,916  ARTHROCARE CORPORATION+                                                                                       468,912
      15,402  BIOLASE TECHNOLOGY INCORPORATED<<+                                                                             29,110
      14,748  COHU INCORPORATED                                                                                             233,313
      18,266  CONMED CORPORATION+                                                                                           584,512
      28,586  COOPER COMPANIES INCORPORATED                                                                                 993,649
      14,765  CYBERONICS INCORPORATED<<+                                                                                    251,005
       8,450  DATASCOPE CORPORATION                                                                                         436,274
      18,828  ESTERLINE TECHNOLOGIES CORPORATION                                                                            745,401
      10,604  FARO TECHNOLOGIES INCORPORATED<<+                                                                             216,003
      23,345  FEI COMPANY+                                                                                                  555,844
      28,803  FOSSIL INCORPORATED+                                                                                          813,109
      16,134  HAEMONETICS CORPORATION+                                                                                      995,790
       7,988  ICU MEDICAL INCORPORATED+                                                                                     242,915
      15,580  II-VI INCORPORATED+                                                                                           602,323
      12,379  INTEGRA LIFESCIENCES HOLDINGS<<+                                                                              545,047
      54,574  ION GEOPHYSICAL CORPORATION<<+                                                                                774,405
      21,796  ITRON INCORPORATED<<+                                                                                       1,929,600
       8,699  KEITHLEY INSTRUMENTS INCORPORATED                                                                              72,811
       7,389  KENSEY NASH CORPORATION+                                                                                      232,458
      43,032  KOPIN CORPORATION+                                                                                            134,260
      21,458  MENTOR CORPORATION<<                                                                                          511,988
      25,553  MERIDIAN DIAGNOSTICS INCORPORATED                                                                             742,059
      17,709  MERIT MEDICAL SYSTEMS INCORPORATED+                                                                           332,398
      31,258  MKS INSTRUMENTS INCORPORATED<<+                                                                               622,347
      10,778  MTS SYSTEMS CORPORATION                                                                                       453,754
      17,646  NATUS MEDICAL INCORPORATED+                                                                                   399,858
      22,933  NEWPORT CORPORATION<<+                                                                                        247,218
      11,312  OSTEOTECH INCORPORATED+                                                                                        48,189
      11,465  PALOMAR MEDICAL TECHNOLOGIES INCORPORATED+                                                                    154,319
      11,319  PHOTON DYNAMICS INCORPORATED+                                                                                 173,747
      19,461  RUDOLPH TECHNOLOGIES INCORPORATED+                                                                            163,083
      16,863  SONIC SOLUTIONS<<+                                                                                             74,197
      22,746  SYMMETRY MEDICAL INCORPORATED+                                                                                422,166
      22,673  TELEDYNE TECHNOLOGIES INCORPORATED+                                                                         1,295,989
      21,123  THERAGENICS CORPORATION+                                                                                       65,904
      20,436  VEECO INSTRUMENTS INCORPORATED<<+                                                                             302,657
       5,068  VITAL SIGNS INCORPORATED                                                                                      374,525
      13,362  ZOLL MEDICAL CORPORATION+                                                                                     437,205
                                                                                                                         19,199,047
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 0.45%
      20,367  INVACARE CORPORATION                                                                                          491,659
      39,520  PSS WORLD MEDICAL INCORPORATED<<+                                                                             770,640
                                                                                                                          1,262,299
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 205


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.16%
      14,283  AMCOL INTERNATIONAL CORPORATION                                                                        $      446,487
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.03%
      45,186  CENTRAL GARDEN & PET COMPANY CLASS A+                                                                         268,857
      21,580  DAKTRONICS INCORPORATED<<                                                                                     359,523
      39,665  HILLENBRAND INCORPORATED                                                                                      799,646
      17,427  JAKKS PACIFIC INCORPORATED<<+                                                                                 434,107
      10,577  LYDALL INCORPORATED+                                                                                          101,857
      10,920  RC2 CORPORATION+                                                                                              218,400
      10,690  RUSS BERRIE & COMPANY INCORPORATED+                                                                            81,992
      35,287  SHUFFLE MASTER INCORPORATED<<+                                                                                179,611
       7,935  STANDEX INTERNATIONAL CORPORATION                                                                             220,196
       4,518  STEPAN COMPANY                                                                                                246,547
                                                                                                                          2,910,736
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 1.90%
      13,688  BIG 5 SPORTING GOODS CORPORATION                                                                              141,260
       9,255  BLUE NILE INCORPORATED<<+                                                                                     396,762
      18,467  CASH AMERICA INTERNATIONAL INCORPORATED                                                                       665,551
      18,088  HIBBETT SPORTS INCORPORATED<<+                                                                                362,122
      24,792  HSN INCORPORATED+                                                                                             272,960
      16,129  JO ANN STORES INCORPORATED<<+                                                                                 338,386
      19,216  LONGS DRUG STORES CORPORATION                                                                               1,453,498
      11,414  NORTH AMERICAN WATCH CORPORATION                                                                              255,103
      18,781  NUTRI SYSTEM INCORPORATED                                                                                     332,799
      48,243  OFFICEMAX INCORPORATED                                                                                        428,880
      25,484  SPECTRUM BRANDS INCORPORATED<<+                                                                                35,423
       9,735  STAMPS.COM INCORPORATED+                                                                                      113,607
      22,450  ZALE CORPORATION<<+                                                                                           561,250
                                                                                                                          5,357,601
                                                                                                                     --------------
MOTION PICTURES: 0.16%
      19,308  AVID TECHNOLOGY INCORPORATED<<+                                                                               464,550
                                                                                                                     --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.26%
      16,066  ARKANSAS BEST CORPORATION                                                                                     541,264
      18,364  FORWARD AIR CORPORATION                                                                                       500,052
      35,433  HEARTLAND EXPRESS INCORPORATED                                                                                549,920
      33,642  LANDSTAR SYSTEM INCORPORATED                                                                                1,482,267
      17,529  OLD DOMINION FREIGHT LINE+                                                                                    496,772
                                                                                                                          3,570,275
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.35%
      16,208  FINANCIAL FEDERAL CORPORATION                                                                                 371,487
      16,341  FIRST CASH FINANCIAL SERVICES INCORPORATED+                                                                   245,115
      10,396  WORLD ACCEPTANCE CORPORATION<<+                                                                               374,256
                                                                                                                            990,858
                                                                                                                     --------------
OIL & GAS EXTRACTION: 3.34%
      35,391  ATWOOD OCEANICS INCORPORATED+                                                                               1,288,232
      14,705  BASIC ENERGY SERVICES INCORPORATED+                                                                           313,217
       9,435  PETROLEUM DEVELOPMENT CORPORATION<<+                                                                          418,631
      27,558  PETROQUEST ENERGY INCORPORATED+                                                                               423,015
      31,632  PIONEER DRILLING COMPANY+                                                                                     420,706
      13,246  SEACOR HOLDINGS INCORPORATED+                                                                               1,045,772

                   206 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
OIL & GAS EXTRACTION (continued)
      39,504  ST. MARY LAND & EXPLORATION COMPANY                                                                    $    1,408,318
      21,954  STONE ENERGY CORPORATION+                                                                                     929,313
      10,488  SUPERIOR WELL SERVICES+                                                                                       265,451
      19,598  SWIFT ENERGY COMPANY<<+                                                                                       758,247
      47,521  TETRA TECHNOLOGIES INCORPORATED+                                                                              658,166
      30,013  UNIT CORPORATION+                                                                                           1,495,248
                                                                                                                          9,424,316
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 0.69%
      24,879  BUCKEYE TECHNOLOGIES INCORPORATED+                                                                            203,759
       9,271  NEENAH PAPER INCORPORATED                                                                                     183,566
      24,250  ROCK-TENN COMPANY CLASS A                                                                                     969,515
       9,954  SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED                                                                 189,026
       8,039  STANDARD REGISTER COMPANY                                                                                      79,184
      31,002  WAUSAU PAPER CORPORATION                                                                                      314,050
                                                                                                                          1,939,100
                                                                                                                     --------------
PERSONAL SERVICES: 0.49%
      17,937  COINSTAR INCORPORATED+                                                                                        573,984
       2,879  CPI CORPORATION<<                                                                                              30,949
      12,010  G & K SERVICES INCORPORATED CLASS A                                                                           396,931
       9,083  UNIFIRST CORPORATION                                                                                          391,386
                                                                                                                          1,393,250
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 0.41%
      26,679  HEADWATERS INCORPORATED<<+                                                                                    356,165
      10,445  WD-40 COMPANY                                                                                                 375,289
      18,589  WORLD FUEL SERVICES CORPORATION                                                                               428,105
                                                                                                                          1,159,559
                                                                                                                     --------------
PHARMACEUTICALS: 0.50%
       8,415  KENDLE INTERNATIONAL INCORPORATED+                                                                            376,235
      30,025  SAVIENT PHARMACEUTICALS INCORPORATED<<+                                                                       447,673
      44,447  VIROPHARMA INCORPORATED<<+                                                                                    583,145
                                                                                                                          1,407,053
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 1.88%
      27,390  BELDEN CDT INCORPORATED                                                                                       870,728
      12,963  BRUSH ENGINEERED MATERIALS INCORPORATED+                                                                      240,723
      23,371  CENTURY ALUMINUM COMPANY<<+                                                                                   647,143
      28,527  CURTISS-WRIGHT CORPORATION                                                                                  1,296,552
      17,121  GIBRALTAR INDUSTRIES INCORPORATED                                                                             320,334
      23,593  MUELLER INDUSTRIES INCORPORATED                                                                               542,875
       5,727  OLYMPIC STEEL INCORPORATED                                                                                    168,889
      14,611  RTI INTERNATIONAL METALS INCORPORATED<<+                                                                      285,791
      17,495  TEXAS INDUSTRIES INCORPORATED<<                                                                               714,846
      12,195  TREDEGAR CORPORATION                                                                                          216,949
                                                                                                                          5,304,830
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.21%
      11,189  AH BELO CORPORATION                                                                                            57,735
      17,131  BOWNE & COMPANY INCORPORATED                                                                                  197,863
       7,080  CONSOLIDATED GRAPHICS INCORPORATED+                                                                           214,736
      18,687  EW SCRIPPS COMPANY<<                                                                                          132,117
                                                                                                                            602,451
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 207


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
REAL ESTATE: 0.29%
      22,666  FORESTAR REAL ESTATE GROUP INCORPORATED+                                                               $      334,324
      19,496  MERITAGE CORPORATION<<+                                                                                       481,551
                                                                                                                            815,875
                                                                                                                     --------------
REAL ESTATE INVESTMENT TRUST (REIT): 1.32%
      52,055  EXTRA SPACE STORAGE INCORPORATED                                                                              799,565
      41,039  LEXINGTON CORPORATE PROPERTIES TRUST                                                                          706,692
      25,274  PENNSYLVANIA REAL ESTATE INVESTMENT TRUST                                                                     476,415
      72,738  SENIOR HOUSING PROPERTIES TRUST                                                                             1,733,347
                                                                                                                          3,716,019
                                                                                                                     --------------
RESTAURANTS: 0.16%
      11,322  BUFFALO WILD WINGS INCORPORATED<<+                                                                            455,597
                                                                                                                     --------------
RETAIL, TRADE & SERVICES: 0.25%
      32,801  MEN'S WEARHOUSE INCORPORATED<<                                                                                696,693
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.47%
      16,805  A. SCHULMAN INCORPORATED                                                                                      332,403
      20,657  WEST PHARMACEUTICAL SERVICES INCORPORATED<<                                                                 1,008,475

                                                                                                                          1,340,878
                                                                                                                     --------------
S&L THRIFTS-SOUTHERN US: 0.04%
      28,335  GUARANTY FINANCIAL GROUP INCORPORATED<<+                                                                      111,923
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.39%
      11,117  GREENHILL & COMPANY INCORPORATED                                                                              819,879
      27,692  INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                                                     842,668
      34,265  LABRANCHE & COMPANY INCORPORATED+                                                                             154,193
      27,084  OPTIONSXPRESS HOLDINGS INCORPORATED                                                                           525,971
      10,020  PIPER JAFFRAY COMPANIES INCORPORATED+                                                                         433,365
      15,943  STIFEL FINANCIAL CORPORATION<<+                                                                               795,556
      17,432  SWS GROUP INCORPORATED                                                                                        351,429
                                                                                                                          3,923,061
                                                                                                                     --------------
SEMICONDUCTORS: 0.18%
      96,309  CYPRESS SEMICONDUCTOR CORPORATION+                                                                            502,733
                                                                                                                     --------------
SOCIAL SERVICES: 0.10%
      16,249  RES-CARE INCORPORATED+                                                                                        294,757
                                                                                                                     --------------
SOFTWARE: 0.39%
      22,560  EPIQ SYSTEMS INCORPORATED<<+                                                                                  306,816
      13,178  MANTECH INTERNATIONAL CORPORATION CLASS A<<+                                                                  781,324
                                                                                                                          1,088,140
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.53%
      18,293  APOGEE ENTERPRISES INCORPORATED                                                                               274,944
      14,778  CABOT MICROELECTRONICS CORPORATION<<+                                                                         474,078
      12,968  CARBO CERAMICS INCORPORATED<<                                                                                 669,278
       9,358  LIBBEY INCORPORATED                                                                                            79,637
                                                                                                                          1,497,937
                                                                                                                     --------------
TEXTILE MILL PRODUCTS: 0.68%
      16,875  ALBANY INTERNATIONAL CORPORATION CLASS A                                                                      461,194
      35,839  INTERFACE INCORPORATED                                                                                        407,489

                   208 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
TEXTILE MILL PRODUCTS (continued)
       8,664  OXFORD INDUSTRIES INCORPORATED                                                                         $      223,791
      31,123  WOLVERINE WORLD WIDE INCORPORATED                                                                             823,515
                                                                                                                          1,915,989
                                                                                                                     --------------
TEXTILES - PRODUCTS: 0.17%
      36,719  ICONIX BRAND GROUP INCORPORATED<<+                                                                            480,285
                                                                                                                     --------------
TOBACCO PRODUCTS: 0.08%
      56,466  ALLIANCE ONE INTERNATIONAL INCORPORATED+                                                                      214,571
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.49%
       6,831  AIR METHODS CORPORATION+                                                                                      193,386
      18,479  BRISTOW GROUP INCORPORATED<<+                                                                                 625,329
      36,230  SKYWEST INCORPORATED                                                                                          578,955
                                                                                                                          1,397,670
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 2.49%
      24,610  AAR CORPORATION<<+                                                                                            408,280
       7,575  ARCTIC CAT INCORPORATED                                                                                        69,311
      13,355  ATC TECHNOLOGY CORPORATION+                                                                                   317,048
      55,657  BRUNSWICK CORPORATION<<                                                                                       711,853
      32,241  CLARCOR INCORPORATED                                                                                        1,223,546
      48,449  FLEETWOOD ENTERPRISES INCORPORATED<<+                                                                          49,418
      30,889  GENCORP INCORPORATED<<+                                                                                       208,192
      14,784  GROUP 1 AUTOMOTIVE INCORPORATED<<                                                                             321,256
      14,617  HORNBECK OFFSHORE+                                                                                            564,509
      18,943  MONACO COACH CORPORATION<<+                                                                                    36,939
      37,253  ORBITAL SCIENCES CORPORATION<<+                                                                               892,954
      20,631  POLARIS INDUSTRIES INCORPORATED<<                                                                             938,504
      20,774  SPARTAN MOTORS INCORPORATED                                                                                    66,061
       7,601  STANDARD MOTOR PRODUCTS INCORPORATED                                                                           47,278
      14,735  SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED                                                                282,323
      10,412  TRIUMPH GROUP INCORPORATED<<                                                                                  475,933
      19,521  WABASH NATIONAL CORPORATION                                                                                   184,473
      18,466  WINNEBAGO INDUSTRIES INCORPORATED<<                                                                           238,581
                                                                                                                          7,036,459
                                                                                                                     --------------
TRANSPORTATION SERVICES: 0.32%
      23,926  HUB GROUP INCORPORATED CLASS A+                                                                               900,814
                                                                                                                     --------------
WATER TRANSPORTATION: 0.46%
      34,330  KIRBY CORPORATION+                                                                                          1,302,480
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.58%
      11,081  GREEN MOUNTAIN COFFEE ROASTERS INCORPORATED<<+                                                                435,927
      25,515  HAIN CELESTIAL GROUP INCORPORATED+                                                                            702,428
      17,903  MYERS INDUSTRIES INCORPORATED                                                                                 225,757
       8,122  NASH FINCH COMPANY                                                                                            350,221
       7,510  PERRY ELLIS INTERNATIONAL INCORPORATED+                                                                       111,974
      10,144  SCHOOL SPECIALTY INCORPORATED+                                                                                316,391
      14,030  SPARTAN STORES INCORPORATED                                                                                   349,066
      11,499  THE ANDERSONS INCORPORATED                                                                                    404,995
      20,367  TRACTOR SUPPLY COMPANY+                                                                                       856,432
      14,863  UNITED STATIONERS INCORPORATED<<+                                                                             710,897
                                                                                                                          4,464,088
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 209


Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
WHOLESALE TRADE-DURABLE GOODS: 2.48%
      10,597  A.M. CASTLE & COMPANY                                                                                  $      183,116
      23,124  APPLIED INDUSTRIAL TECHNOLOGIES INCORPORATED                                                                  622,729
      27,660  BARNES GROUP INCORPORATED                                                                                     559,285
      16,291  DIGI INTERNATIONAL INCORPORATED+                                                                              166,168
      28,943  INSIGHT ENTERPRISES INCORPORATED+                                                                             388,126
      16,132  KAMAN CORPORATION CLASS A                                                                                     459,439
      37,016  KNIGHT TRANSPORTATION INCORPORATED<<                                                                          628,162
       2,653  LAWSON PRODUCTS INCORPORATED                                                                                   73,355
      86,144  LKQ CORPORATION+                                                                                            1,461,864
      26,267  OWENS & MINOR INCORPORATED<<                                                                                1,273,950
      28,150  PEP BOYS-MANNY, MOE & JACK<<                                                                                  173,967
      30,424  POOL CORPORATION<<                                                                                            709,780
      19,823  TYLER TECHNOLOGIES INCORPORATED                                                                               300,700

                                                                                                                          7,000,641
                                                                                                                     --------------

TOTAL COMMON STOCKS (COST $293,060,801)                                                                                 281,648,669
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 23.14%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.98%
   1,396,889  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                   1,396,889
   1,396,889  DAILY ASSETS FUND INSTITUTIONAL                                                                             1,396,889
   1,396,889  DREYFUS CASH MANAGEMENT FUND                                                                                1,396,889
   1,396,889  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             1,396,889

                                                                                                                          5,587,556
                                                                                                                     --------------

  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 21.16%
$  1,137,618  ATLANTIS ONE FUNDING CORPORATION++                                            6.75%       10/01/2008        1,137,618
     529,124  BANCO SANTANDER TOTTA LOAN+++/-                                               2.51        10/15/2008          529,084
     529,124  BANK OF IRELAND+++/-                                                          2.80        10/14/2008          529,111
   9,524,240  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $9,524,835)                                     2.25        10/01/2008        9,524,240
     540,357  CHEYNE FINANCE LLC+++/-####(a)(i)                                             2.08        02/25/2008            8,916
     416,020  CHEYNE FINANCE LLC+/-####(a)(i)                                               7.04        05/19/2008            6,864
     342,301  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $342,312)                                1.15        10/01/2008          342,301
  10,402,587  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $10,403,237)                                    2.25        10/01/2008       10,402,587
   2,029,401  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          884,210
   1,375,724  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                           2.58        10/16/2008        1,375,724
   1,123,331  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $1,123,542)                              6.75        10/01/2008        1,123,331
  10,402,587  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $10,403,093)                             1.75        10/01/2008       10,402,587
   1,137,618  MATCHPOINT MASTER TRUST++                                                     6.75        10/01/2008        1,137,618
   1,137,618  MONT BLANC CAPITAL CORPORATION++                                              7.50        10/01/2008        1,137,618
      97,888  MORGAN STANLEY+/-                                                             2.64        10/15/2008           97,888
   8,544,302  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $8,544,539)                              1.00        10/01/2008        8,544,302
   1,058,249  NORTHERN ROCK PLC+++/-                                                        2.52        10/03/2008        1,058,152
     317,475  ROYAL BANK OF CANADA                                                          0.25        10/01/2008          317,475
   1,037,084  ROYAL BANK OF CANADA                                                          8.00        10/01/2008        1,037,084
     867,764  ROYAL BANK OF CANADA                                                         10.00        10/01/2008          867,764
     571,454  ROYAL BANK OF CANADA                                                         11.00        10/01/2008          571,454
     867,764  ROYAL BANK OF CANADA                                                         12.00        10/01/2008          867,764

                   210 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL CAP INDEX PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  1,137,618  STARBIRD FUNDING CORPORATION++                                                7.00%       10/01/2008   $    1,137,618
   1,137,618  TULIP FUNDING CORPORATION++                                                   6.75        10/01/2008        1,137,618
     529,124  UNICREDITO ITALIANO BANK (IRELAND)+++/-                                       2.52        10/14/2008          529,102
     529,124  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                            2.52        10/08/2008          529,112
   1,137,618  VERSAILLES CP LLC++                                                           7.00        10/01/2008        1,137,618
     656,114  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.05        04/03/2008          505,208
   1,058,249  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.06        02/15/2008          814,852
     910,094  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.07        07/28/2008          700,772
     529,124  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.10        08/07/2008          407,426
   1,058,249  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         4.01        02/22/2008          970,414
                                                                                                                         59,773,432
                                                                                                                     --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $66,382,256)                                                               65,360,988
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 0.49%
     853,499  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                  853,499
                                                                                                                     --------------

  PRINCIPAL
------------
US TREASURY BILLS: 0.19%
$     45,000  US TREASURY BILL###                                                           1.48        11/06/2008           44,931
      45,000  US TREASURY BILL###                                                           1.71        11/06/2008           44,931
     115,000  US TREASURY BILL###                                                           1.74        11/06/2008          114,823
     240,000  US TREASURY BILL###                                                           1.85        11/06/2008          239,631
      90,000  US TREASURY BILL###                                                           1.94        11/06/2008           89,862
                                                                                                                            534,178
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,387,546)                                                                            1,387,677
                                                                                                                     --------------

TOTAL INVESTMENTS IN SECURITIES (COST $360,830,603)*   123.32%                                                       $  348,397,334

Other Assets and Liabilities, Net                      (23.32)                                                          (65,886,814)
                                                       ------                                                        --------------
TOTAL NET ASSETS                                       100.00%                                                       $  282,510,520
                                                       ------                                                        --------------

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $853,499.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions. (See Note 2)

* Cost for federal income tax purposes is $365,461,158 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 43,995,432
Gross unrealized depreciation                 (61,059,256)
                                             ------------
Net unrealized appreciation (depreciation)   $(17,063,824)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 211


Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 96.95%
AMUSEMENT & RECREATION SERVICES: 0.54%
      86,200  BALLY TECHNOLOGIES INCORPORATED+                                                                       $    2,610,136
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.77%
     197,300  G-III Apparel Group Limited+                                                                                3,691,483
                                                                                                                     --------------
BUSINESS SERVICES: 12.28%
     111,500  CACI INTERNATIONAL INCORPORATED CLASS A+                                                                    5,586,150
     317,600  COMMVAULT SYSTEMS INCORPORATED+                                                                             3,827,080
     150,700  CONCUR TECHNOLOGIES INCORPORATED+<<                                                                         5,765,782
      87,600  HURON CONSULTING GROUP INCORPORATED+<<                                                                      4,991,448
     176,000  LENDER PROCESSING SERVICES INCORPORATED                                                                     5,371,520
     238,500  MONSTER WORLDWIDE INCORPORATED+<<                                                                           3,556,035
     430,600  QUEST SOFTWARE INCORPORATED+<<                                                                              5,464,314
     119,000  S1 CORPORATION+                                                                                               728,280
     608,000  SKILLSOFT PLC ADR+<<                                                                                        6,359,680
     575,200  SUCCESSFACTORS INCORPORATED+<<                                                                              6,269,680
     427,800  TELETECH HOLDINGS INCORPORATED+                                                                             5,321,832
     217,400  ULTIMATE SOFTWARE GROUP INCORPORATED+<<                                                                     5,869,800
                                                                                                                         59,111,601
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 5.27%
     246,200  ALNYLAM PHARMACEUTICALS INCORPORATED+<<                                                                     7,127,490
     128,800  ALPHARMA INCORPORATED CLASS A+<<                                                                            4,751,432
     227,000  BIOMARIN PHARMACEUTICAL INCORPORATED+<<                                                                     6,013,230
      70,300  CRUCELL NV ADR+                                                                                             1,093,868
     212,800  INVERNESS MEDICAL INNOVATIONS INCORPORATED+<<                                                               6,384,000
                                                                                                                         25,370,020
                                                                                                                     --------------
COMMERCIAL SERVICES: 0.43%
     195,800  AERCAP HOLDINGS NV+                                                                                         2,077,438
                                                                                                                     --------------
COMMUNICATIONS: 2.63%
     263,100  NEUSTAR INCORPORATED CLASS A+<<                                                                             5,233,059
     399,100  NEUTRAL TANDEM INCORPORATION+                                                                               7,399,314
                                                                                                                         12,632,373
                                                                                                                     --------------
COMPUTER SOFTWARE & SERVICES: 1.22%
     513,300  NESS TECHNOLOGIES INCORPORATED+                                                                             5,887,551
                                                                                                                     --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.16%
     292,000  MATRIX SERVICE COMPANY+                                                                                     5,577,200
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 2.63%
     130,980  BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                            1,144,765
     101,100  PRIVATEBANCORP INCORPORATED<<                                                                               4,211,826
     208,900  SIGNATURE BANK+<<                                                                                           7,286,432
                                                                                                                         12,643,023
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.89%
     474,500  TEXAS ROADHOUSE INCORPORATED CLASS A+<<                                                                     4,265,755
                                                                                                                     --------------
EDUCATIONAL SERVICES: 1.11%
     357,300  CORINTHIAN COLLEGES INCORPORATED+<<                                                                         5,359,500
                                                                                                                     --------------

                   212 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 11.33%
     567,300  ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                           $    2,637,945
   1,869,400  ATMEL CORPORATION+                                                                                          6,337,266
     461,000  MACROVISION SOLUTIONS CORPORATION+<<                                                                        7,090,180
     164,200  NETLOGIC MICROSYSTEMS INCORPORATED+                                                                         4,965,408
     305,700  OSI SYSTEMS INCORPORATED+                                                                                   7,187,007
     571,500  PMC-SIERRA INCORPORATED+<<                                                                                  4,240,530
     370,900  POLYCOM INCORPORATED+<<                                                                                     8,578,917
     244,000  SILICON LABORATORIES INCORPORATED+                                                                          7,490,800
     367,200  TESSERA TECHNOLOGIES INCORPORATED+<<                                                                        6,000,048
                                                                                                                         54,528,101
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 5.19%
      68,400  GEN-PROBE INCORPORATED+                                                                                     3,628,620
     154,200  ICF INTERNATIONAL INCORPORATED+                                                                             3,045,450
     261,500  ISIS PHARMACEUTICALS INCORPORATED+                                                                          4,416,735
     100,900  MYRIAD GENETICS INCORPORATED+<<                                                                             6,546,392
     786,500  RTI BIOLOGICS INCORPORATION+                                                                                7,353,775
                                                                                                                         24,990,972
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 0.82%
     158,700   UNITED NATURAL FOODS INCORPORATED+<<                                                                       3,965,913
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 2.42%
     517,700  99 CENTS ONLY STORES+<<                                                                                     5,679,169
     368,500  FOOT LOCKER INCORPORATED<<                                                                                  5,954,960
                                                                                                                         11,634,129
                                                                                                                     --------------
HEALTH SERVICES: 3.33%
     156,900  CARDIONET INCORPORATED+                                                                                     3,916,224
     179,800  GENOPTIX INCORPORATED+<<                                                                                    5,874,066
     118,600  IPC THE HOSPITALIST COMPANY+                                                                                3,048,020
      90,400  LIFE SCIENCES RESEARCH INCORPORATED+                                                                        3,164,000
                                                                                                                         16,002,310
                                                                                                                     --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.22%
     249,700  PIER 1 IMPORTS INCORPORATED+<<                                                                              1,031,261
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.70%
     785,600  BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                                                4,572,192
     431,400  DATA DOMAIN INCORPORATED+<<                                                                                 9,607,278
     300,400  NUANCE COMMUNICATIONS INCORPORATED+<<                                                                       3,661,876
     139,700  TENNANT COMPANY<<                                                                                           4,786,122
                                                                                                                         22,627,468
                                                                                                                     --------------
INSURANCE CARRIERS: 0.90%
      44,700  ENSTAR GROUP LIMITED+<<                                                                                     4,351,992
                                                                                                                     --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 1.37%
   1,068,300  SUNOPTA INCORPORATED+<<                                                                                     6,580,728
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 10.59%
     294,200  ABIOMED INCORPORATED+<<                                                                                     5,222,050
     343,100  ADVANCED MEDICAL OPTICS INCORPORATED+<<                                                                     6,100,318
     223,900  ARGON ST INCORPORATED+                                                                                      5,259,411
     552,100  CELERA CORPORATION+<<                                                                                       8,529,945
     314,900  INFINERA CORPORATION+<<                                                                                     3,010,444

                   Wells Fargo Advantage Master Portfolios 213


Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS (continued)
     312,100  ION GEOPHYSICAL CORPORATION+<<                                                                         $    4,428,699
     254,700  SONOSITE INCORPORATED+<<                                                                                    7,997,580
     397,300  THORATEC CORPORATION+<<                                                                                    10,429,125
                                                                                                                         50,977,572
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.30%
     310,700  KAPSTONE PAPER AND PACKAGING CORPORATION+<<                                                                 1,972,945
     404,700  LEAPFROG ENTERPRISES INCORPORATED+<<                                                                        4,273,632
     344,300  SOLUTIA INCORPORATED+                                                                                       4,820,200
                                                                                                                         11,066,777
                                                                                                                     --------------
MISCELLANEOUS REPAIR SERVICES: 0.99%
     283,500  DYNCORP INTERNATIONAL INCORPORATED+                                                                         4,751,460
                                                                                                                     --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.58%
     490,600  HEARTLAND EXPRESS INCORPORATED<<                                                                            7,614,112
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.69%
     661,911  CAPITALSOURCE INCORPORATED<<                                                                                8,141,505
                                                                                                                     --------------
OIL & GAS EXTRACTION: 5.95%
     168,500  CONCHO RESOURCES INCORPORATED+<<                                                                            4,652,285
     228,700  HELIX ENERGY SOLUTIONS GROUP INCORPORATED+<<                                                                5,552,836
     167,000  PETROHAWK ENERGY CORPORATION+                                                                               3,612,210
     114,500  ROWAN COMPANIES INCORPORATED                                                                                3,497,975
     311,900  TESCO CORPORATION+<<                                                                                        6,531,186
     181,000  WILLBROS GROUP INCORPORATED+<<                                                                              4,796,500
                                                                                                                         28,642,992
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 0.75%
      90,400  ROCK-TENN COMPANY CLASS A<<                                                                                 3,614,192
                                                                                                                     --------------
PERSONAL SERVICES: 2.61%
     280,600  COINSTAR INCORPORATED+                                                                                      8,979,200
     270,300  ULTA SALON COSMETICS & FRAGRANCE INCORPORATED+<<                                                            3,589,584
                                                                                                                         12,568,784
                                                                                                                     --------------
PHARMACEUTICALS: 0.72%
      77,900  KENDLE INTERNATIONAL INCORPORATED+<<                                                                        3,482,909
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 2.04%
     104,600  HAYNES INTERNATIONAL INCORPORATED+<<                                                                        4,898,418
     112,800  NORTHWEST PIPE COMPANY+<<                                                                                   4,920,336
                                                                                                                          9,818,754
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 1.13%
     232,200  JARDEN CORPORATION+                                                                                         5,445,090
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.81%
     122,000  CABOT MICROELECTRONICS CORPORATION+<<                                                                       3,913,760
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.94%
     111,900  ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                                  4,510,689
                                                                                                                     --------------
TRANSPORTATION SERVICES: 1.41%
     180,400  HUB GROUP INCORPORATED CLASS A+<<                                                                           6,792,060
                                                                                                                     --------------

                  214 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.09%
     132,200  HERBALIFE LIMITED                                                                                      $    5,224,544
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 3.14%
     241,500  KAMAN CORPORATION CLASS A                                                                                   6,877,920
     275,800  TECH DATA CORPORATION+                                                                                      8,232,630
                                                                                                                         15,110,550
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $477,059,689)                                                                                 466,614,704
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 24.00%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.05%
   2,469,240  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                   2,469,240
   2,469,240  DAILY ASSETS FUND INSTITUTIONAL                                                                             2,469,240
   2,469,240  DREYFUS CASH MANAGEMENT FUND                                                                                2,469,240
   2,469,240  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             2,469,240
                                                                                                                          9,876,960
                                                                                                                     --------------

 PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 21.95%
$  2,010,934  ATLANTIS ONE FUNDING CORPORATION++                                            6.75%       10/01/2008        2,010,934
     935,318  BANCO SANTANDER TOTTA LOAN+++/-                                               2.51        10/15/2008          935,251
     935,318  BANK OF IRELAND+++/-                                                          2.80        10/14/2008          935,294
  16,835,726  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $16,836,778)                             2.25        10/01/2008       16,835,726
     955,173  CHEYNE FINANCE LLC+++/-####(a)(i)                                             2.08        02/25/2008           15,760
     735,386  CHEYNE FINANCE LLC+/-####(a)(i)                                               7.04        05/19/2008           12,134
     605,076  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $605,095)                                1.15        10/01/2008          605,076
  18,388,354  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
              SECURITIES (MATURITY VALUE $18,389,503)                                       2.25        10/01/2008       18,388,354
   3,587,315  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009        1,562,993
   2,431,827  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                           2.58        10/16/2008        2,431,827
   1,985,680  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $1,986,052)                              6.75        10/01/2008        1,985,680
  18,388,354  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $18,389,248)                             1.75        10/01/2008       18,388,354
   2,010,934  MATCHPOINT MASTER TRUST++                                                     6.75        10/01/2008        2,010,934
   2,010,934  MONT BLANC CAPITAL CORPORATION++                                              7.50        10/01/2008        2,010,934
     173,034  MORGAN STANLEY+/-                                                             2.64        10/15/2008          173,034
  15,103,517  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
              BACKED SECURITIES (MATURITY VALUE $15,103,937)                                1.00        10/01/2008       15,103,517
   1,870,636  NORTHERN ROCK PLC+++/-                                                        2.52        10/03/2008        1,870,465
     561,191  ROYAL BANK OF CANADA                                                          0.25        10/01/2008          561,191
   1,833,223  ROYAL BANK OF CANADA                                                          8.00        10/01/2008        1,833,223
   1,533,922  ROYAL BANK OF CANADA                                                         10.00        10/01/2008        1,533,922
   1,010,144  ROYAL BANK OF CANADA                                                         11.00        10/01/2008        1,010,144
   1,533,922  ROYAL BANK OF CANADA                                                         12.00        10/01/2008        1,533,922
   2,010,934  STARBIRD FUNDING CORPORATION++                                                7.00        10/01/2008        2,010,934
   2,010,934  TULIP FUNDING CORPORATION++                                                   6.75        10/01/2008        2,010,934
     935,318  UNICREDITO ITALIANO BANK (IRELAND)+++/-                                       2.52        10/14/2008          935,279
     935,318  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                            2.52        10/08/2008          935,296
   2,010,934  VERSAILLES CP LLC++                                                           7.00        10/01/2008        2,010,934
   1,159,794  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.05        04/03/2008          893,042
   1,870,636  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.06        02/15/2008        1,440,390

                   Wells Fargo Advantage Master Portfolios 215


Portfolio of Investments--September 30, 2008

SMALL COMPANY GROWTH PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS: 21.95%
$  1,608,747  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.07%       07/28/2008   $    1,238,735
     935,318  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.10        08/07/2008          720,195
   1,870,636  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         4.01        02/22/2008        1,715,373
                                                                                                                        105,659,781
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $116,494,531)                                                             115,536,741
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 3.70%
  17,805,047  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                               17,805,047
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $17,805,047)                                                                          17,805,047
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $611,359,267)*               124.65%                                                                           $  599,956,492
OTHER ASSETS AND LIABILITIES, NET  (24.65)                                                                             (118,651,708)
                                   ------                                                                            --------------
TOTAL NET ASSETS                   100.00%                                                                           $  481,304,784
                                   ------                                                                            --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $17,805,047.

* Cost for federal income tax purposes is $616,592,782 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation               $ 36,783,605
Gross unrealized depreciation                (53,419,895)
                                            ------------
Net unrealized appreciation (depreciation)  $(16,636,290)

The accompanying notes are an integral part of these financial statements.

                  216 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 97.58%
APPAREL & ACCESSORY STORES: 2.73%
     282,790  CARTER'S INCORPORATED+                                                                                 $    5,579,447
     291,300  DSW INCORPORATED CLASS A+<<                                                                                 3,990,810
     247,960  TWEEN BRANDS INCORPORATED+<<                                                                                2,427,528
                                                                                                                         11,997,785
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 1.04%
     264,990  VOLCOM INCORPORATED+<<                                                                                      4,579,027
                                                                                                                     --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.87%
     313,020  ASBURY AUTOMOTIVE GROUP INCORPORATED                                                                        3,605,990
     253,080  MARINEMAX INCORPORATED+                                                                                     1,829,768
     328,220  SONIC AUTOMOTIVE INCORPORATED<<                                                                             2,776,741
                                                                                                                          8,212,499
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.49%
     147,620  PERINI CORPORATION+                                                                                         3,807,120
     102,950  RYLAND GROUP INCORPORATED<<                                                                                 2,730,234
                                                                                                                          6,537,354
                                                                                                                     --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.45%
     333,490  BUILDERS FIRSTSOURCE INCORPORATED+<<                                                                        1,997,605
                                                                                                                     --------------
BUSINESS SERVICES: 8.53%
     402,240  AIRCASTLE LIMITED                                                                                           3,986,198
     184,820  AVOCENT CORPORATION+                                                                                        3,781,417
     465,670  EPICOR SOFTWARE CORPORATION+<<                                                                              3,674,136
      73,990  MICROSTRATEGY INCORPORATED CLASS A+                                                                         4,404,625
     472,744  ON ASSIGNMENT INCORPORATED+<<                                                                               3,725,223
      96,640  PORTFOLIO RECOVERY ASSOCIATES INCORPORATED+<<                                                               4,699,603
     224,350  RENT-A-CENTER INCORPORATED+                                                                                 4,998,518
     210,580  SYNNEX CORPORATION+<<                                                                                       4,704,357
     171,900  TAL INTERNATIONAL GROUP INCORPORATED                                                                        3,578,958
                                                                                                                         37,553,035
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 3.98%
     101,800  CYTEC INDUSTRIES INCORPORATED                                                                               3,961,038
     234,210  ELIZABETH ARDEN INCORPORATED+                                                                               4,597,542
     163,820  ROCKWOOD HOLDINGS INCORPORATED+<<                                                                           4,203,621
     875,340  USEC INCORPORATED+<<                                                                                        4,735,589
                                                                                                                         17,497,790
                                                                                                                     --------------
COMMUNICATIONS: 1.17%
   1,669,700  CINCINNATI BELL INCORPORATED+                                                                               5,159,373
                                                                                                                     --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.94%
     765,720  CHAMPION ENTERPRISES INCORPORATED+<<                                                                        4,249,746
     104,260  CHEMED CORPORATION                                                                                          4,280,916
                                                                                                                          8,530,662
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 11.69%
     318,440  BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                            2,783,166
     293,090  BROOKLINE BANCORP INCORPORATED<<                                                                            3,748,621
     272,340  EAST WEST BANCORP INCORPORATED<<                                                                            3,731,058
     166,600  PACWEST BANCORP<<                                                                                           4,763,094
      94,480  PRIVATEBANCORP INCORPORATED<<                                                                               3,936,037

                  Wells Fargo Advantage Master Portfolios 217


Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
DEPOSITORY INSTITUTIONS (continued)
     350,400  STERLING FINANCIAL CORPORATION                                                                         $    5,080,800
     219,100  TCF FINANCIAL CORPORATION<<                                                                                 3,943,800
     387,600  THE COLONIAL BANCGROUP INCORPORATED<<                                                                       3,046,536
     627,640  UCBH HOLDINGS INCORPORATED                                                                                  4,023,172
     293,610  UMPQUA HOLDINGS CORPORATION                                                                                 4,319,003
     192,010  WEBSTER FINANCIAL CORPORATION<<                                                                             4,848,253
     106,900  WILMINGTON TRUST CORPORATION<<                                                                              3,081,927
     139,990  WINTRUST FINANCIAL CORPORATION<<                                                                            4,108,707
                                                                                                                         51,414,174
                                                                                                                     --------------
EATING & DRINKING PLACES: 2.09%
     531,610  CKE RESTAURANTS INCORPORATED                                                                                5,635,066
     228,930  LANDRY'S RESTAURANTS INCORPORATED+                                                                          3,559,862
                                                                                                                          9,194,928
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.09%
     203,460  PORTLAND GENERAL ELECTRIC COMPANY                                                                           4,813,864
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 14.09%
      97,860  AO SMITH CORPORATION                                                                                        3,835,133
     459,390  ARRIS GROUP INCORPORATED+                                                                                   3,551,085
     156,620  CERADYNE INCORPORATED+                                                                                      5,741,689
     199,800  COMTECH TELECOMMUNICATIONS CORPORATION+                                                                     9,838,152
     483,800  FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+                                                         4,300,982
     305,430  GREATBATCH INCORPORATED+<<                                                                                  7,495,252
     330,050  OMNIVISION TECHNOLOGIES INCORPORATED+                                                                       3,765,871
   1,433,290  POWERWAVE TECHNOLOGIES+<<                                                                                   5,675,828
   1,423,340  RF MICRO DEVICES INCORPORATED+<<                                                                            4,156,153
     245,010  TECHNITROL INCORPORATED                                                                                     3,623,698
     477,060  TTM TECHNOLOGIES INCORPORATED+<<                                                                            4,732,435
     228,170  WESTAR ENERGY INCORPORATED                                                                                  5,257,037
                                                                                                                         61,973,315
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.96%
     469,870  MUELLER WATER PRODUCTS INCORPORATED<<                                                                       4,219,433
                                                                                                                     --------------
FOOD STORES: 0.83%
     263,030  WINN-DIXIE STORES INCORPORATED+<<                                                                           3,656,117
                                                                                                                     --------------
FURNITURE & FIXTURES: 0.77%
     525,530  SEALY CORPORATION+<<                                                                                        3,394,924
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 1.01%
     369,810  CABELA'S INCORPORATED+<<                                                                                    4,467,305
                                                                                                                     --------------
HEALTH SERVICES: 1.10%
     118,050  MAGELLAN HEALTH SERVICES INCORPORATED+<<                                                                    4,847,133
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 8.21%
     133,040  AMERICAN CAMPUS COMMUNITIES<<                                                                               4,507,395
     185,590  BIOMED REALTY TRUST INCORPORATED                                                                            4,908,856
     126,790  CORPORATE OFFICE PROPERTIES TRUST                                                                           5,115,977
     212,870  EQUITY ONE INCORPORATED<<                                                                                   4,361,706
     280,550  FIRST POTOMAC REALTY TRUST                                                                                  4,822,655
     210,290  LASALLE HOTEL PROPERTIES                                                                                    4,903,963
     159,900  REDWOOD TRUST INCORPORATED                                                                                  3,474,627
     296,760  SUNSTONE HOTEL INVESTORS INCORPORATED                                                                       4,006,260
                                                                                                                         36,101,439
                                                                                                                     --------------

                   218 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 3.08%
     287,920  AMERISTAR CASINOS INCORPORATED                                                                         $    4,085,585
     382,650  BOYD GAMING CORPORATION+<<                                                                                  3,581,604
     199,710  GAYLORD ENTERTAINMENT COMPANY+<<                                                                            5,865,483
                                                                                                                         13,532,672
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.91%
     245,200  VERIGY LIMITED+                                                                                             3,991,856
                                                                                                                     --------------
INSURANCE CARRIERS: 5.34%
     353,850  AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                             2,653,875
     122,371  ARGO GROUP INTERNATIONAL HOLDINGS LIMITED+<<                                                                4,509,378
     204,750  ASSURED GUARANTY LIMITED<<                                                                                  3,329,235
     181,130  HEALTHSPRING INCORPORATED+                                                                                  3,832,711
     123,710  PLATINUM UNDERWRITERS HOLDINGS LIMITED<<                                                                    4,389,231
     167,740  UNITED FIRE & CASUALTY COMPANY<<                                                                            4,795,687
                                                                                                                         23,510,117
                                                                                                                     --------------
LEATHER & LEATHER PRODUCTS: 1.00%
     131,200  GENESCO INCORPORATED+<<                                                                                     4,392,576
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 0.43%
     179,480  CUTERA INCORPORATED+                                                                                        1,904,283
                                                                                                                     --------------
METAL FABRICATE, HARDWARE: 1.20%
     184,650  CHART INDUSTRIES INCORPORATED+                                                                              5,273,604
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.16%
     254,510  RC2 CORPORATION+                                                                                            5,090,200
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.07%
     276,200  APOLLO INVESTMENT CORPORATION<<                                                                             4,709,210
                                                                                                                     --------------
OIL & GAS EXTRACTION: 3.28%
     106,500  BERRY PETROLEUM COMPANY CLASS A<<                                                                           4,124,745
     266,600  CALLAWAY GOLF COMPANY                                                                                       3,751,062
     543,400  GLOBAL INDUSTRIES LIMITED+<<                                                                                3,771,196
     182,880  HERCULES OFFSHORE INCORPORATED+<<                                                                           2,772,461
                                                                                                                         14,419,464
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 0.99%
     286,400  TEMPLE-INLAND INCORPORATED<<                                                                                4,370,464
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.79%
     563,950  HEADWATERS INCORPORATED+<<                                                                                  7,528,733
     164,200  HOLLY CORPORATION                                                                                           4,748,664
                                                                                                                         12,277,397
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.83%
     422,440  VALASSIS COMMUNICATIONS INCORPORATED+<<                                                                     3,658,330
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.81%
     413,380  COOPER TIRE & RUBBER COMPANY                                                                                3,555,068
                                                                                                                     --------------
SOCIAL SERVICES: 1.18%
     285,900  RES-CARE INCORPORATED+                                                                                      5,186,226
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 219


Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
TRANSPORTATION BY AIR: 1.26%
     749,940  AIRTRAN HOLDINGS INCORPORATED+<<                                                                       $    1,822,354
      92,160  ATLAS AIR WORLDWIDE HOLDINGS INCORPORATED+                                                                  3,714,970
                                                                                                                          5,537,324
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 3.09%
     470,460  ARVIN INDUSTRIES INCORPORATED<<                                                                             6,134,798
     215,330  MARTEN TRANSPORT LIMITED+                                                                                   4,201,088
     306,810  TENNECO AUTOMOTIVE INCORPORATED+                                                                            3,261,384
                                                                                                                         13,597,270
                                                                                                                     --------------
TRANSPORTATION SERVICES: 0.93%
     103,570  GATX CORPORATION                                                                                            4,098,265
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 3.19%
     248,390  A.M. CASTLE & COMPANY                                                                                       4,292,179
     300,700  INTERLINE BRANDS INCORPORATED+                                                                              4,874,350
     151,320  WESCO INTERNATIONAL INCORPORATED+                                                                           4,869,478
                                                                                                                         14,036,007
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $508,800,752)                                                                                 429,288,095
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 13.66%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.17%
   1,284,847  BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                   1,284,847
   1,284,847  DAILY ASSETS FUND INSTITUTIONAL                                                                             1,284,847
   1,284,847  DREYFUS CASH MANAGEMENT FUND                                                                                1,284,847
   1,284,847  SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             1,284,847
                                                                                                                          5,139,388
                                                                                                                     --------------

 PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 12.49%
$  1,046,372  ATLANTIS ONE FUNDING CORPORATION++                                            6.75%       10/01/2008        1,046,372
     486,685  BANCO SANTANDER TOTTA LOAN+++/-                                               2.51        10/15/2008          486,654
     486,685  BANK OF IRELAND+++/-                                                          2.80        10/14/2008          486,672
   8,760,323  BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $8,760,871)                                     2.25        10/01/2008        8,760,323
     497,016  CHEYNE FINANCE LLC+++/-####(a)(i)                                             2.08        02/25/2008            8,201
     382,652  CHEYNE FINANCE LLC+/-####(a)(i)                                               7.04        05/19/2008            6,314
     314,846  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $314,856)                                1.15        10/01/2008          314,846
   9,568,220  GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE BACKED
                 SECURITIES (MATURITY VALUE $9,568,818)                                     2.25        10/01/2008        9,568,220
   1,866,628  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          813,290
   1,265,380  ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                           2.58        10/16/2008        1,265,380
   1,033,231  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MONEY
                 MARKET SECURITIES (MATURITY VALUE $1,033,425)                              6.75        10/01/2008        1,033,231
   9,568,220  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $9,568,685)                              1.75        10/01/2008        9,568,220
   1,046,372  MATCHPOINT MASTER TRUST++                                                     6.75        10/01/2008        1,046,372
   1,046,372  MONT BLANC CAPITAL CORPORATION++                                              7.50        10/01/2008        1,046,372
      90,037  MORGAN STANLEY+/-                                                             2.64        10/15/2008           90,037
   7,858,983  MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY MORTGAGE
                 BACKED SECURITIES (MATURITY VALUE $7,859,201)                              1.00        10/01/2008        7,858,983
     973,369  NORTHERN ROCK PLC+++/-                                                        2.52        10/03/2008          973,280

                   220 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

SMALL COMPANY VALUE PORTFOLIO

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    292,011  ROYAL BANK OF CANADA                                                          0.25%       10/01/2008   $      292,011
     953,902  ROYAL BANK OF CANADA                                                          8.00        10/01/2008          953,902
     798,163  ROYAL BANK OF CANADA                                                         10.00        10/01/2008          798,163
     525,619  ROYAL BANK OF CANADA                                                         11.00        10/01/2008          525,619
     798,163  ROYAL BANK OF CANADA                                                         12.00        10/01/2008          798,163
   1,046,372  STARBIRD FUNDING CORPORATION++                                                7.00        10/01/2008        1,046,372
   1,046,372  TULIP FUNDING CORPORATION++                                                   6.75        10/01/2008        1,046,372
     486,685  UNICREDITO ITALIANO BANK (IRELAND)+++/-                                       2.52        10/14/2008          486,664
     486,685  UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+++/-                            2.52        10/08/2008          486,673
   1,046,372  VERSAILLES CP LLC++                                                           7.00        10/01/2008        1,046,372
     603,489  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.05        04/03/2008          464,686
     973,369  VICTORIA FINANCE LLC+++/-####(a)(i)                                           4.06        02/15/2008          749,494
     837,098  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.07        07/28/2008          644,565
     486,685  VICTORIA FINANCE LLC+++/-####(a)(i)                                           7.10        08/07/2008          374,747
     973,369  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         4.01        02/22/2008          892,580
                                                                                                                         54,979,150
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $60,730,581)                                                               60,118,538
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 3.04%
  13,382,542  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                               13,382,542
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,382,542)                                                                          13,382,542
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $582,913,875)*                114.28%                                                                          $  502,789,175
OTHER ASSETS AND LIABILITIES, NET   (14.28)                                                                             (62,825,977)
                                    ------                                                                           --------------
TOTAL NET ASSETS                    100.00%                                                                          $  439,963,198
                                    ------                                                                           --------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $13,382,542.

* Cost for federal income tax purposes is $586,214,322 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  20,108,494
Gross unrealized depreciation                 (103,533,641)
                                             -------------
Net unrealized appreciation (depreciation)   $ (83,425,147)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 221


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 97.26%
AMUSEMENT & RECREATION SERVICES: 0.26%
     135,105  CENTURY CASINOS INCORPORATED+                                                                          $      283,721
      38,100  LAKES ENTERTAINMENT INCORPORATED+                                                                             250,698
     231,200  WESTWOOD ONE INCORPORATED+                                                                                    127,160
                                                                                                                            661,579
                                                                                                                     --------------
APPAREL & ACCESSORY STORES: 2.41%
      42,811  CHARLOTTE RUSSE HOLDING INCORPORATED+                                                                         438,813
     148,300  CHARMING SHOPPES INCORPORATED+                                                                                725,187
      60,400  CHRISTOPHER & BANKS CORPORATION                                                                               463,268
      18,200  CITI TRENDS INCORPORATED+                                                                                     296,478
     130,000  COLDWATER CREEK INCORPORATED+                                                                                 752,700
      36,165  COLLECTIVE BRANDS INCORPORATED+                                                                               662,181
     103,211  DELIA*S INCORPORATED+                                                                                         297,248
      55,200  HEELYS INCORPORATED+                                                                                          247,296
     100,500  NEW YORK AND COMPANY INCORPORATED+                                                                            958,770
      14,100  STAGE STORES INCORPORATED                                                                                     192,606
      42,300  THE CATO CORPORATION CLASS A                                                                                  742,365
     101,900  WET SEAL INCORPORATED CLASS A+                                                                                369,897
                                                                                                                          6,146,809
                                                                                                                     --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.65%
       5,400  COLUMBIA SPORTSWEAR COMPANY                                                                                   226,584
      51,700  MAIDENFORM BRANDS INCORPORATED+                                                                               750,167
      37,000  MOTHERS WORK INCORPORATED+                                                                                    513,560
      10,200  SKECHERS U.S.A. INCORPORATED CLASS A+                                                                         171,666
                                                                                                                          1,661,977
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.89%
      98,990  MONRO MUFFLER BRAKE INCORPORATED                                                                            2,282,709
                                                                                                                     --------------
BIOPHARMACEUTICALS: 0.06%
       2,100  Cephalon Incorporated+                                                                                        162,729
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.71%
      21,116  CAVCO INDUSTRIES INCORPORATED+                                                                                763,343
      87,065  PALM HARBOR HOMES INCORPORATED+                                                                               862,814
       7,100  PERINI CORPORATION+                                                                                           183,109
                                                                                                                          1,809,266
                                                                                                                     --------------
BUSINESS SERVICES: 13.58%
     462,730  3COM CORPORATION+                                                                                           1,078,161
      55,155  ABM INDUSTRIES INCORPORATED                                                                                 1,204,585
      67,800  AMERICAN SOFTWARE INCORPORATED CLASS A                                                                        369,510
     311,700  APAC CUSTOMER SERVICES INCORPORATED+                                                                          670,155
     261,792  ASSET ACCEPTANCE CAPITAL CORPORATION+                                                                       2,759,288
      20,300  BARRETT BUSINESS SERVICES INCORPORATED                                                                        263,494
     184,500  BORLAND SOFTWARE CORPORATION+                                                                                 282,285
      55,900  CAI INTERNATIONAL INCORPORATED+                                                                               618,254
      18,800  COMSYS IT PARTNERS INCORPORATED+                                                                              182,736
     139,700  CONVERGYS CORPORATION+                                                                                      2,064,766
      20,300  COREL CORPORATION+                                                                                            172,552
      24,500  EARTHLINK INCORPORATED+                                                                                       208,250
      20,200  ELECTRO RENT CORPORATION                                                                                      271,286
      37,500  ELECTRONICS FOR IMAGING INCORPORATED+                                                                         522,375
      47,900  FAIR ISAAC CORPORATION                                                                                      1,104,095

                   222 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
BUSINESS SERVICES (continued)
      60,050  GERBER SCIENTIFIC INCORPORATED+                                                                        $      548,857
      27,231  GEVITY HR INCORPORATED                                                                                        198,242
      81,800  GSE SYSTEMS INCORPORATED+                                                                                     572,600
      81,000  HACKETT GROUP INCORPORATED+                                                                                   440,640
      96,677  HEALTHCARE SERVICES GROUP                                                                                   1,768,222
     179,080  HILL INTERNATIONAL INCORPORATED+                                                                            2,480,258
     181,400  HLTH CORPORATION+                                                                                           2,073,402
      30,000  I2 TECHNOLOGIES INCORPORATED+                                                                                 404,700
      74,800  INFOGROUP INCORPORATED                                                                                        494,428
      69,700  JDA SOFTWARE GROUP INCORPORATED+                                                                            1,060,137
     166,800  LAWSON SOFTWARE INCORPORATED+                                                                               1,167,600
     188,000  LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                                         458,720
      12,400  MENTOR GRAPHICS CORPORATION+                                                                                  140,740
     210,600  MIDWAY GAMES INCORPORATED+                                                                                    499,122
     205,800  MONSTER WORLDWIDE INCORPORATED+                                                                             3,068,478
      37,000  MSC SOFTWARE CORPORATION+                                                                                     395,900
      43,200  NOVELL INCORPORATED+                                                                                          222,048
      37,000  PEGASYSTEMS INCORPORATED                                                                                      477,670
      87,400  PLATO LEARNING INCORPORATED+                                                                                  248,216
      70,925  REALNETWORKS INCORPORATED+                                                                                    360,299
      12,400  ROLLINS INCORPORATED                                                                                          235,352
      36,100  SPSS INCORPORATED+                                                                                          1,059,896
      88,700  SUPPORTSOFT INCORPORATED+                                                                                     266,100
      12,433  SYBASE INCORPORATED+                                                                                          380,698
      18,000  SYKES ENTERPRISES INCORPORATED+                                                                               395,280
     141,430  TIER TECHNOLOGIES INCORPORATED CLASS B+                                                                     1,050,825
      74,600  WEBMD HEALTH CORPORATION+                                                                                   2,218,604
      38,800  WEBSITE PROS INCORPORATED+                                                                                    209,520
                                                                                                                         34,668,346
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 1.98%
       5,215  ALPHARMA INCORPORATED CLASS A+                                                                                192,381
       4,100  CHATTEM INCORPORATED+                                                                                         320,538
      54,100  ELIZABETH ARDEN INCORPORATED+                                                                               1,061,983
      97,800  ICO INCORPORATED+                                                                                             548,658
      51,700  LANDEC CORPORATION+                                                                                           423,423
      35,000  NOVEN PHARMACEUTICALS INCORPORATED+                                                                           408,800
     112,200  ORASURE TECHNOLOGIES INCORPORATED+                                                                            552,024
      98,450  PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                                        874,236
      13,400  ROCKWOOD HOLDINGS INCORPORATED+                                                                               343,844
       7,900  RPM INTERNATIONAL INCORPORATED                                                                                152,786
      55,053  SERACARE LIFE SCIENCES INCORPORATED+                                                                          170,664
                                                                                                                          5,049,337
                                                                                                                     --------------
COMMUNICATIONS: 1.69%
      63,865  CHINA GRENTECH CORPORATION LIMITED ADR+                                                                       114,318
     159,890  CINCINNATI BELL INCORPORATED+                                                                                 494,060
     279,800  MASTEC INCORPORATED+                                                                                        3,718,542
                                                                                                                          4,326,920
                                                                                                                     --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.00%
     306,455  CHAMPION ENTERPRISES INCORPORATED+                                                                          1,700,825
       7,550  CHICAGO BRIDGE & IRON COMPANY NV NEW YORK SHARES                                                              145,262
      20,800  COMFORT SYSTEMS USA INCORPORATED                                                                              277,888
      28,200  INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                                 421,872
                                                                                                                          2,545,847
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 223


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                              VALUE
------------  -----------------------------------------------------------------------                                --------------
DEPOSITORY INSTITUTIONS: 6.86%
         450  AMCORE FINANCIAL INCORPORATED                                                                          $        4,163
      22,100  ASTORIA FINANCIAL CORPORATION                                                                                 458,133
       9,800  BANK OF THE OZARKS INCORPORATED                                                                               264,600
      34,400  BANNER CORPORATION                                                                                            413,144
      47,500  BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED                                                                415,150
       6,900  CENTRAL PACIFIC FINANCIAL CORPORATION                                                                         115,989
      13,300  CITY BANK LYNNWOOD WASHINGTON                                                                                 207,480
      18,900  COMMONWEALTH BANKSHARES INCORPORATION                                                                         268,569
      22,200  COMMUNITY BANCORP+                                                                                            141,192
      12,800  COMMUNITY TRUST BANCORP                                                                                       440,320
      10,300  EAST WEST BANCORP INCORPORATED                                                                                141,110
      84,300  FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                    1,135,521
       4,200  FIRST FINANCIAL CORPORATION                                                                                   197,316
      11,000  FIRST MIDWEST BANCORP INCORPORATED                                                                            266,640
      21,200  FIRST REGIONAL BANCORP+                                                                                       132,500
      39,233  FIRST SECURITY GROUP INCORPORATED                                                                             287,186
      15,800  FIRST STATE BANCORPORATION+                                                                                    84,372
      19,500  FIRSTMERIT CORPORATION                                                                                        409,500
      14,900  GREAT SOUTHERN BANCORP INCORPORATION                                                                          189,975
      18,200  INTEGRA BANK CORPORATION                                                                                      145,236
      16,400  INTERNATIONAL BANCSHARES CORPORATION                                                                          442,800
      20,100  MERCANTILE BANK CORPORATION                                                                                   160,398
      55,517  NATIONAL PENN BANCSHARES INCORPORATED                                                                         810,548
       5,600  NBT BANCORP INCORPORATED                                                                                      167,552
      44,100  NEWBRIDGE BANCORPORATION                                                                                      210,357
       7,700  NORTHRIM BANCORP INCORPORATED                                                                                 126,280
      35,800  OLD NATIONAL BANCORP                                                                                          716,716
      15,100  PACIFIC CAPITAL BANCORP                                                                                       307,285
      28,200  PACWEST BANCORP                                                                                               806,238
      15,000  PROVIDENT BANKSHARES CORPORATION                                                                              145,650
      13,100  SOUTH FINANCIAL GROUP INCORPORATED                                                                             96,023
      21,700  SOUTHWEST BANCORP INCORPORATED (OKLAHOMA)                                                                     383,439
      16,000  STELLARONE CORPORATION                                                                                        330,720
      13,800  STERLING BANCSHARES INCORPORATED (TEXAS)                                                                      144,210
      42,100  STERLING FINANCIAL CORPORATION                                                                                610,450
      50,400  SUSQUEHANNA BANCSHARES INCORPORATED                                                                           983,808
       8,700  TCF FINANCIAL CORPORATION                                                                                     156,600
      20,300  TEXAS CAPITAL BANCSHARES INCORPORATED+                                                                        421,428
      76,900  UCBH HOLDINGS INCORPORATED                                                                                    492,929
       9,100  UMB FINANCIAL CORPORATION                                                                                     477,932
      71,000  UMPQUA HOLDINGS CORPORATION                                                                                 1,044,410
      31,843  UNITED COMMUNITY BANKS INCORPORATED                                                                           422,238
       4,900  UNIVEST CORPORATION OF PENNSYLVANIA                                                                           181,300
      13,755  VALLEY NATIONAL BANCORP                                                                                       288,305
      23,900  WASHINGTON FEDERAL INCORPORATED                                                                               440,955
      17,200  WEBSTER FINANCIAL CORPORATION                                                                                 434,300
      21,700  WEST COAST BANCORP OREGON                                                                                     318,122
       6,400  WHITNEY HOLDING CORPORATION                                                                                   155,200
      18,400  WILMINGTON TRUST CORPORATION                                                                                  530,472
                                                                                                                         17,524,761
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.97%
      56,600  CEC ENTERTAINMENT INCORPORATED+                                                                             1,879,120
      41,300  MORTON'S RESTAURANT GROUP INCORPORATED+                                                                       209,391
      31,400  O'CHARLEYS INCORPORATED                                                                                       274,750
      19,400  RUBIO'S RESTAURANTS INCORPORATED+                                                                             111,938
                                                                                                                          2,475,199
                                                                                                                     --------------

                   224 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
EDUCATIONAL SERVICES: 1.10%
     116,700  CORINTHIAN COLLEGES INCORPORATED+                                                                      $    1,750,500
      48,900  LEARNING TREE INTERNATIONAL INCORPORATED+                                                                     608,805
      34,540  LINCOLN EDUCATIONAL SERVICES+                                                                                 456,964
                                                                                                                          2,816,269
ELECTRIC, GAS & SANITARY SERVICES: 3.38%                                                                             --------------
     127,915  AQUA AMERICA INCORPORATED                                                                                   2,274,329
      39,000  CLEAN HARBORS INCORPORATED+                                                                                 2,634,450
         500  IDACORP INCORPORATED                                                                                           14,545
      25,665  NEWALTA CORPORATION                                                                                           352,894
     182,200  NISOURCE INCORPORATED                                                                                       2,689,272
      10,500  PORTLAND GENERAL ELECTRIC COMPANY                                                                             248,430
      14,500  UNISOURCE ENERGY CORPORATION                                                                                  423,255
                                                                                                                          8,637,175
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT: 5.79%
      15,400  ADC TELECOMMUNICATIONS INCORPORATED+                                                                          130,130
       2,300  ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                                   10,695
     186,700  ARRIS GROUP INCORPORATED+                                                                                   1,443,191
     158,976  ATMI INCORPORATED+                                                                                          2,858,388
      44,000  CTS CORPORATION                                                                                               562,320
       9,100  DIODES INCORPORATED+                                                                                          167,895
     117,653  EVANS & SUTHERLAND COMPUTER CORPORATION+                                                                      132,948
      55,900  EXAR CORPORATION+                                                                                             428,194
     156,943  FUELCELL ENERGY INCORPORATED+                                                                                 946,366
       9,225  GRAFTECH INTERNATIONAL LIMITED+                                                                               139,390
      17,400  HARRIS STRATEX NETWORKS INCORPORATED CLASS A+                                                                 135,894
      19,300  HELEN OF TROY LIMITED+                                                                                        439,461
      12,500  HOUSTON WIRE & CABLE COMPANY                                                                                  214,625
      11,400  IMATION CORPORATION                                                                                           257,526
      24,770  INTEGRATED ELECTRICAL SERVICES INCORPORATED+                                                                  434,961
     135,300  JABIL CIRCUIT INCORPORATED                                                                                  1,290,762
     162,200  MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                      1,443,580
     565,590  MRV COMMUNICATIONS INCORPORATED+                                                                              661,740
      34,765  OSI SYSTEMS INCORPORATED+                                                                                     817,325
     165,100  POWER-ONE INCORPORATED+                                                                                       239,395
      61,270  RICHARDSON ELECTRONICS LIMITED                                                                                379,874
      37,000  SMART MODULAR TECHNOLOGIES INCORPORATED+                                                                      111,000
      62,900  SYMMETRICOM INCORPORATED+                                                                                     312,613
      53,800  TRIDENT MICROSYSTEMS INCORPORATED+                                                                            129,120
      23,100  UNIVERSAL ELECTRONICS INCORPORATED+                                                                           577,038
      30,200  ZOLTEK COMPANIES INCORPORATED+                                                                                516,722
                                                                                                                         14,781,153
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.47%
      14,300  AMERICAN PHYSICIANS SERVICE GROUP INCORPORATED                                                                302,731
      93,400  CRA INTERNATIONAL INCORPORATED+                                                                             2,566,632
      24,290  INFINITY PHARMACEUTICALS INCORPORATED+                                                                        188,248
      69,740  SYMYX TECHNOLOGIES INCORPORATED+                                                                              691,123
       3,100  TRIMERIS INCORPORATED+                                                                                         12,152
                                                                                                                          3,760,886
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.22%
       7,100  CROWN HOLDINGS INCORPORATED+                                                                                  157,691
      38,400  MATERIAL SCIENCES CORPORATION+                                                                                220,800
       2,200  VALMONT INDUSTRIES INCORPORATED                                                                               181,918
                                                                                                                            560,409
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 225


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
FINANCIAL SERVICES: 0.77%
      80,643  JANUS CAPITAL GROUP INCORPORATED                                                                       $    1,958,012
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 2.69%
      59,390  DEL MONTE FOODS COMPANY                                                                                       463,242
      22,150  FLOWERS FOODS INCORPORATED                                                                                    650,324
     125,700  HERCULES INCORPORATED                                                                                       2,487,603
      11,900  MATRIXX INITIATIVES INCORPORATED+                                                                             214,081
     105,589  TOOTSIE ROLL INDUSTRIES INCORPORATED                                                                        3,052,578
                                                                                                                          6,867,828
                                                                                                                     --------------
FOOD STORES: 1.53%
      19,600  INGLES MARKETS INCORPORATED CLASS A                                                                           447,468
      54,500  THE PANTRY INCORPORATED+                                                                                    1,154,855
     165,100  WINN-DIXIE STORES INCORPORATED+                                                                             2,294,890
                                                                                                                          3,897,213
                                                                                                                     --------------
FOOTWEAR: 0.04%
      29,900  CROCS INCORPORATED+                                                                                           107,042
                                                                                                                     --------------
FURNITURE & FIXTURES: 0.42%
      16,700  HNI CORPORATION                                                                                               423,178
      59,400  LSI INDUSTRIES INCORPORATED                                                                                   491,238
      23,100  SEALY CORPORATION+                                                                                            149,226
                                                                                                                          1,063,642
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 0.07%
      44,700  RETAIL VENTURES INCORPORATED+                                                                                 174,330
                                                                                                                     --------------
HEALTH SERVICES: 2.84%
     137,000  ALLIED HEALTHCARE INTERNATIONAL INCORPORATED+                                                                 260,300
      29,700  AMERICAN DENTAL PARTNERS INCORPORATED+                                                                        347,490
      11,025  BIO-REFERENCE LABORATORIES INCORPORATED+                                                                      318,623
     114,600  BIOSCRIP INCORPORATED+                                                                                        341,508
      74,300  CARDIAC SCIENCE CORPORATION+                                                                                  769,748
      57,340  CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                        934,069
      35,050  ENSIGN GROUP INCORPORATED                                                                                     599,005
      86,000  FIVE STAR QUALITY CARE INCORPORATED+                                                                          322,500
      25,175  GENTIVA HEALTH SERVICES INCORPORATED+                                                                         678,215
      11,140  HEALTHSOUTH REHABILITATION CORPORATION+                                                                       205,310
   1,263,300  HOOPER HOLMES INCORPORATED+                                                                                 1,642,290
      22,700  NAUTILUS GROUP INCORPORATED+                                                                                  103,739
      81,800  NOVAMED INCORPORATED+                                                                                         387,732
      18,900  REHABCARE GROUP INCORPORATED+                                                                                 342,090
                                                                                                                          7,252,619
                                                                                                                     --------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 0.29%
      46,155  STERLING CONSTRUCTION COMPANY INCORPORATED+                                                                   747,711
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 4.57%
      26,600  AGREE REALTY CORPORATION                                                                                      760,760
      96,095  ANNALY MORTGAGE MANAGEMENT INCORPORATED                                                                     1,292,478
     163,700  ANTHRACITE CAPITAL INCORPORATED                                                                               877,432
     317,455  ANWORTH MORTGAGE ASSET CORPORATION                                                                          1,879,334
      38,100  APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                           1,334,262
      81,170  CAPSTEAD MORTGAGE CORPORATION                                                                                 888,812
      46,100  CARE INVESTMENT TRUST INCORPORATED                                                                            529,228

                  226 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
HOLDING & OTHER INVESTMENT OFFICES (continued)
      12,800  GLIMCHER REALTY TRUST                                                                                  $      133,632
      41,380  HILLTOP HOLDINGS INCORPORATED+                                                                                427,042
      70,600  JER INVESTORS TRUST INCORPORATED                                                                              340,292
      67,800  MEDICAL PROPERTIES TRUST INCORPORATED                                                                         769,530
     159,070  MFA MORTGAGE INVESTMENTS INCORPORATED                                                                       1,033,955
     239,160  ORIGEN FINANCIAL INCORPORATED                                                                                 294,167
      79,090  PRIMORIS SERVICES CORPORATION+                                                                                608,993
      17,600  RAIT INVESTMENT TRUST                                                                                          96,624
      58,575  UMH PROPERTIES INCORPORATED                                                                                   407,096
                                                                                                                         11,673,637
                                                                                                                     --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.10%
     146,400  BELL MICROPRODUCTS INCORPORATED+                                                                              263,520
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.44%
      27,895  EMPIRE RESORTS INCORPORATED+                                                                                   70,295
     119,235  OUTDOOR CHANNEL HOLDINGS INCORPORATED+                                                                      1,049,268
                                                                                                                          1,119,563
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.60%
      32,800  BLOUNT INTERNATIONAL INCORPORATED+                                                                            365,064
       7,500  BRIGGS & STRATTON CORPORATION                                                                                 121,350
      62,660  BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                                                  364,681
      38,200  COLUMBUS MCKINNON CORPORATION+                                                                                900,374
      94,875  CRAY INCORPORATED+                                                                                            491,453
       5,300  DIEBOLD INCORPORATED                                                                                          175,483
      51,000  DOT HILL SYSTEMS CORPORATION+                                                                                 114,750
     402,100  ENTEGRIS INCORPORATED+                                                                                      1,946,164
      61,700  FLANDER CORPORATION+                                                                                          388,710
       8,500  GARDNER DENVER INCORPORATED+                                                                                  295,120
     596,900  INFOCUS CORPORATION+                                                                                          877,443
     246,360  INTERMEC INCORPORATED+                                                                                      4,838,510
      34,200  INTEVAC INCORPORATED+                                                                                         363,888
      44,700  NN INCORPORATED                                                                                               574,395
         200  PLANAR SYSTEMS INCORPORATED+                                                                                      508
      53,100  QUALSTAR CORPORATION                                                                                          158,769
      51,500  SPARTECH CORPORATION                                                                                          509,850
      10,900  TENNANT COMPANY                                                                                               373,434
      10,100  TIMKEN COMPANY                                                                                                286,335
     277,400  ULTRATECH INCORPORATED+                                                                                     3,356,540
     88,680  VOYAGER LEARNING COMPANY+                                                                                     354,720
                                                                                                                         16,857,541
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.45%
     325,300  CRAWFORD & COMPANY CLASS A+                                                                                 3,272,518
      20,400  ONEBEACON INSURANCE GROUP LIMITED                                                                             431,460
                                                                                                                          3,703,978
                                                                                                                     --------------
INSURANCE CARRIERS: 4.05%
      18,600  AFFIRMATIVE INSURANCE HOLDINGS INCORPORATED                                                                    58,776
      79,700  AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                               597,750
      38,400  AMERICAN SAFETY INSURANCE GROUP LIMITED+                                                                      580,224
      46,150  AMERISAFE INCORPORATED+                                                                                       839,930
      29,066  ARGO GROUP INTERNATIONAL HOLDINGS LIMITED+                                                                  1,071,082
     107,500  CRM HOLDINGS LIMITED+                                                                                         290,250
      12,800  DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                                   358,912

                   Wells Fargo Advantage Master Portfolios 227


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INSURANCE CARRIERS (continued)
      51,200  DONEGAL GROUP INCORPORATED CLASS A                                                                     $      928,256
      15,300  EMC INSURANCE GROUP INCORPORATED                                                                              451,044
      11,900  HARLEYSVILLE GROUP INCORPORATED                                                                               449,820
      65,300  KINGSWAY FINANCIAL SERVICES INCORPORATED                                                                      455,794
     147,282  MEADOWBROOK INSURANCE GROUP INCORPORATED                                                                    1,039,810
      13,420  MERCURY GENERAL CORPORATION                                                                                   734,745
      14,775  NYMAGIC INCORPORATED                                                                                          373,069
      55,200  PMA CAPITAL CORPORATION CLASS A+                                                                              486,864
      53,800  SEABRIGHT INSURANCE HOLDINGS+                                                                                 699,400
      11,500  STANCORP FINANCIAL GROUP INCORPORATED                                                                         598,000
       7,500  STATE AUTO FINANCIAL CORPORATION                                                                              218,025
       3,200  ZENITH NATIONAL INSURANCE CORPORATION                                                                         117,248
                                                                                                                         10,348,999
                                                                                                                     --------------
JUSTICE, PUBLIC ORDER & SAFETY: 0.51%
      64,159  GEO GROUP INCORPORATED+                                                                                     1,296,653
                                                                                                                     --------------
LEATHER & LEATHER PRODUCTS: 0.43%
      75,020  BAKERS FOOTWEAR GROUP INCORPORATED+                                                                           112,530
      30,600  SHOE CARNIVAL INCORPORATED+                                                                                   501,228
      14,700  WEYCO GROUP INCORPORATED                                                                                      492,009
                                                                                                                          1,105,767
                                                                                                                     --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 0.50%
      18,600  LOUISIANA-PACIFIC CORPORATION+                                                                                172,980
      27,380  NOBILITY HOMES INCORPORATED                                                                                   443,556
      24,706  SKYLINE CORPORATION                                                                                           652,980
                                                                                                                          1,269,516
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 6.32%
     169,354  ALLIED HEALTHCARE PRODUCTS INCORPORATED+                                                                      967,011
      58,000  CANTEL INDUSTRIES+                                                                                            557,960
      20,616  COHERENT INCORPORATED+                                                                                        732,899
      47,252  DEL GLOBAL TECHNOLOGIES CORPORATION+                                                                           61,428
      44,000  EDAP TMS SA ADR+                                                                                               85,800
      14,000  HANGER ORTHOPEDIC GROUP INCORPORATED+                                                                         244,300
     162,500  HEALTHTRONICS INCORPORATED+                                                                                   474,500
     173,380  HERLEY INDUSTRIES INCORPORATED+                                                                             2,964,798
      36,200  HOME DIAGNOSTICS INCORPORATION+                                                                               350,416
       9,800  ICU MEDICAL INCORPORATED+                                                                                     298,018
      93,323  LTX-CREDENCE CORPORATION+                                                                                     162,382
      38,400  MEDICAL ACTION INDUSTRIES INCORPORATED+                                                                       504,192
      93,800  NEWPORT CORPORATION+                                                                                        1,011,164
      12,500  PALOMAR MEDICAL TECHNOLOGIES INCORPORATED+                                                                    168,250
     117,400  PERKINELMER INCORPORATED                                                                                    2,931,478
      22,200  TERADYNE INCORPORATED+                                                                                        173,382
      60,052  VITAL SIGNS INCORPORATED                                                                                    4,437,843
                                                                                                                         16,125,821
                                                                                                                     --------------
METAL MINING: 1.85%
     109,430  APEX SILVER MINES LIMITED+                                                                                    188,220
      21,775  GOLDCORP INCORPORATED                                                                                         688,743
      55,450  NOVAGOLD RESOURCES INCORPORATED+                                                                              360,980
     127,120  PETAQUILLA MINERALS LIMITED+                                                                                  100,425
      75,855  RANDGOLD RESOURCES LIMITED ADR                                                                              3,112,331
      33,106  YAMANA GOLD INCORPORATED                                                                                      275,776
                                                                                                                          4,726,475
                                                                                                                     --------------

                  228 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.00%
      59,560  BIRCH MOUNTAIN RESOURCES LIMITED+                                                                      $        5,063
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.61%
      49,510  ACCO BRANDS CORPORATION+                                                                                      373,305
      25,600  ARMSTRONG WORLD INDUSTRIES INCORPORATED+                                                                      739,840
     411,000  LEAPFROG ENTERPRISES INCORPORATED+                                                                          4,340,160
      21,200  LYDALL INCORPORATED+                                                                                          204,156
       5,000  RC2 CORPORATION+                                                                                              100,000
      32,700  RUSS BERRIE & COMPANY INCORPORATED+                                                                           250,809
      23,300  STANDEX INTERNATIONAL CORPORATION                                                                             646,575
                                                                                                                          6,654,845
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 0.21%
      44,000  AC MOORE ARTS & CRAFTS INCORPORATED+                                                                          275,880
      39,300  PC MALL INCORPORATED+                                                                                         268,419
                                                                                                                            544,299
                                                                                                                     --------------
MOTION PICTURES: 0.02%
      80,500  WPT ENTERPRISES INCORPORATED+                                                                                  45,885
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.13%
     126,457  MCG CAPITAL CORPORATION                                                                                       331,317
                                                                                                                     --------------
OIL & GAS EXTRACTION: 5.62%
       8,800  ATWOOD OCEANICS INCORPORATED+                                                                                 320,320
      27,200  BRIGHAM EXPLORATION COMPANY+                                                                                  298,928
       6,600  COMSTOCK RESOURCES INCORPORATED+                                                                              330,330
       9,020  FOREST OIL CORPORATION                                                                                        447,392
     131,935  GLOBAL INDUSTRIES LIMITED+                                                                                    915,629
      41,495  HELIX ENERGY SOLUTIONS GROUP INCORPORATED+                                                                  1,007,499
      15,980  HELMERICH & PAYNE INCORPORATED                                                                                690,176
      16,710  HERCULES OFFSHORE INCORPORATED+                                                                               253,324
      71,435  KEY ENERGY SERVICES INCORPORATED+                                                                             828,646
      81,405  MCMORAN EXPLORATION COMPANY+                                                                                1,924,414
     251,705  NEWPARK RESOURCES INCORPORATED+                                                                             1,837,447
      15,605  OCEANEERING INTERNATIONAL INCORPORATED+                                                                       832,059
       8,270  PRIDE INTERNATIONAL INCORPORATED+                                                                             244,875
      34,705  RANGE RESOURCES CORPORATION                                                                                 1,487,803
      12,555  SANDRIDGE ENERGY INCORPORATED+                                                                                246,078
      12,600  SUPERIOR ENERGY SERVICES INCORPORATED+                                                                        392,364
     205,400  SYNTROLEUM CORPORATION+                                                                                       223,886
      56,020  TRILOGY ENERGY TRUST                                                                                          419,525
       5,100  UNIT CORPORATION+                                                                                             254,082
      30,600  WARREN RESOURCES INCORPORATED+                                                                                305,388
      41,290  WILLBROS GROUP INCORPORATED+                                                                                1,094,185
                                                                                                                         14,354,350
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 0.60%
     106,500  BUCKEYE TECHNOLOGIES INCORPORATED+                                                                            872,235
      26,190  CHESAPEAKE CORPORATION+                                                                                        17,547
       8,800  SONOCO PRODUCTS COMPANY                                                                                       261,184
      39,800  STANDARD REGISTER COMPANY                                                                                     392,030
                                                                                                                          1,542,996
                                                                                                                     --------------
PERSONAL SERVICES: 0.11%
      10,600  REGIS CORPORATION                                                                                             291,500
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 229


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.33%
      30,100  DELEK US HOLDINGS INCORPORATED                                                                         $      279,027
      50,075  INTEROIL CORPORATION+                                                                                       1,377,063
      48,200  WD-40 COMPANY                                                                                               1,731,826
                                                                                                                          3,387,916
                                                                                                                     --------------
PIPELINES: 0.17%
      11,200  ENBRIDGE ENERGY PARTNERS LP                                                                                   445,536
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 0.07%
       5,400  BELDEN CDT INCORPORATED                                                                                       171,666
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.54%
      16,900  AMERICAN GREETINGS CORPORATION CLASS A                                                                        258,401
      37,700  ENNIS INCORPORATED                                                                                            582,842
      64,460  JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                                   314,565
      22,460  MCCLATCHY COMPANY CLASS A                                                                                      98,824
      11,200  MULTI-COLOR CORPORATION                                                                                       267,568
     458,200  PLAYBOY ENTERPRISES INCORPORATED CLASS B+                                                                   1,805,308
      79,000  PRESSTEK INCORPORATED+                                                                                        445,560
      79,365  R.H. DONNELLEY CORPORATION                                                                                    157,936
                                                                                                                          3,931,004
                                                                                                                     --------------
REAL ESTATE: 0.35%
      26,135  HATTERAS FINANCIAL CORPORATION                                                                                606,332
      28,000  THOMAS PROPERTIES GROUP INCORPORATED                                                                          282,800
                                                                                                                            889,132
                                                                                                                     --------------
REAL ESTATE INVESTMENT TRUST (REIT): 0.35%
      51,100  LEXINGTON CORPORATE PROPERTIES TRUST                                                                          879,942
                                                                                                                     --------------
RESTAURANTS: 0.10%
      26,300  MCCORMICK & SCHMICK'S SEAFOOD INCORPORATED+                                                                   256,162
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.44%
     147,883  INTERTAPE POLYMER GROUP INCORPORATED+                                                                         403,721
       4,521  JARDEN CORPORATION+                                                                                           106,017
      28,300  SEALED AIR CORPORATION                                                                                        622,317

                                                                                                                          1,132,055
                                                                                                                     --------------
SOFTWARE: 0.05%
      10,000  EPIQ SYSTEMS INCORPORATED+                                                                                    136,000
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.60%
      91,425  GENTEX CORPORATION                                                                                          1,307,378
      48,800  US CONCRETE INCORPORATED+                                                                                     218,136
                                                                                                                          1,525,514
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.41%
      69,075  AIRTRAN HOLDINGS INCORPORATED+                                                                                167,852
      33,365  JETBLUE AIRWAYS CORPORATION+                                                                                  165,157
       5,966  PHI INCORPORATED+                                                                                             209,407
      13,885  PHI INCORPORATED (NON-VOTING)+                                                                                512,773
                                                                                                                          1,055,189
                                                                                                                     --------------

                   230 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
TRANSPORTATION EQUIPMENT: 0.81%
      21,000  ARCTIC CAT INCORPORATED                                                                                $      192,150
      28,700  ATC TECHNOLOGY CORPORATION+                                                                                   681,338
      38,897  EXIDE TECHNOLOGIES+                                                                                           287,060
     182,505  FLEETWOOD ENTERPRISES INCORPORATED+                                                                           186,155
      47,065  HI SHEAR TECHNOLOGY CORPORATION                                                                               447,118
       5,400  WABTEC CORPORATION                                                                                            276,642
                                                                                                                          2,070,463
                                                                                                                     --------------
TRANSPORTATION SERVICES: 0.56%
      25,600  DYNAMEX INCORPORATED+                                                                                         728,576
       8,500  GATX CORPORATION                                                                                              336,345
      21,600  PACER INTERNATIONAL INCORPORATED                                                                              355,752
                                                                                                                          1,420,673
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.26%
     114,400  KENNETH COLE PRODUCTIONS INCORPORATED CLASS A                                                               1,681,680
      31,800  SCHOOL SPECIALTY INCORPORATED+                                                                                991,842
      92,200  SOURCE INTERLINK COMPANIES INCORPORATED+                                                                       95,888
       9,200  UNITED STATIONERS INCORPORATED+                                                                               440,036
                                                                                                                          3,209,446
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 1.43%
       5,300  BARNES GROUP INCORPORATED                                                                                     107,166
      10,800  INTERLINE BRANDS INCORPORATED+                                                                                175,068
      48,400  KAMAN CORPORATION CLASS A                                                                                   1,378,432
      14,900  LKQ CORPORATION+                                                                                              252,853
      97,900  NAVARRE CORPORATION+                                                                                          141,955
       7,400  OWENS & MINOR INCORPORATED                                                                                    358,900
      62,148  PATRICK INDUSTRIES INCORPORATED+                                                                              338,085
      73,400  POMEROY IT SOLUTIONS INCORPORATED+                                                                            331,034
      50,000  WILLIS LEASE FINANCE CORPORATION+                                                                             558,495
                                                                                                                          3,641,988
                                                                                                                     --------------

TOTAL COMMON STOCKS (COST $293,434,273)                                                                                 248,354,179
                                                                                                                     --------------
PREFERRED STOCKS: 0.13%
      14,000  ANWORTH MORTGAGE PREFERRED                                                                                    231,000
       5,255  SVB CAPITAL II PREFERRED                                                                                      104,575
TOTAL PREFERRED STOCKS (COST $433,183)                                                                                      335,575
                                                                                                                     --------------

                   Wells Fargo Advantage Master Portfolios 231


Portfolio of Investments--September 30, 2008

STRATEGIC SMALL CAP VALUE PORTFOLIO

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 3.78%
   9,665,690  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           $    9,665,690
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $9,665,690)                                                                            9,665,690
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES (COST $303,533,146)*   101.17%                                                       $  258,355,444
OTHER ASSETS AND LIABILITIES, NET                       (1.17)                                                           (3,000,209)
                                                       ------                                                        --------------
TOTAL NET ASSETS                                       100.00%                                                       $  255,355,235
                                                       ------                                                        --------------

----------
+    Non-income earning securities.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $9,665,690.

* Cost for federal income tax purposes is $305,427,189 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 30,068,459
Gross unrealized depreciation                 (77,140,204)
                                             ------------
Net unrealized appreciation (depreciation)   $(47,071,745)

The accompanying notes are an integral part of these financial statements.

                   232 Wells Fargo Advantage Master Portfolios


                        Statements of Assets and Liabilities--September 30, 2008

                                                                            C&B Large     Disciplined
                                                                            Cap Value       Growth
                                                                            Portfolio      Portfolio
                                                                          ------------   ------------
ASSETS
   Investments
      In securities, at market value (including securities on loan) ...   $656,572,140   $105,676,950
      Collateral received for securities loaned (Note 2) ..............     34,038,697      8,123,192
      Investments in affiliates .......................................     28,412,552      3,473,513
                                                                          ------------   ------------
   Total investments at market value (see cost below) .................    719,023,389    117,273,655
                                                                          ------------   ------------
   Foreign currency, at value .........................................              0              0
   Variation margin receivable on futures contracts ...................              0              0
   Receivable for investments sold ....................................        321,000              0
   Receivables for dividends and interest .............................      1,783,826         51,019
   Receivable from securities lending agent ...........................              0              0
   Prepaid expenses and other assets ..................................              0              0
                                                                          ------------   ------------
Total assets ..........................................................    721,128,215    117,324,674
                                                                          ------------   ------------
LIABILITIES
   Foreign taxes payable ..............................................              0              0
   Payable for investments purchased ..................................      8,634,272        198,073
   Unrealized depreciation on forward foreign currency contracts ......              0              0
   Payable upon receipt of securities loaned (Note 2) .................     34,893,142      8,327,102
   Payable to investment advisor and affiliates (Note 3) ..............        350,255         65,875
   Payable to securities lending agent ................................        799,506         90,380
   Accrued expenses and other liabilities .............................          5,226         21,879
                                                                          ------------   ------------
Total liabilities .....................................................     44,682,401      8,703,309
                                                                          ------------   ------------
TOTAL NET ASSETS ......................................................   $676,445,814   $108,621,365
                                                                          ============   ============
Investments at cost ...................................................   $800,484,058   $118,883,767
                                                                          ------------   ------------
Foreign currencies at cost ............................................   $          0   $          0
                                                                          ------------   ------------
Securities on loan, at market value (Note 2) ..........................   $ 35,374,575   $  8,144,205
                                                                          ------------   ------------

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 233


Statements of Assets and Liabilities--September 30, 2008

   Emerging       Equity         Equity                       International   International
    Growth        Income          Value           Index           Core           Growth
  Portfolio      Portfolio      Portfolio       Portfolio       Portfolio       Portfolio
------------   ------------   ------------   --------------   -------------   -------------


$ 96,998,709   $354,015,209   $606,372,734   $2,208,909,166    $ 81,476,422   $123,291,935
  31,427,133     18,296,784     77,812,092      328,610,606         671,768      2,630,181
   3,085,099      6,784,659      8,271,768       36,658,404       3,699,427      8,876,994
------------   ------------   ------------   --------------    ------------   ------------
 131,510,941    379,096,652    692,456,594    2,574,178,176      85,847,617    134,799,110
------------   ------------   ------------   --------------    ------------   ------------
           0              0              0                0               0            100
           0              0              0          401,600               0              0
   2,731,738              0      9,079,693          423,972          64,564      1,204,197
      14,839        400,834        476,046        3,348,450         374,534        482,597
           0              0        515,705          510,051               0              0
           0              0              0                0          14,364              0
------------   ------------   ------------   --------------    ------------   ------------
 134,257,518    379,497,486    702,528,038    2,578,862,249      86,301,079    136,486,004
------------   ------------   ------------   --------------    ------------   ------------

           0              0              0                0          11,974              0
   2,692,780      1,992,088     11,736,679        4,179,239               0      2,354,453
           0              0              0                0               0          1,821
  32,216,022     18,756,073     79,765,343      336,859,441         671,768      2,630,181
      71,704        184,197        360,346          170,341          72,588        127,096
      31,561        482,489              0                0               0              0
      28,101         30,713         18,651           44,701           8,577          2,442
------------   ------------   ------------   --------------    ------------   ------------
  35,040,168     21,445,560     91,881,019      341,253,722         764,907      5,115,993
------------   ------------   ------------   --------------    ------------   ------------
$ 99,217,350   $358,051,926   $610,647,019   $2,237,608,527    $ 85,536,172   $131,370,011
============   ============   ============   ==============    ============   ============
$133,925,933   $339,762,856   $756,154,141   $2,440,953,548    $101,822,019   $165,027,305
------------   ------------   ------------   --------------    ------------   ------------
$          0   $          0   $          0   $            0    $          0   $        101
------------   ------------   ------------   --------------    ------------   ------------
$ 32,089,713   $ 20,316,478   $ 81,650,834   $  345,468,902    $    578,651   $  2,389,568
------------   ------------   ------------   --------------    ------------   ------------

                   234 Wells Fargo Advantage Master Portfolios


                        Statements of Assets and Liabilities--September 30, 2008

                                                                          International   International
                                                                              Index            Value
                                                                            Portfolio       Portfolio
                                                                          -------------   -------------
ASSETS
   Investments
      In securities, at market value (including securities on loan) ...    $84,063,975     $285,430,338
      Collateral received for securities loaned (Note 2) ..............      1,602,052       13,647,927
      Investments in affiliates .......................................        345,298       17,359,667
                                                                           -----------     ------------
   Total investments at market value (see cost below) .................     86,011,325      316,437,932
                                                                           -----------     ------------
   Foreign currency, at value .........................................      1,152,787        8,109,222
   Variation margin receivable on futures contracts ...................        158,964                0
   Receivable for investments sold ....................................        439,093           36,256
   Receivable from securities lending agent ...........................              0                0
   Receivables for dividends and interest .............................        405,832        2,247,524
                                                                           -----------     ------------
Total assets ..........................................................     88,168,001      326,830,934
                                                                           -----------     ------------
LIABILITIES
   Foreign taxes payable ..............................................              0                0
   Payable for investments purchased ..................................         16,405          370,723
   Unrealized depreciation on forward foreign currency contracts ......         46,402            1,446
   Payable upon receipt of securities loaned (Note 2) .................      1,602,052       13,647,927
   Payable to investment advisor and affiliates (Note 3) ..............         29,457          300,683
   Payable to securities lending agent ................................              0                0
   Accrued expenses and other liabilities .............................         67,976           49,130
                                                                           -----------     ------------
Total liabilities .....................................................      1,762,292       14,369,909
                                                                           -----------     ------------
TOTAL NET ASSETS ......................................................    $86,405,709     $312,461,025
                                                                           ===========     ============
Investments at cost ...................................................    $83,713,726     $409,835,019
                                                                           -----------     ------------
Foreign currencies at cost ............................................    $ 1,171,081     $  8,235,382
                                                                           -----------     ------------
Securities on loan, at market value (Note 2) ..........................    $ 1,490,547     $ 12,670,437
                                                                           -----------     ------------

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 235


Statements of Assets and Liabilities--September 30, 2008

  Large Cap     Large Company     Small Cap    Small Company   Small Company      Strategic
Appreciation       Growth           Index         Growth           Value          Small Cap
  Portfolio       Portfolio       Portfolio      Portfolio       Portfolio     Value Portfolio
------------   --------------   ------------   -------------   -------------   ---------------


$141,407,694   $1,362,839,825   $282,182,847    $466,614,704    $429,288,095     $248,689,754
  14,666,896      166,970,537     65,360,988     115,536,741      60,118,538                0
   5,087,712       16,109,282        853,499      17,805,047      13,382,542        9,665,690
------------   --------------   ------------    ------------    ------------     ------------
 161,162,302    1,545,919,644    348,397,334     599,956,492     502,789,175      258,355,444
------------   --------------   ------------    ------------    ------------     ------------
           0                0              0               0               0                0
           0                0         99,050               0               0                0
   1,344,653                0      2,200,768       3,039,645       1,747,150          344,803
      82,814                0              0         778,420         174,415                0
     107,734          583,730        319,338          43,763         839,148          360,046
------------   --------------   ------------    ------------    ------------     ------------
 162,697,503    1,546,503,374    351,016,490     603,818,320     505,549,888      259,060,293
------------   --------------   ------------    ------------    ------------     ------------

         423                0              0               0               0            1,339
   1,854,674                0        877,834       3,703,935       3,623,128        3,594,413
           0                0              0               0               0                0
  15,035,067      171,161,858     67,001,690     118,436,963      61,627,643                0
      90,782          713,534         50,034         349,049         322,359          101,579
           0          776,293        563,653               0               0                0
      16,379           54,082         12,759          23,589          13,560            7,727
------------   --------------   ------------    ------------    ------------     ------------
  16,997,325      172,705,767     68,505,970     122,513,536      65,586,690        3,705,058
------------   --------------   ------------    ------------    ------------     ------------
$145,700,178   $1,373,797,607   $282,510,520    $481,304,784    $439,963,198     $255,355,235
============   ==============   ============    ============    ============     ============
$177,311,280   $1,478,116,069   $360,830,603    $611,359,267    $582,913,875     $303,533,146
------------   --------------   ------------    ------------    ------------     ------------
$          0   $            0   $          0    $          0    $          0     $          0
------------   --------------   ------------    ------------    ------------     ------------
$ 15,114,109   $  175,141,246   $ 65,938,273    $117,336,643    $ 61,181,889     $          0
------------   --------------   ------------    ------------    ------------     ------------

                   236 Wells Fargo Advantage Master Portfolios


                 Statements of Operations--For the Year Ended September 30, 2008

                                                                                C&B Large      Disciplined
                                                                                Cap Value        Growth
                                                                                Portfolio       Portfolio
                                                                              -------------   ------------
    INVESTMENT INCOME
       Dividends(1) .......................................................   $  20,778,238   $    988,878
       Interest ...........................................................             316          1,398
       Income from affiliated securities ..................................         832,134        154,335
       Securities lending income, net .....................................         328,434         29,914
                                                                              -------------   ------------
    Total investment income ...............................................      21,939,122      1,174,525
                                                                              -------------   ------------
    EXPENSES
       Advisory fees ......................................................       6,394,414      1,023,605
       Custody fees .......................................................         183,909         28,434
       Accounting fees ....................................................               0              0
       Professional fees ..................................................          16,436         20,363
       Shareholder reports ................................................          10,200          3,086
       Trustees' fees .....................................................           8,646          8,646
       Other fees and expenses ............................................          20,818          6,236
                                                                              -------------   ------------
    Total expenses ........................................................       6,634,423      1,090,370
                                                                              -------------   ------------
    LESS
       Waived fees and reimbursed expenses (Note 3) .......................        (377,147)       (14,650)
       Net expenses .......................................................       6,257,276      1,075,720
                                                                              -------------   ------------
Net investment income (loss) ..............................................      15,681,846         98,805
                                                                              -------------   ------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    NET REALIZED GAIN (LOSS) FROM
       Securities, foreign currencies and foreign currency translation ....     (35,367,536)     4,180,970
       Securities lending .................................................        (790,693)      (153,760)
       Futures transactions ...............................................               0              0
       Affiliated securities ..............................................               0              0
                                                                              -------------   ------------
    Net realized gain and loss from investments ...........................     (36,158,229)     4,027,210
                                                                              -------------   ------------
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
       Securities, foreign currencies and foreign currency translation ....    (190,956,930)   (42,079,017)
       Securities lending .................................................        (863,258)      (140,530)
       Forward foreign currency contracts .................................               0              0
       Futures transactions ...............................................               0              0
                                                                              -------------   ------------
    Net change in unrealized appreciation (depreciation) of investments ...    (191,820,188)   (42,219,547)
                                                                              -------------   ------------
    Net realized and unrealized gain (loss) on investments ................    (227,978,417)   (38,192,337)
                                                                              -------------   ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......   $(212,296,571)  $(38,093,532)
                                                                              =============   ============
(1) Net of foreign withholding taxes of ...................................   $      73,551   $          0

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 237


Statements of Operations--For the Year Ended September 30, 2008

   Emerging         Equity          Equity                         International   International
    Growth          Income           Value            Index            Core           Growth
  Portfolio        Portfolio       Portfolio        Portfolio        Portfolio       Portfolio
------------    -------------    -------------    -------------    -------------   -------------

$    131,100    $  12,897,896    $  14,441,835    $  51,821,004    $  3,142,396    $  4,810,505
           0            3,070            1,808           36,607               0             247
     114,613           99,505          643,913        1,423,075          48,691         230,673
     196,170          171,231          162,645          884,996          25,765         231,590
------------    -------------    -------------    -------------    ------------    ------------
     441,883       13,171,702       15,250,201       54,165,682       3,216,852       5,273,015
------------    -------------    -------------    -------------    ------------    ------------

     884,683        3,451,139        4,516,035        2,114,085       1,121,965       2,255,673
      20,480           96,211          127,997          497,089         118,102         237,439
           0                0                0                0             264           7,387
      26,198           24,124           19,593           27,082          60,014          30,587
      10,561            3,500            3,900           23,881           1,691           1,757
       8,646            8,646            8,646            8,646           8,646           8,646
       3,391            2,240            2,006           52,309          40,654          24,229
------------    -------------    -------------    -------------    ------------    ------------
     953,959        3,585,860        4,678,177        2,723,092       1,351,336       2,565,718
------------    -------------    -------------    -------------    ------------    ------------

     (15,144)        (821,797)        (188,193)         (17,780)        (26,513)        (78,855)
     938,815        2,764,063        4,489,984        2,705,312       1,324,823       2,486,863
------------    -------------    -------------    -------------    ------------    ------------
    (496,932)      10,407,639       10,760,217       51,460,370       1,892,029       2,786,152
------------    -------------    -------------    -------------    ------------    ------------


 (17,712,627)      15,451,096      (62,051,321)      83,050,873       9,186,889      23,560,876
    (453,847)        (432,120)        (796,555)      (3,602,054)              0               0
           0                0                0       (4,260,266)              0               0
           0                0                0        1,348,644               0               0
------------    -------------    -------------    -------------    ------------    ------------
 (18,166,474)      15,018,976      (62,847,876)      76,537,197       9,186,889      23,560,876
------------    -------------    -------------    -------------    ------------    ------------

 (16,210,650)    (146,940,690)    (143,548,406)    (632,095,020)    (50,504,489)    (91,452,506)
    (366,603)        (509,658)        (640,991)      (4,136,730)              0               0
           0                0                0                0           2,864         (19,118)
           0                0                0         (825,628)              0               0
------------    -------------    -------------    -------------    ------------    ------------
 (16,577,253)    (147,450,348)    (144,189,397)    (637,057,378)    (50,501,625)    (91,471,624)
------------    -------------    -------------    -------------    ------------    ------------
 (34,743,727)    (132,431,372)    (207,037,273)    (560,520,181)    (41,314,736)    (67,910,748)
------------    -------------    -------------    -------------    ------------    ------------
$(35,240,659)   $(122,023,733)   $(196,277,056)   $(509,059,811)   $(39,422,707)   $(65,124,596)
============    =============    =============    =============    ============    ============
$          0    $      20,518    $      34,987    $           0    $    421,380    $    668,895

                   238 Wells Fargo Advantage Master Portfolios


                 Statements of Operations--For the Year Ended September 30, 2008

                                                                              International   International
                                                                                  Index           Value
                                                                                Portfolio       Portfolio
                                                                              -------------   -------------
    INVESTMENT INCOME
       Dividends(1) .......................................................    $  3,783,913   $  17,948,688
       Interest ...........................................................          16,929          48,430
       Income from affiliated securities ..................................          31,209         385,829
       Securities lending income, net .....................................         109,871         562,563
                                                                               ------------   -------------
    Total investment income ...............................................       3,941,922      18,945,510
                                                                               ------------   -------------
    EXPENSES
       Advisory fees ......................................................         414,074       3,834,517
       Custody fees .......................................................         118,307         403,633
       Accounting fees ....................................................           4,185          15,400
       Professional fees ..................................................          24,838          24,126
       Shareholder reports ................................................           1,652             628
       Trustees' fees .....................................................           8,646           8,646
       Other fees and expenses ............................................          30,229          25,815
                                                                               ------------   -------------
    Total expenses ........................................................         601,931       4,312,765
                                                                               ------------   -------------
    LESS
       Waived fees and reimbursed expenses (Note 3) .......................         (14,216)       (218,326)
       Net expenses .......................................................         587,715       4,094,439
                                                                               ------------   -------------
    Net investment income (loss) ..........................................       3,354,207      14,851,071
                                                                               ------------   -------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    NET REALIZED GAIN (LOSS) FROM
       Securities, foreign currencies and foreign currency translation ....      17,784,127      (2,062,179)
       Securities lending .................................................               0               0
       Forward Foreign Currency Contracts .................................         (18,251)              0
       Futures transactions ...............................................        (749,746)              0
                                                                               ------------   -------------
    Net realized gain and loss from investments ...........................      17,016,130      (2,062,179)
                                                                               ------------   -------------
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
       Securities, foreign currencies and foreign currency translation ....     (57,030,578)   (174,522,680)
       Securities lending .................................................               0               0
       Forward foreign currency contracts .................................         (53,357)         (1,534)
       Futures transactions ...............................................        (245,154)              0
                                                                               ------------   -------------
    Net change in unrealized appreciation (depreciation) of investments ...     (57,329,089)   (174,524,214)
                                                                               ------------   -------------
    Net realized and unrealized gain (loss) on investments ................     (40,312,959)   (176,586,393)
                                                                               ------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......    $(36,958,752)  $(161,735,322)
                                                                               ============   =============
(1) Net of foreign withholding taxes of ...................................    $    370,161   $   1,400,067

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 239


Statements of Operations--For the Year Ended September 30, 2008

 Large Cap     Large Company     Small Cap     Small Company   Small Company       Strategic
Appreciation      Growth           Index           Growth          Value           Small Cap
 Portfolio       Portfolio       Portfolio       Portfolio       Portfolio      Value Portfolio
------------   -------------   -------------   -------------   -------------    ---------------

$  1,651,577   $  22,175,514   $   4,171,938   $   1,219,924   $   6,857,939      $  4,575,480
           0             664          19,105               0               0               153
     123,002         905,951         194,150         670,801         372,829           330,509
      26,510         703,145         806,880         349,105         828,298                 0
------------   -------------   -------------   -------------   -------------      ------------
   1,801,089      23,785,274       5,192,073       2,239,830       8,059,066         4,906,142
------------   -------------   -------------   -------------   -------------      ------------

   1,144,851      13,637,585         673,721       5,333,627       3,649,032         2,631,132
      32,710         415,090          67,372         123,716          84,099            60,546
           0               0               0               0               0                 0
      18,776          28,392          22,293          21,551          18,733            31,390
         775           8,478           3,905           1,428           3,906             3,761
       8,646           8,646           8,646           8,646           8,646             8,646
       3,816          32,868           2,924          11,701           4,218             7,392
------------   -------------   -------------   -------------   -------------      ------------
   1,209,574      14,131,059         778,861       5,500,669       3,768,634         2,742,867
------------   -------------   -------------   -------------   -------------      ------------

     (77,147)       (264,250)       (160,083)         (9,264)        (13,035)         (244,481)
   1,132,427      13,866,809         618,778       5,491,405       3,755,599         2,498,386
------------   -------------   -------------   -------------   -------------      ------------
     668,662       9,918,465       4,573,295      (3,251,575)      4,303,467         2,407,756
------------   -------------   -------------   -------------   -------------      ------------


  (1,924,725)    201,266,216      46,876,861    (113,960,919)    (43,549,080)      (13,730,330)
    (145,644)     (2,557,248)     (1,183,087)     (1,164,012)       (722,647)                0
           0               0               0               0               0                 0
           0               0        (572,738)              0               0                 0
------------   -------------   -------------   -------------   -------------      ------------
  (2,070,369)    198,708,968      45,121,036    (115,124,931)    (44,271,727)      (13,730,330)
------------   -------------   -------------   -------------   -------------      ------------

 (45,765,351)   (723,598,746)   (103,738,024)    (83,992,941)    (74,767,896)      (45,354,009)
    (139,713)     (2,410,366)     (1,021,268)       (957,790)       (612,043)                0
           0               0               0               0               0                 0
           0               0        (170,768)              0               0                 0
------------   -------------   -------------   -------------   -------------      ------------
 (45,905,064)   (726,009,112)   (104,930,060)    (84,950,731)    (75,379,939)      (45,354,009)
------------   -------------   -------------   -------------   -------------      ------------
 (47,975,433)   (527,300,144)    (59,809,024)   (200,075,662)   (119,651,666)      (59,084,339)
------------   -------------   -------------   -------------   -------------      ------------
$(47,306,771)  $(517,381,679)  $ (55,235,729)  $(203,327,237)  $(115,348,199)     $(56,676,583)
============   =============   =============   =============   =============      ============
$          0   $     425,230   $       1,473   $      12,624   $           0      $     18,704

                   240 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                        C&B LARGE CAP VALUE PORTFOLIO
                                                                                   ---------------------------------------
                                                                                         For the             For the
                                                                                       Year Ended           Year Ended
                                                                                   September 30, 2008   September 30, 2007
                                                                                   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ........................................................     $1,241,289,608       $  841,546,045
OPERATIONS
   Net investment income (loss) ................................................         15,681,846           16,064,930
   Net realized gain (loss) on investments .....................................        (36,158,229)          56,127,455
   Net change in unrealized appreciation (depreciation) of investments .........       (191,820,188)          43,387,252
                                                                                     --------------       --------------
Net increase (decrease) in net assets resulting from operations ................       (212,296,571)         115,579,637
                                                                                     --------------       --------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ...............................................................         98,602,518          483,212,085
   Withdrawals .................................................................       (451,149,741)        (199,048,159)
                                                                                     --------------       --------------
Net increase (decrease) from transactions in investors' beneficial interests ...       (352,547,223)         284,163,926
                                                                                     --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................       (564,843,794)         399,743,563
                                                                                     ==============       ==============
ENDING NET ASSETS ..............................................................     $  676,445,814       $1,241,289,608
                                                                                     ==============       ==============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 241


Statements of Changes in Net Assets

      DISCIPLINED GROWTH PORTFOLIO                EMERGING GROWTH PORTFOLIO                 EQUITY INCOME PORTFOLIO
---------------------------------------   ---------------------------------------   ---------------------------------------
      For the             For the               For the              For the              For the              For the
    Year Ended           Year Ended           Year Ended          Period Ended          Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

   $ 183,601,568        $ 187,057,301        $ 86,519,880         $          0         $ 665,234,283       $1,015,722,285

          98,805              185,231            (496,932)            (191,853)           10,407,639           16,078,785
       4,027,210           20,448,384         (18,166,474)             377,651            15,018,976          188,810,247
     (42,219,547)          15,231,365         (16,577,253)          14,162,261          (147,450,348)         (73,139,434)
   -------------        -------------        ------------         ------------         -------------       --------------
     (38,093,532)          35,864,980         (35,240,659)          14,348,059          (122,023,733)         131,749,598
   -------------        -------------        ------------         ------------         -------------       --------------


      14,240,316            4,065,448          80,290,432           88,757,743            20,691,701           16,754,808
     (51,126,987)         (43,386,161)        (32,352,303)         (16,585,922)         (205,850,325)        (498,992,408)
   -------------        -------------        ------------         ------------         -------------       --------------
     (36,886,671)         (39,320,713)         47,938,129           72,171,821          (185,158,624)        (482,237,600)
   -------------        -------------        ------------         ------------         -------------       --------------
     (74,980,203)          (3,455,733)         12,697,470           86,519,880          (307,182,357)        (350,488,002)
   =============        =============        ============         ============         =============       =============
   $ 108,621,365        $ 183,601,568        $ 99,217,350         $ 86,519,880         $ 358,051,926       $  665,234,283
   =============        =============        ============         ============         =============       =============

                   242 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                            EQUITY VALUE PORTFOLIO
                                                                                   ---------------------------------------
                                                                                         For the              For the
                                                                                       Year Ended           Year Ended
                                                                                   September 30, 2008   September 30, 2007
                                                                                   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ........................................................      $ 639,562,611         $490,515,385
OPERATIONS
   Net investment income (loss) ................................................         10,760,217            7,512,769
   Net realized gain (loss) on investments .....................................        (62,847,876)          65,605,985
   Net change in unrealized appreciation (depreciation) of investments .........       (144,189,397)          30,705,045
                                                                                      -------------         ------------
Net increase (decrease) in net assets resulting from operations ................       (196,277,056)         103,823,799
                                                                                      -------------         ------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ...............................................................        292,223,804          125,489,688
   Withdrawals .................................................................       (124,862,340)         (80,266,261)
                                                                                      -------------         ------------
Net increase (decrease) from transactions in investors' beneficial interests ...        167,361,464           45,223,427
                                                                                      -------------         ------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................        (28,915,592)         149,047,226
                                                                                      =============         ============
ENDING NET ASSETS ..............................................................      $ 610,647,019         $639,562,611
                                                                                      =============         ============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 243


Statements of Changes in Net Assets

            INDEX PORTFOLIO                    INTERNATIONAL CORE PORTFOLIO             INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------   ---------------------------------------   ---------------------------------------
     For the               For the              For the             For the               For the             For the
    Year Ended           Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

  $2,814,355,166       $2,548,093,616        $159,894,926         $161,638,942         $ 300,626,325        $ 301,162,819

      51,460,370           51,519,728           1,892,029            2,056,363             2,786,152            3,331,475
      76,537,197          117,184,727           9,186,889           27,306,462            23,560,876           56,226,589
    (637,057,378)         245,109,179         (50,501,625)           5,567,904           (91,471,624)          15,364,318
  --------------       --------------        ------------         ------------         -------------        -------------
    (509,059,811)         413,813,634         (39,422,707)          34,930,729           (65,124,596)          74,922,382
  --------------       --------------        ------------         ------------         -------------        -------------


     283,521,466          226,915,817          16,890,599            5,766,735            30,221,875           57,271,305
    (351,208,294)        (374,467,901)        (51,826,646)         (42,441,480)         (134,353,593)        (132,730,181)
  --------------       --------------        ------------         ------------         -------------        -------------
     (67,686,828)        (147,552,084)        (34,936,047)         (36,674,745)         (104,131,718)         (75,458,876)
  --------------       --------------        ------------         ------------         -------------        -------------
    (576,746,639)         266,261,550         (74,358,754)          (1,744,016)         (169,256,314)            (536,494)
  ==============       ==============        ============         ============         =============        =============
  $2,237,608,527       $2,814,355,166        $ 85,536,172         $159,894,926         $ 131,370,011        $ 300,626,325
  ==============       ==============        ============         ============         =============        =============

                   244 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                         INTERNATIONAL INDEX PORTFOLIO
                                                                                   ---------------------------------------
                                                                                         For the              For the
                                                                                       Year Ended           Year Ended
                                                                                   September 30, 2008   September 30, 2007
                                                                                   ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ........................................................      $ 160,036,146       $ 161,960,014
OPERATIONS
   Net investment income (loss) ................................................          3,354,207           3,481,241
   Net realized gain (loss) on investments .....................................         17,016,130          13,737,627
   Net change in unrealized appreciation (depreciation) of investments .........        (57,329,089)         18,734,077
                                                                                      -------------       -------------
Net increase (decrease) in net assets resulting from operations ................        (36,958,752)         35,952,945
                                                                                      -------------       -------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ...............................................................         15,602,378           4,852,777
   Withdrawals .................................................................        (52,274,063)        (42,729,590)
                                                                                      -------------       -------------
Net increase (decrease) from transactions in investors' beneficial interests ...        (36,671,685)        (37,876,813)
                                                                                      -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................        (73,630,437)         (1,923,868)
                                                                                      =============       =============
ENDING NET ASSETS ..............................................................      $  86,405,709       $ 160,036,146
                                                                                      =============       =============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 245


Statements of Changes in Net Assets

      INTERNATIONAL VALUE PORTFOLIO            LARGE CAP APPRECIATION PORTFOLIO           LARGE COMPANY GROWTH PORTFOLIO
---------------------------------------   ---------------------------------------   ---------------------------------------
      For the              For the              For the              For the              For the              For the
    Year Ended           Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007
------------------   ------------------   ------------------   ------------------   ------------------   ------------------

   $ 447,175,488         $303,207,650        $179,028,956         $170,740,349       $ 2,759,101,141       $3,092,485,051

      14,851,071            9,296,214             668,662              967,108             9,918,465           13,363,990
      (2,062,179)          23,855,136          (2,070,369)          14,007,484           198,708,968          260,107,600
    (174,524,214)          35,415,227         (45,905,064)          19,094,005          (726,009,112)         206,232,842
   -------------         ------------        ------------         ------------       ---------------       --------------
    (161,735,322)          68,566,577         (47,306,771)          34,068,597          (517,381,679)         479,704,432
   -------------         ------------        ------------         ------------       ---------------       --------------


      97,350,699          121,299,047          48,967,685           16,092,463            74,224,168           90,833,168
     (70,329,840)         (45,897,786)        (34,989,692)         (41,872,453)         (942,146,023)        (903,921,510)
   -------------         ------------        ------------         ------------       ---------------       --------------
      27,020,859           75,401,261          13,977,993          (25,779,990)         (867,921,855)        (813,088,342)
   -------------         ------------        ------------         ------------       ---------------       --------------
    (134,714,463)         143,967,838         (33,328,778)           8,288,607        (1,385,303,534)        (333,383,910)
   =============         ============        ============         ============       ===============       ==============
   $ 312,461,025         $447,175,488        $145,700,178         $179,028,956       $ 1,373,797,607       $2,759,101,141
   =============         ============        ============         ============       ===============       ==============

                   246 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                           SMALL CAP INDEX PORTFOLIO
                                                                                    ---------------------------------------
                                                                                           For the             For the
                                                                                         Year Ended          Year Ended
                                                                                    September 30, 2008   September 30, 2007
                                                                                    ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ........................................................       $ 415,372,828       $ 396,054,239
OPERATIONS
   Net investment income (loss) ................................................           4,573,295           4,748,319
   Net realized gain (loss) on investments .....................................          45,121,036          52,487,191
   Net change in unrealized appreciation (depreciation) of investments .........        (104,930,060)            527,499
                                                                                       -------------       -------------
Net increase (decrease) in net assets resulting from operations ................         (55,235,729)         57,763,009
                                                                                       -------------       -------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ...............................................................          20,072,159          51,981,926
   Withdrawals .................................................................         (97,698,738)        (90,426,346)
                                                                                       -------------       -------------
Net increase (decrease) from transactions in investors' beneficial interests ...         (77,626,579)        (38,444,420)
                                                                                       -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................        (132,862,308)         19,318,589
                                                                                       =============       =============
ENDING NET ASSETS ..............................................................       $ 282,510,520       $ 415,372,828
                                                                                       =============       =============

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 247


Statements of Changes in Net Assets

     SMALL COMPANY GROWTH PORTFOLIO            SMALL COMPANY VALUE PORTFOLIO           STRATEGIC SMALL CAP VALUE PORTFOLIO
---------------------------------------   ---------------------------------------   -----------------------------------------
      For the             For the               For the             For the                For the               For the
    Year Ended           Year Ended           Year Ended           Year Ended            Year Ended            Year Ended
September 30, 2008   September 30, 2007   September 30, 2008   September 30, 2007    September 30, 2008    September 30, 2007
------------------   ------------------   ------------------   -----------------    -------------------    ------------------


   $ 833,747,672       $ 927,550,765         $ 513,730,741        $456,421,037         $ 371,760,563          $359,375,258

      (3,251,575)         (4,245,817)            4,303,467           2,716,459             2,407,756             1,156,324
    (115,124,931)        119,507,224           (44,271,727)         60,770,961           (13,730,330)           28,258,077
     (84,950,731)         33,980,926           (75,379,939)        (34,673,152)          (45,354,009)            1,189,101
   -------------       -------------         -------------        ------------         -------------          ------------
    (203,327,237)        149,242,333          (115,348,199)         28,814,268           (56,676,583)           30,603,502
   -------------       -------------         -------------        ------------         -------------          ------------


      38,634,147          59,572,668           168,578,933         106,270,058            22,945,270            56,302,978
    (187,749,798)       (302,618,094)         (126,998,277)        (77,774,622)          (82,674,015)          (74,521,175)
   -------------       -------------         -------------        ------------         -------------          ------------
    (149,115,651)       (243,045,426)           41,580,656          28,495,436           (59,728,745)          (18,218,197)
   -------------       -------------         -------------        ------------         -------------          ------------
    (352,442,888)        (93,803,093)          (73,767,543)         57,309,704          (116,405,328)           12,385,305
   =============       =============         =============        ============         =============          ============
   $ 481,304,784       $ 833,747,672         $ 439,963,198        $513,730,741         $ 255,355,235          $371,760,563
   =============       =============         =============        ============         =============          ============

                  248 Wells Fargo Advantage Master Portfolios


                                                            Financial Highlights

                                                  Ratio to Average Net Assets (Annualized)(1)
                                                 ---------------------------------------------             Portfolio
                                                 Net Investment    Gross    Expenses     Net      Total     Turnover
                                                  Income (Loss)  Expenses    Waived   Expenses  Return(2)    Rate
                                                 --------------  --------  ---------  --------  ---------  ---------
C&B LARGE CAP VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 .........       1.71%        0.73%   (0.05)%      0.68%    (20.18)%     21%
October 1, 2006 to September 30, 2007 .........       1.48%        0.74%   (0.06)%      0.68%     11.88%      24%
October 1, 2005 to September 30, 2006 .........       1.77%        0.76%   (0.10)%      0.66%     15.30%      29%
December 6, 20043 to September 30, 2005 .......       0.98%        0.77%   (0.06)%      0.71%      1.51%      19%

DISCIPLINED GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 .........       0.07%        0.77%   (0.01)%      0.76%    (25.19)%    103%
October 1, 2006 to September 30, 2007 .........       0.10%        0.79%    0.00%(4)    0.79%     21.22%      68%
October 1, 2005 to September 30, 2006 .........       0.12%        0.79%   (0.01)%      0.78%      1.41%      90%
October 1, 2004 to September 30, 2005 .........       0.44%        0.79%   (0.01)%      0.78%     11.76%      45%
October 1, 2003 to September 30, 2004 .........       0.28%        0.80%   (0.26)%      0.54%      9.88%      87%

EMERGING GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 .........      (0.49)%       0.93%   (0.01)%      0.92%    (30.95)%    191%
January 31, 2007(30 to September 30, 2007 .....      (0.54)%       1.01%   (0.02)%      0.99%     24.40%     125%

EQUITY INCOME PORTFOLIO
October 1, 2007 to September 30, 2008 .........       2.16%        0.75%   (0.18)%      0.57%    (23.18)%      8%
October 1, 2006 to September 30, 2007 .........       1.91%        0.76%   (0.19)%      0.57%     15.91%      16%
October 1, 2005 to September 30, 2006 .........       1.84%        0.75%   (0.05)%      0.70%     11.21%       7%
October 1, 2004 to September 30, 2005 .........       2.04%        0.73%   (0.13)%      0.60%     13.30%      20%
October 1, 2003 to September 30, 2004 .........       1.86%        0.77%   (0.21)%      0.56%     17.04%      11%

EQUITY VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 .........       1.68%        0.74%   (0.04)%      0.70%    (27.44)%    152%
October 1, 2006 to September 30, 2007 .........       1.29%        0.77%   (0.08)%      0.69%     20.21%     108%
October 1, 2005 to September 30, 2006 .........       1.18%        0.78%   (0.01)%      0.77%     10.73%     107%
October 1, 2004 to September 30, 2005 .........       1.22%        0.78%   (0.02)%      0.76%     21.61%     145%
October 1, 2003 to September 30, 2004 .........       1.25%        0.80%   (0.18)%      0.62%     17.82%     122%

INDEX PORTFOLIO
October 1, 2007 to September 30, 2008 .........       2.07%        0.11%    0.00%(4)    0.11%    (22.28)%      5%
October 1, 2006 to September 30, 2007 .........       1.86%        0.11%   (0.01)%      0.10%     16.35%       8%
October 1, 2005 to September 30, 2006 .........       1.86%        0.11%    0.00%       0.11%     10.70%       9%
October 1, 2004 to September 30, 2005 .........       2.08%        0.12%   (0.08)%      0.04%     12.23%       8%
October 1, 2003 to September 30, 2004 .........       1.71%        0.17%   (0.14)%      0.03%     13.87%       2%

INTERNATIONAL CORE PORTFOLIO
October 1, 2007 to September 30, 2008 .........       1.60%        1.14%   (0.02)%      1.12%    (31.42)%     55%
October 1, 2006 to September 30, 2007 .........       1.27%        1.09%   (0.01)%      1.08%     23.70%      66%
October 1, 2005 to September 30, 2006 .........       1.99%        1.09%   (0.06)%      1.03%     14.58%      39%
October 1, 2004 to September 30, 2005 .........       1.51%        1.09%   (0.01)%      1.08%     18.69%     108%
October 1, 2003 to September 30, 2004 .........       0.86%        1.11%   (0.15)%      0.96%     13.84%      33%

INTERNATIONAL GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 .........       1.17%        1.08%   (0.03)%      1.05%    (28.68)%     57%
October 1, 2006 to September 30, 2007 .........       1.09%        1.06%   (0.03)%      1.03%     27.40%      73%
October 1, 2005 to September 30, 2006 .........       0.87%        1.07%   (0.09)%      0.98%     19.95%      62%
October 6, 2004(3) to September 30, 2005 ......       1.02%        1.08%   (0.02)%      1.06%     22.30%      67%

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
     3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)  Commencement of operations.

(4)  Amount calculated is less than .005%.

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 249


Financial Highlights

                                                  Ratio to Average Net Assets (Annualized)(1)
                                                 ---------------------------------------------            Portfolio
                                                 Net Investment    Gross    Expenses     Net      Total     Turnover
                                                  Income (Loss)  Expenses    Waived   Expenses  Return(2)    Rate
                                                 --------------  --------  ---------  --------  ---------  ---------
INTERNATIONAL INDEX PORTFOLIO
October 1, 2007 to September 30, 2008 .........       2.84%        0.51%   (0.01)%     0.50%    (29.67)%     14%
October 1, 2006 to September 30, 2007 .........       2.15%        0.49%    0.00%      0.49%     24.52%       3%
October 1, 2005 to September 30, 2006 .........       2.59%        0.49%   (0.12)%     0.37%     19.44%       7%
October 6, 2004(3) to September 30, 2005 ......       2.41%        0.49%   (0.03)%     0.46%     21.90%      21%

INTERNATIONAL VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 .........       3.68%        1.07%   (0.06)%     1.01%    (34.21)%     23%
October 1, 2006 to September 30, 2007 .........       2.47%        1.07%   (0.04)%     1.03%     21.91%      19%
October 1, 2005 to September 30, 2006 .........       2.34%        1.09%    0.00%      1.09%     19.32%      31%
October 1, 2004 to September 30, 2005 .........       2.21%        1.11%   (0.01)%     1.10%     25.92%      14%
October 31, 2003(3) to September 30, 2004 .....       2.61%        1.02%   (0.18)%     0.84%     20.00%      24%

LARGE CAP APPRECIATION PORTFOLIO
October 1, 2007 to September 30, 2008 .........       0.41%        0.74%   (0.05)%     0.69%    (25.49)%    151%
October 1, 2006 to September 30, 2007 .........       0.57%        0.74%   (0.05)%     0.69%     21.80%     145%
October 1, 2005 to September 30, 2006 .........       0.65%        0.75%   (0.03)%     0.72%      3.34%     155%
October 1, 2004 to September 30, 2005 .........       0.83%        0.74%    0.00%      0.74%     20.02%     133%
October 1, 2003 to September 30, 2004 .........       0.50%        0.76%   (0.14)%     0.62%     10.56%     149%

LARGE COMPANY GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 .........       0.48%        0.68%   (0.01)%     0.67%    (22.59)%      7%
October 1, 2006 to September 30, 2007 .........       0.46%        0.70%   (0.02)%     0.68%     17.80%      10%
October 1, 2005 to September 30, 2006 .........       0.14%        0.70%   (0.09)%     0.61%      1.41%       6%
October 1, 2004 to September 30, 2005 .........       0.69%        0.69%   (0.01)%     0.68%     11.03%      18%
October 1, 2003 to September 30, 2004 .........      (0.09)%       0.76%   (0.08)%     0.68%      2.96%      14%

SMALL CAP INDEX PORTFOLIO
October 1, 2007 to September 30, 2008 .........       1.36%        0.23%   (0.05)%     0.18%    (14.30)%     22%
October 1, 2006 to September 30, 2007 .........       1.10%        0.23%   (0.05)%     0.18%     14.78%      24%
October 1, 2005 to September 30, 2006 .........       0.95%        0.24%   (0.01)%     0.23%      6.89%      20%
October 1, 2004 to September 30, 2005 .........       1.00%        0.23%   (0.05)%     0.18%     21.03%      14%
October 1, 2003 to September 30, 2004 .........       0.93%        0.28%   (0.19)%     0.09%     23.97%      17%

SMALL COMPANY GROWTH PORTFOLIO
October 1, 2007 to September 30, 2008 .........      (0.53)%       0.89%    0.00%(4)   0.89%    (27.50)%    150%
October 1, 2006 to September 30, 2007 .........      (0.46)%       0.90%    0.00%      0.90%     17.74%     138%
October 1, 2005 to September 30, 2006 .........      (0.33)%       0.91%   (0.01)%     0.90%      7.02%     125%
October 1, 2004 to September 30, 2005 .........      (0.45)%       0.91%    0.00%      0.91%     16.51%     142%
October 1, 2003 to September 30, 2004 .........      (0.63)%       0.93%   (0.07)%     0.86%     12.70%     145%

SMALL COMPANY VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 .........       1.02%        0.90%   (0.01)%     0.89%   (22.01)%      82%
October 1, 2006 to September 30, 2007 .........       0.53%        0.93%   (0.01)%     0.92%      6.53%      69%
October 1, 2005 to September 30, 2006 .........       0.64%        0.92%   (0.13)%     0.79%      6.70%     114%
October 1, 2004 to September 30, 2005 .........       0.61%        0.92%   (0.10)%     0.82%     24.77%      70%
October 1, 2003 to September 30, 2004 .........       0.54%        0.93%   (0.13)%     0.80%     23.72%      64%

STRATEGIC SMALL CAP VALUE PORTFOLIO
October 1, 2007 to September 30, 2008 .........       0.80%        0.91%   (0.08)%     0.83%    (16.47)%     46%
October 1, 2006 to September 30, 2007 .........       0.30%        0.93%   (0.01)%     0.92%      8.65%      64%
January 31, 2006(3) to September 30, 2006 .....       0.75%        0.94%   (0.19)%     0.75%      0.60%      37%

                  250 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 23 separate investment portfolios. These financial statements are for 16 of those portfolios as follows: the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (each, a "Fund" and collectively, the "Funds").

Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

                   Wells Fargo Advantage Master Portfolios 251


Notes to Financial Statements

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of Septemer 30, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2005; May 31, 2006; May 31, 2007; May 31, 2008) are
subject to examination by the Internal Revenue Service and state departments of revenue.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

                   252 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

As of September 30, 2008, outstanding forward contracts were as follows:

                                 Currency                                 Currency    Net Unrealized
                               Amount to be     Type of     Settlement  Amount to be  Appreciation/
PORTFOLIO                        Received       Currency       Date       Delivered   (Depreciation)
-----------------------------  ------------  -------------  ----------  ------------  --------------
INTERNATIONAL INDEX PORTFOLIO      325,000   British Pound  12/29/2008     $601,608      $(22,184)
                                   400,000        Euro      12/29/2008      588,520       (23,504)
                                70,000,000    Japanese Yen  12/29/2008      667,843          (714)

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2008, the following Funds held open futures contracts:

                                                                             Notional   Net Unrealized
                                                                             Contract   Appreciation/
PORTFOLIO                      Contracts        Type       Expiration Date    Amount    (Depreciation)
-----------------------------  ---------  ---------------  ---------------  ----------  --------------
INDEX PORTFOLIO                 32 Long       S&P 500       December 2008   $9,621,700    $(269,700)
INTERNATIONAL INDEX PORTFOLIO   15 Long   DJ Eurostoxx 50   December 2008      668,444      (23,287)
                                 8 Long    FTSE 100 Index   December 2008      750,430      (41,306)
                                 7 Long        TOPIX        December 2008      785,369      (69,315)
SMALL CAP INDEX PORTFOLIO        7 Long     Russell 2000    December 2008    2,331,168       43,232

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of

                   Wells Fargo Advantage Master Portfolios 253


Notes to Financial Statements

a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the period from October 17, 2007 through the end of the fiscal year, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at September 30, 2008, are shown on the Statements of Assets and Liabilities.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of September 30, 2008, the following Funds owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

PORTFOLIO                         Defaulted SIVs ($Market Value)  % of Net Assets
--------------------------------  ------------------------------  ---------------
C&B LARGE CAP VALUE PORTFOLIO               $ 1,778,176                0.26%
DISCIPLINED GROWTH PORTFOLIO                    424,358                0.39%
EMERGING GROWTH PORTFOLIO                     1,641,746                1.65%
EQUITY INCOME PORTFOLIO                         955,824                0.27%
EQUITY VALUE PORTFOLIO                        4,064,898                0.67%
INDEX PORTFOLIO                              17,166,589                0.77%
LARGE CAP APPRECIATION PORTFOLIO                766,197                0.53%
LARGE COMPANY GROWTH PORTFOLIO                8,722,526                0.63%
SMALL CAP INDEX PORTFOLIO                     3,414,452                1.21%
SMALL COMPANY GROWTH PORTFOLIO                6,035,629                1.25%
SMALL COMPANY VALUE PORTFOLIO                 3,140,587                0.71%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

                   254 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                              Advisory                                                Subadvisory
                                                             Fees (% of                                               Fees (% of
                                           Average Daily    Average Daily                           Average Daily    Average Daily
PORTFOLIO                                   Net Assets       Net Assets)        Subadviser           Net Assets        Net Assets)
--------------------------------------  ------------------  -------------  --------------------  ------------------  -------------
C&B LARGE CAP VALUE PORTFOLIO(1)        First $500 million       0.700       Cooke & Bieler LP   First $250 million       0.450
                                         Next $500 million       0.650                            Next $250 million       0.400
                                           Next $2 billion       0.600                            Next $250 million       0.350
                                           Next $2 billion       0.575                            Over $750 million       0.300
                                           Over $5 billion       0.550

DISCIPLINED GROWTH PORTFOLIO(1)         First $500 million       0.700          Smith Asset      First $200 million       0.300
                                        Next $500 million        0.650          Management        Next $300 million       0.200
                                           Next $2 billion       0.600           Group LP         Over $500 million       0.150
                                           Next $2 billion       0.575
                                           Over $5 billion       0.550

EMERGING GROWTH PORTFOLIO(2)             First 500 million       0.850         Wells Capital     First $100 million       0.550
                                          Next 500 million       0.825          Management        Next $100 million       0.500
                                           Next $1 billion       0.800         Incorporated       Over $200 million       0.400
                                           Next $1 billion       0.775
                                           Next $3 billion       0.750

EQUITY INCOME PORTFOLIO(1)              First $500 million       0.700         Wells Capital     First $100 million       0.350
                                         Next $500 million       0.650          Management        Next $100 million       0.300
                                           Next $2 billion       0.600         Incorporated       Next $300 million       0.200
                                           Next $2 billion       0.575                            Over $500 million       0.150
                                           Over $5 billion       0.550

EQUITY VALUE PORTFOLIO(1)               First $500 million       0.700     Systematic Financial  First $150 million       0.300
                                         Next $500 million       0.650         Management LP      Next $200 million       0.200
                                           Next $2 billion       0.600                            Next $400 million       0.150
                                           Next $2 billion       0.575                            Next $250 million       0.130
                                           Over $5 billion       0.550                              Over $1 billion       0.100

INDEX PORTFOLIO                         First $500 million       0.100         Wells Capital     First $100 million       0.050
                                         Next $500 million       0.100          Management        Next $100 million       0.030
                                           Next $2 billion       0.075         Incorporated       Over $200 million       0.020
                                           Next $2 billion       0.075
                                           Over $5 billion       0.050

INTERNATIONAL CORE PORTFOLIO            First $500 million       0.950           New Star         First $50 million       0.350
                                         Next $500 million       0.900         Institutional      Next $500 million       0.290
                                           Next $2 billion       0.850           Managers         Over $550 million       0.200
                                           Next $2 billion       0.825            Limited
                                           Over $5 billion       0.800

INTERNATIONAL GROWTH PORTFOLIO          First $500 million       0.950      Artisan Partners LP  First $250 million       0.700
                                         Next $500 million       0.900                            Over $250 million       0.500
                                           Next $2 billion       0.850
                                           Next $2 billion       0.825
                                           Over $5 billion       0.800

INTERNATIONAL INDEX PORTFOLIO           First $500 million       0.350          SSgA Funds       First $100 million       0.080
                                         Next $500 million       0.350          Management        Over $100 million       0.060
                                           Next $2 billion       0.325
                                           Next $2 billion       0.325
                                           Over $5 billion       0.300

                   Wells Fargo Advantage Master Portfolios 255


Notes to Financial Statements

                                                              Advisory                                                Subadvisory
                                                             Fees (% of                                               Fees (% of
                                           Average Daily    Average Daily                            Average Daily   Average Daily
PORTFOLIO                                   Net Assets       Net Assets)        Subadviser            Net Assets       Net Assets)
--------------------------------------  ------------------  -------------  --------------------  ------------------  -------------
INTERNATIONAL VALUE PORTFOLIO           First $500 million       0.950           LSV Asset       First $150 million       0.350
                                         Next $500 million       0.900          Management        Next $350 million       0.400
                                           Next $2 billion       0.850                            Next $250 million       0.350
                                           Next $2 billion       0.825                            Next $250 million       0.325
                                           Over $5 billion       0.800                              Over $1 billion       0.300

LARGE CAP APPRECIATION PORTFOLIO(3)     First $500 million       0.700        Cadence Capital    First $250 million       0.300
                                         Next $500 million       0.650        Management LLC      Next $250 million       0.200
                                           Next $2 billion       0.600                            Next $500 million       0.150
                                           Next $2 billion       0.575                              Over $1 billion       0.100
                                           Over $5 billion       0.550

LARGE COMPANY GROWTH PORTFOLIO(1)       First $500 million       0.700       Peregrine Capital    First $25 million       0.550
                                         Next $500 million       0.650          Management         Next $25 million       0.450
                                           Next $2 billion       0.600         Incorporated       Next $100 million       0.400
                                           Next $2 billion       0.575                            Next $125 million       0.350
                                           Over $5 billion       0.550                            Over $275 million       0.225

SMALL CAP INDEX PORTFOLIO               First $500 million       0.200         Wells Capital     First $100 million       0.050
                                         Next $500 million       0.200          Management        Next $100 million       0.030
                                           Next $2 billion       0.175         Incorporated       Over $200 million       0.020
                                           Next $2 billion       0.175
                                           Over $5 billion       0.150

SMALL COMPANY GROWTH PORTFOLIO(2)       First $500 million       0.850       Peregrine Capital    First $50 million       0.900
                                         Next $500 million       0.825          Management        Next $130 million       0.750
                                           Next $1 billion       0.800         Incorporated       Next $160 million       0.650
                                           Next $1 billion       0.775                            Next $345 million       0.500
                                           Over $3 billion       0.750                             Next $50 million       0.520
                                                                                                  Over $735 million       0.550

SMALL COMPANY VALUE PORTFOLIO(2)        First $500 million       0.850       Peregrine Capital   First $175 million       0.500
                                         Next $500 million       0.825          Management        Over $175 million       0.750
                                           Next $1 billion       0.800         Incorporated
                                           Next $1 billion       0.775
                                           Over $3 billion       0.750

STRATEGIC SMALL CAP VALUE PORTFOLIO(2)  First $500 million       0.850         Wells Capital     First $200 million       0.450
                                         Next $500 million       0.825          Management        Over $200 million       0.400
                                           Next $1 billion       0.800         Incorporated
                                           Next $1 billion       0.775
                                           Over $3 billion       0.750

(1) Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

(2) Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.90% for the first $500 million; 0.85% for the next $500 million; 0.80% for next $2billion; 0.775% for the next $2 billion; and 0.75% for assets over $5 billion.

(3) Prior to February 1, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.70% for the first $500 million; 0.70% for the next $500 million; 0.65% for next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

ADMINISTRATION AND TRANSFER AGENT FEES

Currently, there are no administration or transfer agency fees charged to the Master Trust.

                   256 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                   % of Average
PORTFOLIO                        Daily Net Assets
------------------------------   ----------------
INTERNATIONAL CORE PORTFOLIO           0.10
INTERNATIONAL GROWTH PORTFOLIO         0.10
INTERNATIONAL INDEX PORTFOLIO          0.10
INTERNATIONAL VALUE PORTFOLIO          0.10
ALL OTHER PORTFOLIOS                   0.02

TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2008, there were no brokerage commissions paid to an affiliated broker-dealer.

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust. PNC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Portfolio also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its independent Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended September 30, 2008, were waived by Funds Management, first from advisory fees, and then any remaining amount from custody fees. Funds Management has contractually committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for certain series of Wells Fargo Funds Trust that invest substantially all or a portion of their assets in the Funds.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2008, were as follows:

PORTFOLIO                            Purchases at Cost  Sales Proceeds
-----------------------------------  -----------------  --------------
C&B LARGE CAP VALUE PORTFOLIO          $  184,972,182   $  523,080,111
DISCIPLINED GROWTH PORTFOLIO              142,419,879      179,733,953
EMERGING GROWTH PORTFOLIO                 234,899,680      190,311,654
EQUITY INCOME PORTFOLIO                    37,881,286      210,614,902
EQUITY VALUE PORTFOLIO                  1,143,036,034      952,515,598
INDEX PORTFOLIO                           127,176,619      322,723,942
INTERNATIONAL CORE PORTFOLIO               64,581,725       99,082,964
INTERNATIONAL GROWTH PORTFOLIO            131,958,096      231,946,363
INTERNATIONAL INDEX PORTFOLIO              16,776,788       50,487,394
INTERNATIONAL VALUE PORTFOLIO             122,899,320       87,975,912
LARGE CAP APPRECIATION PORTFOLIO          253,550,858      241,504,804
LARGE COMPANY GROWTH PORTFOLIO            147,810,770      994,394,259
SMALL CAP INDEX PORTFOLIO                  71,476,760      142,650,887
SMALL COMPANY GROWTH PORTFOLIO            904,995,604    1,061,899,235
SMALL COMPANY VALUE PORTFOLIO             386,352,022      341,623,331
STRATEGIC SMALL CAP VALUE PORTFOLIO       137,141,425      179,305,070

                   Wells Fargo Advantage Master Portfolios 257


Notes to Financial Statements

5. IN-KIND TRANSACTIONS

In connection with the transactions described below, each of the C&B Large Cap Value Portfolio and the Index Portfolio received securities that were contributed in-kind by the Wells Fargo Advantage C&B Large Cap Value Fund and the Wells Fargo Advantage Index Fund, respectively, each a series of Wells Fargo Funds Trust, in an in-kind subscription for interests in the respective portfolios. As of the open of business on July 21, 2008, each series of Wells Fargo Funds Trust identified below as an "Acquiring Gateway Fund" acquired all of the assets and assumed all of the liabilities of its corresponding series of Wells Fargo Funds Trust identified below as a "Target Gateway Fund" (each a "Gateway Acquisition", and collectively the "Gateway Acquisitions"), as shown in the table below.

Target Gateway Fund                                   Acquiring Gateway Fund
---------------------------------------   ----------------------------------------------
WELLS FARGO ADVANTAGE EQUITY INDEX FUND          Wells Fargo Advantage Index Fund
WELLS FARGO ADVANTAGE VALUE FUND          Wells Fargo Advantage C&B Large Cap Value Fund

The Gateway Acquisitions were accomplished through the following steps. In a tax-free exchange, the Wells Fargo Advantage Index Fund issued 5,921,421 of its shares (valued at $286,059,163) in exchange for all of the assets and liabilities of the Wells Fargo Advantage Equity Index Fund. The aggregate net assets of the Wells Fargo Advantage Equity Index Fund at the close of business on July 18, 2008 were valued at $286,059,163 and were combined with those of the Wells Fargo Advantage Index Fund. In a tax-free exchange, the Wells Fargo Advantage C&B Large Cap Value Fund issued 2,679,869 of its shares (valued at $21,385,482) in exchange for all of the assets and liabilities of the Wells Fargo Advantage Value Fund. The aggregate net assets of the Wells Fargo Advantage Value Fund at the close of business on July 18, 2008 were valued at $21,385,482 and were combined with those of the Wells Fargo Advantage C&B Large Cap Value Fund. Each Target Gateway Fund then liquidated by distributing the corresponding Acquiring Gateway Fund shares pro rata to the Target Gateway Fund shareholders, so that Target Gateway Fund shareholders received shares of a specified class of the corresponding Acquiring Gateway Fund with a total value equal to the value of their Target Gateway Fund shares at the close of business on July 18, 2008. The Wells Fargo Advantage Index Fund then transferred in-kind the assets acquired in the Gateway Acquisition valued at $286,059,163 to the Index Portfolio in which it invests all or substantially all of its assets in exchange for interests in the Index Portfolio. The Wells Fargo Advantage C&B Large Cap Value Fund then transferred in-kind the assets acquired in the Gateway Acquisition valued at $21,385,482 to the C&B Large Cap Value Portfolio in which it invests all or substantially all of its assets in exchange for interests in the C&B Large Cap Value Portfolio.

6. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, Management has determined the adoption of SFAS No. 157 will not impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of September 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

                   258 Wells Fargo Advantage Master Portfolios


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Strategic Small Cap Value Portfolio (collectively the "Portfolios"), sixteen of the portfolios constituting the Wells Fargo Master Trust, as of September 30, 2008, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of September 30, 2008, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.


                                          /s/ KPMG LLP

Philadelphia, Pennsylvania
November 26, 2008

                      Wells Fargo Equity Gateway Funds 259


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

                      260 Wells Fargo Equity Gateway Funds


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                          Position Held and
    Name and Age         Length of Service(2)             Principal Occupations During Past Five Years           Other Directorships
--------------------  -------------------------  --------------------------------------------------------------  -------------------
Thomas S. Goho        Trustee, since 1987        Co-Director for the Calloway School of Stephens University of   None
66                                               Wake Forest University. Prior thereto, the Thomas Goho Chair of Finance of Wake Forest University, Calloway School of
                                                 Business and Accountancy, from 2006-2007 and Associate
                                                 Professor of Finance from 1999-2005.

Peter G. Gordon       Trustee, since 1998;       Chairman, CEO and Co-Founder of Crystal Geyser Water Company    None
65                    Chairman, since 2005       and President of Crystal Geyser Roxane Water Company.
                      (Lead Trustee since 2001)

Judith M. Johnson     Trustee, since 2008        Retired. Prior thereto, Chief Executive Officer and Chief       None
59                                               Investment Officer of Minneapolis Retirement Fund
                                                 from 1996 to 2008.

Olivia S. Mitchell    Trustee, since 2006        Professor of Insurance and Risk Management, Wharton School,     None
55                                               University of Pennsylvania. Director of the Boettner Center on
                                                 Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate,
                                                 National Bureau of Economic Research.

Timothy J. Penny      Trustee, since 1996        President and CEO of Southern Minnesota Initiative Foundation,  None
56                                               a non-profit organization since 2007 and Senior Fellow at the
                                                 Humphrey Institute Policy Forum at the University of Minnesota
                                                 since 1995.

Donald C. Willeke     Trustee, since 1996        Principal of the law firm of Willeke & Daniels.                 None
68

INTERESTED TRUSTEE(3)

                          Position Held and
    Name and Age         Length of Service(2)             Principal Occupations During Past Five Years           Other Directorships
--------------------  -------------------------  --------------------------------------------------------------  -------------------
J. Tucker Morse       Trustee, since 1987        Private Investor/Real Estate Developer. Prior thereto,          None
63                                               Chairman of Whitepoint Capital, LLC until 2004.

                      Wells Fargo Equity Gateway Funds 261


Other Information (Unaudited)

OFFICERS

                          Position Held and
    Name and Age         Length of Service(2)             Principal Occupations During Past Five Years           Other Directorships
--------------------  -------------------------  --------------------------------------------------------------  -------------------
Karla M. Rabusch      President, since 2003      Executive Vice President of Wells Fargo Bank, N.A. and          None
49                                               President of Wells Fargo Funds Management, LLC since 2003.
                                                 Senior Vice President and Chief Administrative Officer of
                                                 Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman      Secretary, since 2000;     Senior Vice President and Secretary of Wells Fargo Funds        None
48                    Chief Legal Counsel,       Management, LLC since 2001. Vice President and Managing Senior
                      since 2003                 Counsel of Wells Fargo Bank, N.A. since 1996.

Stephen W. Leonhardt  Treasurer, since 2007      Vice President and Manager of Fund Accounting, Reporting and    None
49                                               Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 Director of Fund Administration and SEC Reporting for
                                                 TIAA-CREF from 2005 to 2007. Chief Operating Officer for UMB
                                                 Fund Services, Inc. from 2004 to 2005. Controller for Sungard
                                                 Transaction Networks from 2002 to 2004.

Debra Ann Early       Chief Compliance Officer,  Chief Compliance Officer of Wells Fargo Funds Management, LLC   None
44                    since 2007                 since 2007. Chief Compliance Officer of Parnassus Investments
                                                 from 2005 to 2007. Chief Financial Officer of Parnassus
                                                 Investments from 2004 to 2007 and Senior Audit Manager of
                                                 PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of September 30, 2008, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

                      262 Wells Fargo Equity Gateway Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments

ADR   -- American Depositary Receipt

AMBAC -- American Municipal Bond Assurance Corporation

AMT   -- Alternative Minimum Tax

ARM   -- Adjustable Rate Mortgages

BART  -- Bay Area Rapid Transit

CDA   -- Community Development Authority

CDO   -- Collateralized Debt Obligation

CDSC  -- Contingent Deferred Sales Charge

CGIC  -- Capital Guaranty Insurance Company

CGY   -- Capital Guaranty Corporation

CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee

COP   -- Certificate of Participation

CP    -- Commercial Paper

CTF   -- Common Trust Fund

DW&P  -- Department of Water & Power

DWR   -- Department of Water Resources

ECFA  -- Educational & Cultural Facilities Authority

EDFA  -- Economic Development Finance Authority

ETET  -- Eagle Tax-Exempt Trust

FFCB  -- Federal Farm Credit Bank

FGIC  -- Financial Guaranty Insurance Corporation

FHA   -- Federal Housing Authority

FHAG  -- Federal Housing Agency

FHLB  -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA  -- Federal National Mortgage Association

FSA   -- Farm Service Agency

GDR   -- Global Depositary Receipt

GNMA  -- Government National Mortgage Association

GO    -- General Obligation

HCFR  -- Healthcare Facilities Revenue

HEFA  -- Health & Educational Facilities Authority

HEFAR -- Higher Education Facilities Authority Revenue

HFA   -- Housing Finance Authority

HFFA  -- Health Facilities Financing Authority

HUD   -- Housing & Urban Development

IDA   -- Industrial Development Authority

IDAG  -- Industrial Development Agency

IDR   -- Industrial Development Revenue

LIBOR -- London Interbank Offered Rate

LLC   -- Limited Liability Corporation

LOC   -- Letter of Credit

LP    -- Limited Partnership

MBIA  -- Municipal Bond Insurance Association

MFHR  -- Multi-Family Housing Revenue

MTN   -- Medium Term Note

MUD   -- Municipal Utility District

PCFA  -- Pollution Control Finance Authority

PCR   -- Pollution Control Revenue

PFA   -- Public Finance Authority

PFFA  -- Public Facilities Financing Authority

plc   -- Public Limited Company

PSFG  -- Public School Fund Guaranty

R&D   -- Research & Development

RDA   -- Redevelopment Authority

RDFA  -- Redevelopment Finance Authority

REITS -- Real Estate Investment Trusts

SFHR  -- Single Family Housing Revenue

SFMR  -- Single Family Mortgage Revenue

SLMA  -- Student Loan Marketing Association

TBA   -- To Be Announced

TRAN  -- Tax Revenue Anticipation Notes

USD   -- Unified School District

XLCA  -- XL Capital Assurance

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request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Lehman Brothers Bond Indexes, which are published by Lehman Brothers Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Lehman Brothers, and neither Dow Jones nor Lehman Brothers makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Lehman Brothers Bond Indexes. IN NO EVENT SHALL DOW JONES, LEHMAN BROTHERS OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

113197 11-08
AEGLD/AR111 9-08

                                                                 WELLS FARGO
                                                                 ADVANTAGE FUNDS

[REDUCE CLUTTER. SAVE TREES. LOGO]

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reports at WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

[IMAGE] ANNUAL REPORT

        September 30, 2008

        WELLS FARGO ADVANTAGE INDEX FUND

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CONTENTS

LETTER TO SHAREHOLDERS .......................................   2

PERFORMANCE HIGHLIGHTS

Index Fund ...................................................   6

FUND EXPENSES ................................................  10

PORTFOLIO OF INVESTMENTS
Index Fund ...................................................  11

FINANCIAL STATEMENTS
Statement of Assets and Liabilities ..........................  12
Statement of Operations ......................................  13
Statements of Changes in Net Assets ..........................  14
Financial Highlights .........................................  16

NOTES TO FINANCIAL STATEMENTS ................................  18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ......  24

MASTER PORTFOLIO

PORTFOLIO OF INVESTMENTS
Index Portfolio ..............................................  25

FINANCIAL STATEMENTS
Statement of Assets and Liabilities ..........................  39
Statement of Operations ......................................  40
Statements of Changes in Net Assets ..........................  41
Financial Highlights .........................................  42

NOTES TO FINANCIAL STATEMENTS ................................  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ......  48

OTHER INFORMATION ............................................  49

LIST OF ABBREVIATIONS ........................................  52

The views expressed are as of September 30, 2008, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, or the markets generally, or the WELLS FARGO ADVANTAGE INDEX FUND.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                    (GRAPHIC)

WELLS FARGO
  INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 120 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the WELLS FARGO ADVISOR(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF SEPTEMBER 30, 2008.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund
Enterprise Fund
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio
WealthBuilder Equity Portfolio
WealthBuilder Growth Allocation Portfolio
WealthBuilder Growth Balanced Portfolio
WealthBuilder Moderate Balanced Portfolio
WealthBuilder Tactical Equity Portfolio
Target Today Fund(2)
Target 2010 Fund(2)
Target 2015 Fund(2)
Target 2020 Fund(2)
Target 2025 Fund(2)
Target 2030 Fund(2)
Target 2035 Fund(2)
Target 2040 Fund(2)
Target 2045 Fund(2)
Target 2050 Fund(2)

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1) The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM).

(3) The Variable Trust Funds are generally available only through insurance company variable contracts.

NOT PART OF THE ANNUAL REPORT.

2 Wells Fargo Advantage Index Fund                        Letter to Shareholders

[PHOTO OF KARLA M. RABUSCH]

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUND

THE PERIOD WAS MARKED BY EXTREME VOLATILITY ACROSS THE FINANCIAL MARKETS AND PROVED TO BE A CHALLENGING TIME FOR INVESTORS.

DEAR VALUED SHAREHOLDER,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE INDEX FUND for the 12-month period that ended September 30, 2008. The period was marked by extreme volatility across the financial markets and proved to be a challenging time for investors. While periods of volatility can present challenges, we believe that investors should remember the importance of maintaining a long-term investment strategy based on their individual goals and risk tolerance.

MARKET VOLATILITY SPIKED AMID GLOBAL FINANCIAL CRISIS.

Volatility across the financial markets rose to record highs during the 12-month period. Dislocations that had first surfaced in the subprime mortgage market after years of credit excesses and lax lending standards spread across the financial system. This contagion resulted in a vicious circle of declining asset values that escalated the credit crunch into a global financial crisis.

As the period began, delinquencies and foreclosures in the housing market continued to accelerate, further boosting housing inventory levels and depressing home prices. Mounting loan losses among lenders and a decline in the value of the mortgage-backed securities tied to those loans hurt the capital ratios of the overleveraged institutions that held the securities. As the market for lower-quality securities dried up, financial institutions and other investors were forced to sell their most-liquid securities to maintain liquidity, required capital ratios, and, in some cases, solvency. This caused further deterioration in the value of these and other securities, which in turn caused further deterioration in the asset bases of financial institutions holding the securities.

RAPID STRUCTURAL CHANGES TRANSFORMED THE FINANCIAL LANDSCAPE.

By the end of the 12-month period, the financial landscape was in the midst of its most consequential changes since the 1930s. Fear reached extreme levels in March 2008, with the forced sale of failing investment bank Bear Stearns to JPMorgan Chase and again in September as the 12-month period concluded with one of the most tumultuous months that the financial markets have ever experienced. The failure of several of the nation's most well-known financial institutions led to a crisis of confidence that resulted in the global financial system becoming nearly frozen, with large financial institutions too fearful even to lend to one another.

In September alone, government-sponsored enterprises Fannie Mae and Freddie Mac were placed into government receivership, investment bank Lehman Brothers filed Chapter 11 bankruptcy, Merrill Lynch was hastily sold to Bank of America, the government effectively took over insurer American International Group, investment banks Goldman Sachs and Morgan Stanley converted into bank holding companies, and Washington Mutual was bought by JPMorgan Chase.

Letter to Shareholders                        Wells Fargo Advantage Index Fund 3


GOVERNMENT TOOK UNPRECEDENTED ACTIONS TO STABILIZE THE FINANCIAL SYSTEM.

Throughout the 12-month period, the Federal Reserve took repeated actions in an effort to stabilize the financial system. This included a rapid succession of cuts in the target federal funds rate from 4.75% to 2.00%; large injections of capital into the financial system; and the initiation of several nontraditional, nonmonetary facilities.

In February 2008, Congress passed an economic stimulus bill featuring tax rebate checks for consumers. This helped boost spending through the early summer, but spending fell sharply in July and remained weak throughout the rest of the period. By the end of September, the Fed and the U.S. Treasury Department were struggling to push a rescue plan through Congress that would enable the Treasury to directly purchase mortgage securities from financial institutions.

ECONOMIC GROWTH WEAKENED, BUT INFLATION PRESSURES EASED.

Economic growth weakened during the 12-month period, leading to growing concerns of an economic recession. Amid this environment, consumer confidence slipped as personal income growth slowed and the unemployment rate rose to 6.1%.

On the positive side, the economic slowing helped ease the inflation fears that had grown due to surging gasoline and food prices. Headline inflation moderated as crude oil prices saw a rapid reversal in the final months of the period. This gave the Fed more leeway for interest-rate cuts without the immediate concern of higher inflation pressures. The U.S. dollar also reversed course from its multiyear weakening trend, showing significant strength against the euro during the latter half of the period.

EQUITY MARKETS EXPERIENCED EXTREME VOLATILITY.

The equity markets were turbulent throughout the period, with volatility rising to extreme levels in January and September 2008. The broad market, as measured by the S&P 500 Index, rose early in the period, closing at an all-time high in October 2007. The index then began an extended decline and ended the 12-month period down 22%, with the steepest declines occurring in January, down 6%, and September, down 9%.

Uncharacteristically, small cap stocks bucked their historical tendency to underperform in periods of high volatility, significantly outpacing both large cap and mid cap stocks for the full period, with large caps slightly edging out mid caps. The growth style outpaced the value style, due largely to the value indices' higher weightings to the financial sector.

THE BROAD MARKET, AS MEASURED BY THE S&P 500 INDEX, ROSE EARLY IN THE PERIOD, CLOSING AT AN ALL-TIME HIGH IN OCTOBER 2007. THE INDEX THEN BEGAN AN EXTENDED DECLINE AND ENDED THE 12-MONTH PERIOD DOWN 22%, WITH THE STEEPEST DECLINES OCCURRING IN JANUARY, DOWN 6%, AND SEPTEMBER, DOWN 9%.

4 Wells Fargo Advantage Index Fund                        Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

6 Wells Fargo Advantage Index Fund                        Performance Highlights


WELLS FARGO ADVANTAGE INDEX FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE INDEX FUND (the Fund) seeks to replicate the total rate of return of the S&P 500 Index(R), before fees and expenses.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Gregory T. Genung, CFA

FUND INCEPTION

January 31,1987

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2008


INDEX FUND                                   1 YEAR
-----------------                           --------
Investor Class                              (22.52)%

S&P 500 Index (1)                           (21.98)%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.45% AND 0.88%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JANUARY 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THIS NET OPERATING EXPENSE RATIO. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENTS (2)
(AS OF SEPTEMBER 30, 2008)

[LINE GRAPH]

                                       WELLS FARGO ADVANTAGE
              WELLS FARGO ADVANTAGE    INDEX FUND - INVESTOR
               INDEX FUND - CLASS A            CLASS            S&P 500 INDEX
              ---------------------    ---------------------    -------------
 9/30/1998            9425                     10000                 10,000
10/31/1998           10186                     10809                 10,813
11/30/1998           10795                     11457                 11,468
12/31/1998           11424                     12126                 12,129
 1/31/1999           11876                     12608                 12,636
 2/28/1999           11503                     12214                 12,243
 3/31/1999           11957                     12697                 12,733
 4/30/1999           12411                     13181                 13,225
 5/31/1999           12109                     12862                 12,913
 6/30/1999           12777                     13573                 13,630
 7/31/1999           12375                     13148                 13,204
 8/31/1999           12313                     13085                 13,139
 9/30/1999           11973                     12724                 12,779
10/31/1999           12725                     13526                 13,588
11/30/1999           12973                     13792                 13,864
12/31/1999           13726                     14594                 14,680
 1/31/2000           13029                     13855                 13,943
 2/29/2000           12778                     13590                 13,680
 3/31/2000           14021                     14914                 15,018
 4/30/2000           13593                     14461                 14,566
 5/31/2000           13309                     14160                 14,267
 6/30/2000           13628                     14502                 14,619
 7/31/2000           13418                     14281                 14,391
 8/31/2000           14243                     15161                 15,285
 9/30/2000           13486                     14358                 14,478
10/31/2000           13424                     14293                 14,417
11/30/2000           12363                     13166                 13,281
12/31/2000           12417                     13224                 13,346
 1/31/2001           12848                     13686                 13,820
 2/28/2001           11687                     12451                 12,561
 3/31/2001           10945                     11662                 11,766
 4/30/2001           11790                     12564                 12,679
 5/31/2001           11864                     12645                 12,764
 6/30/2001           11569                     12332                 12,454
 7/31/2001           11450                     12207                 12,332
 8/31/2001           10728                     11439                 11,561
 9/30/2001            9859                     10513                 10,628
10/31/2001           10041                     10709                 10,831
11/30/2001           10805                     11526                 11,662
12/31/2001           10894                     11623                 11,764
 1/31/2002           10732                     11452                 11,592
 2/28/2002           10520                     11227                 11,369
 3/31/2002           10911                     11645                 11,796
 4/30/2002           10246                     10937                 11,081
 5/31/2002           10165                     10852                 11,000
 6/30/2002            9434                     10074                 10,217
 7/31/2002            8709                      9301                  9,421
 8/31/2002            8763                      9360                  9,483
 9/30/2002            7804                      8337                  8,453
10/31/2002            8497                      9079                  9,196
11/30/2002            8994                      9610                  9,736
12/31/2002            8463                      9045                  9,165
 1/31/2003            8233                      8800                  8,926
 2/28/2003            8105                      8665                  8,792
 3/31/2003            8180                      8745                  8,876
 4/30/2003            8846                      9460                  9,608
 5/31/2003            9311                      9958                 10,113
 6/30/2003            9426                     10082                 10,242
 7/31/2003            9586                     10255                 10,423
 8/31/2003            9767                     10450                 10,626
 9/30/2003            9659                     10336                 10,513
10/31/2003           10200                     10916                 11,107
11/30/2003           10285                     11009                 11,205
12/31/2003           10817                     11580                 11,792
 1/31/2004           11008                     11785                 12,009
 2/29/2004           11155                     11944                 12,176
 3/31/2004           10981                     11761                 11,992
 4/30/2004           10804                     11572                 11,804
 5/31/2004           10946                     11726                 11,966
 6/30/2004           11153                     11949                 12,198
 7/31/2004           10782                     11553                 11,794
 8/31/2004           10819                     11596                 11,841
 9/30/2004           10930                     11715                 11,969
10/31/2004           11091                     11890                 12,152
11/30/2004           11534                     12367                 12,644
12/31/2004           11919                     12781                 13,074
 1/31/2005           11626                     12468                 12,755
 2/28/2005           11863                     12725                 13,023
 3/31/2005           11648                     12496                 12,793
 4/30/2005           11421                     12253                 12,550
 5/31/2005           11778                     12640                 12,949
 6/30/2005           11789                     12653                 12,967
 7/31/2005           12222                     13119                 13,449
 8/31/2005           12103                     12993                 13,327
 9/30/2005           12195                     13093                 13,435
10/31/2005           11985                     12872                 13,210
11/30/2005           12434                     13353                 13,710
12/31/2005           12432                     13354                 13,715
 1/31/2006           12756                     13703                 14,079
 2/28/2006           12782                     13733                 14,117
 3/31/2006           12934                     13898                 14,292
 4/30/2006           13099                     14079                 14,483
 5/31/2006           12716                     13669                 14,068
 6/30/2006           12729                     13685                 14,086
 7/31/2006           12800                     13762                 14,173
 8/31/2006           13098                     14085                 14,511
 9/30/2006           13428                     14442                 14,885
10/31/2006           13857                     14907                 15,370
11/30/2006           14113                     15184                 15,662
12/31/2006           14303                     15391                 15,881
 1/31/2007           14512                     15614                 16,121
 2/28/2007           14220                     15305                 15,806
 3/31/2007           14372                     15468                 15,983
 4/30/2007           15001                     16148                 16,691
 5/31/2007           15516                     16705                 17,274
 6/30/2007           15250                     16424                 16,982
 7/31/2007           14769                     15907                 16,456
 8/31/2007           14987                     16145                 16,703
 9/30/2007           15541                     16741                 17,328
10/31/2007           15779                     17001                 17,603
11/30/2007           15114                     16286                 16,867
12/31/2007           14995                     16160                 16,750
 1/31/2008           14076                     15175                 15,746
 2/29/2008           13613                     14673                 15,234
 3/31/2008           13550                     14610                 15,168
 4/30/2008           14192                     15305                 15,907
 5/31/2008           14368                     15494                 16,113
 6/30/2008           13148                     14181                 14,755
 7/31/2008           13022                     14047                 14,631
 8/31/2008           13205                     14247                 14,842
 9/30/2008           12022                     12972                 13,520

----------
(1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(2) The chart compares the performance of the WELLS FARGO ADVANTAGE INDEX FUND Class A and Investor Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights                        Wells Fargo Advantage Index Fund 7

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund modestly underperformed the S&P 500 Index during this time of market fluctuation.

- Consumer staples was the only sector of the ten reflected in the composition of the S&P 500 Index to post a positive total return for the period.

- Changes to the Fund's holdings were made in response to changes in the S&P 500 Index and were seen in different forms.

- On July 18, 2008, the former WELLS FARGO ADVANTAGE EQUITY INDEX FUND was reorganized into the WELLS FARGO ADVANTAGE INDEX FUND, and former shareholders of the Equity Index Fund became shareholders of the Index Fund.

CONSUMER STAPLES WAS THE ONLY SECTOR OF THE TEN REFLECTED IN THE COMPOSITION OF THE S&P 500 INDEX TO POST A POSITIVE TOTAL RETURN FOR THE PERIOD.

The Fund seeks to replicate the composition of the S&P 500 Index; therefore, security selection and weighting follow the lead of the index. Likewise, returns are designed to be close to the index. U.S. large-cap stocks had a tumultuous 12-month period. Rising commodity prices affected consumers and producers alike. Consumers had to reach deep into their pockets during the period to pay high gas prices at the pumps last summer as crude oil traded at over $140 a barrel in July 2008. For many households, this meant looking for ways to spend less on other goods and services. Companies also had a hard time as they coped with rising prices of industrial metals that cut into profitability. As the credit squeeze continued throughout the period, banks tightened their lending policies and consumers found that borrowing money was no longer as easy as it had been. Likewise, the commercial paper market slowed throughout the 12-month period, and many U.S. companies discovered that securing financing for current operations was also more difficult than usual. Confidence in U.S. banks and brokerage institutions fell to new lows. Some large and longstanding companies went bankrupt or were acquired. This swayed investors' appetite away from stocks, which was reflected in the poor performance of the S&P 500 Index. The index had a dismal 12-month negative total return of 21.98%, with the fourth quarter of 2007 and the first quarter of 2008 each declining more than 8%. Consumer staples was the only sector of the ten reflected in the composition of the index to post a positive total return for the period.

TEN LARGEST EQUITY HOLDINGS (3)
(AS OF SEPTEMBER 30, 2008)

Exxon Mobil Corporation                       3.96%

General Electric Company                      2.49%

Procter & Gamble Company                      2.08%

Microsoft Corporation                         2.06%

Johnson & Johnson                             1.90%

JPMorgan Chase & Company                      1.69%

Chevron Corporation                           1.66%

AT&T Incorporated                             1.61%

Bank of America Corporation                   1.57%

International Business Machines Corporation   1.56%

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

8 Wells Fargo Advantage Index Fund                        Performance Highlights

CHANGES TO THE FUND'S HOLDINGS WERE MADE IN RESPONSE TO CHANGES IN THE S&P 500 INDEX AND WERE SEEN IN DIFFERENT FORMS.

SECTOR DISTRIBUTION (4)
(AS OF SEPTEMBER 30, 2008)

[PIE CHART]

Telecommunication Services     (3%)
Information Technology        (16%)
Consumer Discretionary         (8%)
Materials                      (3%)
Utilities                      (4%)
Consumer Staples              (12%)
Energy                        (13%)
Industrials                   (11%)
Health Care                   (13%)
Financials                    (17%)

For example, we may make a change when a constituent institutes a stock buyback program, as we saw from Dell and KLA-Tencor during the past 12-month period. By definition, buybacks take stock out of the market, which in turn decrease a company's representation in the index. Mergers were also active during the period; mergers cause a constituent to be eliminated, much like the case of News Corp's acquisition of Dow Jones & Company in December 2007. In this case, retailer Gamestop replaced the acquired Dow Jones in the index. Other reasons for index adjustments included subsidiary spin-offs, conversion of convertible securities, and issuance of additional shares for general operating expenses.

CLEARLY THERE ARE PROBLEMS THAT THE U.S. ECONOMY NEEDS TO WORK THROUGH TO STABILIZE THE DOMESTIC STOCK MARKETS, BUT THERE ARE REASONS FOR OPTIMISM IN THIS ENVIRONMENT.

Interest rates are low relative to historic levels, and it seems that the ongoing credit squeeze is being addressed by financial authorities worldwide. Commodity prices have fallen, which should lower production costs for most companies. The price of crude oil has declined $40 per barrel from its peak as of the end of third quarter of 2008, which in turn may allow consumers to spend more freely. Lastly, the U.S. dollar has risen, which will reflect positively in Gross Domestic Product growth. This will not affect the Fund's structure, however. Our objective seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

----------
(4) Sector distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution.

Performance Highlights                        Wells Fargo Advantage Index Fund 9

AVERAGE ANNUAL TOTAL RETURN (5) (%) (AS OF SEPTEMBER 30, 2008)

                                     INCLUDING SALES CHARGE              EXCLUDING SALES CHARGE                EXPENSE RATIO
                              -------------------------------------   -------------------------------------  ------------------
INDEX FUND                    6 MONTHS*    1 YEAR   5 YEAR  10 YEAR   6 MONTHS*    1 YEAR   5 YEAR  10 YEAR  GROSS (6)  NET (7)
---------------------------   ---------    -------  ------  -------   ----------   -------  ------  -------  ---------  -------
Class A (WINAX)**               (16.38)    (27.09)   3.24    1.86      (11.28)     (22.64)   4.47     2.46     0.76%     0.62%

Class B (WINBX)**               (16.61)    (28.23)   3.35    1.93      (11.61)     (23.23)   3.69     1.93     1.51%     1.37%

Administrator Class (NVINX)                                            (11.12)     (22.36)   4.86     2.84     0.38%     0.25%

Investor Class (WFVEX)                                                 (11.21)     (22.52)   4.65     2.64     0.88%     0.45%

S&P 500 Index (1)                                                      (10.87)     (21.98)   5.17     3.06

----------
*   Returns for periods of less than one year are not annualized.

** Class A and Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5) The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Class A and Class B shares incepted on July 18, 2008. Performance shown prior to the inception of the Class A and Class B reflects the performance of the Administrator Class shares, adjusted to reflect Class A and Class B shares sales charges and expenses, as applicable. Performance shown prior to the inception of the Investor Class shares on April 11, 2005, reflects the performance of the Administrator Class shares of the Fund, and includes expenses that are not applicable to and are lower than those of the Investor Class shares.

(6) For Class A and Class B reflects the gross expense ratio as stated in the April 1, 2008, prospectus, for Investor Class reflects the gross expense ratio as stated in the June 20, 2008, prospectus, and for the Administrator Class reflects the gross expense ratio as stated in the February 1, 2008, prospectus.

(7) The investment adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio's fees and expenses, as shown. Without these reductions, the Fund's returns would have been lower.

10 Wells Fargo Advantage Index Fund                    Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING       ENDING        EXPENSES
                                             ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING    NET ANNUAL
WELLS FARGO ADVANTAGE INDEX FUND              04-01-2008     09-30-2008     PERIOD (1)   EXPENSE RATIO
-------------------------------------------  -------------  -------------  -----------   -------------
CLASS A (2)
   Actual                                      $ 1,000.00     $   887.20      $ 1.18          0.62%
   Hypothetical (5% return before expenses)    $ 1,000.00     $ 1,008.86      $ 1.26          0.62%

CLASS B (2)
   Actual                                      $ 1,000.00     $   884.10      $ 2.61          1.37%
   Hypothetical (5% return before expenses)    $ 1,000.00     $ 1,007.34      $ 2.78          1.37%

ADMINISTRATOR CLASS
   Actual                                      $ 1,000.00     $   888.80      $ 1.18          0.25%
   Hypothetical (5% return before expenses)    $ 1,000.00     $ 1,023.75      $ 1.26          0.25%

INVESTOR CLASS
   Actual                                      $ 1,000.00     $   887.90      $ 2.12          0.45%
   Hypothetical (5% return before expenses)    $ 1,000.00     $ 1,022.75      $ 2.28          0.45%

----------
(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2) This class commenced operations on July 18, 2008. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 74/366 (to reflect the period from July 18, 20080 to September 30, 2008).

Portfolio of Investments--September 30, 2008 Wells Fargo Advantage Index Fund 11

INDEX FUND

FACE/SHARE
    AMOUNT      SECURITY NAME                                                          VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.25%
        NA      WELLS FARGO ADVANTAGE INDEX PORTFOLIO                             $ 1,730,408,213

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,457,879,499)             1,730,408,213
                                                                                  ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,457,879,499)                                                    100.25%  $ 1,730,408,213

OTHER ASSETS AND LIABILITIES, NET                                         (0.25)       (4,243,332)
                                                                         ------   ---------------

TOTAL NET ASSETS                                                         100.00%  $ 1,726,164,881
                                                                         ------   ---------------

The accompanying notes are an integral part of these financial statements.

12 Wells Fargo Advantage Index Fund                                        Statement of Assets and Liabilities--September 30, 2008

ASSETS
   Investments
    Investments in affiliated Master Portfolios ....................................   $ 1,730,408,213
                                                                                       ---------------
   TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................     1,730,408,213
                                                                                       ---------------
   Cash ............................................................................            75,612
   Receivable for Fund shares issued ...............................................         2,204,996
                                                                                       ---------------
TOTAL ASSETS .......................................................................     1,732,688,821
                                                                                       ---------------

LIABILITIES
   Payable for Fund shares redeemed ................................................         6,146,464
   Payable to investment advisor and affiliates (Note 3) ...........................            40,925
   Accrued expenses and other liabilities ..........................................           336,551
                                                                                       ---------------
TOTAL LIABILITIES ..................................................................         6,523,940
                                                                                       ---------------
TOTAL NET ASSETS ...................................................................   $ 1,726,164,881
                                                                                       ===============

NET ASSETS CONSIST OF
   Paid-in capital .................................................................   $ 1,410,068,535
   Undistributed net investment income (loss) ......................................        25,780,709
   Undistributed net realized gain (loss) on investments ...........................        17,786,923
   Net unrealized appreciation (depreciation) of investments, foreign currencies
    and translation of assets and liabilities denominated in foreign currencies ....       272,528,714
                                                                                       ---------------
TOTAL NET ASSETS ...................................................................   $ 1,726,164,881
                                                                                       ===============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ............................................................   $   240,823,458
   Shares outstanding - Class A ....................................................         5,373,103
   Net asset value per share - Class A .............................................   $         44.82
   Net assets - Class B ............................................................   $    10,940,515
   Shares outstanding - Class B ....................................................           244,445
   Net asset value and offering price per share - Class B ..........................   $         44.76
   Net assets - Administrator Class ................................................   $ 1,358,362,812
   Shares outstanding - Administrator Class ........................................        30,287,538
   Net asset value and offering price per share - Administrator Class ..............   $         44.85
   Net assets - Investor Class .....................................................   $   116,038,096
   Shares outstanding - Investor Class .............................................         2,592,320
   Net asset value and offering price per share - Investor Class ...................   $         44.76
                                                                                       ---------------

INVESTMENTS AT COST ................................................................   $ 1,457,879,499
                                                                                       ---------------

----------
(1)   Each Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations--For the Year Ended September 30, 2008                                 Wells Fargo Advantage Index Fund 13

INVESTMENT INCOME
   Dividends allocated from affiliated Master Portfolios .................................   $   40,433,319
   Interest allocated from affiliated Master Portfolios ..................................           28,169
   Expenses allocated from affiliated Master Portfolios ..................................       (2,031,407)
   Waivers allocated from affiliated Master Portfolios ...................................           13,272
                                                                                             --------------
TOTAL INVESTMENT INCOME ..................................................................       38,443,353
                                                                                             --------------

EXPENSES
   Administration fees
     Fund Level ..........................................................................          926,935
     Class A .............................................................................          147,587
     Class B .............................................................................            6,766
     Administrator Class .................................................................        1,659,499
     Investor Class ......................................................................          582,472
   Shareholder servicing fees (Note 3) ...................................................        2,141,054
   Accounting fees .......................................................................          120,690
   Distribution fees (Note 3)
     Class B .............................................................................           18,123
   Professional fees .....................................................................           12,394
   Registration fees .....................................................................           47,562
   Shareholder reports ...................................................................          127,494
   Trustees' fees ........................................................................            8,646
   Other fees and expenses ...............................................................           46,840
                                                                                             --------------
TOTAL EXPENSES ...........................................................................        5,846,062
                                                                                             --------------

LESS
   Waived fees and reimbursed expenses (Note 3) ..........................................       (2,728,335)
   Net expenses ..........................................................................        3,117,727
                                                                                             --------------
NET INVESTMENT INCOME (LOSS) .............................................................       35,325,626
                                                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
   Securities transactions allocated from Master Portfolios ..............................       44,720,189
   Futures transactions allocated from Master Portfolios .................................       (3,142,601)
                                                                                             --------------
NET REALIZED GAIN AND LOSS FROM INVESTMENTS ..............................................       41,577,588
                                                                                             --------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities transactions allocated from Master Portfolios ..............................     (434,693,841)
   Forwards, futures, options, swaps and short sales allocated from Master Portfolios ....         (466,698)
                                                                                             --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ......................     (435,160,539)
                                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................................     (393,582,951)
                                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................   $ (358,257,325)
                                                                                             ==============

The accompanying notes are an integral part of these financial statements.

14 Wells Fargo Advantage Index Fund                                                             Statements of Changes in Net Assets

                                                                                               For the             For the
                                                                                              Year Ended          Year Ended
                                                                                          September 30, 2008  September 30, 2007
                                                                                          --------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ................................................................  $   2,037,737,215   $   1,730,217,897

OPERATIONS
   Net investment income (loss) ........................................................         35,325,626          33,349,911
   Net realized gain (loss) on investments .............................................         41,577,588          70,395,510
   Net change in unrealized appreciation (depreciation) of investments .................       (435,160,539)        186,020,826
                                                                                          -------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................       (358,257,325)        289,766,247
                                                                                          -------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Administrator Class ...............................................................        (31,657,009)        (26,351,986)
     Investor Class ....................................................................         (2,345,172)         (1,876,799)
   Net realized gain on sales of investments
     Administrator Class ...............................................................        (57,872,956)        (39,206,299)
     Investor Class ....................................................................         (4,848,118)         (3,232,846)
                                                                                          -------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................................        (96,723,255)        (70,667,930)
                                                                                          -------------------------------------

CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A (Note 1) ........................................        549,974,256                  NA
   Reinvestment of distributions - Class A .............................................       (145,066,642)                 NA
   Cost of shares redeemed - Class A ...................................................       (290,546,393)                 NA
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS A .............................................................        114,361,221                  NA
                                                                                          -------------------------------------
   Proceeds from shares sold - Class B (Note 1) ........................................         25,866,505                  NA
   Reinvestment of distributions - Class B .............................................         41,104,815                  NA
   Cost of shares redeemed - Class B ...................................................        (14,066,393)                 NA
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
    TRANSACTIONS - CLASS B .............................................................         52,904,927                  NA
                                                                                          -------------------------------------
   Proceeds from shares sold - Administrator Class .....................................        308,372,624         408,150,468
   Reinvestment of distributions - Administrator Class .................................         78,747,065          57,560,508
   Cost of shares redeemed - Administrator Class .......................................       (410,097,624)       (378,923,428)
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    ADMINISTRATOR CLASS ................................................................        (22,977,935)         86,787,548
                                                                                          -------------------------------------
   Proceeds from shares sold - Investor Class ..........................................         20,618,502          32,504,309
   Reinvestment of distributions - Investor Class ......................................          6,979,700           4,975,486
   Cost of shares redeemed - Investor Class ............................................        (28,478,169)        (35,846,342)
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
    INVESTOR CLASS .....................................................................           (879,967)          1,633,453
                                                                                          -------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
 - TOTAL ...............................................................................        143,408,246          88,421,001
                                                                                          -------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................................       (311,572,334)        307,519,318
                                                                                          =====================================
ENDING NET ASSETS ......................................................................  $   1,726,164,881   $   2,037,737,215
                                                                                          =====================================

SHARES ISSUED AND REDEEMED
   Shares sold - Class A ...............................................................         11,392,447                  NA
   Shares redeemed - Class A ...........................................................         (6,019,344)                 NA
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .............................          5,373,103                  NA
                                                                                          -------------------------------------
   Shares sold - Class B ...............................................................            535,782                  NA
   Shares redeemed - Class B ...........................................................           (291,337)                 NA
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .............................            244,445                  NA
                                                                                          -------------------------------------
   Shares sold - Administrator Class ...................................................          5,676,758           7,188,133
   Shares issued in reinvestment of distributions - Administrator Class ................          1,398,645           1,019,618
   Shares redeemed - Administrator Class ...............................................         (7,727,749)         (6,586,223)
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .................           (652,346)          1,621,528
                                                                                          -------------------------------------
   Shares sold - Investor Class ........................................................            390,936             566,168
   Shares issued in reinvestment of distributions - Investor Class .....................            124,113              88,221
   Shares redeemed - Investor Class ....................................................           (542,877)           (623,820)
                                                                                          -------------------------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ......................            (27,828)             30,569
                                                                                          -------------------------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
 TRANSACTIONS ..........................................................................  $       4,937,374   $       1,652,097
                                                                                          =====================================

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........................         25,780,709          24,801,305
                                                                                          -------------------------------------

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

16 Wells Fargo Advantage Index Fund                         Financial Highlights

                                              Beginning                    Net Realized     Distributions
                                              Net Asset      Net          and Unrealized      from Net
                                              Value Per   Investment        Gain (Loss)      Investment
                                                Share    Income (Loss)    on Investments       Income
                                              -----------------------------------------------------------
INDEX FUND

CLASS A
July 18, 2008 (5) to September 30, 2008 ....   $ 48.28       0.17             (3.63)           0.00

CLASS B
July 18, 2008 (5) to September 30, 2008 ....   $ 48.28       0.10             (3.62)           0.00

ADMINISTRATOR CLASS
October 1, 2007 to September 30, 2008 ......   $ 60.73       1.02            (14.05)          (0.99)
October 1, 2006 to September 30, 2007 ......   $ 54.23       0.99 (6)          7.60           (0.83)
October 1, 2005 to September 30, 2006 ......   $ 49.80       0.88              4.31           (0.76)
October 1, 2004 to September 30, 2005 ......   $ 45.21       0.89              4.50           (0.80)
October 1, 2003 to September 30, 2004 ......   $ 40.33       0.65              4.81           (0.58)

INVESTOR CLASS
October 1, 2007 to September 30, 2008 ......   $ 60.61       0.91            (14.02)          (0.88)
October 1, 2006 to September 30, 2007 ......   $ 54.13       0.87 (6)          7.59           (0.72)
October 1, 2005 to September 30, 2006 ......   $ 49.75       0.78              4.30           (0.70)
April 11, 2005 (5) to September 30, 2005 ...   $ 47.52       0.34              1.89            0.00

----------
(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements
      (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

(4) Includes net expenses allocated from the Portfolio in which the Fund invests.

(5)   Commencement of operations.

(6)   Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights                         Wells Fargo Advantage Index Fund 17

                   Ending         Ratio to Average Net Assets (Annualized)(1)
 Distributions   Net Asset   -----------------------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Expenses      Net          Total      Turnover    End of Period
Realized Gains     Share     Income (Loss)    Expenses (4)   Waived    Expenses (4)  Return (2)    Rate (3)   (000's omitted)
-----------------------------------------------------------------------------------------------------------------------------
     0.00         $ 44.82        1.77%           0.71%      (0.09)%       0.62%       (7.17)%       5%       $    240,823

     0.00         $ 44.76        1.01%           1.46%      (0.09)%       1.37%       (7.29)%       5%       $     10,941

    (1.86)        $ 44.85        1.93%           0.38%      (0.13)%       0.25%      (22.36)%       5%       $  1,358,363
    (1.26)        $ 60.73        1.71%           0.37%      (0.12)%       0.25%       16.16%        8%       $  1,878,932
     0.00         $ 54.23        1.72%           0.38%      (0.13)%       0.25%       10.52%        9%       $  1,590,045
     0.00         $ 49.80        1.87%           0.31%      (0.06)%       0.25%       11.99%        8%       $  1,211,916
     0.00         $ 45.21        1.49%           0.31%      (0.06)%       0.25%       13.57%        3%       $  1,087,212

    (1.86)        $ 44.76        1.73%           0.85%      (0.40)%       0.45%      (22.52)%       5%       $    116,038
    (1.26)        $ 60.61        1.51%           0.87%      (0.42)%       0.45%       15.92%        8%       $    158,805
     0.00         $ 54.13        1.53%           0.88%      (0.43)%       0.45%       10.31%        9%       $    140,173
     0.00         $ 49.75        1.36%           0.82%      (0.37)%       0.45%        4.69%        8%       $    149,501

18 Wells Fargo Advantage Index Fund                Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2008, was comprised of 98 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Index Fund. The Fund is a diversified series of the Trust.

The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

As of the open of business on July 21, 2008, the Wells Fargo Advantage Index Fund (the "Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Wells Fargo Advantage Equity Index Fund (the "Target Fund") (the "Acquisition"). The Acquiring Fund was deemed to be the accounting survivor in the Acquisition.

The Acquisition was completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007. Shareholder approval of the Acquisition was not required or sought under applicable rules of the U.S. Securities and Exchange Commission. The Acquisition was accomplished through the following steps. In a tax-free exchange, the Acquiring Fund issued 5,653,749 of its Class A shares (valued at $273,132,548) and 267,672 of its Class B shares (valued at $12,926,615) in exchange for all of the assets and liabilities of the Target Fund. The aggregate net assets of the Target Fund, representing the aggregate net asset value of the Class A shares and Class B shares of the Target Fund, at the close of business on July 18, 2008 were valued at $286,059,163 and were combined with those of the Acquiring Fund. Each Target Fund then liquidated by distributing (i) Class A shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Class A shares of the Target Fund and (ii) Class B shares of the Acquiring Fund pro rata to the Target Fund shareholders holding Class B shares of the Target Fund. As a result, the Target Fund shareholders received shares of their specified class of the Acquiring Fund with a total value equal to the value of their Target Fund shares at the close of business on July 18, 2008. The Acquiring Fund then transferred in-kind the assets acquired in the Acquisition to the master portfolio in which it invests all or substantially all of its assets in exchange for interests in the master portfolio.

In connection with the Acquisition, the Target Fund will be dissolved and terminated as a series of the Trust. The aggregate net assets of the Acquiring Fund immediately after the Acquisition totaled $1,896,232,148.

The Index Fund seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolio for the year ended September 30, 2008, in which the Index Fund invests are in this report and should be read in conjunction with the Fund's financial statements. As of September 30, 2008, the Index Fund owns the following percentage interest of the Master Portfolio in which it invests:

                                                                   INDEX FUND
                                                                   ----------
INDEX PORTFOLIO                                                        77%

Notes to Financial Statements                Wells Fargo Advantage Index Fund 19

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in the Master Portfolios are valued daily based upon the Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At September 30, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

               UNDISTRIBUTED NET      UNDISTRIBUTED NET
FUND           INVESTMENT INCOME     REALIZED GAIN (LOSS)     PAID-IN CAPITAL
----------     -----------------     --------------------     ---------------
INDEX FUND        $ (344,041)             $ 344,041                 $ 0

FEDERAL INCOME TAXES

The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2008.

20 Wells Fargo Advantage Index Fund                Notes to Financial Statements

Management has analyzed the Index Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2005; May 31, 2006; May 31, 2007; May 31, 2008) are
subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                            CAPITAL LOSS
FUND                            EXPIRATION YEAR             CARRYFORWARDS
----------                      ---------------             -------------
INDEX FUND                           2009                    $ 6,416,403
                                     2010                      2,154,234
                                     2011                        649,101
                                     2012                      2,439,923

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

For each Fund that invests substantially all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding subadviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                            ADMINISTRATION FEES
                                 AVERAGE DAILY                 (% OF AVERAGE
                                   NET ASSETS                 DAILY NET ASSETS)
                                ----------------            --------------------
Fund level                      First $5 billion                    0.05
                                 Next $5 billion                    0.04
                                Over $10 billion                    0.03
Class level

Class A                         All asset levels                    0.28

Class B                         All asset levels                    0.28

Administrator Class             All asset levels                    0.10

Investor Class                  All asset levels                    0.40*

----------------
* Effective February 1, 2008, the class-level administration fee for Investor Class was reduced by 0.05%, as shown in the table. Prior to February 1, 2008, the class-level administration fee for Investor Class was 0.45%.

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. Transfer agent fees are paid by Funds Management and not by the Fund.

Notes to Financial Statements                Wells Fargo Advantage Index Fund 21

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby the Fund is charged the following annual fees:

                                                              % OF AVERAGE
                                                            DAILY NET ASSETS
                                                            ----------------
Class A                                                            0.25

Class B                                                            0.25

Administrator Class                                                0.10

Investor Class                                                     0.25

For the year ended September 30, 2008, shareholder servicing fees paid were as follows:

                                                     ADMINISTRATOR     INVESTOR
FUND                        CLASS A      CLASS B        CLASS            CLASS
-------------------        ---------     -------     -------------     ---------
INDEX FUND                 $ 130,127     $ 5,938      $ 1,659,499      $ 345,490

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended September 30, 2008, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio, including the underlying Master Portfolio's fees and expenses, for the Funds. Net operating expense ratios in effect for the year ended September 30, 2008, were as follows:

                                     NET OPERATING EXPENSE RATIOS
                                     ----------------------------
FUND           CLASS A    CLASS B        ADMINISTRATOR CLASS         INVESTOR CLASS
----------     -------    -------    ----------------------------    --------------
INDEX FUND      0.62%      1.37%                0.25%                     0.45%

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2008, were as follows:

FUND                              PURCHASES AT COST      SALES PROCEEDS
-------------                     -----------------      --------------
Index Fund*                          $ 98,349,554        $ 249,572,256

----------------
* The Fund seeks to achieve its investment objective by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

22 Wells Fargo Advantage Index Fund                Notes to Financial Statements

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Prior to its amendment on September 10, 2008, the agreement permitted borrowings of up to $150 million, collectively. Interest was charged to each Fund based on its borrowing at a rate equal to the Federal Funds rate plus 0.40%. In addition, the Funds paid a quarterly commitment fee equal to 0.1% per annum of the credit line. Pursuant to the amendment to the Credit Agreement entered into on September 10, 2008, interest under the Credit Agreement after such date is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line. For the year ended September 30, 2008, the Index Fund had no borrowings under the Credit Agreement.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year for the fund with a tax year ended May 31, 2008, and May 31, 2007, was as follows:

                      ORDINARY      LONG-TERM     DIVIDENDS PAID
                       INCOME      CAPITAL GAIN    ON REDEMPTION       TOTAL
FUND                    2008           2008            2008            2008
----------          ------------   ------------   --------------   -------------
INDEX FUND          $ 34,002,180   $ 62,721,075        $ 0         $ 96,723,255

                      ORDINARY      LONG-TERM     DIVIDENDS PAID
                       INCOME      CAPITAL GAIN    ON REDEMPTION       TOTAL
FUND                    2007           2007            2007            2007
----------          ------------   ------------   --------------   -------------
INDEX FUND          $ 28,228,785   $ 42,439,145        $ 0         $ 70,667,930

As of May 31, 2008, the tax year-end of the fund, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of loses on wash sales, market-to-market and straddle loss deferred adjustment.

                                                         UNREALIZED
                     UNDISTRIBUTED     UNDISTRIBUTED    APPRECIATION     CAPITAL LOSS
FUND                ORDINARY INCOME   LONG-TERM GAIN   (DEPRECIATION)    CARRYFORWARD*        TOTAL
----------          ---------------   --------------   --------------   ---------------   -------------
INDEX FUND           $ 13,569,586      $ 49,055,175    $ 470,894,168    $ (11,659,661)    $ 521,859,268

----------------
* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor strong fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

Notes to Financial Statements                Wells Fargo Advantage Index Fund 23

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, Management has determined the adoption of SFAS No. 157 will not impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of September 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

24 Wells Fargo Advantage Index Fund                                Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Index Fund, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2008, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Fund of Wells Fargo Funds Trust as of September 30, 2008, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles

                                                [KPMG LLP LOGO]

Philadelphia, Pennsylvania
November 26, 2008

Portfolio of Investments--September 30, 2008                     Wells Fargo Advantage Master Portfolios 25

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                             VALUE
COMMON STOCKS: 99.87%

AMUSEMENT & RECREATION SERVICES: 0.05%
       67,998   INTERNATIONAL GAME TECHNOLOGY                                          $  1,168,206
                                                                                       ------------
APPAREL & ACCESSORY STORES: 0.35%
       19,116   ABERCROMBIE & FITCH COMPANY CLASS A<<                                       754,126
      103,125   GAP INCORPORATED<<                                                        1,833,563
       66,890   KOHL'S CORPORATION+                                                       3,082,291
       62,679   LIMITED BRANDS INCORPORATED<<                                             1,085,600
       35,026   NORDSTROM INCORPORATED<<                                                  1,009,449

                                                                                          7,765,029
                                                                                       ------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.13%
       18,324   JONES APPAREL GROUP INCORPORATED                                            339,177
       20,815   LIZ CLAIBORNE INCORPORATED<<                                                341,990
       12,486   POLO RALPH LAUREN CORPORATION                                               832,067
       19,135   VF CORPORATION<<                                                          1,479,327

                                                                                          2,992,561
                                                                                       ------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.06%
       23,667   AUTONATION INCORPORATED<<+                                                  266,017
        9,175   AUTOZONE INCORPORATED<<+                                                  1,131,645

                                                                                          1,397,662
                                                                                       ------------

AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.03%
       12,399   RYDER SYSTEM INCORPORATED<<                                                 768,738
                                                                                       ------------

BIOPHARMACEUTICALS: 0.91%
       99,907   CELGENE CORPORATION+                                                      6,322,115
       59,004   GENZYME CORPORATION<<+                                                    4,772,834
      202,043   GILEAD SCIENCES INCORPORATED<<+                                           9,209,120

                                                                                         20,304,069
                                                                                       ------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.12%
       27,140   CENTEX CORPORATION                                                          439,668
       60,497   D.R. HORTON INCORPORATED<<                                                  787,671
       16,531   KB HOME<<                                                                   325,330
       31,045   LENNAR CORPORATION CLASS A<<                                                471,574
       46,924   PULTE HOMES INCORPORATED                                                    655,528

                                                                                          2,679,771
                                                                                       ------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.89%
       28,381   FASTENAL COMPANY<<                                                        1,401,738
      373,038   HOME DEPOT INCORPORATED<<                                                 9,657,954
      321,911   LOWE'S COMPANIES INCORPORATED                                             7,626,072
       21,670   SHERWIN-WILLIAMS COMPANY                                                  1,238,657

                                                                                         19,924,421
                                                                                       ------------

BUSINESS SERVICES: 6.40%
      116,504   ADOBE SYSTEMS INCORPORATED                                                4,598,413
       21,363   AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                        1,081,609
       37,144   AKAMAI TECHNOLOGIES INCORPORATED+                                           647,791
       49,407   AUTODESK INCORPORATED<<                                                   1,657,605
      111,763   AUTOMATIC DATA PROCESSING INCORPORATED                                    4,777,868
       41,736   BMC SOFTWARE INCORPORATED+                                                1,194,902
       86,507   CA INCORPORATED                                                           1,726,680

26 Wells Fargo Advantage Master Portfolios                         Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                             VALUE
BUSINESS SERVICES (continued)
       40,056   CITRIX SYSTEMS INCORPORATED<<+                                        $   1,011,815
       64,050   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                       1,462,262
       33,239   COMPUTER SCIENCES CORPORATION+                                            1,335,875
       55,983   COMPUWARE CORPORATION+                                                      542,475
       26,756   CONVERGYS CORPORATION+                                                      395,454
      239,942   EBAY INCORPORATED+                                                        5,369,902
       70,023   ELECTRONIC ARTS INCORPORATED+                                             2,590,151
       28,167   EQUIFAX INCORPORATED                                                        970,353
       41,668   FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED                         769,191
       36,028   FISERV INCORPORATED+                                                      1,704,845
       52,487   GOOGLE INCORPORATED CLASS A+                                             21,022,093
       39,944   IMS HEALTH INCORPORATED                                                     755,341
      104,648   INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                              811,022
       70,503   INTUIT INCORPORATED<<+                                                    2,228,600
      119,379   JUNIPER NETWORKS INCORPORATED<<+                                          2,515,316
       15,887   MASTERCARD INCORPORATED CLASS A<<                                         2,817,242
    1,724,566   MICROSOFT CORPORATION                                                    46,028,667
       27,229   MONSTER WORLDWIDE INCORPORATED<<+                                           405,984
       75,829   NOVELL INCORPORATED+                                                        389,761
       70,018   OMNICOM GROUP INCORPORATED                                                2,699,894
      860,616   ORACLE CORPORATION+                                                      17,479,111
       34,243   ROBERT HALF INTERNATIONAL INCORPORATED                                      847,514
       22,854   SALESFORCE.COM INCORPORATED<<+                                            1,106,134
      165,373   SUN MICROSYSTEMS INCORPORATED+                                            1,256,833
      184,293   SYMANTEC CORPORATION+                                                     3,608,457
       43,416   TOTAL SYSTEM SERVICES INCORPORATED                                          712,022
       78,971   UNISYS CORPORATION                                                          217,170
       42,435   VERISIGN INCORPORATED<<+                                                  1,106,705
      304,364   YAHOO! INCORPORATED<<+                                                    5,265,497

                                                                                        143,110,554
                                                                                      -------------

CHEMICALS & ALLIED PRODUCTS: 11.44%
      338,573   ABBOTT LABORATORIES                                                      19,495,033
       46,526   AIR PRODUCTS & CHEMICALS INCORPORATED                                     3,186,566
      232,379   AMGEN INCORPORATED+                                                      13,773,103
       23,388   AVERY DENNISON CORPORATION<<                                              1,040,298
       93,496   AVON PRODUCTS INCORPORATED                                                3,886,629
       23,902   BARR PHARMACEUTICALS INCORPORATED+                                        1,560,801
       63,749   BIOGEN IDEC INCORPORATED<<+                                               3,205,937
      434,788   BRISTOL-MYERS SQUIBB COMPANY                                              9,065,330
       12,407   CF INDUSTRIES HOLDINGS INCORPORATED                                       1,134,744
       30,328   CLOROX COMPANY                                                            1,901,262
      111,075   COLGATE-PALMOLIVE COMPANY                                                 8,369,501
      203,153   DOW CHEMICAL COMPANY                                                      6,456,202
      198,144   E.I. DU PONT DE NEMOURS & COMPANY                                         7,985,203
       16,778   EASTMAN CHEMICAL COMPANY                                                    923,797
       38,558   ECOLAB INCORPORATED                                                       1,870,834
      219,745   ELI LILLY & COMPANY                                                       9,675,372
       25,218   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                               1,258,630
       66,958   FOREST LABORATORIES INCORPORATED+                                         1,893,572
       35,020   HOSPIRA INCORPORATED+                                                     1,337,764
       17,254   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                             680,843
      613,762   JOHNSON & JOHNSON                                                        42,521,431
       54,137   KING PHARMACEUTICALS INCORPORATED+                                          518,632
      120,798   MONSANTO COMPANY                                                         11,956,586
       66,875   MYLAN LABORATORIES INCORPORATED<<                                           763,713
    1,480,541   PFIZER INCORPORATED                                                      27,301,176

Portfolio of Investments--September 30, 2008                     Wells Fargo Advantage Master Portfolios 27

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                             VALUE
CHEMICALS & ALLIED PRODUCTS (continued)
       36,046   PPG INDUSTRIES INCORPORATED<<                                         $   2,102,203
       69,180   PRAXAIR INCORPORATED                                                      4,962,973
      666,433   PROCTER & GAMBLE COMPANY<<                                               46,443,716
       27,201   ROHM & HAAS COMPANY<<                                                     1,904,070
      357,032   SCHERING-PLOUGH CORPORATION                                               6,594,381
       27,666   SIGMA-ALDRICH CORPORATION                                                 1,450,252
      292,865   WYETH                                                                    10,818,433

                                                                                        256,038,987
                                                                                      -------------

COAL MINING: 0.23%
       40,233   CONSOL ENERGY INCORPORATED<<                                              1,846,292
       18,573   MASSEY ENERGY COMPANY                                                       662,499
       59,727   PEABODY ENERGY CORPORATION                                                2,687,715

                                                                                          5,196,506
                                                                                      -------------

COMMUNICATIONS: 3.75%
       86,522   AMERICAN TOWER CORPORATION CLASS A                                        3,112,196
    1,294,294   AT&T INCORPORATED<<                                                      36,136,688
       22,479   CENTURYTEL INCORPORATED                                                     823,855
      640,925   COMCAST CORPORATION CLASS A                                              12,581,358
      126,780   DIRECTV GROUP INCORPORATED<<                                              3,317,833
       31,299   EMBARQ CORPORATION                                                        1,269,174
      326,003   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<                         1,052,990
       19,739   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                   716,723
      626,873   SPRINT NEXTEL CORPORATION<<                                               3,823,925
      625,454   VERIZON COMMUNICATIONS INCORPORATED                                      20,070,819
       96,552   WINDSTREAM CORPORATION                                                    1,056,279

                                                                                         83,961,840
                                                                                      -------------

DEPOSITORY INSTITUTIONS: 8.39%
    1,001,549   BANK OF AMERICA CORPORATION<<                                            35,054,218
      251,714   BANK OF NEW YORK MELLON CORPORATION                                       8,200,842
      120,685   BB&T CORPORATION<<                                                        4,561,893
    1,195,985   CITIGROUP INCORPORATED<<                                                 24,529,652
       33,043   COMERICA INCORPORATED<<                                                   1,083,480
      126,844   FIFTH THIRD BANCORP                                                       1,509,444
       44,309   FIRST HORIZON NATIONAL CORPORATION<<                                        414,737
      114,137   HUDSON CITY BANCORP INCORPORATED<<                                        2,105,828
       80,418   HUNTINGTON BANCSHARES INCORPORATED<<                                        642,540
      809,117   JPMORGAN CHASE & COMPANY                                                 37,785,764
      108,642   KEYCORP<<                                                                 1,297,185
       16,943   M&T BANK CORPORATION<<                                                    1,512,163
       56,982   MARSHALL & ILSLEY CORPORATION<<                                           1,148,187
      167,186   NATIONAL CITY CORPORATION<<                                                 292,576
       48,549   NORTHERN TRUST CORPORATION                                                3,505,238
       76,102   PNC FINANCIAL SERVICES GROUP<<                                            5,684,819
      152,600   REGIONS FINANCIAL CORPORATION<<                                           1,464,960
      119,358   SOVEREIGN BANCORP INCORPORATED                                              471,465
       94,825   STATE STREET CORPORATION                                                  5,393,646
       77,681   SUNTRUST BANKS INCORPORATED                                               3,494,868
      382,611   US BANCORP                                                               13,781,648
      474,154   WACHOVIA CORPORATION                                                      1,659,539
      325,860   WASHINGTON MUTUAL INCORPORATED<<                                             26,721
      726,755   WELLS FARGO & COMPANY<<(l)                                               27,275,115
      160,141   WESTERN UNION COMPANY<<                                                   3,950,678
       25,186   ZIONS BANCORPORATION<<                                                      974,698

                                                                                        187,821,904
                                                                                      -------------

28 Wells Fargo Advantage Master Portfolios                         Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                  VALUE
E-COMMERCE/SERVICES: 0.23%
       70,159   AMAZON.COM INCORPORATED+                                                  $   5,104,769
                                                                                          -------------

EATING & DRINKING PLACES: 0.87%
       30,846   DARDEN RESTAURANTS INCORPORATED                                                 883,121
      247,015   MCDONALD'S CORPORATION                                                       15,240,826
      102,947   YUM! BRANDS INCORPORATED                                                      3,357,102

                                                                                             19,481,049
                                                                                          -------------

EDUCATIONAL SERVICES: 0.06%
       23,325   APOLLO GROUP INCORPORATED CLASS A<<+                                          1,383,173
                                                                                          -------------

ELECTRIC, GAS & SANITARY SERVICES: 4.01%
      147,757   AES CORPORATION<<                                                             1,727,279
       37,087   ALLEGHENY ENERGY INCORPORATED                                                 1,363,689
       74,428   ALLIED WASTE INDUSTRIES INCORPORATED+                                           826,895
       46,168   AMEREN CORPORATION                                                            1,801,937
       88,349   AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                  3,271,563
       75,075   CENTERPOINT ENERGY INCORPORATED                                               1,093,843
       49,479   CMS ENERGY CORPORATION                                                          617,003
       60,001   CONSOLIDATED EDISON INCORPORATED                                              2,577,643
       39,167   CONSTELLATION ENERGY GROUP INCORPORATED                                         951,758
      127,373   DOMINION RESOURCES INCORPORATED<<                                             5,449,017
       35,820   DTE ENERGY COMPANY<<                                                          1,437,098
      277,812   DUKE ENERGY CORPORATION                                                       4,842,263
      111,034   DYNEGY INCORPORATED CLASS A                                                     397,502
       71,558   EDISON INTERNATIONAL                                                          2,855,164
      154,006   EL PASO CORPORATION                                                           1,965,117
       42,076   ENTERGY CORPORATION                                                           3,745,185
      144,371   EXELON CORPORATION                                                            9,040,512
       66,951   FIRSTENERGY CORPORATION                                                       4,485,047
       89,717   FPL GROUP INCORPORATED                                                        4,512,765
       69,394   FRONTIER COMMUNICATIONS CORPORATION                                             798,031
       16,785   INTEGRYS ENERGY GROUP INCORPORATED                                              838,243
        9,916   NICOR INCORPORATED                                                              439,775
       60,229   NISOURCE INCORPORATED                                                           888,980
       44,312   PEPCO HOLDINGS INCORPORATED                                                   1,015,188
       78,750   PG&E CORPORATION                                                              2,949,188
       22,124   PINNACLE WEST CAPITAL CORPORATION                                               761,287
       82,250   PPL CORPORATION                                                               3,044,895
       57,540   PROGRESS ENERGY INCORPORATED                                                  2,481,700
      111,678   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                  3,661,922
       38,080   QUESTAR CORPORATION                                                           1,558,234
       54,112   SEMPRA ENERGY                                                                 2,731,033
      135,037   SPECTRA ENERGY CORPORATION                                                    3,213,881
       46,724   TECO ENERGY INCORPORATED                                                        734,969
      169,158   THE SOUTHERN COMPANY                                                          6,375,565
      107,722   WASTE MANAGEMENT INCORPORATED                                                 3,392,150
       97,956   XCEL ENERGY INCORPORATED                                                      1,958,140

                                                                                             89,804,461
                                                                                          -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 6.67%
      133,359   ADVANCED MICRO DEVICES INCORPORATED<<+                                          700,135
       66,068   ALTERA CORPORATION<<                                                          1,366,286
       38,832   AMPHENOL CORPORATION CLASS A                                                  1,558,716
       63,791   ANALOG DEVICES INCORPORATED                                                   1,680,893
       96,935   BROADCOM CORPORATION CLASS A+                                                 1,805,899

Portfolio of Investments--September 30, 2008                     Wells Fargo Advantage Master Portfolios 29

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                      VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)
       19,838   CIENA CORPORATION<<+                                                           $     199,967
    1,297,399   CISCO SYSTEMS INCORPORATED+                                                       29,269,321
       38,214   COOPER INDUSTRIES LIMITED CLASS A<<                                                1,526,649
      170,422   EMERSON ELECTRIC COMPANY                                                           6,951,513
    2,184,910   GENERAL ELECTRIC COMPANY<<                                                        55,715,205
       12,855   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                         437,970
       46,130   JABIL CIRCUIT INCORPORATED                                                           440,080
       47,084   JDS UNIPHASE CORPORATION<<+                                                          398,331
       38,045   KLA-TENCOR CORPORATION                                                             1,204,124
       26,668   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                           2,621,998
       48,654   LINEAR TECHNOLOGY CORPORATION                                                      1,491,732
      141,360   LSI LOGIC CORPORATION+                                                               757,690
       49,614   MEMC ELECTRONIC MATERIALS INCORPORATED+                                            1,402,092
       40,440   MICROCHIP TECHNOLOGY INCORPORATED<<                                                1,190,149
      167,149   MICRON TECHNOLOGY INCORPORATED<<                                                     676,953
       31,333   MOLEX INCORPORATED                                                                   703,426
      497,551   MOTOROLA INCORPORATED                                                              3,552,514
       42,821   NATIONAL SEMICONDUCTOR CORPORATION                                                   736,949
       71,906   NETAPP INCORPORATED+                                                               1,310,846
       21,776   NOVELLUS SYSTEMS INCORPORATED<<+                                                     427,681
      122,243   NVIDIA CORPORATION+                                                                1,309,223
       28,811   QLOGIC CORPORATION<<+                                                                442,537
      360,408   QUALCOMM INCORPORATED                                                             15,486,732
       35,012   ROCKWELL COLLINS INCORPORATED                                                      1,683,727
       87,319   TELLABS INCORPORATED+                                                                354,515
      287,911   TEXAS INSTRUMENTS INCORPORATED<<                                                   6,190,087
      103,734   TYCO ELECTRONICS LIMITED                                                           2,869,282
       16,348   WHIRLPOOL CORPORATION<<                                                            1,296,233
       60,716   XILINX INCORPORATED                                                                1,423,790

                                                                                                 149,183,245
                                                                                               -------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.33%
       39,314   FLUOR CORPORATION                                                                  2,189,790
       26,886   JACOBS ENGINEERING GROUP INCORPORATED+                                             1,460,179
       43,354   MOODY'S CORPORATION<<                                                              1,474,036
       70,469   PAYCHEX INCORPORATED                                                               2,327,591

                                                                                                   7,451,596
                                                                                               -------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.33%
       21,235   BALL CORPORATION                                                                     838,570
       32,927   FORTUNE BRANDS INCORPORATED                                                        1,888,693
       87,833   ILLINOIS TOOL WORKS INCORPORATED                                                   3,904,177
       12,615   SNAP-ON INCORPORATED                                                                 664,306

                                                                                                   7,295,746
                                                                                               -------------

FINANCIAL SERVICES: 0.04%
       35,099   JANUS CAPITAL GROUP INCORPORATED                                                     852,204
                                                                                               -------------

FOOD & KINDRED PRODUCTS: 4.52%
      157,925   ANHEUSER-BUSCH COMPANIES INCORPORATED                                             10,246,174
      141,502   ARCHER DANIELS MIDLAND COMPANY<<                                                   3,100,309
       46,510   CAMPBELL SOUP COMPANY                                                              1,795,286
       69,643   COCA-COLA ENTERPRISES INCORPORATED                                                 1,167,913
       99,495   CONAGRA FOODS INCORPORATED                                                         1,936,173
       42,572   CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                         913,595
       73,841   GENERAL MILLS INCORPORATED                                                         5,074,354

30 Wells Fargo Advantage Master Portfolios                         Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                       VALUE
FOOD & KINDRED PRODUCTS (continued)
       68,593   H.J. HEINZ COMPANY<<                                                           $   3,427,592
       24,754   HERCULES INCORPORATED                                                                489,882
       54,997   KELLOGG COMPANY                                                                    3,085,332
      333,428   KRAFT FOODS INCORPORATED CLASS A                                                  10,919,767
       28,322   MCCORMICK & COMPANY INCORPORATED                                                   1,088,981
       33,085   MOLSON COORS BREWING COMPANY                                                       1,546,724
       29,995   PEPSI BOTTLING GROUP INCORPORATED                                                    874,954
      343,839   PEPSICO INCORPORATED                                                              24,505,406
      155,144   SARA LEE CORPORATION<<                                                             1,959,469
      436,604   THE COCA-COLA COMPANY                                                             23,087,620
       36,398   THE HERSHEY COMPANY<<                                                              1,439,177
       65,898   TYSON FOODS INCORPORATED CLASS A                                                     786,822
       47,317   WM. WRIGLEY JR. COMPANY                                                            3,756,970

                                                                                                 101,202,500
                                                                                               -------------

FOOD STORES: 0.41%
      143,839   KROGER COMPANY                                                                     3,952,696
       95,628   SAFEWAY INCORPORATED                                                               2,268,296
      160,463   STARBUCKS CORPORATION+                                                             2,386,085
       30,811   WHOLE FOODS MARKET INCORPORATED<<                                                    617,144

                                                                                                   9,224,221
                                                                                               -------------

FORESTRY: 0.13%
       46,404   WEYERHAEUSER COMPANY                                                               2,811,154
                                                                                               -------------

FURNITURE & FIXTURES: 0.15%
       35,303   LEGGETT & PLATT INCORPORATED<<                                                       769,252
       79,067   MASCO CORPORATION                                                                  1,418,462
       60,860   NEWELL RUBBERMAID INCORPORATED                                                     1,050,444

                                                                                                   3,238,158
                                                                                               -------------

GENERAL MERCHANDISE STORES: 2.06%
       18,015   BIG LOTS INCORPORATED+                                                               501,357
       30,682   FAMILY DOLLAR STORES INCORPORATED                                                    727,163
       48,775   JCPENNEY COMPANY INCORPORATED                                                      1,626,159
       92,366   MACY'S INCORPORATED                                                                1,660,741
       12,494   SEARS HOLDINGS CORPORATION<<+                                                      1,168,189
      165,747   TARGET CORPORATION                                                                 8,129,890
       92,116   TJX COMPANIES INCORPORATED<<                                                       2,811,380
      492,496   WAL-MART STORES INCORPORATED                                                      29,495,585

                                                                                                  46,120,464
                                                                                               -------------

HEALTH SERVICES: 0.36%
       78,881   CARDINAL HEALTH INCORPORATED                                                       3,887,256
       22,929   DAVITA INCORPORATED+                                                               1,307,182
       24,423   LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                      1,697,399
       91,108   TENET HEALTHCARE CORPORATION+                                                        505,649
       22,943   WATSON PHARMACEUTICALS INCORPORATED+                                                 653,876

                                                                                                   8,051,362
                                                                                               -------------

HOLDING & OTHER INVESTMENT OFFICES: 1.30%
       18,805   APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A<<                                  658,551
       16,921   AVALONBAY COMMUNITIES INCORPORATED                                                 1,665,365
       26,314   BOSTON PROPERTIES INCORPORATED                                                     2,464,569
       26,415   DEVELOPERS DIVERSIFIED REALTY CORPORATION<<                                          837,091

Portfolio of Investments--September 30, 2008                     Wells Fargo Advantage Master Portfolios 31

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                       VALUE
HOLDING & OTHER INVESTMENT OFFICES (continued)
       59,504   EQUITY RESIDENTIAL<<                                                           $   2,642,573
       49,977   GENERAL GROWTH PROPERTIES INCORPORATED                                               754,653
       55,268   HCP INCORPORATED<<                                                                 2,217,905
      114,092   HOST HOTELS & RESORTS INCORPORATED                                                 1,516,283
       49,873   KIMCO REALTY CORPORATION                                                           1,842,309
       37,585   PLUM CREEK TIMBER COMPANY<<                                                        1,873,988
       57,647   PROLOGIS                                                                           2,379,092
       27,504   PUBLIC STORAGE INCORPORATED                                                        2,723,171
       49,426   SIMON PROPERTY GROUP INCORPORATED<<                                                4,794,322
       30,081   VORNADO REALTY TRUST<<                                                             2,735,867

                                                                                                  29,105,739
                                                                                               -------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.21%
       57,194   BED BATH & BEYOND INCORPORATED<<+                                                  1,796,464
       74,188   BEST BUY COMPANY INCORPORATED                                                      2,782,050

                                                                                                   4,578,514
                                                                                               -------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.16%
       64,903   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                        1,693,319
       41,008   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                   1,153,965
       38,977   WYNDHAM WORLDWIDE CORPORATION                                                        612,329

                                                                                                   3,459,613
                                                                                               -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 7.87%
      153,520   3M COMPANY                                                                        10,486,951
      194,567   APPLE INCORPORATED+                                                               22,114,485
      294,672   APPLIED MATERIALS INCORPORATED<<                                                   4,458,387
       67,698   BAKER HUGHES INCORPORATED<<                                                        4,098,437
       13,171   BLACK & DECKER CORPORATION<<                                                         800,138
       47,810   CAMERON INTERNATIONAL CORPORATION<<+                                               1,842,597
      133,693   CATERPILLAR INCORPORATED<<                                                         7,968,103
       44,519   CUMMINS INCORPORATED                                                               1,946,371
       93,784   DEERE & COMPANY                                                                    4,642,308
      382,805   DELL INCORPORATED+                                                                 6,308,626
       41,257   DOVER CORPORATION                                                                  1,672,971
       36,502   EATON CORPORATION                                                                  2,050,682
      454,755   EMC CORPORATION                                                                    5,438,870
       35,878   GAMESTOP CORPORATION CLASS A<<+                                                    1,227,386
      537,902   HEWLETT-PACKARD COMPANY                                                           24,872,588
       69,958   INGERSOLL-RAND COMPANY LIMITED CLASS A                                             2,180,591
    1,234,774   INTEL CORPORATION                                                                 23,127,317
      297,566   INTERNATIONAL BUSINESS MACHINES CORPORATION                                       34,803,319
       19,322   LEXMARK INTERNATIONAL INCORPORATED+                                                  629,318
       28,612   MANITOWOC COMPANY INCORPORATED                                                       444,917
       91,670   NATIONAL OILWELL VARCO INCORPORATED+                                               4,604,584
       26,328   PALL CORPORATION                                                                     905,420
       36,816   PARKER HANNIFIN CORPORATION                                                        1,951,248
       45,636   PITNEY BOWES INCORPORATED                                                          1,517,853
       49,419   SANDISK CORPORATION<<+                                                               966,141
       47,439   SMITH INTERNATIONAL INCORPORATED                                                   2,781,823
       17,258   STANLEY WORKS<<                                                                      720,349
       39,204   TERADATA CORPORATION+                                                                764,478
       21,348   TEREX CORPORATION+                                                                   651,541

                                                                                                 175,977,799
                                                                                               -------------

32 Wells Fargo Advantage Master Portfolios                         Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                      VALUE

INSURANCE AGENTS, BROKERS & SERVICE: 0.44%
       60,985   AON CORPORATION                                                                $  2,741,886
       37,094   HUMANA INCORPORATED                                                               1,528,273
      112,649   MARSH & MCLENNAN COMPANIES INCORPORATED                                           3,577,732
       75,882   UNUMPROVIDENT CORPORATION<<                                                       1,904,638

                                                                                                  9,752,529
                                                                                               ------------

INSURANCE CARRIERS: 3.50%
      103,578   AETNA INCORPORATED                                                                3,740,202
      104,591   AFLAC INCORPORATED                                                                6,144,721
      118,934   ALLSTATE CORPORATION<<                                                            5,485,236
      590,555   AMERICAN INTERNATIONAL GROUP INCORPORATED<<                                       1,966,548
       26,047   ASSURANT INCORPORATED                                                             1,432,585
       79,190   CHUBB CORPORATION                                                                 4,347,531
       60,367   CIGNA CORPORATION                                                                 2,051,271
       35,664   CINCINNATI FINANCIAL CORPORATION                                                  1,014,284
       95,116   GENWORTH FINANCIAL INCORPORATED                                                     818,949
       66,173   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                    2,712,431
       38,865   LEUCADIA NATIONAL CORPORATION<<                                                   1,766,026
       56,407   LINCOLN NATIONAL CORPORATION                                                      2,414,784
       79,529   LOEWS CORPORATION                                                                 3,140,600
       42,940   MBIA INCORPORATED<<                                                                 510,986
      150,818   METLIFE INCORPORATED                                                              8,445,808
       27,469   MGIC INVESTMENT CORPORATION<<                                                       193,107
       56,919   PRINCIPAL FINANCIAL GROUP INCORPORATED                                            2,475,407
       93,783   PRUDENTIAL FINANCIAL INCORPORATED                                                 6,752,376
      148,372   THE PROGRESSIVE CORPORATION<<                                                     2,581,673
      129,758   THE TRAVELERS COMPANIES INCORPORATED                                              5,865,062
       19,158   TORCHMARK CORPORATION                                                             1,145,648
      267,435   UNITEDHEALTH GROUP INCORPORATED                                                   6,790,175
      112,305   WELLPOINT INCORPORATED+                                                           5,252,505
       68,539   XL CAPITAL LIMITED CLASS A<<                                                      1,229,590

                                                                                                 78,277,505
                                                                                               ------------

LEATHER & LEATHER PRODUCTS: 0.08%
       73,991   COACH INCORPORATED+                                                               1,852,735
                                                                                               ------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 1.82%
       78,527   AGILENT TECHNOLOGIES INCORPORATED+                                                2,329,111
       37,229   APPLIED BIOSYSTEMS                                                                1,275,093
       53,495   BECTON DICKINSON & COMPANY                                                        4,293,509
      329,589   BOSTON SCIENTIFIC CORPORATION<<+                                                  4,044,061
       21,818   C.R. BARD INCORPORATED<<                                                          2,069,874
      110,213   COVIDIEN LIMITED                                                                  5,925,051
       56,039   DANAHER CORPORATION                                                               3,889,107
       63,296   EASTMAN KODAK COMPANY                                                               973,492
       12,121   MILLIPORE CORPORATION<<                                                             833,925
       26,247   PERKINELMER INCORPORATED                                                            655,388
       34,714   QUEST DIAGNOSTICS INCORPORATED                                                    1,793,672
       91,565   RAYTHEON COMPANY                                                                  4,899,643
       31,976   ROCKWELL AUTOMATION INCORPORATED                                                  1,193,984
       37,087   TERADYNE INCORPORATED+                                                              289,649
       92,029   THERMO FISHER SCIENTIFIC INCORPORATED+                                            5,061,595
       21,740   WATERS CORPORATION<<+                                                             1,264,833

                                                                                                 40,791,987
                                                                                               ------------

Portfolio of Investments--September 30, 2008                     Wells Fargo Advantage Master Portfolios 33

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                      VALUE
MEDICAL EQUIPMENT & SUPPLIES: 0.86%
        8,529   INTUITIVE SURGICAL INCORPORATED+                                               $  2,055,318
      247,810   MEDTRONIC INCORPORATED                                                           12,415,281
       75,068   ST. JUDE MEDICAL INCORPORATED<<                                                   3,264,707
       27,420   VARIAN MEDICAL SYSTEMS INCORPORATED<<                                             1,566,505

                                                                                                 19,301,811
                                                                                               ------------

MEDICAL MANAGEMENT SERVICES: 0.45%
       32,531   COVENTRY HEALTH CARE INCORPORATED+                                                1,058,884
       54,167   EXPRESS SCRIPTS INCORPORATED<<+                                                   3,998,608
      111,067   MEDCO HEALTH SOLUTIONS INCORPORATED+                                              4,998,015

                                                                                                 10,055,507
                                                                                               ------------

MEDICAL PRODUCTS: 1.52%
       67,539   ALLERGAN INCORPORATED                                                             3,478,259
      137,854   BAXTER INTERNATIONAL INCORPORATED                                                 9,047,358
      470,557   MERCK & COMPANY INCORPORATED                                                     14,850,779
       54,334   STRYKER CORPORATION                                                               3,385,008
       49,468   ZIMMER HOLDINGS INCORPORATED+                                                     3,193,654

                                                                                                 33,955,058
                                                                                               ------------

METAL MINING: 0.39%
       84,329   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                               4,794,104
      100,301   NEWMONT MINING CORPORATION                                                        3,887,667

                                                                                                  8,681,771
                                                                                               ------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.08%
       24,123   VULCAN MATERIALS COMPANY<<                                                        1,797,164
                                                                                               ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.31%
       27,576   HASBRO INCORPORATED                                                                 957,439
       79,183   MATTEL INCORPORATED                                                               1,428,461
       27,236   TIFFANY & COMPANY                                                                   967,423
      104,285   TYCO INTERNATIONAL LIMITED                                                        3,652,061

                                                                                                  7,005,384
                                                                                               ------------

MISCELLANEOUS RETAIL: 1.25%
       95,490   COSTCO WHOLESALE CORPORATION                                                      6,200,166
      315,213   CVS CAREMARK CORPORATION                                                         10,610,070
       12,565   DILLARD'S INCORPORATED CLASS A                                                      148,267
       60,396   OFFICE DEPOT INCORPORATED<<+                                                        351,505
       28,801   RADIOSHACK CORPORATION<<                                                            497,681
      156,168   STAPLES INCORPORATED<<                                                            3,513,769
      217,410   WALGREEN COMPANY<<                                                                6,731,014

                                                                                                 28,052,472
                                                                                               ------------

MOTION PICTURES: 1.30%
      504,267   NEWS CORPORATION CLASS A<<                                                        6,046,161
      786,904   TIME WARNER INCORPORATED                                                         10,316,311
      412,123   WALT DISNEY COMPANY                                                              12,648,055

                                                                                                 29,010,527
                                                                                               ------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.86%
       68,347   FEDEX CORPORATION                                                                 5,402,147
      221,425   UNITED PARCEL SERVICE INCORPORATED CLASS B                                       13,925,418

                                                                                                 19,327,565
                                                                                               ------------

34 Wells Fargo Advantage Master Portfolios                         Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                      VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.78%
       45,465   AMERICAN CAPITAL LIMITED<<                                                     $   1,159,812
      254,638   AMERICAN EXPRESS COMPANY                                                           9,021,824
       82,523   CAPITAL ONE FINANCIAL CORPORATION<<                                                4,208,673
       62,674   CIT GROUP INCORPORATED                                                               436,211
      105,279   DISCOVER FINANCIAL SERVICES                                                        1,454,956
      102,633   SLM CORPORATION                                                                    1,266,491
                                                                                                  17,547,967
                                                                                               -------------

OFFICE EQUIPMENT: 0.10%
      191,570   XEROX CORPORATION                                                                  2,208,802
                                                                                               -------------

OIL & GAS EXTRACTION: 4.60%
      102,891   ANADARKO PETROLEUM CORPORATION                                                     4,991,242
       73,456   APACHE CORPORATION<<                                                               7,659,992
       64,605   BJ SERVICES COMPANY                                                                1,235,894
       22,699   CABOT OIL & GAS CORPORATION                                                          820,342
      114,482   CHESAPEAKE ENERGY CORPORATION                                                      4,105,325
       97,033   DEVON ENERGY CORPORATION                                                           8,849,410
       31,474   ENSCO INTERNATIONAL INCORPORATED                                                   1,813,847
       54,645   EOG RESOURCES INCORPORATED                                                         4,888,542
      192,590   HALLIBURTON COMPANY                                                                6,237,990
       61,530   NABORS INDUSTRIES LIMITED+                                                         1,533,328
       59,109   NOBLE CORPORATION                                                                  2,594,885
       37,929   NOBLE ENERGY INCORPORATED                                                          2,108,473
      179,456   OCCIDENTAL PETROLEUM CORPORATION                                                  12,642,675
       26,281   PIONEER NATURAL RESOURCES COMPANY                                                  1,373,971
       34,065   RANGE RESOURCES CORPORATION                                                        1,460,367
       24,819   ROWAN COMPANIES INCORPORATED                                                         758,220
      263,470   SCHLUMBERGER LIMITED                                                              20,574,372
       75,374   SOUTHWESTERN ENERGY COMPANY                                                        2,301,922
       70,070   TRANSOCEAN INCORPORATED                                                            7,696,531
      149,492   WEATHERFORD INTERNATIONAL LIMITED+                                                 3,758,229
      120,649   XTO ENERGY INCORPORATED                                                            5,612,591

                                                                                                 103,018,148
                                                                                               -------------

PAPER & ALLIED PRODUCTS: 0.21%
       21,887   BEMIS COMPANY INCORPORATED<<                                                         573,658
       93,904   INTERNATIONAL PAPER COMPANY<<                                                      2,458,407
       37,515   MEADWESTVACO CORPORATION                                                             874,475
       28,753   PACTIV CORPORATION+                                                                  713,937

                                                                                                   4,620,477
                                                                                               -------------

PERSONAL SERVICES: 0.11%
       29,029   CINTAS CORPORATION                                                                   833,423
       72,059   H & R BLOCK INCORPORATED                                                           1,639,342

                                                                                                   2,472,765
                                                                                               -------------

PETROLEUM REFINING & RELATED INDUSTRIES: 7.57%
       12,454   ASHLAND INCORPORATED<<                                                               364,155
      451,228   CHEVRON CORPORATION<<                                                             37,217,285
      333,798   CONOCOPHILLIPS                                                                    24,450,704
    1,140,772   EXXON MOBIL CORPORATION<<                                                         88,592,354
       62,165   HESS CORPORATION                                                                   5,102,503
      154,961   MARATHON OIL CORPORATION                                                           6,178,295
       41,825   MURPHY OIL CORPORATION                                                             2,682,656

Portfolio of Investments--September 30, 2008                     Wells Fargo Advantage Master Portfolios 35

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                      VALUE
PETROLEUM REFINING & RELATED INDUSTRIES (continued)
       25,666   SUNOCO INCORPORATED                                                            $     913,196
       30,286   TESORO PETROLEUM CORPORATION<<                                                       499,416
      114,902   VALERO ENERGY CORPORATION                                                          3,481,531

                                                                                                 169,482,095
                                                                                               -------------

PIPELINES: 0.13%
      126,566   THE WILLIAMS COMPANIES INCORPORATED                                                2,993,286
                                                                                               -------------

PRIMARY METAL INDUSTRIES: 0.57%
       24,643   AK STEEL HOLDING CORPORATION<<                                                       638,747
      178,648   ALCOA INCORPORATED<<                                                               4,033,872
       22,026   ALLEGHENY TECHNOLOGIES INCORPORATED                                                  650,868
       69,530   NUCOR CORPORATION                                                                  2,746,435
       30,606   PRECISION CASTPARTS CORPORATION                                                    2,411,141
       18,690   TITANIUM METALS CORPORATION<<                                                        211,945
       25,804   UNITED STATES STEEL CORPORATION                                                    2,002,648

                                                                                                  12,695,656
                                                                                               -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.50%
      149,333   CBS CORPORATION CLASS B<<                                                          2,177,275
       50,101   GANNETT COMPANY INCORPORATED<<                                                       847,208
       69,755   MCGRAW-HILL COMPANIES INCORPORATED                                                 2,204,956
        7,950   MEREDITH CORPORATION<<                                                               222,918
       25,578   NEW YORK TIMES COMPANY CLASS A<<                                                     365,510
       46,122   RR DONNELLEY & SONS COMPANY<<                                                      1,131,373
      136,373   VIACOM INCORPORATED CLASS B<<+                                                     3,387,505
        1,316   WASHINGTON POST COMPANY CLASS B                                                      732,696

                                                                                                  11,069,441
                                                                                               -------------

RAILROAD TRANSPORTATION: 1.07%
       62,026   BURLINGTON NORTHERN SANTA FE CORPORATION                                           5,733,063
       89,531   CSX CORPORATION<<                                                                  4,885,707
       82,405   NORFOLK SOUTHERN CORPORATION                                                       5,456,035
      111,830   UNION PACIFIC CORPORATION                                                          7,957,823

                                                                                                  24,032,628
                                                                                               -------------

REAL ESTATE: 0.02%
       37,776   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                         505,065
                                                                                               -------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.07%
       34,721   SEALED AIR CORPORATION                                                               763,515
       52,962   THE GOODYEAR TIRE & RUBBER COMPANY                                                   810,848

                                                                                                   1,574,363
                                                                                               -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 2.34%
       47,645   AMERIPRISE FINANCIAL INCORPORATED                                                  1,820,039
      204,892   CHARLES SCHWAB CORPORATION                                                         5,327,192
       14,736   CME GROUP INCORPORATED                                                             5,474,571
      117,992   E*TRADE FINANCIAL CORPORATION<<+                                                     330,378
       19,300   FEDERATED INVESTORS INCORPORATED CLASS B                                             556,805
       33,443   FRANKLIN RESOURCES INCORPORATED                                                    2,947,332
       95,420   GOLDMAN SACHS GROUP INCORPORATED                                                  12,213,760
       16,556   INTERCONTINENTAL EXCHANGE INCORPORATED+                                            1,335,738
       84,944   INVESCO LIMITED<<                                                                  1,782,125
       31,131   LEGG MASON INCORPORATED                                                            1,184,846

36 Wells Fargo Advantage Master Portfolios                         Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

       SHARES   SECURITY NAME                                                                      VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (continued)
      336,359   MERRILL LYNCH & COMPANY INCORPORATED                                           $  8,509,883
      243,575   MORGAN STANLEY                                                                    5,602,225
       58,422   NYSE EURONEXT INCORPORATED<<                                                      2,288,974
       56,828   T. ROWE PRICE GROUP INCORPORATED<<                                                3,052,232

                                                                                                 52,426,100
                                                                                               ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.24%
      346,561   CORNING INCORPORATED                                                              5,420,214
                                                                                               ------------

TOBACCO PRODUCTS: 1.67%
      452,383   ALTRIA GROUP INCORPORATED                                                         8,975,279
       38,200   LORILLARD INCORPORATED                                                            2,717,930
      452,708   PHILIP MORRIS INTERNATIONAL                                                      21,775,255
       37,336   REYNOLDS AMERICAN INCORPORATED                                                    1,815,276
       32,406   UST INCORPORATED                                                                  2,156,295

                                                                                                 37,440,035
                                                                                               ------------

TRANSPORTATION BY AIR: 0.11%
      161,195   SOUTHWEST AIRLINES COMPANY                                                        2,338,939
                                                                                               ------------

TRANSPORTATION EQUIPMENT: 2.99%
      162,581   BOEING COMPANY                                                                    9,324,020
      496,666   FORD MOTOR COMPANY<<                                                              2,582,663
       87,251   GENERAL DYNAMICS CORPORATION                                                      6,423,419
      124,347   GENERAL MOTORS CORPORATION<<                                                      1,175,079
       35,537   GENUINE PARTS COMPANY                                                             1,428,943
       27,477   GOODRICH CORPORATION                                                              1,143,043
       51,685   HARLEY-DAVIDSON INCORPORATED                                                      1,927,851
      163,502   HONEYWELL INTERNATIONAL INCORPORATED                                              6,793,508
       39,916   ITT CORPORATION                                                                   2,219,729
      130,411   JOHNSON CONTROLS INCORPORATED<<                                                   3,955,366
       73,123   LOCKHEED MARTIN CORPORATION                                                       8,019,399
       74,132   NORTHROP GRUMMAN CORPORATION                                                      4,487,951
       79,802   PACCAR INCORPORATED<<                                                             3,047,638
       54,587   TEXTRON INCORPORATED                                                              1,598,307
      211,804   UNITED TECHNOLOGIES CORPORATION                                                  12,720,948

                                                                                                 66,847,864
                                                                                               ------------

TRANSPORTATION SERVICES: 0.16%
       37,340   C.H. ROBINSON WORLDWIDE INCORPORATED<<                                            1,902,846
       46,793   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED                               1,630,268

                                                                                                  3,533,114
                                                                                               ------------

TRAVEL & RECREATION: 0.18%
       95,969   CARNIVAL CORPORATION<<                                                            3,392,504
       45,959   EXPEDIA INCORPORATED<<+                                                             694,440

                                                                                                  4,086,944
                                                                                               ------------

WHOLESALE TRADE NON-DURABLE GOODS: 0.78%
       34,803   AMERISOURCEBERGEN CORPORATION                                                     1,310,333
       17,230   BROWN-FORMAN CORPORATION CLASS B                                                  1,237,286
       33,461   DEAN FOODS COMPANY+                                                                 781,649
       60,599   MCKESSON CORPORATION                                                              3,260,832
       86,168   NIKE INCORPORATED CLASS B<<                                                       5,764,639
       46,649   SUPERVALU INCORPORATED                                                            1,012,283
      132,217   SYSCO CORPORATION                                                                 4,076,250

                                                                                                 17,443,272
                                                                                               ------------

Portfolio of Investments--September 30, 2008                       Wells Fargo Advantage Master Portfolios 37

INDEX PORTFOLIO

     SHARES   SECURITY NAME                                                                                               VALUE
WHOLESALE TRADE-DURABLE GOODS: 0.35%
     91,194   KIMBERLY-CLARK CORPORATION                                                                             $    5,913,019
     20,004   PATTERSON COMPANIES INCORPORATED+                                                                             608,322
     14,232   W.W. GRAINGER INCORPORATED                                                                                  1,237,746
                                                                                                                          7,759,087
                                                                                                                     --------------

TOTAL COMMON STOCKS (COST $2,097,476,577)                                                                             2,234,834,292
                                                                                                                     --------------
RIGHTS: 0.00%
     44,400   SEAGATE TECHNOLOGY RIGHTS+(a)(i)                                                                                    0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 14.69%

COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.26%
  7,023,033   BLACKROCK TEMPORARY #24 MONEY MARKET FUND                                                                   7,023,033
  7,023,033   DAILY ASSETS FUND INSTITUTIONAL                                                                             7,023,033
  7,023,033   DREYFUS CASH MANAGEMENT FUND                                                                                7,023,033
  7,023,033   SHORT-TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             7,023,033

                                                                                                                         28,092,132
                                                                                                                     --------------

  PRINCIPAL                                                                          INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS: 13.43%
$ 5,719,516   ATLANTIS ONE FUNDING CORPORATION++                                          6.75%        10/01/2008         5,719,516
  2,660,240   BANCO SANTANDER TOTTA LOAN+/-++                                             2.51         10/15/2008         2,660,061
  2,660,240   BANK OF IRELAND+/-++                                                        2.80         10/14/2008         2,660,172
 47,884,318   BARCLAYS REPURCHASE AGREEMENT - 102% COLLATERALIZED
              BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $47,887,311)                  2.25         10/01/2008        47,884,318
  2,716,712   CHEYNE FINANCE LLC+/-++(a)####(i)                                           2.08         02/25/2008            44,826
  2,091,591   CHEYNE FINANCE LLC+/-(a)####(i)                                             7.04         05/19/2008            34,511
  1,720,962   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
              BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $1,721,017)                   1.15         10/01/2008         1,720,962
 52,300,316   GREENWICH REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
              MORTGAGE BACKED SECURITIES (MATURITY VALUE $52,303,585)                     2.25         10/01/2008        52,300,316
 10,203,071   GRYPHON FUNDING LIMITED(a)(i)                                               0.00         08/23/2009         4,445,478
  6,916,624   ING (USA) ANNUITY & LIFE INSURANCE COMPANY+/-(a)(i)                         2.58         10/16/2008         6,916,624
  5,647,689   JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
              MONEY MARKET SECURITIES (MATURITY VALUE $5,648,748)                         6.75         10/01/2008         5,647,689
 52,300,316   JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
              MORTGAGE BACKED SECURITIES (MATURITY VALUE $52,302,858)                     1.75         10/01/2008        52,300,316
  5,719,516   MATCHPOINT MASTER TRUST++                                                   6.75         10/01/2008         5,719,516
  5,719,516   MONT BLANC CAPITAL CORPORATION++                                            7.50         10/01/2008         5,719,516
    492,144   MORGAN STANLEY+/-                                                           2.64         10/15/2008           492,144
 42,957,553   MORGAN STANLEY REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
              MORTGAGE BACKED SECURITIES (MATURITY VALUE $42,958,746)                     1.00         10/01/2008        42,957,553
  5,320,480   NORTHERN ROCK PLC+/-++                                                      2.52         10/03/2008         5,319,993
  1,596,144   ROYAL BANK OF CANADA                                                        0.25         10/01/2008         1,596,144
  5,214,070   ROYAL BANK OF CANADA                                                        8.00         10/01/2008         5,214,070
  4,362,793   ROYAL BANK OF CANADA                                                       10.00         10/01/2008         4,362,793
  2,873,059   ROYAL BANK OF CANADA                                                       11.00         10/01/2008         2,873,059
  4,362,793   ROYAL BANK OF CANADA                                                       12.00         10/01/2008         4,362,793
  5,719,516   STARBIRD FUNDING CORPORATION++                                              7.00         10/01/2008         5,719,516
  5,719,516   TULIP FUNDING CORPORATION++                                                 6.75         10/01/2008         5,719,516
  2,660,240   UNICREDITO ITALIANO BANK (IRELAND)+/-++                                     2.52         10/14/2008         2,660,128
  2,660,240   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                          2.52         10/08/2008         2,660,176
  5,719,516   VERSAILLES CP LLC++                                                         7.00         10/01/2008         5,719,516

38 Wells Fargo Advantage Master Portfolios                 Portfolio of Investments--September 30, 2008

INDEX PORTFOLIO

  PRINCIPAL   SECURITY NAME                                                          INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 3,298,697   VICTORIA FINANCE LLC+/-++(a)####(i)                                         4.05%        04/03/2008    $    2,539,997
  5,320,480   VICTORIA FINANCE LLC+/-++(a)####(i)                                         4.06         02/15/2008         4,096,769
  4,575,613   VICTORIA FINANCE LLC+/-++(a)####(i)                                         7.07         07/28/2008         3,523,222
  2,660,240   VICTORIA FINANCE LLC+/-++(a)####(i)                                         7.10         08/07/2008         2,048,385
  5,320,480   WHITE PINE FINANCE LLC+/-++(a)####(i)                                       4.01         02/22/2008         4,878,879

                                                                                                                        300,518,474
                                                                                                                     --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $332,747,336)                                                             328,610,606
                                                                                                                     --------------

     SHARES
SHORT-TERM INVESTMENTS: 0.48%

MUTUAL FUNDS: 0.42%
  9,383,289   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                                9,383,289
                                                                                                                     --------------

  PRINCIPAL
US TREASURY BILLS: 0.06%
$   195,000   US TREASURY BILL###                                                         1.66         02/05/2009           194,276
    230,000   US TREASURY BILL###                                                         1.78         02/05/2009           229,146
    920,000   US TREASURY BILL###                                                         1.89         02/05/2009           916,582
     10,000   US TREASURY BILL###                                                         1.90         11/06/2008             9,985
                                                                                                                          1,349,989
                                                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $10,729,635)                                                                          10,733,278
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,440,953,548)*                                                  115.04%                                      $2,574,178,176

Other Assets and Liabilities, Net                                       (15.04)                                        (336,569,649)
                                                                        ------                                       --------------

TOTAL NET ASSETS                                                        100.00%                                      $2,237,608,527
                                                                        ------                                       --------------

-----------------
<<    All or a portion of this security is on loan. (See Note 2)

+     Non-income earning securities.

(l)   Long-term security of an affiliate of the fund with a cost of $16,505,424.

+/-   Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(i)   Illiquid security.

##    Zero coupon bond. Interest rate presented is yield to maturity.

#     Security pledged as collateral for futures transactions. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++   Short-term security of an affiliate of the Fund with a cost of $9,383,289.

* Cost for federal income tax purposes is $2,465,032,905 and net unrealized appreciation (depreciation) consists of:

 Gross unrealized appreciation                $ 508,718,401
 Gross unrealized depreciation                 (399,573,130)
                                              -------------
 Net unrealized appreciation (depreciation)   $ 109,145,271

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities--September 30, 2008           Wells Fargo Advantage Master Portfolios 39

                                                                                                           Index
                                                                                                         Portfolio
                                                                                                      ---------------
ASSETS
 Investments
  In securities, at market value (including securities on loan) ..................................    $ 2,208,909,166
  Collateral received for securities loaned (Note 2) .......... ..................................        328,610,606
  Investments in affiliates ......................................................................         36,658,404
                                                                                                      ---------------
 Total investments at market value (see cost below) ..............................................      2,574,178,176
                                                                                                      ---------------
 Variation margin receivable on futures contracts ............ ...................................            401,600
 Receivable for investments sold ............................. ...................................            423,972
 Receivables for dividends and interest ...................... ...................................          3,348,450
 Receivable from securities lending agent ........................................................            510,051
                                                                                                      ---------------
Total assets .....................................................................................      2,578,862,249
                                                                                                      ---------------

LIABILITIES
 Payable for investments purchased ...............................................................          4,179,239
 Payable upon receipt of securities loaned (Note 2) ..............................................        336,859,441
 Payable to investment advisor and affiliates (Note 3) ...........................................            170,341
 Accrued expenses and other liabilities ..........................................................             44,701
                                                                                                      ----------0----
Total liabilities ................................................................................        341,253,722
                                                                                                      ---------------
TOTAL NET ASSETS .................................................................................    $ 2,237,608,527
                                                                                                      ===============

Investments at cost ..............................................................................    $ 2,440,953,548
                                                                                                      ---------------
Securities on loan, at market value (Note 2) .....................................................    $   345,468,902
                                                                                                      ---------------

The accompanying notes are an integral part of these financial statements.

40 Wells Fargo Advantage Master Portfolios                         Statements of Operations--For the Year Ended September 30, 2008

                                                                                                           Index
                                                                                                         Portfolio
                                                                                                       -------------
INVESTMENT INCOME
 Dividends (1) ...................................................................................     $  51,821,004
 Interest ........................................................................................            36,607
 Income from affiliated securities ...............................................................         1,423,075
 Securities lending income, net ..................................................................           884,996
                                                                                                       -------------
Total investment income ..........................................................................        54,165,682
                                                                                                       -------------
EXPENSES
 Advisory fees ...................................................................................         2,114,085
 Custody fees ....................................................................................           497,089
 Professional fees ...............................................................................            27,082
 Shareholder reports .............................................................................            23,881
 Trustees' fees ..................................................................................             8,646
 Other fees and expenses .........................................................................            52,309
                                                                                                       -------------
Total expenses ...................................................................................         2,723,092
                                                                                                       -------------
LESS

 Waived fees and reimbursed expenses (Note 3) ....................................................           (17,780)
 Net expenses ....................................................................................         2,705,312
                                                                                                       -------------
Net investment income (loss) .....................................................................        51,460,370
                                                                                                       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
 Securities, foreign currencies and foreign currency translation .................................        83,050,873
 Securities lending ..............................................................................        (3,602,054)
 Futures transactions ............................................................................        (4,260,266)
 Affiliated securities ...........................................................................         1,348,644
                                                                                                       -------------
Net realized gain and loss from investments ......................................................        76,537,197
                                                                                                       -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
 Securities, foreign currencies and foreign currency translation .................................      (632,095,020)
 Securities lending ..............................................................................        (4,136,730)
 Futures transactions ............................................................................          (825,628)
                                                                                                       -------------
Net change in unrealized appreciation (depreciation) of investments ..............................      (637,057,378)
                                                                                                       -------------
Net realized and unrealized gain (loss) on investments ...........................................      (560,520,181)
                                                                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................     $(509,059,811)
                                                                                                       =============

(1) Net of foreign withholding taxes of ..........................................................     $           0

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets                                             Wells Fargo Advantage Master Portfolios 41

                                                                                                  INDEX PORTFOLIO
                                                                                      ---------------------------------------
                                                                                           For the              For the
                                                                                         Year Ended            Year Ended
                                                                                      September 30, 2008   September 30, 2007
                                                                                      ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Beginning net assets .............................................................     $2,814,355,166       $2,548,093,616

OPERATIONS
 Net investment income (loss) .....................................................         51,460,370           51,519,728
 Net realized gain (loss) on investments ..........................................         76,537,197          117,184,727
 Net change in unrealized appreciation (depreciation) of investments ..............       (637,057,378)         245,109,179
                                                                                        -----------------------------------
Net increase (decrease) in net assets resulting from operations ...................       (509,059,811)         413,813,634
                                                                                        -----------------------------------
CAPITAL SHARES TRANSACTIONS

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
 Contributions ....................................................................        283,521,466          226,915,817
 Withdrawals ......................................................................       (351,208,294)        (374,467,901)
                                                                                        -----------------------------------
Net increase (decrease) from transactions in investors' beneficial interests ......        (67,686,828)        (147,552,084)
                                                                                        -----------------------------------
NET INCREASE (DECREASE) IN NET ASSETS .............................................       (576,746,639)         266,261,550
                                                                                        ===================================
ENDING NET ASSETS .................................................................     $2,237,608,527       $2,814,355,166
                                                                                        ===================================

The accompanying notes are an integral part of these financial statements.

42 Wells Fargo Advantage Master Portfolios                  Financial Highlights


                                                    Ratio to Average Net Assets (Annualized)(1)
                                                  ------------------------------------------------              Portfolio
                                                  Net Investment     Gross    Expenses       Net      Total      Turnover
                                                   Income (Loss)   Expenses    Waived     Expenses   Return (2)    Rate
                                                  ------------------------------------------------------------------------
INDEX PORTFOLIO
October 1, 2007 to September 30, 2008 .........        2.07%         0.11%     0.00% (3)    0.11%    (22.28)%        5%
October 1, 2006 to September 30, 2007 .........        1.86%         0.11%    (0.01)%       0.10%     16.35%         8%
October 1, 2005 to September 30, 2006 .........        1.86%         0.11%     0.00%        0.11%     10.70%         9%
October 1, 2004 to September 30, 2005 .........        2.08%         0.12%    (0.08)%       0.04%     12.23%         8%
October 1, 2003 to September 30, 2004 .........        1.71%         0.17%    (0.14)%       0.03%     13.87%         2%

--------------
(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements
      (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Amount calculated is less than .005%.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements        Wells Fargo Advantage Master Portfolios  43

1. ORGANIZATION

Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 23 separate investment portfolios (each, a "Fund" and collectively, the "Funds"). These financial statements are for the Index Portfolio.

Interests in the Fund are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interest holders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

44 Wells Fargo Advantage Master Portfolios         Notes to Financial Statements

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: May 31, 2005; May 31, 2006; May 31, 2007; May 31, 2008) are
subject to examination by the Internal Revenue Service and state departments of revenue.

FUTURES CONTRACTS

The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2008, the Fund held open futures contracts:

                                                                           NOTIONAL    NET UNREALIZED
                                                                           CONTRACT     APPRECIATION/
PORTFOLIO                         CONTRACTS    TYPE     EXPIRATION DATE     AMOUNT     (DEPRECIATION)
---------------                   ---------   -------   ---------------   ----------   --------------
INDEX PORTFOLIO                    32 Long    S&P 500    December 2008    $9,621,700     $(269,700)

SECURITY LOANS

The Fund may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Fund's custodian, acts as the securities lending agent for the Fund and receives for its services 25% of the revenues earned on the securities lending activities (reduced from 30% effective

Notes to Financial Statements         Wells Fargo Advantage Master Portfolios 45

September 1, 2007) and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the period from October 17, 2007 through the end of the fiscal year, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at September 30, 2008, are shown on the Statement of Assets and Liabilities.

STRUCTURED INVESTMENT VEHICLES

The Fund may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of September 30, 2008, the Fund owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

PORTFOLIO                     DEFAULTED SIVS ($MARKET VALUE)     % OF NET ASSETS
---------------               -----------------------------      ---------------
INDEX PORTFOLIO                          $17,166,589                   0.77%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                            ADVISORY                                            SUBADVISORY
                                           FEES (% OF                                           FEES (% OF
                       AVERAGE DAILY      AVERAGE DAILY                     AVERAGE DAILY      AVERAGE DAILY
PORTFOLIO                NET ASSETS        NET ASSETS)      SUBADVISER        NET ASSETS        NET ASSETS)
---------------      ------------------   -------------   -------------   ------------------   -------------
INDEX PORTFOLIO      First $500 million       0.100       Wells Capital   First $100 million       0.050
                      Next $500 million       0.100          Management    Next $100 million       0.030
                        Next $2 billion       0.075        Incorporated    Over $200 million       0.020
                        Next $2 billion       0.075
                        Over $5 billion       0.050

ADMINISTRATION AND TRANSFER AGENT FEES

Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rate:

                                                                  % OF AVERAGE
PORTFOLIO                                                       DAILY NET ASSETS
----------------                                                ----------------
INDEX PORTFOLIOS                                                     0.02

46 Wells Fargo Advantage Master Portfolios         Notes to Financial Statements

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust. PNC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its independent Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended September 30, 2008, were waived by Funds Management, first from advisory fees, and then any remaining amount from custody. Funds Management has contractually committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for certain series of Wells Fargo Funds Trust that invest substantially all or a portion of their assets in the Fund.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2008, were as follows:

PORTFOLIO                            PURCHASES AT COST          SALES PROCEEDS
---------------                      -----------------          --------------
INDEX PORTFOLIO                        $127,176,619              $322,723,942

5. IN-KIND TRANSACTIONS

In connection with the transaction described below, the Index Portfolio received securities that were contributed in-kind by the Wells Fargo Advantage Index Fund, a series of Wells Fargo Funds Trust, in an in-kind subscription for interests in the portfolio. As of the open of business on July 21, 2008, the series of Wells Fargo Funds Trust identified below as an "Acquiring Gateway Fund" acquired all of the assets and assumed all of the liabilities of its corresponding series of Wells Fargo Funds Trust identified below as a "Target Gateway Fund" (a "Gateway Acquisition"), as shown in the table below.

TARGET GATEWAY FUND                                              ACQUIRING GATEWAY FUND
-----------------------------------------------           ----------------------------------------
WELLS FARGO ADVANTAGE EQUITY INDEX FUND                   Wells Fargo Advantage Index Fund

The Gateway Acquisition was accomplished through the following steps. In a tax-free exchange, the Wells Fargo Advantage Index Fund issued 5,921,421 of its shares (valued at $286,059,163) in exchange for all of the assets and liabilities of the Wells Fargo Advantage Equity Index Fund. The aggregate net assets of the Wells Fargo Advantage Equity Index Fund at the close of business on July 18, 2008 were valued at $286,059,163 and were combined with those of the Wells Fargo Advantage Index Fund. The Target Gateway Fund then liquidated by distributing the corresponding Acquiring Gateway Fund shares pro rata to the Target Gateway Fund shareholders, so that Target Gateway Fund shareholders received shares of a specified class of the corresponding Acquiring Gateway Fund with a total value equal to the value of their Target Gateway Fund shares at the close of business on July 18, 2008. The Wells Fargo Advantage Index Fund then transferred in-kind the assets acquired in the Gateway Acquisition valued at $286,059,163 to the Index Portfolio in which it invests all or substantially all of its assets in exchange for interests in the Index Portfolio.

Notes to Financial Statements      Wells Fargo Advantage Master Portfolios 47

6. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, Management has determined the adoption of SFAS No. 157 will not impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133." FAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. As of September 30, 2008, Management is continuing to evaluate the impact, if any, that adoption of FAS 161 may have on the financial statements.

48 Wells Fargo Advantage Master Portfolios            Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND INTERESTHOLDERS OF
WELLS FARGO MASTER TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Index Fund, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2008, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Fund of Wells Fargo Funds Trust as of September 30, 2008, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                     [KPMG LLP LOGO]

Philadelphia, Pennsylvania
November 26, 2008

Other Information (Unaudited)                Wells Fargo Advantage Index Fund 49

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS or by visiting the SEC Web site at WWW.SEC.GOV.

DISTRIBUTION INFORMATION

On July 17, 2008, the Wells Fargo Advantage Equity Index Fund ("Target Fund") paid a distribution of $4.84181 per share to shareholders of record as of July 16, 2008, that included amounts from net investment income, short-term capital gain, long-term capital gain and return of capital. It is a requirement of law to notify shareholders if an investment company pays a dividend, or makes a distribution in the nature of a dividend payment, to its shareholders from sources other than net investment income. Accordingly, pursuant to Rule 19a-1 of the 1940 Act, the sources of the distributions are as follows:

                  NET      SHORT-TERM   LONG-TERM
              INVESTMENT     CAPITAL     CAPITAL    RETURN OF
                INCOME        GAIN         GAIN      CAPITAL
              ----------   ----------   ---------   ---------
TARGET FUND     13.87%        0.42%       84.63%      1.08%

These figures provided are for informational purposes only and should not be used for tax reporting. If applicable, shareholders will receive their 2008 IRS Form 1099-DIV in January 2009 for any taxable accounts, which will contain the appropriate information to enable them to file their federal and state income tax returns.

A "return of capital" represents a return of shareholders' original investment in their shares and should not be confused with dividend "yield" or "income." Shareholders that held Target Fund shares in taxable accounts must, upon a taxable disposition of their shares, reduce the cost basis in their shares (including any shares of the Wells Fargo Advantage Index Fund received in the reorganization) to the extent that the distribution contains a return of capital and, if they have no further basis in their shares, report any excess as capital gain. Shareholders should consult their tax advisers regarding the federal, state and local tax considerations that may be applicable to their individual circumstances.

50 Wells Fargo Advantage Index Fund                Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                     POSITION HELD AND
NAME AND AGE         LENGTH OF SERVICE (2) PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS
------------------   --------------------- --------------------------------------------------   -------------------
Thomas S. Goho       Trustee, since 1987   Co-Director for the Calloway School of Stephens      None
66                                         University of Wake Forest University. Prior
                                           thereto, the Thomas Goho Chair of Finance of Wake
                                           Forest University, Calloway School of Business and
                                           Accountancy, from 2006-2007 and Associate
                                           Professor of Finance from 1999 - 2005.

Peter G. Gordon      Trustee, since        Chairman, CEO and Co-Founder of Crystal Geyser       None
65                   1998; Chairman,       Water Company and President of Crystal Geyser
                     since 2005 (Lead      Roxane Water Company.
                     Trustee since 2001)

Judith M. Johnson    Trustee, since 2008   Retired. Prior thereto, Chief Executive Officer      None
59                                         and Chief Investment Officer of Minneapolis
                                           Retirement Fund from 1996 to 2008.

Olivia S. Mitchell   Trustee, since 2006   Professor of Insurance and Risk Management,          None
55                                         Wharton School, University of Pennsylvania.
                                           Director of the Boettner Center on Pensions and
                                           Retirement Research. Research associate and board
                                           member, Penn Aging Research Center. Research
                                           associate, National Bureau of Economic Research.

Timothy J. Penny     Trustee, since 1996   President and CEO of Southern Minnesota Initiative   None
56                                         Foundation, a non-profit organization since 2007
                                           and Senior Fellow at the Humphrey Institute Policy
                                           Forum at the University of  Minnesota since 1995.

Donald C. Willeke    Trustee, since 1996   Principal of the law firm of Willeke & Daniels.      None
68

INTERESTED TRUSTEE (3)

                     POSITION HELD AND
NAME AND AGE         LENGTH OF SERVICE (2)  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS
------------------   ---------------------  --------------------------------------------------   -------------------
J. Tucker Morse      Trustee, since 1987    Private Investor/Real Estate Developer. Prior        None
63                                          thereto, Chairman of Whitepoint Capital, LLC
                                            until 2004.

Other Information (Unaudited)             Wells Fargo Advantage Index Fund 51

OFFICERS

                     POSITION HELD AND
NAME AND AGE         LENGTH OF SERVICE (2) PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS
------------------   --------------------- --------------------------------------------------   -------------------
Karla M. Rabusch     President, since      Executive Vice President of Wells Fargo Bank, N.A.   None
49                   2003                  and President of Wells Fargo Funds Management,
                                           LLC since 2003. Senior Vice President  and Chief
                                           Administrative Officer of Wells Fargo Funds
                                           Management,  LLC from 2001 to 2003.

C. David Messman     Secretary, since      Senior Vice President and Secretary of Wells Fargo   None
48                   2000; Chief           Funds Management, LLC since 2001. Vice President
                     Legal Counsel,        and Managing Senior Counsel of  Wells Fargo Bank,
                     since 2003            N.A. since 1996.

Stephen W. Leonhardt Treasurer, since      Vice President and Manager of Fund Accounting,       None
49                   2007                  Reporting and Tax for Wells Fargo Funds
                                           Management, LLC since 2007. Director of Fund
                                           Administration and SEC Reporting for TIAA-CREF
                                           from 2005 to 2007. Chief Operating Officer for
                                           UMB Fund Services, Inc. from 2004 to 2005.
                                           Controller for Sungard Transaction Networks from
                                           2002 to 2004.

Debra Ann Early      Chief Compliance      Chief Compliance Officer of Wells Fargo Funds        None
44                   Officer, since        Management, LLC since 2007. Chief Compliance
                     2007                  Officer of Parnassus Investments from  2005 to
                                           2007. Chief Financial Officer of Parnassus
                                           Investments from 2004 to 2007 and Senior Audit
                                           Manager of PricewaterhouseCoopers LLP  from 1998
                                           to 2004.

----------
(1) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

(2) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3) As of September 30, 2008, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

52 Wells Fargo Advantage International Stock Funds         List of Abbreviations


The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    --   Association of Bay Area Governments
ADR     --   American Depositary Receipt
AMBAC   --   American Municipal Bond Assurance Corporation
AMT     --   Alternative Minimum Tax
ARM     --   Adjustable Rate Mortgages
BART    --   Bay Area Rapid Transit
CDA     --   Community Development Authority
CDO     --   Collateralized Debt Obligation
CDSC    --   Contingent Deferred Sales Charge
CGIC    --   Capital Guaranty Insurance Company
CGY     --   Capital Guaranty Corporation
CIFG    --   CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     --   Certificate of Participation
CP      --   Commercial Paper
CTF     --   Common Trust Fund
DW&P    --   Department of Water & Power
DWR     --   Department of Water Resources
ECFA    --   Educational & Cultural Facilities Authority
EDFA    --   Economic Development Finance Authority
ETET    --   Eagle Tax-Exempt Trust
FFCB    --   Federal Farm Credit Bank
FGIC    --   Financial Guaranty Insurance Corporation
FHA     --   Federal Housing Authority
FHAG    --   Federal Housing Agency
FHLB    --   Federal Home Loan Bank
FHLMC   --   Federal Home Loan Mortgage Corporation
FNMA    --   Federal National Mortgage Association
FSA     --   Farm Service Agency
GDR     --   Global Depositary Receipt
GNMA    --   Government National Mortgage Association
GO      --   General Obligation
HCFR    --   Healthcare Facilities Revenue
HEFA    --   Health & Educational Facilities Authority
HEFAR   --   Higher Education Facilities Authority Revenue
HFA     --   Housing Finance Authority
HFFA    --   Health Facilities Financing Authority
HUD     --   Housing & Urban Development
IDA     --   Industrial Development Authority
IDAG    --   Industrial Development Agency
IDR     --   Industrial Development Revenue
LIBOR   --   London Interbank Offered Rate
LLC     --   Limited Liability Corporation
LOC     --   Letter of Credit
LP      --   Limited Partnership
MBIA    --   Municipal Bond Insurance Association
MFHR    --   Multi-Family Housing Revenue
MTN     --   Medium Term Note
MUD     --   Municipal Utility District
PCFA    --   Pollution Control Finance Authority
PCR     --   Pollution Control Revenue
PFA     --   Public Finance Authority
PFFA    --   Public Facilities Financing Authority
plc     --   Public Limited Company
PSFG    --   Public School Fund Guaranty
R&D     --   Research & Development
RDA     --   Redevelopment Authority
RDFA    --   Redevelopment Finance Authority
REITS   --   Real Estate Investment Trusts
SFHR    --   Single Family Housing Revenue
SFMR    --   Single Family Mortgage Revenue
SLMA    --   Student Loan Marketing Association
TBA     --   To Be Announced
TRAN    --   Tax Revenue Anticipation Notes
USD     --   Unified School District
XLCA    --   XL Capital Assurance

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

[REDUCE CLUTTER. SAVE TREES. LOGO]

Sign up for electronic delivery of prospectuses and shareholder reports at WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

WELLS FARGO
ADVANTAGE FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Lehman Brothers Bond Indexes, which are published by Lehman Brothers Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Lehman Brothers, and neither Dow Jones nor Lehman Brothers makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or complete-ness of the Dow Jones Target Date Indexes or the Lehman Brothers Bond Indexes. IN NO EVENT SHALL DOW JONES, LEHMAN BROTHERS OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2008 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds        113198 11-08
                                                                                                       AEGNLD/AR112 9-08

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, September 30, 2008, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================
(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2006 and September 30, 2007 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended September 30, 2007 and September 30, 2008, he Audit Fees were $ 1,857,600 and $ 1,820,330, respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended September 30, 2007 and September 30, 2008 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2007 and September 30, 2008 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

          For the fiscal years ended September 30, 2007 and September 30, 2008, the Tax Fees were $ 110,800 and $118,080, respectively. The incurred Tax Fees are comprised of excise tax review services.

          For the fiscal years ended September 30, 2007 and September 30, 2008, the Tax Fees were $ 179,830 and $193,890 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended September 30, 2007 and September 30, 2008.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f) Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended September 30, 2007 and September 30, 2008, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

         For the fiscal years ended September 30, 2007 and September 30, 2008, the Registrant incurred non-audit fees in the amount of $170,000 and $180,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

         For the fiscal years ended September 30, 2007 and September 30, 2008, the Registrant's investment adviser incurred non-audit fees in the amount of $ 44,000and $ 54,000, respectively. The non-audit fees for the year-ended September 30, 2008 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=============================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECUIRTY HOLDERS
============================================================
Not applicable.


ITEM 11. CONTROLS AND PROCEDURES
================================
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             Wells Fargo Funds Trust

                             By: /s/ Karla M. Rabusch

                                 Karla M. Rabusch
                                 President

Date: November 20, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                             By: /s/ Karla M. Rabusch

                                 Karla M. Rabusch
                                 President

Date: November 20, 2008


                             By: /s/ Stephen W. Leonhardt


                                 Stephen W. Leonhardt
                                 Treasurer

Date: November 20, 2008

                                  CERTIFICATION
                                  -------------


I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage International Core Fund, Wells Fargo Advantage International Equity Fund, Wells Fargo Advantage Aggressive Allocation Fund, Wells Fargo Advantage Asset Allocation Fund, Wells Fargo Advantage Conservative Allocation Fund, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Diversified Small Cap Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Equity Income Fund, Wells Fargo Advantage Equity Value Fund, Wells Fargo Advantage Growth Equity Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Large Cap Appreciation Fund, Wells Fargo Advantage Large Company Growth Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage Strategic Small Cap Value Fund, and Wells Fargo Advantage Index Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

         a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

         d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: November 20, 2008

/s/ Karla M. Rabusch
------------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust
                                                                 Exhibit 99.CERT

                                  CERTIFICATION
                                  -------------


I, Stephen W. Leonhardt certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage International Core Fund, Wells Fargo Advantage International Equity Fund, Wells Fargo Advantage Aggressive Allocation Fund, Wells Fargo Advantage Asset Allocation Fund, Wells Fargo Advantage Conservative Allocation Fund, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Diversified Small Cap Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Equity Income Fund, Wells Fargo Advantage Equity Value Fund, Wells Fargo Advantage Growth Equity Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Large Cap Appreciation Fund, Wells Fargo Advantage Large Company Growth Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage Strategic Small Cap Value Fund, and Wells Fargo Advantage Index Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

         a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

         d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


         a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: November 20, 2008

/s/ Stephen W. Leonhardt
------------------------
Stephen W. Leonhardt
Treasurer
Wells Fargo Funds Trust
                                                                 Exhibit 99.CERT

                            SECTION 906 CERTIFICATION
                            -------------------------


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended September 30, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date: November 20, 2008

                             By: /s/ Karla M. Rabusch

                             Karla M. Rabusch
                             President
                             Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                            SECTION 906 CERTIFICATION
                            -------------------------


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended September 30, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date: November 20, 2008

                             By: /s/ Stephen W. Leonhardt

                             Stephen W. Leonhardt
                             Treasurer
                             Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                             WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

JOINT CODE OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND SENIOR FINANCIAL
OFFICERS

I.       COVERED OFFICERS / PURPOSE OF THE CODE

         This Code of Ethics ("Code") of Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (collectively, the "Trusts" and each, "a Trust") applies to each Trust's Principal Executive Officer, Principal Financial Officer and any other Trust officer's listed on Exhibit A (the "Covered Officers") for the purpose of promoting:

    o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    o full, fair, accurate, timely and understandable financial disclosure in reports and documents that a Trust files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Trust;

    o compliance with applicable laws and governmental rules and regulations;

    o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

    o accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY BOTH ACTUAL AND APPARENT CONFLICTS OF INTEREST

         OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, a Trust. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Trust. Certain conflicts of interest arise out of the relationships between Covered Officers and the Trust and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trust because of their status as "affiliated persons" of the Trust. The compliance programs and procedures of the Trust and Wells Fargo Funds Management, LLC (the

"Adviser") are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Trust and the Adviser, of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trust or for the Adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Trust. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Trust and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Trust. Each Covered Officer recognizes that, as an officer of a Trust, he or she has a duty to act in the best interests of the Trust and its shareholders. If a Covered Officer believes that his or her responsibilities as an officer or employee of the Adviser are likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as an officer of the Trust, he or she should consult with the Chief Legal Officer. Under appropriate circumstances, a Covered Officer should also consider whether to present the matter to the Board. In addition, it is recognized by the Trust's Board of Trustees ("Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

         Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trust.

                                     * * * *

         Each Covered Officer must:

    o not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Trust whereby the Covered Officer would benefit personally to the detriment of the Trust;

    o not cause the Trust to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of a Trust;

    o not use material non-public knowledge of portfolio transactions made or contemplated for the Trust to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

    o not retaliate against any other Covered Officer or any employee of a Trust or its affiliated persons for reports of potential violations that are made in good faith; and

    o not engage in personal, business or professional relationships or dealings that would impair his or her independence of judgment or adversely affect the performance of his or her duties in the best interests of the Trust and their shareholders.

         There are some conflict of interest situations that should always be approved in advance by the Chief Legal Officer of the Trust (the "Chief Legal Officer") if material. Examples of these include:

    o service as a director on the board of any public or private for-profit company (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may serve as a director of such company or any entity, controlling, controlled by, or under common control with, such company);

    o acquiring a financial interest in any company that provides services to the Trust (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may have an ownership interest in his or her employer or the employer's parent company);

    o the receipt of any entertainment or gifts from any person or company with which the Trust has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

    o any consulting or employment relationship with any of the Trust's service providers, other than with the primary employer of the Covered Officer; and

    o a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trust for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer's primary employment, such as compensation or equity ownership.

III.     DISCLOSURE AND COMPLIANCE

         Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Trust.

         Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Trust to others, whether within or outside the Trust, including to the Board and the Trust's auditors, and to governmental regulators and self-regulatory organizations.

         Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trust and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trust files with, or submits to, the SEC and in other public communications made by the Trust.

         It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

         Each Covered Officer should, consistent with his or her responsibilities, exercise appropriate supervision over and assist relevant Trust service providers in developing financial information and other disclosure that complies with relevant law and presents information in a clear, comprehensible and complete manner.

         Each Covered Officer is responsible for the accuracy of the records and reports that he or she is responsible for maintaining. The books and records of the Trust shall meet the highest standards and accurately reflect the true nature of the transactions they record. The Covered Officers must not create false or misleading documents or accounting, financial or electronic records for any purpose, and must not direct any other person to do so. If a Covered Officer becomes aware that information filed with the SEC or made available to the public contains any false or misleading information or omits to disclose necessary information, he shall promptly report it to Chief Legal Officer for a determination as to what, if any, corrective action is necessary or appropriate.

         No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in a Trust's books or records for any reason. No disbursement of a Trust's assets shall be made without adequate supporting documentation or for any purpose other than as described in the Trust's documents or contracts.

         A Trust will maintain and preserve for a period of not less than six
(6) years from the date such action is taken, the first two (2) years in an easily accessible place, a copy of the information or materials supplied to the
Board: (i) that provided the basis for any amendment or waiver to this Code, and
(ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Board.

IV.      REPORTING AND ACCOUNTABILITY

         Each Covered Officer must:

    o upon adoption of the Code (or thereafter upon becoming a Covered Officer), affirm in writing (in the form attached to this Code) to the Board that he or she has received, read, and understands the Code;

    o annually thereafter affirm in writing (in the form attached to this Code) to the Board that he or she has complied with the requirements of the Code; and

    o notify the Chief Legal Officer of the Trust promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

         The Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. While the Chief Legal Officer in authorized to interpret this Code, an approval of a situation that is expressly prohibited by this Code is deemed to be a "waiver" and can be approved only by the Board.

         The Trust will follow these procedures in investigating and enforcing this Code:

    o the Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her;

    o if, after such investigation, the Chief Legal Officer believes that no violation has occurred, the Chief Legal Officer is not required to take any further action;

    o any matter that the Chief Legal Officer believes is a violation will be reported to the Board;

    o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser; or a recommendation to dismiss the Covered Officer;

    o the Board will be responsible for granting waivers, as appropriate (a "waiver" is the approval of a situation that is expressly prohibited by this Code); and

    o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trusts or the Adviser govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The codes of ethics adopted by the Trusts and the Adviser under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.      AMENDMENTS

         Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent Trustees.

VII.     CONFIDENTIALITY

         All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except upon request of the SEC or another regulatory agency, or as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than Board and its counsel.

VIII.    INTERNAL USE

         The Code is intended solely for the internal use by each Trust and does not constitute an admission, by or on behalf of any Trust, as to any fact, circumstance, or legal conclusion.



Adopted: August 5, 2003

                                    EXHIBIT A


                           PERSONS COVERED BY THE CODE



Karla Rabusch, President of each Trust

Stephen Leonhardt, Treasurer of each Trust







Exhibit A amended:  May 9, 2007

                                    EXHIBIT B

                            COMPLIANCE CERTIFICATIONS





                              INITIAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     WILLFULLY COMPLY WITH THE CODE AND ANY RELATED
                                 PROCEDURES;
                         (VI)    ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (VII)   UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (VIII)  HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE.


Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------

                              ANNUAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     HAVE FULLY COMPLIED
                                 WITH THE CODE AND ANY RELATED PROCEDURES;
                         (VI)    HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY
                                 COMPLIANCE WITH THE CODE;
                         (VII)   WILLFULLY COMPLY WITH THE CODE OF ETHICS;
                         (VIII)  ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (IX)    UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (X)     HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE



EXCEPTION(S):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------